EXECUTION COPY

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,


                                   Depositor,


                        RESIDENTIAL FUNDING CORPORATION,


                                Master Servicer,


                                       and


                               JPMORGAN CHASE BANK


                                     Trustee


                         POOLING AND SERVICING AGREEMENT


                          Dated as of September 1, 2003


                 Mortgage Asset-Backed Pass-Through Certificates


                                 Series 2003-RZ4


                                TABLE OF CONTENTS
                                                                                          PAGE


ARTICLE I         DEFINITIONS...............................................................4

        Section 1.01      Definitions.......................................................4

ARTICLE II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........44

        Section 2.01      Conveyance of Mortgage Loans.....................................44

        Section 2.02      Acceptance by Trustee............................................47

        Section 2.03      Representations, Warranties and Covenants of the Master
                          Servicer and the Depositor.......................................49

        Section 2.04      Representations and Warranties of Sellers........................51

        Section 2.05      Execution and Authentication of Certificates; Conveyance of
                          Uncertificated REMIC Regular Interests...........................53

        Section 2.06      Purposes and Powers of the Trust.................................54

ARTICLE III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................55

        Section 3.01      Master Servicer to Act as Servicer...............................55

        Section 3.02      Subservicing Agreements Between Master Servicer and
                          Subservicers; Enforcement of Subservicers' Obligations;
                          Special Servicing................................................56

        Section 3.03      Successor Subservicers...........................................57

        Section 3.04      Liability of the Master Servicer.................................58

        Section 3.05      No Contractual Relationship Between Subservicer and Trustee
                          or Certificateholders............................................58

        Section 3.06      Assumption or Termination of Subservicing Agreements by
                          Trustee..........................................................58

        Section 3.07      Collection of Certain Mortgage Loan Payments; Deposits to
                          Custodial Account................................................59

        Section 3.08      Subservicing Accounts; Servicing Accounts........................61

        Section 3.09      Access to Certain Documentation and Information Regarding
                          the Mortgage Loans...............................................63

        Section 3.10      Permitted Withdrawals from the Custodial Account.................63

        Section 3.11      Maintenance of Primary Insurance Coverage........................65

        Section 3.12      Maintenance of Fire Insurance and Omissions and Fidelity
                          Coverage.........................................................66

        Section 3.13      Enforcement of Due-on-Sale Clauses; Assumption and
                          Modification Agreements; Certain Assignments.....................67

        Section 3.14      Realization Upon Defaulted Mortgage Loans........................69

        Section 3.15      Trustee to Cooperate; Release of Mortgage Files..................72

                                      i


        Section 3.16      Servicing and Other Compensation; Compensating Interest..........73

        Section 3.17      Reports to the Trustee and the Depositor.........................74

        Section 3.18      Annual Statement as to Compliance................................74

        Section 3.19      Annual Independent Public Accountants' Servicing Report..........75

        Section 3.20      Right of the Depositor in Respect of the Master Servicer.........75

ARTICLE IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................77

        Section 4.01      Certificate Account..............................................77

        Section 4.02      Distributions....................................................77

        Section 4.03      Statements to Certificateholders; Statements to Rating
                          Agencies; Exchange Act Reporting.................................82

        Section 4.04      Distribution of Reports to the Trustee and the Depositor;
                          Advances by the Master Servicer..................................85

        Section 4.05      Allocation of Realized Losses....................................86

        Section 4.06      Reports of Foreclosures and Abandonment of Mortgaged Property....88

        Section 4.07      Optional Purchase of Defaulted Mortgage Loans....................88

        Section 4.08      Limited Mortgage Loan Repurchase Right...........................88

        Section 4.09      Distributions on the REMIC I Regular Interests...................89

ARTICLE V         THE CERTIFICATES.........................................................91

        Section 5.01      The Certificates.................................................91

        Section 5.02      Registration of Transfer and Exchange of Certificates............92

        Section 5.03      Mutilated, Destroyed, Lost or Stolen Certificates................98

        Section 5.04      Persons Deemed Owners............................................98

        Section 5.05      Appointment of Paying Agent......................................98

ARTICLE VI        THE DEPOSITOR AND THE MASTER SERVICER....................................99

        Section 6.01      Respective Liabilities of the Depositor and the Master
                          Servicer.........................................................99

        Section 6.02      Merger or Consolidation of the Depositor or the Master
                          Servicer; Assignment of Rights and Delegation of Duties by
                          Master Servicer..................................................99

        Section 6.03      Limitation on Liability of the Depositor, the Master
                          Servicer and Others.............................................100

        Section 6.04      Depositor and Master Servicer Not to Resign.....................101

ARTICLE VII       DEFAULT.................................................................102

                                        ii

        Section 7.01      Events of Default...............................................102

        Section 7.02      Trustee or Depositor to Act; Appointment of Successor...........104

        Section 7.03      Notification to Certificateholders..............................105

        Section 7.04      Waiver of Events of Default.....................................105

ARTICLE VIII      CONCERNING THE TRUSTEE..................................................106

        Section 8.01      Duties of Trustee...............................................106

        Section 8.02      Certain Matters Affecting the Trustee...........................107

        Section 8.03      Trustee Not Liable for Certificates or Mortgage Loans...........109

        Section 8.04      Trustee May Own Certificates....................................109

        Section 8.05      Master Servicer to Pay Trustee's Fees and Expenses;
                          Indemnification.................................................109

        Section 8.06      Eligibility Requirements for Trustee............................110

        Section 8.07      Resignation and Removal of the Trustee..........................110

        Section 8.08      Successor Trustee...............................................111

        Section 8.09      Merger or Consolidation of Trustee..............................112

        Section 8.10      Appointment of Co-Trustee or Separate Trustee...................112

        Section 8.11      Appointment of Custodians.......................................113

        Section 8.12      Appointment of Office or Agency.................................113

ARTICLE IX        TERMINATION.............................................................115

        Section 9.01      Optional Purchase by the Master Servicer of All
                          Certificates; Termination Upon Purchase by the Master
                          Servicer or Liquidation of All Mortgage Loans...................115

        Section 9.02      Additional Termination Requirements.............................119

ARTICLE X         REMIC PROVISIONS........................................................120

        Section 10.01     REMIC Administration............................................120

        Section 10.02     Master Servicer, REMIC Administrator and Trustee
                          Indemnification.................................................123

ARTICLE XI        MISCELLANEOUS PROVISIONS................................................125

        Section 11.01     Amendment.......................................................125

        Section 11.02     Recordation of Agreement; Counterparts..........................127

        Section 11.03     Limitation on Rights of Certificateholders......................128

        Section 11.04     Governing Law...................................................128

        Section 11.05     Notices.........................................................128

                                        iii

        Section 11.06     Notices to Rating Agencies and the Insurer......................129

        Section 11.07     Severability of Provisions......................................130

        Section 11.08     Supplemental Provisions for Resecuritization....................130

        Section 11.09     Third-Party Beneficiary.........................................131

        Section 11.10     Rights of the Insurer...........................................131

                                        iv

                                  EXHIBITS

Exhibit A        Form of Class A Certificate
Exhibit B        Form of Class M Certificate
Exhibit C        Form of Class SB Certificate
Exhibit D        Form of Class R Certificate
Exhibit E        Form of Custodial Agreement
Exhibit F        Mortgage Loan Schedule
Exhibit G        Form of Request for Release
Exhibit H-1      Form of Transfer Affidavit and Agreement
Exhibit H-2      Form of Transferor Certificate
Exhibit I        Form of Investor Representation Letter
Exhibit J        Form of Transferor Representation Letter
Exhibit K        Form of Form 10-K Certification
Exhibit L        Form of Back-Up  Certification  to Form 10-K  Certification
Exhibit M        Form of Lender  Certification  for Assignment of Mortgage Loan
Exhibit N        Form of Rule  144A  Investment  Representation
Exhibit O        Form of ERISA  Representation Letter for Class SB Certificates
Exhibit P        Form of ERISA  Representation  Letter for Class M  Certificates
Exhibit Q        Policy
Exhibit R        Information to be Provided by the Master Servicer to the
                 Rating Agencies Relating to Reportable Modified Mortgage Loans

       This Pooling and Servicing Agreement, effective as of September 1, 2003, among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the depositor (together with its permitted successors and assigns, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and JPMORGAN CHASE BANK, a New York banking corporation, as trustee (together with its permitted successors and assigns, the "Trustee").


                             PRELIMINARY STATEMENT:

        The Depositor intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in ten classes, which in the aggregate will evidence the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of the Mortgage Loans (as defined herein).


                                     REMIC I

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC I Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC I Regular Interest shall be the Maturity Date. None of the REMIC I Regular Interests will be certificated.


    Designation      Uncertificated REMIC I    Initial Uncertificated      Latest Possible
                        Pass-Through Rate        Principal Balance          Maturity Date
        LT1                Variable(1)            $ 849,849,183.20         October 25, 2033
        LT2                Variable(1)           $       19,100.66         October 25, 2033
        LT3                Variable(1)           $       65,899.34         October 25, 2033
        LT4                Variable(1)           $       65,899.34         October 25, 2033
------------
(1)  Calculated  as  provided  in  the  definition  of  Uncertificated  REMIC  I
Pass-Through Rate.

                                    REMIC II

        As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC II. The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate, aggregate Initial Certificate Principal Balance, certain features, Final Scheduled Distribution Date and initial ratings for each Class of Certificates comprising the interests representing "regular interests" in REMIC II. The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC II Regular Certificates shall be the Maturity Date.


                                      AGGREGATE
                       PASS-THROUGH    INITIAL         FINAL                     INITIAL
DESIGNATION    TYPE        RATE      CERTIFICATE     SCHEDULED       FEATURES    RATINGS
                                      PRINCIPAL     DISTRIBUTION
                                  BALANCE DATE
                                                                                   S&P   MOODY'S
 Class A-1    Senior   Adjustable(1)($337,000,000   June 25, 2024     Senior       AAA     Aaa
 Class A-2    Senior          2.81%  $92,600,000    July 25, 2027     Senior       AAA     Aaa
 Class A-3    Senior          3.38%  $95,700,000    February 25,      Senior       AAA     Aaa
                                                        2030
 Class A-4    Senior          4.04%  $36,700,000    December 25,      Senior       AAA     Aaa
                                                        2030
 Class A-5    Senior          4.66%  $53,500,000    February 25,      Senior       AAA     Aaa
                                                        2032
 Class A-6    Senior    5.49%(1)(3)  $73,000,000     October 25,      Senior       AAA     Aaa
                                                        2033
 Class A-7    Senior       4.79%(3)  $76,500,000    June 25, 2033  Senior/Lockout  AAA     Aaa
 Class M-1  Mezzanine   5.27%(1)(3)  $45,475,000     October 25,     Mezzanine     AA      Aa2
                                                        2033
 Class M-2  Mezzanine   5.57%(1)(3)  $31,025,000     October 25,     Mezzanine      A      A2
                                                        2033
 Class M-3  Mezzanine   6.35%(1)(3)   $8,500,000     October 25,     Mezzanine     BBB     A3
                                                        2033
 Class SB   SubordinateAdjustable(4)    $82.55       October 25,    Subordinate    N/R     N/R
                                                        2033
 Class R-I   Residual           N/A            N/A       --          Residual      N/R     N/R
Class R-II   Residual           N/A            N/A       --          Residual      N/R     N/R

------------

(1) Subject to a cap as described in the definition of "Pass-Through Rate" herein.

(2) The Pass-Through Rate on the Class A-1 Certificates on any Distribution Date will be equal to the lesser of (a) One-Month LIBOR plus 0.15%; and (b) the Net WAC Rate.

(3) Starting on the second Distribution Date after the first possible Optional Termination Date, the Pass-Through Rate indicated above will increase by a per annum rate equal to 0.50%.

(4) The Class SB Certificates will accrue interest as described in the definition of Acc rued Certificate Interest. The Class SB Certificates will not accrue interest on their Certificate Principal Balance.

        The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to approximately $850,000,082.55. The Mortgage Loans are fixed-rate, fully amortizing, first lien or balloon payment mortgage loans having terms to maturity at origination of not more than 30 years.

        In  consideration  of  the  mutual  agreements  herein  contained,   the
Depositor, the Master Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

Section 1.01   Definitions

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued Certificate Interest: With respect to each Distribution Date and the Class A Certificates and Class M Certificates, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date (or in the case of the first Distribution Date, the Cut-off Date).

        The amount of Accrued Certificate Interest on each Class of Certificates shall be reduced by the amount of (a) Prepayment Interest Shortfalls on the Mortgage Loans during the prior calendar month allocated to that Class of
Certificates   pursuant  to  Section  4.02(e)  to  the  extent  not  covered  by
Compensating Interest pursuant to Section 3.16 allocated to that Class of Certificates, and by Relief Act Shortfalls on the Mortgage Loans during the related Due Period; and (b) the interest portion of Realized Losses allocated to such Class through Subordination as described in Section 4.05.

        With respect to each Distribution Date and the Class SB Certificates, interest accrued during the preceding calendar month at the related Pass-Through Rate on the Notional Amount as specified in the definition of Pass-Through Rate, immediately prior to such Distribution Date in each case, reduced by any interest shortfalls with respect to the Mortgage Loans other than Prepayment Interest Shortfalls. In addition, Accrued Certificate Interest with respect to each Distribution Date, as to the Class SB Certificates, shall be reduced by an amount equal to the interest portion of Realized Losses allocated to the Overcollateralization Amount pursuant to Section 4.05 hereof. Accrued Certificate Interest on the Class A (other than the Class A-1 Certificates), Class M and Class SB Certificates shall accrue on the basis of a 360-day year consisting of twelve 30-day months.

        Accrued Certificate Interest for the Class A-1 Certificates will be based on the actual number of days in the related Interest Accrual Period and a 360-day year.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance: With respect to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

        Amount Held for Future Distribution: With respect to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Subsequent Recoveries, REO Proceeds, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04,
4.07 or 4.08 and Mortgage  Loan  substitutions  made pursuant to Section 2.03 or
2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, REO Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due Period.

        Appraised Value: With respect to any Mortgaged Property, one of the following: (i) the lesser of (a) the appraised value of such Mortgaged Property based upon the appraisal or appraisals (or field review) made at the time of the origination of the related Mortgage Loan, and (b) the sales price of the Mortgaged Property at such time of origination, or (ii) in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan, one of (1) the appraised value based upon the appraisal made at the time of origination of the loan which was refinanced or modified, (2) the appraised value determined in an appraisal made at the time of refinancing or modification or (3) the sales price of the Mortgaged Property.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

        Available Distribution Amount: With respect to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the Mortgage Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of
Section 3.12(a) in respect of the Mortgage Loans, (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) in respect of the Mortgage Loans and (v) any amount deposited in the Certificate Account pursuant to Section 4.07, 4.08 or 9.01 in respect of the Mortgage Loans, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution with respect to the Mortgage Loans, (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a) and
(z) the Certificate Insurer Premium paid to the Insurer.

        Balloon Loan: Each of the Mortgage Loans having an original term to maturity that is shorter than the related amortization term.

        Balloon Payment: With respect to any Balloon Loan, the related Monthly Payment payable on the stated maturity date of such Balloon Loan.

        Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of California, the State of Texas, the State of Minnesota or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Capitalization Reimbursement Amount: With respect to any Distribution Date, the amount of unreimbursed Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans during the preceding calendar month and reimbursed to the Master Servicer or Subservicer pursuant to
Section 3.10(a)(vii) on or prior to such Distribution Date.

        Cash Liquidation: With respect to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate: Any Class A Certificate, Class M Certificate, Class SB Certificate or Class R Certificate.

        Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "JPMorgan Chase Bank, as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ4" and which account shall be held for the benefit of the Certificateholders and the Insurer and which must be an Eligible Account.

        Certificate Account Deposit Date: With respect to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for any purpose hereof. Solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Depositor, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register. Unless otherwise indicated in this Agreement, the Custodial Agreement or the Assignment Agreement, whenever reference is made to the actions taken by the Trustee on behalf of the Certificateholders, such reference shall include the Insurer as long as no Insurer Default has occurred and is continuing.

        Certificate Insurer Premium: The premium payable to the Insurer on each Distribution Date in an amount equal to one-twelfth of the product of the Certificate Insurer Premium Rate and the aggregate Certificate Principal Balance of the Class A-6 Certificates immediately prior to such Distribution Date.

        Certificate Insurer Premium Modified Rate: With respect to any date of determination, the Certificate Insurer Premium Rate times a fraction equal to
(x) the aggregate Certificate Principal Balance of the Class A-6 Certificates as of such date over (y) the aggregate Stated Principal Balance of the Mortgage Loans as of such date.

        Certificate Insurer Premium Rate: With respect to any Distribution Date, the premium percentage set forth in the Commitment Letter.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to any Class A Certificate or Class M Certificate, on any date of determination, an amount equal to:

        (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus

        (ii)  the  sum  of  (x)  the   aggregate  of  all  amounts   previously
               distributed with respect to such Certificate (or any predecessor Certificate), including, with respect to the Class A-6 Certificates, amounts paid pursuant to the Policy, and applied to reduce the Certificate Principal Balance or amount thereof pursuant to Section 4.02(c) and (y) the aggregate of all reductions in Certificate Principal Balance of such Certificates deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05, other than any Insured Payment in respect of such amount that has been paid by the Insurer and is included in clause (x) above.

        With respect to each Class SB Certificate, on any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times an amount equal to the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of the Class A and Class M Certificates then outstanding. The Class R Certificates will not have a Certificate Principal Balance.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

     Class: Collectively, all of the Certificates or uncertificated interests bearing the same designation.

        Class A Certificates: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 or Class A-7 Certificates.

        Class A-1 Certificate: Any one of the Class A-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M, Class SB and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class A-2 Certificate: Any one of the Class A-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M, Class SB and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class A-3 Certificate: Any one of the Class A-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M, Class SB and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class A-4 Certificate: Any one of the Class A-4 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M, Class SB and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class A-5 Certificate: Any one of the Class A-5 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M, Class SB and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class A-6 Certificate: Any one of the Class A-6 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M, Class SB and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class A-7 Certificate: Any one of the Class A-7 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M, Class SB and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class A-7 Lockout Distribution Amount: For any Distribution Date, the product of (i) the Class A-7 Lockout Percentage for such Distribution Date and
(ii) the Class A-7 Pro Rata Distribution Amount for such Distribution Date. In no event shall the Class A-7 Lockout Distribution Amount for a Distribution Date exceed the Class A Principal Distribution Amount for that Distribution Date.

        Class A-7 Lockout Percentage: For each Distribution Date, the applicable percentage set forth below:


            DISTRIBUTION DATES                                LOCKOUT PERCENTAGE



            DISTRIBUTION DATES
            October 2003 through and including September 2006   0%
            October 2006 through and including September 2008   45%
            October 2008 through and including September 2009   80%
            October 2009 through and including September 2010   100%
            October 2010 and thereafter                         300%

        Class A-7 Pro Rata Distribution Amount: For any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-7 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to that Distribution Date and (y) the Class A Principal Distribution Amount for that Distribution Date.

        Class A Interest Distribution Amount: As defined in Section 4.02(c)(i).

        Class A Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

        (i)    the Principal Distribution Amount for that Distribution Date; and

        (ii) the excess of (A) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) 75.20% and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess of the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M Certificates: Any one of the Class M-1, Class M-2 or Class M-3 Certificates.

        Class M-1 Certificate: Any one of the Class M-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-2, Class M-3 and Class SB Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

      Class M-1 Interest Distribution Amount: As defined in Section 4.02(c)(ii).

        Class M-1 Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

        (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and

          (ii) the excess of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) 85.90% and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess of the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M-2 Certificate: Any one of the Class M-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-3 and Class SB Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

     Class M-2 Interest Distribution Amount: As defined in Section 4.02(c)(iii).

        Class M-2 Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

        (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

          (ii) the excess of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates and Class M-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) 93.20% and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess of the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M-3 Certificate: Any one of the Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class SB Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

      Class M-3 Interest Distribution Amount: As defined in Section 4.02(c)(iv).

        Class M-3 Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

        (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount; and

          (ii) the excess of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount and Class M-2 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) 95.20% and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess of the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

       Class R Certificate: Any one of the Class R-I or Class R-II Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Class SB Certificate: Any one of the Class SB Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, subordinate to the Class A and Class M Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Closing Date: September 29, 2003.

        Code: The Internal Revenue Code of 1986.

        Commission: The Securities and Exchange Commission.

     Commitment Letter: The commitment letter dated September 23, 2003, between the Insurer and the Master Servicer.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full or Curtailments during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of Section 7.02(a).

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 4 New York Plaza, 6th Floor, New York, New York 10004,
Attention: RAMPI, Series 2003-RZ4.

        Cumulative Insurance Payments: As of any time of determination, (i) the aggregate amount of all Insured Payments previously made by the Insurer under the Policy plus interest thereon from the date such amounts became due until paid in full, at a rate of interest equal to the Late Payment Rate minus (ii) the sum of the aggregate of all payments previously made to the Insurer pursuant to Section 4.02 hereof as reimbursement for such amounts.

        Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates and the Insurer, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in
Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Depositor, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

     Custodian: A custodian appointed pursuant to a Custodial Agreement and reasonably acceptable to the Insurer. Wells Fargo Bank Minnesota, N.A., is acceptable to the Insurer.

        Cut-off Date: September 1, 2003.

        Cut-off Date Balance: $850,000,082.55.

        Cut-off Date Principal Balance: With respect to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficiency Amount: With respect to the Class A-6 Certificates as of any Distribution Date, (i) any shortfall in amounts available in the Certificate Account to pay one month's interest for the related Interest Accrual Period on the Certificate Principal Balance of the Class A-6 Certificates at the related

Pass-Through Rate, net of any Relief Act Shortfalls, Prepayment Interest Shortfalls and Net WAC Cap Shortfalls allocated to the Class A-6 Certificates,
(ii) the principal portion on each Distribution Date of any Realized Losses allocated to the Class A-6 Certificates and (iii) the Certificate Principal Balance of the Class A-6 Certificates plus any amount determined pursuant to clause (i) to the extent unpaid on the Distribution Date in October 2033 or earlier termination of the Trust Fund pursuant to Section 9.01(a) hereof.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate: Any definitive, fully-registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquency Ratio: With respect to the Mortgage Loans and any Distribution Date, the percentage equivalent of a fraction (a) the numerator of which equals the sum of (i) 100% of the aggregate Stated Principal Balance of all Mortgage Loans that are 60 or more days Delinquent, (ii) 75% of the aggregate Stated Principal Balance of all Mortgage Loans that are in foreclosure and (iii) 100% of the aggregate Stated Principal Balance of all Mortgage Loans that are converted to REO Properties, in each case as of the last day of the related Due Period and (b) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of such Due Period.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on May 1 that remained unpaid as of the close of business on June 30 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Derivative Contract: Any ISDA Master Agreement, together with the related Schedule and Confirmation, entered into by the Trustee and a Derivative Counterparty in accordance with Section 4.11.

     Derivative Counterparty: Any counterparty to a Derivative Contract as provided in Section 4.11.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, including, if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) and
(iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership," as defined in Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause any REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Distribution Date, the calendar month of such Distribution Date.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates and the Insurer have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of JPMorgan Chase Bank, or (v) an account or accounts of a depository institution acceptable to the Insurer and to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, without, with respect to the Class A-6 Certificates, taking the Policy into account).

        ERISA: The Employee Retirement Income Security Act of 1974, as amended.

        Event of Default: As defined in Section 7.01.

        Excess Cash Flow: With respect to any Distribution Date, an amount equal to the sum of (A) the excess of (i) the Available Distribution Amount for that Distribution Date over (ii) the sum of (a) the Interest Distribution Amount for that Distribution Date and (b) the Principal Remittance Amount for that Distribution Date and (B) the Overcollateralization Reduction Amount for that Distribution Date.

        Excess Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralization Amount on that Distribution Date over (b) the Required Overcollateralization Amount on that Distribution Date.

        Exchange Act: The Securities and Exchange Act of 1934, as amended.

        Exchange Date: As defined in Section 5.02(e)(iii).

        Fannie Mae:  Fannie  Mae, a  federally  chartered  and  privately  owned
corporation   organized  and  existing  under  the  Federal  National   Mortgage
Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC: Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Final Scheduled Distribution Date: Solely for purposes of the face of the Class A and Class M Certificates, as follows: with respect to the Class A-1 Certificates, June 25, 2024, with respect to the Class A-2 Certificates, July 25, 2027, with respect to the Class A-3 Certificates, February 25, 2030, with respect to the Class A-4 Certificates, December 25, 2030, with respect to the Class A-5 Certificates, February 25, 2032, with respect to the Class A-7 Certificates, June 25, 2033, and with respect to the Class A-6, Class M-1, Class M-2 and Class M-3 Certificates, October 25, 2033. No event of default under this Agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate Principal Balance or Notional Amount, as applicable, of any Class of Class A or Class M Certificates on or before its Final Scheduled Distribution Date.

        Foreclosure Profits: With respect to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Form 10-K Certification: As defined in Section 4.03(e).

        Freddie Mac: Freddie Mac, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

     HomeComings: HomeComings Financial Network, Inc., a wholly-owned subsidiary of Residential Funding.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Depositor, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy (excluding the Policy) covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related

Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Insured Payment: With respect to the Class A-6 Certificates, as of any Distribution Date, the Deficiency Amount, if any, for such Distribution Date paid by the Insurer pursuant to the Policy.

        Insurer:  Ambac  Assurance  Corporation,   a  Wisconsin-domiciled  stock
insurance corporation or any successor thereto.

     Insurer Account: An account of the Insurer maintained at Citibank, N.A. (ABA No. 021-000089), Account No. 40609486, or such other account as may be designated by the Insurer to the Trustee in writing not less than five Business Days prior to the related Distribution Date.]

        Insurer Default:  The existence and continuance of any of the following:
(a) a failure by the Insurer to make a payment required under the Policy in accordance with its terms; or (b)(i) the Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors or (C) has an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (ii) a court of competent jurisdiction, the Wisconsin insurance department or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Insurer (or the taking of possession of all or any material portion of the property of the Insurer).

        Interest Accrual Period: With respect to any Certificate (other than the Class A-1 Certificates) and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs. With respect to the Class A-1 Certificates (a) for the Distribution Date in October 2003, the period commencing on the Closing Date and ending on the day preceding the Distribution Date in October 2003, and (b) for any Distribution Date after the Distribution Date in October 2003, the period beginning on the Distribution Date in the month immediately preceding the month in which that Distribution Date occurs and ending on the day preceding that Distribution Date.

        Interest Distribution Amount: The sum of the Class A, Class M-1, Class M-2 and Class M-3 Interest Distribution Amounts.

        Interim Certification: As defined in Section 2.02.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Late Payment Rate: As defined in the Policy.

        LIBOR Business Day: Any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in London, England are required or authorized to by law to be closed.

        LIBOR Rate Adjustment Date: With respect to each Distribution Date, the second LIBOR Business Day immediately preceding the commencement of the related Interest Accrual Period.

     Limited Repurchase Right Holder: RFC Asset Holdings II, Inc., or its successor.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Marker Rate: With respect to the Class SB Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC I Pass-Through Rates for REMIC I Regular Interest LT2 and REMIC I Regular Interest LT3.

        Maturity Date: With respect to each Class of Certificates of regular interest or Uncertificated Regular Interest issued by each of REMIC I and REMIC II, the latest possible maturity date, solely for purposes of Section
1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is, for each such regular interest, October 25, 2033, which is the second Distribution Date following the latest maturity date of any Mortgage Loan.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronicallY maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: With respect to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and the Due Date in any Due Period, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's: Moody's Investors Service, Inc., or its successor in interest.
        -------

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan, the mortgage, deed of trust or other comparable instrument creating a first or junior lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loan Schedule: The list of the Mortgage Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which lists shall set forth at a minimum the following information as to each Mortgage Loan:

               (i) the Mortgage Loan identifying number ("RFC LOAN #");

               (ii) the state, city and zip code of the Mortgaged Property;

               (iii) the maturity of the Mortgage Note ("MATURITY DATE", or "MATURITY DT" for Mortgage Loans and if such Mortgage Loan is a Balloon Loan, the amortization term thereof;

               (iv) the Mortgage Rate as of the Cut-off Date ("ORIG RATE")

               (v) the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

               (vi) the scheduled monthly payment of principal, if any, and interest as of the Cut-off Date ("ORIGINAL P & I");

               (vii) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

               (viii) the Loan-to-Value Ratio at origination ("LTV");

               (ix) a code "T", "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence); and

               (x) a code "N" under the column "OCCP CODE", indicating that the Mortgage Loan is secured by a non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence).

        Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Mortgage Loans : Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule attached hereto as Exhibit F, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Rate: With respect to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

     Mortgaged Property: The underlying real property securing a Mortgage Loan.

        Mortgagor: The obligor on a Mortgage Note.

        Net Mortgage Rate: With respect to any Mortgage Loan as of any date of determination, a per annum rate equal to the Adjusted Mortgage Rate for such Mortgage Loan as of such date minus the sum of the Certificate Insurer Premium Modified Rate and the Servicing Fee Rate.

        Net WAC Cap Shortfalls: With respect to each Class of Certificates and any Distribution Date on which the Net WAC Rate is used to determine the Pass-Through Rate for such Class of Certificates, as applicable, an amount equal to the sum of (a) an amount equal to the excess of (i) Accrued Certificate Interest for that Class of Certificates if it were calculated at a rate equal to the rate determined in clause (i) of the definition of "Pass-Through Rate" for that Class of Certificates over (ii) the Accrued Certificate Interest for that Class of Certificates calculated using the Net WAC Rate, (b) any shortfalls for such Certificates calculated pursuant to clause (a) above remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause
(b) above (based on the number of days in the preceding Interest Accrual Period) at a rate equal to the related Pass-Through Rate.

        Net WAC Rate: With respect to any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, weighted by the Stated Principal Balance of each Mortgage Loan as of the end of the calendar month immediately preceding such Distribution Date. With respect to the Class A-1 Certificates, the Net WAC Rate is further adjusted by multiplying the Net WAC Rate by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period. The foregoing rate is equal to the weighted average of the Uncertificated REMIC I Pass-Through Rates.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person: Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be Nonrecoverable Advances. The determination by the Master Servicer that it has made a Nonrecoverable Advance shall be evidenced by an Officer's Certificate delivered to the Depositor, the Trustee, and the Master Servicer. Notwithstanding the above, the Trustee shall be entitled to rely upon any determination by the Master Servicer that any Advance previously made is a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notice: As defined in Section 4.04.

        Notional Amount: With respect to the Class SB Certificates or the REMIC II Regular Interest SB-IO, immediately prior to any Distribution Date, the aggregate of the Uncertificated Principal Balances of the REMIC I Regular Interests.


        Officers' Certificate: A certificate signed by the Chairman of the Board, the President, a Vice President, Assistant Vice President, Director, Managing Director, the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee and the Certificate Insurer, as required by this Agreement.

        One-Month LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month United States dollar deposits, determined on the preceding LIBOR Rate Adjustment Date as set forth in Section 1.02 hereof.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, which counsel shall be reasonably acceptable to the Insurer, and which counsel may be counsel for the Depositor or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of REMIC I or REMIC II as REMICs or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Optional Termination Date: Any Distribution Date on or after which the Stated Principal Balance (after giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

        Outstanding Mortgage Loan: With respect to the Due Date in any Due Period, a Mortgage Loan (including an REO Property) that was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and that was not purchased, deleted or substituted for prior to such Due Date pursuant to
Section 2.02, 2.03, 2.04, 4.07 or 4.08.

        Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (i) the aggregate Stated Principal Balance of the Mortgage Loans before giving effect to distributions of principal to be made on that Distribution Date, over (ii) the aggregate Certificate Principal Balance of the Class A and Class M Certificates before taking into account distributions of principal to be made on that Distribution Date.

        Overcollateralization Floor: An amount equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or $4,250,000.

        Overcollateralization Increase Amount: With respect to (a) the Distribution Dates in October 2003 through January 2004, $0, and (b) any Distribution Date after the Distribution Date in January 2004, an amount equal to the lesser of (i) the Excess Cash Flow for that Distribution Date (to the extent not used to cover Realized Losses pursuant to clause (iv) of the definition of Principal Distribution Amount or necessary in order to reimburse the Insurer for any Cumulative Insurance Payments as of such Distribution Date) and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

        Overcollateralization Reduction Amount: With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) the Principal Remittance Amount for that Distribution Date.

        Ownership Interest: With respect to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:

        With respect to the Class A-1 Certificates, the lesser of (i) a per annum rate equal to 0.15% plus One-Month LIBOR and (ii) the Net WAC Rate, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period;

        With respect to the Class A-2 Certificates, 2.81% per annum;

        With respect to the Class A-3 Certificates, 3.38% per annum;

        With respect to the Class A-4 Certificates, 4.04% per annum;

        With respect to the Class A-5 Certificates, 4.66% per annum;

        With respect to the Class A-6 Certificates, the lesser of (i) in the case of any Distribution Date up to and including the first Distribution Date after the Optional Termination Date, 5.49% per annum, and in the case of any Distribution Date beginning with the second Distribution Date after the Optional Termination Date, 5.99% per annum and (ii) the Net WAC Rate;

        With respect to the Class A-7 Certificates, in the case of any Distribution Date up to and including the first Distribution Date after the Optional Termination Date, 4.79% per annum, and in the case of any Distribution Date beginning with the second Distribution Date after the Optional Termination Date, 5.29% per annum;

        With respect to the Class M-1 Certificates, the lesser of (i) in the case of any Distribution Date up to and including the first Distribution Date after the Optional Termination Date, 5.27% per annum, and in the case of any Distribution Date beginning with the second Distribution Date after the Optional Termination Date, 5.77% per annum and (ii) the Net WAC Rate;

        With respect to the Class M-2 Certificates, the lesser of (i) in the case of any Distribution Date up to and including the first Distribution Date after the Optional Termination Date, 5.57% per annum, and in the case of any Distribution Date beginning with the second Distribution Date after the Optional Termination Date, 6.07% per annum and (ii) the Net WAC Rate;

        With respect to the Class M-3 Certificates, the lesser of (i) in the case of any Distribution Date up to and including the first Distribution Date after the Optional Termination Date, 6.35% per annum, and in the case of any Distribution Date beginning with the second Distribution Date after the Optional Termination Dater, 6.85% per annum and (ii) the Net WAC Rate; and

        With respect to the Class SB Certificates and any Distribution Date or the REMIC II Regular Interest SB-IO, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (i) through (iii) below, and the denominator of which is the aggregate principal balance of the REMIC I Regular Interests relating to the Mortgage Loans. For purposes of calculating the Pass-Through Rate for the Class SB Certificates, the numerator is equal to the sum of the following components:

               (i) the Uncertificated Pass-Through Rate for REMIC I Regular Interest LT1 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT1;

               (ii) the Uncertificated Pass-Through Rate for REMIC I Regular Interest LT2 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT2; and

               (iii) the Uncertificated Pass-Through Rate for REMIC I Regular Interest LT4 minus twice the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT4.

     Paying Agent: JPMorgan Chase Bank or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Class A Certificate or Class M Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. The Percentage Interest with respect to a Class SB or Class R Certificate shall be stated on the face thereof.

        Permitted Investments: One or more of the following:
        ---------------------

               (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

               (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

               (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

               (vi) other obligations or securities that are acceptable to the Insurer and each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date without, with respect to the Class A-6 Certificates, giving effect the Policy by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch Ratings and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch Ratings.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Policy: The Certificate Guaranty Insurance Policy No. AB0700BE, together with endorsements thereto, issued by the Insurer in respect of the Class A-6 Certificates, a copy of which is attached hereto as Exhibit Q.

        Prepayment Assumption: With respect to the Class A and Class M Certificates, the prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes, which assumes a constant prepayment rate of 4% per annum of the then outstanding principal balance of the Mortgage Loans in the first month of the life of the Mortgage Loans, and an additional approximate 1.9091% per annum in each month thereafter until the twelfth month, and then beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a constant prepayment rate of 25.0% per annum each month.

        Prepayment Interest Shortfall: With respect to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: With respect to any Distribution Date, the calendar month preceding the month of distribution.

        Primary Insurance Policy: With respect to any Mortgage Loan, each primary policy of mortgage guaranty insurance or replacement policy therefor. Each Mortgage Loan with a Primary Insurance Policy is identified on Exhibit F with the exception of either code "23" or "96" under the column "MI CO CODE."

        Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the excess of (i) the Available Distribution Amount over (ii) the Interest Distribution Amount and (b) the sum of:

               (i) the principal portion of each Monthly Payment received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

               (ii) the Stated Principal Balance of any Mortgage Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period;

               (iii) the principal portion of all other unscheduled collections on the Mortgage Loans other than Subsequent Recoveries (including, without limitation, Principal Prepayments in Full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received) to the extent applied by the Master Servicer as recoveries of principal of the Mortgage Loans pursuant to Section 3.14;

               (iv) the lesser of (a) the Excess Cash Flow for such Distribution Date and (b) the principal portion of any Realized Losses incurred (or deemed to have been incurred) on any Mortgage Loans in the calendar month preceding such Distribution Date; and

               (v) the lesser of (a) the Excess Cash Flow for such Distribution Date (to the extent not used to cover Realized Losses pursuant to clause
        (iv) of this definition or necessary in order to reimburse the Insurer for any Cumulative Insurance Payments as of such Distribution Date) and
        (b) the amount of any Overcollateralization Increase Amount for such Distribution Date;

minus
               (vi)  the   Overcollateralization   Reduction   Amount  for  such
        Distribution Date; and

               (vii) the amount of any Capitalization Reimbursement Amount for such Distribution Date.

        In no event shall the Principal Distribution Amount on any Distribution Date be less than zero or greater than the outstanding aggregate Certificate Principal Balance of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M-1, Class M-2 and Class M-3 Certificates.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

        Principal Remittance Amount: With respect to any Distribution Date, the sum of the amounts described in clauses (i), (ii) and (iii) of the definition of Principal Distribution Amount for that Distribution Date.

        Program Guide: The Residential Funding Seller Guide for mortgage collateral sellers that participate in Residential Funding's standard mortgage programs, and Residential Funding's Servicing Guide and any other subservicing arrangements which Residential Funding has arranged to accommodate the servicing of the Mortgage Loans.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08, an amount equal to the sum of (i) (a) if such Mortgage Loan (or REO Property) is being purchased pursuant to Sections 2.02, 2.03, 2.04 or 4.07 of this Agreement, 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances or (b) if such Mortgage Loan (or REO Property) is being purchased pursuant to Section 4.08 of this Agreement, the greater of (1) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances of such Mortgage Loan (or REO Property) and (2) the fair market value thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee and the Certificate Insurer Premium Modified Rate is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) plus the Certificate Insurer Premium Modified Rate in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding, in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; and

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement.

        Rating Agency: Standard & Poor's and Moody's. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor and the Insurer, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the sum of the Net Mortgage Rate and the Certificate Insurer Premium Modified Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and the Certificate Insurer Premium Modified Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or

Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification, (a) (1) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or
(2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

        Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee and the Insurer in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Realized Losses allocated to the Class SB Certificates shall be allocated first to the REMIC II Regular Interest SB-IO in reduction of the accrued but unpaid interest thereon until such accrued and unpaid interest shall have been reduced to zero and then to the REMIC II Regular Interest SB-PO in reduction of the Principal Balance thereof.

        To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date: With respect to any Certificates, other than the Class A-1 Certificates, and each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs or, with respect to the first Distribution Date, the Closing Date. With respect to the Class A-1 Certificates and each Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date.

        Reference Bank Rate:  As defined in Section 1.02.

     Regular Certificates: The Class A Certificates, Class M Certificates and Class SB Certificates.

     Regular Interest: Any one of the REMIC regular interests in the Trust Fund.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     Relief Act Shortfalls: Interest shortfalls on the Mortgage Loans resulting from the Relief Act or similar legislation or regulations.

        REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code. As used herein, the term "REMIC" shall mean REMIC I or REMIC II.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC I: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of:

               (i) the Mortgage Loans and the related Mortgage Files;

               (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund;

               (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

               (iv) the hazard insurance policies and Primary Insurance Policy pertaining to the Mortgage Loans, if any;

               (v) the Policy; and

               (vi) all proceeds of clauses (i) through (v) above.

        REMIC I Principal Reduction Amounts: For any Distribution Date, the amounts by which the principal balances of the REMIC I Regular Interests LT1, LT2, LT3 and LT4 respectively will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

        For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

        Y1 = the principal balance of the REMIC I Regular Interest LT1 after distributions on the prior Distribution Date.

        Y2 = the principal balance of the REMIC I Regular Interest LT2 after distributions on the prior Distribution Date.

        Y3 = the principal balance of the REMIC I Regular Interest LT3 after distributions on the prior Distribution Date.

        Y4 = the principal balance of the REMIC I Regular Interest LT4 after distributions on the prior Distribution Date (note: Y3 = Y4).

        (DELTA)Y1 = the REMIC I Regular Interest LT1 Principal Reduction Amount.

        (DELTA)Y2 = the REMIC I Regular Interest LT2 Principal Reduction Amount.

        (DELTA)Y3 = the REMIC I Regular Interest LT3 Principal Reduction Amount.

        (DELTA)Y4 = the REMIC I Regular Interest LT4 Principal Reduction Amount.

        P0 = the aggregate principal balance of the REMIC I Regular Interest LT1, REMIC I Regular Interest LT2, REMIC I Regular Interest LT3, and REMIC I Regular Interest LT4 after distributions and the allocation of Realized Losses on the prior Distribution Date.

        P1 = the aggregate principal balance of the REMIC I Regular Interest LT1, REMIC I Regular Interest LT2, REMIC I Regular Interest LT3 and REMIC I Regular Interest LT4 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

        (DELTA)P = P0 - P1 = the aggregate of the REMIC I Regular  Interest LT1,
               REMIC I Regular Interest LT2, REMIC I Regular Interest LT3 and REMIC I Regular Interest LT4 Principal Reduction Amounts.

              =the aggregate of the principal  portions of Realized Losses to be allocated to, and the principal distributions to be made on, the Certificates on such Distribution Date (including distributions of accrued and unpaid interest on the Class SB Certificates for prior Distribution Dates).

        R0 = the Net WAC Rate (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

        R1 = the Net WAC Rate (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

        (alpha)= (Y2 + Y3)/P0. The initial value of (alpha) on the Closing Date for use on the first Distribution Date shall be 0.0001.

        (gamma)0 = the lesser of (A) the sum of (x) the sum for all Classes of Certificates other than the Class SB Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net WAC Rate, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses on the prior Distribution Date and (y) the aggregate Net WAC Cap Shortfalls for such Distribution Date and (B) R0*P0.

        (gamma)1 = the lesser of (A) the sum of (x) the sum for all Classes of Certificates other than the Class SB Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net WAC Rate, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses to be made on such Distribution Date, (y) the aggregate Net WAC Cap Shortfalls for the next succeeding Distribution Date and (B) R1*P1.

        Then, based on the foregoing definitions:

        (DELTA)Y1 =   (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4;

        (DELTA)Y2 =   ((alpha)/2){( (gamma)0R1 - (gamma)1R0)/R0R1};

        (DELTA)Y3 =   (alpha)(DELTA)P - (DELTA)Y2; and

        (DELTA)Y4 =   (DELTA)Y3.

if both (DELTA)Y2 and (DELTA)Y3,  as so determined,  are  non-negative  numbers.
Otherwise:

        (1) If (DELTA)Y2, as so determined, is negative, then

        (DELTA)Y2 = 0;

        (DELTA)Y3 = (alpha){(gamma)1R0P0 - (gamma)0R1P1}/{ (gamma)1R0};

        (DELTA)Y4 = (DELTA)Y3; and

        (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.

        (2) If (DELTA)Y3, as so determined, is negative, then

        (DELTA)Y3 = 0;

       (DELTA)Y2 = (alpha){(gamma)1R0P0 - (gamma)0R1P1}/{2R1R0P1 -  (gamma)1R0};

        (DELTA)Y4 = (DELTA)Y3; and

        (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.

        REMIC I Realized Losses: For any Distribution Date, Realized Losses on the Mortgage Loans for the related Due Period shall be allocated as follows: The Interest Realized Losses, if any, and any Principal Realized Losses shall be treated as Principal Realized Losses and allocated (i) to the REMIC I Regular Interest LT2, REMIC I Regular Interest LT3 and REMIC I Regular Interest LT4 REMIC I Regular Interests pro rata according to their respective Principal Reduction Amounts, provided that such allocation to each of the REMIC I Regular Interest LT2, REMIC I Regular Interest LT3 and REMIC I Regular Interest LT4 shall not exceed their respective Principal Reduction Amounts for such Distribution Date, and (ii) any Realized Losses not allocated to either the REMIC I Regular Interest LT2, REMIC I Regular Interest LT3, or REMIC I Regular Interest LT4 pursuant to the proviso of clause (i) shall be allocated to the REMIC I Regular Interest LT1.

    REMIC I Regular Interests:  REMIC I Regular Interest LT1, LT2, LT3 and LT4 .

        REMIC I Regular Interest LT1: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Regular Interest LT1 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interest LT1 on such Distribution Date.

        REMIC I Regular Interest LT2: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Regular Interest LT2 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interest LT2 on such Distribution Date.

        REMIC I Regular Interest LT3: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT3 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Regular Interest LT3 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interest LT3 on such Distribution Date.

        REMIC I Regular Interest LT4: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT4 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Regular Interest LT4 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interest LT4 on such Distribution Date.

        REMIC II: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

        REMIC II Regular Interest SB-PO: A separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest SB-PO shall have no entitlement to interest, and shall be entitled to distributions of principal subject to the terms and conditions hereof, in aggregate amount equal to the initial Certificate Principal Balance of the Class SB Certificates as set forth in the Preliminary Statement hereto.

        REMIC II Regular Interest SB-IO: A separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest SB-IO shall have no entitlement to principal, and shall be entitled to distributions of interest subject to the terms and conditions hereof, in aggregate amount equal to the interest distributable with respect to the Class SB Certificates pursuant to the terms and conditions hereof.

        REMIC II Regular Interests: REMIC II Regular Interests SB-IO and SB-PO, together with the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M-1 and Class M-2 and Class M-3 Certificates.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: With respect to any REO Property, a determination by the Master Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: With respect to any REO Property, for any period, an amount equivalent to interest (at a rate equal to the sum of the Net Mortgage Rate plus the Certificate Insurer Premium Modified Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer on behalf of the Trust Fund for the benefit of the Certificateholders through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

        Repurchase Event: As defined in the Assignment Agreement.
        ----------------

        Request for Release: A request for release, the form of which is attached as Exhibit G hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Overcollateralization Amount: With respect to any Distribution Date, (a) prior to the Stepdown Date, 2.40% of the Cut-off Date Balance of the Mortgage Loans, (b) on or after Stepdown Date provided that a Trigger Event is not in effect, the greater of (i) an amount equal to 4.80% of the aggregate outstanding Stated Principal Balance of the Mortgage Loans after giving effect to distributions made on such Distribution Date and (ii) the Overcollateralization Floor, and (c) on or after the Stepdown Date if a Trigger Event is in effect, an amount equal to the Required Overcollateralization Amount from the immediately preceding Distribution Date. The Required Overcollateralization Amount may be reduced so long as written confirmation is obtained from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A Certificates and Class M Certificates by such Rating Agency below the lower of the then-current rating (without regard to the Policy with respect to the Class A-6 Certificates) or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

        Residential  Funding:   Residential  Funding  Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee with direct responsibility for the administration of this Agreement.

        Restricted Class A Certificate: As defined in Section 5.02(e).
        ------------------------------

        Rolling Six-Month Delinquency Ratio: As of any Distribution Date, the fraction, expressed as a percentage, equal to the average of the Delinquency Ratio for each of the six (or one, two, three, four and five in the case of the first, second, third, fourth and fifth Distribution Dates) immediately preceding Due Periods.

        Rule 144A: Rule 144A under the Securities Act of 1933, as in effect from time to time.

        Seller: With respect to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Depositor.

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period, as may be adjusted pursuant to
Section 3.16(e), and as may be adjusted with respect to successor Master Servicers pursuant to Section 7.02.

        Servicing Fee Rate: The per annum rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE," as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the Stated Principal Balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and the Insurer by the Master Servicer on the Closing Date, as such list may from time to time be amended.

        Sixty-Plus Delinquency Percentage: With respect to any Distribution Date, the arithmetic average, for each of the three distribution dates ending with such distribution date, of the fraction, expressed as a percentage, equal to (x) the aggregate Stated Principal Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including Mortgage Loans in foreclosure and REO Properties, over (y) the aggregate Stated Principal Balance of all of the Mortgage Loans immediately preceding that Distribution Date.

     Standard & Poor's: Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Startup Date: The day designated as such pursuant to Article X hereof.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending with the Due Period relating to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with
Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Stepdown Date: The earlier to occur of (x) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (y) the later to occur of (1) the Distribution Date in October 2006 and (2) the first Distribution Date on which the sum of the aggregate Certificate Principal Balance of the Class M Certificates and the
Overcollateralization Amount immediately prior to that Distribution Date is equal to or greater than 24.80% of the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

        Subordination: The provisions described in Section 4.05 relating to the allocation of Realized Losses other than a pro rata basis.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

        Subservicing Fee: With respect to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date at an annual rate designated as "SUBSERV FEE" in Exhibit F.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I and REMIC II due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Telerate Screen Page 3750:  As defined in Section 1.02.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transfer Affidavit and Agreement: As defined in Section 5.02(e).

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     Trigger   Event:  A  Trigger  Event  is  in  effect  with  respect  to  any
Distribution Date on or after the Stepdown Date if any of the following conditions are met:

               (i) the Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, exceeds 8.00%;

               (ii) if the Distribution Date is occurring before the Distribution Date in October 2007, the aggregate amount of Realized Losses on the Mortgage Loans since the Cut-off Date exceeds 2.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date;

               (iii) if the Distribution Date is occurring on or after the Distribution Date in October 2007 and before the Distribution Date in October 2008, the aggregate amount of Realized Losses on the Mortgage Loans since the Cut-off Date exceeds 3.00% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date; or

               (iv) if the Distribution Date is occurring on or after the Distribution Date in October 2008 and before the Distribution Date in October 2009, the aggregate amount of Realized Losses on the Mortgage Loans since the Cut-off Date exceeds 3.25% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date; or

               (v) if the Distribution Date is occurring on or after the Distribution Date in October 2009, the aggregate amount of Realized Losses on the Mortgage Loans since the Cut-off Date exceeds 3.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

        Trust Fund: Collectively, the assets of REMIC I or REMIC II.

        Uncertificated Accrued Interest: With respect to any Uncertificated Regular Interest for any Distribution Date, one month's interest at the related Uncertificated Pass-Through Rate for such Distribution Date, accrued on the Uncertificated Principal Balance or Uncertificated Notional Amount, as applicable, immediately prior to such Distribution Date.

        Uncertificated Accrued Interest for the Uncertificated Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Mortgage Loans for any Distribution Date shall be allocated among REMIC I

Regular Interests LT1, LT2, LT3 and LT4 pro rata based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence. Uncertificated Interest on REMIC II Regular Interest SB-PO shall be zero. Uncertificated Interest on the REMIC II Regular Interest SB-IO for each Distribution Date shall equal Accrued Certificate Interest for the Class SB Certificates.

        Uncertificated Notional Amount: With respect to REMIC II Regular Interest SB-IO, the Notional Amount for such Class.

        Uncertificated   Pass-Through   Rate:   The   Uncertificated   REMIC   I
Pass-Through Rate.

        Uncertificated Principal Balance: The principal amount of any Uncertificated Regular Interest outstanding as of any date of determination. The Uncertificated Principal Balance of each REMIC Regular Interest shall never be less than zero. With respect to the REMIC II Regular Interest SB-PO the initial amount set forth with respect thereto in the Preliminary Statement as reduced by distributions deemed made in respect thereof pursuant to Section 4.02 and Realized Losses allocated thereto pursuant to Section 4.05.

        Uncertificated Regular Interests: The REMIC I Regular Interests.
        --------------------------------

        Uncertificated REMIC I Pass-Through Rate: With respect to REMIC I Regular Interest LT1 and REMIC I Regular Interest LT2, and any Distribution Date, a per annum rate equal to the Net WAC Rate; with respect to REMIC I Regular Interest LT3 and any Distribution Date, 0.00%; and with respect to REMIC I Regular Interest LT4 and any Distribution Date, a per annum rate equal to twice the Net WAC Rate.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity (treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98.00% of all of the Voting Rights shall be allocated among Holders of the Class A Certificates and the Class M Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all of the Voting Rights shall be allocated among the Holders of the Class SB Certificates; 0.50% and 0.50% of all of the Voting Rights shall be allocated among the Holders of the Class R-I and Class R-II Certificates, respectively; in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest. Voting Rights of the Class A-6 Certificateholders may be exercised by the Insurer without the consent of such Holders and may only be exercised by such Holders with the prior written consent of the Insurer so long as there does not exist a failure by the Insurer to make a required payment under the Policy.

        Weighted Average Net Mortgage Rate: With respect to any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) on the Mortgage Loans, weighted on the basis of the respective Stated Principal Balances thereof immediately preceding such Distribution Date

        Section 1.02 Determination of One-Month LIBOR.

        One-Month LIBOR applicable to the calculation of the Pass-Through Rate on the Class A-1 Certificates for any Interest Accrual Period (including the initial Interest Accrual Period) will be determined on each LIBOR Rate Adjustment Date.

        On each LIBOR Rate Adjustment Date, or if such LIBOR Rate Adjustment Date is not a Business Day, then on the next succeeding Business Day, One-Month LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, shall equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 of the Moneyline Telerate Capital Markets Report as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying One-Month LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate.

        The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the Certificate Principal Balance of the Class A-1 Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to, with respect to the Class A-1 Certificates, the Certificate Principal Balance of the Class A-1 Certificates then outstanding. If no such quotations can be obtained, the rate will be One-Month LIBOR for the prior Distribution Date, provided, however, if, under the priorities described above, One-Month LIBOR for a Distribution

Date would be based on One-Month LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

        The establishment of One-Month LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rates applicable to the Class A-1 Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

        Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of One-Month LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so calling the Bondholder Inquiry Line at 1-800-275-2048 and requesting the Pass-Through Rate on the Class A-1 Certificates for the current and the immediately preceding Interest Accrual Period.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01   Conveyance of Mortgage Loans

(a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date).

(b) In connection with such assignment, except as set forth in Section 2.01(c) below and subject to Section 2.01(d) below, the Depositor does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, the assignment (which maY be included in one or more blanket assignments if permitted by applicable law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) witH evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement.

        The Depositor may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(ii), (iii), (iv) and (v) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(ii), (iii),
(iv) and (v) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian that are the duly appointed agent or agents of the Trustee.

        On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in
Section 2.01(b)(ii), (iii), (iv) and (v) which has been delivered to it by the Depositor.

(c) Notwithstanding the provisions of Section 2.01(b), in the event that in connection with any Mortgage Loan, if the Depositor cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Depositor shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Depositor shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage, as applicable, as the mortgagee of record solely as nominee for Residential Funding and its successors and assigns. If any Assignment is lost or returned unrecorded to the Depositor because of any defect therein, the Depositor shall prepare a substitute Assignment or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Depositor shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment, as applicable (or copy thereof as permitted by Section 2.01(b)), with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer or Seller.

        If the Depositor delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Depositor shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections 2.01(b)(ii), (iii), (iv) and (v) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Depositor further agrees that it will cause, at the Depositor's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that sucH Mortgage Loans have been assigned by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(d) It is intended that the conveyances by the Depositor to the Trustee of the Mortgage Loans as provided for in this Section 2.01 and the Uncertificated Regular Interests be construed as a sale by the Depositor to the Trustee of the Mortgage Loans and the Uncertificated Regular Interests for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans and the Uncertificated Regular Interests by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated Regular Interests and any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the foregoing, and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Depositor pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Depositor and, at the Depositor's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the Uncertificated Regular Interests and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the
Trustee's security interest in or lien on the Mortgage Loans and the Uncertificated Regular Interests, as evidenced by an Officers' Certificate of the Depositor, with a copy delivered to the Insurer, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Depositor or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Depositor, (3) any transfer of any interest of Residential Funding or the Depositor in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Depositor in any Uncertificated Regular Interests.

Section 2.02   Acceptance by Trustee

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the Policy and the documents referred to in Section 2.01(b)(i) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders and the Insurer, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 90 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Depositor or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(d) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify or cause the Custodian to notify the Master Servicer and the Depositor with a copy of such notice to the Insurer. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Depositor, the Insurer and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items received by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests in the related Mortgage Loan of the Certificateholders or the Insurer, the Master Servicer shall promptly notify the related Seller or Subservicer of such omission or defect and request that such Seller or Subservicer correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Seller or Subservicer does not correct or cure such omission or defect within such period, that such Seller or Subservicer purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing and Section 2.04, if the Seller or the Subservicer that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without anY right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Seller or the Subservicer or Residential Funding and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It iS understood and agreed that the obligation of the Seller or the Subservicer, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders, the Insurer or the Trustee on behalf of Certificateholders (except for the Insurer's rights under the Policy).

Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Depositor

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Insurer that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any Affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

        It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Depositor, the Master Servicer, the Insurer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders or the Insurer in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or
(ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) The information set forth in Exhibit F hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the respective date or dates which such information is furnished;

(ii) Immediately prior to the conveyance of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest; and

(iii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

        It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Depositor, the Insurer, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders or the Insurer in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (including the Insurer) (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(iii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Depositor shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Depositor shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Depositor under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Depositor to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Depositor shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04   Representations and Warranties of Sellers

        The Depositor, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan as and to the extent set forth in the Assignment Agreement. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee, the Insurer and the Certificateholders. Upon the discovery by the Depositor, the Master Servicer, the Insurer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement in respect of any Mortgage Loan or of any Repurchase Event which materially and adversely affects the interests of the Certificateholders or the Insurer in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties and the Insurer (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller and Residential Funding of such breach or Repurchase Event and request that such Seller or Residential Funding either (i) cure such breach or Repurchase Event in all material respects within 90 days from the date the Master Servicer was notified of such breach or Repurchase Event or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach or

Repurchase Event under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement was the representation and warranty set forth in clause
(w) of Section 4 thereof, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section
2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders and the Insurer to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan (other than those of a statistical nature) contained in Section 4 of the Assignment Agreement as of the date of substitution, and the covenants, representations and warranties set forth in this Section 2.04, and in Section 2.03(a) hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall


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

deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee and the Insurer of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) any portion of any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (and in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the representation and warranty in clause (w) of Section 4 thereof |shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05 Execution and Authentication of Certificates; Conveyance of Uncertificated REMIC Regular Interests

(a) The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to or upon the order of the Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

(b) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests for the benefit of the Holders of the REMIC II Regular Interests and the Holders of the Class R-II Certificates. The Trustee acknowledges receipt of the REMIC I Regular Interests (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the Holders of the REMIC II Regular Interests and Holders of the Class R-II Certificates. The interests evidenced by the Class R-II Certificates, together with the REMIC II Regular Interests, constitute the entire beneficial ownership interest in REMIC II.

(c) In exchange for the REMIC I Regular Interests, concurrently with the assignment to the Trustee thereof, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Regular Certificates in authorized denominations evidencing (together with the Class R-II Certificates) the entire beneficial ownership interest in REMIC II.

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

Section 2.06   Purposes and Powers of the Trust

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) to sell the  Certificates  to the  Depositor  in exchange  for the  Mortgage
Loans;

(b) to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

        The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.06 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

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

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01   Master Servicer to Act as Servicer

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removaL from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, oN behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal

Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any of REMIC to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02 Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' Obligations; Special Servicing

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a Freddie Mac, Fannie Mae or HUD approved mortgage servicer. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required by, permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders or the Insurer.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee, the Insurer and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations and are reimbursable pursuant to Section 3.10(a)(vii).

Section 3.03   Successor Subservicers

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor

Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04   Liability of the Master Servicer

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee, the Insurer and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05 No Contractual Relationship Between Subservicer and Trustee or Certificateholders

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06   Assumption or Termination of Subservicing Agreements by Trustee

(a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07 Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders or the Insurer (taking into account any estimated Realized Loss that might result absent such action), provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. No such modification shall reduce the Mortgage Rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-off Date, but not less than the sum of the rates at which the Servicing Fee and the Subservicing Fee and the Certificate Insurer Premium Rate accrue. The final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date. Also, the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any Servicing Modification) can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, unless such limit is increased from time to time with the consent of the Rating Agencies. In addition, any amounts owing on a Mortgage

Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purposes. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining principal balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08 (including amounts received from Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause 4(w) of the Assignment Agreement) and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

(v) Any amounts required to be deposited pursuant to Section 3.07(c) and any payments or collections received in the nature of prepayment charges.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans received prior to the Cut-off Date) and payments or collections


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consisting  of late  payment  charges  or  assumption  fees  may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds, Subsequent Recoveries and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04, 4.07 and 4.08 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

(d) The Master Servicer shall give notice to the Trustee, the Insurer and the Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08   Subservicing Accounts; Servicing Accounts

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of late charges or assumption fees, or payments or collections received in the nature of prepayment charges to the extent that the Subservicer is entitled to retain such amounts pursuant to the Subservicing Agreement. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are


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required to be remitted to the Master  Servicer.  The  Subservicer  will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee and the Certificate Insurer Premium Modified Rate, if any, accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

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(d) The Master Servicer shall advance the payments  referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09 Access to Certain Documentation and Information Regarding the Mortgage Loans

        In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10   Permitted Withdrawals from the Custodial Account

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to
Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) plus the


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Certificate  Insurer  Premium  Modified  Rate  on the  amount  specified  in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Depositor or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07,
4.08 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a prior calendar month;

(viii) to reimburse itself or the Depositor for expenses incurred by and reimbursable to it or the Depositor pursuant to Section 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than the Depositor or an Affiliate of the Depositor) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07, including any payoff fees or penalties or any other additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

(b) Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

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(c) The Master  Servicer  shall be entitled to  reimburse  itself or the related
Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance made pursuant to Section 4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the
portion  of  such  advance  previously  paid  to  Certificateholders   (and  not
theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11   Maintenance of Primary Insurance Coverage

(a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value at origination in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Master Servicer had knowledge of such Primary Insurance Policy. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee, the Insurer and Certificateholders, claims to the insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

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Section 3.12   Maintenance of Fire Insurance and Omissions and Fidelity Coverage

(a) The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100% of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection


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with its activities as  administrator  and servicer of the Mortgage  Loans,  the
Master Servicer agrees to present, on behalf of itself, the Trustee, the Insurer and Certificateholders, claims under any such blanket policy.

(b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Depositor. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13 Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments

(a) When any  Mortgaged  Property  is  conveyed  by the  Mortgagor,  the  Master
Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy or otherwise adversely affect the interests of the Certificateholders or the Insurer. Notwithstanding the foregoing:

(i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the


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transfer of the Mortgaged Property to such Person;  provided,  however,  none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause any REMIC created hereunder to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the buyer/transferee of the Mortgaged Property would be qualified to assume the Mortgage Loan based on generally comparable credit quality and such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any REMIC created hereunder would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the Startup Date would be imposed on any REMIC created hereunder as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

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

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;
(ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25% below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14   Realization Upon Defaulted Mortgage Loans

(a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion or action, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion or action in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes or the Insurer after reimbursement to itself for such expenses or charges and (ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting


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

which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10.

        In addition, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

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(c) In the event that the Trust Fund  acquires  any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders and the Insurer, but in all cases, within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each REMIC created hereunder as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee, the Insurer and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC created hereunder to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC created hereunder to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery (other than Subsequent Recoveries) resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); fifth, to the Insurer for reimbursement for any payments made pursuant to the Policy to the extent not reimbursed pursuant to Section 4.02(c)(vii); and sixth, to Foreclosure Profits.

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

(e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15   Trustee to Cooperate; Release of Mortgage Files

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit G, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf oF the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release, including any applicable UCC termination statements. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit G hereto, or, in the case of a Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the


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foreclosure of the Mortgaged Property either judicially or  non-judicially,  and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon the Trustee's receipt of notification from the Master Servicer of the deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16   Servicing and Other Compensation; Compensating Interest

(a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) plus the Certificate Insurer Premium Modified Rate, the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of late payment charges, assumption fees, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein.

(c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors,


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

and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

(d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e) Notwithstanding clauses (a) and (b) above, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); and second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(c), respectively. In making such reduction, the Master Servicer shall not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); and (ii) shall not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(c). With respect to any Distribution Date, Compensating Interest shall be used on such Distribution Date to cover any Prepayment Interest Shortfalls on the Mortgage Loans.

Section 3.17   Reports to the Trustee and the Depositor
               ----------------------------------------

        Not later than fifteen  days after each  Distribution  Date,  the Master
Servicer shall forward to the Trustee, the Insurer and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18   Annual Statement as to Compliance

        The Master Servicer will deliver to the Depositor, the Insurer and the Trustee on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, on or before the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and of its performance under the pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating


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to this Agreement in all material  respects  throughout  such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, specifying such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19   Annual Independent Public Accountants' Servicing Report

        On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, on or before the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master
Servicer at its expense shall cause a firm of independent public accountants which shall be members of the American Institute of Certified Public Accountants to furnish a report to the Depositor, the Insurer and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20   Right of the Depositor in Respect of the Master Servicer
               --------------------------------------------------------

        The Master Servicer shall afford the Depositor, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Depositor or Residential Funding. The Insurer hereby is so identified. The Depositor may enforce the obligation of the Master Servicer hereunder and may, but it is not obligated to, perform or cause a


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designee to perform,  any defaulted  obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Depositor nor the Trustee shall have the responsibility or liability for any action or failure to act by the Master Servicer and the Depositor is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

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                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01   Certificate Account

(a) The Master Servicer acting as agent of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e), 4.07 or 4.08, (iv) any amount required to be paid pursuant to Section 9.01, (v) an amount equal to the Certificate Insurer Premium payable on such Distribution Date, (vi) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date and (vii) any payments or collections in the nature of prepayment charges received by the Master Servicer in respect of the Mortgage Loans and the related Prepayment Period.

(b) On each Distribution Date, prior to making any other distributions referred to in Section 4.02 herein, the Trustee shall withdraw from the Certificate Account and pay to the Insurer, by wire transfer of immediately available funds to the Insurer Account, the Certificate Insurer Premium for such Distribution Date.

(c) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders and the Insurer, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) if such Permitted Investment is an obligation of the institution that maintains such account or a fund for which such institution serves as custodian, then such Permitted Investment may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

Section 4.02   Distributions

(a) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate and distribute the Principal Distribution Amount and the Insured Payment, if any, for such date to the interest issued in respect of REMIC I and REMIC II as specified in this Section.

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

(b) (1) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests:

(i) to the extent of the Available Distribution Amount, to REMIC II as the holder of REMIC I Regular Interest LT1, REMIC I Regular Interest LT2, REMIC I Regular Interest LT3 and REMIC I Regular Interest LT4, pro rata, in an amount equal to(A) their Uncertificated Accrued Interest for such Distribution Date, plus
               (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

(ii) on each Distribution Date, to REMIC II as the holder of REMIC I Regular Interests, in an amount equal to the remainder of the Available Distribution Amount for such Distribution Date after the distributions made pursuant to clause (i) above, allocated in the following order of priority (except as provided below):

(A) in respect of the REMIC I Regular Interest LT2, REMIC I Regular Interest LT3 and REMIC I Regular Interest LT4, their respective Principal Distribution Amounts;

(B) in respect of the REMIC I Regular Interest LT1 any remainder until the Uncertificated Principal Balance thereof is reduced to zero;

(C) any remainder in respect of the REMIC I Regular Interest LT2, REMIC I Regular Interest LT3 and REMIC I Regular Interest LT4 pro rata according to their respective Uncertificated Principal Balances as reduced by the distributions deemed made pursuant to
               (i) above, until their respective Uncertificated Principal Balances are reduced to zero; and

(D)            any   remaining   amount  to  the   Holders   of  the  Class  R-I
               Certificates.

               (2) Notwithstanding the distributions on the REMIC Regular Interests described in this Section 4.02(b), distribution of funds from the Certificate Account shall be made only in accordance with Section 4.02(c).

(c) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to each
Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder of the following amounts), in the following order of priority, in each case to the extent of the sum of the Available Distribution Amount and, with respect to the Class A-6 Certificates, the Insured Payment, if any, for such Distribution Date deposited in the Certificate Account:

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

(i) to the Class A Certificateholders, Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from any prior Distribution Date (the "Class A Interest Distribution Amount"), with such amount allocated among the Class A Certificateholders on a pro rata basis;

(ii) to the Class M-1 Certificateholders, Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from any prior Distribution Date (the "Class M-1 Interest Distribution Amount");

(iii) to the Class M-2 Certificateholders, Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from any prior Distribution Date (the "Class M-2 Interest Distribution Amount");

(iv) to the Class M-3 Certificateholders, Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from any prior Distribution Date (the "Class M-3 Interest Distribution Amount");

(v) if such Distribution Date is prior to the Stepdown Date, or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Distribution Amount shall be distributed as follows, in each case to the extent of the remaining Principal Distribution Amount and, with respect to the Class A-6 Certificates, the Insured Payment, if any:

                      (A) first, to the Class A Certificateholders, in the order described in Section 4.02(d), until the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero;

                      (B) second, to the Class M-1 Certificateholders, until the
               Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

                      (C) third, to the Class M-2 Certificateholders,  until the
               Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero; and

                      (D) fourth, to the Class M-3 Certificateholders, until the
               Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero.

(vi) if such Distribution Date is on or after the Stepdown Date, so long as a Trigger Event is not in effect, the Principal Distribution Amount shall be distributed as follows, in each case to the extent of the remaining Principal Distribution Amount and, with respect to the Class A-6 Certificates, the Insured Payment, if any:

                      (A) first, to the Class A Certificateholders, in the order described in Section 4.02(d), the Class A Principal Distribution Amount;

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

                      (B) second, to the Class M-1 Certificateholders, the Class
               M-1 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

                      (C) third, to the Class M-2 Certificateholders,  the Class
               M-2 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero; and

                      (D) fourth, to the Class M-3 Certificateholders, the Class
               M-3 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero;

(vii) to the Insurer, any Cumulative Insurance Payments as of such Distribution Date;

(viii) to the Class A and Class M Certificateholders on a pro rata basis, based on Accrued Certificate Interest otherwise due thereon, the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the Mortgage Loans as described in Section 4.02(e), to the extent not covered by Compensating Interest on such Distribution Date;

(ix) to the Class A and Class M Certificateholders on a pro rata basis, based on unpaid Prepayment Interest Shortfalls previously allocated thereto, the amount of any Prepayment Interest Shortfalls previously allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon at the related Pass-Through Rate;

(x) to make payments to the Class A, on a pro rata basis, Class M-1, Class M-2 and Class M-3 Certificateholders, in that order, the Net WAC Cap Shortfalls for such Class and that Distribution Date;

(xi) to pay the holders of the Class A and Class M Certificates, on a pro rata basis, based on Accrued Certificate Interest otherwise due thereon, the amount of any Relief Act Shortfalls allocated thereto with respect to the Mortgage Loans for such Distribution Date,

(xii) to the Class A Certificateholders and the Class M Certificateholders, the principal portion of any Realized Losses previously allocated to those Certificates and remaining unreimbursed, which amount shall be allocated first, to the Class A Certificateholders on a pro rata basis, based on their respective principal portion of any Realized Losses previously allocated to those Certificates and remaining unreimbursed, and then sequentially, to the Class M-1 Certificateholders, Class M-2 Certificateholders and Class M-3 Certificateholders, in that order; and

(xiii) to the Class SB Certificates, from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, Accrued Certificate Interest thereon and the amount of any Overcollateralization Reduction Amount for such Distribution Date, amounts payable to the Class SB Certificateholders pursuant to this clause (ix) being deemed paid: first, in respect of the REMIC II Regular Interest SB-IO in respect of Accrued Certificate Interest thereon for the current Distribution Date; second, in respect of the REMIC II Regular Interest SB-PO in reduction of the principal balance thereof until such principal balance is reduced to zero; and third, in respect of the REMIC II Regular Interest SB-IO in respect of unpaid Accrued Certificate


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

Interest thereon for prior Distribution Dates and in addition to the foregoing to the Class SB Certificateholders, the amount of any payments or collections in the nature of prepayment charges received on the Mortgage Loans by the Master Servicer in respect of the related Prepayment Period; and

(xiv) to the Class R-I Certificateholders, the balance, if any, of the Available Distribution Amount.

(d) Any amounts payable to the Class A Certificateholders pursuant to 4.02(c)(v) and (vi) above shall be allocated as follows: first, to the Class A-7 Certificateholders, in an amount equal to the Class A-7 Lockout Distribution Amount for that Distribution Date, until the Certificate Principal Balance of the Class A-7 Certificates has been reduced to zero; second, to the Class A-1 Certificateholders, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero; third, to the Class A-2 Certificateholders, until the Certificate Principal Balance of the Class A-2 Certificates has been reduced to zero; fourth, to the Class A-3 Certificateholders, until the Certificate Principal Balance of the Class A-3 Certificates has been reduced to zero; fifth, to the Class A-4 Certificateholders, until the Certificate Principal Balance of the Class A-4 Certificates has been reduced to zero; sixth, to the Class A-5 Certificateholders, until the Certificate Principal Balances of the Class A-5 Certificates have been reduced to zero; seventh, to the Class A-6 Certificateholders, until the Certificate Principal Balance of the Class A-6 Certificates has been reduced to zero; and eighth, to the Class A-7 Certificateholders, until the Certificate Principal Balance of the Class A-7 Certificates has been reduced to zero.

(e) Any Prepayment Interest Shortfalls which are not covered by Compensating Interest as described in Section 3.16 and the Relief Act Shortfalls will be allocated among the Class A Certificates and Class M Certificates on a pro rata basis in accordance with the amount of Accrued Certificate Interest that would have accrued on that Certificate absent these shortfalls. Any such uncovered Prepayment Interest Shortfalls will be paid solely pursuant to Section 4.02(c)(vii) and (viii), to the extent funds are available therefor.

(f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Insurer, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

(g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Insurer and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such


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Class of  Certificates a notice to the effect that: (i) the Trustee  anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender
their   Certificates   pursuant  to  Section  9.01(c)  do  not  surrender  their
Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account
and   credited   to  a  separate   escrow   account  for  the  benefit  of  such
Certificateholders as provided in Section 9.01(d).

Section 4.03 Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting

(a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail or otherwise make available electronically on its website (which may be obtained by any Certificateholder by telephoning the Trustee at (877) 722-1095) to each Holder, the Depositor and the Insurer a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

(i) (A) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (B) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv) the amount of any Advance by the Master Servicer with respect to the Mortgage Loans pursuant to Section 4.04;

(v) the number of Mortgage Loans and the Stated Principal Balance after giving effect to the distribution of principal on such Distribution Date;

(vi) the aggregate Certificate Principal Balance or Notional Amount, as applicable, of each Class of the Certificates, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(vii) on the basis of the most recent reports  furnished to it by  Subservicers,
(a) the number and aggregate principal balances of Mortgage Loans that are Delinquent (1) one month, (2) two months and (3) three or more months and the number and aggregate principal balance of Mortgage Loans that are in foreclosure, (b) the number and aggregate principal balances of Mortgage Loans that are Reportable Modified Mortgage Loans that are Delinquent (1) one month,
(2) two months and (3) three or more months and the number and aggregate principal balance of Mortgage Loans that are Reportable Modified Mortgage Loans


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that  are  in  foreclosure  and  are  REO  Property,  indicating  in  each  case capitalized Mortgage Loans, other Servicing Modifications and totals, and (c) for all Reportable Modified Mortgage Loans, the number and aggregate Stated
Principal  Balance  of  Reportable   Modified  Mortgage  Loans  that  have  been
liquidated, the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

(viii) the number, aggregate principal balance and book value of any REO Properties;

(ix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(x) the aggregate amount of Realized Losses for such Distribution Date and the aggregate amount of Realized Losses on the Mortgage Loans incurred since the Cut-off Date;

(xi) the Pass-Through Rate on each Class of Certificates, the Net WAC Rate, and with respect to the Class A-1 Certificates, the Pass-Through Rate for such Distribution Date, separately identifying One-Month LIBOR for such Distribution Date;

(xii) the Overcollateralization Amount and the Required Overcollateralization Amount following such Distribution Date;

(xiii) the number and aggregate principal balance of Mortgage Loans repurchased under Section 4.07 or 4.08;

(xiv) the aggregate amount of any recoveries on previously foreclosed loans from Residential Funding due to a breach of representation or warranty;

(xv) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

(xvi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

(xvii) the Net WAC Cap Shortfalls; and

(xviii) the amount of any Insured Payment made on such Distribution Date, the amount of any reimbursement payment made to the Insurer on such Distribution Date pursuant to Section 4.02(c) and the aggregate amount of prior draws not yet reimbursed.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master


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Servicer at no additional  expense to the Master Servicer.  Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit R to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

(b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, upon the Trustee's receipt thereof, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

(c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and forwarded by the Trustee pursuant to any requirements of the Code.

(d) As soon as reasonably practicable, upon the written request of any Class SB or Class R Certificateholder, the Master Servicer shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

(e) The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to this Agreement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence


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or willful  misconduct.  Any Form 10-K filed with the  Commission  in connection with this clause (e) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit K hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rule 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit L. This Section 4.03(e) may be amended in accordance with this Agreement without the consent of the Certificateholders.

Section 4.04 Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer

(a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement (which may be in a mutually agreeable electronic format) to the Trustee, the Insurer, any Paying Agent and the Depositor (the information in such statement to be made available to Certificateholders by the Master Servicer on request) (provided that the Master Servicer will use its best efforts to deliver such written statement not later than 12:00 p.m. New York time on the second Business Day prior to the Distribution Date) setting forth (i) the Available Distribution Amount, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a), (iii) the amount of Prepayment Interest Shortfalls and Net WAC Cap Shortfalls, (iv) the Certificate Insurer Premium, if any, (v) if the Master Servicer determines that the Deficiency Amount for such Distribution Date is greater than zero, the amount necessary to complete the notice in the form of Exhibit A to the Policy (the "Notice"); and (vi) Cumulative Insurance Payments. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the sum of (A) the aggregate amount of Monthly Payments other than Balloon Payments (with each interest portion thereof adjusted to a per annum rate equal to the sum of the Net Mortgage Rate and the Certificate Insurer Premium Modified Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date in the related Due Period, which Monthly Payments were due during the related Due Period and not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if the Master Servicer determines it to be a Nonrecoverable Advance and (B) with respect to each Balloon Loan delinquent in respect of its Balloon Payment as of the close of business on the related Determination Date, an amount equal to the excess, if any, of interest on the unpaid principal balance thereof (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate plus the Certificate Insurer


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

Premium Modified Rate, if applicable), over any payments of interest (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage
Rate) received from the related Mortgagor as of the close of business on the related Determination Date and allocable to the Due Date during the related Due Period for each month until such Balloon Loan is finally liquidated, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor, the Insurer and the Trustee.

        In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee and the Insurer of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer as successor Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

Section 4.05   Allocation of Realized Losses

(a) Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash
Liquidation, Servicing Modifications, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period


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

or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses on the Mortgage Loans shall be allocated as follows: first, to the Excess Cash Flow, by increasing the amount of clause (iv) of the definition of Principal Distribution Amount; second, by reduction of the Overcollateralization Amount, until such amount has been reduced to zero; third, to the Class M-3 Certificates; fourth, to the Class M-2 Certificates; fifth, to the Class M-1 Certificates; and thereafter, to the Class A Certificates on a pro rata basis, as described below.

(b) An allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date in the case of an interest portion of a Realized Loss. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class A or Class M Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided, that no such reduction shall reduce the aggregate Certificate Principal Balance of the Certificates below the aggregate Stated Principal Balance of the Mortgage Loans. Allocations of the interest portions of Realized Losses (other than any interest rate reduction resulting from a Servicing Modification) shall be made by operation of the definition of "Accrued Certificate Interest" for each Class for such Distribution Date. Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing Modification shall be made by operation of the priority of payment provisions of Section 4.02(c). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the priority of payment provisions of Section 4.02(c). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

(c) All Realized Losses on the Mortgage Loans shall be allocated on each Distribution Date to the REMIC I Regular Interests as provided in the definition of REMIC I Realized Losses.

(d) Realized Losses allocated to the Excess Cash Flow or the Overcollateralization Amount pursuant to paragraphs (a) or (b) of this section, the definition of Accrued Certificate Interest and the operation of Section 4.02(c) shall be deemed allocated to the Class SB Certificates. Realized Losses allocated to the Class SB Certificates shall, to the extent such Realized Losses represent Realized Losses on an interest portion, be allocated to the REMIC II Regular Interest SB-IO. Realized Losses allocated to the Excess Cash Flow pursuant to paragraph (a) shall be deemed to reduce Accrued Certificate Interest on the REMIC II Regular Interest SB-IO. Realized Losses allocated to the Overcollateralization Amount pursuant to paragraph (a) shall be deemed first to reduce the principal balance of the REMIC II Regular Interest SB-PO until such principal balance shall have been reduced to zero and thereafter to reduce accrued and unpaid interest on the REMIC II Regular Interest SB-IO.

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

Section 4.06   Reports of Foreclosures and Abandonment of Mortgaged Property

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the informational returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year, commencing in 2004, stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 4.07   Optional Purchase of Defaulted Mortgage Loans

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor; provided, that such Mortgage Loan is 90 days or more delinquent at the time of repurchase. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

Section 4.08   Limited Mortgage Loan Repurchase Right

        The Limited Repurchase Right Holder will have the option at any time to purchase any of the Mortgage Loans from the Trustee at the Purchase Price, up to a maximum of five Mortgage Loans. In the event that this option is exercised as to any five Mortgage Loans in the aggregate, this option will thereupon terminate. If at any time the Limited Repurchase Right Holder makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Limited Repurchase Right Holder provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Limited Repurchase Right Holder without recourse to the Limited Repurchase Right Holder which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Limited Repurchase Right Holder will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Any tax on "prohibited transactions" (as defined in Section 860F(a)(2) of the Code) imposed on any REMIC resulting from the exercise of the optional repurchase in this Section 4.08 shall in no event be payable by the Trustee.

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

Section 4.09 Distributions on the REMIC I Regular Interests. On each Distribution Date, the Trustee shall be deemed to distribute to itself, as the holder of the REMIC I Regular Interests, the amounts distributed from REMIC I to REMIC II pursuant to Section 4.02(b)(1).

        Section 4.10  The Policy.

(a) If, pursuant to Section 4.04(a)(v), the Master Servicer determines that the Deficiency Amount for such Distribution Date is greater than zero, the Trustee shall complete the Notice and submit such Notice in accordance with the Policy to the Insurer no later than 12:00 P.M., New York City time, on the Business Day immediately preceding each Distribution Date, as a claim for an Insured Payment (provided that the Trustee shall submit such notice on the second Business Day immediately preceding such Distribution Date if it is able to do so) in an amount equal to such Deficiency Amount.

(b) Upon receipt of an Insured Payment from the Insurer on behalf of the Class A-6 Certificateholders, the Trustee shall deposit such Insured Payment in the Certificate Account. The Trustee shall distribute on each Distribution Date the Deficiency Amount for such Distribution Date from the Certificate Account, together with the distributions due to the Class A-6 Certificateholders on such Distribution Date, as follows: (i) the portion of any such Deficiency Amount related to clause (i) of the definition of Deficiency Amount shall be distributed  to the Class A-6  Certificateholders  in  accordance  with  Section
4.02(c)(i),  (ii) the portion of any such  Deficiency  Amount  related to clause
(ii) of the definition of Deficiency Amount shall be distributed to the Class A-6 Certificateholders in accordance with Section 4.02(c)(v) and (vi); and (iii) the portion of any such Deficiency Amount related to clause (iii) of the definition of Deficiency Amount shall be distributed to the Class A-6 Certificateholders in accordance with Section 9.01(c).

(c) The Trustee shall (i) receive as attorney-in-fact of each Class A-6 Certificateholder any Insured Payment from the Insurer and (ii) distribute such Insured Payment to such Class A-6 Certificateholders as set forth in subsection
(b) above. Insured Payments disbursed by the Trustee from proceeds of the Policy shall not be considered payment by the Trust Fund with respect to the Class A-6 Certificates, nor shall such disbursement of such Insured Payments discharge the obligations of the Trust Fund with respect to the amounts thereof, and the Insurer shall become owner of such amounts to the extent covered by such Insured Payments as the deemed assignee and subrogee of such Class A-6
Certificateholders. The Trustee hereby agrees on behalf of each Class A-6 Certificateholder (and each Class A-6 Certificateholder, by its acceptance of its Class A-6 Certificates, hereby agrees) for the benefit of the Insurer that the Trustee shall recognize that to the extent the Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Class A-6 Certificateholders, the Insurer will be entitled to be subrogated to the rights of the Class A-6 Certificateholders to the extent of such payments.

(d) Upon payment in full of the Class A-6 Certificates, the Trustee shall surrender the Policy to the Insurer.

        Section 4.11  Derivative Contracts.

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

               (a)The Trustee shall, at the direction of the Master Servicer, on behalf of the Trust  Fund,  enter  into  Derivative  Contracts,  solely  for the benefit of the Class SB Certificates. Any such Derivative Contract shall constitute a fully prepaid agreement. The Master Servicer shall determine, in its sole discretion, whether any Derivative Contract conforms to the requirements of Section 4.11(b) and (c). Any acquisition of a Derivative
Contract shall be accompanied by an appropriate amendment to this Agreement, including an Opinion of Counsel, as provided in Section 11.01, and either (i) an Opinion of Counsel to the effect that the existence of the Derivative Contract will not adversely affect the availability of the exemptive relief afforded under ERISA by (x) U.S. Department of Labor Prohibited Transaction Exemption ("PTE") 94-29, as most recently amended, 67 Fed. Reg. 54487 (Aug. 22, 2002), to the Holders of the Class A Certificates or (y) Sections I and III of PTE 95-60 to the Holders of the Restricted Class A Certificates or Class M Certificates, in either case as of the date the Derivative Contract is acquired by the Trustee; or (ii) the consent of each holder of a Class A and Class M Certificate to the acquisition of such Derivative Contract. All collections, proceeds and other amounts in respect of the Derivative Contracts payable by the Derivative Counterparty shall be distributed to the Class SB Certificates on the Distribution Date following receipt thereof by the Trustee. In no event shall such an instrument constitute a part of any REMIC created hereunder. In addition, in the event any such instrument is deposited, the Trust Fund shall be deemed to be divided into two separate and discrete sub-Trusts. The assets of one such sub-Trust shall consist of all the assets of the Trust Fund other than such instrument and the assets of the other sub-Trust shall consist solely of such instrument.

               (b)Any Derivative Contract that provides for any payment obligation on the part of the Trust Fund must (i) be without recourse to the assets of the Trust Fund, (ii) contain a non-petition covenant provision from the Derivative Counterparty, (iii) limit payment dates thereunder to Distribution Dates and (iv) contain a provision limiting any cash payments due to the Derivative Counterparty on any day under such Derivative Contract solely to funds available therefor in the Certificate Account to make payments to the Holders of the Class SB Certificates on such Distribution Date.

               (c) Each Derivative Contract must (i) provide for the direct payment of any amounts by the Derivative Counterparty thereunder to the Certificate Account at least one Business Day prior to the related Distribution Date, (ii) contain an assignment of all of the Trust Fund's rights (but none of its obligations) under such Derivative Contract to the Trustee on behalf the
Class SB Certificateholders and shall include an express consent to the Derivative Counterparty to such assignment, (iii) provide that in the event of the occurrence of an Event of Default, such Derivative Contract shall terminate upon the direction of a majority Percentage Interest of the Class SB Certificates, and (iv) prohibit the Derivative Counterparty from "setting-off or "netting" other obligations of the Trust Fund and its Affiliates against such Derivative Counterparty's payment obligations thereunder.

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

                                   ARTICLE V

                                THE CERTIFICATES

Section 5.01   The Certificates

(a) The Class A, Class M, Class SB and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Class A and Class M-1 Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2 and Class M-3 Certificates shall be issuable in minimum dollar denominations of $250,000 and integral multiples of $1 in excess thereof. The Class SB Certificates shall be issuable in registered, certificated form in minimum percentage interests of 5.00% and integral multiples of 0.01% in excess thereof. Each Class of Class R
Certificates shall be issued in registered, certificated form in minimum percentage interests of 20.00% and integral multiples of 0.01% in excess thereof; provided, however, that one Class R Certificate of each Class will be issuable to the REMIC Administrator as "tax matters person" pursuant to Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) The Class A Certificate and Class M Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each Class A Certificate and Class M Certificate, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

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

        The Trustee, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the
Depository,  the  Trustee  shall  notify all  Certificate  Owners,  through  the
Depository,  of the  occurrence  of any such  event and of the  availability  of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Depositor, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depositor in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c) Each of the Certificates is intended to be a "security" governed by Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

Section 5.02   Registration of Transfer and Exchange of Certificates

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

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(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class SB or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class SB or Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of a Class SB or Class R Certificate is to be made, (i) unless the Depositor directs the Trustee otherwise, the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit I hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit J hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer. In lieu of the requirements set forth in the preceding sentence, transfers of Class SB or Class R Certificates may be made in accordance with this Section 5.02(d) if the prospective transferee of such a Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit N attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor, or the Master Servicer, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of a Class SB or Class R Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

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

(e) In the case of any Class M, Class SB or Class R Certificate or any Class A Certificate not rated at least "AA-" or "Aa3" at the time of purchase (a "Restricted Class A Certificate") presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase or holding of such Class M, Class SB, Class R or Restricted Class A Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer or
(ii) the prospective transferee shall be required to provide the Trustee, the Depositor and the Master Servicer with a certification to the effect set forth in Exhibit P (with respect to a Class M or Restricted Class A Certificate) (which certification shall be deemed to have been given by a Class M or Restricted Class A Certificateholder who acquires a Book-Entry Certificate), Exhibit O (with respect to a Class SB Certificate) or in paragraph fifteen of Exhibit H-1 (with respect to a Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (a "Plan Investor") or (b) in the case of a Class M or Restricted Class A Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company"). Notwithstanding the above, with respect to the transfer of a Class M or Restricted Class A Certificate to a Depository or any subsequent transfer of any interest in a Class M or Restricted Class A Certificate for so long as such Class M or Restricted Class A Certificate is held by a Depository, (a) neither an Opinion of Counsel nor a certification, each as described in this Section 5.02(e), shall be required, and (b) the following conditions shall apply:

        (1) any transferee of a Class M or Restricted Class A Certificate shall be deemed to have represented by virtue of its purchase or holding of such Class M or Restricted Class A Certificate (or interest therein) that either (i) such transferee is not a Plan Investor or (ii) such transferee is a Complying Insurance Company; and

        (2) if a Class M or Restricted Class A Certificate (or any interest therein) is acquired or held in violation of the provisions of the preceding paragraph, then the last preceding transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the


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extent  permitted by law, to all rights and  obligations  as  Certificate  Owner thereof retroactive to the date of such transfer of such Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding transferee.

        Any purported Certificate Owner whose acquisition or holding of a Class M or Restricted Class A Certificate (or interest therein) was effected in violation of the restrictions of this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer and the Trust Fund from and against all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A)     Each Person  holding or acquiring  any  Ownership  Interest in a Class R
        Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit H-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit H-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer


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

        its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations
        Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(i) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit H-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the
        Code) are prohibited.

                      (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or
               Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                      (B) If any purported Transferee shall become a Holder of a
               Class R  Certificate  in  violation of the  restrictions  in this
               Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R
               Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will


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

               be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master
               Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(ii) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(iii) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A) Written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of the Class A or Class M Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency without, with respect to the Class A-6 Certificates, giving effect to the Policy; and

          (B) A Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any of REMIC I or REMIC II to cease to qualify as a REMIC and will not cause (x) any of REMIC I or REMIC II to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

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

Section 5.03   Mutilated, Destroyed, Lost or Stolen Certificates

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04   Persons Deemed Owners

        Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Insurer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Insurer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder" and in Section 4.09, and neither the Depositor, the Master Servicer, the Insurer, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Master Servicer, the Insurer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(f).

Section 5.05   Appointment of Paying Agent

        The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

ARTICLE VI

                      THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01   Respective Liabilities of the Depositor and the Master Servicer

        The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02 Merger or Consolidation of the Depositor or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer

(a) The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Class A or Class M Certificates (without, with respect to the Class A-6 Certificates, taking into account the Policy) in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee, the Insurer and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Depositor, the Insurer and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor, the Insurer and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer


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under this Agreement;  provided  further that each Rating Agency's rating of the
Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency), without, with respect to the Class A-6 Certificates, taking into account the Policy. In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03 Limitation on Liability of the Depositor, the Master Servicer and Others

        Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders or the Insurer hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

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Section 6.04   Depositor and Master Servicer Not to Resign

        Subject to the provisions of Section 6.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect delivered to the Trustee and the Insurer. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

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                                  ARTICLE VII

                                     DEFAULT

Section 7.01   Events of Default

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Master Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee, the Insurer or the Depositor or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, the Insurer or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

(iii)a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

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(v)  the Master  Servicer  shall admit in writing its inability to pay its debts generally  as they become due,  file a petition  to take  advantage  of, or
     commence  a   voluntary   case  under,   any   applicable   insolvency   or
     reorganization   statute,  make  an  assignment  for  the  benefit  of  its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Depositor or the Trustee shall at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, by notice in writing to the Master Servicer (and to the Depositor and the Insurer if given by the Trustee or to the Trustee and the Insurer if given by the Depositor), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder; provided, however, that a successor to the Master Servicer is appointed pursuant to Section 7.02 and such successor Master Servicer shall have accepted the duties of Master Servicer effective upon the resignation of the Master Servicer. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer, the Insurer and the Depositor, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee as successor Master Servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in


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respect thereof,  and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Depositor shall deliver to the Trustee a copy of the Program Guide and upon the request of the Insurer, a copy of the Program Guide to the Insurer.

Section 7.02   Trustee or Depositor to Act; Appointment of Successor

(a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee may appoint a successor Master Servicer, which shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(c) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee as successor Master Servicer hereunder. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. As compensation therefor, the Trustee as successor Master Servicer shall be entitled to all compensation which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Depositor, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

(b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant


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that it is a member of MERS in good  standing  and shall  agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or
(ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor MasteR Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03   Notification to Certificateholders

(a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Insurer and Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates and to the Insurer notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04   Waiver of Events of Default

        The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

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                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01   Duties of Trustee

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Insurer and the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 7.03, and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement and the Trustee shall furnish in timely fashion to the Insurer such information in the Trustee's possession as the Insurer may reasonably request from time to time for the Insurer to protect its interests and to fulfill its duties under the Policy. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of each REMIC created hereunder as a REMIC under the REMIC Provisions and (subject to 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of


                                      106
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the opinions expressed  therein,  upon any certificates or opinions furnished to the Trustee by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Insurer or the Certificateholders holding Certificates of any Class affected thereby which evidence, as to such Class, Percentage Interests aggregating not less than 25% of the affected Classes as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of
Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section
7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Insurer, the Depositor or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02   Certain Matters Affecting the Trustee

(a) Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request,


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consent, order, appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Insurer, pursuant to the provisions of this Agreement, unless such Certificateholders or the Insurer, as applicable, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and the Insurer has given its consent; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Insurer or the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

(vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the


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Trustee is required to sign as  determined  by the Master  Servicer  pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) Following the issuance of the Certificates (and except as provided for in Section 2.04), the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any of REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03   Trustee Not Liable for Certificates or Mortgage Loans

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Depositor or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

Section 8.04   Trustee May Own Certificates

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05 Master Servicer to Pay Trustee's Fees and Expenses; Indemnification

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

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(b) The Master  Servicer  agrees to  indemnify  the Trustee for, and to hold the
Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

        No termination of this Agreement or the Policy shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

Section 8.06   Eligibility Requirements for Trustee

        The Trustee hereunder shall at all times be a national banking association or a New York banking corporation having its principal office in a state and city acceptable to the Depositor and the Insurer and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07   Resignation and Removal of the Trustee

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Insurer and the Master Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, one


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copy of which  instrument  shall be delivered to the  resigning  Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation then the Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Depositor determines that the Trustee has failed (i) to make a claim available under the Policy or failed to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder (including any Insured Payment), if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Depositor) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Depositor, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Depositor shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates, without, with respect to the Class A-6 Certificates, taking into account the Policy.

(c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08   Successor Trustee

(a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and the Insurer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and


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such  successor  trustee  shall become  effective  and such  successor  trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

Section 8.09   Merger or Consolidation of Trustee

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10   Appointment of Co-Trustee or Separate Trustee

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to


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Holders  of  Certificates  of  the  appointment  of  co-trustee(s)  or  separate trustee(s) shall be required under Section 8.08 hereof.

(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee. (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11   Appointment of Custodians

        The Trustee may, with the consent of the Master Servicer and the Depositor, appoint one or more Custodians who are not Affiliates of the Depositor or the Master Servicer to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders and the Insurer. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any
Mortgage  File.  Each  Custodial  Agreement  may be amended  only as provided in
Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

Section 8.12   Appointment of Office or Agency

        The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange.


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The Trustee  initially  designates its offices located at 4 New York Plaza,  6th
Floor, New York, New York 10004 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

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                                   ARTICLE IX

                                   TERMINATION

Section 9.01 Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans

(a) Subject to Section 9.02, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Depositor to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund (other than the Policy) at a price equal to 100% of the unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advances attributable to principal) on the day of repurchase, plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) plus the Certificate Insurer Premium Modified Rate, to, but not including, the first day of the month in which such repurchase price is distributed, plus any amounts due to the Insurer under the Policy; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof; and provided further, that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any REMIC created hereunder as a REMIC. The purchase price paid by the Master Servicer pursuant to this Section 9.01(a)(ii) shall also include any amounts owed by Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause (w) of such Section, that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all the assets of the Trust Fund relating to the Mortgage Loans, pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the first possible Optional Termination Date.

        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment


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of the  purchase  price,  release  to the Master  Servicer  the  Mortgage  Files pertaining to the Mortgage Loans being purchased. No purchase pursuant to clause
(ii) of this Section 9.01(a) is permitted if it would result in a draw on the Policy unless the Insurer consents in writing.

        In addition to the foregoing, on any Distribution Date on or after the first possible Optional Termination Date, the Master Servicer shall have the right, at its option, to purchase the Class A Certificates and Class M Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon for the related Interest Accrual Period, any previously unpaid Accrued Certificate Interest, any unpaid Prepayment Interest Shortfalls plus accrued interest thereon at the related Pass-Through Rate, any unpaid Net WAC Cap Shortfalls and any amounts due to the Insurer under this Agreement. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.

(b) The Master Servicer shall give the Trustee and the Insurer not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter to the Certificateholders (with a copy to the Certificate Registrar, the Insurer and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is made,

(ii) the amount of any such final payment or, in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Class A, Class R and Class SB Certificates, or in the case of all of the Certificates in connection with the exercise by the


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Master Servicer of its right to purchase the Certificates,  that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer is obligated to give notice to Certificateholders as required above, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee and the Insurer. The Trustee shall withdraw from such account the amount specified in subsection (c) below and distribute such amount to the Certificateholders as specified in subsection (c) below. The Master Servicer shall provide to the Trustee written notification of any change to the anticipated Final Distribution Date as soon as practicable. If the Trust Fund is not terminated on the anticipated Final Distribution Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

        (c) In the case of the Class A, Class M, Class R and Class SB Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, in connection with the exercise by the Master Servicer of its right to purchase the Certificates, and otherwise in accordance with Section 4.01(a), the Trustee shall distribute to the Certificateholders and to the Insurer (i) the amount otherwise distributable on such Distribution Date in accordance with Section 4.02, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount equal to the price paid pursuant to Section 9.01(a), as follows: first, to the Class A Certificates on a pro rata basis, the outstanding Certificate Principal Balance thereof plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest, any unpaid Prepayment Interest Shortfalls, any unpaid Net WAC Cap Shortfalls, second, to the Class M Certificates in their order of payment priority, the outstanding Certificate Principal Balance thereof plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest, any unpaid Prepayment Interest Shortfalls, any unpaid Net WAC Cap Shortfalls, third, to the Insurer, the Certificate Insurer Premium, plus interest accrued at the applicable Late Payment Rate, fourth, to the Insurer to reimburse the Insurer for any outstanding claims under the Policy, to the extent of Cumulative Insurance Payments, fifth, to the Insurer, any other outstanding amounts owed to the Insurer pursuant to the Policy, and sixth, to the Class SB Certificates. Notwithstanding the reduction of the Certificate Principal Balance of any Class of Class M Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

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        (d) In the event that any  Certificateholders  shall not surrender their
Certificates  for  final  payment  and  cancellation  on  or  before  the  Final
Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

        (e) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Eligible Account established by the Master Servicer deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and shall have no further obligation or liability therefor and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this
Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder until the Master Servicer


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has terminated the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX. The Master Servicer shall be for all purposes the Holder thereof as of such date, subject to any rights of the Insurer hereunder with respect thereto.

Section 9.02   Additional Termination Requirements
(a) Each of REMIC I and REMIC II, as the case may be, shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of any REMIC created hereunder as the case may be, to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for REMIC I and specify the first day of such period in a statement attached to REMIC I's final Tax Return pursuant to Treasury Regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for REMIC I under Section 860F of the Code and the regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each of REMIC I and REMIC II at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

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                                   ARTICLE X

                                REMIC PROVISIONS

Section 10.01  REMIC Administration

(a) The REMIC Administrator shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole Class of "residual interests" in the REMIC I. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M-1, Class M-2, Class M-3 and Class SB Certificates shall be designated as the "regular interests" in REMIC II and the Class R-II Certificates shall be designated the sole Class of "residual interests" in REMIC II. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in REMIC I or REMIC II other than the REMIC I Regular Interests and the Certificates.

(b) The Closing Date is hereby designated as the "startup day" of each of REMIC I and REMIC II within the meaning of Section 860G(a)(9) of the Code (the "Startup Date").

(c) The REMIC Administrator shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage Interest of the Class R Certificates in each REMIC and shall be designated as the "tax matters person" with respect to each of REMIC I and REMIC II in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations Section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each of REMIC I and REMIC II in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMICs created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the


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Trustee's  signing of Tax Returns that contain errors or omissions.  The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount, if any, and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). In performing their duties as more specifically set forth herein, the Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC created hereunder as a REMIC or (ii) result in the imposition of a tax upon any REMIC created hereunder (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code (except as provided in Section 2.04) and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders and is not adverse to the interests of the Insurer, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer or the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer


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or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action or inaction, as the case may be. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer or the REMIC Administrator, as applicable, will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any REMIC as defined in Section 860G(c) of the Code, on any contributions to any REMIC after the Startup Date therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged
(i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer in its role as Master Servicer or REMIC Administrator of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Date, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in any REMIC will not cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

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(j)  Neither  the Master  Servicer  nor the  Trustee  shall  (subject to Section
10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any REMIC created hereunder to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the principal balance of each regular interest in each REMIC would be reduced to zero is October 25, 2033, which is the Distribution Date in the month following the last scheduled payment on any Mortgage Loan.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

(m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) or acquire any assets for any REMIC or sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, or accept any contributions to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any of REMIC I or REMIC II as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02  Master Servicer, REMIC Administrator and Trustee Indemnification

(a) The Trustee agrees to indemnify the Trust Fund, the Insurer, the Depositor, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Insurer, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X. In the event that Residential Funding is no longer the Master Servicer, the Trustee shall indemnify Residential Funding for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Insurer, the Depositor, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Insurer, the Depositor, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution


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of Tax  Returns  prepared  by the REMIC  Administrator  that  contain  errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c) The Master Servicer agrees to indemnify the Trust Fund, the Insurer, the Depositor, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Insurer, the Depositor, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

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                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01  Amendment

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee:

(i) to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of REMIC I or REMIC II as REMICs at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder or the Insurer,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, without, with respect to the Class A-6 Certificates, taking into account the Policy, after notice to Moody's or as evidenced by a letter from Standard & Poor's to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates by virtue of their being the "residual interests" in the Trust Fund provided that
(A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any


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material  respect the interests of any  Certificateholder  or the Insurer and is authorized or permitted under Section 11.01.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Trustee and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or

(ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

(iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause REMIC I or REMIC II to fail to qualify as REMICs at any time that any Certificate is outstanding; provided, that if the indemnity described in
Section 10.01(f) with respect to any taxes that might be imposed on the Trust Fund has been given, the Trustee shall not require the delivery to it of the Opinion of Counsel described in this Section 11.01(c). The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this Agreement or otherwise; provided, however, such consent shall not be unreasonably withheld.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Depositor shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class R Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class R Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the REMIC. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the REMIC, (ii) any such reserve fund shall be owned by the Depositor, and (iii) amounts transferred by the REMIC to any such reserve fund shall be treated as amounts distributed by the REMIC to the Depositor or any successor, all within the meaning of Treasury regulations Section 1.860G-2(h) in effect as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Depositor and such related insurer but without the consent of any Certificateholder or the Insurer and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(f) In addition to the foregoing, any amendment of Section 4.08 of this Agreement shall require the consent of the Limited Repurchase Right Holder as third-party beneficiary.

Section 11.02  Recordation of Agreement; Counterparts

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or the Insurer.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03  Limitation on Rights of Certificateholders

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee and the Insurer a written notice of default and of the continuance thereof, as hereinbefore provided and such default would not result in a claim under the Policy, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04  Governing Law

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05  Notices

        All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention: President (RAMP), or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor;
(b) in the case of the Master Servicer, 2255 North Ontario Street, Burbank, California 91504-3120, Attention: Bond Administration or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing; (c) in the case of the Trustee, 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Residential Asset Mortgage Products Inc. Series 2003-RZ4 or such other address as may hereafter be furnished to the Depositor and the Master Servicer in writing by the Trustee; (d) in the case of Standard & Poor's, 55 Water Street, New York, New York 10041 Attention: Mortgage Surveillance or such other address as may be hereafter furnished to the Depositor, Trustee and Master Servicer by Standard & Poor's; (e) in the case of Moody's, 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by Moody's; and (f) in the case of the Insurer, Ambac Assurance Corporation, One State Street Plaza, 19th Floor, New York, New York 10004 Attention: Consumer Asset-Backed Securities Group or such other address as may be hereafter furnished in writing by the Insurer. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06  Notices to Rating Agencies and the Insurer

        The Depositor, the Master Servicer or the Trustee, as applicable, (a) shall notify each Rating Agency and the Insurer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clause (i), (ii), (iii), (iv), (vii), (viii), (ix) or
(x) below, (b) shall notify the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clause (i), (ii), (iii)(1), (vii)(1) or (ix) below, or
(c) provide a copy to each Rating Agency and the Insurer at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (v) and (vi) below:

(i) a material change or amendment to this Agreement,

(ii) the occurrence of an Event of Default,

(iii) (1) the termination or appointment of a successor Master Servicer or (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(iv) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

(v) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(vi) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(vii) (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

(viii) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(ix) the occurrence of the Final Distribution Date, and

(x) the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (iv), (vii) or (viii) above, the Master Servicer shall provide prompt written notice to each Rating Agency, the Insurer and the Subservicer, if applicable, of any such event known to the Master Servicer.

        In addition to the above delivery requirements, the Depositor, the Master Servicer or the Trustee, as applicable, shall provide a copy to the Insurer at such time as it otherwise is required to deliver pursuant to this Agreement, of any other written confirmation, written notice or legal opinion.

Section 11.07  Severability of Provisions

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof or of the Insurer.

Section 11.08  Supplemental Provisions for Resecuritization

(a) This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Depositor or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Depositor may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Depositor, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

(b) Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Depositor shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of any of REMIC I or REMIC II as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transaction as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in
Section 860G(d) of the Code.

Section 11.09  Third-Party Beneficiary

        The Limited Repurchase Right Holder is an express third-party beneficiary of Section 4.08 of this Agreement, and shall have the right to enforce the related provisions of Section 4.08 of this Agreement as if it were a party hereto.

Section 11.10  Rights of the Insurer

(a) The Insurer is an express third-party beneficiary of this Agreement.

(b) On each Distribution Date the Trustee shall make available electronically to the Insurer a copy of the reports furnished to the Class A Certificateholders and the Depositor on such Distribution Date.

(c) The Trustee shall provide to the Insurer copies of any report, notice, Opinion of Counsel, Officer's Certificate, request for consent or request for amendment to any document related hereto promptly upon the Trustee's production or receipt thereof.

(d) So long as there does not exist a failure by the Insurer to make a required payment under the Policy, the Insurer shall have the right to exercise all rights of the Holders of the Class A-6 Certificates under this Agreement without any consent of such Holders, and such Holders may exercise such rights only with the prior written consent of the Insurer, except as provided herein.

(e) The Insurer shall not be entitled to exercise any of its rights hereunder so long as there exists a failure by the Insurer to make a required payment under the Policy.

                            [Signature Page Follows]

        IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the date and year first above written.


                               RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



[Seal]                                By:
                                      __________________________
                                      Name:   Michael  Mead  Title:
                                      Vice President
Attest:



--------------------------
Name:
Title:
                               RESIDENTIAL FUNDING CORPORATION



[Seal]                                By:    __________________________
                                      Name:
                                      Title:
Attest:



--------------------------
Name:   Julie Steinhagen
Title:  Director
                               JPMORGAN CHASE BANK,
                                as Trustee



[Seal]                                By:
                                      __________________________
                                      Name:  Mark McDermott  Title:
                                      Vice President
Attest:



--------------------------
Name:
Title:

STATE OF MINNESOTA    )
                      ) ss.:
COUNTY OF HENNEPIN    )


        On the ___ day of September, 2003, before me, a notary public in and for said State, personally appeared Julie Steinhagen, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    -------------------------
                                    Notary Public
[Notarial Seal]

STATE OF MINNESOTA    )
                      ) ss.:
COUNTY OF HENNEPIN    )


        On the ___ day of September, 2003, before me, a notary public in and for said State, personally appeared ____________ , known to me to be a Managing
Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    -------------------------
                                    Notary Public
[Notarial Seal]

STATE OF NEW YORK     )
                      ) ss.:
COUNTY OF NEW YORK    )


        On the ___ day of September, 2003, before me, a notary public in and for said State, personally appeared Mark McDermott, known to me to be a Assistant Vice President of JPMorgan Chase Bank, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation, and acknowledged to me that such banking corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    -------------------------
                                    Notary Public
[Notarial Seal]

                                    EXHIBIT A


                         FORM OF CLASS A-[_] CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                                                       Certificate No. 1
Class A-__ Senior
                                                       ___% Pass-Through Rate
Date of Pooling and Servicing
Agreement and Cut-off Date:                            Percentage Interest: 100%
September 1, 2003
First Distribution Date:                               Aggregate Initial Certificate Principal
October 27, 2003                                       Balance of the Class A-__ Certificates:
                                                       $---------
Master Servicer:
Residential Funding Corporation
Final Scheduled Distribution Date:                     Initial [Certificate Principal Balance]
_________ __, ____                                     [Notional Amount] of this Class A-__
                                                       Certificate:
                                                       $---------
Maturity Date:
--------, ----
                                CUSIP:__________


                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES


                                 SERIES 2003-RZ4

               evidencing a percentage interest in the distributions allocable to the Class A-_ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate
Initial Certificate Principal Balance of all Class A-__ Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the [close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution] [close of business on the day prior (or if such day is not a Business Day, the Business Day immediately preceding such day) to such Distribution Date] (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class A-_ Certificates on such Distribution Date. [The Pass-Through Rate on this Certificate is subject to the Net WAC Rate set forth in the Agreement.]

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders and the Insurer may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        [Pursuant to the Agreement, unless an Insurer Default (as defined in the Agreement) exists, (i) the Insurer shall be deemed to be the holder of the Class A-5-B Certificates for certain purposes specified in the Agreement (other than with respect to payment on the Class A-5-B Certificates), and will be entitled to exercise all rights of the Certificateholders thereunder, including the rights of Certificateholders relating to the occurrence of, and the remedies with respect to, an Event of Default, without the consent of such Certificateholders, and (ii) the Trustee may take actions which would otherwise be at the option or within the discretion of the Certificateholders, including actions relating to the occurrence of, and remedies with respect to, an Event of Default, only at the direction, or with the consent, of the Insurer.]

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and there upon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth,

Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, the Insurer and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee, the Insurer or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee, the Insurer nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer (i) to purchase, at a price determined as provided in the Agreement, all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Class A, Class M and Class SB Certificates from the Holders thereof, provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is equal to or less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.




                                JPMORGAN CHASE BANK,
                                     as Trustee



                                By:___________________________________
                                           Authorized Signatory



Dated: September 29, 2003


                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.




                                 JPMORGAN CHASE BANK, as Certificate Registrar



                                 By:___________________________________
                                            Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------

Dated:_________________                _________________________________
                                       Signature by or on behalf of assignor

                                       _________________________________
                                       Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________________________for the account of
___________________________   account   number  or,  if  mailed  by  check,   to
________________________.

     Applicable statements should be mailed to: ________________________.

     This information is provided by ______________________, the assignee named above, or __________________________, as its agent.

                                    EXHIBIT B


                        FORM OF CLASS M-[__] CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        NO TRANSFER OF THIS CLASS M CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED EITHER (A) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE COMPANY AND THE MASTER SERVICER WITH RESPECT TO THE PERMISSIBILITY OF SUCH TRANSFER UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND SECTION 4975 OF THE CODE AND STATING, AMONG OTHER THINGS, THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN IN THE AGREEMENT,  OR
(B) A REPRESENTATION LETTER, IN THE FORM DESCRIBED IN THE AGREEMENT, EITHER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN") OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), OR STATING THAT (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF

FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY").

        NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER, AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL
APPLY:

1. ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT A PLAN INVESTOR OR (B) SUCH TRANSFEREE IS A COMPLYING INSURANCE COMPANY; AND

2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR OR (II) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.



                                                       Certificate No. 1
Class M-__ Mezzanine
                                                       ___% Pass-Through Rate
Date of Pooling and Servicing
Agreement and Cut-off Date:                            Aggregate Initial Certificate Principal
September 1, 2003                                      Balance of the Class M-__
                                                       Certificates:  $______
First Distribution Date:                               Initial Certificate Principal Balance
October 27, 2003                                       of the Class M-__
                                                       Certificates: $_________
Master Servicer:
Residential Funding Corporation
Final Scheduled Distribution Date:                     CUSIP: _________
--------- --, ----
Maturity Date:--------- --, ----

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES


                                 SERIES 2003-RZ4

               evidencing a percentage interest in the distributions allocable to the Class M-_ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate
Initial Certificate Principal Balance of all Class M-_ Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class M-__
Certificates on such Distribution Date. The Pass-Through Rate of this Certificate is subject to the Net WAC Rate set forth in the Agreement.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

        As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates"). The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders. As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders and the Insurer may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, the Insurer and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee, the Insurer or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee, the Insurer nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Class A, Class M and Class SB Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is equal to or less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                            JPMORGAN CHASE BANK,
                                                 as Trustee



                                            By:________________________________
                                                       Authorized Signatory



Dated: September 29, 2003


                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.



                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar



                                            By:_________________________________
                                                       Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------

Dated:_________________                _________________________________
                                       Signature by or on behalf of assignor

                                       _________________________________
                                       Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________________________for the account of
___________________________   account   number  or,  if  mailed  by  check,   to
________________________.

     Applicable statements should be mailed to: ________________________.

     This information is provided by ______________________, the assignee named above, or __________________________, as its agent.

                                    EXHIBIT C


                          FORM OF CLASS SB CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

        NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY PLAN SUBJECT TO ERISA OR SECTION 4975 OF THE CODE, ANY PERSON ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF ANY SUCH PLAN OR ANY PERSON ACQUIRING SUCH CERTIFICATES WITH "PLAN ASSETS" OF A PLAN WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. ss.2510.3-101 ("PLAN ASSETS") UNLESS EITHER (I) THE DEPOSITOR, THE TRUSTEE AND THE MASTER SERVICER ARE PROVIDED WITH AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE DEPOSITOR, THE TRUSTEE AND THE MASTER SERVICER THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND OR (II) THE TRUSTEE IS PROVIDED WITH A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT IN THE FORM OF EXHIBIT O TO THE AGREEMENT, WHICH THE TRUSTEE MAY RELY UPON WITHOUT FURTHER INQUIRY OR INVESTIGATION.


                                                       Certificate No. 1
Class SB Subordinate
Date of Pooling and Servicing                          Percentage Interest:  100%
Agreement and Cut-off Date:
September 1, 2003
First Distribution Date:                               Aggregate Certificate Principal Balance
October 27, 2003                                       of the Class SB Certificates:  $______
Master Servicer:                                       Initial Certificate Principal Balance
Residential Funding Corporation                        of this Certificate: $_________
Final Scheduled Distribution Date:                     CUSIP:__________
--------- --, ----
Maturity Date:
--------- --, ----

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES


                                 SERIES 2003-RZ4

               evidencing a percentage interest in the distributions allocable to the Class SB Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class SB Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above

(the "Agreement") among the Depositor, the Master Servicer and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class SB Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

        The Notional Amount of this Class SB Certificate as of any date of determination will be calculated as described in the Agreement. This Class SB Certificate will not accrue interest on its Certificate Principal Balance.

        No transfer of this Class SB Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicer are provided with an Opinion of Counsel that establishes to the satisfaction of the Depositor, the Trustee and the Master Servicer that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Person acquiring this Certificate may provide a certification in the form of Exhibit O to the Agreement, which the Trustee may rely upon without further inquiry or investigation.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders and the Insurer may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the. Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, the Insurer, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee, the Insurer or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee, the Insurer nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer
(i) to purchase, at a price determined as provided in the Agreement, all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Class A, Class M and Class SB Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is equal to or less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                            JPMORGAN CHASE BANK,
                                                 as Trustee



                                            By:_________________________________
                                                       Authorized Signatory



Dated: September 29, 2003


                          CERTIFICATE OF AUTHENTICATION

        This  is  one  of  the  Class  SB   Certificates   referred  to  in  the
within-mentioned Agreement.


                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar



                                            By:_________________________________
                                                       Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------

Dated:_________________                _________________________________
                                       Signature by or on behalf of assignor

                                       _________________________________
                                       Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________________________for the account of
___________________________   account   number  or,  if  mailed  by  check,   to
________________________.

     Applicable statements should be mailed to: ________________________.

     This information is provided by ______________________, the assignee named above, or __________________________, as its agent.

                                    EXHIBIT D


                        FORM OF CLASS R-[__] CERTIFICATE

        THE CLASS R-__ CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS CONSTITUTING THE AVAILABLE DISTRIBUTION AMOUNT UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

        THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

        NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

        ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL

ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN
SECTION  1381(a)(2)(C)  OF THE CODE,  (E) AN ELECTING  LARGE  PARTNERSHIP  UNDER
SECTION 775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES
(A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

                                      Certificate No. 1
Class R-__ Subordinate
Date of Pooling and Servicing         Percentage Interest:  100%
Agreement and Cut-off Date:
September 1, 2003
First Distribution Date:              Final Scheduled Distribution Date:
October 27, 2003                      _________ __, ____
Master Servicer:
Residential Funding Corporation

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES


                                 SERIES 2003-RZ4

               evidencing a percentage interest in the distributions allocable to the Class R-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc or any of their affiliates. None of the Depositor, the Master Servicer or GMAC Mortgage Group, Inc or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate specified above in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement) among the Depositor, the Master Servicer and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class R-__ Certificates on such Distribution Date.

        Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Master Servicer will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Master Servicer, which purchaser may be the Master Servicer, or any affiliate of the Master Servicer, on such terms and conditions as the Master Servicer may choose.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Holder of this Certificate may have additional obligations with respect to this Certificate, including tax liabilities.

        No transfer of this Class R-_ Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicer that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations, or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Person acquiring this Certificate may provide a certification in the form of paragraph fifteen of Exhibit H-1 to the Agreement, which the Trustee may rely upon without further inquiry or investigation.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders and the Insurer may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the

Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, the Insurer, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee, the Insurer or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee, the Insurer nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer (i) to purchase, at a price determined as provided in the Agreement, all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Class A, Class M and Class SB Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is equal to or less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.



                                            JPMORGAN CHASE BANK,
                                                 as Trustee



                                            By:_________________________________
                                                       Authorized Signatory



Dated: September 29, 2003


                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class R-__ Certificates referred to in the within-mentioned Agreement.



                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar



                                            By:_________________________________
                                                       Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------

Dated:_________________                _________________________________
                                       Signature by or on behalf of assignor

                                       _________________________________
                                       Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________________________for the account of
___________________________   account   number  or,  if  mailed  by  check,   to
________________________.

     Applicable statements should be mailed to: ________________________.

     This information is provided by ______________________, the assignee named above, or __________________________, as its agent.

                                    EXHIBIT E


                           FORM OF CUSTODIAL AGREEMENT

        THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of September 1, 2003, by and among JPMORGAN CHASE BANK, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as company (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK MINNESOTA, N.A., as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                                 W I T N E S S E T H T H A T:

        WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of September 1, 2003, relating to the issuance of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ4 (as in effect on the date of this Agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

        WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

Article I

                                   Definitions

        Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

Article II

                          Custody of Mortgage Documents

Section  2.1  Custodian  to Act as Agent:  Acceptance  of  Mortgage  Files.  The
Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

Section 2.2 Recordation of Assignments. If any Mortgage File includes one or more assignments of the related Mortgage Loans to the Trustee that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

Section 2.3       Review of Mortgage Files.

(a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee and the Insurer an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule"). The parties hereto acknowledge that certain documents referred to in Subsection 2.01(b)(i) of the Pooling Agreement may be missing on or prior to the Closing Date and such missing documents shall be listed as a Schedule to Exhibit One.

(b) Within 45 days after the Closing Date, the Custodian agrees, for the benefit of Certificateholders and the Insurer, to review in accordance with the provisions of Section 2.02 of the Pooling Agreement each Mortgage File and to deliver to the Trustee and the Insurer an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01 (b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. For purposes of such review, the Custodian shall compare the following information in each Mortgage File to the corresponding information in the Mortgage Loan Schedule: (i) the loan number, (ii) the borrower name and (iii) the original principal balance. In the event that any Mortgage Note or Assignment of Mortgage has been delivered to the Custodian by the Company in blank, the Custodian, upon the direction of the Company, shall cause each such Mortgage Note to be endorsed to the Trustee and each such Assignment of Mortgage to be completed in the name of the Trustee prior to the date on which such Interim Certification is delivered to the Trustee. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of the Certificateholders and the Insurer, to review each such document, and upon the written request of the Trustee to deliver to the Trustee and the Insurer an updated Schedule A to the Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or that the MIN is accurate. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in respect of the items reviewed as described in this Section 2.3(b), the Custodian shall promptly so notify the Company, the Master Servicer, the Insurer and the Trustee.

(c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee and the Insurer a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

        Upon receipt of written request from the Trustee, the Company, the Insurer or the Master Servicer, the Custodian shall as soon as practicable supply the Trustee and the Insurer with a list of all of the documents relating to the Mortgage Loans required to be delivered pursuant to Section 2.01 (b) of the Pooling Agreement not then contained in the Mortgage Files.

Section 2.4 Notification of Breaches of Representations and Warranties. If the Custodian discovers, in the course of performing its custodial functions, a breach of a representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer , the Insurer and the Trustee. In the case of the Insurer, such notice will be made to Ambac Assurance Corporation, One State Street Plaza, 19th Floor, New York, New York 10004, or such other address as may hereafter be furnished to the Company, the Trustee and the Master Servicer in writing by Ambac Assurance Corporation.

Section 2.5 Custodian to Cooperate: Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by delivering to the Custodian a Request for Release (in the form of Exhibit Four attached hereto or a mutually acceptable electronic form) and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such Request for Release, promptly to release to the Master Servicer the related Mortgage File.

        Upon receipt of a Request for Release from the Master Servicer, signed by a Servicing Officer, that (i) the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan or (ii) the Company has chosen to substitute a Qualified Substitute Mortgage Loan for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

        Upon written notification of a substitution, the Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan, upon receiving written notification from the Master Servicer of such substitution.

        From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a Request for Release certifying as to the reason for such release. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or
(ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian an updated Request for Release signed by a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Immediately upon receipt of any Mortgage File returned to the Custodian by the Master Servicer, the Custodian shall deliver a signed acknowledgement to the Master Servicer, confirming receipt of such Mortgage File.

        Upon the written request of the Master Servicer, the Custodian will send to the Master Servicer copies of any documents contained in the Mortgage File.

Section 2.6 Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                  Article III

                            Concerning the Custodian

Section 3.1 Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, the Insurer and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

        The Master Servicer shall promptly notify the Custodian in writing if it shall no longer be a member of MERS, or if it otherwise shall no longer be capable of registering and recording Mortgage Loans using MERS. In addition, the Master Servicer shall (i) promptly notify the Custodian in writing when a MERS Mortgage Loan is no longer registered with and recorded under MERS and (ii) concurrently with any such deregistration of a MERS Mortgage Loan, prepare, execute and record an original assignment from MERS to the Trustee and deliver such assignment to the Custodian.

Section 3.2 Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

Section 3.3 Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

Section 3.4 Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

Section 3.5 Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer, the Insurer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

        The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

        Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company, the Insurer and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

Section 3.6 Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 3.7 Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                                   Article IV

                            Miscellaneous Provisions

Section 4.1 Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing) or in Section 2.4 in the case of Ambac Assurance Corporation , in which case the notice will be deemed delivered when received.

Section 4.2 Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

Section 4.3 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 4.4 Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders or the Insurer.

        For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 4.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                            [Signature Page Follows]

        IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

                                                      JPMORGAN CHASE BANK
Address:                                              as Trustee
4 New York Plaza, 6th Floor
New York, New York 10004
Attention:     Residential Asset Mortgage             By: _______________________________
               Products, Inc., Series 2003-RZ4        Name:_____________________
                                                      Title: ______________________
Address:                                              RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                                      By: _______________________________
                                                      Name:_____________________
                                                      Title: ______________________
Address:                                              RESIDENTIAL FUNDING CORPORATION, as
                                                      Master Servicer.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                                      By: _______________________________
                                                      Name:_____________________
                                                      Title: ______________________
Address:                                              WELLS FARGO BANK MINNESOTA, N. A.
Mortgage Document Custody
One Meridian Crossings - 3rd Floor
Richfield, Minnesota 55423
                                                      By: _______________________________
                                                      Name:_____________________
                                                      Title: ______________________



STATE OF NEW YORK            )
                                    )ss.:
COUNTY OF NEW YORK           )

        On the _____ day of _______________, 2003, before me, a notary public in and for said State, personally appeared _____________, known to me to be a ___________ of JPMorgan Chase Bank, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                           --------------------------------
                                                Notary Public


[SEAL]

STATE OF MINNESOTA )
                           )ss.:
COUNTY OF HENNEPIN )


        On the _____ day of _______________, 2003, before me, a notary public in and for said State, personally appeared ___________________, known to me to be a _________________ of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                  -----------------------------
                                                       Notary Public


[Notorial Seal]

STATE OF MINNESOTA )
                           )ss.:
COUNTY OF HENNEPIN )


        On the _____ day of _______________, 2003, before me, a notary public in and for said State, personally appeared ___________________, known to me to be a _________________ of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                             --------------------------------
                                                  Notary Public


[Notorial Seal]

STATE OF MINNESOTA )
                           )ss.:
COUNTY OF HENNEPIN )


        On the _____ day of _______________, 2003, before me, a notary public in and for said State, personally appeared ___________________, known to me to be a _________________ of Wells Fargo Bank Minnesota, N.A., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            --------------------------------
                                                 Notary Public

                                   EXHIBIT ONE

                                FORM OF CUSTODIAN
                              INITIAL CERTIFICATION


                                September 1, 2003


JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Ambac Assurance Corporation
One State Street Plaza, 19th Floor
New York, New York 10004

Attention: Residential Asset Mortgage Products, Inc., Series 2003-RZ4

               Re: Custodial Agreement, dated as of September 1, 2003, by and among JPMorgan Chase Bank, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, N. A., relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2002- RZ4

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or an original lost note affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.


                                            WELLS FARGO BANK MINNESOTA,
                                                  N. A.



                                            By: _______________________________
                                            Name: _____________________________
                                            Title: ____________________________

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION


                              ____________ __, 20__


JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Ambac Assurance Corporation
One State Street Plaza, 19th Floor
New York, New York 10004

Attention: Residential Asset Mortgage Products, Inc., Series 2003-RZ4

               Re: Custodial Agreement, dated as of September 1, 2003, by and among JPMorgan Chase Bank, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, N.A., relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ4


Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.



                                            WELLS FARGO BANK MINNESOTA, N. A.


                                            By: _______________________________
                                            Name: _____________________________
                                            Title: ____________________________

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION


                              ____________ __, 20__


JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Ambac Assurance Corporation
One State Street Plaza, 19th Floor
New York, New York 10004

Attention: Residential Asset Mortgage Products, Inc., Series 2003-RZ4

               Re: Custodial Agreement, dated as of September 1, 2003, by and among JPMorgan Chase Bank, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, N.A., relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ4

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents referred to in Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.


                                            WELLS FARGO BANK MINNESOTA, N. A.


                                            By: _____________________________
                                            Name: ___________________________
                                            Title: __________________________

                                  EXHIBIT FOUR

                           FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:     REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

------------------------------
Residential Funding Corporation
Authorized Signature

****************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ] Promissory Note
                             [ ] Primary Insurance Policy
                             [ ] Mortgage or Deed of Trust
                             [ ] Assignment(s) of Mortgage or Deed of Trust
                             [ ] Title Insurance Policy
                             [ ] Other: ________________________

---------------------------
Name
---------------------------
Title
---------------------------
Date

                                    EXHIBIT F

                             MORTGAGE LOAN SCHEDULE


  RUN ON     : 09/26/03           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 11.53.26           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RAMP 2003-RZ4                                  CUTOFF : 09/01/03
  POOL       : 0004749
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  -------------------------------------------------------------------------

      8066659                              .2500
      162,531.33                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8073731                              .2500
      189,150.59                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8169171                              .2500
      219,152.26                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8300981                              .2500
      104,006.58                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8357810                              .2500
      163,413.72                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8361942                              .2500
      138,758.26                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      8366538                              .2500
       66,642.91                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8368520                              .2500
       95,247.68                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8369086                              .2500
       89,244.03                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      8370826                              .2500
       83,087.18                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8371430                              .2500
      209,646.14                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8371554                              .2500
      177,840.58                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8371742                              .2500
      154,741.22                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      8371752                              .2500
      255,867.16                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8372020                              .2500
      102,769.24                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8372084                              .2500
      208,757.34                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8372226                              .2500
       90,990.51                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8372570                              .2500
      114,295.91                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8372830                              .2500
      288,983.89                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8373258                              .2500
      191,301.78                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8373350                              .2500
      155,878.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8373548                              .2500
      142,684.50                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8373584                              .2500
      245,887.95                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8373738                              .2500
      219,617.50                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8374038                              .2500
      164,474.38                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8374200                              .2500
      100,594.44                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8374204                              .2500
       43,589.21                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8374240                              .2500
      101,193.22                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8374420                              .2500
      194,236.39                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8374538                              .2500
      136,395.20                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8374540                              .2500
      194,445.72                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8374542                              .2500
      145,704.13                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8374546                              .2500
      192,567.58                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8374576                              .2500
       97,575.37                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8374676                              .2500
       79,516.37                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8374768                              .2500
      166,644.10                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8374770                              .2500
      194,303.71                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8374774                              .2500
      205,963.60                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8374780                              .2500
       78,332.69                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8374966                              .2500
      127,168.57                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8375010                              .2500
      169,589.72                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8375028                              .2500
      229,612.43                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8375136                              .2500
      116,395.11                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8375342                              .2500
      200,426.99                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8375522                              .2500
      210,533.21                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8375548                              .2500
      206,964.88                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8375680                              .2500
      184,627.29                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8375696                              .2500
       81,711.31                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8375912                              .2500
      123,391.72                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8375914                              .2500
      182,999.47                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8376020                              .2500
      161,797.27                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8376098                              .2500
      112,078.63                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8376104                              .2500
       80,164.14                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8376506                              .2500
       50,405.63                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8376508                              .2500
      121,252.40                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8376706                              .2500
       99,839.59                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8376708                              .2500
      139,752.27                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8377732                              .2500
      164,770.22                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8377790                              .2500
      160,656.47                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8377812                              .2500
       96,524.69                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8377896                              .2500
      111,656.85                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8377926                              .2500
      129,262.32                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8377946                              .2500
      226,474.45                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8377952                              .2500
      112,969.28                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8377984                              .2500
       48,331.46                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8377988                              .2500
      299,469.18                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8378032                              .2500
       64,900.78                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8378038                              .2500
      108,829.43                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8378086                              .2500
       83,924.85                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8378106                              .2500
      143,454.10                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8378110                              .2500
       86,849.77                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8378120                              .2500
      169,709.33                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8378132                              .2500
       87,049.89                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8378134                              .2500
       97,714.88                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8378170                              .2500
       80,117.80                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000
1



      8378194                              .2500
      164,481.27                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8378212                              .2500
      184,780.36                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8378294                              .2500
      125,807.65                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8378300                              .2500
      135,238.25                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8378316                              .2500
      118,282.24                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8378342                              .2500
      104,310.55                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8378366                              .2500
      307,463.87                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8378414                              .2500
      188,675.06                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8378420                              .2500
      123,950.60                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8378446                              .2500
      201,160.47                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8378452                              .2500
       49,328.27                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8378566                              .2500
      109,940.53                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8378584                              .2500
      169,599.74                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8378606                              .2500
      107,745.72                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8378612                              .2500
      298,858.94                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8378740                              .2500
      378,760.42                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8378802                              .2500
      107,735.29                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8378844                              .2500
       74,885.51                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8378860                              .2500
       90,476.63                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8378864                              .2500
      154,551.68                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8379154                              .2500
      136,792.92                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000
1



      8379208                              .2500
      217,402.20                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8379220                              .2500
       98,986.24                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8379286                              .2500
      107,116.21                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8379380                              .2500
      277,670.82                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8379416                              .2500
      174,577.82                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8379490                              .2500
      135,692.65                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8379506                              .2500
      293,014.90                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8379536                              .2500
      251,995.12                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8379556                              .2500
       61,716.78                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8379560                              .2500
      165,904.50                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8379564                              .2500
      172,292.05                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8379622                              .2500
       56,869.10                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8379664                              .2500
      236,555.43                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8379666                              .2500
      202,590.27                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8379668                              .2500
      162,356.84                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8379720                              .2500
      120,724.42                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8379728                              .2500
      106,806.02                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8379734                              .2500
      104,747.66                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8379736                              .2500
      167,415.30                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8379754                              .2500
      109,775.15                          .0500
            5.8750                         .0000
            5.6250                         .0000
            5.5750                         .0000
            5.5750                         .0000

      8379758                              .2500
      106,835.09                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8379770                              .2500
      126,071.67                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8379776                              .2500
      112,414.32                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8379798                              .2500
      186,751.65                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8379816                              .2500
      143,818.93                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8379846                              .2500
       94,369.51                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8379852                              .2500
      148,649.17                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8379888                              .2500
       72,766.19                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8379898                              .2500
       86,367.96                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8379908                              .2500
      210,808.47                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8379930                              .2500
      144,767.41                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8379968                              .2500
      142,399.18                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8379974                              .2500
      189,671.90                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8380208                              .2500
      214,506.19                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8380248                              .2500
      143,607.34                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8380250                              .2500
      203,654.03                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8380330                              .2500
      126,670.12                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8380332                              .2500
       63,778.28                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8380334                              .2500
       71,749.43                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8380342                              .2500
      153,841.99                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8380364                              .2500
      220,887.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8380372                              .2500
      153,193.62                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000
1



      8380374                              .2500
      144,000.87                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8380376                              .2500
       65,149.04                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8380378                              .2500
      102,361.98                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8380384                              .2500
      245,675.03                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8380582                              .2500
      156,439.86                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8380616                              .2500
      103,624.49                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8380644                              .2500
      107,961.95                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      8380654                              .2500
       76,900.32                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8380662                              .2500
      108,956.10                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8380668                              .2500
      158,239.41                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8380670                              .2500
      211,310.48                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8380714                              .2500
      112,366.69                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8380722                              .2500
      221,417.11                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8380792                              .2500
      179,657.53                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000
1



      8380808                              .2500
      143,535.95                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8380828                              .2500
      118,904.17                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8380832                              .2500
      168,023.30                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8380834                              .2500
      140,762.40                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8380924                              .2500
       93,089.56                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8381498                              .2500
       40,679.15                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8381514                              .2500
       65,397.50                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      8381598                              .2500
      123,393.58                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8381732                              .2500
       30,903.65                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8381822                              .2500
      163,146.23                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8381960                              .2500
      277,796.02                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8382030                              .2500
      108,936.42                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8382122                              .2500
      159,380.97                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8382250                              .2500
       77,868.58                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8382458                              .2500
      229,290.02                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8382568                              .2500
      154,439.32                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8382574                              .2500
       98,064.26                          .0500
            7.1200                         .0000
            6.8700                         .0000
            6.8200                         .0000
            6.8200                         .0000

      8382612                              .2500
      105,913.30                          .0500
            7.4000                         .0000
            7.1500                         .0000
            7.1000                         .0000
            7.1000                         .0000

      8382648                              .2500
       95,631.52                          .0500
            8.9900                         .0000
            8.7400                         .0000
            8.6900                         .0000
            8.6900                         .0000

      8382652                              .2500
      184,695.23                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8382662                              .2500
      255,888.86                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8382668                              .2500
      166,745.06                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8382690                              .2500
       84,331.08                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8382692                              .2500
      220,939.91                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8382738                              .2500
       58,624.89                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8382848                              .2500
      284,895.98                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8382862                              .2500
      120,796.12                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8382894                              .2500
      158,718.79                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8382980                              .2500
       86,453.56                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8382996                              .2500
      123,278.49                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8383010                              .2500
      269,477.64                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8383020                              .2500
      204,607.44                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8383024                              .2500
       76,882.46                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8383056                              .2500
      118,559.51                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8383062                              .2500
       53,420.35                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8383086                              .2500
      245,661.56                          .0500
            6.5900                         .0000
            6.3400                         .0000
            6.2900                         .0000
            6.2900                         .0000

      8383098                              .2500
       74,031.06                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8383124                              .2500
       61,120.72                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8383264                              .2500
      174,758.75                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8383332                              .2500
      120,339.33                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8383352                              .2500
      141,729.82                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8383366                              .2500
      307,110.30                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8383462                              .2500
      156,427.50                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8383532                              .2500
      154,746.30                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8383534                              .2500
      230,356.50                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8383540                              .2500
       64,275.69                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8383542                              .2500
      104,191.84                          .0500
            6.9200                         .0000
            6.6700                         .0000
            6.6200                         .0000
            6.6200                         .0000

      8383554                              .2500
      208,252.25                          .0500
            6.2400                         .0000
            5.9900                         .0000
            5.9400                         .0000
            5.9400                         .0000

      8383562                              .2500
       43,411.77                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      8383618                              .2500
      192,330.31                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8384350                              .2500
      109,460.19                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8384606                              .2500
      148,144.23                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8384612                              .2500
      111,794.08                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8384620                              .2500
      234,554.11                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8384652                              .2500
       91,767.04                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8384710                              .2500
      127,632.94                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8384786                              .2500
      129,693.59                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8384812                              .2500
      283,083.79                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8384820                              .2500
      211,968.21                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8384848                              .2500
      133,710.37                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8384976                              .2500
      174,726.14                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8385450                              .2500
      207,527.22                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8385686                              .2500
       83,979.48                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000
1



      8385780                              .2500
      108,264.77                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8386012                              .2500
      127,468.13                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8386086                              .2500
       83,101.09                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8386248                              .2500
      232,154.38                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8386258                              .2500
      589,005.82                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8386286                              .2500
      228,683.77                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8386328                              .2500
      253,021.17                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8386330                              .2500
      135,271.67                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8386408                              .2500
      135,277.23                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8386418                              .2500
      140,956.39                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8386440                              .2500
       65,748.43                          .0500
            6.7400                         .0000
            6.4900                         .0000
            6.4400                         .0000
            6.4400                         .0000

      8386602                              .2500
      255,383.92                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8387096                              .2500
       95,846.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8387246                              .2500
      274,639.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000
1



      8387326                              .2500
       29,909.51                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8387608                              .2500
      218,961.86                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8387610                              .2500
      124,998.41                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8387646                              .2500
      168,693.63                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8387648                              .2500
       94,214.34                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8387662                              .2500
      151,215.91                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8387734                              .2500
      233,595.93                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8387812                              .2500
      261,929.14                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8387902                              .2500
      204,709.68                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8387910                              .2500
      132,457.09                          .0500
            6.8900                         .0000
            6.6400                         .0000
            6.5900                         .0000
            6.5900                         .0000

      8388140                              .2500
      251,811.77                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8388142                              .2500
      144,037.72                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8388220                              .2500
       76,871.67                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8388302                              .2500
      217,475.71                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8388614                              .2500
       74,339.14                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8388626                              .2500
      121,864.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8389634                              .2500
      340,924.56                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8389688                              .2500
      160,754.23                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8389690                              .2500
      233,525.70                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8389696                              .2500
      133,663.07                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8389730                              .2500
      139,447.22                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8389736                              .2500
      217,604.70                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8389766                              .2500
      183,145.38                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8389806                              .2500
      102,842.76                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8389810                              .2500
       97,331.65                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8389858                              .2500
      254,548.80                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8389862                              .2500
       59,693.73                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8389866                              .2500
      154,731.08                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8389872                              .2500
       52,170.24                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8389876                              .2500
      112,675.33                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8389898                              .2500
      154,543.49                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8389912                              .2500
      111,849.20                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8389958                              .2500
      148,411.94                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8389974                              .2500
       48,352.63                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8390010                              .2500
      103,225.78                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8390014                              .2500
       69,858.27                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8390036                              .2500
       98,263.34                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8390046                              .2500
      188,205.02                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8390050                              .2500
       67,996.33                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8390106                              .2500
      255,019.74                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8390120                              .2500
       91,227.34                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8390124                              .2500
      115,727.44                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8390128                              .2500
      118,501.97                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8390156                              .2500
      174,555.33                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8390308                              .2500
      184,952.55                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8390490                              .2500
      170,824.77                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8390886                              .2500
      277,631.38                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8390902                              .2500
      278,705.79                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8390914                              .2500
      133,769.18                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8390922                              .2500
      225,156.23                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8390990                              .2500
      303,280.08                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8390998                              .2500
      160,258.93                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8391048                              .2500
      249,311.09                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8391104                              .2500
      240,583.85                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8391138                              .2500
      136,169.52                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8391168                              .2500
       90,796.74                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8391174                              .2500
      255,413.12                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8393382                              .2500
       93,567.05                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8393396                              .2500
      135,001.79                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8393606                              .2500
      312,398.54                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8393614                              .2500
      126,072.01                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8393694                              .2500
       94,608.34                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8393706                              .2500
      123,287.63                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8393708                              .2500
      133,695.61                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8393850                              .2500
      169,160.77                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8393898                              .2500
      194,343.07                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8393910                              .2500
       78,890.92                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8393920                              .2500
      288,239.07                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8394176                              .2500
      139,213.87                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8394256                              .2500
      154,031.83                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8395108                              .2500
      277,586.07                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8396166                              .2500
       89,337.73                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8398006                              .2500
      167,604.14                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8398086                              .2500
      149,534.93                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8398172                              .2500
      127,956.08                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8398292                              .2500
      119,233.63                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8398358                              .2500
      118,584.62                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8398482                              .2500
      144,462.09                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8398550                              .2500
      150,626.44                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8398554                              .2500
      135,093.97                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8398606                              .2500
       52,417.85                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8398614                              .2500
      144,737.13                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8398628                              .2500
      301,938.15                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8398642                              .2500
      129,211.58                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000
1



      8398682                              .2500
      122,821.38                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8398754                              .2500
       78,535.79                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8398766                              .2500
      149,541.33                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8398970                              .2500
       81,792.15                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8398982                              .2500
      128,589.38                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8398984                              .2500
      217,623.56                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8399008                              .2500
      321,494.85                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000
1



      8399012                              .2500
      142,892.20                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8399016                              .2500
      182,384.51                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8399018                              .2500
       57,747.96                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8399090                              .2500
       79,774.96                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8399360                              .2500
      152,735.79                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8399374                              .2500
      119,821.32                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8399664                              .2500
      136,774.74                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8399670                              .2500
      128,912.51                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8399684                              .2500
      260,050.16                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8399850                              .2500
      184,300.17                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8399902                              .2500
      100,995.59                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8399942                              .2500
      206,340.59                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8399950                              .2500
      154,083.45                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8399978                              .2500
      188,139.30                          .0500
            7.8650                         .0000
            7.6150                         .0000
            7.5650                         .0000
            7.5650                         .0000
1



      8399984                              .2500
      138,751.80                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8400210                              .2500
       72,893.99                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8400262                              .2500
      114,335.53                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8400368                              .2500
      182,296.17                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8400398                              .2500
       64,314.10                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8400418                              .2500
       91,064.22                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8400528                              .2500
      105,816.97                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8400600                              .2500
      234,921.95                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8400852                              .2500
      192,313.23                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8400860                              .2500
      136,756.19                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8400868                              .2500
      298,346.03                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8400926                              .2500
      333,008.07                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8400934                              .2500
      141,633.47                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8400940                              .2500
      144,330.10                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8400988                              .2500
      142,042.02                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8401022                              .2500
       98,798.96                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8401044                              .2500
      132,265.02                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8401102                              .2500
       66,982.30                          .0500
            6.9700                         .0000
            6.7200                         .0000
            6.6700                         .0000
            6.6700                         .0000

      8401140                              .2500
      170,672.13                          .0500
            6.2100                         .0000
            5.9600                         .0000
            5.9100                         .0000
            5.9100                         .0000

      8401164                              .2500
      272,019.73                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8401172                              .2500
      250,670.79                          .0500
            6.9380                         .0000
            6.6880                         .0000
            6.6380                         .0000
            6.6380                         .0000
1



      8401178                              .2500
      180,293.67                          .0500
            6.4300                         .0000
            6.1800                         .0000
            6.1300                         .0000
            6.1300                         .0000

      8401184                              .2500
       63,672.10                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8401216                              .2500
      188,108.97                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8401228                              .2500
       71,149.11                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8401230                              .2500
       77,139.05                          .0500
            7.6800                         .0000
            7.4300                         .0000
            7.3800                         .0000
            7.3800                         .0000

      8401240                              .2500
       64,506.20                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8401294                              .2500
      253,000.16                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8401312                              .2500
      110,075.99                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8401314                              .2500
      194,489.52                          .0500
            6.7100                         .0000
            6.4600                         .0000
            6.4100                         .0000
            6.4100                         .0000

      8401320                              .2500
      265,114.46                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8401378                              .2500
      116,681.57                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8401392                              .2500
      122,123.30                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8401458                              .2500
      168,002.22                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8401464                              .2500
      139,664.27                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8401466                              .2500
      127,741.92                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8401470                              .2500
      111,345.16                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8401474                              .2500
      138,887.42                          .0500
            8.6900                         .0000
            8.4400                         .0000
            8.3900                         .0000
            8.3900                         .0000

      8401498                              .2500
      167,617.93                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8401512                              .2500
      105,774.09                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8401518                              .2500
       77,983.71                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8401534                              .2500
      143,596.36                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8401568                              .2500
       84,917.63                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8401610                              .2500
      372,305.05                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8401616                              .2500
      130,080.43                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8401650                              .2500
      205,544.65                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8402014                              .2500
      267,338.19                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8402226                              .2500
      217,128.94                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8402240                              .2500
      179,097.70                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8402246                              .2500
      119,712.37                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8402250                              .2500
       78,354.19                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8402282                              .2500
      116,132.94                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8402328                              .2500
      126,071.19                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8402416                              .2500
      171,717.20                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8402516                              .2500
      237,528.72                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8402546                              .2500
       78,717.13                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8402564                              .2500
      131,236.89                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8402602                              .2500
       74,112.10                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8402604                              .2500
      150,018.21                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8402608                              .2500
      143,214.14                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8402616                              .2500
       30,827.86                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8402892                              .2500
      226,117.11                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8402930                              .2500
      123,429.32                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8403088                              .2500
      118,764.75                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8403096                              .2500
      239,044.33                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8403224                              .2500
       68,187.71                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8403254                              .2500
      147,359.71                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8403532                              .2500
      129,961.01                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8403710                              .2500
      169,696.95                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8403742                              .2500
      183,719.10                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8403770                              .2500
      197,830.07                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8403808                              .2500
      212,639.08                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8403824                              .2500
       66,809.92                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8404166                              .2500
      170,733.14                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8404260                              .2500
      129,683.83                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8404512                              .2500
      129,596.89                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8405132                              .2500
      147,070.70                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8405250                              .2500
      110,264.51                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8405264                              .2500
      303,673.51                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8405266                              .2500
      223,762.89                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8405286                              .2500
      139,752.27                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8405348                              .2500
      186,660.98                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8405352                              .2500
      387,386.63                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8405366                              .2500
       96,615.84                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000
1



      8405376                              .2500
      108,004.38                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8405380                              .2500
      110,094.97                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8405386                              .2500
      256,334.44                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8405392                              .2500
      166,894.85                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8405400                              .2500
      308,378.27                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8405406                              .2500
       49,428.11                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8405412                              .2500
      142,082.76                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8405414                              .2500
      103,852.77                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8405448                              .2500
      194,687.20                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8405450                              .2500
      136,744.29                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8405454                              .2500
       89,469.76                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8405508                              .2500
      160,266.93                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8405540                              .2500
      160,803.84                          .0500
            8.4900                         .0000
            8.2400                         .0000
            8.1900                         .0000
            8.1900                         .0000

      8405650                              .2500
      224,620.86                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8405786                              .2500
       65,282.82                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8405948                              .2500
       82,294.56                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8406170                              .2500
      243,535.76                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8406180                              .2500
      284,136.79                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8406220                              .2500
      286,353.42                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8406274                              .2500
      183,646.05                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8406284                              .2500
      127,815.06                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8406306                              .2500
      114,163.10                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8406450                              .2500
      107,463.74                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8406684                              .2500
      210,858.43                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8407246                              .2500
      120,580.99                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8407464                              .2500
      149,684.67                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8407514                              .2500
      222,194.07                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8407550                              .2500
      204,927.80                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8407560                              .2500
       50,386.54                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8407620                              .2500
      145,741.67                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8407666                              .2500
      164,599.62                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8407682                              .2500
       90,813.36                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8407804                              .2500
      205,453.21                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8408132                              .2500
      232,875.72                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8408206                              .2500
      199,160.49                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8408248                              .2500
      297,162.33                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8408256                              .2500
      296,184.22                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8408288                              .2500
      220,897.96                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8408292                              .2500
       92,587.30                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8408406                              .2500
      128,580.97                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8408424                              .2500
      181,973.75                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8408450                              .2500
       42,601.93                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8408472                              .2500
       85,943.91                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8408530                              .2500
      161,021.86                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8408538                              .2500
      169,721.66                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8408570                              .2500
      204,016.18                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8408576                              .2500
      130,328.69                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8408580                              .2500
      204,594.92                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8408932                              .2500
       66,869.38                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000
1



      8409094                              .2500
       80,849.56                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8409122                              .2500
      138,101.47                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8409220                              .2500
      176,139.22                          .0500
            5.8750                         .0000
            5.6250                         .0000
            5.5750                         .0000
            5.5750                         .0000

      8409242                              .2500
      109,747.36                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8409250                              .2500
      165,309.58                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8409258                              .2500
      243,447.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8409324                              .2500
      145,034.45                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000
1



      8409424                              .2500
       82,816.75                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8409428                              .2500
      137,195.42                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8409432                              .2500
      115,827.28                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8409438                              .2500
      176,293.63                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8409468                              .2500
       58,213.20                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8409476                              .2500
      184,148.97                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8409502                              .2500
      181,173.01                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8409506                              .2500
      179,311.90                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8409522                              .2500
      347,427.84                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8409546                              .2500
      107,401.66                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8409552                              .2500
      208,672.93                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8409568                              .2500
      161,684.29                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8411118                              .2500
      190,709.56                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8411146                              .2500
      118,789.44                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8411170                              .2500
      104,389.35                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8411178                              .2500
       64,086.40                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8411234                              .2500
      123,772.81                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8411260                              .2500
       92,587.30                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8411264                              .2500
      298,708.05                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8411268                              .2500
       72,521.28                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8411302                              .2500
      175,895.39                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8411322                              .2500
       41,261.92                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8411324                              .2500
      146,677.07                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8411330                              .2500
      214,646.51                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8411370                              .2500
      127,519.81                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8411380                              .2500
      289,917.69                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8411386                              .2500
       41,646.29                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8411396                              .2500
      104,835.68                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8411408                              .2500
       92,590.15                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8411430                              .2500
      170,492.65                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8411464                              .2500
      261,501.51                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8411480                              .2500
      121,622.15                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8411510                              .2500
      172,636.46                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8411654                              .2500
      211,016.75                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8411848                              .2500
      131,835.32                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      8411850                              .2500
      198,647.89                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8411852                              .2500
      190,320.69                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8411886                              .2500
      200,127.61                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8411888                              .2500
       59,896.39                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8411890                              .2500
      332,381.50                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8411926                              .2500
      124,260.02                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8411934                              .2500
      135,765.14                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8411940                              .2500
      134,349.39                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8411942                              .2500
      124,260.02                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8411950                              .2500
      159,749.11                          .0500
            7.2400                         .0000
            6.9900                         .0000
            6.9400                         .0000
            6.9400                         .0000

      8411952                              .2500
      142,340.72                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8411968                              .2500
       65,452.39                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8411976                              .2500
      109,876.21                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8411982                              .2500
       79,678.18                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8411988                              .2500
      174,006.37                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8411996                              .2500
      132,512.52                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8412000                              .2500
      131,476.55                          .0500
            6.0500                         .0000
            5.8000                         .0000
            5.7500                         .0000
            5.7500                         .0000

      8412006                              .2500
       95,354.23                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8412012                              .2500
      187,201.13                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8412024                              .2500
      147,979.33                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8412034                              .2500
      261,701.89                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8412036                              .2500
       80,626.74                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8412040                              .2500
      131,709.12                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8412046                              .2500
      214,716.39                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8412052                              .2500
      229,657.55                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8412056                              .2500
       91,111.14                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8412058                              .2500
      255,524.52                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8412060                              .2500
      196,490.80                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      8412088                              .2500
       90,612.91                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8412098                              .2500
      169,677.39                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8412102                              .2500
      195,844.30                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8412110                              .2500
       89,859.16                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8412128                              .2500
      281,090.01                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8412130                              .2500
      162,226.18                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8412132                              .2500
       53,108.14                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8412140                              .2500
      133,442.80                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8412152                              .2500
      101,300.14                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8412166                              .2500
       97,646.95                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8412210                              .2500
      138,892.88                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8412338                              .2500
      105,838.18                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8412342                              .2500
       92,525.11                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8412430                              .2500
      146,876.60                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8412612                              .2500
      150,645.71                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8412662                              .2500
      109,926.76                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8412674                              .2500
      122,807.52                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8412716                              .2500
      196,315.01                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8412726                              .2500
      143,985.29                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8412770                              .2500
      159,183.93                          .0500
            8.2000                         .0000
            7.9500                         .0000
            7.9000                         .0000
            7.9000                         .0000

      8412790                              .2500
      251,186.73                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8412800                              .2500
      194,646.49                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8412822                              .2500
       97,186.41                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8412826                              .2500
      100,788.08                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8412828                              .2500
      140,624.11                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8412872                              .2500
      220,960.50                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8412876                              .2500
      149,166.92                          .0500
            5.8750                         .0000
            5.6250                         .0000
            5.5750                         .0000
            5.5750                         .0000

      8412880                              .2500
      131,766.44                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8412888                              .2500
      115,018.47                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8412902                              .2500
      102,834.82                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8412908                              .2500
       72,371.71                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8412914                              .2500
      136,645.73                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8412928                              .2500
      116,434.58                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8412932                              .2500
      235,387.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8412938                              .2500
      118,309.64                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000
1



      8413080                              .2500
      128,510.87                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8413088                              .2500
       84,261.22                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8413134                              .2500
       89,784.95                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8413136                              .2500
      108,755.81                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8413152                              .2500
      132,757.30                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8413286                              .2500
      123,522.64                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8413288                              .2500
      201,867.55                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8413294                              .2500
      189,668.96                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8413776                              .2500
      139,736.21                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8413814                              .2500
      139,930.68                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8413834                              .2500
       63,892.17                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8413850                              .2500
      192,405.84                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8413878                              .2500
      179,130.85                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8413900                              .2500
       48,034.41                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8413916                              .2500
      270,028.99                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8413960                              .2500
      108,815.32                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8413980                              .2500
      116,054.12                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8413982                              .2500
       66,847.79                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8413992                              .2500
      117,796.23                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8414006                              .2500
       97,605.78                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8414026                              .2500
      192,315.98                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8414048                              .2500
      115,172.36                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8414056                              .2500
      174,790.19                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8414070                              .2500
      103,610.35                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8414074                              .2500
       38,453.49                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8414090                              .2500
      130,538.92                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8414140                              .2500
       99,831.50                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8414162                              .2500
      136,557.79                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8414168                              .2500
      230,681.01                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8414218                              .2500
      225,180.99                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8414224                              .2500
      154,768.15                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8414228                              .2500
       45,422.59                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8414236                              .2500
      178,633.65                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8414240                              .2500
      165,962.93                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8414244                              .2500
       76,467.36                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8414270                              .2500
      149,173.01                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8414274                              .2500
       42,422.95                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8414284                              .2500
      213,673.34                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8414296                              .2500
      176,723.02                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8414302                              .2500
      319,419.86                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8414326                              .2500
      149,035.65                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8414334                              .2500
      153,065.98                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8414338                              .2500
       87,577.05                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8414340                              .2500
      143,103.01                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8414366                              .2500
      339,152.78                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8414382                              .2500
      299,469.18                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8414384                              .2500
      126,438.65                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8414412                              .2500
      163,895.03                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8414416                              .2500
      149,782.19                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8414570                              .2500
      161,549.42                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8414812                              .2500
      183,367.06                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8414816                              .2500
      154,959.45                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8414820                              .2500
      190,166.42                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8414826                              .2500
      127,675.54                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8414846                              .2500
      129,126.62                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8414848                              .2500
      138,859.80                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8414858                              .2500
      133,281.09                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8414866                              .2500
      109,800.58                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8414948                              .2500
      113,493.88                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8414980                              .2500
      130,551.37                          .0500
            6.0500                         .0000
            5.8000                         .0000
            5.7500                         .0000
            5.7500                         .0000

      8414992                              .2500
      164,700.87                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8415008                              .2500
      124,250.35                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8415016                              .2500
       97,703.42                          .0500
            7.4700                         .0000
            7.2200                         .0000
            7.1700                         .0000
            7.1700                         .0000
1



      8415022                              .2500
       49,917.80                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8415026                              .2500
      111,992.16                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8415028                              .2500
      110,059.18                          .0500
            7.9200                         .0000
            7.6700                         .0000
            7.6200                         .0000
            7.6200                         .0000

      8415040                              .2500
      122,586.68                          .0500
            6.7200                         .0000
            6.4700                         .0000
            6.4200                         .0000
            6.4200                         .0000

      8415086                              .2500
      151,788.78                          .0500
            5.8700                         .0000
            5.6200                         .0000
            5.5700                         .0000
            5.5700                         .0000

      8415180                              .2500
      193,658.12                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8415220                              .2500
      192,233.55                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000
1



      8415232                              .2500
       46,295.06                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8415264                              .2500
       90,795.20                          .0500
            6.8300                         .0000
            6.5800                         .0000
            6.5300                         .0000
            6.5300                         .0000

      8415286                              .2500
      133,710.37                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8415294                              .2500
       92,779.14                          .0500
            8.1700                         .0000
            7.9200                         .0000
            7.8700                         .0000
            7.8700                         .0000

      8415304                              .2500
      223,910.37                          .0500
            6.7200                         .0000
            6.4700                         .0000
            6.4200                         .0000
            6.4200                         .0000

      8415306                              .2500
      131,808.31                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8415320                              .2500
      144,499.53                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8415326                              .2500
       79,697.32                          .0500
            7.1400                         .0000
            6.8900                         .0000
            6.8400                         .0000
            6.8400                         .0000

      8415336                              .2500
       74,773.78                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8415342                              .2500
      278,594.70                          .0500
            7.4300                         .0000
            7.1800                         .0000
            7.1300                         .0000
            7.1300                         .0000

      8415348                              .2500
      198,596.76                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8415350                              .2500
       71,495.69                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8415354                              .2500
      112,066.19                          .0500
            7.6000                         .0000
            7.3500                         .0000
            7.3000                         .0000
            7.3000                         .0000

      8415362                              .2500
      138,236.48                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000
1



      8415402                              .2500
      203,539.21                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8415410                              .2500
      160,439.73                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8415430                              .2500
      119,098.88                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8415498                              .2500
      132,770.33                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8415504                              .2500
      159,153.06                          .0500
            6.7200                         .0000
            6.4700                         .0000
            6.4200                         .0000
            6.4200                         .0000

      8415510                              .2500
      128,526.70                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8415514                              .2500
      109,918.72                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8415522                              .2500
      156,341.81                          .0500
            7.8300                         .0000
            7.5800                         .0000
            7.5300                         .0000
            7.5300                         .0000

      8415526                              .2500
      137,262.57                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8415528                              .2500
      128,004.30                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8415570                              .2500
      183,601.42                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8415574                              .2500
      120,363.47                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8415580                              .2500
      136,786.83                          .0500
            7.5200                         .0000
            7.2700                         .0000
            7.2200                         .0000
            7.2200                         .0000

      8415588                              .2500
       88,718.25                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8415594                              .2500
      176,617.61                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8415596                              .2500
       84,870.26                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8415602                              .2500
      126,970.72                          .0500
            6.5300                         .0000
            6.2800                         .0000
            6.2300                         .0000
            6.2300                         .0000

      8415632                              .2500
      221,464.23                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8415670                              .2500
      149,753.38                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8415678                              .2500
      154,255.31                          .0500
            7.1900                         .0000
            6.9400                         .0000
            6.8900                         .0000
            6.8900                         .0000

      8415724                              .2500
      162,904.12                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8415818                              .2500
      133,526.59                          .0500
            6.9200                         .0000
            6.6700                         .0000
            6.6200                         .0000
            6.6200                         .0000

      8415872                              .2500
      150,739.26                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8415896                              .2500
      256,224.68                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8415930                              .2500
       82,520.65                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8415978                              .2500
       95,870.75                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8416100                              .2500
      277,097.03                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8417694                              .2500
       54,896.97                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8418206                              .2500
      114,042.30                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8418210                              .2500
      113,160.59                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8418226                              .2500
      102,343.54                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8418228                              .2500
      163,805.64                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8418258                              .2500
      135,621.08                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8418262                              .2500
      179,781.15                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8418264                              .2500
      163,800.59                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      8418270                              .2500
      142,027.11                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8418286                              .2500
      139,820.85                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8418302                              .2500
      177,170.33                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8418314                              .2500
      344,159.60                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8418342                              .2500
      121,599.74                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8418346                              .2500
      162,671.30                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8418354                              .2500
      262,246.37                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8418356                              .2500
       59,648.80                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8418414                              .2500
       87,622.03                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8418502                              .2500
      181,071.14                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8418536                              .2500
      138,741.83                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8418556                              .2500
      160,194.62                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8418572                              .2500
      275,089.80                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8418594                              .2500
      149,453.46                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8418700                              .2500
       84,805.73                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8418724                              .2500
      160,179.64                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8418726                              .2500
      172,818.56                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8418734                              .2500
       92,347.92                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8418752                              .2500
      147,695.39                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8418774                              .2500
      127,391.97                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8418790                              .2500
       86,838.41                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8418800                              .2500
      354,106.87                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8418808                              .2500
      144,135.67                          .0500
            6.4500                         .0000
            6.2000                         .0000
            6.1500                         .0000
            6.1500                         .0000

      8418826                              .2500
       89,728.48                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8419106                              .2500
       69,230.25                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8419128                              .2500
      130,856.51                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8419164                              .2500
       51,428.89                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8419166                              .2500
      288,524.84                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8419192                              .2500
      130,782.19                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8419196                              .2500
      127,066.99                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8419208                              .2500
       96,748.36                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8419224                              .2500
      215,553.51                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8419266                              .2500
      122,797.77                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8419286                              .2500
      191,674.51                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8419310                              .2500
      120,316.06                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8419374                              .2500
      126,205.57                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8419396                              .2500
       94,784.64                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8419400                              .2500
       57,526.29                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8419408                              .2500
      212,482.45                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8419432                              .2500
      189,042.59                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8419490                              .2500
      132,770.33                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8419510                              .2500
      190,154.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8419524                              .2500
      192,365.81                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8419556                              .2500
      187,688.83                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8419594                              .2500
      155,723.96                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8419648                              .2500
      155,684.70                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8419688                              .2500
      299,469.18                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8419696                              .2500
      109,811.55                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8419726                              .2500
      195,370.24                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8419738                              .2500
      113,439.85                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8419788                              .2500
      116,782.69                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8419804                              .2500
      165,007.96                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8419892                              .2500
       98,829.06                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8419900                              .2500
      109,664.89                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8419968                              .2500
       91,888.14                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8420024                              .2500
      176,902.73                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8420056                              .2500
      227,291.08                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8420064                              .2500
       97,783.97                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8420084                              .2500
      108,966.07                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8420170                              .2500
      125,503.24                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8420518                              .2500
      241,161.99                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8420570                              .2500
      121,126.67                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8420574                              .2500
       82,209.76                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000
1



      8420650                              .2500
      118,609.43                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8420658                              .2500
      129,132.04                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8420662                              .2500
       60,692.22                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8420666                              .2500
      251,575.35                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8420690                              .2500
      125,801.83                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8420708                              .2500
      158,156.07                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8420812                              .2500
      235,003.34                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8420854                              .2500
      219,476.08                          .0500
            7.2700                         .0000
            7.0200                         .0000
            6.9700                         .0000
            6.9700                         .0000

      8420860                              .2500
       63,144.23                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8420900                              .2500
       70,031.76                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8420906                              .2500
      244,766.14                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8420910                              .2500
       83,013.28                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8420912                              .2500
      124,268.76                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8420978                              .2500
      244,167.20                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8420980                              .2500
       98,079.06                          .0500
            6.7400                         .0000
            6.4900                         .0000
            6.4400                         .0000
            6.4400                         .0000

      8421226                              .2500
      103,841.25                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8421384                              .2500
       62,903.79                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8421392                              .2500
      259,517.10                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8421576                              .2500
       72,368.56                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8421618                              .2500
      133,695.42                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8421620                              .2500
       37,368.16                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8421928                              .2500
      158,348.14                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8421934                              .2500
       42,947.72                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8422084                              .2500
      118,799.47                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8422274                              .2500
      190,191.14                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8422328                              .2500
      144,000.87                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8422400                              .2500
       90,501.63                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8422430                              .2500
      192,514.47                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      8422442                              .2500
      143,884.67                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8422494                              .2500
      136,291.62                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8423058                              .2500
      307,321.18                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8423072                              .2500
      325,800.07                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8423082                              .2500
      166,747.15                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8423110                              .2500
      257,021.75                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8423116                              .2500
       50,271.20                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8423124                              .2500
      158,371.77                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8423176                              .2500
      100,789.71                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8423196                              .2500
      152,735.79                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8423232                              .2500
       85,369.48                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8423248                              .2500
      211,094.39                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8423272                              .2500
      151,121.92                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8423292                              .2500
      125,482.05                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8423338                              .2500
      129,758.56                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8423346                              .2500
      229,592.67                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8423350                              .2500
       87,329.39                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8423412                              .2500
      384,611.99                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8423416                              .2500
      114,633.29                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8423556                              .2500
       37,948.83                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8423562                              .2500
      154,738.81                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8423612                              .2500
      136,504.41                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8423614                              .2500
      352,519.45                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8423662                              .2500
      180,100.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8423688                              .2500
      132,434.58                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8423766                              .2500
       91,356.81                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8423866                              .2500
      252,001.54                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8424054                              .2500
      204,584.69                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8424090                              .2500
      181,023.29                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8424100                              .2500
       70,627.84                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8424104                              .2500
      220,962.17                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8424110                              .2500
      473,140.68                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8424138                              .2500
      172,307.34                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8424276                              .2500
       74,651.59                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8424792                              .2500
      149,740.97                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8425152                              .2500
      118,044.84                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8425170                              .2500
      238,194.79                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8425332                              .2500
      202,649.47                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8425462                              .2500
       74,380.49                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8425494                              .2500
      275,880.53                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8425528                              .2500
      112,178.48                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8425766                              .2500
      133,732.96                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      8425900                              .2500
      162,557.60                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8425926                              .2500
      191,983.82                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8425996                              .2500
      286,921.78                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8426010                              .2500
      173,727.70                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8426056                              .2500
      173,307.47                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8426144                              .2500
      127,167.05                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8426208                              .2500
      118,699.97                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000
1



      8426258                              .2500
      146,379.40                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8426318                              .2500
      204,146.87                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8426344                              .2500
      312,986.50                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8426366                              .2500
      182,699.13                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8426368                              .2500
      135,798.89                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8426376                              .2500
      211,615.67                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8426452                              .2500
      296,269.16                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8426462                              .2500
      153,394.37                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8426502                              .2500
       96,705.25                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8426526                              .2500
      140,157.38                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8426546                              .2500
      144,743.42                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8426576                              .2500
      221,098.44                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8426580                              .2500
       82,267.81                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8426596                              .2500
      159,379.76                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8426602                              .2500
      197,730.26                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8426648                              .2500
      170,850.06                          .0500
            5.8750                         .0000
            5.6250                         .0000
            5.5750                         .0000
            5.5750                         .0000

      8426688                              .2500
      238,563.12                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8426702                              .2500
      174,193.32                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8426736                              .2500
      188,349.53                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8427460                              .2500
      149,565.58                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8427562                              .2500
      214,655.12                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8427566                              .2500
      397,648.85                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8427578                              .2500
      142,253.93                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8427584                              .2500
      123,396.79                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8427694                              .2500
      453,695.80                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8427728                              .2500
      169,691.79                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8427740                              .2500
       82,774.67                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8427772                              .2500
       36,688.08                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8427780                              .2500
      109,814.65                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8427786                              .2500
      375,449.11                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8427852                              .2500
      581,418.12                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8427866                              .2500
      205,708.28                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8427880                              .2500
      367,151.30                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8427886                              .2500
      189,687.61                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8427898                              .2500
      127,279.84                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8427910                              .2500
      102,874.76                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8427912                              .2500
      132,055.73                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8427960                              .2500
       74,092.26                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8427968                              .2500
      200,605.79                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8427980                              .2500
      219,680.52                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8428010                              .2500
      132,938.98                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8428134                              .2500
      137,159.23                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000
1



      8428142                              .2500
      131,021.55                          .0500
            7.9500                         .0000
            7.7000                         .0000
            7.6500                         .0000
            7.6500                         .0000

      8428180                              .2500
      143,275.44                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8428192                              .2500
      119,642.86                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8428220                              .2500
      298,142.31                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8428348                              .2500
      220,608.95                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8428834                              .2500
      111,232.26                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8429208                              .2500
      210,127.53                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8429218                              .2500
      144,826.71                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8429224                              .2500
      254,537.71                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8429248                              .2500
      193,257.44                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8429252                              .2500
      189,695.21                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8429298                              .2500
      394,301.08                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8429326                              .2500
      109,056.69                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8429340                              .2500
      251,575.37                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8429348                              .2500
      107,318.86                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8429374                              .2500
       56,910.81                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8429412                              .2500
      150,250.53                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8429418                              .2500
       91,345.82                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8429446                              .2500
      227,201.36                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8429464                              .2500
      290,541.75                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8429530                              .2500
      136,271.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8429532                              .2500
      131,015.35                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8429548                              .2500
      218,405.54                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8429606                              .2500
      213,696.95                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8429686                              .2500
      237,109.52                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8429698                              .2500
      123,316.13                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8429734                              .2500
       66,336.83                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8429736                              .2500
      359,436.62                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8430370                              .2500
      151,360.37                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8430380                              .2500
      139,873.43                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8430410                              .2500
      178,304.20                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8430422                              .2500
      294,510.57                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8430436                              .2500
      186,881.62                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8430476                              .2500
      185,027.93                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8430486                              .2500
      218,082.67                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8430490                              .2500
      226,270.94                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8430500                              .2500
       96,669.67                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8430530                              .2500
      203,872.45                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8430536                              .2500
      149,143.76                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8430544                              .2500
      124,444.44                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8430582                              .2500
      329,687.90                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8430600                              .2500
       64,174.26                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8430626                              .2500
      131,982.49                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8430642                              .2500
      308,896.84                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8430664                              .2500
       88,335.64                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8430730                              .2500
      142,253.93                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8430886                              .2500
      143,876.93                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8430900                              .2500
      247,592.23                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8430936                              .2500
      119,707.67                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8430944                              .2500
      228,235.29                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8430954                              .2500
       82,252.13                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8430978                              .2500
      134,691.24                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8430984                              .2500
       61,870.52                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8430986                              .2500
      152,070.76                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8430990                              .2500
      153,333.23                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8431012                              .2500
      208,281.54                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8431014                              .2500
      147,428.91                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8431018                              .2500
      178,698.36                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8431204                              .2500
      105,721.55                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8431210                              .2500
      138,837.75                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8431220                              .2500
      201,633.79                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8431252                              .2500
      187,160.08                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8431292                              .2500
      112,186.84                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8431388                              .2500
      185,701.63                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8431588                              .2500
      185,156.62                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8431852                              .2500
      110,996.41                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8432172                              .2500
      104,913.76                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8432238                              .2500
       84,293.13                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8432450                              .2500
       94,121.28                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8432620                              .2500
       67,873.62                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8432658                              .2500
      163,973.23                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8432686                              .2500
      189,602.26                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8432690                              .2500
       86,973.57                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8432700                              .2500
      218,666.14                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8432730                              .2500
      186,855.78                          .0500
            7.2400                         .0000
            6.9900                         .0000
            6.9400                         .0000
            6.9400                         .0000

      8432734                              .2500
      139,846.01                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8432736                              .2500
      188,882.12                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8432742                              .2500
      125,677.23                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8432766                              .2500
      101,884.32                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8432782                              .2500
       76,252.95                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8432808                              .2500
      157,264.55                          .0500
            7.4800                         .0000
            7.2300                         .0000
            7.1800                         .0000
            7.1800                         .0000

      8432816                              .2500
      215,756.70                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8432822                              .2500
      287,414.87                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8432830                              .2500
      160,727.37                          .0500
            6.8500                         .0000
            6.6000                         .0000
            6.5500                         .0000
            6.5500                         .0000
1



      8432896                              .2500
      138,872.05                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8432900                              .2500
      170,951.40                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8432928                              .2500
       99,592.47                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8432930                              .2500
      285,357.37                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8432940                              .2500
      185,637.31                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8432944                              .2500
      162,675.05                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8432946                              .2500
       61,621.98                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      8432980                              .2500
      166,751.35                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8432986                              .2500
      113,798.30                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8432990                              .2500
       59,794.01                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8432994                              .2500
      212,619.51                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8432998                              .2500
      230,507.73                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8433006                              .2500
       71,817.48                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8433010                              .2500
      117,504.02                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8433014                              .2500
      180,996.08                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8433018                              .2500
       60,697.55                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8433022                              .2500
      139,686.45                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8433026                              .2500
      116,308.45                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8433032                              .2500
      149,647.40                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8433036                              .2500
      148,273.32                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8433136                              .2500
      234,473.94                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8433168                              .2500
      168,048.89                          .0500
            6.4850                         .0000
            6.2350                         .0000
            6.1850                         .0000
            6.1850                         .0000

      8433210                              .2500
      146,752.29                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8433214                              .2500
      103,628.39                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8433246                              .2500
      205,693.28                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8433290                              .2500
      120,355.77                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8433292                              .2500
      179,681.50                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8433294                              .2500
      162,477.64                          .0500
            7.1000                         .0000
            6.8500                         .0000
            6.8000                         .0000
            6.8000                         .0000
1



      8433300                              .2500
       92,846.79                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8433306                              .2500
      150,146.84                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8433308                              .2500
      124,673.57                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8433312                              .2500
       91,457.82                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8433316                              .2500
      304,471.84                          .0500
            7.2400                         .0000
            6.9900                         .0000
            6.9400                         .0000
            6.9400                         .0000

      8433332                              .2500
       92,987.15                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8433338                              .2500
      111,678.59                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8433346                              .2500
       57,650.26                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8433358                              .2500
      257,332.62                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8433364                              .2500
      143,189.94                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8433366                              .2500
       76,440.17                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8433378                              .2500
      104,407.77                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8433388                              .2500
      371,740.25                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8433408                              .2500
      121,725.22                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8433456                              .2500
      162,689.87                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8433470                              .2500
      173,691.01                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8433494                              .2500
      139,739.97                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8434144                              .2500
      145,019.11                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8434168                              .2500
      178,061.03                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8434200                              .2500
      127,125.74                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8434254                              .2500
       89,262.25                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8434336                              .2500
       71,859.48                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8434450                              .2500
      143,002.63                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8434474                              .2500
       89,486.27                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8434618                              .2500
      107,813.50                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8434762                              .2500
      180,352.05                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8434802                              .2500
       87,031.56                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8435062                              .2500
      181,123.92                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8435572                              .2500
      166,629.59                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8436540                              .2500
       61,650.95                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8436546                              .2500
      148,003.89                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8436576                              .2500
       61,650.95                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8436586                              .2500
       61,650.95                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8436608                              .2500
      140,065.30                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8436638                              .2500
       61,650.95                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8436670                              .2500
      176,816.54                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8436714                              .2500
      114,329.52                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8436862                              .2500
       52,170.24                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8436886                              .2500
       69,795.93                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8437012                              .2500
      229,648.91                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8437404                              .2500
      136,258.48                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8437572                              .2500
      145,288.71                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8438876                              .2500
      250,276.86                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8438884                              .2500
       60,690.31                          .0500
            8.1300                         .0000
            7.8800                         .0000
            7.8300                         .0000
            7.8300                         .0000

      8438892                              .2500
       53,919.59                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8438948                              .2500
      116,530.52                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8439206                              .2500
      159,014.16                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8439430                              .2500
      179,492.35                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8439468                              .2500
      166,669.53                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8439556                              .2500
      113,194.40                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8439564                              .2500
      135,640.78                          .0500
            6.4400                         .0000
            6.1900                         .0000
            6.1400                         .0000
            6.1400                         .0000

      8439656                              .2500
      105,842.17                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8439674                              .2500
      168,236.31                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8439698                              .2500
       82,161.70                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8439750                              .2500
      296,220.80                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8439754                              .2500
       97,213.80                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8439770                              .2500
       80,866.81                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8439772                              .2500
       96,149.29                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8439774                              .2500
       91,549.66                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8439808                              .2500
      245,086.32                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8439816                              .2500
      147,073.30                          .0500
            7.5600                         .0000
            7.3100                         .0000
            7.2600                         .0000
            7.2600                         .0000

      8439820                              .2500
      391,287.25                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8439858                              .2500
      270,346.95                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8439894                              .2500
      125,099.39                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8439906                              .2500
       99,735.74                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8439932                              .2500
       82,292.14                          .0500
            8.1400                         .0000
            7.8900                         .0000
            7.8400                         .0000
            7.8400                         .0000

      8439968                              .2500
      157,758.80                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8439978                              .2500
      200,942.52                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8439980                              .2500
      157,755.82                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8439984                              .2500
      163,529.54                          .0500
            7.5700                         .0000
            7.3200                         .0000
            7.2700                         .0000
            7.2700                         .0000
1



      8440092                              .2500
       50,630.74                          .0500
            6.7700                         .0000
            6.5200                         .0000
            6.4700                         .0000
            6.4700                         .0000

      8440110                              .2500
      172,537.04                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8440128                              .2500
       95,126.49                          .0500
            7.2700                         .0000
            7.0200                         .0000
            6.9700                         .0000
            6.9700                         .0000

      8440178                              .2500
      158,197.29                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8440528                              .2500
      121,599.74                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8440580                              .2500
      174,533.14                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8440586                              .2500
       87,668.08                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8440590                              .2500
      126,277.43                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8440604                              .2500
      148,202.99                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8440632                              .2500
      128,380.89                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8440660                              .2500
      151,500.73                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8440694                              .2500
       71,024.68                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8440724                              .2500
      140,209.94                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8440768                              .2500
      146,840.61                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8440786                              .2500
      165,549.42                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8440832                              .2500
      197,521.28                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8440842                              .2500
      154,281.20                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8440844                              .2500
      118,657.37                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8440846                              .2500
      132,785.57                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8440856                              .2500
       95,202.50                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8440860                              .2500
       89,494.31                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8440862                              .2500
      120,893.24                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8440906                              .2500
       92,511.24                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8440912                              .2500
      213,685.30                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8440972                              .2500
       84,921.65                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8440986                              .2500
      164,480.81                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8441034                              .2500
      215,825.96                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8441132                              .2500
      182,883.65                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8441166                              .2500
      234,641.26                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8441186                              .2500
      227,668.91                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8441188                              .2500
      308,014.09                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8441206                              .2500
       92,292.39                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8441210                              .2500
      121,799.41                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8441212                              .2500
      269,859.87                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8441238                              .2500
      124,240.29                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8441242                              .2500
      176,868.64                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8441422                              .2500
       68,491.29                          .0500
            6.7400                         .0000
            6.4900                         .0000
            6.4400                         .0000
            6.4400                         .0000

      8441436                              .2500
      285,053.23                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8441450                              .2500
      142,967.25                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8441494                              .2500
       92,543.80                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8441586                              .2500
      169,726.91                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8441630                              .2500
      144,704.91                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000
1



      8441636                              .2500
      242,136.30                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8441656                              .2500
       96,324.90                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8441668                              .2500
      395,704.90                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8441764                              .2500
      126,366.22                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8441970                              .2500
      239,033.25                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8442158                              .2500
      181,969.49                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8442522                              .2500
       69,283.05                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8442816                              .2500
      275,361.66                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8442848                              .2500
      171,286.07                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8442872                              .2500
       74,440.85                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8442950                              .2500
      197,632.26                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8443010                              .2500
       74,757.49                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8443056                              .2500
       92,642.38                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8443092                              .2500
      107,833.46                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8443098                              .2500
      159,541.10                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8443260                              .2500
      261,862.03                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8444050                              .2500
      197,608.18                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8444158                              .2500
      208,680.96                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8444168                              .2500
      336,495.83                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8444170                              .2500
       82,286.21                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8444206                              .2500
      272,493.67                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8444416                              .2500
      291,358.21                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8444606                              .2500
      138,803.16                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8444720                              .2500
       42,631.50                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8444782                              .2500
      160,330.87                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8444956                              .2500
      144,775.24                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8445088                              .2500
      128,957.70                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8445298                              .2500
       85,807.34                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8445410                              .2500
      177,250.81                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8445414                              .2500
       99,267.80                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8445426                              .2500
       77,870.69                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8445436                              .2500
      155,263.07                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8445610                              .2500
      157,151.22                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8446048                              .2500
      152,753.46                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8446062                              .2500
      206,556.21                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8447008                              .2500
      259,534.94                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8447018                              .2500
      263,246.46                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8447030                              .2500
      128,028.54                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8447062                              .2500
       97,676.26                          .0500
            7.4000                         .0000
            7.1500                         .0000
            7.1000                         .0000
            7.1000                         .0000

      8447078                              .2500
      217,706.47                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8447230                              .2500
      211,808.35                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8447276                              .2500
      161,612.04                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      8447552                              .2500
      131,917.95                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8447906                              .2500
      154,276.77                          .0500
            7.6500                         .0000
            7.4000                         .0000
            7.3500                         .0000
            7.3500                         .0000

      8447942                              .2500
       59,944.43                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8447962                              .2500
      150,660.33                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8448016                              .2500
      194,823.44                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8448046                              .2500
       97,589.41                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8448068                              .2500
      299,765.97                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8448070                              .2500
      212,632.20                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8448072                              .2500
      102,531.13                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8448088                              .2500
       94,687.90                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8448106                              .2500
      203,813.24                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8448110                              .2500
      244,773.08                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8448166                              .2500
      308,733.96                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8448232                              .2500
      207,765.92                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      8448244                              .2500
      258,614.44                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8448248                              .2500
       79,541.46                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8448250                              .2500
       78,307.52                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8448252                              .2500
       67,581.77                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8448258                              .2500
       74,605.71                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8448332                              .2500
      155,868.94                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8448408                              .2500
      142,374.28                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8448448                              .2500
       44,585.16                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8448478                              .2500
      147,738.10                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8448578                              .2500
      226,662.01                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8448616                              .2500
      102,830.65                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8448714                              .2500
      185,849.72                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8448772                              .2500
      249,546.75                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8448774                              .2500
      128,394.45                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000
1



      8448788                              .2500
       81,429.83                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8448818                              .2500
      143,384.22                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8448828                              .2500
      198,764.18                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8448848                              .2500
      118,809.10                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8448976                              .2500
      131,293.13                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8449008                              .2500
      254,830.26                          .0500
            6.9990                         .0000
            6.7490                         .0000
            6.6990                         .0000
            6.6990                         .0000

      8449024                              .2500
      261,885.78                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8449046                              .2500
      286,524.67                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8449054                              .2500
       65,899.25                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8449168                              .2500
      119,849.09                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8449170                              .2500
      252,143.15                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8449172                              .2500
      162,239.33                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8449174                              .2500
      240,354.15                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8449176                              .2500
      122,712.39                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8449178                              .2500
       66,809.97                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8449186                              .2500
      270,520.50                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8449188                              .2500
       81,201.91                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8449190                              .2500
      262,598.51                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8449208                              .2500
      172,003.52                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8449210                              .2500
      134,426.84                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8449212                              .2500
      122,288.47                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8449224                              .2500
      134,774.18                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8449228                              .2500
      123,358.38                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8449246                              .2500
      136,729.22                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8449248                              .2500
      209,893.18                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8449250                              .2500
      172,355.57                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8449384                              .2500
      157,489.85                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8449414                              .2500
       92,481.50                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      8449456                              .2500
      218,034.56                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8449462                              .2500
      196,657.12                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8449488                              .2500
       63,497.99                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8449490                              .2500
       99,670.24                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8449530                              .2500
      181,562.15                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8449542                              .2500
      209,563.28                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8449560                              .2500
      151,201.25                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000
1



      8449576                              .2500
      210,914.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8449688                              .2500
      196,625.19                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8449728                              .2500
      159,623.88                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8449756                              .2500
       57,650.26                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8449772                              .2500
      160,360.36                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8449846                              .2500
      164,741.80                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8449848                              .2500
      406,279.84                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8449852                              .2500
      127,095.80                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8449928                              .2500
      274,014.75                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8450890                              .2500
      164,689.19                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8451132                              .2500
      283,001.47                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8451142                              .2500
      319,326.47                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8451166                              .2500
      116,248.48                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8451188                              .2500
       64,748.19                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8451214                              .2500
       76,160.89                          .0500
            7.2800                         .0000
            7.0300                         .0000
            6.9800                         .0000
            6.9800                         .0000

      8451294                              .2500
      235,966.81                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8451492                              .2500
      129,690.68                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8451494                              .2500
       88,932.28                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8451502                              .2500
       74,920.41                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8451574                              .2500
      153,727.51                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8451578                              .2500
       84,935.33                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8451648                              .2500
      104,403.22                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8451656                              .2500
       44,616.02                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8451660                              .2500
      128,630.75                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8451670                              .2500
      256,513.90                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8451742                              .2500
       77,823.04                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8451744                              .2500
       96,418.92                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8451758                              .2500
      144,114.87                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000
1



      8451796                              .2500
      134,378.41                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8451934                              .2500
      123,453.53                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8451972                              .2500
      208,876.61                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8452016                              .2500
      127,630.03                          .0500
            7.7600                         .0000
            7.5100                         .0000
            7.4600                         .0000
            7.4600                         .0000

      8452034                              .2500
      124,784.15                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8452050                              .2500
       77,183.48                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8452168                              .2500
      156,431.16                          .0500
            6.9800                         .0000
            6.7300                         .0000
            6.6800                         .0000
            6.6800                         .0000
1



      8452286                              .2500
      163,477.83                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8452320                              .2500
       87,490.89                          .0500
            7.9700                         .0000
            7.7200                         .0000
            7.6700                         .0000
            7.6700                         .0000

      8452638                              .2500
      262,189.34                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8452654                              .2500
      179,406.42                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8452660                              .2500
      170,745.39                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8452664                              .2500
      101,395.84                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8452706                              .2500
      194,098.20                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8452726                              .2500
      134,788.74                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8452766                              .2500
      117,430.47                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8452778                              .2500
      100,356.93                          .0500
            7.9500                         .0000
            7.7000                         .0000
            7.6500                         .0000
            7.6500                         .0000

      8452806                              .2500
      162,806.83                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8452808                              .2500
      120,700.82                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8452896                              .2500
      129,770.88                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8452902                              .2500
      213,833.06                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8453154                              .2500
       93,428.86                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8453480                              .2500
      212,170.30                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8453678                              .2500
       56,913.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8453768                              .2500
      168,728.90                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8453820                              .2500
      113,226.89                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8453852                              .2500
      228,776.25                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8453862                              .2500
      112,255.61                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8453878                              .2500
       80,510.73                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8453886                              .2500
      117,593.60                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8453946                              .2500
      211,803.65                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8453954                              .2500
      153,870.61                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8453956                              .2500
      136,815.17                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8453970                              .2500
      101,765.69                          .0500
            6.9500                         .0000
            6.7000                         .0000
            6.6500                         .0000
            6.6500                         .0000

      8454006                              .2500
      225,472.10                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8454014                              .2500
      297,730.61                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8454018                              .2500
      123,805.72                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8454048                              .2500
       45,373.40                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8454064                              .2500
      201,965.22                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8454100                              .2500
      107,835.13                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8454128                              .2500
      160,380.89                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8454140                              .2500
      124,818.47                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8454172                              .2500
      181,859.91                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8454174                              .2500
      109,814.65                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8454182                              .2500
      164,693.53                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8454188                              .2500
      155,703.19                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8454232                              .2500
      154,269.96                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8454238                              .2500
      278,667.97                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8454286                              .2500
       95,830.13                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8454406                              .2500
      284,777.68                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8454440                              .2500
      175,386.85                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8454444                              .2500
      254,462.84                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8454466                              .2500
      164,788.85                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8454506                              .2500
      147,556.99                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8454598                              .2500
      118,245.47                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8454658                              .2500
      163,330.48                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000
1



      8454666                              .2500
      127,823.24                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8454732                              .2500
      109,663.46                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8454740                              .2500
      153,074.18                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8454786                              .2500
       93,971.26                          .0500
            6.7400                         .0000
            6.4900                         .0000
            6.4400                         .0000
            6.4400                         .0000

      8454874                              .2500
      207,031.37                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8455058                              .2500
       74,876.68                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8455180                              .2500
       74,383.41                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8455310                              .2500
       65,794.85                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8455436                              .2500
      204,158.10                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8455732                              .2500
      174,957.37                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8455806                              .2500
      196,683.98                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8455846                              .2500
      161,906.58                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8455848                              .2500
      176,847.61                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8455886                              .2500
       86,417.48                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000
1



      8456366                              .2500
      179,815.55                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8456382                              .2500
       85,444.51                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      8456384                              .2500
       41,154.83                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      8456414                              .2500
      126,151.29                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8456416                              .2500
       78,866.88                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8456428                              .2500
      243,366.21                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8456442                              .2500
      126,241.22                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8456446                              .2500
      222,293.92                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8456460                              .2500
       89,926.23                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8456538                              .2500
      145,221.76                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8456566                              .2500
      131,706.98                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8456662                              .2500
      122,479.03                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8456666                              .2500
      129,612.93                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8456724                              .2500
      197,512.42                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000
1



      8456754                              .2500
       64,907.95                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8456778                              .2500
       86,437.40                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8456790                              .2500
       60,713.71                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8456804                              .2500
      124,889.71                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8456826                              .2500
      121,430.12                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8457186                              .2500
      106,903.27                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8457520                              .2500
      119,434.02                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8457576                              .2500
      141,267.36                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8457686                              .2500
      114,880.36                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8457778                              .2500
      272,488.83                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8457908                              .2500
      103,815.45                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8457910                              .2500
      178,690.91                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8457924                              .2500
      132,638.53                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8457978                              .2500
      220,645.49                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8458092                              .2500
      165,534.03                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8458118                              .2500
      106,731.90                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8458206                              .2500
      100,978.43                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8458374                              .2500
      269,794.54                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8458720                              .2500
      105,610.02                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8458770                              .2500
      164,511.68                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8458820                              .2500
      169,620.83                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8458894                              .2500
      191,147.01                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8458924                              .2500
      324,638.45                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8459016                              .2500
      168,714.99                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8459040                              .2500
      136,634.29                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8459070                              .2500
       72,055.19                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8459084                              .2500
      241,389.50                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8459178                              .2500
      181,331.89                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8459182                              .2500
      126,150.57                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8459298                              .2500
       90,351.20                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8459304                              .2500
      126,408.44                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8459410                              .2500
       86,863.87                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8459426                              .2500
      116,735.23                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8459496                              .2500
       46,970.68                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8459510                              .2500
      249,568.45                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8459708                              .2500
      145,728.84                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8459724                              .2500
       80,626.74                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8459770                              .2500
      198,840.86                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8459774                              .2500
      115,183.90                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8459854                              .2500
      244,566.49                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8459868                              .2500
      117,234.26                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8459890                              .2500
      150,198.59                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8459894                              .2500
      122,383.37                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8459898                              .2500
      125,537.80                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8459986                              .2500
       94,934.62                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8459992                              .2500
       93,741.77                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8459994                              .2500
      187,539.92                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8460008                              .2500
      170,951.40                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8460014                              .2500
      382,586.64                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000
1



      8460022                              .2500
      188,613.66                          .0500
            5.8750                         .0000
            5.6250                         .0000
            5.5750                         .0000
            5.5750                         .0000

      8460024                              .2500
      106,819.71                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8460048                              .2500
      118,195.54                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8460264                              .2500
      492,668.42                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8460270                              .2500
      130,384.86                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8460308                              .2500
       66,444.41                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8460472                              .2500
      274,469.81                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8461318                              .2500
      245,812.81                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8461390                              .2500
      129,819.26                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8461402                              .2500
      191,651.24                          .0500
            6.4900                         .0000
            6.2400                         .0000
            6.1900                         .0000
            6.1900                         .0000

      8461454                              .2500
      277,670.56                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8461476                              .2500
      124,795.07                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8461490                              .2500
      144,889.67                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8461686                              .2500
      132,928.17                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000
1



      8461730                              .2500
      131,378.24                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8461736                              .2500
       72,888.57                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8461790                              .2500
      148,195.39                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8461798                              .2500
      181,570.23                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8461884                              .2500
       97,351.16                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8461934                              .2500
      125,564.39                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8461942                              .2500
       85,421.17                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8461966                              .2500
       68,297.99                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8462012                              .2500
      144,281.63                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8462046                              .2500
      222,293.92                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8462100                              .2500
      143,793.30                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8462120                              .2500
      159,755.76                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8462130                              .2500
      149,241.90                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8462144                              .2500
      193,824.62                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8462146                              .2500
       65,294.10                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8462154                              .2500
      355,685.91                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8462170                              .2500
      178,876.82                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8462198                              .2500
      122,489.82                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8462202                              .2500
       77,834.55                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8462234                              .2500
      294,758.19                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8462252                              .2500
      101,560.31                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8462258                              .2500
      133,803.08                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8462312                              .2500
      190,936.80                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8462356                              .2500
      164,858.91                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8462362                              .2500
      135,899.07                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8462366                              .2500
      193,987.22                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8462374                              .2500
      244,819.03                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8462400                              .2500
       68,444.16                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8462404                              .2500
      299,765.97                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8462418                              .2500
      173,567.83                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8462450                              .2500
      130,553.97                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8462570                              .2500
      136,278.15                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8462586                              .2500
       64,265.52                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8462618                              .2500
      179,781.15                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8462788                              .2500
      126,438.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      8462822                              .2500
      111,845.33                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8462902                              .2500
      215,907.88                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8462966                              .2500
      485,325.90                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8462980                              .2500
      347,419.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8462990                              .2500
      103,134.13                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8463288                              .2500
       95,326.85                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8463326                              .2500
      167,755.74                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8463376                              .2500
      139,893.47                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8463422                              .2500
      143,951.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8463458                              .2500
      115,789.70                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8463476                              .2500
      279,247.33                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8463494                              .2500
      152,729.27                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8463506                              .2500
      194,823.72                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8463516                              .2500
      213,064.05                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      8463522                              .2500
      175,158.58                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8463592                              .2500
      216,162.07                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8463596                              .2500
      293,983.99                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8463666                              .2500
      129,888.07                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8463686                              .2500
      138,965.77                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8463700                              .2500
      170,247.85                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8464556                              .2500
      115,801.11                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      8464800                              .2500
      161,416.70                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8464830                              .2500
      213,602.54                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8465132                              .2500
      282,456.60                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8465142                              .2500
      150,556.02                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8465252                              .2500
      197,465.72                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8465698                              .2500
       55,924.45                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8465738                              .2500
      180,017.12                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8465846                              .2500
       51,213.63                          .0500
            6.8800                         .0000
            6.6300                         .0000
            6.5800                         .0000
            6.5800                         .0000

      8466078                              .2500
      152,479.21                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8466252                              .2500
       43,765.68                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8466288                              .2500
      141,868.48                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8466602                              .2500
      101,498.63                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8466820                              .2500
      233,478.88                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8467262                              .2500
      121,809.07                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8467528                              .2500
       89,503.80                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8467606                              .2500
      149,882.05                          .0500
            7.2100                         .0000
            6.9600                         .0000
            6.9100                         .0000
            6.9100                         .0000

      8467640                              .2500
      210,899.78                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8467768                              .2500
      111,401.62                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8467840                              .2500
      169,857.32                          .0500
            6.8800                         .0000
            6.6300                         .0000
            6.5800                         .0000
            6.5800                         .0000

      8467854                              .2500
      323,134.91                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8468084                              .2500
       90,437.72                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8468094                              .2500
      132,890.33                          .0500
            6.9700                         .0000
            6.7200                         .0000
            6.6700                         .0000
            6.6700                         .0000

      8468176                              .2500
      106,307.12                          .0500
            6.6800                         .0000
            6.4300                         .0000
            6.3800                         .0000
            6.3800                         .0000

      8468194                              .2500
      100,877.26                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8468254                              .2500
      120,415.99                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8468284                              .2500
      134,874.97                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8468428                              .2500
      213,824.23                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8468446                              .2500
      116,791.73                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8468448                              .2500
      143,824.41                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8468472                              .2500
      169,830.05                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8468520                              .2500
       93,480.18                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8468524                              .2500
      163,375.59                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8468600                              .2500
      118,362.09                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8468604                              .2500
      270,760.91                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8468608                              .2500
       87,364.56                          .0500
            6.7400                         .0000
            6.4900                         .0000
            6.4400                         .0000
            6.4400                         .0000
1



      8468636                              .2500
      118,372.52                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8468662                              .2500
       84,430.59                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8468668                              .2500
      118,187.76                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8468682                              .2500
      154,385.34                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8468700                              .2500
       69,494.38                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8468752                              .2500
      133,385.06                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8468780                              .2500
      153,261.33                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8468782                              .2500
       73,054.56                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8468794                              .2500
      134,868.79                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8468806                              .2500
      257,013.75                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8468822                              .2500
      190,397.62                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8468826                              .2500
      109,914.19                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8468838                              .2500
      145,095.48                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8468850                              .2500
      144,269.46                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8468856                              .2500
      179,633.47                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8468858                              .2500
      167,569.18                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8468870                              .2500
      269,749.93                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8468882                              .2500
      130,687.38                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8468902                              .2500
       96,224.87                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8468956                              .2500
      190,412.08                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8468964                              .2500
      100,838.88                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      8469088                              .2500
       78,944.24                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8469094                              .2500
      154,398.93                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8469136                              .2500
      151,337.49                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8469138                              .2500
      117,775.89                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8469142                              .2500
      133,803.08                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8469148                              .2500
      259,781.56                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8469174                              .2500
       27,777.05                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000
1



      8469210                              .2500
      197,109.26                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8469252                              .2500
      174,959.98                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8469516                              .2500
       88,111.88                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8469600                              .2500
       56,956.63                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8469724                              .2500
      281,751.19                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8469968                              .2500
      156,774.53                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8470082                              .2500
      184,803.08                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8470208                              .2500
      164,678.79                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8470280                              .2500
       87,579.10                          .0500
            7.4900                         .0000
            7.2400                         .0000
            7.1900                         .0000
            7.1900                         .0000

      8470646                              .2500
      224,656.53                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8470652                              .2500
      199,756.32                          .0500
            8.4900                         .0000
            8.2400                         .0000
            8.1900                         .0000
            8.1900                         .0000

      8470664                              .2500
       95,058.26                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8470930                              .2500
      114,150.01                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8471004                              .2500
       99,913.90                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8471046                              .2500
      232,284.82                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8471088                              .2500
      128,172.81                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8471090                              .2500
      124,604.87                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8471094                              .2500
       92,642.38                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8471100                              .2500
      128,589.40                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8471130                              .2500
      106,815.24                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8471174                              .2500
      112,188.74                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8471206                              .2500
      277,731.21                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8471736                              .2500
       63,002.02                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8471794                              .2500
       93,615.83                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8471804                              .2500
      143,185.40                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8471806                              .2500
      287,761.96                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8471808                              .2500
      178,642.71                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8471826                              .2500
      117,503.52                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8471844                              .2500
       71,943.83                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8471850                              .2500
      103,870.90                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8471852                              .2500
      244,587.16                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8471854                              .2500
      446,688.73                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8471860                              .2500
      144,182.45                          .0500
            6.7000                         .0000
            6.4500                         .0000
            6.4000                         .0000
            6.4000                         .0000

      8471862                              .2500
       84,087.55                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8471866                              .2500
      108,717.21                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8471888                              .2500
      256,311.41                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8471890                              .2500
      278,494.19                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8471896                              .2500
      156,320.33                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8471902                              .2500
      161,227.86                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8471922                              .2500
       98,837.23                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8471928                              .2500
      136,674.47                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8471962                              .2500
      153,050.46                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8472092                              .2500
      194,836.18                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8472132                              .2500
      184,825.52                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8472358                              .2500
      145,888.90                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8472384                              .2500
      192,449.76                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8472446                              .2500
      331,414.41                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8472508                              .2500
      154,560.15                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8472510                              .2500
       99,855.70                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8472592                              .2500
      145,056.93                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8472612                              .2500
      213,061.64                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8472622                              .2500
      141,362.84                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8472740                              .2500
      170,856.25                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8472760                              .2500
       83,376.80                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8472766                              .2500
      123,391.04                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8472776                              .2500
      119,794.22                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8472778                              .2500
       69,581.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8472790                              .2500
      257,299.13                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8472846                              .2500
       69,939.73                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8472848                              .2500
       90,176.02                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8472868                              .2500
      202,842.12                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8472870                              .2500
      102,830.63                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8472874                              .2500
      409,358.37                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8472878                              .2500
      126,810.91                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8472888                              .2500
      130,300.79                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8472938                              .2500
      185,086.55                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8472940                              .2500
      139,133.02                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8472974                              .2500
       79,100.27                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8473148                              .2500
      123,391.74                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8473168                              .2500
      134,933.22                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8473324                              .2500
      159,895.33                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8473368                              .2500
       74,072.12                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8473370                              .2500
      104,709.82                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8473446                              .2500
      101,828.12                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8473602                              .2500
      220,774.68                          .0500
            5.8750                         .0000
            5.6250                         .0000
            5.5750                         .0000
            5.5750                         .0000

      8473628                              .2500
      141,293.37                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8473702                              .2500
      188,158.26                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8473706                              .2500
      100,829.81                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8473714                              .2500
       96,922.43                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8473718                              .2500
      176,293.63                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8473728                              .2500
      125,981.64                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8473770                              .2500
      177,714.47                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8473824                              .2500
      113,215.92                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8474318                              .2500
      209,969.41                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      8474810                              .2500
       51,435.75                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8474914                              .2500
      170,924.33                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8476014                              .2500
      112,816.20                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8476046                              .2500
       98,935.67                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8476090                              .2500
      206,143.40                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8476134                              .2500
      120,278.06                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8476212                              .2500
      130,720.22                          .0500
            8.3500                         .0000
            8.1000                         .0000
            8.0500                         .0000
            8.0500                         .0000
1



      8476288                              .2500
      365,781.27                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8476418                              .2500
      103,421.10                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8476566                              .2500
      166,402.10                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8476686                              .2500
      137,132.22                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8476886                              .2500
      144,340.09                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8477046                              .2500
      294,307.16                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8477480                              .2500
      224,520.31                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8477506                              .2500
      185,820.22                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8477766                              .2500
      297,430.87                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8477784                              .2500
      239,966.96                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8477820                              .2500
      138,921.21                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8477842                              .2500
      253,334.64                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8477850                              .2500
      294,161.39                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8477868                              .2500
      156,871.31                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8478020                              .2500
      308,781.91                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8478042                              .2500
       92,643.84                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8478046                              .2500
      127,112.93                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8478064                              .2500
      139,890.78                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8478070                              .2500
      330,693.43                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8478494                              .2500
      139,779.55                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8478830                              .2500
      110,856.70                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000
1



      8478872                              .2500
       62,953.24                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8478890                              .2500
      181,631.61                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8478900                              .2500
      299,741.71                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8478906                              .2500
       68,918.22                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8478930                              .2500
      203,589.13                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8479012                              .2500
      158,632.24                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8479020                              .2500
      106,810.19                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8479048                              .2500
      149,528.42                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8479050                              .2500
      157,050.84                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8479126                              .2500
      247,811.30                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8479922                              .2500
      229,761.51                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8479948                              .2500
      219,296.70                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8479952                              .2500
       87,485.03                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8479954                              .2500
      257,303.91                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000
1



      8479960                              .2500
      112,112.48                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8479972                              .2500
      179,837.28                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8479980                              .2500
      149,371.29                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8480008                              .2500
       94,918.21                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8480168                              .2500
      110,102.14                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8480186                              .2500
       86,220.07                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8480194                              .2500
      154,366.98                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8480198                              .2500
      118,883.13                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8480236                              .2500
      122,386.54                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8480248                              .2500
      144,007.44                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8480268                              .2500
       91,738.99                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8480270                              .2500
      138,974.25                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8480290                              .2500
      213,815.75                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8480300                              .2500
      257,261.51                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8480306                              .2500
      109,864.98                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8480320                              .2500
       94,403.66                          .0500
            5.8750                         .0000
            5.6250                         .0000
            5.5750                         .0000
            5.5750                         .0000

      8480326                              .2500
       94,694.78                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8480376                              .2500
      108,399.51                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8480390                              .2500
       72,921.35                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8480398                              .2500
      212,812.08                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8480432                              .2500
      222,834.50                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8480434                              .2500
      122,386.54                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8480588                              .2500
      134,187.81                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8480612                              .2500
      138,874.35                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8480700                              .2500
       86,170.11                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8480736                              .2500
      315,497.48                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8480754                              .2500
      195,578.36                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8480764                              .2500
      138,386.24                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000
1



      8480810                              .2500
      102,629.90                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8480824                              .2500
       73,584.51                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8480888                              .2500
      122,958.68                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8480994                              .2500
       66,400.99                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8481350                              .2500
      142,277.01                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8481356                              .2500
      172,874.79                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8481484                              .2500
      119,402.04                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8481526                              .2500
       89,531.82                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8481568                              .2500
      116,706.88                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8481608                              .2500
      129,617.29                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8481620                              .2500
      160,658.12                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8481648                              .2500
      326,780.14                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8481656                              .2500
      205,854.61                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8481660                              .2500
       52,608.98                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8481674                              .2500
      162,320.64                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8482048                              .2500
      170,500.30                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8482050                              .2500
      133,784.72                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8482324                              .2500
      147,013.71                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8482470                              .2500
      172,014.77                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8482666                              .2500
       96,752.07                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8482772                              .2500
      157,457.53                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8482784                              .2500
      156,458.85                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8482830                              .2500
      161,230.26                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8482922                              .2500
       80,866.81                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8482930                              .2500
      179,090.28                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8482952                              .2500
      153,999.20                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8482974                              .2500
       93,196.53                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8482984                              .2500
      132,791.85                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8482998                              .2500
       52,159.78                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8483064                              .2500
      154,859.87                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8483098                              .2500
      108,834.02                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8483176                              .2500
      129,423.54                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8483240                              .2500
      133,704.91                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8483398                              .2500
      104,229.14                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8483536                              .2500
      137,639.84                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8483568                              .2500
      223,342.26                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8483570                              .2500
       96,224.73                          .0500
            7.2400                         .0000
            6.9900                         .0000
            6.9400                         .0000
            6.9400                         .0000

      8483728                              .2500
      138,890.48                          .0500
            7.2000                         .0000
            6.9500                         .0000
            6.9000                         .0000
            6.9000                         .0000

      8483826                              .2500
      174,464.85                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8483972                              .2500
      199,801.19                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8483984                              .2500
      106,260.66                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8484154                              .2500
       47,873.08                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8484158                              .2500
       98,270.01                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8484166                              .2500
      120,438.34                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8484168                              .2500
      144,098.22                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8484174                              .2500
      169,044.18                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8484208                              .2500
      124,999.96                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8484214                              .2500
      170,609.87                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8484216                              .2500
      292,073.47                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8484368                              .2500
      184,938.55                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8484598                              .2500
      142,929.82                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8484762                              .2500
      202,791.48                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8485322                              .2500
      295,780.33                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8485468                              .2500
       85,858.59                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8485570                              .2500
      397,005.15                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8485572                              .2500
      248,269.84                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8485580                              .2500
      154,349.83                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8485590                              .2500
      160,165.07                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8485592                              .2500
      298,373.39                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8485594                              .2500
      161,623.82                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8485596                              .2500
       72,697.36                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8485600                              .2500
      131,636.07                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8485602                              .2500
      272,747.43                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8485606                              .2500
      166,409.10                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8485610                              .2500
      143,250.38                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8485648                              .2500
      136,751.13                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8485652                              .2500
      104,693.57                          .0500
            7.4900                         .0000
            7.2400                         .0000
            7.1900                         .0000
            7.1900                         .0000

      8485694                              .2500
       41,176.90                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8485726                              .2500
      245,774.25                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8485730                              .2500
       61,596.91                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8485736                              .2500
      155,767.72                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8485886                              .2500
      156,847.40                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8485942                              .2500
       66,807.53                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8485970                              .2500
      204,805.49                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8485972                              .2500
      169,634.12                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8485976                              .2500
      257,766.76                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8485980                              .2500
       43,233.11                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      8486000                              .2500
      118,442.83                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8486050                              .2500
       86,444.84                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8486053                              .2500
       84,597.33                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8486060                              .2500
      124,400.44                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8486064                              .2500
      117,830.95                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8486128                              .2500
      224,501.75                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8486130                              .2500
      152,255.40                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000
1



      8486156                              .2500
      351,719.41                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8486174                              .2500
      124,911.77                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8486178                              .2500
      183,315.62                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8486182                              .2500
      203,815.58                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8486194                              .2500
      363,922.87                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8486252                              .2500
      113,908.84                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8486260                              .2500
       90,177.83                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8486262                              .2500
       92,645.23                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8486334                              .2500
      180,129.06                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8486346                              .2500
      154,390.95                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8486484                              .2500
      158,632.19                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8486494                              .2500
      164,871.29                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8486498                              .2500
      139,896.10                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8486500                              .2500
      138,883.22                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8486520                              .2500
      108,082.78                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8486524                              .2500
      178,879.89                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8486532                              .2500
      113,217.80                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8486702                              .2500
      232,318.63                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8486706                              .2500
      106,024.06                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8486708                              .2500
      138,618.12                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8486732                              .2500
       81,057.82                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8486736                              .2500
      144,775.24                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8486800                              .2500
      211,857.75                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8486812                              .2500
      155,385.95                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8486820                              .2500
      128,289.45                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8486832                              .2500
       75,173.11                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8486848                              .2500
      258,777.01                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8486908                              .2500
      167,203.62                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8487008                              .2500
      147,373.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8487046                              .2500
      284,260.99                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8487070                              .2500
      204,644.85                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8487128                              .2500
      115,040.93                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8487138                              .2500
       47,459.10                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8487140                              .2500
       53,971.51                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8487144                              .2500
      118,816.60                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      8487168                              .2500
      132,587.07                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8487180                              .2500
      138,954.31                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8487208                              .2500
      111,312.83                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8487212                              .2500
      184,682.85                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8487216                              .2500
      121,353.42                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8487258                              .2500
      104,744.70                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8487286                              .2500
      219,165.72                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8487368                              .2500
      145,753.98                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8487386                              .2500
      112,155.99                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8487414                              .2500
       96,123.37                          .0500
            6.4400                         .0000
            6.1900                         .0000
            6.1400                         .0000
            6.1400                         .0000

      8487448                              .2500
       99,607.85                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8487574                              .2500
      126,591.76                          .0500
            7.2800                         .0000
            7.0300                         .0000
            6.9800                         .0000
            6.9800                         .0000

      8487610                              .2500
       80,284.77                          .0500
            7.8800                         .0000
            7.6300                         .0000
            7.5800                         .0000
            7.5800                         .0000

      8487614                              .2500
       90,874.26                          .0500
            6.9200                         .0000
            6.6700                         .0000
            6.6200                         .0000
            6.6200                         .0000
1



      8487648                              .2500
      190,289.24                          .0500
            7.9200                         .0000
            7.6700                         .0000
            7.6200                         .0000
            7.6200                         .0000

      8487660                              .2500
      126,678.89                          .0500
            6.6600                         .0000
            6.4100                         .0000
            6.3600                         .0000
            6.3600                         .0000

      8487784                              .2500
      100,782.96                          .0500
            7.2800                         .0000
            7.0300                         .0000
            6.9800                         .0000
            6.9800                         .0000

      8487842                              .2500
      125,566.55                          .0500
            7.4900                         .0000
            7.2400                         .0000
            7.1900                         .0000
            7.1900                         .0000

      8487844                              .2500
      111,161.48                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8487852                              .2500
      127,190.39                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8488056                              .2500
      155,381.68                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8488618                              .2500
       92,934.36                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8488658                              .2500
      395,825.97                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8488688                              .2500
      145,987.71                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8488690                              .2500
      204,032.62                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8488704                              .2500
       89,788.10                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8488716                              .2500
      159,701.39                          .0500
            6.3500                         .0000
            6.1000                         .0000
            6.0500                         .0000
            6.0500                         .0000

      8488738                              .2500
      172,898.16                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8488766                              .2500
      161,457.43                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8488772                              .2500
      133,286.01                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8488848                              .2500
      204,080.13                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8488900                              .2500
       76,110.72                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8488930                              .2500
      103,940.16                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8488976                              .2500
      177,957.58                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8489016                              .2500
      137,919.62                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8489052                              .2500
      399,680.13                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8489062                              .2500
      113,449.32                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8489086                              .2500
      168,791.46                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8489098                              .2500
      217,471.33                          .0500
            7.4900                         .0000
            7.2400                         .0000
            7.1900                         .0000
            7.1900                         .0000

      8489132                              .2500
      164,748.13                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8489136                              .2500
      117,585.60                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8489170                              .2500
      173,139.83                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8489182                              .2500
      114,993.40                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8489210                              .2500
      366,800.79                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8489366                              .2500
       80,387.65                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8489368                              .2500
      137,925.02                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8489446                              .2500
      187,330.50                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8489488                              .2500
      187,834.13                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8489526                              .2500
      122,497.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8489532                              .2500
      132,371.22                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8489536                              .2500
      181,700.94                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8489540                              .2500
      227,461.07                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8489542                              .2500
      160,864.74                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8489552                              .2500
      262,550.65                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8489554                              .2500
       87,655.64                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8489688                              .2500
      110,339.65                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000
1



      8489728                              .2500
      120,655.80                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8489732                              .2500
      169,873.83                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8489736                              .2500
       93,841.59                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8489738                              .2500
       87,614.76                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8489772                              .2500
      144,373.71                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8489800                              .2500
      156,764.91                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8489802                              .2500
      133,648.23                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8489804                              .2500
      386,466.97                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8489808                              .2500
       71,193.03                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8489846                              .2500
      131,894.44                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8489854                              .2500
      114,814.73                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8489856                              .2500
      239,958.50                          .0500
            5.8750                         .0000
            5.6250                         .0000
            5.5750                         .0000
            5.5750                         .0000

      8489860                              .2500
      225,296.15                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8489866                              .2500
      134,521.21                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000
1



      8489896                              .2500
      114,903.38                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8489932                              .2500
      211,354.45                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8489968                              .2500
      143,881.96                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8489970                              .2500
      147,516.52                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8489974                              .2500
      277,766.45                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8489984                              .2500
      129,758.56                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8490048                              .2500
      244,783.84                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8490054                              .2500
      204,120.19                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8490062                              .2500
      177,518.24                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8490090                              .2500
      171,011.35                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8490096                              .2500
      225,899.56                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8490566                              .2500
      163,037.72                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8490724                              .2500
      105,917.31                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8490772                              .2500
      157,879.77                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8490776                              .2500
      136,488.03                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8490798                              .2500
      196,500.37                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8490980                              .2500
       97,709.42                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8490992                              .2500
      284,736.03                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8491004                              .2500
      214,610.48                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8491030                              .2500
      284,753.89                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8491036                              .2500
       90,264.76                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8491046                              .2500
      133,810.16                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8491062                              .2500
      142,566.44                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8491070                              .2500
      154,388.18                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8491078                              .2500
      123,301.33                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8491084                              .2500
      390,627.38                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8491092                              .2500
      191,441.34                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8491104                              .2500
      161,354.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8491134                              .2500
      163,591.18                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8491166                              .2500
      190,304.64                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8491178                              .2500
      162,659.83                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8491204                              .2500
      106,916.53                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8491212                              .2500
      359,682.38                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8491326                              .2500
       58,254.26                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8491330                              .2500
      231,140.86                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8491338                              .2500
      261,619.54                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8491370                              .2500
      216,172.30                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8491426                              .2500
      177,395.20                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8491556                              .2500
       82,945.71                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8491580                              .2500
       52,382.60                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8491606                              .2500
      238,046.31                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8491646                              .2500
       99,416.41                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8491650                              .2500
      203,953.40                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8491654                              .2500
      198,454.08                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8491976                              .2500
      159,767.66                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8492178                              .2500
      130,670.54                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8492182                              .2500
      363,216.42                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8492192                              .2500
      164,515.42                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8492196                              .2500
      251,384.40                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8492200                              .2500
      118,098.23                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8492244                              .2500
      256,567.84                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8492302                              .2500
      115,323.68                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8492304                              .2500
      176,762.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8492308                              .2500
       56,998.42                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8492314                              .2500
      108,084.48                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8492318                              .2500
      136,990.36                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8492376                              .2500
       59,550.17                          .0500
            6.9000                         .0000
            6.6500                         .0000
            6.6000                         .0000
            6.6000                         .0000

      8492428                              .2500
      183,966.75                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8493532                              .2500
       66,943.70                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8493848                              .2500
      172,368.18                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8494394                              .2500
      387,911.90                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8494504                              .2500
       50,265.14                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8494522                              .2500
      132,392.06                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8494552                              .2500
       66,393.33                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8494556                              .2500
      174,973.26                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8494692                              .2500
      136,198.43                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8494694                              .2500
       76,167.54                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8494698                              .2500
      159,324.41                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8494706                              .2500
       66,233.59                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8494892                              .2500
       98,928.34                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8495186                              .2500
      354,119.55                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8495202                              .2500
      149,870.85                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8495224                              .2500
      118,277.99                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8495242                              .2500
      264,598.51                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8495254                              .2500
      178,053.93                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8495300                              .2500
      277,948.51                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8495332                              .2500
      306,733.63                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000
1



      8495338                              .2500
       90,567.52                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8495348                              .2500
       77,200.74                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8495362                              .2500
       89,938.07                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8495368                              .2500
      133,601.30                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8495452                              .2500
      193,820.32                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8495464                              .2500
      200,967.86                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8495466                              .2500
      123,556.91                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8495488                              .2500
      178,569.02                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8495542                              .2500
      218,302.47                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8495546                              .2500
      200,585.45                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8495548                              .2500
      129,664.23                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8495590                              .2500
      161,377.11                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8495612                              .2500
      189,710.25                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8495692                              .2500
      154,485.95                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8495704                              .2500
       38,517.61                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8495726                              .2500
      284,677.75                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8495746                              .2500
      172,092.85                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8495770                              .2500
      153,386.08                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8495790                              .2500
      232,831.36                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8495812                              .2500
      163,466.26                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8495842                              .2500
      164,886.22                          .0500
            7.8650                         .0000
            7.6150                         .0000
            7.5650                         .0000
            7.5650                         .0000
1



      8495856                              .2500
      118,900.02                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8495864                              .2500
      152,897.13                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8495872                              .2500
      195,653.08                          .0500
            7.4450                         .0000
            7.1950                         .0000
            7.1450                         .0000
            7.1450                         .0000

      8495880                              .2500
      105,567.58                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8495882                              .2500
      177,152.86                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8495894                              .2500
      261,424.11                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8495972                              .2500
      107,927.38                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000
1



      8495974                              .2500
       77,029.05                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8496006                              .2500
       87,445.61                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8496020                              .2500
      482,163.72                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8496126                              .2500
      189,271.22                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8496136                              .2500
       97,714.88                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8496174                              .2500
      374,626.69                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8496176                              .2500
      129,791.48                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8496228                              .2500
      148,562.24                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8496544                              .2500
      143,411.85                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8496552                              .2500
      168,838.65                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8496612                              .2500
      347,164.02                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8496648                              .2500
      189,344.67                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8496818                              .2500
      195,531.50                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8496834                              .2500
      236,440.99                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8496854                              .2500
       78,795.73                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8496936                              .2500
      291,777.81                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8497066                              .2500
      292,889.48                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8497094                              .2500
      189,822.05                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8497102                              .2500
      180,952.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8497110                              .2500
      134,991.56                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8497114                              .2500
       71,945.21                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8497136                              .2500
       95,619.26                          .0500
            7.3900                         .0000
            7.1400                         .0000
            7.0900                         .0000
            7.0900                         .0000

      8497142                              .2500
      223,833.76                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8497144                              .2500
      108,086.15                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8497152                              .2500
      198,135.06                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8497156                              .2500
      279,253.40                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8497208                              .2500
      276,819.53                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8497212                              .2500
      181,347.51                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8497272                              .2500
      246,337.41                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8497274                              .2500
      168,858.02                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8497284                              .2500
      224,002.93                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8497292                              .2500
      182,178.05                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8497326                              .2500
      130,994.34                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8497328                              .2500
       89,232.05                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8497334                              .2500
      115,206.80                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8497360                              .2500
      184,940.07                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8497364                              .2500
      116,611.20                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8497458                              .2500
       84,085.97                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8497514                              .2500
      127,773.51                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8497570                              .2500
      204,580.97                          .0500
            5.8750                         .0000
            5.6250                         .0000
            5.5750                         .0000
            5.5750                         .0000

      8497654                              .2500
      154,403.97                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8497742                              .2500
      103,940.16                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      8497754                              .2500
      134,567.91                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8497758                              .2500
       98,413.09                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8497784                              .2500
      229,606.94                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8497786                              .2500
      204,602.46                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8497788                              .2500
      265,561.69                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8497812                              .2500
      179,669.77                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8498150                              .2500
      145,315.28                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8498778                              .2500
      114,498.89                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8498784                              .2500
      241,286.93                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8498792                              .2500
       41,685.56                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8498824                              .2500
      127,632.10                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8498832                              .2500
       44,966.60                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8498910                              .2500
      160,850.88                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8498920                              .2500
      198,824.43                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8498956                              .2500
      133,299.94                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8499002                              .2500
      144,325.63                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8499020                              .2500
      189,552.02                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8499054                              .2500
       91,534.02                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8499070                              .2500
      131,742.16                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8499072                              .2500
      189,848.06                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8499098                              .2500
      129,879.60                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8499128                              .2500
      191,830.60                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8499134                              .2500
       56,955.54                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8499140                              .2500
       72,056.32                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8499150                              .2500
       75,939.22                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8499158                              .2500
      114,104.06                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8499162                              .2500
       99,360.10                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8499168                              .2500
      231,980.10                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8499700                              .2500
      262,664.11                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8499702                              .2500
      116,913.17                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8499730                              .2500
      149,221.40                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8499732                              .2500
       90,443.56                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8499734                              .2500
      122,941.43                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8499736                              .2500
      113,215.89                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8499884                              .2500
      253,811.11                          .0500
            7.4900                         .0000
            7.2400                         .0000
            7.1900                         .0000
            7.1900                         .0000
1



      8500044                              .2500
       88,950.16                          .0500
            8.8800                         .0000
            8.6300                         .0000
            8.5800                         .0000
            8.5800                         .0000

      8500112                              .2500
      210,985.28                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8500132                              .2500
      122,944.06                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8500152                              .2500
      141,935.15                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8500338                              .2500
      185,229.39                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8500348                              .2500
       96,790.60                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8500370                              .2500
      329,617.96                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8500374                              .2500
      189,328.69                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8500434                              .2500
      228,693.07                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8500440                              .2500
      167,748.95                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8500474                              .2500
      142,525.24                          .0500
            6.4900                         .0000
            6.2400                         .0000
            6.1900                         .0000
            6.1900                         .0000

      8500512                              .2500
      220,995.13                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8500516                              .2500
      141,015.31                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8500526                              .2500
      112,907.37                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8500530                              .2500
      224,592.10                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8500574                              .2500
      139,843.95                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8500608                              .2500
      374,192.42                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8500618                              .2500
      216,127.03                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8500620                              .2500
      171,505.18                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8500632                              .2500
      152,771.55                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8500686                              .2500
      204,823.50                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8500688                              .2500
      185,827.73                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8500836                              .2500
      130,112.64                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8500856                              .2500
      182,446.59                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8500876                              .2500
      231,305.51                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8500926                              .2500
      105,975.15                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8500952                              .2500
       88,723.54                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8500978                              .2500
      279,740.66                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8500986                              .2500
      169,189.49                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8500988                              .2500
      227,793.88                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8501018                              .2500
      237,757.35                          .0500
            5.8750                         .0000
            5.6250                         .0000
            5.5750                         .0000
            5.5750                         .0000

      8501054                              .2500
      133,878.86                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8501408                              .2500
      159,943.82                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8501478                              .2500
      118,916.01                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8501966                              .2500
       96,219.10                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8502028                              .2500
      111,266.38                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8502044                              .2500
      134,843.96                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8502070                              .2500
      191,826.43                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8502094                              .2500
      147,635.86                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8502142                              .2500
      247,029.88                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8502150                              .2500
       91,906.21                          .0500
            5.8750                         .0000
            5.6250                         .0000
            5.5750                         .0000
            5.5750                         .0000

      8502322                              .2500
      178,653.44                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8502338                              .2500
      108,077.43                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8502368                              .2500
      218,802.02                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8502402                              .2500
       88,919.54                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8502412                              .2500
       93,374.37                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8502466                              .2500
      114,805.82                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8502492                              .2500
      141,868.48                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8502564                              .2500
      240,532.36                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8502586                              .2500
      190,377.74                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8502594                              .2500
       66,900.32                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8502614                              .2500
      280,639.03                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8502626                              .2500
      243,958.27                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8502630                              .2500
      160,251.44                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8502648                              .2500
      205,813.77                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8502654                              .2500
      182,820.02                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8502656                              .2500
      112,914.02                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8502668                              .2500
      151,272.81                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8502672                              .2500
       60,252.96                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8502674                              .2500
      237,295.52                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8502676                              .2500
      218,341.86                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8502682                              .2500
      181,331.90                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8502700                              .2500
      134,877.96                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8502706                              .2500
      180,037.09                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8502712                              .2500
      134,842.09                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8502720                              .2500
      238,808.87                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8502724                              .2500
      157,774.53                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8502740                              .2500
      284,772.09                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8502746                              .2500
      274,938.88                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8502748                              .2500
       74,991.46                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8502772                              .2500
      159,512.54                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8502776                              .2500
      113,404.65                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8502820                              .2500
      270,798.88                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8503242                              .2500
       83,341.13                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8503300                              .2500
      191,834.69                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8503336                              .2500
      172,378.24                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8503356                              .2500
      169,838.82                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000
1



      8503372                              .2500
      128,606.84                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8503376                              .2500
       71,191.59                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8503416                              .2500
       82,341.84                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8503424                              .2500
      549,557.92                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8503438                              .2500
      148,207.14                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8503442                              .2500
       62,648.51                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8503448                              .2500
      145,909.25                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      8503452                              .2500
      249,079.09                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8503526                              .2500
      299,788.26                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8503528                              .2500
       61,705.31                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8503532                              .2500
      187,867.31                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8503536                              .2500
      278,639.18                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8503546                              .2500
      205,235.74                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8503566                              .2500
      344,558.98                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8503578                              .2500
      205,859.16                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8503582                              .2500
      277,971.96                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8503606                              .2500
      276,855.52                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8503616                              .2500
      166,985.86                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8503618                              .2500
      187,076.57                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8503620                              .2500
      308,812.80                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8503646                              .2500
      182,867.55                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8503650                              .2500
      315,106.07                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8503652                              .2500
      146,082.17                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8503722                              .2500
      171,869.11                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8503728                              .2500
      194,765.86                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8504632                              .2500
      110,132.21                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8504916                              .2500
      180,514.65                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8504982                              .2500
      160,415.12                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8504984                              .2500
       87,842.76                          .0500
            7.4900                         .0000
            7.2400                         .0000
            7.1900                         .0000
            7.1900                         .0000

      8505044                              .2500
      225,556.63                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8505072                              .2500
      174,845.60                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8505104                              .2500
      248,885.53                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8505156                              .2500
      234,302.99                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8505198                              .2500
       57,403.12                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8505280                              .2500
      141,275.25                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8505290                              .2500
      174,220.08                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8505326                              .2500
      100,933.67                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8505362                              .2500
      238,847.60                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8505550                              .2500
      110,411.63                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8505566                              .2500
      169,713.54                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8505578                              .2500
      155,775.53                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8505606                              .2500
      216,352.47                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8505656                              .2500
      178,978.21                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8505744                              .2500
      315,271.65                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8505754                              .2500
      146,469.84                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8505834                              .2500
       80,682.16                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8505974                              .2500
       82,935.25                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8506010                              .2500
      173,764.35                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8506012                              .2500
      130,393.03                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8506018                              .2500
      158,413.49                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8506020                              .2500
      221,804.13                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8506028                              .2500
      122,757.84                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8506054                              .2500
      143,058.32                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8506506                              .2500
      200,708.25                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8506522                              .2500
      169,738.80                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8506570                              .2500
      160,351.35                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8506598                              .2500
       63,600.34                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8506706                              .2500
      133,800.63                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8506798                              .2500
      103,954.70                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8506874                              .2500
      149,873.99                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8506918                              .2500
      169,853.63                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8506938                              .2500
      164,672.34                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8506996                              .2500
      206,830.32                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8507016                              .2500
       94,916.18                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8507146                              .2500
      133,385.06                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8507206                              .2500
      149,862.47                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8507210                              .2500
      117,698.58                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8507212                              .2500
      105,250.45                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8507214                              .2500
      173,842.70                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8507248                              .2500
      127,848.79                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8507266                              .2500
      231,535.35                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8507278                              .2500
      149,626.29                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8507298                              .2500
       42,718.28                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8507348                              .2500
      137,884.07                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8507366                              .2500
      180,336.83                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8507374                              .2500
      102,329.53                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8507390                              .2500
       90,418.19                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8507636                              .2500
      113,210.04                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8507797                              .2500
      103,507.72                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8507834                              .2500
      171,056.07                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8507868                              .2500
      204,814.68                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8507912                              .2500
       83,116.61                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8507924                              .2500
       94,670.40                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8507980                              .2500
      148,799.38                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000
1



      8508010                              .2500
      161,863.91                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8508018                              .2500
       88,472.63                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8508032                              .2500
       80,280.82                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8508060                              .2500
      250,100.77                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8508288                              .2500
      135,286.25                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8508450                              .2500
      384,460.08                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8508830                              .2500
      261,955.44                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8508854                              .2500
      251,138.28                          .0500
            7.6300                         .0000
            7.3800                         .0000
            7.3300                         .0000
            7.3300                         .0000

      8508894                              .2500
       72,847.24                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8508896                              .2500
      112,407.78                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8508934                              .2500
      164,609.03                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8508978                              .2500
      202,845.26                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8508982                              .2500
      125,894.15                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8508984                              .2500
      180,116.22                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8509006                              .2500
      189,850.20                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8509016                              .2500
      174,996.62                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8509036                              .2500
       82,359.09                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8509048                              .2500
      227,843.09                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8509084                              .2500
      187,692.91                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8509188                              .2500
      193,820.32                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8509266                              .2500
       81,936.04                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8509270                              .2500
      159,862.24                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8509336                              .2500
      129,676.52                          .0500
            7.1400                         .0000
            6.8900                         .0000
            6.8400                         .0000
            6.8400                         .0000

      8509350                              .2500
      200,714.96                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8509382                              .2500
      143,600.17                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8509384                              .2500
      149,306.50                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8509388                              .2500
      180,118.61                          .0500
            7.5900                         .0000
            7.3400                         .0000
            7.2900                         .0000
            7.2900                         .0000

      8509394                              .2500
       98,365.09                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8509396                              .2500
      134,661.30                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8509402                              .2500
      241,603.08                          .0500
            6.5400                         .0000
            6.2900                         .0000
            6.2400                         .0000
            6.2400                         .0000

      8509406                              .2500
      138,880.32                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8509408                              .2500
      235,090.41                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8509416                              .2500
      297,621.80                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8509418                              .2500
      107,987.76                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8509422                              .2500
       45,559.81                          .0500
            6.6300                         .0000
            6.3800                         .0000
            6.3300                         .0000
            6.3300                         .0000
1



      8509428                              .2500
      138,924.30                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8509432                              .2500
      159,158.72                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8509450                              .2500
       86,891.48                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8509490                              .2500
      148,616.83                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8509766                              .2500
      229,015.17                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8509768                              .2500
      226,083.25                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8509770                              .2500
      123,508.27                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8509808                              .2500
      262,482.51                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8509848                              .2500
       80,041.10                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8509856                              .2500
      162,852.65                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8509860                              .2500
      149,257.17                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8509888                              .2500
       96,761.34                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8509944                              .2500
      168,798.87                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8510028                              .2500
      148,387.01                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8510058                              .2500
       59,947.06                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8510090                              .2500
      117,616.35                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8510142                              .2500
      145,697.10                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8510144                              .2500
      181,754.53                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8510148                              .2500
      132,778.56                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8510150                              .2500
      199,855.24                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8510160                              .2500
      189,755.50                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8510178                              .2500
      104,017.21                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8510250                              .2500
      155,126.49                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8510254                              .2500
      169,844.36                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8510378                              .2500
      221,285.64                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8510462                              .2500
      133,225.24                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8510464                              .2500
      191,891.37                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8510490                              .2500
      127,881.44                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8510498                              .2500
      126,145.86                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8510524                              .2500
      146,379.91                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8510594                              .2500
       99,412.21                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8510650                              .2500
      214,616.14                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8510762                              .2500
      104,983.96                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8510812                              .2500
      141,026.69                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8510878                              .2500
      111,136.97                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8510898                              .2500
      288,732.33                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8510926                              .2500
      152,868.27                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8510968                              .2500
      177,857.66                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8510984                              .2500
       72,694.09                          .0500
            6.4900                         .0000
            6.2400                         .0000
            6.1900                         .0000
            6.1900                         .0000

      8511002                              .2500
      158,859.72                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8511012                              .2500
      181,274.52                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8511016                              .2500
      176,390.39                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8511022                              .2500
      148,311.48                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8511032                              .2500
      201,843.04                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8511044                              .2500
       89,324.90                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8511126                              .2500
       60,262.52                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8511146                              .2500
      129,665.49                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8511156                              .2500
       92,484.58                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8511160                              .2500
      174,829.91                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000
1



      8511216                              .2500
      266,770.12                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8511224                              .2500
       93,805.17                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8511234                              .2500
      125,908.81                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8511236                              .2500
      164,622.13                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8511288                              .2500
       82,279.10                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8511356                              .2500
      154,856.44                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8511392                              .2500
      130,844.85                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8511422                              .2500
       75,844.30                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8511546                              .2500
       58,449.63                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8511584                              .2500
      171,994.37                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8511722                              .2500
      172,262.14                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8511894                              .2500
       59,707.22                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8512324                              .2500
       86,527.25                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8512462                              .2500
      119,399.83                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000
1



      8512470                              .2500
      147,526.52                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8512474                              .2500
      112,820.32                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8512770                              .2500
      264,695.43                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8512780                              .2500
      122,810.19                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8512808                              .2500
      173,834.90                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8512814                              .2500
       80,230.87                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8512818                              .2500
      155,037.71                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8512848                              .2500
      112,255.61                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8512854                              .2500
      137,935.01                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8512954                              .2500
       88,432.66                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8513140                              .2500
      259,781.57                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8513262                              .2500
      151,263.13                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8513324                              .2500
      178,824.64                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8513442                              .2500
      248,306.14                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8513852                              .2500
      225,823.70                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8513908                              .2500
      319,673.08                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8513990                              .2500
      221,239.88                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8514010                              .2500
      145,686.27                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8514088                              .2500
      124,645.08                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8515216                              .2500
       90,869.76                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8515220                              .2500
      242,777.84                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8515256                              .2500
      119,898.26                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8515290                              .2500
       99,533.17                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8515306                              .2500
      129,427.09                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8515322                              .2500
      231,814.47                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8515326                              .2500
      154,408.78                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8515386                              .2500
      135,817.11                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8515394                              .2500
      128,323.28                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8515416                              .2500
       92,123.15                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8515446                              .2500
      129,508.27                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8515484                              .2500
      120,926.69                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8515504                              .2500
      102,407.34                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8515528                              .2500
      209,805.50                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8515554                              .2500
      363,062.40                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8515564                              .2500
      157,857.16                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8515578                              .2500
      134,682.55                          .0500
            5.8750                         .0000
            5.6250                         .0000
            5.5750                         .0000
            5.5750                         .0000

      8515586                              .2500
      199,823.55                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8515648                              .2500
       79,261.95                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8515654                              .2500
      114,253.29                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8515656                              .2500
      171,862.45                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8515678                              .2500
      199,819.19                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8515688                              .2500
      113,192.49                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000
1



      8515692                              .2500
      255,618.70                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8515724                              .2500
      116,899.27                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8515734                              .2500
      155,009.75                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8515752                              .2500
      310,012.60                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8515764                              .2500
      105,104.89                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8515768                              .2500
       53,453.94                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8515774                              .2500
      123,508.27                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8515786                              .2500
      218,639.46                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8515802                              .2500
      158,508.05                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8515818                              .2500
       70,835.90                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8515834                              .2500
       77,508.21                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8515842                              .2500
      152,318.09                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8515844                              .2500
       71,940.98                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8515850                              .2500
      135,809.22                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8515880                              .2500
      113,899.42                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8515970                              .2500
      112,764.28                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8515978                              .2500
      158,872.85                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8516030                              .2500
      272,787.04                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8516048                              .2500
      277,532.41                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8516254                              .2500
      198,515.83                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8516258                              .2500
      143,286.33                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8516294                              .2500
      102,486.92                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8516366                              .2500
      155,266.20                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8516428                              .2500
       94,699.58                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8516484                              .2500
       94,052.84                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8516534                              .2500
      250,794.26                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8516664                              .2500
      164,397.75                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8516762                              .2500
      209,810.15                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8516786                              .2500
      187,114.48                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8516882                              .2500
      131,629.57                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8516950                              .2500
       78,489.81                          .0500
            7.4900                         .0000
            7.2400                         .0000
            7.1900                         .0000
            7.1900                         .0000

      8516958                              .2500
       96,928.01                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8517156                              .2500
      123,655.84                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8517204                              .2500
      139,446.44                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8517306                              .2500
      148,977.78                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8517464                              .2500
      116,816.34                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8517626                              .2500
      148,818.59                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8517698                              .2500
      128,023.07                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8517772                              .2500
      100,877.26                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8517778                              .2500
      140,718.56                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8517972                              .2500
       64,956.29                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8517982                              .2500
      113,704.40                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8517992                              .2500
      138,906.73                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8518034                              .2500
       84,225.63                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8518730                              .2500
      167,774.46                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8518896                              .2500
       78,094.84                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8518932                              .2500
      195,809.50                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8518998                              .2500
      106,535.26                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8519186                              .2500
       71,629.77                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8519242                              .2500
      156,005.38                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8519282                              .2500
      194,823.71                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8519510                              .2500
       96,240.38                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8519524                              .2500
       60,729.22                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8519802                              .2500
      200,643.36                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8520014                              .2500
      216,249.52                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8520198                              .2500
      175,562.94                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8520332                              .2500
      133,812.41                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8520480                              .2500
      119,393.52                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8520672                              .2500
       59,238.96                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8521728                              .2500
      177,927.98                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8521848                              .2500
      262,966.32                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8521864                              .2500
      135,870.95                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8521872                              .2500
      243,889.83                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8521892                              .2500
       49,363.34                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8521896                              .2500
      129,631.72                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8521898                              .2500
      210,981.14                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8521906                              .2500
      131,880.67                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8521918                              .2500
      119,646.89                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8521964                              .2500
      148,262.56                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8521970                              .2500
      170,360.24                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8521976                              .2500
      133,569.04                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8522006                              .2500
       79,937.59                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8522012                              .2500
      140,148.49                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8522026                              .2500
       56,467.36                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8522046                              .2500
      398,639.30                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8522052                              .2500
      289,790.11                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8522068                              .2500
      469,554.05                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000
1



      8522098                              .2500
      185,336.33                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8522114                              .2500
      122,612.55                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8522118                              .2500
       92,528.28                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8522128                              .2500
      168,964.77                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8522138                              .2500
      189,528.51                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8522306                              .2500
      152,337.16                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8522312                              .2500
      305,736.56                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8522316                              .2500
      272,254.74                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8522318                              .2500
      117,773.51                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8522320                              .2500
      209,836.18                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8522348                              .2500
      163,865.31                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8522362                              .2500
      359,682.38                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8522512                              .2500
      113,223.97                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8522522                              .2500
      161,443.96                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8522534                              .2500
      171,450.65                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8522558                              .2500
       39,389.36                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8522588                              .2500
      127,287.59                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8522598                              .2500
      130,566.16                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8522640                              .2500
      180,232.92                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8522650                              .2500
      167,348.58                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8522670                              .2500
      144,868.92                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8522690                              .2500
      224,431.65                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8522712                              .2500
      347,547.09                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8522720                              .2500
      132,383.10                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8522724                              .2500
       87,496.96                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8522828                              .2500
      175,862.70                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8522838                              .2500
      176,252.49                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8522872                              .2500
      154,706.58                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8522936                              .2500
      152,189.70                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8523026                              .2500
       80,623.54                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8523066                              .2500
      145,765.56                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8523074                              .2500
      178,468.52                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8523124                              .2500
      527,011.43                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8523128                              .2500
      151,862.59                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8523180                              .2500
       96,215.04                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8523194                              .2500
      212,830.50                          .0500
            7.1500                         .0000
            6.9000                         .0000
            6.8500                         .0000
            6.8500                         .0000

      8523226                              .2500
      141,500.05                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8523266                              .2500
      132,454.99                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8523306                              .2500
      194,559.09                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8523308                              .2500
       74,992.89                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8523320                              .2500
      110,708.85                          .0500
            6.7000                         .0000
            6.4500                         .0000
            6.4000                         .0000
            6.4000                         .0000

      8523340                              .2500
       81,128.36                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8523424                              .2500
      137,886.88                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8523436                              .2500
      249,784.75                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8523458                              .2500
      119,132.64                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8523476                              .2500
       56,955.54                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8523594                              .2500
      120,431.17                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8523648                              .2500
      298,182.54                          .0500
            7.1500                         .0000
            6.9000                         .0000
            6.8500                         .0000
            6.8500                         .0000

      8523708                              .2500
       59,850.90                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8523734                              .2500
      133,579.14                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8523934                              .2500
      338,208.56                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8524256                              .2500
      142,485.97                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8524330                              .2500
      254,374.27                          .0500
            6.6000                         .0000
            6.3500                         .0000
            6.3000                         .0000
            6.3000                         .0000

      8524460                              .2500
      163,755.80                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8524468                              .2500
      119,891.52                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8524538                              .2500
      178,867.15                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8524552                              .2500
      172,540.05                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8524554                              .2500
      120,634.43                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8524626                              .2500
      214,796.00                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8524680                              .2500
      101,894.32                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8524802                              .2500
       83,369.62                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8524874                              .2500
      176,398.45                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8524894                              .2500
      158,360.00                          .0500
            7.4900                         .0000
            7.2400                         .0000
            7.1900                         .0000
            7.1900                         .0000
1



      8524938                              .2500
      116,634.38                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8525118                              .2500
      166,207.61                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8525148                              .2500
      102,782.64                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8525174                              .2500
      144,381.56                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8525210                              .2500
      169,847.04                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8525218                              .2500
      158,532.26                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8525224                              .2500
      136,396.14                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8525234                              .2500
       87,745.61                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8525246                              .2500
       76,934.22                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8525292                              .2500
      257,308.90                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8525320                              .2500
      142,058.22                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8525328                              .2500
       60,934.86                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8525342                              .2500
      180,865.67                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8525384                              .2500
      179,796.50                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      8525414                              .2500
      239,788.25                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8525418                              .2500
      151,650.26                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8525462                              .2500
      134,607.30                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8525470                              .2500
      133,637.63                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8525474                              .2500
      173,350.62                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8525556                              .2500
      189,731.80                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8525572                              .2500
      235,372.51                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8525588                              .2500
      153,486.58                          .0500
            6.7900                         .0000
            6.5400                         .0000
            6.4900                         .0000
            6.4900                         .0000

      8525600                              .2500
      235,165.66                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8525660                              .2500
      154,719.91                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8525674                              .2500
      180,140.93                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8525684                              .2500
      280,564.09                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8525694                              .2500
       94,927.71                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8525696                              .2500
      116,212.84                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      8525734                              .2500
      151,887.19                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8525782                              .2500
       93,417.50                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8526046                              .2500
      154,863.25                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8526332                              .2500
      197,853.06                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8526376                              .2500
      132,573.90                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8526494                              .2500
      267,557.90                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8526506                              .2500
      201,726.39                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8526772                              .2500
      126,145.49                          .0500
            6.9500                         .0000
            6.7000                         .0000
            6.6500                         .0000
            6.6500                         .0000

      8526774                              .2500
      150,247.32                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8526858                              .2500
      183,105.81                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8526864                              .2500
      285,808.10                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8526892                              .2500
      298,729.70                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8526894                              .2500
      152,351.78                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8526902                              .2500
      417,343.27                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000
1



      8526916                              .2500
      168,803.75                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8526918                              .2500
      175,025.59                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8526924                              .2500
      159,160.09                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8526926                              .2500
      164,389.40                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8526932                              .2500
      101,456.59                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8526966                              .2500
      188,282.90                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8526974                              .2500
      199,823.55                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8527052                              .2500
       85,934.56                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8527072                              .2500
      124,407.60                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8527082                              .2500
      115,131.62                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8527084                              .2500
      220,779.99                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8527130                              .2500
      192,449.75                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8527132                              .2500
      177,281.63                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8527140                              .2500
      142,146.43                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8527150                              .2500
      182,083.97                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8527152                              .2500
      167,805.39                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8527154                              .2500
      188,657.35                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8527170                              .2500
      101,898.46                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8527186                              .2500
      156,677.68                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8527214                              .2500
       70,443.28                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8527222                              .2500
      151,614.71                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8527230                              .2500
      105,815.31                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8527242                              .2500
      108,586.36                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8527250                              .2500
      180,685.39                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8527256                              .2500
       74,612.27                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8527310                              .2500
       72,047.82                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8527336                              .2500
      222,313.07                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8527358                              .2500
      219,183.09                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8527400                              .2500
      128,131.22                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8527446                              .2500
      175,737.08                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8527454                              .2500
       73,535.06                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8527460                              .2500
       94,918.21                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8527482                              .2500
      149,383.38                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8527490                              .2500
      149,361.53                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8527510                              .2500
      123,903.27                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8527512                              .2500
      139,876.48                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8527532                              .2500
      106,910.11                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8527548                              .2500
      175,000.00                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8527564                              .2500
      115,360.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8527572                              .2500
       99,918.03                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8527574                              .2500
      140,910.09                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8527630                              .2500
       84,485.66                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8527638                              .2500
      206,846.38                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8527640                              .2500
      159,900.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8527646                              .2500
      144,019.68                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8527654                              .2500
      246,782.08                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8527682                              .2500
       72,051.63                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8527710                              .2500
       36,018.20                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8527728                              .2500
      392,203.65                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8527738                              .2500
      106,762.41                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8527740                              .2500
      223,792.53                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8527746                              .2500
       48,114.26                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8527766                              .2500
      184,500.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8527786                              .2500
      303,594.73                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8527912                              .2500
      110,318.55                          .0500
            7.5300                         .0000
            7.2800                         .0000
            7.2300                         .0000
            7.2300                         .0000

      8527928                              .2500
      195,550.63                          .0500
            7.3600                         .0000
            7.1100                         .0000
            7.0600                         .0000
            7.0600                         .0000
1



      8527930                              .2500
       65,243.44                          .0500
            6.7200                         .0000
            6.4700                         .0000
            6.4200                         .0000
            6.4200                         .0000

      8527932                              .2500
      211,690.58                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8527938                              .2500
       93,001.84                          .0500
            6.2600                         .0000
            6.0100                         .0000
            5.9600                         .0000
            5.9600                         .0000

      8527940                              .2500
      200,517.21                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8527944                              .2500
      205,857.22                          .0500
            7.8400                         .0000
            7.5900                         .0000
            7.5400                         .0000
            7.5400                         .0000

      8527966                              .2500
       76,165.88                          .0500
            7.7200                         .0000
            7.4700                         .0000
            7.4200                         .0000
            7.4200                         .0000

      8527970                              .2500
      156,394.99                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000
1



      8527984                              .2500
      185,262.41                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8528012                              .2500
      214,840.44                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8528022                              .2500
      144,007.49                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8528024                              .2500
      108,209.01                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8528028                              .2500
      107,414.03                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8528032                              .2500
      119,804.12                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8528052                              .2500
      151,293.05                          .0500
            7.3000                         .0000
            7.0500                         .0000
            7.0000                         .0000
            7.0000                         .0000
1



      8528076                              .2500
      165,214.46                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8528078                              .2500
      169,819.51                          .0500
            7.3300                         .0000
            7.0800                         .0000
            7.0300                         .0000
            7.0300                         .0000

      8528084                              .2500
       73,772.06                          .0500
            7.2200                         .0000
            6.9700                         .0000
            6.9200                         .0000
            6.9200                         .0000

      8528096                              .2500
      121,955.54                          .0500
            7.0300                         .0000
            6.7800                         .0000
            6.7300                         .0000
            6.7300                         .0000

      8528100                              .2500
      128,549.11                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8528104                              .2500
       81,526.23                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8528118                              .2500
      142,020.70                          .0500
            6.8800                         .0000
            6.6300                         .0000
            6.5800                         .0000
            6.5800                         .0000
1



      8528140                              .2500
      107,282.54                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8528180                              .2500
      159,528.52                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8528190                              .2500
      180,083.05                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8528218                              .2500
      154,077.40                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8528250                              .2500
      269,659.73                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8528270                              .2500
      165,377.18                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8528310                              .2500
      115,455.10                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000
1



      8528326                              .2500
      146,860.52                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8528332                              .2500
       96,019.26                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8528336                              .2500
      149,409.43                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8528374                              .2500
      143,323.43                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8528458                              .2500
      171,887.48                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8528574                              .2500
      114,619.05                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8530342                              .2500
      149,261.82                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000
1



      8530536                              .2500
      173,539.12                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8530568                              .2500
      136,884.91                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8530592                              .2500
      159,038.60                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8530716                              .2500
      203,799.65                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8530824                              .2500
       69,298.53                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8531058                              .2500
      123,646.03                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8531138                              .2500
      159,887.07                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8531188                              .2500
      201,680.42                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8531194                              .2500
      205,854.61                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8531224                              .2500
      182,174.53                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8531248                              .2500
       79,042.75                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8531268                              .2500
      222,217.69                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8531384                              .2500
      192,376.66                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8531570                              .2500
       49,370.08                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      8531606                              .2500
      152,234.33                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8531662                              .2500
       93,621.76                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8531716                              .2500
      175,762.55                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8531900                              .2500
       60,282.42                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8532066                              .2500
       68,456.32                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8532100                              .2500
      341,248.66                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8532178                              .2500
      115,280.11                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      8532224                              .2500
      228,834.25                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8532256                              .2500
       74,843.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8532378                              .2500
       65,961.04                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8532408                              .2500
      140,731.67                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8532544                              .2500
      292,248.16                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8532556                              .2500
      256,014.57                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8532620                              .2500
      150,695.06                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8532710                              .2500
       70,000.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8532726                              .2500
       73,068.56                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8532738                              .2500
       89,923.39                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8532776                              .2500
      105,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8532848                              .2500
      169,870.64                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8532886                              .2500
      279,952.08                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8532940                              .2500
      236,736.97                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8532946                              .2500
      165,626.60                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8532984                              .2500
      159,952.11                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8532996                              .2500
      137,373.69                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8533004                              .2500
      152,352.40                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8533088                              .2500
      121,389.05                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8533106                              .2500
      159,386.26                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8533110                              .2500
      147,754.92                          .0500
            6.7400                         .0000
            6.4900                         .0000
            6.4400                         .0000
            6.4400                         .0000
1



      8533132                              .2500
       84,036.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8533140                              .2500
      339,653.99                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8533144                              .2500
      161,447.06                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8533172                              .2500
      170,845.41                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8533252                              .2500
       55,575.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8533386                              .2500
      111,922.92                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8533468                              .2500
      185,831.85                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8533502                              .2500
       85,538.05                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8533514                              .2500
      101,650.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8533546                              .2500
      173,904.83                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8533572                              .2500
      229,450.28                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8533686                              .2500
      180,070.56                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8533730                              .2500
      156,082.17                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8533816                              .2500
      231,552.26                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      8533862                              .2500
       66,288.24                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8533924                              .2500
       91,925.07                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8533946                              .2500
      162,662.19                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8533966                              .2500
      248,805.76                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8534000                              .2500
      132,746.93                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8534068                              .2500
      169,464.37                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8534166                              .2500
      242,280.78                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8534262                              .2500
      157,377.13                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8534302                              .2500
      205,027.61                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8534450                              .2500
      225,018.36                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8534476                              .2500
      154,401.48                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8534494                              .2500
      184,744.66                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8534578                              .2500
      125,601.94                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8534718                              .2500
      130,387.64                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8534752                              .2500
      107,402.82                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8534810                              .2500
      294,733.32                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8534832                              .2500
      317,732.85                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8534992                              .2500
      130,875.70                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8535406                              .2500
      163,237.58                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8535656                              .2500
      135,888.52                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8535836                              .2500
       47,223.79                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      8535846                              .2500
      100,905.06                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8535888                              .2500
      165,723.81                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8535954                              .2500
       63,811.40                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8535994                              .2500
      105,838.80                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8536056                              .2500
       68,953.43                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8536502                              .2500
       79,932.79                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8536626                              .2500
      172,500.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000
1



      8538253                              .2500
      111,515.26                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8538496                              .2500
      152,271.97                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8538528                              .2500
      172,854.66                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8538568                              .2500
      122,886.08                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8538658                              .2500
       89,934.87                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8538682                              .2500
       75,433.39                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8538714                              .2500
      172,787.15                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8538808                              .2500
      347,403.81                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8538881                              .2500
      115,321.58                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8538926                              .2500
       50,121.87                          .0500
            7.3800                         .0000
            7.1300                         .0000
            7.0800                         .0000
            7.0800                         .0000

      8538930                              .2500
       63,597.82                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8538968                              .2500
      105,505.94                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8539006                              .2500
      155,530.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8539012                              .2500
      149,776.89                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000
1



      8539016                              .2500
      179,337.73                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8539018                              .2500
      159,477.21                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8539020                              .2500
      165,842.49                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8539214                              .2500
       69,948.05                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8539580                              .2500
      158,382.38                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8539650                              .2500
      169,374.21                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8539692                              .2500
      179,735.14                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000
1



      8539738                              .2500
      101,636.51                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8539912                              .2500
      162,474.18                          .0500
            5.8750                         .0000
            5.6250                         .0000
            5.5750                         .0000
            5.5750                         .0000

      8540118                              .2500
      550,014.31                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8540896                              .2500
      264,771.85                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8541020                              .2500
       91,125.24                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8541044                              .2500
       92,000.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8541336                              .2500
      183,488.77                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      8541346                              .2500
       57,201.90                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8541372                              .2500
      142,888.45                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8541380                              .2500
      141,851.75                          .0500
            5.7500                         .0000
            5.5000                         .0000
            5.4500                         .0000
            5.4500                         .0000

      8541664                              .2500
       32,480.31                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8541774                              .2500
      104,422.45                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8541792                              .2500
      123,406.03                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8541800                              .2500
       93,844.57                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000
1



      8541812                              .2500
       83,952.91                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8541824                              .2500
       76,446.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8541834                              .2500
      154,632.51                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8541842                              .2500
       83,865.26                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8541854                              .2500
      150,856.73                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8541868                              .2500
      123,808.05                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8541878                              .2500
       92,917.95                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8541888                              .2500
       99,837.91                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8541962                              .2500
      172,373.78                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8542886                              .2500
      250,339.50                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8542898                              .2500
      357,378.73                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8543086                              .2500
      209,805.50                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8543148                              .2500
       66,814.38                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8543232                              .2500
      107,014.36                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8543288                              .2500
      252,130.71                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8543292                              .2500
      121,584.94                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8543300                              .2500
      108,029.29                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8543416                              .2500
      269,731.21                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8543417                              .2500
      148,133.80                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8543510                              .2500
      149,202.34                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8544000                              .2500
      261,729.93                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8544080                              .2500
      125,566.75                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8544156                              .2500
      177,964.48                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8544304                              .2500
      185,085.56                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8544306                              .2500
      104,767.48                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8544364                              .2500
       94,689.67                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8544446                              .2500
       98,323.24                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8544552                              .2500
      117,447.03                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8544688                              .2500
       93,943.05                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8544690                              .2500
       97,827.34                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8544698                              .2500
      119,586.43                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8544699                              .2500
      176,132.84                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8545670                              .2500
      170,349.57                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8545680                              .2500
      135,500.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8545690                              .2500
      216,197.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      8545704                              .2500
      187,271.03                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8545720                              .2500
      182,860.75                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8545728                              .2500
      185,765.45                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8545746                              .2500
      169,950.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8545764                              .2500
      185,165.89                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8545806                              .2500
       84,812.31                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8545818                              .2500
      186,331.40                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8545824                              .2500
       41,168.65                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8545826                              .2500
      200,708.25                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8545898                              .2500
      164,868.05                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8545912                              .2500
      170,980.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8545920                              .2500
      130,578.94                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8545952                              .2500
      207,221.77                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8545974                              .2500
      166,345.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8545980                              .2500
      110,899.65                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8546010                              .2500
      185,020.90                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8546014                              .2500
      161,314.36                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8546026                              .2500
      198,230.77                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8546034                              .2500
      180,500.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8546040                              .2500
      123,293.76                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8546044                              .2500
      250,290.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8546132                              .2500
      172,132.24                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8546134                              .2500
      181,604.66                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8546136                              .2500
      124,907.23                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8546170                              .2500
      117,603.52                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8546246                              .2500
       88,282.77                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8546264                              .2500
      189,855.43                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8546348                              .2500
       49,708.21                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8546354                              .2500
      357,699.23                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8546358                              .2500
      205,850.90                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8546408                              .2500
      138,907.56                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8546414                              .2500
      133,673.04                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8546424                              .2500
      102,313.97                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8546426                              .2500
      211,834.62                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8546430                              .2500
      136,393.52                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8546432                              .2500
      181,900.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8546448                              .2500
       82,419.81                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8546458                              .2500
      124,567.02                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8546470                              .2500
      142,391.57                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8546532                              .2500
      287,546.08                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8546538                              .2500
      201,846.29                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8546540                              .2500
      120,391.06                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8546566                              .2500
      243,861.11                          .0500
            5.8750                         .0000
            5.6250                         .0000
            5.5750                         .0000
            5.5750                         .0000

      8546568                              .2500
      248,480.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8546666                              .2500
      122,413.54                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8546668                              .2500
       56,100.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8546672                              .2500
      202,325.65                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8546674                              .2500
      101,570.71                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8546682                              .2500
      195,050.67                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8546686                              .2500
      259,045.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8546732                              .2500
      148,777.38                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8546758                              .2500
      124,994.90                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8546760                              .2500
      304,706.14                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8546768                              .2500
      181,900.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8546800                              .2500
      161,078.33                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8546816                              .2500
      217,330.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8546832                              .2500
      146,500.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8546834                              .2500
      173,218.09                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8546840                              .2500
      107,966.88                          .0500
            6.8500                         .0000
            6.6000                         .0000
            6.5500                         .0000
            6.5500                         .0000

      8546908                              .2500
      161,710.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8546914                              .2500
      129,000.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8546936                              .2500
      158,887.77                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8546940                              .2500
      299,215.82                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000
1



      8547044                              .2500
      150,380.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8547060                              .2500
      351,500.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8547112                              .2500
      123,600.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8547126                              .2500
      138,983.14                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8547178                              .2500
       59,950.82                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8547180                              .2500
      120,500.00                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8547182                              .2500
      133,881.77                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8547190                              .2500
       68,511.48                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8547198                              .2500
      170,435.79                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8547210                              .2500
      250,911.70                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8547220                              .2500
      231,578.01                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8547226                              .2500
      156,452.26                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8547258                              .2500
      168,082.29                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8547264                              .2500
      124,886.99                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8547268                              .2500
      161,410.91                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8547286                              .2500
      149,247.22                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8547334                              .2500
       83,600.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8547370                              .2500
      165,692.63                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8547454                              .2500
      104,702.24                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8547766                              .2500
      125,309.24                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8548152                              .2500
       94,070.48                          .0500
            6.2400                         .0000
            5.9900                         .0000
            5.9400                         .0000
            5.9400                         .0000
1



      8548206                              .2500
      108,065.45                          .0500
            7.2400                         .0000
            6.9900                         .0000
            6.9400                         .0000
            6.9400                         .0000

      8548230                              .2500
      195,700.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8548282                              .2500
      149,674.15                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8548298                              .2500
      133,807.85                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8548304                              .2500
      130,881.57                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8548336                              .2500
      178,044.57                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8548373                              .2500
      123,012.43                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8548388                              .2500
      443,183.39                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8548390                              .2500
       51,300.00                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8548394                              .2500
       57,731.70                          .0500
            6.9000                         .0000
            6.6500                         .0000
            6.6000                         .0000
            6.6000                         .0000

      8548454                              .2500
      191,437.82                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8548460                              .2500
      133,848.07                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8548468                              .2500
      172,398.74                          .0500
            7.5700                         .0000
            7.3200                         .0000
            7.2700                         .0000
            7.2700                         .0000

      8548528                              .2500
       95,913.21                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8548534                              .2500
      109,038.02                          .0500
            6.3300                         .0000
            6.0800                         .0000
            6.0300                         .0000
            6.0300                         .0000

      8548564                              .2500
       69,458.97                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8548568                              .2500
      126,680.15                          .0500
            6.4900                         .0000
            6.2400                         .0000
            6.1900                         .0000
            6.1900                         .0000

      8548620                              .2500
      174,553.24                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8548628                              .2500
      238,237.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8548640                              .2500
       99,500.37                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8548668                              .2500
      177,454.42                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8548714                              .2500
      277,927.15                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8548742                              .2500
       63,822.29                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8548750                              .2500
      146,166.74                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8548754                              .2500
      181,735.55                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8548758                              .2500
      261,779.89                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8548768                              .2500
       94,088.35                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8548846                              .2500
       94,829.57                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8548862                              .2500
      155,500.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8548886                              .2500
      220,122.61                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8548888                              .2500
      200,043.82                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8548926                              .2500
      190,368.90                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8548928                              .2500
       59,112.75                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8549052                              .2500
      135,000.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8549260                              .2500
      161,300.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8549400                              .2500
      133,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8549412                              .2500
      206,000.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8549772                              .2500
      200,697.17                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8549832                              .2500
      148,777.38                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8549862                              .2500
       28,405.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8549870                              .2500
      170,975.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8549876                              .2500
       97,425.81                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8549928                              .2500
      170,355.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8549936                              .2500
       84,000.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8549978                              .2500
      113,197.58                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8549986                              .2500
      283,250.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8550000                              .2500
      101,922.38                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8550006                              .2500
       60,873.57                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8550008                              .2500
      336,810.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8550050                              .2500
      135,000.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8550052                              .2500
      180,800.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8550062                              .2500
      226,600.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8550092                              .2500
      141,419.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8550148                              .2500
      345,000.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8550182                              .2500
      293,000.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8550198                              .2500
      124,900.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8550200                              .2500
      151,875.41                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8550204                              .2500
      130,987.13                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8550208                              .2500
      119,450.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8550212                              .2500
      183,900.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8550214                              .2500
       93,730.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8550458                              .2500
       95,111.98                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8550564                              .2500
      169,844.37                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      8550626                              .2500
      186,831.01                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8550648                              .2500
       61,750.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8550650                              .2500
      138,500.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8550690                              .2500
      291,793.91                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8550696                              .2500
      162,156.81                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8550824                              .2500
      610,919.78                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8550878                              .2500
      235,142.35                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8551140                              .2500
       63,462.51                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8551172                              .2500
      149,598.90                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8551414                              .2500
      194,832.11                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8551508                              .2500
      284,779.53                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8551638                              .2500
      649,383.25                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8551708                              .2500
      114,651.49                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8551830                              .2500
       96,000.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000
1



      8552020                              .2500
      268,363.02                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8552096                              .2500
      116,509.04                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8552182                              .2500
      247,952.91                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8552198                              .2500
      161,896.70                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8552334                              .2500
       82,200.17                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8552378                              .2500
      315,207.78                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8552410                              .2500
      294,802.06                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000
1



      8552490                              .2500
       71,720.39                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8552535                              .2500
      243,019.09                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8552550                              .2500
      147,600.00                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8552704                              .2500
      145,520.00                          .0500
            7.4900                         .0000
            7.2400                         .0000
            7.1900                         .0000
            7.1900                         .0000

      8552776                              .2500
      140,972.55                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8552858                              .2500
       97,787.60                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8552872                              .2500
      149,775.91                          .0500
            6.9500                         .0000
            6.7000                         .0000
            6.6500                         .0000
            6.6500                         .0000
1



      8552906                              .2500
      247,878.57                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8552932                              .2500
       84,787.03                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8553152                              .2500
      169,327.35                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8553254                              .2500
      141,897.22                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8553302                              .2500
      284,742.36                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8553422                              .2500
      138,881.85                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8553430                              .2500
      179,535.83                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8553572                              .2500
       56,957.70                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8553596                              .2500
       81,229.99                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8553696                              .2500
      159,540.12                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8553800                              .2500
      260,428.20                          .0500
            8.3800                         .0000
            8.1300                         .0000
            8.0800                         .0000
            8.0800                         .0000

      8553822                              .2500
      120,707.68                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8553852                              .2500
      128,656.82                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8554144                              .2500
       97,780.94                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8554192                              .2500
      185,000.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8554212                              .2500
      130,702.92                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8554230                              .2500
      162,603.95                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8554316                              .2500
      130,892.62                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8554334                              .2500
      277,866.36                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8554344                              .2500
      272,051.82                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8554346                              .2500
      198,563.30                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      8554374                              .2500
      193,837.01                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8554936                              .2500
       82,826.86                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8554994                              .2500
       90,871.69                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8555066                              .2500
      180,132.08                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8555128                              .2500
      128,392.05                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8555132                              .2500
      187,092.69                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8555134                              .2500
      133,648.23                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8555136                              .2500
      119,739.32                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8555246                              .2500
      101,570.70                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8555310                              .2500
      185,275.34                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8555332                              .2500
       90,435.66                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8555334                              .2500
       99,823.98                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8555338                              .2500
      106,424.83                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8555342                              .2500
       89,545.46                          .0500
            7.6500                         .0000
            7.4000                         .0000
            7.3500                         .0000
            7.3500                         .0000
1



      8555348                              .2500
       92,639.36                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8555406                              .2500
      251,826.57                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8555412                              .2500
      337,230.10                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8555418                              .2500
      108,899.04                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8555420                              .2500
       44,599.00                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8555434                              .2500
      104,827.81                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8555456                              .2500
      253,000.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8555490                              .2500
      107,563.91                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8555492                              .2500
      109,695.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8555496                              .2500
      189,520.00                          .0500
            8.2400                         .0000
            7.9900                         .0000
            7.9400                         .0000
            7.9400                         .0000

      8555542                              .2500
      260,652.44                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8555578                              .2500
      185,914.74                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8555806                              .2500
      191,700.00                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8555822                              .2500
      266,200.61                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8555824                              .2500
      493,108.62                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8555840                              .2500
      102,550.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8555844                              .2500
      246,776.71                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8555856                              .2500
      114,123.37                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8555874                              .2500
       86,983.61                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8555902                              .2500
      243,300.41                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8555918                              .2500
      118,657.30                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000
1



      8555938                              .2500
      154,411.11                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8555940                              .2500
      140,403.31                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8555978                              .2500
      200,704.63                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8555982                              .2500
       75,836.23                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8556032                              .2500
      348,610.84                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8556194                              .2500
      350,689.54                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8556342                              .2500
      230,306.35                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8556428                              .2500
       83,600.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8556730                              .2500
      303,408.77                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8556790                              .2500
      246,397.05                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8557030                              .2500
      103,000.00                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8557050                              .2500
       83,400.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8557114                              .2500
      183,500.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8557180                              .2500
       77,201.98                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      8557332                              .2500
      142,071.74                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8557382                              .2500
      129,803.60                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8557412                              .2500
      203,316.03                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8557416                              .2500
      172,010.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8557418                              .2500
       56,448.92                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8557448                              .2500
      119,480.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      8558130                              .2500
       71,951.69                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000
1



      8558166                              .2500
      167,490.36                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8558332                              .2500
      205,440.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8558430                              .2500
      131,000.24                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8558532                              .2500
      212,150.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8558566                              .2500
      177,000.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8558576                              .2500
       49,400.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8558588                              .2500
      246,000.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8558596                              .2500
       87,250.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8558618                              .2500
       86,475.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8558622                              .2500
      175,000.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8558656                              .2500
      280,250.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8558774                              .2500
      151,410.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8558790                              .2500
      260,900.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8558912                              .2500
      165,850.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8559028                              .2500
      167,500.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8559036                              .2500
      248,400.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8559154                              .2500
      178,860.36                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8559194                              .2500
      122,084.05                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8559220                              .2500
      133,423.19                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8559240                              .2500
       59,802.14                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8559300                              .2500
      280,619.79                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8559302                              .2500
       51,964.21                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8559326                              .2500
      186,000.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8559366                              .2500
      101,650.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8559368                              .2500
      182,889.13                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8559374                              .2500
       68,900.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8559378                              .2500
      199,231.39                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8559720                              .2500
      273,300.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8559724                              .2500
      113,490.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8559736                              .2500
      112,310.42                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8559742                              .2500
       86,000.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8559748                              .2500
      146,388.52                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8559766                              .2500
      184,900.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8559772                              .2500
      268,912.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8559778                              .2500
       61,800.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      8559784                              .2500
       98,700.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8559820                              .2500
       89,610.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8559886                              .2500
       56,905.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8559926                              .2500
      199,831.97                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8559942                              .2500
       81,320.00                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8559976                              .2500
      210,000.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8559978                              .2500
       69,150.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8560002                              .2500
      133,000.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8560008                              .2500
      206,500.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8560068                              .2500
      110,210.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8560072                              .2500
      111,067.51                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8560120                              .2500
      191,900.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8560142                              .2500
      175,000.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8560144                              .2500
      298,500.00                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000
1



      8560302                              .2500
      109,905.29                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8560316                              .2500
      156,000.00                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8560350                              .2500
      106,500.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8560360                              .2500
      227,000.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8560392                              .2500
      148,320.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8560422                              .2500
      131,800.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8560514                              .2500
      195,547.33                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8560566                              .2500
       93,564.18                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8560590                              .2500
      125,660.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8560650                              .2500
      141,500.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8560696                              .2500
      144,900.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8560780                              .2500
       92,637.80                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8560816                              .2500
      254,925.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8560852                              .2500
       71,741.14                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8560872                              .2500
      172,000.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8560916                              .2500
       32,274.17                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8560934                              .2500
       95,171.92                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8560982                              .2500
       91,924.59                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8561030                              .2500
       56,954.19                          .0500
            7.1000                         .0000
            6.8500                         .0000
            6.8000                         .0000
            6.8000                         .0000

      8561166                              .2500
      317,325.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8561208                              .2500
      296,225.39                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8561224                              .2500
       88,000.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8561298                              .2500
      319,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8561300                              .2500
      160,251.75                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8561358                              .2500
      190,889.24                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8561612                              .2500
       96,662.53                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8562140                              .2500
      129,893.44                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8562154                              .2500
       94,937.38                          .0500
            6.8000                         .0000
            6.5500                         .0000
            6.5000                         .0000
            6.5000                         .0000
1



      8562166                              .2500
      359,466.76                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8562182                              .2500
       35,169.39                          .0500
            6.7000                         .0000
            6.4500                         .0000
            6.4000                         .0000
            6.4000                         .0000

      8562194                              .2500
      168,367.32                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8562208                              .2500
      144,200.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8562216                              .2500
      113,236.48                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8562218                              .2500
      103,790.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8562244                              .2500
      121,400.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8562290                              .2500
      144,092.98                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8562324                              .2500
       73,625.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8562374                              .2500
      133,000.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8562408                              .2500
      139,782.47                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8562446                              .2500
       74,675.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8562456                              .2500
       72,000.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8562462                              .2500
      151,887.19                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8562486                              .2500
      129,803.60                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8562488                              .2500
      117,344.97                          .0500
            8.2400                         .0000
            7.9900                         .0000
            7.9400                         .0000
            7.9400                         .0000

      8562490                              .2500
      152,300.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8562526                              .2500
      298,285.29                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8562546                              .2500
      186,861.45                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8562548                              .2500
      244,789.06                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8562552                              .2500
      193,511.25                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8562556                              .2500
      118,381.85                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8562624                              .2500
      149,800.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8562630                              .2500
      123,951.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8562632                              .2500
       89,000.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8562650                              .2500
      112,350.00                          .0500
            6.9880                         .0000
            6.7380                         .0000
            6.6880                         .0000
            6.6880                         .0000

      8562688                              .2500
      178,370.81                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8562712                              .2500
      105,000.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8562722                              .2500
       97,850.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8562766                              .2500
      187,250.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8562768                              .2500
      143,420.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8562784                              .2500
      129,588.82                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8562850                              .2500
       99,925.79                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8562900                              .2500
      155,335.84                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8562902                              .2500
      132,500.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8563008                              .2500
      163,905.64                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8563046                              .2500
      234,807.00                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8563050                              .2500
      101,700.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8563056                              .2500
       83,000.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8563064                              .2500
       88,735.39                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8563090                              .2500
       66,536.24                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8563126                              .2500
      196,000.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8563288                              .2500
      150,919.95                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8563344                              .2500
      285,001.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8563398                              .2500
      172,000.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8563460                              .2500
      139,200.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8563462                              .2500
      180,500.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8563494                              .2500
      111,406.32                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8563496                              .2500
      122,570.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8563542                              .2500
      195,700.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8563546                              .2500
       84,438.84                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8563660                              .2500
      137,505.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8563666                              .2500
      150,800.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8563674                              .2500
      165,429.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8563688                              .2500
      171,000.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8563692                              .2500
       91,900.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8563708                              .2500
       90,104.93                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8563712                              .2500
       70,040.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8563768                              .2500
       97,850.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8563770                              .2500
       50,255.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8563816                              .2500
      156,000.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8563818                              .2500
      171,270.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8563842                              .2500
      210,900.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8563852                              .2500
      169,950.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8563876                              .2500
      150,000.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8563900                              .2500
      199,865.80                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8563972                              .2500
      173,300.66                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8563998                              .2500
      116,000.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8564060                              .2500
      119,000.00                          .0500
            6.7400                         .0000
            6.4900                         .0000
            6.4400                         .0000
            6.4400                         .0000

      8564092                              .2500
       73,000.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8564094                              .2500
      128,000.00                          .0500
            7.4900                         .0000
            7.2400                         .0000
            7.1900                         .0000
            7.1900                         .0000

      8564100                              .2500
      161,870.45                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8564112                              .2500
      244,473.36                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8564212                              .2500
      107,850.01                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8564228                              .2500
       89,535.14                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8564342                              .2500
      120,195.72                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8564546                              .2500
       99,150.00                          .0500
            7.7400                         .0000
            7.4900                         .0000
            7.4400                         .0000
            7.4400                         .0000
1



      8564570                              .2500
       63,316.78                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8564698                              .2500
      123,887.90                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8564704                              .2500
      164,861.38                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8564706                              .2500
      113,420.00                          .0500
            7.3500                         .0000
            7.1000                         .0000
            7.0500                         .0000
            7.0500                         .0000

      8564712                              .2500
      214,828.07                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8564782                              .2500
      163,251.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8564796                              .2500
      158,903.68                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      8564850                              .2500
      256,417.99                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8564926                              .2500
       85,518.78                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8565014                              .2500
      218,211.96                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8565206                              .2500
      126,890.66                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8565220                              .2500
      258,692.96                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8565336                              .2500
      154,866.55                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8565348                              .2500
      117,472.75                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8565358                              .2500
      291,842.29                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8565504                              .2500
      305,900.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8566042                              .2500
       92,000.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8566068                              .2500
      166,841.54                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8566176                              .2500
       84,406.14                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8566614                              .2500
      147,525.49                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8567334                              .2500
      152,400.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8567446                              .2500
      127,446.74                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8567534                              .2500
      152,899.25                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8567804                              .2500
      133,807.85                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8567858                              .2500
      104,909.60                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8568022                              .2500
      143,000.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8568064                              .2500
      112,575.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8568070                              .2500
      159,000.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8568132                              .2500
       77,250.00                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      8568178                              .2500
      181,560.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8568312                              .2500
      168,381.08                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8568398                              .2500
      180,369.36                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8568410                              .2500
      390,687.80                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8568486                              .2500
      327,717.59                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8568566                              .2500
       64,200.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8568670                              .2500
       98,924.67                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8568688                              .2500
      109,166.86                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8568696                              .2500
      137,500.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8568702                              .2500
      225,700.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8568772                              .2500
      141,500.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8568806                              .2500
      154,956.35                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8568810                              .2500
      188,173.10                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8568812                              .2500
       75,939.22                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8569496                              .2500
      333,010.93                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8569498                              .2500
      148,728.12                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8569502                              .2500
      154,500.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8569526                              .2500
      282,868.62                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8569534                              .2500
      171,869.12                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8569748                              .2500
      119,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8569752                              .2500
       87,000.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8569762                              .2500
      142,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8569812                              .2500
       93,550.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8569828                              .2500
      222,600.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8569844                              .2500
      147,600.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8569868                              .2500
      143,200.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8569880                              .2500
      129,000.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8569918                              .2500
       95,550.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8569932                              .2500
      247,000.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8569934                              .2500
      148,700.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8569944                              .2500
      257,500.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8570006                              .2500
      209,500.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8570010                              .2500
       75,470.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8570026                              .2500
      188,000.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8570110                              .2500
       98,400.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8570156                              .2500
      119,892.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8570162                              .2500
      318,661.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8570174                              .2500
       71,155.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8570190                              .2500
       69,700.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8570228                              .2500
      109,140.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8570232                              .2500
      125,000.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8570236                              .2500
      117,740.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8570326                              .2500
      180,855.26                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8570332                              .2500
       93,847.36                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8570488                              .2500
      115,360.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8570510                              .2500
      182,857.24                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8570650                              .2500
      112,927.79                          .0500
            8.2400                         .0000
            7.9900                         .0000
            7.9400                         .0000
            7.9400                         .0000

      8570656                              .2500
      262,762.24                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8571463                              .2500
      200,640.09                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8571853                              .2500
      220,738.89                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8572684                              .2500
      299,329.15                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8572820                              .2500
      142,130.48                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8572824                              .2500
      183,367.18                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8572874                              .2500
      214,301.32                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8573446                              .2500
      132,500.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8573454                              .2500
      222,293.92                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8573608                              .2500
       99,772.14                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8573694                              .2500
       84,953.57                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      8573708                              .2500
      121,913.90                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8573732                              .2500
       81,927.72                          .0500
            6.6300                         .0000
            6.3800                         .0000
            6.3300                         .0000
            6.3300                         .0000

      8573786                              .2500
       51,356.82                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8573808                              .2500
      183,877.47                          .0500
            6.6200                         .0000
            6.3700                         .0000
            6.3200                         .0000
            6.3200                         .0000
1



      8573846                              .2500
      129,678.76                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8573892                              .2500
      187,000.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8573932                              .2500
      147,000.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8573990                              .2500
      125,000.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8574014                              .2500
      438,700.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8574058                              .2500
      111,979.55                          .0500
            6.4900                         .0000
            6.2400                         .0000
            6.1900                         .0000
            6.1900                         .0000

      8574072                              .2500
      200,800.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8574100                              .2500
      163,000.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8574128                              .2500
      118,602.71                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8574202                              .2500
      122,000.00                          .0500
            8.6900                         .0000
            8.4400                         .0000
            8.3900                         .0000
            8.3900                         .0000

      8574264                              .2500
      155,392.78                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8574370                              .2500
      141,084.26                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8574374                              .2500
       79,111.83                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8574418                              .2500
      153,485.77                          .0500
            7.4900                         .0000
            7.2400                         .0000
            7.1900                         .0000
            7.1900                         .0000
1



      8574500                              .2500
      149,228.54                          .0500
            7.0400                         .0000
            6.7900                         .0000
            6.7400                         .0000
            6.7400                         .0000

      8574552                              .2500
       96,234.00                          .0500
            7.7400                         .0000
            7.4900                         .0000
            7.4400                         .0000
            7.4400                         .0000

      8574602                              .2500
       59,180.07                          .0500
            7.3900                         .0000
            7.1400                         .0000
            7.0900                         .0000
            7.0900                         .0000

      8574790                              .2500
      101,895.22                          .0500
            7.5600                         .0000
            7.3100                         .0000
            7.2600                         .0000
            7.2600                         .0000

      8574834                              .2500
      178,838.18                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8574946                              .2500
      178,453.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8575076                              .2500
      235,000.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8575238                              .2500
      141,500.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8575246                              .2500
      104,041.50                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8575250                              .2500
      168,928.11                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8575268                              .2500
      163,100.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8575368                              .2500
      108,500.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8575606                              .2500
      147,531.92                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8575612                              .2500
      178,726.91                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8575626                              .2500
      101,970.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8575634                              .2500
       43,500.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8575640                              .2500
      152,000.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8575650                              .2500
      170,500.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8575670                              .2500
      146,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8575676                              .2500
      104,445.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8575682                              .2500
      173,000.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8575686                              .2500
       94,000.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8575690                              .2500
      113,300.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8575716                              .2500
       87,740.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8575788                              .2500
      160,500.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8575816                              .2500
      229,900.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8575818                              .2500
      166,000.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8575846                              .2500
      143,350.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8575874                              .2500
      250,000.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8575884                              .2500
      120,000.00                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8575890                              .2500
      100,130.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8575894                              .2500
      101,650.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8575922                              .2500
      156,750.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8575968                              .2500
       51,811.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8576048                              .2500
       89,100.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8576054                              .2500
      140,995.28                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8576064                              .2500
      260,850.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8576144                              .2500
      100,631.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8576168                              .2500
      438,000.00                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8576466                              .2500
       69,048.72                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8576768                              .2500
      242,306.07                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8577048                              .2500
      164,500.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8577328                              .2500
      100,800.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8577334                              .2500
      133,795.55                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8577478                              .2500
      208,060.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8577486                              .2500
      133,900.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8577610                              .2500
      217,184.18                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8577616                              .2500
      120,117.28                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8577642                              .2500
      136,800.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8577830                              .2500
       83,000.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8577850                              .2500
      164,500.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8577890                              .2500
      177,531.39                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8577898                              .2500
       71,690.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8577902                              .2500
      212,850.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8577910                              .2500
      171,840.69                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8577928                              .2500
      299,000.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8577984                              .2500
      104,750.51                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8578004                              .2500
      130,000.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8578064                              .2500
      215,540.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8578078                              .2500
      121,900.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8578130                              .2500
      120,500.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8578232                              .2500
       75,839.65                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8578328                              .2500
      118,640.01                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8578398                              .2500
      100,440.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8578418                              .2500
       97,923.55                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8578454                              .2500
      190,550.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8578502                              .2500
      149,350.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8578504                              .2500
      156,000.00                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8578534                              .2500
      102,897.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      8578540                              .2500
      109,816.38                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8578546                              .2500
      137,568.73                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8578566                              .2500
      208,000.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8578576                              .2500
      175,950.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8578630                              .2500
      161,360.95                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8578776                              .2500
       46,319.68                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8578840                              .2500
      172,500.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8578842                              .2500
      137,100.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8578888                              .2500
      145,200.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8578892                              .2500
      159,855.36                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8578900                              .2500
      159,650.00                          .0500
            7.9600                         .0000
            7.7100                         .0000
            7.6600                         .0000
            7.6600                         .0000

      8578934                              .2500
       49,353.13                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8578976                              .2500
      115,422.50                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8578978                              .2500
       59,400.00                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8579342                              .2500
       84,200.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8579350                              .2500
       75,525.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8579352                              .2500
       66,500.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8579354                              .2500
      141,110.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8579356                              .2500
      170,000.00                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8579368                              .2500
      291,600.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8579378                              .2500
      125,400.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8579380                              .2500
      150,800.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8579406                              .2500
      108,300.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8579412                              .2500
      166,950.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8579432                              .2500
      169,512.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8579434                              .2500
      102,720.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8579480                              .2500
       92,931.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8579496                              .2500
      107,800.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8579534                              .2500
      195,700.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8579538                              .2500
      236,000.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8579544                              .2500
      230,050.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8579550                              .2500
      215,000.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8579574                              .2500
      162,250.00                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8579578                              .2500
      306,940.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8579586                              .2500
      181,900.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8579712                              .2500
      118,614.09                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8579722                              .2500
      176,000.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8579726                              .2500
       98,440.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8579738                              .2500
      101,700.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8579756                              .2500
       71,250.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8579758                              .2500
       42,750.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8579760                              .2500
       38,000.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8579770                              .2500
      236,900.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8579796                              .2500
      195,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8579842                              .2500
      124,650.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8579846                              .2500
      134,900.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8579868                              .2500
      294,250.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8579930                              .2500
      119,377.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8579946                              .2500
      133,750.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8579954                              .2500
      152,000.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8579956                              .2500
       90,950.00                          .0500
            5.8750                         .0000
            5.6250                         .0000
            5.5750                         .0000
            5.5750                         .0000

      8579958                              .2500
      140,170.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8579960                              .2500
      161,570.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8579964                              .2500
      193,550.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8580396                              .2500
      146,500.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8580412                              .2500
      122,500.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8580420                              .2500
      115,395.59                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8580446                              .2500
      121,889.71                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8580456                              .2500
       58,000.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8580474                              .2500
      124,257.72                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8580578                              .2500
       63,130.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8580756                              .2500
      174,250.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8581058                              .2500
      177,038.07                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8581116                              .2500
      141,002.62                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8581118                              .2500
      165,707.90                          .0500
            6.7750                         .0000
            6.5250                         .0000
            6.4750                         .0000
            6.4750                         .0000

      8581128                              .2500
      257,318.26                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8581178                              .2500
      100,627.11                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8581180                              .2500
      171,884.35                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8581190                              .2500
      118,657.36                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8581222                              .2500
      105,350.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8581300                              .2500
       76,960.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8581404                              .2500
      109,410.24                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8581576                              .2500
      247,029.87                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8581598                              .2500
      160,565.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8581840                              .2500
       95,790.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8582062                              .2500
      114,000.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8582162                              .2500
       74,900.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8582270                              .2500
       70,000.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      8582344                              .2500
      106,424.83                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8582660                              .2500
      152,909.67                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8582880                              .2500
      249,750.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8583594                              .2500
       94,000.00                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8583686                              .2500
       46,835.87                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8584479                              .2500
      141,636.87                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8584768                              .2500
      283,000.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8584856                              .2500
      227,950.00                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8584892                              .2500
      228,787.90                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8585254                              .2500
      239,500.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8585316                              .2500
      125,400.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8585346                              .2500
       88,350.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8585386                              .2500
      332,000.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8585420                              .2500
      273,400.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8585424                              .2500
      140,000.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8585446                              .2500
       78,000.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8585464                              .2500
      261,000.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8585480                              .2500
       61,500.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8585516                              .2500
      231,120.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8585654                              .2500
      143,000.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8585662                              .2500
       73,130.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000
1



      8585690                              .2500
      140,454.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8585698                              .2500
      114,400.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8585704                              .2500
       56,000.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8585760                              .2500
      203,300.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8585762                              .2500
      280,160.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8585768                              .2500
      210,255.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8585770                              .2500
      134,800.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8585782                              .2500
      209,000.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8585814                              .2500
      197,900.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8585818                              .2500
       85,000.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8585820                              .2500
       98,850.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8585858                              .2500
      105,000.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8585868                              .2500
      291,000.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8585894                              .2500
      114,490.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8585930                              .2500
       69,000.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8585938                              .2500
      247,150.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8585950                              .2500
      247,200.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8585968                              .2500
      122,884.31                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8585976                              .2500
      132,415.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8585990                              .2500
      172,953.00                          .0500
            8.4900                         .0000
            8.2400                         .0000
            8.1900                         .0000
            8.1900                         .0000

      8586096                              .2500
      279,758.92                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8586116                              .2500
       87,845.36                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8586176                              .2500
       83,995.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8586180                              .2500
       97,370.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8586268                              .2500
      172,789.75                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8586426                              .2500
      133,750.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8586514                              .2500
      210,600.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8586542                              .2500
       52,358.10                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8586598                              .2500
       78,185.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8586692                              .2500
       58,689.89                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8586694                              .2500
      128,844.30                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8586966                              .2500
      162,225.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8587116                              .2500
      197,620.42                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8587224                              .2500
       72,500.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8587228                              .2500
      137,700.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8587258                              .2500
      175,100.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8587578                              .2500
      100,491.27                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8587942                              .2500
      188,100.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8588428                              .2500
      163,000.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8588432                              .2500
      177,050.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8588494                              .2500
      144,109.83                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8588500                              .2500
      156,465.16                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      8588552                              .2500
      244,403.85                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8588928                              .2500
      335,950.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8588972                              .2500
      128,750.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8589034                              .2500
      256,800.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8589070                              .2500
      109,900.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8589126                              .2500
       81,180.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8589172                              .2500
      136,848.36                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8589196                              .2500
      127,500.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8589198                              .2500
      103,500.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8589214                              .2500
      252,765.67                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8589222                              .2500
      172,840.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8589340                              .2500
      147,855.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8589350                              .2500
      207,850.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8589360                              .2500
      217,142.72                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8589370                              .2500
      236,920.38                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8589380                              .2500
      333,840.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8589390                              .2500
      116,929.12                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8589514                              .2500
       69,500.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8589524                              .2500
      263,808.92                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8589526                              .2500
      150,000.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8589616                              .2500
       63,400.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8589676                              .2500
      144,715.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8589766                              .2500
      124,000.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8589900                              .2500
      170,952.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8590001                              .2500
      222,062.47                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8590056                              .2500
       87,000.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8590410                              .2500
      153,304.40                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8590452                              .2500
       89,773.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8590460                              .2500
      199,500.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8590480                              .2500
      216,300.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8590486                              .2500
       36,050.00                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8590494                              .2500
      256,513.90                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8590508                              .2500
       99,031.80                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8590518                              .2500
      324,215.17                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8590584                              .2500
       82,400.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8590592                              .2500
      139,050.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8590596                              .2500
      217,128.71                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8590598                              .2500
      107,700.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8590604                              .2500
      180,250.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8590610                              .2500
      184,000.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8590614                              .2500
      263,200.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8590622                              .2500
      125,355.95                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000
1



      8590732                              .2500
      129,500.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8590780                              .2500
      164,674.60                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8590792                              .2500
       57,000.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8590794                              .2500
      156,750.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8590886                              .2500
      125,000.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8590888                              .2500
      128,299.64                          .0500
            7.2400                         .0000
            6.9900                         .0000
            6.9400                         .0000
            6.9400                         .0000

      8590936                              .2500
      143,794.25                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000
1



      8590940                              .2500
      274,000.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8590966                              .2500
      161,710.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8590982                              .2500
      257,000.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8590990                              .2500
      175,615.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8591068                              .2500
      160,500.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8591076                              .2500
       74,100.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8591078                              .2500
      101,450.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8591088                              .2500
       80,370.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8591128                              .2500
      241,835.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8591154                              .2500
       55,620.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8591196                              .2500
      173,000.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8591202                              .2500
      127,500.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8591334                              .2500
      132,000.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8591336                              .2500
      211,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8591346                              .2500
       89,000.00                          .0500
            7.8500                         .0000
            7.6000                         .0000
            7.5500                         .0000
            7.5500                         .0000

      8591382                              .2500
      236,797.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8591448                              .2500
       76,505.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8591530                              .2500
      262,650.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8591568                              .2500
      149,241.90                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8591688                              .2500
      103,000.00                          .0500
            8.2100                         .0000
            7.9600                         .0000
            7.9100                         .0000
            7.9100                         .0000

      8592198                              .2500
      206,100.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8592330                              .2500
      200,850.00                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8592862                              .2500
      128,400.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8592878                              .2500
       85,626.40                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8593056                              .2500
      161,975.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8593180                              .2500
      216,500.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8593202                              .2500
      165,830.00                          .0500
            6.6100                         .0000
            6.3600                         .0000
            6.3100                         .0000
            6.3100                         .0000

      8593862                              .2500
      129,500.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8593976                              .2500
      121,353.42                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8594408                              .2500
       77,716.66                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8595190                              .2500
      203,300.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8595192                              .2500
      160,000.00                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      8595198                              .2500
      175,844.72                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8595200                              .2500
      134,250.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8595248                              .2500
      123,600.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8595298                              .2500
      148,300.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8595304                              .2500
      164,300.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8595326                              .2500
      162,740.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8595342                              .2500
      170,000.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8595414                              .2500
      125,000.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8595426                              .2500
      178,086.37                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8595436                              .2500
      185,400.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8595520                              .2500
       96,217.93                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8595592                              .2500
      149,808.00                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8595594                              .2500
      252,450.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8595696                              .2500
       66,850.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8595700                              .2500
      216,500.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8595736                              .2500
      325,815.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8595738                              .2500
       62,595.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8595754                              .2500
      187,000.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8595776                              .2500
       55,620.00                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      8595810                              .2500
      241,269.13                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8595820                              .2500
      363,500.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8595892                              .2500
      145,202.51                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8595976                              .2500
       97,850.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8596024                              .2500
      134,789.43                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8596072                              .2500
      169,400.00                          .0500
            6.7250                         .0000
            6.4750                         .0000
            6.4250                         .0000
            6.4250                         .0000

      8596076                              .2500
      276,200.00                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8596082                              .2500
      124,018.05                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8596088                              .2500
      111,200.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8596128                              .2500
      173,870.86                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8596130                              .2500
      168,300.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8596138                              .2500
       56,830.00                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      8596148                              .2500
      167,000.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8596166                              .2500
      285,600.00                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8596250                              .2500
      298,530.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8596334                              .2500
       50,250.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8597168                              .2500
      492,000.00                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8597250                              .2500
       43,900.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8597314                              .2500
      136,900.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8597390                              .2500
       92,700.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8597402                              .2500
      149,350.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8597436                              .2500
       67,980.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8597446                              .2500
      139,000.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8597494                              .2500
      112,350.00                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8597546                              .2500
      122,570.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8597570                              .2500
      158,620.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8597614                              .2500
      232,500.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8597638                              .2500
       80,750.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8597650                              .2500
       41,200.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      8597678                              .2500
      159,650.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8597696                              .2500
      200,718.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8597728                              .2500
      139,050.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8597732                              .2500
      108,500.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8597798                              .2500
      151,900.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8597864                              .2500
      411,900.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8597882                              .2500
      106,500.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8597894                              .2500
      102,897.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8597908                              .2500
      270,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8597920                              .2500
       70,300.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8597966                              .2500
      130,500.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8597974                              .2500
      122,900.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8597980                              .2500
      201,400.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8597990                              .2500
      186,400.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8598006                              .2500
      250,800.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8598044                              .2500
      269,860.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8598254                              .2500
       93,300.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8598296                              .2500
      219,801.12                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8598298                              .2500
       74,953.39                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8598302                              .2500
      252,812.24                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8598304                              .2500
      164,843.45                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8598306                              .2500
      106,314.91                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8598310                              .2500
      149,900.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8598312                              .2500
      175,025.38                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8598314                              .2500
       93,930.24                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8598378                              .2500
      349,000.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8598524                              .2500
      190,000.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8598600                              .2500
       90,250.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8598670                              .2500
       98,400.00                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8598694                              .2500
       49,900.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8598846                              .2500
      130,000.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8598952                              .2500
       72,225.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8599228                              .2500
      400,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8599294                              .2500
      168,400.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8599310                              .2500
      225,200.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8599316                              .2500
      120,900.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8599318                              .2500
      129,200.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8599382                              .2500
      208,200.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8599390                              .2500
      211,950.30                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8599404                              .2500
      106,316.99                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8599450                              .2500
      150,870.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8599466                              .2500
       93,550.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8599512                              .2500
      164,686.59                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8599546                              .2500
      221,000.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8599554                              .2500
      120,650.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8602132                              .2500
       58,700.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8602172                              .2500
      242,050.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8602194                              .2500
      136,475.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8602214                              .2500
      143,740.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8602216                              .2500
      231,750.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8602232                              .2500
       99,750.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8602240                              .2500
       97,000.00                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8602282                              .2500
      256,265.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8602290                              .2500
      116,000.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8602320                              .2500
      203,300.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8602334                              .2500
      150,000.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8602336                              .2500
      110,000.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8602340                              .2500
      193,600.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8602362                              .2500
      229,075.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8602418                              .2500
      100,940.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8602430                              .2500
      154,480.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8602440                              .2500
      127,720.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8602466                              .2500
      195,700.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8602478                              .2500
      143,854.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8602494                              .2500
      288,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8602520                              .2500
      190,550.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8602768                              .2500
      164,000.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8602846                              .2500
      171,056.17                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8602854                              .2500
      128,250.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8602886                              .2500
       88,484.26                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8602890                              .2500
      281,180.49                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8602896                              .2500
      164,205.47                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8602976                              .2500
      144,200.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8603000                              .2500
      136,750.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8603002                              .2500
      136,950.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8603086                              .2500
      169,742.63                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8603172                              .2500
       93,907.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8603176                              .2500
      330,800.00                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8603292                              .2500
       40,900.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8603414                              .2500
      115,950.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8603492                              .2500
      172,000.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8603500                              .2500
      163,000.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8603512                              .2500
      212,900.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8603566                              .2500
      135,950.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8603948                              .2500
       66,950.00                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      8604012                              .2500
      113,300.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8604028                              .2500
      132,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8604068                              .2500
      394,000.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8604088                              .2500
      149,417.18                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8604170                              .2500
      130,000.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8604178                              .2500
      124,120.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8604218                              .2500
      251,777.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8604258                              .2500
       86,650.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8604380                              .2500
      162,740.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8604408                              .2500
      178,626.98                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8604461                              .2500
      118,038.63                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8604648                              .2500
      132,189.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8604650                              .2500
       85,700.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8604666                              .2500
      124,700.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8604670                              .2500
       35,310.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8604690                              .2500
      213,750.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8604694                              .2500
       93,000.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8604728                              .2500
      216,600.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8604744                              .2500
       95,025.00                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8604776                              .2500
      205,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8604778                              .2500
      246,170.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8604784                              .2500
      123,900.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8604786                              .2500
      265,000.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8604792                              .2500
      155,150.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8604802                              .2500
      104,800.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8604818                              .2500
      162,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8604846                              .2500
      285,650.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8604862                              .2500
      135,000.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8604920                              .2500
      118,750.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8604940                              .2500
       72,100.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8605026                              .2500
      227,800.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8605048                              .2500
      147,000.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8605072                              .2500
      139,050.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8605090                              .2500
      178,600.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8605098                              .2500
      100,000.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8605100                              .2500
      169,950.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8605246                              .2500
       96,150.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8605290                              .2500
      159,000.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8605308                              .2500
      133,900.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      8605326                              .2500
       91,670.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8605334                              .2500
      293,550.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8605340                              .2500
      548,000.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8605406                              .2500
      202,000.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8605408                              .2500
       83,300.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8605416                              .2500
      141,500.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8605420                              .2500
      237,540.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8605424                              .2500
      119,947.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8605470                              .2500
      195,575.21                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8605486                              .2500
      196,863.78                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8605492                              .2500
      147,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8605504                              .2500
      137,000.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8605506                              .2500
      176,200.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8605536                              .2500
      175,100.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8605552                              .2500
      128,550.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8605586                              .2500
       67,980.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8605590                              .2500
      132,250.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8605606                              .2500
      211,100.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8605666                              .2500
       68,400.00                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8605704                              .2500
      163,700.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8605742                              .2500
      107,000.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8605770                              .2500
      187,845.90                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8605808                              .2500
      118,450.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8605822                              .2500
      178,200.00                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8605850                              .2500
       70,855.93                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8606168                              .2500
      222,000.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8606290                              .2500
      153,000.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8606310                              .2500
       85,000.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8606326                              .2500
      159,445.08                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8606332                              .2500
      120,500.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8606338                              .2500
      238,000.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8606342                              .2500
      108,400.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8606406                              .2500
      100,100.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8606422                              .2500
      173,040.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8606426                              .2500
      226,600.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8606430                              .2500
       65,500.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8606434                              .2500
      165,300.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8606544                              .2500
      113,798.92                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8606546                              .2500
      280,250.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8606566                              .2500
       70,100.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8606584                              .2500
      140,600.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8606586                              .2500
      284,000.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8606588                              .2500
      101,650.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8606590                              .2500
      400,000.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8606608                              .2500
      170,600.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8606610                              .2500
      198,275.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8606614                              .2500
      197,950.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8606654                              .2500
      164,100.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8606656                              .2500
      195,575.21                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8606668                              .2500
      278,250.00                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8606686                              .2500
      476,500.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8606690                              .2500
      239,000.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8606728                              .2500
      173,500.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8606740                              .2500
      164,900.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8606770                              .2500
      181,900.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8606788                              .2500
      175,400.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8607015                              .2500
      264,052.63                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8607178                              .2500
      161,780.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8607188                              .2500
      235,800.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8607192                              .2500
      246,000.00                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8607196                              .2500
      210,000.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8607234                              .2500
      182,500.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8607262                              .2500
       86,520.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8607324                              .2500
      224,700.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8607332                              .2500
      172,500.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8607350                              .2500
      166,500.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8607352                              .2500
      345,075.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8607354                              .2500
      192,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8607374                              .2500
      228,660.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8607384                              .2500
      247,100.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8607386                              .2500
      145,431.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8607420                              .2500
      231,550.46                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8607426                              .2500
      136,950.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8607432                              .2500
      198,955.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8607454                              .2500
      132,000.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8607480                              .2500
      123,200.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8607528                              .2500
      321,000.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8607548                              .2500
      121,025.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8607578                              .2500
      194,200.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8607592                              .2500
       92,642.38                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8607606                              .2500
      137,500.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8607632                              .2500
      271,000.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8607680                              .2500
      224,540.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8607688                              .2500
      225,000.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8607830                              .2500
      283,200.00                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8607858                              .2500
       50,470.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8607872                              .2500
       31,350.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8607874                              .2500
      126,342.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8607882                              .2500
       69,525.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8607922                              .2500
      145,150.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8607926                              .2500
      112,000.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8607932                              .2500
      160,500.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8608548                              .2500
      165,000.00                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8608558                              .2500
      112,270.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8608562                              .2500
       69,000.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8608610                              .2500
       96,250.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8608624                              .2500
      166,850.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8608628                              .2500
      164,800.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8608694                              .2500
      122,550.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8608726                              .2500
      199,020.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8608728                              .2500
      108,900.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8608748                              .2500
      150,400.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8608762                              .2500
      370,500.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8608822                              .2500
       50,789.12                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8608850                              .2500
      208,749.55                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8608852                              .2500
      180,830.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8608856                              .2500
       68,600.00                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      8608864                              .2500
      174,000.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8608924                              .2500
      234,700.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8608978                              .2500
      110,745.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8608990                              .2500
      222,377.57                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8609016                              .2500
      264,000.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8609212                              .2500
       41,250.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8609294                              .2500
      102,700.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8609300                              .2500
      136,000.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8609336                              .2500
       90,070.00                          .0500
            7.2800                         .0000
            7.0300                         .0000
            6.9800                         .0000
            6.9800                         .0000

      8609368                              .2500
      106,600.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8609404                              .2500
      133,750.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000
1



      8609450                              .2500
      234,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8609452                              .2500
       80,250.00                          .0500
            6.7300                         .0000
            6.4800                         .0000
            6.4300                         .0000
            6.4300                         .0000

      8609460                              .2500
      257,500.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8609476                              .2500
      235,780.35                          .0500
            6.3500                         .0000
            6.1000                         .0000
            6.0500                         .0000
            6.0500                         .0000

      8609478                              .2500
      182,000.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8609486                              .2500
      117,935.00                          .0500
            8.3400                         .0000
            8.0900                         .0000
            8.0400                         .0000
            8.0400                         .0000

      8609488                              .2500
       68,000.00                          .0500
            7.5500                         .0000
            7.3000                         .0000
            7.2500                         .0000
            7.2500                         .0000
1



      8609498                              .2500
      112,850.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8609518                              .2500
       87,400.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8609530                              .2500
      160,000.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8609532                              .2500
      132,778.56                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8609556                              .2500
      172,937.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8609570                              .2500
      163,900.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8609582                              .2500
      215,050.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8609584                              .2500
      278,000.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8609618                              .2500
      164,835.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8609828                              .2500
      154,185.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8609852                              .2500
      352,200.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8609888                              .2500
      345,500.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8609896                              .2500
      175,700.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8609898                              .2500
      178,648.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      8610008                              .2500
      214,852.04                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8610038                              .2500
       58,850.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8610042                              .2500
      293,550.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8610044                              .2500
      154,100.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8610048                              .2500
      242,050.00                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8610088                              .2500
      149,800.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8610094                              .2500
      108,150.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      8610102                              .2500
      136,990.00                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8610110                              .2500
      107,800.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8610136                              .2500
      169,000.00                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8610168                              .2500
      400,000.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8610182                              .2500
      101,650.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8610186                              .2500
      135,000.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8610212                              .2500
      205,000.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8610222                              .2500
      169,750.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8610226                              .2500
      139,050.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8610228                              .2500
      139,050.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8610234                              .2500
      159,650.00                          .0500
            7.8800                         .0000
            7.6300                         .0000
            7.5800                         .0000
            7.5800                         .0000

      8610244                              .2500
      116,625.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8610246                              .2500
      105,500.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8610250                              .2500
       97,850.38                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8610294                              .2500
       99,910.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8610298                              .2500
      164,800.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8610306                              .2500
      149,350.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8610314                              .2500
      178,690.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8610326                              .2500
      107,000.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8610338                              .2500
      162,524.98                          .0500
            7.7400                         .0000
            7.4900                         .0000
            7.4400                         .0000
            7.4400                         .0000

      8610376                              .2500
       85,600.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8610532                              .2500
      254,430.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8610566                              .2500
       87,400.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8610614                              .2500
      103,215.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8610616                              .2500
       33,000.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8610628                              .2500
      305,900.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8610662                              .2500
      134,500.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8610670                              .2500
      181,053.86                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      8610740                              .2500
      102,900.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8610846                              .2500
      165,000.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8611012                              .2500
      126,690.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8611026                              .2500
      104,860.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8611036                              .2500
      142,140.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8611060                              .2500
      137,500.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8611066                              .2500
       77,500.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8611070                              .2500
      202,050.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8611088                              .2500
      129,000.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8611094                              .2500
      118,000.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8611096                              .2500
      102,590.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8611170                              .2500
       90,950.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8611178                              .2500
      187,460.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8611180                              .2500
      166,000.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8611196                              .2500
      245,250.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8611204                              .2500
      170,495.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8611220                              .2500
       89,345.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8611264                              .2500
       74,675.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8611278                              .2500
       52,425.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8611288                              .2500
      258,000.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8611298                              .2500
      163,000.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8611316                              .2500
      309,000.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8611354                              .2500
      288,800.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8611404                              .2500
      179,000.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8611406                              .2500
      138,000.00                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8611422                              .2500
       78,200.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8611424                              .2500
      133,750.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8611428                              .2500
       40,850.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8611440                              .2500
      231,750.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8611464                              .2500
      190,000.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8611502                              .2500
       88,255.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8611670                              .2500
      166,900.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8611738                              .2500
      111,150.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8611770                              .2500
      417,190.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8611772                              .2500
      257,870.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8611774                              .2500
      239,176.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8611856                              .2500
      142,560.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8612010                              .2500
      135,890.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8612017                              .2500
       74,387.14                          .0500
            6.6300                         .0000
            6.3800                         .0000
            6.3300                         .0000
            6.3300                         .0000

      8612270                              .2500
      194,700.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8612528                              .2500
      156,550.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8612616                              .2500
      256,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8612630                              .2500
      110,100.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8612766                              .2500
      131,150.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8612848                              .2500
      181,600.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8612942                              .2500
      279,645.00                          .0500
            8.4500                         .0000
            8.2000                         .0000
            8.1500                         .0000
            8.1500                         .0000

      8612968                              .2500
      283,500.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8612992                              .2500
      230,050.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8613058                              .2500
      158,300.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8613090                              .2500
      112,200.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8613526                              .2500
      121,400.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8613530                              .2500
      147,250.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8613670                              .2500
      178,000.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8613694                              .2500
      172,550.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8613704                              .2500
      281,700.00                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8613732                              .2500
      223,250.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8613806                              .2500
      144,000.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8613832                              .2500
      157,650.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8613842                              .2500
      126,200.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8613848                              .2500
      146,000.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8613934                              .2500
      181,540.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8613946                              .2500
      172,010.00                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8613958                              .2500
      123,600.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8613968                              .2500
      148,835.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8614014                              .2500
      183,000.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8614016                              .2500
       42,750.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8614070                              .2500
      219,000.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8614076                              .2500
       81,370.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8614186                              .2500
      100,580.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8614212                              .2500
      206,000.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      8614232                              .2500
       66,950.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8614244                              .2500
      146,500.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8614264                              .2500
       99,000.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8614268                              .2500
       99,750.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8614270                              .2500
       77,250.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8614288                              .2500
      144,200.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8614340                              .2500
      107,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8614406                              .2500
      144,500.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8614412                              .2500
       42,900.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8614428                              .2500
      176,500.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8614438                              .2500
      197,950.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8614446                              .2500
      166,860.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8614454                              .2500
      131,500.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8614464                              .2500
       57,000.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8614494                              .2500
      156,500.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8614496                              .2500
      224,057.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8614508                              .2500
      177,500.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8614510                              .2500
      163,770.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8614558                              .2500
      223,338.24                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8614574                              .2500
      168,150.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8614590                              .2500
      271,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8614690                              .2500
       90,000.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8614734                              .2500
      172,010.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8614766                              .2500
      274,750.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8614770                              .2500
      191,679.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8614808                              .2500
       89,850.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8614810                              .2500
      138,030.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8614816                              .2500
      128,750.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8614828                              .2500
      240,000.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8614850                              .2500
      257,500.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8614856                              .2500
      117,100.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8614868                              .2500
       75,190.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8614871                              .2500
      146,205.70                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8614872                              .2500
      185,400.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8614886                              .2500
      118,347.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      8614892                              .2500
      264,775.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8615012                              .2500
      128,750.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8615048                              .2500
      290,000.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8615050                              .2500
      251,450.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8615094                              .2500
      123,750.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8615136                              .2500
      328,570.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8615142                              .2500
       89,000.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8615168                              .2500
       90,640.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8615370                              .2500
       68,000.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8615396                              .2500
       85,700.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8615410                              .2500
      145,520.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8615428                              .2500
       82,500.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8615446                              .2500
      215,950.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8615454                              .2500
       85,600.00                          .0500
            8.1150                         .0000
            7.8650                         .0000
            7.8150                         .0000
            7.8150                         .0000
1



      8615472                              .2500
      146,200.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8615490                              .2500
      179,800.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8615536                              .2500
      321,250.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8615540                              .2500
       79,500.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8615550                              .2500
      128,400.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8615572                              .2500
      138,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8615604                              .2500
       60,500.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8615652                              .2500
      119,468.00                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8615662                              .2500
       71,070.00                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      8615694                              .2500
      159,858.83                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8615708                              .2500
      177,000.00                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      8615736                              .2500
       62,500.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8615772                              .2500
       59,850.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8615886                              .2500
      158,500.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8615888                              .2500
      163,700.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8615890                              .2500
      188,485.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8616166                              .2500
       69,957.59                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8616248                              .2500
      115,000.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8616256                              .2500
      235,000.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8616286                              .2500
      166,500.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8616288                              .2500
      171,200.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8616292                              .2500
       64,890.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8616336                              .2500
      129,493.77                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8616376                              .2500
      174,900.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8616406                              .2500
      121,600.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8616424                              .2500
      228,058.24                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8616456                              .2500
      198,000.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8616476                              .2500
       74,385.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      8616482                              .2500
      184,040.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8616484                              .2500
       80,250.09                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8616536                              .2500
      198,000.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8616542                              .2500
      147,300.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8616558                              .2500
      555,000.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8616560                              .2500
      130,000.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8616572                              .2500
      148,835.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8616604                              .2500
      169,950.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8616614                              .2500
      127,400.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8616616                              .2500
      158,620.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8616618                              .2500
      169,000.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8616622                              .2500
      123,600.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8616624                              .2500
      123,700.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8616642                              .2500
       83,750.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8616660                              .2500
      149,350.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8616708                              .2500
      159,650.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8616736                              .2500
      165,850.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8616740                              .2500
       86,520.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8616780                              .2500
      359,400.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8616812                              .2500
      133,797.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8616824                              .2500
      127,100.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8616838                              .2500
      133,564.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8616868                              .2500
      209,500.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8617020                              .2500
      159,900.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8617054                              .2500
      157,590.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8617140                              .2500
      265,000.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8617224                              .2500
      179,000.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8617268                              .2500
      294,000.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8617272                              .2500
      135,000.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8617352                              .2500
      183,000.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8617420                              .2500
      260,000.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8617896                              .2500
      131,325.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8617984                              .2500
      111,500.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8618200                              .2500
       43,260.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8618276                              .2500
      283,500.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8618340                              .2500
      360,300.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8618490                              .2500
       96,300.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8618492                              .2500
      228,900.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8618540                              .2500
      100,512.51                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8618556                              .2500
       85,501.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8618646                              .2500
       80,000.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8618684                              .2500
       69,500.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8618734                              .2500
       64,836.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8618764                              .2500
      150,870.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8618796                              .2500
       68,141.28                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8618824                              .2500
      125,000.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8618890                              .2500
      101,430.00                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8618924                              .2500
      143,638.00                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8618958                              .2500
      133,900.00                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000
1



      8619020                              .2500
      188,100.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8619168                              .2500
      121,980.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8619492                              .2500
       83,400.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8619506                              .2500
       71,650.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8619608                              .2500
      204,100.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8619628                              .2500
      194,600.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8619658                              .2500
      152,314.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8619674                              .2500
       80,193.24                          .0500
            7.7400                         .0000
            7.4900                         .0000
            7.4400                         .0000
            7.4400                         .0000

      8619726                              .2500
      152,891.80                          .0500
            7.7400                         .0000
            7.4900                         .0000
            7.4400                         .0000
            7.4400                         .0000

      8619742                              .2500
      156,923.00                          .0500
            8.4900                         .0000
            8.2400                         .0000
            8.1900                         .0000
            8.1900                         .0000

      8619810                              .2500
      167,800.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8619874                              .2500
      293,550.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8619876                              .2500
      202,900.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8619932                              .2500
      175,900.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8619940                              .2500
      174,100.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8619984                              .2500
      143,900.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8620928                              .2500
      241,127.17                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8621056                              .2500
      184,254.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8621094                              .2500
      106,020.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8621152                              .2500
       38,100.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8621198                              .2500
      278,093.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8621250                              .2500
      154,400.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8621256                              .2500
      299,500.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8621272                              .2500
      222,000.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8621376                              .2500
      148,625.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8621448                              .2500
      141,100.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8621482                              .2500
      110,200.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8621496                              .2500
      110,000.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8621514                              .2500
      101,175.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8621590                              .2500
      299,600.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8621610                              .2500
      129,500.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8621650                              .2500
       65,920.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8621708                              .2500
      169,100.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8621732                              .2500
      146,775.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8621860                              .2500
      130,810.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8621964                              .2500
      245,000.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8622016                              .2500
       74,000.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8622052                              .2500
      272,850.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8622164                              .2500
      146,260.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8622172                              .2500
      224,700.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8622186                              .2500
      169,200.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8622214                              .2500
      208,650.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8622222                              .2500
      133,750.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8622242                              .2500
       75,705.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8622314                              .2500
      229,900.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8622456                              .2500
       87,000.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8622460                              .2500
      169,950.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8622468                              .2500
      147,500.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8622490                              .2500
      117,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8622508                              .2500
      173,250.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8622528                              .2500
      163,900.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8622626                              .2500
      137,000.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8622658                              .2500
      136,692.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8622674                              .2500
      121,100.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8622690                              .2500
       87,400.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8622748                              .2500
      119,377.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8622794                              .2500
       82,650.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8623057                              .2500
      182,379.73                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8623484                              .2500
      194,700.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8623486                              .2500
       94,760.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8623492                              .2500
      145,750.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8623494                              .2500
      136,750.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8623622                              .2500
       81,370.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      8624654                              .2500
      328,700.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8624762                              .2500
      179,000.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8626166                              .2500
       88,744.42                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8626174                              .2500
       85,500.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8626260                              .2500
       90,000.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8626262                              .2500
      164,500.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8626290                              .2500
      311,250.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8626302                              .2500
      129,375.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8626310                              .2500
       73,602.62                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8626326                              .2500
      184,900.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8626338                              .2500
      175,000.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8626356                              .2500
       88,477.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8626364                              .2500
      171,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8626374                              .2500
      138,947.00                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000
1



      8626408                              .2500
      138,500.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8626422                              .2500
       71,775.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8626434                              .2500
      204,000.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8626450                              .2500
      125,780.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8626456                              .2500
       95,000.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8626516                              .2500
      198,259.97                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8626548                              .2500
       93,005.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8627416                              .2500
      105,450.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8627468                              .2500
      127,000.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8627566                              .2500
      152,271.97                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8627576                              .2500
       72,062.54                          .0500
            9.2400                         .0000
            8.9900                         .0000
            8.9400                         .0000
            8.9400                         .0000

      8627802                              .2500
      175,059.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8627940                              .2500
      169,200.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8628088                              .2500
      183,400.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8628106                              .2500
      211,000.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8628124                              .2500
      161,400.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8628544                              .2500
      240,000.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8628620                              .2500
      247,000.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8628916                              .2500
       99,580.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8629331                              .2500
       97,222.04                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8629412                              .2500
      187,550.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      8629422                              .2500
      125,260.00                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8629468                              .2500
      100,000.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8629470                              .2500
       71,070.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8629578                              .2500
      299,000.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8629728                              .2500
      144,200.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8629770                              .2500
      375,950.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8629944                              .2500
      204,185.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000
1



      8630068                              .2500
      164,800.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8630138                              .2500
      113,300.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8630180                              .2500
       26,000.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8630216                              .2500
       65,463.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8630244                              .2500
      195,326.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8630280                              .2500
      192,500.00                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8630462                              .2500
      121,600.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8630736                              .2500
      104,925.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8630904                              .2500
      208,650.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8630928                              .2500
      163,400.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8630942                              .2500
      160,500.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8631030                              .2500
      180,250.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8631088                              .2500
      136,425.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8631106                              .2500
       59,900.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000
1



      8631134                              .2500
      154,500.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8631654                              .2500
      162,000.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8631656                              .2500
      104,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8633010                              .2500
       97,850.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8633288                              .2500
      245,030.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8633492                              .2500
      206,000.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8633582                              .2500
       71,030.16                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      8633702                              .2500
      170,340.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8634137                              .2500
      123,609.04                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8634220                              .2500
      120,200.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8636076                              .2500
      104,500.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8636288                              .2500
      192,000.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8636466                              .2500
      139,500.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8636486                              .2500
       92,020.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8636628                              .2500
      163,900.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8636910                              .2500
       90,000.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8637350                              .2500
      121,000.00                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8637690                              .2500
      162,300.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8637704                              .2500
      138,020.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8638377                              .2500
      325,664.76                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8638457                              .2500
      441,304.80                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8638541                              .2500
      174,442.18                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8639763                              .2500
       47,848.88                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8641186                              .2500
      195,700.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8641306                              .2500
      156,850.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8642649                              .2500
      153,555.05                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8655501                              .2500
      118,020.99                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8656423                              .2500
       75,758.78                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8659061                              .2500
      162,945.81                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8659401                              .2500
      153,440.82                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8662315                              .2500
      382,199.56                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8669169                              .2500
      134,558.56                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      8669301                              .2500
      132,601.44                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8675507                              .2500
      157,140.79                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8676057                              .2500
      111,813.94                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8676875                              .2500
      170,474.75                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8677261                              .2500
      106,702.56                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8678579                              .2500
      115,577.77                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8682619                              .2500
      139,090.51                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8683073                              .2500
      126,410.06                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      8684421                              .2500
      114,567.89                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8684613                              .2500
      155,182.55                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8686343                              .2500
      127,542.41                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8687927                              .2500
       73,295.65                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8688067                              .2500
      133,523.53                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      8689001                              .2500
      203,018.63                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8690857                              .2500
      154,546.93                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8691073                              .2500
      176,985.02                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8693295                              .2500
      122,798.91                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8694009                              .2500
      301,322.49                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8695275                              .2500
      119,493.60                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8696321                              .2500
      157,695.67                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8697693                              .2500
       69,377.97                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8697797                              .2500
       90,399.80                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      8697973                              .2500
      157,671.65                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8698099                              .2500
       89,798.37                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8699817                              .2500
       77,021.60                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8701039                              .2500
       72,836.44                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8704707                              .2500
       82,090.66                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8705745                              .2500
      200,019.72                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8705819                              .2500
      153,478.02                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8705863                              .2500
       95,634.14                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      8706111                              .2500
      100,686.19                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      8707091                              .2500
      111,174.25                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8707383                              .2500
      222,983.76                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8707515                              .2500
      114,648.23                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8708503                              .2500
      120,214.85                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8709341                              .2500
      161,323.79                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8713839                              .2500
       78,738.70                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8714247                              .2500
      127,437.81                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000
1



      8714531                              .2500
      120,603.52                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8715259                              .2500
       51,861.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8715543                              .2500
       65,985.32                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8715957                              .2500
       73,942.05                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8716037                              .2500
      173,699.04                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8716045                              .2500
      223,930.92                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8716451                              .2500
      143,922.24                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      8716541                              .2500
      107,660.02                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8716777                              .2500
      154,025.87                          .0500
            7.3800                         .0000
            7.1300                         .0000
            7.0800                         .0000
            7.0800                         .0000

      8716915                              .2500
       99,173.31                          .0500
            6.9000                         .0000
            6.6500                         .0000
            6.6000                         .0000
            6.6000                         .0000

      8717455                              .2500
       75,901.13                          .0500
            8.9900                         .0000
            8.7400                         .0000
            8.6900                         .0000
            8.6900                         .0000

      8717757                              .2500
      191,417.50                          .0500
            7.4380                         .0000
            7.1880                         .0000
            7.1380                         .0000
            7.1380                         .0000

      8718295                              .2500
       90,115.34                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8718561                              .2500
      120,593.53                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8718651                              .2500
      106,079.26                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8718653                              .2500
       94,336.93                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8718835                              .2500
       62,562.99                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8719043                              .2500
      181,241.53                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8719171                              .2500
      276,931.44                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8719329                              .2500
      138,764.47                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8719945                              .2500
      224,443.62                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8721889                              .2500
      170,434.39                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8722139                              .2500
      103,672.96                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8722241                              .2500
      123,298.88                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8722301                              .2500
       77,228.48                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8722463                              .2500
      256,965.50                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8722631                              .2500
       93,498.16                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8723761                              .2500
      129,149.40                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8723765                              .2500
      153,496.71                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8723785                              .2500
      257,463.84                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8723875                              .2500
      132,602.25                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8723937                              .2500
      243,615.35                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8723975                              .2500
      166,107.99                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8724153                              .2500
      166,396.62                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8724611                              .2500
      142,671.54                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8724801                              .2500
      134,649.86                          .0500
            7.8800                         .0000
            7.6300                         .0000
            7.5800                         .0000
            7.5800                         .0000

      8724831                              .2500
       96,866.02                          .0500
            6.3600                         .0000
            6.1100                         .0000
            6.0600                         .0000
            6.0600                         .0000

      8724927                              .2500
      133,615.78                          .0500
            7.7700                         .0000
            7.5200                         .0000
            7.4700                         .0000
            7.4700                         .0000

      8725179                              .2500
      146,741.47                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8727149                              .2500
       56,546.15                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8727205                              .2500
      212,945.42                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8727453                              .2500
       95,401.56                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8728075                              .2500
      144,191.19                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8728229                              .2500
       42,696.72                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8728263                              .2500
      128,461.55                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8728405                              .2500
      153,191.19                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8728407                              .2500
      102,226.14                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8728415                              .2500
      187,574.79                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8728583                              .2500
      218,460.43                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8728863                              .2500
      191,536.64                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8730177                              .2500
       88,810.33                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8730343                              .2500
      163,343.24                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8730795                              .2500
      203,410.26                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8730897                              .2500
      273,822.81                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8731023                              .2500
      179,902.80                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8731051                              .2500
      152,366.30                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8731505                              .2500
      164,995.32                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8731571                              .2500
      313,958.13                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8731629                              .2500
      420,097.11                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8731649                              .2500
      134,689.94                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8731707                              .2500
      297,229.22                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8731729                              .2500
      304,214.07                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8732195                              .2500
      154,587.48                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8732427                              .2500
      120,588.19                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8733531                              .2500
      264,092.16                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8734107                              .2500
      225,034.65                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8736777                              .2500
      312,000.26                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8737033                              .2500
      184,922.20                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8737103                              .2500
      120,098.57                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8737769                              .2500
      122,683.02                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      8738773                              .2500
       81,966.81                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8739939                              .2500
      121,793.29                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8739965                              .2500
      130,531.23                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8739985                              .2500
       51,094.27                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8740169                              .2500
      215,803.19                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8740313                              .2500
      139,716.31                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8740391                              .2500
      105,762.51                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8740407                              .2500
      143,634.98                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8740411                              .2500
       81,232.12                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8740461                              .2500
      264,277.41                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8740487                              .2500
       88,794.97                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8740777                              .2500
       87,361.47                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      8741143                              .2500
       87,304.81                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8741147                              .2500
       90,355.16                          .0500
            7.2600                         .0000
            7.0100                         .0000
            6.9600                         .0000
            6.9600                         .0000
1



      8741155                              .2500
      127,472.18                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8741357                              .2500
       54,031.68                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8741375                              .2500
      149,652.01                          .0500
            8.9900                         .0000
            8.7400                         .0000
            8.6900                         .0000
            8.6900                         .0000

      8741451                              .2500
       69,472.62                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8741491                              .2500
      129,636.77                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8741531                              .2500
      138,182.61                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8741541                              .2500
      277,536.46                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000
1



      8741625                              .2500
      260,972.35                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8741679                              .2500
      154,601.63                          .0500
            6.6600                         .0000
            6.4100                         .0000
            6.3600                         .0000
            6.3600                         .0000

      8741697                              .2500
      220,054.35                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8741739                              .2500
      219,873.14                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8741827                              .2500
      121,159.90                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8741851                              .2500
      151,684.10                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8742897                              .2500
      144,623.36                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8743047                              .2500
       81,721.05                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8743371                              .2500
      187,036.23                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8743437                              .2500
       71,439.92                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8744259                              .2500
      184,735.49                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8744461                              .2500
      214,016.01                          .0500
            8.4300                         .0000
            8.1800                         .0000
            8.1300                         .0000
            8.1300                         .0000

      8744947                              .2500
      261,842.87                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8744977                              .2500
      298,094.73                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000
1



      8745013                              .2500
      213,776.96                          .0500
            7.6800                         .0000
            7.4300                         .0000
            7.3800                         .0000
            7.3800                         .0000

      8745017                              .2500
       90,711.89                          .0500
            6.7100                         .0000
            6.4600                         .0000
            6.4100                         .0000
            6.4100                         .0000

      8745019                              .2500
      154,911.24                          .0500
            8.4200                         .0000
            8.1700                         .0000
            8.1200                         .0000
            8.1200                         .0000

      8745025                              .2500
      189,139.13                          .0500
            8.0600                         .0000
            7.8100                         .0000
            7.7600                         .0000
            7.7600                         .0000

      8745187                              .2500
      284,760.45                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8745273                              .2500
      282,832.51                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8745343                              .2500
      138,766.49                          .0500
            7.9700                         .0000
            7.7200                         .0000
            7.6700                         .0000
            7.6700                         .0000
1



      8745345                              .2500
      164,421.44                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8745465                              .2500
      124,310.30                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8745811                              .2500
      104,760.48                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8745969                              .2500
      127,553.83                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8746029                              .2500
      149,455.95                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8746041                              .2500
      202,567.39                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8746059                              .2500
      117,620.94                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8746075                              .2500
      195,265.58                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8746217                              .2500
       98,672.85                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8746303                              .2500
      229,060.88                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8746439                              .2500
      108,709.90                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8746467                              .2500
      187,972.28                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8746495                              .2500
      261,435.17                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8746527                              .2500
      109,969.18                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8746651                              .2500
       68,712.84                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8746659                              .2500
      104,838.29                          .0500
            7.8000                         .0000
            7.5500                         .0000
            7.5000                         .0000
            7.5000                         .0000

      8746671                              .2500
      204,832.19                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8746853                              .2500
      156,888.82                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8747135                              .2500
      269,925.42                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8747137                              .2500
       80,104.25                          .0500
            8.9900                         .0000
            8.7400                         .0000
            8.6900                         .0000
            8.6900                         .0000

      8747203                              .2500
      138,745.99                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8747223                              .2500
       89,812.98                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8747455                              .2500
      143,608.80                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8747497                              .2500
       62,812.81                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8747513                              .2500
      156,031.73                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8747521                              .2500
       69,854.53                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8747537                              .2500
      270,023.78                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8747553                              .2500
      127,371.06                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8747595                              .2500
      152,657.22                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8747829                              .2500
      194,914.40                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8747845                              .2500
       80,074.65                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8747851                              .2500
      375,272.57                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8747859                              .2500
      176,562.18                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8748075                              .2500
      110,953.33                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8748109                              .2500
      109,670.37                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8748147                              .2500
       89,294.44                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8748157                              .2500
      144,704.60                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8748195                              .2500
      141,710.41                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8748415                              .2500
      151,827.34                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8748451                              .2500
      134,706.76                          .0500
            8.9900                         .0000
            8.7400                         .0000
            8.6900                         .0000
            8.6900                         .0000

      8748493                              .2500
      127,771.63                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8748521                              .2500
      218,383.61                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8748533                              .2500
       81,279.43                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8748595                              .2500
       46,448.28                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8748633                              .2500
       48,094.67                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8748659                              .2500
      148,109.46                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8748673                              .2500
       81,196.60                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8748679                              .2500
      179,530.80                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8748733                              .2500
      111,709.08                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8748761                              .2500
      248,926.96                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8748763                              .2500
      269,065.40                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8748771                              .2500
      172,666.78                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8748795                              .2500
      494,773.17                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8749001                              .2500
      124,999.44                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8749089                              .2500
       96,583.13                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8749129                              .2500
      424,204.38                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8749255                              .2500
      229,146.38                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8749261                              .2500
      115,101.56                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8749301                              .2500
      154,625.95                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8749363                              .2500
      270,241.68                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8749427                              .2500
      135,662.90                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8749497                              .2500
      184,564.42                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8749513                              .2500
       39,448.42                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8749537                              .2500
      164,229.27                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8749573                              .2500
       52,135.83                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8749575                              .2500
       33,177.35                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8749585                              .2500
      173,628.20                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8749607                              .2500
      127,732.41                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8749609                              .2500
      199,136.42                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8749625                              .2500
      183,655.69                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8749629                              .2500
      154,835.59                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8749633                              .2500
      101,721.59                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8749667                              .2500
      164,572.65                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8749669                              .2500
      148,294.04                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8749715                              .2500
      179,520.93                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8749743                              .2500
      274,302.94                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8749899                              .2500
      168,166.62                          .0500
            6.7700                         .0000
            6.5200                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      8749937                              .2500
      103,418.33                          .0500
            6.5200                         .0000
            6.2700                         .0000
            6.2200                         .0000
            6.2200                         .0000

      8749943                              .2500
      258,846.67                          .0500
            6.9100                         .0000
            6.6600                         .0000
            6.6100                         .0000
            6.6100                         .0000

      8750055                              .2500
       41,128.34                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8750101                              .2500
       90,713.75                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8751849                              .2500
      101,748.56                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8751913                              .2500
      234,511.65                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8751915                              .2500
       65,653.86                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8751939                              .2500
      153,241.25                          .0500
            9.4900                         .0000
            9.2400                         .0000
            9.1900                         .0000
            9.1900                         .0000

      8751973                              .2500
      120,130.27                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8751977                              .2500
      155,458.20                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8751979                              .2500
      137,400.82                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8752053                              .2500
      209,177.51                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8752095                              .2500
      150,239.21                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8752137                              .2500
      152,592.78                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8752177                              .2500
       53,882.01                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8752183                              .2500
       66,803.69                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8752185                              .2500
       63,507.40                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8752211                              .2500
      236,154.97                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8752221                              .2500
      128,381.04                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8752233                              .2500
       83,283.91                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8752253                              .2500
      169,073.31                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000
1



      8752295                              .2500
      218,544.89                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8752301                              .2500
      179,484.80                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8752325                              .2500
      151,444.30                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8752327                              .2500
       97,591.59                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8752381                              .2500
      227,625.99                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8752393                              .2500
       73,608.77                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8752469                              .2500
      159,613.87                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8752491                              .2500
      224,183.34                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8752577                              .2500
      293,686.70                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8752587                              .2500
      119,717.47                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8752615                              .2500
      425,439.39                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8753135                              .2500
      236,270.24                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8753165                              .2500
      180,921.84                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8753173                              .2500
      164,911.07                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8753177                              .2500
      106,214.33                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8753183                              .2500
      277,081.55                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8753209                              .2500
      182,691.89                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8753213                              .2500
      149,321.50                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8753217                              .2500
      317,213.45                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8753225                              .2500
      214,506.19                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8753237                              .2500
      165,798.74                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      8753251                              .2500
      176,007.35                          .0500
            5.8750                         .0000
            5.6250                         .0000
            5.5750                         .0000
            5.5750                         .0000

      8753257                              .2500
      104,946.13                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8753321                              .2500
      209,505.56                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8753323                              .2500
      106,493.88                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8753383                              .2500
      118,007.40                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8753399                              .2500
      268,382.15                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8753413                              .2500
      115,683.69                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8753429                              .2500
      128,416.26                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8753467                              .2500
      177,338.94                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8753483                              .2500
       75,829.74                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8753489                              .2500
      156,891.30                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8753503                              .2500
      181,346.52                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8753507                              .2500
      273,490.87                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8753557                              .2500
       21,804.58                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8753573                              .2500
      266,938.10                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8753621                              .2500
      180,253.05                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8753687                              .2500
      256,837.55                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8753689                              .2500
      140,169.19                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8753699                              .2500
      176,054.73                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8753715                              .2500
      154,607.09                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8753741                              .2500
      170,158.26                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000
1



      8753757                              .2500
      221,913.65                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8753775                              .2500
       89,355.68                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8753781                              .2500
      134,857.28                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8753783                              .2500
      133,457.75                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8754461                              .2500
      216,393.82                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8754501                              .2500
       63,813.95                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8754515                              .2500
      172,620.96                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8754517                              .2500
      155,833.58                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8754537                              .2500
      110,307.90                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8754541                              .2500
       46,658.87                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8754589                              .2500
      122,344.41                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8754603                              .2500
      304,299.47                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8754661                              .2500
       74,106.97                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8754671                              .2500
      252,331.06                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8754673                              .2500
      344,958.25                          .0500
            7.2400                         .0000
            6.9900                         .0000
            6.9400                         .0000
            6.9400                         .0000

      8754677                              .2500
      143,346.68                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8755013                              .2500
       88,411.57                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8755055                              .2500
       73,671.34                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8755111                              .2500
      239,937.55                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8755137                              .2500
       99,526.09                          .0500
            7.4900                         .0000
            7.2400                         .0000
            7.1900                         .0000
            7.1900                         .0000

      8755139                              .2500
       51,899.83                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      8755185                              .2500
      244,691.34                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8755297                              .2500
      209,253.10                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8755299                              .2500
      100,296.36                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8755311                              .2500
      107,352.85                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8755313                              .2500
      145,639.62                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8755327                              .2500
      230,442.52                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8755489                              .2500
      118,770.78                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      8755557                              .2500
      270,810.78                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8755609                              .2500
       80,070.21                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8755713                              .2500
      184,769.79                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8755773                              .2500
       89,754.60                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8755783                              .2500
      130,691.57                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8755827                              .2500
      141,673.85                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8755829                              .2500
       96,318.80                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      8755895                              .2500
       96,976.31                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8756175                              .2500
      171,726.59                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8756637                              .2500
      148,649.20                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8756639                              .2500
      182,946.93                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8756669                              .2500
      103,850.35                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8756817                              .2500
      321,099.71                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8756835                              .2500
      162,555.55                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8756839                              .2500
       46,884.41                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8756843                              .2500
       64,447.89                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8756877                              .2500
      175,595.85                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8756911                              .2500
      136,082.36                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8757001                              .2500
      163,075.31                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8757015                              .2500
       74,455.36                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8757053                              .2500
       85,838.53                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      8757095                              .2500
       93,571.18                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8757109                              .2500
       51,636.93                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8757189                              .2500
      159,367.50                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8757939                              .2500
      198,495.56                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8757971                              .2500
      141,531.30                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8758011                              .2500
       51,909.61                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8758015                              .2500
      162,616.21                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8758017                              .2500
      118,288.61                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8758053                              .2500
      107,895.38                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8758055                              .2500
      187,100.43                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8758057                              .2500
      103,310.54                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8758063                              .2500
      156,535.73                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8758071                              .2500
      145,044.71                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8758091                              .2500
      121,791.55                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      8758099                              .2500
      128,485.29                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8758103                              .2500
      150,700.15                          .0500
            8.1000                         .0000
            7.8500                         .0000
            7.8000                         .0000
            7.8000                         .0000

      8758107                              .2500
      213,923.25                          .0500
            8.4500                         .0000
            8.2000                         .0000
            8.1500                         .0000
            8.1500                         .0000

      8758115                              .2500
      116,191.86                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8758133                              .2500
       63,312.46                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8758173                              .2500
      141,022.57                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8758189                              .2500
      195,614.96                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8758391                              .2500
       92,909.66                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8758397                              .2500
      256,479.20                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8758427                              .2500
      103,804.70                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8758449                              .2500
      149,515.90                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8758453                              .2500
      133,698.96                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8758495                              .2500
      231,292.11                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8758589                              .2500
      183,597.94                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8758651                              .2500
      145,762.52                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8758659                              .2500
      229,901.27                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8758669                              .2500
      191,049.12                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8758673                              .2500
       84,430.12                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8758697                              .2500
      169,599.74                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8758721                              .2500
      113,769.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8758777                              .2500
       52,382.38                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8758819                              .2500
      132,453.56                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8758869                              .2500
      123,672.81                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8758983                              .2500
       92,521.46                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8759059                              .2500
      160,160.15                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8759705                              .2500
       30,844.86                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8759837                              .2500
       47,453.11                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8759901                              .2500
      135,670.27                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8760035                              .2500
      162,977.36                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8760089                              .2500
      144,697.31                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8760105                              .2500
      158,616.26                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8760317                              .2500
      251,946.10                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8760447                              .2500
      143,625.93                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8760585                              .2500
       46,922.41                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      8760677                              .2500
      164,630.31                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8760783                              .2500
       80,051.77                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8761893                              .2500
      104,277.31                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8761927                              .2500
      136,296.76                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8761939                              .2500
      275,881.55                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8761961                              .2500
      117,481.17                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8761991                              .2500
      136,693.08                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8761993                              .2500
       63,195.92                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8762013                              .2500
      186,675.61                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8762027                              .2500
       91,818.23                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8762039                              .2500
      154,108.35                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8762069                              .2500
      205,765.41                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8762121                              .2500
       95,571.15                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8762133                              .2500
       65,280.13                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8762173                              .2500
       59,588.56                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8762187                              .2500
       88,868.57                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8762231                              .2500
      121,741.41                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8762297                              .2500
      104,711.97                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8762317                              .2500
      238,379.20                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8762415                              .2500
       89,696.20                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8762453                              .2500
      250,528.70                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8762455                              .2500
      133,419.19                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8762471                              .2500
       85,203.05                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8762479                              .2500
      205,582.54                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8762791                              .2500
      421,440.63                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8763375                              .2500
      275,317.32                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8763435                              .2500
      113,258.11                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8763487                              .2500
      181,465.21                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8763817                              .2500
      140,074.61                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8763821                              .2500
      149,349.19                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8763825                              .2500
      180,948.20                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8763827                              .2500
      131,414.46                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8763831                              .2500
      228,918.26                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8763833                              .2500
       94,287.98                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8763893                              .2500
      250,451.54                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8763905                              .2500
      128,379.65                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8763979                              .2500
      195,362.05                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8764035                              .2500
      136,708.06                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8764205                              .2500
       45,470.68                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8764225                              .2500
       96,057.44                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8764531                              .2500
      138,714.41                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8764613                              .2500
      106,404.90                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8764859                              .2500
       39,225.88                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8764961                              .2500
      101,977.87                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8765131                              .2500
      113,174.69                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8765155                              .2500
      224,899.81                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8765231                              .2500
      162,317.27                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8765257                              .2500
       73,424.31                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8765267                              .2500
      174,644.66                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8765299                              .2500
      195,250.51                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8765301                              .2500
      193,229.81                          .0500
            7.7800                         .0000
            7.5300                         .0000
            7.4800                         .0000
            7.4800                         .0000

      8765307                              .2500
      318,509.23                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8765311                              .2500
      154,784.69                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8765331                              .2500
      122,308.79                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8765335                              .2500
      119,938.92                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      8765339                              .2500
      125,913.02                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8765373                              .2500
       50,231.44                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8765375                              .2500
      135,596.69                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8765381                              .2500
      111,915.95                          .0500
            6.9200                         .0000
            6.6700                         .0000
            6.6200                         .0000
            6.6200                         .0000

      8765383                              .2500
      169,664.11                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8765387                              .2500
      165,533.93                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8765419                              .2500
       92,729.96                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8765421                              .2500
       74,689.96                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8765473                              .2500
      129,623.18                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8765661                              .2500
      178,672.36                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8765675                              .2500
      124,620.18                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8765817                              .2500
       64,406.44                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8765827                              .2500
       97,636.18                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8765861                              .2500
      163,154.38                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8765989                              .2500
      198,308.29                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8766015                              .2500
      127,494.05                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      8766069                              .2500
      102,785.95                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8766073                              .2500
      105,501.91                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8766087                              .2500
      299,111.50                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8766103                              .2500
       55,907.92                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8766151                              .2500
      123,343.13                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8766163                              .2500
      208,693.88                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8766171                              .2500
      195,503.17                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8766263                              .2500
      128,482.43                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8766267                              .2500
       87,940.05                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8766281                              .2500
      144,642.34                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8766315                              .2500
      143,120.53                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8766339                              .2500
      104,241.52                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8766375                              .2500
      379,647.54                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8766383                              .2500
      218,846.18                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8766411                              .2500
      168,944.05                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8766431                              .2500
      216,889.61                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8766479                              .2500
      104,699.56                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8766535                              .2500
      248,919.41                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8766571                              .2500
      153,346.97                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8766575                              .2500
      281,538.90                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8766611                              .2500
      100,354.64                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8766651                              .2500
      117,964.81                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8766693                              .2500
       75,100.90                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8766785                              .2500
      212,510.77                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8766855                              .2500
      149,391.53                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8766897                              .2500
      167,604.44                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8767197                              .2500
      131,559.04                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8767201                              .2500
       82,173.86                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8767301                              .2500
       84,360.57                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8767309                              .2500
      143,757.62                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8767339                              .2500
      259,324.63                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8767349                              .2500
      146,662.35                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8767357                              .2500
      168,532.01                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8767419                              .2500
      313,529.35                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8767421                              .2500
      280,168.25                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8767429                              .2500
      180,573.84                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8767451                              .2500
       90,649.40                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8767499                              .2500
       43,781.11                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8767541                              .2500
      195,515.21                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8767549                              .2500
       75,913.87                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8767553                              .2500
      101,392.33                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8767723                              .2500
       80,577.92                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8767733                              .2500
      156,023.50                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8767739                              .2500
      118,477.24                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8767947                              .2500
      144,060.90                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8768217                              .2500
      179,754.28                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8768245                              .2500
      105,686.70                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8768317                              .2500
      175,579.64                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8768325                              .2500
       72,243.29                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8768379                              .2500
       83,854.77                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8768389                              .2500
      121,613.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8768429                              .2500
      123,428.27                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8768431                              .2500
      598,587.73                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8768439                              .2500
      121,740.02                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8768501                              .2500
       66,358.27                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8768509                              .2500
      102,140.42                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8768519                              .2500
      348,553.36                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8768523                              .2500
      179,936.61                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8768527                              .2500
      154,078.71                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8768531                              .2500
      117,408.84                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8768535                              .2500
      124,915.52                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8768603                              .2500
      107,769.83                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8768607                              .2500
       82,470.34                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8768651                              .2500
      274,399.10                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8768689                              .2500
      138,703.79                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8768691                              .2500
      143,884.90                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8768733                              .2500
       85,715.56                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8768737                              .2500
       90,280.10                          .0500
            7.4900                         .0000
            7.2400                         .0000
            7.1900                         .0000
            7.1900                         .0000

      8768747                              .2500
       81,187.42                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8768753                              .2500
      229,484.47                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8768821                              .2500
      154,202.40                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8768911                              .2500
       69,843.18                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8768961                              .2500
      210,520.36                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8768977                              .2500
      145,075.19                          .0500
            7.4000                         .0000
            7.1500                         .0000
            7.1000                         .0000
            7.1000                         .0000

      8768983                              .2500
       96,818.38                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8769015                              .2500
       42,144.41                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8769043                              .2500
      180,955.03                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8769049                              .2500
       71,871.55                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8769091                              .2500
      263,330.81                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8769099                              .2500
       69,163.87                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8769109                              .2500
      132,429.35                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8769111                              .2500
      169,589.75                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8769113                              .2500
      298,109.84                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8769129                              .2500
      279,236.49                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8769137                              .2500
      167,260.37                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8769227                              .2500
      123,712.21                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8769269                              .2500
       86,337.58                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8769271                              .2500
      307,469.60                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8769273                              .2500
       97,791.17                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8769291                              .2500
      143,907.22                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8769445                              .2500
       92,538.84                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      8769447                              .2500
      296,133.30                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8769481                              .2500
       64,912.47                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8769551                              .2500
      186,680.10                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8769583                              .2500
      215,576.80                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8769625                              .2500
      210,436.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8769637                              .2500
      171,859.93                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8769641                              .2500
      121,872.19                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8769653                              .2500
      127,932.78                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8769675                              .2500
      122,738.09                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8769703                              .2500
      356,374.60                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8769725                              .2500
      271,748.06                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8770055                              .2500
      142,737.35                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8770145                              .2500
       77,733.97                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8770151                              .2500
      122,695.77                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8770183                              .2500
      159,682.27                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8770519                              .2500
      133,934.86                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8770657                              .2500
       67,732.03                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8770695                              .2500
      162,845.44                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8770739                              .2500
      116,305.76                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8770757                              .2500
      144,957.90                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8770773                              .2500
      140,881.97                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8770791                              .2500
       92,861.44                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8770825                              .2500
      287,554.37                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8770829                              .2500
      304,226.89                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8770831                              .2500
      122,638.10                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8770897                              .2500
      127,391.81                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8771605                              .2500
      122,624.68                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8771693                              .2500
      238,427.98                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000
1



      8771715                              .2500
      141,597.60                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8771735                              .2500
      376,615.55                          .0500
            8.4800                         .0000
            8.2300                         .0000
            8.1800                         .0000
            8.1800                         .0000

      8771749                              .2500
      150,821.04                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8771781                              .2500
       71,989.34                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8771819                              .2500
      164,371.93                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8771827                              .2500
      211,491.31                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8771855                              .2500
      102,785.92                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8771859                              .2500
      217,832.70                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8771875                              .2500
      133,651.91                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8771933                              .2500
      232,028.87                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8771937                              .2500
      138,746.15                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8771943                              .2500
      109,309.62                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8771951                              .2500
      196,987.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8771975                              .2500
      269,297.14                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8771997                              .2500
      413,694.02                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8772007                              .2500
      249,542.43                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8772023                              .2500
      265,389.04                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8772035                              .2500
      149,054.76                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8772055                              .2500
      238,594.27                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8772093                              .2500
       58,721.39                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8772101                              .2500
      248,049.48                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8772103                              .2500
       95,341.20                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8772159                              .2500
      128,501.99                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8772347                              .2500
       78,635.33                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8773023                              .2500
      122,671.61                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8773043                              .2500
       87,767.56                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8773045                              .2500
      107,726.25                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8773077                              .2500
       97,331.65                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8773093                              .2500
      232,626.25                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8773117                              .2500
      274,383.89                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8773143                              .2500
       82,963.36                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8773157                              .2500
      346,098.65                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8773161                              .2500
      277,715.97                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8773201                              .2500
      273,556.72                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8773267                              .2500
      112,028.24                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000
1



      8773271                              .2500
      152,149.43                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8773281                              .2500
      320,565.12                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8773365                              .2500
      293,467.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8773515                              .2500
      252,746.51                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8773545                              .2500
      144,262.43                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8773563                              .2500
       82,274.21                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8773581                              .2500
      144,770.98                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8773585                              .2500
      118,199.37                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8773623                              .2500
       81,266.15                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8773653                              .2500
      154,117.10                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8773659                              .2500
      170,748.50                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8773711                              .2500
      164,596.25                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8773713                              .2500
       70,197.91                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8774521                              .2500
       58,668.26                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8774911                              .2500
      223,534.48                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8775185                              .2500
      156,441.32                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8775395                              .2500
      127,882.89                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8775497                              .2500
       78,151.57                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8775713                              .2500
       57,654.13                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8776065                              .2500
      334,163.21                          .0500
            6.9500                         .0000
            6.7000                         .0000
            6.6500                         .0000
            6.6500                         .0000

      8776069                              .2500
      168,641.83                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8776135                              .2500
       90,575.41                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8776141                              .2500
      223,458.25                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8776249                              .2500
       91,786.73                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8776527                              .2500
      263,102.07                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8776581                              .2500
       71,144.18                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8776613                              .2500
      167,095.77                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8776615                              .2500
      143,976.17                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8776617                              .2500
      124,734.29                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8776625                              .2500
      141,986.06                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8776627                              .2500
       67,903.50                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8776655                              .2500
      117,240.73                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8776667                              .2500
       45,399.61                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8776679                              .2500
      181,502.51                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8776701                              .2500
      105,674.36                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8776703                              .2500
      167,511.14                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8776757                              .2500
      269,820.83                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8776787                              .2500
       71,036.49                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8776831                              .2500
      106,819.71                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8776939                              .2500
      137,969.86                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8777059                              .2500
      204,512.83                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8777061                              .2500
      148,631.46                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8777069                              .2500
      175,346.34                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8777073                              .2500
      108,878.84                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8777075                              .2500
      159,691.80                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8777079                              .2500
      160,083.10                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8777099                              .2500
       90,021.23                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8777159                              .2500
      132,671.04                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8777191                              .2500
      191,251.08                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8777195                              .2500
      293,012.69                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8777221                              .2500
      173,994.25                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8777273                              .2500
      234,666.76                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8777293                              .2500
      299,275.99                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8777303                              .2500
      131,414.03                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8777327                              .2500
       74,866.20                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8777341                              .2500
       55,518.41                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8777351                              .2500
      234,831.85                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8777353                              .2500
      141,991.18                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8777355                              .2500
      253,464.90                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8777361                              .2500
      152,446.37                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8777377                              .2500
      212,047.14                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8777383                              .2500
      179,356.87                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8777419                              .2500
      140,661.28                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      8777785                              .2500
       74,785.65                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8777819                              .2500
      122,439.05                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      8777841                              .2500
      373,696.01                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8777847                              .2500
      174,745.18                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8777851                              .2500
      267,096.60                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8777867                              .2500
       70,913.67                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8777921                              .2500
      144,381.08                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8777929                              .2500
      135,271.67                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8777941                              .2500
      170,693.82                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8777981                              .2500
      117,333.61                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8778115                              .2500
       77,569.08                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8778119                              .2500
      122,273.18                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8778159                              .2500
       39,829.78                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8778181                              .2500
       70,980.18                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8778257                              .2500
       66,826.01                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8778637                              .2500
      358,070.19                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8778663                              .2500
      147,265.89                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8778825                              .2500
      158,098.23                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8778893                              .2500
      113,046.77                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8778903                              .2500
      399,125.97                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8779097                              .2500
      156,829.18                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8779137                              .2500
       80,577.92                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8779149                              .2500
      299,344.46                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8779151                              .2500
      268,896.24                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8779215                              .2500
      167,883.74                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8779221                              .2500
      103,809.65                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8779261                              .2500
       67,184.63                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8779263                              .2500
      132,251.19                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      8779293                              .2500
       92,284.78                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8779435                              .2500
      178,487.65                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8779497                              .2500
       54,399.45                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8779555                              .2500
       71,101.55                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8779811                              .2500
      164,506.00                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8779853                              .2500
      179,547.77                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8779867                              .2500
      166,544.62                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      8779883                              .2500
      252,174.73                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8780131                              .2500
       48,633.50                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8780135                              .2500
      102,871.50                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8780143                              .2500
       70,444.59                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8780183                              .2500
      116,112.09                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8780203                              .2500
       92,484.33                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8780381                              .2500
       89,955.76                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      8780455                              .2500
      119,330.96                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8780471                              .2500
      198,642.17                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8780487                              .2500
      100,961.16                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8780501                              .2500
      102,427.11                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8780527                              .2500
      206,428.31                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8780583                              .2500
      117,606.69                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8780591                              .2500
      136,930.71                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      8780595                              .2500
      304,704.29                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8780629                              .2500
       73,855.32                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8780693                              .2500
      133,146.87                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8780753                              .2500
      102,983.79                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      8780887                              .2500
      133,441.62                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8780935                              .2500
      251,812.21                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8780971                              .2500
      295,336.87                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8781015                              .2500
       61,194.84                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8781021                              .2500
      262,044.28                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8781203                              .2500
      275,746.04                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8781213                              .2500
      152,248.48                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8781237                              .2500
      135,568.78                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8781299                              .2500
       66,373.11                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8781335                              .2500
       94,847.61                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8781337                              .2500
      179,673.68                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8781367                              .2500
      142,700.38                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8781451                              .2500
      259,096.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8781531                              .2500
      166,494.44                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8781773                              .2500
      219,169.80                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8781825                              .2500
      132,694.52                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8782019                              .2500
      145,581.19                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8782051                              .2500
      165,637.26                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8782355                              .2500
      164,385.88                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8782461                              .2500
      151,085.35                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8782491                              .2500
       78,677.60                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8782779                              .2500
      274,537.86                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8782809                              .2500
      246,875.51                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8782851                              .2500
      169,414.04                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8782879                              .2500
      307,349.85                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      8782955                              .2500
      149,127.62                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8783211                              .2500
       42,690.96                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8783269                              .2500
      106,739.83                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8785247                              .2500
      167,997.58                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8785429                              .2500
      134,328.48                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8785457                              .2500
       81,861.83                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8785693                              .2500
      169,447.98                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8785733                              .2500
       83,692.48                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8785947                              .2500
      214,637.71                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8785955                              .2500
       71,972.03                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8786011                              .2500
       70,035.58                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8786051                              .2500
      360,537.86                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8786091                              .2500
       88,819.62                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000
1



      8786099                              .2500
      267,759.44                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8786113                              .2500
      199,544.30                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8786115                              .2500
       89,417.99                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8786131                              .2500
       93,911.34                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8786177                              .2500
      201,265.89                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8786181                              .2500
       77,230.85                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8786251                              .2500
      343,768.38                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8786295                              .2500
      202,821.35                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8786311                              .2500
      139,678.43                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8786431                              .2500
      116,004.93                          .0500
            6.7400                         .0000
            6.4900                         .0000
            6.4400                         .0000
            6.4400                         .0000

      8786437                              .2500
      176,540.25                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8786579                              .2500
      235,630.67                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8786581                              .2500
      226,559.95                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8786589                              .2500
      311,024.50                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8786663                              .2500
      155,151.62                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8786699                              .2500
      101,482.87                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8786731                              .2500
      108,449.24                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8786735                              .2500
      172,512.65                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8786739                              .2500
      205,632.50                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8786745                              .2500
      138,647.66                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8786751                              .2500
      154,002.81                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      8786773                              .2500
      164,621.03                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8786823                              .2500
      156,455.81                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8787343                              .2500
      196,581.58                          .0500
            6.7400                         .0000
            6.4900                         .0000
            6.4400                         .0000
            6.4400                         .0000

      8787425                              .2500
       67,862.20                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8787431                              .2500
      193,064.93                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8787441                              .2500
      109,989.59                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8787457                              .2500
      107,497.25                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      8787473                              .2500
      148,034.31                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8787505                              .2500
      129,216.62                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8787535                              .2500
       78,695.87                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8787541                              .2500
       80,118.05                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8787543                              .2500
      130,572.84                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8787583                              .2500
       81,915.49                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      8787647                              .2500
      265,123.08                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8787677                              .2500
       42,686.36                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8787881                              .2500
      399,374.03                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8787967                              .2500
      309,621.96                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8787979                              .2500
      149,812.88                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8788051                              .2500
      189,717.10                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8788089                              .2500
      183,533.59                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8788657                              .2500
      194,789.76                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8788671                              .2500
      252,093.94                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8788701                              .2500
       91,633.36                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8788733                              .2500
      107,913.68                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8788753                              .2500
      111,837.36                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8788861                              .2500
      202,758.94                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8788931                              .2500
      344,694.13                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8788945                              .2500
      395,917.48                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000
1



      8789103                              .2500
      133,450.35                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8789123                              .2500
      175,066.03                          .0500
            7.2400                         .0000
            6.9900                         .0000
            6.9400                         .0000
            6.9400                         .0000

      8789143                              .2500
      177,404.68                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8789173                              .2500
      178,435.31                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8789225                              .2500
       96,130.41                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8789397                              .2500
      186,778.38                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8789455                              .2500
      162,559.75                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8789481                              .2500
      112,050.99                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8789501                              .2500
      213,496.14                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8789519                              .2500
      230,414.45                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8789629                              .2500
      262,903.65                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8789643                              .2500
       98,807.05                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8789747                              .2500
      122,530.56                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8789773                              .2500
      177,841.72                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8789817                              .2500
       74,321.09                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8789829                              .2500
      167,850.44                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8789917                              .2500
      121,199.45                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8790017                              .2500
      166,271.98                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8790541                              .2500
      176,052.60                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8790615                              .2500
      166,140.34                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8790629                              .2500
      384,247.22                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8790899                              .2500
       80,807.40                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8790991                              .2500
      205,866.86                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8790993                              .2500
       80,145.32                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8791011                              .2500
       93,538.44                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      8791155                              .2500
       89,025.69                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8791275                              .2500
      155,092.98                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8791293                              .2500
      179,254.20                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000
1



      8791299                              .2500
      135,266.89                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8791305                              .2500
       76,740.34                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8791309                              .2500
      146,331.47                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8791351                              .2500
      153,110.90                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8791373                              .2500
      128,431.54                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8791381                              .2500
      117,509.89                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8791385                              .2500
      125,821.57                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8791419                              .2500
      119,237.86                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8791453                              .2500
       67,919.41                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8791477                              .2500
       74,156.86                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8791487                              .2500
       79,825.18                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8791491                              .2500
       56,579.33                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8791535                              .2500
      150,103.41                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8791583                              .2500
      136,750.24                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      8791589                              .2500
      227,668.91                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8791643                              .2500
       65,438.93                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8791659                              .2500
      128,283.48                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8791689                              .2500
      153,726.50                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8791693                              .2500
      107,912.41                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8791735                              .2500
      318,281.94                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8791739                              .2500
      190,121.12                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8791811                              .2500
      180,036.39                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8791847                              .2500
      185,099.55                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8791955                              .2500
      146,073.22                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8792093                              .2500
      138,770.50                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      8792095                              .2500
      121,085.42                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8792173                              .2500
      293,324.75                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8792211                              .2500
      132,312.36                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8792215                              .2500
      155,150.72                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8792253                              .2500
      132,816.32                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8792307                              .2500
       90,181.81                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8792311                              .2500
      126,002.50                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8792337                              .2500
      114,841.20                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8792425                              .2500
      325,301.11                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8792637                              .2500
       85,333.54                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      8792647                              .2500
      202,948.94                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8792683                              .2500
      152,621.54                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8792767                              .2500
       72,944.21                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8792839                              .2500
       91,906.27                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8792857                              .2500
      159,340.28                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8792867                              .2500
      141,962.68                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8793017                              .2500
       94,498.19                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      8793059                              .2500
      199,662.98                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8793065                              .2500
      139,055.18                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8793207                              .2500
      101,473.60                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8793355                              .2500
      331,180.92                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8793463                              .2500
      204,474.31                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8793467                              .2500
       82,989.04                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8793555                              .2500
       92,781.06                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8793597                              .2500
      263,142.00                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8793753                              .2500
      239,564.90                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8793763                              .2500
       83,333.63                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8793837                              .2500
      185,130.77                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8793863                              .2500
      209,743.75                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8793951                              .2500
      120,034.02                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8794029                              .2500
      153,665.06                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8794043                              .2500
       76,936.64                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8794051                              .2500
      194,970.37                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8794115                              .2500
      133,667.20                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8794159                              .2500
      216,465.44                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8794167                              .2500
       81,293.40                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8794175                              .2500
      131,542.49                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8794217                              .2500
      154,194.74                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000
1



      8794227                              .2500
       77,931.88                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8794235                              .2500
      140,413.49                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8794537                              .2500
      427,242.69                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8794561                              .2500
      205,644.26                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8794619                              .2500
      152,739.26                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8794729                              .2500
       66,834.28                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8794751                              .2500
      160,222.85                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8794811                              .2500
       74,867.30                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8795147                              .2500
       94,293.49                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8795171                              .2500
       82,968.30                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8795211                              .2500
      258,757.46                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8795251                              .2500
      143,995.78                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8795291                              .2500
      176,920.99                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8796109                              .2500
      145,283.36                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8796127                              .2500
      114,837.15                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8796145                              .2500
      157,408.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8796179                              .2500
       97,186.41                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8796365                              .2500
      269,137.13                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8796373                              .2500
       64,109.08                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8796385                              .2500
       75,074.52                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8796389                              .2500
       56,552.37                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8796395                              .2500
      144,056.84                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8796397                              .2500
      136,823.45                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8796441                              .2500
       82,183.35                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8796445                              .2500
      176,673.62                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8796447                              .2500
      214,120.45                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8796449                              .2500
      145,228.43                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8796481                              .2500
      231,696.89                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8796551                              .2500
      128,589.40                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8796565                              .2500
       72,089.78                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8796571                              .2500
      215,795.45                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8796587                              .2500
      212,454.67                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8796599                              .2500
       87,043.03                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8796603                              .2500
      128,597.43                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8796613                              .2500
      174,745.87                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8796635                              .2500
      138,832.39                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8796645                              .2500
      157,995.74                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8796669                              .2500
      155,317.90                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8796881                              .2500
      276,277.61                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8796933                              .2500
      177,559.72                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8796941                              .2500
      142,074.04                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8796949                              .2500
      115,209.89                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8796967                              .2500
       99,547.79                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8796973                              .2500
      267,184.66                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8797017                              .2500
       90,500.27                          .0500
            6.9900                         .0000
            6.7400                         .0000
            6.6900                         .0000
            6.6900                         .0000

      8797309                              .2500
      135,254.35                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8797319                              .2500
      219,033.43                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8797347                              .2500
       85,312.34                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8797353                              .2500
      157,099.78                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000
1



      8797403                              .2500
       82,121.29                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8797413                              .2500
      157,733.76                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8797471                              .2500
      145,990.04                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8797489                              .2500
      281,376.72                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8797539                              .2500
      144,644.99                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8797559                              .2500
      268,438.08                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8797585                              .2500
      235,955.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8797613                              .2500
      252,941.30                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8797623                              .2500
       91,803.95                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8797629                              .2500
      209,193.92                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8797649                              .2500
       91,766.81                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8797659                              .2500
      155,919.10                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8797691                              .2500
      178,848.12                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8798091                              .2500
      198,403.68                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8798093                              .2500
      157,398.39                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8798213                              .2500
      108,021.84                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8798293                              .2500
      140,343.10                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8798335                              .2500
      119,183.98                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8798373                              .2500
      219,971.63                          .0500
            7.6600                         .0000
            7.4100                         .0000
            7.3600                         .0000
            7.3600                         .0000

      8798375                              .2500
      155,306.16                          .0500
            7.6700                         .0000
            7.4200                         .0000
            7.3700                         .0000
            7.3700                         .0000

      8798413                              .2500
       59,639.33                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8798533                              .2500
      114,014.57                          .0500
            7.8900                         .0000
            7.6400                         .0000
            7.5900                         .0000
            7.5900                         .0000

      8798535                              .2500
      251,888.14                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8798771                              .2500
       83,075.74                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8798811                              .2500
      156,503.54                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8798813                              .2500
      156,470.08                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8798815                              .2500
       97,850.40                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8798931                              .2500
       81,217.18                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      8799025                              .2500
      146,037.31                          .0500
            6.5500                         .0000
            6.3000                         .0000
            6.2500                         .0000
            6.2500                         .0000

      8799095                              .2500
      158,708.36                          .0500
            6.4400                         .0000
            6.1900                         .0000
            6.1400                         .0000
            6.1400                         .0000

      8799197                              .2500
      272,433.48                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8799203                              .2500
       90,713.73                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8799211                              .2500
      177,776.81                          .0500
            7.9700                         .0000
            7.7200                         .0000
            7.6700                         .0000
            7.6700                         .0000

      8799219                              .2500
       82,221.60                          .0500
            6.7100                         .0000
            6.4600                         .0000
            6.4100                         .0000
            6.4100                         .0000

      8799229                              .2500
      319,830.21                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8799231                              .2500
      143,893.91                          .0500
            7.7700                         .0000
            7.5200                         .0000
            7.4700                         .0000
            7.4700                         .0000

      8799243                              .2500
       95,550.41                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8799305                              .2500
       65,826.62                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8799333                              .2500
       83,273.52                          .0500
            6.4600                         .0000
            6.2100                         .0000
            6.1600                         .0000
            6.1600                         .0000

      8799337                              .2500
      110,119.66                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8799381                              .2500
      136,779.00                          .0500
            7.3300                         .0000
            7.0800                         .0000
            7.0300                         .0000
            7.0300                         .0000

      8799401                              .2500
      158,306.61                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000
1



      8799463                              .2500
      286,408.83                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8799467                              .2500
      236,688.89                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8799737                              .2500
       90,785.10                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8799789                              .2500
      164,566.61                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8799827                              .2500
      107,187.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8799841                              .2500
      194,197.89                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8799857                              .2500
      133,774.21                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8799873                              .2500
      153,182.38                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8799923                              .2500
      177,700.06                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8799975                              .2500
      177,967.72                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8799989                              .2500
      138,880.94                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8800043                              .2500
      234,993.51                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8800093                              .2500
       54,471.07                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8800097                              .2500
      205,549.78                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      8800223                              .2500
      138,809.88                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8800231                              .2500
      177,956.08                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      8800233                              .2500
       84,824.47                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8800279                              .2500
      123,445.82                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8800303                              .2500
      325,839.30                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8800307                              .2500
      108,959.65                          .0500
            8.0200                         .0000
            7.7700                         .0000
            7.7200                         .0000
            7.7200                         .0000

      8800327                              .2500
      177,661.32                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000
1



      8800331                              .2500
      135,692.64                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8800385                              .2500
       65,287.66                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8800405                              .2500
      336,495.84                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8800423                              .2500
      217,666.52                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8800433                              .2500
       97,036.23                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8800465                              .2500
      213,639.39                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8800581                              .2500
      119,596.07                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      8800587                              .2500
      129,291.21                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8800635                              .2500
      187,227.73                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8800939                              .2500
      159,326.47                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8800943                              .2500
       95,348.52                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8801211                              .2500
      196,404.76                          .0500
            7.4600                         .0000
            7.2100                         .0000
            7.1600                         .0000
            7.1600                         .0000

      8801219                              .2500
       90,937.47                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8801227                              .2500
      214,460.86                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000
1



      8801243                              .2500
      152,609.43                          .0500
            6.7100                         .0000
            6.4600                         .0000
            6.4100                         .0000
            6.4100                         .0000

      8801267                              .2500
      218,491.79                          .0500
            7.5400                         .0000
            7.2900                         .0000
            7.2400                         .0000
            7.2400                         .0000

      8801285                              .2500
      102,772.85                          .0500
            7.5800                         .0000
            7.3300                         .0000
            7.2800                         .0000
            7.2800                         .0000

      8801359                              .2500
      252,543.56                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8801391                              .2500
      139,769.55                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8801417                              .2500
       69,244.14                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8801579                              .2500
       93,168.88                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8801687                              .2500
      183,390.45                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8801753                              .2500
      143,362.28                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      8801767                              .2500
      169,726.16                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8801815                              .2500
      132,602.25                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8801829                              .2500
      133,728.64                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8801835                              .2500
       94,797.55                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8801845                              .2500
       85,375.85                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      8801899                              .2500
      134,778.03                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8801913                              .2500
       85,303.62                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8801923                              .2500
      287,003.55                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8802319                              .2500
      102,157.14                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8802413                              .2500
      138,711.13                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8802429                              .2500
      109,631.46                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8802925                              .2500
      179,725.22                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      8803433                              .2500
      138,582.79                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8803441                              .2500
      187,605.19                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8803443                              .2500
      107,878.77                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8803949                              .2500
      238,527.18                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8803989                              .2500
       68,049.92                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8804001                              .2500
      205,601.57                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8804057                              .2500
      166,081.70                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000
1



      8805789                              .2500
      213,012.23                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      8805817                              .2500
       83,307.80                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8805825                              .2500
       95,830.13                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8805853                              .2500
      130,295.76                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8805867                              .2500
      226,578.38                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8806485                              .2500
      105,874.39                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8806523                              .2500
      172,423.14                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000
1



      8806543                              .2500
      227,586.64                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8806545                              .2500
      240,718.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8806547                              .2500
      147,948.28                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8806549                              .2500
      138,399.39                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8806625                              .2500
       98,591.98                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8808079                              .2500
      186,918.66                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8808089                              .2500
       92,527.82                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8808117                              .2500
      109,056.69                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8808121                              .2500
      512,934.22                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8808145                              .2500
      148,249.77                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8809071                              .2500
      133,728.64                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8809077                              .2500
      103,312.37                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8809081                              .2500
      149,214.98                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8809083                              .2500
      227,760.38                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      8809371                              .2500
       92,384.60                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8809411                              .2500
       92,285.66                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8809413                              .2500
      126,370.48                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8809415                              .2500
       72,307.55                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8809417                              .2500
       65,819.35                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8810235                              .2500
       52,498.99                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8811187                              .2500
      155,078.93                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000
1



      8811659                              .2500
      108,369.30                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8811683                              .2500
      153,746.79                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8811685                              .2500
      201,140.56                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8812029                              .2500
      192,821.24                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8812031                              .2500
      259,462.05                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8812405                              .2500
      139,788.12                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      8812407                              .2500
      258,760.11                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000
1



      8812441                              .2500
      122,329.46                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      8812581                              .2500
      172,858.20                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8813047                              .2500
       85,348.27                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      8813099                              .2500
      127,739.04                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8813105                              .2500
      100,489.07                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8813127                              .2500
      243,350.02                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8813169                              .2500
      264,771.84                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8813175                              .2500
      166,859.70                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8813213                              .2500
      100,608.97                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8813627                              .2500
       94,916.18                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8813695                              .2500
      159,534.45                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8813717                              .2500
      205,617.71                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8813745                              .2500
      133,867.40                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8813751                              .2500
      145,074.98                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8813789                              .2500
      168,039.41                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8814051                              .2500
      119,908.69                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8814209                              .2500
      140,381.96                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8814335                              .2500
      123,338.40                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8814385                              .2500
       88,443.22                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8814445                              .2500
      108,321.54                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      8815481                              .2500
      115,900.12                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8815483                              .2500
      213,815.75                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8815485                              .2500
       83,187.99                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8817091                              .2500
      143,463.75                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8817097                              .2500
      126,141.30                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8817129                              .2500
      188,079.82                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8817135                              .2500
      279,141.22                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8817137                              .2500
       97,789.18                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      8817139                              .2500
       97,004.34                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8817625                              .2500
      116,545.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8817825                              .2500
      166,110.32                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8817857                              .2500
      133,264.96                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8818693                              .2500
      158,488.06                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      8820103                              .2500
      163,355.75                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8820133                              .2500
       68,962.31                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000
1



      8820577                              .2500
      150,460.51                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8821025                              .2500
      119,283.09                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      8821263                              .2500
      133,014.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8822137                              .2500
       48,925.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8822163                              .2500
      192,088.48                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8822185                              .2500
      226,314.34                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8822191                              .2500
       89,776.34                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      8822203                              .2500
      115,264.39                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      8823473                              .2500
      153,100.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8823507                              .2500
       41,200.00                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      8823645                              .2500
      154,100.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8824371                              .2500
      247,796.72                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      8824417                              .2500
      130,364.88                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8825285                              .2500
       86,940.13                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      8825293                              .2500
      238,835.52                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      8825321                              .2500
      157,573.34                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      8827543                              .2500
      221,450.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8827551                              .2500
      139,750.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8827567                              .2500
      124,892.38                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8828895                              .2500
      121,225.53                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8828925                              .2500
       81,299.94                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000
1



      8828937                              .2500
      241,825.81                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8828943                              .2500
       64,071.12                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8829555                              .2500
      140,066.28                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8829833                              .2500
      102,950.00                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      8830077                              .2500
      120,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8830083                              .2500
      134,500.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8830379                              .2500
       96,750.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8830381                              .2500
      130,810.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      8830383                              .2500
      266,000.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8830617                              .2500
      124,602.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8830657                              .2500
      152,500.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      8830663                              .2500
      188,000.00                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.4500                         .0000

      8830667                              .2500
      125,500.00                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0750                         .0000

      8830671                              .2500
      162,200.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000
1



      8830677                              .2500
      107,909.26                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      8831909                              .2500
      138,600.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      8831955                              .2500
      161,000.00                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.3250                         .0000

      8834719                              .2500
      133,600.00                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.2000                         .0000

      8835203                              .2500
      125,900.00                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      8835959                              .2500
      160,000.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

  TOTAL NUMBER OF LOANS:     5415
  TOTAL BALANCE........:        850,000,082.55


  RUN ON     : 09/26/03            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 11.53.26            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RAMP 2003-RZ4        FIXED SUMMARY REPORT      CUTOFF : 09/01/03
  POOL       : 0004749
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ----------------------------------------------------------------------------
  CURR NOTE RATE                        7.2183            5.7500      9.5000
  RFC NET RATE                          6.9683            5.5000      9.2500
  NET MTG RATE(INVSTR RATE)             6.9183            5.4500      9.2000
  POST STRIP RATE                       6.9183            5.4500      9.2000
  SUB SERV FEE                           .2500             .2500       .2500
  MSTR SERV FEE                          .0500             .0500        .0500
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .0000             .0000       .0000







  TOTAL NUMBER OF LOANS:  5415
  TOTAL BALANCE........:     850,000,082.55


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 09/26/03           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 11.53.26          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RAMP 2003-RZ4                                  CUTOFF : 09/01/03
  POOL       : 0004749
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    8066659          E22/G01             F          164,100.00         ZZ
                                         360        162,531.33          1
                                       7.375          1,133.40        101
                                       7.125          1,133.40
    BAY CITY         MI   48706          1            09/26/02         23
    0414981431                           05           11/01/02          0
    0414981431                           O            10/01/32
    0


    8073731          737/G01             F          190,950.00         ZZ
                                         360        189,150.59          1
                                       7.375          1,318.84        100
                                       7.125          1,318.84
    GOLD CANYON      AZ   85218          1            09/23/02         23
    0434743290                           05           11/01/02          0
    2085280                              O            10/01/32
    0


    8169171          N46/G01             F          221,450.00         ZZ
                                         360        219,152.26          1
                                       7.375          1,529.50        107
                                       7.125          1,529.50
    GREENSBORO       NC   27410          2            10/25/02         23
    0434874111                           05           12/01/02          0
    93350601                             O            11/01/32
    0
1




    8300981          E22/G01             F          104,500.00         ZZ
                                         360        104,006.58          1
                                       8.750            822.10         95
                                       8.500            822.10
    RICHMOND         VA   23234          1            12/18/02         23
    0415335165                           05           02/01/03          0
    0415335165                           O            01/01/33
    0


    8357810          Q64/G01             F          164,000.00         ZZ
                                         360        163,413.72          1
                                       7.750          1,174.92        106
                                       7.500          1,174.92
    MURFREESBORO     TN   37127          2            03/13/03         23
    0435584073                           05           05/01/03          0
    0306683103                           O            04/01/33
    0


    8361942          F34/G01             F          139,050.00         ZZ
                                         360        138,758.26          1
                                       9.250          1,143.94        103
                                       9.000          1,143.94
    HYATTSVILLE      MD   20782          5            04/03/03         23
    0435678883                           05           06/01/03          0
    51WQ1A24022                          O            05/01/33
    0


    8366538          B57/G01             F           66,950.00         ZZ
                                         360         66,642.91          1
                                       7.875            485.43        103
                                       7.625            485.43
    MOBILE           AL   36693          1            04/18/03         23
    0435965926                           05           06/01/03          0
    90000257                             O            05/01/33
    0


    8368520          N67/G01             F           96,193.00         ZZ
                                         360         95,247.68          1
                                       7.500            672.60        107
                                       7.250            672.60
    MEMPHIS          TN   38118          1            04/25/03         23
    0436155626                           05           06/01/03          0
    3254005707                           O            05/01/33
    0
1




    8369086          U66/G01             F           89,900.00         ZZ
                                         360         89,244.03          1
                                       9.000            723.36        100
                                       8.750            723.36
    HOUSTON          TX   77017          1            05/09/03         23
    0435876644                           05           07/01/03          0
    713                                  O            06/01/33
    0


    8370826          L68/G01             F           83,500.00         ZZ
                                         360         83,087.18          1
                                       6.875            548.54         98
                                       6.625            548.54
    ASTORIA          OR   97103          5            04/30/03         23
    0436046486                           05           07/01/03          0
    5330242                              O            06/01/33
    0


    8371430          R68/G01             F          210,000.00         ZZ
                                         360        209,646.14          1
                                       6.875          1,379.55        106
                                       6.625          1,379.55
    PEMBROKE PINES   FL   33026          1            06/09/03         23
    0436028500                           03           08/01/03          0
    20030906                             O            07/01/33
    0


    8371554          R68/G01             F          178,250.00         ZZ
                                         360        177,840.58          1
                                       7.375          1,231.13        105
                                       7.125          1,231.13
    DAVIE            FL   33314          1            05/30/03         23
    0435937875                           03           07/01/03          0
    20030968                             O            06/01/33
    0


    8371742          U66/G01             F          155,000.00         ZZ
                                         360        154,741.22          1
                                       9.000          1,247.17        100
                                       8.750          1,247.17
    HOUSTON          TX   77083          1            05/20/03         23
    0435933452                           05           07/01/03          0
    719                                  O            06/01/33
    0
1




    8371752          N67/G01             F          256,400.00         ZZ
                                         360        255,867.16          1
                                       7.875          1,859.08         99
                                       7.625          1,859.08
    CORONA           CA   92879          1            05/14/03         23
    0435924329                           05           07/01/03          0
    1781006213                           O            06/01/33
    0


    8372020          T23/G01             F          103,000.00         ZZ
                                         360        102,769.24          1
                                       7.500            720.19        103
                                       7.250            720.19
    NEWARK           OH   43055          1            05/28/03         23
    0435937792                           05           07/01/03          0
    6437                                 O            06/01/33
    0


    8372084          W93/G01             F          209,250.00         ZZ
                                         360        208,757.34          1
                                       7.250          1,427.45        103
                                       7.000          1,427.45
    DENVER           CO   80123          5            05/22/03         23
    0435919097                           05           07/01/03          0
    77475218                             O            06/01/33
    0


    8372226          U66/G01             F           91,200.00         ZZ
                                         360         90,990.51          1
                                       7.375            629.90         95
                                       7.125            629.90
    HOUSTON          TX   77088          1            05/19/03         23
    0435933494                           05           07/01/03          0
    0719812                              N            06/01/33
    0


    8372570          U05/G01             F          114,540.00         ZZ
                                         360        114,295.91          1
                                       7.750            820.58        100
                                       7.500            820.58
    NAMPA            ID   83687          1            05/23/03         23
    0435923883                           05           07/01/03          0
    3312493                              O            06/01/33
    0
1




    8372830          W93/G01             F          290,400.00         ZZ
                                         360        288,983.89          1
                                       6.875          1,907.72        105
                                       6.625          1,907.72
    TRACY            CA   95377          1            05/14/03         23
    0435943444                           05           07/01/03          0
    20466974                             O            06/01/33
    0


    8373258          W93/G01             F          191,800.00         ZZ
                                         360        191,301.78          1
                                       6.750          1,244.02        106
                                       6.500          1,244.02
    CORVALLIS        OR   97333          1            05/22/03         23
    0435924840                           05           07/01/03          0
    81439939                             O            06/01/33
    0


    8373350          W93/G01             F          156,275.00         ZZ
                                         360        155,878.00          1
                                       6.875          1,026.62         95
                                       6.625          1,026.62
    PORTLAND         OR   97203          1            05/14/03         23
    0435937446                           05           07/01/03          0
    82409314                             O            06/01/33
    0


    8373548          R68/G01             F          142,950.00         ZZ
                                         360        142,684.50          1
                                       6.375            891.82         95
                                       6.125            891.82
    PEMBROKE PINES   FL   33026          1            06/30/03         23
    0436114151                           03           08/01/03          0
    8017632                              N            07/01/33
    0


    8373584          W98/G01             F          246,400.00         ZZ
                                         360        245,887.95          1
                                       7.875          1,786.57         99
                                       7.625          1,786.57
    BRISTOW          VA   20136          5            05/28/03         23
    0435945852                           09           07/01/03          0
    F0300223                             O            06/01/33
    0
1




    8373738          W98/G01             F          220,000.00         ZZ
                                         360        219,617.50          1
                                       8.750          1,730.74        100
                                       8.500          1,730.74
    STAFFORD         VA   22554          1            05/29/03         23
    0435954888                           09           07/01/03          0
    WA030434                             O            06/01/33
    0


    8374038          W02/G01             F          164,800.00         ZZ
                                         360        164,474.38          1
                                       8.125          1,223.64        103
                                       7.875          1,223.64
    NOBLESVILLE      IN   46060          1            06/03/03         23
    0436026363                           03           07/01/03          0
    1002502647                           O            06/01/33
    0


    8374200          W93/G01             F          101,650.00         ZZ
                                         180        100,594.44          1
                                       7.000            913.66        106
                                       6.750            913.66
    KIMBERLY         ID   83341          5            05/23/03         23
    0435947734                           05           07/01/03          0
    62438278                             O            06/01/18
    0


    8374204          W93/G01             F           43,700.00         ZZ
                                         360         43,589.21          1
                                       6.875            287.08        100
                                       6.625            287.08
    HOMEDALE         ID   83628          1            05/29/03         23
    0435954987                           05           07/01/03          0
    59445566                             O            06/01/33
    0


    8374240          W93/G01             F          101,650.00         ZZ
                                         360        101,193.22          1
                                       7.000            676.28        107
                                       6.750            676.28
    POCATELLO        ID   83201          5            05/23/03         23
    0435949763                           05           07/01/03          0
    35459549                             O            06/01/33
    0
1




    8374420          624/G01             F          195,030.00         ZZ
                                         360        194,236.39          1
                                       7.500          1,363.68         99
                                       7.250          1,363.68
    PLAINFIELD       IL   60544          1            06/02/03         23
    0436039663                           03           08/01/03          0
    10000033645                          O            07/01/33
    0


    8374538          W93/G01             F          136,800.00         ZZ
                                         360        136,395.20          1
                                       6.250            842.30        107
                                       6.000            842.30
    EL CENTRO        CA   92243          1            05/21/03         23
    0436008791                           05           07/01/03          0
    28454271                             O            06/01/33
    0


    8374540          W93/G01             F          195,000.00         ZZ
                                         360        194,445.72          1
                                       6.500          1,232.54        100
                                       6.250          1,232.54
    SOUTH GATE       CA   90280          1            05/19/03         23
    0435967898                           05           07/01/03          0
    67464629                             O            06/01/33
    0


    8374542          W93/G01             F          146,000.00         ZZ
                                         360        145,704.13          1
                                       8.000          1,071.30        100
                                       7.750          1,071.30
    CHANDLER         AZ   85225          1            05/28/03         23
    0435948179                           03           07/01/03          0
    35474401                             O            06/01/33
    0


    8374546          W93/G01             F          193,000.00         ZZ
                                         360        192,567.58          1
                                       7.500          1,349.49        100
                                       7.250          1,349.49
    FONTANA          CA   92337          1            05/29/03         23
    0435950076                           05           07/01/03          0
    67465273                             O            06/01/33
    0
1




    8374576          U66/G01             F           97,800.00         ZZ
                                         360         97,575.37          1
                                       7.375            675.48         95
                                       7.125            675.48
    CYPRESS          TX   77433          1            05/27/03         23
    0436019574                           05           07/01/03          0
    0722697                              N            06/01/33
    0


    8374676          U66/G01             F           79,900.00         ZZ
                                         360         79,516.37          1
                                       7.500            558.67        100
                                       7.250            558.67
    HOUSTON          TX   77049          1            05/30/03         23
    0436031272                           05           07/01/03          0
    0725481                              O            06/01/33
    0


    8374768          W93/G01             F          167,000.00         ZZ
                                         360        166,644.10          1
                                       7.750          1,196.41        100
                                       7.500          1,196.41
    LOS ANGELES      CA   90003          1            05/21/03         23
    0435973490                           05           07/01/03          0
    67464718                             O            06/01/33
    0


    8374770          W93/G01             F          194,740.00         ZZ
                                         360        194,303.71          1
                                       7.500          1,361.65        107
                                       7.250          1,361.65
    BUCKEYE          AZ   85326          5            05/20/03         23
    0435973631                           05           07/01/03          0
    35460188                             O            06/01/33
    0


    8374774          W93/G01             F          206,500.00         ZZ
                                         360        205,963.60          1
                                       6.750          1,339.36        107
                                       6.500          1,339.36
    BRAWLEY          CA   92227          5            05/23/03         23
    0435973698                           05           07/01/03          0
    28471042                             O            06/01/33
    0
1




    8374780          W93/G01             F           78,500.00         T
                                         360         78,332.69          1
                                       7.750            562.39        105
                                       7.500            562.39
    PHOENIX          AZ   85008          1            05/15/03         23
    0435973524                           05           07/01/03          0
    35460141                             O            06/01/33
    0


    8374966          U66/G01             F          127,450.00         ZZ
                                         360        127,168.57          1
                                       7.625            902.08        100
                                       7.375            902.08
    HOUSTON          TX   77084          1            05/30/03         23
    0436031645                           05           07/01/03          0
    727                                  O            06/01/33
    0


    8375010          W93/G01             F          170,000.00         ZZ
                                         360        169,589.72          1
                                       7.125          1,145.33        100
                                       6.875          1,145.33
    LOS ANGELES      CA   90059          1            05/14/03         23
    0436044994                           05           07/01/03          0
    01441612                             O            06/01/33
    0


    8375028          W93/G01             F          230,000.00         ZZ
                                         360        229,612.43          1
                                       6.875          1,510.94        100
                                       6.625          1,510.94
    MAYWOOD          CA   90270          1            06/02/03         23
    0435971692                           05           08/01/03          0
    67465430                             O            07/01/33
    0


    8375136          U66/G01             F          116,650.00         ZZ
                                         360        116,395.11          1
                                       7.625            825.64        103
                                       7.375            825.64
    LEAGUE CITY      TX   77539          1            05/30/03         23
    0436031595                           05           07/01/03          0
    732                                  O            06/01/33
    0
1




    8375342          U66/G01             F          200,900.00         ZZ
                                         360        200,426.99          1
                                       7.250          1,370.49        107
                                       7.000          1,370.49
    HOUSTON          TX   77083          1            05/30/03         23
    0436031413                           05           07/01/03          0
    0725479                              O            06/01/33
    0


    8375522          U66/G01             F          210,950.00         ZZ
                                         360        210,533.21          1
                                       8.125          1,566.30         99
                                       7.875          1,566.30
    CEDAR PARK       TX   78613          1            06/02/03         23
    0436032353                           05           07/01/03          0
    735                                  O            06/01/33
    0


    8375548          588/G01             F          208,600.00         ZZ
                                         360        206,964.88          1
                                       7.000          1,387.82        105
                                       6.750          1,387.82
    LORTON           VA   22079          1            05/30/03         23
    0436015408                           09           07/01/03          0
    1096410                              O            06/01/33
    0


    8375680          W93/G01             F          185,120.00         ZZ
                                         360        184,627.29          1
                                       6.625          1,185.35        100
                                       6.375          1,185.35
    MERIDIAN         ID   83642          1            05/27/03         23
    0436039895                           03           07/01/03          0
    60462974                             O            06/01/33
    0


    8375696          U66/G01             F           81,850.00         ZZ
                                         360         81,711.31          1
                                       8.875            651.24        103
                                       8.625            651.24
    HOUSTON          TX   77053          1            05/30/03         23
    0436037519                           03           07/01/03          0
    733                                  O            06/01/33
    0
1




    8375912          W93/G01             F          123,600.00         ZZ
                                         360        123,391.72          1
                                       6.875            811.97        103
                                       6.625            811.97
    NAMPA            ID   83651          5            06/04/03         23
    0436027841                           05           08/01/03          0
    59467253                             O            07/01/33
    0


    8375914          W93/G01             F          183,340.00         ZZ
                                         360        182,999.47          1
                                       6.375          1,143.80        103
                                       6.125          1,143.80
    BOISE            ID   83713          1            06/02/03         23
    0436022214                           05           08/01/03          0
    60439129                             O            07/01/33
    0


    8376020          R68/G01             F          162,700.00         ZZ
                                         360        161,797.27          1
                                       6.875          1,068.82        105
                                       6.625          1,068.82
    FORT LAUDERDALE  FL   33324          1            06/20/03         23
    0436122436                           09           08/01/03          0
    8050532                              O            07/01/33
    0


    8376098          W93/G01             F          112,250.00         ZZ
                                         360        112,078.63          1
                                       7.375            775.29        100
                                       7.125            775.29
    SCOTTSDALE       AZ   85257          1            06/09/03         23
    0436024301                           01           08/01/03          0
    35473967                             O            07/01/33
    0


    8376104          U66/G01             F           80,275.00         ZZ
                                         360         80,164.14          1
                                       7.875            582.05         95
                                       7.625            582.05
    HOUSTON          TX   77015          1            06/10/03         23
    0436053417                           05           08/01/03          0
    739                                  O            07/01/33
    0
1




    8376506          N67/G01             F           50,800.00         T
                                         360         50,405.63          1
                                       7.875            368.34        107
                                       7.625            368.34
    TITUSVILLE       PA   16354          1            06/06/03         23
    0435973391                           05           08/01/03          0
    1                                    O            07/01/33
    0


    8376508          U66/G01             F          121,400.00         ZZ
                                         360        121,252.40          1
                                       8.500            933.46        103
                                       8.250            933.46
    HOUSTON          TX   77088          1            06/06/03         23
    0436069827                           05           08/01/03          0
    738                                  O            07/01/33
    0


    8376706          W93/G01             F          100,000.00         ZZ
                                         360         99,839.59          1
                                       7.125            673.72        105
                                       6.875            673.72
    SCOTTSDALE       AZ   85250          1            06/03/03         23
    0436030894                           01           08/01/03          0
    35474405                             O            07/01/33
    0


    8376708          W93/G01             F          140,000.00         ZZ
                                         360        139,752.27          1
                                       6.625            896.44        100
                                       6.375            896.44
    VICTORVILLE      CA   92392          1            06/06/03         23
    0436030829                           05           08/01/03          0
    67486156                             O            07/01/33
    0


    8377732          J95/G01             F          165,300.00         ZZ
                                         360        164,770.22          1
                                       7.000          1,099.75        103
                                       6.750          1,099.75
    VANCOUVER        WA   98682          2            05/12/03         23
    0436028351                           05           07/01/03          0
    0042599779                           O            06/01/33
    0
1




    8377790          U05/G01             F          161,400.00         ZZ
                                         360        160,656.47          1
                                       7.125          1,087.38        105
                                       6.875          1,087.38
    RICHARDSON       TX   75080          1            06/09/03         23
    0436023873                           05           08/01/03          0
    3371324                              O            07/01/33
    0


    8377812          U35/G01             F           96,700.00         ZZ
                                         360         96,524.69          1
                                       6.500            611.21        103
                                       6.250            611.21
    PORTERVILLE      CA   93257          5            06/06/03         23
    0436075295                           05           08/01/03          0
    12083998                             O            07/01/33
    0


    8377896          E22/G01             F          111,850.00         ZZ
                                         360        111,656.85          1
                                       6.750            725.46        101
                                       6.500            725.46
    VANCOUVER        WA   98660          2            06/09/03         23
    0417445699                           05           08/01/03          0
    0417445699                           O            07/01/33
    0


    8377926          E22/G01             F          129,470.00         ZZ
                                         360        129,262.32          1
                                       7.125            872.26        107
                                       6.875            872.26
    SHELBY           AL   35143          2            06/12/03         23
    0416833481                           05           08/01/03          0
    0416833481                           O            07/01/33
    0


    8377946          E22/G01             F          226,840.00         ZZ
                                         360        226,474.45          1
                                       7.125          1,528.26        107
                                       6.875          1,528.26
    BROOKLYN         CT   06234          5            06/12/03         23
    0416926657                           05           08/01/03          0
    0416926657                           O            07/01/33
    0
1




    8377952          A42/G01             F          113,300.00         ZZ
                                         360        112,969.28          1
                                       8.750            891.33        103
                                       8.500            891.33
    COWETA           OK   74429          5            03/12/03         23
    0436046338                           05           05/01/03          0
    061030000839                         O            04/01/33
    0


    8377984          E22/G01             F           48,400.00         ZZ
                                         360         48,331.46          1
                                       7.750            346.74        103
                                       7.500            346.74
    FROSTPROOF       FL   33843          5            06/12/03         23
    0417021474                           05           08/01/03          0
    0417021474                           O            07/01/33
    0


    8377988          E22/G01             F          300,000.00         ZZ
                                         360        299,469.18          1
                                       6.625          1,920.93        100
                                       6.375          1,920.93
    RIFLE            CO   81650          1            06/16/03         23
    0417034527                           05           08/01/03          0
    0417034527                           O            07/01/33
    0


    8378032          E22/G01             F           65,000.00         ZZ
                                         360         64,900.78          1
                                       7.375            448.94        100
                                       7.125            448.94
    DEARBORN HEIGHT  MI   48125          1            06/17/03         23
    0417182938                           05           08/01/03          0
    0417182938                           O            07/01/33
    0


    8378038          E22/G01             F          109,000.00         ZZ
                                         360        108,829.43          1
                                       7.250            743.57        100
                                       7.000            743.57
    BRANSON          MO   65616          1            06/17/03         23
    0417189024                           05           08/01/03          0
    0417189024                           O            07/01/33
    0
1




    8378086          E22/G01             F           84,050.00         ZZ
                                         360         83,924.85          1
                                       7.500            587.69         95
                                       7.250            587.69
    RICHMOND         VA   23235          1            06/17/03         23
    0417216652                           05           08/01/03          0
    0417216652                           N            07/01/33
    0


    8378106          E22/G01             F          143,685.00         ZZ
                                         360        143,454.10          1
                                       7.250            980.18        100
                                       7.000            980.18
    AURORA           IL   60506          1            06/17/03         23
    0417473345                           05           08/01/03          0
    0417473345                           O            07/01/33
    0


    8378110          E22/G01             F           87,000.00         ZZ
                                         360         86,849.77          1
                                       6.750            564.28        100
                                       6.500            564.28
    BAKERSFIELD      CA   93306          1            06/09/03         23
    0417477353                           01           08/01/03          0
    0417477353                           O            07/01/33
    0


    8378120          E22/G01             F          169,950.00         ZZ
                                         360        169,709.33          1
                                       7.750          1,217.54        103
                                       7.500          1,217.54
    DAYTON           NV   89403          1            06/09/03         23
    0417511854                           05           08/01/03          0
    0417511854                           O            07/01/33
    0


    8378132          E22/G01             F           87,400.00         ZZ
                                         360         87,049.89          1
                                       6.500            552.43         95
                                       6.250            552.43
    TAMPA            FL   33603          1            06/17/03         23
    0417547346                           05           08/01/03          0
    0417547346                           N            07/01/33
    0
1




    8378134          E22/G01             F           97,850.00         ZZ
                                         360         97,714.88          1
                                       7.875            709.48        103
                                       7.625            709.48
    SUNSET           TX   76270          1            06/17/03         23
    0417553526                           05           08/01/03          0
    0417553526                           O            07/01/33
    0


    8378170          E22/G01             F           81,370.00         ZZ
                                         360         80,117.80          1
                                       8.125            604.17        103
                                       7.875            604.17
    KEWANEE          IL   61443          1            06/17/03         23
    0417153699                           05           08/01/03          0
    0417153699                           O            07/01/33
    0


    8378194          E22/G01             F          164,780.00         ZZ
                                         360        164,481.27          1
                                       6.500          1,041.52        107
                                       6.250          1,041.52
    LAGRANGE         GA   30240          2            06/12/03         23
    0417241296                           05           08/01/03          0
    0417241296                           O            07/01/33
    0


    8378212          E22/G01             F          185,100.00         ZZ
                                         360        184,780.36          1
                                       6.750          1,200.56        106
                                       6.500          1,200.56
    COMMERCE TWP.    MI   48382          5            06/12/03         23
    0417275575                           05           08/01/03          0
    0417275575                           O            07/01/33
    0


    8378294          313/G01             F          126,000.00         ZZ
                                         180        125,807.65          1
                                       7.375            870.26        100
                                       7.125            870.26
    ROSCOE           IL   61073          2            05/30/03         23
    0436033054                           05           08/01/03          0
    0009507963                           O            07/01/18
    0
1




    8378300          E22/G01             F          135,445.00         ZZ
                                         360        135,238.25          1
                                       7.375            935.48        103
                                       7.125            935.48
    DENTON           TX   76207          1            06/16/03         23
    0417360120                           05           08/01/03          0
    0417360120                           O            07/01/33
    0


    8378316          U50/G01             F          118,450.00         ZZ
                                         360        118,282.24          1
                                       7.750            848.60        103
                                       7.500            848.60
    EAST STROUDBSUR  PA   18301          1            06/06/03         23
    0436033179                           01           08/01/03          0
    20306669                             O            07/01/33
    0


    8378342          E22/G01             F          104,500.00         ZZ
                                         360        104,310.55          1
                                       6.500            660.51         95
                                       6.250            660.51
    BAKERSFIELD      CA   93308          1            06/10/03         23
    0417399441                           05           08/01/03          0
    0417399441                           N            07/01/33
    0


    8378366          313/G01             F          308,000.00         ZZ
                                         360        307,463.87          1
                                       7.000          2,049.13        107
                                       6.750          2,049.13
    STAFFORD         VA   22554          5            06/09/03         23
    0436045769                           05           08/01/03          0
    0009535618                           O            07/01/33
    0


    8378414          E86/G01             F          189,078.00         ZZ
                                         360        188,675.06          1
                                       7.750          1,354.58        103
                                       7.500          1,354.58
    SAINT CHARLES    MO   63304          1            05/23/03         23
    0436030522                           09           07/01/03          0
    1                                    O            06/01/33
    0
1




    8378420          U05/G01             F          124,165.00         ZZ
                                         360        123,950.60          1
                                       6.750            805.33         95
                                       6.500            805.33
    LUSBY            MD   20657          1            06/13/03         23
    0436029243                           05           08/01/03          0
    3368214                              N            07/01/33
    0


    8378446          R65/G01             F          201,500.00         ZZ
                                         360        201,160.47          1
                                       6.875          1,323.71        104
                                       6.625          1,323.71
    SAINT HELENA IS  SC   29920          1            06/16/03         23
    0436037782                           05           08/01/03          0
    0000001647                           O            07/01/33
    0


    8378452          A03/G01             F           49,400.00         ZZ
                                         360         49,328.27          1
                                       7.625            349.65        103
                                       7.375            349.65
    DETROIT          MI   48224          1            06/03/03         23
    0436039002                           05           08/01/03          0
    00030220310                          O            07/01/33
    0


    8378566          X67/G01             F          110,200.00         ZZ
                                         360        109,940.53          1
                                       7.250            751.76         95
                                       7.000            751.76
    BRANDON          FL   33511          1            05/29/03         23
    0436043962                           03           07/01/03          0
    00241973                             N            06/01/33
    0


    8378584          X67/G01             F          170,000.00         ZZ
                                         360        169,599.74          1
                                       7.250          1,159.70        100
                                       7.000          1,159.70
    MEREDITH         NH   03253          1            06/03/03         23
    0436036933                           05           07/01/03          0
    00241875                             O            06/01/33
    0
1




    8378606          624/G01             F          108,000.00         ZZ
                                         360        107,745.72          2
                                       7.250            736.75        100
                                       7.000            736.75
    MESA             AZ   85201          1            05/21/03         23
    0436032080                           05           07/01/03          0
    1000031612                           O            06/01/33
    0


    8378612          624/G01             F          299,600.00         ZZ
                                         360        298,858.94          1
                                       7.000          1,993.25        107
                                       6.750          1,993.25
    HANFORD          CA   93230          2            05/13/03         23
    0436023865                           05           07/01/03          0
    1000032476                           O            06/01/33
    0


    8378740          X91/G01             F          379,500.00         ZZ
                                         360        378,760.42          1
                                       6.125          2,305.88        100
                                       5.875          2,305.88
    EWA BEACH        HI   96706          1            06/06/03         23
    0436041081                           03           08/01/03          0
    803963                               O            07/01/33
    0


    8378802          U18/G01             F          107,900.00         ZZ
                                         360        107,735.29          1
                                       7.375            745.24        100
                                       7.125            745.24
    BIRMINGHAM       AL   35215          1            06/12/03         23
    0436094205                           05           08/01/03          0
    0421401520                           O            07/01/33
    0


    8378844          U18/G01             F           75,000.00         ZZ
                                         360         74,885.51          1
                                       7.375            518.01        100
                                       7.125            518.01
    FOREST PARK      GA   30297          1            06/12/03         23
    0436094411                           05           08/01/03          0
    0254878218                           O            07/01/33
    0
1




    8378860          642/G01             F           90,600.00         ZZ
                                         360         90,476.63          1
                                       8.125            672.70        103
                                       7.875            672.70
    LINCOLN          ND   58504          5            06/11/03         23
    0436029136                           05           08/01/03          0
    05235403                             O            07/01/33
    0


    8378864          253/G01             F          154,800.00         ZZ
                                         360        154,551.68          1
                                       7.125          1,042.92         95
                                       6.875          1,042.92
    FREDERICKSBURG   VA   22406          1            06/09/03         23
    0436022370                           09           08/01/03          0
    475101                               N            07/01/33
    0


    8379154          U85/G01             F          136,990.00         ZZ
                                         180        136,792.92          1
                                       8.625          1,065.49        103
                                       8.375          1,065.49
    DAVENPORT        IA   52806          1            06/13/03         23
    0436028617                           05           08/01/03          0
    TQSKURTH                             O            07/01/18
    0


    8379208          B44/G01             F          218,000.00         ZZ
                                         360        217,402.20          1
                                       6.500          1,377.91        104
                                       6.250          1,377.91
    DAVIS            CA   95616          1            05/30/03         23
    0436050025                           01           07/01/03          0
    9030017                              O            06/01/33
    0


    8379220          B43/G01             F           99,203.00         ZZ
                                         360         98,986.24          1
                                       7.625            702.15         95
                                       7.375            702.15
    DISTRICT HEIGHT  MD   20747          1            06/03/03         23
    0436030878                           05           07/01/03          0
    35550                                N            06/01/33
    0
1




    8379286          W40/G01             F          107,250.00         ZZ
                                         360        107,116.21          1
                                       8.375            815.18         98
                                       8.125            815.18
    LANSING          MI   48911          5            06/10/03         23
    0436028088                           05           08/01/03          0
    102022965                            O            07/01/33
    0


    8379380          X67/G01             F          278,100.00         ZZ
                                         360        277,670.82          1
                                       7.875          2,016.42        103
                                       7.625          2,016.42
    VACAVILLE        CA   95688          1            06/03/03         23
    0436043095                           05           08/01/03          0
    00286598                             O            07/01/33
    0


    8379416          003/G01             F          175,000.00         ZZ
                                         360        174,577.82          1
                                       7.625          1,238.64        100
                                       7.375          1,238.64
    DECATUR          GA   30034          1            05/30/03         23
    0436285886                           05           07/01/03          0
    0022069082                           O            06/01/33
    0


    8379490          G51/G01             F          135,890.00         ZZ
                                         360        135,692.65          1
                                       7.625            961.83        107
                                       7.375            961.83
    ALBUQUERQUE      NM   87120          2            06/10/03         23
    0436049829                           05           08/01/03          0
    29000285                             O            07/01/33
    0


    8379506          K15/G01             F          293,500.00         ZZ
                                         360        293,014.90          1
                                       7.500          2,052.19        103
                                       7.250          2,052.19
    FARMINGTON       CT   06085          5            06/10/03         23
    0436032890                           05           08/01/03          0
    037605510199                         O            07/01/33
    0
1




    8379536          K15/G01             F          252,400.00         ZZ
                                         360        251,995.12          1
                                       7.125          1,700.47         99
                                       6.875          1,700.47
    CAMBRIDGE        MA   02138          5            06/05/03         23
    0436029144                           01           08/01/03          0
    024605515885                         O            07/01/33
    0


    8379556          U35/G01             F           61,800.00         ZZ
                                         360         61,716.78          1
                                       8.000            453.47        100
                                       7.750            453.47
    BRISTOLVILLE     OH   44402          1            06/06/03         23
    0436050140                           05           08/01/03          0
    12060961                             O            07/01/33
    0


    8379560          G51/G01             F          166,250.00         ZZ
                                         360        165,904.50          1
                                       7.875          1,205.43         95
                                       7.625          1,205.43
    LAS VEGAS        NV   89129          1            05/28/03         23
    0436119200                           05           07/01/03          0
    22000822                             O            06/01/33
    0


    8379564          G51/G01             F          172,660.00         ZZ
                                         360        172,292.05          1
                                       7.750          1,236.96         97
                                       7.500          1,236.96
    COLORADO SPRING  CO   80918          1            06/03/03         23
    0436045918                           05           07/01/03          0
    20006498                             O            06/01/33
    0


    8379622          K15/G01             F           57,000.00         ZZ
                                         360         56,869.10          1
                                       7.375            393.68         95
                                       7.125            393.68
    FORT MEYERS      FL   33901          1            05/19/03         23
    0436039101                           05           07/01/03          0
    044700117310                         N            06/01/33
    0
1




    8379664          K15/G01             F          237,100.00         ZZ
                                         360        236,555.43          1
                                       7.375          1,637.59        103
                                       7.125          1,637.59
    SPARKS           NV   89436          5            05/27/03         23
    0436030084                           05           07/01/03          0
    022105516295                         O            06/01/33
    0


    8379666          K15/G01             F          202,900.00         ZZ
                                         360        202,590.27          1
                                       7.375          1,401.38         99
                                       7.125          1,401.38
    RIVERSIDE        CA   92504          5            06/04/03         23
    0436032023                           05           08/01/03          0
    025005510289                         O            07/01/33
    0


    8379668          940/G01             F          162,740.00         ZZ
                                         360        162,356.84          1
                                       7.250          1,110.17        103
                                       7.000          1,110.17
    MORENO VALLEY    CA   92557          1            05/16/03         23
    0436148258                           03           07/01/03          0
    40030566                             O            06/01/33
    0


    8379720          F34/G01             F          120,900.00         ZZ
                                         360        120,724.42          1
                                       7.625            855.73        107
                                       7.375            855.73
    LINCOLN          NE   68502          5            06/12/03         23
    0436027346                           05           08/01/03          0
    E2SA2A494                            O            07/01/33
    0


    8379728          U05/G01             F          107,000.00         ZZ
                                         360        106,806.02          1
                                       6.500            676.31        107
                                       6.250            676.31
    ERIE             PA   16508          1            06/13/03         23
    0436025860                           05           08/01/03          0
    3367517                              O            07/01/33
    0
1




    8379734          U35/G01             F          104,900.00         ZZ
                                         360        104,747.66          1
                                       7.625            742.48        100
                                       7.375            742.48
    APPLETON         WI   54914          1            06/13/03         23
    0436050108                           01           08/01/03          0
    12114887                             O            07/01/33
    0


    8379736          U05/G01             F          167,900.00         ZZ
                                         360        167,415.30          1
                                       6.750          1,089.00        100
                                       6.500          1,089.00
    SALEM            OR   97305          1            06/10/03         23
    0436035711                           05           08/01/03          0
    3350459                              O            07/01/33
    0


    8379754          U35/G01             F          110,000.00         ZZ
                                         360        109,775.15          1
                                       5.875            650.69        106
                                       5.625            650.69
    BETTENDORF       IA   52722          1            06/11/03         23
    0436075188                           05           08/01/03          0
    12116935                             O            07/01/33
    0


    8379758          F64/G01             F          107,100.00         ZZ
                                         360        106,835.09          1
                                       7.000            712.54        103
                                       6.750            712.54
    VIRGINIA BEACH   VA   23462          1            05/23/03         23
    0436018618                           07           07/01/03          0
    1                                    O            06/01/33
    0


    8379770          U35/G01             F          126,255.00         ZZ
                                         360        126,071.67          1
                                       7.625            893.62         95
                                       7.375            893.62
    INDIANAPOLIS     IN   46229          1            06/06/03         23
    0436084032                           05           08/01/03          0
    12055837                             O            07/01/33
    0
1




    8379776          A11/G01             F          112,700.00         ZZ
                                         360        112,414.32          1
                                       6.875            740.36        105
                                       6.625            740.36
    MARLBOROUGH      MA   01752          1            05/30/03         23
    0436093033                           01           07/01/03          0
    4671738242                           O            06/01/33
    0


    8379798          U35/G01             F          187,250.00         ZZ
                                         360        186,751.65          1
                                       6.625          1,198.98        107
                                       6.375          1,198.98
    FRESNO           CA   93720          1            06/05/03         23
    0436075261                           05           07/01/03          0
    11988778                             O            06/01/33
    0


    8379816          U35/G01             F          144,350.00         ZZ
                                         240        143,818.93          1
                                       7.375          1,151.87        104
                                       7.125          1,151.87
    NORWALK          IA   50211          5            06/11/03         23
    0436075238                           05           08/01/03          0
    12147230                             O            07/01/23
    0


    8379846          U35/G01             F           94,500.00         ZZ
                                         360         94,369.51          1
                                       7.875            685.19        103
                                       7.625            685.19
    MADERA           CA   93638          1            06/13/03         23
    0436075691                           05           08/01/03          0
    12152523                             O            07/01/33
    0


    8379852          408/G01             F          149,000.00         ZZ
                                         360        148,649.17          1
                                       7.250          1,016.45        100
                                       7.000          1,016.45
    KIRKWOOD         MO   63147          1            05/23/03         23
    0436072789                           05           07/01/03          0
    703037136                            O            06/01/33
    0
1




    8379888          U35/G01             F           72,872.00         ZZ
                                         360         72,766.19          1
                                       7.625            515.78        103
                                       7.375            515.78
    CALUMET CITY     IL   60409          1            06/12/03         23
    0436075683                           05           08/01/03          0
    12119358                             O            07/01/33
    0


    8379898          W39/G01             F           86,500.00         ZZ
                                         360         86,367.96          1
                                       7.375            597.43        103
                                       7.125            597.43
    BATON ROUGE      LA   70809          1            06/13/03         23
    0436054696                           01           08/01/03          0
    LA032424                             O            07/01/33
    0


    8379908          H76/G01             F          211,100.00         ZZ
                                         360        210,808.47          1
                                       7.875          1,530.63        103
                                       7.625          1,530.63
    NORTH RIVERSIDE  IL   60546          5            06/16/03         23
    0436031652                           05           08/01/03          0
    2003490653                           O            07/01/33
    0


    8379930          U35/G01             F          145,000.00         ZZ
                                         360        144,767.41          1
                                       7.125            976.89        100
                                       6.875            976.89
    CLOVIS           CA   93611          1            06/13/03         23
    0436254924                           01           08/01/03          0
    12090571                             O            07/01/33
    0


    8379968          964/G01             F          142,758.00         ZZ
                                         360        142,399.18          1
                                       6.500            902.33        103
                                       6.250            902.33
    CAMAS            WA   98607          1            06/09/03         23
    0436019814                           05           08/01/03          0
    429244                               O            07/01/33
    0
1




    8379974          964/G01             F          190,000.00         ZZ
                                         360        189,671.90          1
                                       6.750          1,232.34         95
                                       6.500          1,232.34
    LAS VEGAS        NV   89141          1            06/09/03         23
    0436019640                           03           08/01/03          0
    442655                               N            07/01/33
    0


    8380208          L16/G01             F          215,000.00         ZZ
                                         360        214,506.19          1
                                       7.375          1,484.95        100
                                       7.125          1,484.95
    BAKERSFIELD      CA   93313          1            05/29/03         23
    0436035372                           05           07/01/03          0
    10140                                O            06/01/33
    0


    8380248          808/G01             F          144,000.00         ZZ
                                         360        143,607.34          1
                                       6.500            910.18        100
                                       6.250            910.18
    VICTORVILLE      CA   92394          1            05/30/03         23
    0436032395                           05           07/01/03          0
    9330850                              O            06/01/33
    0


    8380250          808/G01             F          204,000.00         ZZ
                                         360        203,654.03          1
                                       6.875          1,340.14        102
                                       6.625          1,340.14
    MODESTO          CA   95350          1            06/10/03         23
    0436070825                           05           08/01/03          0
    9432317                              O            07/01/33
    0


    8380330          U35/G01             F          127,000.00         ZZ
                                         360        126,670.12          1
                                       6.750            823.72        100
                                       6.500            823.72
    FRESNO           CA   93727          1            05/28/03         23
    0436049522                           05           07/01/03          0
    11940704                             O            06/01/33
    0
1




    8380332          U35/G01             F           63,860.00         ZZ
                                         360         63,778.28          1
                                       8.250            479.76        103
                                       8.000            479.76
    CHICAGO          IL   60628          1            06/10/03         23
    0436050033                           05           08/01/03          0
    12101357                             O            07/01/33
    0


    8380334          U35/G01             F           71,900.00         ZZ
                                         360         71,749.43          1
                                       8.000            527.58        100
                                       7.750            527.58
    RAPIDS CITY      IL   61278          5            05/30/03         23
    0436075154                           05           07/01/03          0
    11983331                             O            06/01/33
    0


    8380342          950/G01             F          154,300.00         ZZ
                                         360        153,841.99          1
                                       6.125            937.54        100
                                       5.875            937.54
    TUALATIN         OR   97062          1            05/28/03         23
    0436023964                           05           07/01/03          0
    E9303021                             O            06/01/33
    0


    8380364          X67/G01             F          221,347.00         ZZ
                                         360        220,887.00          1
                                       7.875          1,604.92        103
                                       7.625          1,604.92
    FONTANA          CA   92336          1            05/21/03         23
    0436049613                           05           07/01/03          0
    00286388                             O            06/01/33
    0


    8380372          Q14/G01             F          153,500.00         ZZ
                                         360        153,193.62          1
                                       6.000            920.31        105
                                       5.750            920.31
    PHOENIX          AZ   85023          1            06/11/03         23
    0436031264                           05           08/01/03          0
    0000313778                           O            07/01/33
    0
1




    8380374          L86/G01             F          144,200.00         ZZ
                                         360        144,000.87          1
                                       7.875          1,045.55        103
                                       7.625          1,045.55
    LOS ANGELES      CA   91331          1            06/06/03         23
    0436093140                           01           08/01/03          0
    20514978                             O            07/01/33
    0


    8380376          U45/G01             F           65,270.00         ZZ
                                         360         65,149.04          2
                                       6.625            417.93        107
                                       6.375            417.93
    CARBONDALE       PA   18407          2            06/13/03         23
    0436034508                           05           08/01/03          0
    00203874                             O            07/01/33
    0


    8380378          Q14/G01             F          102,500.00         ZZ
                                         360        102,361.98          1
                                       8.000            752.11        100
                                       7.750            752.11
    PHOENIX          AZ   85006          1            06/06/03         23
    0436031165                           05           08/01/03          0
    0000313337                           O            07/01/33
    0


    8380384          642/G01             F          246,100.00         ZZ
                                         360        245,675.03          1
                                       6.750          1,596.20        107
                                       6.500          1,596.20
    WESTMINSTER      CO   80021          5            06/12/03         23
    0436028237                           05           08/01/03          0
    05163603                             O            07/01/33
    0


    8380582          R17/G01             F          156,800.00         ZZ
                                         360        156,439.86          1
                                       7.375          1,082.98         95
                                       7.125          1,082.98
    AVONDALE         AZ   85323          1            05/16/03         23
    0436065882                           09           07/01/03          0
    1000266253                           N            06/01/33
    0
1




    8380616          E22/G01             F          103,950.00         ZZ
                                         360        103,624.49          1
                                       7.625            735.75         99
                                       7.375            735.75
    BREMEN           OH   43107          2            06/13/03         23
    0416793917                           05           08/01/03          0
    0416793917                           O            07/01/33
    0


    8380644          E22/G01             F          108,150.00         ZZ
                                         360        107,961.95          1
                                       8.750            850.82        103
                                       8.500            850.82
    ENTERPRISE       AL   36330          5            05/29/03         23
    0416876894                           05           07/01/03          0
    0416876894                           O            06/01/33
    0


    8380654          E22/G01             F           77,040.00         ZZ
                                         360         76,900.32          1
                                       6.500            486.95        107
                                       6.250            486.95
    ALLENTOWN        PA   18104          1            06/18/03         23
    0416909851                           07           08/01/03          0
    0416909851                           O            07/01/33
    0


    8380662          E22/G01             F          109,140.00         ZZ
                                         360        108,956.10          1
                                       6.875            716.97        107
                                       6.625            716.97
    POOLER           GA   31322          5            06/13/03         23
    0416930154                           05           08/01/03          0
    0416930154                           O            07/01/33
    0


    8380668          E22/G01             F          158,500.00         ZZ
                                         360        158,239.41          1
                                       7.000          1,054.50        106
                                       6.750          1,054.50
    CRESWELL         OR   97426          5            06/10/03         23
    0416952182                           05           08/01/03          0
    0416952182                           O            07/01/33
    0
1




    8380670          E22/G01             F          211,650.00         ZZ
                                         360        211,310.48          1
                                       7.125          1,425.93        106
                                       6.875          1,425.93
    EUGENE           OR   97401          5            06/02/03         23
    0416958924                           05           08/01/03          0
    0416958924                           O            07/01/33
    0


    8380714          E22/G01             F          112,500.00         ZZ
                                         360        112,366.69          1
                                       8.625            875.01        103
                                       8.375            875.01
    VIRGINIA BEACH   VA   23462          5            06/13/03         23
    0417045499                           05           08/01/03          0
    0417045499                           O            07/01/33
    0


    8380722          E22/G01             F          222,000.00         ZZ
                                         360        221,417.11          1
                                       7.125          1,495.66        101
                                       6.875          1,495.66
    HAMPTON          GA   30228          2            06/13/03         23
    0417079639                           05           08/01/03          0
    0417079639                           O            07/01/33
    0


    8380792          E22/G01             F          180,000.00         ZZ
                                         360        179,657.53          1
                                       6.250          1,108.29        105
                                       6.000          1,108.29
    YUCAIPA          CA   92399          1            06/11/03         23
    0417200094                           05           08/01/03          0
    0417200094                           O            07/01/33
    0


    8380808          A06/G01             F          143,750.00         ZZ
                                         360        143,535.95          1
                                       7.500          1,005.13        103
                                       7.250          1,005.13
    PONTIAC          MI   48340          1            06/10/03         23
    0436035075                           01           08/01/03          0
    025000020227963                      O            07/01/33
    0
1




    8380828          E22/G01             F          119,100.00         ZZ
                                         360        118,904.17          1
                                       7.000            792.38         99
                                       6.750            792.38
    POWDER SPRINGS   GA   30127          1            06/18/03         23
    0417256120                           05           08/01/03          0
    0417256120                           O            07/01/33
    0


    8380832          E22/G01             F          168,300.00         ZZ
                                         360        168,023.30          1
                                       7.000          1,119.70        107
                                       6.750          1,119.70
    HACKETTSTOWN     NJ   07840          5            06/12/03         23
    0417257888                           05           08/01/03          0
    0417257888                           O            07/01/33
    0


    8380834          E22/G01             F          141,000.00         ZZ
                                         360        140,762.40          1
                                       6.875            926.27        100
                                       6.625            926.27
    KANSAS CITY      MO   64119          5            06/11/03         23
    0417260684                           05           08/01/03          0
    0417260684                           O            07/01/33
    0


    8380924          E22/G01             F           93,200.00         ZZ
                                         360         93,089.56          1
                                       8.625            724.90        103
                                       8.375            724.90
    NEW PHILADELPHI  OH   44663          1            06/18/03         23
    0417360526                           05           08/01/03          0
    0417360526                           O            07/01/33
    0


    8381498          A42/G01             F           40,750.00         ZZ
                                         360         40,679.15          1
                                       8.750            320.58        102
                                       8.500            320.58
    SAINT JOSEPH     MO   64501          5            05/07/03         23
    0436063887                           05           07/01/03          0
    061030001900                         O            06/01/33
    0
1




    8381514          A42/G01             F           65,550.00         ZZ
                                         360         65,397.50          1
                                       8.750            515.68         97
                                       8.500            515.68
    ST JOHNS         AZ   85936          5            04/18/03         23
    0436064711                           05           06/01/03          0
    061030001939                         O            05/01/33
    0


    8381598          253/G01             F          123,587.00         ZZ
                                         360        123,393.58          1
                                       7.250            843.09        103
                                       7.000            843.09
    JOPPA            MD   21085          1            06/13/03         23
    0436032163                           05           08/01/03          0
    471318                               O            07/01/33
    0


    8381732          T23/G01             F           31,000.00         ZZ
                                         360         30,903.65          1
                                       7.375            214.11        100
                                       7.125            214.11
    ROSSBURG         OH   45362          1            06/13/03         23
    0436048623                           05           07/13/03          0
    6499                                 O            06/13/33
    0


    8381822          X81/G01             F          163,350.00         ZZ
                                         360        163,146.23          1
                                       8.375          1,241.58         99
                                       8.125          1,241.58
    COON RAPIDS      MN   55433          1            06/10/03         23
    0436071740                           05           08/01/03          0
    953347                               O            07/01/33
    0


    8381960          X81/G01             F          278,200.00         ZZ
                                         360        277,796.02          1
                                       7.625          1,969.08        107
                                       7.375          1,969.08
    OAKDALE          MN   55128          5            06/10/03         23
    0436071716                           05           08/01/03          0
    953344                               O            07/01/33
    0
1




    8382030          W40/G01             F          109,800.00         ZZ
                                         360        108,936.42          1
                                       7.625            777.16        100
                                       7.375            777.16
    GLENDALE         AZ   85303          5            06/13/03         23
    0436036750                           05           08/01/03          0
    100023446                            O            07/01/33
    0


    8382122          U05/G01             F          159,650.00         ZZ
                                         360        159,380.97          1
                                       6.875          1,048.79        103
                                       6.625          1,048.79
    VACAVILLE        CA   95688          1            06/09/03         23
    0436033161                           01           08/01/03          0
    3360270                              O            07/01/33
    0


    8382250          U05/G01             F           78,000.00         ZZ
                                         360         77,868.58          1
                                       6.875            512.40        100
                                       6.625            512.40
    MESA             AZ   85208          1            06/09/03         23
    0436065270                           05           08/01/03          0
    3364307                              O            07/01/33
    0


    8382458          B43/G01             F          229,950.00         ZZ
                                         360        229,290.02          1
                                       6.000          1,378.67        100
                                       5.750          1,378.67
    LAKE CHARLES     LA   70601          1            06/16/03         23
    0436038400                           05           08/01/03          0
    36296                                O            07/01/33
    0


    8382568          K15/G01             F          154,700.00         ZZ
                                         360        154,439.32          1
                                       6.875          1,016.27        107
                                       6.625          1,016.27
    SPRINGVALE       ME   04083          5            06/10/03         23
    0436034987                           05           08/01/03          0
    007605516672                         O            07/01/33
    0
1




    8382574          X83/G01             F           98,440.00         ZZ
                                         360         98,064.26          1
                                       7.120            662.88        107
                                       6.870            662.88
    BAY CITY         MI   48706          2            06/12/03         23
    0436052641                           05           07/17/03          0
    8400796                              O            06/17/33
    0


    8382612          Q78/G01             F          106,090.00         ZZ
                                         360        105,913.30          1
                                       7.400            734.55        103
                                       7.150            734.55
    NEW BRIGHTON     PA   15066          5            06/12/03         23
    0436037865                           05           08/01/03          0
    731124                               O            07/01/33
    0


    8382648          W35/G01             F           95,790.00         ZZ
                                         360         95,631.52          1
                                       8.990            770.06        103
                                       8.740            770.06
    WARSAW           IN   46580          5            05/23/03         23
    0436038509                           05           07/01/03          0
    20002                                O            06/01/33
    0


    8382652          Q78/G01             F          185,000.00         ZZ
                                         180        184,695.23          1
                                       6.990          1,229.57        100
                                       6.740          1,229.57
    AURORA           IL   60504          2            06/13/03         23
    0436036198                           05           08/01/03          0
    730223                               O            07/01/18
    0


    8382662          K15/G01             F          256,300.00         ZZ
                                         360        255,888.86          1
                                       7.125          1,726.74         99
                                       6.875          1,726.74
    MILACA           MN   56353          5            05/28/03         23
    0436035356                           05           08/01/03          0
    013105516683                         O            07/01/33
    0
1




    8382668          U19/G01             F          167,000.00         ZZ
                                         360        166,745.06          1
                                       7.375          1,153.43        100
                                       7.125          1,153.43
    PHOENIX          AZ   85024          1            06/17/03         23
    0436032296                           05           08/01/03          0
    11000878                             O            07/01/33
    0


    8382690          642/G01             F           84,460.00         ZZ
                                         360         84,331.08          1
                                       7.375            583.34        103
                                       7.125            583.34
    DEMOPOLIS        AL   36732          1            06/17/03         23
    0436028047                           05           08/01/03          0
    05130003                             O            07/01/33
    0


    8382692          K15/G01             F          221,400.00         ZZ
                                         360        220,939.91          1
                                       7.875          1,605.30        103
                                       7.625          1,605.30
    RENTON           WA   98055          5            05/27/03         23
    0436033211                           05           07/01/03          0
    021005508272                         O            06/01/33
    0


    8382738          K15/G01             F           58,700.00         ZZ
                                         360         58,624.89          1
                                       8.250            440.99        103
                                       8.000            440.99
    BOCK             MN   56313          5            06/10/03         23
    0436035117                           05           08/01/03          0
    013205517261                         O            07/01/33
    0


    8382848          K15/G01             F          285,300.00         ZZ
                                         360        284,895.98          1
                                       7.750          2,043.92        103
                                       7.500          2,043.92
    LAKE IN THE HIL  IL   60156          5            06/04/03         23
    0436036115                           05           08/01/03          0
    019905510136                         O            07/01/33
    0
1




    8382862          X67/G01             F          121,000.00         ZZ
                                         360        120,796.12          1
                                       6.875            794.88        100
                                       6.625            794.88
    SAN BERNARDINO   CA   92404          1            06/06/03         23
    0436045926                           05           08/01/03          0
    00286890                             O            07/01/33
    0


    8382894          K15/G01             F          159,000.00         ZZ
                                         360        158,718.79          1
                                       7.625          1,125.39         99
                                       7.375          1,125.39
    NORTH LAS VEGAS  NV   89031          5            05/30/03         23
    0436035935                           05           08/01/03          0
    022005516569                         O            07/01/33
    0


    8382980          X01/G01             F           86,700.00         ZZ
                                         360         86,453.56          1
                                       8.625            674.34        100
                                       8.375            674.34
    HOUSTON          TX   77067          1            04/25/03         23
    0436084453                           05           06/01/03          0
    335                                  O            05/01/33
    0


    8382996          U35/G01             F          123,497.00         ZZ
                                         360        123,278.49          1
                                       6.625            790.76        103
                                       6.375            790.76
    NEENAH           WI   54956          1            06/13/03         23
    0436167324                           05           08/01/03          0
    12161871                             O            07/01/33
    0


    8383010          U05/G01             F          269,900.00         ZZ
                                         360        269,477.64          1
                                       7.250          1,841.19        100
                                       7.000          1,841.19
    WAGON WHEEL      CA   92679          1            06/10/03         23
    0436065437                           01           08/01/03          0
    3372700                              O            07/01/33
    0
1




    8383020          Q78/G01             F          204,905.00         ZZ
                                         360        204,607.44          1
                                       7.625          1,450.31        106
                                       7.375          1,450.31
    RALEIGH          NC   27617          5            06/13/03         23
    0436036180                           05           08/01/03          0
    730784                               O            07/01/33
    0


    8383024          U05/G01             F           77,000.00         ZZ
                                         360         76,882.46          1
                                       7.375            531.82        100
                                       7.125            531.82
    PUEBLO           CO   81004          1            06/13/03         23
    0436035430                           05           08/01/03          0
    3364938                              O            07/01/33
    0


    8383056          N46/G01             F          118,750.00         ZZ
                                         360        118,559.51          1
                                       7.125            800.04        107
                                       6.875            800.04
    WEST UNION       SC   29696          5            06/12/03         23
    0436032585                           05           08/01/03          0
    111822701                            O            07/01/33
    0


    8383062          U05/G01             F           53,500.00         ZZ
                                         360         53,420.35          1
                                       7.500            374.08        107
                                       7.250            374.08
    LAUDERHILL       FL   33313          5            06/03/03         23
    0436030670                           01           08/01/03          0
    3359955                              O            07/01/33
    0


    8383086          W02/G01             F          246,100.00         ZZ
                                         360        245,661.56          1
                                       6.590          1,570.12        107
                                       6.340          1,570.12
    PORT CHARLOTTE   FL   33981          5            06/13/03         23
    0436052658                           05           08/01/03          0
    1002512944                           O            07/01/33
    0
1




    8383098          L99/G01             F           74,160.00         ZZ
                                         360         74,031.06          1
                                       8.750            583.42        103
                                       8.500            583.42
    AMARILLO         TX   79109          1            05/14/03         23
    0436199590                           05           07/01/03          0
    20356550                             O            06/01/33
    0


    8383124          313/G01             F           62,000.00         ZZ
                                         360         61,120.72          1
                                       6.750            402.14        107
                                       6.500            402.14
    MOLINE           IL   61265          1            06/11/03         23
    0436045207                           01           08/01/03          0
    0009646050                           O            07/01/33
    0


    8383264          W02/G01             F          175,100.00         ZZ
                                         360        174,758.75          1
                                       6.125          1,063.93        101
                                       5.875          1,063.93
    CLEARWATER       FL   33764          5            06/12/03         23
    0436036131                           05           08/01/03          0
    1002536499                           O            07/01/33
    0


    8383332          U35/G01             F          120,510.00         ZZ
                                         360        120,339.33          1
                                       7.750            863.35        103
                                       7.500            863.35
    RACINE           WI   53402          5            06/16/03         23
    0436201628                           05           08/01/03          0
    12174863                             O            07/01/33
    0


    8383352          U05/G01             F          142,000.00         ZZ
                                         360        141,729.82          1
                                       6.250            874.32        103
                                       6.000            874.32
    HEMET            CA   92545          1            06/04/03         23
    0436031215                           05           08/01/03          0
    3350310                              O            07/01/33
    0
1




    8383366          X91/G01             F          307,950.00         ZZ
                                         360        307,110.30          1
                                       6.500          1,946.45        103
                                       6.250          1,946.45
    MILILANI         HI   96789          1            05/27/03         23
    0436098701                           01           07/01/03          0
    806247                               O            06/01/33
    0


    8383462          B28/G01             F          156,655.00         ZZ
                                         360        156,427.50          1
                                       7.625          1,108.80         95
                                       7.375          1,108.80
    DENVER           CO   80220          1            06/16/03         23
    0436024129                           05           08/01/03          0
    05900422                             O            07/01/33
    0


    8383532          W02/G01             F          155,150.00         ZZ
                                         360        154,746.30          1
                                       6.750          1,006.30        104
                                       6.500          1,006.30
    YOUNGSTOWN       FL   32466          5            05/27/03         23
    0436052633                           05           07/01/03          0
    1002318417                           O            06/01/33
    0


    8383534          W94/G01             F          230,700.00         ZZ
                                         360        230,356.50          1
                                       7.500          1,613.09        103
                                       7.250          1,613.09
    SACRAMENTO       CA   95833          1            06/12/03         23
    0436048144                           05           08/01/03          0
    113492801                            O            07/01/33
    0


    8383540          B43/G01             F           64,350.00         ZZ
                                         360         64,275.69          1
                                       8.750            506.24         99
                                       8.500            506.24
    INDEPENDENCE     MO   64055          5            06/05/03         23
    0436033203                           05           08/01/03          0
    36037                                O            07/01/33
    0
1




    8383542          W02/G01             F          104,860.00         ZZ
                                         360        104,191.84          1
                                       6.920            692.02        107
                                       6.670            692.02
    JACKSONVILLE     FL   32218          5            06/13/03         23
    0436052625                           05           08/01/03          0
    1002567171                           O            07/01/33
    0


    8383554          W02/G01             F          208,650.00         ZZ
                                         360        208,252.25          1
                                       6.240          1,283.34        107
                                       5.990          1,283.34
    HARRISONBURG     VA   22801          5            06/13/03         23
    0436051502                           05           08/01/03          0
    1002476851                           O            07/01/33
    0


    8383562          S20/G01             F           43,466.00         ZZ
                                         360         43,411.77          1
                                       8.375            330.38        103
                                       8.125            330.38
    NEWBERRY         SC   29108          1            06/13/03         23
    0436056733                           05           08/01/03          0
    0304335                              O            07/01/33
    0


    8383618          U45/G01             F          192,610.00         ZZ
                                         360        192,330.31          1
                                       7.625          1,363.28        103
                                       7.375          1,363.28
    LAS VEGAS        NV   89139          1            06/16/03         23
    0436039689                           03           08/01/03          0
    00203885                             O            07/01/33
    0


    8384350          480/G01             F          109,725.00         ZZ
                                         360        109,460.19          2
                                       7.125            739.24         95
                                       6.875            739.24
    ST CLOUD         FL   34769          1            05/30/03         23
    0436068241                           05           07/01/03          0
    4691663                              N            06/01/33
    0
1




    8384606          E22/G01             F          148,320.00         ZZ
                                         360        148,144.23          1
                                       8.625          1,153.62        103
                                       8.375          1,153.62
    RICHLAND         WA   99352          1            06/11/03         23
    0416867216                           05           08/01/03          0
    0416867216                           O            07/01/33
    0


    8384612          E22/G01             F          112,000.00         ZZ
                                         360        111,794.08          1
                                       6.750            726.43        103
                                       6.500            726.43
    COLUMBUS         OH   43085          1            06/19/03         23
    0416966646                           01           08/01/03          0
    0416966646                           O            07/01/33
    0


    8384620          E22/G01             F          234,950.00         ZZ
                                         360        234,554.11          1
                                       6.875          1,543.45        100
                                       6.625          1,543.45
    SEATTLE          WA   98133          1            06/16/03         23
    0417023553                           01           08/01/03          0
    0417023553                           O            07/01/33
    0


    8384652          E22/G01             F           91,950.00         ZZ
                                         360         91,767.04          1
                                       7.625            650.82        103
                                       7.375            650.82
    CINCINNATI       OH   45239          1            06/19/03         23
    0417190881                           05           08/01/03          0
    0417190881                           O            07/01/33
    0


    8384710          E22/G01             F          127,865.00         ZZ
                                         360        127,632.94          1
                                       6.875            839.98        107
                                       6.625            839.98
    FERNDALE         MI   48220          1            06/19/03         23
    0417218658                           05           08/01/03          0
    0417218658                           O            07/01/33
    0
1




    8384786          E22/G01             F          130,005.00         ZZ
                                         360        129,693.59          1
                                       8.000            953.93         95
                                       7.750            953.93
    REDFORD          MI   48231          1            06/19/03         23
    0417342110                           05           08/01/03          0
    0417342110                           O            07/01/33
    0


    8384812          E22/G01             F          283,550.00         ZZ
                                         360        283,083.79          1
                                       7.000          1,886.47        107
                                       6.750          1,886.47
    CONCORD          CA   94521          1            06/10/03         23
    0417409752                           09           08/01/03          0
    0417409752                           O            07/01/33
    0


    8384820          E22/G01             F          214,500.00         ZZ
                                         360        211,968.21          1
                                       6.375          1,338.20        105
                                       6.125          1,338.20
    ONTARIO          CA   91764          1            06/12/03         23
    0417418829                           01           08/01/03          0
    0417418829                           O            07/01/33
    0


    8384848          E22/G01             F          133,900.00         ZZ
                                         360        133,710.37          1
                                       7.750            959.28        100
                                       7.500            959.28
    HOUSTON          TX   77018          1            06/19/03         23
    0417446978                           05           08/01/03          0
    0417446978                           O            07/01/33
    0


    8384976          737/G01             F          175,000.00         ZZ
                                         360        174,726.14          1
                                       7.250          1,193.81         99
                                       7.000          1,193.81
    PALM BAY         FL   32907          5            06/06/03         23
    0436072342                           05           08/01/03          0
    6014138                              O            07/01/33
    0
1




    8385450          T76/G01             F          207,800.00         ZZ
                                         360        207,527.22          1
                                       8.125          1,542.91         99
                                       7.875          1,542.91
    WESTERVILLE      OH   43081          1            06/11/03         23
    0436095525                           05           08/01/03          0
    2001449                              O            07/01/33
    0


    8385686          T76/G01             F           84,150.00         ZZ
                                         360         83,979.48          1
                                       8.000            617.46         99
                                       7.750            617.46
    BELLEFONTAINE    OH   43311          5            06/19/03         23
    0436053839                           05           07/24/03          0
    41103                                O            06/24/33
    0


    8385780          W40/G01             F          108,400.00         ZZ
                                         360        108,264.77          1
                                       8.375            823.92         98
                                       8.125            823.92
    PAYSON           AZ   85541          5            06/13/03         23
    0436036982                           05           08/01/03          0
    100020959                            O            07/01/33
    0


    8386012          U85/G01             F          127,720.00         ZZ
                                         360        127,468.13          1
                                       7.875            926.06        103
                                       7.625            926.06
    KENOSHA          WI   53144          5            06/16/03         23
    0436043822                           05           08/01/03          0
    1                                    O            07/01/33
    0


    8386086          U85/G01             F           83,225.00         ZZ
                                         360         83,101.09          1
                                       7.500            581.92        100
                                       7.250            581.92
    NEW LONDON       WI   54961          1            06/13/03         23
    0436049506                           05           08/01/03          0
    1                                    O            07/01/33
    0
1




    8386248          W94/G01             F          233,700.00         ZZ
                                         360        232,154.38          1
                                       6.375          1,457.98         96
                                       6.125          1,457.98
    ELK GROVE        CA   95624          5            06/13/03         23
    0436067664                           05           08/01/03          0
    113242601                            O            07/01/33
    0


    8386258          W94/G01             F          590,000.00         ZZ
                                         360        589,005.82          1
                                       6.875          3,875.88        100
                                       6.625          3,875.88
    NEW CASTLE       CA   95658          1            06/06/03         23
    0436096234                           05           08/01/03          0
    12081483                             O            07/01/33
    0


    8386286          J95/G01             F          229,000.00         ZZ
                                         360        228,683.77          1
                                       7.875          1,660.41        100
                                       7.625          1,660.41
    TUCSON           AZ   85745          1            06/04/03         23
    0436034490                           05           08/01/03          0
    0043586320                           O            07/01/33
    0


    8386328          W30/G01             F          253,380.00         ZZ
                                         360        253,021.17          1
                                       7.750          1,815.25        103
                                       7.500          1,815.25
    LYNN             MA   01904          1            06/12/03         23
    0436053540                           05           08/01/03          0
    03050443                             O            07/01/33
    0


    8386330          X64/G01             F          135,500.00         ZZ
                                         360        135,271.67          1
                                       6.875            890.14         97
                                       6.625            890.14
    REDFORD          MI   48240          2            06/06/03         23
    0436092126                           05           08/01/03          0
    PM1013448                            O            07/01/33
    0
1




    8386408          U45/G01             F          135,500.00         ZZ
                                         360        135,277.23          1
                                       7.000            901.48        105
                                       6.750            901.48
    WEST VALLEY CIT  UT   84128          2            06/18/03         23
    0436035323                           05           08/01/03          0
    00203774                             O            07/01/33
    0


    8386418          W89/G01             F          141,240.00         ZZ
                                         360        140,956.39          1
                                       7.625            999.69        107
                                       7.375            999.69
    OMAHA            NE   68134          5            06/19/03         23
    0436070148                           05           08/01/03          0
    4440362786                           O            07/01/33
    0


    8386440          X83/G01             F           65,920.00         ZZ
                                         360         65,748.43          1
                                       6.740            427.12        103
                                       6.490            427.12
    EVANSVILLE       IN   47712          1            06/18/03         23
    0436075303                           05           07/18/03          0
    8206086                              O            06/18/33
    0


    8386602          X67/G01             F          256,100.00         ZZ
                                         360        255,383.92          1
                                       6.375          1,597.73        107
                                       6.125          1,597.73
    HOOKSETT         NH   03106          1            05/23/03         23
    0436047039                           05           07/01/03          0
    00241878                             O            06/01/33
    0


    8387096          Q14/G01             F           96,000.00         ZZ
                                         360         95,846.00          1
                                       7.125            646.77        100
                                       6.875            646.77
    PHOENIX          AZ   85042          1            06/04/03         23
    0436034706                           05           08/01/03          0
    0000313336                           O            07/01/33
    0
1




    8387246          G34/G01             F          275,000.00         ZZ
                                         360        274,639.00          1
                                       8.125          2,041.87        103
                                       7.875          2,041.87
    LAS VEGAS        NV   89149          2            06/09/03         23
    0436035810                           03           08/01/03          0
    77306056                             O            07/01/33
    0


    8387326          N46/G01             F           29,960.00         ZZ
                                         360         29,909.51          1
                                       6.875            196.82        107
                                       6.625            196.82
    ANDERSON         SC   29621          1            06/17/03         23
    0436083570                           05           08/01/03          0
    113241301                            O            07/01/33
    0


    8387608          808/G01             F          219,350.00         ZZ
                                         360        218,961.86          1
                                       6.625          1,404.53        107
                                       6.375          1,404.53
    CATHEDRAL CITY   CA   92234          1            06/02/03         23
    0436035257                           05           08/01/03          0
    9331031                              O            07/01/33
    0


    8387610          642/G01             F          125,300.00         ZZ
                                         360        124,998.41          1
                                       7.125            844.17        105
                                       6.875            844.17
    GRETNA           LA   70053          1            06/12/03         23
    0436071195                           05           08/01/03          0
    05178103                             O            07/01/33
    0


    8387646          N46/G01             F          169,000.00         ZZ
                                         360        168,693.63          1
                                       6.500          1,068.19        104
                                       6.250          1,068.19
    GARNER           NC   27529          1            06/18/03         23
    0436037469                           05           08/01/03          0
    OVEL84N058                           O            07/01/33
    0
1




    8387648          F34/G01             F           96,000.00         ZZ
                                         360         94,214.34          1
                                       7.625            679.49        107
                                       7.375            679.49
    BATTLE CREEK     MI   49015          5            06/16/03         23
    0436042006                           05           08/01/03          0
    E2BQ1A31587                          O            07/01/33
    0


    8387662          F64/G01             F          151,400.00         ZZ
                                         360        151,215.91          1
                                       8.500          1,164.14        103
                                       8.250          1,164.14
    CHARLOTTE        NC   28227          5            06/17/03         23
    0436035489                           05           08/01/03          0
    77003131                             O            07/01/33
    0


    8387734          F34/G01             F          234,000.00         ZZ
                                         360        233,595.93          1
                                       6.750          1,517.72        107
                                       6.500          1,517.72
    CENTREVILLE      VA   20121          1            06/18/03         23
    0436032726                           09           08/01/03          0
    13304012                             O            07/01/33
    0


    8387812          B28/G01             F          262,350.00         ZZ
                                         360        261,929.14          1
                                       7.125          1,767.51         99
                                       6.875          1,767.51
    RICHTON PARK     IL   60471          1            06/12/03         23
    0436034722                           05           08/01/03          0
    22000103                             O            07/01/33
    0


    8387902          A06/G01             F          205,000.00         ZZ
                                         360        204,709.68          1
                                       7.750          1,468.65        103
                                       7.500          1,468.65
    WATERFORD        MI   48328          5            06/13/03         23
    0436037774                           05           08/01/03          0
    1                                    O            07/01/33
    0
1




    8387910          T15/G01             F          132,680.00         ZZ
                                         360        132,457.09          1
                                       6.890            872.94        107
                                       6.640            872.94
    STEVENS POINT    WI   54481          2            06/16/03         23
    0436069231                           05           08/01/03          0
    1                                    O            07/01/33
    0


    8388140          A06/G01             F          252,350.00         ZZ
                                         360        251,811.77          1
                                       7.375          1,742.92        103
                                       7.125          1,742.92
    WATERFORD        MI   48324          1            06/17/03         23
    0436036040                           05           08/01/03          0
    1                                    O            07/01/33
    0


    8388142          F34/G01             F          144,200.00         ZZ
                                         360        144,037.72          1
                                       8.875          1,147.32        103
                                       8.625          1,147.32
    MOUNT AIRY       NC   27030          5            06/14/03         23
    0436040026                           05           08/01/03          0
    19814                                O            07/01/33
    0


    8388220          W47/G01             F           77,040.00         ZZ
                                         180         76,871.67          1
                                       7.625            545.28        107
                                       7.375            545.28
    WORTH            IL   60482          1            06/06/03         23
    0436102537                           01           07/06/03          0
    WH030490                             O            06/06/18
    0


    8388302          H76/G01             F          217,800.00         ZZ
                                         360        217,475.71          1
                                       7.500          1,522.89         99
                                       7.250          1,522.89
    LONGMONT         CO   80501          5            06/16/03         23
    0436038517                           05           08/01/03          0
    2003494764                           O            07/01/33
    0
1




    8388614          X47/G01             F           74,450.00         ZZ
                                         360         74,339.14          2
                                       7.500            520.57         95
                                       7.250            520.57
    DETROIT          MI   48227          1            06/12/03         23
    0436035174                           05           08/01/03          0
    K11843                               N            07/01/33
    0


    8388626          U35/G01             F          122,055.00         ZZ
                                         360        121,864.00          1
                                       7.250            832.63        103
                                       7.000            832.63
    SHEBOYGAN        WI   53083          1            06/13/03         23
    0436248991                           05           08/01/03          0
    12166954                             O            07/01/33
    0


    8389634          E22/G01             F          341,500.00         ZZ
                                         360        340,924.56          1
                                       6.875          2,243.41        102
                                       6.625          2,243.41
    SCOTTS VALLEY    CA   95066          1            06/12/03         23
    0417499100                           01           08/01/03          0
    0417499100                           O            07/01/33
    0


    8389688          E22/G01             F          161,000.00         ZZ
                                         360        160,754.23          1
                                       7.375          1,111.99        103
                                       7.125          1,111.99
    COLORADO SPRING  CO   80917          1            06/20/03         23
    0417549698                           05           08/01/03          0
    0417549698                           O            07/01/33
    0


    8389690          E22/G01             F          233,810.00         ZZ
                                         360        233,525.70          1
                                       8.500          1,797.80        103
                                       8.250          1,797.80
    FAIRBANKS        AK   99712          1            06/12/03         23
    0417552825                           05           08/01/03          0
    0417552825                           O            07/01/33
    0
1




    8389696          E22/G01             F          133,900.00         ZZ
                                         360        133,663.07          1
                                       6.625            857.38        103
                                       6.375            857.38
    SAGINAW          MI   48609          1            06/20/03         23
    0417566528                           05           08/01/03          0
    0417566528                           O            07/01/33
    0


    8389730          E22/G01             F          139,650.00         ZZ
                                         360        139,447.22          2
                                       7.625            988.43         95
                                       7.375            988.43
    AVON             IN   46123          1            06/20/03         23
    0417282928                           05           08/01/03          0
    0417282928                           N            07/01/33
    0


    8389736          E22/G01             F          218,000.00         ZZ
                                         360        217,604.70          1
                                       6.625          1,395.88        100
                                       6.375          1,395.88
    SACRAMENTO       CA   95828          1            06/17/03         23
    0417288909                           05           08/01/03          0
    0417288909                           O            07/01/33
    0


    8389766          E22/G01             F          183,447.00         ZZ
                                         360        183,145.38          1
                                       7.000          1,220.48        102
                                       6.750          1,220.48
    LYNCHBURG        VA   24502          5            06/16/03         23
    0417310539                           05           08/01/03          0
    0417310539                           O            07/01/33
    0


    8389806          E22/G01             F          103,000.00         ZZ
                                         360        102,842.76          1
                                       7.375            711.40        100
                                       7.125            711.40
    FRESNO           CA   93702          1            06/10/03         23
    0417378155                           05           08/01/03          0
    0417378155                           O            07/01/33
    0
1




    8389810          E22/G01             F           97,500.00         ZZ
                                         360         97,331.65          1
                                       6.750            632.38        105
                                       6.500            632.38
    ST. PETERSBURG   FL   33713          1            06/20/03         23
    0417382819                           05           08/01/03          0
    0417382819                           O            07/01/33
    0


    8389858          E22/G01             F          255,000.00         ZZ
                                         360        254,548.80          1
                                       6.625          1,632.79        100
                                       6.375          1,632.79
    CITRUS HEIGHTS   CA   95610          1            06/17/03         23
    0417443157                           05           08/01/03          0
    0417443157                           O            07/01/33
    0


    8389862          E22/G01             F           59,900.00         ZZ
                                         360         59,693.73          1
                                       6.625            383.55        100
                                       6.375            383.55
    EASTABOGA        AL   36260          1            06/20/03         23
    0417447794                           05           08/01/03          0
    0417447794                           O            07/01/33
    0


    8389866          E22/G01             F          155,019.00         ZZ
                                         360        154,731.08          1
                                       6.375            967.12        105
                                       6.125            967.12
    GOODRICH         MI   48438          1            06/20/03         23
    0417457538                           05           08/01/03          0
    0417457538                           O            07/01/33
    0


    8389872          E22/G01             F           52,250.00         ZZ
                                         360         52,170.24          2
                                       7.375            360.88         95
                                       7.125            360.88
    SAGINAW          MI   48602          1            06/20/03         23
    0417460649                           05           08/01/03          0
    0417460649                           N            07/01/33
    0
1




    8389876          E22/G01             F          112,885.00         ZZ
                                         360        112,675.33          1
                                       6.375            704.26        107
                                       6.125            704.26
    ST. CLAIR SHORE  MI   48082          1            06/20/03         23
    0417466844                           05           08/01/03          0
    0417466844                           O            07/01/33
    0


    8389898          U28/G01             F          155,000.00         ZZ
                                         360        154,543.49          1
                                       6.375            967.00        100
                                       6.125            967.00
    STEELE           AL   35987          1            06/02/03         14
    0436072862                           05           07/01/03         35
    2000019285                           O            06/01/33
    0


    8389912          E22/G01             F          112,000.00         ZZ
                                         360        111,849.20          1
                                       8.000            821.82        103
                                       7.750            821.82
    LEXINGTON        SC   29073          5            06/16/03         23
    0417264975                           05           08/01/03          0
    0417264975                           O            07/01/33
    0


    8389958          E22/G01             F          148,675.00         ZZ
                                         360        148,411.94          2
                                       6.625            951.98         95
                                       6.375            951.98
    VANCOUVER        WA   98684          1            06/05/03         23
    0416752251                           05           08/01/03          0
    0416752251                           N            07/01/33
    0


    8389974          E22/G01             F           48,410.00         ZZ
                                         360         48,352.63          1
                                       8.625            376.53        103
                                       8.375            376.53
    GADSDEN          AL   35904          5            06/16/03         23
    0416921393                           05           08/01/03          0
    0416921393                           O            07/01/33
    0
1




    8390010          E22/G01             F          103,400.00         ZZ
                                         360        103,225.78          1
                                       6.875            679.26        100
                                       6.625            679.26
    ROSEBURG         OR   97470          1            06/11/03         23
    0417040300                           05           08/01/03          0
    0417040300                           O            07/01/33
    0


    8390014          E22/G01             F           70,080.00         ZZ
                                         360         69,858.27          1
                                       6.750            454.54         96
                                       6.500            454.54
    BEATRICE         NE   68310          5            06/16/03         23
    0417045010                           05           08/01/03          0
    0417045010                           O            07/01/33
    0


    8390036          E22/G01             F           98,500.00         ZZ
                                         360         98,263.34          1
                                       7.875            714.19         94
                                       7.625            714.19
    STOCKBRIDGE      GA   30281          1            06/20/03         23
    0417083219                           03           08/01/03          0
    0417083219                           O            07/01/33
    0


    8390046          E22/G01             F          188,500.00         ZZ
                                         360        188,205.02          1
                                       7.250          1,285.90        100
                                       7.000          1,285.90
    GRAHAM           WA   98338          1            06/13/03         23
    0417112844                           05           08/01/03          0
    0417112844                           O            07/01/33
    0


    8390050          E22/G01             F           69,000.00         ZZ
                                         360         67,996.33          1
                                       7.250            470.70        107
                                       7.000            470.70
    LAKE CITY        FL   32025          1            06/20/03         23
    0417126547                           05           08/01/03          0
    0417126547                           O            07/01/33
    0
1




    8390106          E22/G01             F          255,400.00         ZZ
                                         360        255,019.74          1
                                       7.500          1,785.79        103
                                       7.250          1,785.79
    PALMDALE         CA   93551          5            06/10/03         23
    0417174976                           05           08/01/03          0
    0417174976                           O            07/01/33
    0


    8390120          E22/G01             F           91,360.00         ZZ
                                         360         91,227.34          1
                                       7.625            646.64        103
                                       7.375            646.64
    BAY CITY         MI   48706          1            06/20/03         23
    0417183456                           05           08/01/03          0
    0417183456                           O            07/01/33
    0


    8390124          E22/G01             F          115,900.00         ZZ
                                         360        115,727.44          1
                                       7.500            810.39        103
                                       7.250            810.39
    PELHAM           AL   35124          1            06/20/03         23
    0417183977                           07           08/01/03          0
    0417183977                           O            07/01/33
    0


    8390128          E22/G01             F          118,702.00         ZZ
                                         360        118,501.97          1
                                       6.875            779.79         95
                                       6.625            779.79
    BREMERTON        WA   98337          1            06/17/03         23
    0417184629                           05           08/01/03          0
    0417184629                           N            07/01/33
    0


    8390156          E22/G01             F          174,779.00         ZZ
                                         360        174,555.33          1
                                       8.250          1,313.06        103
                                       8.000          1,313.06
    LOUISVILLE       KY   40258          1            06/20/03         23
    0417200920                           05           08/01/03          0
    0417200920                           O            07/01/33
    0
1




    8390308          R17/G01             F          185,400.00         ZZ
                                         360        184,952.55          1
                                       7.125          1,249.08        103
                                       6.875          1,249.08
    SIGNAL HILL      CA   90755          1            05/16/03         23
    0436168157                           01           07/01/03          0
    1000266694                           O            06/01/33
    0


    8390490          W39/G01             F          171,200.00         ZZ
                                         360        170,824.77          1
                                       7.125          1,153.41        107
                                       6.875          1,153.41
    NEW ORLEANS      LA   70122          5            06/11/03         23
    0436065254                           05           08/01/03          0
    LA033172                             O            07/01/33
    0


    8390886          588/G01             F          278,100.00         ZZ
                                         360        277,631.38          1
                                       6.875          1,826.92        103
                                       6.625          1,826.92
    MANASSAS         VA   20112          1            06/16/03         23
    0436038863                           05           08/01/03          0
    00010952207                          O            07/01/33
    0


    8390902          E57/G01             F          279,250.00         ZZ
                                         360        278,705.79          1
                                       6.125          1,696.75        100
                                       5.875          1,696.75
    FRESNO           CA   93720          1            06/12/03         23
    0436076194                           05           08/01/03          0
    13004457                             O            07/01/33
    0


    8390914          T76/G01             F          135,000.00         T
                                         180        133,769.18          1
                                       7.500          1,251.47        100
                                       7.250          1,251.47
    RIVERSIDE        IL   60546          1            06/09/03         23
    0436041123                           01           07/09/03          0
    11608                                O            06/09/18
    0
1




    8390922          588/G01             F          225,850.00         ZZ
                                         360        225,156.23          1
                                       7.375          1,559.89        103
                                       7.125          1,559.89
    WOODBRDGE        VA   22193          1            04/30/03         23
    0436041420                           05           06/01/03          0
    00010938230                          O            05/01/33
    0


    8390990          588/G01             F          304,843.00         ZZ
                                         360        303,280.08          1
                                       7.250          2,079.57        107
                                       7.000          2,079.57
    MONTGOMERY VILL  MD   20886          1            06/16/03         23
    0436053003                           09           08/01/03          0
    1096711                              O            07/01/33
    0


    8390998          E57/G01             F          160,550.00         ZZ
                                         360        160,258.93          1
                                       6.500          1,014.79        103
                                       6.250          1,014.79
    RIVERSIDE        CA   92504          1            06/11/03         23
    0436052567                           05           08/01/03          0
    06016825                             O            07/01/33
    0


    8391048          E57/G01             F          249,775.00         ZZ
                                         360        249,311.09          1
                                       6.375          1,558.27        103
                                       6.125          1,558.27
    FRESNO           CA   93720          1            06/03/03         23
    0436066997                           05           08/01/03          0
    13005095                             O            07/01/33
    0


    8391104          588/G01             F          241,000.00         ZZ
                                         360        240,583.85          1
                                       6.750          1,563.12        107
                                       6.500          1,563.12
    MANASSAS         VA   20110          1            06/13/03         23
    0436041453                           09           08/01/03          0
    1095405                              O            07/01/33
    0
1




    8391138          K60/G01             F          137,564.00         ZZ
                                         360        136,169.52          1
                                       7.625            973.67        105
                                       7.375            973.67
    FORT COLLINS     CO   80524          1            06/17/03         23
    0436061527                           01           08/01/03          0
    78450                                O            07/01/33
    0


    8391168          642/G01             F           90,950.00         ZZ
                                         360         90,796.74          1
                                       6.875            597.48        107
                                       6.625            597.48
    HAMMOND          IN   46320          1            06/17/03         23
    0436096135                           05           08/01/03          0
    05241603                             O            07/01/33
    0


    8391174          642/G01             F          255,900.00         ZZ
                                         360        255,413.12          1
                                       6.250          1,575.62        102
                                       6.000          1,575.62
    WARWICK          RI   02886          1            06/20/03         23
    0436042428                           05           08/01/03          0
    05166203                             O            07/01/33
    0


    8393382          L99/G01             F           93,730.00         ZZ
                                         360         93,567.05          1
                                       8.750            737.37        103
                                       8.500            737.37
    WILSON           NC   27893          1            05/12/03         23
    0436110811                           05           07/01/03          0
    235313                               O            06/01/33
    0


    8393396          G27/G01             F          135,890.00         ZZ
                                         180        135,001.79          1
                                       6.625          1,193.11        107
                                       6.375          1,193.11
    BAKERSFIELD      CA   93313          5            06/12/03         23
    0436192793                           05           08/01/03          0
    20303281                             O            07/01/18
    0
1




    8393606          K15/G01             F          313,100.00         ZZ
                                         360        312,398.54          1
                                       7.500          2,189.24        103
                                       7.250          2,189.24
    FONTANA          CA   92336          1            05/28/03         23
    0436042352                           03           07/01/03          0
    024905509136                         O            06/01/33
    0


    8393614          F34/G01             F          126,260.00         ZZ
                                         360        126,072.01          1
                                       7.500            882.83        107
                                       7.250            882.83
    JONESBORO        GA   30238          5            06/14/03         23
    0436044242                           05           08/01/03          0
    Q2WA2A5526A                          O            07/01/33
    0


    8393694          U42/G01             F           94,772.00         ZZ
                                         360         94,608.34          1
                                       6.750            614.69        107
                                       6.500            614.69
    DICKINSON        TX   77539          1            06/04/03         23
    0436069116                           05           08/01/03          0
    24300655                             O            07/01/33
    0


    8393706          X67/G01             F          123,633.00         ZZ
                                         360        123,287.63          1
                                       7.250            843.40        102
                                       7.000            843.40
    CEDAR RAPIDS     IA   52405          1            05/29/03         23
    0436052104                           05           07/01/03          0
    00287267                             O            06/01/33
    0


    8393708          U42/G01             F          133,900.00         ZZ
                                         360        133,695.61          1
                                       7.375            924.81        100
                                       7.125            924.81
    SAN ANTONIO      TX   78247          1            06/12/03         23
    0436235964                           03           08/01/03          0
    49300344                             O            07/01/33
    0
1




    8393850          U42/G01             F          169,468.00         ZZ
                                         360        169,160.77          1
                                       6.500          1,071.15        103
                                       6.250          1,071.15
    SCHERTZ          TX   78154          1            06/11/03         23
    0436072599                           03           08/01/03          0
    49300352                             O            07/01/33
    0


    8393898          737/G01             F          194,650.00         ZZ
                                         360        194,343.07          1
                                       7.250          1,327.86        103
                                       7.000          1,327.86
    SACRAMENTO       CA   95827          1            06/12/03         23
    0436045645                           05           08/01/03          0
    6016260                              O            07/01/33
    0


    8393910          M37/G01             F           79,000.00         ZZ
                                         360         78,890.92          1
                                       7.875            572.80        103
                                       7.625            572.80
    MINATARE         NE   69356          5            06/13/03         23
    0436149397                           05           08/01/03          0
    613747                               O            07/01/33
    0


    8393920          964/G01             F          288,750.00         ZZ
                                         360        288,239.07          1
                                       6.625          1,848.90        107
                                       6.375          1,848.90
    PLACERVILLE      CA   95667          1            06/02/03         23
    0436033302                           05           08/01/03          0
    355336                               O            07/01/33
    0


    8394176          B28/G01             F          139,602.00         ZZ
                                         360        139,213.87          1
                                       7.875          1,012.22         95
                                       7.625          1,012.22
    LAKEWOOD         CO   80228          1            04/25/03         23
    0436038285                           01           06/01/03          0
    01803214                             N            05/01/33
    0
1




    8394256          B28/G01             F          154,543.00         ZZ
                                         360        154,031.83          1
                                       7.000          1,028.18        100
                                       6.750          1,028.18
    LAKEWOOD         CO   80228          1            04/25/03         23
    0436035638                           01           06/01/03          0
    01803195                             O            05/01/33
    0


    8395108          U42/G01             F          278,000.00         ZZ
                                         360        277,586.07          1
                                       7.500          1,943.82        103
                                       7.250          1,943.82
    FORT WORTH       TX   76109          1            06/06/03         23
    0436055362                           05           08/01/03          0
    33300630                             O            07/01/33
    0


    8396166          J95/G01             F           89,500.00         ZZ
                                         360         89,337.73          1
                                       6.500            565.70        100
                                       6.250            565.70
    KINGMAN          AZ   86401          1            06/06/03         23
    0436036099                           05           08/01/03          0
    0043627454                           O            07/01/33
    0


    8398006          X67/G01             F          167,990.00         ZZ
                                         360        167,604.14          1
                                       7.375          1,160.27        107
                                       7.125          1,160.27
    UNION            KY   41091          5            05/23/03         23
    0436052153                           05           07/01/03          0
    00242001                             O            06/01/33
    0


    8398086          R17/G01             F          149,800.00         ZZ
                                         360        149,534.93          1
                                       6.625            959.19        107
                                       6.375            959.19
    DAVENPORT        FL   33897          1            06/19/03         23
    0436093231                           09           08/01/03          0
    1000344299                           O            07/01/33
    0
1




    8398172          R84/G01             F          128,200.00         ZZ
                                         360        127,956.08          1
                                       6.250            789.35        103
                                       6.000            789.35
    TACOMA           WA   98406          1            06/11/03         23
    0436186936                           01           08/01/03          0
    WA306202                             O            07/01/33
    0


    8398292          E22/G01             F          119,500.00         ZZ
                                         360        119,233.63          1
                                       6.875            785.03        107
                                       6.625            785.03
    WALLED LAKE      MI   48390          1            06/23/03         23
    0416998250                           01           08/01/03          0
    0416998250                           O            07/01/33
    0


    8398358          E22/G01             F          118,800.00         ZZ
                                         360        118,584.62          1
                                       6.500            750.90         99
                                       6.250            750.90
    PACE             FL   32571          2            06/18/03         23
    0417088986                           05           08/01/03          0
    0417088986                           O            07/01/33
    0


    8398482          E22/G01             F          144,700.00         ZZ
                                         360        144,462.09          1
                                       7.000            962.69        100
                                       6.750            962.69
    AMARILLO         TX   79109          1            06/23/03         23
    0417281250                           05           08/01/03          0
    0417281250                           O            07/01/33
    0


    8398550          E22/G01             F          150,900.00         ZZ
                                         360        150,626.44          1
                                       6.500            953.79        100
                                       6.250            953.79
    BOISE            ID   83709          1            06/17/03         23
    0417185808                           03           08/01/03          0
    0417185808                           O            07/01/33
    0
1




    8398554          R65/G01             F          136,000.00         ZZ
                                         360        135,093.97          1
                                       6.625            870.82        107
                                       6.375            870.82
    SUMMERVILLE      SC   29485          5            06/12/03         23
    0436038970                           05           08/01/03          0
    0000001644                           O            07/01/33
    0


    8398606          E22/G01             F           52,500.00         ZZ
                                         360         52,417.85          1
                                       7.250            358.14        100
                                       7.000            358.14
    FLINT            MI   48504          1            06/23/03         23
    0417350758                           05           08/01/03          0
    0417350758                           O            07/01/33
    0


    8398614          E22/G01             F          145,000.00         ZZ
                                         360        144,737.13          1
                                       6.500            916.50         97
                                       6.250            916.50
    VALLEYFORD       WA   99036          5            06/13/03         23
    0417521523                           05           08/01/03          0
    0417521523                           O            07/01/33
    0


    8398628          E22/G01             F          302,500.00         ZZ
                                         360        301,938.15          1
                                       6.375          1,887.21        107
                                       6.125          1,887.21
    TAYLORSVILLE     UT   84123          1            06/18/03         23
    0417552973                           05           08/01/03          0
    0417552973                           O            07/01/33
    0


    8398642          E22/G01             F          129,470.00         ZZ
                                         360        129,211.58          1
                                       6.000            776.24        107
                                       5.750            776.24
    SEDRO WOOLLEY    WA   98284          1            06/12/03         23
    0417576394                           05           08/01/03          0
    0417576394                           O            07/01/33
    0
1




    8398682          E22/G01             F          123,000.00         ZZ
                                         360        122,821.38          1
                                       7.625            870.59        103
                                       7.375            870.59
    O'FALLON         MO   63366          1            06/23/03         23
    0417454436                           03           08/01/03          0
    0417454436                           O            07/01/33
    0


    8398754          E22/G01             F           78,650.00         ZZ
                                         360         78,535.79          1
                                       7.625            556.68        107
                                       7.375            556.68
    MULLINS          SC   29574          5            06/16/03         23
    0417488939                           05           08/01/03          0
    0417488939                           O            07/01/33
    0


    8398766          E22/G01             F          149,800.00         ZZ
                                         360        149,541.33          1
                                       6.750            971.60        107
                                       6.500            971.60
    TAMPA            FL   33615          5            06/17/03         23
    0417515913                           05           08/01/03          0
    0417515913                           O            07/01/33
    0


    8398970          T76/G01             F           82,000.00         ZZ
                                         360         81,792.15          1
                                       6.875            538.68        106
                                       6.625            538.68
    ROUND LAKE BEAC  IL   60073          1            06/20/03         23
    0436074819                           05           07/20/03          0
    11660                                O            06/20/33
    0


    8398982          Q64/G01             F          128,750.00         ZZ
                                         360        128,589.38          1
                                       8.375            978.60        103
                                       8.125            978.60
    ORLANDO          FL   32837          1            06/16/03         23
    0436112890                           01           08/01/03          0
    0107706707                           O            07/01/33
    0
1




    8398984          X31/G01             F          218,000.00         ZZ
                                         360        217,623.56          1
                                       6.750          1,413.94        100
                                       6.500          1,413.94
    CHANDLER         AZ   85248          5            06/06/03         23
    0436052088                           03           08/01/03          0
    70000675                             O            07/01/33
    0


    8399008          940/G01             F          323,230.00         ZZ
                                         360        321,494.85          1
                                       6.000          1,937.93        106
                                       5.750          1,937.93
    UNINCORP AREA O  CA   92345          1            06/03/03         00
    0436083679                           05           08/01/03          0
    65030177                             O            07/01/33
    0


    8399012          P29/G01             F          143,100.00         ZZ
                                         180        142,892.20          1
                                       7.625          1,012.85        103
                                       7.375          1,012.85
    WINTERSET        IA   50273          5            06/19/03         23
    0436046916                           05           08/01/03          0
    12213957                             O            07/01/18
    0


    8399016          B76/G01             F          182,700.00         ZZ
                                         360        182,384.51          1
                                       6.750          1,184.99        103
                                       6.500          1,184.99
    SHELBY TOWNSHIP  MI   48316          1            06/18/03         23
    0436071591                           05           08/01/03          0
    0004782553                           O            07/01/33
    0


    8399018          W53/G01             F           57,950.00         ZZ
                                         360         57,747.96          1
                                       7.875            420.18         95
                                       7.625            420.18
    BRANDON          FL   33511          1            03/31/03         23
    0436292551                           07           05/01/03          0
    1303000596                           N            04/01/33
    0
1




    8399090          U05/G01             F           79,900.00         ZZ
                                         360         79,774.96          2
                                       7.250            545.06        100
                                       7.000            545.06
    FORT WORTH       TX   76140          1            06/11/03         23
    0436042618                           05           08/01/03          0
    3357732                              O            07/01/33
    0


    8399360          W34/G01             F          153,000.00         ZZ
                                         360        152,735.79          1
                                       6.750            992.36        106
                                       6.500            992.36
    KINGMAN          AZ   86401          5            06/11/03         23
    0436071765                           05           08/01/03          0
    12030096                             O            07/01/33
    0


    8399374          A42/G01             F          120,000.00         ZZ
                                         360        119,821.32          1
                                       7.500            839.06        100
                                       7.250            839.06
    OAKDALE          PA   15071          5            05/30/03         23
    0436074736                           05           08/01/03          0
    1451586                              O            07/01/33
    0


    8399664          R17/G01             F          137,000.00         ZZ
                                         360        136,774.74          1
                                       7.000            911.47        107
                                       6.750            911.47
    HARRISBURG       PA   17112          5            06/11/03         23
    0436037089                           05           08/01/03          0
    1000330906                           O            07/01/33
    0


    8399670          J95/G01             F          129,100.00         ZZ
                                         360        128,912.51          1
                                       7.625            913.77         95
                                       7.375            913.77
    ABERDEEN         MD   21001          1            06/16/03         23
    0436038525                           05           08/01/03          0
    0043763549                           O            07/01/33
    0
1




    8399684          U05/G01             F          260,500.00         ZZ
                                         360        260,050.16          1
                                       6.750          1,689.60        104
                                       6.500          1,689.60
    CARMICHAEL       CA   95608          1            06/11/03         23
    0436040992                           05           08/01/03          0
    3347736                              O            07/01/33
    0


    8399850          Q78/G01             F          184,575.00         ZZ
                                         360        184,300.17          1
                                       7.500          1,290.58        107
                                       7.250          1,290.58
    DURHAM           NC   27703          5            06/18/03         23
    0436043392                           05           08/01/03          0
    731384                               O            07/01/33
    0


    8399902          Q78/G01             F          101,150.00         ZZ
                                         360        100,995.59          1
                                       7.375            698.62        107
                                       7.125            698.62
    IMPERIAL         MO   63052          5            06/17/03         23
    0436071815                           05           08/01/03          0
    727667                               O            07/01/33
    0


    8399942          Q78/G01             F          206,605.00         ZZ
                                         360        206,340.59          1
                                       8.250          1,552.16        102
                                       8.000          1,552.16
    O'FALLON         MO   63366          5            06/13/03         23
    0436043509                           05           08/01/03          0
    730714                               O            07/01/33
    0


    8399950          Q64/G01             F          154,350.00         ZZ
                                         180        154,083.45          2
                                       6.750          1,001.12        105
                                       6.500          1,001.12
    CLEVELAND        OH   44111          1            06/13/03         23
    0436053979                           05           08/01/03          0
    0107969909                           O            07/01/18
    0
1




    8399978          Q78/G01             F          188,400.00         ZZ
                                         360        188,139.30          1
                                       7.865          1,364.73        103
                                       7.615          1,364.73
    DENVER           CO   80239          2            06/20/03         23
    0436043400                           05           08/01/03          0
    728318                               O            07/01/33
    0


    8399984          M50/G01             F          139,000.00         ZZ
                                         180        138,751.80          1
                                       8.750          1,093.51        100
                                       8.500          1,093.51
    MODENA           PA   19358          1            05/30/03         23
    0436234405                           05           07/01/03          0
    3612131                              O            06/01/18
    0


    8400210          M50/G01             F           73,000.00         ZZ
                                         180         72,893.99          1
                                       7.625            516.69        100
                                       7.375            516.69
    CHICAGO          IL   60628          1            06/05/03         23
    0436218713                           07           08/01/03          0
    2212200                              O            07/01/18
    0


    8400262          M50/G01             F          114,490.00         ZZ
                                         180        114,335.53          1
                                       7.990            839.29        107
                                       7.740            839.29
    FAIRFAX          VA   22030          1            06/04/03         23
    0436104970                           01           08/01/03          0
    1012308                              O            07/01/18
    0


    8400368          W77/G01             F          182,568.00         ZZ
                                         360        182,296.17          1
                                       7.500          1,276.54        103
                                       7.250          1,276.54
    DALLAS           TX   75209          1            06/02/03         23
    0436045819                           05           08/01/03          0
    W0305111                             O            07/01/33
    0
1




    8400398          W77/G01             F           64,410.00         ZZ
                                         360         64,314.10          1
                                       7.500            450.36         95
                                       7.250            450.36
    GRAND PRAIRIE    TX   75052          1            06/04/03         23
    0436044564                           03           08/01/03          0
    W0305118                             N            07/01/33
    0


    8400418          U85/G01             F           91,200.00         ZZ
                                         180         91,064.22          1
                                       7.500            637.68        107
                                       7.250            637.68
    CLINTON          IA   52732          2            06/19/03         23
    0436042709                           05           08/01/03          0
    TQSLORENZEN                          O            07/01/18
    0


    8400528          U45/G01             F          106,000.00         ZZ
                                         360        105,816.97          1
                                       6.750            687.51         96
                                       6.500            687.51
    GRAND JUNCTION   CO   81503          5            06/20/03         23
    0436048615                           05           08/01/03          0
    00203986                             O            07/01/33
    0


    8400600          H76/G01             F          235,400.00         ZZ
                                         360        234,921.95          1
                                       6.500          1,487.89        107
                                       6.250          1,487.89
    CANTON           OH   44721          5            06/20/03         23
    0436038590                           05           08/01/03          0
    2003491661                           O            07/01/33
    0


    8400852          H76/G01             F          192,600.00         ZZ
                                         360        192,313.23          1
                                       7.500          1,346.69        107
                                       7.250          1,346.69
    ERIE             MI   48133          5            06/16/03         23
    0436038640                           05           08/01/03          0
    2003487445                           O            07/01/33
    0
1




    8400860          588/G01             F          137,000.00         ZZ
                                         360        136,756.19          1
                                       6.625            877.23        104
                                       6.375            877.23
    WALDORF          MD   20602          1            06/20/03         23
    0436041297                           05           08/01/03          0
    1097431                              O            07/01/33
    0


    8400868          588/G01             F          298,700.00         ZZ
                                         180        298,346.03          1
                                       8.625          2,323.26        103
                                       8.375          2,323.26
    CHELTENHAM TOWN  PA   19095          1            06/16/03         00
    0436039903                           05           08/01/03          0
    1098310                              O            07/01/18
    0


    8400926          N67/G01             F          333,700.00         ZZ
                                         180        333,008.07          1
                                       7.750          2,390.67        103
                                       7.500          2,390.67
    ACCOKEEK         MD   20607          1            06/13/03         23
    0436067177                           05           08/01/03          0
    3274010169                           O            07/01/18
    0


    8400934          B43/G01             F          141,850.00         ZZ
                                         360        141,633.47          2
                                       7.375            979.72         95
                                       7.125            979.72
    LANCASTER        TX   75134          1            06/13/03         23
    0436045223                           05           08/01/03          0
    36706                                N            07/01/33
    0


    8400940          W40/G01             F          144,540.00         ZZ
                                         360        144,330.10          1
                                       7.625          1,023.05         99
                                       7.375          1,023.05
    PHOENIX          AZ   85018          1            06/17/03         23
    0436043418                           05           08/01/03          0
    100024243                            O            07/01/33
    0
1




    8400988          588/G01             F          142,300.00         ZZ
                                         360        142,042.02          1
                                       6.500            899.43        106
                                       6.250            899.43
    UPPER MARLBORO   MD   20772          1            06/11/03         23
    0436127005                           01           08/01/03          0
    1096679                              O            07/01/33
    0


    8401022          N67/G01             F           98,950.00         ZZ
                                         180         98,798.96          1
                                       7.375            683.42        107
                                       7.125            683.42
    BALTIMORE        MD   21239          1            06/12/03         23
    0436420871                           05           08/01/03          0
    3264002425                           O            07/01/18
    0


    8401044          K15/G01             F          132,800.00         ZZ
                                         240        132,265.02          1
                                       6.625            999.92        103
                                       6.375            999.92
    ELYRIA           OH   44035          5            06/10/03         23
    0436040208                           05           08/01/03          0
    028705509237                         O            07/01/23
    0


    8401102          W02/G01             F           67,410.00         ZZ
                                         180         66,982.30          1
                                       6.970            604.77        107
                                       6.720            604.77
    LEBANON          PA   17042          5            06/18/03         23
    0436072946                           07           08/01/03          0
    1002470358                           O            07/01/18
    0


    8401140          W02/G01             F          171,000.00         ZZ
                                         360        170,672.13          1
                                       6.210          1,048.44        104
                                       5.960          1,048.44
    NEWPORT NEWS     VA   23608          5            06/16/03         23
    0436053151                           05           08/01/03          0
    1002515758                           O            07/01/33
    0
1




    8401164          Q31/G01             F          272,446.10         ZZ
                                         360        272,019.73          1
                                       7.250          1,858.57        103
                                       7.000          1,858.57
    THORTON          CO   80241          1            06/10/03         23
    0436116487                           05           08/01/03          0
    SD895932                             O            07/01/33
    0


    8401172          A11/G01             F          251,300.00         ZZ
                                         360        250,670.79          1
                                       6.938          1,661.46        104
                                       6.688          1,661.46
    LEOMINSTER       MA   01453          1            06/16/03         23
    0436114185                           05           07/16/03          0
    4671674529                           O            06/16/33
    0


    8401178          W02/G01             F          181,500.00         ZZ
                                         180        180,293.67          1
                                       6.430          1,574.09        107
                                       6.180          1,574.09
    WEST PALM BEACH  FL   33417          5            06/18/03         23
    0436072953                           05           08/01/03          0
    1002535954                           O            07/01/18
    0


    8401184          T23/G01             F           63,800.00         ZZ
                                         360         63,672.10          1
                                       8.125            473.71        103
                                       7.875            473.71
    NEWARK           OH   43055          5            06/23/03         23
    0436078950                           01           07/27/03          0
    6530                                 O            06/27/33
    0


    8401216          E57/G01             F          188,350.00         ZZ
                                         360        188,108.97          1
                                       8.250          1,415.01        103
                                       8.000          1,415.01
    JOPPA            MD   21085          1            06/16/03         23
    0436052849                           05           08/01/03          0
    16001285                             O            07/01/33
    0
1




    8401228          W77/G01             F           71,250.00         ZZ
                                         360         71,149.11          2
                                       7.750            510.44         95
                                       7.500            510.44
    CHATTANOOGA      TN   37416          1            06/03/03         23
    0436044523                           05           08/01/03          0
    W0305016                             N            07/01/33
    0


    8401230          W02/G01             F           77,250.00         ZZ
                                         360         77,139.05          1
                                       7.680            549.70        103
                                       7.430            549.70
    OCALA            FL   34472          5            06/18/03         23
    0436055016                           05           08/01/03          0
    1002616967                           O            07/01/33
    0


    8401240          E86/G01             F           64,600.00         ZZ
                                         180         64,506.20          1
                                       7.625            457.23         95
                                       7.375            457.23
    CHICAGO          IL   60628          1            06/09/03         23
    0436039622                           05           08/01/03          0
    0000331566                           N            07/01/18
    0


    8401294          F34/G01             F          253,350.00         ZZ
                                         360        253,000.16          1
                                       7.875          1,836.96        103
                                       7.625          1,836.96
    SILVER SPRING    MD   20906          1            06/13/03         23
    0436045801                           01           08/01/03          0
    22305032                             O            07/01/33
    0


    8401312          W77/G01             F          110,210.00         ZZ
                                         360        110,075.99          1
                                       8.500            847.42        103
                                       8.250            847.42
    SAGINAW          TX   76131          1            06/09/03         23
    0436048995                           05           08/01/03          0
    W0305103                             O            07/01/33
    0
1




    8401314          W02/G01             F          195,000.00         ZZ
                                         360        194,489.52          1
                                       6.710          1,259.59        103
                                       6.460          1,259.59
    DELTONA          FL   32725          5            05/19/03         23
    0436053326                           05           07/01/03          0
    1002506507                           O            06/01/33
    0


    8401320          642/G01             F          265,500.00         ZZ
                                         360        265,114.46          1
                                       7.625          1,879.19        105
                                       7.375          1,879.19
    LEMON GROVE      CA   91945          5            06/17/03         23
    0436074710                           05           08/01/03          0
    05239103                             O            07/01/33
    0


    8401378          B39/G01             F          116,820.00         ZZ
                                         360        116,681.57          1
                                       8.625            908.61         99
                                       8.375            908.61
    EDINA            MN   55435          1            06/23/03         23
    0436043129                           01           08/01/03          0
    20032802F                            O            07/01/33
    0


    8401392          W50/G01             F          122,310.00         ZZ
                                         180        122,123.30          1
                                       7.375            844.76         95
                                       7.125            844.76
    SAINT CLOUD      MN   56304          1            06/04/03         23
    0436126536                           05           08/01/03          0
    00030732                             N            07/01/18
    0


    8401458          N46/G01             F          168,300.00         T
                                         360        168,002.22          1
                                       6.625          1,077.64        104
                                       6.375          1,077.64
    MT. PLEASANT     SC   29466          1            06/20/03         23
    0436041685                           03           08/01/03          0
    114239901                            O            07/01/33
    0
1




    8401464          M24/G01             F          139,900.00         ZZ
                                         360        139,664.27          1
                                       6.875            919.04        100
                                       6.625            919.04
    PHOENIX          AZ   85024          1            06/17/03         23
    0436104178                           03           08/01/03          0
    800215086                            O            07/01/33
    0


    8401466          G27/G01             F          128,000.00         ZZ
                                         360        127,741.92          1
                                       6.750            830.21        103
                                       6.500            830.21
    BAKERSFIELD      CA   93309          5            06/11/03         23
    0436077226                           05           08/01/03          0
    20303264                             O            07/01/33
    0


    8401470          313/G01             F          112,000.00         ZZ
                                         180        111,345.16          1
                                       6.500            707.92        107
                                       6.250            707.92
    ROCKFORD         IL   61107          2            06/11/03         23
    0436119226                           05           08/01/03          0
    9683400                              O            07/01/18
    0


    8401474          U85/G01             F          139,050.00         ZZ
                                         180        138,887.42          1
                                       8.690          1,087.95        103
                                       8.440          1,087.95
    APPLETON         WI   54915          2            06/19/03         23
    0436042055                           05           08/01/03          0
    389748601                            O            07/01/18
    0


    8401498          313/G01             F          167,850.00         ZZ
                                         180        167,617.93          1
                                       7.875          1,217.03        103
                                       7.625          1,217.03
    TROUTDALE        OR   97060          5            06/02/03         23
    0436041073                           05           08/01/03          0
    9579889                              O            07/01/18
    0
1




    8401512          W02/G01             F          106,000.00         ZZ
                                         360        105,774.09          1
                                       7.750            759.40        103
                                       7.500            759.40
    NORTH LAUDERDAL  FL   33068          5            05/01/03         23
    0436053789                           09           07/01/03          0
    1002295590                           O            06/01/33
    0


    8401518          K15/G01             F           78,100.00         ZZ
                                         360         77,983.71          1
                                       7.500            546.09        107
                                       7.250            546.09
    WATERLOO         IA   50702          2            06/10/03         23
    0436045322                           05           08/01/03          0
    009905509368                         O            07/01/33
    0


    8401534          K15/G01             F          143,800.00         ZZ
                                         360        143,596.36          1
                                       7.750          1,030.20        103
                                       7.500          1,030.20
    LAKEWOOD         OH   44107          5            06/10/03         23
    0436044531                           05           08/01/03          0
    028705509588                         O            07/01/33
    0


    8401568          F89/G01             F           85,600.00         ZZ
                                         360         84,917.63          1
                                       6.625            548.11        107
                                       6.375            548.11
    MENTONE          CA   92359          1            06/12/03         23
    0436045033                           01           08/01/03          0
    11131571                             O            07/01/33
    0


    8401610          N46/G01             F          373,400.00         ZZ
                                         360        372,305.05          1
                                       6.250          2,299.09        107
                                       6.000          2,299.09
    SPRINGFIELD      VA   22153          1            06/16/03         23
    0436043772                           03           08/01/03          0
    113624501                            O            07/01/33
    0
1




    8401616          K15/G01             F          130,300.00         ZZ
                                         360        130,080.43          1
                                       6.875            855.98         99
                                       6.625            855.98
    MERIDEN          CT   06450          5            06/10/03         23
    0436045512                           05           08/01/03          0
    37405510315                          O            07/01/33
    0


    8401650          K15/G01             F          206,000.00         ZZ
                                         360        205,544.65          1
                                       6.250          1,268.38         99
                                       6.000          1,268.38
    MAUMELLE         AR   72113          5            06/10/03         23
    0436042501                           05           08/01/03          0
    38205510415                          O            07/01/33
    0


    8402014          E22/G01             F          267,800.00         ZZ
                                         360        267,338.19          1
                                       7.750          1,918.55        103
                                       7.500          1,918.55
    LYNWOOD          CA   90262          1            06/12/03         23
    0416851293                           05           08/01/03          0
    0416851293                           O            07/01/33
    0


    8402226          E22/G01             F          218,000.00         ZZ
                                         360        217,128.94          1
                                       7.250          1,487.14        100
                                       7.000          1,487.14
    COMMERCE TWP.    MI   48382          1            06/24/03         23
    0417221215                           05           08/01/03          0
    0417221215                           O            07/01/33
    0


    8402240          E22/G01             F          179,400.00         ZZ
                                         360        179,097.70          1
                                       6.875          1,178.53        103
                                       6.625          1,178.53
    SEATTLE          WA   98119          1            06/19/03         23
    0417236858                           01           08/01/03          0
    0417236858                           O            07/01/33
    0
1




    8402246          E22/G01             F          119,900.00         ZZ
                                         360        119,712.37          1
                                       7.250            817.93        100
                                       7.000            817.93
    BOLINGBROOK      IL   60440          1            06/24/03         23
    0417240132                           09           08/01/03          0
    0417240132                           O            07/01/33
    0


    8402250          E22/G01             F           78,500.00         ZZ
                                         360         78,354.19          1
                                       6.375            489.74        104
                                       6.125            489.74
    MYRTLE BEACH     SC   29575          1            06/23/03         23
    0417243300                           09           08/01/03          0
    0417243300                           O            07/01/33
    0


    8402282          E22/G01             F          116,287.00         ZZ
                                         360        116,132.94          1
                                       8.125            863.43        103
                                       7.875            863.43
    MISHAWAKA        IN   46544          1            06/24/03         23
    0417293743                           05           08/01/03          0
    0417293743                           O            07/01/33
    0


    8402328          R17/G01             F          126,250.00         ZZ
                                         360        126,071.19          1
                                       7.750            904.48        107
                                       7.500            904.48
    PHILADELPHIA     PA   19141          1            06/06/03         23
    0436136964                           05           08/01/03          0
    1000267233                           O            07/01/33
    0


    8402416          E22/G01             F          172,000.00         ZZ
                                         360        171,717.20          1
                                       7.000          1,144.32        102
                                       6.750          1,144.32
    LAS VEGAS        NV   89118          2            06/18/03         23
    0417418274                           05           08/01/03          0
    0417418274                           O            07/01/33
    0
1




    8402516          E22/G01             F          240,300.00         ZZ
                                         360        237,528.72          1
                                       6.375          1,499.16        104
                                       6.125          1,499.16
    DIAMOND BAR      CA   91765          1            06/10/03         23
    0417441391                           01           08/01/03          0
    0417441391                           O            07/01/33
    0


    8402546          E22/G01             F           78,850.00         ZZ
                                         360         78,717.13          1
                                       6.875            517.99         95
                                       6.625            517.99
    TOLEDO           OH   43611          1            06/24/03         23
    0417470754                           05           08/01/03          0
    0417470754                           N            07/01/33
    0


    8402564          E22/G01             F          131,500.00         ZZ
                                         360        131,236.89          1
                                       6.375            820.39        102
                                       6.125            820.39
    GALLOWAY         OH   43119          2            06/19/03         23
    0417483203                           05           08/01/03          0
    0417483203                           O            07/01/33
    0


    8402602          E22/G01             F           74,250.00         ZZ
                                         360         74,112.10          1
                                       6.375            463.22         95
                                       6.125            463.22
    CARROLLTON       TX   75007          1            06/23/03         23
    0417573037                           05           08/01/03          0
    0417573037                           N            07/01/33
    0


    8402604          E22/G01             F          150,350.00         ZZ
                                         360        150,018.21          1
                                       6.375            937.99        103
                                       6.125            937.99
    KELSEYVILLE      CA   95451          1            06/18/03         23
    0417574993                           05           08/01/03          0
    0417574993                           O            07/01/33
    0
1




    8402608          E22/G01             F          143,450.00         ZZ
                                         360        143,214.14          1
                                       7.000            954.38        107
                                       6.750            954.38
    MIAMI            FL   33032          1            06/24/03         00
    0417590023                           05           08/01/03          0
    0417590023                           O            07/01/33
    0


    8402616          E22/G01             F           30,875.00         ZZ
                                         360         30,827.86          1
                                       7.375            213.25         95
                                       7.125            213.25
    WEBSTER          TX   77598          1            06/24/03         23
    0417608981                           01           08/01/03          0
    0417608981                           N            07/01/33
    0


    8402892          K15/G01             F          226,600.00         ZZ
                                         360        226,117.11          1
                                       7.750          1,623.39        103
                                       7.500          1,623.39
    ARLINGTON        WA   98223          5            05/27/03         23
    0436046882                           05           07/01/03          0
    021005508913                         O            06/01/33
    0


    8402930          K15/G01             F          123,600.00         ZZ
                                         360        123,429.32          1
                                       7.875            896.19        103
                                       7.625            896.19
    SANDUSKY         OH   44870          5            06/09/03         23
    0436046320                           05           08/01/03          0
    028705509319                         O            07/01/33
    0


    8403088          K15/G01             F          119,000.00         ZZ
                                         360        118,764.75          1
                                       8.250            894.01        103
                                       8.000            894.01
    BOISE            ID   83704          5            05/23/03         23
    0436046478                           05           07/01/03          0
    206505509614                         O            06/01/33
    0
1




    8403096          588/G01             F          239,500.00         ZZ
                                         360        239,044.33          1
                                       6.250          1,474.64        107
                                       6.000          1,474.64
    HYATTSVILLE      MD   20785          1            06/12/03         23
    0436047385                           05           08/01/03          0
    1098678                              O            07/01/33
    0


    8403224          U05/G01             F           68,300.00         ZZ
                                         360         68,187.71          1
                                       7.000            454.40         95
                                       6.750            454.40
    LONGVIEW         TX   75601          1            06/18/03         23
    0436111983                           05           08/01/03          0
    3370463                              N            07/01/33
    0


    8403254          X21/G01             F          147,650.00         ZZ
                                         360        147,359.71          1
                                       6.750            957.66        103
                                       6.500            957.66
    CHANDLER         AZ   85225          1            06/10/03         23
    0436056907                           05           08/01/03          0
    708370                               O            07/01/33
    0


    8403532          U85/G01             F          130,150.00         ZZ
                                         360        129,961.01          1
                                       7.625            921.19         95
                                       7.375            921.19
    MILWAUKEE        WI   53207          1            06/18/03         23
    0436102107                           05           08/01/03          0
    TQS308                               O            07/01/33
    0


    8403710          U05/G01             F          169,950.00         ZZ
                                         360        169,696.95          1
                                       7.500          1,188.32        103
                                       7.250          1,188.32
    VANCOUVER        WA   98662          5            06/16/03         23
    0436061071                           05           08/01/03          0
    3374554                              O            07/01/33
    0
1




    8403742          R17/G01             F          184,000.00         ZZ
                                         360        183,719.10          1
                                       7.375          1,270.85        104
                                       7.125          1,270.85
    ORLANDO          FL   32828          5            06/20/03         23
    0436066500                           09           08/01/03          0
    100348185                            O            07/01/33
    0


    8403770          477/G01             F          198,164.00         ZZ
                                         360        197,830.07          1
                                       6.875          1,301.80        106
                                       6.625          1,301.80
    WESTMINSTER      CO   80021          5            06/13/03         23
    0436048680                           05           08/01/03          0
    239289                               O            07/01/33
    0


    8403808          X91/G01             F          213,000.00         ZZ
                                         360        212,639.08          1
                                       6.875          1,399.26        103
                                       6.625          1,399.26
    WAIANAE          HI   96792          1            06/13/03         23
    0436092944                           03           08/01/03          0
    806393                               O            07/01/33
    0


    8403824          J40/G01             F           66,900.00         ZZ
                                         360         66,809.92          1
                                       8.000            490.89        100
                                       7.750            490.89
    BELDEN           MS   38826          1            06/19/03         23
    0436045454                           05           08/01/03          0
    1128540                              O            07/01/33
    0


    8404166          R17/G01             F          171,200.00         ZZ
                                         360        170,733.14          1
                                       6.500          1,082.11        107
                                       6.250          1,082.11
    MORRISVILLE      PA   19067          1            05/30/03         23
    0436266266                           05           07/01/03          0
    1000325662                           O            06/01/33
    0
1




    8404260          N67/G01             F          129,850.00         ZZ
                                         360        129,683.83          1
                                       8.250            975.52        100
                                       8.000            975.52
    HOPEWELL         VA   23860          2            06/20/03         23
    0436099550                           05           08/01/03          0
    3274010042                           O            07/01/33
    0


    8404512          N67/G01             F          129,800.00         ZZ
                                         360        129,596.89          1
                                       7.250            885.46         95
                                       7.000            885.46
    AVONDALE         AZ   85323          1            06/30/03         23
    0436083737                           03           08/01/03          0
    1781006669                           N            07/01/33
    0


    8405132          642/G01             F          147,290.00         ZZ
                                         360        147,070.70          1
                                       7.500          1,029.87        103
                                       7.250          1,029.87
    OSCEOLA          WI   54020          5            06/19/03         23
    0436268783                           05           08/01/03          0
    05141903                             O            07/01/33
    0


    8405250          R84/G01             F          110,500.00         ZZ
                                         360        110,264.51          1
                                       7.750            791.64        100
                                       7.500            791.64
    DENHAM SPRINGS   LA   70726          1            05/28/03         23
    0436066013                           05           07/01/03          0
    WL0305021                            O            06/01/33
    0


    8405264          964/G01             F          304,300.00         ZZ
                                         360        303,673.51          1
                                       6.875          1,999.04         96
                                       6.625          1,999.04
    BELFAIR          WA   98528          5            06/05/03         23
    0436050769                           03           08/01/03          0
    334709                               O            07/01/33
    0
1




    8405266          B39/G01             F          224,105.00         ZZ
                                         360        223,762.89          2
                                       7.375          1,547.84         95
                                       7.125          1,547.84
    MINNEAPOLIS      MN   55418          1            06/20/03         23
    0436059224                           05           08/01/03          0
    20032706F                            N            07/01/33
    0


    8405286          964/G01             F          140,000.00         ZZ
                                         360        139,752.27          1
                                       6.625            896.44        100
                                       6.375            896.44
    FRESNO           CA   93727          1            06/10/03         23
    0436040646                           05           08/01/03          0
    457782                               O            07/01/33
    0


    8405348          588/G01             F          187,000.00         ZZ
                                         360        186,660.98          1
                                       6.500          1,181.97        100
                                       6.250          1,181.97
    MANASSAS PARK    VA   20111          1            06/13/03         23
    0436045827                           05           08/01/03          0
    1097562                              O            07/01/33
    0


    8405352          N67/G01             F          387,950.00         ZZ
                                         360        387,386.63          1
                                       7.625          2,745.89        105
                                       7.375          2,745.89
    WASHINGTON       DC   20011          1            06/17/03         23
    0436046122                           05           08/01/03          0
    3274010291                           O            07/01/33
    0


    8405366          588/G01             F           96,800.00         ZZ
                                         360         96,615.84          1
                                       6.250            596.01        107
                                       6.000            596.01
    GREENBELT        MD   20770          1            06/16/03         23
    0436047989                           01           08/01/03          0
    1099023                              O            07/01/33
    0
1




    8405376          H76/G01             F          108,150.00         ZZ
                                         360        108,004.38          1
                                       8.000            793.57        103
                                       7.750            793.57
    CINCINNATI       OH   45240          5            06/23/03         23
    0436043798                           05           08/01/03          0
    2003493231                           O            07/01/33
    0


    8405380          Y19/G01             F          110,300.00         ZZ
                                         360        110,094.97          1
                                       6.500            697.17        106
                                       6.250            697.17
    FREDERICKSBURG   VA   22405          1            06/19/03         23
    0436089130                           09           08/01/03          0
    104113                               O            07/01/33
    0


    8405386          588/G01             F          256,800.00         ZZ
                                         360        256,334.44          1
                                       6.500          1,623.15        107
                                       6.250          1,623.15
    BETHLEHEM        PA   18020          1            06/13/03         23
    0436046072                           05           08/01/03          0
    1094504                              O            07/01/33
    0


    8405392          X47/G01             F          167,150.00         ZZ
                                         360        166,894.85          1
                                       7.375          1,154.46         95
                                       7.125          1,154.46
    MCKINNEY         TX   75070          1            06/18/03         23
    0436043038                           05           08/01/03          0
    K11981                               N            07/01/33
    0


    8405400          588/G01             F          309,000.00         ZZ
                                         360        308,378.27          1
                                       6.750          2,004.17        105
                                       6.500          2,004.17
    STAFFORD         VA   22554          1            06/18/03         23
    0436046353                           03           08/01/03          0
    1096680                              O            07/01/33
    0
1




    8405406          X47/G01             F           49,500.00         ZZ
                                         360         49,428.11          1
                                       7.625            350.36         99
                                       7.375            350.36
    FORT VALLEY      GA   31030          1            06/19/03         23
    0436043145                           05           08/01/03          0
    K11960                               O            07/01/33
    0


    8405412          Q64/G01             F          142,300.00         ZZ
                                         360        142,082.76          1
                                       7.375            982.84        107
                                       7.125            982.84
    ANTIOCH          TN   37013          5            06/13/03         23
    0436045793                           03           08/01/03          0
    0107940504                           O            07/01/33
    0


    8405414          H76/G01             F          104,000.00         ZZ
                                         360        103,852.77          1
                                       7.875            754.08        103
                                       7.625            754.08
    WEST WYOMING     PA   18644          5            06/23/03         23
    0436044143                           05           08/01/03          0
    2003490602                           O            07/01/33
    0


    8405448          G34/G01             F          195,000.00         ZZ
                                         360        194,687.20          1
                                       7.125          1,313.75        100
                                       6.875          1,313.75
    LAS VEGAS        NV   89129          1            06/23/03         23
    0436078232                           05           08/01/03          0
    77380018                             O            07/01/33
    0


    8405450          642/G01             F          136,960.00         ZZ
                                         360        136,744.29          1
                                       7.250            934.31        107
                                       7.000            934.31
    BELEWS CREEK     NC   27009          5            06/18/03         23
    0436052757                           05           08/01/03          0
    04205703                             O            07/01/33
    0
1




    8405454          L20/G01             F           89,610.00         ZZ
                                         360         89,469.76          1
                                       7.250            611.30        103
                                       7.000            611.30
    RENO             NV   89506          1            06/18/03         23
    0436075063                           09           08/01/03          0
    1141080097                           O            07/01/33
    0


    8405508          Q64/G01             F          160,500.00         ZZ
                                         360        160,266.93          1
                                       7.625          1,136.01        107
                                       7.375          1,136.01
    PHOENIX CITY     AL   36867          5            06/11/03         23
    0436045595                           05           08/01/03          0
    0107917502                           O            07/01/33
    0


    8405540          S53/G01             F          161,000.00         ZZ
                                         360        160,803.84          1
                                       8.490          1,236.81        100
                                       8.240          1,236.81
    MINNEAPOLIS      MN   55404          1            06/20/03         23
    0436114227                           01           08/01/03          0
    9846483000                           O            07/01/33
    0


    8405650          K60/G01             F          225,000.00         ZZ
                                         360        224,620.86          1
                                       6.875          1,478.09        100
                                       6.625          1,478.09
    STONE MOUNTAIN   GA   30087          1            06/17/03         23
    0436061915                           05           08/01/03          0
    79004                                O            07/01/33
    0


    8405786          H76/G01             F           65,400.00         ZZ
                                         360         65,282.82          1
                                       8.375            497.09        103
                                       8.125            497.09
    ROODHOUSE        IL   62082          2            06/23/03         23
    0436043715                           05           08/01/03          0
    2003483521                           O            07/01/33
    0
1




    8405948          T23/G01             F           82,400.00         ZZ
                                         360         82,294.56          1
                                       8.250            619.04        103
                                       8.000            619.04
    CINCINNATI       OH   45224          1            06/23/03         23
    0436087167                           05           08/01/03          0
    6536                                 O            07/01/33
    0


    8406170          X91/G01             F          244,000.00         ZZ
                                         360        243,535.76          1
                                       6.250          1,502.35        107
                                       6.000          1,502.35
    MILILANI         HI   96789          1            06/16/03         23
    0436096093                           01           08/01/03          0
    806798                               O            07/01/33
    0


    8406180          F34/G01             F          284,550.00         ZZ
                                         360        284,136.79          1
                                       7.625          2,014.03        102
                                       7.375          2,014.03
    ALEXANDRIA       VA   22306          1            06/20/03         23
    0436203574                           09           08/01/03          0
    13304021                             O            07/01/33
    0


    8406220          F34/G01             F          287,000.00         ZZ
                                         360        286,353.42          1
                                       6.250          1,767.11        104
                                       6.000          1,767.11
    WOODBRIDGE       VA   22191          1            06/23/03         23
    0436044317                           09           08/01/03          0
    10305051                             O            07/01/33
    0


    8406274          M24/G01             F          183,900.00         ZZ
                                         360        183,646.05          1
                                       7.875          1,333.40        103
                                       7.625          1,333.40
    FONTANA          CA   92335          1            06/04/03         23
    0436192819                           05           08/01/03          0
    288214089                            O            07/01/33
    0
1




    8406284          758/G01             F          128,132.00         ZZ
                                         360        127,815.06          1
                                       7.000            852.47        100
                                       6.750            852.47
    KATY             TX   77493          1            05/30/03         23
    0436106959                           03           07/01/03          0
    161282                               O            06/01/33
    0


    8406306          M24/G01             F          114,325.00         ZZ
                                         360        114,163.10          1
                                       7.750            819.04        103
                                       7.500            819.04
    PHILADELPHIA     PA   19151          2            06/16/03         00
    0436092894                           07           08/01/03          0
    237213750                            O            07/01/33
    0


    8406450          M37/G01             F          107,700.00         ZZ
                                         360        107,463.74          1
                                       6.750            698.54        103
                                       6.500            698.54
    GILLETTE         WY   82718          1            06/20/03         23
    0436105563                           05           08/01/03          0
    613523                               O            07/01/33
    0


    8406684          Q14/G01             F          211,150.00         ZZ
                                         360        210,858.43          1
                                       7.875          1,530.98        103
                                       7.625          1,530.98
    LENEXA           KS   66219          5            06/06/03         23
    0436057400                           05           08/01/03          0
    0000313141                           O            07/01/33
    0


    8407246          X07/G01             F          120,800.00         ZZ
                                         360        120,580.99          2
                                       6.500            763.54        101
                                       6.250            763.54
    SOUTH MILWAUKEE  WI   53172          1            06/20/03         23
    0436109193                           05           08/01/03          0
    6910000994                           O            07/01/33
    0
1




    8407464          E22/G01             F          149,950.00         ZZ
                                         360        149,684.67          1
                                       6.625            960.15        100
                                       6.375            960.15
    OLATHE           KS   66062          1            06/25/03         23
    0417593126                           05           08/01/03          0
    0417593126                           O            07/01/33
    0


    8407514          E22/G01             F          222,560.00         ZZ
                                         360        222,194.07          1
                                       7.000          1,480.70        107
                                       6.750          1,480.70
    GOODYEAR         AZ   85338          5            06/17/03         23
    0417178340                           03           08/01/03          0
    0417178340                           O            07/01/33
    0


    8407550          E22/G01             F          205,300.00         ZZ
                                         360        204,927.80          1
                                       6.500          1,297.64        104
                                       6.250          1,297.64
    VANCOUVER        WA   98661          5            06/17/03         23
    0417328093                           05           08/01/03          0
    0417328093                           O            07/01/33
    0


    8407560          E22/G01             F           50,825.00         ZZ
                                         360         50,386.54          1
                                       7.750            364.12        107
                                       7.500            364.12
    PAWNEE           OK   74058          5            06/20/03         23
    0417342292                           05           08/01/03          0
    0417342292                           O            07/01/33
    0


    8407620          E22/G01             F          146,000.00         ZZ
                                         360        145,741.67          1
                                       6.625            934.85        103
                                       6.375            934.85
    PORTLAND         OR   97220          1            06/18/03         23
    0417482825                           05           08/01/03          0
    0417482825                           O            07/01/33
    0
1




    8407666          E22/G01             F          164,800.00         ZZ
                                         360        164,599.62          1
                                       8.500          1,267.17        103
                                       8.250          1,267.17
    CARROLLTON       VA   23314          5            06/20/03         23
    0417517943                           05           08/01/03          0
    0417517943                           O            07/01/33
    0


    8407682          E22/G01             F           91,000.00         ZZ
                                         360         90,813.36          1
                                       6.750            590.22        105
                                       6.500            590.22
    PORT CHARLOTTE   FL   33952          5            06/20/03         23
    0417543485                           05           08/01/03          0
    0417543485                           O            07/01/33
    0


    8407804          E22/G01             F          205,800.00         ZZ
                                         360        205,453.21          1
                                       6.875          1,351.96        101
                                       6.625          1,351.96
    SALT LAKE CITY   UT   84116          5            06/19/03         23
    0417217296                           05           08/01/03          0
    0417217296                           O            07/01/33
    0


    8408132          Y10/G01             F          233,260.00         ZZ
                                         360        232,875.72          1
                                       6.990          1,550.32        107
                                       6.740          1,550.32
    HAMMOND          IN   46323          1            06/16/03         23
    0436038111                           05           08/01/03          0
    1868389                              O            07/01/33
    0


    8408206          W53/G01             F          200,000.00         ZZ
                                         360        199,160.49          1
                                       7.875          1,450.14        104
                                       7.625          1,450.14
    DANBURY          CT   06810          1            02/20/03         23
    0436231914                           01           04/01/03          0
    5201439400                           O            03/01/33
    0
1




    8408248          G34/G01             F          298,000.00         ZZ
                                         360        297,162.33          1
                                       7.000          1,982.60        103
                                       6.750          1,982.60
    NORTH LAS VEGAS  NV   89131          1            05/29/03         23
    0436051726                           03           07/01/03          0
    77301264                             O            06/01/33
    0


    8408256          477/G01             F          296,672.00         ZZ
                                         360        296,184.22          1
                                       7.000          1,973.77         95
                                       6.750          1,973.77
    PARKER           CO   80134          1            06/18/03         23
    0436061196                           05           08/01/03          0
    239410                               N            07/01/33
    0


    8408288          A42/G01             F          221,347.00         ZZ
                                         360        220,897.96          1
                                       8.000          1,624.17        103
                                       7.750          1,624.17
    CENTREVILLE      VA   20120          1            05/23/03         23
    0436099964                           09           07/01/03          0
    1075324000                           O            06/01/33
    0


    8408292          Q14/G01             F           92,700.00         ZZ
                                         180         92,587.30          1
                                       8.500            712.78        103
                                       8.250            712.78
    CENTRAL CITY     IA   52214          2            06/11/03         23
    0436056527                           05           08/01/03          0
    313190                               O            07/01/18
    0


    8408406          W39/G01             F          128,750.00         ZZ
                                         360        128,580.97          1
                                       8.125            955.97        103
                                       7.875            955.97
    BATON ROUGE      LA   70816          5            06/20/03         23
    0436090682                           05           08/01/03          0
    LA033380                             O            07/01/33
    0
1




    8408424          W94/G01             F          182,310.00         ZZ
                                         360        181,973.75          1
                                       6.625          1,167.35        103
                                       6.375          1,167.35
    SACRAMENTO       CA   95842          1            06/24/03         23
    0436058390                           05           08/01/03          0
    112610101                            O            07/01/33
    0


    8408450          K15/G01             F           42,700.00         ZZ
                                         360         42,601.93          1
                                       7.375            294.92         95
                                       7.125            294.92
    FORT MEYERS      FL   33905          1            05/19/03         23
    0436063788                           05           07/01/03          0
    044700117347                         N            06/01/33
    0


    8408472          U42/G01             F           86,100.00         ZZ
                                         360         85,943.91          1
                                       6.500            544.21        105
                                       6.250            544.21
    DENISON          TX   75020          1            06/13/03         23
    0436230098                           05           08/01/03          0
    15301036                             O            07/01/33
    0


    8408530          A06/G01             F          161,223.00         ZZ
                                         360        161,021.86          1
                                       8.375          1,225.42        103
                                       8.125          1,225.42
    WYANDOTTE        MI   48192          5            06/16/03         23
    0436063853                           05           08/01/03          0
    035000020313374                      O            07/01/33
    0


    8408538          A06/G01             F          169,950.00         ZZ
                                         360        169,721.66          1
                                       8.125          1,261.87        103
                                       7.875          1,261.87
    BOLINGBROOK      IL   60440          1            06/18/03         23
    0436056352                           05           08/01/03          0
    00103000966                          O            07/01/33
    0
1




    8408570          K15/G01             F          204,400.00         ZZ
                                         360        204,016.18          1
                                       8.375          1,553.59        103
                                       8.125          1,553.59
    GWYNN OAK        MD   21207          1            05/16/03         23
    0436064539                           05           07/01/03          0
    052100118275                         O            06/01/33
    0


    8408576          P09/G01             F          130,500.00         ZZ
                                         360        130,328.69          1
                                       8.125            968.96        100
                                       7.875            968.96
    TEMPLE HILLS     MD   20748          5            06/23/03         23
    0436093942                           05           08/01/03          0
    3005210120                           O            07/01/33
    0


    8408580          Y26/G01             F          204,900.00         ZZ
                                         360        204,594.92          1
                                       7.500          1,432.69        104
                                       7.250          1,432.69
    RIDGECREST       CA   93555          1            06/02/03         23
    0436102115                           05           08/01/03          0
    116500072                            O            07/01/33
    0


    8408932          M50/G01             F           66,950.00         ZZ
                                         180         66,869.38          1
                                       8.625            520.73        103
                                       8.375            520.73
    CAYCE            SC   29033          1            06/18/03         23
    0436075220                           05           08/01/03          0
    1812428                              O            07/01/18
    0


    8409094          G52/G01             F           81,000.00         ZZ
                                         360         80,849.56          1
                                       6.375            505.33        105
                                       6.125            505.33
    MESA             AZ   85210          1            06/11/03         23
    0436095848                           01           08/01/03          0
    6700001119                           O            07/01/33
    0
1




    8409122          S92/G01             F          139,050.00         ZZ
                                         180        138,101.47          1
                                       6.125          1,182.79        103
                                       5.875          1,182.79
    EL CENTRO        CA   92243          2            06/13/03         23
    0436089205                           05           08/01/03          0
    1000130618                           O            07/01/18
    0


    8409220          U96/G01             F          176,500.00         ZZ
                                         360        176,139.22          1
                                       5.875          1,044.06        100
                                       5.625          1,044.06
    KAMUELA          HI   96743          1            06/20/03         23
    0436097224                           05           08/01/03          0
    030600128                            O            07/01/33
    0


    8409242          K15/G01             F          110,000.00         ZZ
                                         360        109,747.36          1
                                       7.375            759.74        100
                                       7.125            759.74
    NEWARK           TX   76071          1            05/19/03         23
    0436063879                           03           07/01/03          0
    040300118408                         O            06/01/33
    0


    8409250          G75/G01             F          165,550.00         ZZ
                                         360        165,309.58          1
                                       7.625          1,171.76        101
                                       7.375          1,171.76
    SOUTH ORANGE VI  NJ   07079          5            06/09/03         23
    0436048169                           05           08/01/03          0
    05033763                             O            07/01/33
    0


    8409258          U96/G01             F          243,900.00         ZZ
                                         360        243,447.00          1
                                       6.375          1,521.62        107
                                       6.125          1,521.62
    WAILUKU          HI   96793          5            06/18/03         23
    0436100952                           03           08/01/03          0
    030500019                            O            07/01/33
    0
1




    8409324          642/G01             F          145,230.00         ZZ
                                         360        145,034.45          1
                                       8.000          1,065.65        103
                                       7.750          1,065.65
    HAMPTON          GA   30228          5            06/11/03         23
    0436074744                           05           08/01/03          0
    04205503                             O            07/01/33
    0


    8409424          M50/G01             F           82,915.00         ZZ
                                         180         82,816.75          1
                                       8.625            644.90        103
                                       8.375            644.90
    HOUSTON          TX   77062          1            06/24/03         23
    0436218416                           03           08/01/03          0
    1211090                              O            07/01/18
    0


    8409428          R56/G01             F          137,400.00         ZZ
                                         360        137,195.42          1
                                       7.500            960.72         99
                                       7.250            960.72
    VICTORVILLE      CA   92392          2            06/06/03         23
    0436141717                           05           08/01/03          0
    03159051                             O            07/01/33
    0


    8409432          U41/G01             F          116,000.00         ZZ
                                         180        115,827.28          1
                                       7.500            811.09        100
                                       7.250            811.09
    GREEN BAY        WI   54303          1            06/13/03         23
    0436088017                           05           08/01/03          0
    GUYETTE9034                          O            07/01/18
    0


    8409438          M50/G01             F          176,550.00         ZZ
                                         180        176,293.63          1
                                       7.625          1,249.61        107
                                       7.375          1,249.61
    PALM BAY         FL   32907          1            06/20/03         23
    0436115299                           05           08/01/03          0
    2512377                              O            07/01/18
    0
1




    8409468          967/G01             F           58,300.00         ZZ
                                         360         58,213.20          1
                                       7.500            407.64        106
                                       7.250            407.64
    OCEAN PARK       WA   98640          1            06/03/03         23
    0436091631                           05           08/01/03          0
    6773436                              O            07/01/33
    0


    8409476          R65/G01             F          184,500.00         ZZ
                                         360        184,148.97          1
                                       6.250          1,136.00         98
                                       6.000          1,136.00
    LAS VEGAS        NV   89148          2            06/20/03         23
    0436051361                           03           08/01/03          0
    7970434000                           O            07/01/33
    0


    8409502          W50/G01             F          181,450.00         ZZ
                                         180        181,173.01          2
                                       7.375          1,253.23         95
                                       7.125          1,253.23
    SOUTH SAINT PAU  MN   55075          1            06/20/03         23
    0436058002                           05           08/01/03          0
    00030842                             N            07/01/18
    0


    8409506          Q64/G01             F          179,600.00         ZZ
                                         180        179,311.90          1
                                       7.125          1,210.00        105
                                       6.875          1,210.00
    GREEN LEAF       VA   22033          1            06/18/03         23
    0436071625                           01           08/01/03          0
    0107875601                           O            07/01/18
    0


    8409522          N46/G01             F          348,000.00         ZZ
                                         360        347,427.84          1
                                       7.000          2,315.25        102
                                       6.750          2,315.25
    OAK RIDGE        NC   27310          1            06/24/03         23
    0436058424                           09           08/01/03          0
    0736643                              O            07/01/33
    0
1




    8409546          P29/G01             F          107,570.00         ZZ
                                         360        107,401.66          1
                                       7.250            733.82         99
                                       7.000            733.82
    WEST FARGO       ND   58078          1            06/23/03         23
    0436069009                           05           08/01/03          0
    12217152                             O            07/01/33
    0


    8409552          G52/G01             F          209,000.00         ZZ
                                         360        208,672.93          1
                                       7.250          1,425.75         95
                                       7.000          1,425.75
    MAYER            AZ   86333          1            06/12/03         23
    0436120547                           05           08/01/03          0
    6400003333                           N            07/01/33
    0


    8409568          X91/G01             F          162,000.00         ZZ
                                         360        161,684.29          1
                                       6.125            984.33        100
                                       5.875            984.33
    MILILANI         HI   96789          1            06/19/03         23
    0436115455                           01           08/01/03          0
    807107                               O            07/01/33
    0


    8411118          E22/G01             F          191,000.00         ZZ
                                         360        190,709.56          1
                                       7.625          1,351.89        103
                                       7.375          1,351.89
    BERKELEY TWP.    NJ   08721          1            06/26/03         23
    0417053543                           05           08/01/03          0
    0417053543                           O            07/01/33
    0


    8411146          E22/G01             F          119,000.00         ZZ
                                         360        118,789.44          1
                                       6.625            761.97        100
                                       6.375            761.97
    NORTH CHARLESTO  SC   29406          1            06/26/03         23
    0417150356                           03           08/01/03          0
    0417150356                           O            07/01/33
    0
1




    8411170          E22/G01             F          104,545.00         ZZ
                                         360        104,389.35          1
                                       7.500            730.99        103
                                       7.250            730.99
    CALERA           AL   35040          1            06/26/03         23
    0417282555                           05           08/01/03          0
    0417282555                           O            07/01/33
    0


    8411178          E22/G01             F           64,200.00         ZZ
                                         360         64,086.40          1
                                       6.625            411.08        107
                                       6.375            411.08
    MEMPHIS          TN   38128          1            06/26/03         23
    0417297728                           05           08/01/03          0
    0417297728                           O            07/01/33
    0


    8411234          E22/G01             F          124,450.00         ZZ
                                         360        123,772.81          1
                                       6.625            796.87        104
                                       6.375            796.87
    MINERAL WELLS    TX   76067          1            06/26/03         23
    0417341534                           05           08/01/03          0
    0417341534                           O            07/01/33
    0


    8411260          E22/G01             F           92,700.00         ZZ
                                         360         92,587.30          1
                                       8.500            712.78        103
                                       8.250            712.78
    FLINT            MI   48507          1            06/26/03         23
    0417436722                           05           08/01/03          0
    0417436722                           O            07/01/33
    0


    8411264          E22/G01             F          299,200.00         ZZ
                                         360        298,708.05          1
                                       7.000          1,990.59         95
                                       6.750          1,990.59
    ENCINO (LA)      CA   91316          1            06/17/03         23
    0417441615                           05           08/01/03          0
    0417441615                           N            07/01/33
    0
1




    8411268          E22/G01             F           72,653.00         ZZ
                                         360         72,521.28          1
                                       6.500            459.22        107
                                       6.250            459.22
    CHEYENNE         WY   82007          1            06/26/03         23
    0417449436                           05           08/01/03          0
    0417449436                           O            07/01/33
    0


    8411302          E22/G01             F          176,400.00         ZZ
                                         360        175,895.39          1
                                       6.750          1,144.13        105
                                       6.500          1,144.13
    COLLINSVILLE     TX   76233          1            06/26/03         23
    0417198157                           05           08/01/03          0
    0417198157                           O            07/01/33
    0


    8411322          E22/G01             F           41,325.00         ZZ
                                         360         41,261.92          1
                                       7.375            285.42         95
                                       7.125            285.42
    SAN ANTONIO      TX   78218          1            06/24/03         23
    0417259801                           05           08/01/03          0
    0417259801                           N            07/01/33
    0


    8411324          E22/G01             F          147,000.00         ZZ
                                         360        146,677.07          1
                                       6.875            965.69        105
                                       6.625            965.69
    KEANSBURG        NJ   07734          1            06/26/03         23
    0417259926                           05           08/01/03          0
    0417259926                           O            07/01/33
    0


    8411330          E22/G01             F          215,000.00         ZZ
                                         360        214,646.51          1
                                       7.000          1,430.40        100
                                       6.750          1,430.40
    COLORADO SPRING  CO   80918          1            06/26/03         23
    0417345477                           03           08/01/03          0
    0417345477                           O            07/01/33
    0
1




    8411370          E22/G01             F          127,793.00         ZZ
                                         360        127,519.81          1
                                       6.375            797.26        104
                                       6.125            797.26
    COMSTOCK PARK    MI   49321          1            06/26/03         23
    0417373602                           05           08/01/03          0
    0417373602                           O            07/01/33
    0


    8411380          E22/G01             F          290,350.00         ZZ
                                         360        289,917.69          1
                                       7.500          2,030.17        103
                                       7.250          2,030.17
    ANTELOPE         CA   95843          1            06/19/03         23
    0417397908                           05           08/01/03          0
    0417397908                           O            07/01/33
    0


    8411386          E22/G01             F           41,730.00         ZZ
                                         360         41,646.29          1
                                       7.125            281.14        107
                                       6.875            281.14
    MOBILE           AL   36603          1            06/26/03         23
    0417409349                           05           08/01/03          0
    0417409349                           O            07/01/33
    0


    8411396          E22/G01             F          105,000.00         ZZ
                                         360        104,835.68          1
                                       7.250            716.29        100
                                       7.000            716.29
    ALBUQUERQUE      NM   87112          1            06/25/03         23
    0417468402                           05           08/01/03          0
    0417468402                           O            07/01/33
    0


    8411408          E22/G01             F           92,700.00         ZZ
                                         360         92,590.15          1
                                       8.625            721.01        103
                                       8.375            721.01
    AURORA           IL   60505          1            06/26/03         23
    0417536935                           05           08/01/03          0
    0417536935                           O            07/01/33
    0
1




    8411430          E22/G01             F          171,200.00         ZZ
                                         360        170,492.65          1
                                       6.625          1,096.21        106
                                       6.375          1,096.21
    BEL AIR          MD   21015          1            06/26/03         23
    0417522380                           09           08/01/03          0
    0417522380                           O            07/01/33
    0


    8411464          E22/G01             F          262,000.00         ZZ
                                         360        261,501.51          1
                                       6.250          1,613.18        103
                                       6.000          1,613.18
    PALMDALE         CA   93551          1            06/20/03         23
    0417670270                           05           08/01/03          0
    0417670270                           O            07/01/33
    0


    8411480          E22/G01             F          122,000.00         ZZ
                                         360        121,622.15          2
                                       6.500            771.12        100
                                       6.250            771.12
    SPOKANE          WA   99206          1            06/16/03         23
    0417541208                           05           08/01/03          0
    0417541208                           O            07/01/33
    0


    8411510          E22/G01             F          172,950.00         ZZ
                                         360        172,636.46          1
                                       6.500          1,093.16        100
                                       6.250          1,093.16
    LAKEWOOD         CO   80214          1            06/26/03         23
    0417601259                           05           08/01/03          0
    0417601259                           O            07/01/33
    0


    8411654          P27/G01             F          211,400.00         ZZ
                                         360        211,016.75          1
                                       6.500          1,336.19        100
                                       6.250          1,336.19
    GRESHAM          OR   97080          2            06/19/03         23
    0436055123                           05           08/01/03          0
    IF70800                              O            07/01/33
    0
1




    8411848          H76/G01             F          132,000.00         ZZ
                                         360        131,835.32          1
                                       8.375          1,003.30        102
                                       8.125          1,003.30
    COLUMBIA         SC   29229          5            06/23/03         23
    0436097661                           05           08/01/03          0
    2003492276                           O            07/01/33
    0


    8411850          X21/G01             F          199,000.00         ZZ
                                         360        198,647.89          1
                                       6.625          1,274.22        107
                                       6.375          1,274.22
    WALDORF          MD   20601          1            06/20/03         23
    0436080295                           05           08/01/03          0
    708327                               O            07/01/33
    0


    8411852          X21/G01             F          190,700.00         ZZ
                                         360        190,320.69          1
                                       6.750          1,236.88        103
                                       6.500          1,236.88
    BOWIE            MD   20716          1            06/23/03         23
    0436080576                           09           08/01/03          0
    709079                               O            07/01/33
    0


    8411886          H76/G01             F          200,500.00         ZZ
                                         360        200,127.61          1
                                       6.375          1,250.86         99
                                       6.125          1,250.86
    LISLE            IL   60532          5            06/24/03         23
    0436052013                           05           08/01/03          0
    2003491580                           O            07/01/33
    0


    8411888          K60/G01             F           60,000.00         ZZ
                                         360         59,896.39          1
                                       6.750            389.16        100
                                       6.500            389.16
    NEWPORT NEWS     VA   23607          1            06/23/03         23
    0436084644                           05           08/01/03          0
    78744                                O            07/01/33
    0
1




    8411890          B57/G01             F          333,000.00         ZZ
                                         360        332,381.50          1
                                       6.375          2,077.49        101
                                       6.125          2,077.49
    COVINA           CA   91723          1            06/24/03         23
    0436108344                           05           08/01/03          0
    21001440                             O            07/01/33
    0


    8411926          L16/G01             F          124,450.00         ZZ
                                         360        124,260.02          2
                                       7.375            859.55         95
                                       7.125            859.55
    NASHVILLE        TN   37217          1            06/20/03         23
    0436083471                           05           08/01/03          0
    10655                                N            07/01/33
    0


    8411934          X21/G01             F          136,000.00         ZZ
                                         360        135,765.14          1
                                       6.750            882.10        105
                                       6.500            882.10
    BALTIMORE        MD   21234          1            06/19/03         23
    0436056865                           07           08/01/03          0
    708511                               O            07/01/33
    0


    8411940          Q78/G01             F          134,526.00         ZZ
                                         360        134,349.39          1
                                       8.125            998.86         99
                                       7.875            998.86
    HIGHLAND         IN   46322          5            06/20/03         23
    0436057046                           05           08/01/03          0
    727833                               O            07/01/33
    0


    8411942          L16/G01             F          124,450.00         ZZ
                                         360        124,260.02          2
                                       7.375            859.55         95
                                       7.125            859.55
    NASHVILLE        TN   37215          1            06/20/03         23
    0436083646                           05           08/01/03          0
    10654                                N            07/01/33
    0
1




    8411950          Q78/G01             F          160,000.00         ZZ
                                         360        159,749.11          1
                                       7.240          1,090.40        107
                                       6.990          1,090.40
    LOUISVILLE       KY   40228          5            06/20/03         23
    0436057145                           05           08/01/03          0
    731873                               O            07/01/33
    0


    8411952          R17/G01             F          142,600.00         ZZ
                                         360        142,340.72          1
                                       7.125            960.73        106
                                       6.875            960.73
    GLENOLDEN        PA   19036          1            06/13/03         23
    0436057947                           05           08/01/03          0
    1000325873                           O            07/01/33
    0


    8411968          T17/G01             F           65,550.00         ZZ
                                         360         65,452.39          1
                                       7.500            458.34         95
                                       7.250            458.34
    ATLANTA          GA   30311          1            06/20/03         23
    0436141659                           05           08/01/03          0
    0305270006                           N            07/01/33
    0


    8411976          Q78/G01             F          110,000.00         ZZ
                                         360        109,876.21          1
                                       8.875            875.21        100
                                       8.625            875.21
    MARION           IA   52302          5            06/24/03         23
    0436071856                           05           08/01/03          0
    726159                               O            07/01/33
    0


    8411982          T17/G01             F           79,800.00         ZZ
                                         360         79,678.18          1
                                       7.375            551.16         95
                                       7.125            551.16
    GRIFFIN          GA   30223          1            06/19/03         23
    0436132294                           05           08/01/03          0
    0306040005                           N            07/01/33
    0
1




    8411988          Q78/G01             F          174,945.00         ZZ
                                         360        174,006.37          2
                                       6.875          1,149.27        103
                                       6.625          1,149.27
    MECHANICSBURG    PA   17055          2            06/10/03         23
    0436071831                           05           08/01/03          0
    730686                               O            07/01/33
    0


    8411996          T17/G01             F          133,000.00         ZZ
                                         360        132,512.52          1
                                       7.625            941.37         95
                                       7.375            941.37
    ATLANTA          GA   30318          1            04/28/03         23
    0436200174                           05           05/27/03          0
    0303210002                           N            04/27/33
    0


    8412000          Q78/G01             F          131,737.00         ZZ
                                         360        131,476.55          1
                                       6.050            794.07        103
                                       5.800            794.07
    CROWN POINT      IN   46307          1            06/19/03         23
    0436071823                           03           08/01/03          0
    730357                               O            07/01/33
    0


    8412006          K60/G01             F           95,500.00         ZZ
                                         360         95,354.23          1
                                       7.375            659.59        100
                                       7.125            659.59
    AMBRIDGE         PA   15003          1            06/20/03         23
    0436084545                           05           08/01/03          0
    79435                                O            07/01/33
    0


    8412012          Q78/G01             F          187,460.00         ZZ
                                         360        187,201.13          1
                                       7.875          1,359.22        103
                                       7.625          1,359.22
    CHARLESTON       SC   29420          5            06/17/03         23
    0436220347                           05           08/01/03          0
    728106                               O            07/01/33
    0
1




    8412024          T17/G01             F          148,200.00         ZZ
                                         360        147,979.33          1
                                       7.500          1,036.24         95
                                       7.250          1,036.24
    ATLANTA          GA   30311          1            06/09/03         23
    0436134845                           05           08/01/03          0
    0305210012                           N            07/01/33
    0


    8412034          G51/G01             F          262,102.00         ZZ
                                         360        261,701.89          1
                                       7.375          1,810.28         99
                                       7.125          1,810.28
    MONUMENT         CO   80132          1            06/25/03         23
    0436048557                           03           08/01/03          0
    20006987                             O            07/01/33
    0


    8412036          T17/G01             F           80,750.00         ZZ
                                         360         80,626.74          1
                                       7.375            557.72         95
                                       7.125            557.72
    ATLANTA          GA   30311          1            06/26/03         23
    0436132641                           05           08/01/03          0
    0306030005                           N            07/01/33
    0


    8412040          G51/G01             F          132,000.00         ZZ
                                         360        131,709.12          1
                                       6.875            867.15         98
                                       6.625            867.15
    KISSIMMEE        FL   34744          2            06/20/03         23
    0436054845                           05           08/01/03          0
    25003222                             O            07/01/33
    0


    8412046          588/G01             F          215,070.00         ZZ
                                         360        214,716.39          1
                                       7.000          1,430.87        107
                                       6.750          1,430.87
    FRANKLIN BOROUG  NJ   07416          1            06/24/03         23
    0436060214                           05           08/01/03          0
    1094051                              O            07/01/33
    0
1




    8412052          T17/G01             F          230,000.00         ZZ
                                         360        229,657.55          1
                                       7.500          1,608.19        100
                                       7.250          1,608.19
    LAKE ST. LOUIS   MO   63367          1            06/17/03         23
    0436089239                           05           08/01/03          0
    0305290004                           O            07/01/33
    0


    8412056          T17/G01             F           91,247.00         ZZ
                                         360         91,111.14          1
                                       7.500            638.01         95
                                       7.250            638.01
    DECATUR          GA   30034          1            06/18/03         23
    0436090104                           07           08/01/03          0
    0305270005                           N            07/01/33
    0


    8412058          588/G01             F          256,000.00         ZZ
                                         360        255,524.52          1
                                       6.375          1,597.11        104
                                       6.125          1,597.11
    SIVLER SPRING    MD   20904          1            06/23/03         23
    0436054001                           09           08/01/03          0
    1097296                              O            07/01/33
    0


    8412060          T17/G01             F          196,730.00         ZZ
                                         360        196,490.80          1
                                       8.500          1,512.68        103
                                       8.250          1,512.68
    ANDERSON         SC   29621          5            06/17/03         23
    0436089668                           05           08/01/03          0
    R0303245                             O            07/01/33
    0


    8412088          588/G01             F           90,950.00         ZZ
                                         360         90,612.91          1
                                       6.750            589.90        107
                                       6.500            589.90
    TOWNSHIP OF VOO  NJ   08043          1            05/30/03         23
    0436045983                           01           07/01/03          0
    1097254                              O            06/01/33
    0
1




    8412098          W40/G01             F          169,950.00         ZZ
                                         360        169,677.39          1
                                       7.125          1,144.98        103
                                       6.875          1,144.98
    PHOENIX          AZ   85037          5            06/09/03         23
    0436142665                           03           08/01/03          0
    100022664                            O            07/01/33
    0


    8412102          F34/G01             F          196,200.00         ZZ
                                         360        195,844.30          1
                                       6.500          1,240.12        103
                                       6.250          1,240.12
    MC LEAN          VA   22102          1            06/24/03         23
    0436046114                           01           08/01/03          0
    13304009                             O            07/01/33
    0


    8412110          588/G01             F           90,000.00         ZZ
                                         360         89,859.16          1
                                       7.250            613.96        104
                                       7.000            613.96
    STAFFORD         VA   22554          1            06/20/03         23
    0436045884                           01           08/01/03          0
    1096740                              O            07/01/33
    0


    8412128          588/G01             F          281,650.00         ZZ
                                         360        281,090.01          1
                                       6.625          1,803.44        107
                                       6.375          1,803.44
    LEESBURG         VA   20176          1            06/20/03         23
    0436046080                           09           08/01/03          0
    1098189                              O            07/01/33
    0


    8412130          L21/G01             F          162,500.00         ZZ
                                         360        162,226.18          1
                                       6.875          1,067.51        107
                                       6.625          1,067.51
    NEW BRITAIN      CT   06051          1            06/23/03         23
    0436141303                           05           08/01/03          0
    70303082                             O            07/01/33
    0
1




    8412132          M37/G01             F           53,200.00         ZZ
                                         360         53,108.14          1
                                       6.750            345.05         95
                                       6.500            345.05
    PEORIA           AZ   85345          1            06/11/03         04
    0436114797                           09           08/01/03         30
    613632                               N            07/01/33
    0


    8412140          147/G01             F          133,750.00         ZZ
                                         360        133,442.80          1
                                       7.375            923.78        107
                                       7.125            923.78
    SPRINGBORO       OH   45066          5            05/29/03         23
    0436056139                           05           07/01/03          0
    10540577                             O            06/01/33
    0


    8412152          642/G01             F          101,455.00         ZZ
                                         360        101,300.14          1
                                       7.375            700.72        103
                                       7.125            700.72
    ATTALLA          AL   35954          1            06/20/03         23
    0436054373                           05           08/01/03          0
    06142003                             O            07/01/33
    0


    8412166          F64/G01             F           97,800.00         ZZ
                                         360         97,646.95          1
                                       7.250            667.17        103
                                       7.000            667.17
    LITTLE ROCK      AR   72205          1            06/16/03         23
    0436047088                           05           08/01/03          0
    77003217                             O            07/01/33
    0


    8412210          U35/G01             F          139,100.00         ZZ
                                         360        138,892.88          1
                                       7.500            972.61        107
                                       7.250            972.61
    GREEN BAY        WI   54311          5            06/10/03         23
    0436113237                           05           08/01/03          0
    12048864                             O            07/01/33
    0
1




    8412338          J95/G01             F          106,000.00         ZZ
                                         360        105,838.18          1
                                       7.375            732.12        100
                                       7.125            732.12
    DELTONA          FL   32738          5            06/11/03         23
    0436055453                           05           08/01/03          0
    0042987339                           O            07/01/33
    0


    8412342          K15/G01             F           92,700.00         ZZ
                                         360         92,525.11          1
                                       8.375            704.59        103
                                       8.125            704.59
    RENO             NV   89506          2            05/22/03         23
    0436045900                           05           07/01/03          0
    040200118229                         O            06/01/33
    0


    8412430          588/G01             F          147,150.00         ZZ
                                         360        146,876.60          1
                                       6.375            918.02        107
                                       6.125            918.02
    GAITHERSBURG     MD   20879          1            06/17/03         23
    0436055248                           01           08/01/03          0
    1097532                              O            07/01/33
    0


    8412612          W34/G01             F          150,900.00         ZZ
                                         360        150,645.71          1
                                       6.875            991.31        107
                                       6.625            991.31
    OLYMPIA          WA   98501          5            06/06/03         23
    0436094627                           05           08/01/03          0
    11731460                             O            07/01/33
    0


    8412662          A11/G01             F          110,150.00         ZZ
                                         360        109,926.76          1
                                       8.000            808.25        100
                                       7.750            808.25
    FERNDALE         MI   48220          1            06/23/03         23
    0436108120                           05           07/23/03          0
    7271760132                           O            06/23/33
    0
1




    8412674          R80/G01             F          123,000.00         ZZ
                                         360        122,807.52          1
                                       7.250            839.08        104
                                       7.000            839.08
    PHOENIX          AZ   85037          1            06/10/03         23
    0436105423                           05           08/01/03          0
    43446                                O            07/01/33
    0


    8412716          A11/G01             F          196,663.00         ZZ
                                         360        196,315.01          1
                                       6.625          1,259.26        106
                                       6.375          1,259.26
    WEXFORD          PA   15090          1            06/23/03         00
    0436114805                           05           08/01/03          0
    4671708584                           O            07/01/33
    0


    8412726          H76/G01             F          144,200.00         ZZ
                                         360        143,985.29          1
                                       7.500          1,008.27        103
                                       7.250          1,008.27
    LOVELAND         OH   45140          5            06/25/03         23
    0436052021                           05           08/01/03          0
    2003492017                           O            07/01/33
    0


    8412770          H76/G01             F          159,390.00         ZZ
                                         360        159,183.93          1
                                       8.200          1,191.85         99
                                       7.950          1,191.85
    STATESVILLE      NC   28625          5            06/20/03         23
    0436052047                           05           08/01/03          0
    2003489386                           O            07/01/33
    0


    8412790          G51/G01             F          251,800.00         ZZ
                                         360        251,186.73          1
                                       6.375          1,570.90        105
                                       6.125          1,570.90
    PARKER           CO   80134          5            06/20/03         23
    0436055792                           05           08/01/03          0
    20006611                             O            07/01/33
    0
1




    8412800          W94/G01             F          195,000.00         ZZ
                                         360        194,646.49          1
                                       6.500          1,232.53        104
                                       6.250          1,232.53
    SHERIDAN         CA   95681          1            06/24/03         23
    0436094338                           05           08/01/03          0
    114032301                            O            07/01/33
    0


    8412822          U35/G01             F           97,335.00         ZZ
                                         360         97,186.41          1
                                       7.375            672.27        103
                                       7.125            672.27
    TISKILWA         IL   61368          1            06/23/03         23
    0436242606                           05           08/01/03          0
    12211463                             O            07/01/33
    0


    8412826          H76/G01             F          100,940.00         ZZ
                                         360        100,788.08          1
                                       8.000            740.67        103
                                       7.750            740.67
    PAULDING         OH   45879          5            06/24/03         23
    0436052054                           05           08/01/03          0
    200349631                            O            07/01/33
    0


    8412828          P27/G01             F          142,000.00         ZZ
                                         360        140,624.11          1
                                       6.500            897.54        106
                                       6.250            897.54
    LOUISVILLE       KY   40299          5            06/16/03         23
    0436058416                           05           08/01/03          0
    2105103290                           O            07/01/33
    0


    8412872          737/G01             F          221,300.00         ZZ
                                         360        220,960.50          1
                                       7.375          1,528.46        103
                                       7.125          1,528.46
    SOUTH LAKE TAHO  CA   96150          1            06/16/03         23
    0436056642                           05           08/01/03          0
    6016816                              O            07/01/33
    0
1




    8412876          H76/G01             F          149,600.00         ZZ
                                         360        149,166.92          1
                                       5.875            884.95        104
                                       5.625            884.95
    MONROE TWP       NJ   08094          5            06/25/03         23
    0436052591                           05           08/01/03          0
    2003491604                           O            07/01/33
    0


    8412880          R80/G01             F          132,000.00         ZZ
                                         360        131,766.44          1
                                       6.625            845.21        100
                                       6.375            845.21
    MESA             AZ   85205          1            06/11/03         23
    0436123905                           05           08/01/03          0
    31464                                O            07/01/33
    0


    8412888          W34/G01             F          115,500.00         ZZ
                                         360        115,018.47          1
                                       6.000            692.48        105
                                       5.750            692.48
    MOUNTLAKE TERRA  WA   98043          5            06/20/03         23
    0436094809                           01           08/01/03          0
    12215256                             O            07/01/33
    0


    8412902          Q14/G01             F          102,960.00         ZZ
                                         360        102,834.82          1
                                       8.500            791.67         99
                                       8.250            791.67
    HASTINGS         MI   49058          2            06/13/03         23
    0436049217                           05           08/01/03          0
    0000313100                           O            07/01/33
    0


    8412908          R65/G01             F           72,500.00         ZZ
                                         360         72,371.71          1
                                       6.625            464.23        107
                                       6.375            464.23
    HARRISBURG       PA   17110          1            06/23/03         23
    0436055131                           05           08/01/03          0
    0000001648                           O            07/01/33
    0
1




    8412914          Q14/G01             F          136,900.00         ZZ
                                         360        136,645.73          1
                                       6.375            854.08        100
                                       6.125            854.08
    MESA             AZ   85212          1            06/19/03         23
    0436049126                           03           08/01/03          0
    0000313402                           O            07/01/33
    0


    8412928          Q14/G01             F          116,580.00         ZZ
                                         360        116,434.58          1
                                       8.375            886.09        102
                                       8.125            886.09
    RAYTOWN          MO   64138          2            06/30/03         23
    0436054977                           05           08/01/03          0
    0000313843                           O            07/01/33
    0


    8412932          E84/G01             F          236,000.00         ZZ
                                         360        235,387.00          2
                                       6.750          1,530.69        100
                                       6.500          1,530.69
    LOVELAND         CO   80537          1            05/29/03         23
    0436101471                           05           07/01/03          0
    32814677                             O            06/01/33
    0


    8412938          R54/G01             F          118,450.00         ZZ
                                         360        118,309.64          1
                                       8.625            921.29        103
                                       8.375            921.29
    GRETNA           LA   70056          1            06/18/03         23
    0436122592                           05           08/01/03          0
    2000006587                           O            07/01/33
    0


    8413080          W30/G01             F          128,750.00         ZZ
                                         360        128,510.87          2
                                       6.375            803.23        103
                                       6.125            803.23
    SPRINGFIELD      MA   01108          1            06/13/03         23
    0436086763                           05           08/01/03          0
    013440344                            O            07/01/33
    0
1




    8413088          J95/G01             F           84,400.00         ZZ
                                         360         84,261.22          1
                                       7.000            561.52        106
                                       6.750            561.52
    DAYTON           OH   45449          5            06/16/03         23
    0436055511                           05           08/01/03          0
    43539055                             O            07/01/33
    0


    8413134          A06/G01             F           89,900.00         ZZ
                                         360         89,784.95          1
                                       8.250            675.39        100
                                       8.000            675.39
    THREE RIVERS     MI   49093          1            06/25/03         23
    0436056709                           05           08/01/03          0
    03500                                O            07/01/33
    0


    8413136          E84/G01             F          109,000.00         ZZ
                                         360        108,755.81          1
                                       7.500            762.14        100
                                       7.250            762.14
    DOUGLASVILLE     GA   30134          1            05/20/03         23
    0436101414                           05           07/01/03          0
    93002403                             O            06/01/33
    0


    8413152          W77/G01             F          133,000.00         ZZ
                                         360        132,757.30          1
                                       7.125            896.05         95
                                       6.875            896.05
    DALLAS           TX   75217          1            06/11/03         23
    0436051387                           05           08/01/03          0
    W0305002                             O            07/01/33
    0


    8413286          808/G01             F          123,800.00         ZZ
                                         360        123,522.64          1
                                       7.500            865.63        103
                                       7.250            865.63
    VISALIA          CA   93277          1            05/29/03         23
    0436053102                           05           07/01/03          0
    9106397                              O            06/01/33
    0
1




    8413288          737/G01             F          202,200.00         T
                                         360        201,867.55          1
                                       7.000          1,345.24        104
                                       6.750          1,345.24
    PLANO            TX   75025          1            06/17/03         23
    0436227490                           05           08/01/03          0
    6018098                              O            07/01/33
    0


    8413294          808/G01             F          190,035.00         ZZ
                                         360        189,668.96          1
                                       8.250          1,427.67        103
                                       8.000          1,427.67
    TURLOCK          CA   95380          1            05/30/03         23
    0436064620                           05           07/01/03          0
    9432044                              O            06/01/33
    0


    8413776          E22/G01             F          139,990.00         ZZ
                                         360        139,736.21          1
                                       6.500            884.83        100
                                       6.250            884.83
    AUBURN           WA   98092          1            06/25/03         23
    0416966547                           01           08/01/03          0
    0416966547                           O            07/01/33
    0


    8413814          E22/G01             F          140,150.00         ZZ
                                         360        139,930.68          1
                                       7.250            956.07        107
                                       7.000            956.07
    ARKANSAS CITY    KS   67005          5            06/23/03         23
    0417081932                           05           08/01/03          0
    0417081932                           O            07/01/33
    0


    8413834          E22/G01             F           64,000.00         T
                                         360         63,892.17          1
                                       6.875            420.43        100
                                       6.625            420.43
    HAMPTON          VA   23669          1            06/26/03         23
    0417147782                           09           08/01/03          0
    0417147782                           O            07/01/33
    0
1




    8413850          E22/G01             F          192,700.00         ZZ
                                         360        192,405.84          1
                                       7.375          1,330.93        105
                                       7.125          1,330.93
    GOFFSTOWN        NH   03045          1            06/27/03         23
    0417161304                           05           08/01/03          0
    0417161304                           O            07/01/33
    0


    8413878          E22/G01             F          179,500.00         ZZ
                                         360        179,130.85          1
                                       7.625          1,270.49        101
                                       7.375          1,270.49
    HELOTES          TX   78023          1            06/27/03         23
    0417199080                           03           08/01/03          0
    0417199080                           O            07/01/33
    0


    8413900          E22/G01             F           48,150.00         ZZ
                                         360         48,034.41          1
                                       6.500            304.34        107
                                       6.250            304.34
    CLIFTON          TX   76634          1            06/27/03         23
    0417222601                           05           08/01/03          0
    0417222601                           O            07/01/33
    0


    8413916          E22/G01             F          270,375.00         ZZ
                                         360        270,028.99          1
                                       8.250          2,031.24        103
                                       8.000          2,031.24
    SCOTTSDALE       AZ   85255          1            06/23/03         23
    0417261062                           03           08/01/03          0
    0417261062                           O            07/01/33
    0


    8413960          E22/G01             F          108,999.00         ZZ
                                         360        108,815.32          1
                                       6.875            716.05        103
                                       6.625            716.05
    SPOKANE          WA   99205          2            06/18/03         23
    0417305117                           05           08/01/03          0
    0417305117                           O            07/01/33
    0
1




    8413980          E22/G01             F          116,250.00         ZZ
                                         360        116,054.12          1
                                       6.875            763.68        104
                                       6.625            763.68
    WEST PALM BEACH  FL   33417          1            06/27/03         23
    0417310117                           09           08/01/03          0
    0417310117                           O            07/01/33
    0


    8413982          E22/G01             F           66,950.00         ZZ
                                         360         66,847.79          1
                                       7.375            462.41        103
                                       7.125            462.41
    WICHITA          KS   67212          1            06/27/03         23
    0417310505                           09           08/01/03          0
    0417310505                           O            07/01/33
    0


    8413992          E22/G01             F          118,000.00         ZZ
                                         360        117,796.23          1
                                       6.750            765.35         99
                                       6.500            765.35
    NORWALK          OH   44857          5            06/23/03         23
    0417325040                           05           08/01/03          0
    0417325040                           O            07/01/33
    0


    8414006          E22/G01             F           97,755.00         ZZ
                                         360         97,605.78          1
                                       7.375            675.17         95
                                       7.125            675.17
    ALABASTER        AL   35007          1            06/27/03         23
    0417337318                           05           08/01/03          0
    0417337318                           N            07/01/33
    0


    8414026          E22/G01             F          192,610.00         ZZ
                                         360        192,315.98          1
                                       7.375          1,330.31        103
                                       7.125          1,330.31
    FRESNO           CA   93720          1            06/16/03         23
    0417363421                           05           08/01/03          0
    0417363421                           O            07/01/33
    0
1




    8414048          E22/G01             F          115,360.00         ZZ
                                         360        115,172.36          1
                                       7.625            816.51        103
                                       7.375            816.51
    CADILLAC         MI   49601          1            06/27/03         23
    0417383825                           05           08/01/03          0
    0417383825                           O            07/01/33
    0


    8414056          E22/G01             F          175,100.00         ZZ
                                         360        174,790.19          1
                                       6.625          1,121.18        107
                                       6.375          1,121.18
    MIDDLETOWN       OH   45044          1            06/27/03         23
    0417396512                           05           08/01/03          0
    0417396512                           O            07/01/33
    0


    8414070          E22/G01             F          103,781.00         ZZ
                                         360        103,610.35          1
                                       7.000            690.46        106
                                       6.750            690.46
    COLUMBIA         SC   29209          2            06/23/03         23
    0417413085                           05           08/01/03          0
    0417413085                           O            07/01/33
    0


    8414074          E22/G01             F           38,520.00         ZZ
                                         360         38,453.49          1
                                       6.750            249.84        107
                                       6.500            249.84
    ARDMORE          OK   73401          1            06/26/03         23
    0417423183                           05           08/01/03          0
    0417423183                           O            07/01/33
    0


    8414090          E22/G01             F          130,776.00         ZZ
                                         360        130,538.92          1
                                       6.500            826.59        105
                                       6.250            826.59
    MIAMI            FL   33172          1            06/27/03         23
    0417435534                           01           08/01/03          0
    0417435534                           O            07/01/33
    0
1




    8414140          E22/G01             F          100,000.00         ZZ
                                         360         99,831.50          1
                                       6.875            656.93        100
                                       6.625            656.93
    GARLAND          TX   75041          1            06/27/03         23
    0417447133                           05           08/01/03          0
    0417447133                           O            07/01/33
    0


    8414162          E22/G01             F          136,794.00         ZZ
                                         360        136,557.79          1
                                       6.750            887.24        105
                                       6.500            887.24
    OREGON CITY      OR   97045          1            06/23/03         23
    0417469459                           05           08/01/03          0
    0417469459                           O            07/01/33
    0


    8414168          E22/G01             F          231,000.00         ZZ
                                         360        230,681.01          1
                                       7.875          1,674.91        103
                                       7.625          1,674.91
    DUMFRIES         VA   22026          1            06/27/03         23
    0417475175                           09           08/01/03          0
    0417475175                           O            07/01/33
    0


    8414218          E22/G01             F          225,600.00         ZZ
                                         360        225,180.99          1
                                       6.375          1,407.45        103
                                       6.125          1,407.45
    RENO             NV   89502          1            06/20/03         23
    0417513785                           05           08/01/03          0
    0417513785                           O            07/01/33
    0


    8414224          E22/G01             F          155,150.00         ZZ
                                         360        154,768.15          1
                                       6.875          1,019.23        107
                                       6.625          1,019.23
    COLORADO SPRING  CO   80909          5            06/18/03         23
    0417517612                           05           08/01/03          0
    0417517612                           O            07/01/33
    0
1




    8414228          E22/G01             F           45,600.00         ZZ
                                         360         45,422.59          1
                                       6.875            299.56         95
                                       6.625            299.56
    HENDERSONVILLE   NC   28739          1            06/27/03         23
    0417519683                           01           08/01/03          0
    0417519683                           N            07/01/33
    0


    8414236          E22/G01             F          178,900.00         ZZ
                                         360        178,633.65          1
                                       7.500          1,250.89        100
                                       7.250          1,250.89
    PORTLAND         OR   97202          1            06/20/03         23
    0417526381                           05           08/01/03          0
    0417526381                           O            07/01/33
    0


    8414240          E22/G01             F          166,250.00         ZZ
                                         360        165,962.93          2
                                       6.750          1,078.29         95
                                       6.500          1,078.29
    EUGENE           OR   97404          1            06/20/03         23
    0417534369                           05           08/01/03          0
    0417534369                           N            07/01/33
    0


    8414244          E22/G01             F           76,650.00         ZZ
                                         360         76,467.36          1
                                       6.750            497.15        105
                                       6.500            497.15
    SPOKANE          WA   99205          1            06/23/03         23
    0417542297                           05           08/01/03          0
    0417542297                           O            07/01/33
    0


    8414270          E22/G01             F          149,350.00         ZZ
                                         360        149,173.01          1
                                       8.625          1,161.63        103
                                       8.375          1,161.63
    ASHEBORO         NC   27203          1            06/27/03         23
    0417570256                           05           08/01/03          0
    0417570256                           O            07/01/33
    0
1




    8414274          E22/G01             F           42,500.00         ZZ
                                         360         42,422.95          1
                                       6.500            268.63        100
                                       6.250            268.63
    OCALA            FL   34473          1            06/27/03         23
    0417573425                           05           08/01/03          0
    0417573425                           O            07/01/33
    0


    8414284          E22/G01             F          214,000.00         ZZ
                                         360        213,673.34          1
                                       7.375          1,478.04        100
                                       7.125          1,478.04
    KIRKWOOD         MO   63122          1            06/27/03         23
    0417580073                           05           08/01/03          0
    0417580073                           O            07/01/33
    0


    8414296          E22/G01             F          177,000.00         ZZ
                                         360        176,723.02          1
                                       7.250          1,207.45        100
                                       7.000          1,207.45
    THE WOODLANDS    TX   77380          1            06/27/03         23
    0417593258                           03           08/01/03          0
    0417593258                           O            07/01/33
    0


    8414302          E22/G01             F          320,000.00         ZZ
                                         360        319,419.86          1
                                       6.500          2,022.62        105
                                       6.250          2,022.62
    ELK GROVE        CA   95758          1            06/18/03         23
    0417595899                           05           08/01/03          0
    0417595899                           O            07/01/33
    0


    8414326          E22/G01             F          149,247.00         ZZ
                                         360        149,035.65          1
                                       7.750          1,069.22        103
                                       7.500          1,069.22
    PEMBROKE PINES   FL   33026          1            06/27/03         23
    0417604816                           09           08/01/03          0
    0417604816                           O            07/01/33
    0
1




    8414334          E22/G01             F          153,300.00         ZZ
                                         360        153,065.98          2
                                       7.375          1,058.81         95
                                       7.125          1,058.81
    ST LOUIS         MO   63109          1            06/27/03         23
    0417608825                           05           08/01/03          0
    0417608825                           N            07/01/33
    0


    8414338          E22/G01             F           87,740.00         ZZ
                                         360         87,577.05          1
                                       6.375            547.38        107
                                       6.125            547.38
    FOUNTAIN HILL    PA   18015          1            06/27/03         23
    0417612165                           07           08/01/03          0
    0417612165                           O            07/01/33
    0


    8414340          E22/G01             F          143,380.00         ZZ
                                         360        143,103.01          1
                                       6.625            918.08        107
                                       6.375            918.08
    DALLAS           OR   97338          5            06/20/03         23
    0417615325                           05           08/01/03          0
    0417615325                           O            07/01/33
    0


    8414366          E22/G01             F          339,900.00         ZZ
                                         360        339,152.78          1
                                       6.250          2,092.82        103
                                       6.000          2,092.82
    SANTEE           CA   92071          1            06/25/03         23
    0417643384                           05           08/01/03          0
    0417643384                           O            07/01/33
    0


    8414382          E22/G01             F          300,000.00         ZZ
                                         360        299,469.18          2
                                       6.625          1,920.93         95
                                       6.375          1,920.93
    WEST HARTFORD    CT   06119          1            06/27/03         23
    0417673662                           05           08/01/03          0
    0417673662                           N            07/01/33
    0
1




    8414384          E22/G01             F          126,690.00         ZZ
                                         360        126,438.65          1
                                       8.375            962.94        103
                                       8.125            962.94
    BRADENTON        FL   34205          1            06/27/03         23
    0417676947                           05           08/01/03          0
    0417676947                           O            07/01/33
    0


    8414412          E22/G01             F          164,200.00         ZZ
                                         360        163,895.03          1
                                       6.375          1,024.39        103
                                       6.125          1,024.39
    GRAIN VALLEY     MO   64029          1            06/27/03         23
    0417754439                           05           08/01/03          0
    0417754439                           O            07/01/33
    0


    8414416          E22/G01             F          150,000.00         ZZ
                                         360        149,782.19          1
                                       7.625          1,061.69        100
                                       7.375          1,061.69
    HARLAN           KY   40831          1            06/27/03         23
    0417769411                           05           08/01/03          0
    0417769411                           O            07/01/33
    0


    8414570          R17/G01             F          161,950.00         ZZ
                                         360        161,549.42          1
                                       7.000          1,077.46        100
                                       6.750          1,077.46
    OLYMPIA          WA   98501          1            05/27/03         23
    0436054803                           03           07/01/03          0
    1000280872                           O            06/01/33
    0


    8414812          J95/G01             F          184,000.00         ZZ
                                         360        183,367.06          1
                                       7.750          1,318.20        103
                                       7.500          1,318.20
    SEATTLE          WA   98122          1            06/13/03         23
    0436057558                           01           08/01/03          0
    0043440155                           O            07/01/33
    0
1




    8414816          F34/G01             F          155,153.00         ZZ
                                         360        154,959.45          1
                                       8.375          1,179.28        103
                                       8.125          1,179.28
    NAUGATUCK        CT   06770          5            06/24/03         00
    0436064232                           05           08/01/03          0
    M2LG1A599A                           O            07/01/33
    0


    8414820          J95/G01             F          190,450.00         ZZ
                                         360        190,166.42          1
                                       7.500          1,331.66        107
                                       7.250          1,331.66
    ALBUQUERQUE      NM   87114          5            06/20/03         23
    0436071500                           05           08/01/03          0
    0043584796                           O            07/01/33
    0


    8414826          R17/G01             F          128,000.00         ZZ
                                         360        127,675.54          1
                                       6.875            840.87        103
                                       6.625            840.87
    HOUSTON          TX   77066          1            05/28/03         23
    0436138580                           09           07/01/03          0
    1000327260                           O            06/01/33
    0


    8414846          J95/G01             F          129,350.00         T
                                         360        129,126.62          1
                                       6.750            838.97        103
                                       6.500            838.97
    ALBUQUERQUE      NM   87111          1            06/24/03         23
    0436072284                           01           08/01/03          0
    0043835024                           O            07/01/33
    0


    8414848          R17/G01             F          139,100.00         ZZ
                                         360        138,859.80          1
                                       6.750            902.20        107
                                       6.500            902.20
    KUNKLETOWN       PA   18058          1            06/17/03         23
    0436233530                           05           08/01/03          0
    1000346383                           O            07/01/33
    0
1




    8414858          W94/G01             F          133,490.00         ZZ
                                         360        133,281.09          1
                                       7.250            910.64        100
                                       7.000            910.64
    BAKERSFIELD      CA   93313          1            06/20/03         23
    0436190870                           05           08/01/03          0
    114074901                            O            07/01/33
    0


    8414866          W49/G01             F          110,000.00         ZZ
                                         180        109,800.58          1
                                       6.500            695.27        100
                                       6.250            695.27
    KANSAS CITY      KS   66109          5            06/25/03         23
    0436072128                           05           08/01/03          0
    2003043151                           O            07/01/18
    0


    8414948          M37/G01             F          113,700.00         T
                                         360        113,493.88          1
                                       6.500            718.66        102
                                       6.250            718.66
    SPEARFISH        SD   57783          1            06/23/03         23
    0436178909                           05           08/01/03          0
    614174                               O            07/01/33
    0


    8414980          W02/G01             F          130,810.00         ZZ
                                         360        130,551.37          1
                                       6.050            788.49        103
                                       5.800            788.49
    SEBASTIAN        FL   32958          5            06/25/03         23
    0436098214                           05           08/01/03          0
    1002521200                           O            07/01/33
    0


    8414992          P09/G01             F          165,000.00         ZZ
                                         360        164,700.87          1
                                       6.500          1,042.91        100
                                       6.250          1,042.91
    RANDALLSTOWN     MD   21133          1            06/30/03         23
    0436098974                           05           08/01/03          0
    3004070026                           O            07/01/33
    0
1




    8415008          Q64/G01             F          124,450.00         ZZ
                                         360        124,250.35          2
                                       7.125            838.45         95
                                       6.875            838.45
    NASHVILLE        TN   37217          1            06/20/03         23
    0436065767                           05           08/01/03          0
    0307799700                           N            07/01/33
    0


    8415016          W02/G01             F           97,850.00         ZZ
                                         360         97,703.42          1
                                       7.470            682.18        103
                                       7.220            682.18
    EAST RIDGE       TN   37412          5            06/23/03         23
    0436094924                           05           08/01/03          0
    1002564119                           O            07/01/33
    0


    8415022          U35/G01             F           50,000.00         ZZ
                                         360         49,917.80          1
                                       7.000            332.65        100
                                       6.750            332.65
    GARY             IN   46408          1            06/18/03         23
    0436191597                           05           08/01/03          0
    12200028                             O            07/01/33
    0


    8415026          Q64/G01             F          112,250.00         ZZ
                                         360        111,992.16          1
                                       7.375            775.29        103
                                       7.125            775.29
    TALLAHASSEE      FL   32303          1            05/28/03         23
    0436114409                           03           07/01/03          0
    0107776601                           O            06/01/33
    0


    8415028          W02/G01             F          110,210.00         ZZ
                                         360        110,059.18          1
                                       7.920            802.55        103
                                       7.670            802.55
    TALLAHASSEE      FL   32030          5            06/23/03         23
    0436177117                           05           08/01/03          0
    1002554508                           O            07/01/33
    0
1




    8415040          W02/G01             F          122,800.00         ZZ
                                         360        122,586.68          1
                                       6.720            794.04        103
                                       6.470            794.04
    HAZEL PARK       MI   48030          5            06/20/03         23
    0436219570                           05           08/01/03          0
    1002513439                           O            07/01/33
    0


    8415086          W02/G01             F          152,100.00         ZZ
                                         360        151,788.78          1
                                       5.870            899.25        101
                                       5.620            899.25
    MIAMI            FL   33161          2            06/18/03         23
    0436094403                           05           08/01/03          0
    1002655023                           O            07/01/33
    0


    8415180          U35/G01             F          193,900.00         ZZ
                                         360        193,658.12          1
                                       8.375          1,473.78        100
                                       8.125          1,473.78
    SUN PRAIRIE      WI   53590          1            06/13/03         23
    0436166953                           05           08/01/03          0
    12162827                             O            07/01/33
    0


    8415220          U35/G01             F          192,600.00         ZZ
                                         360        192,233.55          1
                                       6.250          1,185.87        107
                                       6.000          1,185.87
    BONDURANT        IA   50035          2            06/18/03         23
    0436190110                           05           08/01/03          0
    12195018                             O            07/01/33
    0


    8415232          U35/G01             F           46,350.00         ZZ
                                         360         46,295.06          1
                                       8.625            360.51        103
                                       8.375            360.51
    SHEFFIELD        IL   61361          1            06/13/03         23
    0436191712                           05           08/01/03          0
    12118918                             O            07/01/33
    0
1




    8415264          W02/G01             F           90,950.00         ZZ
                                         360         90,795.20          1
                                       6.830            594.75        107
                                       6.580            594.75
    OCKLAWAHA        FL   32179          5            06/20/03         23
    0436219620                           05           08/01/03          0
    1002639258                           O            07/01/33
    0


    8415286          W02/G01             F          133,900.00         ZZ
                                         360        133,710.37          1
                                       7.750            959.28        103
                                       7.500            959.28
    MARIETTA         GA   30066          5            06/19/03         23
    0436098107                           05           08/01/03          0
    1002550829                           O            07/01/33
    0


    8415294          W02/G01             F           92,900.00         ZZ
                                         360         92,779.14          1
                                       8.170            692.71        103
                                       7.920            692.71
    COCOA            FL   32927          5            06/19/03         23
    0436093983                           05           08/01/03          0
    1002515352                           O            07/01/33
    0


    8415304          W02/G01             F          224,300.00         ZZ
                                         360        223,910.37          1
                                       6.720          1,450.34        107
                                       6.470          1,450.34
    RENO             NV   89511          5            06/19/03         23
    0436097794                           05           08/01/03          0
    1002521010                           O            07/01/33
    0


    8415306          H76/G01             F          132,000.00         ZZ
                                         360        131,808.31          1
                                       7.625            934.29        103
                                       7.375            934.29
    MOUNT HOLLY      NC   28120          5            06/26/03         23
    0436066492                           05           08/01/03          0
    2003496953                           O            07/01/33
    0
1




    8415320          U19/G01             F          144,715.00         ZZ
                                         360        144,499.53          1
                                       7.500          1,011.87        103
                                       7.250          1,011.87
    GILBERT          AZ   85296          1            06/20/03         23
    0436126890                           03           08/01/03          0
    11001195                             O            07/01/33
    0


    8415326          W02/G01             F           79,825.00         ZZ
                                         360         79,697.32          1
                                       7.140            538.61        103
                                       6.890            538.61
    JACKSONVILLE     FL   32218          5            06/20/03         23
    0436094502                           05           08/01/03          0
    1002533669                           O            07/01/33
    0


    8415336          U19/G01             F           74,900.00         ZZ
                                         360         74,773.78          1
                                       6.875            492.04        103
                                       6.625            492.04
    CHANDLER         AZ   85225          1            06/24/03         23
    0436065825                           01           08/01/03          0
    11001098                             O            07/01/33
    0


    8415342          W02/G01             F          279,020.00         ZZ
                                         360        278,594.70          1
                                       7.430          1,937.60        103
                                       7.180          1,937.60
    ORANGE PARK      FL   32003          5            06/23/03         23
    0436097943                           05           08/01/03          0
    1002576982                           O            07/01/33
    0


    8415348          Y26/G01             F          199,000.00         ZZ
                                         360        198,596.76          1
                                       8.000          1,460.19        100
                                       7.750          1,460.19
    KELSEYVILLE      CA   95451          1            05/27/03         23
    0436108856                           03           07/01/03          0
    117200486                            O            06/01/33
    0
1




    8415350          N56/G01             F           71,600.00         ZZ
                                         360         71,495.69          1
                                       7.625            506.78        101
                                       7.375            506.78
    JACKSON          MI   49203          5            06/25/03         23
    0436123749                           05           08/01/03          0
    8029512                              O            07/01/33
    0


    8415354          W02/G01             F          112,230.00         ZZ
                                         360        112,066.19          1
                                       7.600            792.43        103
                                       7.350            792.43
    HAMPTON          VA   23669          5            06/24/03         23
    0436097323                           05           08/01/03          0
    1002582046                           O            07/01/33
    0


    8415362          N56/G01             F          138,500.00         ZZ
                                         360        138,236.48          1
                                       6.250            852.77        100
                                       6.000            852.77
    WATERFORD        MI   48328          1            06/25/03         23
    0436091615                           05           08/01/03          0
    8061318                              O            07/01/33
    0


    8415402          L21/G01             F          203,900.00         ZZ
                                         360        203,539.21          1
                                       6.625          1,305.60         99
                                       6.375          1,305.60
    EDGEWOOD         MD   21040          2            06/23/03         23
    0436059943                           05           08/01/03          0
    703-03029                            O            07/01/33
    0


    8415410          696/G01             F          160,800.00         ZZ
                                         360        160,439.73          1
                                       7.500          1,124.34        104
                                       7.250          1,124.34
    DAMASCUS         MD   20872          1            05/29/03         23
    0436050983                           09           07/01/03          0
    32703137                             O            06/01/33
    0
1




    8415430          M45/G01             F          119,310.00         ZZ
                                         360        119,098.88          1
                                       6.625            763.96         97
                                       6.375            763.96
    INGLEWOOD        CA   90302          5            06/03/03         23
    0436057723                           01           08/01/03          0
    A0439053                             O            07/01/33
    0


    8415498          685/G01             F          133,000.00         ZZ
                                         360        132,770.33          1
                                       6.750            862.64        107
                                       6.500            862.64
    TEHACHAPI        CA   93561          2            06/12/03         23
    0436098420                           05           08/01/03          0
    134942                               O            07/01/33
    0


    8415504          W02/G01             F          159,430.00         ZZ
                                         360        159,153.06          1
                                       6.720          1,030.89        107
                                       6.470          1,030.89
    GRAND RAPIDS     MI   49508          5            06/23/03         23
    0436097679                           05           08/01/03          0
    1                                    O            07/01/33
    0


    8415510          Q14/G01             F          128,700.00         ZZ
                                         360        128,526.70          1
                                       8.000            944.36         99
                                       7.750            944.36
    PHILLIPS         NE   68865          5            06/13/03         23
    0436059562                           05           08/01/03          0
    00003-13421                          O            07/01/33
    0


    8415514          X67/G01             F          110,215.00         ZZ
                                         360        109,918.72          1
                                       7.000            733.26         96
                                       6.750            733.26
    PENACOOK         NH   03303          5            05/30/03         23
    0436104665                           01           07/01/03          0
    00242024                             O            06/01/33
    0
1




    8415522          W02/G01             F          156,560.00         ZZ
                                         360        156,341.81          1
                                       7.830          1,130.29        103
                                       7.580          1,130.29
    ORANGE PARK      FL   32073          5            06/25/03         23
    0436097570                           05           08/01/03          0
    1                                    O            07/01/33
    0


    8415526          X67/G01             F          137,500.00         ZZ
                                         360        137,262.57          1
                                       6.750            891.82        100
                                       6.500            891.82
    AKRON            OH   44319          1            06/02/03         23
    0436108328                           05           08/01/03          0
    00241950                             O            07/01/33
    0


    8415528          U81/G01             F          128,200.00         ZZ
                                         360        128,004.30          1
                                       7.375            885.45        100
                                       7.125            885.45
    MORRISTOWN       TN   37814          1            06/23/03         23
    0436120620                           05           08/01/03          0
    1800006277                           O            07/01/33
    0


    8415570          R80/G01             F          184,000.00         ZZ
                                         360        183,601.42          1
                                       6.875          1,208.75        107
                                       6.625          1,208.75
    GILBERT          AZ   85296          2            06/03/03         23
    0436097935                           03           08/01/03          0
    43459                                O            07/01/33
    0


    8415574          Q46/G01             F          120,510.00         ZZ
                                         360        120,363.47          1
                                       8.500            926.62        103
                                       8.250            926.62
    SAN BERNARDINO   CA   92407          1            06/03/03         23
    0436142228                           05           08/01/03          0
    10304106                             O            07/01/33
    0
1




    8415580          W02/G01             F          136,990.00         ZZ
                                         360        136,786.83          1
                                       7.520            959.74        103
                                       7.270            959.74
    POINCIANA        FL   34758          5            06/24/03         23
    0436104418                           05           08/01/03          0
    1                                    O            07/01/33
    0


    8415588          U35/G01             F           88,868.00         ZZ
                                         360         88,718.25          1
                                       6.875            583.80        106
                                       6.625            583.80
    MOLINE           IL   61265          1            06/18/03         23
    0436191274                           05           08/01/03          0
    12147357                             O            07/01/33
    0


    8415594          940/G01             F          177,800.00         ZZ
                                         360        176,617.61          1
                                       6.875          1,168.02        105
                                       6.625          1,168.02
    VICTORVILLE      CA   92392          1            06/23/03         23
    0436094239                           05           07/01/03          0
    40030480                             O            06/01/33
    0


    8415596          U35/G01             F           85,000.00         ZZ
                                         360         84,870.26          1
                                       7.375            587.07        100
                                       7.125            587.07
    FRESNO           CA   93703          1            06/13/03         23
    0436191332                           05           08/01/03          0
    12133503                             O            07/01/33
    0


    8415602          W02/G01             F          127,200.00         ZZ
                                         360        126,970.72          1
                                       6.530            806.51        102
                                       6.280            806.51
    NAPLES           FL   34113          5            06/20/03         23
    0436094676                           05           08/01/03          0
    1                                    O            07/01/33
    0
1




    8415632          Y26/G01             F          222,000.00         ZZ
                                         360        221,464.23          1
                                       7.125          1,495.66        104
                                       6.875          1,495.66
    MADERA           CA   93637          5            05/16/03         23
    0436229702                           05           07/01/03          0
    931002751                            O            06/01/33
    0


    8415670          W34/G01             F          150,000.00         ZZ
                                         360        149,753.38          1
                                       7.000            997.95         97
                                       6.750            997.95
    GIG HARBOR       WA   98329          5            06/24/03         23
    0436232839                           04           08/01/03          0
    12008417                             O            07/01/33
    0


    8415678          W02/G01             F          154,500.00         ZZ
                                         360        154,255.31          1
                                       7.190          1,047.69        103
                                       6.940          1,047.69
    ORLANDO          FL   32825          5            06/24/03         23
    0436098032                           05           08/01/03          0
    1                                    O            07/01/33
    0


    8415724          W34/G01             F          163,200.00         ZZ
                                         360        162,904.12          1
                                       6.500          1,031.54        104
                                       6.250          1,031.54
    RENTON           WA   98056          1            06/25/03         23
    0436093199                           01           08/01/03          0
    12271870                             O            07/01/33
    0


    8415818          W02/G01             F          133,750.00         ZZ
                                         360        133,526.59          1
                                       6.920            882.67        107
                                       6.670            882.67
    DAYTON           OH   45424          5            06/18/03         23
    0436095384                           05           08/01/03          0
    1                                    O            07/01/33
    0
1




    8415872          Y13/G01             F          151,000.00         ZZ
                                         180        150,739.26          1
                                       6.750            979.38        100
                                       6.500            979.38
    AURORA           CO   80012          1            06/27/03         23
    0436134852                           05           08/01/03          0
    990360                               O            07/01/18
    0


    8415896          E86/G01             F          256,800.00         ZZ
                                         360        256,224.68          1
                                       7.500          1,795.58        107
                                       7.250          1,795.58
    STANTON          CA   90680          1            05/20/03         23
    0436063796                           01           07/01/03          0
    316691                               O            06/01/33
    0


    8415930          M24/G01             F           82,650.00         ZZ
                                         360         82,520.65          1
                                       7.250            563.82         95
                                       7.000            563.82
    CALUMET CITY     IL   60409          1            06/24/03         23
    0436121214                           05           08/01/03          0
    253213955                            N            07/01/33
    0


    8415978          M24/G01             F           96,000.00         ZZ
                                         360         95,870.75          1
                                       8.000            704.41        100
                                       7.750            704.41
    CHOCTAW          OK   73020          5            06/16/03         23
    0436113492                           05           08/01/03          0
    237213596                            O            07/01/33
    0


    8416100          B76/G01             F          277,500.00         ZZ
                                         360        277,097.03          1
                                       7.625          1,964.13         99
                                       7.375          1,964.13
    JACKSON          MI   49201          5            06/23/03         23
    0436201354                           05           08/01/03          0
    4786927                              O            07/01/33
    0
1




    8417694          P29/G01             F           55,100.00         ZZ
                                         240         54,896.97          1
                                       7.375            439.68         95
                                       7.125            439.68
    WATERLOO         IA   50702          1            06/27/03         23
    0436075469                           05           08/01/03          0
    12305120                             N            07/01/23
    0


    8418206          U75/G01             F          114,200.00         ZZ
                                         360        114,042.30          1
                                       7.875            828.03        100
                                       7.625            828.03
    RACINE           WI   53405          1            06/12/03         23
    0436068811                           05           08/01/03          0
    00-5619                              O            07/01/33
    0


    8418210          U75/G01             F          113,300.00         ZZ
                                         360        113,160.59          1
                                       8.500            871.18        103
                                       8.250            871.18
    STOW             OH   44224          1            06/20/03         23
    0436060735                           05           08/01/03          0
    005695                               O            07/01/33
    0


    8418226          U75/G01             F          102,500.00         ZZ
                                         360        102,343.54          1
                                       7.375            707.94         98
                                       7.125            707.94
    CLARKSTON        MI   48348          5            06/19/03         23
    0436067581                           01           08/01/03          0
    005668                               O            07/01/33
    0


    8418228          U75/G01             F          164,000.00         ZZ
                                         360        163,805.64          1
                                       8.625          1,275.58        100
                                       8.375          1,275.58
    SHAKOPEE         MN   55379          1            06/30/03         23
    0436151062                           01           08/01/03          0
    005823                               O            07/01/33
    0
1




    8418258          U75/G01             F          135,850.00         ZZ
                                         360        135,621.08          1
                                       6.875            892.44         95
                                       6.625            892.44
    ST. PAUL         MN   55103          1            06/13/03         23
    0436144414                           05           08/01/03          0
    005586                               N            07/01/33
    0


    8418262          U75/G01             F          180,000.00         ZZ
                                         360        179,781.15          1
                                       8.500          1,384.04        100
                                       8.250          1,384.04
    SOUTH SAINT PAU  MN   55075          1            06/17/03         23
    0436069033                           05           08/01/03          0
    00-5571                              O            07/01/33
    0


    8418264          U75/G01             F          164,000.00         ZZ
                                         360        163,800.59          1
                                       8.500          1,261.02        100
                                       8.250          1,261.02
    WARREN           MI   48088          1            06/12/03         23
    0436069199                           05           08/01/03          0
    00-5645                              O            07/01/33
    0


    8418270          U75/G01             F          142,200.00         ZZ
                                         360        142,027.11          1
                                       8.500          1,093.39        100
                                       8.250          1,093.39
    GRAND LODGE      MI   48837          1            06/17/03         23
    0436069553                           05           08/01/03          0
    00-5560                              O            07/01/33
    0


    8418286          U75/G01             F          140,000.00         ZZ
                                         360        139,820.85          1
                                       8.250          1,051.77        100
                                       8.000          1,051.77
    MUNROE FALLS     OH   44262          1            06/26/03         23
    0436068951                           05           08/01/03          0
    005763                               O            07/01/33
    0
1




    8418302          588/G01             F          177,500.00         ZZ
                                         360        177,170.33          1
                                       6.375          1,107.37        105
                                       6.125          1,107.37
    BETHLEHEM        PA   18017          1            06/23/03         23
    0436066898                           05           08/01/03          0
    1094353                              O            07/01/33
    0


    8418314          588/G01             F          344,800.00         ZZ
                                         360        344,159.60          1
                                       6.375          2,151.10        105
                                       6.125          2,151.10
    ALEXANDRIA       VA   22315          1            06/11/03         23
    0436071849                           09           08/01/03          0
    1095626                              O            07/01/33
    0


    8418342          588/G01             F          121,800.00         ZZ
                                         360        121,599.74          1
                                       7.000            810.34        107
                                       6.750            810.34
    UPPER DARBY TOW  PA   19018          1            06/20/03         23
    0436075659                           05           08/01/03          0
    1093677                              O            07/01/33
    0


    8418346          808/G01             F          162,974.00         ZZ
                                         360        162,671.30          1
                                       6.375          1,016.75        104
                                       6.125          1,016.75
    BAKERSFIELD      CA   93311          1            06/17/03         00
    0436061634                           03           08/01/03          0
    9431942                              O            07/01/33
    0


    8418354          588/G01             F          262,700.00         ZZ
                                         360        262,246.37          1
                                       6.750          1,703.87        105
                                       6.500          1,703.87
    GAITHERSBURG     MD   20879          1            06/26/03         23
    0436072029                           09           08/01/03          0
    1095964                              O            07/01/33
    0
1




    8418356          M50/G01             F           59,740.00         ZZ
                                         180         59,648.80          1
                                       7.375            412.61        103
                                       7.125            412.61
    TERRE HAUTE      IN   47803          1            06/12/03         23
    0436234447                           01           08/01/03          0
    2312297                              O            07/01/18
    0


    8418414          M50/G01             F           87,756.00         ZZ
                                         180         87,622.03          1
                                       7.375            606.11        103
                                       7.125            606.11
    SPRINGFIELD      IL   62703          1            06/20/03         23
    0436095806                           07           08/01/03          0
    2212491                              O            07/01/18
    0


    8418502          588/G01             F          181,400.00         ZZ
                                         360        181,071.14          1
                                       6.500          1,146.57        107
                                       6.250          1,146.57
    FREDERICK        MD   21702          1            06/26/03         23
    0436072276                           09           08/01/03          0
    1094696                              O            07/01/33
    0


    8418536          808/G01             F          139,000.00         ZZ
                                         360        138,741.83          1
                                       6.375            867.18        104
                                       6.125            867.18
    BAKERSFIELD      CA   93312          2            06/13/03         00
    0436068167                           03           08/01/03          0
    9431987                              O            07/01/33
    0


    8418556          588/G01             F          160,500.00         ZZ
                                         360        160,194.62          1
                                       6.250            988.23        107
                                       6.000            988.23
    HYATTSVILLE      MD   20784          1            06/19/03         23
    0436075394                           05           08/01/03          0
    1098021                              O            07/01/33
    0
1




    8418572          L20/G01             F          275,500.00         ZZ
                                         360        275,089.80          1
                                       7.500          1,926.34        103
                                       7.250          1,926.34
    QUEEN CREEK      AZ   85242          2            06/23/03         23
    0436124150                           05           08/01/03          0
    1181060047                           O            07/01/33
    0


    8418594          588/G01             F          149,700.00         ZZ
                                         360        149,453.46          1
                                       7.000            995.96        104
                                       6.750            995.96
    FRONT ROYAL      VA   22630          1            06/09/03         23
    0436071583                           05           08/01/03          0
    1096703                              O            07/01/33
    0


    8418700          E22/G01             F           84,923.00         ZZ
                                         360         84,805.73          1
                                       7.875            615.75        103
                                       7.625            615.75
    CAMDEN           SC   29020          1            06/30/03         23
    0417582087                           05           08/01/03          0
    0417582087                           O            07/01/33
    0


    8418724          E22/G01             F          160,500.00         ZZ
                                         360        160,179.64          1
                                       6.000            962.28        107
                                       5.750            962.28
    SEDRO WOOLLEY    WA   98284          1            06/24/03         23
    0417595626                           05           08/01/03          0
    0417595626                           O            07/01/33
    0


    8418726          S53/G01             F          173,040.00         ZZ
                                         360        172,818.56          1
                                       8.250          1,299.99        103
                                       8.000          1,299.99
    EAST BETHEL      MN   55092          5            06/25/03         23
    0436093629                           05           08/01/03          0
    9722465000                           O            07/01/33
    0
1




    8418734          E65/G01             F           92,500.00         ZZ
                                         360         92,347.92          2
                                       7.000            615.40        100
                                       6.750            615.40
    WARREN           MI   48091          1            06/17/03         23
    0436096697                           05           08/01/03          0
    258613                               O            07/01/33
    0


    8418752          E22/G01             F          148,200.00         ZZ
                                         360        147,695.39          1
                                       7.375          1,023.58        102
                                       7.125          1,023.58
    BEDFORD          KY   40006          1            06/30/03         23
    0417608197                           05           08/01/03          0
    0417608197                           O            07/01/33
    0


    8418774          E65/G01             F          127,607.00         ZZ
                                         360        127,391.97          1
                                       6.875            838.29        103
                                       6.625            838.29
    WHITEFORD TOWNS  MI   49267          1            06/20/03         23
    0436341895                           05           08/01/03          0
    260321                               O            07/01/33
    0


    8418790          E22/G01             F           87,000.00         ZZ
                                         360         86,838.41          1
                                       6.375            542.77        100
                                       6.125            542.77
    BRANSON          MO   65616          1            06/27/03         23
    0417628039                           05           08/01/03          0
    0417628039                           O            07/01/33
    0


    8418800          588/G01             F          354,750.00         ZZ
                                         360        354,106.87          1
                                       6.500          2,242.26        105
                                       6.250          2,242.26
    ARLINGTON        VA   22204          1            06/27/03         23
    0436060065                           05           08/01/03          0
    1098435                              O            07/01/33
    0
1




    8418808          W35/G01             F          144,400.00         ZZ
                                         360        144,135.67          1
                                       6.450            907.96        107
                                       6.200            907.96
    INDIANAPOLIS     IN   46231          5            06/25/03         23
    0436077002                           05           08/01/03          0
    21298                                O            07/01/33
    0


    8418826          E22/G01             F           90,200.00         T
                                         360         89,728.48          1
                                       6.750            585.04        107
                                       6.500            585.04
    GUTHRIE          OK   73044          1            06/30/03         23
    0417644556                           05           08/01/03          0
    0417644556                           O            07/01/33
    0


    8419106          E22/G01             F           69,350.00         ZZ
                                         360         69,230.25          2
                                       6.750            449.80         95
                                       6.500            449.80
    KANSAS CITY      KS   66109          1            06/30/03         23
    0417695814                           05           08/01/03          0
    0417695814                           N            07/01/33
    0


    8419128          E22/G01             F          131,100.00         ZZ
                                         360        130,856.51          1
                                       6.375            817.89        104
                                       6.125            817.89
    SAGINAW          MI   48603          1            06/30/03         23
    0417699964                           05           08/01/03          0
    0417699964                           O            07/01/33
    0


    8419164          E22/G01             F           51,500.00         ZZ
                                         360         51,428.89          1
                                       7.875            373.41        103
                                       7.625            373.41
    OKLAHOMA CITY    OK   73114          5            06/25/03         23
    0416396182                           05           08/01/03          0
    0416396182                           O            07/01/33
    0
1




    8419166          E22/G01             F          289,000.00         ZZ
                                         360        288,524.84          1
                                       7.000          1,922.72        100
                                       6.750          1,922.72
    ELK GROVE        CA   95758          1            06/18/03         23
    0416477958                           03           08/01/03          0
    0416477958                           O            07/01/33
    0


    8419192          E22/G01             F          131,000.00         ZZ
                                         360        130,782.19          1
                                       7.000            871.55        104
                                       6.750            871.55
    SPOKANE          WA   99205          5            06/24/03         23
    0416857043                           05           08/01/03          0
    0416857043                           O            07/01/33
    0


    8419196          K15/G01             F          127,300.00         ZZ
                                         360        127,066.99          1
                                       8.500            978.83        100
                                       8.250            978.83
    JACKSONVILLE     FL   32244          1            05/23/03         23
    0436070189                           05           07/01/03          0
    050300118010                         O            06/01/33
    0


    8419208          E22/G01             F           96,900.00         ZZ
                                         360         96,748.36          2
                                       7.250            661.03         95
                                       7.000            661.03
    MISHAWAKA        IN   46545          1            06/30/03         23
    0416929263                           05           08/01/03          0
    0416929263                           N            07/01/33
    0


    8419224          E22/G01             F          216,000.00         ZZ
                                         360        215,553.51          1
                                       7.125          1,455.23        107
                                       6.875          1,455.23
    WEARE            NH   03281          1            06/30/03         23
    0416989135                           05           08/01/03          0
    0416989135                           O            07/01/33
    0
1




    8419266          H76/G01             F          123,000.00         ZZ
                                         360        122,797.77          1
                                       7.000            818.32         99
                                       6.750            818.32
    NORTH HUNTINGDO  PA   15642          5            06/30/03         23
    0436081574                           05           08/01/03          0
    2003495965                           O            07/01/33
    0


    8419286          E22/G01             F          193,670.00         ZZ
                                         360        191,674.51          1
                                       7.125          1,304.79        107
                                       6.875          1,304.79
    VANCOUVER        WA   98663          2            06/19/03         23
    0417125135                           05           08/01/03          0
    0417125135                           O            07/01/33
    0


    8419310          K15/G01             F          120,500.00         ZZ
                                         360        120,316.06          1
                                       7.375            832.26         99
                                       7.125            832.26
    TUCSON           AZ   85704          5            06/23/03         23
    0436075956                           09           08/01/03          0
    031405509951                         O            07/01/33
    0


    8419374          K15/G01             F          126,400.00         ZZ
                                         360        126,205.57          1
                                       7.500            883.81        105
                                       7.250            883.81
    CHARLOTTE        NC   28216          5            06/09/03         23
    0436065098                           05           08/01/03          0
    017305516751                         O            07/01/33
    0


    8419396          E22/G01             F           95,968.00         ZZ
                                         360         94,784.64          1
                                       6.750            622.45        107
                                       6.500            622.45
    AMARILLO         TX   79106          1            06/27/03         23
    0417217999                           05           08/01/03          0
    0417217999                           O            07/01/33
    0
1




    8419400          K15/G01             F           57,600.00         ZZ
                                         360         57,526.29          1
                                       8.250            432.73        103
                                       8.000            432.73
    CINCINNATI       OH   45204          5            06/19/03         23
    0436070726                           01           08/01/03          0
    028105509416                         O            07/01/33
    0


    8419408          E22/G01             F          212,850.00         ZZ
                                         360        212,482.45          1
                                       6.750          1,380.54         99
                                       6.500          1,380.54
    BIRMINGHAM       AL   35226          2            06/25/03         23
    0417224649                           05           08/01/03          0
    0417224649                           O            07/01/33
    0


    8419432          E22/G01             F          189,350.00         ZZ
                                         360        189,042.59          1
                                       7.250          1,291.70        107
                                       7.000          1,291.70
    FULTON           NY   13069          5            06/25/03         23
    0417237062                           05           08/01/03          0
    0417237062                           O            07/01/33
    0


    8419490          E22/G01             F          133,000.00         ZZ
                                         360        132,770.33          1
                                       6.750            862.64        105
                                       6.500            862.64
    BRANDENBURG      KY   40108          1            06/30/03         23
    0417277241                           05           08/01/03          0
    0417277241                           O            07/01/33
    0


    8419510          K15/G01             F          190,500.00         ZZ
                                         360        190,154.00          1
                                       7.000          1,267.40        103
                                       6.750          1,267.40
    LAKE MARY        FL   32746          5            06/17/03         23
    0436071930                           05           08/01/03          0
    00940551681                          O            07/01/33
    0
1




    8419524          E22/G01             F          192,600.00         ZZ
                                         360        192,365.81          1
                                       8.500          1,480.93        103
                                       8.250          1,480.93
    WEST WINDSOR     NJ   08540          1            06/30/03         23
    0417295193                           01           08/01/03          0
    0417295193                           O            07/01/33
    0


    8419556          E22/G01             F          188,000.00         ZZ
                                         360        187,688.83          1
                                       7.250          1,282.49        103
                                       7.000          1,282.49
    COOPER CITY      FL   33328          1            06/30/03         23
    0417317807                           05           08/01/03          0
    0417317807                           O            07/01/33
    0


    8419594          E22/G01             F          156,000.00         ZZ
                                         360        155,723.96          1
                                       6.625            998.89        104
                                       6.375            998.89
    CLEMMONS         NC   27012          1            06/30/03         23
    0417351251                           05           08/01/03          0
    0417351251                           O            07/01/33
    0


    8419648          H76/G01             F          155,900.00         ZZ
                                         360        155,684.70          1
                                       7.875          1,130.39         99
                                       7.625          1,130.39
    VIRGINIA BEACH   VA   23464          5            06/30/03         23
    0436084990                           05           08/01/03          0
    2003491685                           O            07/01/33
    0


    8419688          E22/G01             F          300,000.00         ZZ
                                         360        299,469.18          1
                                       6.625          1,920.93        100
                                       6.375          1,920.93
    SANTA ROSA       CA   95403          1            06/16/03         23
    0417394665                           03           08/01/03          0
    0417394665                           O            07/01/33
    0
1




    8419696          G51/G01             F          110,210.00         ZZ
                                         360        109,811.55          1
                                       6.750            714.82        107
                                       6.500            714.82
    PINELLAS PARK    FL   33782          1            06/27/03         23
    0436065478                           05           08/01/03          0
    25003350                             O            07/01/33
    0


    8419726          E22/G01             F          195,700.00         ZZ
                                         360        195,370.24          1
                                       6.875          1,285.61        103
                                       6.625          1,285.61
    SACRAMENTO       CA   95825          1            06/18/03         23
    0417408382                           01           08/01/03          0
    0417408382                           O            07/01/33
    0


    8419738          E22/G01             F          113,609.00         ZZ
                                         360        113,439.85          1
                                       7.500            794.37        103
                                       7.250            794.37
    OLATHE           KS   66061          1            06/27/03         23
    0417415221                           05           08/01/03          0
    0417415221                           O            07/01/33
    0


    8419788          E22/G01             F          117,000.00         ZZ
                                         360        116,782.69          1
                                       6.375            729.93        102
                                       6.125            729.93
    BIRMINGHAM       AL   35210          1            06/30/03         23
    0417439312                           05           08/01/03          0
    0417439312                           O            07/01/33
    0


    8419804          E22/G01             F          165,315.00         ZZ
                                         360        165,007.96          1
                                       6.375          1,031.35        103
                                       6.125          1,031.35
    SPARKS           NV   89436          1            06/26/03         23
    0417442753                           05           08/01/03          0
    0417442753                           O            07/01/33
    0
1




    8419892          E22/G01             F           99,000.00         ZZ
                                         360         98,829.06          1
                                       6.750            642.11        103
                                       6.500            642.11
    RENO             NV   89506          1            06/25/03         23
    0417472792                           03           08/01/03          0
    0417472792                           O            07/01/33
    0


    8419900          E22/G01             F          109,850.00         ZZ
                                         360        109,664.89          1
                                       6.875            721.64         99
                                       6.625            721.64
    BAKERSFIELD      CA   93308          5            06/25/03         23
    0417474327                           05           08/01/03          0
    0417474327                           O            07/01/33
    0


    8419968          E22/G01             F           92,000.00         ZZ
                                         360         91,888.14          1
                                       8.500            707.40        103
                                       8.250            707.40
    ROGERSVILLE      MO   65742          1            06/30/03         23
    0417486743                           05           08/01/03          0
    0417486743                           O            07/01/33
    0


    8420024          E22/G01             F          177,160.00         ZZ
                                         360        176,902.73          1
                                       7.625          1,253.93        103
                                       7.375          1,253.93
    COLORADO SPRING  CO   80918          1            06/30/03         23
    0417500022                           05           08/01/03          0
    0417500022                           O            07/01/33
    0


    8420056          E22/G01             F          227,630.00         ZZ
                                         360        227,291.08          1
                                       7.500          1,591.62        103
                                       7.250          1,591.62
    GROVER           MO   63040          1            06/30/03         23
    0417511755                           05           08/01/03          0
    0417511755                           O            07/01/33
    0
1




    8420064          E22/G01             F           97,945.00         ZZ
                                         360         97,783.97          1
                                       7.000            651.63         95
                                       6.750            651.63
    DUPONT           WA   98327          1            06/25/03         23
    0417513116                           05           08/01/03          0
    0417513116                           N            07/01/33
    0


    8420084          E22/G01             F          109,150.00         ZZ
                                         360        108,966.07          1
                                       6.875            717.04         95
                                       6.625            717.04
    RICHARDSON       TX   75081          1            06/27/03         23
    0417519097                           05           08/01/03          0
    0417519097                           N            07/01/33
    0


    8420170          E22/G01             F          125,660.00         ZZ
                                         360        125,503.24          1
                                       8.375            955.11        103
                                       8.125            955.11
    WEST PALM BEACH  FL   33404          1            06/30/03         23
    0417535242                           05           08/01/03          0
    0417535242                           O            07/01/33
    0


    8420518          K15/G01             F          241,600.00         ZZ
                                         360        241,161.99          1
                                       6.500          1,527.08        106
                                       6.250          1,527.08
    LOWELL           MA   01851          1            06/13/03         23
    0436063499                           05           08/01/03          0
    024505517190                         O            07/01/33
    0


    8420570          K15/G01             F          121,300.00         ZZ
                                         360        121,126.67          1
                                       8.000            890.06        102
                                       7.750            890.06
    DETROIT          MI   48235          2            06/19/03         23
    0436070254                           05           08/01/03          0
    035005517476                         O            07/01/33
    0
1




    8420574          K15/G01             F           82,300.00         ZZ
                                         360         82,209.76          1
                                       9.000            662.20        103
                                       8.750            662.20
    WEEDSPORT        NY   13166          5            06/16/03         23
    0436070023                           05           08/01/03          0
    027205515140                         O            07/01/33
    0


    8420650          H76/G01             F          118,800.00         ZZ
                                         360        118,609.43          1
                                       7.125            800.38        103
                                       6.875            800.38
    CLEVELAND        TN   37312          5            06/25/03         23
    0436162283                           05           08/01/03          0
    2003496207                           O            07/01/33
    0


    8420658          N46/G01             F          129,350.00         ZZ
                                         360        129,132.04          1
                                       6.875            849.74         95
                                       6.625            849.74
    WILMINGTON       NC   28409          1            06/26/03         23
    0436070395                           05           08/01/03          0
    111824101                            N            07/01/33
    0


    8420662          H76/G01             F           60,770.00         ZZ
                                         360         60,692.22          1
                                       8.250            456.55        103
                                       8.000            456.55
    WESTERNPORT      MD   21562          5            06/27/03         23
    0436110217                           05           08/01/03          0
    2003487250                           O            07/01/33
    0


    8420666          X21/G01             F          252,000.00         ZZ
                                         360        251,575.35          1
                                       6.875          1,655.47        100
                                       6.625          1,655.47
    LANHAM           MD   20770          1            06/25/03         23
    0436079891                           05           08/01/03          0
    708495                               O            07/01/33
    0
1




    8420690          R56/G01             F          126,000.00         ZZ
                                         360        125,801.83          1
                                       7.250            859.54        101
                                       7.000            859.54
    TULARE           CA   93274          5            06/18/03         23
    0436092514                           05           08/01/03          0
    03157521CA                           O            07/01/33
    0


    8420708          L20/G01             F          158,517.00         ZZ
                                         360        158,156.07          1
                                       7.000          1,054.62        103
                                       6.750          1,054.62
    SPARKS           NV   89431          1            06/18/03         23
    0436093751                           05           08/01/03          0
    1141080091                           O            07/01/33
    0


    8420812          X78/G01             F          235,400.00         ZZ
                                         360        235,003.34          1
                                       6.875          1,546.41        107
                                       6.625          1,546.41
    FAYETTEVILLE     GA   30215          2            06/25/03         23
    0436103402                           05           08/01/03          0
    990461                               O            07/01/33
    0


    8420854          N74/G01             F          219,992.00         ZZ
                                         360        219,476.08          1
                                       7.270          1,503.72        107
                                       7.020          1,503.72
    LYNDHURST        VA   22952          2            06/23/03         23
    0436085062                           05           07/27/03          0
    0032653010                           O            06/27/33
    0


    8420860          U42/G01             F           63,286.00         ZZ
                                         360         63,144.23          1
                                       7.500            442.50        103
                                       7.250            442.50
    DE QUEEN         AR   71832          2            05/23/03         12
    0436165393                           05           07/01/03         35
    35300103                             O            06/01/33
    0
1




    8420900          G75/G01             F           70,725.00         ZZ
                                         360         70,031.76          1
                                       7.500            494.52         95
                                       7.250            494.52
    NORTH CHARLESTO  SC   29418          5            06/13/03         00
    0436473615                           05           08/01/03          0
    05130341                             O            07/01/33
    0


    8420906          685/G01             F          245,200.00         ZZ
                                         360        244,766.14          1
                                       6.625          1,570.04        102
                                       6.375          1,570.04
    CORONA           CA   92879          1            06/24/03         23
    0436118616                           05           08/01/03          0
    212493                               O            07/01/33
    0


    8420910          G52/G01             F           83,150.00         T
                                         360         83,013.28          1
                                       7.000            553.20        104
                                       6.750            553.20
    MESA             AZ   85202          1            06/13/03         23
    0436120257                           01           08/01/03          0
    260000783                            O            07/01/33
    0


    8420912          G34/G01             F          124,500.00         ZZ
                                         360        124,268.76          1
                                       6.375            776.72         98
                                       6.125            776.72
    HENDERSON        NV   89052          5            06/25/03         23
    0436077705                           01           08/01/03          0
    77311001                             O            07/01/33
    0


    8420978          E57/G01             F          244,600.00         ZZ
                                         360        244,167.20          1
                                       6.625          1,566.20        103
                                       6.375          1,566.20
    MADERA           CA   93638          1            06/19/03         23
    0436108559                           05           08/01/03          0
    13005268                             O            07/01/33
    0
1




    8420980          X83/G01             F           98,335.00         ZZ
                                         360         98,079.06          1
                                       6.740            637.15        100
                                       6.490            637.15
    TIPTON           IN   46072          1            06/27/03         23
    0436109599                           05           07/27/03          0
    8206140                              O            06/27/33
    0


    8421226          W39/G01             F          104,000.00         ZZ
                                         360        103,841.25          1
                                       7.375            718.30        103
                                       7.125            718.30
    BATON ROUGE      LA   70810          5            06/20/03         23
    0436091938                           05           08/01/03          0
    LA032944                             O            07/01/33
    0


    8421384          U35/G01             F           63,000.00         ZZ
                                         360         62,903.79          1
                                       7.375            435.13        100
                                       7.125            435.13
    ORIENT           IA   50858          1            06/24/03         23
    0436255087                           05           08/01/03          0
    12280935                             O            07/01/33
    0


    8421392          U45/G01             F          260,000.00         ZZ
                                         360        259,517.10          1
                                       6.375          1,622.06        100
                                       6.125          1,622.06
    MERCED           CA   95340          1            06/27/03         23
    0436072250                           05           08/01/03          0
    00203955                             O            07/01/33
    0


    8421576          U35/G01             F           72,500.00         ZZ
                                         360         72,368.56          1
                                       6.500            458.25        100
                                       6.250            458.25
    DAVENPORT        IA   52803          1            06/26/03         23
    0436190698                           05           08/01/03          0
    12301437                             O            07/01/33
    0
1




    8421618          758/G01             F          133,850.00         ZZ
                                         360        133,695.42          1
                                       8.750          1,053.00         97
                                       8.500          1,053.00
    NEEDVILLE        TX   77461          1            06/24/03         23
    0436179766                           05           08/01/03          0
    361642                               O            07/01/33
    0


    8421620          N74/G01             F           37,450.00         ZZ
                                         360         37,368.16          1
                                       7.625            265.07        107
                                       7.375            265.07
    RICHMOND         VA   23224          1            06/26/03         23
    0436084743                           05           07/26/03          0
    0032717010                           O            06/26/33
    0


    8421928          X31/G01             F          158,650.00         ZZ
                                         360        158,348.14          1
                                       6.250            976.84         95
                                       6.000            976.84
    GLENDALE         AZ   85310          1            06/17/03         23
    0436117535                           03           08/01/03          0
    70000895                             N            07/01/33
    0


    8421934          S53/G01             F           43,000.00         ZZ
                                         360         42,947.72          1
                                       8.500            330.63        100
                                       8.250            330.63
    HOFFMAN          MN   56339          1            06/17/03         23
    0436107619                           05           08/01/03          0
    9847082000                           O            07/01/33
    0


    8422084          U35/G01             F          119,000.00         ZZ
                                         360        118,799.47          2
                                       6.875            781.75        100
                                       6.625            781.75
    MENASHA          WI   54952          1            06/27/03         23
    0436234280                           05           08/01/03          0
    12319336                             O            07/01/33
    0
1




    8422274          U87/G01             F          192,600.00         ZZ
                                         360        190,191.14          1
                                       6.500          1,217.36        107
                                       6.250          1,217.36
    MORENO VALLEY    CA   92553          5            06/21/03         23
    0436110720                           05           08/01/03          0
    0171                                 O            07/01/33
    0


    8422328          642/G01             F          144,200.00         ZZ
                                         360        144,000.87          1
                                       7.875          1,045.55        103
                                       7.625          1,045.55
    COLORADO SPRING  CO   80916          5            06/20/03         23
    0436074801                           03           08/01/03          0
    04229803                             O            07/01/33
    0


    8422400          M45/G01             F           90,640.00         ZZ
                                         360         90,501.63          1
                                       7.375            626.03        103
                                       7.125            626.03
    LAKELAND         FL   33813          1            06/16/03         23
    0436104699                           05           08/01/03          0
    A0462016                             O            07/01/33
    0


    8422430          M45/G01             F          192,867.50         ZZ
                                         360        192,514.47          1
                                       8.500          1,482.99        103
                                       8.250          1,482.99
    CRYSTAL LAKE     IL   60014          1            05/30/03         23
    0436104079                           03           07/01/03          0
    A0393920                             O            06/01/33
    0


    8422442          A06/G01             F          144,200.00         ZZ
                                         360        143,884.67          1
                                       7.500          1,008.27        103
                                       7.250          1,008.27
    OAK PARK         MI   48237          1            06/24/03         23
    0436076632                           05           08/01/03          0
    1                                    O            07/01/33
    0
1




    8422494          A06/G01             F          136,500.00         ZZ
                                         360        136,291.62          1
                                       7.375            942.78        100
                                       7.125            942.78
    GARDEN CITY      MI   48135          1            06/27/03         23
    0436071336                           05           08/01/03          0
    025000020317398                      O            07/01/33
    0


    8423058          E22/G01             F          307,970.00         ZZ
                                         360        307,321.18          1
                                       7.375          2,127.07        103
                                       7.125          2,127.07
    DIAMOND BAR      CA   91765          1            06/25/03         23
    0417504818                           01           08/01/03          0
    0417504818                           O            07/01/33
    0


    8423072          E22/G01             F          326,350.00         ZZ
                                         360        325,800.07          1
                                       6.875          2,143.89        107
                                       6.625          2,143.89
    OAKLEY           CA   94561          5            06/24/03         23
    0417521218                           05           08/01/03          0
    0417521218                           O            07/01/33
    0


    8423082          E22/G01             F          167,050.00         ZZ
                                         360        166,747.15          1
                                       6.500          1,055.87        100
                                       6.250          1,055.87
    SEATTLE          WA   98103          1            06/25/03         23
    0417534500                           01           08/01/03          0
    0417534500                           O            07/01/33
    0


    8423110          E22/G01             F          257,500.00         ZZ
                                         360        257,021.75          1
                                       6.375          1,606.46        100
                                       6.125          1,606.46
    CAMANO ISLAND    WA   98282          1            06/24/03         23
    0417573755                           03           08/01/03          0
    0417573755                           O            07/01/33
    0
1




    8423116          E22/G01             F           50,350.00         ZZ
                                         360         50,271.20          1
                                       7.250            343.48         95
                                       7.000            343.48
    LAWTON           OK   73505          1            07/01/03         23
    0417579836                           05           08/01/03          0
    0417579836                           N            07/01/33
    0


    8423124          E22/G01             F          158,620.00         ZZ
                                         360        158,371.77          1
                                       7.250          1,082.07        103
                                       7.000          1,082.07
    SPRING HILL      KS   66083          1            06/27/03         23
    0417588571                           03           08/01/03          0
    0417588571                           O            07/01/33
    0


    8423176          E22/G01             F          100,940.00         ZZ
                                         360        100,789.71          1
                                       7.500            705.79        103
                                       7.250            705.79
    FRESNO           CA   93722          1            06/26/03         23
    0417384765                           05           08/01/03          0
    0417384765                           O            07/01/33
    0


    8423196          E22/G01             F          153,000.00         ZZ
                                         360        152,735.79          1
                                       6.750            992.36        103
                                       6.500            992.36
    YPSILANTI        MI   48198          1            07/01/03         23
    0417426996                           05           08/01/03          0
    0417426996                           O            07/01/33
    0


    8423232          E22/G01             F           85,500.00         ZZ
                                         360         85,369.48          1
                                       7.375            590.53        107
                                       7.125            590.53
    NAMPA            ID   83651          5            06/20/03         23
    0417627684                           05           08/01/03          0
    0417627684                           O            07/01/33
    0
1




    8423248          E22/G01             F          211,500.00         ZZ
                                         360        211,094.39          1
                                       6.250          1,302.24        103
                                       6.000          1,302.24
    GRAIN VALLEY     MO   64029          1            07/01/03         23
    0417653268                           05           08/01/03          0
    0417653268                           O            07/01/33
    0


    8423272          E22/G01             F          151,410.00         ZZ
                                         360        151,121.92          1
                                       6.250            932.26        103
                                       6.000            932.26
    BAKERSFIELD      CA   93306          1            06/25/03         23
    0417738408                           05           08/01/03          0
    0417738408                           O            07/01/33
    0


    8423292          E22/G01             F          125,660.00         ZZ
                                         360        125,482.05          1
                                       7.750            900.24        103
                                       7.500            900.24
    COLORADO SPRING  CO   80917          1            07/01/03         23
    0417448883                           09           08/01/03          0
    0417448883                           O            07/01/33
    0


    8423338          E22/G01             F          130,000.00         ZZ
                                         360        129,758.56          1
                                       6.375            811.03         99
                                       6.125            811.03
    BELLINGHAM       WA   98229          1            06/25/03         23
    0417477767                           05           08/01/03          0
    0417477767                           O            07/01/33
    0


    8423346          E22/G01             F          230,000.00         ZZ
                                         360        229,592.67          1
                                       7.000          1,530.20        100
                                       6.750          1,530.20
    SACRAMENTO       CA   95825          1            06/23/03         23
    0417481074                           09           08/01/03          0
    0417481074                           O            07/01/33
    0
1




    8423350          E22/G01             F           87,488.00         ZZ
                                         360         87,329.39          1
                                       6.500            552.98        107
                                       6.250            552.98
    SPRING           TX   77373          1            06/30/03         23
    0417483914                           03           08/01/03          0
    0417483914                           O            07/01/33
    0


    8423412          E22/G01             F          385,200.00         ZZ
                                         360        384,611.99          1
                                       7.375          2,660.48        106
                                       7.125          2,660.48
    CARMICHAEL       CA   95608          5            06/17/03         23
    0417330644                           05           08/01/03          0
    0417330644                           O            07/01/33
    0


    8423416          E22/G01             F          114,800.00         ZZ
                                         360        114,633.29          1
                                       7.625            812.55        103
                                       7.375            812.55
    RUSSELLVILLE     AL   35653          5            06/26/03         23
    0417334281                           05           08/01/03          0
    0417334281                           O            07/01/33
    0


    8423556          E22/G01             F           38,000.00         ZZ
                                         360         37,948.83          1
                                       8.000            278.83         95
                                       7.750            278.83
    MEMPHIS          TN   38127          1            07/01/03         23
    0416970515                           05           08/01/03          0
    0416970515                           N            07/01/33
    0


    8423562          E22/G01             F          155,000.00         ZZ
                                         360        154,738.81          1
                                       6.875          1,018.24        107
                                       6.625          1,018.24
    GALLOWAY         OH   43119          5            06/26/03         23
    0417012838                           05           08/01/03          0
    0417012838                           O            07/01/33
    0
1




    8423612          E47/G01             F          136,790.00         ZZ
                                         360        136,504.41          1
                                       6.500            864.61        104
                                       6.250            864.61
    MURFREESBORO     TN   37128          1            06/19/03         23
    0436086409                           05           08/01/03          0
    7351510005                           O            07/01/33
    0


    8423614          E22/G01             F          353,100.00         ZZ
                                         360        352,519.45          1
                                       7.000          2,349.18        107
                                       6.750          2,349.18
    MARTINEZ         CA   94553          1            06/11/03         23
    0417116365                           05           08/01/03          0
    0417116365                           O            07/01/33
    0


    8423662          E22/G01             F          180,404.00         ZZ
                                         360        180,100.00          1
                                       6.875          1,185.13        103
                                       6.625          1,185.13
    HARVEST          AL   35749          1            07/01/03         23
    0417221165                           05           08/01/03          0
    0417221165                           O            07/01/33
    0


    8423688          U35/G01             F          132,600.00         ZZ
                                         360        132,434.58          1
                                       8.375          1,007.86        103
                                       8.125          1,007.86
    SHEBOYGAN FALLS  WI   53085          1            06/19/03         23
    0436234314                           01           08/01/03          0
    12229868                             O            07/01/33
    0


    8423766          S53/G01             F           91,500.00         ZZ
                                         360         91,356.81          1
                                       7.250            624.19        100
                                       7.000            624.19
    MINNEAPOLIS      MN   55441          1            06/20/03         23
    0436108286                           01           08/01/03          0
    9935070000                           O            07/01/33
    0
1




    8423866          U45/G01             F          252,350.00         ZZ
                                         360        252,001.54          1
                                       7.875          1,829.71        103
                                       7.625          1,829.71
    MERIDIAN         ID   83642          5            06/20/03         23
    0436073860                           05           08/01/03          0
    00203888                             O            07/01/33
    0


    8424054          X81/G01             F          204,930.00         ZZ
                                         360        204,584.69          1
                                       6.875          1,346.24         99
                                       6.625          1,346.24
    BLAINE           MN   55434          5            06/13/03         23
    0436185409                           05           08/01/03          0
    953362                               O            07/01/33
    0


    8424090          W34/G01             F          181,280.00         ZZ
                                         360        181,023.29          1
                                       7.750          1,298.71        103
                                       7.500          1,298.71
    VANCOUVER        WA   98682          5            06/25/03         23
    0436110415                           05           08/01/03          0
    12286055                             O            07/01/33
    0


    8424100          X47/G01             F           70,750.00         T
                                         180         70,627.84          1
                                       6.750            458.88         99
                                       6.500            458.88
    LONGS            SC   29568          1            06/26/03         23
    0436068431                           01           08/01/03          0
    11967                                O            07/01/18
    0


    8424104          253/G01             F          221,300.00         ZZ
                                         360        220,962.17          1
                                       7.375          1,528.47         95
                                       7.125          1,528.47
    LAKEVILLE        MN   55044          1            06/12/03         23
    0436069652                           05           08/01/03          0
    479865                               N            07/01/33
    0
1




    8424110          W94/G01             F          474,000.00         ZZ
                                         360        473,140.68          1
                                       6.500          2,996.00        100
                                       6.250          2,996.00
    SAN JOSE         CA   95112          1            06/20/03         23
    0436114524                           05           08/01/03          0
    113378201                            O            07/01/33
    0


    8424138          588/G01             F          173,000.00         ZZ
                                         360        172,307.34          1
                                       6.875          1,136.49        105
                                       6.625          1,136.49
    LONG BRANCH      NJ   07740          1            06/25/03         23
    0436092670                           05           08/01/03          0
    1093648                              O            07/01/33
    0


    8424276          588/G01             F           74,790.00         ZZ
                                         360         74,651.59          1
                                       6.625            478.89        107
                                       6.375            478.89
    KINGSTON         NY   12401          1            06/27/03         23
    0436085310                           05           08/01/03          0
    1092578                              O            07/01/33
    0


    8424792          R17/G01             F          150,000.00         ZZ
                                         360        149,740.97          1
                                       6.750            972.90        103
                                       6.500            972.90
    PERRIS           CA   92571          1            06/03/03         23
    0436093462                           05           08/01/03          0
    1000271348                           O            07/01/33
    0


    8425152          W40/G01             F          118,200.00         ZZ
                                         360        118,044.84          1
                                       8.125            877.63         99
                                       7.875            877.63
    MESA             AZ   85203          5            06/23/03         23
    0436083380                           29           08/01/03          0
    100023227                            O            07/01/33
    0
1




    8425170          K15/G01             F          238,500.00         ZZ
                                         360        238,194.79          1
                                       8.250          1,791.77         98
                                       8.000          1,791.77
    SACRAMENTO       CA   95827          5            06/19/03         23
    0436086417                           05           08/01/03          0
    039005510380                         O            07/01/33
    0


    8425332          W39/G01             F          203,000.00         ZZ
                                         360        202,649.47          1
                                       6.750          1,316.65        104
                                       6.500          1,316.65
    YOUNGSVILLE      LA   70592          1            06/27/03         23
    0436106629                           05           08/01/03          0
    LA032616                             O            07/01/33
    0


    8425462          W39/G01             F           74,500.00         ZZ
                                         360         74,380.49          1
                                       7.125            501.92        100
                                       6.875            501.92
    JACKSONVILLE     FL   32210          1            06/30/03         23
    0436110456                           05           08/01/03          0
    LA033334                             O            07/01/33
    0


    8425494          E84/G01             F          276,500.00         ZZ
                                         360        275,880.53          1
                                       7.500          1,933.33        100
                                       7.250          1,933.33
    NAMPA            ID   83686          1            05/21/03         23
    0436183164                           03           07/01/03          0
    1101044435                           O            06/01/33
    0


    8425528          F34/G01             F          112,350.00         ZZ
                                         360        112,178.48          1
                                       7.375            775.98        107
                                       7.125            775.98
    CLINTON          TN   37716          5            06/25/03         23
    0436106983                           05           08/01/03          0
    Q1KQ1A54028A                         O            07/01/33
    0
1




    8425766          U05/G01             F          133,900.00         ZZ
                                         360        133,732.96          1
                                       8.375          1,017.74        103
                                       8.125          1,017.74
    JUPITER          FL   33458          5            06/16/03         23
    0436081202                           09           08/01/03          0
    3363787                              O            07/01/33
    0


    8425900          K15/G01             F          162,800.00         ZZ
                                         360        162,557.60          1
                                       7.500          1,138.32         96
                                       7.250          1,138.32
    TACOMA           WA   98408          5            06/19/03         23
    0436084446                           05           08/01/03          0
    021105509483                         O            07/01/33
    0


    8425926          J95/G01             F          192,300.00         ZZ
                                         360        191,983.82          1
                                       7.000          1,279.38        107
                                       6.750          1,279.38
    POTTSTOWN        PA   19464          5            06/20/03         23
    0436086631                           05           08/01/03          0
    0043911692                           O            07/01/33
    0


    8425996          588/G01             F          287,350.00         ZZ
                                         360        286,921.78          1
                                       7.500          2,009.19        103
                                       7.250          2,009.19
    ROCKVILLE        MD   20853          1            06/26/03         23
    0436075980                           05           08/01/03          0
    1097907                              O            07/01/33
    0


    8426010          588/G01             F          174,000.00         ZZ
                                         360        173,727.70          1
                                       7.250          1,186.99        100
                                       7.000          1,186.99
    BEAR TOWNSHIP    DE   19701          1            06/27/03         23
    0436076285                           09           08/01/03          0
    1094176                              O            07/01/33
    0
1




    8426056          P27/G01             F          173,600.00         ZZ
                                         360        173,307.47          1
                                       6.875          1,140.43        106
                                       6.625          1,140.43
    MIAMI            FL   33177          5            06/23/03         23
    0436102800                           05           08/01/03          0
    1F71447                              O            07/01/33
    0


    8426144          F34/G01             F          127,330.00         ZZ
                                         360        127,167.05          1
                                       8.250            956.59        107
                                       8.000            956.59
    NEWTON           NC   28658          5            06/18/03         23
    0436081087                           05           08/01/03          0
    M2FQ2A1404A                          O            07/01/33
    0


    8426208          W35/G01             F          118,860.00         ZZ
                                         360        118,699.97          1
                                       8.000            872.15        103
                                       7.750            872.15
    MERRILLVILLE     IN   46410          5            06/28/03         23
    0436076558                           05           08/01/03          0
    21290                                O            07/01/33
    0


    8426258          N67/G01             F          146,900.00         ZZ
                                         360        146,379.40          1
                                       7.500          1,027.15        107
                                       7.250          1,027.15
    MYRTLE BEACH     SC   29572          2            06/20/03         23
    0436088975                           03           08/01/03          0
    3254006413                           O            07/01/33
    0


    8426318          Y10/G01             F          204,500.00         ZZ
                                         360        204,146.87          1
                                       6.750          1,326.38        105
                                       6.500          1,326.38
    FRESNO           CA   93711          1            06/19/03         23
    0436065890                           05           08/01/03          0
    0001869916                           O            07/01/33
    0
1




    8426344          950/G01             F          313,465.00         ZZ
                                         360        312,986.50          1
                                       7.375          2,165.02        100
                                       7.125          2,165.02
    VANCOUVER        WA   98686          1            06/10/03         23
    0436071492                           05           08/01/03          0
    EY35039                              O            07/01/33
    0


    8426366          L16/G01             F          183,000.00         ZZ
                                         360        182,699.13          1
                                       7.000          1,217.50        100
                                       6.750          1,217.50
    TUCSON           AZ   85710          5            06/25/03         23
    0436112122                           05           08/01/03          0
    10698                                O            07/01/33
    0


    8426368          Y10/G01             F          135,960.00         ZZ
                                         360        135,798.89          1
                                       8.625          1,057.48        103
                                       8.375          1,057.48
    COCONUT CREEK    FL   33063          1            06/27/03         23
    0436069850                           01           08/01/03          0
    0001859479                           O            07/01/33
    0


    8426376          T76/G01             F          212,000.00         ZZ
                                         360        211,615.67          1
                                       6.500          1,339.98         99
                                       6.250          1,339.98
    LEBANON          OH   45036          2            06/24/03         23
    0436113575                           05           08/01/03          0
    2003030                              O            07/01/33
    0


    8426452          K15/G01             F          296,700.00         ZZ
                                         360        296,269.16          1
                                       7.625          2,100.02         99
                                       7.375          2,100.02
    TEMECULA         CA   92592          5            05/30/03         23
    0436118582                           05           08/01/03          0
    038505509935                         O            07/01/33
    0
1




    8426462          624/G01             F          153,647.00         ZZ
                                         360        153,394.37          1
                                       7.000          1,022.22        107
                                       6.750          1,022.22
    LEMOORE          CA   93245          1            06/19/03         23
    0436069447                           05           08/01/03          0
    1000038560                           O            07/01/33
    0


    8426502          H81/G01             F           96,820.00         ZZ
                                         360         96,705.25          1
                                       8.625            753.06        103
                                       8.375            753.06
    DARIEN           WI   53114          1            06/30/03         23
    0436234934                           05           08/01/03          0
    WH19151SP                            O            07/01/33
    0


    8426526          W34/G01             F          140,500.00         ZZ
                                         360        140,157.38          1
                                       6.750            911.28        105
                                       6.500            911.28
    SAINT LOUIS      MO   63129          5            06/23/03         23
    0436110035                           05           08/01/03          0
    12253985                             O            07/01/33
    0


    8426546          Q31/G01             F          145,000.00         ZZ
                                         360        144,743.42          1
                                       6.625            928.46        100
                                       6.375            928.46
    PARKVILLE        MD   21234          1            06/30/03         23
    0436111157                           09           08/01/03          0
    MD28236                              O            07/01/33
    0


    8426576          X91/G01             F          221,500.00         ZZ
                                         360        221,098.44          1
                                       6.500          1,400.03        101
                                       6.250          1,400.03
    WAIPAHU          HI   96797          1            06/20/03         23
    0436120349                           01           08/01/03          0
    806810                               O            07/01/33
    0
1




    8426580          B76/G01             F           82,400.00         ZZ
                                         360         82,267.81          1
                                       7.125            555.15        103
                                       6.875            555.15
    HASLETT          MI   48840          1            06/24/03         23
    0436105399                           05           08/01/03          0
    0004789418                           O            07/01/33
    0


    8426596          Q64/G01             F          159,650.00         ZZ
                                         180        159,379.76          2
                                       6.875          1,048.79        103
                                       6.625          1,048.79
    WYOMING          MI   49509          5            06/13/03         23
    0436070908                           05           08/01/03          0
    0107946907                           O            07/01/18
    0


    8426602          W34/G01             F          198,500.00         ZZ
                                         360        197,730.26          1
                                       6.375          1,238.38        103
                                       6.125          1,238.38
    TACOMA           WA   98444          1            06/26/03         23
    0436114722                           05           08/01/03          0
    12318817                             O            07/01/33
    0


    8426648          W34/G01             F          171,200.00         ZZ
                                         360        170,850.06          1
                                       5.875          1,012.71        101
                                       5.625          1,012.71
    ORTING           WA   98360          2            06/20/03         23
    0436248041                           03           08/01/03          0
    0732831                              O            07/01/33
    0


    8426688          W05/G01             F          240,600.00         ZZ
                                         360        238,563.12          1
                                       7.625          1,702.95        104
                                       7.375          1,702.95
    CENTENNIAL       CO   80122          5            06/18/03         23
    0436103881                           05           08/01/03          0
    0000105834                           O            07/01/33
    0
1




    8426702          H81/G01             F          174,400.00         ZZ
                                         360        174,193.32          1
                                       8.625          1,356.47        103
                                       8.375          1,356.47
    SHOREWOOD        WI   53211          1            07/02/03         23
    0436105043                           05           08/01/03          0
    WH19709SP                            O            07/01/33
    0


    8426736          F34/G01             F          188,700.00         ZZ
                                         360        188,349.53          1
                                       6.375          1,177.24        100
                                       6.125          1,177.24
    CENTREVILLE      VA   20121          2            06/24/03         23
    0436108948                           09           08/01/03          0
    10306019                             O            07/01/33
    0


    8427460          E22/G01             F          149,800.00         ZZ
                                         360        149,565.58          1
                                       7.250          1,021.90        107
                                       7.000          1,021.90
    YORK             PA   17402          2            06/27/03         23
    0416829414                           05           08/01/03          0
    0416829414                           O            07/01/33
    0


    8427562          E22/G01             F          215,000.00         ZZ
                                         360        214,655.12          1
                                       7.125          1,448.49        100
                                       6.875          1,448.49
    ROSEVILLE        CA   95678          1            06/11/03         23
    0417233582                           05           08/01/03          0
    0417233582                           O            07/01/33
    0


    8427566          E22/G01             F          398,000.00         ZZ
                                         360        397,648.85          1
                                       6.625          2,548.44        106
                                       6.375          2,548.44
    JACKSON          NJ   08527          1            07/02/03         23
    0417240488                           05           09/01/03          0
    0417240488                           O            08/01/33
    0
1




    8427578          E22/G01             F          142,500.00         ZZ
                                         360        142,253.93          1
                                       6.750            924.25         95
                                       6.500            924.25
    TAMPA            FL   33614          1            07/02/03         23
    0417259488                           03           08/01/03          0
    0417259488                           N            07/01/33
    0


    8427584          E22/G01             F          123,600.00         ZZ
                                         360        123,396.79          1
                                       7.000            822.31        103
                                       6.750            822.31
    NOVI             MI   48377          1            07/02/03         23
    0417270790                           05           08/01/03          0
    0417270790                           O            07/01/33
    0


    8427694          E22/G01             F          454,500.00         ZZ
                                         360        453,695.80          1
                                       6.625          2,910.21        107
                                       6.375          2,910.21
    SMITHFIELD       RI   02917          1            07/02/03         23
    0417434834                           05           08/01/03          0
    0417434834                           O            07/01/33
    0


    8427728          E22/G01             F          170,000.00         T
                                         360        169,691.79          1
                                       6.500          1,074.52        100
                                       6.250          1,074.52
    VANCOUVER        WA   98665          1            06/20/03         23
    0417468477                           05           08/01/03          0
    0417468477                           O            07/01/33
    0


    8427740          E22/G01             F           82,925.00         ZZ
                                         360         82,774.67          2
                                       6.500            524.14        107
                                       6.250            524.14
    POTTSTOWN        PA   19464          1            07/02/03         23
    0417537222                           05           08/01/03          0
    0417537222                           O            07/01/33
    0
1




    8427772          E22/G01             F           36,750.00         ZZ
                                         360         36,688.08          1
                                       6.875            241.42         95
                                       6.625            241.42
    TOLEDO           OH   43605          1            07/02/03         23
    0417551728                           05           08/01/03          0
    0417551728                           N            07/01/33
    0


    8427780          E22/G01             F          110,000.00         ZZ
                                         360        109,814.65          1
                                       6.875            722.62        100
                                       6.625            722.62
    SPRINGFIELD      OR   97478          1            06/26/03         23
    0417559366                           05           08/01/03          0
    0417559366                           O            07/01/33
    0


    8427786          E22/G01             F          376,200.00         ZZ
                                         360        375,449.11          1
                                       6.000          2,255.51        104
                                       5.750          2,255.51
    ELK GROVE        CA   95758          1            06/26/03         23
    0417563327                           05           08/01/03          0
    0417563327                           O            07/01/33
    0


    8427852          E22/G01             F          582,500.00         ZZ
                                         360        581,418.12          1
                                       6.375          3,634.04        103
                                       6.125          3,634.04
    SACRAMENTO       CA   95816          1            06/25/03         23
    0417658036                           05           08/01/03          0
    0417658036                           O            07/01/33
    0


    8427866          E22/G01             F          206,000.00         ZZ
                                         360        205,708.28          1
                                       7.750          1,475.81        103
                                       7.500          1,475.81
    CYPRESS          CA   90630          1            06/20/03         23
    0417666104                           05           08/01/03          0
    0417666104                           O            07/01/33
    0
1




    8427880          E22/G01             F          367,500.00         ZZ
                                         360        367,151.30          1
                                       6.250          2,262.76         98
                                       6.000          2,262.76
    FRIENDSWOOD      TX   77546          1            07/02/03         23
    0417682887                           03           09/01/03          0
    0417682887                           O            08/01/33
    0


    8427886          E22/G01             F          190,000.00         ZZ
                                         360        189,687.61          1
                                       7.000          1,264.07        100
                                       6.750          1,264.07
    SACRAMENTO       CA   95820          1            06/25/03         23
    0417695061                           05           08/01/03          0
    0417695061                           O            07/01/33
    0


    8427898          E22/G01             F          127,500.00         ZZ
                                         360        127,279.84          1
                                       6.750            826.96        106
                                       6.500            826.96
    DALLAS           TX   75218          1            07/02/03         23
    0417709847                           05           08/01/03          0
    0417709847                           O            07/01/33
    0


    8427910          E22/G01             F          103,000.00         ZZ
                                         360        102,874.76          1
                                       8.500            791.98        103
                                       8.250            791.98
    NORMAN           OK   73071          1            07/02/03         23
    0417752813                           05           08/01/03          0
    0417752813                           O            07/01/33
    0


    8427912          E22/G01             F          132,149.00         ZZ
                                         360        132,055.73          1
                                       7.750            946.73        103
                                       7.500            946.73
    LARAMIE          WY   82070          1            07/02/03         23
    0417757333                           05           09/01/03          0
    0417757333                           O            08/01/33
    0
1




    8427960          X64/G01             F           74,200.00         ZZ
                                         360         74,092.26          1
                                       7.625            525.18        104
                                       7.375            525.18
    ROMULUS          MI   48174          1            06/13/03         23
    0436111710                           05           08/01/03          0
    0000003365                           O            07/01/33
    0


    8427968          E22/G01             F          200,850.00         ZZ
                                         360        200,605.79          1
                                       8.500          1,544.36        103
                                       8.250          1,544.36
    AUBURN HILLS     MI   48236          1            06/13/03         23
    0417505443                           05           08/01/03          0
    0417505443                           O            07/01/33
    0


    8427980          E22/G01             F          220,000.00         ZZ
                                         360        219,680.52          1
                                       7.625          1,557.15        100
                                       7.375          1,557.15
    LORAIN           OH   44053          5            06/27/03         23
    0417515012                           05           08/01/03          0
    0417515012                           O            07/01/33
    0


    8428010          E22/G01             F          133,070.00         T
                                         360        132,938.98          1
                                       6.250            819.33        107
                                       6.000            819.33
    PORT ST. LUCIE   FL   34952          1            07/02/03         23
    0417528247                           05           09/01/03          0
    0417528247                           O            08/01/33
    0


    8428134          W35/G01             F          137,500.00         ZZ
                                         360        137,159.23          1
                                       6.990            913.87        100
                                       6.740            913.87
    INDIANAPOLIS     IN   46237          1            05/12/03         23
    0436075790                           05           07/01/03          0
    19885                                O            06/01/33
    0
1




    8428142          W35/G01             F          131,200.00         ZZ
                                         360        131,021.55          1
                                       7.950            958.13        101
                                       7.700            958.13
    RENSSELAER       IN   47978          5            06/26/03         23
    0436075576                           05           08/01/03          0
    21469                                O            07/01/33
    0


    8428180          N67/G01             F          143,500.00         ZZ
                                         360        143,275.44          1
                                       7.250            978.92        103
                                       7.000            978.92
    PEORIA           AZ   85381          1            06/24/03         23
    0436112395                           03           08/01/03          0
    1781006396                           O            07/01/33
    0


    8428192          R17/G01             F          119,950.00         ZZ
                                         360        119,642.86          1
                                       6.750            778.00        103
                                       6.500            778.00
    CLARKS SUMMIT    PA   18411          1            06/23/03         23
    0436136899                           05           08/01/03          0
    1000329958                           O            07/01/33
    0


    8428220          R17/G01             F          298,900.00         ZZ
                                         360        298,142.31          1
                                       6.875          1,963.57        103
                                       6.625          1,963.57
    TRACY            CA   95376          1            05/18/03         23
    0436138465                           05           07/01/03          0
    1000271891                           O            06/01/33
    0


    8428348          808/G01             F          221,000.00         ZZ
                                         360        220,608.95          1
                                       6.625          1,415.09        103
                                       6.375          1,415.09
    BAKERSFIELD      CA   93312          5            06/13/03         23
    0436234090                           05           08/01/03          0
    9431229                              O            07/01/33
    0
1




    8428834          N46/G01             F          111,390.00         ZZ
                                         360        111,232.26          1
                                       7.750            798.01        103
                                       7.500            798.01
    GREENSBORO       NC   27401          1            07/01/03         23
    0436124952                           05           08/01/03          0
    114860701                            O            07/01/33
    0


    8429208          964/G01             F          210,500.00         ZZ
                                         360        210,127.53          1
                                       6.625          1,347.86        100
                                       6.375          1,347.86
    DENAIR           CA   95316          1            06/27/03         23
    0436097299                           05           08/01/03          0
    432692                               O            07/01/33
    0


    8429218          B43/G01             F          145,000.00         ZZ
                                         360        144,826.71          1
                                       8.625          1,127.80        100
                                       8.375          1,127.80
    BAYTOWN          TX   77520          1            06/24/03         23
    0436098263                           05           08/01/03          0
    34271                                O            07/01/33
    0


    8429224          964/G01             F          255,000.00         T
                                         360        254,537.71          1
                                       6.500          1,611.77        100
                                       6.250          1,611.77
    LAS VEGAS        NV   89138          1            06/17/03         23
    0436090500                           03           08/01/03          0
    455782                               O            07/01/33
    0


    8429248          G52/G01             F          193,600.00         ZZ
                                         360        193,257.44          1
                                       6.625          1,239.64        103
                                       6.375          1,239.64
    LAS VEGAS        NV   89148          1            06/19/03         23
    0436154546                           09           08/01/03          0
    7680000221                           O            07/01/33
    0
1




    8429252          G75/G01             F          190,000.00         ZZ
                                         360        189,695.21          1
                                       7.125          1,280.07        104
                                       6.875          1,280.07
    BELLEVILLE       IL   62223          1            06/19/03         23
    0436138655                           05           08/01/03          0
    05116947                             O            07/01/33
    0


    8429298          E30/G01             F          395,000.00         ZZ
                                         360        394,301.08          1
                                       6.625          2,529.23         99
                                       6.375          2,529.23
    LANCASTER        CA   93536          5            06/24/03         23
    0436129670                           05           08/01/03          0
    1032261WH                            O            07/01/33
    0


    8429326          808/G01             F          109,250.00         ZZ
                                         360        109,056.69          1
                                       6.625            699.54         95
                                       6.375            699.54
    HANFORD          CA   93230          1            06/17/03         23
    0436111942                           05           08/01/03          0
    9432608                              N            07/01/33
    0


    8429340          X67/G01             F          252,000.00         ZZ
                                         360        251,575.37          1
                                       6.875          1,655.46         97
                                       6.625          1,655.46
    PICO RIVERA      CA   90660          2            06/05/03         23
    0436130116                           05           08/01/03          0
    00286181                             O            07/01/33
    0


    8429348          Q64/G01             F          107,500.00         ZZ
                                         180        107,318.86          1
                                       6.875            706.20        104
                                       6.625            706.20
    CHARLOTTE        NC   28227          2            06/17/03         23
    0436109391                           05           08/01/03          0
    0107316705                           O            07/01/18
    0
1




    8429374          E30/G01             F           57,000.00         ZZ
                                         360         56,910.81          1
                                       7.250            388.84         95
                                       7.000            388.84
    VIRGINA BEACH    VA   23462          1            06/27/03         23
    0436223085                           07           08/01/03          0
    1031920WH                            N            07/01/33
    0


    8429412          T23/G01             F          150,800.00         ZZ
                                         360        150,250.53          1
                                       6.250            928.50        107
                                       6.000            928.50
    NEWARK           OH   43055          2            06/23/03         23
    0436088371                           05           07/27/03          0
    6541                                 O            06/27/33
    0


    8429418          T23/G01             F           91,500.00         ZZ
                                         360         91,345.82          1
                                       6.875            601.09         99
                                       6.625            601.09
    HAMILTON         OH   45015          5            06/25/03         23
    0436129464                           05           08/01/03          0
    6557                                 O            07/01/33
    0


    8429446          W98/G01             F          227,500.00         ZZ
                                         360        227,201.36          1
                                       8.125          1,689.18         99
                                       7.875          1,689.18
    STERLING         VA   20165          1            06/20/03         23
    0436130322                           09           08/01/03          0
    WB030629                             O            07/01/33
    0


    8429464          W84/G01             F          290,975.00         ZZ
                                         360        290,541.75          1
                                       7.500          2,034.54        103
                                       7.250          2,034.54
    ALPINE           UT   84004          1            06/11/03         23
    0436129308                           05           08/01/03          0
    40006639                             O            07/01/33
    0
1




    8429530          W39/G01             F          136,501.00         ZZ
                                         360        136,271.00          1
                                       6.875            896.71        100
                                       6.625            896.71
    PELL CITY        AL   35128          1            06/30/03         23
    0436131593                           05           08/01/03          0
    LA033800                             O            07/01/33
    0


    8429532          X81/G01             F          131,179.00         ZZ
                                         360        131,015.35          1
                                       8.375            997.06        100
                                       8.125            997.06
    FARGO            ND   58103          1            06/19/03         23
    0436185698                           05           08/01/03          0
    953272                               O            07/01/33
    0


    8429548          U09/G01             F          218,700.00         ZZ
                                         360        218,405.54          1
                                       8.000          1,604.74         99
                                       7.750          1,604.74
    INVER GROVE HEI  MN   55077          5            06/16/03         23
    0436088520                           05           08/01/03          0
    2301005                              O            07/01/33
    0


    8429606          685/G01             F          214,000.00         ZZ
                                         360        213,696.95          1
                                       7.750          1,533.12        103
                                       7.500          1,533.12
    RIVERSIDE        CA   92503          5            06/23/03         23
    0436133136                           05           08/01/03          0
    135100                               O            07/01/33
    0


    8429686          W30/G01             F          237,500.00         ZZ
                                         360        237,109.52          2
                                       7.000          1,580.09         95
                                       6.750          1,580.09
    LAWRENCE         MA   01843          1            06/30/03         23
    0436190722                           05           08/01/03          0
    0730294                              N            07/01/33
    0
1




    8429698          T23/G01             F          123,600.00         ZZ
                                         360        123,316.13          1
                                       7.375            853.67        103
                                       7.125            853.67
    ROSSBURG         OH   45362          1            06/27/03         23
    0436116180                           05           07/27/03          0
    6563                                 O            06/27/33
    0


    8429734          J95/G01             F           66,874.00         ZZ
                                         360         66,336.83          1
                                       7.375            461.89        103
                                       7.125            461.89
    BELLEVILLE       IL   62226          1            06/13/03         23
    0436098396                           05           08/01/03          0
    0043825702                           O            07/01/33
    0


    8429736          R17/G01             F          360,000.00         ZZ
                                         360        359,436.62          1
                                       7.250          2,455.84        103
                                       7.000          2,455.84
    MORGAN HILL      CA   95037          1            06/03/03         23
    0436138614                           05           08/01/03          0
    1000324587                           O            07/01/33
    0


    8430370          W17/G01             F          151,470.00         ZZ
                                         360        151,360.37          1
                                       7.625          1,072.10         99
                                       7.375          1,072.10
    POMPANO BEACH    FL   33064          1            07/01/03         23
    0436161657                           05           09/01/03          0
    030705                               O            08/01/33
    0


    8430380          E22/G01             F          140,000.00         ZZ
                                         360        139,873.43          2
                                       6.500            884.90        100
                                       6.250            884.90
    GRANTS PASS      OR   97526          1            06/30/03         23
    0417289717                           05           09/01/03          0
    0417289717                           O            08/01/33
    0
1




    8430410          E22/G01             F          178,636.00         ZZ
                                         360        178,304.20          1
                                       6.375          1,114.46        107
                                       6.125          1,114.46
    SPANAWAY         WA   98387          1            06/27/03         23
    0417115045                           03           08/01/03          0
    0417115045                           O            07/01/33
    0


    8430422          E22/G01             F          295,020.00         T
                                         360        294,510.57          1
                                       6.750          1,913.49         99
                                       6.500          1,913.49
    TEMECULA         CA   92592          1            06/17/03         23
    0417161411                           03           08/01/03          0
    0417161411                           O            07/01/33
    0


    8430436          E22/G01             F          187,250.00         ZZ
                                         360        186,881.62          1
                                       7.250          1,277.38        107
                                       7.000          1,277.38
    WYANDOTTE        MI   48192          5            06/30/03         23
    0417200813                           05           08/01/03          0
    0417200813                           O            07/01/33
    0


    8430476          E22/G01             F          185,297.00         ZZ
                                         360        185,027.93          1
                                       7.625          1,311.52        103
                                       7.375          1,311.52
    FAIRBANKS        AK   99701          1            06/25/03         23
    0417370541                           05           08/01/03          0
    0417370541                           O            07/01/33
    0


    8430486          E22/G01             F          218,280.00         ZZ
                                         360        218,082.67          2
                                       6.500          1,379.68        107
                                       6.250          1,379.68
    FAIRBANKS        AK   99709          1            06/26/03         23
    0417392347                           05           09/01/03          0
    0417392347                           O            08/01/33
    0
1




    8430490          E22/G01             F          226,600.00         ZZ
                                         360        226,270.94          1
                                       7.625          1,603.86        103
                                       7.375          1,603.86
    SEATTLE          WA   98126          1            06/30/03         23
    0417397585                           05           08/01/03          0
    0417397585                           O            07/01/33
    0


    8430500          E22/G01             F           96,800.00         ZZ
                                         360         96,669.67          1
                                       8.000            710.28        103
                                       7.750            710.28
    HUBER HEIGHTS    OH   45424          5            06/30/03         23
    0417422359                           05           08/01/03          0
    0417422359                           O            07/01/33
    0


    8430530          J95/G01             F          204,200.00         ZZ
                                         360        203,872.45          1
                                       7.125          1,375.73        107
                                       6.875          1,375.73
    WEST BLOOMFIELD  MI   48322          5            06/19/03         23
    0436137962                           01           08/01/03          0
    0042435669                           O            07/01/33
    0


    8430536          E22/G01             F          149,350.00         ZZ
                                         360        149,143.76          1
                                       7.875          1,082.89        103
                                       7.625          1,082.89
    BEAVERTON        OR   97006          1            06/26/03         23
    0417432101                           05           08/01/03          0
    0417432101                           O            07/01/33
    0


    8430544          E22/G01             F          124,630.00         ZZ
                                         360        124,444.44          1
                                       7.500            871.43        103
                                       7.250            871.43
    SALEM            OR   97303          5            06/25/03         23
    0417443272                           05           08/01/03          0
    0417443272                           O            07/01/33
    0
1




    8430582          E22/G01             F          329,972.00         ZZ
                                         360        329,687.90          1
                                       6.750          2,140.19        103
                                       6.500          2,140.19
    SANTA ROSA       CA   95407          1            07/01/03         23
    0417642428                           05           09/01/03          0
    0417642428                           O            08/01/33
    0


    8430600          E22/G01             F           64,375.00         ZZ
                                         360         64,174.26          1
                                       7.250            439.15        100
                                       7.000            439.15
    BEMIDJI          MN   56601          1            07/03/03         23
    0417482353                           05           08/01/03          0
    0417482353                           O            07/01/33
    0


    8430626          H76/G01             F          132,165.00         ZZ
                                         360        131,982.49          1
                                       7.875            958.29         99
                                       7.625            958.29
    WARREN           MI   48088          5            07/01/03         23
    0436098867                           01           08/01/03          0
    2003494879                           O            07/01/33
    0


    8430642          E22/G01             F          309,500.00         ZZ
                                         360        308,896.84          1
                                       6.125          1,880.55        105
                                       5.875          1,880.55
    ELK GROVE        CA   95758          1            06/25/03         23
    0417563095                           05           08/01/03          0
    0417563095                           O            07/01/33
    0


    8430664          E22/G01             F           88,500.00         ZZ
                                         360         88,335.64          1
                                       6.375            552.12        100
                                       6.125            552.12
    NORWALK          OH   44857          1            07/03/03         23
    0417674215                           05           08/01/03          0
    0417674215                           O            07/01/33
    0
1




    8430730          E22/G01             F          142,500.00         ZZ
                                         360        142,253.93          1
                                       6.750            924.25        100
                                       6.500            924.25
    FREELAND         MI   48623          1            07/03/03         23
    0417744133                           05           08/01/03          0
    0417744133                           O            07/01/33
    0


    8430886          L99/G01             F          144,200.00         ZZ
                                         360        143,876.93          2
                                       7.500          1,008.27        103
                                       7.250          1,008.27
    HOUSTON          TX   77004          1            06/02/03         23
    0436341358                           05           07/01/03          0
    235416                               O            06/01/33
    0


    8430900          808/G01             F          248,000.00         ZZ
                                         360        247,592.23          2
                                       7.000          1,649.96        100
                                       6.750          1,649.96
    POMONA           CA   91767          1            06/20/03         23
    0436106371                           05           08/01/03          0
    9330951                              O            07/01/33
    0


    8430936          H76/G01             F          119,900.00         ZZ
                                         360        119,707.67          1
                                       7.125            807.79         96
                                       6.875            807.79
    NORFOLK          VA   23518          5            06/30/03         23
    0436092639                           05           08/01/03          0
    2003489905                           O            07/01/33
    0


    8430944          808/G01             F          228,660.00         ZZ
                                         360        228,235.29          1
                                       6.375          1,426.55        103
                                       6.125          1,426.55
    TURLOCK          CA   95382          1            06/19/03         23
    0436105837                           05           08/01/03          0
    9432498                              O            07/01/33
    0
1




    8430954          H76/G01             F           82,400.00         ZZ
                                         360         82,252.13          1
                                       7.375            569.12        102
                                       7.125            569.12
    SPRINGFIELD      IL   62703          5            06/30/03         23
    0436093082                           05           08/01/03          0
    2003495951                           O            07/01/33
    0


    8430978          808/G01             F          134,930.00         ZZ
                                         360        134,691.24          1
                                       6.625            863.98        103
                                       6.375            863.98
    FONTANA          CA   92335          1            06/14/03         23
    0436087001                           05           08/01/03          0
    9331196                              O            07/01/33
    0


    8430984          T23/G01             F           62,000.00         ZZ
                                         360         61,870.52          1
                                       6.875            407.30        107
                                       6.625            407.30
    SOUTH STRABANE   PA   15301          1            07/02/03         23
    0436131502                           05           08/02/03          0
    6556                                 O            07/02/33
    0


    8430986          313/G01             F          152,300.00         ZZ
                                         360        152,070.76          1
                                       7.625          1,077.97        103
                                       7.375          1,077.97
    VANCOUVER        WA   98663          1            06/10/03         23
    0436119887                           05           08/01/03          0
    0009584582                           O            07/01/33
    0


    8430990          H76/G01             F          153,450.00         ZZ
                                         360        153,333.23          1
                                       7.375          1,059.85         99
                                       7.125          1,059.85
    MOOSUP           CT   06354          5            06/30/03         23
    0436093124                           05           09/01/03          0
    2003488529                           O            08/01/33
    0
1




    8431012          H76/G01             F          208,600.00         ZZ
                                         360        208,281.54          1
                                       7.375          1,440.75        107
                                       7.125          1,440.75
    MIDDLE RIVER     MD   21220          5            06/30/03         23
    0436099949                           05           08/01/03          0
    2003495593                           O            07/01/33
    0


    8431014          H76/G01             F          147,660.00         ZZ
                                         360        147,428.91          1
                                       7.250          1,007.31        107
                                       7.000          1,007.31
    NORTH HUNTINGDO  PA   15642          5            07/02/03         23
    0436093108                           05           08/01/03          0
    2003498684                           O            07/01/33
    0


    8431018          A06/G01             F          179,000.00         ZZ
                                         360        178,698.36          1
                                       6.875          1,175.91        103
                                       6.625          1,175.91
    MACOMB           MI   48191          1            06/30/03         23
    0436119606                           05           08/01/03          0
    1                                    O            07/01/33
    0


    8431204          642/G01             F          105,900.00         ZZ
                                         360        105,721.55          1
                                       6.875            695.69        107
                                       6.625            695.69
    HARTSELLE        AL   35640          2            06/30/03         23
    0436104863                           05           08/01/03          0
    04-2061-03                           O            07/01/33
    0


    8431210          N46/G01             F          139,050.00         ZZ
                                         360        138,837.75          1
                                       7.375            960.38        103
                                       7.125            960.38
    WOODBRIDGE       VA   22191          1            06/27/03         23
    0436097588                           09           08/01/03          0
    113110801                            O            07/01/33
    0
1




    8431220          N46/G01             F          202,000.00         ZZ
                                         360        201,633.79          1
                                       6.500          1,276.78        100
                                       6.250          1,276.78
    GREENSBORO       NC   27405          1            07/01/03         23
    0436099139                           05           08/01/03          0
    115022301                            O            07/01/33
    0


    8431252          N46/G01             F          187,500.00         ZZ
                                         360        187,160.08          1
                                       6.500          1,185.13        102
                                       6.250          1,185.13
    KERNERSVILLE     NC   27284          1            07/01/03         23
    0436098305                           03           08/01/03          0
    115075801                            O            07/01/33
    0


    8431292          147/G01             F          112,350.00         ZZ
                                         360        112,186.84          1
                                       7.625            795.21        107
                                       7.375            795.21
    KNOXVILLE        TN   37922          5            06/10/03         23
    0436105712                           05           08/01/03          0
    10546568                             O            07/01/33
    0


    8431388          W95/G01             F          186,000.00         ZZ
                                         360        185,701.63          1
                                       7.125          1,253.12        100
                                       6.875          1,253.12
    MIAMI            FL   33176          1            06/27/03         23
    0436126106                           07           08/01/03          0
    247120010016512                      O            07/01/33
    0


    8431588          W95/G01             F          185,400.00         ZZ
                                         360        185,156.62          1
                                       8.125          1,376.59        103
                                       7.875          1,376.59
    FISHERS          IN   46038          2            06/25/03         23
    0436234835                           05           08/01/03          0
    202180010016456                      O            07/01/33
    0
1




    8431852          W95/G01             F          111,137.00         ZZ
                                         180        110,996.41          1
                                       8.500            854.55        103
                                       8.250            854.55
    HOLTS SUMMIT     MO   65043          1            06/20/03         23
    0436125249                           05           08/01/03          0
    218290010016028                      O            07/01/18
    0


    8432172          Q78/G01             F          105,000.00         ZZ
                                         360        104,913.76          1
                                       6.990            697.87        100
                                       6.740            697.87
    SCOTTSDALE       AZ   85251          1            07/02/03         23
    0436138259                           05           09/01/03          0
    731885                               O            08/01/33
    0


    8432238          T76/G01             F           84,460.00         ZZ
                                         360         84,293.13          1
                                       8.125            627.11        103
                                       7.875            627.11
    LANSING          MI   48910          1            06/25/03         23
    0436232953                           05           07/25/03          0
    587982                               O            06/25/33
    0


    8432450          Q46/G01             F           94,245.00         ZZ
                                         360         94,121.28          1
                                       8.125            699.77        103
                                       7.875            699.77
    DELTA            CO   81416          1            06/30/03         23
    0436127526                           05           08/01/03          0
    10305109                             O            07/01/33
    0


    8432620          U35/G01             F           67,980.00         ZZ
                                         360         67,873.62          1
                                       7.250            463.74        103
                                       7.000            463.74
    SAUK VILLAGE     IL   60411          1            07/01/03         23
    0436269880                           05           08/01/03          0
    12211757                             O            07/01/33
    0
1




    8432658          737/G01             F          164,250.00         ZZ
                                         360        163,973.23          1
                                       6.875          1,079.01         95
                                       6.625          1,079.01
    MESA             AZ   85206          1            06/26/03         23
    0436097059                           05           08/01/03          0
    6021738                              N            07/01/33
    0


    8432686          U35/G01             F          189,925.00         ZZ
                                         360        189,602.26          1
                                       6.875          1,247.67        107
                                       6.625          1,247.67
    FRESNO           CA   93728          1            06/27/03         23
    0436254122                           05           08/01/03          0
    12333231                             O            07/01/33
    0


    8432690          Q78/G01             F           87,035.00         ZZ
                                         360         86,973.57          1
                                       7.750            623.53        103
                                       7.500            623.53
    NEWTON           NC   28658          2            06/30/03         23
    0436119580                           05           09/01/03          0
    731688                               O            08/01/33
    0


    8432700          Q78/G01             F          218,850.00         ZZ
                                         360        218,666.14          1
                                       6.875          1,437.69         98
                                       6.625          1,437.69
    ACWORTH          GA   30101          2            07/01/03         23
    0436120265                           05           09/01/03          0
    731367                               O            08/01/33
    0


    8432730          Q78/G01             F          187,250.00         ZZ
                                         360        186,855.78          1
                                       7.240          1,276.11        107
                                       6.990          1,276.11
    DURHAM           NC   27703          5            06/25/03         23
    0436120232                           05           08/01/03          0
    732603                               O            07/01/33
    0
1




    8432734          X31/G01             F          140,100.00         ZZ
                                         360        139,846.01          1
                                       6.500            885.53         95
                                       6.250            885.53
    PEORIA           AZ   85382          1            06/24/03         23
    0436120992                           03           08/01/03          0
    70000982                             N            07/01/33
    0


    8432736          Q78/G01             F          189,150.00         ZZ
                                         360        188,882.12          1
                                       7.750          1,355.10         97
                                       7.500          1,355.10
    SANDY            UT   84092          1            06/30/03         23
    0436138200                           05           08/01/03          0
    732717                               O            07/01/33
    0


    8432742          G34/G01             F          125,900.00         ZZ
                                         360        125,677.23          1
                                       6.625            806.15        100
                                       6.375            806.15
    LAS VEGAS        NV   89107          1            06/17/03         23
    0436228134                           05           08/01/03          0
    77308127                             O            07/01/33
    0


    8432766          Q78/G01             F          101,970.00         ZZ
                                         360        101,884.32          1
                                       6.875            669.88        103
                                       6.625            669.88
    DAYTON           OH   45439          2            06/30/03         23
    0436120224                           05           09/01/03          0
    730882                               O            08/01/33
    0


    8432782          Q78/G01             F           76,505.00         ZZ
                                         180         76,252.95          1
                                       6.500            666.45        100
                                       6.250            666.45
    INDEPENDENCE     MO   64055          2            06/30/03         23
    0436119788                           05           09/01/03          0
    731921                               O            08/01/18
    0
1




    8432808          P57/G01             F          157,500.00         ZZ
                                         180        157,264.55          1
                                       7.480          1,099.11        100
                                       7.230          1,099.11
    TRENTON          MI   48183          1            06/30/03         23
    0436099535                           05           08/01/03          0
    02101735                             O            07/01/18
    0


    8432816          147/G01             F          221,450.00         ZZ
                                         180        215,756.70          1
                                       8.125          2,132.30        103
                                       7.875          2,132.30
    LOUISBURG        NC   27549          5            12/19/02         23
    0436103535                           03           02/01/03          0
    10510406                             O            01/01/18
    0


    8432822          E60/G01             F          287,900.00         ZZ
                                         360        287,414.87          1
                                       6.875          1,891.30        100
                                       6.625          1,891.30
    ATASCADERO       CA   93422          1            06/10/03         23
    0436118780                           05           08/01/03          0
    AT01230368                           O            07/01/33
    0


    8432830          P57/G01             F          161,000.00         ZZ
                                         180        160,727.37          1
                                       6.850          1,054.97        100
                                       6.600          1,054.97
    HARPER WOODS     MI   48225          1            07/01/03         23
    0436108583                           05           08/01/03          0
    02101631                             O            07/01/18
    0


    8432896          Q46/G01             F          139,050.00         ZZ
                                         360        138,872.05          1
                                       8.250          1,044.64        103
                                       8.000          1,044.64
    MOUNT SHASTA     CA   96067          1            06/23/03         23
    0436134803                           09           08/01/03          0
    10305111                             O            07/01/33
    0
1




    8432900          W89/G01             F          171,200.00         ZZ
                                         360        170,951.40          1
                                       7.625          1,211.74        107
                                       7.375          1,211.74
    GODDARD          KS   67052          5            06/16/03         23
    0436162408                           05           08/01/03          0
    4440362321                           O            07/01/33
    0


    8432928          B76/G01             F           99,750.00         ZZ
                                         360         99,592.47          1
                                       7.375            688.95         95
                                       7.125            688.95
    WESTLAND         MI   48186          1            06/30/03         23
    0436123947                           05           08/01/03          0
    0004796876                           N            07/01/33
    0


    8432930          U45/G01             F          286,000.00         ZZ
                                         360        285,357.37          1
                                       6.625          1,831.29         99
                                       6.375          1,831.29
    WAIPAHU          HI   96797          5            06/25/03         23
    0436111322                           05           08/01/03          0
    00203541                             O            07/01/33
    0


    8432940          X21/G01             F          186,000.00         ZZ
                                         360        185,637.31          1
                                       6.125          1,130.16        106
                                       5.875          1,130.16
    WOODBRIDGE       VA   22193          1            06/27/03         23
    0436124515                           07           08/01/03          0
    708952                               O            07/01/33
    0


    8432944          G34/G01             F          162,900.00         ZZ
                                         360        162,675.05          1
                                       7.875          1,181.14        100
                                       7.625          1,181.14
    LAS VEGAS        NV   89110          1            06/25/03         23
    0436103022                           05           08/01/03          0
    77309127                             O            07/01/33
    0
1




    8432946          U45/G01             F           61,697.00         ZZ
                                         360         61,621.98          1
                                       8.500            474.40        103
                                       8.250            474.40
    LAWTON           OK   73507          1            06/25/03         23
    0436107395                           05           08/01/03          0
    00204010                             O            07/01/33
    0


    8432980          G33/G01             F          167,000.00         ZZ
                                         180        166,751.35          1
                                       7.500          1,167.69        100
                                       7.250          1,167.69
    NORFOLK          VA   23503          2            06/20/03         23
    0436181200                           05           08/01/03          0
    349440                               O            07/01/18
    0


    8432986          G33/G01             F          114,000.00         ZZ
                                         360        113,798.30          1
                                       6.625            729.95        100
                                       6.375            729.95
    JACKSONVILLE     FL   32221          2            06/16/03         23
    0436183636                           05           08/01/03          0
    349951                               O            07/01/33
    0


    8432990          G33/G01             F           59,900.00         ZZ
                                         360         59,794.01          1
                                       6.625            383.55        100
                                       6.375            383.55
    MEMPHIS          TN   38118          1            06/26/03         23
    0436182471                           05           08/01/03          0
    349973                               O            07/01/33
    0


    8432994          G33/G01             F          213,000.00         ZZ
                                         360        212,619.51          1
                                       7.375          1,471.14        100
                                       7.125          1,471.14
    MILLINGTON       TN   38053          1            06/23/03         23
    0436182885                           05           08/01/03          0
    349983                               O            07/01/33
    0
1




    8432998          G33/G01             F          231,000.00         ZZ
                                         360        230,507.73          1
                                       7.750          1,654.91        100
                                       7.500          1,654.91
    PHOENIX          AZ   85024          1            05/30/03         23
    0436181994                           03           07/01/03          0
    362513                               O            06/01/33
    0


    8433006          G33/G01             F           72,000.00         ZZ
                                         180         71,817.48          1
                                       6.875            472.99         90
                                       6.625            472.99
    GARFIELD HEIGHT  OH   44125          1            06/05/03         23
    0436184121                           05           07/01/03          0
    368009                               N            06/01/18
    0


    8433010          G33/G01             F          117,800.00         ZZ
                                         360        117,504.02          1
                                       7.750            843.93         95
                                       7.500            843.93
    DALLAS           TX   75208          1            05/23/03         23
    0436182919                           05           07/01/03          0
    373481                               N            06/01/33
    0


    8433014          G33/G01             F          181,373.00         ZZ
                                         360        180,996.08          1
                                       7.875          1,315.08        100
                                       7.625          1,315.08
    GRAND PRAIRIE    TX   75050          1            05/30/03         23
    0436181457                           05           07/01/03          0
    373668                               O            06/01/33
    0


    8433018          G33/G01             F           60,800.00         ZZ
                                         360         60,697.55          1
                                       6.875            399.41         95
                                       6.625            399.41
    DALLAS           TX   75216          1            06/20/03         23
    0436183768                           05           08/01/03          0
    373805                               N            07/01/33
    0
1




    8433022          G33/G01             F          139,900.00         ZZ
                                         360        139,686.45          1
                                       7.375            966.25        100
                                       7.125            966.25
    ELIZABETHTOWN    KY   42701          1            06/23/03         23
    0436180723                           05           08/01/03          0
    377705                               O            07/01/33
    0


    8433026          G33/G01             F          116,500.00         ZZ
                                         360        116,308.45          1
                                       7.000            775.08        100
                                       6.750            775.08
    HOUSTON          TX   77053          1            06/13/03         23
    0436182091                           05           08/01/03          0
    387849                               O            07/01/33
    0


    8433032          G33/G01             F          149,900.00         ZZ
                                         360        149,647.40          1
                                       6.875            984.74        100
                                       6.625            984.74
    CONYERS          GA   30013          1            06/10/03         23
    0436183990                           05           08/01/03          0
    395359                               O            07/01/33
    0


    8433036          G33/G01             F          148,500.00         ZZ
                                         360        148,273.32          1
                                       7.375          1,025.65        100
                                       7.125          1,025.65
    JONESBORO        GA   30236          1            06/23/03         23
    0436181002                           05           08/01/03          0
    396881                               O            07/01/33
    0


    8433136          R56/G01             F          236,000.00         ZZ
                                         180        234,473.94          1
                                       6.750          2,088.39        100
                                       6.500          2,088.39
    ELK GROVE        CA   95758          5            06/11/03         23
    0436245286                           05           08/01/03          0
    03158781CA                           O            07/01/18
    0
1




    8433168          Q78/G01             F          168,355.00         ZZ
                                         360        168,048.89          1
                                       6.485          1,062.46        103
                                       6.235          1,062.46
    SHAWNEE MISSION  KS   66216          1            06/17/03         23
    0436119689                           05           08/01/03          0
    729681                               O            07/01/33
    0


    8433210          964/G01             F          147,000.00         ZZ
                                         360        146,752.29          1
                                       6.875            965.69         98
                                       6.625            965.69
    RENO             NV   89506          5            06/11/03         23
    0436090633                           05           08/01/03          0
    408845                               O            07/01/33
    0


    8433214          Q78/G01             F          103,790.00         ZZ
                                         360        103,628.39          1
                                       7.375            716.86        107
                                       7.125            716.86
    WHITE HOUSE      TN   37188          5            06/23/03         23
    0436120323                           05           08/01/03          0
    731181                               O            07/01/33
    0


    8433246          964/G01             F          206,000.00         ZZ
                                         360        205,693.28          1
                                       7.500          1,440.38        103
                                       7.250          1,440.38
    PACIFIC          WA   98047          5            05/29/03         23
    0436090989                           05           08/01/03          0
    426024                               O            07/01/33
    0


    8433290          Q78/G01             F          120,510.00         ZZ
                                         360        120,355.77          1
                                       8.250            905.36        103
                                       8.000            905.36
    WAUKEGAN         IL   60087          1            06/25/03         23
    0436119812                           05           08/01/03          0
    731274                               O            07/01/33
    0
1




    8433292          M27/G01             F          180,000.00         ZZ
                                         360        179,681.50          1
                                       6.625          1,152.56        100
                                       6.375          1,152.56
    CHARLOTTE        NC   28215          1            07/01/03         23
    0436122477                           05           08/01/03          0
    0100002534                           O            07/01/33
    0


    8433294          Q78/G01             F          162,740.00         ZZ
                                         360        162,477.64          1
                                       7.100          1,093.67        103
                                       6.850          1,093.67
    BROKEN ARROW     OK   74012          1            06/27/03         23
    0436119705                           05           08/01/03          0
    731585                               O            07/01/33
    0


    8433300          Q78/G01             F           93,000.00         ZZ
                                         360         92,846.79          1
                                       6.990            618.11        105
                                       6.740            618.11
    PITTSBURGH       PA   15237          1            06/16/03         23
    0436119770                           05           08/01/03          0
    730927                               O            07/01/33
    0


    8433306          253/G01             F          150,413.00         ZZ
                                         360        150,146.84          1
                                       6.625            963.12         95
                                       6.375            963.12
    HASLET           TX   76052          1            06/17/03         10
    0436094379                           05           08/01/03         30
    467752                               O            07/01/33
    0


    8433308          964/G01             F          124,900.00         ZZ
                                         360        124,673.57          1
                                       6.500            789.45        103
                                       6.250            789.45
    TULARE           CA   93274          1            06/18/03         23
    0436090401                           05           08/01/03          0
    438142                               O            07/01/33
    0
1




    8433312          X01/G01             F           91,575.00         ZZ
                                         360         91,457.82          1
                                       8.250            687.97         99
                                       8.000            687.97
    SPRING           TX   77389          1            06/13/03         23
    0436268593                           05           08/01/03          0
    034142                               O            07/01/33
    0


    8433316          Q78/G01             F          304,950.00         ZZ
                                         360        304,471.84          1
                                       7.240          2,078.23        107
                                       6.990          2,078.23
    COLMAR           PA   18915          5            06/25/03         23
    0436120281                           05           08/01/03          0
    732006                               O            07/01/33
    0


    8433332          964/G01             F           93,148.00         ZZ
                                         360         92,987.15          1
                                       6.750            604.16        100
                                       6.500            604.16
    AUSTIN           TX   78727          1            06/17/03         23
    0436090922                           05           08/01/03          0
    396297                               O            07/01/33
    0


    8433338          Q78/G01             F          112,000.00         ZZ
                                         360        111,678.59          1
                                       7.000            745.14        107
                                       6.750            745.14
    PITTSBURGH       PA   15236          1            06/23/03         23
    0436119747                           05           08/01/03          0
    732033                               O            07/01/33
    0


    8433346          964/G01             F           57,750.00         ZZ
                                         360         57,650.26          1
                                       6.750            374.57        107
                                       6.500            374.57
    THE DALLES       OR   97058          1            06/13/03         23
    0436091573                           05           08/01/03          0
    451769                               O            07/01/33
    0
1




    8433358          624/G01             F          257,519.00         ZZ
                                         360        257,332.62          1
                                       7.625          1,822.70        103
                                       7.375          1,822.70
    STOCKTON         CA   95219          1            06/24/03         23
    0436129662                           03           09/01/03          0
    1000038380                           O            08/01/33
    0


    8433364          964/G01             F          143,450.00         ZZ
                                         360        143,189.94          1
                                       6.500            906.70         95
                                       6.250            906.70
    LAS VEGAS        NV   89123          1            06/13/03         23
    0436106314                           05           08/01/03          0
    432985                               O            07/01/33
    0


    8433366          X67/G01             F           76,725.00         ZZ
                                         360         76,440.17          1
                                       6.875            504.03         99
                                       6.625            504.03
    ANDERSON         IN   46012          2            05/31/03         23
    0436119069                           05           07/01/03          0
    417088                               O            06/01/33
    0


    8433378          T23/G01             F          104,545.00         ZZ
                                         360        104,407.77          1
                                       8.125            776.24        103
                                       7.875            776.24
    JAMESTOWN        OH   45335          1            06/27/03         23
    0436116750                           05           08/01/03          0
    6560                                 O            07/01/33
    0


    8433388          M24/G01             F          372,450.00         ZZ
                                         360        371,740.25          1
                                       6.500          2,354.14        100
                                       6.250          2,354.14
    MURRIETA         CA   92563          1            06/24/03         23
    0436229827                           05           08/01/03          0
    766214811                            O            07/01/33
    0
1




    8433408          R80/G01             F          121,916.00         ZZ
                                         360        121,725.22          1
                                       7.250            831.68         95
                                       7.000            831.68
    GLENDALE         AZ   85302          1            06/12/03         23
    0436133110                           05           08/01/03          0
    43453                                N            07/01/33
    0


    8433456          624/G01             F          163,000.00         ZZ
                                         360        162,689.87          1
                                       6.250          1,003.62        103
                                       6.000          1,003.62
    VERDI            NV   89439          1            06/26/03         23
    0436105100                           03           08/01/03          0
    1000035635                           O            07/01/33
    0


    8433470          X67/G01             F          173,950.00         ZZ
                                         360        173,691.01          1
                                       7.500          1,216.28        106
                                       7.250          1,216.28
    FONTANA          CA   92337          5            06/10/03         23
    0436136410                           05           08/01/03          0
    00286748                             O            07/01/33
    0


    8433494          624/G01             F          140,000.00         ZZ
                                         360        139,739.97          1
                                       6.375            873.42        100
                                       6.125            873.42
    FRESNO           CA   93722          1            06/24/03         23
    0436124606                           05           08/01/03          0
    1000038828                           O            07/01/33
    0


    8434144          E22/G01             F          145,230.00         ZZ
                                         360        145,019.11          1
                                       7.625          1,027.93        103
                                       7.375          1,027.93
    WARRENVILLE      SC   29851          5            07/01/03         23
    0417225851                           05           08/01/03          0
    0417225851                           O            07/01/33
    0
1




    8434168          E22/G01             F          178,190.00         ZZ
                                         360        178,061.03          1
                                       7.625          1,261.22        103
                                       7.375          1,261.22
    RICHLAND         MI   49083          1            07/07/03         23
    0417281045                           05           09/01/03          0
    0417281045                           O            08/01/33
    0


    8434200          E22/G01             F          127,330.00         ZZ
                                         360        127,125.74          1
                                       7.125            857.85        107
                                       6.875            857.85
    MEMPHIS          TN   38141          5            06/30/03         23
    0417372000                           05           08/01/03          0
    0417372000                           O            07/01/33
    0


    8434254          E22/G01             F           89,345.00         ZZ
                                         360         89,262.25          1
                                       6.375            557.40        107
                                       6.125            557.40
    TUPELO           MS   38801          1            07/03/03         23
    0417531332                           05           09/01/03          0
    0417531332                           O            08/01/33
    0


    8434336          E22/G01             F           71,990.00         ZZ
                                         360         71,859.48          1
                                       6.500            455.03        103
                                       6.250            455.03
    SPOKANE          WA   99202          1            06/16/03         23
    0417121241                           05           08/01/03          0
    0417121241                           O            07/01/33
    0


    8434450          R17/G01             F          143,250.00         ZZ
                                         360        143,002.63          1
                                       6.750            929.12        106
                                       6.500            929.12
    PEMBROKE PINES   FL   33026          1            07/01/03         23
    0436233621                           09           08/01/03          0
    1000344129                           O            07/01/33
    0
1




    8434474          E22/G01             F           89,610.00         ZZ
                                         360         89,486.27          1
                                       7.875            649.73        103
                                       7.625            649.73
    WINSLOW TOWNSHI  NJ   08081          5            06/27/03         23
    0417326980                           07           08/01/03          0
    0417326980                           O            07/01/33
    0


    8434618          E22/G01             F          108,000.00         ZZ
                                         360        107,813.50          1
                                       6.750            700.49        104
                                       6.500            700.49
    CALERA           AL   35040          5            07/01/03         23
    0417485935                           05           08/01/03          0
    0417485935                           O            07/01/33
    0


    8434762          E22/G01             F          180,500.00         ZZ
                                         360        180,352.05          1
                                       7.000          1,200.87         95
                                       6.750          1,200.87
    FAIRBANKS        AK   99709          1            06/30/03         23
    0417588563                           05           09/01/03          0
    0417588563                           O            08/01/33
    0


    8434802          E22/G01             F           87,318.00         ZZ
                                         360         87,031.56          1
                                       6.250            537.63         99
                                       6.000            537.63
    LEWISTON         ID   83501          5            06/25/03         23
    0417603891                           05           08/01/03          0
    0417603891                           O            07/01/33
    0


    8435062          E22/G01             F          181,280.00         ZZ
                                         360        181,123.92          1
                                       6.750          1,175.78        103
                                       6.500          1,175.78
    CLOVIS           CA   93611          1            06/30/03         23
    0417805462                           05           09/01/03          0
    0417805462                           O            08/01/33
    0
1




    8435572          624/G01             F          166,860.00         ZZ
                                         360        166,629.59          1
                                       7.875          1,209.85        103
                                       7.625          1,209.85
    TULARE           CA   93274          5            06/24/03         23
    0436113864                           05           08/01/03          0
    1000037731                           O            07/01/33
    0


    8436540          X47/G01             F           61,750.00         ZZ
                                         360         61,650.95          2
                                       7.125            416.02         95
                                       6.875            416.02
    CLEVELAND        TN   37312          1            07/01/03         23
    0436117394                           05           08/01/03          0
    K12014                               N            07/01/33
    0


    8436546          M45/G01             F          148,320.00         ZZ
                                         360        148,003.89          1
                                       7.750          1,062.59        103
                                       7.500          1,062.59
    KANNAPOLIS       NC   28083          1            05/29/03         23
    0436116800                           03           07/01/03          0
    A0479205                             O            06/01/33
    0


    8436576          X47/G01             F           61,750.00         ZZ
                                         360         61,650.95          2
                                       7.125            416.02         95
                                       6.875            416.02
    CLEVELAND        TN   37312          1            07/01/03         23
    0436117972                           05           08/01/03          0
    K12012                               N            07/01/33
    0


    8436586          X47/G01             F           61,750.00         ZZ
                                         360         61,650.95          2
                                       7.125            416.02         95
                                       6.875            416.02
    CLEVELAND        TN   37312          1            07/01/03         23
    0436117428                           05           08/01/03          0
    K12013                               N            07/01/33
    0
1




    8436608          M45/G01             F          140,500.00         ZZ
                                         360        140,065.30          1
                                       8.000          1,030.94        103
                                       7.750          1,030.94
    IRVINE           CA   92620          1            05/29/03         23
    0436185938                           01           07/01/03          0
    A0464683                             O            06/01/33
    0


    8436638          X47/G01             F           61,750.00         ZZ
                                         360         61,650.95          2
                                       7.125            416.02         95
                                       6.875            416.02
    CLEVELAND        TN   37312          1            07/01/03         23
    0436117907                           05           08/01/03          0
    K12011                               N            07/01/33
    0


    8436670          M45/G01             F          177,300.00         ZZ
                                         360        176,816.54          1
                                       6.500          1,120.66        104
                                       6.250          1,120.66
    BIXBY            OK   74008          1            05/30/03         23
    0436116701                           05           07/01/03          0
    0478873                              O            06/01/33
    0


    8436714          Q14/G01             F          114,500.00         ZZ
                                         360        114,329.52          1
                                       7.500            800.60        105
                                       7.250            800.60
    GLENDALE         AZ   85303          5            06/19/03         23
    0436109276                           05           08/01/03          0
    00003-13835                          O            07/01/33
    0


    8436862          E65/G01             F           52,250.00         ZZ
                                         360         52,170.24          1
                                       7.375            360.88         95
                                       7.125            360.88
    GRAND RAPIDS     MI   49503          1            06/24/03         23
    0436138556                           05           08/01/03          0
    260364                               N            07/01/33
    0
1




    8436886          U35/G01             F           69,900.00         ZZ
                                         360         69,795.93          1
                                       7.500            488.75        103
                                       7.250            488.75
    OSHKOSH          WI   54901          1            06/26/03         23
    0436123517                           05           08/01/03          0
    12297912                             O            07/01/33
    0


    8437012          R17/G01             F          230,000.00         ZZ
                                         360        229,648.91          1
                                       7.375          1,588.55        103
                                       7.125          1,588.55
    HAMILTON         NJ   08620          1            06/20/03         23
    0436138515                           05           08/01/03          0
    1000342838                           O            07/01/33
    0


    8437404          K15/G01             F          136,500.00         ZZ
                                         360        136,258.48          1
                                       6.625            874.02        107
                                       6.375            874.02
    ANTIOCH          TN   37013          2            06/16/03         23
    0436109920                           05           08/01/03          0
    003805509760                         O            07/01/33
    0


    8437572          K15/G01             F          145,500.00         ZZ
                                         360        145,288.71          1
                                       7.625          1,029.84        107
                                       7.375          1,029.84
    LITTLE FALLS     MN   56345          5            06/25/03         23
    0436107890                           05           08/01/03          0
    013205517096                         O            07/01/33
    0


    8438876          J95/G01             F          250,915.00         ZZ
                                         360        250,276.86          1
                                       6.875          1,648.34        107
                                       6.625          1,648.34
    TIGARD           OR   97223          1            06/23/03         23
    0436143424                           05           08/01/03          0
    43637057                             O            07/01/33
    0
1




    8438884          W02/G01             F           60,770.00         ZZ
                                         360         60,690.31          1
                                       8.130            451.43        103
                                       7.880            451.43
    PEARISBURG       VA   24167          1            06/27/03         23
    0436137160                           05           08/01/03          0
    1002388858                           O            07/01/33
    0


    8438892          F34/G01             F           54,000.00         ZZ
                                         360         53,919.59          1
                                       7.500            377.58        107
                                       7.250            377.58
    HARRISBURG       PA   17103          5            06/27/03         23
    0436120760                           07           08/01/03          0
    48305017                             O            07/01/33
    0


    8438948          K15/G01             F          116,700.00         ZZ
                                         360        116,530.52          1
                                       7.625            826.00        107
                                       7.375            826.00
    MACEDON          NY   14502          5            06/20/03         23
    0436101844                           05           08/01/03          0
    027305517676                         O            07/01/33
    0


    8439206          624/G01             F          161,000.00         ZZ
                                         360        159,014.16          1
                                       6.500          1,017.63        101
                                       6.250          1,017.63
    PHOENIX          AZ   85048          2            06/13/03         23
    0436233308                           03           08/01/03          0
    1000035631                           O            07/01/33
    0


    8439430          W02/G01             F          179,760.00         ZZ
                                         360        179,492.35          1
                                       7.500          1,256.91        107
                                       7.250          1,256.91
    SEMNOLE          FL   33772          5            06/26/03         23
    0436137343                           05           08/01/03          0
    1002574150                           O            07/01/33
    0
1




    8439468          K15/G01             F          166,900.00         ZZ
                                         360        166,669.53          1
                                       7.875          1,210.14         99
                                       7.625          1,210.14
    WAREHAM          MA   02571          5            06/17/03         23
    0436101968                           01           08/01/03          0
    013405515754                         O            07/01/33
    0


    8439556          964/G01             F          113,400.00         ZZ
                                         360        113,194.40          1
                                       6.500            716.77        107
                                       6.250            716.77
    SHELTON          WA   98584          2            06/16/03         23
    0436091490                           05           08/01/03          0
    425746                               O            07/01/33
    0


    8439564          W02/G01             F          135,890.00         ZZ
                                         360        135,640.78          1
                                       6.440            853.57        107
                                       6.190            853.57
    MOUNT PLEASANT   PA   15666          2            06/24/03         23
    0436137566                           05           08/01/03          0
    1002510667                           O            07/01/33
    0


    8439656          K15/G01             F          106,000.00         ZZ
                                         360        105,842.17          1
                                       7.500            741.17        103
                                       7.250            741.17
    ALBUQUERQUE      NM   87121          5            06/24/03         23
    0436106330                           05           08/01/03          0
    033505517882                         O            07/01/33
    0


    8439674          964/G01             F          168,500.00         ZZ
                                         360        168,236.31          1
                                       7.250          1,149.47        100
                                       7.000          1,149.47
    LAS VEGAS        NV   89129          1            06/13/03         23
    0436091599                           05           08/01/03          0
    423276                               O            07/01/33
    0
1




    8439698          964/G01             F           82,297.00         ZZ
                                         360         82,161.70          1
                                       7.000            547.52        103
                                       6.750            547.52
    VISALIA          CA   93292          1            06/13/03         23
    0436113641                           03           08/01/03          0
    456552                               O            07/01/33
    0


    8439750          W34/G01             F          296,772.00         ZZ
                                         360        296,220.80          1
                                       6.375          1,851.47        106
                                       6.125          1,851.47
    ROSEVILLE        CA   95678          2            06/23/03         23
    0436134654                           05           08/01/03          0
    038310                               O            07/01/33
    0


    8439754          K60/G01             F           97,370.00         ZZ
                                         360         97,213.80          1
                                       7.125            656.00        107
                                       6.875            656.00
    INDIANAPOLIS     IN   46201          2            06/25/03         23
    0436162457                           05           08/01/03          0
    79319                                O            07/01/33
    0


    8439770          624/G01             F           81,000.00         ZZ
                                         360         80,866.81          1
                                       7.000            538.90        100
                                       6.750            538.90
    PHOENIX          AZ   85022          1            06/16/03         23
    0436117196                           01           08/01/03          0
    1000035221                           O            07/01/33
    0


    8439772          Y10/G01             F           96,300.00         ZZ
                                         360         96,149.29          1
                                       7.250            656.94        107
                                       7.000            656.94
    MIAMI            FL   33126          1            06/30/03         23
    0436086433                           01           08/01/03          0
    1865377                              O            07/01/33
    0
1




    8439774          Y10/G01             F           91,670.00         ZZ
                                         360         91,549.66          1
                                       8.125            680.65        103
                                       7.875            680.65
    MIAMI            FL   33141          1            06/30/03         23
    0436086086                           01           08/01/03          0
    1869775                              O            07/01/33
    0


    8439808          X67/G01             F          245,500.00         ZZ
                                         360        245,086.32          1
                                       6.875          1,612.76        100
                                       6.625          1,612.76
    ANAHEIM          CA   92801          1            06/12/03         23
    0436126700                           09           08/01/03          0
    00287331                             O            07/01/33
    0


    8439816          W02/G01             F          147,290.00         ZZ
                                         360        147,073.30          1
                                       7.560          1,035.94        103
                                       7.310          1,035.94
    ORLANDO          FL   32837          5            06/25/03         23
    0436137707                           05           08/01/03          0
    1002520632                           O            07/01/33
    0


    8439820          624/G01             F          391,650.00         ZZ
                                         360        391,287.25          1
                                       6.375          2,443.39        106
                                       6.125          2,443.39
    DISCOVERY BAY    CA   94514          1            06/25/03         23
    0436120315                           03           09/01/03          0
    1000037054                           O            08/01/33
    0


    8439858          624/G01             F          270,850.00         ZZ
                                         360        270,346.95          1
                                       6.375          1,689.75         96
                                       6.125          1,689.75
    CORONA           CA   92879          1            06/03/03         23
    0436117154                           01           08/01/03          0
    1000035217                           O            07/01/33
    0
1




    8439894          W09/G01             F          125,190.00         ZZ
                                         360        125,099.39          1
                                       7.625            886.09        107
                                       7.375            886.09
    INDIANAPOLIS     IN   46224          2            07/03/03         23
    0436230379                           05           09/01/03          0
    200311018                            O            08/01/33
    0


    8439906          W39/G01             F           99,900.00         ZZ
                                         360         99,735.74          1
                                       7.000            664.64        100
                                       6.750            664.64
    ARLINGTON        TX   76013          1            06/30/03         23
    0436124879                           05           08/01/03          0
    PNI35627                             O            07/01/33
    0


    8439932          W02/G01             F           82,400.00         ZZ
                                         360         82,292.14          1
                                       8.140            612.69        103
                                       7.890            612.69
    NEW KENSINGTON   PA   15068          5            06/25/03         23
    0436137442                           05           08/01/03          0
    1                                    O            07/01/33
    0


    8439968          S53/G01             F          158,000.00         ZZ
                                         360        157,758.80          1
                                       7.375          1,091.27        100
                                       7.125          1,091.27
    ELK RIVER        MN   55330          1            07/02/03         23
    0436159107                           05           08/01/03          0
    9847273000                           O            07/01/33
    0


    8439978          950/G01             F          201,200.00         ZZ
                                         360        200,942.52          1
                                       8.250          1,511.55        101
                                       8.000          1,511.55
    WOODLAND         WA   98674          2            06/12/03         23
    0436168504                           05           08/01/03          0
    EA34015                              O            07/01/33
    0
1




    8439980          J95/G01             F          158,000.00         ZZ
                                         360        157,755.82          1
                                       7.625          1,118.32        107
                                       7.375          1,118.32
    SEAFORD          DE   19973          2            06/11/03         23
    0436118053                           05           08/01/03          0
    0043627686                           O            07/01/33
    0


    8439984          W02/G01             F          163,770.00         ZZ
                                         360        163,529.54          1
                                       7.570          1,152.97        103
                                       7.320          1,152.97
    VIRGINIA BEACH   VA   23456          5            06/26/03         23
    0436137863                           05           08/01/03          0
    1002545323                           O            07/01/33
    0


    8440092          W02/G01             F           50,718.00         ZZ
                                         360         50,630.74          1
                                       6.770            329.64        107
                                       6.520            329.64
    CHESAPEAKE       VA   23324          1            06/27/03         23
    0436137087                           05           08/01/03          0
    1                                    O            07/01/33
    0


    8440110          X67/G01             F          173,000.00         ZZ
                                         360        172,537.04          1
                                       7.625          1,224.48        100
                                       7.375          1,224.48
    PAWTUCKET        RI   02861          1            06/20/03         23
    0436110951                           05           07/01/03          0
    00241840                             O            06/01/33
    0


    8440128          W02/G01             F           95,275.00         ZZ
                                         360         95,126.49          1
                                       7.270            651.24        103
                                       7.020            651.24
    DEFUNIAK SPRING  FL   32435          5            06/25/03         23
    0436300776                           05           08/01/03          0
    1                                    O            07/01/33
    0
1




    8440178          X67/G01             F          158,400.00         ZZ
                                         360        158,197.29          1
                                       8.250          1,190.01         99
                                       8.000          1,190.01
    AZUSA            CA   91702          5            06/13/03         23
    0436110977                           01           08/01/03          0
    00287565                             O            07/01/33
    0


    8440528          E22/G01             F          121,800.00         ZZ
                                         360        121,599.74          1
                                       7.000            810.34        107
                                       6.750            810.34
    SOUTHSIDE        AL   35907          5            07/02/03         23
    0417553948                           05           08/01/03          0
    0417553948                           O            07/01/33
    0


    8440580          G51/G01             F          174,800.00         ZZ
                                         360        174,533.14          1
                                       7.375          1,207.31         95
                                       7.125          1,207.31
    FT. COLLINS      CO   80526          1            06/30/03         23
    0436121396                           05           08/01/03          0
    20007000                             N            07/01/33
    0


    8440586          E22/G01             F           87,740.00         T
                                         360         87,668.08          1
                                       7.000            583.74        107
                                       6.750            583.74
    DEERFIELD BEACH  FL   33441          1            07/08/03         23
    0417159241                           01           09/01/03          0
    0417159241                           O            08/01/33
    0


    8440590          E22/G01             F          126,524.00         ZZ
                                         360        126,277.43          1
                                       6.125            768.77        104
                                       5.875            768.77
    COLTON           OR   97017          1            07/01/03         23
    0417185998                           05           08/01/03          0
    0417185998                           O            07/01/33
    0
1




    8440604          E22/G01             F          148,300.00         ZZ
                                         360        148,202.99          1
                                       8.125          1,101.12        103
                                       7.875          1,101.12
    SACRAMENTO       CA   95824          1            06/27/03         23
    0417245883                           05           09/01/03          0
    0417245883                           O            08/01/33
    0


    8440632          E22/G01             F          128,600.00         ZZ
                                         360        128,380.89          1
                                       6.375            802.30        103
                                       6.125            802.30
    ROCKFORD         MI   49341          1            07/08/03         23
    0417319480                           05           09/01/03          0
    0417319480                           O            08/01/33
    0


    8440660          E22/G01             F          152,500.00         ZZ
                                         360        151,500.73          1
                                       6.375            951.40         96
                                       6.125            951.40
    EAST WENATCHEE   WA   98802          2            06/21/03         23
    0417392453                           05           08/01/03          0
    0417392453                           O            07/01/33
    0


    8440694          E22/G01             F           71,070.00         ZZ
                                         360         71,024.68          1
                                       8.250            533.93        103
                                       8.000            533.93
    FAIRBANKS        AK   99701          1            07/01/03         23
    0417417573                           05           09/01/03          0
    0417417573                           O            08/01/33
    0


    8440724          G51/G01             F          140,500.00         ZZ
                                         360        140,209.94          1
                                       7.500            982.40        103
                                       7.250            982.40
    COLORADO SPRING  CO   80922          2            06/30/03         23
    0436121552                           05           09/01/03          0
    20005803                             O            08/01/33
    0
1




    8440768          E22/G01             F          147,342.00         ZZ
                                         360        146,840.61          1
                                       6.750            955.66        106
                                       6.500            955.66
    SPOKANE          WA   99216          5            06/25/03         23
    0417507001                           05           08/01/03          0
    0417507001                           O            07/01/33
    0


    8440786          E22/G01             F          165,800.00         ZZ
                                         360        165,549.42          1
                                       6.625          1,061.64        107
                                       6.375          1,061.64
    SACRAMENTO       CA   95827          5            07/02/03         23
    0417538881                           05           09/01/03          0
    0417538881                           O            08/01/33
    0


    8440832          E22/G01             F          197,700.00         ZZ
                                         360        197,521.28          1
                                       6.500          1,249.60        103
                                       6.250          1,249.60
    VANCOUVER        WA   98663          1            07/02/03         23
    0417612926                           05           09/01/03          0
    0417612926                           O            08/01/33
    0


    8440842          E22/G01             F          154,500.00         ZZ
                                         360        154,281.20          1
                                       7.750          1,106.86        103
                                       7.500          1,106.86
    NEWNAN           GA   30263          1            07/08/03         23
    0417632585                           05           08/01/03          0
    0417632585                           O            07/01/33
    0


    8440844          E22/G01             F          118,750.00         ZZ
                                         360        118,657.37          1
                                       7.250            810.08         95
                                       7.000            810.08
    URBANDALE        IA   50322          5            07/02/03         23
    0417634086                           05           09/01/03          0
    0417634086                           O            08/01/33
    0
1




    8440846          E22/G01             F          132,900.00         ZZ
                                         360        132,785.57          2
                                       6.750            861.99        100
                                       6.500            861.99
    NAMPA            ID   83651          1            07/01/03         23
    0417638145                           05           09/01/03          0
    0417638145                           O            08/01/33
    0


    8440856          E22/G01             F           95,275.00         ZZ
                                         360         95,202.50          1
                                       7.375            658.04        103
                                       7.125            658.04
    FRIENDSWOOD      TX   77546          1            07/08/03         23
    0417649076                           03           09/01/03          0
    0417649076                           O            08/01/33
    0


    8440860          E22/G01             F           90,280.00         ZZ
                                         360         89,494.31          1
                                       6.625            578.07        107
                                       6.375            578.07
    HOUSTON          TX   77083          1            07/08/03         23
    0417657145                           03           09/01/03          0
    0417657145                           O            08/01/33
    0


    8440862          E22/G01             F          121,000.00         ZZ
                                         360        120,893.24          1
                                       6.625            774.78        106
                                       6.375            774.78
    SPRING           TX   77388          1            07/08/03         23
    0417657186                           03           09/01/03          0
    0417657186                           O            08/01/33
    0


    8440906          E22/G01             F           92,597.00         ZZ
                                         360         92,511.24          1
                                       6.375            577.68        103
                                       6.125            577.68
    WESTVILLE        IN   46391          1            07/08/03         23
    0417729258                           05           09/01/03          0
    0417729258                           O            08/01/33
    0
1




    8440912          E22/G01             F          213,844.00         ZZ
                                         360        213,685.30          1
                                       7.500          1,495.23         99
                                       7.250          1,495.23
    NORTH LAS VEGAS  NV   89031          1            06/27/03         23
    0417736287                           03           09/01/03          0
    0417736287                           O            08/01/33
    0


    8440972          U35/G01             F           85,065.00         ZZ
                                         360         84,921.65          1
                                       6.875            558.82        107
                                       6.625            558.82
    FOND DU LAC      WI   54935          1            06/13/03         23
    0436253892                           05           08/01/03          0
    12148420                             O            07/01/33
    0


    8440986          U35/G01             F          164,697.00         ZZ
                                         360        164,480.81          1
                                       8.125          1,222.87        103
                                       7.875          1,222.87
    BELLWOOD         IL   60104          1            07/03/03         23
    0436207351                           05           08/01/03          0
    12384916                             O            07/01/33
    0


    8441034          H81/G01             F          216,140.00         ZZ
                                         360        215,825.96          1
                                       7.625          1,529.83        102
                                       7.375          1,529.83
    WEST BEND        WI   53090          2            06/25/03         23
    0436138374                           05           08/01/03          0
    WH19475                              O            07/01/33
    0


    8441132          K15/G01             F          183,200.00         ZZ
                                         360        182,883.65          1
                                       6.750          1,188.23        102
                                       6.500          1,188.23
    COLORADO SPRING  CO   80911          5            06/23/03         23
    0436110779                           05           08/01/03          0
    021805510377                         O            07/01/33
    0
1




    8441166          U77/G01             F          235,000.00         ZZ
                                         360        234,641.26          1
                                       7.375          1,623.09        100
                                       7.125          1,623.09
    INDIAN TRAIL     NC   28079          1            06/26/03         23
    0436220537                           05           08/01/03          0
    03060256                             O            07/01/33
    0


    8441186          B76/G01             F          228,000.00         ZZ
                                         360        227,668.91          1
                                       7.625          1,613.77         95
                                       7.375          1,613.77
    ROCKY RIVER      OH   44116          1            06/24/03         23
    0436130256                           01           08/01/03          0
    0004789020                           O            07/01/33
    0


    8441188          Y44/G01             F          308,485.00         ZZ
                                         360        308,014.09          1
                                       7.375          2,130.63        103
                                       7.125          2,130.63
    ALHAMBRA         CA   91803          1            06/30/03         23
    0436131098                           05           08/01/03          0
    115028501                            O            07/01/33
    0


    8441206          U85/G01             F           92,370.00         ZZ
                                         360         92,292.39          1
                                       6.875            606.81        107
                                       6.625            606.81
    MARSHALLTOWN     IA   50158          1            07/07/03         23
    0436221113                           05           09/01/03          0
    TQSGROTELUSCHEN                      O            08/01/33
    0


    8441210          M24/G01             F          122,000.00         ZZ
                                         360        121,799.41          1
                                       7.000            811.67        100
                                       6.750            811.67
    AUSTIN           TX   78723          1            06/27/03         23
    0436113690                           05           08/01/03          0
    279215079                            O            07/01/33
    0
1




    8441212          J95/G01             F          270,350.00         ZZ
                                         360        269,859.87          1
                                       6.500          1,708.80        100
                                       6.250          1,708.80
    COVINGTON        WA   98042          1            06/23/03         23
    0436175368                           03           08/01/03          0
    0044167880                           O            07/01/33
    0


    8441238          624/G01             F          124,450.00         ZZ
                                         360        124,240.29          1
                                       6.875            817.55         95
                                       6.625            817.55
    MESA             AZ   85208          1            06/16/03         23
    0436117840                           03           08/01/03          0
    1000038329                           N            07/01/33
    0


    8441242          642/G01             F          177,000.00         ZZ
                                         360        176,868.64          1
                                       7.500          1,237.61        105
                                       7.250          1,237.61
    NEWARK           DE   19702          5            07/02/03         23
    0436108062                           03           09/01/03          0
    06-1168-03                           O            08/01/33
    0


    8441422          X83/G01             F           68,610.00         ZZ
                                         360         68,491.29          1
                                       6.740            444.55        106
                                       6.490            444.55
    MIDDLETOWN       OH   45044          1            07/07/03         23
    0436192355                           05           08/07/03          0
    8206162                              O            07/07/33
    0


    8441436          642/G01             F          285,500.00         T
                                         360        285,053.23          1
                                       7.250          1,947.61        102
                                       7.000          1,947.61
    LONGBOAT KAY     FL   34228          1            06/18/03         23
    0436107627                           01           08/01/03          0
    05-1359-03                           O            07/01/33
    0
1




    8441450          624/G01             F          143,170.00         ZZ
                                         360        142,967.25          1
                                       7.750          1,025.69        103
                                       7.500          1,025.69
    HANFORD          CA   93230          1            06/06/03         23
    0436118061                           05           08/01/03          0
    1000036405                           O            07/01/33
    0


    8441494          U41/G01             F           92,700.00         ZZ
                                         180         92,543.80          1
                                       6.875            608.97        103
                                       6.625            608.97
    OSHKOSH          WI   54901          1            06/30/03         23
    0436130074                           05           08/01/03          0
    PETTIT1210                           O            07/01/18
    0


    8441586          J40/G01             F          169,950.00         ZZ
                                         360        169,726.91          1
                                       8.125          1,261.87        103
                                       7.875          1,261.87
    ZEPHYRHILLS      FL   33544          1            06/30/03         23
    0436266407                           05           08/01/03          0
    1129730                              O            07/01/33
    0


    8441630          W40/G01             F          144,900.00         ZZ
                                         360        144,704.91          1
                                       8.000          1,063.22        103
                                       7.750          1,063.22
    MESA             AZ   85207          5            06/30/03         23
    0436111652                           05           08/01/03          0
    100023671                            O            07/01/33
    0


    8441636          M45/G01             F          243,000.00         ZZ
                                         360        242,136.30          1
                                       6.500          1,535.93        106
                                       6.250          1,535.93
    CONCORD          CA   94521          1            05/21/03         23
    0436116735                           01           07/01/03          0
    A0458264                             O            06/01/33
    0
1




    8441656          147/G01             F           96,820.00         ZZ
                                         360         96,324.90          1
                                       7.500            676.98        103
                                       7.250            676.98
    ORLANDO          FL   32808          5            04/22/03         23
    0436331466                           05           06/01/03          0
    10535688                             O            05/01/33
    0


    8441668          M45/G01             F          396,550.00         ZZ
                                         360        395,704.90          1
                                       7.750          2,840.94        103
                                       7.500          2,840.94
    EL SOBRANTE      CA   94803          1            05/23/03         23
    0436116453                           05           07/01/03          0
    A0449636                             O            06/01/33
    0


    8441764          147/G01             F          126,690.00         ZZ
                                         360        126,366.22          1
                                       8.375            962.94        103
                                       8.125            962.94
    CAPITOL HEIGHTS  MD   20743          5            06/13/03         23
    0436116206                           05           08/01/03          0
    10546847                             O            07/01/33
    0


    8441970          X21/G01             F          239,500.00         ZZ
                                         360        239,033.25          1
                                       6.125          1,455.23        105
                                       5.875          1,455.23
    ASHBURN          VA   20147          1            06/25/03         23
    0436123707                           01           08/01/03          0
    708791                               O            07/01/33
    0


    8442158          X21/G01             F          182,300.00         ZZ
                                         360        181,969.49          1
                                       6.500          1,152.27        105
                                       6.250          1,152.27
    CROFTON          MD   21114          1            06/27/03         23
    0436136949                           05           08/01/03          0
    708860                               O            07/01/33
    0
1




    8442522          964/G01             F           69,400.00         ZZ
                                         360         69,283.05          1
                                       6.875            455.91        107
                                       6.625            455.91
    SALT LAKE CITY   UT   84120          1            06/17/03         23
    0436294888                           05           08/01/03          0
    437264                               O            07/01/33
    0


    8442816          X67/G01             F          275,840.00         ZZ
                                         360        275,361.66          1
                                       8.000          2,024.02        103
                                       7.750          2,024.02
    HOPKINTON        MA   01748          1            06/20/03         23
    0436145890                           05           08/01/03          0
    0000417246                           O            07/01/33
    0


    8442848          M63/G01             F          171,500.00         ZZ
                                         180        171,286.07          2
                                       8.375          1,303.52         96
                                       8.125          1,303.52
    CUDAHY           WI   53110          5            06/18/03         23
    0436230072                           05           08/01/03          0
    20306352N                            O            07/01/18
    0


    8442872          X67/G01             F           74,700.00         ZZ
                                         360         74,440.85          1
                                       7.125            503.27        103
                                       6.875            503.27
    LOUISVILLE       KY   40215          5            07/01/03         23
    0436192868                           05           09/01/03          0
    0000417168                           O            08/01/33
    0


    8442950          W34/G01             F          198,000.00         ZZ
                                         360        197,632.26          1
                                       6.375          1,235.26         99
                                       6.125          1,235.26
    PUYALLUP         WA   98373          5            06/25/03         23
    0436143275                           05           08/01/03          0
    12335971                             O            07/01/33
    0
1




    8443010          U35/G01             F           74,900.00         ZZ
                                         360         74,757.49          1
                                       6.250            461.17        107
                                       6.000            461.17
    FRESNO           CA   93702          1            06/30/03         23
    0436234330                           05           08/01/03          0
    12331905                             O            07/01/33
    0


    8443056          U35/G01             F           92,700.00         ZZ
                                         360         92,642.38          1
                                       8.375            704.59        103
                                       8.125            704.59
    SHAWANO          WI   54166          5            07/03/03         23
    0436135800                           05           09/01/03          0
    12385700                             O            08/01/33
    0


    8443092          U35/G01             F          108,020.00         ZZ
                                         360        107,833.46          1
                                       6.750            700.62        107
                                       6.500            700.62
    FARMERSVILLE     CA   93223          5            06/30/03         23
    0436135206                           05           08/01/03          0
    12355294                             O            07/01/33
    0


    8443098          X67/G01             F          159,800.00         ZZ
                                         360        159,541.10          1
                                       7.250          1,090.12        103
                                       7.000          1,090.12
    NORTH LAS VEGAS  NV   89031          1            06/05/03         23
    0436142277                           05           08/01/03          0
    00286919                             O            07/01/33
    0


    8443260          X67/G01             F          262,315.00         ZZ
                                         360        261,862.03          1
                                       6.750          1,701.37        100
                                       6.500          1,701.37
    WINCHESTER AREA  CA   92596          1            06/12/03         23
    0436159131                           05           08/01/03          0
    00286117                             O            07/01/33
    0
1




    8444050          X67/G01             F          197,950.00         ZZ
                                         360        197,608.18          1
                                       6.750          1,283.90        107
                                       6.500          1,283.90
    SUFFERN          NY   10901          1            06/20/03         23
    0436132047                           01           08/01/03          0
    0000419428                           O            07/01/33
    0


    8444158          X88/G01             F          209,000.00         ZZ
                                         360        208,680.96          1
                                       7.375          1,443.51        103
                                       7.125          1,443.51
    PHOENIX          AZ   85041          1            06/27/03         23
    0436195291                           03           08/01/03          0
    1779                                 O            07/01/33
    0


    8444168          L86/G01             F          337,050.00         ZZ
                                         360        336,495.83          2
                                       7.000          2,242.40        104
                                       6.750          2,242.40
    (TUJUNGA AREA)   CA   91042          1            06/27/03         23
    0436159537                           05           08/01/03          0
    20515124                             O            07/01/33
    0


    8444170          N74/G01             F           82,400.00         ZZ
                                         360         82,286.21          1
                                       7.875            597.46        103
                                       7.625            597.46
    LITTLE ROCK      AR   72206          1            07/03/03         23
    0436160154                           05           08/03/03          0
    2200001174                           O            07/03/33
    0


    8444206          K15/G01             F          272,900.00         ZZ
                                         360        272,493.67          1
                                       7.500          1,908.16        103
                                       7.250          1,908.16
    NEWTOWN(SANDY H  CT   06482          5            06/24/03         23
    0436121172                           05           08/01/03          0
    013805516827                         O            07/01/33
    0
1




    8444416          737/G01             F          291,850.00         ZZ
                                         360        291,358.21          1
                                       6.875          1,917.25        103
                                       6.625          1,917.25
    FERNANDINA BEAC  FL   32034          1            06/30/03         23
    0436200133                           03           08/01/03          0
    6021621                              O            07/01/33
    0


    8444606          K15/G01             F          139,000.00         ZZ
                                         360        138,803.16          1
                                       7.750            995.81        103
                                       7.500            995.81
    MOUNT VERNON     WA   98273          5            06/25/03         23
    0436159149                           05           08/01/03          0
    021005510102                         O            07/01/33
    0


    8444720          U05/G01             F           42,700.00         ZZ
                                         360         42,631.50          1
                                       7.125            287.68         95
                                       6.875            287.68
    BALTIMORE        MD   21224          1            06/25/03         23
    0436143580                           07           08/01/03          0
    3375749                              N            07/01/33
    0


    8444782          313/G01             F          160,576.00         ZZ
                                         180        160,330.87          1
                                       7.375          1,109.06        100
                                       7.125          1,109.06
    MONROE           GA   30655          1            06/26/03         00
    0436249684                           03           08/01/03          0
    0009648254                           O            07/01/18
    0


    8444956          F34/G01             F          144,900.00         ZZ
                                         360        144,775.24          1
                                       6.750            939.82        105
                                       6.500            939.82
    BRICK            NJ   08724          1            07/01/03         23
    0436121032                           01           09/01/03          0
    32304048                             O            08/01/33
    0
1




    8445088          F34/G01             F          129,150.00         ZZ
                                         360        128,957.70          1
                                       7.500            903.04        105
                                       7.250            903.04
    PORTAGE          MI   49024          5            06/04/03         23
    0436121255                           05           08/01/03          0
    4800305005                           O            07/01/33
    0


    8445298          147/G01             F           86,000.00         ZZ
                                         360         85,807.34          1
                                       7.500            601.32        103
                                       7.250            601.32
    FOUNTAIN HILLS   AZ   85268          1            05/21/03         23
    0436116248                           01           07/01/03          0
    10546593                             O            06/01/33
    0


    8445410          J95/G01             F          177,550.00         ZZ
                                         360        177,250.81          1
                                       6.875          1,166.38        106
                                       6.625          1,166.38
    BELLEFONTE       PA   16823          1            06/27/03         23
    0436119002                           05           08/01/03          0
    0043517846                           O            07/01/33
    0


    8445414          U35/G01             F           99,395.00         ZZ
                                         360         99,267.80          1
                                       8.250            746.72        103
                                       8.000            746.72
    MICHIGAN CITY    IN   46360          1            07/01/03         23
    0436234371                           05           08/01/03          0
    123366391                            O            07/01/33
    0


    8445426          U35/G01             F           78,000.00         ZZ
                                         360         77,870.69          1
                                       7.000            518.94        100
                                       6.750            518.94
    APPLETON         WI   54914          1            06/30/03         23
    0436234421                           05           08/01/03          0
    12358173                             O            07/01/33
    0
1




    8445436          N74/G01             F          156,220.00         ZZ
                                         180        155,263.07          1
                                       7.375          1,437.10        107
                                       7.125          1,437.10
    WILLIAMSTON      SC   29697          5            06/26/03         23
    0436156426                           05           08/01/03          0
    0032735010                           O            07/01/18
    0


    8445610          T40/G01             F          157,290.00         ZZ
                                         360        157,151.22          1
                                       6.625          1,007.15        107
                                       6.375          1,007.15
    AVONDALE         AZ   85323          5            07/01/03         23
    0436381073                           05           09/01/03          0
    330009054649                         O            08/01/33
    0


    8446048          808/G01             F          153,470.00         ZZ
                                         360        152,753.46          1
                                       7.750          1,099.48        103
                                       7.500          1,099.48
    SANTA CLARITA    CA   91351          5            06/19/03         23
    0436175780                           01           08/01/03          0
    9507272                              O            07/01/33
    0


    8446062          T29/G01             F          206,872.00         ZZ
                                         360        206,556.21          1
                                       7.375          1,428.81         95
                                       7.125          1,428.81
    CHANDLER         AZ   85249          1            06/24/03         23
    0436117451                           03           08/01/03          0
    1587005                              O            07/01/33
    0


    8447008          147/G01             F          259,903.00         ZZ
                                         360        259,534.94          1
                                       7.750          1,861.98        107
                                       7.500          1,861.98
    OXNARD           CA   93035          1            06/12/03         23
    0436135313                           01           08/01/03          0
    10551246                             O            07/01/33
    0
1




    8447018          940/G01             F          263,680.00         ZZ
                                         360        263,246.46          1
                                       7.000          1,754.27        103
                                       6.750          1,754.27
    FULLERTON        CA   92833          1            06/25/03         23
    0436174296                           01           08/01/03          0
    40030889                             O            07/01/33
    0


    8447030          940/G01             F          128,250.00         ZZ
                                         360        128,028.54          1
                                       6.750            831.83         95
                                       6.500            831.83
    SAN BERNARDINO   CA   92404          1            06/27/03         23
    0436142095                           05           08/01/03          0
    40030897                             N            07/01/33
    0


    8447062          W35/G01             F           97,900.00         ZZ
                                         360         97,676.26          1
                                       7.400            677.84        100
                                       7.150            677.84
    WHITELAND        IN   46184          1            05/20/03         23
    0436223291                           04           07/01/03          0
    19852                                O            06/01/33
    0


    8447078          A42/G01             F          218,000.00         ZZ
                                         360        217,706.47          1
                                       8.000          1,599.61        103
                                       7.750          1,599.61
    APOPKA           FL   32712          5            06/14/03         23
    0436157507                           05           08/01/03          0
    1501464                              O            07/01/33
    0


    8447230          W94/G01             F          212,000.00         ZZ
                                         360        211,808.35          1
                                       6.500          1,339.98        100
                                       6.250          1,339.98
    SACRAMENTO       CA   95842          1            07/01/03         23
    0436247282                           05           09/01/03          0
    114210701                            O            08/01/33
    0
1




    8447276          N67/G01             F          161,710.00         ZZ
                                         180        161,612.04          1
                                       8.500          1,243.41        103
                                       8.250          1,243.41
    FARMINGTON       NM   87402          1            07/18/03         23
    0436274161                           05           09/01/03          0
    1                                    O            08/01/18
    0


    8447552          W40/G01             F          132,000.00         ZZ
                                         360        131,917.95          1
                                       8.375          1,003.30        103
                                       8.125          1,003.30
    TUCSON           AZ   85730          5            07/18/03         23
    0436258727                           03           09/01/03          0
    1000022533                           O            08/01/33
    0


    8447906          W35/G01             F          154,500.00         ZZ
                                         360        154,276.77          1
                                       7.650          1,096.20        103
                                       7.400          1,096.20
    FISHERS          IN   46038          5            06/23/03         23
    0436234678                           05           08/01/03          0
    21067                                O            07/01/33
    0


    8447942          E22/G01             F           60,000.00         ZZ
                                         360         59,944.43          1
                                       6.375            374.32        100
                                       6.125            374.32
    HOUSTON          TX   77015          1            07/09/03         23
    0417730405                           05           09/01/03          0
    0417730405                           O            08/01/33
    0


    8447962          E22/G01             F          150,800.00         ZZ
                                         360        150,660.33          1
                                       6.375            940.80        103
                                       6.125            940.80
    EUGENE           OR   97405          1            07/03/03         23
    0417756343                           05           09/01/03          0
    0417756343                           O            08/01/33
    0
1




    8448016          E22/G01             F          196,000.00         ZZ
                                         360        194,823.44          1
                                       6.500          1,238.85        106
                                       6.250          1,238.85
    LOS ANGELES      CA   90044          1            06/30/03         23
    0417807088                           05           09/01/03          0
    0417807088                           O            08/01/33
    0


    8448046          W35/G01             F           97,850.00         ZZ
                                         360         97,589.41          1
                                       7.990            717.31        103
                                       7.740            717.31
    COLUMBUS         IN   47201          1            05/30/03         23
    0436240329                           05           07/01/03          0
    20397                                O            06/01/33
    0


    8448068          E22/G01             F          300,000.00         ZZ
                                         360        299,765.97          1
                                       7.250          2,046.53        100
                                       7.000          2,046.53
    ADDISON          IL   60101          1            07/09/03         23
    0417031986                           05           09/01/03          0
    0417031986                           O            08/01/33
    0


    8448070          E22/G01             F          213,000.00         ZZ
                                         360        212,632.20          1
                                       6.750          1,381.51        102
                                       6.500          1,381.51
    EAST WENATCHEE   WA   98802          1            06/25/03         23
    0417034550                           05           08/01/03          0
    0417034550                           O            07/01/33
    0


    8448072          W78/G01             F          102,700.00         ZZ
                                         360        102,531.13          1
                                       7.000            683.27        107
                                       6.750            683.27
    HIALEAH          FL   33015          1            06/09/03         23
    0436126668                           01           08/01/03          0
    0041223769                           O            07/01/33
    0
1




    8448088          E22/G01             F           94,760.00         ZZ
                                         360         94,687.90          1
                                       7.375            654.48        103
                                       7.125            654.48
    LADSON           SC   29456          1            07/09/03         23
    0417149556                           05           09/01/03          0
    0417149556                           O            08/01/33
    0


    8448106          E22/G01             F          203,940.00         ZZ
                                         360        203,813.24          1
                                       8.375          1,550.09        103
                                       8.125          1,550.09
    MIAMI            FL   33126          1            07/09/03         23
    0417197878                           05           09/01/03          0
    0417197878                           O            08/01/33
    0


    8448110          W94/G01             F          245,000.00         ZZ
                                         360        244,773.08          1
                                       6.375          1,528.48        104
                                       6.125          1,528.48
    ROSEVILLE        CA   95678          1            07/02/03         23
    0436133920                           05           09/01/03          0
    0740443                              O            08/01/33
    0


    8448166          U96/G01             F          309,000.00         ZZ
                                         360        308,733.96          1
                                       6.750          2,004.17        103
                                       6.500          2,004.17
    HAWI             HI   96719          1            07/02/03         23
    0436164222                           05           09/01/03          0
    030600329                            O            08/01/33
    0


    8448232          R86/G01             F          208,000.00         ZZ
                                         360        207,765.92          1
                                       8.875          1,654.94        100
                                       8.625          1,654.94
    PHOENIX          AZ   85050          1            07/02/03         23
    0436137004                           03           08/01/03          0
    90306100                             O            07/01/33
    0
1




    8448244          E22/G01             F          260,000.00         ZZ
                                         360        258,614.44          2
                                       6.750          1,686.36        104
                                       6.500          1,686.36
    CHICAGO          IL   60624          1            07/09/03         23
    0417428398                           05           09/01/03          0
    0417428398                           O            08/01/33
    0


    8448248          E22/G01             F           79,610.00         ZZ
                                         360         79,541.46          1
                                       6.750            516.35         95
                                       6.500            516.35
    KANSAS CITY      MO   64114          1            07/09/03         23
    0417430352                           05           09/01/03          0
    0417430352                           N            08/01/33
    0


    8448250          E22/G01             F           78,375.00         ZZ
                                         360         78,307.52          1
                                       6.750            508.34         95
                                       6.500            508.34
    KANSAS CITY      MO   64110          1            07/09/03         23
    0417430485                           05           09/01/03          0
    0417430485                           N            08/01/33
    0


    8448252          E22/G01             F           67,640.00         ZZ
                                         360         67,581.77          1
                                       6.750            438.71         95
                                       6.500            438.71
    KANSAS CITY      MO   64130          1            07/09/03         23
    0417430725                           05           09/01/03          0
    0417430725                           N            08/01/33
    0


    8448258          E22/G01             F           74,670.00         ZZ
                                         360         74,605.71          1
                                       6.750            484.31         95
                                       6.500            484.31
    KANSAS CITY      MO   64132          1            07/09/03         23
    0417430915                           05           09/01/03          0
    0417430915                           N            08/01/33
    0
1




    8448332          E22/G01             F          156,000.00         ZZ
                                         360        155,868.94          1
                                       6.875          1,024.81        100
                                       6.625          1,024.81
    SOUTHFIELD       MI   48076          1            07/09/03         23
    0417578291                           05           09/01/03          0
    0417578291                           O            08/01/33
    0


    8448408          E22/G01             F          142,500.00         ZZ
                                         360        142,374.28          1
                                       6.625            912.44        104
                                       6.375            912.44
    SAINT LOUIS      MO   63109          5            07/03/03         23
    0417675733                           05           09/01/03          0
    0417675733                           O            08/01/33
    0


    8448448          W47/G01             F           44,650.00         ZZ
                                         360         44,585.16          1
                                       7.625            316.03         95
                                       7.375            316.03
    CHICAGO          IL   60628          1            07/03/03         23
    0436238281                           05           08/03/03          0
    WH030425                             N            07/03/33
    0


    8448478          J95/G01             F          148,000.00         ZZ
                                         360        147,738.10          1
                                       6.625            947.67        104
                                       6.375            947.67
    MARIETTA         GA   30008          2            06/25/03         23
    0436118772                           05           08/01/03          0
    0043809474                           O            07/01/33
    0


    8448578          W40/G01             F          227,000.00         ZZ
                                         360        226,662.01          1
                                       7.500          1,587.22         99
                                       7.250          1,587.22
    GILBERT          AZ   85296          5            06/30/03         23
    0436117634                           03           08/01/03          0
    100023161                            O            07/01/33
    0
1




    8448616          P29/G01             F          103,000.00         ZZ
                                         180        102,830.65          1
                                       7.000            685.26        103
                                       6.750            685.26
    MITCHELLVILLE    IA   50169          5            06/25/03         23
    0436249536                           05           08/01/03          0
    12300211                             O            07/01/18
    0


    8448714          P48/G01             F          186,120.00         ZZ
                                         360        185,849.72          1
                                       7.625          1,317.35         99
                                       7.375          1,317.35
    BLAINE           MN   55434          1            06/27/03         23
    0436111066                           09           08/01/03          0
    12342971                             O            07/01/33
    0


    8448772          K60/G01             F          250,000.00         ZZ
                                         360        249,546.75          1
                                       6.500          1,580.18        100
                                       6.250          1,580.18
    SOUTH OZONE PAR  NY   11420          1            07/01/03         23
    0436127138                           05           08/01/03          0
    78754                                O            07/01/33
    0


    8448774          Q78/G01             F          128,500.00         ZZ
                                         360        128,394.45          1
                                       6.990            854.06        104
                                       6.740            854.06
    GREENVILLE       OH   45331          5            07/02/03         23
    0436138143                           05           09/01/03          0
    732484                               O            08/01/33
    0


    8448788          Q78/G01             F           81,500.00         ZZ
                                         360         81,429.83          1
                                       6.750            528.61        106
                                       6.500            528.61
    TOPEKA           KS   66606          1            07/03/03         23
    0436138176                           05           09/01/03          0
    731848                               O            08/01/33
    0
1




    8448818          W50/G01             F          143,550.00         ZZ
                                         180        143,384.22          1
                                       8.750          1,129.31         99
                                       8.500          1,129.31
    BUFFALO          MN   55313          1            06/11/03         23
    0436176341                           05           08/01/03          0
    00030511                             O            07/01/18
    0


    8448828          W50/G01             F          199,000.00         ZZ
                                         180        198,764.18          1
                                       8.625          1,547.80        100
                                       8.375          1,547.80
    MOUND            MN   55364          1            06/30/03         23
    0436123681                           05           08/01/03          0
    00030840                             O            07/01/18
    0


    8448848          B39/G01             F          119,000.00         ZZ
                                         360        118,809.10          1
                                       7.125            801.73        100
                                       6.875            801.73
    SAINT CHARLES    MN   55972          1            06/30/03         23
    0436127674                           05           08/01/03          0
    20031729F                            O            07/01/33
    0


    8448976          B39/G01             F          131,500.00         ZZ
                                         360        131,293.13          1
                                       7.375            908.24        100
                                       7.125            908.24
    SOUTH ST. PAUL   MN   55075          1            06/30/03         23
    0436143325                           05           08/01/03          0
    20032159F                            O            07/01/33
    0


    8449008          B39/G01             F          255,250.00         ZZ
                                         360        254,830.26          2
                                       6.999          1,698.01        100
                                       6.749          1,698.01
    LEXINGTON        MN   55014          1            06/30/03         23
    0436111207                           05           08/01/03          0
    20032591F                            O            07/01/33
    0
1




    8449024          B39/G01             F          262,350.00         ZZ
                                         360        261,885.78          1
                                       6.625          1,679.86         99
                                       6.375          1,679.86
    ST FRANCIS       MN   55070          1            06/27/03         23
    0436127666                           05           08/01/03          0
    20032807F                            O            07/01/33
    0


    8449046          B39/G01             F          286,931.00         ZZ
                                         360        286,524.67          1
                                       7.750          2,055.61         99
                                       7.500          2,055.61
    BURNSVILLE       MN   55306          1            07/03/03         23
    0436111082                           09           08/01/03          0
    20032580F                            O            07/01/33
    0


    8449054          B39/G01             F           66,000.00         ZZ
                                         360         65,899.25          1
                                       7.375            455.85        100
                                       7.125            455.85
    CIRCLE PINES     MN   55014          1            06/30/03         23
    0436111108                           09           08/01/03          0
    20032805F                            O            07/01/33
    0


    8449168          M50/G01             F          119,995.00         ZZ
                                         180        119,849.09          1
                                       8.500            922.66        103
                                       8.250            922.66
    CHICAGO          IL   60628          2            06/09/03         23
    0436119044                           05           08/01/03          0
    2212256                              O            07/01/18
    0


    8449170          U35/G01             F          252,350.00         ZZ
                                         360        252,143.15          1
                                       7.000          1,678.89        103
                                       6.750          1,678.89
    CLOVIS           CA   93611          1            07/07/03         23
    0436234397                           05           09/01/03          0
    12434195                             O            08/01/33
    0
1




    8449172          964/G01             F          162,500.00         ZZ
                                         360        162,239.33          1
                                       7.125          1,094.79        100
                                       6.875          1,094.79
    BEND             OR   97702          1            06/27/03         23
    0436134688                           05           08/01/03          0
    469353                               O            07/01/33
    0


    8449174          R56/G01             F          240,750.00         ZZ
                                         360        240,354.15          1
                                       7.000          1,601.72        107
                                       6.750          1,601.72
    SUSANVILLE       CA   96130          5            06/19/03         00
    0436269732                           05           08/01/03          0
    03158131CA                           O            07/01/33
    0


    8449176          M50/G01             F          122,900.00         ZZ
                                         180        122,712.39          1
                                       7.375            848.84        100
                                       7.125            848.84
    CEDAR SPRINGS    MI   49319          1            06/26/03         23
    0436119937                           05           08/01/03          0
    2712482                              O            07/01/18
    0


    8449178          U35/G01             F           66,950.00         ZZ
                                         360         66,809.97          1
                                       7.375            462.41        103
                                       7.125            462.41
    NEW LONDON       WI   54961          1            06/30/03         23
    0436255186                           05           08/01/03          0
    12291581                             O            07/01/33
    0


    8449186          964/G01             F          271,000.00         ZZ
                                         360        270,520.50          2
                                       6.625          1,735.24        100
                                       6.375          1,735.24
    PORTLAND         OR   97202          1            06/26/03         23
    0436116289                           05           08/01/03          0
    427081                               O            07/01/33
    0
1




    8449188          M50/G01             F           81,320.00         ZZ
                                         180         81,201.91          1
                                       7.625            575.58        107
                                       7.375            575.58
    ELLWOOD CITY     PA   16117          1            06/24/03         23
    0436120174                           05           08/01/03          0
    3612288                              O            07/01/18
    0


    8449190          X81/G01             F          263,000.00         ZZ
                                         360        262,598.51          1
                                       7.375          1,816.48        100
                                       7.125          1,816.48
    ANDOVER          MN   55304          1            06/25/03         23
    0436268445                           05           08/01/03          0
    953407                               O            07/01/33
    0


    8449208          G51/G01             F          172,260.00         ZZ
                                         360        172,003.52          1
                                       7.500          1,204.47         99
                                       7.250          1,204.47
    NORTH LAS VEGAS  NV   89031          5            06/25/03         23
    0436121149                           05           08/01/03          0
    22001127                             O            07/01/33
    0


    8449210          313/G01             F          134,800.00         ZZ
                                         180        134,426.84          1
                                       7.125            908.18        107
                                       6.875            908.18
    BETTENDORF       IA   52722          2            06/19/03         23
    0436127310                           05           08/01/03          0
    0009580754                           O            07/01/18
    0


    8449212          964/G01             F          122,500.00         ZZ
                                         360        122,288.47          1
                                       6.750            794.53        100
                                       6.500            794.53
    LA PINE          OR   97739          1            06/26/03         23
    0436118715                           03           08/01/03          0
    443884                               O            07/01/33
    0
1




    8449224          F64/G01             F          134,930.00         ZZ
                                         360        134,774.18          1
                                       8.750          1,061.49        103
                                       8.500          1,061.49
    VIRGINIA BEACH   VA   23462          1            06/17/03         23
    0436114219                           03           08/01/03          0
    FEREB5800001043                      O            07/01/33
    0


    8449228          Q49/G01             F          123,450.00         ZZ
                                         360        123,358.38          1
                                       7.500            863.18        107
                                       7.250            863.18
    LELAND           NC   28451          5            07/03/03         23
    0436238455                           05           09/01/03          0
    19106003                             O            08/01/33
    0


    8449246          K15/G01             F          136,900.00         ZZ
                                         360        136,729.22          2
                                       8.375          1,040.54        103
                                       8.125          1,040.54
    WATERVLIET       NY   12211          5            06/24/03         23
    0436120687                           05           08/01/03          0
    030705517202                         O            07/01/33
    0


    8449248          964/G01             F          211,150.00         ZZ
                                         360        209,893.18          1
                                       6.750          1,369.52        103
                                       6.500          1,369.52
    COALINGA         CA   93210          1            06/17/03         23
    0436134092                           05           08/01/03          0
    418345                               O            07/01/33
    0


    8449250          P44/G01             F          172,600.00         ZZ
                                         360        172,355.57          2
                                       7.750          1,236.53        102
                                       7.500          1,236.53
    GARDNER          MA   01440          1            07/01/03         23
    0436119622                           05           08/01/03          0
    025729664                            O            07/01/33
    0
1




    8449384          642/G01             F          157,590.00         ZZ
                                         360        157,489.85          1
                                       8.375          1,197.80        103
                                       8.125          1,197.80
    COLORADO SPRING  CO   80906          1            07/03/03         23
    0436117204                           05           09/01/03          0
    05-1377-03                           O            08/01/33
    0


    8449414          N74/G01             F           92,597.00         ZZ
                                         360         92,481.50          1
                                       8.375            703.80        103
                                       8.125            703.80
    NORTH WILKESBOR  NC   28659          1            07/02/03         23
    0436201073                           05           08/02/03          0
    0032808010                           O            07/02/33
    0


    8449456          K15/G01             F          218,300.00         ZZ
                                         360        218,034.56          1
                                       8.500          1,678.54        103
                                       8.250          1,678.54
    SACRAMENTO       CA   95821          1            06/09/03         23
    0436120604                           05           08/01/03          0
    044200119905                         O            07/01/33
    0


    8449462          940/G01             F          196,936.00         ZZ
                                         360        196,657.12          1
                                       7.750          1,410.87        103
                                       7.500          1,410.87
    FONTANA AREA     CA   92335          1            06/24/03         23
    0436191944                           05           08/01/03          0
    40030854                             O            07/01/33
    0


    8449488          K15/G01             F           63,600.00         ZZ
                                         360         63,497.99          1
                                       7.125            428.48         95
                                       6.875            428.48
    EVANSVILLE       IN   47715          1            06/03/03         23
    0436130579                           05           08/01/03          0
    048700119276                         N            07/01/33
    0
1




    8449490          940/G01             F           99,750.00         ZZ
                                         360         99,670.24          1
                                       7.125            672.03         95
                                       6.875            672.03
    VICTORVILLE      CA   92392          1            07/02/03         23
    0436192827                           05           09/01/03          0
    24030126                             N            08/01/33
    0


    8449530          588/G01             F          181,900.00         ZZ
                                         360        181,562.15          1
                                       6.375          1,134.82        107
                                       6.125          1,134.82
    SPRINGFIELD TOW  PA   19075          1            06/30/03         23
    0436120901                           05           08/01/03          0
    1091571                              O            07/01/33
    0


    8449542          K15/G01             F          209,900.00         ZZ
                                         360        209,563.28          1
                                       7.125          1,414.14        100
                                       6.875          1,414.14
    MINT HILL        NC   28227          1            06/30/03         23
    0436121206                           05           08/01/03          0
    017105517035                         O            07/01/33
    0


    8449560          K15/G01             F          151,400.00         ZZ
                                         360        151,201.25          1
                                       8.125          1,124.14        103
                                       7.875          1,124.14
    PLANO            TX   75023          1            06/03/03         23
    0436119507                           05           08/01/03          0
    040300119130                         O            07/01/33
    0


    8449576          588/G01             F          211,270.00         ZZ
                                         360        210,914.00          1
                                       6.875          1,387.89        106
                                       6.625          1,387.89
    RARITAN TOWNSHI  NJ   08822          1            06/30/03         23
    0436123202                           05           08/01/03          0
    1089783                              O            07/01/33
    0
1




    8449688          588/G01             F          197,000.00         ZZ
                                         360        196,625.19          1
                                       6.250          1,212.96        105
                                       6.000          1,212.96
    ASTON TOWNSHIP   PA   19014          1            06/27/03         23
    0436123541                           03           08/01/03          0
    1097916                              O            07/01/33
    0


    8449728          Q64/G01             F          159,900.00         ZZ
                                         360        159,623.88          1
                                       6.750          1,037.11        100
                                       6.500          1,037.11
    COLUMBUS         GA   31904          1            06/27/03         23
    0436230437                           05           08/01/03          0
    2101100333                           O            07/01/33
    0


    8449756          Q64/G01             F           57,750.00         ZZ
                                         360         57,650.26          1
                                       6.750            374.57        107
                                       6.500            374.57
    FORT PIERCE      FL   34951          1            06/27/03         23
    0436382105                           03           08/01/03          0
    2111100631                           O            07/01/33
    0


    8449772          W42/G01             F          160,577.00         ZZ
                                         360        160,360.36          1
                                       7.990          1,177.14        103
                                       7.740          1,177.14
    BEECHER          IL   60401          1            07/01/03         23
    0436232946                           05           08/01/03          0
    33772787                             O            07/01/33
    0


    8449846          W42/G01             F          165,000.00         ZZ
                                         360        164,741.80          1
                                       7.250          1,125.59        100
                                       7.000          1,125.59
    HOMEWOOD         IL   60430          1            07/02/03         23
    0436232409                           05           08/02/03          0
    35944424                             O            07/02/33
    0
1




    8449848          588/G01             F          407,000.00         ZZ
                                         360        406,279.84          1
                                       6.625          2,606.07        105
                                       6.375          2,606.07
    DERWOOD          MD   20855          1            06/27/03         23
    0436137459                           05           08/01/03          0
    1097588                              O            07/01/33
    0


    8449852          588/G01             F          127,300.00         ZZ
                                         360        127,095.80          1
                                       7.125            857.64        104
                                       6.875            857.64
    RESTON           VA   20191          1            06/27/03         23
    0436127161                           01           08/01/03          0
    1097622                              O            07/01/33
    0


    8449928          588/G01             F          274,455.00         ZZ
                                         360        274,014.75          1
                                       7.125          1,849.05        107
                                       6.875          1,849.05
    HAZLET TOWNSHIP  NJ   07730          1            06/30/03         23
    0436124572                           05           08/01/03          0
    1095315                              O            07/01/33
    0


    8450890          P23/G01             F          164,800.00         ZZ
                                         360        164,689.19          1
                                       7.990          1,208.10        103
                                       7.740          1,208.10
    LOS ANGELES      CA   90002          5            07/02/03         23
    0436236012                           05           09/01/03          0
    WTL030000757                         O            08/01/33
    0


    8451132          642/G01             F          283,250.00         ZZ
                                         360        283,001.47          1
                                       7.250          1,932.26        103
                                       7.000          1,932.26
    CLAREMONT        CA   91711          1            07/03/03         23
    0436119630                           05           09/01/03          0
    05217103                             O            08/01/33
    0
1




    8451142          M45/G01             F          319,950.00         ZZ
                                         360        319,326.47          1
                                       6.125          1,944.05        100
                                       5.875          1,944.05
    YORKTOWN         VA   23693          1            06/04/03         23
    0436132526                           03           08/01/03          0
    A0431574                             O            07/01/33
    0


    8451166          U75/G01             F          116,390.00         ZZ
                                         360        116,248.48          1
                                       8.500            894.94        103
                                       8.250            894.94
    REDFORD          MI   48240          1            07/01/03         23
    0436224901                           05           08/01/03          0
    005855                               O            07/01/33
    0


    8451188          P57/G01             F           64,890.00         ZZ
                                         180         64,748.19          1
                                       7.625            459.29        103
                                       7.375            459.29
    FLINT            MI   48504          1            06/17/03         23
    0436124994                           05           07/17/03          0
    02101588                             O            06/17/18
    0


    8451214          W02/G01             F           76,220.00         ZZ
                                         360         76,160.89          1
                                       7.280            521.51        103
                                       7.030            521.51
    NASHVILLE        TN   37207          5            07/03/03         23
    0436134738                           05           09/01/03          0
    1002652699                           O            08/01/33
    0


    8451294          B28/G01             F          236,375.00         ZZ
                                         360        235,966.81          1
                                       6.750          1,533.13        102
                                       6.500          1,533.13
    PARKER           CO   80138          1            06/27/03         23
    0436122410                           05           08/01/03          0
    01600333                             O            07/01/33
    0
1




    8451492          E22/G01             F          129,780.00         ZZ
                                         360        129,690.68          1
                                       7.875            941.00        103
                                       7.625            941.00
    WEST VALLEY      UT   84128          5            07/01/03         23
    0416670289                           05           09/01/03          0
    0416670289                           O            08/01/33
    0


    8451494          E22/G01             F           89,000.00         ZZ
                                         360         88,932.28          1
                                       7.375            614.70         99
                                       7.125            614.70
    PINSON           AL   35126          1            07/10/03         23
    0416809218                           05           09/01/03          0
    0416809218                           O            08/01/33
    0


    8451502          E22/G01             F           75,050.00         ZZ
                                         360         74,920.41          1
                                       6.750            486.77         95
                                       6.500            486.77
    CLARKSVILLE      TN   37040          1            06/30/03         23
    0416901429                           05           08/01/03          0
    0416901429                           N            07/01/33
    0


    8451574          E22/G01             F          154,000.00         ZZ
                                         360        153,727.51          1
                                       6.625            986.08        103
                                       6.375            986.08
    PAYETTE          ID   83661          1            06/30/03         23
    0417274248                           05           08/01/03          0
    0417274248                           O            07/01/33
    0


    8451578          L20/G01             F           85,000.00         ZZ
                                         360         84,935.33          1
                                       7.375            587.07        100
                                       7.125            587.07
    JEROME           ID   83338          5            07/02/03         23
    0436191225                           05           09/01/03          0
    1151121518                           O            08/01/33
    0
1




    8451648          E22/G01             F          104,500.00         ZZ
                                         360        104,403.22          1
                                       6.375            651.94        106
                                       6.125            651.94
    GONZALES         LA   70737          1            07/09/03         23
    0417444965                           05           09/01/03          0
    0417444965                           O            08/01/33
    0


    8451656          E22/G01             F           44,650.00         ZZ
                                         360         44,616.02          1
                                       7.375            308.39         95
                                       7.125            308.39
    OMAHA            NE   68111          1            07/10/03         23
    0417481413                           05           09/01/03          0
    0417481413                           N            08/01/33
    0


    8451660          E22/G01             F          128,750.00         ZZ
                                         360        128,630.75          1
                                       6.375            803.23        103
                                       6.125            803.23
    NORTH PALM BEAC  FL   33408          1            07/10/03         23
    0417490414                           01           09/01/03          0
    0417490414                           O            08/01/33
    0


    8451670          E22/G01             F          256,746.00         ZZ
                                         360        256,513.90          1
                                       6.500          1,622.81        107
                                       6.250          1,622.81
    BAKERSFIELD      CA   93311          1            07/03/03         23
    0417514106                           05           09/01/03          0
    0417514106                           O            08/01/33
    0


    8451742          E22/G01             F           77,900.00         ZZ
                                         360         77,823.04          1
                                       7.750            558.09        100
                                       7.500            558.09
    COLUMBIA         SC   29229          1            07/10/03         23
    0417627403                           03           09/01/03          0
    0417627403                           O            08/01/33
    0
1




    8451744          E22/G01             F           96,500.00         ZZ
                                         360         96,418.92          1
                                       6.875            633.94        106
                                       6.625            633.94
    WHITE PIGEON     MI   49099          1            07/10/03         23
    0417634953                           05           09/01/03          0
    0417634953                           O            08/01/33
    0


    8451758          E22/G01             F          144,200.00         ZZ
                                         360        144,114.87          1
                                       8.625          1,121.57        103
                                       8.375          1,121.57
    OLATHE           KS   66062          1            07/10/03         23
    0417651775                           05           09/01/03          0
    0417651775                           O            08/01/33
    0


    8451796          E22/G01             F          134,500.00         ZZ
                                         360        134,378.41          1
                                       6.500            850.13        103
                                       6.250            850.13
    PHOENIX          AZ   85029          1            07/08/03         23
    0417724812                           05           09/01/03          0
    0417724812                           O            08/01/33
    0


    8451934          U75/G01             F          123,600.00         ZZ
                                         360        123,453.53          1
                                       8.625            961.35        103
                                       8.375            961.35
    WILLOWICK        OH   44095          1            06/19/03         23
    0436127351                           05           08/01/03          0
    005564                               O            07/01/33
    0


    8451972          U75/G01             F          209,000.00         ZZ
                                         360        208,876.61          1
                                       8.625          1,625.58        100
                                       8.375          1,625.58
    EAST CHINA       MI   48054          1            07/08/03         23
    0436149934                           05           09/01/03          0
    005765                               O            08/01/33
    0
1




    8452016          W02/G01             F          127,720.00         ZZ
                                         360        127,630.03          1
                                       7.760            915.89        103
                                       7.510            915.89
    DAVENPORT        FL   33897          5            07/01/03         23
    0436253926                           03           09/01/03          0
    1002645844                           O            08/01/33
    0


    8452034          624/G01             F          125,000.00         ZZ
                                         360        124,784.15          1
                                       6.750            810.75        100
                                       6.500            810.75
    HANFORD          CA   93230          1            06/20/03         23
    0436130454                           05           08/01/03          0
    1000036035                           O            07/01/33
    0


    8452050          A06/G01             F           77,250.00         ZZ
                                         360         77,183.48          1
                                       6.750            501.05        103
                                       6.500            501.05
    DETROIT          MI   48234          2            06/27/03         23
    0436305122                           05           09/01/03          0
    1                                    O            08/01/33
    0


    8452168          W02/G01             F          156,560.00         ZZ
                                         360        156,431.16          1
                                       6.980          1,039.50        103
                                       6.730          1,039.50
    LAKE WORTH       FL   33461          5            06/30/03         23
    0436253967                           05           09/01/03          0
    1002491776                           O            08/01/33
    0


    8452286          N74/G01             F          163,770.00         ZZ
                                         360        163,477.83          1
                                       8.625          1,273.79        103
                                       8.375          1,273.79
    TULSA            OK   74106          1            06/30/03         23
    0436126957                           05           07/30/03          0
    0032798010                           O            06/30/33
    0
1




    8452320          W02/G01             F           87,550.00         ZZ
                                         360         87,490.89          1
                                       7.970            640.59         98
                                       7.720            640.59
    SPRING HILL      FL   34610          5            07/02/03         23
    0436253801                           05           09/01/03          0
    10025502572                          O            08/01/33
    0


    8452638          E22/G01             F          262,389.00         ZZ
                                         360        262,189.34          1
                                       7.375          1,812.26        103
                                       7.125          1,812.26
    PAWLING          NY   12564          1            07/10/03         23
    0417782737                           05           09/01/03          0
    0417782737                           O            08/01/33
    0


    8452654          E22/G01             F          179,550.00         ZZ
                                         360        179,406.42          1
                                       7.125          1,209.66         95
                                       6.875          1,209.66
    AURORA           CO   80013          1            07/10/03         23
    0417838067                           05           09/01/03          0
    0417838067                           N            08/01/33
    0


    8452660          Q01/G01             F          171,000.00         ZZ
                                         360        170,745.39          1
                                       7.500          1,195.66        106
                                       7.250          1,195.66
    BAKERSFIELD      CA   93312          2            06/12/03         23
    0436200901                           05           08/01/03          0
    113633301                            O            07/01/33
    0


    8452664          E22/G01             F          101,475.00         ZZ
                                         360        101,395.84          1
                                       7.250            692.24         99
                                       7.000            692.24
    HOPEWELL         VA   23860          1            07/09/03         23
    0417971090                           05           09/01/03          0
    0417971090                           O            08/01/33
    0
1




    8452706          Q01/G01             F          194,400.00         ZZ
                                         360        194,098.20          1
                                       7.500          1,359.27        106
                                       7.250          1,359.27
    HENDERSON        NV   89015          2            06/04/03         23
    0436359160                           05           08/01/03          0
    153395                               O            07/01/33
    0


    8452726          U75/G01             F          135,000.00         ZZ
                                         360        134,788.74          1
                                       7.250            920.94        100
                                       7.000            920.94
    ST PAUL          MN   55110          1            07/03/03         23
    0436135693                           05           08/01/03          0
    5858                                 O            07/01/33
    0


    8452766          W50/G01             F          117,610.00         ZZ
                                         180        117,430.47          1
                                       7.375            812.30         95
                                       7.125            812.30
    SAINT CLOUD      MN   56301          1            06/27/03         23
    0436119101                           05           08/01/03          0
    00030888                             N            07/01/18
    0


    8452778          W50/G01             F          100,425.00         ZZ
                                         180        100,356.93          1
                                       7.950            733.39        103
                                       7.700            733.39
    BOVEY            MN   55709          1            07/03/03         23
    0436118962                           05           09/01/03          0
    00030960                             O            08/01/18
    0


    8452806          W50/G01             F          163,000.00         ZZ
                                         180        162,806.83          1
                                       8.625          1,267.80        100
                                       8.375          1,267.80
    RIVER FALLS      WI   54022          1            06/30/03         23
    0436118798                           05           08/01/03          0
    00030924                             O            07/01/18
    0
1




    8452808          X83/G01             F          120,900.00         ZZ
                                         360        120,700.82          1
                                       6.990            803.54        107
                                       6.740            803.54
    FAIRFIELD        OH   45014          2            07/08/03         23
    0436238414                           01           08/12/03          0
    8206173                              O            07/12/33
    0


    8452896          Q31/G01             F          130,000.00         ZZ
                                         360        129,770.88          1
                                       6.875            854.01        100
                                       6.625            854.01
    CALEXICO         CA   92231          1            06/27/03         23
    0436200182                           05           08/01/03          0
    VV89871                              O            07/01/33
    0


    8452902          642/G01             F          214,000.00         ZZ
                                         360        213,833.06          1
                                       7.250          1,459.86        107
                                       7.000          1,459.86
    COLORADO SPRING  CO   80911          2            07/03/03         23
    0436120034                           05           09/01/03          0
    05135203                             O            08/01/33
    0


    8453154          Y13/G01             F           93,500.00         ZZ
                                         180         93,428.86          1
                                       7.375            645.78        100
                                       7.125            645.78
    HOUSTON          TX   77039          1            07/09/03         23
    0436232680                           05           09/01/03          0
    990372                               O            08/01/18
    0


    8453480          G51/G01             F          212,367.00         ZZ
                                         360        212,170.30          1
                                       6.375          1,324.90        100
                                       6.125          1,324.90
    LAS VEGAS        NV   89113          1            07/08/03         23
    0436192181                           05           09/01/03          0
    22001226                             O            08/01/33
    0
1




    8453678          N67/G01             F           57,000.00         ZZ
                                         360         56,913.00          1
                                       7.375            393.68         95
                                       7.125            393.68
    LITHONIA         GA   30058          1            07/02/03         00
    0436122717                           07           08/01/03          0
    3254006832                           N            07/01/33
    0


    8453768          Q64/G01             F          169,000.00         ZZ
                                         360        168,728.90          1
                                       7.125          1,138.59        100
                                       6.875          1,138.59
    ATLANTA          GA   30312          1            06/27/03         23
    0436332399                           01           08/01/03          0
    0107876807                           O            07/01/33
    0


    8453820          Q64/G01             F          113,400.00         ZZ
                                         360        113,226.89          1
                                       7.375            783.23        107
                                       7.125            783.23
    LEXINGTON        KY   40505          5            06/25/03         23
    0436129753                           05           08/01/03          0
    0307939801                           O            07/01/33
    0


    8453852          588/G01             F          231,000.00         ZZ
                                         360        228,776.25          1
                                       6.875          1,517.51        105
                                       6.625          1,517.51
    PHILADELPHIA CI  PA   19130          1            06/27/03         23
    0436124325                           07           08/01/03          0
    1097438                              O            07/01/33
    0


    8453862          N46/G01             F          112,350.00         ZZ
                                         360        112,255.61          1
                                       6.875            738.06        107
                                       6.625            738.06
    TROUTMAN         NC   28166          5            07/01/03         23
    0436119572                           05           09/01/03          0
    0730581                              O            08/01/33
    0
1




    8453878          Q64/G01             F           80,650.00         ZZ
                                         360         80,510.73          1
                                       6.750            523.10         95
                                       6.500            523.10
    MONTGOMERY       AL   36109          1            06/27/03         23
    0436236830                           05           08/01/03          0
    0107986002                           N            07/01/33
    0


    8453886          U19/G01             F          117,700.00         ZZ
                                         360        117,593.60          1
                                       6.500            743.94        107
                                       6.250            743.94
    MESA             AZ   85208          1            07/03/03         23
    0436192165                           05           09/01/03          0
    11001295                             O            08/01/33
    0


    8453946          T23/G01             F          212,000.00         ZZ
                                         360        211,803.65          1
                                       6.375          1,322.60        104
                                       6.125          1,322.60
    SPRINGBORO       OH   45066          5            07/07/03         23
    0436118558                           05           09/01/03          0
    6595                                 O            08/01/33
    0


    8453954          Q64/G01             F          154,000.00         ZZ
                                         360        153,870.61          1
                                       6.875          1,011.68        105
                                       6.625          1,011.68
    WINDER           GA   30680          1            07/03/03         23
    0436236939                           05           09/01/03          0
    2102100267                           O            08/01/33
    0


    8453956          U75/G01             F          137,000.00         ZZ
                                         360        136,815.17          1
                                       7.990          1,004.30        100
                                       7.740          1,004.30
    ALLIANCE         OH   44601          1            06/30/03         23
    0436150627                           05           08/01/03          0
    005747                               O            07/01/33
    0
1




    8453970          W08/G01             F          101,850.00         ZZ
                                         360        101,765.69          1
                                       6.950            674.19         97
                                       6.700            674.19
    MIAMI            FL   33176          1            07/03/03         23
    0436141428                           01           09/01/03          0
    033486MG                             O            08/01/33
    0


    8454006          253/G01             F          225,800.00         ZZ
                                         360        225,472.10          1
                                       7.625          1,598.20        103
                                       7.375          1,598.20
    GILBERT          AZ   85234          1            06/30/03         23
    0436118723                           03           08/01/03          0
    476062                               O            07/01/33
    0


    8454014          W94/G01             F          298,000.00         ZZ
                                         360        297,730.61          1
                                       6.500          1,883.56        104
                                       6.250          1,883.56
    LINCOLN          CA   95648          1            07/02/03         00
    0436158208                           05           09/01/03          0
    0740445                              O            08/01/33
    0


    8454018          L16/G01             F          123,900.00         ZZ
                                         360        123,805.72          1
                                       7.375            855.75        100
                                       7.125            855.75
    BEDFORD          OH   44146          1            07/08/03         23
    0436226070                           05           09/01/03          0
    10239                                O            08/01/33
    0


    8454048          R17/G01             F           45,450.00         ZZ
                                         360         45,373.40          1
                                       6.875            298.58        107
                                       6.625            298.58
    WASHINGTON       PA   15301          1            06/27/03         23
    0436136824                           05           08/01/03          0
    1000352650                           O            07/01/33
    0
1




    8454064          B39/G01             F          202,274.00         ZZ
                                         360        201,965.22          1
                                       7.375          1,397.06        100
                                       7.125          1,397.06
    MINNEAPOLIS      MN   55417          1            06/27/03         23
    0436122352                           05           08/01/03          0
    20032589F                            O            07/01/33
    0


    8454100          G52/G01             F          108,000.00         ZZ
                                         360        107,835.13          1
                                       7.375            745.93        100
                                       7.125            745.93
    WICHITA          KS   67207          1            06/23/03         23
    0436151039                           05           08/01/03          0
    9900012008                           O            07/01/33
    0


    8454128          B39/G01             F          160,500.00         ZZ
                                         360        160,380.89          1
                                       7.500          1,122.24        100
                                       7.250          1,122.24
    SAINT PAUL       MN   55117          1            07/10/03         23
    0436122287                           05           09/01/03          0
    22033029F                            O            08/01/33
    0


    8454140          M45/G01             F          125,000.00         ZZ
                                         360        124,818.47          1
                                       7.625            884.75        100
                                       7.375            884.75
    HOWELL           NJ   07731          1            06/16/03         23
    0436192918                           01           08/01/03          0
    A0481858                             O            07/01/33
    0


    8454172          X83/G01             F          182,160.00         ZZ
                                         360        181,859.91          1
                                       6.990          1,210.69         99
                                       6.740          1,210.69
    SWANSEA          IL   62226          1            07/11/03         23
    0436221626                           05           08/11/03          0
    8206185                              O            07/11/33
    0
1




    8454174          E57/G01             F          110,000.00         ZZ
                                         360        109,814.65          1
                                       6.875            722.62        100
                                       6.625            722.62
    MADERA           CA   93638          1            06/23/03         23
    0436141832                           05           08/01/03          0
    13005238                             O            07/01/33
    0


    8454182          964/G01             F          165,000.00         ZZ
                                         360        164,693.53          1
                                       6.375          1,029.39         99
                                       6.125          1,029.39
    SPARKS           NV   89434          1            06/19/03         23
    0436125215                           05           08/01/03          0
    422568                               O            07/01/33
    0


    8454188          E57/G01             F          156,000.00         ZZ
                                         360        155,703.19          1
                                       6.250            960.52        100
                                       6.000            960.52
    FRESNO           CA   93704          1            06/13/03         23
    0436141576                           05           08/01/03          0
    13005211                             O            07/01/33
    0


    8454232          964/G01             F          154,500.00         ZZ
                                         360        154,269.96          1
                                       7.500          1,080.29        103
                                       7.250          1,080.29
    PHOENIX          AZ   85015          1            06/24/03         23
    0436125017                           05           08/01/03          0
    463946                               O            07/01/33
    0


    8454238          940/G01             F          279,150.00         ZZ
                                         360        278,667.97          1
                                       6.750          1,810.56         99
                                       6.500          1,810.56
    RIVERSIDE        CA   92509          5            06/23/03         00
    0436161376                           05           08/01/03          0
    60030004                             O            07/01/33
    0
1




    8454286          964/G01             F           96,000.00         ZZ
                                         360         95,830.13          1
                                       6.625            614.70        100
                                       6.375            614.70
    LAS VEGAS        NV   89128          1            06/19/03         23
    0436124903                           01           08/01/03          0
    440926                               O            07/01/33
    0


    8454406          964/G01             F          285,000.00         ZZ
                                         360        284,777.68          1
                                       7.250          1,944.20         95
                                       7.000          1,944.20
    PASO ROBLES      CA   93446          1            07/01/03         23
    0436123525                           05           09/01/03          0
    474848                               O            08/01/33
    0


    8454440          B39/G01             F          175,655.00         ZZ
                                         360        175,386.85          2
                                       7.375          1,213.21         95
                                       7.125          1,213.21
    ANOKA            MN   55303          1            06/27/03         23
    0436122253                           05           08/01/03          0
    20032715F                            N            07/01/33
    0


    8454444          964/G01             F          254,925.00         ZZ
                                         360        254,462.84          1
                                       6.500          1,611.30        103
                                       6.250          1,611.30
    FRESNO           CA   93720          1            06/19/03         23
    0436122535                           05           08/01/03          0
    451664                               O            07/01/33
    0


    8454466          B39/G01             F          165,000.00         ZZ
                                         360        164,788.85          1
                                       8.250          1,239.59        100
                                       8.000          1,239.59
    MONTROSE         MN   55304          1            06/27/03         23
    0436240691                           05           08/01/03          0
    20032446F                            O            07/01/33
    0
1




    8454506          964/G01             F          147,800.00         ZZ
                                         360        147,556.99          1
                                       7.000            983.32        103
                                       6.750            983.32
    DENTON           TX   76210          1            06/18/03         23
    0436128391                           05           08/01/03          0
    411110                               O            07/01/33
    0


    8454598          964/G01             F          118,450.00         ZZ
                                         360        118,245.47          1
                                       6.750            768.26        103
                                       6.500            768.26
    PHOENIX          AZ   85053          1            06/20/03         23
    0436122832                           05           08/01/03          0
    438341                               O            07/01/33
    0


    8454658          X83/G01             F          163,600.00         ZZ
                                         360        163,330.48          1
                                       6.990          1,087.34        107
                                       6.740          1,087.34
    DAVISON          MI   48423          1            07/02/03         23
    0436261945                           05           08/02/03          0
    8400826                              O            07/02/33
    0


    8454666          964/G01             F          128,000.00         ZZ
                                         360        127,823.24          1
                                       7.875            928.09        103
                                       7.625            928.09
    WASHINGTON       UT   84780          5            06/23/03         23
    0436159933                           05           08/01/03          0
    062303                               O            07/01/33
    0


    8454732          964/G01             F          110,000.00         ZZ
                                         360        109,663.46          1
                                       6.625            704.34        105
                                       6.375            704.34
    SAGINAW          TX   76131          1            06/26/03         23
    0436122907                           03           08/01/03          0
    467989                               O            07/01/33
    0
1




    8454740          X83/G01             F          153,200.00         ZZ
                                         360        153,074.18          1
                                       6.990          1,018.21        106
                                       6.740          1,018.21
    MAUMEE           OH   43537          2            07/03/03         23
    0436160162                           05           08/09/03          0
    8400831                              O            07/09/33
    0


    8454786          X83/G01             F           94,053.00         ZZ
                                         360         93,971.26          1
                                       6.740            609.40        107
                                       6.490            609.40
    TOLEDO           OH   43615          1            07/01/03         23
    0436142673                           05           08/01/03          0
    8400823                              O            07/01/33
    0


    8454874          W40/G01             F          207,193.00         ZZ
                                         360        207,031.37          1
                                       7.250          1,413.42        106
                                       7.000          1,413.42
    PHOENIX          AZ   85020          5            07/07/03         23
    0436142681                           05           09/01/03          0
    100024381                            O            08/01/33
    0


    8455058          U05/G01             F           75,000.00         T
                                         360         74,876.68          1
                                       7.000            498.98        100
                                       6.750            498.98
    CASA GRANDE      AZ   85222          1            06/16/03         23
    0436227565                           05           08/01/03          0
    3371024                              O            07/01/33
    0


    8455180          U05/G01             F           74,500.00         ZZ
                                         360         74,383.41          1
                                       7.250            508.22        100
                                       7.000            508.22
    SAN ANTONIO      TX   78216          1            06/30/03         23
    0436279483                           05           08/01/03          0
    3372558                              O            07/01/33
    0
1




    8455310          T29/G01             F           65,883.00         ZZ
                                         360         65,794.85          1
                                       8.625            512.43         99
                                       8.375            512.43
    PRINCETON        MO   64673          5            06/27/03         23
    0436126569                           05           08/01/03          0
    1585571                              O            07/01/33
    0


    8455436          T09/G01             F          204,455.00         ZZ
                                         360        204,158.10          1
                                       7.625          1,447.12        103
                                       7.375          1,447.12
    RANCHO CORDOVA   CA   95670          1            06/20/03         23
    0436229736                           05           08/01/03          0
    2003002408                           O            07/01/33
    0


    8455732          Q30/G01             F          175,260.00         ZZ
                                         360        174,957.37          1
                                       6.750          1,136.73        100
                                       6.500          1,136.73
    KEMPTON          PA   19529          1            06/20/03         23
    0436232367                           05           08/01/03          0
    21023468                             O            07/01/33
    0


    8455806          J95/G01             F          197,000.00         ZZ
                                         360        196,683.98          1
                                       7.125          1,327.23        107
                                       6.875          1,327.23
    TAOS             NM   87571          1            06/25/03         23
    0436165617                           05           08/01/03          0
    0043683309                           O            07/01/33
    0


    8455846          W40/G01             F          162,148.00         ZZ
                                         360        161,906.58          1
                                       7.500          1,133.76        101
                                       7.250          1,133.76
    CHANDLER         AZ   85224          5            06/25/03         23
    0436234140                           03           08/01/03          0
    100023284                            O            07/01/33
    0
1




    8455848          W40/G01             F          177,000.00         T
                                         360        176,847.61          1
                                       6.750          1,148.02         96
                                       6.500          1,148.02
    PHOENIX          AZ   85050          1            07/07/03         23
    0436126817                           05           09/01/03          0
    100024242                            O            08/01/33
    0


    8455886          W40/G01             F           86,520.00         ZZ
                                         360         86,417.48          1
                                       8.625            672.94        103
                                       8.375            672.94
    DETROIT          MI   48224          5            06/30/03         23
    0436217798                           05           08/01/03          0
    101078147                            O            07/01/33
    0


    8456366          E22/G01             F          180,250.00         ZZ
                                         360        179,815.55          1
                                       8.500          1,385.97        100
                                       8.250          1,385.97
    SOUTHFIELD       MI   48034          5            05/21/03         23
    0416238855                           05           07/01/03          0
    0416238855                           O            06/01/33
    0


    8456382          E22/G01             F           85,490.00         ZZ
                                         360         85,444.51          1
                                       9.125            695.57        103
                                       8.875            695.57
    FREMONT          OH   43420          1            07/11/03         23
    0416922441                           05           09/01/03          0
    0416922441                           O            08/01/33
    0


    8456384          E22/G01             F           41,200.00         ZZ
                                         360         41,154.83          1
                                       9.000            331.50        103
                                       8.750            331.50
    TULSA            OK   74107          1            07/11/03         23
    0416973329                           05           08/01/03          0
    0416973329                           O            07/01/33
    0
1




    8456414          E22/G01             F          126,260.00         ZZ
                                         360        126,151.29          1
                                       6.750            818.92        107
                                       6.500            818.92
    LIBERTY          MO   64068          1            07/11/03         23
    0417202785                           05           09/01/03          0
    0417202785                           O            08/01/33
    0


    8456416          E22/G01             F           79,000.00         ZZ
                                         360         78,866.88          1
                                       6.875            518.97        100
                                       6.625            518.97
    LEWISBURG        TN   37091          1            06/30/03         23
    0417203817                           05           08/01/03          0
    0417203817                           O            07/01/33
    0


    8456428          E22/G01             F          244,000.00         ZZ
                                         360        243,366.21          1
                                       6.750          1,582.58        107
                                       6.500          1,582.58
    GROSSE POINTE F  MI   48236          1            05/30/03         23
    0417232436                           05           07/01/03          0
    0417232436                           O            06/01/33
    0


    8456442          E22/G01             F          126,350.00         ZZ
                                         360        126,241.22          1
                                       6.750            819.50         95
                                       6.500            819.50
    VICTORVILLE      CA   92392          1            07/05/03         23
    0417323722                           05           09/01/03          0
    0417323722                           N            08/01/33
    0


    8456446          E22/G01             F          222,500.00         ZZ
                                         360        222,293.92          1
                                       6.375          1,388.11        106
                                       6.125          1,388.11
    LA MESA          CA   91941          1            07/03/03         23
    0417336252                           01           09/01/03          0
    0417336252                           O            08/01/33
    0
1




    8456460          E22/G01             F           90,000.00         ZZ
                                         360         89,926.23          1
                                       7.000            598.77        100
                                       6.750            598.77
    BROADVIEW        IL   60155          1            07/11/03         23
    0417377231                           05           09/01/03          0
    0417377231                           O            08/01/33
    0


    8456538          E22/G01             F          145,350.00         ZZ
                                         360        145,221.76          1
                                       6.625            930.69         95
                                       6.375            930.69
    TAMPA            FL   33624          1            07/11/03         23
    0417457009                           03           09/01/03          0
    0417457009                           N            08/01/33
    0


    8456566          E22/G01             F          131,800.00         ZZ
                                         360        131,706.98          1
                                       7.750            944.23        103
                                       7.500            944.23
    BAKERSFIELD      CA   93305          1            07/07/03         23
    0417487634                           05           09/01/03          0
    0417487634                           O            08/01/33
    0


    8456662          E22/G01             F          122,570.00         ZZ
                                         360        122,479.03          1
                                       7.500            857.03        103
                                       7.250            857.03
    BENBROOK         TX   76126          1            07/11/03         23
    0417729704                           05           09/01/03          0
    0417729704                           O            08/01/33
    0


    8456666          E22/G01             F          129,800.00         ZZ
                                         360        129,612.93          1
                                       6.375            809.78        104
                                       6.125            809.78
    WATERFORD        MI   48328          1            07/11/03         23
    0417738507                           05           09/01/03          0
    0417738507                           O            08/01/33
    0
1




    8456724          E22/G01             F          197,700.00         ZZ
                                         360        197,512.42          1
                                       6.250          1,217.27        103
                                       6.000          1,217.27
    LAS VEGAS        NV   89147          1            07/09/03         23
    0417857109                           05           09/01/03          0
    0417857109                           O            08/01/33
    0


    8456754          E22/G01             F           65,000.00         ZZ
                                         360         64,907.95          1
                                       7.750            465.67        100
                                       7.500            465.67
    DETROIT          MI   48227          1            06/25/03         23
    0417582731                           05           08/01/03          0
    0417582731                           O            07/01/33
    0


    8456778          E22/G01             F           86,500.00         ZZ
                                         360         86,437.40          1
                                       7.625            612.24        100
                                       7.375            612.24
    YUKON            OK   73099          1            07/11/03         23
    0417627338                           05           09/01/03          0
    0417627338                           O            08/01/33
    0


    8456790          E22/G01             F           60,770.00         ZZ
                                         360         60,713.71          1
                                       6.375            379.13        103
                                       6.125            379.13
    BRIGHTON         MO   65617          1            07/11/03         23
    0417671146                           05           09/01/03          0
    0417671146                           O            08/01/33
    0


    8456804          E22/G01             F          125,000.00         T
                                         360        124,889.71          1
                                       6.625            800.39        100
                                       6.375            800.39
    PLAINWELL        MI   49080          1            07/11/03         23
    0417689775                           05           09/01/03          0
    0417689775                           O            08/01/33
    0
1




    8456826          E22/G01             F          121,540.00         ZZ
                                         360        121,430.12          1
                                       6.500            768.22        103
                                       6.250            768.22
    NEWPORT NEWS     VA   23608          1            07/11/03         23
    0417715612                           05           09/01/03          0
    0417715612                           O            08/01/33
    0


    8457186          E30/G01             F          107,000.00         ZZ
                                         360        106,903.27          1
                                       6.500            676.31        104
                                       6.250            676.31
    CLEARWATER       FL   33759          1            07/02/03         23
    0436138218                           05           09/01/03          0
    032209WH                             O            08/01/33
    0


    8457520          U42/G01             F          119,532.00         ZZ
                                         360        119,434.02          1
                                       7.000            795.25         95
                                       6.750            795.25
    FORT WORTH       TX   76262          1            07/03/03         23
    0436196166                           05           09/01/03          0
    24300982                             N            08/01/33
    0


    8457576          Y19/G01             F          141,500.00         ZZ
                                         360        141,267.36          1
                                       7.000            941.40        105
                                       6.750            941.40
    BELCAMP          MD   21017          1            07/01/03         23
    0436175509                           09           08/01/03          0
    103937                               O            07/01/33
    0


    8457686          B28/G01             F          115,056.00         ZZ
                                         360        114,880.36          1
                                       7.375            794.67        100
                                       7.125            794.67
    LAKEWOOD         CO   80228          1            06/27/03         23
    0436149686                           01           08/01/03          0
    01803859                             O            07/01/33
    0
1




    8457778          588/G01             F          272,847.00         ZZ
                                         360        272,488.83          1
                                       8.125          2,025.88        103
                                       7.875          2,025.88
    BENSALEM TOWNSH  PA   19020          1            06/27/03         23
    0436130678                           05           08/01/03          0
    1093248                              O            07/01/33
    0


    8457908          588/G01             F          104,000.00         ZZ
                                         360        103,815.45          1
                                       7.000            691.91        106
                                       6.750            691.91
    NAZARETH BOROUG  PA   18064          1            06/27/03         23
    0436133003                           05           08/01/03          0
    1097788                              O            07/01/33
    0


    8457910          Y26/G01             F          179,000.00         ZZ
                                         360        178,690.91          1
                                       6.750          1,160.99        106
                                       6.500          1,160.99
    SPANAWAY         WA   98387          2            06/18/03         23
    0436146492                           05           08/01/03          0
    931003488                            O            07/01/33
    0


    8457924          E65/G01             F          132,800.00         ZZ
                                         360        132,638.53          1
                                       8.500          1,021.12        103
                                       8.250          1,021.12
    SAINT CLAIR SHO  MI   48080          5            06/23/03         23
    0436147854                           05           08/01/03          0
    260000                               O            07/01/33
    0


    8457978          588/G01             F          221,000.00         ZZ
                                         360        220,645.49          1
                                       7.125          1,488.92        100
                                       6.875          1,488.92
    BALTIMORE        MD   21230          1            07/03/03         23
    0436131775                           07           08/01/03          0
    1097430                              O            07/01/33
    0
1




    8458092          B39/G01             F          165,800.00         ZZ
                                         360        165,534.03          1
                                       7.125          1,117.03        100
                                       6.875          1,117.03
    HUDSON           WI   54016          1            06/27/03         23
    0436240626                           09           08/01/03          0
    20032142F                            O            07/01/33
    0


    8458118          H76/G01             F          106,800.00         ZZ
                                         360        106,731.90          1
                                       8.250            802.35        103
                                       8.000            802.35
    ROANOKE          VA   24017          5            07/02/03         23
    0436132500                           05           09/01/03          0
    2003484796                           O            08/01/33
    0


    8458206          Q87/G01             F          101,650.00         ZZ
                                         180        100,978.43          1
                                       6.500            885.48        102
                                       6.250            885.48
    MILLBROOK        AL   36054          2            06/27/03         23
    0436184253                           05           08/02/03          0
    LERA01                               O            07/02/18
    0


    8458374          X07/G01             F          270,000.00         ZZ
                                         360        269,794.54          1
                                       7.375          1,864.83        100
                                       7.125          1,864.83
    NEW BERLIN       WI   53151          1            07/03/03         23
    0436139992                           05           09/01/03          0
    6910001028                           O            08/01/33
    0


    8458720          J95/G01             F          106,000.00         ZZ
                                         360        105,610.02          1
                                       7.000            705.23        101
                                       6.750            705.23
    CHESNEE          SC   29323          1            06/23/03         23
    0436137475                           05           08/01/03          0
    0043484625                           O            07/01/33
    0
1




    8458770          Y19/G01             F          164,650.00         ZZ
                                         360        164,511.68          1
                                       6.875          1,081.63        107
                                       6.625          1,081.63
    ABINGDON         MD   21009          1            07/01/03         23
    0436175772                           09           09/01/03          0
    104024                               O            08/01/33
    0


    8458820          H76/G01             F          169,750.00         ZZ
                                         360        169,620.83          1
                                       7.375          1,172.43        103
                                       7.125          1,172.43
    ENDICOTT         NY   13760          5            07/09/03         23
    0436161962                           05           09/01/03          0
    2003496240                           O            08/01/33
    0


    8458894          H76/G01             F          191,300.00         ZZ
                                         360        191,147.01          1
                                       7.125          1,288.83        103
                                       6.875          1,288.83
    ROANOKE          VA   24015          5            07/10/03         23
    0436161624                           05           09/01/03          0
    2003496173                           O            08/01/33
    0


    8458924          K15/G01             F          325,200.00         ZZ
                                         360        324,638.45          1
                                       6.750          2,109.24        107
                                       6.500          2,109.24
    JOPPA            MD   21085          5            06/24/03         23
    0436151658                           05           08/01/03          0
    013405517286                         O            07/01/33
    0


    8459016          967/G01             F          169,000.00         ZZ
                                         360        168,714.99          1
                                       6.875          1,110.21        100
                                       6.625          1,110.21
    SPANAWAY         WA   98387          1            06/27/03         23
    0436146336                           05           08/01/03          0
    6849178                              O            07/01/33
    0
1




    8459040          X81/G01             F          136,833.00         ZZ
                                         360        136,634.29          1
                                       7.625            968.50         97
                                       7.375            968.50
    EAGAN            MN   55123          1            06/26/03         23
    0436133490                           01           08/01/03          0
    953408                               O            07/01/33
    0


    8459070          S64/G01             F           72,100.00         ZZ
                                         360         72,055.19          1
                                       8.375            548.01        103
                                       8.125            548.01
    MILLERSBURG      IN   46543          5            07/08/03         23
    0436152391                           05           09/01/03          0
    03360085                             O            08/01/33
    0


    8459084          H76/G01             F          241,560.00         ZZ
                                         360        241,389.50          1
                                       7.750          1,730.57         99
                                       7.500          1,730.57
    WHITE LAKE       MI   48383          5            07/08/03         23
    0436136980                           05           09/01/03          0
    2003493383                           O            08/01/33
    0


    8459178          H76/G01             F          181,500.00         ZZ
                                         360        181,331.89          1
                                       6.375          1,132.33         96
                                       6.125          1,132.33
    PLAINFIELD       IL   60544          5            07/10/03         23
    0436136279                           05           09/01/03          0
    2003500506                           O            08/01/33
    0


    8459182          T76/G01             F          126,325.00         ZZ
                                         360        126,150.57          1
                                       7.875            915.94        103
                                       7.625            915.94
    WAUKEGAN         IL   60087          2            07/09/03         23
    0436269484                           09           08/14/03          0
    11702                                O            07/14/33
    0
1




    8459298          T76/G01             F           90,500.00         ZZ
                                         360         90,351.20          1
                                       7.000            602.10        101
                                       6.750            602.10
    COLLINSVILLE     IL   62234          1            07/07/03         23
    0436136097                           05           08/07/03          0
    11692                                O            07/07/33
    0


    8459304          H76/G01             F          126,500.00         ZZ
                                         360        126,408.44          1
                                       7.625            895.36        103
                                       7.375            895.36
    ST. LOUIS        MO   63104          5            07/10/03         23
    0436135537                           05           09/01/03          0
    2003498335                           O            08/01/33
    0


    8459410          Q64/G01             F           87,000.00         ZZ
                                         360         86,863.87          1
                                       7.250            593.49        100
                                       7.000            593.49
    STUART           FL   34994          1            07/03/03         23
    0436188205                           01           08/01/03          0
    2111100602                           O            07/01/33
    0


    8459426          964/G01             F          116,905.00         ZZ
                                         360        116,735.23          1
                                       7.625            827.45        103
                                       7.375            827.45
    DALLAS           TX   75204          1            06/26/03         23
    0436138234                           05           08/01/03          0
    430385                               O            07/01/33
    0


    8459496          M50/G01             F           47,025.00         ZZ
                                         180         46,970.68          1
                                       8.750            369.95         95
                                       8.500            369.95
    BALTO            MD   21212          1            06/24/03         23
    0436225882                           07           08/01/03          0
    3312234                              O            07/01/18
    0
1




    8459510          964/G01             F          249,950.00         ZZ
                                         360        249,568.45          1
                                       7.375          1,726.34        100
                                       7.125          1,726.34
    SEATTLE          WA   98126          1            06/25/03         23
    0436128490                           05           08/01/03          0
    447593                               O            07/01/33
    0


    8459708          964/G01             F          146,000.00         ZZ
                                         360        145,728.84          1
                                       6.375            910.85        100
                                       6.125            910.85
    POMONA           CA   91767          1            06/22/03         23
    0436159693                           01           08/01/03          0
    449587                               O            07/01/33
    0


    8459724          M50/G01             F           80,750.00         ZZ
                                         180         80,626.74          2
                                       7.375            557.72         95
                                       7.125            557.72
    COLUMBUS         OH   43205          1            06/20/03         23
    0436231732                           05           08/01/03          0
    3012424                              N            07/01/18
    0


    8459770          532/G01             F          199,000.00         ZZ
                                         360        198,840.86          1
                                       7.125          1,340.70         98
                                       6.875          1,340.70
    REDDING          CA   96001          5            07/07/03         23
    0436124960                           05           09/01/03          0
    PF03154                              O            08/01/33
    0


    8459774          964/G01             F          115,360.00         ZZ
                                         360        115,183.90          1
                                       7.375            796.76        103
                                       7.125            796.76
    FARMERSVILLE     CA   93223          1            06/19/03         23
    0436128318                           05           08/01/03          0
    464753                               O            07/01/33
    0
1




    8459854          964/G01             F          245,000.00         ZZ
                                         360        244,566.49          1
                                       6.625          1,568.76        107
                                       6.375          1,568.76
    REDMOND          WA   98052          5            06/18/03         23
    0436160295                           03           08/01/03          0
    419344                               O            07/01/33
    0


    8459868          532/G01             F          117,315.00         ZZ
                                         360        117,234.26          1
                                       7.875            850.62         99
                                       7.625            850.62
    VERNAL           UT   84078          2            06/30/03         23
    0436124044                           05           09/01/03          0
    PF03165                              O            08/01/33
    0


    8459890          H49/G01             F          150,500.00         ZZ
                                         360        150,198.59          1
                                       6.750            976.14         98
                                       6.500            976.14
    PEORIA           AZ   85345          2            07/02/03         23
    0436214050                           05           09/01/03          0
    378408                               O            08/01/33
    0


    8459894          K15/G01             F          122,700.00         ZZ
                                         360        122,383.37          1
                                       6.750            795.83         99
                                       6.500            795.83
    COLUMBUS         OH   43223          5            06/25/03         23
    0436152334                           05           08/01/03          0
    027805509920                         O            07/01/33
    0


    8459898          U85/G01             F          125,725.00         ZZ
                                         180        125,537.80          1
                                       7.500            879.09        107
                                       7.250            879.09
    APPLETON         WI   54914          1            07/01/03         23
    0436161368                           05           08/01/03          0
    1                                    O            07/01/18
    0
1




    8459986          H49/G01             F           95,000.00         ZZ
                                         360         94,934.62          1
                                       7.875            688.82        100
                                       7.625            688.82
    MARKHAM          IL   60426          1            07/03/03         23
    0436126544                           05           09/01/03          0
    378848                               O            08/01/33
    0


    8459992          642/G01             F           93,900.00         ZZ
                                         360         93,741.77          1
                                       6.875            616.86        105
                                       6.625            616.86
    DES MOINES       IA   50315          1            06/30/03         23
    0436135644                           05           08/01/03          0
    06189903                             O            07/01/33
    0


    8459994          940/G01             F          188,000.00         ZZ
                                         360        187,539.92          1
                                       6.500          1,188.29        105
                                       6.250          1,188.29
    PERRIS           CA   92571          1            07/01/03         23
    0436126981                           05           09/01/03          0
    61030165                             O            08/01/33
    0


    8460008          R54/G01             F          171,200.00         ZZ
                                         360        170,951.40          1
                                       7.625          1,211.74        107
                                       7.375          1,211.74
    ALABASTER        AL   35007          5            06/24/03         23
    0436138010                           05           08/01/03          0
    2000006631                           O            07/01/33
    0


    8460014          B44/G01             F          382,950.00         ZZ
                                         360        382,586.64          1
                                       6.250          2,357.89        107
                                       6.000          2,357.89
    DAVIS            CA   95616          1            07/08/03         23
    0436148191                           05           09/01/03          0
    2032803                              O            08/01/33
    0
1




    8460022          940/G01             F          189,000.00         ZZ
                                         360        188,613.66          1
                                       5.875          1,118.01        100
                                       5.625          1,118.01
    BLOOMINGTON      CA   92316          1            06/26/03         23
    0436200232                           05           08/01/03          0
    40030926                             O            07/01/33
    0


    8460024          J40/G01             F          107,000.00         ZZ
                                         360        106,819.71          1
                                       6.875            702.91        107
                                       6.625            702.91
    CLINTON          TN   37716          5            06/26/03         23
    0436143341                           05           08/01/03          0
    1129361                              O            07/01/33
    0


    8460048          W53/G01             F          118,347.00         ZZ
                                         360        118,195.54          1
                                       8.250            889.11        103
                                       8.000            889.11
    CARMEL           IN   46032          1            06/20/03         23
    0436293807                           01           08/01/03          0
    5201549300                           O            07/01/33
    0


    8460264          J95/G01             F          493,500.00         ZZ
                                         360        492,668.42          1
                                       6.875          3,241.94        107
                                       6.625          3,241.94
    FREDERICK        MD   21704          1            06/25/03         23
    0436143978                           03           08/01/03          0
    0043810449                           O            07/01/33
    0


    8460270          W39/G01             F          130,500.00         ZZ
                                         360        130,384.86          1
                                       6.625            835.61        103
                                       6.375            835.61
    LITTLE ELM       TX   75068          1            07/01/03         23
    0436167670                           05           09/01/03          0
    PN135430                             O            08/01/33
    0
1




    8460308          M50/G01             F           66,495.00         ZZ
                                         180         66,444.41          1
                                       7.375            459.26        100
                                       7.125            459.26
    KALAMAZOO        MI   49048          1            07/08/03         23
    0436225841                           05           09/01/03          0
    2712404                              O            08/01/18
    0


    8460472          W30/G01             F          274,900.00         ZZ
                                         360        274,469.81          1
                                       7.250          1,875.30        100
                                       7.000          1,875.30
    LOWELL           MA   01852          1            06/26/03         23
    0436247050                           05           08/01/03          0
    03050160                             O            07/01/33
    0


    8461318          B23/G01             F          246,000.00         ZZ
                                         360        245,812.81          2
                                       7.375          1,699.06        100
                                       7.125          1,699.06
    LOS ANGELES      CA   90003          1            07/01/03         23
    0436200968                           05           09/01/03          0
    80001606                             O            08/01/33
    0


    8461390          U18/G01             F          129,900.00         ZZ
                                         360        129,819.26          1
                                       8.375            987.33        100
                                       8.125            987.33
    BIRMINGHAM       AL   35235          1            07/09/03         23
    0436325880                           05           09/01/03          0
    AL0416780007                         O            08/01/33
    0


    8461402          X94/G01             F          192,000.00         ZZ
                                         360        191,651.24          1
                                       6.490          1,212.31        103
                                       6.240          1,212.31
    NEW BRIGHTON     MN   55112          1            06/27/03         23
    0436152458                           05           08/01/03          0
    991363                               O            07/01/33
    0
1




    8461454          P48/G01             F          278,000.00         ZZ
                                         360        277,670.56          1
                                       8.625          2,162.26        100
                                       8.375          2,162.26
    GOLDEN           CO   80403          1            06/27/03         23
    0436131338                           05           08/01/03          0
    12257482                             O            07/01/33
    0


    8461476          P29/G01             F          124,900.00         ZZ
                                         360        124,795.07          1
                                       6.875            820.50        100
                                       6.625            820.50
    WEST FARGO       ND   58078          1            07/10/03         23
    0436130264                           05           09/01/03          0
    7956488                              O            08/01/33
    0


    8461490          U05/G01             F          145,000.00         ZZ
                                         360        144,889.67          1
                                       7.375          1,001.48        100
                                       7.125          1,001.48
    ROSLYN           WA   98941          1            07/01/03         23
    0436150221                           05           09/01/03          0
    3345549                              O            08/01/33
    0


    8461686          E57/G01             F          133,550.00         ZZ
                                         360        132,928.17          1
                                       6.250            822.29        105
                                       6.000            822.29
    DOS PALOS        CA   93620          1            06/25/03         23
    0436186373                           05           08/01/03          0
    13005159                             O            07/01/33
    0


    8461730          J95/G01             F          131,600.00         ZZ
                                         360        131,378.24          1
                                       6.875            864.52        107
                                       6.625            864.52
    GLENDALE         AZ   85304          2            06/23/03         23
    0436142582                           05           08/01/03          0
    0043837442                           O            07/01/33
    0
1




    8461736          U18/G01             F           73,000.00         ZZ
                                         360         72,888.57          1
                                       7.375            504.19        100
                                       7.125            504.19
    MIDFIELD         AL   35228          1            07/01/03         23
    0436354237                           05           08/01/03          0
    AL0419985101                         O            07/01/33
    0


    8461790          T23/G01             F          148,320.00         ZZ
                                         360        148,195.39          1
                                       6.875            974.36        103
                                       6.625            974.36
    WEST CARROLLTON  OH   45449          1            07/07/03         23
    0436230049                           05           09/01/03          0
    6597                                 O            08/01/33
    0


    8461798          N67/G01             F          181,900.00         ZZ
                                         360        181,570.23          1
                                       6.500          1,149.73        107
                                       6.250          1,149.73
    MIAMI            FL   33177          1            06/30/03         23
    0436132740                           05           08/01/03          0
    3254006919                           O            07/01/33
    0


    8461884          M50/G01             F           97,500.00         ZZ
                                         180         97,351.16          1
                                       7.375            673.41        100
                                       7.125            673.41
    RAPID CITY       SD   57701          1            07/01/03         23
    0436225791                           05           08/01/03          0
    6012435                              O            07/01/18
    0


    8461934          E22/G01             F          125,660.00         ZZ
                                         360        125,564.39          1
                                       7.375            867.90        103
                                       7.125            867.90
    DALLAS           TX   75204          1            07/10/03         23
    0417647831                           01           09/01/03          0
    0417647831                           O            08/01/33
    0
1




    8461942          L20/G01             F           85,493.00         T
                                         360         85,421.17          1
                                       6.875            561.63        107
                                       6.625            561.63
    PAYETTE          ID   83661          1            07/03/03         23
    0436220644                           05           09/01/03          0
    1151070211                           O            08/01/33
    0


    8461966          E22/G01             F           68,350.00         T
                                         360         68,297.99          1
                                       7.375            472.08        106
                                       7.125            472.08
    SHELTON          WA   98584          1            07/09/03         23
    0417662830                           05           09/01/03          0
    0417662830                           O            08/01/33
    0


    8462012          E22/G01             F          144,400.00         ZZ
                                         360        144,281.63          1
                                       7.000            960.70         95
                                       6.750            960.70
    DULUTH           MN   55803          1            07/14/03         23
    0417725694                           05           09/01/03          0
    0417725694                           N            08/01/33
    0


    8462046          E22/G01             F          222,500.00         ZZ
                                         360        222,293.92          1
                                       6.375          1,388.11        106
                                       6.125          1,388.11
    WOODLAND         CA   95695          1            07/08/03         23
    0417753134                           05           09/01/03          0
    0417753134                           O            08/01/33
    0


    8462100          E22/G01             F          143,925.00         ZZ
                                         360        143,793.30          2
                                       7.125            969.65         95
                                       6.875            969.65
    SPRING LAKE      MI   49456          1            07/14/03         23
    0417767373                           05           09/01/03          0
    0417767373                           N            08/01/33
    0
1




    8462120          U75/G01             F          160,000.00         ZZ
                                         360        159,755.76          1
                                       7.375          1,105.08        100
                                       7.125          1,105.08
    PINCKNEY         MI   48169          1            06/26/03         23
    0436178412                           05           08/01/03          0
    005779                               O            07/01/33
    0


    8462130          E22/G01             F          149,350.00         ZZ
                                         360        149,241.90          1
                                       7.625          1,057.09        103
                                       7.375          1,057.09
    SACRAMENTO       CA   95815          1            07/08/03         23
    0417838935                           05           09/01/03          0
    0417838935                           O            08/01/33
    0


    8462144          E22/G01             F          194,000.00         ZZ
                                         360        193,824.62          1
                                       6.500          1,226.21        100
                                       6.250          1,226.21
    FORT COLLINS     CO   80525          1            07/14/03         23
    0417879657                           03           09/01/03          0
    0417879657                           O            08/01/33
    0


    8462146          E22/G01             F           65,405.00         ZZ
                                         360         65,294.10          1
                                       7.000            435.14        103
                                       6.750            435.14
    PLATTSBURG       MO   64477          1            07/14/03         23
    0417908159                           05           09/01/03          0
    0417908159                           O            08/01/33
    0


    8462154          E22/G01             F          356,000.00         ZZ
                                         360        355,685.91          1
                                       6.625          2,279.51        106
                                       6.375          2,279.51
    DUVALL           WA   98019          1            07/10/03         23
    0416945541                           05           09/01/03          0
    0416945541                           O            08/01/33
    0
1




    8462170          W40/G01             F          179,000.00         ZZ
                                         360        178,876.82          1
                                       7.875          1,297.87        103
                                       7.625          1,297.87
    MESA             AZ   85203          5            07/03/03         23
    0436141261                           05           09/01/03          0
    100023908                            O            08/01/33
    0


    8462198          E22/G01             F          122,570.00         ZZ
                                         360        122,489.82          1
                                       8.125            910.08        103
                                       7.875            910.08
    SPOKANE          WA   99217          2            07/01/03         23
    0416782571                           05           09/01/03          0
    0416782571                           O            08/01/33
    0


    8462202          N67/G01             F           77,900.00         ZZ
                                         360         77,834.55          2
                                       6.875            511.75         95
                                       6.625            511.75
    TUCSON           AZ   85706          1            07/08/03         23
    0436236368                           05           09/01/03          0
    1960002159                           N            08/01/33
    0


    8462234          E22/G01             F          295,000.00         ZZ
                                         360        294,758.19          1
                                       7.000          1,962.64        107
                                       6.750          1,962.64
    WALDORF          MD   20603          5            07/09/03         23
    0417210630                           03           09/01/03          0
    0417210630                           O            08/01/33
    0


    8462252          E22/G01             F          101,650.00         ZZ
                                         360        101,560.31          1
                                       6.625            650.88        103
                                       6.375            650.88
    YORK             PA   17403          2            07/09/03         23
    0417244100                           05           09/01/03          0
    0417244100                           O            08/01/33
    0
1




    8462258          E22/G01             F          133,900.00         ZZ
                                         360        133,803.08          1
                                       7.625            947.74        103
                                       7.375            947.74
    UPPER LAKE       CA   95485          1            06/30/03         23
    0417266343                           05           09/01/03          0
    0417266343                           O            08/01/33
    0


    8462312          E22/G01             F          191,065.00         ZZ
                                         360        190,936.80          1
                                       8.000          1,401.97        103
                                       7.750          1,401.97
    CHESAPEAKE       VA   23322          5            07/09/03         23
    0417338654                           05           09/01/03          0
    0417338654                           O            08/01/33
    0


    8462356          E22/G01             F          165,000.00         ZZ
                                         360        164,858.91          1
                                       6.875          1,083.93        100
                                       6.625          1,083.93
    MODESTO          CA   95351          1            07/02/03         23
    0417414927                           05           09/01/03          0
    0417414927                           O            08/01/33
    0


    8462362          E22/G01             F          136,000.00         ZZ
                                         360        135,899.07          1
                                       7.500            950.93        100
                                       7.250            950.93
    SPRING           TX   77388          1            07/14/03         23
    0417418522                           03           09/01/03          0
    0417418522                           O            08/01/33
    0


    8462366          E22/G01             F          195,000.00         ZZ
                                         360        193,987.22          1
                                       6.125          1,184.84        105
                                       5.875          1,184.84
    LOS BANOS        CA   93635          1            07/08/03         23
    0417418894                           05           09/01/03          0
    0417418894                           O            08/01/33
    0
1




    8462374          E22/G01             F          245,030.00         ZZ
                                         360        244,819.03          1
                                       6.750          1,589.26        107
                                       6.500          1,589.26
    PEMBROKE PINES   FL   33028          1            07/09/03         23
    0417434388                           03           09/01/03          0
    0417434388                           O            08/01/33
    0


    8462400          E22/G01             F           68,495.00         ZZ
                                         360         68,444.16          1
                                       7.500            478.93        103
                                       7.250            478.93
    OKLAHOMA CITY    OK   73114          2            07/09/03         23
    0417464468                           05           09/01/03          0
    0417464468                           O            08/01/33
    0


    8462404          E22/G01             F          300,000.00         ZZ
                                         360        299,765.97          1
                                       7.250          2,046.53        102
                                       7.000          2,046.53
    WEST SIMSBURY    CT   06092          1            07/14/03         23
    0417464492                           05           09/01/03          0
    0417464492                           O            08/01/33
    0


    8462418          E22/G01             F          173,700.00         ZZ
                                         360        173,567.83          1
                                       7.375          1,199.70        103
                                       7.125          1,199.70
    RICHMOND         VA   23227          2            07/08/03         23
    0417487246                           05           09/01/03          0
    0417487246                           O            08/01/33
    0


    8462450          E22/G01             F          130,675.00         ZZ
                                         360        130,553.97          1
                                       6.375            815.24        107
                                       6.125            815.24
    WALLS            MS   38680          1            07/11/03         23
    0417521531                           05           09/01/03          0
    0417521531                           O            08/01/33
    0
1




    8462570          Q14/G01             F          136,372.00         ZZ
                                         360        136,278.15          1
                                       7.875            988.79        103
                                       7.625            988.79
    MESA             AZ   85204          1            07/02/03         23
    0436182505                           05           09/01/03          0
    00003-13117                          O            08/01/33
    0


    8462586          Q14/G01             F           64,350.00         ZZ
                                         180         64,265.52          1
                                       8.125            477.80         99
                                       7.875            477.80
    NEVADA           IA   50201          1            06/25/03         23
    0436135420                           05           08/01/03          0
    00003-14209                          O            07/01/18
    0


    8462618          Q14/G01             F          180,000.00         ZZ
                                         360        179,781.15          1
                                       8.500          1,384.04        103
                                       8.250          1,384.04
    BELLEVUE         NE   68123          2            06/24/03         23
    0436187835                           05           08/01/03          0
    00003-13951                          O            07/01/33
    0


    8462788          K15/G01             F          126,600.00         ZZ
                                         360        126,438.00          1
                                       8.250            951.10        103
                                       8.000            951.10
    BOCA RATON       FL   33428          1            06/03/03         23
    0436154900                           09           08/01/03          0
    050200119443                         O            07/01/33
    0


    8462822          K15/G01             F          112,000.00         ZZ
                                         360        111,845.33          1
                                       7.875            812.08        103
                                       7.625            812.08
    KISSIMMEE        FL   34741          5            06/25/03         23
    0436154983                           05           08/01/03          0
    009305509147                         O            07/01/33
    0
1




    8462902          F89/G01             F          216,300.00         ZZ
                                         360        215,907.88          1
                                       6.500          1,367.16        103
                                       6.250          1,367.16
    ONTARIO          CA   91764          1            06/26/03         23
    0436175640                           05           08/01/03          0
    31099                                O            07/01/33
    0


    8462966          G34/G01             F          486,500.00         ZZ
                                         360        485,325.90          1
                                       7.125          3,277.64        103
                                       6.875          3,277.64
    LAS VEGAS        NV   89139          1            05/14/03         23
    0436246193                           05           07/01/03          0
    77304034                             O            06/01/33
    0


    8462980          R17/G01             F          348,050.00         ZZ
                                         360        347,419.00          1
                                       6.500          2,199.92        107
                                       6.250          2,199.92
    NAZARETH         PA   18064          1            06/30/03         23
    0436138424                           05           08/01/03          0
    1000348287                           O            07/01/33
    0


    8462990          W53/G01             F          103,360.00         ZZ
                                         360        103,134.13          1
                                       7.625            731.58         95
                                       7.375            731.58
    LOCUST GROVE     GA   30248          1            05/19/03         23
    0436431407                           05           07/01/03          0
    051903                               N            06/01/33
    0


    8463288          Q64/G01             F           95,500.00         ZZ
                                         360         95,326.85          1
                                       6.500            603.63         96
                                       6.250            603.63
    ORLANDO          FL   32822          5            06/26/03         23
    0436244743                           07           08/01/03          0
    2109100993                           O            07/01/33
    0
1




    8463326          J95/G01             F          167,890.00         ZZ
                                         360        167,755.74          1
                                       7.125          1,131.11        103
                                       6.875          1,131.11
    KANSAS CITY      MO   64063          1            07/01/03         23
    0436142871                           05           09/01/03          0
    0043482090                           O            08/01/33
    0


    8463376          Y40/G01             F          140,000.00         ZZ
                                         360        139,893.47          1
                                       7.375            966.95        100
                                       7.125            966.95
    BUFORD           GA   30519          1            07/03/03         23
    0436223770                           05           09/01/03          0
    51104186                             O            08/01/33
    0


    8463422          964/G01             F          144,200.00         ZZ
                                         360        143,951.00          1
                                       6.750            935.28        103
                                       6.500            935.28
    FRESNO           CA   93726          1            06/23/03         23
    0436145171                           05           08/01/03          0
    456392                               O            07/01/33
    0


    8463458          964/G01             F          116,000.00         ZZ
                                         360        115,789.70          1
                                       6.500            733.20         93
                                       6.250            733.20
    LEWISVILLE       TX   75067          1            06/27/03         23
    0436444657                           05           08/01/03          0
    434540                               O            07/01/33
    0


    8463476          964/G01             F          279,500.00         ZZ
                                         360        279,247.33          1
                                       6.500          1,766.63        104
                                       6.250          1,766.63
    EUGENE           OR   97405          1            07/02/03         23
    0436197081                           05           09/01/03          0
    446223                               O            08/01/33
    0
1




    8463494          G52/G01             F          153,000.00         ZZ
                                         360        152,729.27          1
                                       6.625            979.68        100
                                       6.375            979.68
    ALBUQUERQUE      NM   87111          1            06/27/03         23
    0436219927                           05           08/01/03          0
    5605007110                           O            07/01/33
    0


    8463506          964/G01             F          195,000.00         ZZ
                                         360        194,823.72          1
                                       6.500          1,232.53        100
                                       6.250          1,232.53
    LAFAYETTE        OR   97127          1            07/01/03         23
    0436229298                           05           09/01/03          0
    446218                               O            08/01/33
    0


    8463516          X64/G01             F          213,200.00         ZZ
                                         360        213,064.05          1
                                       8.250          1,601.70        103
                                       8.000          1,601.70
    SOUTHFIELD       MI   48076          5            07/07/03         23
    0436141840                           05           09/01/03          0
    0000008510                           O            08/01/33
    0


    8463522          964/G01             F          175,440.00         ZZ
                                         360        175,158.58          1
                                       7.125          1,181.97        106
                                       6.875          1,181.97
    NORTH LAS VEGAS  NV   89032          5            06/25/03         23
    0436152854                           05           08/01/03          0
    430527                               O            07/01/33
    0


    8463592          S53/G01             F          216,300.00         ZZ
                                         360        216,162.07          1
                                       8.250          1,624.99        103
                                       8.000          1,624.99
    COLORADO SPRING  CO   80922          5            07/11/03         23
    0436279392                           05           09/01/03          0
    9848668000                           O            08/01/33
    0
1




    8463596          X67/G01             F          294,250.00         ZZ
                                         360        293,983.99          1
                                       6.500          1,859.86        107
                                       6.250          1,859.86
    TEMPLETON        CA   93465          1            07/11/03         23
    0436191258                           05           09/01/03          0
    0000419140                           O            08/01/33
    0


    8463666          Q31/G01             F          130,000.00         ZZ
                                         360        129,888.07          1
                                       6.750            843.18        100
                                       6.500            843.18
    CALEXICO         CA   92231          1            07/09/03         23
    0436222228                           05           09/01/03          0
    VV89872                              O            08/01/33
    0


    8463686          R54/G01             F          139,050.00         ZZ
                                         360        138,965.77          1
                                       8.500          1,069.17        103
                                       8.250          1,069.17
    BATON ROUGE      LA   70810          2            07/07/03         23
    0436138242                           05           09/01/03          0
    1000002377                           O            08/01/33
    0


    8463700          967/G01             F          170,450.00         ZZ
                                         360        170,247.85          1
                                       7.375          1,177.26        107
                                       7.125          1,177.26
    BEAVERTON        OR   97006          5            06/30/03         23
    0436198949                           05           09/01/03          0
    6808117                              O            08/01/33
    0


    8464556          U35/G01             F          115,875.00         ZZ
                                         360        115,801.11          1
                                       8.250            870.53        103
                                       8.000            870.53
    CEDAR RAPIDS     IA   52403          2            07/09/03         23
    0436207930                           05           09/01/03          0
    12433087                             O            08/01/33
    0
1




    8464800          U35/G01             F          161,570.00         ZZ
                                         360        161,416.70          1
                                       6.250            994.81        107
                                       6.000            994.81
    FRESNO           CA   93722          5            07/07/03         23
    0436272728                           05           09/01/03          0
    12398185                             O            08/01/33
    0


    8464830          588/G01             F          214,000.00         ZZ
                                         360        213,602.54          1
                                       6.375          1,335.08        107
                                       6.125          1,335.08
    ABINGTON         PA   19001          1            07/02/03         23
    0436134902                           05           08/01/03          0
    1094406                              O            07/01/33
    0


    8465132          588/G01             F          282,700.00         ZZ
                                         360        282,456.60          1
                                       6.750          1,833.59        103
                                       6.500          1,833.59
    STERLING         VA   20164          1            07/08/03         23
    0436147409                           09           09/01/03          0
    1100065                              O            08/01/33
    0


    8465142          588/G01             F          150,850.00         ZZ
                                         360        150,556.02          1
                                       6.125            916.58        107
                                       5.875            916.58
    ROCKVILLE        MD   20853          1            06/27/03         23
    0436147821                           01           08/01/03          0
    1098484                              O            07/01/33
    0


    8465252          P48/G01             F          197,700.00         ZZ
                                         360        197,465.72          1
                                       8.625          1,537.69        103
                                       8.375          1,537.69
    ROBBINSDALE      MN   55422          5            06/24/03         23
    0436238018                           05           08/01/03          0
    12283655                             O            07/01/33
    0
1




    8465698          W35/G01             F           56,000.00         ZZ
                                         360         55,924.45          1
                                       7.990            410.52         97
                                       7.740            410.52
    TERRE HAUTE      IN   47804          5            06/24/03         23
    0436148514                           05           08/01/03          0
    20933                                O            07/01/33
    0


    8465738          T76/G01             F          180,180.00         ZZ
                                         360        180,017.12          1
                                       6.500          1,138.86         99
                                       6.250          1,138.86
    LANSING          MI   48911          5            07/03/03         23
    0436199939                           05           08/09/03          0
    0344432                              O            07/09/33
    0


    8465846          U81/G01             F           51,300.00         ZZ
                                         360         51,213.63          1
                                       6.880            337.18         95
                                       6.630            337.18
    MORRISTOWN       TN   37814          1            06/30/03         23
    0436249247                           05           08/01/03          0
    1800006198                           O            07/01/33
    0


    8466078          N46/G01             F          153,000.00         ZZ
                                         360        152,479.21          1
                                       6.750            992.36        106
                                       6.500            992.36
    PFAFFTOWN        NC   27040          5            07/07/03         23
    0436227888                           05           09/01/03          0
    114872901                            O            08/01/33
    0


    8466252          W35/G01             F           43,850.00         ZZ
                                         360         43,765.68          1
                                       7.990            321.45        100
                                       7.740            321.45
    RIDGEVILLE       IN   47380          1            06/20/03         23
    0436182596                           05           08/01/03          0
    20794                                O            07/01/33
    0
1




    8466288          N46/G01             F          142,000.00         ZZ
                                         360        141,868.48          1
                                       6.375            885.90        104
                                       6.125            885.90
    GREENVILLE       NC   27834          1            07/11/03         23
    0436226039                           05           09/01/03          0
    116449001                            O            08/01/33
    0


    8466602          Q64/G01             F          101,650.00         ZZ
                                         360        101,498.63          1
                                       7.500            710.76        107
                                       7.250            710.76
    MEMPHIS          TN   38115          1            06/30/03         23
    0436343503                           05           08/01/03          0
    2105100837                           O            07/01/33
    0


    8466820          Q64/G01             F          233,810.00         ZZ
                                         360        233,478.88          1
                                       7.750          1,675.05        103
                                       7.500          1,675.05
    MEMPHIS          TN   38128          5            06/30/03         23
    0436239412                           05           08/01/03          0
    0307986703                           O            07/01/33
    0


    8467262          X67/G01             F          122,000.00         ZZ
                                         360        121,809.07          1
                                       7.250            832.26        100
                                       7.000            832.26
    CHINO            CA   91710          1            06/23/03         00
    0436303077                           01           08/01/03          0
    00287766                             O            07/01/33
    0


    8467528          X01/G01             F           89,610.00         ZZ
                                         360         89,503.80          1
                                       8.625            696.98        103
                                       8.375            696.98
    HOUSTON          TX   77049          1            06/30/03         23
    0436153324                           05           08/01/03          0
    034182                               O            07/01/33
    0
1




    8467606          W02/G01             F          150,000.00         ZZ
                                         360        149,882.05          1
                                       7.210          1,019.20        103
                                       6.960          1,019.20
    FORT MYERS       FL   33919          5            07/06/03         23
    0436254031                           05           09/01/03          0
    1002591526                           O            08/01/33
    0


    8467640          X01/G01             F          211,150.00         ZZ
                                         360        210,899.78          1
                                       8.625          1,642.30        103
                                       8.375          1,642.30
    KATY             TX   77494          1            06/20/03         23
    0436234900                           05           08/01/03          0
    034114                               O            07/01/33
    0


    8467768          W94/G01             F          111,500.00         ZZ
                                         360        111,401.62          1
                                       6.625            713.95        104
                                       6.375            713.95
    SACRAMENTO       CA   95833          1            07/10/03         23
    0436232524                           01           09/01/03          0
    0740553                              O            08/01/33
    0


    8467840          W02/G01             F          170,000.00         ZZ
                                         360        169,857.32          1
                                       6.880          1,117.35        104
                                       6.630          1,117.35
    OCALA            FL   34471          5            07/08/03         23
    0436253991                           05           09/01/03          0
    1002676443                           O            08/01/33
    0


    8467854          W94/G01             F          323,400.00         ZZ
                                         360        323,134.91          1
                                       7.000          2,151.59        103
                                       6.750          2,151.59
    SACRAMENTO       CA   95819          1            07/08/03         23
    0436173769                           05           09/01/03          0
    12397722                             O            08/01/33
    0
1




    8468084          Q78/G01             F           90,500.00         ZZ
                                         360         90,437.72          1
                                       7.875            656.19        103
                                       7.625            656.19
    EATON            OH   45320          5            07/08/03         23
    0436148928                           05           09/01/03          0
    732604                               O            08/01/33
    0


    8468094          W02/G01             F          133,000.00         ZZ
                                         360        132,890.33          1
                                       6.970            882.18        103
                                       6.720            882.18
    PORT ST. LUCIE   FL   34983          5            07/09/03         23
    0436240790                           05           09/01/03          0
    1002591930                           O            08/01/33
    0


    8468176          W02/G01             F          106,400.00         ZZ
                                         360        106,307.12          1
                                       6.680            685.17        107
                                       6.430            685.17
    FORT WALTON BEA  FL   32548          5            07/07/03         23
    0436251268                           05           09/01/03          0
    1002679827                           O            08/01/33
    0


    8468194          Q78/G01             F          100,940.00         ZZ
                                         360        100,877.26          1
                                       8.375            767.22        103
                                       8.125            767.22
    DAYTON           OH   45424          5            07/10/03         23
    0436148233                           05           09/01/03          0
    731684                               O            08/01/33
    0


    8468254          E22/G01             F          120,510.00         ZZ
                                         360        120,415.99          1
                                       7.250            822.09        103
                                       7.000            822.09
    MAGNA            UT   84044          2            07/09/03         23
    0417337870                           05           09/01/03          0
    0417337870                           O            08/01/33
    0
1




    8468284          E22/G01             F          135,000.00         ZZ
                                         360        134,874.97          1
                                       6.375            842.22        100
                                       6.125            842.22
    FORT COLLINS     CO   80524          1            07/15/03         23
    0417393147                           05           09/01/03          0
    0417393147                           O            08/01/33
    0


    8468428          Q78/G01             F          214,000.00         ZZ
                                         360        213,824.23          1
                                       6.990          1,422.32        107
                                       6.740          1,422.32
    GILBERT          AZ   85296          2            07/08/03         23
    0436147805                           03           09/01/03          0
    730215                               O            08/01/33
    0


    8468446          E22/G01             F          116,900.00         ZZ
                                         360        116,791.73          1
                                       6.375            729.30        100
                                       6.125            729.30
    SPRINGFIELD      MO   65810          1            07/15/03         23
    0417463122                           03           09/01/03          0
    0417463122                           O            08/01/33
    0


    8468448          S53/G01             F          143,925.99         ZZ
                                         360        143,824.41          2
                                       7.750          1,031.10         90
                                       7.500          1,031.10
    LEHIGH ACRES     FL   33971          1            07/09/03         23
    0436242481                           05           09/01/03          0
    9848899000                           O            08/01/33
    0


    8468472          E22/G01             F          169,950.00         ZZ
                                         360        169,830.05          1
                                       7.750          1,217.54        103
                                       7.500          1,217.54
    BATTLE CREEK     MI   49014          1            07/15/03         23
    0417490968                           05           09/01/03          0
    0417490968                           O            08/01/33
    0
1




    8468520          Q78/G01             F           93,555.00         ZZ
                                         360         93,480.18          1
                                       7.125            630.30        100
                                       6.875            630.30
    SAINT LOUIS      MO   63116          5            07/10/03         23
    0436148647                           05           09/01/03          0
    731730                               O            08/01/33
    0


    8468524          E22/G01             F          163,500.00         ZZ
                                         360        163,375.59          1
                                       7.375          1,129.25         98
                                       7.125          1,129.25
    BIRMINGHAM       AL   35243          5            07/10/03         23
    0417538428                           05           09/01/03          0
    0417538428                           O            08/01/33
    0


    8468600          E22/G01             F          118,450.00         ZZ
                                         360        118,362.09          1
                                       7.500            828.22        103
                                       7.250            828.22
    DOS PALOS        CA   93620          1            07/03/03         23
    0417594843                           05           09/01/03          0
    0417594843                           O            08/01/33
    0


    8468604          E22/G01             F          271,000.00         ZZ
                                         360        270,760.91          1
                                       6.625          1,735.24        100
                                       6.375          1,735.24
    LATHROP          CA   95330          1            07/07/03         23
    0417595915                           05           09/01/03          0
    0417595915                           O            08/01/33
    0


    8468608          Q78/G01             F           87,440.00         ZZ
                                         360         87,364.56          1
                                       6.740            566.56        103
                                       6.490            566.56
    GRANDVIEW        MO   64030          1            07/10/03         23
    0436149124                           05           09/01/03          0
    732133                               O            08/01/33
    0
1




    8468636          Q78/G01             F          118,450.00         ZZ
                                         360        118,372.52          1
                                       8.125            879.49        103
                                       7.875            879.49
    SAINT LOUIS      MO   63116          1            07/10/03         23
    0436147920                           05           09/01/03          0
    732673                               O            08/01/33
    0


    8468662          Q78/G01             F           84,500.00         ZZ
                                         360         84,430.59          1
                                       6.990            561.62        107
                                       6.740            561.62
    CANTON           OH   44708          2            07/07/03         23
    0436148175                           05           09/01/03          0
    732000                               O            08/01/33
    0


    8468668          E22/G01             F          118,300.00         ZZ
                                         360        118,187.76          1
                                       6.250            728.39        100
                                       6.000            728.39
    ALBANY           OR   97322          1            07/10/03         23
    0417669108                           05           09/01/03          0
    0417669108                           O            08/01/33
    0


    8468682          E22/G01             F          154,500.00         ZZ
                                         360        154,385.34          1
                                       7.500          1,080.29        103
                                       7.250          1,080.29
    BOISE            ID   83709          5            07/08/03         23
    0417890153                           05           09/01/03          0
    0417690153                           O            08/01/33
    0


    8468700          E22/G01             F           69,550.00         ZZ
                                         360         69,494.38          1
                                       7.125            468.57        107
                                       6.875            468.57
    BARDSTOWN        KY   40004          2            07/10/03         23
    0417701919                           05           09/01/03          0
    0417701919                           O            08/01/33
    0
1




    8468752          E22/G01             F          133,500.00         ZZ
                                         360        133,385.06          1
                                       6.750            865.88        100
                                       6.500            865.88
    GOSHEN           IN   46528          1            07/15/03         23
    0417729498                           05           09/01/03          0
    0417729498                           O            08/01/33
    0


    8468780          E22/G01             F          153,400.00         ZZ
                                         360        153,261.33          1
                                       6.500            969.59        103
                                       6.250            969.59
    LAKEWOOD         WA   98498          1            07/07/03         23
    0417758596                           05           09/01/03          0
    0417758596                           O            08/01/33
    0


    8468782          Q78/G01             F           73,100.00         ZZ
                                         360         73,054.56          1
                                       8.375            555.62        103
                                       8.125            555.62
    KANSAS CITY      MO   64131          5            07/09/03         23
    0436150411                           05           09/01/03          0
    731466                               O            08/01/33
    0


    8468794          E22/G01             F          135,000.00         ZZ
                                         360        134,868.79          1
                                       6.125            820.27        105
                                       5.875            820.27
    SEBASTIAN        FL   32958          1            07/15/03         23
    0417781697                           05           09/01/03          0
    0417781697                           O            08/01/33
    0


    8468806          W30/G01             F          257,397.00         ZZ
                                         360        257,013.75          1
                                       7.500          1,799.76        103
                                       7.250          1,799.76
    SOUTH BERWICK    ME   03908          1            06/24/03         23
    0436236905                           05           08/01/03          0
    086760122                            O            07/01/33
    0
1




    8468822          E22/G01             F          190,550.00         ZZ
                                         360        190,397.62          1
                                       7.125          1,283.77        103
                                       6.875          1,283.77
    SPANAWAY         WA   98387          1            07/09/03         23
    0417798048                           03           09/01/03          0
    0417798048                           O            08/01/33
    0


    8468826          E22/G01             F          110,000.00         ZZ
                                         360        109,914.19          1
                                       7.250            750.39         95
                                       7.000            750.39
    DOVER            DE   19901          1            07/15/03         23
    0417798717                           07           09/01/03          0
    0417798717                           N            08/01/33
    0


    8468838          E22/G01             F          145,230.00         ZZ
                                         360        145,095.48          1
                                       6.375            906.05        103
                                       6.125            906.05
    COLORADO SPRING  CO   80907          1            07/10/03         23
    0417803897                           05           09/01/03          0
    0417803897                           O            08/01/33
    0


    8468850          E22/G01             F          144,400.00         ZZ
                                         360        144,269.46          1
                                       6.500            912.71         95
                                       6.250            912.71
    LAS VEGAS        NV   89143          1            07/10/03         23
    0417828092                           03           09/01/03          0
    0417828092                           N            08/01/33
    0


    8468856          E22/G01             F          179,800.00         ZZ
                                         360        179,633.47          1
                                       6.375          1,121.72        103
                                       6.125          1,121.72
    WASHINGTON       UT   84780          1            07/08/03         23
    0417828530                           05           09/01/03          0
    0417828530                           O            08/01/33
    0
1




    8468858          E22/G01             F          167,700.00         ZZ
                                         360        167,569.18          2
                                       7.250          1,144.01        100
                                       7.000          1,144.01
    PROVO            UT   84606          1            07/09/03         23
    0417830940                           05           09/01/03          0
    0417830940                           O            08/01/33
    0


    8468870          E22/G01             F          270,000.00         ZZ
                                         360        269,749.93          1
                                       6.375          1,684.45        100
                                       6.125          1,684.45
    PICO RIVERA      CA   90660          1            07/02/03         23
    0417841871                           05           09/01/03          0
    0417841871                           O            08/01/33
    0


    8468882          E22/G01             F          130,800.00         ZZ
                                         360        130,687.38          1
                                       6.750            848.37        100
                                       6.500            848.37
    BROWNSTOWN       MI   48134          1            07/15/03         23
    0417861127                           01           09/01/03          0
    0417861127                           O            08/01/33
    0


    8468902          W35/G01             F           96,300.00         ZZ
                                         360         96,224.87          1
                                       7.250            656.94        107
                                       7.000            656.94
    FORT WAYNE       IN   46807          2            07/03/03         23
    0436176424                           05           09/01/03          0
    21151                                O            08/01/33
    0


    8468956          Q78/G01             F          190,550.00         ZZ
                                         360        190,412.08          1
                                       7.625          1,348.71        103
                                       7.375          1,348.71
    YPSILANTI        MI   48197          1            07/09/03         23
    0436149264                           05           09/01/03          0
    732137                               O            08/01/33
    0
1




    8468964          E22/G01             F          100,900.00         ZZ
                                         360        100,838.88          1
                                       8.500            775.83        103
                                       8.250            775.83
    LAKE WALES       FL   33898          5            07/10/03         23
    0416996031                           05           09/01/03          0
    0416996031                           O            08/01/33
    0


    8469088          E22/G01             F           79,000.00         ZZ
                                         360         78,944.24          1
                                       7.750            565.97        100
                                       7.500            565.97
    WINCHESTER       VA   22601          1            07/15/03         23
    0417192754                           09           09/01/03          0
    0417192754                           O            08/01/33
    0


    8469094          E22/G01             F          154,500.00         ZZ
                                         360        154,398.93          1
                                       8.125          1,147.16        103
                                       7.875          1,147.16
    VIRGINIA BEACH   VA   23454          5            07/09/03         23
    0417196821                           05           09/01/03          0
    0417196821                           O            08/01/33
    0


    8469136          964/G01             F          152,000.00         ZZ
                                         360        151,337.49          1
                                       6.500            960.74        105
                                       6.250            960.74
    HILLSBORO        OR   97123          1            07/03/03         23
    0436151633                           05           09/01/03          0
    463675                               O            08/01/33
    0


    8469138          W35/G01             F          117,935.00         ZZ
                                         360        117,775.89          1
                                       7.990            864.54        103
                                       7.740            864.54
    GREENWOOD        IN   46143          1            06/24/03         23
    0436156814                           03           08/01/03          0
    20478                                O            07/01/33
    0
1




    8469142          964/G01             F          133,900.00         ZZ
                                         360        133,803.08          1
                                       7.625            947.74        103
                                       7.375            947.74
    HANFORD          CA   93230          1            07/09/03         23
    0436201438                           05           09/01/03          0
    434551                               O            08/01/33
    0


    8469148          964/G01             F          260,000.00         ZZ
                                         360        259,781.56          1
                                       6.875          1,708.02        101
                                       6.625          1,708.02
    SPARKS           NV   89436          1            07/08/03         23
    0436201602                           03           09/01/03          0
    351499                               O            08/01/33
    0


    8469174          S53/G01             F           27,810.00         ZZ
                                         360         27,777.05          1
                                       8.625            216.30        103
                                       8.375            216.30
    MILWAUKEE        WI   53224          1            06/23/03         23
    0436153894                           01           08/01/03          0
    9847891000                           O            07/01/33
    0


    8469210          S53/G01             F          197,245.00         ZZ
                                         360        197,109.26          1
                                       7.875          1,430.16        103
                                       7.625          1,430.16
    JACKSONVILLE     FL   32259          1            07/11/03         23
    0436224810                           05           09/01/03          0
    984395000                            O            08/01/33
    0


    8469252          K15/G01             F          175,100.00         ZZ
                                         360        174,959.98          1
                                       7.125          1,179.68        103
                                       6.875          1,179.68
    LAKEWOOD         CO   80215          2            06/30/03         23
    0436158000                           01           09/01/03          0
    02340551076                          O            08/01/33
    0
1




    8469516          X21/G01             F           88,250.00         ZZ
                                         360         88,111.88          1
                                       7.250            602.03         95
                                       7.000            602.03
    GAITHERSBURG     MD   20879          1            07/03/03         23
    0436177687                           01           08/01/03          0
    709101                               N            07/01/33
    0


    8469600          U19/G01             F           57,000.00         ZZ
                                         360         56,956.63          1
                                       7.375            393.68         95
                                       7.125            393.68
    OMAHA            NE   68111          1            07/09/03         23
    0436140305                           05           09/01/03          0
    0306200003                           N            08/01/33
    0


    8469724          X21/G01             F          282,000.00         ZZ
                                         360        281,751.19          1
                                       6.625          1,805.68        100
                                       6.375          1,805.68
    RESTON           VA   20191          1            07/19/03         23
    0436300628                           01           09/01/03          0
    708880                               O            08/01/33
    0


    8469968          P29/G01             F          156,900.00         ZZ
                                         360        156,774.53          1
                                       7.125          1,057.06         99
                                       6.875          1,057.06
    WEST DES MOINES  IA   50265          1            07/11/03         23
    0436141311                           05           09/01/03          0
    8135582                              O            08/01/33
    0


    8470082          Q14/G01             F          185,100.00         ZZ
                                         360        184,803.08          1
                                       7.125          1,247.05        107
                                       6.875          1,247.05
    PEORIA           AZ   85382          2            06/26/03         23
    0436147672                           05           08/01/03          0
    00003-14223                          O            07/01/33
    0
1




    8470208          Q14/G01             F          164,950.00         ZZ
                                         360        164,678.79          1
                                       7.000          1,097.42        104
                                       6.750          1,097.42
    CHANDLER         AZ   85249          1            06/27/03         23
    0436157077                           05           08/01/03          0
    0000314378                           O            07/01/33
    0


    8470280          P23/G01             F           87,740.00         ZZ
                                         360         87,579.10          1
                                       7.490            612.89        107
                                       7.240            612.89
    TOWSON           MD   21286          1            06/25/03         23
    0436253447                           05           08/01/03          0
    WTL-03-0000828                       O            07/01/33
    0


    8470646          S53/G01             F          225,000.00         ZZ
                                         360        224,656.53          1
                                       7.375          1,554.02        102
                                       7.125          1,554.02
    BLAINE           MN   55434          1            06/30/03         23
    0436239347                           05           08/01/03          0
    9887480000                           O            07/01/33
    0


    8470652          S53/G01             F          200,000.00         ZZ
                                         360        199,756.32          1
                                       8.490          1,536.41        100
                                       8.240          1,536.41
    DENVER           CO   80207          1            07/02/03         23
    0436239396                           05           08/01/03          0
    9848707000                           O            07/01/33
    0


    8470664          Q14/G01             F           95,200.00         ZZ
                                         360         95,058.26          1
                                       7.500            665.65        107
                                       7.250            665.65
    PHOENIX          AZ   85017          5            06/26/03         23
    0436155410                           05           08/01/03          0
    0000313945                           O            07/01/33
    0
1




    8470930          W53/G01             F          114,400.00         ZZ
                                         360        114,150.01          1
                                       7.625            809.72        100
                                       7.375            809.72
    WYANDOTTE        MI   48192          5            05/15/03         23
    0436233811                           05           07/01/03          0
    1108000069                           O            06/01/33
    0


    8471004          U66/G01             F          100,000.00         ZZ
                                         360         99,913.90          1
                                       6.750            648.60        100
                                       6.500            648.60
    HOUSTON          TX   77036          1            07/09/03         23
    0436176895                           01           09/01/03          0
    758                                  O            08/01/33
    0


    8471046          T17/G01             F          232,495.00         ZZ
                                         360        232,284.82          1
                                       6.500          1,469.53        100
                                       6.250          1,469.53
    SPRING           TX   77379          1            07/11/03         23
    0436232722                           03           09/01/03          0
    0307030009                           O            08/01/33
    0


    8471088          Q14/G01             F          128,400.00         ZZ
                                         360        128,172.81          1
                                       6.625            822.16        107
                                       6.375            822.16
    PHOENIX          AZ   85032          2            06/30/03         23
    0436156046                           05           08/01/03          0
    00003-14151                          O            07/01/33
    0


    8471090          R49/G01             F          124,800.00         ZZ
                                         360        124,604.87          1
                                       7.500            872.62        103
                                       7.250            872.62
    LANSING          MI   48910          5            06/25/03         00
    0436227797                           05           08/01/03          0
    W03060023                            O            07/01/33
    0
1




    8471094          W40/G01             F           92,700.00         ZZ
                                         360         92,642.38          1
                                       8.375            704.59        103
                                       8.125            704.59
    BIRMINGHAM       MI   48009          1            07/11/03         23
    0436173140                           01           09/01/03          0
    101013876                            O            08/01/33
    0


    8471100          Q14/G01             F          128,750.00         ZZ
                                         360        128,589.40          1
                                       8.375            978.59        103
                                       8.125            978.59
    MESA             AZ   85207          5            06/27/03         23
    0436156673                           05           08/01/03          0
    00003-14406                          O            07/01/33
    0


    8471130          R49/G01             F          107,000.00         ZZ
                                         360        106,815.24          1
                                       6.750            694.00        100
                                       6.500            694.00
    NORFOLK          VA   23502          5            06/25/03         23
    0436264873                           05           08/01/03          0
    SD03040072                           O            07/01/33
    0


    8471174          T17/G01             F          112,270.00         ZZ
                                         360        112,188.74          2
                                       7.625            794.64        103
                                       7.375            794.64
    CINCINNATI       OH   45237          1            07/09/03         23
    0436229785                           05           09/01/03          0
    0306270010                           O            08/01/33
    0


    8471206          588/G01             F          278,200.00         ZZ
                                         360        277,731.21          1
                                       6.875          1,827.58        107
                                       6.625          1,827.58
    MIDDLETOWN       MD   21769          1            06/26/03         23
    0436227847                           05           08/01/03          0
    1098461                              O            07/01/33
    0
1




    8471736          X08/G01             F           63,050.00         ZZ
                                         360         63,002.02          1
                                       7.375            435.47         97
                                       7.125            435.47
    ROOSEVELT        UT   84066          1            06/10/03         23
    0436230247                           05           09/01/03          0
    2809037                              O            08/01/33
    0


    8471794          X67/G01             F           93,770.00         ZZ
                                         360         93,615.83          1
                                       7.000            623.85        106
                                       6.750            623.85
    PAHRUMP          NV   89060          1            06/20/03         23
    0436239131                           05           08/01/03          0
    00287318                             O            07/01/33
    0


    8471804          624/G01             F          143,300.00         ZZ
                                         360        143,185.40          1
                                       7.125            965.44         91
                                       6.875            965.44
    CHANDLER         AZ   85225          1            07/03/03         23
    0436274252                           05           09/01/03          0
    1000038877                           N            08/01/33
    0


    8471806          588/G01             F          288,250.00         ZZ
                                         360        287,761.96          1
                                       7.875          2,090.01        103
                                       7.625          2,090.01
    HAVERFORD TOWNS  PA   19083          1            06/27/03         23
    0436176150                           05           08/01/03          0
    1094120                              O            07/01/33
    0


    8471808          588/G01             F          179,000.00         ZZ
                                         360        178,642.71          1
                                       6.000          1,073.20        107
                                       5.750          1,073.20
    AUDUBON BOROUGH  NJ   08106          1            06/30/03         23
    0436175574                           05           08/01/03          0
    1093886                              O            07/01/33
    0
1




    8471826          Q14/G01             F          117,593.00         ZZ
                                         360        117,503.52          1
                                       7.375            812.19        107
                                       7.125            812.19
    COLUMBUS         NE   68601          1            07/08/03         23
    0436218671                           05           09/01/03          0
    0000314438                           O            08/01/33
    0


    8471844          B39/G01             F           72,000.00         ZZ
                                         360         71,943.83          1
                                       7.250            491.17        100
                                       7.000            491.17
    HIBBING          MN   55746          1            07/11/03         23
    0436159263                           05           09/01/03          0
    20032989F                            O            08/01/33
    0


    8471850          W17/G01             F          103,950.00         ZZ
                                         360        103,870.90          1
                                       7.375            717.96         99
                                       7.125            717.96
    HIALEAH          FL   33012          1            07/11/03         23
    0436239230                           01           09/01/03          0
    030720                               O            08/01/33
    0


    8471852          588/G01             F          245,000.00         ZZ
                                         360        244,587.16          1
                                       6.875          1,609.48        105
                                       6.625          1,609.48
    WASHINGTON       DC   20001          1            06/27/03         23
    0436167571                           07           08/01/03          0
    06272003                             O            07/01/33
    0


    8471854          588/G01             F          447,500.00         ZZ
                                         360        446,688.73          1
                                       6.500          2,828.50        105
                                       6.250          2,828.50
    SILVER SPRING    MD   20905          1            06/26/03         23
    0436228167                           05           08/01/03          0
    1098580                              O            07/01/33
    0
1




    8471860          W35/G01             F          144,400.00         ZZ
                                         360        144,182.45          1
                                       6.700            931.78        107
                                       6.450            931.78
    ELKHART          IN   46514          2            07/03/03         23
    0436159099                           05           09/01/03          0
    21387                                O            08/01/33
    0


    8471862          T23/G01             F           84,150.00         ZZ
                                         360         84,087.55          1
                                       7.500            588.39         99
                                       7.250            588.39
    LOGAN            OH   43138          2            07/14/03         23
    0436233282                           05           09/01/03          0
    6602                                 O            08/01/33
    0


    8471866          B76/G01             F          108,800.00         ZZ
                                         360        108,717.21          1
                                       7.375            751.46         99
                                       7.125            751.46
    DAVISON          MI   48423          1            07/11/03         23
    0436166276                           05           09/01/03          0
    316691                               O            08/01/33
    0


    8471888          588/G01             F          256,800.00         ZZ
                                         360        256,311.41          1
                                       6.250          1,581.16        107
                                       6.000          1,581.16
    TOWN OF WAPPING  NY   12590          1            06/30/03         23
    0436164180                           05           08/01/03          0
    1093620                              O            07/01/33
    0


    8471890          588/G01             F          279,000.00         ZZ
                                         360        278,494.19          1
                                       6.500          1,763.47        100
                                       6.250          1,763.47
    WOODBRIDGE       VA   22192          1            06/30/03         23
    0436177042                           03           08/01/03          0
    1100026                              O            07/01/33
    0
1




    8471896          R65/G01             F          156,560.00         ZZ
                                         360        156,320.33          1
                                       7.375          1,081.32        103
                                       7.125          1,081.32
    SUITLAND         MD   20746          1            07/01/03         23
    0436162002                           09           08/01/03          0
    0000001659                           O            07/01/33
    0


    8471902          T17/G01             F          161,500.00         ZZ
                                         360        161,227.86          1
                                       6.875          1,060.94        107
                                       6.625          1,060.94
    ATLANTA          GA   30316          1            06/20/03         23
    0436233951                           01           08/01/03          0
    0305220006                           O            07/01/33
    0


    8471922          588/G01             F           99,000.00         ZZ
                                         360         98,837.23          1
                                       7.000            658.65        100
                                       6.750            658.65
    WINCHESTER       VA   22602          1            07/03/03         23
    0436176622                           05           08/01/03          0
    1100442                              O            07/01/33
    0


    8471928          W35/G01             F          136,900.00         ZZ
                                         360        136,674.47          1
                                       6.990            909.88        107
                                       6.740            909.88
    ANDERSON         IN   46012          2            06/11/03         23
    0436160873                           05           08/01/03          0
    20738                                O            07/01/33
    0


    8471962          R49/G01             F          153,300.00         ZZ
                                         360        153,050.46          1
                                       7.250          1,045.78        105
                                       7.000          1,045.78
    VIRGINIA BEACH   VA   23462          5            06/25/03         23
    0436151948                           05           08/01/03          0
    SD03040065                           O            07/01/33
    0
1




    8472092          W34/G01             F          195,000.00         ZZ
                                         360        194,836.18          1
                                       6.875          1,281.01        102
                                       6.625          1,281.01
    BATTLE GROUND    WA   98604          5            07/08/03         00
    0436228688                           05           09/01/03          0
    115034801                            O            08/01/33
    0


    8472132          Y13/G01             F          185,000.00         ZZ
                                         360        184,825.52          1
                                       7.625          1,309.42        100
                                       7.375          1,309.42
    STERLING HEIGHT  MI   48310          1            07/11/03         23
    0436222160                           05           09/01/03          0
    03458                                O            08/01/33
    0


    8472358          E22/G01             F          146,000.00         ZZ
                                         360        145,888.90          1
                                       7.375          1,008.39        100
                                       7.125          1,008.39
    MESA             AZ   85207          2            07/09/03         23
    0417564374                           05           09/01/03          0
    0417564374                           O            08/01/33
    0


    8472384          E22/G01             F          192,600.00         ZZ
                                         360        192,449.76          1
                                       7.250          1,313.87        107
                                       7.000          1,313.87
    OLYMPIA          WA   98513          5            07/07/03         23
    0417594124                           03           09/01/03          0
    0417594124                           O            08/01/33
    0


    8472446          E22/G01             F          331,700.00         ZZ
                                         360        331,414.41          1
                                       6.750          2,151.40        107
                                       6.500          2,151.40
    HOLLISTER        CA   95023          1            07/09/03         23
    0417646676                           05           09/01/03          0
    0417646676                           O            08/01/33
    0
1




    8472508          E22/G01             F          154,700.00         ZZ
                                         360        154,560.15          1
                                       6.500            977.81        103
                                       6.250            977.81
    SUNRISE          FL   33351          5            07/11/03         23
    0417757606                           09           09/01/03          0
    0417757606                           O            08/01/33
    0


    8472510          E22/G01             F          100,000.00         ZZ
                                         360         99,855.70          1
                                       6.750            648.60        100
                                       6.500            648.60
    GOBLE            OR   97048          1            07/09/03         23
    0417758984                           05           09/01/03          0
    0417758984                           O            08/01/33
    0


    8472592          U05/G01             F          145,290.00         ZZ
                                         360        145,056.93          1
                                       7.125            978.85        107
                                       6.875            978.85
    PITTSBURGH       PA   15237          2            06/26/03         23
    0436347041                           05           08/01/03          0
    3369237                              O            07/01/33
    0


    8472612          E22/G01             F          213,500.00         ZZ
                                         360        213,061.64          1
                                       6.625          1,367.06        103
                                       6.375          1,367.06
    COLORADO SPRING  CO   80917          2            07/11/03         23
    0417538980                           05           09/01/03          0
    0417538980                           O            08/01/33
    0


    8472622          E22/G01             F          141,500.00         ZZ
                                         360        141,362.84          1
                                       6.375            882.78        105
                                       6.125            882.78
    EUGENE           OR   97401          5            07/10/03         23
    0417549649                           05           09/01/03          0
    0417549649                           O            08/01/33
    0
1




    8472740          940/G01             F          170,980.00         ZZ
                                         360        170,856.25          1
                                       7.625          1,210.19        103
                                       7.375          1,210.19
    COLTON           CA   92324          5            07/01/03         23
    0436200893                           05           09/01/03          0
    40030835                             O            08/01/33
    0


    8472760          E22/G01             F           83,430.00         ZZ
                                         360         83,376.80          1
                                       8.250            626.78        103
                                       8.000            626.78
    ARDMORE          OK   73401          5            07/11/03         23
    0417721529                           05           09/01/03          0
    0417721529                           O            08/01/33
    0


    8472766          E22/G01             F          123,500.00         ZZ
                                         360        123,391.04          1
                                       6.625            790.78         95
                                       6.375            790.78
    BATON ROUGE      LA   70810          1            07/15/03         23
    0417794013                           05           09/01/03          0
    0417794013                           N            08/01/33
    0


    8472776          E22/G01             F          119,900.00         ZZ
                                         360        119,794.22          2
                                       6.625            767.73        107
                                       6.375            767.73
    WEST PALM BEACH  FL   33407          1            07/16/03         23
    0417801651                           05           09/01/03          0
    0417801651                           O            08/01/33
    0


    8472778          E22/G01             F           70,620.00         ZZ
                                         360         69,581.00          1
                                       6.375            440.58        107
                                       6.125            440.58
    ENID             OK   73703          5            07/11/03         23
    0417803590                           05           09/01/03          0
    0417803590                           O            08/01/33
    0
1




    8472790          E22/G01             F          257,500.00         ZZ
                                         360        257,299.13          1
                                       7.250          1,756.60        103
                                       7.000          1,756.60
    SACRAMENTO       CA   95821          1            07/03/03         23
    0417847803                           05           09/01/03          0
    0417847803                           O            08/01/33
    0


    8472846          E22/G01             F           70,000.00         ZZ
                                         360         69,939.73          1
                                       6.750            454.02        107
                                       6.500            454.02
    WARRIOR          AL   35180          1            07/16/03         23
    0417361193                           05           09/01/03          0
    0417361193                           O            08/01/33
    0


    8472848          E22/G01             F           90,250.00         ZZ
                                         360         90,176.02          1
                                       7.000            600.44         95
                                       6.750            600.44
    SIMPSONVILLE     SC   29681          1            07/16/03         23
    0417362092                           05           09/01/03          0
    0417362092                           N            08/01/33
    0


    8472868          B28/G01             F          203,193.00         ZZ
                                         360        202,842.12          1
                                       6.750          1,317.91        107
                                       6.500          1,317.91
    WOODLAND PARK    CO   80863          1            07/02/03         23
    0436201768                           09           08/01/03          0
    05900406                             O            07/01/33
    0


    8472870          B28/G01             F          103,000.00         ZZ
                                         360        102,830.63          1
                                       7.000            685.27        103
                                       6.750            685.27
    COLORADO SPRING  CO   80904          1            06/30/03         23
    0436238307                           05           08/01/03          0
    05200665                             O            07/01/33
    0
1




    8472874          M45/G01             F          410,000.00         ZZ
                                         360        409,358.37          1
                                       7.250          2,796.93        100
                                       7.000          2,796.93
    FALLS CHURCH     VA   22042          1            06/17/03         23
    0436210801                           05           08/01/03          0
    A0476153                             O            07/01/33
    0


    8472878          X67/G01             F          127,000.00         ZZ
                                         360        126,810.91          2
                                       7.500            888.00        100
                                       7.250            888.00
    CHICOPEE         MA   01020          1            06/30/03         23
    0436218697                           05           08/01/03          0
    0000417910                           O            07/01/33
    0


    8472888          K15/G01             F          130,500.00         ZZ
                                         360        130,300.79          1
                                       7.375            901.33        107
                                       7.125            901.33
    HENDERSON        NV   89015          5            06/25/03         23
    0436178610                           05           08/01/03          0
    022005517982                         O            07/01/33
    0


    8472938          X10/G01             F          185,250.00         ZZ
                                         360        185,086.55          1
                                       6.625          1,186.18        106
                                       6.375          1,186.18
    DENVER           CO   80249          1            07/03/03         23
    0436230320                           05           09/01/03          0
    60001154                             O            08/01/33
    0


    8472940          Y50/G01             F          139,250.00         ZZ
                                         360        139,133.02          1
                                       6.875            914.77         95
                                       6.625            914.77
    PHOENIX          AZ   85023          1            07/03/03         23
    0436233514                           05           09/01/03          0
    20033181                             N            08/01/33
    0
1




    8472974          X01/G01             F           79,147.00         ZZ
                                         360         79,100.27          1
                                       8.625            615.60        103
                                       8.375            615.60
    SAN ANTONIO      TX   78244          1            07/09/03         23
    0436241210                           05           09/01/03          0
    034277                               O            08/01/33
    0


    8473148          R17/G01             F          123,600.00         ZZ
                                         360        123,391.74          1
                                       6.875            811.96        103
                                       6.625            811.96
    ROANOKE          TX   76262          1            06/18/03         23
    0436303150                           05           08/01/03          0
    1000336381                           O            07/01/33
    0


    8473168          808/G01             F          135,800.00         ZZ
                                         360        134,933.22          1
                                       6.375            847.22        107
                                       6.125            847.22
    EL CENTRO        CA   92243          2            06/25/03         23
    0436199582                           05           08/01/03          0
    9507354                              O            07/01/33
    0


    8473324          X47/G01             F          160,000.00         ZZ
                                         360        159,895.33          1
                                       8.125          1,188.00        100
                                       7.875          1,188.00
    FLOWER MOUND     TX   75028          1            07/09/03         23
    0436198857                           05           09/01/03          0
    K12003                               O            08/01/33
    0


    8473368          X01/G01             F           74,160.00         ZZ
                                         360         74,072.12          1
                                       8.625            576.81        103
                                       8.375            576.81
    NEW CANEY        TX   77357          1            06/30/03         23
    0436241202                           05           08/01/03          0
    03                                   O            07/01/33
    0
1




    8473370          J95/G01             F          104,900.00         ZZ
                                         360        104,709.82          1
                                       6.500            663.04        100
                                       6.250            663.04
    BOILING SPRINGS  SC   29316          1            06/27/03         23
    0436259089                           05           08/01/03          0
    0043665751                           O            07/01/33
    0


    8473446          K15/G01             F          102,000.00         ZZ
                                         360        101,828.12          1
                                       6.875            670.07        100
                                       6.625            670.07
    FLINT            MI   48507          5            06/25/03         23
    0436177679                           05           08/01/03          0
    024405517399                         O            07/01/33
    0


    8473602          U05/G01             F          221,000.00         ZZ
                                         360        220,774.68          1
                                       5.875          1,307.30        100
                                       5.625          1,307.30
    ORLANDO          FL   32835          1            07/10/03         23
    0436189633                           03           09/01/03          0
    3374962                              O            08/01/33
    0


    8473628          X21/G01             F          141,550.00         ZZ
                                         360        141,293.37          1
                                       6.500            894.70         95
                                       6.250            894.70
    PASADENA         MD   21122          1            07/03/03         23
    0436220818                           05           08/01/03          0
    708837                               N            07/01/33
    0


    8473702          B57/G01             F          188,500.00         ZZ
                                         360        188,158.26          1
                                       6.500          1,191.45        103
                                       6.250          1,191.45
    PRESCOTT         AZ   86305          1            06/25/03         23
    0436237077                           03           08/01/03          0
    21001309                             O            07/01/33
    0
1




    8473706          U05/G01             F          101,000.00         ZZ
                                         360        100,829.81          1
                                       6.875            663.50        100
                                       6.625            663.50
    CENTERLINE       MI   48015          1            07/01/03         23
    0436189013                           05           08/01/03          0
    3381417                              O            07/01/33
    0


    8473714          U05/G01             F           97,000.00         ZZ
                                         360         96,922.43          1
                                       7.125            653.51        100
                                       6.875            653.51
    ROSEBURG         OR   97470          1            07/10/03         23
    0436189773                           05           09/01/03          0
    3383470                              O            08/01/33
    0


    8473718          Y26/G01             F          176,550.00         ZZ
                                         360        176,293.63          1
                                       7.625          1,249.61        107
                                       7.375          1,249.61
    DUNDEE           OR   97115          2            06/11/03         23
    0436206031                           05           08/01/03          0
    931003463                            O            07/01/33
    0


    8473728          G51/G01             F          126,080.00         ZZ
                                         360        125,981.64          1
                                       7.250            860.09         99
                                       7.000            860.09
    BENTON           AR   72015          1            07/11/03         23
    0436217517                           05           09/01/03          0
    22001177                             O            08/01/33
    0


    8473770          Y26/G01             F          178,000.00         ZZ
                                         360        177,714.47          1
                                       7.125          1,199.22         99
                                       6.875          1,199.22
    NORTH LAS VEGAS  NV   89032          2            06/21/03         23
    0436227524                           05           08/01/03          0
    931003476                            O            07/01/33
    0
1




    8473824          K15/G01             F          113,300.00         ZZ
                                         360        113,215.92          1
                                       7.500            792.21        103
                                       7.250            792.21
    CINCINNATI       OH   45247          5            06/30/03         23
    0436199509                           05           09/01/03          0
    028105509238                         O            08/01/33
    0


    8474318          N67/G01             F          210,100.00         ZZ
                                         360        209,969.41          1
                                       8.375          1,596.91        103
                                       8.125          1,596.91
    GILBERT          AZ   85296          1            07/22/03         23
    0436274286                           03           09/01/03          0
    1781006974                           O            08/01/33
    0


    8474810          K15/G01             F           51,500.00         ZZ
                                         360         51,435.75          1
                                       8.375            391.44        103
                                       8.125            391.44
    FRANKFORT        KY   40601          1            06/12/03         23
    0436275309                           05           08/01/03          0
    042500118838                         O            07/01/33
    0


    8474914          F64/G01             F          171,220.00         ZZ
                                         360        170,924.33          1
                                       6.750          1,110.53        104
                                       6.500          1,110.53
    VIRGINIA BEACH   VA   23456          1            06/10/03         23
    0436145528                           03           08/01/03          0
    5800001009                           O            07/01/33
    0


    8476014          U42/G01             F          113,002.00         ZZ
                                         360        112,816.20          1
                                       7.000            751.81         95
                                       6.750            751.81
    FORT WORTH       TX   76262          1            06/27/03         23
    0436223473                           05           08/01/03          0
    24301790                             N            07/01/33
    0
1




    8476046          L21/G01             F           99,011.00         ZZ
                                         360         98,935.67          1
                                       7.375            683.84         90
                                       7.125            683.84
    NORTH LAUDERDAL  FL   33068          1            07/10/03         23
    0436187231                           07           09/01/03          0
    70303096                             N            08/01/33
    0


    8476090          808/G01             F          206,500.00         ZZ
                                         360        206,143.40          1
                                       6.750          1,339.36        107
                                       6.500          1,339.36
    RIVERBANK        CA   95367          1            06/26/03         23
    0436179667                           05           08/01/03          0
    9432457                              O            07/01/33
    0


    8476134          G52/G01             F          120,500.00         ZZ
                                         360        120,278.06          1
                                       6.625            771.57        103
                                       6.375            771.57
    APACHE JUNCTION  AZ   85220          1            06/25/03         23
    0436228217                           03           08/01/03          0
    2600000759                           O            07/01/33
    0


    8476212          M50/G01             F          130,810.00         ZZ
                                         180        130,720.22          1
                                       8.350            991.94        100
                                       8.100            991.94
    HOUSTON          TX   77083          1            07/02/03         23
    0436233795                           05           09/01/03          0
    1212409                              O            08/01/18
    0


    8476288          K15/G01             F          366,300.00         ZZ
                                         360        365,781.27          1
                                       7.750          2,624.22         99
                                       7.500          2,624.22
    COLUMBUS         NJ   08022          5            06/25/03         23
    0436199434                           05           08/01/03          0
    030805517638                         O            07/01/33
    0
1




    8476418          624/G01             F          103,600.00         ZZ
                                         360        103,421.10          1
                                       6.750            671.95         96
                                       6.500            671.95
    GRIFFITH         IN   46319          5            06/24/03         23
    0436178081                           05           08/01/03          0
    1000036646                           O            07/01/33
    0


    8476566          R65/G01             F          166,700.00         ZZ
                                         360        166,402.10          1
                                       8.250          1,252.36        101
                                       8.000          1,252.36
    LAS VEGAS        NV   89142          5            06/25/03         23
    0436200042                           05           08/01/03          0
    8031392000                           O            07/01/33
    0


    8476686          624/G01             F          137,400.00         ZZ
                                         360        137,132.22          1
                                       6.125            834.86        102
                                       5.875            834.86
    CHICAGO HEIGHTS  IL   60411          1            06/30/03         23
    0436185227                           05           08/01/03          0
    1000036836                           O            07/01/33
    0


    8476886          M50/G01             F          144,450.00         T
                                         180        144,340.09          1
                                       7.375            997.68        104
                                       7.125            997.68
    LAUREL           DE   19956          1            07/09/03         23
    0436236996                           05           09/01/03          0
    3712623                              O            08/01/18
    0


    8477046          U19/G01             F          294,580.00         ZZ
                                         360        294,307.16          1
                                       6.375          1,837.80        104
                                       6.125          1,837.80
    STOCKTON         CA   95209          1            07/09/03         23
    0436222400                           05           09/01/03          0
    11001224                             O            08/01/33
    0
1




    8477480          E22/G01             F          224,700.00         ZZ
                                         360        224,520.31          1
                                       7.125          1,513.85        107
                                       6.875          1,513.85
    KAYSVILLE        UT   84037          5            07/11/03         23
    0417559879                           05           09/01/03          0
    0417559879                           O            08/01/33
    0


    8477506          E22/G01             F          186,001.00         ZZ
                                         360        185,820.22          1
                                       6.125          1,130.16        100
                                       5.875          1,130.16
    LOS BANOS        CA   93635          1            07/10/03         23
    0417595881                           05           09/01/03          0
    0417595881                           O            08/01/33
    0


    8477766          E22/G01             F          297,700.00         ZZ
                                         360        297,430.87          1
                                       6.500          1,881.67        103
                                       6.250          1,881.67
    ARLINGTON        WA   98223          2            07/09/03         23
    0417715794                           05           09/01/03          0
    0417715794                           O            08/01/33
    0


    8477784          E22/G01             F          240,250.00         ZZ
                                         360        239,966.96          1
                                       6.375          1,498.85        107
                                       6.125          1,498.85
    PORTLAND         OR   97030          5            07/09/03         23
    0417768744                           05           09/01/03          0
    0417768744                           O            08/01/33
    0


    8477820          E22/G01             F          139,050.00         ZZ
                                         360        138,921.21          1
                                       6.375            867.49        103
                                       6.125            867.49
    LEWISVILLE       TX   75067          1            07/17/03         23
    0417826575                           05           09/01/03          0
    0417826575                           O            08/01/33
    0
1




    8477842          E22/G01             F          254,358.00         ZZ
                                         360        253,334.64          1
                                       7.625          1,800.33        103
                                       7.375          1,800.33
    MANTECA          CA   95337          1            07/11/03         23
    0417851151                           05           09/01/03          0
    0417851151                           O            08/01/33
    0


    8477850          E22/G01             F          295,250.00         ZZ
                                         360        294,161.39          1
                                       6.250          1,817.91        106
                                       6.000          1,817.91
    ELK GROVE        CA   95758          1            07/14/03         23
    0417879095                           03           09/01/03          0
    0417879095                           O            08/01/33
    0


    8477868          E22/G01             F          157,000.00         ZZ
                                         360        156,871.31          1
                                       7.000          1,044.52        100
                                       6.750          1,044.52
    COLORADO SPRING  CO   80909          1            07/18/03         23
    0417251402                           05           09/01/03          0
    0417251402                           O            08/01/33
    0


    8478020          E22/G01             F          309,000.00         ZZ
                                         360        308,781.91          1
                                       7.750          2,213.71        103
                                       7.500          2,213.71
    CHARLESTON       SC   29492          5            07/11/03         23
    0417383742                           03           09/01/03          0
    0417383742                           O            08/01/33
    0


    8478042          E22/G01             F           92,700.00         ZZ
                                         360         92,643.84          1
                                       8.500            712.78        103
                                       8.250            712.78
    ELYRIA           OH   44035          1            07/09/03         23
    0417424082                           05           09/01/03          0
    0417424082                           O            08/01/33
    0
1




    8478046          E22/G01             F          127,205.00         ZZ
                                         360        127,112.93          1
                                       7.625            900.35        103
                                       7.375            900.35
    HUNTSVILLE       AL   35803          1            07/17/03         23
    0417424421                           05           09/01/03          0
    0417424421                           O            08/01/33
    0


    8478064          E22/G01             F          140,000.00         ZZ
                                         360        139,890.78          1
                                       7.250            955.05        100
                                       7.000            955.05
    ANNAPOLIS        MD   21403          1            07/14/03         23
    0417461761                           07           09/01/03          0
    0417461761                           O            08/01/33
    0


    8478070          E22/G01             F          331,000.00         ZZ
                                         360        330,693.43          1
                                       6.375          2,065.01        107
                                       6.125          2,065.01
    WOODLAND         CA   95776          2            07/10/03         23
    0417464732                           05           09/01/03          0
    0417464732                           O            08/01/33
    0


    8478494          U19/G01             F          139,900.00         ZZ
                                         360        139,779.55          1
                                       6.750            907.39        100
                                       6.500            907.39
    GLENDALE         AZ   85308          1            07/11/03         23
    0436201230                           05           09/01/03          0
    11001352                             O            08/01/33
    0


    8478830          X83/G01             F          111,090.00         ZZ
                                         360        110,856.70          1
                                       6.990            738.34        107
                                       6.740            738.34
    WEST CARROLLTON  OH   45449          5            07/14/03         23
    0436222202                           05           08/18/03          0
    8206190                              O            07/18/33
    0
1




    8478872          U85/G01             F           63,000.00         ZZ
                                         360         62,953.24          1
                                       7.500            440.51        100
                                       7.250            440.51
    GREENE           IA   50636          1            07/03/03         23
    0436221063                           05           09/01/03          0
    CORWINHURD                           O            08/01/33
    0


    8478890          W94/G01             F          181,800.00         ZZ
                                         360        181,631.61          1
                                       6.375          1,134.20        107
                                       6.125          1,134.20
    SACRAMENTO       CA   95826          1            07/08/03         23
    0436227789                           09           09/01/03          0
    8162205                              O            08/01/33
    0


    8478900          U35/G01             F          300,000.00         ZZ
                                         360        299,741.71          1
                                       6.750          1,945.79         99
                                       6.500          1,945.79
    MEMPHIS          TN   38103          1            07/08/03         23
    0436249452                           05           09/01/03          0
    12431961                             O            08/01/33
    0


    8478906          S20/G01             F           69,000.00         ZZ
                                         360         68,918.22          1
                                       8.625            536.68        100
                                       8.375            536.68
    PICKENS          SC   29671          1            07/03/03         23
    0436260640                           05           08/01/03          0
    0305247                              O            07/01/33
    0


    8478930          624/G01             F          203,950.00         ZZ
                                         360        203,589.13          1
                                       6.625          1,305.91        103
                                       6.375          1,305.91
    CLOVIS           CA   93611          1            06/21/03         23
    0436423735                           05           08/01/03          0
    10000034437                          O            07/01/33
    0
1




    8479012          X21/G01             F          158,900.00         ZZ
                                         360        158,632.24          1
                                       6.875          1,043.86        106
                                       6.625          1,043.86
    FREDERICK        MD   21703          1            06/26/03         23
    0436319545                           09           08/01/03          0
    708824                               O            07/01/33
    0


    8479020          Q14/G01             F          106,900.00         T
                                         360        106,810.19          1
                                       6.875            702.26        100
                                       6.625            702.26
    MESA             AZ   85204          1            07/01/03         23
    0436243018                           05           09/01/03          0
    0000314503                           O            08/01/33
    0


    8479048          Q87/G01             F          149,800.00         ZZ
                                         360        149,528.42          1
                                       6.500            946.84        107
                                       6.250            946.84
    SELMA            AL   36701          2            07/10/03         23
    0436218200                           05           08/15/03          0
    NIKE01                               O            07/15/33
    0


    8479050          Q14/G01             F          157,200.00         ZZ
                                         360        157,050.84          1
                                       6.250            967.91         96
                                       6.000            967.91
    GILBERT          AZ   85297          2            07/02/03         23
    0436179055                           03           09/01/03          0
    0000314074                           O            08/01/33
    0


    8479126          U19/G01             F          248,000.00         ZZ
                                         360        247,811.30          1
                                       7.375          1,712.87         98
                                       7.125          1,712.87
    FONTANA          CA   92336          1            07/08/03         23
    0436234744                           05           09/01/03          0
    80403427                             O            08/01/33
    0
1




    8479922          E22/G01             F          229,950.00         ZZ
                                         360        229,761.51          2
                                       7.000          1,529.86        100
                                       6.750          1,529.86
    OMAHA            NE   68144          1            07/15/03         23
    0417188794                           05           09/01/03          0
    0417188794                           O            08/01/33
    0


    8479948          E22/G01             F          219,500.00         ZZ
                                         360        219,296.70          1
                                       6.375          1,369.39        106
                                       6.125          1,369.39
    LAFAYETTE TOWNS  NJ   07848          1            07/18/03         23
    0417325529                           05           09/01/03          0
    0417325529                           O            08/01/33
    0


    8479952          E22/G01             F           87,550.00         ZZ
                                         360         87,485.03          1
                                       7.500            612.16        103
                                       7.250            612.16
    FAIRBANKS        AK   99709          1            07/14/03         23
    0417334588                           01           09/01/03          0
    0417334588                           O            08/01/33
    0


    8479954          E22/G01             F          257,500.00         ZZ
                                         360        257,303.91          1
                                       8.125          1,911.93        103
                                       7.875          1,911.93
    VALLEJO          CA   94591          1            07/14/03         23
    0417335924                           01           09/01/03          0
    0417335924                           O            08/01/33
    0


    8479960          E22/G01             F          112,200.00         ZZ
                                         360        112,112.48          1
                                       7.250            765.40         95
                                       7.000            765.40
    KEIZER           OR   97303          1            07/02/03         23
    0417401940                           05           09/01/03          0
    0417401940                           N            08/01/33
    0
1




    8479972          E22/G01             F          180,000.00         ZZ
                                         360        179,837.28          1
                                       6.500          1,137.72        103
                                       6.250          1,137.72
    FAIRFAX          VA   22033          5            07/14/03         23
    0417443801                           01           09/01/03          0
    0417443801                           O            08/01/33
    0


    8479980          E22/G01             F          149,500.00         ZZ
                                         360        149,371.29          1
                                       6.750            969.65        100
                                       6.500            969.65
    CHARLESTON       SC   29407          1            07/18/03         23
    0417462629                           05           09/01/03          0
    0417462629                           O            08/01/33
    0


    8480008          E22/G01             F           95,000.00         ZZ
                                         360         94,918.21          1
                                       6.750            616.17        106
                                       6.500            616.17
    PERRYVILLE       MO   63775          5            07/14/03         23
    0417512985                           05           09/01/03          0
    0417512985                           O            08/01/33
    0


    8480168          E22/G01             F          110,210.00         ZZ
                                         360        110,102.14          1
                                       6.500            696.60        107
                                       6.250            696.60
    COLUMBIA         SC   29203          1            07/18/03         23
    0417645470                           05           09/01/03          0
    0417645470                           O            08/01/33
    0


    8480186          E22/G01             F           86,300.00         ZZ
                                         360         86,220.07          1
                                       6.375            538.40        106
                                       6.125            538.40
    BURLESON         TX   76028          1            07/18/03         23
    0417656493                           05           09/01/03          0
    0417656493                           O            08/01/33
    0
1




    8480194          E22/G01             F          154,500.00         ZZ
                                         360        154,366.98          1
                                       6.750          1,002.08        103
                                       6.500          1,002.08
    INGLEWOOD        CA   90301          1            07/09/03         23
    0417670312                           01           09/01/03          0
    0417670312                           O            08/01/33
    0


    8480198          E22/G01             F          118,965.00         ZZ
                                         360        118,883.13          1
                                       7.875            862.58        103
                                       7.625            862.58
    COUNTRY CLUB HI  IL   60478          1            07/18/03         23
    0417677325                           01           09/01/03          0
    0417677325                           O            08/01/33
    0


    8480236          E22/G01             F          122,500.00         ZZ
                                         360        122,386.54          1
                                       6.375            764.24        104
                                       6.125            764.24
    PELHAM           AL   35124          1            07/18/03         23
    0417702891                           09           09/01/03          0
    0417702891                           O            08/01/33
    0


    8480248          E22/G01             F          144,097.00         ZZ
                                         360        144,007.44          1
                                       8.375          1,095.24        103
                                       8.125          1,095.24
    COLORADO SPRING  CO   80916          1            07/18/03         23
    0417725330                           05           09/01/03          0
    0417725330                           O            08/01/33
    0


    8480268          E22/G01             F           91,822.00         ZZ
                                         360         91,738.99          1
                                       6.500            580.38        105
                                       6.250            580.38
    JACKSONVILLE     FL   32244          1            07/18/03         23
    0417738788                           05           09/01/03          0
    0417738788                           O            08/01/33
    0
1




    8480270          E22/G01             F          139,100.00         ZZ
                                         360        138,974.25          1
                                       6.500            879.21        107
                                       6.250            879.21
    LARAMIE          WY   82070          1            07/18/03         23
    0417742244                           05           09/01/03          0
    0417742244                           O            08/01/33
    0


    8480290          E22/G01             F          214,000.00         ZZ
                                         360        213,815.75          1
                                       6.750          1,388.00        107
                                       6.500          1,388.00
    DENVER           CO   80221          5            07/14/03         23
    0417756640                           05           09/01/03          0
    0417756640                           O            08/01/33
    0


    8480300          E22/G01             F          257,500.00         ZZ
                                         360        257,261.51          1
                                       6.375          1,606.46        103
                                       6.125          1,606.46
    CROFTON          MD   21114          1            07/17/03         23
    0417766177                           09           09/01/03          0
    0417766177                           O            08/01/33
    0


    8480306          E22/G01             F          109,962.00         ZZ
                                         360        109,864.98          1
                                       6.625            704.10        106
                                       6.375            704.10
    MT. MORRIS       MI   48458          1            07/18/03         23
    0417770146                           05           09/01/03          0
    0417770146                           O            08/01/33
    0


    8480320          E22/G01             F           94,500.00         ZZ
                                         360         94,403.66          1
                                       5.875            559.00        100
                                       5.625            559.00
    MILAN            OH   44846          1            07/18/03         23
    0417783180                           05           09/01/03          0
    0417783180                           O            08/01/33
    0
1




    8480326          E22/G01             F           94,760.00         ZZ
                                         360         94,694.78          1
                                       7.875            687.08        103
                                       7.625            687.08
    WICHITA          KS   67217          2            07/14/03         23
    0417788064                           05           09/01/03          0
    0417788064                           O            08/01/33
    0


    8480376          E22/G01             F          108,500.00         ZZ
                                         360        108,399.51          1
                                       6.375            676.90         97
                                       6.125            676.90
    OMAHA            NE   68138          2            07/14/03         23
    0417806189                           05           09/01/03          0
    0417806189                           O            08/01/33
    0


    8480390          E22/G01             F           73,000.00         ZZ
                                         360         72,921.35          1
                                       6.750            473.48        100
                                       6.500            473.48
    BESSEMER         AL   35020          1            07/18/03         23
    0417835576                           05           09/01/03          0
    0417835576                           O            08/01/33
    0


    8480398          E22/G01             F          213,000.00         ZZ
                                         360        212,812.08          1
                                       6.625          1,363.86        100
                                       6.375          1,363.86
    SACRAMENTO       CA   95842          1            07/07/03         23
    0417850088                           05           09/01/03          0
    0417850088                           O            08/01/33
    0


    8480432          E22/G01             F          223,000.00         ZZ
                                         360        222,834.50          1
                                       7.500          1,559.25        100
                                       7.250          1,559.25
    ORLANDO          FL   32837          1            07/18/03         23
    0417929916                           03           09/01/03          0
    0417929916                           O            08/01/33
    0
1




    8480434          E22/G01             F          122,500.00         ZZ
                                         360        122,386.54          1
                                       6.375            764.24        100
                                       6.125            764.24
    TOPPENISH        WA   98948          1            07/14/03         23
    0417931417                           05           09/01/03          0
    0417931417                           O            08/01/33
    0


    8480588          X78/G01             F          134,285.00         ZZ
                                         360        134,187.81          1
                                       7.625            950.46        107
                                       7.375            950.46
    MOUNT PLEASANT   SC   29464          5            07/14/03         23
    0436233191                           01           09/01/03          0
    990501                               O            08/01/33
    0


    8480612          W77/G01             F          139,000.00         ZZ
                                         360        138,874.35          1
                                       6.500            878.57        100
                                       6.250            878.57
    SPRING,          TX   77388          1            07/08/03         23
    0436228340                           03           09/01/03          0
    W0306119                             O            08/01/33
    0


    8480700          W77/G01             F           86,250.00         ZZ
                                         360         86,170.11          1
                                       6.375            538.09        100
                                       6.125            538.09
    HOUSTON,         TX   77014          1            07/15/03         23
    0436224604                           03           09/01/03          0
    W0306132                             O            08/01/33
    0


    8480736          U05/G01             F          316,030.00         ZZ
                                         360        315,497.48          1
                                       6.875          2,076.09        106
                                       6.625          2,076.09
    VACAVILLE        CA   95687          1            06/25/03         23
    0436227508                           05           08/01/03          0
    337708                               O            07/01/33
    0
1




    8480754          Q14/G01             F          195,700.00         ZZ
                                         360        195,578.36          1
                                       8.375          1,487.46        103
                                       8.125          1,487.46
    CEDAR RAPIDS     IA   52402          5            07/10/03         23
    0436197222                           05           09/01/03          0
    0000313089                           O            08/01/33
    0


    8480764          Q78/G01             F          138,500.00         ZZ
                                         360        138,386.24          1
                                       6.990            920.52        103
                                       6.740            920.52
    GARNER           NC   27529          1            07/11/03         23
    0436219489                           05           09/01/03          0
    732865                               O            08/01/33
    0


    8480810          Q78/G01             F          102,720.00         ZZ
                                         360        102,629.90          1
                                       7.125            692.05        107
                                       6.875            692.05
    EAST SAINT LOUI  IL   62201          2            07/11/03         23
    0436218796                           05           09/01/03          0
    730897                               O            08/01/33
    0


    8480824          Q78/G01             F           73,645.00         ZZ
                                         360         73,584.51          1
                                       6.990            489.47        103
                                       6.740            489.47
    OAK GROVE        KY   42262          5            07/11/03         23
    0436218911                           05           09/01/03          0
    733336                               O            08/01/33
    0


    8480888          Y13/G01             F          123,050.00         T
                                         180        122,958.68          1
                                       7.500            860.38        107
                                       7.250            860.38
    CHICAGO          IL   60619          1            07/17/03         23
    0436232789                           05           09/01/03          0
    990407                               O            08/01/18
    0
1




    8480994          U05/G01             F           66,500.00         ZZ
                                         360         66,400.99          2
                                       7.500            464.98         95
                                       7.250            464.98
    GETTYSBURG       PA   17325          1            07/07/03         23
    0436221246                           05           08/01/03          0
    3361005                              N            07/01/33
    0


    8481350          U35/G01             F          142,500.00         ZZ
                                         360        142,277.01          1
                                       7.250            972.10         95
                                       7.000            972.10
    INDIANAPOLIS     IN   46220          1            07/03/03         23
    0436230064                           05           08/01/03          0
    12390614                             N            07/01/33
    0


    8481356          N67/G01             F          173,000.00         ZZ
                                         360        172,874.79          1
                                       7.625          1,224.48        103
                                       7.375          1,224.48
    WINSTON-SALEM    NC   27103          1            07/11/03         23
    0436184907                           05           09/01/03          0
    3252005281                           O            08/01/33
    0


    8481484          Q64/G01             F          119,500.00         ZZ
                                         360        119,402.04          1
                                       7.000            795.04        102
                                       6.750            795.04
    DENVER           CO   80222          5            07/10/03         23
    0436219687                           01           09/01/03          0
    2117100068                           O            08/01/33
    0


    8481526          Q64/G01             F           89,600.00         ZZ
                                         180         89,531.82          1
                                       7.375            618.85        103
                                       7.125            618.85
    RED LION         PA   17356          5            07/07/03         23
    0436221352                           05           09/01/03          0
    0107922908                           O            08/01/18
    0
1




    8481568          Q64/G01             F          117,000.00         ZZ
                                         360        116,706.88          1
                                       7.250            798.15        100
                                       7.000            798.15
    BRANDON          FL   33511          1            07/08/03         23
    0436270540                           05           09/01/03          0
    2109101150                           O            08/01/33
    0


    8481608          Q64/G01             F          129,700.00         ZZ
                                         360        129,617.29          1
                                       8.250            974.40        103
                                       8.000            974.40
    LEXINGTON        KY   40508          5            07/09/03         23
    0436221212                           05           09/01/03          0
    2105100980                           O            08/01/33
    0


    8481620          Q78/G01             F          160,800.00         ZZ
                                         360        160,658.12          1
                                       6.625          1,029.63        104
                                       6.375          1,029.63
    SAINT PETERS     MO   63376          2            07/15/03         23
    0436218887                           05           09/01/03          0
    733228                               O            08/01/33
    0


    8481648          Q78/G01             F          327,000.00         ZZ
                                         360        326,780.14          1
                                       7.990          2,397.14        100
                                       7.740          2,397.14
    WESTERVILLE      OH   43082          5            07/10/03         23
    0436218762                           05           09/01/03          0
    733249                               O            08/01/33
    0


    8481656          M45/G01             F          206,000.00         ZZ
                                         360        205,854.61          2
                                       7.750          1,475.81        103
                                       7.500          1,475.81
    EASTON           PA   18042          1            07/07/03         23
    0436266761                           05           09/01/03          0
    A0487495                             O            08/01/33
    0
1




    8481660          Q64/G01             F           52,700.00         ZZ
                                         360         52,608.98          2
                                       6.750            341.82        100
                                       6.500            341.82
    COVINGTON        KY   41011          1            07/03/03         23
    0436219612                           05           08/01/03          0
    2115100409                           O            07/01/33
    0


    8481674          W35/G01             F          162,534.00         ZZ
                                         360        162,320.64          1
                                       8.125          1,206.81        103
                                       7.875          1,206.81
    HAMILTON         OH   45011          1            06/25/03         23
    0436221675                           05           08/01/03          0
    20515                                O            07/01/33
    0


    8482048          Y10/G01             F          171,200.00         ZZ
                                         360        170,500.30          1
                                       6.500          1,082.10        107
                                       6.250          1,082.10
    VISALIA          CA   93291          1            07/03/03         23
    0436173983                           05           09/01/03          0
    1872191                              O            08/01/33
    0


    8482050          Y10/G01             F          133,900.00         ZZ
                                         360        133,784.72          1
                                       6.750            868.47        103
                                       6.500            868.47
    MIAMI            FL   33168          1            07/09/03         23
    0436174361                           05           09/01/03          0
    1867803                              O            08/01/33
    0


    8482324          624/G01             F          147,150.00         ZZ
                                         360        147,013.71          1
                                       6.375            918.02        104
                                       6.125            918.02
    LEMOORE          CA   93245          1            07/03/03         23
    0436206056                           05           09/01/03          0
    1000039748                           O            08/01/33
    0
1




    8482470          G51/G01             F          172,163.00         ZZ
                                         360        172,014.77          1
                                       6.750          1,116.65        107
                                       6.500          1,116.65
    COLORADO SPRING  CO   80918          1            07/16/03         23
    0436220198                           05           09/01/03          0
    20007174                             O            08/01/33
    0


    8482666          W95/G01             F           96,900.00         ZZ
                                         360         96,752.07          1
                                       7.375            669.27         95
                                       7.125            669.27
    MIAMI            FL   33174          1            06/27/03         23
    0436429435                           01           08/01/03          0
    24712001001572                       O            07/01/33
    0


    8482772          Y19/G01             F          157,600.00         ZZ
                                         360        157,457.53          1
                                       6.500            996.14         95
                                       6.250            996.14
    WOODBRIDGE       VA   22192          1            07/14/03         23
    0436230239                           01           09/01/03          0
    104287                               N            08/01/33
    0


    8482784          Y19/G01             F          156,750.00         ZZ
                                         360        156,458.85          1
                                       6.375            977.92         95
                                       6.125            977.92
    STAFFORD         VA   22554          1            07/02/03         23
    0436231369                           09           08/01/03          0
    104041                               N            07/01/33
    0


    8482830          Y19/G01             F          161,350.00         ZZ
                                         360        161,230.26          1
                                       7.500          1,128.18         99
                                       7.250          1,128.18
    ORANGE           VA   22960          1            07/16/03         23
    0436236475                           03           09/01/03          0
    104164                               O            08/01/33
    0
1




    8482922          X47/G01             F           81,000.00         ZZ
                                         360         80,866.81          1
                                       7.000            538.90        100
                                       6.750            538.90
    BAYTOWN          TX   77521          1            07/09/03         23
    0436230734                           03           08/01/03          0
    K12027                               O            07/01/33
    0


    8482930          642/G01             F          179,220.00         ZZ
                                         360        179,090.28          1
                                       7.625          1,268.51        103
                                       7.375          1,268.51
    REEDLEY          CA   93654          5            07/11/03         23
    0436201131                           05           09/01/03          0
    06202203                             O            08/01/33
    0


    8482952          H81/G01             F          154,100.00         ZZ
                                         360        153,999.20          1
                                       8.125          1,144.19        103
                                       7.875          1,144.19
    MILWAUKEE        WI   53219          1            07/16/03         23
    0436230866                           05           09/01/03          0
    WH19686SP                            O            08/01/33
    0


    8482974          A06/G01             F           93,300.00         ZZ
                                         360         93,196.53          1
                                       6.875            612.92        101
                                       6.625            612.92
    MADISON HEIGHTS  MI   48071          1            07/03/03         23
    0436259428                           05           09/01/03          0
    021000020314964                      O            08/01/33
    0


    8482984          313/G01             F          133,000.00         ZZ
                                         180        132,791.85          2
                                       7.250            907.30         95
                                       7.000            907.30
    ELLENWOOD        GA   30294          1            06/30/03         23
    0436218572                           05           08/01/03          0
    0009714460                           N            07/01/18
    0
1




    8482998          U05/G01             F           52,250.00         ZZ
                                         360         52,159.78          1
                                       6.750            338.89         95
                                       6.500            338.89
    BALTIMORE        MD   21207          1            06/25/03         23
    0436255384                           05           08/01/03          0
    3353791                              N            07/01/33
    0


    8483064          624/G01             F          155,000.00         ZZ
                                         360        154,859.87          1
                                       6.500            979.71        100
                                       6.250            979.71
    HANFORD          CA   93230          1            07/09/03         23
    0436217442                           05           09/01/03          0
    1000036537                           O            08/01/33
    0


    8483098          W89/G01             F          108,900.00         ZZ
                                         360        108,834.02          1
                                       8.500            837.35        102
                                       8.250            837.35
    WEBSTER CITY     IA   50595          5            07/16/03         23
    0436239040                           05           09/01/03          0
    4440363399                           O            08/01/33
    0


    8483176          Y13/G01             F          129,500.00         ZZ
                                         360        129,423.54          1
                                       8.625          1,007.24        100
                                       8.375          1,007.24
    DETROIT          MI   48239          1            07/16/03         23
    0436244511                           05           09/01/03          0
    03643                                O            08/01/33
    0


    8483240          Q78/G01             F          133,797.00         ZZ
                                         360        133,704.91          1
                                       7.875            970.13         97
                                       7.625            970.13
    BURTON           OH   44021          5            07/14/03         23
    0436219018                           05           09/01/03          0
    732659                               O            08/01/33
    0
1




    8483398          U05/G01             F          104,405.00         ZZ
                                         360        104,229.14          1
                                       6.875            685.83         95
                                       6.625            685.83
    TAMPA            FL   33605          1            06/27/03         23
    0436210397                           05           08/01/03          0
    3380865                              N            07/01/33
    0


    8483536          W95/G01             F          137,750.00         ZZ
                                         360        137,639.84          1
                                       7.125            928.05         95
                                       6.875            928.05
    KISSIMMEE        FL   34744          1            07/09/03         23
    0436232037                           03           09/01/03          0
    20612001001647                       N            08/01/33
    0


    8483568          Y19/G01             F          223,500.00         ZZ
                                         360        223,342.26          1
                                       7.750          1,601.18        103
                                       7.500          1,601.18
    BOWIE            MD   20716          5            07/11/03         23
    0436234702                           09           09/01/03          0
    104336                               O            08/01/33
    0


    8483570          X83/G01             F           96,300.00         ZZ
                                         360         96,224.73          1
                                       7.240            656.28        107
                                       6.990            656.28
    HASTINGS         MI   49058          5            07/08/03         23
    0436229124                           05           08/12/03          0
    8400836                              O            07/12/33
    0


    8483728          Q78/G01             F          139,000.00         ZZ
                                         360        138,890.48          1
                                       7.200            943.52        107
                                       6.950            943.52
    LAWRENCEBURG     IN   47025          5            07/14/03         23
    0436218861                           05           09/01/03          0
    733000                               O            08/01/33
    0
1




    8483826          624/G01             F          174,585.00         ZZ
                                         360        174,464.85          1
                                       7.875          1,265.86        103
                                       7.625          1,265.86
    LODI             CA   95240          1            07/09/03         23
    0436236293                           05           09/01/03          0
    1000039864                           O            08/01/33
    0


    8483972          A11/G01             F          200,100.00         ZZ
                                         360        199,801.19          1
                                       7.500          1,399.13        101
                                       7.250          1,399.13
    CANTON           MI   48188          5            07/08/03         23
    0436231971                           05           08/14/03          0
    7271913313                           O            07/14/33
    0


    8483984          737/G01             F          106,350.00         ZZ
                                         360        106,260.66          1
                                       6.875            698.64        104
                                       6.625            698.64
    ROUND ROCK       TX   78664          1            07/09/03         23
    0436231567                           03           09/01/03          0
    6020564                              O            08/01/33
    0


    8484154          U05/G01             F           47,950.00         ZZ
                                         360         47,873.08          2
                                       7.125            323.05         95
                                       6.875            323.05
    DAYTON           OH   45324          1            06/27/03         23
    0436210918                           05           08/01/03          0
    3364957                              N            07/01/33
    0


    8484158          U35/G01             F           98,440.00         ZZ
                                         360         98,270.01          1
                                       6.750            638.48        107
                                       6.500            638.48
    FOND DU LAC      WI   54935          1            06/20/03         23
    0436403265                           05           08/01/03          0
    12223515                             O            07/01/33
    0
1




    8484166          G52/G01             F          120,550.00         ZZ
                                         360        120,438.34          1
                                       6.375            752.08         95
                                       6.125            752.08
    AVONDALE         AZ   85323          1            07/03/03         23
    0436238109                           03           09/01/03          0
    6400003515                           N            08/01/33
    0


    8484168          Q78/G01             F          144,200.00         ZZ
                                         360        144,098.22          1
                                       7.750          1,033.07        102
                                       7.500          1,033.07
    PASADENA         MD   21122          2            07/10/03         23
    0436218820                           05           09/01/03          0
    732407                               O            08/01/33
    0


    8484174          X81/G01             F          169,290.00         ZZ
                                         360        169,044.18          1
                                       7.625          1,198.22         99
                                       7.375          1,198.22
    ST CLOUD         MN   56301          1            06/30/03         23
    0436328827                           05           08/01/03          0
    953429                               O            07/01/33
    0


    8484208          M27/G01             F          125,100.00         ZZ
                                         360        124,999.96          1
                                       7.125            842.82        100
                                       6.875            842.82
    NASHVILLE        TN   37211          1            07/22/03         23
    0436230585                           05           09/01/03          0
    5000132543                           O            08/01/33
    0


    8484214          E65/G01             F          170,905.00         ZZ
                                         360        170,609.87          1
                                       6.750          1,108.49         95
                                       6.500          1,108.49
    LINDEN           MI   48451          1            07/02/03         23
    0436230999                           05           08/01/03          0
    259828                               O            07/01/33
    0
1




    8484216          U05/G01             F          292,520.00         ZZ
                                         360        292,073.47          1
                                       7.375          2,020.36        103
                                       7.125          2,020.36
    TRACY            CA   95376          1            06/17/03         23
    0436260459                           05           08/01/03          0
    3369941                              O            07/01/33
    0


    8484368          W40/G01             F          185,110.00         ZZ
                                         360        184,938.55          1
                                       6.375          1,154.85        107
                                       6.125          1,154.85
    PHOENIX          AZ   85044          5            07/12/03         23
    0436217707                           03           09/01/03          0
    100024523                            O            08/01/33
    0


    8484598          588/G01             F          143,050.00         ZZ
                                         360        142,929.82          1
                                       6.875            939.74        105
                                       6.625            939.74
    WALKERSVILLE     MD   21793          1            07/15/03         23
    0436219943                           09           09/01/03          0
    1100707                              O            08/01/33
    0


    8484762          W40/G01             F          203,000.00         ZZ
                                         360        202,791.48          1
                                       6.500          1,283.10        102
                                       6.250          1,283.10
    PHOENIX          AZ   85024          1            07/15/03         23
    0436239768                           03           09/01/03          0
    1000017900                           O            08/01/33
    0


    8485322          Y19/G01             F          296,000.00         ZZ
                                         360        295,780.33          1
                                       7.500          2,069.67         99
                                       7.250          2,069.67
    SPRINGFIELD      VA   22151          1            07/10/03         23
    0436235048                           09           09/01/03          0
    104165                               O            08/01/33
    0
1




    8485468          M45/G01             F           86,000.00         ZZ
                                         360         85,858.59          1
                                       7.000            572.17        100
                                       6.750            572.17
    SPENCER          IA   51301          1            06/16/03         23
    0436245732                           05           08/01/03          0
    A0466545                             O            07/01/33
    0


    8485570          588/G01             F          397,300.00         ZZ
                                         360        397,005.15          1
                                       7.500          2,777.98        103
                                       7.250          2,777.98
    DUMFRIES         VA   22026          1            07/14/03         23
    0436220057                           03           09/01/03          0
    1100953                              O            08/01/33
    0


    8485572          F34/G01             F          248,500.00         ZZ
                                         360        248,269.84          1
                                       6.375          1,550.32        105
                                       6.125          1,550.32
    WOODBRIDGE       VA   22193          1            07/15/03         23
    0436223465                           05           09/01/03          0
    13306065                             O            08/01/33
    0


    8485580          588/G01             F          154,500.00         ZZ
                                         360        154,349.83          1
                                       6.125            938.76        103
                                       5.875            938.76
    MONROE TOWNSHIP  NJ   08831          1            07/15/03         23
    0436201719                           05           09/01/03          0
    1095198                              O            08/01/33
    0


    8485590          964/G01             F          160,310.00         ZZ
                                         360        160,165.07          1
                                       6.500          1,013.28         95
                                       6.250          1,013.28
    GLENDALE         AZ   85308          1            07/09/03         23
    0436218069                           03           09/01/03          0
    482753                               N            08/01/33
    0
1




    8485592          X21/G01             F          298,650.00         ZZ
                                         360        298,373.39          1
                                       6.375          1,863.19        107
                                       6.125          1,863.19
    UPPER MARLBORO   MD   20772          1            07/17/03         23
    0436233373                           05           09/01/03          0
    709314                               O            08/01/33
    0


    8485594          964/G01             F          161,750.00         ZZ
                                         360        161,623.82          1
                                       7.250          1,103.42         97
                                       7.000          1,103.42
    ALBUQUERQUE      NM   87120          1            07/08/03         23
    0436230759                           05           09/01/03          0
    456307                               O            08/01/33
    0


    8485596          588/G01             F           72,760.00         ZZ
                                         360         72,697.36          1
                                       6.750            471.92        107
                                       6.500            471.92
    CITY OF EASTON   PA   18042          1            07/16/03         23
    0436201107                           05           09/01/03          0
    1100559                              O            08/01/33
    0


    8485600          964/G01             F          131,800.00         ZZ
                                         360        131,636.07          1
                                       6.375            822.26        103
                                       6.125            822.26
    SPRINGFIEILD     OR   97478          1            07/03/03         23
    0436186449                           05           09/01/03          0
    429218                               O            08/01/33
    0


    8485602          964/G01             F          272,950.00         ZZ
                                         360        272,747.43          1
                                       7.500          1,908.51        103
                                       7.250          1,908.51
    PASCO            WA   99301          5            07/02/03         23
    0436192702                           05           09/01/03          0
    406605                               O            08/01/33
    0
1




    8485606          A11/G01             F          166,690.00         ZZ
                                         360        166,409.10          1
                                       6.875          1,095.04        107
                                       6.625          1,095.04
    UTICA            MI   48317          1            07/11/03         23
    0436241566                           05           08/11/03          0
    1671822833                           O            07/11/33
    0


    8485610          J40/G01             F          143,380.00         ZZ
                                         360        143,250.38          1
                                       6.500            906.26        107
                                       6.250            906.26
    TUCSON           AZ   85710          5            07/14/03         23
    0436224398                           05           09/01/03          0
    1129426                              O            08/01/33
    0


    8485648          W78/G01             F          136,950.00         ZZ
                                         360        136,751.13          1
                                       7.625            969.32        107
                                       7.375            969.32
    CUMMING          GA   30041          2            06/24/03         23
    0436221261                           05           08/01/03          0
    0041265947                           O            07/01/33
    0


    8485652          W78/G01             F          104,850.00         ZZ
                                         360        104,693.57          1
                                       7.490            732.41        107
                                       7.240            732.41
    LEBANON          TN   37087          2            06/12/03         23
    0436221550                           05           08/01/03          0
    0041148336                           O            07/01/33
    0


    8485694          U85/G01             F           41,200.00         ZZ
                                         360         41,176.90          1
                                       8.875            327.81        103
                                       8.625            327.81
    PEORIA           IL   61605          1            07/18/03         23
    0436225866                           05           09/01/03          0
    TQSEDWARDS                           O            08/01/33
    0
1




    8485726          G75/G01             F          246,150.00         ZZ
                                         360        245,774.25          1
                                       7.375          1,700.10        103
                                       7.125          1,700.10
    CINCINNATI       OH   45255          1            06/27/03         23
    0436223606                           05           08/01/03          0
    04989933                             O            07/01/33
    0


    8485730          G75/G01             F           61,650.00         ZZ
                                         360         61,596.91          1
                                       6.750            399.87         94
                                       6.500            399.87
    LADSON           SC   29456          1            07/03/03         23
    0436225049                           07           09/01/03          0
    05207534                             N            08/01/33
    0


    8485736          A11/G01             F          156,000.00         ZZ
                                         360        155,767.72          1
                                       7.500          1,090.78        103
                                       7.250          1,090.78
    PLAINWELL        MI   49080          2            07/10/03         23
    0436262273                           05           08/15/03          0
    7271919998                           O            07/15/33
    0


    8485886          X31/G01             F          157,000.00         ZZ
                                         360        156,847.40          1
                                       6.125            953.95        100
                                       5.875            953.95
    DESERT HOT SPRI  CA   92240          1            07/07/03         23
    0436233878                           05           09/01/03          0
    41001631                             O            08/01/33
    0


    8485942          X01/G01             F           66,847.00         ZZ
                                         360         66,807.53          1
                                       8.625            519.93        103
                                       8.375            519.93
    HOUSTON          TX   77053          1            07/14/03         23
    0436423180                           05           09/01/03          0
    034329                               O            08/01/33
    0
1




    8485970          E22/G01             F          205,000.00         ZZ
                                         360        204,805.49          1
                                       6.250          1,262.22        100
                                       6.000          1,262.22
    KELSEYVILLE      CA   95451          1            07/15/03         23
    0417612371                           03           09/01/03          0
    0417612371                           O            08/01/33
    0


    8485972          K15/G01             F          169,900.00         ZZ
                                         360        169,634.12          1
                                       7.250          1,159.02        103
                                       7.000          1,159.02
    UNIONTOWN        OH   44685          5            06/25/03         23
    0436223440                           05           08/01/03          0
    028005509830                         O            07/01/33
    0


    8485976          E22/G01             F          258,000.00         T
                                         360        257,766.76          1
                                       6.500          1,630.74        104
                                       6.250          1,630.74
    GREEN ACRES      FL   33463          1            07/21/03         23
    0417615556                           03           09/01/03          0
    0417615556                           O            08/01/33
    0


    8485980          E22/G01             F           43,260.00         ZZ
                                         360         43,233.11          1
                                       8.375            328.81        103
                                       8.125            328.81
    COLUMBIA         SC   29209          1            07/21/03         23
    0417619590                           05           09/01/03          0
    0417619590                           O            08/01/33
    0


    8486000          E22/G01             F          118,550.00         ZZ
                                         360        118,442.83          1
                                       6.500            749.32         99
                                       6.250            749.32
    MOBILE           AL   36606          5            07/16/03         23
    0417637121                           05           09/01/03          0
    0417637121                           O            08/01/33
    0
1




    8486050          K15/G01             F           86,500.00         ZZ
                                         360         86,444.84          1
                                       8.250            649.85        103
                                       8.000            649.85
    FAYETTEVILLE     NC   28303          5            07/03/03         23
    0436219968                           05           09/01/03          0
    017105517749                         O            08/01/33
    0


    8486053          W02/G01             F           85,490.00         ZZ
                                         360         84,597.33          1
                                       8.250            642.26        103
                                       8.000            642.26
    PALATKA          FL   32177          5            02/01/03         23
    0435478979                           05           03/01/03          0
    1001949685                           O            02/01/33
    0


    8486060          E22/G01             F          124,500.00         ZZ
                                         360        124,400.44          1
                                       7.125            838.78        100
                                       6.875            838.78
    STEVENSVILLE     MT   59870          1            07/18/03         23
    0417674066                           07           09/01/03          0
    0417674066                           O            08/01/33
    0


    8486064          E22/G01             F          117,935.00         ZZ
                                         360        117,830.95          1
                                       6.625            755.15        103
                                       6.375            755.15
    NICHOLASVILLE    KY   40356          1            07/18/03         23
    0417678687                           05           09/01/03          0
    0417678687                           O            08/01/33
    0


    8486128          E22/G01             F          224,700.00         ZZ
                                         360        224,501.75          1
                                       6.625          1,438.78        107
                                       6.375          1,438.78
    EVERETT          WA   98208          2            07/10/03         23
    0417730645                           03           09/01/03          0
    0417730645                           O            08/01/33
    0
1




    8486130          M27/G01             F          152,400.00         ZZ
                                         360        152,255.40          1
                                       6.250            938.35        103
                                       6.000            938.35
    LENOIR CITY      TN   37772          1            07/15/03         23
    0436231005                           05           09/01/03          0
    5000102174                           O            08/01/33
    0


    8486156          E22/G01             F          352,030.00         ZZ
                                         360        351,719.41          1
                                       6.625          2,254.09        107
                                       6.375          2,254.09
    APOLLO BEACH     FL   33572          1            07/21/03         23
    0417754959                           05           09/01/03          0
    0417754959                           O            08/01/33
    0


    8486174          E22/G01             F          125,000.00         ZZ
                                         360        124,911.77          1
                                       7.750            895.52        100
                                       7.500            895.52
    GRAND JUNCTION   CO   81504          2            07/16/03         23
    0417767159                           05           09/01/03          0
    0417767159                           O            08/01/33
    0


    8486178          E22/G01             F          184,267.00         ZZ
                                         360        183,315.62          1
                                       6.500          1,164.69        103
                                       6.250          1,164.69
    CARY             NC   27511          1            07/21/03         23
    0417772076                           03           09/01/03          0
    0417772076                           O            08/01/33
    0


    8486182          967/G01             F          204,000.00         ZZ
                                         360        203,815.58          1
                                       6.500          1,289.42         99
                                       6.250          1,289.42
    GLENDALE         AZ   85308          2            07/08/03         23
    0436258099                           03           09/01/03          0
    6866750                              O            08/01/33
    0
1




    8486194          E22/G01             F          364,200.00         ZZ
                                         360        363,922.87          1
                                       7.375          2,515.44        103
                                       7.125          2,515.44
    BRENTWOOD        CA   94513          1            07/10/03         23
    0417791365                           05           09/01/03          0
    0417791365                           O            08/01/33
    0


    8486252          E22/G01             F          114,000.00         ZZ
                                         360        113,908.84          1
                                       7.125            768.04         95
                                       6.875            768.04
    NORWOOD          OH   45212          1            07/21/03         23
    0417871662                           05           09/01/03          0
    0417871662                           N            08/01/33
    0


    8486260          E22/G01             F           90,250.00         ZZ
                                         360         90,177.83          1
                                       7.125            608.03         95
                                       6.875            608.03
    NORWOOD          OH   45212          1            07/21/03         23
    0417877172                           05           09/01/03          0
    0417877172                           N            08/01/33
    0


    8486262          A06/G01             F           92,700.00         ZZ
                                         360         92,645.23          1
                                       8.625            721.02        103
                                       8.375            721.02
    DETROIT          MI   48204          1            07/15/03         23
    0436268460                           05           09/01/03          0
    035000020314176                      O            08/01/33
    0


    8486334          E22/G01             F          180,250.00         ZZ
                                         360        180,129.06          1
                                       8.000          1,322.61        103
                                       7.750          1,322.61
    KENNEWICK        WA   99337          5            07/11/03         23
    0417005105                           05           09/01/03          0
    0417005105                           O            08/01/33
    0
1




    8486346          E22/G01             F          154,500.00         ZZ
                                         360        154,390.95          1
                                       7.750          1,106.86        103
                                       7.500          1,106.86
    GRIDELY          CA   95948          1            06/27/03         00
    0417033271                           05           09/01/03          0
    0417033271                           O            08/01/33
    0


    8486484          E22/G01             F          158,750.00         ZZ
                                         360        158,632.19          1
                                       7.500          1,110.00        107
                                       7.250          1,110.00
    RACELAND         KY   41169          5            07/15/03         23
    0417109659                           05           09/01/03          0
    0417109659                           O            08/01/33
    0


    8486494          E22/G01             F          165,000.00         ZZ
                                         360        164,871.29          1
                                       7.250          1,125.59        100
                                       7.000          1,125.59
    ROGERSVILLE      MO   65804          1            07/16/03         23
    0417153608                           05           09/01/03          0
    0417153608                           O            08/01/33
    0


    8486498          E22/G01             F          140,000.00         ZZ
                                         360        139,896.10          1
                                       7.500            978.90        100
                                       7.250            978.90
    ST CLAIR SHORES  MI   48081          1            07/21/03         23
    0417166857                           05           09/01/03          0
    0417166857                           O            08/01/33
    0


    8486500          K15/G01             F          139,000.00         ZZ
                                         360        138,883.22          1
                                       6.875            913.13        107
                                       6.625            913.13
    HAUGHTON         LA   71037          5            07/10/03         23
    0436220503                           05           09/01/03          0
    031805517947                         O            08/01/33
    0
1




    8486520          U05/G01             F          108,150.00         ZZ
                                         360        108,082.78          1
                                       8.375            822.02        103
                                       8.125            822.02
    NAMPA            ID   83687          1            07/10/03         23
    0436224786                           03           09/01/03          0
    3380731                              O            08/01/33
    0


    8486524          E22/G01             F          179,000.00         ZZ
                                         360        178,879.89          1
                                       8.000          1,313.44        100
                                       7.750          1,313.44
    FRESNO           CA   93710          5            07/15/03         23
    0417233640                           05           09/01/03          0
    0417233640                           O            08/01/33
    0


    8486532          E22/G01             F          113,313.00         ZZ
                                         360        113,217.80          1
                                       6.875            744.39        107
                                       6.625            744.39
    MOUNT WASHINGTO  KY   40047          1            07/21/03         23
    0417257342                           05           09/01/03          0
    0417257342                           O            08/01/33
    0


    8486702          E22/G01             F          232,500.00         ZZ
                                         360        232,318.63          1
                                       7.250          1,586.06        107
                                       7.000          1,586.06
    HOLDEN           MA   01520          5            07/15/03         23
    0417507381                           05           09/01/03          0
    0417507381                           O            08/01/33
    0


    8486706          E22/G01             F          106,090.00         ZZ
                                         360        106,024.06          1
                                       8.375            806.36        103
                                       8.125            806.36
    DECATUR          AL   35603          5            07/15/03         23
    0417508553                           05           09/01/03          0
    0417508553                           O            08/01/33
    0
1




    8486708          E22/G01             F          138,700.00         ZZ
                                         360        138,618.12          1
                                       8.625          1,078.79        103
                                       8.375          1,078.79
    PALM BEACH GARD  FL   33418          1            07/21/03         23
    0417509247                           09           09/01/03          0
    0417509247                           O            08/01/33
    0


    8486732          642/G01             F           81,320.00         ZZ
                                         180         81,057.82          1
                                       6.750            719.61        107
                                       6.500            719.61
    NEWARK           OH   43055          5            07/17/03         23
    0436201339                           05           09/01/03          0
    06-1080-03                           O            08/01/18
    0


    8486736          E22/G01             F          144,900.00         ZZ
                                         360        144,775.24          1
                                       6.750            939.82        100
                                       6.500            939.82
    RENO             NV   89502          1            07/17/03         23
    0417533403                           05           09/01/03          0
    0417533403                           O            08/01/33
    0


    8486800          E22/G01             F          212,000.00         ZZ
                                         360        211,857.75          1
                                       8.000          1,555.58        101
                                       7.750          1,555.58
    CONWAY           SC   29526          5            07/16/03         23
    0417570959                           05           09/01/03          0
    0417570959                           O            08/01/33
    0


    8486812          E22/G01             F          155,530.00         ZZ
                                         360        155,385.95          1
                                       6.375            970.30        103
                                       6.125            970.30
    WILMINGTON       NC   28412          1            07/21/03         23
    0417576998                           05           09/01/03          0
    0417576998                           O            08/01/33
    0
1




    8486820          M24/G01             F          128,400.00         ZZ
                                         360        128,289.45          1
                                       6.750            832.80        107
                                       6.500            832.80
    PHOENIX          AZ   85043          5            07/09/03         23
    0436240774                           05           09/01/03          0
    253214224                            O            08/01/33
    0


    8486832          U42/G01             F           75,300.00         ZZ
                                         360         75,173.11          1
                                       6.875            494.67        107
                                       6.625            494.67
    SAN ANTONIO      TX   78245          1            06/30/03         23
    0436236392                           05           08/01/03          0
    49300419                             O            07/01/33
    0


    8486848          940/G01             F          259,000.00         ZZ
                                         360        258,777.01          1
                                       6.750          1,679.87        100
                                       6.500          1,679.87
    FULLERTON        CA   92833          1            07/11/03         23
    0436234892                           01           09/01/03          0
    40030999                             O            08/01/33
    0


    8486908          F89/G01             F          167,500.00         ZZ
                                         360        167,203.62          1
                                       6.625          1,072.52        100
                                       6.375          1,072.52
    LAS VEGAS        NV   89123          1            06/26/03         04
    0436241152                           03           08/01/03         35
    28391                                O            07/01/33
    0


    8487008          X21/G01             F          147,500.00         ZZ
                                         360        147,373.00          1
                                       6.750            956.69        106
                                       6.500            956.69
    ROSEDALE         MD   21237          1            07/14/03         23
    0436233423                           05           09/01/03          0
    709011                               O            08/01/33
    0
1




    8487046          M24/G01             F          284,500.00         ZZ
                                         360        284,260.99          1
                                       6.875          1,868.96        100
                                       6.625          1,868.96
    BUENA PARK       CA   90621          1            07/07/03         23
    0436250146                           05           09/01/03          0
    288215970                            O            08/01/33
    0


    8487070          E57/G01             F          204,950.00         ZZ
                                         360        204,644.85          1
                                       7.500          1,433.04        103
                                       7.250          1,433.04
    VICTORVILLE      CA   92392          1            06/24/03         23
    0436223721                           03           08/01/03          0
    06017141                             O            07/01/33
    0


    8487128          G75/G01             F          115,250.00         ZZ
                                         360        115,040.93          1
                                       6.750            747.51        103
                                       6.500            747.51
    KETTERING        OH   45429          1            07/01/03         23
    0436201776                           05           08/01/03          0
    05204019                             O            07/01/33
    0


    8487138          G75/G01             F           47,500.00         ZZ
                                         360         47,459.10          1
                                       6.750            308.09         95
                                       6.500            308.09
    NORTH CHARLESTO  SC   29420          1            07/03/03         23
    0436230189                           07           09/01/03          0
    05206190                             N            08/01/33
    0


    8487140          408/G01             F           54,050.00         T
                                         360         53,971.51          1
                                       7.625            382.56        104
                                       7.375            382.56
    INDEPENDENCE     MO   64050          1            06/25/03         23
    0436237861                           29           08/01/03          0
    703037737                            O            07/01/33
    0
1




    8487144          N74/G01             F          118,965.00         ZZ
                                         360        118,816.60          1
                                       8.375            904.22        103
                                       8.125            904.22
    RICHMOND         VA   23237          1            07/14/03         23
    0436229959                           05           08/14/03          0
    0032845010                           O            07/14/33
    0


    8487168          313/G01             F          132,900.00         ZZ
                                         360        132,587.07          1
                                       7.250            906.62        100
                                       7.000            906.62
    WINDER           GA   30680          1            06/27/03         23
    0436224828                           05           08/01/03          0
    0009727058                           O            07/01/33
    0


    8487180          G51/G01             F          139,050.00         ZZ
                                         360        138,954.31          1
                                       7.875          1,008.21        103
                                       7.625          1,008.21
    PUEBLO           CO   81005          5            07/15/03         23
    0436239123                           05           09/01/03          0
    20006968                             O            08/01/33
    0


    8487208          313/G01             F          111,515.00         ZZ
                                         360        111,312.83          1
                                       6.500            704.85         95
                                       6.250            704.85
    PORT CHARLOTTE   FL   33948          1            06/27/03         23
    0436233365                           05           08/01/03          0
    0009256041                           O            07/01/33
    0


    8487212          G51/G01             F          184,842.00         ZZ
                                         360        184,682.85          1
                                       6.750          1,198.89        107
                                       6.500          1,198.89
    BRADENTON        FL   34203          1            07/18/03         23
    0436245377                           05           09/01/03          0
    25003590                             O            08/01/33
    0
1




    8487216          G51/G01             F          121,437.00         ZZ
                                         360        121,353.42          1
                                       7.875            880.51        103
                                       7.625            880.51
    COLORADO SPRING  CO   80911          1            07/11/03         23
    0436245682                           05           09/01/03          0
    20006938                             O            08/01/33
    0


    8487258          K15/G01             F          104,900.00         ZZ
                                         360        104,744.70          1
                                       7.375            724.52         98
                                       7.125            724.52
    FRANKLIN         OH   45005          5            06/27/03         23
    0436225460                           05           09/01/03          0
    002780005509927                      O            08/01/33
    0


    8487286          R56/G01             F          219,350.00         ZZ
                                         360        219,165.72          1
                                       6.875          1,440.97        107
                                       6.625          1,440.97
    VISALIA          CA   93277          5            07/01/03         23
    0436238562                           05           09/01/03          0
    03160341                             O            08/01/33
    0


    8487368          P01/G01             F          146,000.00         ZZ
                                         360        145,753.98          1
                                       6.875            959.12        100
                                       6.625            959.12
    ALBANY           NY   12205          1            07/01/03         23
    0436238075                           05           08/01/03          0
    03005178                             O            07/01/33
    0


    8487386          R56/G01             F          112,350.00         ZZ
                                         360        112,155.99          1
                                       6.750            728.70        107
                                       6.500            728.70
    BISBEE           AZ   85603          2            06/19/03         23
    0436240725                           05           08/01/03          0
    03161601AZ                           O            07/01/33
    0
1




    8487414          W02/G01             F           96,300.00         ZZ
                                         360         96,123.37          1
                                       6.440            604.89        107
                                       6.190            604.89
    FRANKTON         IN   46044          5            06/20/03         23
    0436461420                           05           08/01/03          0
    1002492344                           O            07/01/33
    0


    8487448          Y13/G01             F           99,680.00         ZZ
                                         180         99,607.85          1
                                       7.625            705.53        105
                                       7.375            705.53
    DOLTON           IL   60419          1            07/17/03         23
    0436235485                           05           09/01/03          0
    990344                               O            08/01/18
    0


    8487574          W02/G01             F          126,690.00         ZZ
                                         360        126,591.76          1
                                       7.280            866.83        103
                                       7.030            866.83
    PORT SAINT LUCI  FL   34983          5            07/01/03         23
    0436340293                           05           09/01/03          0
    1002659986                           O            08/01/33
    0


    8487610          W02/G01             F           80,340.00         ZZ
                                         360         80,284.77          1
                                       7.880            582.80        103
                                       7.630            582.80
    DYERSBURG        TN   38024          5            07/10/03         23
    0436340269                           05           09/01/03          0
    1002656239                           O            08/01/33
    0


    8487614          W02/G01             F           90,950.00         ZZ
                                         360         90,874.26          1
                                       6.920            600.22        107
                                       6.670            600.22
    CHRISTIANSBURG   VA   24073          5            07/11/03         23
    0436340509                           01           09/01/03          0
    1002594933                           O            08/01/33
    0
1




    8487648          W02/G01             F          190,550.00         ZZ
                                         360        190,289.24          1
                                       7.920          1,387.58         98
                                       7.670          1,387.58
    ORLANDO          FL   32891          5            06/26/03         23
    0436327423                           01           08/01/03          0
    1002536415                           O            07/01/33
    0


    8487660          W02/G01             F          126,790.00         ZZ
                                         360        126,678.89          1
                                       6.660            814.79        107
                                       6.410            814.79
    MULLINS          SC   29574          2            07/10/03         23
    0436327654                           05           09/01/03          0
    1002432879                           O            08/01/33
    0


    8487784          W02/G01             F          100,940.00         ZZ
                                         360        100,782.96          1
                                       7.280            690.65        103
                                       7.030            690.65
    HOMESTEAD        FL   33034          5            06/25/03         23
    0436365274                           05           08/01/03          0
    1002610409                           O            07/01/33
    0


    8487842          W02/G01             F          125,660.00         ZZ
                                         360        125,566.55          1
                                       7.490            877.78        103
                                       7.240            877.78
    DELRAY BEACH     FL   33446          5            07/14/03         23
    0436434583                           01           09/01/03          0
    1002643400                           O            08/01/33
    0


    8487844          Q14/G01             F          111,240.00         ZZ
                                         360        111,161.48          1
                                       7.750            796.94        102
                                       7.500            796.94
    CEDAR RAPIDS     IA   52402          5            07/11/03         23
    0436240550                           05           09/01/03          0
    0000314024                           O            08/01/33
    0
1




    8487852          W39/G01             F          127,300.00         ZZ
                                         360        127,190.39          1
                                       6.750            825.67        107
                                       6.500            825.67
    NAVARRE          FL   32566          5            07/16/03         23
    0436240576                           05           09/01/03          0
    LA033233                             O            08/01/33
    0


    8488056          K15/G01             F          155,500.00         ZZ
                                         360        155,381.68          1
                                       7.375          1,074.00        103
                                       7.125          1,074.00
    CORTLAND         OH   44410          5            07/25/03         23
    0436286272                           05           09/01/03          0
    028005510134                         O            08/01/33
    0


    8488618          K15/G01             F           93,000.00         ZZ
                                         360         92,934.36          1
                                       7.750            666.26         99
                                       7.500            666.26
    FAYETTEVILLE     NC   28304          2            06/27/03         23
    0436219828                           05           09/01/03          0
    017105518069                         O            08/01/33
    0


    8488658          J95/G01             F          398,000.00         ZZ
                                         360        395,825.97          1
                                       6.875          2,614.58        103
                                       6.625          2,614.58
    SANTA CRUZ       CA   95065          1            06/20/03         23
    0436227862                           01           08/01/03          0
    0043953199                           O            07/01/33
    0


    8488688          K15/G01             F          146,200.00         ZZ
                                         360        145,987.71          1
                                       7.625          1,034.79        103
                                       7.375          1,034.79
    EVERETT          WA   98204          5            06/25/03         23
    0436220255                           01           08/01/03          0
    1                                    O            07/01/33
    0
1




    8488690          X91/G01             F          204,200.00         ZZ
                                         360        204,032.62          1
                                       7.000          1,358.55        103
                                       6.750          1,358.55
    MILILANI         HI   96789          1            06/30/03         23
    0436427876                           01           09/01/03          0
    807312                               O            08/01/33
    0


    8488704          W35/G01             F           90,000.00         ZZ
                                         360         89,788.10          1
                                       7.250            613.96        100
                                       7.000            613.96
    WEST CHESTER     OH   45069          1            06/27/03         23
    0436227516                           01           07/27/03          0
    21258                                O            06/27/33
    0


    8488716          W35/G01             F          160,000.00         ZZ
                                         360        159,701.39          1
                                       6.350            995.58        100
                                       6.100            995.58
    TRENTON          OH   45067          1            06/27/03         23
    0436229629                           05           08/01/03          0
    21066                                O            07/01/33
    0


    8488738          H81/G01             F          173,040.00         ZZ
                                         360        172,898.16          1
                                       7.000          1,151.24        103
                                       6.750          1,151.24
    ROCHESTER        MN   55901          5            07/18/03         23
    0436295125                           05           09/01/03          0
    WH19554SP                            O            08/01/33
    0


    8488766          B23/G01             F          161,600.00         ZZ
                                         360        161,457.43          1
                                       6.625          1,034.74        100
                                       6.375          1,034.74
    BEAUMONT         CA   92223          1            07/10/03         23
    0436236624                           05           09/01/03          0
    80001473                             O            08/01/33
    0
1




    8488772          808/G01             F          133,385.00         ZZ
                                         360        133,286.01          1
                                       7.500            932.65        103
                                       7.250            932.65
    KINGSBURG        CA   93631          1            07/03/03         23
    0436235444                           05           09/01/03          0
    9106459                              O            08/01/33
    0


    8488848          K15/G01             F          204,400.00         ZZ
                                         360        204,080.13          1
                                       7.250          1,394.37        102
                                       7.000          1,394.37
    RENO             NV   89506          5            06/25/03         23
    0436229058                           05           08/01/03          0
    022105517925                         O            07/01/33
    0


    8488900          L76/G01             F           76,230.00         ZZ
                                         360         76,110.72          1
                                       7.250            520.02         99
                                       7.000            520.02
    INDEPENDENCE     MO   64056          1            07/02/03         23
    0436234298                           05           08/02/03          0
    991923                               O            07/02/33
    0


    8488930          L16/G01             F          104,000.00         ZZ
                                         360        103,940.16          1
                                       8.750            818.17        100
                                       8.500            818.17
    BAKERSFIELD      CA   93304          5            07/15/03         23
    0436255327                           05           09/01/03          0
    10752                                O            08/01/33
    0


    8488976          G34/G01             F          178,100.00         ZZ
                                         360        177,957.58          1
                                       7.125          1,199.89        100
                                       6.875          1,199.89
    NORTH LAS VEGAS  NV   89031          1            07/15/03         23
    0436231666                           05           09/01/03          0
    77301271                             O            08/01/33
    0
1




    8489016          X01/G01             F          138,030.00         ZZ
                                         360        137,919.62          1
                                       7.125            929.93        107
                                       6.875            929.93
    WESTMINSTER      CO   80031          5            07/03/03         23
    0436423057                           09           09/01/03          0
    034188                               O            08/01/33
    0


    8489052          642/G01             F          400,000.00         ZZ
                                         360        399,680.13          1
                                       7.125          2,694.87        106
                                       6.875          2,694.87
    ODENTON          MD   21113          2            07/10/03         23
    0436231948                           03           09/01/03          0
    04124703                             O            08/01/33
    0


    8489062          K60/G01             F          114,000.00         ZZ
                                         360        113,449.32          1
                                       6.750            739.40        100
                                       6.500            739.40
    COLUMBIA         SC   29229          1            07/17/03         23
    0436327548                           05           09/01/03          0
    80227                                O            08/01/33
    0


    8489086          X64/G01             F          168,920.00         ZZ
                                         360        168,791.46          1
                                       7.375          1,166.69        103
                                       7.125          1,166.69
    ROYAL OAK        MI   48073          1            07/11/03         23
    0436258214                           05           09/01/03          0
    000009823                            O            08/01/33
    0


    8489098          X83/G01             F          219,350.00         ZZ
                                         360        217,471.33          1
                                       7.490          1,532.23        107
                                       7.240          1,532.23
    GRAND RAPIDS     MI   49508          5            07/18/03         23
    0436238372                           29           08/23/03          0
    8400853                              O            07/23/33
    0
1




    8489132          X67/G01             F          165,000.00         ZZ
                                         360        164,748.13          1
                                       7.375          1,139.61        100
                                       7.125          1,139.61
    ORLANDO          FL   32819          1            06/30/03         23
    0436232391                           05           08/01/03          0
    0000419706                           O            07/01/33
    0


    8489136          U19/G01             F          117,700.00         ZZ
                                         360        117,585.60          1
                                       6.125            715.16        107
                                       5.875            715.16
    FORT MORGAN      CO   80701          1            07/09/03         23
    0436232086                           05           09/01/03          0
    11001274                             O            08/01/33
    0


    8489170          642/G01             F          173,275.00         ZZ
                                         360        173,139.83          1
                                       7.250          1,182.04        100
                                       7.000          1,182.04
    HUMMELSTOWN      PA   17036          1            07/15/03         23
    0436232045                           09           09/01/03          0
    05163403                             O            08/01/33
    0


    8489182          F64/G01             F          115,100.00         ZZ
                                         360        114,993.40          1
                                       6.375            718.07        105
                                       6.125            718.07
    VIRGINIA BEACH   VA   23462          1            07/07/03         23
    0436232003                           07           09/01/03          0
    HAMPT5800001068                      O            08/01/33
    0


    8489210          B57/G01             F          367,500.00         ZZ
                                         360        366,800.79          1
                                       6.250          2,262.76        100
                                       6.000          2,262.76
    LONG BEACH       CA   90803          1            06/30/03         23
    0436239107                           01           08/01/03          0
    00000262                             O            07/01/33
    0
1




    8489366          U05/G01             F           80,464.00         ZZ
                                         360         80,387.65          1
                                       6.250            495.43         95
                                       6.000            495.43
    NORFOLK          VA   23513          5            07/07/03         23
    0436227631                           05           09/01/03          0
    3377772                              O            08/01/33
    0


    8489368          W30/G01             F          138,020.00         ZZ
                                         360        137,925.02          1
                                       7.875          1,000.74        103
                                       7.625          1,000.74
    PROVIDENCE       RI   02908          1            07/08/03         23
    0436300875                           05           09/01/03          0
    8103193                              O            08/01/33
    0


    8489446          964/G01             F          187,500.00         ZZ
                                         360        187,330.50          1
                                       6.500          1,185.13        100
                                       6.250          1,185.13
    GRASS VALLEY     CA   95945          1            07/10/03         23
    0436226930                           05           09/01/03          0
    462543                               O            08/01/33
    0


    8489488          964/G01             F          188,000.00         ZZ
                                         360        187,834.13          1
                                       6.625          1,203.79         99
                                       6.375          1,203.79
    SACRAMENTO       CA   95814          5            07/11/03         23
    0436204424                           01           09/01/03          0
    448248                               O            08/01/33
    0


    8489526          964/G01             F          122,600.00         ZZ
                                         360        122,497.00          1
                                       6.875            805.40        100
                                       6.625            805.40
    LAS VEGAS        NV   89115          1            07/11/03         23
    0436227003                           05           09/01/03          0
    458327                               O            08/01/33
    0
1




    8489532          W49/G01             F          132,500.00         ZZ
                                         360        132,371.22          1
                                       6.125            805.08        102
                                       5.875            805.08
    FORT WAYNE       IN   46825          2            07/16/03         23
    0436217400                           05           09/01/03          0
    2003044861                           O            08/01/33
    0


    8489536          964/G01             F          181,850.00         ZZ
                                         360        181,700.94          1
                                       7.000          1,209.85        102
                                       6.750          1,209.85
    LAS VEGAS        NV   89123          5            07/10/03         23
    0436204523                           05           09/01/03          0
    435232                               O            08/01/33
    0


    8489540          964/G01             F          227,630.00         ZZ
                                         360        227,461.07          1
                                       7.500          1,591.62        103
                                       7.250          1,591.62
    MADERA           CA   93637          1            07/15/03         23
    0436204663                           05           09/01/03          0
    476953                               O            08/01/33
    0


    8489542          964/G01             F          161,000.00         ZZ
                                         360        160,864.74          1
                                       6.875          1,057.66        100
                                       6.625          1,057.66
    HENDERSON        NV   89015          1            07/17/03         23
    0436204366                           03           09/01/03          0
    476266                               O            08/01/33
    0


    8489552          K15/G01             F          262,800.00         ZZ
                                         360        262,550.65          1
                                       6.250          1,618.10        105
                                       6.000          1,618.10
    PENDLETON        IN   46064          5            06/30/03         23
    0436231492                           05           09/01/03          0
    027605511056                         O            08/01/33
    0
1




    8489554          K15/G01             F           87,800.00         ZZ
                                         360         87,655.64          1
                                       7.000            584.14        107
                                       6.750            584.14
    ORLANDO          FL   32805          1            06/12/03         23
    0436230403                           05           08/01/03          0
    042700119805                         O            07/01/33
    0


    8489688          E57/G01             F          110,550.00         ZZ
                                         360        110,339.65          1
                                       6.250            680.68        106
                                       6.000            680.68
    DOS PALOS        CA   93620          1            06/24/03         23
    0436231419                           05           08/01/03          0
    13005055                             O            07/01/33
    0


    8489728          U05/G01             F          120,750.00         ZZ
                                         360        120,655.80          1
                                       7.250            823.73        100
                                       7.000            823.73
    PHOENIX          AZ   85043          1            07/11/03         23
    0436225981                           03           09/01/03          0
    3376183                              O            08/01/33
    0


    8489732          A06/G01             F          170,000.00         ZZ
                                         360        169,873.83          1
                                       7.500          1,188.67        100
                                       7.250          1,188.67
    DETROIT          MI   48227          1            07/18/03         23
    0436229553                           05           09/01/03          0
    025000020316498                      O            08/01/33
    0


    8489736          313/G01             F           94,000.00         ZZ
                                         360         93,841.59          1
                                       6.875            617.52        100
                                       6.625            617.52
    SPOKANE          WA   99202          1            06/26/03         23
    0436291330                           05           08/01/03          0
    0009586660                           O            07/01/33
    0
1




    8489738          J95/G01             F           87,700.00         ZZ
                                         360         87,614.76          1
                                       6.125            532.88        107
                                       5.875            532.88
    HUMMELSTOWN      PA   17036          1            07/14/03         23
    0436229322                           01           09/01/03          0
    0044385516                           O            08/01/33
    0


    8489772          696/G01             F          144,600.00         ZZ
                                         360        144,373.71          1
                                       7.250            986.43        104
                                       7.000            986.43
    ALEXANDRIA       VA   22309          1            07/03/03         23
    0436220248                           01           08/01/03          0
    20203079                             O            07/01/33
    0


    8489800          588/G01             F          156,900.00         ZZ
                                         360        156,764.91          1
                                       6.750          1,017.65        105
                                       6.500          1,017.65
    GAITHERSBURG     MD   20886          1            07/16/03         23
    0436230445                           09           09/01/03          0
    1100427                              O            08/01/33
    0


    8489802          N67/G01             F          133,750.00         ZZ
                                         360        133,648.23          1
                                       7.375            923.78        107
                                       7.125            923.78
    CALUMET CITY     IL   60409          2            07/11/03         23
    0436233456                           05           09/01/03          0
    3262005668                           O            08/01/33
    0


    8489804          588/G01             F          386,800.00         ZZ
                                         360        386,466.97          1
                                       6.750          2,508.78        104
                                       6.500          2,508.78
    MOUNT AIRY       MD   21771          1            07/17/03         23
    0436230882                           05           09/01/03          0
    1101213                              O            08/01/33
    0
1




    8489808          940/G01             F           71,250.00         ZZ
                                         360         71,193.03          1
                                       7.125            480.02         95
                                       6.875            480.02
    ADELANTO         CA   92301          1            07/11/03         23
    0436242721                           05           09/01/03          0
    24030134                             N            08/01/33
    0


    8489846          U05/G01             F          132,000.00         ZZ
                                         360        131,894.44          1
                                       7.125            889.31        100
                                       6.875            889.31
    MESA             AZ   85203          1            07/11/03         23
    0436230478                           01           09/01/03          0
    3384407                              O            08/01/33
    0


    8489854          U18/G01             F          114,900.00         ZZ
                                         360        114,814.73          1
                                       7.500            803.40        100
                                       7.250            803.40
    CALERA           AL   35040          1            07/15/03         23
    0436257208                           05           09/01/03          0
    AL0420337967                         O            08/01/33
    0


    8489856          U05/G01             F          240,450.00         ZZ
                                         360        239,958.50          1
                                       5.875          1,422.35        105
                                       5.625          1,422.35
    VIRGINIA BEACH   VA   23455          1            07/07/03         23
    0436231674                           05           08/01/03          0
    3377017                              O            07/01/33
    0


    8489860          588/G01             F          225,500.00         ZZ
                                         360        225,296.15          1
                                       6.500          1,425.31        100
                                       6.250          1,425.31
    OLNEY            MD   20832          1            07/17/03         23
    0436231534                           09           09/01/03          0
    1100626                              O            08/01/33
    0
1




    8489866          588/G01             F          134,800.00         ZZ
                                         360        134,521.21          1
                                       6.125            819.06        107
                                       5.875            819.06
    RESTON           VA   20191          1            07/02/03         23
    0436232029                           01           08/01/03          0
    1099633                              O            07/01/33
    0


    8489896          U05/G01             F          115,000.00         T
                                         360        114,903.38          1
                                       6.875            755.47        100
                                       6.625            755.47
    LAYTON           UT   84041          1            07/16/03         23
    0436226120                           05           09/01/03          0
    3375471                              O            08/01/33
    0


    8489932          T76/G01             F          211,500.00         ZZ
                                         360        211,354.45          1
                                       7.875          1,533.52         99
                                       7.625          1,533.52
    WESTCHESTER      IL   60154          5            07/14/03         23
    0436221329                           05           09/01/03          0
    11729                                O            08/01/33
    0


    8489968          G34/G01             F          144,000.00         ZZ
                                         360        143,881.96          1
                                       7.000            958.04        100
                                       6.750            958.04
    LAS VEGAS        NV   89156          1            07/14/03         23
    0436233464                           05           09/01/03          0
    77309136                             O            08/01/33
    0


    8489970          N46/G01             F          147,650.00         ZZ
                                         360        147,516.52          1
                                       6.500            933.25        107
                                       6.250            933.25
    VASS             NC   28394          1            07/17/03         23
    0436229694                           03           09/01/03          0
    115990501                            O            08/01/33
    0
1




    8489974          B57/G01             F          278,000.00         ZZ
                                         360        277,766.45          1
                                       6.875          1,826.26        100
                                       6.625          1,826.26
    CORONA           CA   92879          1            07/01/03         23
    0436236335                           05           09/01/03          0
    00000367                             O            08/01/33
    0


    8489984          624/G01             F          130,000.00         ZZ
                                         360        129,758.56          1
                                       6.375            811.03        100
                                       6.125            811.03
    HANFORD          CA   93230          1            06/25/03         23
    0436230429                           05           08/01/03          0
    1000038876                           O            07/01/33
    0


    8490048          E57/G01             F          245,000.00         T
                                         360        244,783.84          1
                                       6.625          1,568.76        100
                                       6.375          1,568.76
    SEATTLE          WA   98136          1            06/30/03         23
    0436230262                           01           09/01/03          0
    25000096                             O            08/01/33
    0


    8490054          E57/G01             F          204,500.00         ZZ
                                         360        204,120.19          1
                                       6.375          1,275.81        104
                                       6.125          1,275.81
    MURRIETA AREA    CA   92563          1            06/24/03         23
    0436230551                           01           08/01/03          0
    06016993                             O            07/01/33
    0


    8490062          E60/G01             F          177,675.00         ZZ
                                         360        177,518.24          1
                                       6.625          1,137.67        103
                                       6.375          1,137.67
    NIPOMO           CA   93444          1            07/14/03         23
    0436236657                           09           09/01/03          0
    SL01210646                           O            08/01/33
    0
1




    8490090          J95/G01             F          171,300.00         T
                                         360        171,011.35          1
                                       6.875          1,125.32        104
                                       6.625          1,125.32
    PIGEON FORGE     TN   37863          1            07/02/03         23
    0436228290                           05           08/01/03          0
    0044129294                           O            07/01/33
    0


    8490096          A11/G01             F          226,300.00         ZZ
                                         360        225,899.56          1
                                       6.625          1,449.03        103
                                       6.375          1,449.03
    NEW BALTIMORE    MI   48047          1            07/18/03         23
    0436238638                           05           08/18/03          0
    190450509                            O            07/18/33
    0


    8490566          B39/G01             F          163,150.00         ZZ
                                         360        163,037.72          1
                                       7.875          1,182.95         99
                                       7.625          1,182.95
    COTTAGE GROVE    MN   55016          1            07/21/03         23
    0436234496                           05           09/01/03          0
    200328414F                           O            08/01/33
    0


    8490724          E22/G01             F          106,000.00         ZZ
                                         360        105,917.31          1
                                       7.250            723.11        106
                                       7.000            723.11
    GRAND JUNCTION   CO   81505          5            07/17/03         23
    0417361987                           05           09/01/03          0
    0417361987                           O            08/01/33
    0


    8490772          E22/G01             F          158,000.00         ZZ
                                         360        157,879.77          1
                                       7.375          1,091.27         99
                                       7.125          1,091.27
    VANCOUVER        WA   98683          5            07/15/03         23
    0417664422                           05           09/01/03          0
    0417664422                           O            08/01/33
    0
1




    8490776          E22/G01             F          136,600.00         ZZ
                                         360        136,488.03          1
                                       7.000            908.80         99
                                       6.750            908.80
    YUKON            OK   73099          5            07/17/03         23
    0417668852                           05           09/01/03          0
    0417668852                           O            08/01/33
    0


    8490798          E22/G01             F          196,650.00         ZZ
                                         360        196,500.37          1
                                       7.375          1,358.21         95
                                       7.125          1,358.21
    VANCOUVER        WA   98686          1            07/14/03         23
    0417451820                           05           09/01/03          0
    0417451820                           O            08/01/33
    0


    8490980          U05/G01             F           97,800.00         ZZ
                                         360         97,709.42          1
                                       6.375            610.14        103
                                       6.125            610.14
    EDINBURG         TX   78539          2            07/03/03         10
    0436235212                           05           09/01/03         35
    3369580                              O            08/01/33
    0


    8490992          E22/G01             F          285,000.00         ZZ
                                         360        284,736.03          1
                                       6.375          1,778.03        100
                                       6.125          1,778.03
    WHITTIER         CA   90606          1            07/15/03         23
    0417811130                           05           09/01/03          0
    0417811130                           O            08/01/33
    0


    8491004          E22/G01             F          214,800.00         ZZ
                                         360        214,610.48          1
                                       6.625          1,375.39         98
                                       6.375          1,375.39
    HENDERSON        NV   89015          2            07/11/03         23
    0417826377                           03           09/01/03          0
    0417826377                           O            08/01/33
    0
1




    8491030          E22/G01             F          284,950.00         ZZ
                                         360        284,753.89          1
                                       7.875          2,066.09        100
                                       7.625          2,066.09
    BOTHELL          WA   98011          1            07/17/03         23
    0417886819                           05           09/01/03          0
    0417886819                           O            08/01/33
    0


    8491036          E22/G01             F           90,337.00         ZZ
                                         360         90,264.76          1
                                       7.125            608.62         99
                                       6.875            608.62
    WILSONVILLE      AL   35186          1            07/21/03         23
    0417694957                           05           09/01/03          0
    0417694957                           O            08/01/33
    0


    8491046          E22/G01             F          133,900.00         ZZ
                                         360        133,810.16          1
                                       8.000            982.51        103
                                       7.750            982.51
    INDIANAPOLIS     IN   46221          2            07/17/03         23
    0417709474                           03           09/01/03          0
    0417709474                           O            08/01/33
    0


    8491062          E22/G01             F          142,675.00         ZZ
                                         360        142,566.44          1
                                       7.375            985.42        100
                                       7.125            985.42
    RICHMOND         VA   23223          5            07/17/03         23
    0417737004                           05           09/01/03          0
    0417737004                           O            08/01/33
    0


    8491070          E22/G01             F          154,500.00         ZZ
                                         360        154,388.18          1
                                       7.625          1,093.54        103
                                       7.375          1,093.54
    LONG BEACH       CA   90802          1            07/16/03         23
    0417745304                           01           09/01/03          0
    0417745304                           O            08/01/33
    0
1




    8491078          E22/G01             F          123,405.00         ZZ
                                         360        123,301.33          1
                                       6.875            810.68         95
                                       6.625            810.68
    EAGLE            ID   83616          1            07/18/03         23
    0417902897                           03           09/01/03          0
    0417902897                           N            08/01/33
    0


    8491084          E22/G01             F          390,964.00         ZZ
                                         360        390,627.38          1
                                       6.750          2,535.79        103
                                       6.500          2,535.79
    SANTA ROSA       CA   95401          1            07/11/03         23
    0417916871                           05           09/01/03          0
    0417916871                           O            08/01/33
    0


    8491092          E22/G01             F          191,580.00         ZZ
                                         360        191,441.34          1
                                       7.625          1,355.99        103
                                       7.375          1,355.99
    CLACKAMAS        OR   97015          1            07/15/03         23
    0417927910                           05           09/01/03          0
    0417927910                           O            08/01/33
    0


    8491104          E22/G01             F          161,500.00         ZZ
                                         360        161,354.00          1
                                       6.500          1,020.79        103
                                       6.250          1,020.79
    EAST WENATCHEE   WA   98802          1            07/15/03         23
    0417970167                           05           09/01/03          0
    0417970167                           O            08/01/33
    0


    8491134          E22/G01             F          164,800.00         ZZ
                                         360        163,591.18          1
                                       8.125          1,223.64        103
                                       7.875          1,223.64
    LAS VEGAS        NV   89129          5            07/11/03         23
    0417770047                           03           09/01/03          0
    0417770047                           O            08/01/33
    0
1




    8491166          G51/G01             F          190,420.00         ZZ
                                         360        190,304.64          1
                                       8.500          1,464.17        103
                                       8.250          1,464.17
    LAS VEGAS        NV   89145          5            07/14/03         23
    0436247829                           05           09/01/03          0
    22000987                             O            08/01/33
    0


    8491178          E22/G01             F          162,800.00         ZZ
                                         360        162,659.83          1
                                       6.750          1,055.92        105
                                       6.500          1,055.92
    HOUSTON          TX   77096          1            07/22/03         23
    0417801347                           03           09/01/03          0
    0417801347                           O            08/01/33
    0


    8491204          E22/G01             F          107,000.00         ZZ
                                         360        106,916.53          1
                                       7.250            729.93        100
                                       7.000            729.93
    SAN ANTONIO      TX   78223          1            07/21/03         23
    0417551868                           05           09/01/03          0
    0417551868                           O            08/01/33
    0


    8491212          E22/G01             F          360,000.00         ZZ
                                         360        359,682.38          1
                                       6.625          2,305.12        100
                                       6.375          2,305.12
    WASHINGTON       DC   20001          1            07/22/03         00
    0417567443                           07           09/01/03          0
    0417567443                           O            08/01/33
    0


    8491326          313/G01             F           58,350.00         ZZ
                                         360         58,254.26          1
                                       7.250            398.05        107
                                       7.000            398.05
    COLUMBIA         MO   65202          1            07/01/03         23
    0436438139                           05           08/01/03          0
    0009778473                           O            07/01/33
    0
1




    8491330          G34/G01             F          231,350.00         ZZ
                                         360        231,140.86          1
                                       6.500          1,462.29        103
                                       6.250          1,462.29
    LAS VEGAS        NV   89103          1            07/08/03         23
    0436265623                           05           09/01/03          0
    77305034                             O            08/01/33
    0


    8491338          E86/G01             F          262,000.00         ZZ
                                         360        261,619.54          1
                                       7.625          1,854.42         99
                                       7.375          1,854.42
    CORONA           CA   92879          5            06/24/03         23
    0436250286                           05           08/01/03          0
    0000319472                           O            07/01/33
    0


    8491370          P48/G01             F          216,300.00         ZZ
                                         360        216,172.30          1
                                       8.625          1,682.36         99
                                       8.375          1,682.36
    COTTAGE GROVE    MN   55016          2            07/18/03         23
    0436237978                           05           09/01/03          0
    12537267                             O            08/01/33
    0


    8491426          B39/G01             F          177,500.00         ZZ
                                         360        177,395.20          1
                                       8.625          1,380.58        100
                                       8.375          1,380.58
    FARIBAULT        MN   55021          1            07/18/03         23
    0436265409                           05           09/01/03          0
    20031703F                            O            08/01/33
    0


    8491556          U85/G01             F           83,000.00         ZZ
                                         180         82,945.71          2
                                       8.125            616.27        100
                                       7.875            616.27
    MILWAUKEE        WI   53215          1            07/21/03         23
    0436235451                           05           09/01/03          0
    1                                    O            08/01/18
    0
1




    8491580          J95/G01             F           52,430.00         ZZ
                                         360         52,382.60          1
                                       6.500            331.39        107
                                       6.250            331.39
    ALTOONA          PA   16601          1            07/09/03         23
    0436230387                           05           09/01/03          0
    0043723584                           O            08/01/33
    0


    8491606          N67/G01             F          241,000.00         ZZ
                                         360        238,046.31          1
                                       8.125          1,789.42        103
                                       7.875          1,789.42
    ONTARIO          CA   91761          1            07/10/03         23
    0436232607                           03           09/01/03          0
    1781006729                           O            08/01/33
    0


    8491646          642/G01             F           99,500.00         ZZ
                                         360         99,416.41          1
                                       6.875            653.64        107
                                       6.625            653.64
    ALBUQUERQUE      NM   87121          5            07/16/03         23
    0436230924                           05           09/01/03          0
    05166503                             O            08/01/33
    0


    8491650          M66/G01             F          204,250.00         ZZ
                                         360        203,953.40          1
                                       7.625          1,445.67         95
                                       7.375          1,445.67
    SMITHVILLE       NJ   08205          1            06/20/03         23
    0436250203                           09           08/01/03          0
    1                                    O            07/01/33
    0


    8491654          A11/G01             F          198,750.00         ZZ
                                         360        198,454.08          1
                                       7.500          1,389.69        103
                                       7.250          1,389.69
    CHELSEA          MI   48118          1            07/10/03         23
    0436230676                           01           08/10/03          0
    6071722308                           O            07/10/33
    0
1




    8491976          U77/G01             F          160,000.00         ZZ
                                         360        159,767.66          1
                                       7.625          1,132.47        100
                                       7.375          1,132.47
    CORNELIUS        NC   28031          1            07/18/03         23
    0436269930                           05           08/18/03          0
    03070361                             O            07/18/33
    0


    8492178          J95/G01             F          131,805.00         ZZ
                                         360        130,670.54          1
                                       7.375            910.35        106
                                       7.125            910.35
    VANCOUVER        WA   98686          5            07/01/03         23
    0436230254                           05           09/01/03          0
    0043440916                           O            08/01/33
    0


    8492182          313/G01             F          363,800.00         ZZ
                                         180        363,216.42          1
                                       7.125          2,450.99        107
                                       6.875          2,450.99
    SPOTSYLVANIA     VA   22553          5            06/30/03         23
    0436249411                           05           08/01/03          0
    0009668948                           O            07/01/18
    0


    8492192          K15/G01             F          164,800.00         ZZ
                                         360        164,515.42          1
                                       6.750          1,068.89        100
                                       6.500          1,068.89
    RIO RANCHO       NM   87144          1            06/30/03         23
    0436276356                           05           08/01/03          0
    00350005518090                       O            07/01/33
    0


    8492196          Q64/G01             F          251,750.00         ZZ
                                         180        251,384.40          1
                                       7.625          1,781.88         95
                                       7.375          1,781.88
    SPRINGFIELD      VA   22150          1            06/27/03         23
    0436241749                           09           08/01/03          0
    2113100188                           O            07/01/18
    0
1




    8492200          Q64/G01             F          118,200.00         ZZ
                                         360        118,098.23          1
                                       6.750            766.65        102
                                       6.500            766.65
    MURFREESBORO     TN   37130          1            07/15/03         23
    0436248744                           05           09/01/03          0
    0308021005                           O            08/01/33
    0


    8492244          Q64/G01             F          256,800.00         ZZ
                                         360        256,567.84          1
                                       6.500          1,623.16        107
                                       6.250          1,623.16
    GRIFFIN          GA   30223          5            07/07/03         23
    0436266738                           05           09/01/03          0
    2101100257                           O            08/01/33
    0


    8492302          Q64/G01             F          115,500.00         ZZ
                                         360        115,323.68          1
                                       7.375            797.73        106
                                       7.125            797.73
    HULL             GA   30606          1            06/18/03         23
    0436232938                           05           08/01/03          0
    0107901605                           O            07/01/33
    0


    8492304          Q64/G01             F          176,900.00         ZZ
                                         360        176,762.00          1
                                       7.250          1,206.77        100
                                       7.000          1,206.77
    COON RAPIDS      MN   55448          1            07/16/03         23
    0436245575                           05           09/01/03          0
    2101100443                           O            08/01/33
    0


    8492308          Q64/G01             F           57,050.00         ZZ
                                         360         56,998.42          1
                                       6.500            360.60        104
                                       6.250            360.60
    SUMMERVILLE      SC   29483          1            07/15/03         23
    0436248736                           05           09/01/03          0
    0107851107                           O            08/01/33
    0
1




    8492314          Q64/G01             F          108,150.00         ZZ
                                         360        108,084.48          1
                                       8.500            831.58        103
                                       8.250            831.58
    JONESBOROUGH     TN   37659          2            07/08/03         23
    0436245534                           05           09/01/03          0
    2105100503                           O            08/01/33
    0


    8492318          F64/G01             F          137,100.00         ZZ
                                         360        136,990.36          1
                                       7.125            923.67        103
                                       6.875            923.67
    ETOWAH           TN   37331          5            07/09/03         23
    0436231468                           05           09/01/03          0
    77003195                             O            08/01/33
    0


    8492376          R84/G01             F           59,600.00         ZZ
                                         360         59,550.17          1
                                       6.900            392.53        103
                                       6.650            392.53
    ANDALUSIA        AL   36420          1            07/11/03         23
    0436239941                           05           09/01/03          0
    WL0306041                            O            08/01/33
    0


    8492428          Y50/G01             F          184,100.00         ZZ
                                         360        183,966.75          1
                                       7.625          1,303.05         99
                                       7.375          1,303.05
    PHOENIX          AZ   85029          1            07/11/03         00
    0436241590                           03           09/01/03          0
    22032860                             O            08/01/33
    0


    8493532          G51/G01             F           67,000.00         ZZ
                                         360         66,943.70          1
                                       6.875            440.15        107
                                       6.625            440.15
    SPRING HILL      FL   34606          1            07/22/03         00
    0436232649                           05           09/01/03          0
    20007193                             O            08/01/33
    0
1




    8493848          S53/G01             F          172,470.00         ZZ
                                         360        172,368.18          1
                                       8.625          1,341.45        103
                                       8.375          1,341.45
    NEW HOPE         MN   55428          1            07/17/03         23
    0436230940                           05           09/01/03          0
    9848233000                           O            08/01/33
    0


    8494394          X91/G01             F          388,200.00         ZZ
                                         360        387,911.90          1
                                       7.500          2,714.35         96
                                       7.250          2,714.35
    KANEOHE          HI   96744          5            07/11/03         23
    0436244396                           05           09/01/03          0
    808291                               O            08/01/33
    0


    8494504          M66/G01             F           50,350.00         ZZ
                                         360         50,265.14          1
                                       6.875            330.77         95
                                       6.625            330.77
    SICKLERVILLE     NJ   08081          1            07/03/03         11
    0436238273                           03           08/01/03         25
    1                                    N            07/01/33
    0


    8494522          K15/G01             F          132,600.00         ZZ
                                         360        132,392.06          1
                                       7.250            904.57        107
                                       7.000            904.57
    HILLSBORO        IN   47949          5            06/25/03         23
    0436235758                           05           08/01/03          0
    048700120060                         O            07/01/33
    0


    8494552          U05/G01             F           66,500.00         ZZ
                                         360         66,393.33          1
                                       7.125            448.02         95
                                       6.875            448.02
    GETTYSBURG       PA   17325          1            07/07/03         23
    0436233910                           05           08/01/03          0
    3371328                              N            07/01/33
    0
1




    8494556          U05/G01             F          175,100.00         ZZ
                                         360        174,973.26          1
                                       7.625          1,239.35        103
                                       7.375          1,239.35
    AKRON            OH   44319          5            07/10/03         23
    0436236749                           05           09/01/03          0
    3379188                              O            08/01/33
    0


    8494692          147/G01             F          136,475.00         ZZ
                                         360        136,198.43          1
                                       8.000          1,001.41        103
                                       7.750          1,001.41
    BOWIE            MD   20716          1            05/16/03         23
    0436230056                           05           07/01/03          0
    10547128                             O            06/01/33
    0


    8494694          J95/G01             F           76,220.00         ZZ
                                         360         76,167.54          1
                                       7.875            552.65        103
                                       7.625            552.65
    WICHITA          KS   67204          5            07/11/03         23
    0436247597                           05           09/01/03          0
    1                                    O            08/01/33
    0


    8494698          F64/G01             F          159,600.00         ZZ
                                         360        159,324.41          1
                                       6.750          1,035.16        103
                                       6.500          1,035.16
    KING GEORGE      VA   22485          1            06/30/03         23
    0436231831                           03           08/01/03          0
    77002792                             O            07/01/33
    0


    8494706          147/G01             F           66,340.00         ZZ
                                         360         66,233.59          1
                                       7.125            446.94        107
                                       6.875            446.94
    INDIANA          PA   15701          1            06/20/03         23
    0436229918                           05           08/01/03          0
    10554555                             O            07/01/33
    0
1




    8494892          N67/G01             F           99,000.00         ZZ
                                         360         98,928.34          1
                                       7.625            700.72        107
                                       7.375            700.72
    CHEEKTOWAGA      NY   14227          5            07/16/03         23
    0436241806                           05           09/01/03          0
    3274010807                           O            08/01/33
    0


    8495186          P23/G01             F          355,350.00         ZZ
                                         360        354,119.55          1
                                       7.990          2,604.96        103
                                       7.740          2,604.96
    BUENA PARK       CA   90620          1            05/27/03         23
    0436269104                           05           07/01/03          0
    WTL030000507                         O            06/01/33
    0


    8495202          E22/G01             F          150,000.00         ZZ
                                         360        149,870.85          1
                                       6.750            972.90         97
                                       6.500            972.90
    STEPHENS CITY    VA   22655          1            07/23/03         23
    0416881613                           05           09/01/03          0
    0416881613                           O            08/01/33
    0


    8495224          E22/G01             F          118,450.00         ZZ
                                         360        118,277.99          1
                                       7.625            838.38        103
                                       7.375            838.38
    CHARLOTTE        NC   28215          1            06/17/03         23
    0417172426                           05           08/01/03          0
    0417172426                           O            07/01/33
    0


    8495242          E22/G01             F          264,800.00         ZZ
                                         360        264,598.51          1
                                       7.375          1,828.91         99
                                       7.125          1,828.91
    SACRAMENTO       CA   95828          5            07/16/03         23
    0417288818                           05           09/01/03          0
    0417288818                           O            08/01/33
    0
1




    8495254          E22/G01             F          178,200.00         ZZ
                                         360        178,053.93          1
                                       7.000          1,185.57         99
                                       6.750          1,185.57
    MOORE            OK   73160          1            07/23/03         23
    0417337409                           05           09/01/03          0
    0417337409                           O            08/01/33
    0


    8495300          E22/G01             F          278,200.00         ZZ
                                         360        277,948.51          1
                                       6.500          1,758.41        107
                                       6.250          1,758.41
    ACCOKEEK         MD   20607          5            07/14/03         23
    0417455326                           05           09/01/03          0
    0417455326                           O            08/01/33
    0


    8495332          Q78/G01             F          306,940.00         ZZ
                                         360        306,733.63          1
                                       7.990          2,250.08        103
                                       7.740          2,250.08
    COLUMBUS         OH   43221          5            07/17/03         23
    0436237648                           05           09/01/03          0
    732724                               O            08/01/33
    0


    8495338          E22/G01             F           90,640.00         ZZ
                                         360         90,567.52          1
                                       7.125            610.66        103
                                       6.875            610.66
    GULFPORT         MS   39503          5            07/18/03         23
    0417550837                           05           09/01/03          0
    0417550837                           O            08/01/33
    0


    8495348          E22/G01             F           77,250.00         ZZ
                                         360         77,200.74          1
                                       8.250            580.35        103
                                       8.000            580.35
    KILN             MS   39556          1            07/23/03         23
    0417481637                           05           09/01/03          0
    0417481637                           O            08/01/33
    0
1




    8495362          E22/G01             F           90,000.00         ZZ
                                         360         89,938.07          1
                                       7.875            652.56        100
                                       7.625            652.56
    NORTH CHARLESTO  SC   29420          5            07/14/03         23
    0417584885                           05           09/01/03          0
    0417584885                           O            08/01/33
    0


    8495368          E22/G01             F          133,750.00         ZZ
                                         360        133,601.30          1
                                       6.625            856.42        107
                                       6.375            856.42
    FLUSHING         MI   48433          5            07/18/03         23
    0417586443                           05           09/01/03          0
    0417586443                           O            08/01/33
    0


    8495452          E22/G01             F          194,000.00         ZZ
                                         360        193,820.32          1
                                       6.375          1,210.31        103
                                       6.125          1,210.31
    BOISE            ID   83702          1            07/21/03         23
    0417670015                           05           09/01/03          0
    0417670015                           O            08/01/33
    0


    8495464          E22/G01             F          201,160.00         ZZ
                                         360        200,967.86          1
                                       6.625          1,288.05        107
                                       6.375          1,288.05
    LEE'S SUMMIT     MO   64081          2            07/18/03         23
    0417701448                           05           09/01/03          0
    0417701448                           O            08/01/33
    0


    8495466          E22/G01             F          123,651.00         ZZ
                                         360        123,556.91          1
                                       7.375            854.03         99
                                       7.125            854.03
    JACKSONVILLE     FL   32256          1            07/23/03         23
    0417693470                           01           09/01/03          0
    0417693470                           O            08/01/33
    0
1




    8495488          E22/G01             F          178,705.00         ZZ
                                         360        178,569.02          1
                                       7.375          1,234.27        103
                                       7.125          1,234.27
    TAYLOR           MI   48180          1            07/23/03         23
    0417717337                           05           09/01/03          0
    0417717337                           O            08/01/33
    0


    8495542          E22/G01             F          218,500.00         ZZ
                                         360        218,302.47          1
                                       6.500          1,381.07        100
                                       6.250          1,381.07
    VALLEJO          CA   94591          1            07/15/03         23
    0417787306                           01           09/01/03          0
    0417787306                           O            08/01/33
    0


    8495546          E22/G01             F          200,750.00         ZZ
                                         360        200,585.45          1
                                       7.000          1,335.59         99
                                       6.750          1,335.59
    ST. JOSEPH       MI   49085          1            07/23/03         23
    0417789369                           05           09/01/03          0
    0417789369                           O            08/01/33
    0


    8495548          E22/G01             F          129,768.00         ZZ
                                         360        129,664.23          1
                                       7.125            874.27         95
                                       6.875            874.27
    DENTON           TX   76210          1            07/22/03         23
    0417789799                           03           09/01/03          0
    0417789799                           N            08/01/33
    0


    8495590          E22/G01             F          161,500.00         ZZ
                                         360        161,377.11          1
                                       7.375          1,115.44         95
                                       7.125          1,115.44
    DOUGLASVILLE     GA   30135          1            07/23/03         23
    0417824430                           05           09/01/03          0
    0417824430                           N            08/01/33
    0
1




    8495612          E22/G01             F          189,900.00         ZZ
                                         360        189,710.25          1
                                       6.375          1,184.73        100
                                       6.125          1,184.73
    NORTH LAS VEGAS  NV   89030          1            07/16/03         23
    0417849726                           03           09/01/03          0
    0417849726                           O            08/01/33
    0


    8495692          P27/G01             F          155,000.00         ZZ
                                         360        154,485.95          1
                                       7.000          1,031.22        105
                                       6.750          1,031.22
    PHOENIX          AZ   85048          5            07/15/03         23
    0436235949                           09           09/01/03          0
    2106547124                           O            08/01/33
    0


    8495704          E22/G01             F           38,550.00         ZZ
                                         360         38,517.61          1
                                       6.875            253.25         99
                                       6.625            253.25
    BARNHARDT        MO   63012          1            07/23/03         23
    0417932118                           05           09/01/03          0
    0417932118                           O            08/01/33
    0


    8495726          E22/G01             F          284,900.00         ZZ
                                         360        284,677.75          1
                                       7.250          1,943.52        100
                                       7.000          1,943.52
    BARTLETT         IL   60133          1            07/23/03         23
    0418016580                           05           09/01/03          0
    0418016580                           O            08/01/33
    0


    8495746          P27/G01             F          172,270.00         ZZ
                                         360        172,092.85          1
                                       7.125          1,160.61        107
                                       6.875          1,160.61
    PORTLAND         CT   06480          2            07/14/03         23
    0436235956                           05           09/01/03          0
    IA71704                              O            08/01/33
    0
1




    8495770          Q78/G01             F          153,500.00         ZZ
                                         360        153,386.08          1
                                       7.500          1,073.30         97
                                       7.250          1,073.30
    GREENWOOD        IN   46142          2            07/15/03         23
    0436237663                           05           09/01/03          0
    732777                               O            08/01/33
    0


    8495790          L21/G01             F          233,000.00         ZZ
                                         360        232,831.36          1
                                       7.625          1,649.16        100
                                       7.375          1,649.16
    MANASSAS         VA   20110          1            07/22/03         23
    0436233993                           03           09/01/03          0
    703-03188                            O            08/01/33
    0


    8495812          L99/G01             F          163,710.00         ZZ
                                         360        163,466.26          1
                                       7.500          1,144.68        107
                                       7.250          1,144.68
    COLUMBUS         GA   31909          2            06/16/03         23
    0436422562                           05           08/01/03          0
    235606                               O            07/01/33
    0


    8495842          Q78/G01             F          165,000.00         ZZ
                                         360        164,886.22          1
                                       7.865          1,195.22        103
                                       7.615          1,195.22
    CHARLOTTE        NC   28215          2            07/14/03         23
    0436237697                           03           09/01/03          0
    732132                               O            08/01/33
    0


    8495856          Q78/G01             F          119,000.00         ZZ
                                         360        118,900.02          1
                                       6.875            781.75        104
                                       6.625            781.75
    CHARLOTTE        NC   28212          2            07/18/03         23
    0436237721                           05           09/01/03          0
    733796                               O            08/01/33
    0
1




    8495864          Q78/G01             F          153,000.00         ZZ
                                         360        152,897.13          1
                                       7.990          1,121.60        103
                                       7.740          1,121.60
    GREENWOOD        SC   29649          1            07/16/03         23
    0436237598                           05           09/01/03          0
    732872                               O            08/01/33
    0


    8495872          Q78/G01             F          195,800.00         ZZ
                                         360        195,653.08          1
                                       7.445          1,361.70        107
                                       7.195          1,361.70
    AURORA           CO   80015          5            07/19/03         23
    0436237671                           05           09/01/03          0
    733397                               O            08/01/33
    0


    8495880          Q14/G01             F          105,650.00         ZZ
                                         360        105,567.58          1
                                       7.250            720.72        107
                                       7.000            720.72
    OMAHA            NE   68107          5            07/16/03         23
    0436244453                           05           09/01/03          0
    0000314077                           O            08/01/33
    0


    8495882          588/G01             F          177,800.00         ZZ
                                         360        177,152.86          1
                                       6.500          1,123.82        106
                                       6.250          1,123.82
    SPRING CITY BOR  PA   19475          1            07/18/03         23
    0436232912                           05           09/01/03          0
    1099766                              O            08/01/33
    0


    8495894          Q78/G01             F          261,600.00         ZZ
                                         360        261,424.11          1
                                       7.990          1,917.71        103
                                       7.740          1,917.71
    LEWIS CENTER     OH   43035          5            07/18/03         23
    0436237689                           05           09/01/03          0
    732670                               O            08/01/33
    0
1




    8495972          Q78/G01             F          108,000.00         ZZ
                                         360        107,927.38          1
                                       7.990            791.72         99
                                       7.740            791.72
    ROCK HILL        SC   29732          1            07/15/03         23
    0436237622                           05           09/01/03          0
    732224                               O            08/01/33
    0


    8495974          N67/G01             F           77,400.00         ZZ
                                         360         77,029.05          2
                                       7.375            534.58         95
                                       7.125            534.58
    TROY             NY   12182          1            07/15/03         23
    0436237127                           05           09/01/03          0
    3274010651                           N            08/01/33
    0


    8496006          Q78/G01             F           87,500.00         ZZ
                                         360         87,445.61          1
                                       8.375            665.07        103
                                       8.125            665.07
    HAMPTON          VA   23669          5            07/17/03         23
    0436241848                           05           09/01/03          0
    731270                               O            08/01/33
    0


    8496020          Q14/G01             F          482,600.00         ZZ
                                         360        482,163.72          1
                                       6.500          3,050.36        103
                                       6.250          3,050.36
    PHOENIX          AZ   85018          1            07/21/03         23
    0436396915                           05           09/01/03          0
    0000314354                           O            08/01/33
    0


    8496126          X81/G01             F          189,520.00         ZZ
                                         360        189,271.22          1
                                       8.125          1,407.18        103
                                       7.875          1,407.18
    EAGAN            MN   55121          1            06/27/03         23
    0436251284                           05           08/01/03          0
    953421                               O            07/01/33
    0
1




    8496136          B57/G01             F           97,850.00         ZZ
                                         360         97,714.88          1
                                       7.875            709.48        103
                                       7.625            709.48
    ORANGE PARK      FL   32065          1            06/30/03         23
    0436236350                           05           08/01/03          0
    21000986                             O            07/01/33
    0


    8496174          U96/G01             F          375,000.00         ZZ
                                         360        374,626.69          1
                                       6.000          2,248.31        100
                                       5.750          2,248.31
    KANEOHE          HI   96744          1            07/16/03         23
    0436242101                           03           09/01/03          0
    030600432                            O            08/01/33
    0


    8496176          808/G01             F          130,000.00         ZZ
                                         360        129,791.48          1
                                       7.125            875.83        100
                                       6.875            875.83
    LANCASTER        CA   93534          1            06/27/03         23
    0436236780                           05           08/01/03          0
    9507302                              O            07/01/33
    0


    8496228          M50/G01             F          148,650.00         ZZ
                                         180        148,562.24          1
                                       8.625          1,156.18        103
                                       8.375          1,156.18
    HOUSTON          TX   77086          1            07/18/03         23
    0436237374                           05           09/01/03          0
    1212651                              O            08/01/18
    0


    8496544          R17/G01             F          143,582.00         ZZ
                                         360        143,411.85          1
                                       8.625          1,116.77        103
                                       8.375          1,116.77
    LYNN             MA   01902          1            06/30/03         23
    0436446157                           01           08/01/03          0
    1000338907                           O            07/01/33
    0
1




    8496552          X47/G01             F          169,000.00         ZZ
                                         360        168,838.65          1
                                       7.375          1,167.24        100
                                       7.125          1,167.24
    DEL RIO          TX   78840          1            07/21/03         23
    0436233670                           05           09/01/03          0
    K12065                               O            08/01/33
    0


    8496612          N74/G01             F          347,750.00         ZZ
                                         360        347,164.02          1
                                       6.875          2,284.47        107
                                       6.625          2,284.47
    WILLIAMSTON      SC   29697          5            07/17/03         23
    0436241798                           05           08/22/03          0
    0032888010                           O            07/22/33
    0


    8496648          P01/G01             F          189,500.00         ZZ
                                         360        189,344.67          1
                                       7.000          1,260.75        106
                                       6.750          1,260.75
    BALLSTON LAKE    NY   12019          1            07/11/03         23
    0436239438                           05           09/01/03          0
    03005154                             O            08/01/33
    0


    8496818          R17/G01             F          195,700.00         ZZ
                                         360        195,531.50          1
                                       6.750          1,269.31        107
                                       6.500          1,269.31
    SKIPPACK         PA   19474          1            07/03/03         23
    0436237218                           09           09/01/03          0
    1000349135                           O            08/01/33
    0


    8496834          R17/G01             F          236,850.00         ZZ
                                         360        236,440.99          1
                                       6.750          1,536.21        105
                                       6.500          1,536.21
    HUDSON           OH   44236          5            07/01/03         23
    0436255228                           05           08/01/03          0
    1000328011                           O            07/01/33
    0
1




    8496854          X47/G01             F           78,850.00         ZZ
                                         360         78,795.73          1
                                       7.875            571.72         95
                                       7.625            571.72
    DECATUR          GA   30032          1            07/18/03         23
    0436233332                           05           09/01/03          0
    K11970                               O            08/01/33
    0


    8496936          M50/G01             F          292,000.00         T
                                         180        291,777.81          1
                                       7.375          2,016.77        100
                                       7.125          2,016.77
    ALEDO            TX   76008          1            07/09/03         23
    0436253322                           05           09/01/03          0
    1212637                              O            08/01/18
    0


    8497066          642/G01             F          293,161.00         ZZ
                                         360        292,889.48          1
                                       6.375          1,828.94        103
                                       6.125          1,828.94
    VENTURA          CA   93001          1            07/18/03         23
    0436230668                           01           09/01/03          0
    06269003                             O            08/01/33
    0


    8497094          588/G01             F          190,000.00         ZZ
                                         360        189,822.05          1
                                       6.875          1,248.16        100
                                       6.625          1,248.16
    WAPPINGER TOWN   NY   12590          1            07/22/03         23
    0436232979                           05           09/01/03          0
    1099997                              O            08/01/33
    0


    8497102          M66/G01             F          181,250.00         ZZ
                                         360        180,952.00          1
                                       7.000          1,205.86        103
                                       6.750          1,205.86
    CATONSVILLE      MD   21228          1            06/27/03         23
    0436258834                           05           08/01/03          0
    1024002750                           O            07/01/33
    0
1




    8497110          588/G01             F          138,000.00         ZZ
                                         360        134,991.56          1
                                       6.625            883.63        107
                                       6.375            883.63
    CALN TOWNSHIP    PA   19335          1            07/18/03         23
    0436233092                           05           09/01/03          0
    1099830                              O            08/01/33
    0


    8497114          M50/G01             F           72,000.00         ZZ
                                         180         71,945.21          1
                                       7.375            497.29        100
                                       7.125            497.29
    LUBBOCK          TX   79412          1            07/10/03         23
    0436237838                           05           09/01/03          0
    12121015                             O            08/01/18
    0


    8497136          T15/G01             F           95,765.00         ZZ
                                         360         95,619.26          1
                                       7.390            662.40        107
                                       7.140            662.40
    CUMBERLAND       MD   21502          2            07/15/03         23
    0436240311                           05           08/21/03          0
    030270                               O            07/21/33
    0


    8497142          U18/G01             F          224,000.00         ZZ
                                         360        223,833.76          1
                                       7.500          1,566.24        100
                                       7.250          1,566.24
    BIRMINGHAM       AL   35242          1            07/22/03         23
    0436257158                           05           09/01/03          0
    AL0419885668                         O            08/01/33
    0


    8497144          M50/G01             F          108,150.00         ZZ
                                         180        108,086.15          1
                                       8.625            841.18        103
                                       8.375            841.18
    FT. LAUDERDALE   FL   33311          1            07/18/03         23
    0436237523                           05           09/01/03          0
    2512669                              O            08/01/18
    0
1




    8497152          624/G01             F          198,275.00         ZZ
                                         360        198,135.06          1
                                       7.750          1,420.47        103
                                       7.500          1,420.47
    LEMOORE          CA   93245          1            07/01/03         23
    0436242432                           05           09/01/03          0
    1000039547                           O            08/01/33
    0


    8497156          685/G01             F          279,500.00         ZZ
                                         360        279,253.40          1
                                       6.625          1,789.67        106
                                       6.375          1,789.67
    HEMET            CA   92545          5            07/09/03         23
    0436240527                           05           09/01/03          0
    136677                               O            08/01/33
    0


    8497208          F89/G01             F          277,070.00         ZZ
                                         360        276,819.53          2
                                       6.500          1,751.27        103
                                       6.250          1,751.27
    LOS ANGELES      CA   90003          1            07/03/03         23
    0436463517                           05           09/01/03          0
    32112                                O            08/01/33
    0


    8497212          U05/G01             F          181,500.00         ZZ
                                         360        181,347.51          1
                                       6.875          1,192.33         97
                                       6.625          1,192.33
    HILLSBORO        OR   97124          5            07/17/03         23
    0436235683                           05           09/01/03          0
    3387524                              O            08/01/33
    0


    8497272          X67/G01             F          246,525.00         ZZ
                                         360        246,337.41          2
                                       7.375          1,702.69         95
                                       7.125          1,702.69
    LOS ANGELES      CA   90003          1            07/08/03         23
    0436239636                           05           09/01/03          0
    00287467                             N            08/01/33
    0
1




    8497274          U35/G01             F          169,000.00         ZZ
                                         360        168,858.02          1
                                       6.875          1,110.21        100
                                       6.625          1,110.21
    LAWNDALE         CA   90260          1            07/21/03         23
    0436274203                           01           09/01/03          0
    12583390                             O            08/01/33
    0


    8497284          X67/G01             F          224,400.00         ZZ
                                         360        224,002.93          1
                                       6.625          1,436.86         96
                                       6.375          1,436.86
    SUN CITY         CA   92585          1            06/23/03         23
    0436239727                           05           08/01/03          0
    0000418491                           O            07/01/33
    0


    8497292          S53/G01             F          182,310.00         ZZ
                                         360        182,178.05          1
                                       7.625          1,290.38        103
                                       7.375          1,290.38
    LOUISVILLE       KY   40220          1            07/22/03         23
    0436257224                           05           09/01/03          0
    9848059000                           O            08/01/33
    0


    8497326          X67/G01             F          131,300.00         ZZ
                                         360        130,994.34          1
                                       7.750            940.65         97
                                       7.500            940.65
    WILSON           NC   27896          5            06/24/03         23
    0436249007                           05           08/01/03          0
    0000418704                           O            07/01/33
    0


    8497328          L99/G01             F           89,300.00         ZZ
                                         360         89,232.05          1
                                       7.375            616.77         95
                                       7.125            616.77
    DECATUR          GA   30034          1            07/10/03         23
    0436236186                           05           09/01/03          0
    235871                               N            08/01/33
    0
1




    8497334          313/G01             F          115,300.00         ZZ
                                         360        115,206.80          1
                                       7.250            786.55        100
                                       7.000            786.55
    COMMERCE         GA   30529          1            07/11/03         23
    0436265201                           05           09/01/03          0
    0009660259                           O            08/01/33
    0


    8497360          W02/G01             F          185,297.00         ZZ
                                         360        184,940.07          1
                                       8.250          1,392.08        103
                                       8.000          1,392.08
    SPARKS           NV   89434          1            05/07/03         23
    0436363915                           05           07/01/03          0
    1002432415                           O            06/01/33
    0


    8497364          737/G01             F          116,700.00         ZZ
                                         360        116,611.20          1
                                       7.375            806.02        102
                                       7.125            806.02
    OKLAHOMA CITY    OK   73112          2            07/11/03         23
    0436234389                           05           09/01/03          0
    6020073                              O            08/01/33
    0


    8497458          B57/G01             F           84,150.00         ZZ
                                         360         84,085.97          2
                                       7.375            581.20         99
                                       7.125            581.20
    PHOENIX          AZ   85006          1            07/07/03         23
    0436292395                           05           09/01/03          0
    21001569                             O            08/01/33
    0


    8497514          B57/G01             F          128,000.00         ZZ
                                         360        127,773.51          1
                                       6.625            819.60        105
                                       6.375            819.60
    SURPRISE         AZ   85374          1            06/20/03         23
    0436240998                           03           08/01/03          0
    20001997                             O            07/01/33
    0
1




    8497570          X91/G01             F          205,000.00         ZZ
                                         360        204,580.97          1
                                       5.875          1,212.65        100
                                       5.625          1,212.65
    EWA BEACH        HI   96706          1            06/27/03         23
    0436240048                           01           08/01/03          0
    806808                               O            07/01/33
    0


    8497654          M50/G01             F          154,500.00         ZZ
                                         180        154,403.97          2
                                       8.375          1,174.31        103
                                       8.125          1,174.31
    CHICAGO          IL   60623          1            07/11/03         23
    0436237754                           05           09/01/03          0
    2212692                              O            08/01/18
    0


    8497742          X10/G01             F          104,000.00         ZZ
                                         360        103,940.16          1
                                       8.750            818.17        100
                                       8.500            818.17
    AURORA           CO   80011          1            07/23/03         23
    0436241012                           01           09/01/03          0
    60001250                             O            08/01/33
    0


    8497754          U35/G01             F          134,656.00         ZZ
                                         360        134,567.91          1
                                       8.125            999.82        100
                                       7.875            999.82
    GARY             IN   46404          5            07/22/03         23
    0436240766                           05           09/01/03          0
    12570454                             O            08/01/33
    0


    8497758          K15/G01             F           98,500.00         ZZ
                                         360         98,413.09          1
                                       6.625            630.71        106
                                       6.375            630.71
    ALBUQUERQUE      NM   87105          5            07/15/03         23
    0436268072                           05           09/01/03          0
    033505518636                         O            08/01/33
    0
1




    8497784          K15/G01             F          229,800.00         ZZ
                                         360        229,606.94          1
                                       6.875          1,509.62         99
                                       6.625          1,509.62
    ENGLEWOOD        CO   80110          5            07/17/03         23
    0436238539                           05           09/01/03          0
    023205511495                         O            08/01/33
    0


    8497786          K15/G01             F          204,900.00         ZZ
                                         360        204,602.46          1
                                       7.625          1,450.27        103
                                       7.375          1,450.27
    FERNLEY          NV   89408          5            06/25/03         23
    0436321822                           05           08/01/03          0
    022105517260                         O            07/01/33
    0


    8497788          U35/G01             F          265,740.00         ZZ
                                         360        265,561.69          1
                                       8.000          1,949.91        103
                                       7.750          1,949.91
    APPLETON         WI   54915          1            07/11/03         23
    0436266449                           05           09/01/03          0
    123752574                            O            08/01/33
    0


    8497812          K15/G01             F          179,900.00         ZZ
                                         360        179,669.77          1
                                       8.250          1,351.53         97
                                       8.000          1,351.53
    DENVER           CO   80211          2            06/25/03         23
    0436238760                           05           08/01/03          0
    023405510797                         O            07/01/33
    0


    8498150          G75/G01             F          145,450.00         ZZ
                                         360        145,315.28          1
                                       6.375            907.42        101
                                       6.125            907.42
    CHESAPEAKE       VA   23322          5            07/14/03         23
    0436244313                           07           09/01/03          0
    05193658                             O            08/01/33
    0
1




    8498778          E22/G01             F          114,600.00         ZZ
                                         360        114,498.89          1
                                       6.625            733.80        105
                                       6.375            733.80
    EUGENE           OR   97404          1            07/11/03         23
    0417129590                           05           09/01/03          0
    0417129590                           O            08/01/33
    0


    8498784          E22/G01             F          241,500.00         ZZ
                                         360        241,286.93          1
                                       6.625          1,546.35        103
                                       6.375          1,546.35
    STAFFORD         VA   22556          1            07/24/03         23
    0417160520                           05           09/01/03          0
    0417160520                           O            08/01/33
    0


    8498792          E22/G01             F           41,715.00         ZZ
                                         360         41,685.56          1
                                       7.750            298.85        103
                                       7.500            298.85
    KEWANEE          IL   61443          1            07/24/03         23
    0417232188                           05           09/01/03          0
    0417232188                           O            08/01/33
    0


    8498824          E22/G01             F          127,720.00         ZZ
                                         360        127,632.10          1
                                       7.875            926.06        103
                                       7.625            926.06
    PHOENIX          AZ   85053          2            07/17/03         23
    0417378882                           05           09/01/03          0
    0417378882                           O            08/01/33
    0


    8498832          E22/G01             F           45,000.00         ZZ
                                         360         44,966.60          1
                                       7.500            314.65         99
                                       7.250            314.65
    DANVILLE         VA   24540          1            07/24/03         23
    0417423654                           05           09/01/03          0
    0417423654                           O            08/01/33
    0
1




    8498910          E22/G01             F          161,000.00         ZZ
                                         360        160,850.88          1
                                       6.375          1,004.43        100
                                       6.125          1,004.43
    PALM BEACH GARD  FL   33410          1            07/24/03         23
    0417545977                           09           09/01/03          0
    0417545977                           O            08/01/33
    0


    8498920          E22/G01             F          199,000.00         ZZ
                                         360        198,824.43          1
                                       6.625          1,274.22        100
                                       6.375          1,274.22
    RANCHO CORDOVA   CA   95670          5            07/16/03         23
    0417563103                           05           09/01/03          0
    0417563103                           O            08/01/33
    0


    8498956          E22/G01             F          133,385.00         ZZ
                                         360        133,299.94          1
                                       8.250          1,002.08        103
                                       8.000          1,002.08
    FAIRVIEW PARK    OH   44126          1            07/24/03         23
    0417605565                           05           09/01/03          0
    0417605565                           O            08/01/33
    0


    8499002          E22/G01             F          144,450.00         ZZ
                                         360        144,325.63          1
                                       6.750            936.90        107
                                       6.500            936.90
    SPOKANE          WA   99217          5            07/16/03         23
    0417680907                           05           09/01/03          0
    0417680907                           O            08/01/33
    0


    8499020          E22/G01             F          190,500.00         ZZ
                                         360        189,552.02          1
                                       6.875          1,251.45        103
                                       6.625          1,251.45
    INDIANAPOLIS     IN   46280          1            07/24/03         23
    0417719903                           05           09/01/03          0
    0417719903                           O            08/01/33
    0
1




    8499054          E22/G01             F           91,602.00         ZZ
                                         360         91,534.02          1
                                       7.500            640.49        100
                                       7.250            640.49
    ASHEVILLE        NC   28804          1            07/24/03         23
    0417751526                           05           09/01/03          0
    0417751526                           O            08/01/33
    0


    8499070          E22/G01             F          131,840.00         ZZ
                                         360        131,742.16          1
                                       7.500            921.84        103
                                       7.250            921.84
    EVERETT          WA   98205          1            07/17/03         23
    0417792363                           01           09/01/03          0
    0417792363                           O            08/01/33
    0


    8499072          E22/G01             F          190,000.00         ZZ
                                         360        189,848.06          1
                                       7.125          1,280.07        100
                                       6.875          1,280.07
    POMONA           CA   91766          1            07/15/03         23
    0417793452                           05           09/01/03          0
    0417793452                           O            08/01/33
    0


    8499098          E22/G01             F          130,000.00         ZZ
                                         360        129,879.60          1
                                       6.375            811.03        100
                                       6.125            811.03
    GREENWOOD        IN   46142          1            07/24/03         23
    0417848413                           05           09/01/03          0
    0417848413                           O            08/01/33
    0


    8499128          E22/G01             F          192,000.00         ZZ
                                         360        191,830.60          1
                                       6.625          1,229.40        106
                                       6.375          1,229.40
    EPSOM            NH   03234          1            07/24/03         23
    0417889979                           05           09/01/03          0
    0417889979                           O            08/01/33
    0
1




    8499134          E22/G01             F           57,000.00         ZZ
                                         360         56,955.54          1
                                       7.250            388.84         95
                                       7.000            388.84
    LAWTON           OK   73507          1            07/24/03         23
    0417906625                           05           09/01/03          0
    0417906625                           N            08/01/33
    0


    8499140          E22/G01             F           72,100.00         ZZ
                                         360         72,056.32          2
                                       8.500            554.39        103
                                       8.250            554.39
    NEW ORLEANS      LA   70122          1            07/24/03         23
    0417911013                           05           09/01/03          0
    0417911013                           O            08/01/33
    0


    8499150          E22/G01             F           76,000.00         ZZ
                                         360         75,939.22          1
                                       7.125            512.03         95
                                       6.875            512.03
    FORT WORTH       TX   76110          1            07/23/03         23
    0417946233                           05           09/01/03          0
    0417946233                           N            08/01/33
    0


    8499158          E22/G01             F          114,200.00         ZZ
                                         360        114,104.06          1
                                       6.875            750.21        100
                                       6.625            750.21
    SPRINGFIELD      MO   65807          1            07/24/03         23
    0417960929                           05           09/01/03          0
    0417960929                           O            08/01/33
    0


    8499162          E22/G01             F           99,450.00         ZZ
                                         360         99,360.10          1
                                       6.500            628.59        106
                                       6.250            628.59
    LEAGUE CITY      TX   77573          1            07/24/03         23
    0417974268                           03           09/01/03          0
    0417974268                           O            08/01/33
    0
1




    8499168          E22/G01             F          232,190.00         ZZ
                                         360        231,980.10          1
                                       6.500          1,467.60        107
                                       6.250          1,467.60
    SEATTLE          WA   98125          1            07/21/03         23
    0418027298                           05           09/01/03          0
    0418027298                           O            08/01/33
    0


    8499700          G51/G01             F          262,845.00         ZZ
                                         360        262,664.11          1
                                       7.875          1,905.81         99
                                       7.625          1,905.81
    CENTENNIAL       CO   80015          1            07/22/03         23
    0436240287                           03           09/01/03          0
    20007334                             O            08/01/33
    0


    8499702          U85/G01             F          117,000.00         ZZ
                                         360        116,913.17          2
                                       7.500            818.08        100
                                       7.250            818.08
    MILWAUKEE        WI   53224          1            07/24/03         23
    0436240493                           05           09/01/03          0
    14507108                             O            08/01/33
    0


    8499730          J95/G01             F          149,350.00         ZZ
                                         360        149,221.40          1
                                       6.750            968.69        103
                                       6.500            968.69
    RICHMOND         VA   23236          1            07/15/03         23
    0436238513                           09           09/01/03          0
    0043807973                           O            08/01/33
    0


    8499732          Q64/G01             F           90,600.00         ZZ
                                         360         90,443.56          1
                                       6.750            587.63         95
                                       6.500            587.63
    ARLINGTON        TX   76001          1            07/15/02         00
    0436318851                           05           08/01/03          0
    0488485                              N            07/01/33
    0
1




    8499734          R17/G01             F          123,050.00         ZZ
                                         360        122,941.43          1
                                       6.625            787.91        107
                                       6.375            787.91
    CAPE CORAL       FL   33914          1            07/23/03         23
    0436266654                           05           09/01/03          0
    1000369165                           O            08/01/33
    0


    8499736          Q64/G01             F          113,290.00         ZZ
                                         360        113,215.89          1
                                       8.125            841.18        103
                                       7.875            841.18
    RIVERVIEW        FL   33569          1            07/17/03         23
    0436248892                           05           09/01/03          0
    2109101108                           O            08/01/33
    0


    8499884          S53/G01             F          254,000.00         ZZ
                                         360        253,811.11          1
                                       7.490          1,774.27        100
                                       7.240          1,774.27
    DELANO           MN   55328          1            07/24/03         23
    0436236160                           05           09/01/03          0
    2003446140                           O            08/01/33
    0


    8500044          U85/G01             F           89,000.00         ZZ
                                         180         88,950.16          1
                                       8.880            708.44        100
                                       8.630            708.44
    FOND DU LAC      WI   54937          1            07/18/03         23
    0436239859                           05           09/01/03          0
    1                                    O            08/01/18
    0


    8500112          W84/G01             F          211,150.00         ZZ
                                         360        210,985.28          1
                                       7.250          1,440.42        103
                                       7.000          1,440.42
    HOOPER           UT   84315          1            07/01/03         23
    0436251722                           05           09/01/03          0
    40007538                             O            08/01/33
    0
1




    8500132          P27/G01             F          123,050.00         ZZ
                                         360        122,944.06          1
                                       6.750            798.10        107
                                       6.500            798.10
    PORTERVILLE      CA   93257          5            07/15/03         23
    0436243596                           05           09/01/03          0
    2105303795                           O            08/01/33
    0


    8500152          M24/G01             F          142,310.00         ZZ
                                         360        141,935.15          1
                                       6.625            911.23        107
                                       6.375            911.23
    BAKERSFIELD      CA   93311          5            07/16/03         23
    0436236178                           05           09/01/03          0
    810211915                            O            08/01/33
    0


    8500338          W30/G01             F          185,397.00         ZZ
                                         360        185,229.39          1
                                       6.500          1,171.84        104
                                       6.250          1,171.84
    STERLING         CT   06377          1            07/15/03         23
    0436236111                           05           09/01/03          0
    038406927                            O            08/01/33
    0


    8500348          U28/G01             F           96,950.00         ZZ
                                         360         96,790.60          1
                                       7.000            645.01         95
                                       6.750            645.01
    FAIRBURN         GA   30213          1            07/01/03         23
    0436236053                           05           08/01/03          0
    200021139                            N            07/01/33
    0


    8500370          B44/G01             F          329,902.00         ZZ
                                         360        329,617.96          1
                                       6.750          2,139.74        107
                                       6.500          2,139.74
    VALLEJO          CA   94590          1            07/08/03         23
    0436239057                           03           09/01/03          0
    3030442                              O            08/01/33
    0
1




    8500374          Q14/G01             F          189,500.00         ZZ
                                         360        189,328.69          1
                                       6.500          1,197.77        100
                                       6.250          1,197.77
    SHAWNEE          KS   66218          1            07/16/03         23
    0436238422                           05           09/01/03          0
    0000314743                           O            08/01/33
    0


    8500434          B28/G01             F          228,900.00         ZZ
                                         360        228,693.07          1
                                       6.500          1,446.81        100
                                       6.250          1,446.81
    LITTLETON        CO   80130          1            07/17/03         23
    0436241103                           03           09/01/03          0
    10400310                             O            08/01/33
    0


    8500440          R84/G01             F          167,890.00         ZZ
                                         360        167,748.95          1
                                       6.875          1,102.92        103
                                       6.625          1,102.92
    RIALTO           CA   92376          1            07/16/03         23
    0436240071                           05           09/01/03          0
    LVW6474                              O            08/01/33
    0


    8500474          X83/G01             F          147,015.00         ZZ
                                         360        142,525.24          1
                                       6.490            928.27         99
                                       6.240            928.27
    JENISON          MI   49428          1            07/25/03         23
    0436236137                           05           08/25/03          0
    8400861                              O            07/25/33
    0


    8500512          737/G01             F          221,200.00         ZZ
                                         360        220,995.13          1
                                       6.375          1,380.00        104
                                       6.125          1,380.00
    COTTONDALE       AL   35453          5            07/11/03         23
    0436239669                           05           09/01/03          0
    6012996                              O            08/01/33
    0
1




    8500516          M24/G01             F          141,110.00         ZZ
                                         360        141,015.31          1
                                       8.000          1,035.42        103
                                       7.750          1,035.42
    MARSHALL         MO   65340          2            07/14/03         23
    0436236038                           05           09/01/03          0
    237212764                            O            08/01/33
    0


    8500526          B28/G01             F          113,000.00         ZZ
                                         360        112,907.37          1
                                       7.000            751.80        100
                                       6.750            751.80
    HARVEST          AL   35749          1            07/18/03         23
    0436241681                           05           09/01/03          0
    13100645                             O            08/01/33
    0


    8500530          T76/G01             F          225,000.00         ZZ
                                         360        224,592.10          1
                                       6.500          1,422.15         97
                                       6.250          1,422.15
    FRANKLIN         OH   45005          2            07/21/03         23
    0436257844                           05           08/25/03          0
    2003056                              O            07/25/33
    0


    8500574          E86/G01             F          140,080.00         ZZ
                                         180        139,843.95          1
                                       6.875            920.23        103
                                       6.625            920.23
    JOHNSTON         IA   50131          1            06/12/03         23
    0436403430                           05           08/01/03          0
    0000331057                           O            07/01/18
    0


    8500608          R49/G01             F          374,500.00         ZZ
                                         360        374,192.42          1
                                       6.990          2,489.04        107
                                       6.740          2,489.04
    MIAMI            FL   33145          1            07/11/03         23
    0436236095                           05           09/01/03          0
    W03060063                            O            08/01/33
    0
1




    8500618          B57/G01             F          216,300.00         ZZ
                                         360        216,127.03          1
                                       7.125          1,457.25        103
                                       6.875          1,457.25
    CHANDLER         AZ   85249          1            07/02/03         23
    0436247258                           03           09/01/03          0
    21002080                             O            08/01/33
    0


    8500620          K15/G01             F          171,900.00         ZZ
                                         360        171,505.18          2
                                       7.375          1,187.27         95
                                       7.125          1,187.27
    MINNEAPOLIS      MN   55411          1            05/29/03         23
    0436250955                           05           07/01/03          0
    046400118501                         N            06/01/33
    0


    8500632          A03/G01             F          152,900.00         ZZ
                                         360        152,771.55          1
                                       6.875          1,004.44        104
                                       6.625          1,004.44
    PONTIAC          MI   48341          1            07/21/03         23
    0436270896                           05           09/01/03          0
    00030622533                          O            08/01/33
    0


    8500686          F89/G01             F          205,000.00         ZZ
                                         360        204,823.50          1
                                       6.750          1,329.63        100
                                       6.500          1,329.63
    CITY OF PERRIS   CA   92571          1            07/09/03         23
    0436246912                           05           09/01/03          0
    13733112                             O            08/01/33
    0


    8500688          K15/G01             F          186,000.00         ZZ
                                         360        185,827.73          1
                                       6.375          1,160.40         96
                                       6.125          1,160.40
    RIO LINDA        CA   95673          5            07/07/03         23
    0436239842                           05           09/01/03          0
    039005510908                         O            08/01/33
    0
1




    8500836          964/G01             F          130,200.00         ZZ
                                         360        130,112.64          1
                                       8.000            955.36         98
                                       7.750            955.36
    STONEMAN LAKE    AZ   86024          5            07/29/03         23
    0436238992                           05           09/01/03          0
    435383                               O            08/01/33
    0


    8500856          808/G01             F          182,600.00         ZZ
                                         360        182,446.59          1
                                       6.875          1,199.56        105
                                       6.625          1,199.56
    LOS ANGELES      CA   90047          1            07/01/03         23
    0436258529                           05           09/01/03          0
    9331297                              O            08/01/33
    0


    8500876          Y40/G01             F          231,500.00         ZZ
                                         360        231,305.51          1
                                       6.875          1,520.79        103
                                       6.625          1,520.79
    LAS VEGAS        NV   89123          1            07/16/03         23
    0436272934                           05           09/01/03          0
    51102847                             O            08/01/33
    0


    8500926          964/G01             F          106,050.00         ZZ
                                         360        105,975.15          1
                                       7.750            759.76        103
                                       7.500            759.76
    TUCSON           AZ   85705          1            07/18/03         23
    0436238919                           03           09/01/03          0
    488364                               O            08/01/33
    0


    8500952          642/G01             F           88,800.00         ZZ
                                         360         88,723.54          1
                                       6.750            575.96        107
                                       6.500            575.96
    MAPLE HEIGHTS    OH   44137          1            07/08/03         23
    0436245112                           05           09/01/03          0
    06136503                             O            08/01/33
    0
1




    8500978          964/G01             F          280,000.00         ZZ
                                         360        279,740.66          1
                                       6.375          1,746.84        100
                                       6.125          1,746.84
    SACRAMENTO       CA   95821          1            07/12/03         23
    0436238877                           05           09/01/03          0
    457974                               O            08/01/33
    0


    8500986          B28/G01             F          169,309.00         ZZ
                                         360        169,189.49          1
                                       7.750          1,212.96        103
                                       7.500          1,212.96
    GRAND ISLAND     NE   68803          1            07/18/03         23
    0436240220                           05           09/01/03          0
    16600464                             O            08/01/33
    0


    8500988          964/G01             F          228,000.00         ZZ
                                         360        227,793.88          2
                                       6.500          1,441.12        100
                                       6.250          1,441.12
    SNOHOMISH        WA   98290          1            07/17/03         23
    0436265862                           05           09/01/03          0
    483729                               O            08/01/33
    0


    8501018          808/G01             F          238,000.00         ZZ
                                         360        237,757.35          1
                                       5.875          1,407.86        100
                                       5.625          1,407.86
    SAN DIEGO        CA   92108          1            07/14/03         23
    0436240204                           01           09/01/03          0
    9901482                              O            08/01/33
    0


    8501054          E57/G01             F          134,000.00         ZZ
                                         360        133,878.86          1
                                       6.500            846.97        105
                                       6.250            846.97
    BAKERSFIELD      CA   93304          1            07/09/03         23
    0436236152                           05           09/01/03          0
    13005273                             O            08/01/33
    0
1




    8501408          M45/G01             F          160,165.00         ZZ
                                         360        159,943.82          1
                                       7.875          1,161.31        103
                                       7.625          1,161.31
    TUPELO           MS   38801          1            06/13/03         23
    0436477376                           05           08/01/03          0
    A0488114                             O            07/01/33
    0


    8501478          N67/G01             F          119,000.00         ZZ
                                         360        118,916.01          1
                                       7.750            852.53        100
                                       7.500            852.53
    DAVIE            FL   33314          1            07/29/03         23
    0436328546                           01           09/01/03          0
    3254007487                           O            08/01/33
    0


    8501966          N67/G01             F           96,300.00         ZZ
                                         360         96,219.10          1
                                       6.875            632.62        107
                                       6.625            632.62
    YOUNGTOWN        AZ   85363          1            07/01/03         23
    0436246524                           05           09/01/03          0
    1760004767                           O            08/01/33
    0


    8502028          E22/G01             F          111,343.00         ZZ
                                         360        111,266.38          1
                                       7.875            807.31        103
                                       7.625            807.31
    NASHVILLE        TN   37207          1            07/24/03         23
    0417668746                           05           09/01/03          0
    0417668746                           O            08/01/33
    0


    8502044          E22/G01             F          134,930.00         ZZ
                                         360        134,843.96          1
                                       8.250          1,013.68        103
                                       8.000          1,013.68
    TRUSSVILLE       AL   35173          1            07/25/03         23
    0417677747                           05           09/01/03          0
    0417677747                           O            08/01/33
    0
1




    8502070          E22/G01             F          192,000.00         ZZ
                                         360        191,826.43          1
                                       6.500          1,213.57        107
                                       6.250          1,213.57
    LOVELAND         CO   80537          1            07/25/03         23
    0417694635                           05           09/01/03          0
    0417694635                           O            08/01/33
    0


    8502094          E22/G01             F          147,760.00         ZZ
                                         360        147,635.86          1
                                       6.875            970.68        105
                                       6.625            970.68
    LENEXA           KS   66219          1            07/25/03         23
    0417695863                           05           09/01/03          0
    0417695863                           O            08/01/33
    0


    8502142          E22/G01             F          247,200.00         ZZ
                                         360        247,029.88          1
                                       7.875          1,792.37        103
                                       7.625          1,792.37
    BROOMFIELD       CO   80021          2            07/21/03         23
    0417729563                           05           09/01/03          0
    0417729563                           O            08/01/33
    0


    8502150          E22/G01             F           92,000.00         ZZ
                                         360         91,906.21          1
                                       5.875            544.21        107
                                       5.625            544.21
    BROKEN ARROW     OK   74014          1            07/25/03         23
    0417737186                           05           09/01/03          0
    0417737186                           O            08/01/33
    0


    8502322          E22/G01             F          178,800.00         ZZ
                                         360        178,653.44          1
                                       7.000          1,189.56        103
                                       6.750          1,189.56
    ROSEBURG         OR   97470          1            07/14/03         23
    0417151883                           05           09/01/03          0
    0417151883                           O            08/01/33
    0
1




    8502338          E22/G01             F          108,150.00         ZZ
                                         360        108,077.43          1
                                       8.000            793.57        103
                                       7.750            793.57
    MEMPHIS          TN   38115          1            07/25/03         23
    0417267473                           05           09/01/03          0
    0417267473                           O            08/01/33
    0


    8502368          E22/G01             F          219,000.00         ZZ
                                         360        218,802.02          1
                                       6.500          1,384.23        105
                                       6.250          1,384.23
    DENVER           CO   80233          5            07/21/03         23
    0417366093                           05           09/01/03          0
    0417366093                           O            08/01/33
    0


    8502402          E22/G01             F           89,000.00         ZZ
                                         360         88,919.54          1
                                       6.500            562.54        100
                                       6.250            562.54
    BLAINE           WA   98230          1            07/21/03         23
    0417433273                           05           09/01/03          0
    0417433273                           O            08/01/33
    0


    8502412          E22/G01             F           94,000.00         ZZ
                                         360         93,374.37          1
                                       6.375            586.44        106
                                       6.125            586.44
    BURLESON         TX   76028          1            07/25/03         23
    0417472362                           05           09/01/03          0
    0417472362                           O            08/01/33
    0


    8502466          E22/G01             F          114,900.00         ZZ
                                         360        114,805.82          1
                                       7.000            764.43        100
                                       6.750            764.43
    OMAHA            NE   68134          1            07/25/03         23
    0417563574                           05           09/01/03          0
    0417563574                           O            08/01/33
    0
1




    8502492          E22/G01             F          142,000.00         ZZ
                                         360        141,868.48          1
                                       6.375            885.90        104
                                       6.125            885.90
    O'FALLON         MO   63366          1            07/25/03         23
    0417591252                           05           09/01/03          0
    0417591252                           O            08/01/33
    0


    8502564          E22/G01             F          240,750.00         ZZ
                                         360        240,532.36          1
                                       6.500          1,521.70        107
                                       6.250          1,521.70
    LONG BEACH       CA   90813          1            07/18/03         23
    0417776937                           05           09/01/03          0
    0417776937                           O            08/01/33
    0


    8502586          E22/G01             F          190,550.00         ZZ
                                         360        190,377.74          1
                                       6.500          1,204.41        103
                                       6.250          1,204.41
    COLUMBUS         MI   48063          1            07/25/03         23
    0417799350                           05           09/01/03          0
    0417799350                           O            08/01/33
    0


    8502594          E22/G01             F           66,950.00         ZZ
                                         360         66,900.32          1
                                       7.500            468.12        103
                                       7.250            468.12
    ETTRICK          VA   23803          1            07/23/03         23
    0417812856                           05           09/01/03          0
    0417812856                           O            08/01/33
    0


    8502614          E22/G01             F          280,875.00         ZZ
                                         360        280,639.03          1
                                       6.875          1,845.15        107
                                       6.625          1,845.15
    MODESTO          CA   95355          1            07/22/03         23
    0417823713                           05           09/01/03          0
    0417823713                           O            08/01/33
    0
1




    8502626          E22/G01             F          244,110.00         ZZ
                                         360        243,958.27          1
                                       8.375          1,855.41        103
                                       8.125          1,855.41
    SACRAMENTO       CA   95828          1            07/15/03         23
    0417830841                           05           09/01/03          0
    0417830841                           O            08/01/33
    0


    8502630          E22/G01             F          160,400.00         ZZ
                                         360        160,251.44          1
                                       6.375          1,000.69        104
                                       6.125          1,000.69
    LAKE ANN         MI   49650          1            07/28/03         23
    0417839495                           05           09/01/03          0
    0417839495                           O            08/01/33
    0


    8502648          E22/G01             F          206,000.00         ZZ
                                         360        205,813.77          1
                                       6.500          1,302.06        103
                                       6.250          1,302.06
    RANCHO CORDOVA   CA   95670          1            07/21/03         23
    0417843323                           05           09/01/03          0
    0417843323                           O            08/01/33
    0


    8502654          E22/G01             F          182,970.00         ZZ
                                         360        182,820.02          1
                                       7.000          1,217.30        107
                                       6.750          1,217.30
    ORIENT           OH   43146          5            07/21/03         23
    0417845492                           05           09/01/03          0
    0417845492                           O            08/01/33
    0


    8502656          E22/G01             F          113,000.00         ZZ
                                         360        112,914.02          1
                                       7.375            780.46        100
                                       7.125            780.46
    GREENVILLE       SC   29615          1            07/25/03         23
    0417854486                           05           09/01/03          0
    0417854486                           O            08/01/33
    0
1




    8502668          E22/G01             F          151,400.00         ZZ
                                         360        151,272.81          2
                                       6.875            994.59        100
                                       6.625            994.59
    HILLSBORO        OR   97123          1            07/21/03         23
    0417858636                           05           09/01/03          0
    0417858636                           O            08/01/33
    0


    8502672          E22/G01             F           60,300.00         ZZ
                                         360         60,252.96          1
                                       7.250            411.35        100
                                       7.000            411.35
    HIGDON           AL   35971          1            07/25/03         23
    0417859840                           05           09/01/03          0
    0417859840                           O            08/01/33
    0


    8502674          E22/G01             F          237,500.00         ZZ
                                         360        237,295.52          1
                                       6.750          1,540.42         95
                                       6.500          1,540.42
    UPPER MACUNGIE   PA   18104          1            07/25/03         23
    0417860202                           05           09/01/03          0
    0417860202                           O            08/01/33
    0


    8502676          E22/G01             F          218,500.00         ZZ
                                         360        218,341.86          1
                                       7.625          1,546.53         95
                                       7.375          1,546.53
    DENVER           CO   80246          1            07/25/03         23
    0417863164                           05           09/01/03          0
    0417863164                           N            08/01/33
    0


    8502682          E22/G01             F          181,500.00         ZZ
                                         360        181,331.90          1
                                       6.375          1,132.32        100
                                       6.125          1,132.32
    VALPARAISO       IN   46383          1            07/25/03         23
    0417871340                           05           09/01/03          0
    0417871340                           O            08/01/33
    0
1




    8502700          E22/G01             F          135,000.00         ZZ
                                         360        134,877.96          1
                                       6.500            853.29         99
                                       6.250            853.29
    PUEBLO WEST      CO   81007          1            07/25/03         23
    0417907920                           05           09/01/03          0
    0417907920                           O            08/01/33
    0


    8502706          E22/G01             F          180,200.00         ZZ
                                         360        180,037.09          1
                                       6.500          1,138.99        103
                                       6.250          1,138.99
    BAKERSFIELD      CA   93311          1            07/22/03         23
    0418013272                           05           09/01/03          0
    0418013272                           O            08/01/33
    0


    8502712          E22/G01             F          134,950.00         ZZ
                                         360        134,842.09          1
                                       7.125            909.18        100
                                       6.875            909.18
    SHAWNEE          KS   66203          1            07/25/03         23
    0418035499                           05           09/01/03          0
    0418035499                           O            08/01/33
    0


    8502720          E22/G01             F          239,000.00         ZZ
                                         360        238,808.87          1
                                       7.125          1,610.19        100
                                       6.875          1,610.19
    SEATTLE          WA   98118          1            07/23/03         23
    0418109054                           05           09/01/03          0
    0418109054                           O            08/01/33
    0


    8502724          E22/G01             F          158,000.00         ZZ
                                         360        157,774.53          1
                                       6.750          1,024.78        100
                                       6.500          1,024.78
    METAIRIE         LA   70003          1            07/25/03         23
    0417927092                           05           09/01/03          0
    0417927092                           O            08/01/33
    0
1




    8502740          E22/G01             F          285,000.00         ZZ
                                         360        284,772.09          1
                                       7.125          1,920.10        100
                                       6.875          1,920.10
    SOUTH LAKE TAHO  CA   96150          1            07/17/03         23
    0417950318                           05           09/01/03          0
    0417950318                           O            08/01/33
    0


    8502746          E22/G01             F          275,200.00         ZZ
                                         360        274,938.88          2
                                       6.250          1,694.45        104
                                       6.000          1,694.45
    SACRAMENTO       CA   95820          1            07/17/03         23
    0417959319                           05           09/01/03          0
    0417959319                           O            08/01/33
    0


    8502748          E22/G01             F           75,050.00         ZZ
                                         360         74,991.46          1
                                       7.250            511.97         95
                                       7.000            511.97
    FORT WORTH       TX   76112          1            07/25/03         23
    0417963758                           05           09/01/03          0
    0417963758                           N            08/01/33
    0


    8502772          E22/G01             F          159,650.00         ZZ
                                         360        159,512.54          1
                                       6.750          1,035.49        103
                                       6.500          1,035.49
    LIVONIA          MI   48150          1            07/25/03         23
    0417986601                           05           09/01/03          0
    0417986601                           O            08/01/33
    0


    8502776          E22/G01             F          113,500.00         ZZ
                                         360        113,404.65          1
                                       6.875            745.61        100
                                       6.625            745.61
    BELLEVUE         NE   68123          1            07/25/03         23
    0417996949                           05           09/01/03          0
    0417996949                           O            08/01/33
    0
1




    8502820          N67/G01             F          271,000.00         ZZ
                                         360        270,798.88          1
                                       7.500          1,894.87        100
                                       7.250          1,894.87
    HENDERSON        NV   89074          1            07/15/03         23
    0436256408                           03           09/01/03          0
    1162002687                           O            08/01/33
    0


    8503242          R17/G01             F           83,400.00         ZZ
                                         360         83,341.13          1
                                       7.750            597.49        103
                                       7.500            597.49
    GLENOLDEN        PA   19036          1            07/14/03         23
    0436245328                           05           09/01/03          0
    1000349827                           O            08/01/33
    0


    8503300          H76/G01             F          192,000.00         ZZ
                                         360        191,834.69          1
                                       6.750          1,245.31        107
                                       6.500          1,245.31
    WASHINGTON       DC   20011          5            07/17/03         23
    0436254247                           07           09/01/03          0
    2003494894                           O            08/01/33
    0


    8503336          H76/G01             F          172,500.00         ZZ
                                         360        172,378.24          1
                                       7.750          1,235.82        103
                                       7.500          1,235.82
    ELKRIDGE         MD   21075          5            07/09/03         23
    0436246292                           09           09/01/03          0
    2003494070                           O            08/01/33
    0


    8503356          H76/G01             F          169,950.00         ZZ
                                         360        169,838.82          1
                                       8.125          1,261.88        103
                                       7.875          1,261.88
    STANDISH         ME   04084          5            07/22/03         23
    0436246474                           05           09/01/03          0
    2003494438                           O            08/01/33
    0
1




    8503372          H76/G01             F          128,700.00         ZZ
                                         360        128,606.84          1
                                       7.625            910.94         99
                                       7.375            910.94
    WOODBURY         NJ   08096          5            07/08/03         23
    0436246375                           05           09/01/03          0
    2003494483                           O            08/01/33
    0


    8503376          642/G01             F           71,250.00         ZZ
                                         360         71,191.59          1
                                       7.000            474.03         95
                                       6.750            474.03
    INDIANAPOLIS     IN   46227          1            07/22/03         23
    0436245757                           05           09/01/03          0
    05132203                             N            08/01/33
    0


    8503416          H76/G01             F           82,400.00         ZZ
                                         360         82,341.84          1
                                       7.750            590.33        103
                                       7.500            590.33
    WATERVILLE       ME   04901          5            07/15/03         23
    0436247977                           05           09/01/03          0
    2003495686                           O            08/01/33
    0


    8503424          642/G01             F          550,020.00         ZZ
                                         360        549,557.92          1
                                       6.875          3,613.24        103
                                       6.625          3,613.24
    FRESNO           CA   93720          1            07/10/03         23
    0436246490                           03           09/01/03          0
    06175203                             O            08/01/33
    0


    8503438          H76/G01             F          148,320.00         ZZ
                                         360        148,207.14          1
                                       7.375          1,024.41        103
                                       7.125          1,024.41
    BELLEVILLE       IL   62221          5            07/14/03         23
    0436244933                           05           09/01/03          0
    2003497526                           O            08/01/33
    0
1




    8503442          L99/G01             F           62,700.00         ZZ
                                         360         62,648.51          1
                                       6.990            416.72         95
                                       6.740            416.72
    ASHTABULA        OH   44004          1            07/23/03         23
    0436246920                           05           09/01/03          0
    236042                               N            08/01/33
    0


    8503448          H76/G01             F          146,000.00         ZZ
                                         360        145,909.25          1
                                       8.375          1,109.71        103
                                       8.125          1,109.71
    NEW PRAGUE       MN   56071          2            07/16/03         23
    0436245872                           05           09/01/03          0
    2003493092                           O            08/01/33
    0


    8503452          642/G01             F          249,310.00         ZZ
                                         360        249,079.09          1
                                       6.375          1,555.37        107
                                       6.125          1,555.37
    RIVERTON         UT   84065          5            07/21/03         23
    0436246128                           05           09/01/03          0
    06210703                             O            08/01/33
    0


    8503526          Y26/G01             F          300,000.00         ZZ
                                         360        299,788.26          1
                                       7.750          2,149.24        100
                                       7.500          2,149.24
    WHITTIER         CA   90604          1            07/21/03         23
    0436240923                           05           09/01/03          0
    931003082                            O            08/01/33
    0


    8503528          L99/G01             F           61,750.00         ZZ
                                         360         61,705.31          1
                                       7.625            437.06         95
                                       7.375            437.06
    HINESVILLE       GA   31313          1            07/23/03         23
    0436246854                           05           09/01/03          0
    235998                               N            08/01/33
    0
1




    8503532          H76/G01             F          188,000.00         ZZ
                                         360        187,867.31          1
                                       7.750          1,346.86        103
                                       7.500          1,346.86
    NEWPORT NEWS     VA   23602          5            07/15/03         23
    0436246243                           05           09/01/03          0
    2003497074                           O            08/01/33
    0


    8503536          H76/G01             F          279,200.00         ZZ
                                         240        278,639.18          1
                                       6.625          2,102.24        107
                                       6.375          2,102.24
    LOMBARD          IL   60148          5            07/10/03         23
    0436246433                           05           09/01/03          0
    2003498341                           O            08/01/23
    0


    8503546          Y26/G01             F          205,400.00         ZZ
                                         360        205,235.74          1
                                       7.125          1,383.82        107
                                       6.875          1,383.82
    ALOHA            OR   97007          2            07/10/03         23
    0436241079                           05           09/01/03          0
    931003912                            O            08/01/33
    0


    8503566          808/G01             F          346,500.00         ZZ
                                         360        344,558.98          1
                                       6.500          2,190.12        104
                                       6.250          2,190.12
    ALTADENA         CA   91001          1            06/24/03         23
    0436242788                           05           08/01/03          0
    9331272                              O            07/01/33
    0


    8503578          588/G01             F          206,050.00         ZZ
                                         360        205,859.16          1
                                       6.375          1,285.48        100
                                       6.125          1,285.48
    WOODBRIDGE       VA   22191          1            07/18/03         23
    0436267090                           09           09/01/03          0
    00010993326                          O            08/01/33
    0
1




    8503582          642/G01             F          278,200.00         ZZ
                                         360        277,971.96          1
                                       7.000          1,850.87        107
                                       6.750          1,850.87
    ALLYN            WA   98524          2            07/17/03         23
    0436246482                           03           09/01/03          0
    05121303                             O            08/01/33
    0


    8503606          K15/G01             F          277,100.00         ZZ
                                         360        276,855.52          1
                                       6.625          1,774.30         99
                                       6.375          1,774.30
    CROMWELL         CT   06416          5            07/16/03         23
    0436246268                           05           09/01/03          0
    037605511189                         O            08/01/33
    0


    8503616          K15/G01             F          167,300.00         ZZ
                                         360        166,985.86          1
                                       8.375          1,271.60        103
                                       8.125          1,271.60
    BURNSVILLE       MN   55337          1            05/21/03         23
    0436251193                           07           07/01/03          0
    046400118681                         O            06/01/33
    0


    8503618          588/G01             F          187,250.00         ZZ
                                         360        187,076.57          1
                                       6.375          1,168.20        107
                                       6.125          1,168.20
    UPPER CHICHESTE  PA   19014          1            07/23/03         23
    0436267165                           09           09/01/03          0
    00010955788                          O            08/01/33
    0


    8503620          H76/G01             F          309,000.00         ZZ
                                         360        308,812.80          1
                                       8.500          2,375.95        103
                                       8.250          2,375.95
    JAMAICA          NY   11422          5            07/22/03         23
    0436243265                           05           09/01/03          0
    2003482260                           O            08/01/33
    0
1




    8503646          H76/G01             F          183,000.00         ZZ
                                         360        182,867.55          1
                                       7.625          1,295.26         99
                                       7.375          1,295.26
    RAVENNA          OH   44266          5            07/16/03         23
    0436243174                           05           09/01/03          0
    2003498217                           O            08/01/33
    0


    8503650          X67/G01             F          315,625.00         ZZ
                                         360        315,106.07          2
                                       7.000          2,099.86        104
                                       6.750          2,099.86
    MEDWAY           MA   02053          1            06/30/03         23
    0436239511                           05           08/01/03          0
    0000419415                           O            07/01/33
    0


    8503652          X67/G01             F          146,260.00         ZZ
                                         360        146,082.17          1
                                       8.500          1,124.61        103
                                       8.250          1,124.61
    OWING MILLS      MD   21117          1            06/27/03         23
    0436239081                           09           08/01/03          0
    0000419125                           O            07/01/33
    0


    8503722          H76/G01             F          172,000.00         ZZ
                                         360        171,869.11          1
                                       7.375          1,187.97        103
                                       7.125          1,187.97
    IRWIN            PA   15642          5            07/17/03         23
    0436238679                           05           09/01/03          0
    2003499398                           O            08/01/33
    0


    8503728          H76/G01             F          194,900.00         ZZ
                                         360        194,765.86          1
                                       7.875          1,413.17         96
                                       7.625          1,413.17
    CHISAGO CITY     MN   55013          5            07/17/03         23
    0436243166                           05           09/01/03          0
    2003497721                           O            08/01/33
    0
1




    8504632          A06/G01             F          110,210.00         ZZ
                                         360        110,132.21          1
                                       7.750            789.56        103
                                       7.500            789.56
    DEARBORN HEIGHT  MI   48125          5            07/18/03         23
    0436245864                           05           09/01/03          0
    025000020319472                      O            08/01/33
    0


    8504916          U45/G01             F          180,682.00         ZZ
                                         360        180,514.65          1
                                       6.375          1,127.22        100
                                       6.125          1,127.22
    HANFORD          CA   93230          1            07/23/03         23
    0436240261                           05           09/01/03          0
    00204175                             O            08/01/33
    0


    8504982          U35/G01             F          160,550.00         ZZ
                                         360        160,415.12          2
                                       6.875          1,054.70         95
                                       6.625          1,054.70
    NEENAH           WI   54956          1            07/21/03         23
    0436242143                           05           09/01/03          0
    12563859                             O            08/01/33
    0


    8504984          X83/G01             F           87,974.00         ZZ
                                         360         87,842.76          1
                                       7.490            614.52        106
                                       7.240            614.52
    HAMILTON         IN   46742          5            07/24/03         23
    0436244156                           05           08/29/03          0
    8206232                              O            07/29/33
    0


    8505044          W17/G01             F          225,720.00         ZZ
                                         360        225,556.63          1
                                       7.625          1,597.63         99
                                       7.375          1,597.63
    MIAMI            FL   33126          1            07/25/03         00
    0436247613                           05           09/01/03          0
    030742                               O            08/01/33
    0
1




    8505072          B28/G01             F          175,000.00         ZZ
                                         360        174,845.60          1
                                       6.625          1,120.55        100
                                       6.375          1,120.55
    DENVER           CO   80220          1            07/24/03         23
    0436241558                           05           09/01/03          0
    01804003                             O            08/01/33
    0


    8505104          F25/G01             F          249,100.00         ZZ
                                         360        248,885.53          1
                                       6.750          1,615.66        106
                                       6.500          1,615.66
    MONROE           NY   10926          1            07/22/03         23
    0436244206                           05           09/01/03          0
    R0304080                             O            08/01/33
    0


    8505156          B57/G01             F          234,500.00         ZZ
                                         360        234,302.99          1
                                       6.875          1,540.50        100
                                       6.625          1,540.50
    GARDEN GROVE     CA   92840          1            07/16/03         23
    0436240303                           01           09/01/03          0
    00000419                             O            08/01/33
    0


    8505198          T23/G01             F           57,500.00         ZZ
                                         360         57,403.12          1
                                       6.875            377.73        100
                                       6.625            377.73
    BUCKEYE LAKE     OH   43008          1            07/24/03         23
    0436247712                           05           08/24/03          0
    6648                                 O            07/24/33
    0


    8505280          T23/G01             F          141,400.00         ZZ
                                         360        141,275.25          1
                                       6.625            905.40        103
                                       6.375            905.40
    MANSFIELD        OH   44903          5            07/21/03         23
    0436250666                           05           09/01/03          0
    6617                                 O            08/01/33
    0
1




    8505290          E86/G01             F          174,500.00         ZZ
                                         180        174,220.08          1
                                       7.125          1,175.64        104
                                       6.875          1,175.64
    MARENGO          IL   60152          1            06/13/03         23
    0436266365                           05           08/01/03          0
    0000280139                           O            07/01/18
    0


    8505326          T23/G01             F          101,025.00         ZZ
                                         360        100,933.67          1
                                       6.500            638.55        102
                                       6.250            638.55
    UPPER SANDUSKY   OH   43351          2            07/25/03         23
    0436246557                           05           09/01/03          0
    6640                                 O            08/01/33
    0


    8505362          W50/G01             F          239,000.00         ZZ
                                         144        238,847.60          1
                                       8.250          1,795.53        100
                                       8.000          1,795.53
    MENDOTA HEIGHTS  MN   55118          1            07/24/03         23
    0436265391                           05           09/01/03          0
    00031025                             O            08/01/15
    0


    8505550          T23/G01             F          110,500.00         ZZ
                                         360        110,411.63          1
                                       7.125            744.46         97
                                       6.875            744.46
    HEATH            OH   43056          2            07/25/03         23
    0436249627                           05           09/01/03          0
    6653                                 O            08/01/33
    0


    8505566          T23/G01             F          170,000.00         ZZ
                                         360        169,713.54          1
                                       6.875          1,116.78        100
                                       6.625          1,116.78
    CINCINNATI       OH   45240          5            07/19/03         23
    0436238935                           05           08/24/03          0
    6623                                 O            07/24/33
    0
1




    8505578          M45/G01             F          156,045.00         ZZ
                                         360        155,775.53          1
                                       6.750          1,012.11        103
                                       6.500          1,012.11
    DAYTON           OH   45415          1            06/23/03         23
    0436268437                           05           08/01/03          0
    A0491121                             O            07/01/33
    0


    8505606          R84/G01             F          216,580.00         ZZ
                                         360        216,352.47          1
                                       7.000          1,440.91        100
                                       6.750          1,440.91
    LAS VE GAS       NV   89139          1            07/02/03         23
    0436239685                           05           09/01/03          0
    LVW6363                              O            08/01/33
    0


    8505656          W42/G01             F          179,220.00         ZZ
                                         360        178,978.21          1
                                       7.990          1,313.80        103
                                       7.740          1,313.80
    CHICAGO          IL   60655          1            07/17/03         23
    0436242986                           05           08/17/03          0
    111391                               O            07/17/33
    0


    8505744          A06/G01             F          315,500.00         ZZ
                                         360        315,271.65          1
                                       7.625          2,233.09        103
                                       7.375          2,233.09
    COMMERCE TWP.    MI   48382          5            07/16/03         23
    0436246045                           29           09/01/03          0
    1                                    O            08/01/33
    0


    8505754          N46/G01             F          146,590.00         ZZ
                                         360        146,469.84          1
                                       7.000            975.27        107
                                       6.750            975.27
    DANVILLE         VA   24541          5            07/02/03         23
    0436243273                           05           09/01/03          0
    115180801                            O            08/01/33
    0
1




    8505834          U35/G01             F           80,750.00         ZZ
                                         360         80,682.16          1
                                       6.875            530.47         95
                                       6.625            530.47
    FRESNO           CA   93702          1            07/23/03         23
    0436242119                           05           09/01/03          0
    12608377                             N            08/01/33
    0


    8505974          L20/G01             F           83,000.00         ZZ
                                         360         82,935.25          1
                                       7.250            566.21        100
                                       7.000            566.21
    BOISE            ID   83704          1            07/28/03         23
    0436249312                           09           09/01/03          0
    1151080498                           O            08/01/33
    0


    8506010          964/G01             F          173,900.00         ZZ
                                         360        173,764.35          1
                                       7.250          1,186.30        100
                                       7.000          1,186.30
    COLORADO SPRING  CO   80904          1            07/18/03         23
    0436238976                           05           09/01/03          0
    486680                               O            08/01/33
    0


    8506012          Q64/G01             F          130,500.00         ZZ
                                         360        130,393.03          1
                                       7.000            868.22        107
                                       6.750            868.22
    PORT SAINT LUCI  FL   34953          5            07/07/03         23
    0436268452                           05           09/01/03          0
    2111100573                           O            08/01/33
    0


    8506018          964/G01             F          158,550.00         ZZ
                                         360        158,413.49          1
                                       6.750          1,028.35         95
                                       6.500          1,028.35
    LAS VEGAS        NV   89148          1            07/14/03         23
    0436238950                           03           09/01/03          0
    483624                               N            08/01/33
    0
1




    8506020          964/G01             F          222,000.00         ZZ
                                         360        221,804.13          1
                                       6.625          1,421.49        107
                                       6.375          1,421.49
    WENATCHEE        WA   98801          5            07/17/03         23
    0436238885                           05           09/01/03          0
    468314                               O            08/01/33
    0


    8506028          964/G01             F          123,600.00         ZZ
                                         360        122,757.84          1
                                       6.875            811.96        103
                                       6.625            811.96
    OREGON CITY      OR   97045          1            07/18/03         23
    0436239008                           05           09/01/03          0
    454947                               O            08/01/33
    0


    8506054          964/G01             F          143,170.00         ZZ
                                         360        143,058.32          1
                                       7.250            976.67        103
                                       7.000            976.67
    FRESNO           CA   93705          1            07/18/03         23
    0436238869                           05           09/01/03          0
    372435                               O            08/01/33
    0


    8506506          E22/G01             F          200,850.00         ZZ
                                         360        200,708.25          1
                                       7.750          1,438.91        103
                                       7.500          1,438.91
    FRANKLIN         NJ   08873          1            07/28/03         23
    0417089869                           09           09/01/03          0
    0417089869                           O            08/01/33
    0


    8506522          E22/G01             F          169,900.00         ZZ
                                         360        169,738.80          1
                                       6.250          1,046.10        102
                                       6.000          1,046.10
    WINCHESTER       KY   40391          1            07/28/03         23
    0417258076                           05           09/01/03          0
    0417258076                           O            08/01/33
    0
1




    8506570          U19/G01             F          160,500.00         ZZ
                                         360        160,351.35          1
                                       6.375          1,001.31        107
                                       6.125          1,001.31
    CAPITOL HEIGHTS  MD   20743          1            07/22/03         23
    0436304356                           09           09/01/03          0
    0307020014                           O            08/01/33
    0


    8506598          E22/G01             F           63,650.00         ZZ
                                         360         63,600.34          1
                                       7.250            434.21         94
                                       7.000            434.21
    SUFFOLK          VA   23434          1            07/28/03         23
    0417408465                           05           09/01/03          0
    0417408465                           N            08/01/33
    0


    8506706          E22/G01             F          133,900.00         ZZ
                                         360        133,800.63          1
                                       7.500            936.25        103
                                       7.250            936.25
    MIAMI            FL   33182          5            07/22/03         23
    0417502614                           01           09/01/03          0
    0417502614                           O            08/01/33
    0


    8506798          E22/G01             F          104,030.00         ZZ
                                         360        103,954.70          1
                                       7.625            736.32        103
                                       7.375            736.32
    MT ZION          IL   62549          2            07/23/03         23
    0417546934                           05           09/01/03          0
    0417546934                           O            08/01/33
    0


    8506874          E22/G01             F          150,000.00         ZZ
                                         360        149,873.99          1
                                       6.875            985.39         99
                                       6.625            985.39
    UPPER MARLBORO   MD   20774          2            07/23/03         23
    0417573946                           09           09/01/03          0
    0417573946                           O            08/01/33
    0
1




    8506918          E22/G01             F          170,000.00         ZZ
                                         360        169,853.63          2
                                       6.750          1,102.62        100
                                       6.500          1,102.62
    MIAMI            FL   33142          1            07/28/03         23
    0417586260                           05           09/01/03          0
    0417586260                           O            08/01/33
    0


    8506938          E22/G01             F          164,825.00         ZZ
                                         360        164,672.34          1
                                       6.375          1,028.29         95
                                       6.125          1,028.29
    ESTES PARK       CO   80517          1            07/28/03         23
    0417651825                           01           09/01/03          0
    0417651825                           N            08/01/33
    0


    8506996          E22/G01             F          207,000.00         ZZ
                                         360        206,830.32          1
                                       7.000          1,377.18        101
                                       6.750          1,377.18
    FRISCO           TX   75035          2            07/21/03         23
    0417667276                           05           09/01/03          0
    0417667276                           O            08/01/33
    0


    8507016          E22/G01             F           95,000.00         ZZ
                                         360         94,916.18          1
                                       6.625            608.30         98
                                       6.375            608.30
    FERNDALE         MI   48220          1            07/28/03         23
    0417674389                           05           09/01/03          0
    0417674389                           O            08/01/33
    0


    8507146          E22/G01             F          133,500.00         ZZ
                                         360        133,385.06          1
                                       6.750            865.88        104
                                       6.500            865.88
    WARR ACRES       OK   73132          5            07/22/03         23
    0417774429                           05           09/01/03          0
    0417774429                           O            08/01/33
    0
1




    8507206          E22/G01             F          150,000.00         ZZ
                                         360        149,862.47          1
                                       6.750            972.90        104
                                       6.500            972.90
    GREER            SC   29651          1            07/28/03         23
    0417817889                           05           09/01/03          0
    0417817889                           O            08/01/33
    0


    8507210          E22/G01             F          117,800.00         ZZ
                                         360        117,698.58          1
                                       6.750            764.05         95
                                       6.500            764.05
    FALLON           NV   89406          1            07/21/03         23
    0417821535                           05           09/01/03          0
    0417821535                           N            08/01/33
    0


    8507212          E22/G01             F          105,550.00         ZZ
                                         360        105,250.45          1
                                       6.500            667.15        103
                                       6.250            667.15
    FILLMORE         UT   84631          1            07/23/03         23
    0417822228                           05           09/01/03          0
    0417822228                           O            08/01/33
    0


    8507214          E22/G01             F          174,000.00         ZZ
                                         360        173,842.70          1
                                       6.500          1,099.80        100
                                       6.250          1,099.80
    TOQUERVILLE      UT   84774          2            07/23/03         23
    0417823317                           03           09/01/03          0
    0417823317                           O            08/01/33
    0


    8507248          E22/G01             F          128,000.00         ZZ
                                         360        127,848.79          1
                                       6.375            798.55        106
                                       6.125            798.55
    NORTH RICHAND H  TX   76180          1            07/28/03         23
    0417905205                           05           09/01/03          0
    0417905205                           O            08/01/33
    0
1




    8507266          E22/G01             F          231,750.00         ZZ
                                         360        231,535.35          1
                                       6.375          1,445.82        103
                                       6.125          1,445.82
    TACOMA           WA   98422          5            07/17/03         23
    0417918885                           05           09/01/03          0
    0417918885                           O            08/01/33
    0


    8507278          E22/G01             F          149,765.00         ZZ
                                         360        149,626.29          1
                                       6.375            934.34         97
                                       6.125            934.34
    HOUSTON          TX   77071          1            07/28/03         23
    0417922903                           03           09/01/03          0
    0417922903                           O            08/01/33
    0


    8507298          E22/G01             F           42,750.00         ZZ
                                         360         42,718.28          1
                                       7.500            298.91         95
                                       7.250            298.91
    PENSACOLA        FL   32505          1            07/28/03         23
    0417951753                           05           09/01/03          0
    0417951753                           N            08/01/33
    0


    8507348          E22/G01             F          138,000.00         ZZ
                                         360        137,884.07          1
                                       6.875            906.56        100
                                       6.625            906.56
    SHERWOOD         OR   97140          1            07/23/03         23
    0417980539                           05           09/01/03          0
    0417980539                           O            08/01/33
    0


    8507366          E22/G01             F          180,500.00         ZZ
                                         360        180,336.83          1
                                       6.500          1,140.88        100
                                       6.250          1,140.88
    CORDOVA          TN   38018          1            07/28/03         23
    0418009759                           05           09/01/03          0
    0418009759                           O            08/01/33
    0
1




    8507374          E22/G01             F          102,400.00         ZZ
                                         360        102,329.53          1
                                       7.875            742.47        103
                                       7.625            742.47
    BOISE            ID   83705          1            07/25/03         23
    0418015830                           03           09/01/03          0
    0418015830                           O            08/01/33
    0


    8507390          E22/G01             F           90,500.00         ZZ
                                         360         90,418.19          1
                                       6.500            572.02        105
                                       6.250            572.02
    BATON ROUGE      LA   70816          1            07/28/03         23
    0418031308                           01           09/01/03          0
    0418031308                           O            08/01/33
    0


    8507636          E22/G01             F          113,290.00         ZZ
                                         360        113,210.04          1
                                       7.750            811.62        103
                                       7.500            811.62
    COLORADO SPRING  CO   80904          5            07/22/03         23
    0417694742                           05           09/01/03          0
    0417694742                           O            08/01/33
    0


    8507797          X21/G01             F          104,000.00         ZZ
                                         360        103,507.72          1
                                       7.375            718.31        100
                                       7.125            718.31
    CROSS LANES      WV   25313          1            02/26/03         23
    0435493820                           05           04/01/03          0
    706789                               O            03/01/33
    0


    8507834          E22/G01             F          172,000.00         ZZ
                                         360        171,056.07          1
                                       6.000          1,031.23        102
                                       5.750          1,031.23
    NORTH RIDGEVILL  OH   44039          2            07/23/03         23
    0417765328                           05           09/01/03          0
    0417765328                           O            08/01/33
    0
1




    8507868          E22/G01             F          205,000.00         ZZ
                                         360        204,814.68          1
                                       6.500          1,295.74        100
                                       6.250          1,295.74
    CAMPO            CA   91906          1            07/21/03         23
    0417839370                           05           09/01/03          0
    0417839370                           O            08/01/33
    0


    8507912          E22/G01             F           83,190.00         ZZ
                                         360         83,116.61          1
                                       6.625            532.67        106
                                       6.375            532.67
    KC               MO   64126          1            07/28/03         23
    0417866837                           05           09/01/03          0
    0417866837                           O            08/01/33
    0


    8507924          E22/G01             F           94,750.00         ZZ
                                         360         94,670.40          1
                                       6.875            622.44        106
                                       6.625            622.44
    GREEN ACRES      FL   33463          1            07/28/03         23
    0417872421                           09           09/01/03          0
    0417872421                           O            08/01/33
    0


    8507980          313/G01             F          149,000.00         ZZ
                                         180        148,799.38          1
                                       8.000          1,093.31        100
                                       7.750          1,093.31
    ROSCOE           IL   61073          2            07/02/03         23
    0436243653                           05           08/01/03          0
    0009649922                           O            07/01/18
    0


    8508010          W45/G01             F          162,000.00         ZZ
                                         360        161,863.91          1
                                       6.875          1,064.22        100
                                       6.625          1,064.22
    REDLANDS         CA   92374          1            07/18/03         23
    0436246995                           05           09/01/03          0
    0307080302                           O            08/01/33
    0
1




    8508018          U42/G01             F           88,540.00         ZZ
                                         360         88,472.63          1
                                       7.375            611.52         95
                                       7.125            611.52
    DESOTO           TX   75115          1            07/02/03         12
    0436241756                           05           09/01/03         30
    24301566                             N            08/01/33
    0


    8508032          G75/G01             F           80,350.00         ZZ
                                         360         80,280.82          1
                                       6.750            521.15         95
                                       6.500            521.15
    SUMMERVILLE      SC   29485          1            07/11/03         23
    0436249106                           05           09/01/03          0
    05194915                             N            08/01/33
    0


    8508060          G75/G01             F          250,350.00         ZZ
                                         360        250,100.77          1
                                       6.000          1,500.98        107
                                       5.750          1,500.98
    THORNDALE        PA   19372          1            07/11/03         23
    0436242564                           05           09/01/03          0
    05114791                             O            08/01/33
    0


    8508288          E57/G01             F          135,400.00         ZZ
                                         360        135,286.25          1
                                       6.875            889.48        103
                                       6.625            889.48
    GWYNN OAK        MD   21207          1            07/15/03         23
    0436241970                           05           09/01/03          0
    16001465                             O            08/01/33
    0


    8508450          253/G01             F          385,200.00         ZZ
                                         360        384,460.08          1
                                       6.625          2,466.48        107
                                       6.375          2,466.48
    BALTIMORE        MD   21221          1            06/17/03         23
    0436247373                           05           08/01/03          0
    472754                               O            07/01/33
    0
1




    8508830          G51/G01             F          262,150.00         ZZ
                                         360        261,955.44          1
                                       7.500          1,833.00        107
                                       7.250          1,833.00
    LITTLETON        CO   80127          5            07/23/03         23
    0436269948                           05           09/01/03          0
    20006990                             O            08/01/33
    0


    8508854          W02/G01             F          251,320.00         ZZ
                                         360        251,138.28          1
                                       7.630          1,779.70        103
                                       7.380          1,779.70
    SPRINGFIELD      VA   22153          5            07/17/03         23
    0436327712                           09           09/01/03          0
    1002705044                           O            08/01/33
    0


    8508894          U96/G01             F           72,900.00         ZZ
                                         360         72,847.24          1
                                       7.625            515.98        100
                                       7.375            515.98
    KEAAU            HI   96749          1            07/22/03         23
    0436242044                           05           09/01/03          0
    030700043                            O            08/01/33
    0


    8508896          W40/G01             F          112,500.00         ZZ
                                         360        112,407.78          1
                                       7.000            748.47         96
                                       6.750            748.47
    PHOENIX          AZ   85019          5            07/23/03         23
    0436317671                           05           09/01/03          0
    1000020078                           O            08/01/33
    0


    8508934          737/G01             F          164,750.00         ZZ
                                         360        164,609.03          1
                                       7.000          1,096.09        103
                                       6.750          1,096.09
    RICHMOND         VA   23233          1            07/17/03         23
    0436248959                           05           09/01/03          0
    6023272                              O            08/01/33
    0
1




    8508978          737/G01             F          203,000.00         ZZ
                                         360        202,845.26          1
                                       7.375          1,402.07        100
                                       7.125          1,402.07
    STOCKTON         CA   95210          1            07/22/03         23
    0436284483                           05           09/01/03          0
    6024983                              O            08/01/33
    0


    8508982          624/G01             F          126,000.00         ZZ
                                         360        125,894.15          1
                                       6.875            827.73        101
                                       6.625            827.73
    ROSAMOND         CA   93560          5            07/07/03         00
    0436374243                           05           09/01/03          0
    1000039082                           O            08/01/33
    0


    8508984          H76/G01             F          180,250.00         ZZ
                                         360        180,116.22          1
                                       7.500          1,260.34        103
                                       7.250          1,260.34
    COLORADO SPRING  CO   80917          5            07/17/03         23
    0436247894                           05           09/01/03          0
    2003499245                           O            08/01/33
    0


    8509006          H76/G01             F          190,000.00         ZZ
                                         360        189,850.20          2
                                       7.375          1,312.29        103
                                       7.125          1,312.29
    CROMWELL         CT   06416          5            07/10/03         23
    0436248280                           05           09/01/03          0
    2003496158                           O            08/01/33
    0


    8509016          Q14/G01             F          175,100.00         ZZ
                                         360        174,996.62          1
                                       8.625          1,361.91        103
                                       8.375          1,361.91
    LAS VEGAS        NV   89102          5            07/17/03         23
    0436251920                           05           09/01/03          0
    0000314553                           O            08/01/33
    0
1




    8509036          P29/G01             F           82,425.00         ZZ
                                         360         82,359.09          1
                                       7.125            555.31         99
                                       6.875            555.31
    CRESTON          IA   50801          1            07/25/03         23
    0436271472                           05           09/01/03          0
    12623992                             O            08/01/33
    0


    8509048          X67/G01             F          228,000.00         ZZ
                                         360        227,843.09          1
                                       7.875          1,653.16        100
                                       7.625          1,653.16
    VICTORVILLE      CA   92392          1            07/09/03         23
    0436241962                           05           09/01/03          0
    00287001                             O            08/01/33
    0


    8509084          Q14/G01             F          188,300.00         ZZ
                                         180        187,692.91          1
                                       6.750          1,666.28        107
                                       6.500          1,666.28
    TIFFIN           IA   52340          5            07/21/03         23
    0436251961                           05           09/01/03          0
    0000314021                           O            08/01/18
    0


    8509188          808/G01             F          194,000.00         ZZ
                                         360        193,820.32          1
                                       6.375          1,210.31        100
                                       6.125          1,210.31
    MODESTO          CA   95355          1            07/09/03         23
    0436247274                           05           09/01/03          0
    9432771                              O            08/01/33
    0


    8509266          U75/G01             F           82,000.00         ZZ
                                         360         81,936.04          1
                                       7.250            559.38        100
                                       7.000            559.38
    CANTON           OH   44709          1            07/23/03         23
    0436268841                           05           09/01/03          0
    006008                               O            08/01/33
    0
1




    8509270          U05/G01             F          160,000.00         ZZ
                                         360        159,862.24          1
                                       6.750          1,037.76        107
                                       6.500          1,037.76
    GLADSTONE        OR   97027          2            07/11/03         23
    0436245997                           05           09/01/03          0
    3340705                              O            08/01/33
    0


    8509336          W02/G01             F          129,780.00         ZZ
                                         360        129,676.52          1
                                       7.140            875.67        103
                                       6.890            875.67
    SARASOTA         FL   34235          5            07/19/03         23
    0436342802                           05           09/01/03          0
    1002702777                           O            08/01/33
    0


    8509350          U75/G01             F          200,850.00         ZZ
                                         360        200,714.96          1
                                       7.990          1,472.37        103
                                       7.740          1,472.37
    SAINT FRANCIS    MN   55070          5            07/24/03         23
    0436269690                           05           09/01/03          0
    005756                               O            08/01/33
    0


    8509382          F34/G01             F          143,685.00         ZZ
                                         360        143,600.17          1
                                       8.625          1,117.57        103
                                       8.375          1,117.57
    HARRINGTON       DE   19952          5            07/23/03         23
    0436256366                           05           09/01/03          0
    Q3MG1A21554B                         O            08/01/33
    0


    8509384          Q78/G01             F          149,800.00         ZZ
                                         180        149,306.50          1
                                       6.500          1,304.92        104
                                       6.250          1,304.92
    JEFFERSON CITY   MO   65101          2            07/15/03         23
    0436249940                           05           09/01/03          0
    732131                               O            08/01/18
    0
1




    8509388          W02/G01             F          180,250.00         ZZ
                                         360        180,118.61          1
                                       7.590          1,271.47        103
                                       7.340          1,271.47
    MIAMI            FL   33187          5            07/16/03         23
    0436340012                           05           09/01/03          0
    1002507630                           O            08/01/33
    0


    8509394          Q78/G01             F           98,440.00         ZZ
                                         360         98,365.09          1
                                       7.375            679.91        107
                                       7.125            679.91
    FRANKFORT        KY   40601          5            07/18/03         23
    0436249767                           05           09/01/03          0
    732427                               O            08/01/33
    0


    8509396          T23/G01             F          134,900.00         ZZ
                                         360        134,661.30          1
                                       6.625            863.78        100
                                       6.375            863.78
    NEWARK           OH   43055          1            07/28/03         23
    0436258503                           05           08/28/03          0
    6665                                 O            07/28/33
    0


    8509402          W02/G01             F          241,820.00         ZZ
                                         360        241,603.08          1
                                       6.540          1,534.84        107
                                       6.290          1,534.84
    PORT ST LUCIE    FL   34953          1            07/14/03         23
    0436327589                           05           09/01/03          0
    1002647749                           O            08/01/33
    0


    8509406          Q78/G01             F          139,000.00         ZZ
                                         360        138,880.32          1
                                       6.750            901.56        107
                                       6.500            901.56
    PARK FOREST      IL   60466          5            07/24/03         23
    0436249932                           05           09/01/03          0
    732521                               O            08/01/33
    0
1




    8509408          808/G01             F          235,293.00         ZZ
                                         360        235,090.41          1
                                       6.750          1,526.11        107
                                       6.500          1,526.11
    MORENO VALLEY    CA   92553          1            07/09/03         23
    0436265698                           05           09/01/03          0
    9507407                              O            08/01/33
    0


    8509416          U05/G01             F          297,860.00         ZZ
                                         360        297,621.80          1
                                       7.125          2,006.74        106
                                       6.875          2,006.74
    VACAVILLE        CA   95687          1            07/18/03         23
    0436241525                           05           09/01/03          0
    3384660                              O            08/01/33
    0


    8509418          Q78/G01             F          108,070.00         ZZ
                                         360        107,987.76          1
                                       7.375            746.42        107
                                       7.125            746.42
    HAMPTON          VA   23666          2            07/22/03         23
    0436249700                           05           09/01/03          0
    733933                               O            08/01/33
    0


    8509422          T23/G01             F           45,600.00         ZZ
                                         360         45,559.81          1
                                       6.630            292.13         95
                                       6.380            292.13
    NEWARK           OH   43055          1            07/22/03         23
    0436258172                           05           09/01/03          0
    6624                                 N            08/01/33
    0


    8509428          K60/G01             F          139,050.00         ZZ
                                         360        138,924.30          1
                                       6.500            878.89        103
                                       6.250            878.89
    INDIANAPOLIS     IN   46250          2            07/24/03         00
    0436274419                           03           09/01/03          0
    81005                                O            08/01/33
    0
1




    8509432          B39/G01             F          159,274.00         ZZ
                                         360        159,158.72          1
                                       7.625          1,127.33        100
                                       7.375          1,127.33
    PRINCETON        MN   55371          1            07/25/03         23
    0436246821                           05           09/01/03          0
    20033219F                            O            08/01/33
    0


    8509450          K15/G01             F           87,000.00         ZZ
                                         360         86,891.48          1
                                       8.375            661.26        103
                                       8.125            661.26
    FORT WORTH       TX   76135          1            06/04/03         23
    0436414817                           05           08/01/03          0
    040300118546                         O            07/01/33
    0


    8509490          M50/G01             F          148,730.00         ZZ
                                         180        148,616.83          1
                                       7.375          1,027.24        107
                                       7.125          1,027.24
    MIAMI            FL   33183          1            07/23/03         23
    0436259212                           07           09/01/03          0
    2512836                              O            08/01/18
    0


    8509766          N67/G01             F          230,350.00         ZZ
                                         360        229,015.17          1
                                       7.375          1,590.97         95
                                       7.125          1,590.97
    BROCKTON         MA   02301          1            07/14/03         23
    0436247746                           05           09/01/03          0
    3274010843                           N            08/01/33
    0


    8509768          W94/G01             F          227,000.00         ZZ
                                         360        226,083.25          1
                                       6.250          1,397.68        104
                                       6.000          1,397.68
    SACRAMENTO       CA   95842          1            07/22/03         23
    0436243679                           05           09/01/03          0
    0740550                              O            08/01/33
    0
1




    8509770          H76/G01             F          123,600.00         ZZ
                                         360        123,508.27          1
                                       7.500            864.23        103
                                       7.250            864.23
    SPRINGFIELD      MA   01109          5            07/25/03         23
    0436248116                           05           09/01/03          0
    2003498057                           O            08/01/33
    0


    8509808          H76/G01             F          262,650.00         ZZ
                                         360        262,482.51          1
                                       8.250          1,973.21        103
                                       8.000          1,973.21
    UNION            NJ   07083          5            07/25/03         23
    0436247357                           05           09/01/03          0
    2003494799                           O            08/01/33
    0


    8509848          H76/G01             F           80,300.00         ZZ
                                         180         80,041.10          1
                                       6.750            710.59        103
                                       6.500            710.59
    MIDLOTHIAN       VA   23112          5            07/17/03         23
    0436267017                           09           09/01/03          0
    2003499019                           O            08/01/18
    0


    8509856          W08/G01             F          163,000.00         ZZ
                                         360        162,852.65          1
                                       6.500          1,030.27        100
                                       6.250          1,030.27
    PEMBROKE PINES   FL   33029          1            07/14/03         23
    0436247514                           09           09/01/03          0
    033471MG                             O            08/01/33
    0


    8509860          H76/G01             F          149,350.00         ZZ
                                         360        149,257.17          1
                                       8.375          1,135.17        103
                                       8.125          1,135.17
    BLAKESLEE        PA   18610          5            07/17/03         23
    0436266993                           05           09/01/03          0
    2003494752                           O            08/01/33
    0
1




    8509888          H76/G01             F           96,820.00         ZZ
                                         360         96,761.34          1
                                       8.500            744.47        103
                                       8.250            744.47
    JACKSON          MI   49203          5            07/25/03         23
    0436266977                           05           09/01/03          0
    2003496529                           O            08/01/33
    0


    8509944          H76/G01             F          168,920.00         ZZ
                                         360        168,798.87          1
                                       7.750          1,210.17        103
                                       7.500          1,210.17
    BOWIE            MD   20720          2            07/14/03         23
    0436248306                           01           09/01/03          0
    2003497244                           O            08/01/33
    0


    8510028          G34/G01             F          148,500.00         ZZ
                                         360        148,387.01          1
                                       7.375          1,025.65        100
                                       7.125          1,025.65
    LAS VEGAS        NV   89145          1            07/16/03         23
    0436283519                           05           09/01/03          0
    77301249                             O            08/01/33
    0


    8510058          K60/G01             F           60,000.00         ZZ
                                         360         59,947.06          1
                                       6.625            384.19        100
                                       6.375            384.19
    PORT ALLEN       LA   70767          1            07/18/03         04
    0436429567                           05           09/01/03         35
    80411                                O            08/01/33
    0


    8510090          H76/G01             F          117,700.00         ZZ
                                         360        117,616.35          1
                                       7.750            843.22        107
                                       7.500            843.22
    NORTH WILKESBOR  NC   28659          5            07/21/03         23
    0436248348                           05           09/01/03          0
    2003497986                           O            08/01/33
    0
1




    8510142          W30/G01             F          145,800.00         ZZ
                                         360        145,697.10          1
                                       7.750          1,044.53        103
                                       7.500          1,044.53
    WHITINSVILLE     MA   01534          1            07/28/03         23
    0436243554                           01           09/01/03          0
    0745951                              O            08/01/33
    0


    8510144          H76/G01             F          181,900.00         ZZ
                                         360        181,754.53          1
                                       7.125          1,225.50        107
                                       6.875          1,225.50
    BLACKSBURG       VA   24060          5            07/17/03         23
    0436247928                           05           09/01/03          0
    2003499408                           O            08/01/33
    0


    8510148          G51/G01             F          132,870.00         ZZ
                                         360        132,778.56          1
                                       7.875            963.40        103
                                       7.625            963.40
    HENDERSON        NV   89015          1            07/23/03         23
    0436245518                           05           09/01/03          0
    22001194                             O            08/01/33
    0


    8510150          W30/G01             F          200,000.00         ZZ
                                         360        199,855.24          1
                                       7.625          1,415.59        100
                                       7.375          1,415.59
    SALEM            NH   03079          1            07/25/03         23
    0436243539                           05           09/01/03          0
    0751957                              O            08/01/33
    0


    8510160          U85/G01             F          189,900.00         ZZ
                                         360        189,755.50          1
                                       7.375          1,311.59        100
                                       7.125          1,311.59
    NEW BERLIN       WI   53151          1            07/18/03         23
    0436247159                           05           09/01/03          0
    RPRUSAK                              O            08/01/33
    0
1




    8510178          U05/G01             F          104,116.00         ZZ
                                         360        104,017.21          1
                                       6.250            641.06        103
                                       6.000            641.06
    CHESAPEAKE       VA   23321          5            07/16/03         23
    0436246078                           05           09/01/03          0
    3377085                              O            08/01/33
    0


    8510250          N67/G01             F          156,200.00         ZZ
                                         360        155,126.49          1
                                       6.500            987.29        107
                                       6.250            987.29
    MIAMI            FL   33173          1            07/16/03         23
    0436248025                           09           09/01/03          0
    3254007137                           O            08/01/33
    0


    8510254          H76/G01             F          169,950.00         ZZ
                                         360        169,844.36          1
                                       8.375          1,291.75        103
                                       8.125          1,291.75
    GLENWOOD         IL   60425          5            07/11/03         23
    0436253454                           05           09/01/03          0
    2003492383                           O            08/01/33
    0


    8510378          H76/G01             F          221,450.00         ZZ
                                         360        221,285.64          1
                                       7.500          1,548.42        103
                                       7.250          1,548.42
    HUGO             MN   55038          2            07/26/03         23
    0436247332                           05           09/01/03          0
    2003497451                           O            08/01/33
    0


    8510462          R65/G01             F          133,750.00         ZZ
                                         360        133,225.24          1
                                       7.000            889.84        107
                                       6.750            889.84
    HALETHORPE       MD   21227          1            07/24/03         23
    0436249130                           05           09/01/03          0
    0000001670                           O            08/01/33
    0
1




    8510464          E22/G01             F          192,065.00         ZZ
                                         360        191,891.37          1
                                       6.500          1,213.98        107
                                       6.250          1,213.98
    SUGARLAND        TX   77479          1            07/29/03         23
    0417424975                           03           09/01/03          0
    0417424975                           O            08/01/33
    0


    8510490          Q64/G01             F          128,000.00         ZZ
                                         360        127,881.44          1
                                       6.375            798.56        100
                                       6.125            798.56
    CAPE CORAL       FL   33990          1            07/23/03         23
    0436269203                           05           09/01/03          0
    2109101374                           O            08/01/33
    0


    8510498          E22/G01             F          126,260.00         ZZ
                                         360        126,145.86          1
                                       6.500            798.05        107
                                       6.250            798.05
    ELMA             WA   98541          1            07/07/03         23
    0417055761                           05           09/01/03          0
    0417055761                           O            08/01/33
    0


    8510524          E22/G01             F          146,500.00         ZZ
                                         360        146,379.91          1
                                       7.000            974.67        100
                                       6.750            974.67
    BATON ROUGE      LA   70816          1            07/29/03         23
    0417252103                           05           09/01/03          0
    0417252103                           O            08/01/33
    0


    8510594          E22/G01             F           99,500.00         ZZ
                                         360         99,412.21          1
                                       6.625            637.11        103
                                       6.375            637.11
    LARAMIE          WY   82072          1            07/28/03         23
    0417776942                           05           09/01/03          0
    0417779642                           O            08/01/33
    0
1




    8510650          W58/G01             F          214,830.00         ZZ
                                         360        214,616.14          1
                                       6.000          1,288.01         99
                                       5.750          1,288.01
    RIVERSIDE        CA   92504          1            07/11/03         23
    0436247142                           05           09/01/03          0
    75153                                O            08/01/33
    0


    8510762          E22/G01             F          105,060.00         ZZ
                                         360        104,983.96          1
                                       7.625            743.61        103
                                       7.375            743.61
    ALLIANCE         NE   69301          5            07/24/03         23
    0417526753                           05           09/01/03          0
    0417526753                           O            08/01/33
    0


    8510812          X01/G01             F          141,110.00         ZZ
                                         360        141,026.69          1
                                       8.625          1,097.54        103
                                       8.375          1,097.54
    DEER PARK        TX   77536          1            07/25/03         23
    0436268890                           05           09/01/03          0
    034402                               O            08/01/33
    0


    8510878          U35/G01             F          111,240.00         ZZ
                                         360        111,136.97          1
                                       6.375            693.99        103
                                       6.125            693.99
    CHOWCHILLA       CA   93610          5            07/25/03         23
    0436276422                           05           09/01/03          0
    12658706                             O            08/01/33
    0


    8510898          X31/G01             F          289,000.00         ZZ
                                         360        288,732.33          1
                                       6.375          1,802.98        100
                                       6.125          1,802.98
    RANCHO CUCAMONG  CA   91701          1            07/22/03         23
    0436241947                           05           09/01/03          0
    11001895                             O            08/01/33
    0
1




    8510926          E22/G01             F          153,000.00         T
                                         360        152,868.27          1
                                       6.750            992.36        103
                                       6.500            992.36
    BELLINGHAM       WA   98229          1            07/23/03         23
    0417621000                           03           09/01/03          0
    0417621000                           O            08/01/33
    0


    8510968          R65/G01             F          178,000.00         ZZ
                                         360        177,857.66          1
                                       7.125          1,199.22        103
                                       6.875          1,199.22
    DENVER           CO   80233          5            07/23/03         23
    0436247621                           05           09/01/03          0
    0000001668                           O            08/01/33
    0


    8510984          W02/G01             F           72,760.00         ZZ
                                         360         72,694.09          1
                                       6.490            459.42        107
                                       6.240            459.42
    CHIEFLAND        FL   32626          5            07/21/03         23
    0436340087                           05           09/01/03          0
    1002716794                           O            08/01/33
    0


    8511002          E22/G01             F          159,000.00         ZZ
                                         360        158,859.72          1
                                       6.625          1,018.09        103
                                       6.375          1,018.09
    VANCOUVER        WA   98684          5            07/18/03         23
    0417686839                           05           09/01/03          0
    0417686839                           O            08/01/33
    0


    8511012          W02/G01             F          181,900.00         ZZ
                                         180        181,274.52          1
                                       6.000          1,534.98        107
                                       5.750          1,534.98
    LANCASTER        CA   93535          5            07/14/03         23
    0436365019                           05           09/01/03          0
    1002519495                           O            08/01/18
    0
1




    8511016          E22/G01             F          176,550.00         ZZ
                                         360        176,390.39          1
                                       6.500          1,115.92        107
                                       6.250          1,115.92
    SAGINAW          MI   48603          2            07/24/03         23
    0417780376                           05           09/01/03          0
    0417780376                           O            08/01/33
    0


    8511022          E22/G01             F          148,500.00         ZZ
                                         360        148,311.48          1
                                       6.875            975.54        103
                                       6.625            975.54
    SCIENCE HILL     KY   42553          1            07/25/03         23
    0417782661                           05           09/01/03          0
    0417782661                           O            08/01/33
    0


    8511032          X31/G01             F          202,000.00         ZZ
                                         360        201,843.04          1
                                       7.625          1,429.74        100
                                       7.375          1,429.74
    SUN CITY         CA   92585          1            07/18/03         23
    0436245971                           03           09/01/03          0
    80001773                             O            08/01/33
    0


    8511044          U35/G01             F           89,400.00         ZZ
                                         360         89,324.90          1
                                       6.875            587.29        100
                                       6.625            587.29
    KIMBERLY         WI   54136          1            07/25/03         23
    0436242978                           01           09/01/03          0
    12648851                             O            08/01/33
    0


    8511126          U85/G01             F           60,300.00         ZZ
                                         360         60,262.52          1
                                       8.375            458.32        100
                                       8.125            458.32
    GREEN BAY        WI   54303          1            07/25/03         23
    0436266845                           05           09/01/03          0
    TQS342                               O            08/01/33
    0
1




    8511146          E22/G01             F          129,780.00         ZZ
                                         360        129,665.49          1
                                       6.625            831.00        103
                                       6.375            831.00
    OMAHA            NE   68154          1            07/29/03         23
    0417820255                           05           09/01/03          0
    0417820255                           O            08/01/33
    0


    8511156          M50/G01             F           92,555.00         ZZ
                                         180         92,484.58          1
                                       7.375            639.25        107
                                       7.125            639.25
    GARFIELD HEIGHT  OH   44125          1            07/21/03         23
    0436264907                           05           09/01/03          0
    3012753                              O            08/01/18
    0


    8511160          E22/G01             F          175,000.00         ZZ
                                         360        174,829.91          1
                                       6.125          1,063.32        107
                                       5.875          1,063.32
    QUAKERTOWN       PA   18951          1            07/29/03         23
    0417830403                           07           09/01/03          0
    0417830403                           O            08/01/33
    0


    8511216          477/G01             F          267,000.00         ZZ
                                         360        266,770.12          1
                                       6.750          1,731.76        100
                                       6.500          1,731.76
    MOLALLA          OR   97038          1            07/03/03         23
    0436242515                           05           09/01/03          0
    226443                               O            08/01/33
    0


    8511224          E22/G01             F           93,886.00         ZZ
                                         360         93,805.17          1
                                       6.750            608.94        106
                                       6.500            608.94
    STRUTHERS        OH   44471          1            07/29/03         23
    0417904398                           05           09/01/03          0
    0417904398                           O            08/01/33
    0
1




    8511234          E22/G01             F          126,000.00         ZZ
                                         360        125,908.81          1
                                       7.625            891.82        100
                                       7.375            891.82
    CORDOVA          TN   38018          2            07/24/03         23
    0417906500                           05           09/01/03          0
    0417906500                           O            08/01/33
    0


    8511236          E22/G01             F          164,900.00         ZZ
                                         360        164,622.13          1
                                       6.875          1,083.28        100
                                       6.625          1,083.28
    WEST JORDAN      UT   84084          1            07/23/03         23
    0417907987                           05           09/01/03          0
    0417907987                           O            08/01/33
    0


    8511288          E22/G01             F           82,350.00         ZZ
                                         360         82,279.10          1
                                       6.750            534.12        107
                                       6.500            534.12
    BATON ROUGE      LA   70811          5            07/24/03         23
    0417936176                           05           09/01/03          0
    0417936176                           O            08/01/33
    0


    8511356          E22/G01             F          155,000.00         ZZ
                                         360        154,856.44          1
                                       6.375            967.00        107
                                       6.125            967.00
    VERO BEACH       FL   32962          2            07/24/03         23
    0417840188                           05           09/01/03          0
    0417840188                           O            08/01/33
    0


    8511392          J95/G01             F          131,500.00         ZZ
                                         360        130,844.85          1
                                       6.875            863.87        106
                                       6.625            863.87
    ANTIOCH          TN   37013          5            07/16/03         23
    0436246144                           03           09/01/03          0
    0044335941                           O            08/01/33
    0
1




    8511422          E22/G01             F           75,905.00         ZZ
                                         360         75,844.30          1
                                       7.125            511.39         95
                                       6.875            511.39
    BATON ROUGE      LA   70814          1            07/29/03         23
    0417874153                           05           09/01/03          0
    0417874153                           N            08/01/33
    0


    8511546          E22/G01             F           58,500.00         ZZ
                                         360         58,449.63          1
                                       6.750            379.43        107
                                       6.500            379.43
    OTTAWA           KS   66067          1            07/29/03         23
    0417995636                           05           09/01/03          0
    0417995636                           O            08/01/33
    0


    8511584          E22/G01             F          172,150.00         ZZ
                                         360        171,994.37          1
                                       6.500          1,088.11        105
                                       6.250          1,088.11
    HURST            TX   76053          1            07/25/03         23
    0418013181                           03           09/01/03          0
    0418013181                           O            08/01/33
    0


    8511722          K15/G01             F          172,400.00         ZZ
                                         360        172,262.14          1
                                       7.125          1,161.49         97
                                       6.875          1,161.49
    NEWARK           DE   19702          5            07/10/03         23
    0436249866                           05           09/01/03          0
    013405518124                         O            08/01/33
    0


    8511894          940/G01             F           59,755.00         ZZ
                                         360         59,707.22          1
                                       7.125            402.58         95
                                       6.875            402.58
    ADELANTO         CA   92301          1            07/16/03         23
    0436241988                           05           09/01/03          0
    24030135                             N            08/01/33
    0
1




    8512324          X01/G01             F           86,600.00         ZZ
                                         360         86,527.25          1
                                       6.875            568.90        104
                                       6.625            568.90
    SUMMERFIELD      FL   34491          1            07/28/03         23
    0436241996                           05           09/01/03          0
    034387                               O            08/01/33
    0


    8512462          E22/G01             F          119,480.00         ZZ
                                         360        119,399.83          1
                                       8.000            876.70        103
                                       7.750            876.70
    VIRGINIA BEACH   VA   23452          5            07/24/03         23
    0417314267                           05           09/01/03          0
    0417314267                           O            08/01/33
    0


    8512470          E22/G01             F          147,660.00         ZZ
                                         360        147,526.52          1
                                       6.500            933.31        107
                                       6.250            933.31
    COLUMBUS         NE   68601          5            07/24/03         23
    0417338506                           05           09/01/03          0
    0417338506                           O            08/01/33
    0


    8512474          W40/G01             F          112,900.00         ZZ
                                         360        112,820.32          1
                                       7.750            808.83        100
                                       7.500            808.83
    SPARTA           MI   49345          5            07/22/03         23
    0436253843                           05           09/01/03          0
    1020024491                           O            08/01/33
    0


    8512770          X67/G01             F          265,200.00         ZZ
                                         360        264,695.43          2
                                       6.250          1,632.88        102
                                       6.000          1,632.88
    LAWRENCE         MA   01843          1            06/30/03         23
    0436251953                           05           08/01/03          0
    0000420058                           O            07/01/33
    0
1




    8512780          W09/G01             F          123,050.00         ZZ
                                         360        122,810.19          1
                                       6.125            747.67        107
                                       5.875            747.67
    THORNVILLE       OH   43076          1            07/23/03         23
    0436271779                           05           08/23/03          0
    200311050                            O            07/23/33
    0


    8512808          N46/G01             F          174,000.00         ZZ
                                         360        173,834.90          1
                                       6.250          1,071.35        103
                                       6.000          1,071.35
    BELMONT          NC   28012          1            07/25/03         23
    0436258313                           05           09/01/03          0
    115077201                            O            08/01/33
    0


    8512814          N46/G01             F           80,300.00         ZZ
                                         360         80,230.87          1
                                       6.750            520.82        105
                                       6.500            520.82
    LADSON           SC   29456          1            07/28/03         23
    0436260004                           05           09/01/03          0
    117276601                            O            08/01/33
    0


    8512818          K60/G01             F          155,150.00         ZZ
                                         360        155,037.71          1
                                       7.625          1,098.14        107
                                       7.375          1,098.14
    BOSSIER CITY     LA   71111          5            07/25/03         23
    0436249304                           05           09/01/03          0
    79948                                O            08/01/33
    0


    8512848          W39/G01             F          112,350.00         ZZ
                                         360        112,255.61          1
                                       6.875            738.06        107
                                       6.625            738.06
    CRESTVIEW        FL   32539          5            07/22/03         23
    0436251672                           05           09/01/03          0
    LA033336                             O            08/01/33
    0
1




    8512854          Q14/G01             F          138,030.00         ZZ
                                         360        137,935.01          1
                                       7.875          1,000.81        107
                                       7.625          1,000.81
    PHOENIX          AZ   85027          2            07/17/03         23
    0436252324                           05           09/01/03          0
    0000313741                           O            08/01/33
    0


    8512954          Q14/G01             F           88,500.00         ZZ
                                         360         88,432.66          1
                                       7.375            611.25        103
                                       7.125            611.25
    LINCOLN          NE   68505          2            07/24/03         23
    0436269328                           05           09/01/03          0
    0000314102                           O            08/01/33
    0


    8513140          E57/G01             F          260,000.00         ZZ
                                         360        259,781.57          1
                                       6.875          1,708.01        100
                                       6.625          1,708.01
    COMMERCE         CA   90040          1            07/15/03         23
    0436256341                           05           09/01/03          0
    06018198                             O            08/01/33
    0


    8513262          E57/G01             F          151,400.00         ZZ
                                         360        151,263.13          1
                                       6.500            956.95        103
                                       6.250            956.95
    FRESNO           CA   93722          1            07/02/03         23
    0436245690                           05           09/01/03          0
    13005334                             O            08/01/33
    0


    8513324          R84/G01             F          178,975.00         T
                                         360        178,824.64          1
                                       6.875          1,175.74        100
                                       6.625          1,175.74
    LAS VEGAS        NV   89148          1            07/07/03         23
    0436243752                           05           09/01/03          0
    LVW6551                              O            08/01/33
    0
1




    8513442          K15/G01             F          248,500.00         ZZ
                                         360        248,306.14          1
                                       7.250          1,695.21        103
                                       7.000          1,695.21
    SUPERIOR         CO   80027          5            07/10/03         23
    0436250161                           05           09/01/03          0
    023205511211                         O            08/01/33
    0


    8513852          X91/G01             F          226,000.00         ZZ
                                         360        225,823.70          1
                                       7.250          1,541.72        103
                                       7.000          1,541.72
    EWA BEACH        HI   96706          1            07/21/03         23
    0436253124                           03           09/01/03          0
    808224                               O            08/01/33
    0


    8513908          X91/G01             F          320,000.00         ZZ
                                         360        319,673.08          1
                                       6.250          1,970.30        104
                                       6.000          1,970.30
    MILILANI         HI   96789          1            07/15/03         23
    0436252944                           03           09/01/03          0
    807861                               O            08/01/33
    0


    8513990          X91/G01             F          221,450.00         ZZ
                                         360        221,239.88          1
                                       6.250          1,363.51        103
                                       6.000          1,363.51
    HAUULA           HI   96717          1            07/21/03         23
    0436253074                           05           09/01/03          0
    808366                               O            08/01/33
    0


    8514010          W45/G01             F          145,800.00         ZZ
                                         360        145,686.27          1
                                       7.250            994.61        102
                                       7.000            994.61
    KENNEWICK        WA   99337          2            07/25/03         23
    0436266613                           05           09/01/03          0
    0304101959                           O            08/01/33
    0
1




    8514088          Q14/G01             F          124,740.00         ZZ
                                         180        124,645.08          1
                                       7.375            861.55         99
                                       7.125            861.55
    INDEPENDENCE     MO   64058          5            07/15/03         23
    0436257125                           05           09/01/03          0
    00003-14694                          O            08/01/18
    0


    8515216          E22/G01             F           90,950.00         ZZ
                                         360         90,869.76          1
                                       6.625            582.36        107
                                       6.375            582.36
    VIRGINIA BEACH   VA   23454          1            07/30/03         23
    0416972818                           07           09/01/03          0
    0416972818                           O            08/01/33
    0


    8515220          E22/G01             F          242,977.00         ZZ
                                         360        242,777.84          1
                                       7.000          1,616.53        103
                                       6.750          1,616.53
    FRONT ROYAL      VA   22630          1            07/30/03         23
    0416995645                           03           09/01/03          0
    0416995645                           O            08/01/33
    0


    8515256          E22/G01             F          120,000.00         ZZ
                                         360        119,898.26          1
                                       7.000            798.36        100
                                       6.750            798.36
    POMPANO BEACH    FL   33064          1            07/30/03         23
    0417124906                           01           09/01/03          0
    0417124906                           O            08/01/33
    0


    8515290          E22/G01             F           99,600.00         ZZ
                                         360         99,533.17          1
                                       8.000            730.83        103
                                       7.750            730.83
    NORWALK          OH   44857          1            07/30/03         23
    0417379443                           05           09/01/03          0
    0417379443                           O            08/01/33
    0
1




    8515306          E22/G01             F          129,780.00         ZZ
                                         360        129,427.09          1
                                       7.250            885.33        103
                                       7.000            885.33
    LIVE OAK         TX   78233          2            07/25/03         23
    0417446457                           03           09/01/03          0
    0417446457                           O            08/01/33
    0


    8515322          E22/G01             F          232,000.00         ZZ
                                         360        231,814.47          1
                                       7.125          1,563.03        100
                                       6.875          1,563.03
    CHICAGO          IL   60632          1            07/30/03         23
    0417482387                           05           09/01/03          0
    0417482387                           O            08/01/33
    0


    8515326          E22/G01             F          154,500.00         ZZ
                                         360        154,408.78          1
                                       8.625          1,201.69        103
                                       8.375          1,201.69
    OLYMPIA          WA   98501          5            07/24/03         23
    0417492063                           05           09/01/03          0
    0417492063                           O            08/01/33
    0


    8515386          E22/G01             F          135,940.00         ZZ
                                         360        135,817.11          1
                                       6.500            859.23         98
                                       6.250            859.23
    CASTLETON        VT   05735          5            07/25/03         23
    0417577780                           05           09/01/03          0
    0417577780                           O            08/01/33
    0


    8515394          E22/G01             F          128,900.00         ZZ
                                         360        128,323.28          1
                                       6.375            804.17        105
                                       6.125            804.17
    PARMA            OH   44134          1            07/30/03         23
    0417598612                           05           09/01/03          0
    0417598612                           O            08/01/33
    0
1




    8515416          E22/G01             F           92,185.00         ZZ
                                         360         92,123.15          1
                                       8.000            676.42        103
                                       7.750            676.42
    PORTSMOUTH       VA   23703          1            07/30/03         23
    0417620135                           01           09/01/03          0
    0417620135                           O            08/01/33
    0


    8515446          E22/G01             F          129,690.00         ZZ
                                         360        129,508.27          1
                                       7.625            917.94         99
                                       7.375            917.94
    ST. PETERSBURG   FL   33710          1            07/30/03         23
    0417658101                           05           09/01/03          0
    0417658101                           O            08/01/33
    0


    8515484          E22/G01             F          121,000.00         ZZ
                                         360        120,926.69          1
                                       8.500            930.39        103
                                       8.250            930.39
    HENDERSON        NV   89015          1            07/18/03         23
    0417693272                           05           09/01/03          0
    0417693272                           O            08/01/33
    0


    8515504          E22/G01             F          102,500.00         ZZ
                                         360        102,407.34          1
                                       6.500            647.87        105
                                       6.250            647.87
    THREE RIVERS     MI   49093          1            07/30/03         23
    0417713757                           05           09/01/03          0
    0417713757                           O            08/01/33
    0


    8515528          E22/G01             F          210,000.00         ZZ
                                         360        209,805.50          1
                                       6.375          1,310.13        101
                                       6.125          1,310.13
    VIRGINIA BEACH   VA   23456          1            07/30/03         23
    0417719473                           05           09/01/03          0
    0417719473                           O            08/01/33
    0
1




    8515554          E22/G01             F          363,400.00         ZZ
                                         360        363,062.40          1
                                       6.625          2,326.89        106
                                       6.375          2,326.89
    POINT PLEASANT   NJ   08742          1            07/30/03         23
    0417738515                           05           09/01/03          0
    0417738515                           O            08/01/33
    0


    8515564          E22/G01             F          158,000.00         ZZ
                                         360        157,857.16          1
                                       6.500            998.67        100
                                       6.250            998.67
    BEAUFORT         SC   29907          5            07/25/03         23
    0417751625                           05           09/01/03          0
    0417751625                           O            08/01/33
    0


    8515578          E22/G01             F          134,820.00         ZZ
                                         360        134,682.55          1
                                       5.875            797.51        106
                                       5.625            797.51
    VINTON           VA   24179          1            07/30/03         23
    0417767902                           05           09/01/03          0
    0417767902                           O            08/01/33
    0


    8515586          E22/G01             F          200,000.00         ZZ
                                         360        199,823.55          1
                                       6.625          1,280.62        100
                                       6.375          1,280.62
    RENTON           WA   98059          1            07/10/03         23
    0417770922                           05           09/01/03          0
    0417770922                           O            08/01/33
    0


    8515648          E22/G01             F           79,310.00         ZZ
                                         360         79,261.95          1
                                       8.500            609.83        103
                                       8.250            609.83
    GREENVILLE       SC   29611          1            07/30/03         23
    0417802345                           05           09/01/03          0
    0417802345                           O            08/01/33
    0
1




    8515654          E22/G01             F          114,330.00         ZZ
                                         360        114,253.29          1
                                       8.000            838.91        103
                                       7.750            838.91
    FORT PAYNE       AL   35967          5            07/25/03         23
    0417804085                           05           09/01/03          0
    0417804085                           O            08/01/33
    0


    8515656          E22/G01             F          172,000.00         ZZ
                                         360        171,862.45          1
                                       7.125          1,158.80        103
                                       6.875          1,158.80
    RIO RANCHO       NM   87048          1            07/25/03         23
    0417805140                           05           09/01/03          0
    0417805140                           O            08/01/33
    0


    8515678          E22/G01             F          200,000.00         ZZ
                                         360        199,819.19          1
                                       6.500          1,264.14        100
                                       6.250          1,264.14
    CHARLOTTE        NC   28209          1            07/29/03         23
    0417817632                           05           09/01/03          0
    0417817632                           O            08/01/33
    0


    8515688          E22/G01             F          113,300.00         ZZ
                                         360        113,192.49          1
                                       6.250            697.61        103
                                       6.000            697.61
    DALLAS           TX   75254          1            07/30/03         23
    0417826740                           01           09/01/03          0
    0417826740                           O            08/01/33
    0


    8515692          E22/G01             F          255,850.00         ZZ
                                         360        255,618.70          1
                                       6.500          1,617.15        107
                                       6.250          1,617.15
    LOUISVILLE       KY   40241          1            07/30/03         23
    0417832920                           05           09/01/03          0
    0417832920                           O            08/01/33
    0
1




    8515724          E22/G01             F          117,000.00         ZZ
                                         360        116,899.27          1
                                       6.750            758.86        100
                                       6.500            758.86
    PUEBLO           CO   81008          1            07/30/03         23
    0417860335                           05           09/01/03          0
    0417860335                           O            08/01/33
    0


    8515734          E22/G01             F          155,150.00         ZZ
                                         360        155,009.75          1
                                       6.500            980.65        107
                                       6.250            980.65
    MERIDIAN         ID   83642          5            07/23/03         23
    0417879293                           03           09/01/03          0
    0417879293                           O            08/01/33
    0


    8515752          E22/G01             F          310,300.00         ZZ
                                         360        310,012.60          1
                                       6.375          1,935.87        107
                                       6.125          1,935.87
    PARKER           CO   80134          2            07/25/03         23
    0417895976                           03           09/01/03          0
    0417895976                           O            08/01/33
    0


    8515764          E22/G01             F          105,200.00         ZZ
                                         360        105,104.89          1
                                       6.500            664.94        106
                                       6.250            664.94
    WILMINGTON       NC   28412          1            07/30/03         23
    0417910841                           05           09/01/03          0
    0417910841                           O            08/01/33
    0


    8515768          E22/G01             F           53,500.00         ZZ
                                         360         53,453.94          1
                                       6.750            347.00        103
                                       6.500            347.00
    BIRMINGHAM       AL   35218          5            07/25/03         23
    0417911518                           05           09/01/03          0
    0417911518                           O            08/01/33
    0
1




    8515774          E22/G01             F          123,600.00         ZZ
                                         360        123,508.27          1
                                       7.500            864.23        103
                                       7.250            864.23
    WENTZVILLE       MO   63385          1            07/30/03         23
    0417922259                           05           09/01/03          0
    0417922259                           O            08/01/33
    0


    8515786          E22/G01             F          218,772.00         ZZ
                                         360        218,639.46          1
                                       8.500          1,682.17        103
                                       8.250          1,682.17
    DENVER           CO   80249          1            07/31/03         23
    0417940756                           03           09/01/03          0
    0417940756                           O            08/01/33
    0


    8515802          E22/G01             F          158,620.00         ZZ
                                         360        158,508.05          1
                                       7.750          1,136.37        101
                                       7.500          1,136.37
    AURORA           CO   80014          1            07/30/03         23
    0417963071                           09           09/01/03          0
    0417963071                           O            08/01/33
    0


    8515818          E22/G01             F           70,900.00         ZZ
                                         360         70,835.90          1
                                       6.500            448.14        100
                                       6.250            448.14
    PENDLETON        SC   29670          1            07/30/03         23
    0417985801                           05           09/01/03          0
    0417985801                           O            08/01/33
    0


    8515834          E22/G01             F           77,575.00         ZZ
                                         360         77,508.21          1
                                       6.750            503.15        107
                                       6.500            503.15
    BROKEN ARROW     OK   74012          1            07/30/03         23
    0417996923                           05           09/01/03          0
    0417996923                           O            08/01/33
    0
1




    8515842          E22/G01             F          152,440.00         ZZ
                                         360        152,318.09          1
                                       7.125          1,027.02        100
                                       6.875          1,027.02
    FORT WORTH       TX   76109          1            07/30/03         23
    0418008728                           05           09/01/03          0
    0418008728                           O            08/01/33
    0


    8515844          E22/G01             F           72,000.00         ZZ
                                         360         71,940.98          1
                                       7.000            479.02        105
                                       6.750            479.02
    LAKE CHARLES     LA   70611          1            07/30/03         23
    0418009031                           05           09/01/03          0
    0418009031                           O            08/01/33
    0


    8515850          E22/G01             F          135,950.00         ZZ
                                         360        135,809.22          1
                                       7.625            962.25        103
                                       7.375            962.25
    SPANAWAY         WA   98387          1            07/24/03         23
    0418013850                           05           09/01/03          0
    0418013850                           O            08/01/33
    0


    8515880          E22/G01             F          114,000.00         ZZ
                                         360        113,899.42          1
                                       6.625            729.95         96
                                       6.375            729.95
    BAKERSFIELD      CA   93307          5            07/24/03         23
    0418063632                           05           09/01/03          0
    0418063632                           O            08/01/33
    0


    8515970          B28/G01             F          112,950.00         ZZ
                                         360        112,764.28          1
                                       7.000            751.46        100
                                       6.750            751.46
    LAKEWOOD         CO   80228          1            06/27/03         23
    0436251029                           01           08/01/03          0
    01803794                             O            07/01/33
    0
1




    8515978          U05/G01             F          159,000.00         ZZ
                                         360        158,872.85          1
                                       7.125          1,071.21        100
                                       6.875          1,071.21
    SACRAMENTO       CA   95815          1            07/09/03         23
    0436253876                           05           09/01/03          0
    3382764                              O            08/01/33
    0


    8516030          Y40/G01             F          273,000.00         ZZ
                                         360        272,787.04          1
                                       7.250          1,862.34        105
                                       7.000          1,862.34
    SOUTH EL MONTE   CA   91733          1            07/22/03         23
    0436325518                           05           09/01/03          0
    51105337                             O            08/01/33
    0


    8516048          W30/G01             F          277,796.00         ZZ
                                         360        277,532.41          1
                                       6.250          1,710.44        102
                                       6.000          1,710.44
    KILLINGLY (DANI  CT   06239          1            07/29/03         23
    0436248751                           05           09/01/03          0
    0747360                              O            08/01/33
    0


    8516254          Y10/G01             F          198,667.00         ZZ
                                         360        198,515.83          1
                                       7.375          1,372.14        100
                                       7.125          1,372.14
    VISALIA          CA   93291          1            07/17/03         23
    0436246805                           05           09/01/03          0
    1869700                              O            08/01/33
    0


    8516258          M45/G01             F          143,500.00         ZZ
                                         360        143,286.33          1
                                       7.500          1,003.38        100
                                       7.250          1,003.38
    HUFFMAN          TX   77336          1            06/17/03         23
    0436357826                           03           08/01/03          0
    A0488623                             O            07/01/33
    0
1




    8516294          642/G01             F          102,571.00         ZZ
                                         360        102,486.92          1
                                       7.000            682.41        107
                                       6.750            682.41
    EAST PETERSBURG  PA   17520          1            07/18/03         23
    0436248140                           07           09/01/03          0
    07214003                             O            08/01/33
    0


    8516366          Q64/G01             F          155,400.00         T
                                         360        155,266.20          1
                                       6.750          1,007.93        106
                                       6.500          1,007.93
    DELTONA          FL   32725          1            07/16/03         23
    0436320790                           05           09/01/03          0
    2109101224                           O            08/01/33
    0


    8516428          W82/G01             F           94,760.00         ZZ
                                         360         94,699.58          1
                                       8.250            711.90        103
                                       8.000            711.90
    PENSACOLA        FL   32514          5            07/16/03         23
    0436256317                           05           09/01/03          0
    910004266                            O            08/01/33
    0


    8516484          X31/G01             F           94,130.00         ZZ
                                         360         94,052.84          1
                                       7.000            626.25        105
                                       6.750            626.25
    PAHRUMP          NV   89060          1            07/17/03         23
    0436267058                           05           09/01/03          0
    71000474                             O            08/01/33
    0


    8516534          F96/G01             F          251,000.00         ZZ
                                         360        250,794.26          2
                                       7.000          1,669.91         95
                                       6.750          1,669.91
    BROOKLYN         NY   11208          1            07/25/03         23
    0436253314                           05           09/01/03          0
    508500351                            O            08/01/33
    0
1




    8516664          A06/G01             F          164,500.00         ZZ
                                         360        164,397.75          1
                                       8.375          1,250.32        103
                                       8.125          1,250.32
    WARREN           MI   48092          1            07/24/03         23
    0436249387                           05           09/01/03          0
    035000010302040                      O            08/01/33
    0


    8516762          808/G01             F          210,000.00         ZZ
                                         360        209,810.15          1
                                       6.500          1,327.35         99
                                       6.250          1,327.35
    BAKERSFIELD      CA   93306          1            07/14/03         23
    0436250641                           05           09/01/03          0
    8125257                              O            08/01/33
    0


    8516786          U45/G01             F          187,250.00         ZZ
                                         360        187,114.48          1
                                       7.625          1,325.34        107
                                       7.375          1,325.34
    NORTH RIDGEVILL  OH   44039          5            07/24/03         23
    0436255319                           05           09/01/03          0
    07200330                             O            08/01/33
    0


    8516882          N67/G01             F          131,750.00         ZZ
                                         360        131,629.57          1
                                       6.500            832.75        100
                                       6.250            832.75
    YAKIMA           WA   98908          1            07/18/03         23
    0436271753                           05           09/01/03          0
    1161HARRISBRO                        O            08/01/33
    0


    8516950          X83/G01             F           78,608.00         ZZ
                                         360         78,489.81          1
                                       7.490            549.10        103
                                       7.240            549.10
    NEW ATHENS       IL   62264          1            07/30/03         23
    0436247696                           05           08/30/03          0
    8206264                              O            07/30/33
    0
1




    8516958          Q64/G01             F           97,000.00         ZZ
                                         360         96,928.01          1
                                       7.500            678.24        105
                                       7.250            678.24
    ASHFORD          CT   06278          1            07/18/03         23
    0436270607                           05           09/01/03          0
    0107988206                           O            08/01/33
    0


    8517156          Q64/G01             F          123,750.00         ZZ
                                         360        123,655.84          1
                                       7.375            854.71         99
                                       7.125            854.71
    CLERMOUNT        FL   34711          5            07/21/03         23
    0436270565                           05           09/01/03          0
    2109101314                           O            08/01/33
    0


    8517204          G34/G01             F          139,550.00         ZZ
                                         360        139,446.44          1
                                       7.500            975.75         99
                                       7.250            975.75
    HENDERSON        NV   89015          5            07/18/03         23
    0436253033                           05           09/01/03          0
    77308175                             O            08/01/33
    0


    8517306          G34/G01             F          149,100.00         ZZ
                                         360        148,977.78          1
                                       7.000            991.97         95
                                       6.750            991.97
    HENDERSON        NV   89052          1            07/18/03         23
    0436269120                           03           09/01/03          0
    77308208                             N            08/01/33
    0


    8517464          313/G01             F          116,905.00         ZZ
                                         360        116,816.34          1
                                       7.750            837.53        103
                                       7.500            837.53
    COLUMBIA         TN   38401          5            07/11/03         23
    0436248611                           05           09/01/03          0
    0009549528                           O            08/01/33
    0
1




    8517626          U05/G01             F          148,950.00         ZZ
                                         360        148,818.59          1
                                       6.625            953.74        100
                                       6.375            953.74
    GRESHAM          OR   97030          1            07/14/03         23
    0436427181                           05           09/01/03          0
    3390749                              O            08/01/33
    0


    8517698          U05/G01             F          128,250.00         ZZ
                                         360        128,023.07          1
                                       6.625            821.20         95
                                       6.375            821.20
    PEARLAND         TX   77584          1            06/26/03         23
    0436263966                           05           08/01/03          0
    3379809                              N            07/01/33
    0


    8517772          Q78/G01             F          100,940.00         ZZ
                                         360        100,877.26          1
                                       8.375            767.22        103
                                       8.125            767.22
    LAWRENCE         KS   66044          5            07/28/03         23
    0436266357                           05           09/01/03          0
    732819                               O            08/01/33
    0


    8517778          U05/G01             F          141,000.00         ZZ
                                         360        140,718.56          1
                                       6.000            845.37        102
                                       5.750            845.37
    TUCSON           AZ   85743          2            06/23/03         23
    0436264840                           03           08/01/03          0
    3372984                              O            07/01/33
    0


    8517972          Q78/G01             F           65,000.00         ZZ
                                         360         64,956.29          1
                                       7.990            476.50        100
                                       7.740            476.50
    DETROIT          MI   48205          1            07/11/03         23
    0436266282                           05           09/01/03          0
    731134                               O            08/01/33
    0
1




    8517982          K15/G01             F          113,800.00         ZZ
                                         360        113,704.40          1
                                       6.875            747.58        106
                                       6.625            747.58
    ROCHESTER        NY   14626          2            07/10/03         23
    0436251862                           05           09/01/03          0
    027205518261                         O            08/01/33
    0


    8517992          Q78/G01             F          139,000.00         ZZ
                                         360        138,906.73          1
                                       8.000          1,019.94        103
                                       7.750          1,019.94
    HENDERSONVILLE   TN   37075          2            07/17/03         23
    0436265268                           05           09/01/03          0
    731725                               O            08/01/33
    0


    8518034          964/G01             F           84,300.00         ZZ
                                         360         84,225.63          1
                                       6.625            539.78        106
                                       6.375            539.78
    SNOWFLAKE        AZ   85937          1            07/18/03         23
    0436257364                           05           09/01/03          0
    451482                               O            08/01/33
    0


    8518730          U45/G01             F          167,890.00         ZZ
                                         360        167,774.46          1
                                       7.875          1,217.32        103
                                       7.625          1,217.32
    LAS VEGAS        NV   89129          5            07/25/03         23
    0436265375                           03           09/01/03          0
    00204115                             O            08/01/33
    0


    8518896          Y19/G01             F           78,150.00         ZZ
                                         360         78,094.84          1
                                       7.750            559.88        103
                                       7.500            559.88
    NEWPORT NEWS     VA   23602          1            07/24/03         23
    0436361521                           01           09/01/03          0
    104108                               O            08/01/33
    0
1




    8518932          642/G01             F          196,000.00         T
                                         360        195,809.50          1
                                       6.125          1,190.92        101
                                       5.875          1,190.92
    HENDERSON        NV   89052          1            07/11/03         23
    0436259709                           03           09/01/03          0
    051519                               O            08/01/33
    0


    8518998          W40/G01             F          106,605.00         ZZ
                                         360        106,535.26          1
                                       8.125            791.54        103
                                       7.875            791.54
    MELVINDALE       MI   48122          1            07/18/03         23
    0436265151                           05           09/01/03          0
    100191304                            O            08/01/33
    0


    8519186          T23/G01             F           71,690.00         ZZ
                                         360         71,629.77          1
                                       6.875            470.95        107
                                       6.625            470.95
    PITTSBURGH       PA   15226          1            07/16/03         23
    0436250112                           05           09/01/03          0
    6598                                 O            08/01/33
    0


    8519242          R80/G01             F          156,150.00         ZZ
                                         360        156,005.38          1
                                       6.375            974.17        103
                                       6.125            974.17
    GILBERT          AZ   85296          1            07/25/03         23
    0436249726                           03           09/01/03          0
    31716                                O            08/01/33
    0


    8519282          J95/G01             F          195,000.00         ZZ
                                         360        194,823.71          2
                                       6.500          1,232.54        100
                                       6.250          1,232.54
    TWIN FALLS       ID   83301          1            07/15/03         23
    0436257299                           05           09/01/03          0
    0044033892                           O            08/01/33
    0
1




    8519510          W39/G01             F           96,305.00         ZZ
                                         360         96,240.38          1
                                       8.000            706.65        103
                                       7.750            706.65
    FORT WALTON BEA  FL   32547          5            07/23/03         23
    0436251433                           05           09/01/03          0
    LA034161                             O            08/01/33
    0


    8519524          U85/G01             F           60,770.00         ZZ
                                         360         60,729.22          1
                                       8.000            445.91        103
                                       7.750            445.91
    MILWAUKEE        WI   53223          1            07/30/03         23
    0436266555                           01           09/01/03          0
    DWILBON                              O            08/01/33
    0


    8519802          W45/G01             F          200,800.00         ZZ
                                         360        200,643.36          1
                                       7.250          1,369.81        103
                                       7.000          1,369.81
    MARYSVILLE       WA   98271          5            07/25/03         23
    0436350508                           05           09/01/03          0
    03053020625                          O            08/01/33
    0


    8520014          U05/G01             F          216,450.00         ZZ
                                         360        216,249.52          1
                                       6.375          1,350.37        106
                                       6.125          1,350.37
    FREDERICK        MD   21701          1            07/18/03         23
    0436262745                           09           09/01/03          0
    3382795                              O            08/01/33
    0


    8520198          K15/G01             F          175,700.00         ZZ
                                         360        175,562.94          1
                                       7.250          1,198.58        107
                                       7.000          1,198.58
    NAUGATUCK        CT   06770          5            07/25/03         23
    0436266027                           05           09/01/03          0
    037405511576                         O            08/01/33
    0
1




    8520332          K15/G01             F          133,900.00         ZZ
                                         360        133,812.41          1
                                       8.125            994.20        103
                                       7.875            994.20
    LAS VEGAS        NV   89156          5            07/09/03         23
    0436262398                           03           09/01/03          0
    022005518523                         O            08/01/33
    0


    8520480          H76/G01             F          119,480.00         ZZ
                                         360        119,393.52          1
                                       7.625            845.68        103
                                       7.375            845.68
    MERIDEN          CT   06450          5            07/21/03         23
    0436263321                           05           09/01/03          0
    2003499414                           O            08/01/33
    0


    8520672          B28/G01             F           59,400.00         ZZ
                                         360         59,238.96          1
                                       8.000            435.86        100
                                       7.750            435.86
    GRAND ISLAND     NE   68803          1            04/25/03         23
    0436253702                           05           06/01/03          0
    16600366                             O            05/01/33
    0


    8521728          W50/G01             F          178,200.00         ZZ
                                         180        177,927.98          1
                                       7.375          1,230.78         95
                                       7.125          1,230.78
    SAVAGE           MN   55378          1            06/30/03         23
    0436430417                           09           08/01/03          0
    00030899                             N            07/01/18
    0


    8521848          E22/G01             F          264,195.00         ZZ
                                         360        262,966.32          1
                                       6.500          1,669.89        103
                                       6.250          1,669.89
    BATON ROUGE      LA   70810          1            07/31/03         23
    0415406867                           05           09/01/03          0
    0415406867                           O            08/01/33
    0
1




    8521864          E22/G01             F          136,000.00         ZZ
                                         360        135,870.95          1
                                       6.250            837.38        105
                                       6.000            837.38
    CHELSEA          MA   02150          1            07/31/03         23
    0417419330                           01           09/01/03          0
    0417419330                           O            08/01/33
    0


    8521872          E22/G01             F          244,100.00         ZZ
                                         360        243,889.83          1
                                       6.750          1,583.23        103
                                       6.500          1,583.23
    FRESNO           CA   93722          1            07/18/03         23
    0417433372                           05           09/01/03          0
    0417433372                           O            08/01/33
    0


    8521892          E22/G01             F           49,400.00         ZZ
                                         360         49,363.34          1
                                       7.500            345.41         95
                                       7.250            345.41
    BIRMINGHAM       AL   35215          1            07/31/03         23
    0417462470                           05           09/01/03          0
    0417462470                           N            08/01/33
    0


    8521896          E22/G01             F          129,728.00         ZZ
                                         360        129,631.72          1
                                       7.500            907.08        103
                                       7.250            907.08
    CITRUS HEIGHTS   CA   95621          1            07/28/03         23
    0418011698                           01           09/01/03          0
    0418011698                           O            08/01/33
    0


    8521898          G27/G01             F          211,150.00         ZZ
                                         360        210,981.14          1
                                       7.125          1,422.56        103
                                       6.875          1,422.56
    BAKERSFIELD      CA   93312          5            07/03/03         23
    0436261440                           05           09/01/03          0
    10103012                             O            08/01/33
    0
1




    8521906          E22/G01             F          132,000.00         ZZ
                                         360        131,880.67          1
                                       6.500            834.33        100
                                       6.250            834.33
    DENVER           CO   80212          1            07/31/03         23
    0418015418                           07           09/01/03          0
    0418015418                           O            08/01/33
    0


    8521918          Y43/G01             F          119,750.00         ZZ
                                         360        119,646.89          1
                                       6.750            776.70        103
                                       6.500            776.70
    RICHMOND         VA   23233          1            07/25/03         23
    0436292361                           09           09/01/03          0
    2501000473                           O            08/01/33
    0


    8521964          U19/G01             F          148,400.00         ZZ
                                         360        148,262.56          1
                                       6.375            925.82         98
                                       6.125            925.82
    GILBERT          AZ   85296          5            07/21/03         00
    0436288831                           03           09/01/03          0
    11001405                             O            08/01/33
    0


    8521970          E22/G01             F          170,500.00         T
                                         360        170,360.24          1
                                       7.000          1,134.34        106
                                       6.750          1,134.34
    REDMOND          OR   97756          1            07/28/03         23
    0418084877                           05           09/01/03          0
    0418084877                           O            08/01/33
    0


    8521976          W17/G01             F          133,650.00         ZZ
                                         360        133,569.04          1
                                       8.500          1,027.65         99
                                       8.250          1,027.65
    MIAMI            FL   33184          5            07/25/03         23
    0436255145                           01           09/01/03          0
    030740                               O            08/01/33
    0
1




    8522006          E22/G01             F           80,000.00         ZZ
                                         360         79,937.59          1
                                       7.250            545.74         95
                                       7.000            545.74
    MANSFIELD        TX   76063          1            07/31/03         23
    0418095691                           05           09/01/03          0
    0418095691                           N            08/01/33
    0


    8522012          E22/G01             F          140,250.00         ZZ
                                         360        140,148.49          1
                                       7.625            992.68         99
                                       7.375            992.68
    MADISON          AL   35758          1            07/31/03         23
    0418099537                           05           09/01/03          0
    0418099537                           O            08/01/33
    0


    8522026          J40/G01             F           56,650.00         ZZ
                                         180         56,467.36          1
                                       6.750            501.30        103
                                       6.500            501.30
    IRVINGTON        KY   40146          1            07/29/03         23
    0436260400                           05           09/01/03          0
    1133580                              O            08/01/18
    0


    8522046          E22/G01             F          399,000.00         ZZ
                                         360        398,639.30          1
                                       6.500          2,521.95        100
                                       6.250          2,521.95
    LONG BEACH       CA   90807          1            07/30/03         23
    0418177325                           05           09/01/03          0
    0418177325                           O            08/01/33
    0


    8522052          E22/G01             F          290,000.00         ZZ
                                         360        289,790.11          1
                                       7.625          2,052.60        102
                                       7.375          2,052.60
    PORTSMOUTH       VA   23701          2            07/25/03         23
    0417575842                           05           09/01/03          0
    0417575842                           O            08/01/33
    0
1




    8522068          E22/G01             F          470,000.00         ZZ
                                         360        469,554.05          1
                                       6.250          2,893.87        107
                                       6.000          2,893.87
    PENRYN           CA   95663          1            07/17/03         23
    0417595048                           05           09/01/03          0
    0417595048                           O            08/01/33
    0


    8522098          Y43/G01             F          185,500.00         ZZ
                                         360        185,336.33          1
                                       6.625          1,187.78        104
                                       6.375          1,187.78
    NORFOLK          VA   23508          1            07/25/03         23
    0436257869                           05           09/01/03          0
    2008000441                           O            08/01/33
    0


    8522114          E22/G01             F          122,729.00         ZZ
                                         360        122,612.55          1
                                       6.250            755.66        107
                                       6.000            755.66
    BRANDON          FL   33510          1            07/30/03         23
    0417992609                           03           09/01/03          0
    0417992609                           O            08/01/33
    0


    8522118          E22/G01             F           92,597.00         ZZ
                                         360         92,528.28          1
                                       7.500            647.45        103
                                       7.250            647.45
    BEDFORD          TX   76022          1            07/31/03         23
    0417998176                           05           09/01/03          0
    0417998176                           O            08/01/33
    0


    8522128          Y50/G01             F          169,100.00         ZZ
                                         360        168,964.77          1
                                       7.125          1,139.26         95
                                       6.875          1,139.26
    SURPRISE         AZ   85379          1            07/14/03         23
    0436332555                           03           09/01/03          0
    22032903                             N            08/01/33
    0
1




    8522138          E22/G01             F          189,700.00         ZZ
                                         360        189,528.51          1
                                       6.500          1,199.03        100
                                       6.250          1,199.03
    SOUTHAVEN        MS   38672          1            07/31/03         23
    0418008421                           05           09/01/03          0
    0418008421                           O            08/01/33
    0


    8522306          E22/G01             F          152,475.00         ZZ
                                         360        152,337.16          1
                                       6.500            963.75        107
                                       6.250            963.75
    SURPRISE         AZ   85374          2            07/24/03         23
    0417684016                           03           09/01/03          0
    0417684016                           O            08/01/33
    0


    8522312          E22/G01             F          306,020.00         ZZ
                                         360        305,736.56          1
                                       6.375          1,909.17        107
                                       6.125          1,909.17
    ANTELOPE         CA   95843          2            07/23/03         23
    0417684446                           05           09/01/03          0
    0417684446                           O            08/01/33
    0


    8522316          E22/G01             F          272,743.00         ZZ
                                         360        272,254.74          1
                                       6.375          1,701.56        107
                                       6.125          1,701.56
    WHITMAN          MA   02382          1            07/31/03         23
    0417687001                           05           09/01/03          0
    0417687001                           O            08/01/33
    0


    8522318          E22/G01             F          117,875.00         ZZ
                                         360        117,773.51          1
                                       6.750            764.54        104
                                       6.500            764.54
    GARLAND          TX   75041          1            07/31/03         23
    0417687373                           05           09/01/03          0
    0417687373                           O            08/01/33
    0
1




    8522320          E22/G01             F          210,000.00         ZZ
                                         360        209,836.18          1
                                       7.250          1,432.57        103
                                       7.000          1,432.57
    GOLD CANYON      AZ   85218          2            07/23/03         23
    0417687423                           03           09/01/03          0
    0417687423                           O            08/01/33
    0


    8522348          Y10/G01             F          164,000.00         ZZ
                                         360        163,865.31          1
                                       6.990          1,089.99        103
                                       6.740          1,089.99
    ENFIELD          CT   06082          2            07/25/03         23
    0436268957                           05           09/01/03          0
    1862879                              O            08/01/33
    0


    8522362          W58/G01             F          360,000.00         ZZ
                                         360        359,682.38          1
                                       6.625          2,305.12        103
                                       6.375          2,305.12
    ANAHEIM          CA   92804          1            07/23/03         23
    0436253603                           05           09/01/03          0
    86278                                O            08/01/33
    0


    8522512          E22/G01             F          113,300.00         ZZ
                                         360        113,223.97          1
                                       8.000            831.36        103
                                       7.750            831.36
    DELTONA          FL   32738          1            07/31/03         23
    0417557683                           05           09/01/03          0
    0417557683                           O            08/01/33
    0


    8522522          E22/G01             F          161,570.00         ZZ
                                         360        161,443.96          1
                                       7.250          1,102.19        107
                                       7.000          1,102.19
    MURFREESBORO     TN   37128          5            07/25/03         23
    0417568227                           05           09/01/03          0
    0417568227                           O            08/01/33
    0
1




    8522534          M45/G01             F          171,700.00         ZZ
                                         360        171,450.65          1
                                       7.625          1,215.29        103
                                       7.375          1,215.29
    ROUND LAKE BEAC  IL   60073          1            06/25/03         23
    0436293609                           05           08/01/03          0
    A0475524                             O            07/01/33
    0


    8522558          E22/G01             F           39,425.00         ZZ
                                         360         39,389.36          1
                                       6.500            249.19         95
                                       6.250            249.19
    MILTON           FL   32583          1            07/31/03         23
    0417649829                           05           09/01/03          0
    0417649829                           N            08/01/33
    0


    8522588          E22/G01             F          127,400.00         T
                                         360        127,287.59          1
                                       6.625            815.76        107
                                       6.375            815.76
    WASHINGTON       UT   84780          1            07/18/03         23
    0417655933                           09           09/01/03          0
    0417655933                           O            08/01/33
    0


    8522598          E22/G01             F          130,810.00         ZZ
                                         360        130,566.16          1
                                       8.125            971.26        103
                                       7.875            971.26
    JUPITER          FL   33458          1            07/31/03         23
    0417662129                           09           09/01/03          0
    0417662129                           O            08/01/33
    0


    8522640          E22/G01             F          180,400.00         ZZ
                                         360        180,232.92          1
                                       6.375          1,125.46        104
                                       6.125          1,125.46
    PENSACOLA        FL   32514          1            07/31/03         23
    0417712007                           03           09/01/03          0
    0417712007                           O            08/01/33
    0
1




    8522650          E22/G01             F          167,500.00         ZZ
                                         360        167,348.58          1
                                       6.500          1,058.71        100
                                       6.250          1,058.71
    WOODHAVEN        MI   48183          1            07/31/03         23
    0417715109                           05           09/01/03          0
    0417715109                           O            08/01/33
    0


    8522670          E22/G01             F          145,000.00         ZZ
                                         360        144,868.92          1
                                       6.500            916.50        100
                                       6.250            916.50
    O'FALLON         MO   63366          1            07/31/03         23
    0417729035                           03           09/01/03          0
    0417729035                           O            08/01/33
    0


    8522690          X21/G01             F          224,650.00         ZZ
                                         360        224,431.65          1
                                       6.125          1,365.00        107
                                       5.875          1,365.00
    BOWIE            MD   20715          1            07/25/03         23
    0436265417                           05           09/01/03          0
    709015                               O            08/01/33
    0


    8522712          M24/G01             F          347,854.00         ZZ
                                         360        347,547.09          1
                                       6.625          2,227.35        104
                                       6.375          2,227.35
    ORANGE           CA   92867          1            07/25/03         23
    0436315741                           05           09/01/03          0
    288216128                            O            08/01/33
    0


    8522720          E22/G01             F          132,500.00         ZZ
                                         360        132,383.10          1
                                       6.625            848.41        107
                                       6.375            848.41
    HOUSTON          TX   77083          1            07/31/03         23
    0417745346                           03           09/01/03          0
    0417745346                           O            08/01/33
    0
1




    8522724          A06/G01             F           87,550.00         ZZ
                                         360         87,496.96          1
                                       8.500            673.19        103
                                       8.250            673.19
    NEG TOWNSHIP     MI   49866          1            07/28/03         23
    0436262315                           05           09/01/03          0
    1                                    O            08/01/33
    0


    8522828          E22/G01             F          176,000.00         ZZ
                                         360        175,862.70          1
                                       7.250          1,200.63        100
                                       7.000          1,200.63
    ELKTON           MD   21921          1            07/31/03         23
    0417779808                           05           09/01/03          0
    0417779808                           O            08/01/33
    0


    8522838          U05/G01             F          176,550.00         ZZ
                                         360        176,252.49          1
                                       6.875          1,159.81        107
                                       6.625          1,159.81
    BEAVERTON        OR   97006          5            06/24/03         23
    0436259634                           05           08/01/03          0
    3379829                              O            07/01/33
    0


    8522872          E22/G01             F          154,850.00         ZZ
                                         360        154,706.58          2
                                       6.375            966.06         95
                                       6.125            966.06
    GRESHAM          OR   97080          1            07/15/03         23
    0417792165                           05           09/01/03          0
    0417792165                           N            08/01/33
    0


    8522936          K15/G01             F          152,400.00         ZZ
                                         360        152,189.70          1
                                       7.625          1,078.68         99
                                       7.375          1,078.68
    NEW LONDON       CT   06320          5            07/10/03         23
    0436266241                           05           09/01/03          0
    037605510662                         O            08/01/33
    0
1




    8523026          E22/G01             F           81,000.00         ZZ
                                         360         80,623.54          1
                                       6.250            498.73        106
                                       6.000            498.73
    TOPEKA           KS   66611          1            07/31/03         23
    0417826880                           05           09/01/03          0
    0417826880                           O            08/01/33
    0


    8523066          E22/G01             F          147,500.00         ZZ
                                         360        145,765.56          1
                                       6.625            944.46        106
                                       6.375            944.46
    NORTH LAS VEGAS  NV   89032          2            07/22/03         23
    0417839479                           03           09/01/03          0
    0417839479                           O            08/01/33
    0


    8523074          E22/G01             F          178,636.00         ZZ
                                         360        178,468.52          1
                                       6.375          1,114.46        107
                                       6.125          1,114.46
    PUYALLUP         WA   98373          1            07/22/03         23
    0417842218                           05           09/01/03          0
    0417842218                           O            08/01/33
    0


    8523124          E22/G01             F          527,500.00         ZZ
                                         360        527,011.43          1
                                       6.375          3,290.91        103
                                       6.125          3,290.91
    SAN FRANCISCO    CA   94115          1            07/29/03         23
    0417858669                           01           09/01/03          0
    0417858669                           O            08/01/33
    0


    8523128          U05/G01             F          152,000.00         ZZ
                                         360        151,862.59          1
                                       6.500            960.74        100
                                       6.250            960.74
    CLOVIS           CA   93611          1            07/16/03         23
    0436262448                           05           09/01/03          0
    3383548                              O            08/01/33
    0
1




    8523180          E22/G01             F           96,300.00         ZZ
                                         360         96,215.04          1
                                       6.625            616.62        107
                                       6.375            616.62
    DUNDALK          MD   21222          1            07/31/03         23
    0417872785                           07           09/01/03          0
    0417872785                           O            08/01/33
    0


    8523194          W35/G01             F          213,000.00         ZZ
                                         360        212,830.50          1
                                       7.150          1,438.62        107
                                       6.900          1,438.62
    DENVER           CO   80221          5            07/25/03         23
    0436298517                           05           09/01/03          0
    21917                                O            08/01/33
    0


    8523226          E22/G01             F          141,625.00         ZZ
                                         360        141,500.05          1
                                       6.625            906.84        103
                                       6.375            906.84
    LEVITTOWN        PA   19057          1            07/31/03         23
    0417883675                           05           09/01/03          0
    0417883675                           O            08/01/33
    0


    8523266          E22/G01             F          132,561.00         ZZ
                                         360        132,454.99          1
                                       7.125            893.09         99
                                       6.875            893.09
    ANCHORAGE        AK   99517          1            07/30/03         23
    0417893989                           05           09/01/03          0
    0417893989                           O            08/01/33
    0


    8523306          E22/G01             F          194,700.00         ZZ
                                         360        194,559.09          1
                                       7.625          1,378.07        107
                                       7.375          1,378.07
    CAVE CREEK       AZ   85331          5            07/18/03         23
    0417907532                           03           09/01/03          0
    0417907532                           O            08/01/33
    0
1




    8523308          B43/G01             F           75,050.00         ZZ
                                         360         74,992.89          1
                                       7.375            518.35         95
                                       7.125            518.35
    SEAGOVILLE       TX   75159          1            07/17/03         23
    0436269542                           05           09/01/03          0
    37296                                N            08/01/33
    0


    8523320          W35/G01             F          111,000.00         ZZ
                                         360        110,708.85          1
                                       6.700            716.26        105
                                       6.450            716.26
    PRINCETON        IN   47670          5            06/19/03         23
    0436262711                           05           07/24/03          0
    21183                                O            06/24/33
    0


    8523340          E22/G01             F           81,200.00         ZZ
                                         360         81,128.36          1
                                       6.625            519.93        105
                                       6.375            519.93
    BIRMINGHAM       AL   35235          1            07/31/03         23
    0417918794                           05           09/01/03          0
    0417918794                           O            08/01/33
    0


    8523424          E22/G01             F          138,000.00         ZZ
                                         360        137,886.88          1
                                       7.000            918.12        104
                                       6.750            918.12
    GRAND RAPIDS     MI   49505          1            07/31/03         23
    0417934544                           05           09/01/03          0
    0417934544                           O            08/01/33
    0


    8523436          E22/G01             F          250,000.00         ZZ
                                         360        249,784.75          1
                                       6.750          1,621.50        100
                                       6.500          1,621.50
    EVERETT          WA   98204          1            07/28/03         23
    0417936655                           29           09/01/03          0
    0417936655                           O            08/01/33
    0
1




    8523458          E22/G01             F          119,305.00         ZZ
                                         360        119,132.64          1
                                       6.375            744.31        107
                                       6.125            744.31
    PHILADELPHIA     PA   19128          1            07/31/03         23
    0417939220                           07           09/01/03          0
    0417939220                           O            08/01/33
    0


    8523476          E22/G01             F           57,000.00         ZZ
                                         360         56,955.54          1
                                       7.250            388.84         95
                                       7.000            388.84
    PRATTVILLE       AL   36066          1            07/31/03         23
    0417941655                           05           09/01/03          0
    0417941655                           N            08/01/33
    0


    8523594          W35/G01             F          120,510.00         ZZ
                                         360        120,431.17          1
                                       8.125            894.78        103
                                       7.875            894.78
    INDIANAPOLIS     IN   46228          5            07/23/03         23
    0436283881                           05           09/01/03          0
    22347                                O            08/01/33
    0


    8523648          W35/G01             F          298,420.00         ZZ
                                         360        298,182.54          1
                                       7.150          2,015.55        105
                                       6.900          2,015.55
    BATAVIA          OH   45103          5            07/14/03         23
    0436298798                           05           09/01/03          0
    21826                                O            08/01/33
    0


    8523708          U35/G01             F           59,900.00         ZZ
                                         360         59,850.90          1
                                       7.000            398.52        100
                                       6.750            398.52
    INDIANAPOLIS     IN   46218          1            07/25/03         23
    0436253496                           05           09/01/03          0
    12636760                             O            08/01/33
    0
1




    8523734          U35/G01             F          133,700.00         ZZ
                                         360        133,579.14          1
                                       6.500            845.07        107
                                       6.250            845.07
    VISALIA          CA   93277          1            07/23/03         23
    0436253520                           05           09/01/03          0
    12605739                             O            08/01/33
    0


    8523934          U05/G01             F          338,500.00         ZZ
                                         360        338,208.56          1
                                       6.750          2,195.50        100
                                       6.500          2,195.50
    CANBY            OR   97013          1            07/24/03         23
    0436265490                           03           09/01/03          0
    3392150                              O            08/01/33
    0


    8524256          J95/G01             F          142,600.00         ZZ
                                         360        142,485.97          1
                                       7.125            960.72        100
                                       6.875            960.72
    KANSAS CITY      MO   64131          1            07/21/03         23
    0436277156                           05           09/01/03          0
    0044220002                           O            08/01/33
    0


    8524330          W35/G01             F          254,600.00         ZZ
                                         360        254,374.27          1
                                       6.600          1,626.03        107
                                       6.350          1,626.03
    AURORA           CO   80015          2            07/10/03         23
    0436274278                           05           09/01/03          0
    21246                                O            08/01/33
    0


    8524460          M45/G01             F          164,000.00         ZZ
                                         360        163,755.80          1
                                       7.500          1,146.72        100
                                       7.250          1,146.72
    FLETCHER         NC   28732          1            06/17/03         23
    0436383327                           05           08/01/03          0
    A0460752                             O            07/01/33
    0
1




    8524468          U05/G01             F          120,000.00         ZZ
                                         360        119,891.52          1
                                       6.500            758.48        107
                                       6.250            758.48
    GREENLEAF        ID   83626          2            07/18/03         23
    0436268031                           05           09/01/03          0
    3389225                              O            08/01/33
    0


    8524538          G51/G01             F          179,000.00         ZZ
                                         360        178,867.15          1
                                       7.500          1,251.60        100
                                       7.250          1,251.60
    LOVELAND         CO   80538          1            07/31/03         23
    0436278204                           05           09/01/03          0
    10000242                             O            08/01/33
    0


    8524552          F64/G01             F          172,700.00         ZZ
                                         360        172,540.05          1
                                       6.375          1,077.42        105
                                       6.125          1,077.42
    GARFIELD HEIGHT  OH   44125          2            07/17/03         23
    0436276158                           05           09/01/03          0
    77003520                             O            08/01/33
    0


    8524554          X67/G01             F          120,910.00         ZZ
                                         360        120,634.43          1
                                       7.625            855.79        107
                                       7.375            855.79
    JEFFERSONVILLE   IN   47130          2            06/30/03         23
    0436283931                           05           08/01/03          0
    0287778                              O            07/01/33
    0


    8524626          588/G01             F          215,000.00         ZZ
                                         360        214,796.00          1
                                       6.250          1,323.79        106
                                       6.000          1,323.79
    MANASSAS         VA   20111          1            07/25/03         23
    0436292254                           05           09/01/03          0
    1101076                              O            08/01/33
    0
1




    8524680          U45/G01             F          101,970.00         ZZ
                                         360        101,894.32          1
                                       7.500            712.99         99
                                       7.250            712.99
    INDIANAPOLIS     IN   46260          1            07/29/03         23
    0436266118                           05           09/01/03          0
    21800030                             O            08/01/33
    0


    8524802          U35/G01             F           83,430.00         ZZ
                                         360         83,369.62          1
                                       7.625            590.51        103
                                       7.375            590.51
    MOLINE           IL   61265          2            07/30/03         23
    0436253819                           05           09/01/03          0
    12695425                             O            08/01/33
    0


    8524874          L21/G01             F          176,500.00         ZZ
                                         360        176,398.45          1
                                       8.750          1,388.53        101
                                       8.500          1,388.53
    DISTRICT HEIGHT  MD   20747          5            07/21/03         23
    0436304174                           05           09/01/03          0
    70303129                             O            08/01/33
    0


    8524894          X83/G01             F          158,360.00         ZZ
                                         360        158,360.00          1
                                       7.490          1,106.19        107
                                       7.240          1,106.19
    TOLEDO           OH   43613          5            07/28/03         23
    0436257794                           05           09/01/03          0
    8400868                              O            08/01/33
    0


    8524938          P29/G01             F          116,721.00         ZZ
                                         360        116,634.38          1
                                       7.500            816.13         99
                                       7.250            816.13
    WEST FARGO       ND   58078          1            07/28/03         23
    0436264220                           05           09/01/03          0
    12679095                             O            08/01/33
    0
1




    8525118          624/G01             F          166,358.00         ZZ
                                         360        166,207.61          1
                                       6.500          1,051.50        100
                                       6.250          1,051.50
    LEMOORE          CA   93245          1            07/11/03         23
    0436259444                           05           09/01/03          0
    1000040093                           O            08/01/33
    0


    8525148          T17/G01             F          102,900.00         ZZ
                                         360        102,782.64          1
                                       7.125            693.26        100
                                       6.875            693.26
    DECATUR          GA   30034          1            07/15/03         23
    0436286488                           05           09/01/03          0
    0307020006                           O            08/01/33
    0


    8525174          G34/G01             F          144,500.00         ZZ
                                         360        144,381.56          1
                                       7.000            961.36        100
                                       6.750            961.36
    LAS VEGAS        NV   89107          1            07/24/03         23
    0436283436                           05           09/01/03          0
    77309158                             O            08/01/33
    0


    8525210          P48/G01             F          169,950.00         ZZ
                                         360        169,847.04          1
                                       8.500          1,306.77        103
                                       8.250          1,306.77
    ORANGE PARK      FL   32003          5            07/23/03         23
    0436264519                           03           09/01/03          0
    12616309                             O            08/01/33
    0


    8525218          U35/G01             F          158,650.00         ZZ
                                         360        158,532.26          1
                                       7.500          1,109.30         95
                                       7.250          1,109.30
    FRESNO           CA   93722          1            07/29/03         23
    0436285852                           05           09/01/03          0
    12672417                             O            08/01/33
    0
1




    8525224          U35/G01             F          136,500.00         ZZ
                                         360        136,396.14          1
                                       7.375            942.77        102
                                       7.125            942.77
    GREEN BAY        WI   54304          5            07/28/03         00
    0436274336                           05           09/01/03          0
    12659451                             O            08/01/33
    0


    8525234          U35/G01             F           87,825.00         ZZ
                                         360         87,745.61          1
                                       6.500            555.11        107
                                       6.250            555.11
    ANDERSON         IN   46012          1            07/25/03         23
    0436280366                           05           09/01/03          0
    12655591                             O            08/01/33
    0


    8525246          G51/G01             F           77,000.00         ZZ
                                         360         76,934.22          1
                                       7.500            538.40        107
                                       7.250            538.40
    TAMPA            FL   33604          1            07/29/03         23
    0436260285                           05           09/01/03          0
    25003641                             O            08/01/33
    0


    8525292          B44/G01             F          257,500.00         ZZ
                                         360        257,308.90          1
                                       7.500          1,800.48        103
                                       7.250          1,800.48
    BOISE            ID   83713          2            07/24/03         23
    0436333520                           05           09/01/03          0
    4031409                              O            08/01/33
    0


    8525320          U41/G01             F          142,140.00         ZZ
                                         360        142,058.22          1
                                       8.750          1,118.22        103
                                       8.500          1,118.22
    MEDFORD          WI   54451          1            07/31/03         23
    0436270391                           05           09/01/03          0
    MITCHELL2127                         O            08/01/33
    0
1




    8525328          L33/G01             F           60,990.00         ZZ
                                         360         60,934.86          1
                                       6.500            385.50        107
                                       6.250            385.50
    TULSA            OK   74112          1            07/25/03         23
    0436285639                           05           09/01/03          0
    1                                    O            08/01/33
    0


    8525342          N67/G01             F          181,000.00         ZZ
                                         360        180,865.67          1
                                       7.500          1,265.58        100
                                       7.250          1,265.58
    PHOENIX          AZ   85024          1            07/30/03         23
    0436257745                           03           09/01/03          0
    1760005048                           O            08/01/33
    0


    8525384          L76/G01             F          179,900.00         ZZ
                                         360        179,796.50          1
                                       8.750          1,415.27        100
                                       8.500          1,415.27
    BLAINE           MN   55434          1            07/29/03         23
    0436258974                           05           09/01/03          0
    9507797                              O            08/01/33
    0


    8525414          737/G01             F          240,000.00         T
                                         360        239,788.25          1
                                       6.625          1,536.75        103
                                       6.375          1,536.75
    MESA             AZ   85212          1            07/23/03         23
    0436264949                           05           09/01/03          0
    6023881                              O            08/01/33
    0


    8525418          K15/G01             F          151,900.00         ZZ
                                         360        151,650.26          1
                                       7.000          1,010.59        100
                                       6.750          1,010.59
    SOMERSET         WI   54025          1            06/20/03         23
    0436266720                           05           08/01/03          0
    046400120575                         O            07/01/33
    0
1




    8525462          U35/G01             F          134,700.00         ZZ
                                         360        134,607.30          1
                                       7.875            976.67        100
                                       7.625            976.67
    OSHKOSH          WI   54904          1            07/31/03         23
    0436359020                           05           09/01/03          0
    12730703                             O            08/01/33
    0


    8525470          H76/G01             F          133,750.00         ZZ
                                         360        133,637.63          1
                                       6.875            878.65        107
                                       6.625            878.65
    WATERFORD        MI   48328          5            07/30/03         23
    0436267389                           01           09/01/03          0
    2003499527                           O            08/01/33
    0


    8525474          950/G01             F          173,500.00         ZZ
                                         360        173,350.62          1
                                       6.750          1,125.32        105
                                       6.500          1,125.32
    KENT             WA   98032          1            07/14/03         23
    0436267074                           05           09/01/03          0
    EW35598                              O            08/01/33
    0


    8525556          G34/G01             F          190,000.00         ZZ
                                         360        189,731.80          1
                                       7.750          1,361.18        103
                                       7.500          1,361.18
    LAS VEGAS        NV   89123          1            07/24/03         23
    0436266530                           05           09/01/03          0
    773609032                            O            08/01/33
    0


    8525572          M45/G01             F          235,800.00         ZZ
                                         360        235,372.51          1
                                       6.500          1,490.42        103
                                       6.250          1,490.42
    REDLANDS         CA   92373          1            06/02/03         23
    0436260129                           05           08/01/03          0
    A0471388                             O            07/01/33
    0
1




    8525588          T15/G01             F          153,750.00         ZZ
                                         360        153,486.58          1
                                       6.790          1,001.31        104
                                       6.540          1,001.31
    RUTHER GLEN      VA   22546          1            07/28/03         23
    0436272611                           03           08/28/03          0
    1                                    O            07/28/33
    0


    8525600          588/G01             F          235,400.00         ZZ
                                         360        235,165.66          1
                                       6.000          1,411.34        107
                                       5.750          1,411.34
    HIGHLAND TOWNSH  PA   19330          1            07/25/03         23
    0436318265                           05           09/01/03          0
    1098866                              O            08/01/33
    0


    8525660          588/G01             F          154,850.00         ZZ
                                         360        154,719.91          1
                                       6.875          1,017.25        105
                                       6.625          1,017.25
    LAUREL           MD   20707          1            07/23/03         23
    0436265839                           01           09/01/03          0
    1100607                              O            08/01/33
    0


    8525674          588/G01             F          180,300.00         ZZ
                                         360        180,140.93          1
                                       6.625          1,154.48        107
                                       6.375          1,154.48
    RIDLEY TOWNSHIP  PA   19078          1            07/22/03         23
    0436265979                           05           09/01/03          0
    1100187                              O            08/01/33
    0


    8525684          588/G01             F          280,800.00         ZZ
                                         360        280,564.09          1
                                       6.875          1,844.66        104
                                       6.625          1,844.66
    HERNDON          VA   20170          1            07/24/03         23
    0436266696                           02           09/01/03          0
    1101726                              O            08/01/33
    0
1




    8525694          588/G01             F           95,000.00         ZZ
                                         360         94,927.71          2
                                       7.375            656.14         95
                                       7.125            656.14
    PHILADELPHIA CI  PA   19111          1            07/25/03         23
    0436292320                           05           09/01/03          0
    1101768                              O            08/01/33
    0


    8525696          U41/G01             F          116,287.00         ZZ
                                         360        116,212.84          1
                                       8.250            873.63        103
                                       8.000            873.63
    GREEN BAY        WI   54303          1            07/31/03         23
    0436270326                           05           09/01/03          0
    JUNIO0355                            O            08/01/33
    0


    8525734          U41/G01             F          152,000.00         ZZ
                                         180        151,887.19          1
                                       7.500          1,062.81        100
                                       7.250          1,062.81
    WEST ALLIS       WI   53227          1            07/31/03         23
    0436270433                           05           09/01/03          0
    ZURSTADT8503                         O            08/01/18
    0


    8525782          M45/G01             F           93,500.00         ZZ
                                         360         93,417.50          1
                                       6.625            598.70        100
                                       6.375            598.70
    SALEM            OH   44460          1            07/09/03         23
    0436280713                           05           09/01/03          0
    A0498446                             O            08/01/33
    0


    8526046          G52/G01             F          155,000.00         ZZ
                                         360        154,863.25          1
                                       6.625            992.48         97
                                       6.375            992.48
    GILBERT          AZ   85233          2            07/23/03         23
    0436301675                           05           09/01/03          0
    9815007642                           O            08/01/33
    0
1




    8526332          Y10/G01             F          198,000.00         ZZ
                                         360        197,853.06          1
                                       7.500          1,384.44        100
                                       7.250          1,384.44
    PARAMOUNT        CA   90723          1            07/25/03         23
    0436268726                           01           09/01/03          0
    1875764                              O            08/01/33
    0


    8526376          Y10/G01             F          132,680.00         ZZ
                                         360        132,573.90          1
                                       7.125            893.89        107
                                       6.875            893.89
    PORTAGE          MI   49024          2            07/24/03         23
    0436268767                           05           09/01/03          0
    1872431                              O            08/01/33
    0


    8526494          W94/G01             F          267,800.00         ZZ
                                         360        267,557.90          1
                                       6.500          1,692.68        103
                                       6.250          1,692.68
    ROSEVILLE        CA   95678          1            07/18/03         23
    0436298285                           05           09/01/03          0
    12221797                             O            08/01/33
    0


    8526506          W94/G01             F          201,880.00         ZZ
                                         360        201,726.39          1
                                       7.375          1,394.33        103
                                       7.125          1,394.33
    SACRAMENTO       CA   95842          1            07/28/03         23
    0436366561                           05           09/01/03          0
    8281098                              O            08/01/33
    0


    8526772          R49/G01             F          126,250.00         ZZ
                                         360        126,145.49          1
                                       6.950            835.71        107
                                       6.700            835.71
    ANNAPOLIS        MD   21401          5            07/18/03         23
    0436272033                           09           09/01/03          0
    SD03060022                           O            08/01/33
    0
1




    8526774          H49/G01             F          150,380.00         ZZ
                                         360        150,247.32          1
                                       6.625            962.90        103
                                       6.375            962.90
    APACHE JUNCTION  AZ   85220          1            07/18/03         23
    0436271878                           05           09/01/03          0
    51724473                             O            08/01/33
    0


    8526858          588/G01             F          183,400.00         ZZ
                                         360        183,105.81          1
                                       7.125          1,235.60        106
                                       6.875          1,235.60
    CHELTENHAM TOWN  PA   19012          1            06/30/03         23
    0436341135                           07           08/01/03          0
    00010963469                          O            07/01/33
    0


    8526864          H49/G01             F          286,000.00         ZZ
                                         360        285,808.10          1
                                       8.000          2,098.57        103
                                       7.750          2,098.57
    WAUKEGAN         IL   60087          1            07/28/03         23
    0436272207                           05           09/01/03          0
    38145894                             O            08/01/33
    0


    8526892          588/G01             F          299,000.00         ZZ
                                         360        298,729.70          1
                                       6.500          1,889.88        100
                                       6.250          1,889.88
    ELMWOOD PARK BO  NJ   07407          1            07/24/03         23
    0436277255                           05           09/01/03          0
    00011003349                          O            08/01/33
    0


    8526894          L20/G01             F          152,500.00         ZZ
                                         360        152,351.78          1
                                       6.125            926.61        101
                                       5.875            926.61
    MESA             AZ   85208          2            07/24/03         23
    0436293427                           05           09/01/03          0
    1151121630                           O            08/01/33
    0
1




    8526902          588/G01             F          417,800.00         ZZ
                                         360        417,343.27          1
                                       6.000          2,504.92        105
                                       5.750          2,504.92
    PURCELLVILLE     VA   20132          1            07/24/03         23
    0436292411                           05           09/01/03          0
    00010998366                          O            08/01/33
    0


    8526916          H76/G01             F          168,920.00         ZZ
                                         360        168,803.75          1
                                       7.875          1,224.79        103
                                       7.625          1,224.79
    MIDDLETOWN       CT   06457          5            07/31/03         23
    0436273742                           05           09/01/03          0
    2003500222                           O            08/01/33
    0


    8526918          588/G01             F          175,200.00         ZZ
                                         360        175,025.59          1
                                       6.000          1,050.41        100
                                       5.750          1,050.41
    CHESTER GAP      VA   22623          1            07/28/03         23
    0436266753                           05           09/01/03          0
    00011003588                          O            08/01/33
    0


    8526924          R49/G01             F          159,500.00         ZZ
                                         360        159,160.09          1
                                       7.750          1,142.68        105
                                       7.500          1,142.68
    ORANGE PARK      FL   32003          5            05/24/03         23
    0436349476                           05           07/01/03          0
    SD03040047                           O            06/01/33
    0


    8526926          R49/G01             F          164,500.00         ZZ
                                         360        164,389.40          1
                                       7.990          1,205.90        103
                                       7.740          1,205.90
    JOPLIN           MO   64801          5            07/25/03         23
    0436272074                           05           09/01/03          0
    W03050071                            O            08/01/33
    0
1




    8526932          588/G01             F          101,650.00         ZZ
                                         360        101,456.59          1
                                       6.250            625.88        107
                                       6.000            625.88
    CHELTENHAM TOWN  PA   19027          1            06/30/03         23
    0436266480                           05           08/01/03          0
    00010989217                          O            07/01/33
    0


    8526966          H76/G01             F          188,400.00         ZZ
                                         360        188,282.90          1
                                       8.375          1,431.98        103
                                       8.125          1,431.98
    FORT WASHINGTON  MD   20744          5            07/29/03         23
    0436273759                           05           09/01/03          0
    2003501894                           O            08/01/33
    0


    8526974          K60/G01             F          200,000.00         ZZ
                                         360        199,823.55          1
                                       6.625          1,280.62        100
                                       6.375          1,280.62
    BUSHKILL         PA   18324          5            07/24/03         23
    0436304265                           05           09/01/03          0
    79955                                O            08/01/33
    0


    8527052          E60/G01             F           86,000.00         ZZ
                                         360         85,934.56          1
                                       7.375            593.98        100
                                       7.125            593.98
    BAKERSFIELD      CA   93309          1            07/01/03         23
    0436271951                           05           09/01/03          0
    BK01240404                           O            08/01/33
    0


    8527072          H76/G01             F          124,500.00         ZZ
                                         360        124,407.60          1
                                       7.500            870.53         99
                                       7.250            870.53
    CHESAPEAKE       VA   23323          5            07/29/03         00
    0436290175                           05           09/01/03          0
    2003501738                           O            08/01/33
    0
1




    8527082          H76/G01             F          115,500.00         ZZ
                                         180        115,131.62          1
                                       6.875          1,030.10        106
                                       6.625          1,030.10
    SCHENECTADY      NY   12306          5            08/01/03         00
    0436285530                           05           09/01/03          0
    2003499988                           O            08/01/18
    0


    8527084          588/G01             F          221,000.00         ZZ
                                         360        220,779.99          1
                                       6.000          1,325.01        103
                                       5.750          1,325.01
    HAMILTON TOWNSH  NJ   08620          1            07/24/03         23
    0436284392                           05           09/01/03          0
    00011019634                          O            08/01/33
    0


    8527130          H76/G01             F          192,600.00         ZZ
                                         360        192,449.75          1
                                       7.250          1,313.88        107
                                       7.000          1,313.88
    JACKSON          MI   49201          5            07/30/03         23
    0436291777                           05           09/01/03          0
    2003497990                           O            08/01/33
    0


    8527132          588/G01             F          177,450.00         ZZ
                                         360        177,281.63          1
                                       6.250          1,092.59        105
                                       6.000          1,092.59
    BOWIE            MD   20716          1            07/21/03         23
    0436277206                           09           09/01/03          0
    00011003364                          O            08/01/33
    0


    8527140          W77/G01             F          142,252.00         ZZ
                                         360        142,146.43          1
                                       7.500            994.65        100
                                       7.250            994.65
    HOUSTON          TX   77073          1            07/25/03         23
    0436269278                           03           09/01/03          0
    W0307028                             O            08/01/33
    0
1




    8527150          588/G01             F          182,300.00         ZZ
                                         180        182,083.97          1
                                       8.625          1,417.91        103
                                       8.375          1,417.91
    HYATTSVILLE      MD   20783          1            06/26/03         23
    0436277040                           05           08/01/03          0
    00010999828                          O            07/01/18
    0


    8527152          Q64/G01             F          167,950.00         ZZ
                                         360        167,805.39          1
                                       6.750          1,089.33        107
                                       6.500          1,089.33
    LITITZ           PA   17543          5            07/23/03         23
    0436321004                           05           09/01/03          0
    0107621203                           O            08/01/33
    0


    8527154          B57/G01             F          189,000.00         ZZ
                                         360        188,657.35          1
                                       6.500          1,194.61        100
                                       6.250          1,194.61
    HATTIESBURG      MS   39402          1            07/01/03         23
    0436418875                           05           08/01/03          0
    21001740                             O            07/01/33
    0


    8527170          K15/G01             F          102,000.00         ZZ
                                         360        101,898.46          1
                                       6.000            611.54        100
                                       5.750            611.54
    PIQUA            OH   45356          1            07/15/03         23
    0436272280                           05           09/01/03          0
    027805509815                         O            08/01/33
    0


    8527186          K15/G01             F          156,800.00         ZZ
                                         360        156,677.68          1
                                       7.250          1,069.65        102
                                       7.000          1,069.65
    SANBORNVILLE     NH   03872          5            07/10/03         23
    0436272462                           05           09/01/03          0
    033105518535                         O            08/01/33
    0
1




    8527214          P27/G01             F           70,500.00         ZZ
                                         360         70,443.28          1
                                       7.375            486.93        107
                                       7.125            486.93
    ELIZABETHTOWN    KY   42701          5            07/23/03         23
    0436276794                           05           09/01/03          0
    2105107692                           O            08/01/33
    0


    8527222          E22/G01             F          152,000.00         ZZ
                                         360        151,614.71          1
                                       6.875            998.53        104
                                       6.625            998.53
    TOLEDO           OH   43612          1            06/06/03         23
    0417035763                           05           07/01/03          0
    0417035763                           O            06/01/33
    0


    8527230          E22/G01             F          105,900.00         ZZ
                                         360        105,815.31          1
                                       7.125            713.47        106
                                       6.875            713.47
    MEMPHIS          TN   38125          1            08/01/03         23
    0417180536                           05           09/01/03          0
    0417180536                           O            08/01/33
    0


    8527242          E22/G01             F          108,665.00         ZZ
                                         360        108,586.36          1
                                       7.625            769.12        103
                                       7.375            769.12
    ALBUQUERQUE      NM   87120          5            07/28/03         23
    0417305687                           05           09/01/03          0
    0417305687                           O            08/01/33
    0


    8527250          P27/G01             F          180,830.00         ZZ
                                         360        180,685.39          1
                                       7.125          1,218.29        107
                                       6.875          1,218.29
    WESTMINSTER      CO   80030          5            07/25/03         23
    0436276653                           05           09/01/03          0
    2106688187                           O            08/01/33
    0
1




    8527256          E22/G01             F           74,675.00         ZZ
                                         360         74,612.27          1
                                       6.875            490.56        103
                                       6.625            490.56
    WESTLAND         MI   48185          1            07/02/03         23
    0417390747                           01           09/01/03          0
    0417390747                           O            08/01/33
    0


    8527310          E22/G01             F           72,100.00         ZZ
                                         360         72,047.82          1
                                       7.625            510.32        103
                                       7.375            510.32
    VIRGINIA BEACH   VA   23462          1            07/31/03         23
    0417605888                           05           09/01/03          0
    0417605888                           O            08/01/33
    0


    8527336          E22/G01             F          222,500.00         ZZ
                                         360        222,313.07          1
                                       6.875          1,461.67        100
                                       6.625          1,461.67
    SARATOGA SPRING  UT   84043          1            07/29/03         23
    0417685013                           05           09/01/03          0
    0417685013                           O            08/01/33
    0


    8527358          E22/G01             F          219,350.00         ZZ
                                         360        219,183.09          1
                                       7.375          1,515.00        107
                                       7.125          1,515.00
    SOUTHINGTON      CT   06479          5            07/28/03         23
    0417720679                           05           09/01/03          0
    0417720679                           O            08/01/33
    0


    8527400          E22/G01             F          128,250.00         ZZ
                                         360        128,131.22          1
                                       6.375            800.11         95
                                       6.125            800.11
    JENKS            OK   74137          1            08/01/03         23
    0417781655                           05           09/01/03          0
    0417781655                           N            08/01/33
    0
1




    8527446          E22/G01             F          175,900.00         ZZ
                                         360        175,737.08          1
                                       6.375          1,097.39        104
                                       6.125          1,097.39
    FOWLERVILLE      MI   48836          1            08/01/03         23
    0417824174                           29           09/01/03          0
    0417824174                           O            08/01/33
    0


    8527454          E22/G01             F           73,600.00         ZZ
                                         360         73,535.06          1
                                       6.625            471.27        106
                                       6.375            471.27
    MUSKEGON         MI   49442          1            08/01/03         23
    0417839149                           05           09/01/03          0
    0417839149                           O            08/01/33
    0


    8527460          E22/G01             F           95,000.00         ZZ
                                         360         94,918.21          1
                                       6.750            616.17        103
                                       6.500            616.17
    SOUTH BEND       IN   46615          5            07/28/03         23
    0417852472                           05           09/01/03          0
    0417852472                           O            08/01/33
    0


    8527482          E22/G01             F          149,500.00         ZZ
                                         360        149,383.38          1
                                       7.250          1,019.85        103
                                       7.000          1,019.85
    AUBURN           WA   98002          2            07/11/03         23
    0417874955                           05           09/01/03          0
    0417874955                           O            08/01/33
    0


    8527490          E22/G01             F          149,500.00         ZZ
                                         360        149,361.53          1
                                       6.375            932.69        103
                                       6.125            932.69
    SOUTHAVEN        MS   38671          1            07/24/03         23
    0417882206                           05           09/01/03          0
    0417882206                           O            08/01/33
    0
1




    8527510          E22/G01             F          124,000.00         ZZ
                                         360        123,903.27          1
                                       7.250            845.90        107
                                       7.000            845.90
    SALEM            OR   97301          5            07/25/03         23
    0417906195                           05           09/01/03          0
    0417906195                           O            08/01/33
    0


    8527512          E22/G01             F          140,000.00         ZZ
                                         360        139,876.48          1
                                       6.625            896.44        102
                                       6.375            896.44
    MERIDIAN         ID   83642          1            07/29/03         23
    0417906856                           03           09/01/03          0
    0417906856                           O            08/01/33
    0


    8527532          E22/G01             F          107,000.00         ZZ
                                         360        106,910.11          1
                                       6.875            702.91        100
                                       6.625            702.91
    MESQUITE         TX   75150          1            08/01/03         23
    0417928538                           05           09/01/03          0
    0417928538                           O            08/01/33
    0


    8527548          E22/G01             F          175,000.00         ZZ
                                         360        175,000.00          1
                                       6.250          1,077.51        102
                                       6.000          1,077.51
    GRAND JUNCTION   CO   81504          1            08/01/03         23
    0417939345                           03           10/01/03          0
    0417939345                           O            09/01/33
    0


    8527564          E22/G01             F          115,360.00         ZZ
                                         360        115,360.00          1
                                       8.000            846.47        103
                                       7.750            846.47
    PALM COAST       FL   32137          1            08/01/03         23
    0417951357                           05           10/01/03          0
    0417951357                           O            09/01/33
    0
1




    8527572          E22/G01             F          100,000.00         ZZ
                                         360         99,918.03          1
                                       7.000            665.30        105
                                       6.750            665.30
    OMAHA            NE   68107          1            08/01/03         23
    0417962172                           05           09/01/03          0
    0417962172                           O            08/01/33
    0


    8527574          B28/G01             F          141,000.00         ZZ
                                         360        140,910.09          1
                                       8.250          1,059.29        100
                                       8.000          1,059.29
    COLORADO SPRING  CO   80916          2            07/25/03         23
    0436269054                           05           09/01/03          0
    05200565                             O            08/01/33
    0


    8527630          G51/G01             F           84,550.00         ZZ
                                         360         84,485.66          1
                                       7.375            583.97         95
                                       7.125            583.97
    SAINT PETERSBUR  FL   33713          1            07/22/03         23
    0436275655                           05           09/01/03          0
    25003459                             N            08/01/33
    0


    8527638          E22/G01             F          207,000.00         ZZ
                                         360        206,846.38          1
                                       7.500          1,447.37        103
                                       7.250          1,447.37
    BAKERSFIELD      CA   93311          1            07/23/03         23
    0417995412                           05           09/01/03          0
    0417995412                           O            08/01/33
    0


    8527640          E22/G01             F          159,900.00         ZZ
                                         360        159,900.00          1
                                       6.750          1,037.11        100
                                       6.500          1,037.11
    BAKERSFIELD      CA   93311          1            07/29/03         23
    0418001459                           05           10/01/03          0
    0418001459                           O            09/01/33
    0
1




    8527646          E22/G01             F          144,150.00         ZZ
                                         360        144,019.68          1
                                       6.500            911.13        100
                                       6.250            911.13
    LYONS            IL   60534          1            08/01/03         23
    0418013553                           05           09/01/03          0
    0418013553                           O            08/01/33
    0


    8527654          E22/G01             F          247,000.00         ZZ
                                         360        246,782.08          1
                                       6.625          1,581.57        103
                                       6.375          1,581.57
    STERLINGTON      LA   71280          1            08/01/03         23
    0418023487                           05           09/01/03          0
    0418023487                           O            08/01/33
    0


    8527682          E22/G01             F           72,100.00         ZZ
                                         360         72,051.63          1
                                       8.000            529.04        103
                                       7.750            529.04
    SPOKANE          WA   99224          1            07/30/03         23
    0418060430                           05           09/01/03          0
    0418060430                           O            08/01/33
    0


    8527710          E22/G01             F           36,050.00         ZZ
                                         360         36,018.20          1
                                       6.625            230.83        103
                                       6.375            230.83
    GADSDEN          AL   35901          1            08/01/03         23
    0418136891                           05           09/01/03          0
    0418136891                           O            08/01/33
    0


    8527728          X21/G01             F          392,550.00         ZZ
                                         360        392,203.65          1
                                       6.625          2,513.55        104
                                       6.375          2,513.55
    SILVER SPRING    MD   20901          1            07/23/03         23
    0436300347                           05           09/01/03          0
    709333                               O            08/01/33
    0
1




    8527738          G52/G01             F          106,850.00         ZZ
                                         360        106,762.41          1
                                       7.000            710.88         95
                                       6.750            710.88
    ALBUQUERQUE      NM   87112          1            07/28/03         23
    0436290332                           05           09/01/03          0
    5605007241                           N            08/01/33
    0


    8527740          B44/G01             F          224,000.00         ZZ
                                         360        223,792.53          1
                                       6.375          1,397.47        105
                                       6.125          1,397.47
    WINTERS          CA   95694          1            07/14/03         23
    0436291561                           05           09/01/03          0
    2032805                              O            08/01/33
    0


    8527746          Q78/G01             F           48,150.00         ZZ
                                         360         48,114.26          1
                                       7.500            336.68        107
                                       7.250            336.68
    WYMORE           NE   68466          5            07/28/03         23
    0436286264                           05           09/01/03          0
    733445                               O            08/01/33
    0


    8527766          Q78/G01             F          184,500.00         ZZ
                                         360        184,500.00          1
                                       6.875          1,212.04        106
                                       6.625          1,212.04
    RALEIGH          NC   27616          5            07/30/03         23
    0436286413                           05           10/01/03          0
    732965                               O            09/01/33
    0


    8527786          G34/G01             F          303,850.00         ZZ
                                         360        303,594.73          1
                                       6.875          1,996.08        107
                                       6.625          1,996.08
    LAS VEGAS        NV   89131          1            07/29/03         23
    0436283543                           03           09/01/03          0
    77308178                             O            08/01/33
    0
1




    8527912          W02/G01             F          110,400.00         ZZ
                                         360        110,318.55          1
                                       7.530            774.21        103
                                       7.280            774.21
    PORTSMOUTH       VA   23701          5            07/26/03         23
    0436327480                           05           09/01/03          0
    1002627024                           O            08/01/33
    0


    8527928          W02/G01             F          195,700.00         ZZ
                                         360        195,550.63          1
                                       7.360          1,349.66        103
                                       7.110          1,349.66
    CAPE CORAL       FL   33991          5            07/25/03         23
    0436327803                           05           09/01/03          0
    1002756211                           O            08/01/33
    0


    8527930          W02/G01             F           65,300.00         ZZ
                                         360         65,243.44          1
                                       6.720            422.24        104
                                       6.470            422.24
    MANISTIQUE       MI   49854          5            07/25/03         23
    0436340053                           05           09/01/03          0
    1002475259                           O            08/01/33
    0


    8527932          W50/G01             F          211,860.00         ZZ
                                         180        211,690.58          1
                                       7.125          1,427.34        107
                                       6.875          1,427.34
    EDEN PRAIRIE     MN   55344          5            07/22/03         23
    0436319743                           29           09/01/03          0
    00031010                             O            08/01/18
    0


    8527938          W02/G01             F           93,090.00         ZZ
                                         360         93,001.84          1
                                       6.260            573.78        107
                                       6.010            573.78
    MASSILLON        OH   44647          5            07/26/03         23
    0436365639                           05           09/01/03          0
    1002707553                           O            08/01/33
    0
1




    8527940          F89/G01             F          200,690.00         ZZ
                                         360        200,517.21          1
                                       6.750          1,301.67        100
                                       6.500          1,301.67
    LAS VEGAS        NV   89141          1            07/17/03         04
    0436270078                           03           09/01/03         35
    21033538                             O            08/01/33
    0


    8527944          W02/G01             F          206,000.00         ZZ
                                         360        205,857.22          1
                                       7.840          1,488.65        103
                                       7.590          1,488.65
    TALLAHASSEE      FL   32305          5            07/25/03         23
    0436340210                           05           09/01/03          0
    1002734952                           O            08/01/33
    0


    8527966          W02/G01             F           76,220.00         ZZ
                                         360         76,165.88          1
                                       7.720            544.47        103
                                       7.470            544.47
    LAKE PLACID      FL   33852          5            07/25/03         23
    0436314413                           05           09/01/03          0
    1002738392                           O            08/01/33
    0


    8527970          W50/G01             F          156,500.00         ZZ
                                         360        156,394.99          1
                                       8.000          1,148.34        100
                                       7.750          1,148.34
    SAINT PAUL       MN   55106          1            07/24/03         23
    0436319776                           05           09/01/03          0
    00031048                             O            08/01/33
    0


    8527984          624/G01             F          185,400.00         ZZ
                                         360        185,262.41          1
                                       7.500          1,296.34        103
                                       7.250          1,296.34
    LEMOORE          CA   93245          1            07/02/03         23
    0436374375                           05           09/01/03          0
    1000039726                           O            08/01/33
    0
1




    8528012          R65/G01             F          215,000.00         ZZ
                                         360        214,840.44          1
                                       7.500          1,503.31        100
                                       7.250          1,503.31
    UPPER MARLBORO   MD   20774          1            07/30/03         23
    0436270284                           05           09/01/03          0
    0000001675                           O            08/01/33
    0


    8528022          R65/G01             F          144,343.00         ZZ
                                         360        144,007.49          1
                                       6.875            948.23        107
                                       6.625            948.23
    WESLEY CHAPEL    FL   33543          1            07/21/03         23
    0436270862                           03           09/01/03          0
    0000001665                           O            08/01/33
    0


    8528024          M66/G01             F          108,300.00         ZZ
                                         360        108,209.01          2
                                       6.875            711.46         95
                                       6.625            711.46
    SICKLERVILLE     NJ   08081          1            07/11/03         11
    0436392047                           05           09/01/03         25
    1036000471                           N            08/01/33
    0


    8528028          G52/G01             F          107,500.00         ZZ
                                         360        107,414.03          1
                                       7.125            724.25        103
                                       6.875            724.25
    TUCSON           AZ   85705          1            07/28/03         23
    0436319370                           03           09/01/03          0
    9700005161                           O            08/01/33
    0


    8528032          G52/G01             F          119,900.00         ZZ
                                         360        119,804.12          1
                                       7.125            807.79        100
                                       6.875            807.79
    TUCSON           AZ   85704          1            07/29/03         23
    0436297071                           01           09/01/03          0
    9700005057                           O            08/01/33
    0
1




    8528052          W02/G01             F          151,410.00         ZZ
                                         360        151,293.05          1
                                       7.300          1,038.03        103
                                       7.050          1,038.03
    ORLANDO          FL   32805          5            07/25/03         23
    0436461388                           05           09/01/03          0
    1002735083                           O            08/01/33
    0


    8528076          R55/G01             F          165,350.00         ZZ
                                         360        165,214.46          1
                                       7.000          1,100.08         96
                                       6.750          1,100.08
    TEMPE            AZ   85284          1            07/31/03         10
    0436296321                           03           09/01/03         35
    100094600000225                      O            08/01/33
    0


    8528078          W02/G01             F          169,950.00         ZZ
                                         360        169,819.51          1
                                       7.330          1,168.60        103
                                       7.080          1,168.60
    VIRGINIA BEACH   VA   23455          5            07/25/03         23
    0436319990                           05           09/01/03          0
    1002587682                           O            08/01/33
    0


    8528084          W02/G01             F           73,830.00         ZZ
                                         360         73,772.06          1
                                       7.220            502.15         96
                                       6.970            502.15
    HIGGENSVILLE     MO   64037          5            07/25/03         23
    0436339949                           05           09/01/03          0
    1002729325                           O            08/01/33
    0


    8528096          W02/G01             F          122,055.00         ZZ
                                         360        121,955.54          1
                                       7.030            814.50        103
                                       6.780            814.50
    RICHMOND         VA   23228          5            07/26/03         23
    0436340186                           05           09/01/03          0
    1002647767                           O            08/01/33
    0
1




    8528100          X67/G01             F          128,647.00         ZZ
                                         360        128,549.11          1
                                       7.375            888.53        103
                                       7.125            888.53
    VIRGINIA BEACH   VA   23452          1            07/16/03         23
    0436331383                           05           09/01/03          0
    0000418787                           O            08/01/33
    0


    8528104          U05/G01             F           81,600.00         ZZ
                                         360         81,526.23          1
                                       6.500            515.77        100
                                       6.250            515.77
    EL PASO          TX   79936          1            07/21/03         23
    0436273155                           05           09/01/03          0
    3390726                              O            08/01/33
    0


    8528118          W02/G01             F          142,140.00         ZZ
                                         360        142,020.70          1
                                       6.880            934.24         98
                                       6.630            934.24
    AUGUSTA          GA   30909          5            07/21/03         23
    0436327340                           05           09/01/03          0
    1002658326                           O            08/01/33
    0


    8528140          P57/G01             F          107,375.00         ZZ
                                         360        107,282.54          1
                                       6.750            696.44        103
                                       6.500            696.44
    GRAND RAPIDS     MI   49503          1            07/24/03         23
    0436326326                           05           09/01/03          0
    02101974                             O            08/01/33
    0


    8528180          U42/G01             F          159,650.00         ZZ
                                         360        159,528.52          1
                                       7.375          1,102.66        103
                                       7.125          1,102.66
    SAN ANTONIO      TX   78266          1            07/18/03         23
    0436292536                           05           09/01/03          0
    49300522                             O            08/01/33
    0
1




    8528190          964/G01             F          180,250.00         ZZ
                                         360        180,083.05          1
                                       6.375          1,124.53        103
                                       6.125          1,124.53
    LYNNWOOD         WA   98037          5            07/18/03         23
    0436261010                           01           09/01/03          0
    466679                               O            08/01/33
    0


    8528218          U05/G01             F          155,000.00         ZZ
                                         360        154,077.40          1
                                       6.250            954.36        104
                                       6.000            954.36
    RICHARDSON       TX   75080          2            07/11/03         23
    0436271100                           05           09/01/03          0
    3377289                              O            08/01/33
    0


    8528250          642/G01             F          269,860.00         ZZ
                                         360        269,659.73          1
                                       7.500          1,886.90        103
                                       7.250          1,886.90
    STERLING HEIGHT  MI   48313          5            07/22/03         23
    0436276182                           29           09/01/03          0
    06157103                             O            08/01/33
    0


    8528270          Q14/G01             F          165,500.00         ZZ
                                         360        165,377.18          1
                                       7.500          1,157.20        103
                                       7.250          1,157.20
    HENDERSON        NV   89014          5            07/24/03         23
    0436279566                           05           09/01/03          0
    00003148742                          O            08/01/33
    0


    8528310          R49/G01             F          115,550.00         ZZ
                                         360        115,455.10          1
                                       6.990            767.98        107
                                       6.740            767.98
    EVANSVILLE       IN   47714          2            07/11/03         23
    0436291397                           05           09/01/03          0
    W03060043                            O            08/01/33
    0
1




    8528326          T15/G01             F          147,000.00         ZZ
                                         360        146,860.52          1
                                       6.250            905.10        105
                                       6.000            905.10
    SHELBYVILLE      TN   37160          5            07/16/03         23
    0436391767                           05           09/01/03          0
    1                                    O            08/01/33
    0


    8528332          R49/G01             F           96,100.00         ZZ
                                         360         96,019.26          1
                                       6.875            631.31        106
                                       6.625            631.31
    EAST LANSING     MI   48823          1            07/17/03         23
    0436278030                           01           09/01/03          0
    SD03060025                           O            08/01/33
    0


    8528336          G52/G01             F          149,500.00         ZZ
                                         360        149,409.43          1
                                       8.500          1,149.53        100
                                       8.250          1,149.53
    LAS VEGAS        NV   89120          1            07/22/03         23
    0436291421                           05           09/01/03          0
    8405008282                           O            08/01/33
    0


    8528374          N67/G01             F          143,450.00         ZZ
                                         360        143,323.43          1
                                       6.625            918.53         99
                                       6.375            918.53
    GILBERT          AZ   85233          1            07/30/03         23
    0436273833                           03           09/01/03          0
    1781006985                           O            08/01/33
    0


    8528458          A46/G01             F          172,000.00         ZZ
                                         360        171,887.48          1
                                       8.125          1,277.10        103
                                       7.875          1,277.10
    HOUSTON          TX   77018          1            08/01/03         23
    0436278071                           05           09/01/03          0
    0140413                              O            08/01/33
    0
1




    8528574          K15/G01             F          114,700.00         ZZ
                                         360        114,619.05          1
                                       7.750            821.72        103
                                       7.500            821.72
    JONESBORO        AR   72404          5            07/10/03         23
    0436270649                           05           09/01/03          0
    038205511036                         O            08/01/33
    0


    8530342          M50/G01             F          149,350.00         ZZ
                                         180        149,261.82          1
                                       8.625          1,161.63        103
                                       8.375          1,161.63
    LANSING          MI   48911          1            07/31/03         23
    0436329726                           05           09/01/03          0
    2712835                              O            08/01/18
    0


    8530536          U42/G01             F          173,700.00         ZZ
                                         360        173,539.12          1
                                       6.375          1,083.66        104
                                       6.125          1,083.66
    SAN ANTONIO      TX   78232          1            07/11/03         23
    0436292569                           03           09/01/03          0
    49300502                             O            08/01/33
    0


    8530568          Y40/G01             F          137,000.00         ZZ
                                         360        136,884.91          1
                                       6.875            899.99        100
                                       6.625            899.99
    BALDWIN PARK     CA   91706          1            07/22/03         23
    0436321376                           01           09/01/03          0
    51104839                             O            08/01/33
    0


    8530592          W30/G01             F          159,135.00         ZZ
                                         360        159,038.60          1
                                       8.500          1,223.61        103
                                       8.250          1,223.61
    ALTON            NH   03810          1            07/31/03         23
    0436328462                           05           09/01/03          0
    03050626                             O            08/01/33
    0
1




    8530716          642/G01             F          203,940.00         ZZ
                                         360        203,799.65          1
                                       7.875          1,478.71        103
                                       7.625          1,478.71
    BAY SAINT LOUIS  MS   39520          5            07/16/03         23
    0436293146                           05           09/01/03          0
    06221103                             O            08/01/33
    0


    8530824          Q64/G01             F           69,350.00         ZZ
                                         360         69,298.53          1
                                       7.500            484.91         95
                                       7.250            484.91
    VIRGINA BEACH    VA   23462          1            07/28/03         23
    0436273122                           07           09/01/03          0
    2113100298                           N            08/01/33
    0


    8531058          737/G01             F          123,750.00         ZZ
                                         360        123,646.03          1
                                       6.875            812.95         99
                                       6.625            812.95
    BESSEMER         AL   35023          5            07/21/03         23
    0436286959                           05           09/01/03          0
    6019817                              O            08/01/33
    0


    8531138          N67/G01             F          160,000.00         ZZ
                                         360        159,887.07          1
                                       7.750          1,146.26        100
                                       7.500          1,146.26
    PEMBROKE PINES   FL   33025          1            07/24/03         23
    0436273858                           03           09/01/03          0
    3254007107                           O            08/01/33
    0


    8531188          N67/G01             F          201,850.00         ZZ
                                         360        201,680.42          1
                                       6.875          1,326.01        103
                                       6.625          1,326.01
    MESA             AZ   85212          5            07/25/03         23
    0436295463                           05           09/01/03          0
    1781006774                           O            08/01/33
    0
1




    8531194          B39/G01             F          206,000.00         ZZ
                                         360        205,854.61          1
                                       7.750          1,475.81        100
                                       7.500          1,475.81
    WEST SAINT PAUL  MN   55118          1            07/25/03         23
    0436273700                           05           09/01/03          0
    20033209F                            O            08/01/33
    0


    8531224          J95/G01             F          182,300.00         ZZ
                                         360        182,174.53          1
                                       7.875          1,321.81        103
                                       7.625          1,321.81
    GLENDALE         AZ   85310          5            07/10/03         23
    0436319818                           05           09/01/03          0
    0044147569                           O            08/01/33
    0


    8531248          N67/G01             F           79,100.00         ZZ
                                         360         79,042.75          1
                                       7.625            559.86         99
                                       7.375            559.86
    PHOENIX          AZ   85037          1            07/16/03         23
    0436274344                           01           09/01/03          0
    1781006760                           O            08/01/33
    0


    8531268          J95/G01             F          222,400.00         ZZ
                                         360        222,217.69          1
                                       7.000          1,479.64        100
                                       6.750          1,479.64
    MEMPHIS          TN   38120          1            07/21/03         01
    0436319685                           05           09/01/03         35
    0044347136                           O            08/01/33
    0


    8531384          B39/G01             F          192,555.00         ZZ
                                         360        192,376.66          1
                                       6.375          1,201.29        100
                                       6.125          1,201.29
    NORTH BRANCH     MN   55056          1            07/25/03         23
    0436273783                           05           09/01/03          0
    20033032F                            O            08/01/33
    0
1




    8531570          K15/G01             F           49,400.00         ZZ
                                         360         49,370.08          1
                                       8.500            379.84        103
                                       8.250            379.84
    WARRENSVILLE HT  OH   44128          2            07/21/03         23
    0436286793                           01           09/01/03          0
    028605510028                         O            08/01/33
    0


    8531606          W42/G01             F          152,440.00         ZZ
                                         360        152,234.33          1
                                       7.990          1,117.49        103
                                       7.740          1,117.49
    CHICAGO          IL   60652          1            07/24/03         23
    0436335715                           05           08/24/03          0
    32842643                             O            07/24/33
    0


    8531662          W42/G01             F           93,730.00         ZZ
                                         360         93,621.76          1
                                       8.750            737.37        103
                                       8.500            737.37
    HARVEY           IL   60426          1            07/25/03         23
    0436390421                           05           08/25/03          0
    33560656                             O            07/25/33
    0


    8531716          W42/G01             F          176,000.00         ZZ
                                         360        175,762.55          1
                                       7.990          1,290.20        103
                                       7.740          1,290.20
    LAKE IN THE HIL  IL   60156          1            07/25/03         23
    0436390405                           05           08/25/03          0
    35562752                             O            07/25/33
    0


    8531900          U85/G01             F           60,325.00         ZZ
                                         360         60,282.42          2
                                       7.750            432.18         95
                                       7.500            432.18
    TOMAH            WI   54660          1            08/01/03         23
    0436275895                           05           09/01/03          0
    DSPOONER                             N            08/01/33
    0
1




    8532066          Q64/G01             F           68,500.00         ZZ
                                         360         68,456.32          1
                                       8.250            514.62        100
                                       8.000            514.62
    CLEVELAND HEIGH  OH   44121          1            07/29/03         23
    0436320923                           01           09/01/03          0
    2115100571                           O            08/01/33
    0


    8532100          W40/G01             F          341,550.00         ZZ
                                         360        341,248.66          1
                                       6.625          2,186.98         99
                                       6.375          2,186.98
    TEMPE            AZ   85284          1            07/25/03         23
    0436275127                           03           09/01/03          0
    1000025408                           O            08/01/33
    0


    8532178          W95/G01             F          115,350.00         ZZ
                                         360        115,280.11          1
                                       8.500            886.95        103
                                       8.250            886.95
    ORLANDO          FL   32810          5            07/25/03         23
    0436354054                           05           09/01/03          0
    20612010016779                       O            08/01/33
    0


    8532224          W40/G01             F          229,000.00         ZZ
                                         360        228,834.25          1
                                       7.625          1,620.85        100
                                       7.375          1,620.85
    CAVE CREEK       AZ   85331          1            07/28/03         23
    0436274427                           03           09/01/03          0
    1000024058                           O            08/01/33
    0


    8532256          M50/G01             F           74,900.00         ZZ
                                         180         74,843.00          1
                                       7.375            517.32        107
                                       7.125            517.32
    SAINT ANNE       IL   60964          1            07/31/03         23
    0436329775                           05           09/01/03          0
    2212783                              O            08/01/18
    0
1




    8532378          M50/G01             F           66,000.00         ZZ
                                         180         65,961.04          1
                                       8.625            513.34        100
                                       8.375            513.34
    DESHA            AR   72527          1            07/25/03         23
    0436329502                           05           09/01/03          0
    2912579                              O            08/01/18
    0


    8532408          E22/G01             F          140,850.00         ZZ
                                         360        140,731.67          1
                                       6.875            925.28        105
                                       6.625            925.28
    WENATCHEE        WA   98801          1            07/23/03         23
    0417242435                           05           09/01/03          0
    0417242435                           O            08/01/33
    0


    8532544          E22/G01             F          292,500.00         ZZ
                                         360        292,248.16          1
                                       6.750          1,897.15        105
                                       6.500          1,897.15
    FRESNO           CA   93720          5            07/18/03         23
    0417459831                           03           09/01/03          0
    0417459831                           O            08/01/33
    0


    8532556          K15/G01             F          256,200.00         ZZ
                                         360        256,014.57          1
                                       7.625          1,813.37         99
                                       7.375          1,813.37
    COLUMBIA         CT   06237          5            07/23/03         23
    0436279236                           05           09/01/03          0
    037605511046                         O            08/01/33
    0


    8532620          E22/G01             F          152,000.00         ZZ
                                         360        150,695.06          1
                                       7.000          1,011.26        107
                                       6.750          1,011.26
    HALETHORPE       MD   21227          5            07/23/03         23
    0417544210                           05           09/01/03          0
    0417544210                           O            08/01/33
    0
1




    8532710          E22/G01             F           70,000.00         ZZ
                                         360         70,000.00          1
                                       6.375            436.71        107
                                       6.125            436.71
    ST. LOUIS        MO   63137          1            08/04/03         23
    0417627312                           01           10/01/03          0
    0417627312                           O            09/01/33
    0


    8532726          E22/G01             F           73,130.00         ZZ
                                         360         73,068.56          1
                                       6.875            480.41        103
                                       6.625            480.41
    GOOSE CREEK      SC   29445          5            07/30/03         23
    0417636750                           05           09/01/03          0
    0417636750                           O            08/01/33
    0


    8532738          E22/G01             F           89,999.00         ZZ
                                         360         89,923.39          1
                                       6.875            591.23        100
                                       6.625            591.23
    PELHAM           AL   35124          1            08/04/03         23
    0417646601                           07           09/01/03          0
    0417646601                           O            08/01/33
    0


    8532776          E22/G01             F          105,000.00         ZZ
                                         360        105,000.00          1
                                       6.875            689.78         96
                                       6.625            689.78
    RIVERDALE        CA   93656          5            07/29/03         23
    0417670288                           05           10/01/03          0
    0417670288                           O            09/01/33
    0


    8532848          E22/G01             F          170,000.00         ZZ
                                         360        169,870.64          1
                                       7.375          1,174.15        107
                                       7.125          1,174.15
    COLORADO SPRING  CO   80911          2            07/30/03         23
    0417689130                           05           09/01/03          0
    0417689130                           O            08/01/33
    0
1




    8532886          E22/G01             F          280,160.00         ZZ
                                         360        279,952.08          1
                                       7.500          1,958.92        103
                                       7.250          1,958.92
    FLOWER MOUND     TX   75028          1            08/04/03         23
    0417730348                           03           09/01/03          0
    0417730348                           O            08/01/33
    0


    8532940          E22/G01             F          236,900.00         ZZ
                                         360        236,736.97          1
                                       7.875          1,717.69        103
                                       7.625          1,717.69
    WEST SACRAMENTO  CA   95691          1            07/25/03         23
    0417788239                           05           09/01/03          0
    0417788239                           O            08/01/33
    0


    8532946          U45/G01             F          165,727.00         ZZ
                                         360        165,626.60          1
                                       8.500          1,274.30        103
                                       8.250          1,274.30
    FRESNON          TX   77545          1            08/04/03         23
    0436283311                           05           09/01/03          0
    00204084                             O            08/01/33
    0


    8532984          313/G01             F          160,100.00         ZZ
                                         360        159,952.11          1
                                       6.375            998.42        103
                                       6.125            998.42
    PORTLAND         OR   97206          2            07/11/03         23
    0436283071                           05           09/01/03          0
    0009633892                           O            08/01/33
    0


    8532996          E22/G01             F          137,495.00         ZZ
                                         360        137,373.69          1
                                       6.625            880.40        107
                                       6.375            880.40
    BARTLESVILLE     OK   74006          2            07/30/03         23
    0417822293                           05           09/01/03          0
    0417822293                           O            08/01/33
    0
1




    8533004          U45/G01             F          152,460.00         ZZ
                                         360        152,352.40          1
                                       7.750          1,092.24         99
                                       7.500          1,092.24
    SYRACUSE         UT   84075          1            08/01/03         23
    0436283246                           05           09/01/03          0
    00204197                             O            08/01/33
    0


    8533088          E22/G01             F          121,540.00         ZZ
                                         360        121,389.05          1
                                       8.375            923.79        103
                                       8.125            923.79
    OWENSBORO        KY   42301          1            08/01/03         23
    0417875994                           05           09/01/03          0
    0417875994                           O            08/01/33
    0


    8533106          E22/G01             F          159,547.00         ZZ
                                         360        159,386.26          1
                                       7.250          1,088.39        103
                                       7.000          1,088.39
    VALRICO          FL   33594          1            08/04/03         23
    0417884723                           05           09/01/03          0
    0417884723                           O            08/01/33
    0


    8533110          X83/G01             F          148,011.00         ZZ
                                         360        147,754.92          1
                                       6.740            959.01        105
                                       6.490            959.01
    PERRYSBURG       OH   43551          1            07/29/03         23
    0436270227                           05           08/29/03          0
    8400869                              O            07/29/33
    0


    8533132          T79/G01             F           84,036.00         ZZ
                                         360         84,036.00          1
                                       6.875            552.06         99
                                       6.625            552.06
    COLUMBIA         MO   65201          1            08/01/03         23
    0436325757                           05           10/01/03          0
    1070307009                           O            09/01/33
    0
1




    8533140          E22/G01             F          339,900.00         ZZ
                                         360        339,653.99          1
                                       7.625          2,405.79        103
                                       7.375          2,405.79
    SCOTTSDALE       AZ   85259          1            07/29/03         23
    0417895679                           03           09/01/03          0
    0417895679                           O            08/01/33
    0


    8533144          477/G01             F          161,570.00         ZZ
                                         360        161,447.06          1
                                       7.375          1,115.92        107
                                       7.125          1,115.92
    VICTORVILLE      CA   92392          1            07/21/03         23
    0436268742                           05           09/01/03          0
    214707                               O            08/01/33
    0


    8533172          E22/G01             F          171,000.00         ZZ
                                         360        170,845.41          1
                                       6.500          1,080.84        102
                                       6.250          1,080.84
    GREENVILLE       SC   29615          2            07/30/03         23
    0417909165                           05           09/01/03          0
    0417909165                           O            08/01/33
    0


    8533252          E22/G01             F           55,575.00         ZZ
                                         360         55,575.00          2
                                       7.125            374.42         95
                                       6.875            374.42
    GALVESTON        TX   77551          1            08/04/03         23
    0417930526                           05           10/01/03          0
    0417930526                           N            09/01/33
    0


    8533386          E22/G01             F          112,000.00         ZZ
                                         360        111,922.92          1
                                       7.875            812.08        103
                                       7.625            812.08
    WILMINGTON       NC   28406          1            08/04/03         23
    0417966702                           05           09/01/03          0
    0417966702                           O            08/01/33
    0
1




    8533468          X67/G01             F          186,000.00         ZZ
                                         360        185,831.85          1
                                       6.500          1,175.65        107
                                       6.250          1,175.65
    NASHUA           NH   03063          1            07/23/03         23
    0436293526                           01           09/01/03          0
    420965                               O            08/01/33
    0


    8533502          U19/G01             F           85,600.00         ZZ
                                         360         85,538.05          1
                                       7.625            605.87        107
                                       7.375            605.87
    GLENDALE         AZ   85301          2            07/24/03         23
    0436294672                           09           09/01/03          0
    11000606                             O            08/01/33
    0


    8533514          A06/G01             F          101,650.00         ZZ
                                         360        101,650.00          1
                                       6.500            642.50        107
                                       6.250            642.50
    DETROIT          MI   48235          5            08/01/03         23
    0436284152                           05           10/01/03          0
    1000020313044                        O            09/01/33
    0


    8533546          M45/G01             F          174,070.00         ZZ
                                         360        173,904.83          1
                                       6.250          1,071.78        103
                                       6.000          1,071.78
    STOCKTON         CA   95210          1            07/10/03         23
    0436285993                           05           09/01/03          0
    128669E4                             O            08/01/33
    0


    8533572          Q46/G01             F          229,625.00         ZZ
                                         360        229,450.28          1
                                       7.375          1,585.96        107
                                       7.125          1,585.96
    CLINTON          UT   84015          2            07/21/03         23
    0436301865                           05           09/01/03          0
    10306064                             O            08/01/33
    0
1




    8533686          X91/G01             F          180,250.00         ZZ
                                         360        180,070.56          1
                                       6.000          1,080.69        103
                                       5.750          1,080.69
    MILILANI         HI   96789          1            07/23/03         23
    0436325815                           01           09/01/03          0
    07118                                O            08/01/33
    0


    8533730          E22/G01             F          156,220.00         ZZ
                                         360        156,082.17          1
                                       6.625          1,000.29        107
                                       6.375          1,000.29
    BATON ROUGE      LA   70816          5            07/30/03         23
    0418017000                           05           09/01/03          0
    0418017000                           O            08/01/33
    0


    8533816          K15/G01             F          231,700.00         ZZ
                                         360        231,552.26          1
                                       8.250          1,740.68        103
                                       8.000          1,740.68
    LAS VEGAS        NV   89117          5            07/22/03         23
    0436280820                           05           09/01/03          0
    022205519133                         O            08/01/33
    0


    8533862          X67/G01             F           66,340.00         T
                                         360         66,288.24          1
                                       7.250            452.56        107
                                       7.000            452.56
    CORCORAN         CA   93212          1            07/15/03         23
    0436330203                           05           09/01/03          0
    286971                               O            08/01/33
    0


    8533924          Q46/G01             F           91,990.00         ZZ
                                         360         91,925.07          1
                                       7.750            659.03        100
                                       7.500            659.03
    CORPUS CHRISTI   TX   78414          1            07/18/03         23
    0436293906                           05           09/01/03          0
    10306078                             O            08/01/33
    0
1




    8533946          G34/G01             F          162,820.00         ZZ
                                         360        162,662.19          1
                                       6.500          1,029.13        103
                                       6.250          1,029.13
    NORTH LAS VEGAS  NV   89031          1            07/25/03         23
    0436283576                           05           09/01/03          0
    753200                               O            08/01/33
    0


    8533966          E22/G01             F          249,000.00         ZZ
                                         360        248,805.76          1
                                       7.250          1,698.62        100
                                       7.000          1,698.62
    LOVELAND         CO   80538          1            08/04/03         23
    0418097200                           05           09/01/03          0
    0418097200                           O            08/01/33
    0


    8534000          624/G01             F          132,870.00         ZZ
                                         360        132,746.93          1
                                       6.375            828.94        103
                                       6.125            828.94
    HANFORD          CA   93230          1            07/14/03         23
    0436269047                           05           09/01/03          0
    1000040302                           O            08/01/33
    0


    8534068          K15/G01             F          169,600.00         ZZ
                                         360        169,464.37          1
                                       7.125          1,142.63        107
                                       6.875          1,142.63
    ENFIELD          CT   06082          5            07/26/03         00
    0436276000                           05           09/01/03          0
    037905511860                         O            08/01/33
    0


    8534166          T15/G01             F          242,500.00         ZZ
                                         360        242,280.78          1
                                       6.500          1,532.76        104
                                       6.250          1,532.76
    LITTLE RIVER     SC   29566          5            07/31/03         23
    0436293997                           05           09/01/03          0
    1                                    O            08/01/33
    0
1




    8534262          408/G01             F          157,500.00         ZZ
                                         360        157,377.13          1
                                       7.250          1,074.43        102
                                       7.000          1,074.43
    KANSAS CITY      MO   64113          1            07/25/03         23
    0436438907                           05           09/01/03          0
    703037718                            O            08/01/33
    0


    8534302          642/G01             F          205,200.00         ZZ
                                         360        205,027.61          1
                                       6.875          1,348.02        107
                                       6.625          1,348.02
    BOWIE            MD   20721          1            07/24/03         23
    0436291181                           09           09/01/03          0
    06151403                             O            08/01/33
    0


    8534450          K15/G01             F          225,700.00         ZZ
                                         180        225,018.36          1
                                       7.500          2,092.27        107
                                       7.250          2,092.27
    WARREN           MI   48091          5            07/10/03         23
    0436280887                           05           09/01/03          0
    035605517163                         O            08/01/18
    0


    8534476          W40/G01             F          154,500.00         ZZ
                                         360        154,401.48          1
                                       8.250          1,160.71        103
                                       8.000          1,160.71
    DAVISON          MI   48423          5            07/18/03         23
    0436290423                           05           09/01/03          0
    102022358                            O            08/01/33
    0


    8534494          N46/G01             F          184,900.00         ZZ
                                         360        184,744.66          1
                                       6.875          1,214.66        106
                                       6.625          1,214.66
    GREENSBORO       NC   27407          5            07/28/03         23
    0436284434                           05           09/01/03          0
    GRIF03N239                           O            08/01/33
    0
1




    8534578          K15/G01             F          125,700.00         ZZ
                                         360        125,601.94          1
                                       7.250            857.50         98
                                       7.000            857.50
    APOPKA           FL   32703          5            07/24/03         23
    0436296784                           05           09/01/03          0
    009405510576                         O            08/01/33
    0


    8534718          W35/G01             F          130,500.00         ZZ
                                         360        130,387.64          1
                                       6.750            846.42        107
                                       6.500            846.42
    NILES            MI   49120          5            07/25/03         23
    0436300842                           05           09/01/03          0
    21908                                O            08/01/33
    0


    8534752          B44/G01             F          107,500.00         ZZ
                                         360        107,402.82          1
                                       6.500            679.47         97
                                       6.250            679.47
    EMMETT           ID   83617          5            07/24/03         23
    0436296289                           05           09/01/03          0
    4031672                              O            08/01/33
    0


    8534810          E87/G01             F          295,000.00         ZZ
                                         360        294,733.32          1
                                       6.500          1,864.60        100
                                       6.250          1,864.60
    LOMPOC           CA   93436          1            07/15/03         23
    0436276398                           05           09/01/03          0
    70005093                             O            08/01/33
    0


    8534832          U05/G01             F          318,000.00         ZZ
                                         360        317,732.85          1
                                       6.875          2,089.03        100
                                       6.625          2,089.03
    FONTANA          CA   92336          1            07/23/03         23
    0436378756                           05           09/01/03          0
    3398398                              O            08/01/33
    0
1




    8534992          U05/G01             F          131,000.00         ZZ
                                         360        130,875.70          1
                                       6.250            806.59        100
                                       6.000            806.59
    EUGENE           OR   97405          1            07/29/03         23
    0436280580                           05           09/01/03          0
    3392055                              O            08/01/33
    0


    8535406          P29/G01             F          163,350.00         ZZ
                                         360        163,237.58          1
                                       7.875          1,184.40         99
                                       7.625          1,184.40
    ZIMMERMAN        MN   55398          5            07/25/03         23
    0436289425                           05           09/01/03          0
    12628478                             O            08/01/33
    0


    8535656          T23/G01             F          136,000.00         ZZ
                                         360        135,888.52          1
                                       7.000            904.81        104
                                       6.750            904.81
    CINCINNATI       OH   45240          1            07/31/03         23
    0436270698                           05           09/01/03          0
    6683                                 O            08/01/33
    0


    8535836          T23/G01             F           47,277.00         ZZ
                                         360         47,223.79          1
                                       8.875            376.16        103
                                       8.625            376.16
    VERSAILLES       OH   45380          1            07/25/03         23
    0436269559                           05           08/25/03          0
    6659                                 O            07/25/33
    0


    8535846          L76/G01             F          100,980.00         ZZ
                                         360        100,905.06          1
                                       7.500            706.07         99
                                       7.250            706.07
    KANSAS CITY      MO   64118          5            06/30/03         23
    0436296214                           05           09/01/03          0
    991970                               O            08/01/33
    0
1




    8535888          U96/G01             F          165,850.00         ZZ
                                         360        165,723.81          1
                                       7.375          1,145.48        107
                                       7.125          1,145.48
    KAMUELA          HI   96743          1            07/30/03         23
    0436269401                           01           09/01/03          0
    030700233                            O            08/01/33
    0


    8535954          U35/G01             F           63,860.00         ZZ
                                         360         63,811.40          2
                                       7.375            441.07        103
                                       7.125            441.07
    NEW LONDON       WI   54961          1            07/31/03         23
    0436401657                           05           09/01/03          0
    12731147                             O            08/01/33
    0


    8535994          U35/G01             F          105,930.00         ZZ
                                         360        105,838.80          1
                                       6.750            687.06        107
                                       6.500            687.06
    APPLETON         WI   54915          1            07/18/03         23
    0436469365                           05           09/01/03          0
    12563381                             O            08/01/33
    0


    8536056          U35/G01             F           69,010.00         ZZ
                                         360         68,953.43          1
                                       7.000            459.13        100
                                       6.750            459.13
    RIPON            WI   54971          1            07/18/03         23
    0436479992                           05           09/01/03          0
    12554623                             O            08/01/33
    0


    8536502          N56/G01             F           80,000.00         ZZ
                                         360         79,932.79          1
                                       6.875            525.54        100
                                       6.625            525.54
    LINCOLN PARK     MI   48146          1            07/31/03         23
    0436276273                           05           09/01/03          0
    7922228                              O            08/01/33
    0
1




    8536626          642/G01             F          172,500.00         ZZ
                                         360        172,500.00          1
                                       8.000          1,265.74        103
                                       7.750          1,265.74
    TOLLAND          CT   06084          1            08/01/03         23
    0436291124                           05           10/01/03          0
    05244803                             O            09/01/33
    0


    8538253          Q64/G01             F          112,000.00         ZZ
                                         360        111,515.26          1
                                       7.875            812.08        100
                                       7.625            812.08
    ORLANDO          FL   32835          1            03/03/03         23
    0436053235                           01           04/01/03          0
    0105339709                           O            03/01/33
    0


    8538496          G34/G01             F          152,400.00         ZZ
                                         360        152,271.97          1
                                       6.875          1,001.16        103
                                       6.625          1,001.16
    LAS VEGAS        NV   89130          1            07/30/03         23
    0436374524                           05           09/01/03          0
    77309165                             O            08/01/33
    0


    8538528          U35/G01             F          173,000.00         ZZ
                                         360        172,854.66          1
                                       6.875          1,136.49        103
                                       6.625          1,136.49
    FRESNO           CA   93720          1            07/29/03         23
    0436402093                           05           09/01/03          0
    12657169                             O            08/01/33
    0


    8538568          T23/G01             F          123,000.00         ZZ
                                         360        122,886.08          1
                                       6.375            767.36        105
                                       6.125            767.36
    MIDDLETOWN       OH   45042          1            07/29/03         23
    0436298665                           05           09/01/03          0
    6673                                 O            08/01/33
    0
1




    8538658          U35/G01             F           90,000.00         ZZ
                                         360         89,934.87          1
                                       7.625            637.01         95
                                       7.375            637.01
    NEW CARLISLE     OH   45344          1            07/31/03         23
    0436404123                           01           09/01/03          0
    12713661                             O            08/01/33
    0


    8538682          P29/G01             F           75,500.00         ZZ
                                         360         75,433.39          1
                                       6.625            483.43         99
                                       6.375            483.43
    DES MOINES       IA   50314          2            07/24/03         23
    0436278063                           05           09/01/03          0
    12645794                             O            08/01/33
    0


    8538714          T23/G01             F          173,340.00         ZZ
                                         180        172,787.15          1
                                       6.875          1,545.94        107
                                       6.625          1,545.94
    BUTLER           PA   16001          5            07/29/03         23
    0436338008                           05           09/04/03          0
    6672                                 O            08/04/18
    0


    8538808          X91/G01             F          347,750.00         ZZ
                                         360        347,403.81          1
                                       6.000          2,084.94        107
                                       5.750          2,084.94
    MILILANI         HI   96789          1            07/17/03         23
    0436299150                           03           09/01/03          0
    807943                               O            08/01/33
    0


    8538881          U05/G01             F          115,900.00         ZZ
                                         360        115,321.58          1
                                       7.000            771.09         95
                                       6.750            771.09
    GLENDALE         AZ   85304          1            02/25/03         23
    0435958541                           05           04/01/03          0
    3315692                              N            03/01/33
    0
1




    8538926          L57/G01             F           50,160.00         ZZ
                                         360         50,121.87          1
                                       7.380            346.61         95
                                       7.130            346.61
    BIRMINGHAM       AL   35205          1            07/24/03         23
    0436430854                           05           09/01/03          0
    2003218                              N            08/01/33
    0


    8538930          B57/G01             F           63,650.00         ZZ
                                         360         63,597.82          1
                                       7.000            423.47         95
                                       6.750            423.47
    ORLANDO          FL   32808          1            07/11/03         23
    0436418784                           05           09/01/03          0
    21002017                             N            08/01/33
    0


    8538968          J40/G01             F          105,575.00         ZZ
                                         360        105,505.94          1
                                       8.125            783.89        103
                                       7.875            783.89
    BRADENTON        FL   34205          1            07/29/03         23
    0436374466                           05           09/01/03          0
    1130224                              O            08/01/33
    0


    8539006          532/G01             F          155,530.00         ZZ
                                         360        155,530.00          1
                                       8.500          1,195.89        103
                                       8.250          1,195.89
    KNIGHTDALE       NC   27545          1            07/28/03         23
    0436295802                           05           10/01/03          0
    PF03174                              O            09/01/33
    0


    8539012          B39/G01             F          149,900.00         ZZ
                                         360        149,776.89          1
                                       6.990            996.28        100
                                       6.740            996.28
    BROOKLYN PARK    MN   55443          1            07/31/03         23
    0436273734                           07           09/01/03          0
    20033279F                            O            08/01/33
    0
1




    8539016          B57/G01             F          179,500.00         ZZ
                                         360        179,337.73          1
                                       6.500          1,134.56        104
                                       6.250          1,134.56
    LONG BEACH       CA   90804          1            07/22/03         23
    0436273809                           01           09/01/03          0
    21002052                             O            08/01/33
    0


    8539018          N67/G01             F          160,150.00         ZZ
                                         360        159,477.21          1
                                       7.875          1,161.20        103
                                       7.625          1,161.20
    PORTLAND         OR   97211          1            07/21/03         23
    0436295695                           05           09/01/03          0
    3281000250                           O            08/01/33
    0


    8539020          L86/G01             F          166,000.00         ZZ
                                         360        165,842.49          1
                                       6.250          1,022.09        100
                                       6.000          1,022.09
    PALMDALE         CA   93552          1            07/17/03         23
    0436319230                           05           09/01/03          0
    20515361                             O            08/01/33
    0


    8539214          T23/G01             F           70,040.00         ZZ
                                         360         69,948.05          1
                                       8.125            520.05        103
                                       7.875            520.05
    GREENVILLE       OH   45331          1            07/30/03         23
    0436272470                           05           08/30/03          0
    6679                                 O            07/30/33
    0


    8539580          U85/G01             F          158,500.00         ZZ
                                         360        158,382.38          1
                                       7.500          1,108.25        100
                                       7.250          1,108.25
    BLACK RIVER FAL  WI   54615          1            07/25/03         23
    0436293500                           05           09/01/03          0
    TQS372                               O            08/01/33
    0
1




    8539650          F34/G01             F          169,500.00         ZZ
                                         360        169,374.21          1
                                       7.500          1,185.17        103
                                       7.250          1,185.17
    MARSHALL         VA   20115          1            08/05/03         23
    0436303705                           05           09/01/03          0
    13307002                             O            08/01/33
    0


    8539692          G27/G01             F          179,910.00         ZZ
                                         360        179,735.14          1
                                       6.125          1,093.15        107
                                       5.875          1,093.15
    BAKERSFIELD      CA   93312          1            07/18/03         23
    0436293351                           05           09/01/03          0
    20303096                             O            08/01/33
    0


    8539738          W30/G01             F          101,712.00         ZZ
                                         360        101,636.51          1
                                       7.500            711.19        103
                                       7.250            711.19
    LOWELL           MA   01854          1            07/29/03         23
    0436342232                           01           09/01/03          0
    117845401                            O            08/01/33
    0


    8539912          J95/G01             F          162,640.00         ZZ
                                         360        162,474.18          2
                                       5.875            962.08        107
                                       5.625            962.08
    CLEVELAND        OH   44111          1            07/10/03         23
    0436319057                           05           09/01/03          0
    0043923663                           O            08/01/33
    0


    8540118          W30/G01             F          550,500.00         ZZ
                                         360        550,014.31          1
                                       6.625          3,524.91        101
                                       6.375          3,524.91
    STAMFORD         CT   06907          1            07/31/03         23
    0436322051                           05           09/01/03          0
    0751915                              O            08/01/33
    0
1




    8540896          X31/G01             F          265,000.00         ZZ
                                         360        264,771.85          1
                                       6.750          1,718.78        100
                                       6.500          1,718.78
    CHINO HILLS      CA   91709          1            07/22/03         23
    0436321921                           05           09/01/03          0
    80001907                             O            08/01/33
    0


    8541020          W45/G01             F           91,200.00         ZZ
                                         360         91,125.24          1
                                       7.000            606.76        107
                                       6.750            606.76
    SAN BERNADINO    CA   92411          1            07/29/03         23
    0436416499                           05           09/01/03          0
    0307070302                           O            08/01/33
    0


    8541044          Y13/G01             F           92,000.00         ZZ
                                         360         92,000.00          1
                                       7.125            619.82        107
                                       6.875            619.82
    REISTERSTOWN     MD   21136          5            08/01/03         23
    0436349344                           01           10/01/03          0
    990439                               O            09/01/33
    0


    8541336          X67/G01             F          183,600.00         ZZ
                                         360        183,488.77          1
                                       8.500          1,411.73        102
                                       8.250          1,411.73
    CHICAGO          IL   60626          1            07/23/03         23
    0436297543                           01           09/01/03          0
    00287312                             O            08/01/33
    0


    8541346          685/G01             F           57,250.00         ZZ
                                         360         57,201.90          1
                                       6.875            376.09        107
                                       6.625            376.09
    STURGIS          SD   57785          1            07/31/03         23
    0436327159                           05           09/01/03          0
    212588                               O            08/01/33
    0
1




    8541372          X91/G01             F          143,000.00         ZZ
                                         360        142,888.45          1
                                       7.250            975.51        103
                                       7.000            975.51
    WAIANAE          HI   96792          5            07/25/03         23
    0436335830                           05           09/01/03          0
    805705                               O            08/01/33
    0


    8541380          L20/G01             F          142,000.00         ZZ
                                         360        141,851.75          1
                                       5.750            828.67        105
                                       5.500            828.67
    GOODYEAR         AZ   85338          1            07/31/03         23
    0436428213                           03           09/01/03          0
    1171270005                           O            08/01/33
    0


    8541664          U35/G01             F           32,500.00         ZZ
                                         360         32,480.31          1
                                       8.500            249.90        100
                                       8.250            249.90
    KEWANEE          IL   61443          1            07/30/03         23
    0436404503                           05           09/01/03          0
    12660878                             O            08/01/33
    0


    8541774          G51/G01             F          104,500.00         ZZ
                                         360        104,422.45          1
                                       7.500            730.68         95
                                       7.250            730.68
    COLORADO SPRING  CO   80916          1            07/28/03         23
    0436304026                           05           09/01/03          0
    20007308                             N            08/01/33
    0


    8541792          G33/G01             F          123,500.00         ZZ
                                         360        123,406.03          1
                                       7.375            852.98         95
                                       7.125            852.98
    COPPELL          TX   75019          1            07/23/03         23
    0436384952                           05           09/01/03          0
    368560                               N            08/01/33
    0
1




    8541800          G33/G01             F           93,900.00         ZZ
                                         360         93,844.57          1
                                       8.625            730.34        100
                                       8.375            730.34
    ST LOUIS         MO   63104          1            07/18/03         23
    0436384879                           05           09/01/03          0
    373567                               O            08/01/33
    0


    8541812          G33/G01             F           84,000.00         ZZ
                                         360         83,952.91          1
                                       8.875            668.34        100
                                       8.625            668.34
    HOUSTON          TX   77067          1            07/16/03         23
    0436384945                           05           09/01/03          0
    374153                               O            08/01/33
    0


    8541824          G33/G01             F           76,500.00         ZZ
                                         360         76,446.00          1
                                       7.750            548.06        100
                                       7.500            548.06
    LOUISVILLE       KY   40216          1            07/25/03         23
    0436385017                           05           09/01/03          0
    378187                               O            08/01/33
    0


    8541834          G33/G01             F          154,900.00         ZZ
                                         360        154,632.51          1
                                       6.750          1,004.68        100
                                       6.500          1,004.68
    CHARLOTTE        NC   28216          1            07/03/03         23
    0436384804                           05           08/01/03          0
    382260                               O            07/01/33
    0


    8541842          G33/G01             F           84,000.00         ZZ
                                         180         83,865.26          1
                                       7.125            565.92        100
                                       6.875            565.92
    VIRGINIA BEACH   VA   23454          1            06/30/03         23
    0436384820                           01           08/01/03          0
    393550                               O            07/01/18
    0
1




    8541854          G33/G01             F          151,000.00         ZZ
                                         360        150,856.73          1
                                       6.250            929.73        100
                                       6.000            929.73
    VIRGINIA BEACH   VA   23456          1            07/18/03         23
    0436384846                           03           09/01/03          0
    393774                               O            08/01/33
    0


    8541868          G33/G01             F          123,900.00         ZZ
                                         360        123,808.05          1
                                       7.500            866.33        100
                                       7.250            866.33
    HENDERSON        NV   89015          1            07/15/03         23
    0436384762                           05           09/01/03          0
    395620                               O            08/01/33
    0


    8541878          G33/G01             F           93,000.00         ZZ
                                         360         92,917.95          1
                                       6.625            595.49        100
                                       6.375            595.49
    COLEMAN          TX   76834          1            07/11/03         23
    0436384788                           05           09/01/03          0
    398622                               O            08/01/33
    0


    8541888          G33/G01             F           99,900.00         ZZ
                                         360         99,837.91          1
                                       8.375            759.31        100
                                       8.125            759.31
    GRAIN VALLEY     MO   64029          1            07/11/03         23
    0436384747                           05           09/01/03          0
    398747                               O            08/01/33
    0


    8541962          408/G01             F          172,526.00         ZZ
                                         360        172,373.78          1
                                       6.625          1,104.71        107
                                       6.375          1,104.71
    KANSAS CITY      MO   64157          1            07/24/03         23
    0436291447                           05           09/01/03          0
    703037356                            O            08/01/33
    0
1




    8542886          808/G01             F          250,550.00         ZZ
                                         360        250,339.50          1
                                       6.875          1,645.94        107
                                       6.625          1,645.94
    FONTANA          CA   92335          1            07/17/03         23
    0436346977                           05           09/01/03          0
    9330632                              O            08/01/33
    0


    8542898          K15/G01             F          358,500.00         ZZ
                                         360        357,378.73          1
                                       6.625          2,295.51        103
                                       6.375          2,295.51
    OAKLEY           CA   94561          5            07/09/03         23
    0436290084                           05           09/01/03          0
    026605511331                         O            08/01/33
    0


    8543086          808/G01             F          210,000.00         ZZ
                                         360        209,805.50          1
                                       6.375          1,310.13        100
                                       6.125          1,310.13
    MODESTO          CA   95355          1            07/14/03         23
    0436286074                           05           09/01/03          0
    9432940                              O            08/01/33
    0


    8543148          K15/G01             F           66,900.00         ZZ
                                         360         66,814.38          1
                                       8.250            502.60        103
                                       8.000            502.60
    MIDLAND          PA   15059          5            06/25/03         23
    0436290209                           05           08/01/03          0
    046600121049                         O            07/01/33
    0


    8543232          K15/G01             F          107,100.00         ZZ
                                         360        107,014.36          1
                                       7.125            721.55        103
                                       6.875            721.55
    NORTH CANTON     OH   44720          5            07/28/03         23
    0436288864                           05           09/01/03          0
    028005510764                         O            08/01/33
    0
1




    8543288          K15/G01             F          252,300.00         ZZ
                                         360        252,130.71          1
                                       8.000          1,851.29        103
                                       7.750          1,851.29
    ORTONVILLE       MI   48462          2            07/28/03         23
    0436295737                           05           09/01/03          0
    035605517936                         O            08/01/33
    0


    8543292          R17/G01             F          122,000.00         ZZ
                                         180        121,584.94          1
                                       6.125          1,037.77        106
                                       5.875          1,037.77
    HARRISBURG       PA   17113          5            07/24/03         23
    0436346241                           05           09/01/03          0
    1000361224                           O            08/01/18
    0


    8543300          K15/G01             F          108,100.00         ZZ
                                         360        108,029.29          1
                                       8.125            802.64        103
                                       7.875            802.64
    HUBER HEIGHTS    OH   45424          5            07/22/03         23
    0436296099                           05           09/01/03          0
    027805509984                         O            08/01/33
    0


    8543416          K15/G01             F          270,000.00         ZZ
                                         360        269,731.21          1
                                       6.000          1,618.79        106
                                       5.750          1,618.79
    LAS VEGAS        NV   89135          5            07/26/03         23
    0436294128                           03           09/01/03          0
    022205519386                         O            08/01/33
    0


    8543417          X67/G01             F          149,000.00         ZZ
                                         360        148,133.80          1
                                       7.500          1,041.83        100
                                       7.250          1,041.83
    CHARLESTOWN      WV   25414          1            02/27/03         23
    0435558275                           05           04/01/03          0
    00241654                             O            03/01/33
    0
1




    8543510          K15/G01             F          149,300.00         ZZ
                                         360        149,202.34          1
                                       8.125          1,108.55        103
                                       7.875          1,108.55
    WILLLINGBORO     NJ   08046          5            07/21/03         23
    0436295844                           05           09/01/03          0
    030805518241                         O            08/01/33
    0


    8544000          J95/G01             F          261,950.00         ZZ
                                         360        261,729.93          1
                                       6.875          1,720.83        103
                                       6.625          1,720.83
    AUBURN           WA   98001          2            07/09/03         23
    0436294490                           05           09/01/03          0
    0042654624                           O            08/01/33
    0


    8544080          W40/G01             F          125,660.00         ZZ
                                         360        125,566.75          1
                                       7.500            878.63        103
                                       7.250            878.63
    ROSEVILLE        MI   48066          5            07/29/03         00
    0436314603                           05           09/01/03          0
    1010024608                           O            08/01/33
    0


    8544156          A03/G01             F          178,100.00         ZZ
                                         360        177,964.48          1
                                       7.375          1,230.09         99
                                       7.125          1,230.09
    ROMEO            MI   48065          1            07/25/03         23
    0436330732                           01           09/01/03          0
    00030622497                          O            08/01/33
    0


    8544304          U05/G01             F          185,270.00         ZZ
                                         360        185,085.56          1
                                       6.000          1,110.79         97
                                       5.750          1,110.79
    STOCKTON         CA   95206          1            07/15/03         23
    0436295596                           05           09/01/03          0
    3390191                              O            08/01/33
    0
1




    8544306          U05/G01             F          104,860.00         ZZ
                                         360        104,767.48          1
                                       6.625            671.43        107
                                       6.375            671.43
    NAMPA            ID   83687          2            07/24/03         23
    0436292056                           05           09/01/03          0
    3391082                              O            08/01/33
    0


    8544364          W40/G01             F           94,760.00         ZZ
                                         360         94,689.67          1
                                       7.500            662.58        103
                                       7.250            662.58
    CAMP VERDE       AZ   86322          2            07/31/03         00
    0436298681                           05           09/01/03          0
    1000024751                           O            08/01/33
    0


    8544446          U05/G01             F           98,400.00         ZZ
                                         360         98,323.24          1
                                       7.250            671.26        106
                                       7.000            671.26
    TWIN FALLS       ID   83301          2            07/24/03         23
    0436295745                           05           09/01/03          0
    3350991                              O            08/01/33
    0


    8544552          Y36/G01             F          117,800.00         ZZ
                                         360        117,447.03          1
                                       7.500            823.67         95
                                       7.250            823.67
    SARASOTA         FL   34232          1            04/15/03         23
    0436348403                           05           06/01/03          0
    0005500145                           N            05/01/33
    0


    8544688          Q64/G01             F           94,000.00         ZZ
                                         360         93,943.05          1
                                       8.500            722.78         99
                                       8.250            722.78
    COLUMBUS         OH   43206          5            07/18/03         23
    0436316616                           05           09/01/03          0
    2113100186                           O            08/01/33
    0
1




    8544690          Q64/G01             F           97,900.00         ZZ
                                         360         97,827.34          1
                                       7.500            684.54        100
                                       7.250            684.54
    MONROE           LA   71203          1            07/24/03         23
    0436358139                           05           09/01/03          0
    0308014703                           O            08/01/33
    0


    8544698          B44/G01             F          119,700.00         ZZ
                                         360        119,586.43          1
                                       6.250            737.01        103
                                       6.000            737.01
    BOISE            ID   83716          1            07/25/03         23
    0436297816                           03           09/01/03          0
    4031685                              O            08/01/33
    0


    8544699          964/G01             F          177,000.00         ZZ
                                         360        176,132.84          1
                                       7.625          1,252.80        100
                                       7.375          1,252.80
    LAS VEGAS        NV   89130          1            03/10/03         23
    0435558143                           05           05/01/03          0
    367206                               O            04/01/33
    0


    8545670          E22/G01             F          170,500.00         ZZ
                                         360        170,349.57          1
                                       6.625          1,091.73        104
                                       6.375          1,091.73
    BRANDON          MS   39047          1            07/31/03         23
    0417367109                           03           09/01/03          0
    0417367109                           O            08/01/33
    0


    8545680          E22/G01             F          135,500.00         ZZ
                                         360        135,500.00          1
                                       6.500            856.45        107
                                       6.250            856.45
    LAKE WORTH       FL   33460          1            08/05/03         23
    0417437381                           05           10/01/03          0
    0417437381                           O            09/01/33
    0
1




    8545690          E22/G01             F          216,197.00         ZZ
                                         360        216,197.00          1
                                       8.250          1,624.22        103
                                       8.000          1,624.22
    EAST HADDAM      CT   06423          1            08/05/03         23
    0417473519                           05           10/01/03          0
    0417473519                           O            09/01/33
    0


    8545704          E22/G01             F          187,400.00         ZZ
                                         360        187,271.03          1
                                       7.875          1,358.78        103
                                       7.625          1,358.78
    OLD BRIDGE TOWN  NJ   08879          5            07/31/03         23
    0417498482                           05           09/01/03          0
    0417498482                           O            08/01/33
    0


    8545720          E22/G01             F          183,000.00         ZZ
                                         360        182,860.75          1
                                       7.375          1,263.94        100
                                       7.125          1,263.94
    NEWMAN LAKE      WA   99025          1            07/28/03         23
    0417559499                           05           09/01/03          0
    0417559499                           O            08/01/33
    0


    8545728          E22/G01             F          185,900.00         ZZ
                                         360        185,765.45          1
                                       7.625          1,315.79        100
                                       7.375          1,315.79
    GIG HARBOR       WA   98332          1            07/30/03         23
    0417571221                           05           09/01/03          0
    0417571221                           O            08/01/33
    0


    8545746          E22/G01             F          169,950.00         ZZ
                                         360        169,950.00          1
                                       6.625          1,088.21         97
                                       6.375          1,088.21
    COLORADO SPRING  CO   80920          2            07/30/03         23
    0417631249                           05           10/01/03          0
    0417631249                           O            09/01/33
    0
1




    8545764          E22/G01             F          185,300.00         ZZ
                                         360        185,165.89          1
                                       7.625          1,311.54        102
                                       7.375          1,311.54
    HATTIESBURG      MS   39402          5            07/31/03         23
    0417672409                           05           09/01/03          0
    0417672409                           O            08/01/33
    0


    8545806          E22/G01             F           85,600.00         ZZ
                                         360         84,812.31          1
                                       6.750            555.20        107
                                       6.500            555.20
    ALBANY           OR   97322          1            07/28/03         23
    0417744125                           05           09/01/03          0
    0417744125                           O            08/01/33
    0


    8545818          E22/G01             F          186,500.00         ZZ
                                         360        186,331.40          1
                                       6.500          1,178.81        100
                                       6.250          1,178.81
    ELLENSBURG       WA   98926          5            07/28/03         23
    0417772134                           05           09/01/03          0
    0417772134                           O            08/01/33
    0


    8545824          E22/G01             F           41,200.00         ZZ
                                         360         41,168.65          2
                                       7.375            284.56        103
                                       7.125            284.56
    MEMPHIS          TN   38106          1            08/04/03         23
    0417780566                           05           09/01/03          0
    0417780566                           O            08/01/33
    0


    8545826          E22/G01             F          200,850.00         ZZ
                                         360        200,708.25          1
                                       7.750          1,438.91        103
                                       7.500          1,438.91
    JUNCTION CITY    OR   97448          1            07/23/03         23
    0417785318                           05           09/01/03          0
    0417785318                           O            08/01/33
    0
1




    8545898          E22/G01             F          165,000.00         ZZ
                                         360        164,868.05          1
                                       7.125          1,111.64         98
                                       6.875          1,111.64
    PUYALLUP         WA   98374          5            07/28/03         23
    0417893419                           05           09/01/03          0
    0417893419                           O            08/01/33
    0


    8545912          E22/G01             F          170,980.00         ZZ
                                         360        170,980.00          1
                                       6.375          1,066.69        103
                                       6.125          1,066.69
    RENO             NV   89503          1            07/31/03         23
    0417907557                           05           10/01/03          0
    0417907557                           O            09/01/33
    0


    8545920          E22/G01             F          130,700.00         ZZ
                                         360        130,578.94          1
                                       6.375            815.40        103
                                       6.125            815.40
    WEST RICHLAND    WA   99353          1            07/31/03         23
    0417914991                           05           09/01/03          0
    0417914991                           O            08/01/33
    0


    8545952          E22/G01             F          207,396.00         ZZ
                                         360        207,221.77          1
                                       6.875          1,362.44        104
                                       6.625          1,362.44
    BRANDON          FL   33510          1            08/05/03         23
    0417954997                           05           09/01/03          0
    0417954997                           O            08/01/33
    0


    8545974          E22/G01             F          166,345.00         ZZ
                                         360        166,345.00          1
                                       7.875          1,206.12        103
                                       7.625          1,206.12
    LOUISVILLE       KY   40216          1            08/05/03         23
    0417977659                           05           10/01/03          0
    0417977659                           O            09/01/33
    0
1




    8545980          E22/G01             F          111,000.00         ZZ
                                         360        110,899.65          1
                                       6.500            701.60        100
                                       6.250            701.60
    EVERETT          WA   98208          1            07/29/03         23
    0417984929                           01           09/01/03          0
    0417984929                           O            08/01/33
    0


    8546010          E22/G01             F          185,142.00         ZZ
                                         360        185,020.90          1
                                       8.125          1,374.67        103
                                       7.875          1,374.67
    SANDY            OR   97055          1            08/01/03         23
    0418026571                           05           09/01/03          0
    0418026571                           O            08/01/33
    0


    8546014          E22/G01             F          161,450.00         ZZ
                                         360        161,314.36          1
                                       6.875          1,060.61        101
                                       6.625          1,060.61
    LAKE ZURICH      IL   60047          5            07/31/03         23
    0418034427                           05           09/01/03          0
    0418034427                           O            08/01/33
    0


    8546026          E22/G01             F          198,378.00         ZZ
                                         360        198,230.77          1
                                       7.500          1,387.09        103
                                       7.250          1,387.09
    SACRAMENTO       CA   95823          1            07/25/03         23
    0418058350                           03           09/01/03          0
    0418058350                           O            08/01/33
    0


    8546034          E22/G01             F          180,500.00         ZZ
                                         360        180,500.00          1
                                       7.750          1,293.12         95
                                       7.500          1,293.12
    AURORA           CO   80015          1            08/05/03         23
    0418088100                           05           10/01/03          0
    0418088100                           N            09/01/33
    0
1




    8546040          E22/G01             F          123,400.00         ZZ
                                         360        123,293.76          1
                                       6.750            800.37        100
                                       6.500            800.37
    DENHAM SPRINGS   LA   70726          1            08/04/03         23
    0418100541                           05           09/01/03          0
    0418100541                           O            08/01/33
    0


    8546044          E22/G01             F          250,290.00         ZZ
                                         360        250,290.00          1
                                       6.750          1,623.38        103
                                       6.500          1,623.38
    SACRAMENTO       CA   95817          1            07/30/03         23
    0418119525                           05           10/01/03          0
    0418119525                           O            09/01/33
    0


    8546132          Y10/G01             F          172,270.00         ZZ
                                         360        172,132.24          1
                                       7.125          1,160.61        107
                                       6.875          1,160.61
    PLANTATION       FL   33324          1            07/25/03         23
    0436273718                           03           09/01/03          0
    1873348                              O            08/01/33
    0


    8546134          Y10/G01             F          181,750.00         ZZ
                                         180        181,604.66          1
                                       7.125          1,224.48        107
                                       6.875          1,224.48
    THORNTON         CO   80241          2            07/18/03         23
    0436273726                           03           09/01/03          0
    1868967                              O            08/01/18
    0


    8546136          Y10/G01             F          125,000.00         ZZ
                                         360        124,907.23          1
                                       7.500            874.02        100
                                       7.250            874.02
    LONG BEACH       CA   90805          1            07/16/03         23
    0436314082                           01           09/01/03          0
    1872795                              O            08/01/33
    0
1




    8546170          642/G01             F          117,700.00         ZZ
                                         360        117,603.52          1
                                       7.000            783.06        107
                                       6.750            783.06
    PHILADELPHIA     PA   19148          1            07/24/03         23
    0436294110                           07           09/01/03          0
    04192503                             O            08/01/33
    0


    8546246          N67/G01             F           88,350.00         ZZ
                                         360         88,282.77          1
                                       7.375            610.21         95
                                       7.125            610.21
    HOUSTON          TX   77033          1            07/30/03         23
    0436275473                           05           09/01/03          0
    1161005472                           N            08/01/33
    0


    8546264          R65/G01             F          190,000.00         ZZ
                                         360        189,855.43          1
                                       7.375          1,312.28        100
                                       7.125          1,312.28
    SILVER SPRING    MD   20902          1            07/31/03         23
    0436373609                           07           09/01/03          0
    0000001673                           O            08/01/33
    0


    8546348          R65/G01             F           49,750.00         ZZ
                                         360         49,708.21          1
                                       6.875            326.82        107
                                       6.625            326.82
    LYKENS           PA   17048          1            07/30/03         23
    0436286181                           05           09/01/03          0
    0000001674                           O            08/01/33
    0


    8546354          940/G01             F          358,000.00         ZZ
                                         360        357,699.23          1
                                       6.875          2,351.81        104
                                       6.625          2,351.81
    RANCHO CUCAMONG  CA   91730          5            07/14/03         23
    0436307599                           05           09/01/03          0
    23030489                             O            08/01/33
    0
1




    8546358          642/G01             F          206,000.00         ZZ
                                         360        205,850.90          1
                                       7.625          1,458.06        100
                                       7.375          1,458.06
    CHAMPLIN         MN   55316          1            07/29/03         23
    0436292692                           05           09/01/03          0
    07113103                             O            08/01/33
    0


    8546408          R80/G01             F          139,016.00         ZZ
                                         360        138,907.56          1
                                       7.250            948.33         95
                                       7.000            948.33
    GILBERT          AZ   85234          1            07/17/03         23
    0436293740                           03           09/01/03          0
    43483                                N            08/01/33
    0


    8546414          W39/G01             F          133,750.00         ZZ
                                         360        133,673.04          1
                                       8.750          1,052.22        103
                                       8.500          1,052.22
    YUKON            OK   73099          1            07/31/03         23
    0436318166                           05           09/01/03          0
    PNI37015                             O            08/01/33
    0


    8546424          R65/G01             F          102,400.00         ZZ
                                         360        102,313.97          1
                                       6.875            672.70        105
                                       6.625            672.70
    TAMPA            FL   33624          1            07/21/03         23
    0436285613                           09           09/01/03          0
    0000001666                           O            08/01/33
    0


    8546426          T76/G01             F          212,000.00         ZZ
                                         360        211,834.62          1
                                       7.250          1,446.21        100
                                       7.000          1,446.21
    NEW LENOX        IL   60451          1            07/25/03         23
    0436339428                           09           09/01/03          0
    11769                                O            08/01/33
    0
1




    8546430          U05/G01             F          136,500.00         ZZ
                                         360        136,393.52          1
                                       7.250            931.17        100
                                       7.000            931.17
    MIAMI            FL   33147          1            07/23/03         04
    0436293161                           05           09/01/03         35
    3388150                              O            08/01/33
    0


    8546432          642/G01             F          181,900.00         ZZ
                                         360        181,900.00          1
                                       7.500          1,271.87        107
                                       7.250          1,271.87
    BLOOMINGTON      MN   55438          5            08/01/03         23
    0436293757                           09           10/01/03          0
    05121203                             O            09/01/33
    0


    8546448          L76/G01             F           82,500.00         ZZ
                                         360         82,419.81          1
                                       6.125            501.28        102
                                       5.875            501.28
    BLOOMING PRAIRI  MN   55917          1            07/30/03         23
    0436343180                           05           09/01/03          0
    9507728                              O            08/01/33
    0


    8546458          T76/G01             F          124,655.00         ZZ
                                         360        124,567.02          1
                                       7.750            893.04        107
                                       7.500            893.04
    SILVER SPRING    MD   20904          1            07/31/03         23
    0436345557                           01           09/01/03          0
    BTA03010604G                         O            08/01/33
    0


    8546470          T76/G01             F          142,500.00         ZZ
                                         360        142,391.57          1
                                       7.375            984.21         95
                                       7.125            984.21
    CHICAGO          IL   60643          1            08/01/03         23
    0436338941                           05           09/01/03          0
    11798                                N            08/01/33
    0
1




    8546532          R17/G01             F          287,800.00         ZZ
                                         360        287,546.08          1
                                       6.625          1,842.82        107
                                       6.375          1,842.82
    PHILADELPHIA     PA   19115          1            07/25/03         23
    0436297774                           05           09/01/03          0
    1000347648                           O            08/01/33
    0


    8546538          G75/G01             F          202,000.00         ZZ
                                         360        201,846.29          1
                                       7.375          1,395.17        103
                                       7.125          1,395.17
    CHERRY HILL      NJ   08034          1            07/30/03         23
    0436285472                           05           09/01/03          0
    05245166                             O            08/01/33
    0


    8546540          J95/G01             F          120,500.00         ZZ
                                         360        120,391.06          1
                                       6.500            761.65        100
                                       6.250            761.65
    RALEIGH          NC   27604          1            07/18/03         23
    0436301105                           05           09/01/03          0
    44332195                             O            08/01/33
    0


    8546566          M45/G01             F          244,110.00         ZZ
                                         360        243,861.11          1
                                       5.875          1,444.01        103
                                       5.625          1,444.01
    ALEXANDRIA       VA   22309          1            07/21/03         23
    0436285878                           09           09/01/03          0
    A0503515                             O            08/01/33
    0


    8546568          642/G01             F          248,480.00         ZZ
                                         360        248,480.00          1
                                       7.000          1,653.14        104
                                       6.750          1,653.14
    CORONA           CA   92879          1            08/01/03         23
    0436300685                           01           10/01/03          0
    07231203                             O            09/01/33
    0
1




    8546666          U85/G01             F          122,500.00         ZZ
                                         360        122,413.54          1
                                       7.750            877.61        100
                                       7.500            877.61
    MAYVILLE         WI   53050          1            08/01/03         23
    0436294565                           05           09/01/03          0
    394702205                            O            08/01/33
    0


    8546668          P27/G01             F           56,100.00         ZZ
                                         360         56,100.00          1
                                       8.500            431.36        102
                                       8.250            431.36
    KLAMATH FALLS    OR   97603          5            07/31/03         23
    0436300735                           05           10/01/03          0
    2103700812                           O            09/01/33
    0


    8546672          E30/G01             F          202,500.00         ZZ
                                         360        202,325.65          1
                                       6.750          1,313.41        101
                                       6.500          1,313.41
    RISING SUN       MD   21911          5            07/29/03         23
    0436334932                           05           09/01/03          0
    B033032262                           O            08/01/33
    0


    8546674          X88/G01             F          101,650.00         ZZ
                                         360        101,570.71          1
                                       7.250            693.43        107
                                       7.000            693.43
    LAKELAND         FL   33805          5            07/21/03         23
    0436334593                           05           09/01/03          0
    1789                                 O            08/01/33
    0


    8546682          M45/G01             F          195,185.00         ZZ
                                         360        195,050.67          1
                                       7.875          1,415.23        103
                                       7.625          1,415.23
    SALT LAKE CITY   UT   84121          1            07/11/03         23
    0436305544                           01           09/01/03          0
    A0483486                             O            08/01/33
    0
1




    8546686          E22/G01             F          259,045.00         ZZ
                                         360        259,045.00          1
                                       7.250          1,767.14        103
                                       7.000          1,767.14
    SAN JOSE         CA   95133          1            07/30/03         23
    0417039625                           01           10/01/03          0
    0417039625                           O            09/01/33
    0


    8546732          E22/G01             F          148,912.00         ZZ
                                         360        148,777.38          2
                                       6.500            941.23         95
                                       6.250            941.23
    VANCOUVER        WA   98684          1            07/30/03         23
    0417280005                           05           09/01/03          0
    0417280005                           N            08/01/33
    0


    8546758          B43/G01             F          125,100.00         ZZ
                                         360        124,994.90          1
                                       6.875            821.82        107
                                       6.625            821.82
    TRAVELERS REST   SC   29690          1            07/29/03         23
    0436317150                           05           09/01/03          0
    38116                                O            08/01/33
    0


    8546760          E22/G01             F          304,950.00         ZZ
                                         360        304,706.14          1
                                       7.125          2,054.50        106
                                       6.875          2,054.50
    EATONVILLE       WA   98328          2            07/25/03         23
    0417406758                           05           09/01/03          0
    0417406758                           O            08/01/33
    0


    8546768          E22/G01             F          181,900.00         ZZ
                                         360        181,900.00          1
                                       6.625          1,164.73        107
                                       6.375          1,164.73
    SPANAWAY         WA   98387          1            07/30/03         23
    0417452356                           05           10/01/03          0
    0417452356                           O            09/01/33
    0
1




    8546800          E22/G01             F          161,195.00         ZZ
                                         360        161,078.33          1
                                       7.625          1,140.93        103
                                       7.375          1,140.93
    FOREST GROVE     OR   97116          1            08/01/03         23
    0417533593                           05           09/01/03          0
    0417533593                           O            08/01/33
    0


    8546816          E22/G01             F          217,330.00         ZZ
                                         360        217,330.00          1
                                       6.375          1,355.86        103
                                       6.125          1,355.86
    CARMICHAEL       CA   95608          1            07/29/03         23
    0417587508                           05           10/01/03          0
    0417587508                           O            09/01/33
    0


    8546832          E22/G01             F          146,500.00         ZZ
                                         360        146,500.00          1
                                       7.000            974.67        105
                                       6.750            974.67
    RIALTO           CA   92376          1            08/01/03         23
    0417632189                           05           10/01/03          0
    0417632189                           O            09/01/33
    0


    8546834          N67/G01             F          173,350.00         ZZ
                                         360        173,218.09          1
                                       7.375          1,197.29         95
                                       7.125          1,197.29
    SCOTTSDALE       AZ   85260          1            07/29/03         23
    0436277727                           09           09/01/03          0
    1781007003                           N            08/01/33
    0


    8546840          W35/G01             F          108,150.00         ZZ
                                         360        107,966.88          1
                                       6.850            708.66        103
                                       6.600            708.66
    FORT WAYNE       IN   46815          1            06/27/03         23
    0436318414                           05           08/01/03          0
    21196                                O            07/01/33
    0
1




    8546908          E22/G01             F          161,710.00         ZZ
                                         360        161,710.00          1
                                       6.750          1,048.85        103
                                       6.500          1,048.85
    ROYAL OAK        MI   48073          1            08/06/03         23
    0417748951                           05           10/01/03          0
    0417748951                           O            09/01/33
    0


    8546914          E22/G01             F          129,000.00         ZZ
                                         360        129,000.00          1
                                       7.125            869.10        100
                                       6.875            869.10
    EUGENE           OR   97405          1            07/31/03         23
    0417763877                           05           10/01/03          0
    0417763877                           O            09/01/33
    0


    8546936          E22/G01             F          159,000.00         ZZ
                                         360        158,887.77          1
                                       7.750          1,139.10        102
                                       7.500          1,139.10
    FORT LAUDERDALE  FL   33312          2            08/01/03         23
    0417798386                           05           09/01/03          0
    0417798386                           O            08/01/33
    0


    8546940          G75/G01             F          299,500.00         ZZ
                                         360        299,215.82          1
                                       6.250          1,844.08        104
                                       6.000          1,844.08
    LEESBURG         VA   20175          1            07/24/03         23
    0436286132                           09           09/01/03          0
    05019585                             O            08/01/33
    0


    8547044          E22/G01             F          150,380.00         ZZ
                                         360        150,380.00          1
                                       8.500          1,156.29        103
                                       8.250          1,156.29
    NORTH LAUDERDAL  FL   33068          1            08/06/03         23
    0417918075                           05           10/01/03          0
    0417918075                           O            09/01/33
    0
1




    8547060          E30/G01             F          351,500.00         ZZ
                                         360        351,500.00          1
                                       6.875          2,309.10        104
                                       6.625          2,309.10
    MURRIETA         CA   92562          1            08/01/03         23
    0436298756                           05           10/01/03          0
    B032037791                           O            09/01/33
    0


    8547112          E22/G01             F          123,600.00         ZZ
                                         360        123,600.00          1
                                       8.500            950.38        103
                                       8.250            950.38
    MIAMI            FL   33183          1            08/06/03         00
    0418047130                           09           10/01/03          0
    0418047130                           O            09/01/33
    0


    8547126          E22/G01             F          139,100.00         ZZ
                                         360        138,983.14          1
                                       6.875            913.79        107
                                       6.625            913.79
    BOWIE            MD   20716          1            08/06/03         23
    0418072401                           01           09/01/03          0
    0418072401                           O            08/01/33
    0


    8547178          E22/G01             F           60,000.00         ZZ
                                         360         59,950.82          1
                                       7.000            399.18        105
                                       6.750            399.18
    NORTH SALT LAKE  UT   84054          1            07/31/03         23
    0418190336                           01           09/01/03          0
    0418190336                           O            08/01/33
    0


    8547180          E22/G01             F          120,500.00         ZZ
                                         360        120,500.00          1
                                       8.625            937.24        103
                                       8.375            937.24
    EAST STROUDSBUR  PA   18301          1            08/06/03         23
    0418206934                           03           10/01/03          0
    0418206934                           O            09/01/33
    0
1




    8547182          588/G01             F          134,000.00         ZZ
                                         360        133,881.77          1
                                       6.625            858.02        107
                                       6.375            858.02
    WILMINGTON CITY  DE   19805          1            07/29/03         23
    0436296800                           05           09/01/03          0
    1102177                              O            08/01/33
    0


    8547190          E22/G01             F           68,575.00         T
                                         360         68,511.48          1
                                       6.375            427.82        103
                                       6.125            427.82
    GREAT FALLS      MT   59401          1            08/05/03         23
    0417930419                           05           09/01/03          0
    0417930419                           O            08/01/33
    0


    8547198          588/G01             F          170,590.00         ZZ
                                         360        170,435.79          1
                                       6.500          1,078.24        107
                                       6.250          1,078.24
    KNOXVILLE        MD   21758          1            07/01/03         23
    0436343123                           05           09/01/03          0
    1102747                              O            08/01/33
    0


    8547210          588/G01             F          251,150.00         ZZ
                                         360        250,911.70          1
                                       6.250          1,546.37        105
                                       6.000          1,546.37
    ASHBURN          VA   20147          1            07/29/03         23
    0436296503                           09           09/01/03          0
    1100489                              O            08/01/33
    0


    8547220          588/G01             F          231,750.00         ZZ
                                         360        231,578.01          1
                                       7.500          1,620.43        103
                                       7.250          1,620.43
    WEST NANTMEAL T  PA   19520          1            07/25/03         23
    0436296586                           05           09/01/03          0
    1101131                              O            08/01/33
    0
1




    8547226          W40/G01             F          156,560.00         ZZ
                                         360        156,452.26          1
                                       7.875          1,135.17        103
                                       7.625          1,135.17
    CHANDLER         AZ   85226          5            07/21/03         23
    0436300743                           05           09/01/03          0
    1000023849                           O            08/01/33
    0


    8547258          P01/G01             F          168,201.00         ZZ
                                         360        168,082.29          1
                                       7.750          1,205.01         99
                                       7.500          1,205.01
    TROY             NY   12180          1            07/31/03         23
    0436306807                           05           09/01/03          0
    1                                    O            08/01/33
    0


    8547264          588/G01             F          125,000.00         ZZ
                                         360        124,886.99          1
                                       6.500            790.09        100
                                       6.250            790.09
    WOODBRIDGE       VA   22192          1            07/25/03         23
    0436292718                           01           09/01/03          0
    1100959                              O            08/01/33
    0


    8547268          588/G01             F          161,550.00         ZZ
                                         360        161,410.91          1
                                       6.750          1,047.81        107
                                       6.500          1,047.81
    RIDLEY TOWNSHIP  PA   19033          1            07/30/03         23
    0436317895                           05           09/01/03          0
    1100913                              O            08/01/33
    0


    8547286          P01/G01             F          149,350.00         ZZ
                                         360        149,247.22          1
                                       7.875          1,082.89        103
                                       7.625          1,082.89
    SARATOGA SPRING  NY   12866          1            07/28/03         23
    0436306757                           05           09/01/03          0
    1                                    O            08/01/33
    0
1




    8547334          N46/G01             F           83,600.00         ZZ
                                         360         83,600.00          1
                                       6.750            542.23         95
                                       6.500            542.23
    CHARLOTTE        NC   28216          1            08/04/03         23
    0436296339                           05           10/01/03          0
    MORT1C2503                           N            09/01/33
    0


    8547370          X31/G01             F          165,850.00         ZZ
                                         360        165,692.63          1
                                       6.250          1,021.17        107
                                       6.000          1,021.17
    MESA             AZ   85203          1            07/29/03         23
    0436372999                           05           09/01/03          0
    70001179                             O            08/01/33
    0


    8547454          X31/G01             F          104,780.00         ZZ
                                         360        104,702.24          1
                                       7.500            732.64         95
                                       7.250            732.64
    PHOENIX          AZ   85037          1            07/31/03         23
    0436372957                           05           09/01/03          0
    70001234                             O            08/01/33
    0


    8547766          G34/G01             F          125,400.00         ZZ
                                         360        125,309.24          1
                                       7.625            887.57        100
                                       7.375            887.57
    NORTH LAS VEGAS  NV   89032          1            07/22/03         23
    0436393870                           05           09/01/03          0
    77308145                             O            08/01/33
    0


    8548152          W02/G01             F           94,160.00         ZZ
                                         360         94,070.48          1
                                       6.240            579.15        107
                                       5.990            579.15
    ST PETERSBURG    FL   33705          5            07/26/03         23
    0436402416                           05           09/01/03          0
    1002750370                           O            08/01/33
    0
1




    8548206          W02/G01             F          108,150.00         ZZ
                                         360        108,065.45          1
                                       7.240            737.05        103
                                       6.990            737.05
    LAKELAND         FL   33810          5            07/23/03         23
    0436382535                           05           09/01/03          0
    1002751310                           O            08/01/33
    0


    8548230          A06/G01             F          195,700.00         ZZ
                                         360        195,700.00          1
                                       7.500          1,368.37        103
                                       7.250          1,368.37
    LATHRUP VILLAGE  MI   48076          5            07/31/03         23
    0436314371                           05           10/01/03          0
    024000020316504                      O            09/01/33
    0


    8548282          642/G01             F          149,800.00         ZZ
                                         360        149,674.15          1
                                       6.875            984.08        107
                                       6.625            984.08
    TOOELE           UT   84074          5            07/28/03         23
    0436303606                           05           09/01/03          0
    07207503                             O            08/01/33
    0


    8548298          642/G01             F          133,900.00         ZZ
                                         360        133,807.85          1
                                       7.875            970.87        103
                                       7.625            970.87
    TOLEDO           OH   43623          5            07/21/03         23
    0436302434                           05           09/01/03          0
    04218403                             O            08/01/33
    0


    8548304          R17/G01             F          131,000.00         ZZ
                                         360        130,881.57          1
                                       6.500            828.01         99
                                       6.250            828.01
    MARIETTA         PA   17547          5            07/24/03         23
    0436297915                           05           09/01/03          0
    1000363239                           O            08/01/33
    0
1




    8548336          642/G01             F          178,198.00         ZZ
                                         360        178,044.57          1
                                       6.750          1,155.79        107
                                       6.500          1,155.79
    FORESTVILLE      MD   20747          1            07/31/03         23
    0436300354                           09           09/01/03          0
    06143103                             O            08/01/33
    0


    8548373          E22/G01             F          123,500.00         ZZ
                                         360        123,012.43          1
                                       7.250            842.49         95
                                       7.000            842.49
    KANNAPOLIS       NC   28081          1            03/21/03         23
    0416508810                           07           05/01/03          0
    0416508810                           N            04/01/33
    0


    8548388          R17/G01             F          443,950.00         ZZ
                                         360        443,183.39          1
                                       6.750          2,879.45        103
                                       6.500          2,879.45
    SAN DIEGO        CA   92129          1            06/11/03         23
    0436446231                           05           08/01/03          0
    1000326259                           O            07/01/33
    0


    8548390          A06/G01             F           51,300.00         ZZ
                                         360         51,300.00          1
                                       8.875            408.17        103
                                       8.625            408.17
    DETROIT          MI   48214          1            08/01/03         23
    0436304042                           05           10/01/03          0
    021000020317586                      O            09/01/33
    0


    8548394          R49/G01             F           57,780.00         ZZ
                                         360         57,731.70          1
                                       6.900            380.54        107
                                       6.650            380.54
    CHERRYFIELD      ME   04622          1            07/31/03         23
    0436306815                           05           09/01/03          0
    SD03050056                           O            08/01/33
    0
1




    8548454          W02/G01             F          191,580.00         ZZ
                                         360        191,437.82          1
                                       7.500          1,339.56        103
                                       7.250          1,339.56
    RENO             NV   89506          5            07/25/03         23
    0436434310                           05           09/01/03          0
    1002664670                           O            08/01/33
    0


    8548460          B43/G01             F          133,950.00         ZZ
                                         360        133,848.07          1
                                       7.375            925.16         95
                                       7.125            925.16
    GREENBELT        MD   20770          1            07/28/03         23
    0436300149                           09           09/01/03          0
    36700                                N            08/01/33
    0


    8548468          W02/G01             F          172,525.00         ZZ
                                         360        172,398.74          1
                                       7.570          1,214.61        103
                                       7.320          1,214.61
    LOUISVILLE       KY   40245          5            07/23/03         23
    0436339899                           05           09/01/03          0
    1002670528                           O            08/01/33
    0


    8548528          685/G01             F           96,000.00         ZZ
                                         360         95,913.21          1
                                       6.500            606.79        100
                                       6.250            606.79
    BAKERSFIELD      CA   93306          2            07/30/03         23
    0436306740                           05           09/01/03          0
    135646                               O            08/01/33
    0


    8548534          W02/G01             F          109,140.00         ZZ
                                         360        109,038.02          1
                                       6.330            677.69        107
                                       6.080            677.69
    ALIQU            PA   15001          5            07/31/03         23
    0436373195                           09           09/01/03          0
    1002676998                           O            08/01/33
    0
1




    8548564          U18/G01             F           69,500.00         ZZ
                                         360         69,458.97          1
                                       8.625            540.56        100
                                       8.375            540.56
    LEEDS            AL   35094          1            07/29/03         23
    0436306781                           05           09/01/03          0
    0421081017                           O            08/01/33
    0


    8548568          W02/G01             F          126,795.00         ZZ
                                         360        126,680.15          1
                                       6.490            800.60        107
                                       6.240            800.60
    TALLAHASSEE      FL   32303          5            07/26/03         23
    0436430292                           05           09/01/03          0
    1002763688                           O            08/01/33
    0


    8548620          J95/G01             F          174,700.00         ZZ
                                         360        174,553.24          1
                                       6.875          1,147.65        103
                                       6.625          1,147.65
    DES MOINES       IA   50320          1            07/11/03         23
    0436288922                           05           09/01/03          0
    44667236                             O            08/01/33
    0


    8548628          M24/G01             F          238,237.00         ZZ
                                         360        238,237.00          1
                                       7.250          1,625.20        106
                                       7.000          1,625.20
    EAGLE RIVER      AK   99577          2            08/01/03         23
    0436447700                           05           10/01/03          0
    0253215848                           O            09/01/33
    0


    8548640          F64/G01             F           99,580.00         ZZ
                                         360         99,500.37          1
                                       7.125            670.89        106
                                       6.875            670.89
    NORFOLK          VA   23502          5            07/28/03         23
    0436295422                           05           09/01/03          0
    5500005214                           O            08/01/33
    0
1




    8548668          G27/G01             F          177,600.00         ZZ
                                         360        177,454.42          1
                                       7.000          1,181.58        107
                                       6.750          1,181.58
    RIALTO           CA   92376          2            07/29/03         23
    0436331250                           05           09/01/03          0
    20903076                             O            08/01/33
    0


    8548714          T29/G01             F          278,100.00         ZZ
                                         360        277,927.15          1
                                       8.375          2,113.76        103
                                       8.125          2,113.76
    GILBERT          AZ   85234          1            07/31/03         00
    0436362743                           03           09/01/03          0
    1590509                              O            08/01/33
    0


    8548742          M50/G01             F           63,860.00         ZZ
                                         180         63,822.29          1
                                       8.625            496.70        103
                                       8.375            496.70
    MEMPHIS          TN   38109          5            07/17/03         23
    0436329353                           05           09/01/03          0
    2812715                              O            08/01/18
    0


    8548750          M50/G01             F          146,260.00         ZZ
                                         180        146,166.74          1
                                       8.250          1,098.80        103
                                       8.000          1,098.80
    LITTLE ROCK      AR   72211          1            07/29/03         23
    0436339030                           05           09/01/03          0
    2900000                              O            08/01/18
    0


    8548754          R17/G01             F          181,900.00         ZZ
                                         360        181,735.55          1
                                       6.500          1,149.74        107
                                       6.250          1,149.74
    MECHANICSBURG    PA   17055          5            07/14/03         23
    0436425417                           05           09/01/03          0
    1000336350                           O            08/01/33
    0
1




    8548758          Y40/G01             F          262,000.00         ZZ
                                         360        261,779.89          1
                                       6.875          1,721.15        104
                                       6.625          1,721.15
    LONG BEACH       CA   90805          1            07/10/03         23
    0436433882                           05           09/01/03          0
    51104861                             O            08/01/33
    0


    8548768          M50/G01             F           94,160.00         ZZ
                                         360         94,088.35          1
                                       7.375            650.34        107
                                       7.125            650.34
    HAMBURG          PA   19526          5            07/25/03         23
    0436366348                           07           09/01/03          0
    3612628                              O            08/01/33
    0


    8548846          Q64/G01             F           94,900.00         ZZ
                                         360         94,829.57          1
                                       7.500            663.56         96
                                       7.250            663.56
    STONE MOUNTAIN   GA   30088          1            07/28/03         23
    0436454094                           05           09/01/03          0
    2102100467                           N            08/01/33
    0


    8548862          K15/G01             F          155,500.00         ZZ
                                         360        155,500.00          1
                                       8.250          1,168.22        103
                                       8.000          1,168.22
    JACKSON          MI   49201          5            08/01/03         23
    0436300172                           05           10/01/03          0
    036305518446                         O            09/01/33
    0


    8548886          W42/G01             F          220,420.00         ZZ
                                         360        220,122.61          1
                                       7.990          1,615.83        103
                                       7.740          1,615.83
    CHICAGO          IL   60634          2            07/25/03         23
    0436344113                           05           08/30/03          0
    11431                                O            07/30/33
    0
1




    8548888          K15/G01             F          200,200.00         ZZ
                                         360        200,043.82          1
                                       7.250          1,365.72         97
                                       7.000          1,365.72
    SOUTHBRIDGE      MA   01550          5            07/26/03         23
    0436299200                           05           09/01/03          0
    037605511412                         O            08/01/33
    0


    8548926          K15/G01             F          190,500.00         ZZ
                                         360        190,368.90          1
                                       7.875          1,381.26        103
                                       7.625          1,381.26
    AURORA           CO   80010          2            07/26/03         23
    0436304273                           05           09/01/03          0
    023405511249                         O            08/01/33
    0


    8548928          X83/G01             F           59,300.00         ZZ
                                         180         59,112.75          1
                                       6.990            532.67        106
                                       6.740            532.67
    FORT BRANCH      IN   47648          5            08/01/03         23
    0436282941                           05           09/06/03          0
    8206281                              O            08/06/18
    0


    8549052          N67/G01             F          135,000.00         ZZ
                                         360        135,000.00          1
                                       7.875            978.84        100
                                       7.625            978.84
    LAS VEGAS        NV   89142          1            08/15/03         23
    0436462923                           03           10/01/03          0
    1162002844                           O            09/01/33
    0


    8549260          N67/G01             F          161,300.00         ZZ
                                         360        161,300.00          1
                                       7.375          1,114.06        105
                                       7.125          1,114.06
    HUDSON           FL   34667          1            08/22/03         23
    0436453294                           05           10/01/03          0
    1                                    O            09/01/33
    0
1




    8549400          F34/G01             F          133,000.00         ZZ
                                         360        133,000.00          1
                                       6.875            873.72         95
                                       6.625            873.72
    SAYREVILLE       NJ   08879          1            08/26/03         23
    0436484943                           05           10/01/03          0
    45307075                             N            09/01/33
    0


    8549412          N67/G01             F          206,000.00         ZZ
                                         360        206,000.00          1
                                       8.125          1,529.54        103
                                       7.875          1,529.54
    LAS VEGAS        NV   89123          1            08/20/03         23
    0436473680                           03           10/01/03          0
    1                                    O            09/01/33
    0


    8549772          E22/G01             F          200,850.00         ZZ
                                         360        200,697.17          1
                                       7.375          1,387.22        103
                                       7.125          1,387.22
    HERCULES         CA   94547          1            07/30/03         23
    0417613874                           01           09/01/03          0
    0417613874                           O            08/01/33
    0


    8549832          E22/G01             F          148,912.00         ZZ
                                         360        148,777.38          2
                                       6.500            941.23         95
                                       6.250            941.23
    VANCOUVER        WA   98684          1            07/30/03         23
    0417515400                           05           09/01/03          0
    0417515400                           N            08/01/33
    0


    8549862          E22/G01             F           28,405.00         ZZ
                                         360         28,405.00          1
                                       7.375            196.19         95
                                       7.125            196.19
    GRAND RAPIDS     MI   49507          1            08/07/03         23
    0417732468                           05           10/01/03          0
    0417732468                           N            09/01/33
    0
1




    8549870          E22/G01             F          170,975.00         ZZ
                                         360        170,975.00          1
                                       6.625          1,094.77        107
                                       6.375          1,094.77
    HIALEAH          FL   33013          1            08/07/03         23
    0417742772                           05           10/01/03          0
    0417742772                           O            09/01/33
    0


    8549876          E22/G01             F           97,500.00         ZZ
                                         360         97,425.81          1
                                       7.375            673.41        102
                                       7.125            673.41
    NEW ALBANY       IN   47150          5            07/30/03         23
    0417746948                           05           09/01/03          0
    0417746948                           O            08/01/33
    0


    8549928          E22/G01             F          170,355.00         ZZ
                                         360        170,355.00          1
                                       6.375          1,062.79        100
                                       6.125          1,062.79
    BOISE            ID   83709          1            08/04/03         23
    0417752623                           03           10/01/03          0
    0417752623                           O            09/01/33
    0


    8549936          E22/G01             F           84,000.00         ZZ
                                         360         84,000.00          2
                                       7.000            558.85         95
                                       6.750            558.85
    GRAND RAPIDS     MI   49505          1            08/07/03         23
    0417763554                           05           10/01/03          0
    0417763554                           N            09/01/33
    0


    8549978          U05/G01             F          113,300.00         ZZ
                                         360        113,197.58          1
                                       6.500            716.13        105
                                       6.250            716.13
    NAMPA            ID   83687          2            07/24/03         23
    0436305940                           05           09/01/03          0
    3397479                              O            08/01/33
    0
1




    8549986          E22/G01             F          283,250.00         ZZ
                                         360        283,250.00          1
                                       7.000          1,884.47        103
                                       6.750          1,884.47
    RANCHO CUCAMONG  CA   91737          1            08/01/03         23
    0417905791                           05           10/01/03          0
    0417905791                           O            09/01/33
    0


    8550000          E22/G01             F          102,000.00         ZZ
                                         360        101,922.38          1
                                       7.375            704.49        100
                                       7.125            704.49
    TULARE           CA   93274          1            07/25/03         23
    0417918380                           05           09/01/03          0
    0417918380                           O            08/01/33
    0


    8550006          E22/G01             F           60,930.00         ZZ
                                         360         60,873.57          1
                                       6.375            380.12        106
                                       6.125            380.12
    NASHVILLE        TN   37211          1            08/07/03         23
    0417923489                           01           09/01/03          0
    0417923489                           O            08/01/33
    0


    8550008          E22/G01             F          336,810.00         ZZ
                                         360        336,810.00          1
                                       7.375          2,326.26        103
                                       7.125          2,326.26
    FAIRFIELD        CA   94534          1            07/31/03         23
    0417930757                           05           10/01/03          0
    0417930757                           O            09/01/33
    0


    8550050          E22/G01             F          135,000.00         ZZ
                                         360        135,000.00          1
                                       7.000            898.16        100
                                       6.750            898.16
    SCHAUMBURG       IL   60194          1            08/07/03         23
    0418027892                           01           10/01/03          0
    0418027892                           O            09/01/33
    0
1




    8550052          E22/G01             F          180,800.00         ZZ
                                         360        180,800.00          1
                                       6.500          1,142.78        107
                                       6.250          1,142.78
    SACRAMENTO       CA   95826          1            07/25/03         23
    0418045043                           09           10/01/03          0
    0418045043                           O            09/01/33
    0


    8550062          E22/G01             F          226,600.00         ZZ
                                         360        226,600.00          2
                                       7.375          1,565.07        103
                                       7.125          1,565.07
    CHICAGO          IL   60619          1            08/07/03         23
    0418063301                           05           10/01/03          0
    0418063301                           O            09/01/33
    0


    8550092          E22/G01             F          141,419.00         ZZ
                                         360        141,419.00          1
                                       6.875            929.02        103
                                       6.625            929.02
    FERNLEY          NV   89408          1            07/31/03         23
    0418095675                           05           10/01/03          0
    0418095675                           O            09/01/33
    0


    8550148          E22/G01             F          345,000.00         ZZ
                                         360        345,000.00          1
                                       6.375          2,152.35        102
                                       6.125          2,152.35
    FOLSOM           CA   95630          1            07/30/03         23
    0417811379                           05           10/01/03          0
    0417811379                           O            09/01/33
    0


    8550182          E22/G01             F          293,000.00         ZZ
                                         360        293,000.00          1
                                       7.500          2,048.70        103
                                       7.250          2,048.70
    ALLEN            TX   75013          1            08/07/03         23
    0417971892                           03           10/01/03          0
    0417971892                           O            09/01/33
    0
1




    8550198          E22/G01             F          124,900.00         ZZ
                                         360        124,900.00          1
                                       7.250            852.04        100
                                       7.000            852.04
    SALEM            OR   97305          1            07/31/03         23
    0417982824                           05           10/01/03          0
    0417982824                           O            09/01/33
    0


    8550200          E22/G01             F          152,000.00         ZZ
                                         360        151,875.41          1
                                       7.000          1,011.26        105
                                       6.750          1,011.26
    HENDERSON        NV   89015          1            07/28/03         23
    0417983152                           05           09/01/03          0
    0417983152                           O            08/01/33
    0


    8550204          E22/G01             F          131,100.00         ZZ
                                         360        130,987.13          1
                                       6.750            850.31         95
                                       6.500            850.31
    CHANDLER         AZ   85224          1            07/28/03         23
    0417985033                           05           09/01/03          0
    0417985033                           N            08/01/33
    0


    8550208          E22/G01             F          119,450.00         ZZ
                                         360        119,450.00          1
                                       7.125            804.76        105
                                       6.875            804.76
    RICHMOND         TX   77469          1            08/07/03         23
    0417992112                           03           10/01/03          0
    0417992112                           O            09/01/33
    0


    8550212          E22/G01             F          183,900.00         ZZ
                                         360        183,900.00          1
                                       7.125          1,238.97        100
                                       6.875          1,238.97
    HILLSBOROUGH     NC   27278          1            08/07/03         23
    0418001244                           03           10/01/03          0
    0418001244                           O            09/01/33
    0
1




    8550214          E22/G01             F           93,730.00         ZZ
                                         360         93,730.00          1
                                       7.750            671.49        103
                                       7.500            671.49
    DEER PARK        WA   99006          1            08/04/03         23
    0418139051                           05           10/01/03          0
    0418139051                           O            09/01/33
    0


    8550458          313/G01             F           96,300.00         ZZ
                                         360         95,111.98          1
                                       6.750            624.60        107
                                       6.500            624.60
    ALEDO            IL   61231          1            07/22/03         23
    0436295810                           05           09/01/03          0
    0009771940                           O            08/01/33
    0


    8550564          J95/G01             F          169,950.00         ZZ
                                         360        169,844.37          1
                                       8.375          1,291.74        103
                                       8.125          1,291.74
    PORTLAND         OR   97223          5            07/18/03         23
    0436288534                           05           09/01/03          0
    0044486256                           O            08/01/33
    0


    8550626          U05/G01             F          186,996.00         ZZ
                                         360        186,831.01          1
                                       6.625          1,197.36        106
                                       6.375          1,197.36
    STOCKTON         CA   95219          1            07/28/03         23
    0436296222                           01           09/01/03          0
    3396501                              O            08/01/33
    0


    8550648          N46/G01             F           61,750.00         ZZ
                                         360         61,750.00          1
                                       6.875            405.65         95
                                       6.625            405.65
    ANDERSON         SC   29625          1            08/05/03         23
    0436295877                           05           10/01/03          0
    117576701                            N            09/01/33
    0
1




    8550650          U19/G01             F          138,500.00         ZZ
                                         360        138,500.00          1
                                       6.625            886.83        103
                                       6.375            886.83
    PHOENIX          AZ   85027          1            07/31/03         23
    0436332191                           05           10/01/03          0
    11001461                             O            09/01/33
    0


    8550690          U85/G01             F          292,000.00         ZZ
                                         360        291,793.91          1
                                       7.750          2,091.92        100
                                       7.500          2,091.92
    DAVENPORT        IA   52807          1            08/04/03         23
    0436324792                           05           09/01/03          0
    TQSMASENGARB                         O            08/01/33
    0


    8550696          313/G01             F          162,300.00         ZZ
                                         360        162,156.81          1
                                       6.625          1,039.22         98
                                       6.375          1,039.22
    PORTLAND         OR   97236          5            07/17/03         23
    0436345615                           05           09/01/03          0
    0009746884                           O            08/01/33
    0


    8550824          X21/G01             F          611,500.00         ZZ
                                         360        610,919.78          1
                                       6.250          3,765.12        103
                                       6.000          3,765.12
    BETHESDA         MD   20817          1            07/31/03         23
    0436300388                           05           09/01/03          0
    709329                               O            08/01/33
    0


    8550878          X21/G01             F          235,350.00         ZZ
                                         360        235,142.35          1
                                       6.625          1,506.98        103
                                       6.375          1,506.98
    WINCHESTER       VA   22602          1            07/31/03         23
    0436300289                           05           09/01/03          0
    709619                               O            08/01/33
    0
1




    8551140          U85/G01             F           63,500.00         ZZ
                                         360         63,462.51          1
                                       8.625            493.90        100
                                       8.375            493.90
    GALESBURG        IL   61401          1            08/05/03         23
    0436338776                           05           09/01/03          0
    TQSGADDIS                            O            08/01/33
    0


    8551172          E65/G01             F          149,710.00         ZZ
                                         360        149,598.90          1
                                       7.500          1,046.79        102
                                       7.250          1,046.79
    SHELBY TWP       MI   48317          5            07/24/03         23
    0436373054                           05           09/01/03          0
    261668                               O            08/01/33
    0


    8551414          M45/G01             F          195,000.00         ZZ
                                         360        194,832.11          1
                                       6.750          1,264.77        100
                                       6.500          1,264.77
    STOCKTON         CA   95204          1            07/09/03         23
    0436312722                           05           09/01/03          0
    A0483240                             O            08/01/33
    0


    8551508          X21/G01             F          285,050.00         ZZ
                                         360        284,779.53          1
                                       6.250          1,755.11        100
                                       6.000          1,755.11
    SUFFOLK          VA   23435          1            07/30/03         23
    0436319255                           03           09/01/03          0
    709332                               O            08/01/33
    0


    8551638          X21/G01             F          650,000.00         ZZ
                                         360        649,383.25          1
                                       6.250          4,002.17         98
                                       6.000          4,002.17
    SAN DIEGO        CA   92109          1            07/24/03         23
    0436333918                           05           09/01/03          0
    709319                               O            08/01/33
    0
1




    8551708          X31/G01             F          114,741.00         ZZ
                                         360        114,651.49          1
                                       7.250            782.74         99
                                       7.000            782.74
    HENDERSON        NV   89074          1            07/29/03         23
    0436292049                           01           09/01/03          0
    71000496                             O            08/01/33
    0


    8551830          X31/G01             F           96,000.00         ZZ
                                         360         96,000.00          1
                                       8.000            704.41        100
                                       7.750            704.41
    PHOENIX          AZ   85027          1            08/01/03         23
    0436343719                           05           10/01/03          0
    70001239                             O            09/01/33
    0


    8552020          U42/G01             F          268,600.00         ZZ
                                         360        268,363.02          1
                                       6.625          1,719.88        104
                                       6.375          1,719.88
    SAN ANTONIO      TX   78209          1            07/09/03         23
    0436452890                           05           09/01/03          0
    49300530                             O            08/01/33
    0


    8552096          N46/G01             F          116,600.00         ZZ
                                         360        116,509.04          1
                                       7.250            795.42        107
                                       7.000            795.42
    KERNERSVILLE     NC   27284          1            08/05/03         23
    0436295489                           05           09/01/03          0
    118110301                            O            08/01/33
    0


    8552182          X21/G01             F          248,200.00         ZZ
                                         360        247,952.91          1
                                       6.000          1,488.09        107
                                       5.750          1,488.09
    HUNTINGTOWN      MD   20639          1            07/31/03         23
    0436357743                           05           09/01/03          0
    709579                               O            08/01/33
    0
1




    8552198          E57/G01             F          162,000.00         ZZ
                                         360        161,896.70          1
                                       8.250          1,217.05        100
                                       8.000          1,217.05
    UPPER MARLBORO   MD   20772          1            08/04/03         23
    0436320550                           09           09/01/03          0
    10001331                             O            08/01/33
    0


    8552334          W30/G01             F           82,250.00         ZZ
                                         360         82,200.17          1
                                       8.500            632.43        103
                                       8.250            632.43
    GREENFIELD       MA   01301          1            07/30/03         23
    0436373427                           05           09/01/03          0
    03062093                             O            08/01/33
    0


    8552378          E57/G01             F          315,500.00         ZZ
                                         360        315,207.78          1
                                       6.375          1,968.31        100
                                       6.125          1,968.31
    CASTAIC AREA     CA   91384          1            08/01/03         23
    0436339147                           05           09/01/03          0
    17302590                             O            08/01/33
    0


    8552410          W30/G01             F          295,000.00         ZZ
                                         360        294,802.06          1
                                       8.000          2,164.61        100
                                       7.750          2,164.61
    MERRIMAC         MA   01860          1            07/30/03         23
    0436416622                           05           09/01/03          0
    03070323                             O            08/01/33
    0


    8552490          X10/G01             F           71,775.00         ZZ
                                         360         71,720.39          1
                                       7.375            495.73         99
                                       7.125            495.73
    SOUTH PADRE ISL  TX   78597          1            08/01/03         23
    0436340129                           01           09/01/03          0
    60001341                             O            08/01/33
    0
1




    8552535          E22/G01             F          244,000.00         ZZ
                                         360        243,019.09          1
                                       7.625          1,727.02        100
                                       7.375          1,727.02
    LOS ANGELES      CA   90039          1            03/12/03         23
    0416378768                           05           05/01/03          0
    0416378768                           O            04/01/33
    0


    8552550          X83/G01             F          147,600.00         ZZ
                                         360        147,600.00          1
                                       6.990            981.00        107
                                       6.740            981.00
    OSCODA           MI   48750          5            07/31/03         23
    0436422638                           05           09/05/03          0
    8400870                              O            08/05/33
    0


    8552704          X83/G01             F          145,520.00         ZZ
                                         360        145,520.00          1
                                       7.490          1,016.50        107
                                       7.240          1,016.50
    GRAND RAPIDS     MI   49504          5            08/05/03         23
    0436329833                           05           09/09/03          0
    8400881                              O            08/09/33
    0


    8552776          H81/G01             F          141,058.00         ZZ
                                         360        140,972.55          1
                                       8.500          1,084.61        103
                                       8.250          1,084.61
    SAUK VILLAGE     IL   60411          1            08/04/03         23
    0436341275                           05           09/01/03          0
    WH19844SP                            O            08/01/33
    0


    8552858          Q64/G01             F           97,850.00         ZZ
                                         360         97,787.60          1
                                       8.250            735.12        103
                                       8.000            735.12
    COLUMBUS         GA   31906          2            07/03/03         23
    0436381032                           05           09/01/03          0
    0107311003                           O            08/01/33
    0
1




    8552872          Y13/G01             F          149,900.00         ZZ
                                         360        149,775.91          1
                                       6.950            992.26        100
                                       6.700            992.26
    DESOTO           TX   75115          1            07/30/03         23
    0436352884                           05           09/01/03          0
    990414                               O            08/01/33
    0


    8552906          808/G01             F          248,087.00         ZZ
                                         360        247,878.57          1
                                       6.875          1,629.76        107
                                       6.625          1,629.76
    RIVERSIDE        CA   92501          1            07/22/03         23
    0436299937                           05           09/01/03          0
    9900706                              O            08/01/33
    0


    8552932          N67/G01             F           84,850.00         ZZ
                                         360         84,787.03          1
                                       7.500            593.28        107
                                       7.250            593.28
    CLIFTON PARK     NY   12065          1            07/25/03         23
    0436325773                           01           09/01/03          0
    3274011039                           O            08/01/33
    0


    8553152          X67/G01             F          169,450.00         ZZ
                                         360        169,327.35          1
                                       7.625          1,199.36        103
                                       7.375          1,199.36
    ELKHORN          WI   53121          1            07/10/03         23
    0436292452                           05           09/01/03          0
    0000421101                           O            08/01/33
    0


    8553254          L21/G01             F          142,000.00         ZZ
                                         360        141,897.22          2
                                       7.625          1,005.07        100
                                       7.375          1,005.07
    NEW HAVEN        CT   06513          1            07/22/03         23
    0436335624                           05           09/01/03          0
    70303087                             O            08/01/33
    0
1




    8553302          808/G01             F          285,000.00         ZZ
                                         360        284,742.36          1
                                       6.500          1,801.39        100
                                       6.250          1,801.39
    CARSON           CA   90746          1            07/29/03         23
    0436345292                           01           09/01/03          0
    9332154                              O            08/01/33
    0


    8553422          Q64/G01             F          138,985.00         ZZ
                                         360        138,881.85          1
                                       7.500            971.81         95
                                       7.250            971.81
    BEAUFORT         SC   29902          1            08/01/03         23
    0436379127                           04           09/01/03          0
    2121100178                           N            08/01/33
    0


    8553430          253/G01             F          179,676.00         ZZ
                                         360        179,535.83          1
                                       7.250          1,225.71        100
                                       7.000          1,225.71
    INDIANAPOLIS     IN   46234          1            07/28/03         23
    0436305809                           03           09/01/03          0
    489232                               O            08/01/33
    0


    8553572          M37/G01             F           57,000.00         T
                                         360         56,957.70          1
                                       7.500            398.55        104
                                       7.250            398.55
    SCOTTSDALE       AZ   85257          1            07/24/03         23
    0436396279                           09           09/01/03          0
    614616                               O            08/01/33
    0


    8553596          Q64/G01             F           81,300.00         ZZ
                                         360         81,229.99          1
                                       6.750            527.32        106
                                       6.500            527.32
    PAINESVILLE      OH   44077          1            07/30/03         23
    0436315972                           01           09/01/03          0
    2115100579                           O            08/01/33
    0
1




    8553696          Q64/G01             F          159,650.00         ZZ
                                         360        159,540.12          1
                                       7.875          1,157.58        103
                                       7.625          1,157.58
    ATLANTA          GA   30349          2            07/24/03         23
    0436366546                           05           09/01/03          0
    2101100577                           O            08/01/33
    0


    8553800          K60/G01             F          260,590.00         ZZ
                                         360        260,428.20          1
                                       8.380          1,981.59        103
                                       8.130          1,981.59
    STROUDSBURG      PA   18360          5            07/31/03         23
    0436301006                           05           09/01/03          0
    80935                                O            08/01/33
    0


    8553822          M37/G01             F          120,800.00         ZZ
                                         360        120,707.68          1
                                       7.375            834.74         99
                                       7.125            834.74
    CHEYENNE         WY   82001          5            07/21/03         23
    0436372213                           05           09/01/03          0
    610743                               O            08/01/33
    0


    8553852          T23/G01             F          128,750.00         ZZ
                                         360        128,656.82          1
                                       7.625            911.28        103
                                       7.375            911.28
    WEST CARROLLTON  OH   45449          1            07/31/03         23
    0436296990                           05           09/01/03          0
    6685                                 O            08/01/33
    0


    8554144          642/G01             F           97,850.00         ZZ
                                         360         97,780.94          1
                                       7.750            701.01        103
                                       7.500            701.01
    OPALOCKA         FL   33050          1            07/15/03         23
    0436331078                           05           09/01/03          0
    05198603                             O            08/01/33
    0
1




    8554192          685/G01             F          185,000.00         ZZ
                                         360        185,000.00          1
                                       7.875          1,341.38        100
                                       7.625          1,341.38
    LANCASTER        CA   93535          5            08/01/03         23
    0436354963                           05           10/01/03          0
    135525                               O            09/01/33
    0


    8554212          X21/G01             F          130,800.00         ZZ
                                         360        130,702.92          1
                                       7.500            914.58        103
                                       7.250            914.58
    BRANDYWINE       MD   20613          1            07/30/03         23
    0436319354                           05           09/01/03          0
    709389                               O            08/01/33
    0


    8554230          F64/G01             F          162,700.00         ZZ
                                         360        162,603.95          1
                                       8.625          1,265.46        103
                                       8.375          1,265.46
    WEST ALEXANDRIA  OH   45381          5            07/31/03         23
    0436335996                           05           09/01/03          0
    6300001384                           O            08/01/33
    0


    8554316          313/G01             F          131,000.00         ZZ
                                         360        130,892.62          1
                                       7.000            871.55        105
                                       6.750            871.55
    EAST MOLINE      IL   61244          2            07/30/03         23
    0436439178                           05           09/01/03          0
    0009661638                           O            08/01/33
    0


    8554334          808/G01             F          278,100.00         ZZ
                                         360        277,866.36          1
                                       6.875          1,826.92        103
                                       6.625          1,826.92
    BAKERSFIELD      CA   93306          1            07/18/03         23
    0436302954                           05           09/01/03          0
    9433214                              O            08/01/33
    0
1




    8554344          U05/G01             F          272,275.00         ZZ
                                         360        272,051.82          1
                                       7.000          1,811.45        104
                                       6.750          1,811.45
    LAUREL           MD   20707          5            07/30/03         23
    0436318331                           05           09/01/03          0
    3350367                              O            08/01/33
    0


    8554346          P27/G01             F          198,690.00         ZZ
                                         360        198,563.30          1
                                       8.250          1,492.69         99
                                       8.000          1,492.69
    DUNDEE           OR   97115          5            08/01/03         23
    0436317549                           05           09/01/03          0
    7500851329                           O            08/01/33
    0


    8554374          A06/G01             F          194,000.00         ZZ
                                         360        193,837.01          1
                                       6.875          1,274.45        100
                                       6.625          1,274.45
    WHITE HOUSE      TN   37188          1            07/24/03         23
    0436326367                           05           09/01/03          0
    301582                               O            08/01/33
    0


    8554936          R17/G01             F           82,900.00         ZZ
                                         360         82,826.86          1
                                       6.625            530.82        107
                                       6.375            530.82
    YOUNGSVILLE      PA   16371          1            07/30/03         23
    0436328454                           05           09/01/03          0
    1000364237                           O            08/01/33
    0


    8554994          642/G01             F           90,950.00         ZZ
                                         360         90,871.69          1
                                       6.750            589.90        107
                                       6.500            589.90
    WEST COLUMBIA    SC   29172          2            07/24/03         23
    0436341820                           05           09/01/03          0
    04222303                             O            08/01/33
    0
1




    8555066          A11/G01             F          180,250.00         ZZ
                                         360        180,132.08          1
                                       8.125          1,338.36        103
                                       7.875          1,338.36
    NEW HUDSON       MI   48165          1            07/29/03         23
    0436422745                           05           09/01/03          0
    6071854500                           O            08/01/33
    0


    8555128          G52/G01             F          128,500.00         ZZ
                                         360        128,392.05          1
                                       6.875            844.15        100
                                       6.625            844.15
    GILBERT          AZ   85296          1            07/29/03         23
    0436373476                           03           09/01/03          0
    6700001246                           O            08/01/33
    0


    8555132          Y10/G01             F          187,250.00         ZZ
                                         360        187,092.69          1
                                       6.875          1,230.10        107
                                       6.625          1,230.10
    HIALEAH          FL   33013          1            07/30/03         23
    0436293435                           05           09/01/03          0
    1874890                              O            08/01/33
    0


    8555134          Y10/G01             F          133,750.00         ZZ
                                         360        133,648.23          1
                                       7.375            923.78        107
                                       7.125            923.78
    SHREVEPORT       LA   71106          2            07/26/03         23
    0436293567                           05           09/01/03          0
    1874635                              O            08/01/33
    0


    8555136          Y10/G01             F          119,840.00         ZZ
                                         360        119,739.32          1
                                       6.875            787.26        107
                                       6.625            787.26
    HIALEAH          FL   33015          1            07/31/03         23
    0436293260                           01           09/01/03          0
    1872589                              O            08/01/33
    0
1




    8555246          G51/G01             F          101,650.00         ZZ
                                         360        101,570.70          1
                                       7.250            693.44        107
                                       7.000            693.44
    BRADENTON        FL   34207          5            08/01/03         23
    0436365134                           05           09/01/03          0
    25003610                             O            08/01/33
    0


    8555310          S53/G01             F          185,400.00         ZZ
                                         360        185,275.34          1
                                       7.990          1,359.11        103
                                       7.740          1,359.11
    SHAKOPEE         MN   55379          5            07/24/03         23
    0436338313                           05           09/01/03          0
    9941990000                           O            08/01/33
    0


    8555332          Q78/G01             F           90,510.00         ZZ
                                         360         90,435.66          1
                                       6.990            601.56        107
                                       6.740            601.56
    INDEPENDENCE     MO   64052          1            07/22/03         23
    0436326565                           05           09/01/03          0
    731891                               O            08/01/33
    0


    8555334          408/G01             F           99,900.00         ZZ
                                         360         99,823.98          1
                                       7.375            689.99        100
                                       7.125            689.99
    BLUE SPRINGS     MO   64014          1            07/11/03         23
    0436348858                           05           09/01/03          0
    703038228                            O            08/01/33
    0


    8555338          Q14/G01             F          106,500.00         ZZ
                                         360        106,424.83          1
                                       7.750            762.98         96
                                       7.500            762.98
    OMAHA            NE   68138          5            07/29/03         23
    0436304505                           05           09/01/03          0
    0000314614                           O            08/01/33
    0
1




    8555342          Q78/G01             F           89,610.00         ZZ
                                         360         89,545.46          1
                                       7.650            635.80        103
                                       7.400            635.80
    WASHINGTON       PA   15301          1            07/31/03         23
    0436326300                           05           09/01/03          0
    733357                               O            08/01/33
    0


    8555348          Q78/G01             F           92,700.00         ZZ
                                         360         92,639.36          1
                                       8.125            688.30        103
                                       7.875            688.30
    FREMONT          NE   68025          1            07/31/03         23
    0436326813                           05           09/01/03          0
    733588                               O            08/01/33
    0


    8555406          Q78/G01             F          252,000.00         ZZ
                                         360        251,826.57          1
                                       7.875          1,827.18        100
                                       7.625          1,827.18
    BRACEY           VA   23919          1            07/25/03         23
    0436326722                           05           09/01/03          0
    733053                               O            08/01/33
    0


    8555412          Q78/G01             F          337,500.00         ZZ
                                         360        337,230.10          1
                                       7.125          2,273.81        104
                                       6.875          2,273.81
    UPPER MARLBORO   MD   20774          1            07/31/03         23
    0436326680                           05           09/01/03          0
    733065                               O            08/01/33
    0


    8555418          U19/G01             F          109,000.00         ZZ
                                         360        108,899.04          1
                                       6.375            680.02        100
                                       6.125            680.02
    PHOENIX          AZ   85033          1            07/30/03         23
    0436316699                           05           09/01/03          0
    11001459                             O            08/01/33
    0
1




    8555420          Q78/G01             F           44,599.00         ZZ
                                         360         44,599.00          1
                                       7.990            326.95        104
                                       7.740            326.95
    SIOUX CITY       IA   51105          1            08/04/03         23
    0436326946                           05           10/01/03          0
    728822                               O            09/01/33
    0


    8555434          K60/G01             F          104,900.00         ZZ
                                         360        104,827.81          1
                                       7.875            760.60        100
                                       7.625            760.60
    CHRISTIANA       TN   37037          1            07/31/03         23
    0436305999                           05           09/01/03          0
    0001061921                           O            08/01/33
    0


    8555456          M24/G01             F          253,000.00         ZZ
                                         360        253,000.00          1
                                       6.750          1,640.95        104
                                       6.500          1,640.95
    FRIENDSWOOD      TX   77546          1            08/01/03         23
    0436366942                           03           10/01/03          0
    0288216601                           O            09/01/33
    0


    8555490          642/G01             F          107,650.00         ZZ
                                         360        107,563.91          1
                                       7.125            725.26        107
                                       6.875            725.26
    WYOMING          MI   49548          5            07/22/03         23
    0436341531                           05           09/01/03          0
    06137103                             O            08/01/33
    0


    8555492          Q78/G01             F          109,695.00         ZZ
                                         360        109,695.00          1
                                       8.250            824.11        102
                                       8.000            824.11
    MOUNT WASHINGTO  KY   40047          5            08/01/03         23
    0436355846                           05           10/01/03          0
    733877                               O            09/01/33
    0
1




    8555496          Q78/G01             F          189,520.00         ZZ
                                         360        189,520.00          1
                                       8.240          1,422.47        103
                                       7.990          1,422.47
    OLATHE           KS   66062          5            08/01/03         23
    0436326441                           05           10/01/03          0
    732269                               O            09/01/33
    0


    8555542          588/G01             F          260,900.00         ZZ
                                         360        260,652.44          1
                                       6.250          1,606.41        105
                                       6.000          1,606.41
    ALEXANDRIA       VA   22309          1            07/29/03         23
    0436406391                           09           09/01/03          0
    1101880                              O            08/01/33
    0


    8555578          588/G01             F          186,100.00         ZZ
                                         360        185,914.74          1
                                       6.000          1,115.76        106
                                       5.750          1,115.76
    ASHBURN          VA   20147          1            07/31/03         23
    0436382295                           01           09/01/03          0
    1101659                              O            08/01/33
    0


    8555806          642/G01             F          191,700.00         ZZ
                                         360        191,700.00          1
                                       8.875          1,525.25        103
                                       8.625          1,525.25
    SPARKS           NV   89436          1            08/04/03         23
    0436498919                           03           10/01/03          0
    07-1279-03                           O            09/01/33
    0


    8555822          808/G01             F          266,430.00         ZZ
                                         360        266,200.61          1
                                       6.750          1,728.06        107
                                       6.500          1,728.06
    FONTANA AREA     CA   92335          1            07/17/03         23
    0436347199                           05           09/01/03          0
    9331925                              O            08/01/33
    0
1




    8555824          588/G01             F          493,600.00         ZZ
                                         360        493,108.62          1
                                       6.000          2,959.38        107
                                       5.750          2,959.38
    MIDDLETOWN TWPS  PA   19063          1            08/01/03         23
    0436382212                           05           09/01/03          0
    1096428                              O            08/01/33
    0


    8555840          X10/G01             F          102,550.00         ZZ
                                         360        102,550.00          1
                                       6.500            648.19        104
                                       6.250            648.19
    GALVESTON        TX   77550          1            08/05/03         23
    0436439715                           05           10/01/03          0
    03062502                             O            09/01/33
    0


    8555844          B28/G01             F          247,000.00         ZZ
                                         360        246,776.71          1
                                       6.500          1,561.21        103
                                       6.250          1,561.21
    COLORADO SPRING  CO   80919          1            07/31/03         23
    0436337430                           05           09/01/03          0
    2110036                              O            08/01/33
    0


    8555856          K15/G01             F          114,200.00         ZZ
                                         360        114,123.37          1
                                       8.000            837.96        102
                                       7.750            837.96
    WEST SENECA      NY   14224          5            07/24/03         23
    0436321103                           05           09/01/03          0
    023605519181                         O            08/01/33
    0


    8555874          B28/G01             F           87,035.00         ZZ
                                         360         86,983.61          1
                                       8.625            676.95        103
                                       8.375            676.95
    DOUGLAS          WY   82633          1            07/30/03         23
    0436337422                           05           09/01/03          0
    02101331                             O            08/01/33
    0
1




    8555902          X67/G01             F          243,500.00         ZZ
                                         360        243,300.41          1
                                       7.000          1,620.01        100
                                       6.750          1,620.01
    MONTCLAIR        CA   91763          1            07/08/03         23
    0436306872                           05           09/01/03          0
    420465                               O            08/01/33
    0


    8555918          588/G01             F          118,770.00         ZZ
                                         360        118,657.30          1
                                       6.250            731.29        107
                                       6.000            731.29
    MANOR TOWNSHIP   PA   17603          1            07/31/03         23
    0436426324                           05           09/01/03          0
    1102114                              O            08/01/33
    0


    8555938          R54/G01             F          154,500.00         ZZ
                                         360        154,411.11          1
                                       8.750          1,215.45        103
                                       8.500          1,215.45
    LUTCHER          LA   70071          5            07/09/03         23
    0436479034                           05           09/01/03          0
    2000006766                           O            08/01/33
    0


    8555940          K15/G01             F          140,500.00         ZZ
                                         360        140,403.31          1
                                       7.875          1,018.72        103
                                       7.625          1,018.72
    RUSTON           LA   71270          1            07/31/03         23
    0436318570                           05           09/01/03          0
    000205519993                         O            08/01/33
    0


    8555978          X67/G01             F          200,850.00         ZZ
                                         360        200,704.63          1
                                       7.625          1,421.60        103
                                       7.375          1,421.60
    SAN JACINTO      CA   92582          1            07/16/03         23
    0436307201                           05           09/01/03          0
    420836                               O            08/01/33
    0
1




    8555982          Q64/G01             F           75,900.00         ZZ
                                         360         75,836.23          1
                                       6.875            498.61         95
                                       6.625            498.61
    MEMPHIS          TN   38141          1            07/28/03         23
    0436357438                           05           09/01/03          0
    2105101293                           N            08/01/33
    0


    8556032          X91/G01             F          348,950.00         ZZ
                                         360        348,610.84          1
                                       6.125          2,120.26        106
                                       5.875          2,120.26
    WAIPAHU          HI   96797          1            07/28/03         23
    0436299424                           03           09/01/03          0
    808766                               O            08/01/33
    0


    8556194          Q64/G01             F          350,950.00         ZZ
                                         360        350,689.54          1
                                       7.500          2,453.90        107
                                       7.250          2,453.90
    UPPER MARLBORO   MD   20774          1            08/01/03         23
    0436380976                           03           09/01/03          0
    2113100375                           O            08/01/33
    0


    8556342          K15/G01             F          230,500.00         ZZ
                                         360        230,306.35          1
                                       6.875          1,514.22        105
                                       6.625          1,514.22
    MODESTO          CA   95358          5            07/26/03         23
    0436321806                           05           09/01/03          0
    026605511581                         O            08/01/33
    0


    8556428          U42/G01             F           83,600.00         ZZ
                                         360         83,600.00          1
                                       7.250            570.30         95
                                       7.000            570.30
    SAN ANTONIO      TX   78240          1            08/04/03         23
    0436316210                           03           10/01/03          0
    49300645                             N            09/01/33
    0
1




    8556730          U35/G01             F          303,850.00         ZZ
                                         360        303,408.77          1
                                       7.625          2,150.63        103
                                       7.375          2,150.63
    CHICAGO          IL   60653          1            06/30/03         23
    0436429484                           05           08/01/03          0
    12308113                             O            07/01/33
    0


    8556790          H04/G01             F          246,620.00         ZZ
                                         360        246,397.05          1
                                       6.500          1,558.81        105
                                       6.250          1,558.81
    SAN JOSE         CA   95131          1            07/31/03         23
    0436444970                           01           09/01/03          0
    445547                               O            08/01/33
    0


    8557030          A06/G01             F          103,000.00         ZZ
                                         360        103,000.00          1
                                       8.875            819.52        103
                                       8.625            819.52
    DETROIT          MI   48228          5            07/29/03         23
    0436319727                           05           10/01/03          0
    1                                    O            09/01/33
    0


    8557050          N46/G01             F           83,400.00         ZZ
                                         360         83,400.00          1
                                       6.625            534.02        100
                                       6.375            534.02
    INDIAN TRAIL     NC   28079          1            08/07/03         23
    0436375174                           05           10/01/03          0
    117154601                            O            09/01/33
    0


    8557114          A03/G01             F          183,500.00         ZZ
                                         180        183,500.00          1
                                       6.875          1,205.46        100
                                       6.625          1,205.46
    PETOSKEY         MI   49770          5            08/06/03         23
    0436441323                           05           10/01/03          0
    00030723261                          O            09/01/18
    0
1




    8557180          R54/G01             F           77,250.00         ZZ
                                         360         77,201.98          2
                                       8.375            587.16        103
                                       8.125            587.16
    NEW ORLEANS      LA   70125          1            07/16/03         23
    0436479166                           05           09/01/03          0
    2000006813                           O            08/01/33
    0


    8557332          K15/G01             F          142,300.00         ZZ
                                         360        142,071.74          1
                                       7.125            958.70        107
                                       6.875            958.70
    AMBRIDGE         PA   15003          5            06/10/03         23
    0436335947                           05           08/01/03          0
    046600119636                         O            07/01/33
    0


    8557382          Q64/G01             F          129,900.00         ZZ
                                         360        129,803.60          1
                                       7.500            908.28        100
                                       7.250            908.28
    LEAGUE CITY      TX   77573          1            08/05/03         23
    0436342877                           05           09/01/03          0
    2117100530                           O            08/01/33
    0


    8557412          K15/G01             F          203,500.00         ZZ
                                         360        203,316.03          1
                                       6.500          1,286.26        102
                                       6.250          1,286.26
    LAS VEGAS        NV   89123          2            07/25/03         23
    0436341242                           03           09/01/03          0
    022205519348                         O            08/01/33
    0


    8557416          U35/G01             F          172,010.00         ZZ
                                         360        172,010.00          1
                                       7.875          1,247.19        103
                                       7.625          1,247.19
    UNICOI           TN   37692          5            08/04/03         23
    0436416416                           05           10/01/03          0
    12759782                             O            09/01/33
    0
1




    8557418          B57/G01             F           56,500.00         ZZ
                                         360         56,448.92          1
                                       6.500            357.12        105
                                       6.250            357.12
    MIDDLEBURG       FL   32068          1            07/17/03         23
    0436325468                           01           09/01/03          0
    00000034                             O            08/01/33
    0


    8557448          W89/G01             F          119,480.00         ZZ
                                         360        119,480.00          1
                                       9.250            982.93        103
                                       9.000            982.93
    HARLAN           IA   51537          5            08/06/03         23
    0436438246                           05           10/01/03          0
    4440363975                           O            09/01/33
    0


    8558130          K15/G01             F           72,000.00         ZZ
                                         360         71,951.69          1
                                       8.000            528.31        100
                                       7.750            528.31
    HUNTINGTON       WV   25704          2            07/08/03         23
    0436340145                           05           09/01/03          0
    042500121118                         O            08/01/33
    0


    8558166          K15/G01             F          167,600.00         ZZ
                                         360        167,490.36          2
                                       8.125          1,244.43         99
                                       7.875          1,244.43
    EASTHAMPTON      MA   01027          5            07/25/03         23
    0436320725                           05           09/01/03          0
    037905511816                         O            08/01/33
    0


    8558332          E22/G01             F          205,440.00         ZZ
                                         360        205,440.00          1
                                       6.500          1,298.52        107
                                       6.250          1,298.52
    SALEM            OR   97305          1            07/29/03         23
    0417464393                           05           10/01/03          0
    0417464393                           O            09/01/33
    0
1




    8558430          E22/G01             F          131,100.00         ZZ
                                         360        131,000.24          1
                                       7.375            905.48         95
                                       7.125            905.48
    MESA             AZ   85208          1            07/14/03         23
    0417856606                           03           09/01/03          0
    0417856606                           N            08/01/33
    0


    8558532          E22/G01             F          212,150.00         ZZ
                                         360        212,150.00          1
                                       6.750          1,376.00        103
                                       6.500          1,376.00
    TUOLUMNE         CA   95379          1            08/04/03         23
    0418002531                           03           10/01/03          0
    0418002531                           O            09/01/33
    0


    8558566          E22/G01             F          177,000.00         ZZ
                                         360        177,000.00          1
                                       6.750          1,148.02        100
                                       6.500          1,148.02
    NORTH LAS VEGAS  NV   89031          1            08/04/03         23
    0418008520                           05           10/01/03          0
    0418008520                           O            09/01/33
    0


    8558576          E22/G01             F           49,400.00         ZZ
                                         360         49,400.00          1
                                       7.125            332.82         95
                                       6.875            332.82
    MIDWAY PARK      NC   28544          1            08/11/03         23
    0418014726                           07           10/01/03          0
    0418014726                           N            09/01/33
    0


    8558588          E22/G01             F          246,000.00         ZZ
                                         360        246,000.00          1
                                       6.375          1,534.72        103
                                       6.125          1,534.72
    LITHIA           FL   33547          1            08/11/03         23
    0418034336                           03           10/01/03          0
    0418034336                           O            09/01/33
    0
1




    8558596          E22/G01             F           87,250.00         ZZ
                                         360         87,250.00          1
                                       6.500            551.48        106
                                       6.250            551.48
    TITUSVILLE       FL   32780          2            08/05/03         23
    0417795895                           05           10/01/03          0
    0417795895                           O            09/01/33
    0


    8558618          E22/G01             F           86,475.00         ZZ
                                         360         86,475.00          1
                                       7.375            597.26        100
                                       7.125            597.26
    PUEBLO           CO   81004          1            08/12/03         23
    0417772258                           03           10/01/03          0
    0417772258                           O            09/01/33
    0


    8558622          E22/G01             F          175,000.00         ZZ
                                         360        175,000.00          1
                                       7.875          1,268.87        100
                                       7.625          1,268.87
    ROCK HILL        SC   29730          5            08/06/03         23
    0417776549                           05           10/01/03          0
    0417776549                           O            09/01/33
    0


    8558656          E22/G01             F          280,250.00         ZZ
                                         360        280,250.00          1
                                       8.125          2,080.85         95
                                       7.875          2,080.85
    DALLAS           TX   75248          1            08/11/03         23
    0417970043                           05           10/01/03          0
    0417970043                           N            09/01/33
    0


    8558774          E22/G01             F          151,410.00         ZZ
                                         360        151,410.00          1
                                       7.125          1,020.08        103
                                       6.875          1,020.08
    BALTIMORE        MD   21234          1            08/11/03         23
    0417806734                           09           10/01/03          0
    0417806734                           O            09/01/33
    0
1




    8558790          E22/G01             F          260,900.00         ZZ
                                         360        260,900.00          1
                                       7.500          1,824.25        100
                                       7.250          1,824.25
    ORANGEVALE       CA   95662          5            08/06/03         23
    0417822145                           05           10/01/03          0
    0417822145                           O            09/01/33
    0


    8558912          E22/G01             F          165,850.00         ZZ
                                         360        165,850.00          1
                                       6.375          1,034.69        107
                                       6.125          1,034.69
    BALTIMORE        MD   21234          1            08/11/03         23
    0417159472                           05           10/01/03          0
    0417159472                           O            09/01/33
    0


    8559028          E22/G01             F          167,500.00         ZZ
                                         360        167,500.00          1
                                       6.875          1,100.36        100
                                       6.625          1,100.36
    SEATTLE          WA   98103          1            08/07/03         23
    0418163622                           01           10/01/03          0
    0418163622                           O            09/01/33
    0


    8559036          E22/G01             F          248,400.00         ZZ
                                         360        248,400.00          1
                                       7.500          1,736.85         99
                                       7.250          1,736.85
    GRANVILLE        OH   43023          1            08/11/03         23
    0418197851                           05           10/01/03          0
    0418197851                           O            09/01/33
    0


    8559154          N67/G01             F          179,000.00         ZZ
                                         360        178,860.36          1
                                       7.250          1,221.10        100
                                       7.000          1,221.10
    DECATUR          GA   30030          1            07/28/03         23
    0436358899                           05           09/01/03          0
    3254007577                           O            08/01/33
    0
1




    8559194          K15/G01             F          122,200.00         ZZ
                                         360        122,084.05          1
                                       6.250            752.41         99
                                       6.000            752.41
    LADSON           SC   29456          1            08/01/03         23
    0436339683                           05           09/01/03          0
    017505519221                         O            08/01/33
    0


    8559220          U85/G01             F          133,500.00         ZZ
                                         360        133,423.19          1
                                       8.750          1,050.25         99
                                       8.500          1,050.25
    BROWN DEER       WI   53223          1            08/01/03         23
    0436318760                           05           09/01/03          0
    1                                    O            08/01/33
    0


    8559240          U35/G01             F           59,850.00         ZZ
                                         360         59,802.14          2
                                       7.125            403.22         95
                                       6.875            403.22
    WAUSAU           WI   54403          1            07/25/03         23
    0436469456                           05           09/01/03          0
    12634459                             N            08/01/33
    0


    8559300          477/G01             F          280,850.00         ZZ
                                         360        280,619.79          1
                                       7.000          1,868.50        107
                                       6.750          1,868.50
    FONTANA          CA   92336          5            07/24/03         23
    0436373419                           05           09/01/03          0
    263943                               O            08/01/33
    0


    8559302          K60/G01             F           52,000.00         ZZ
                                         360         51,964.21          1
                                       7.875            377.04        100
                                       7.625            377.04
    MINDEN           LA   71055          1            07/30/03         23
    0436326268                           05           09/01/03          0
    0001057592                           O            08/01/33
    0
1




    8559326          477/G01             F          186,000.00         ZZ
                                         360        186,000.00          1
                                       7.125          1,253.12        100
                                       6.875          1,253.12
    PHOENIX          AZ   85050          1            08/01/03         23
    0436325641                           03           10/01/03          0
    239511                               O            09/01/33
    0


    8559366          U35/G01             F          101,650.00         ZZ
                                         360        101,650.00          1
                                       7.375            702.07        107
                                       7.125            702.07
    MOLINE           IL   61265          5            08/07/03         23
    0436404248                           05           10/01/03          0
    12708541                             O            09/01/33
    0


    8559368          A06/G01             F          183,000.00         ZZ
                                         360        182,889.13          1
                                       8.500          1,407.12        103
                                       8.250          1,407.12
    ST CLAIRE SHORE  MI   48081          5            07/26/03         23
    0436431670                           05           09/01/03          0
    1                                    O            08/01/33
    0


    8559374          642/G01             F           68,900.00         ZZ
                                         360         68,900.00          1
                                       6.875            452.62        100
                                       6.625            452.62
    BUFFALO          NY   14212          1            08/01/03         23
    0436336457                           05           10/01/03          0
    06-1891-03                           O            09/01/33
    0


    8559378          N74/G01             F          199,500.00         ZZ
                                         360        199,231.39          1
                                       8.000          1,463.86        100
                                       7.750          1,463.86
    ROCK HILL        SC   29730          1            07/30/03         23
    0436365852                           05           08/30/03          0
    0033025010                           O            07/30/33
    0
1




    8559720          E22/G01             F          273,300.00         ZZ
                                         360        273,300.00          1
                                       6.625          1,749.97        100
                                       6.375          1,749.97
    LAKEWOOD         WA   98499          1            07/30/03         23
    0417931656                           05           10/01/03          0
    0417931656                           O            09/01/33
    0


    8559724          E22/G01             F          113,490.00         ZZ
                                         360        113,490.00          1
                                       6.375            708.03        106
                                       6.125            708.03
    GARDEN CITY      ID   83714          2            08/04/03         23
    0417935103                           05           10/01/03          0
    0417935103                           O            09/01/33
    0


    8559736          A11/G01             F          112,500.00         ZZ
                                         360        112,310.42          1
                                       6.875            739.05        107
                                       6.625            739.05
    DEARBORN         MI   48124          1            07/17/03         23
    0436306914                           05           08/17/03          0
    189180999                            O            07/17/33
    0


    8559742          253/G01             F           86,000.00         ZZ
                                         360         86,000.00          1
                                       7.250            586.68        100
                                       7.000            586.68
    NEW CASTLE       DE   19720          1            08/04/03         23
    0436317317                           01           10/01/03          0
    483946                               O            09/01/33
    0


    8559748          808/G01             F          146,500.00         ZZ
                                         360        146,388.52          1
                                       7.375          1,011.84        105
                                       7.125          1,011.84
    LAKE ELSINORE    CA   92530          1            07/31/03         23
    0436357313                           05           09/01/03          0
    9331110                              O            08/01/33
    0
1




    8559766          E22/G01             F          184,900.00         ZZ
                                         360        184,900.00          1
                                       6.500          1,168.69        103
                                       6.250          1,168.69
    BOCA RATON       FL   33486          1            08/08/03         23
    0417960846                           09           10/01/03          0
    0417960846                           O            09/01/33
    0


    8559772          E22/G01             F          268,912.00         ZZ
                                         360        268,912.00          1
                                       6.375          1,677.66        103
                                       6.125          1,677.66
    ELK GROVE        CA   95624          1            07/31/03         23
    0417968278                           05           10/01/03          0
    0417968278                           O            09/01/33
    0


    8559778          E22/G01             F           61,800.00         ZZ
                                         360         61,800.00          1
                                       8.375            469.72        103
                                       8.125            469.72
    BELLEVUE         NE   68147          1            08/08/03         23
    0417968815                           05           10/01/03          0
    0417968815                           O            09/01/33
    0


    8559784          E22/G01             F           98,700.00         ZZ
                                         360         98,700.00          1
                                       6.750            640.17        103
                                       6.500            640.17
    TAMPA            FL   33615          1            08/08/03         23
    0417973286                           09           10/01/03          0
    0417973286                           O            09/01/33
    0


    8559820          E22/G01             F           89,610.00         ZZ
                                         360         89,610.00          1
                                       8.000            657.53        103
                                       7.750            657.53
    JACKSONVILLE     FL   32216          1            08/08/03         23
    0417989332                           05           10/01/03          0
    0417989332                           O            09/01/33
    0
1




    8559886          E22/G01             F           56,905.00         ZZ
                                         360         56,905.00          1
                                       7.125            383.38         95
                                       6.875            383.38
    JACKSONVILLE     NC   28546          1            08/07/03         23
    0418015368                           07           10/01/03          0
    0418015368                           N            09/01/33
    0


    8559926          R17/G01             F          200,000.00         ZZ
                                         360        199,831.97          2
                                       6.875          1,313.86        100
                                       6.625          1,313.86
    SARASOTA         FL   34234          1            07/31/03         23
    0436439442                           05           09/01/03          0
    1000375359                           O            08/01/33
    0


    8559942          U35/G01             F           81,320.00         ZZ
                                         360         81,320.00          1
                                       6.250            500.70        107
                                       6.000            500.70
    PLYMOUTH         WI   53073          1            08/05/03         23
    0436401889                           05           10/01/03          0
    12784428                             O            09/01/33
    0


    8559976          E22/G01             F          210,000.00         ZZ
                                         360        210,000.00          1
                                       7.125          1,414.81        100
                                       6.875          1,414.81
    LAKE WORTH       FL   33463          1            08/08/03         23
    0418031258                           03           10/01/03          0
    0418031258                           O            09/01/33
    0


    8559978          E22/G01             F           69,150.00         T
                                         360         69,150.00          1
                                       6.875            454.27        107
                                       6.625            454.27
    LEESVILLE        SC   29070          1            08/08/03         23
    0418034906                           05           10/01/03          0
    0418034906                           O            09/01/33
    0
1




    8560002          E22/G01             F          133,000.00         ZZ
                                         360        133,000.00          1
                                       6.625            851.61        106
                                       6.375            851.61
    HARTSELLE        AL   35640          1            08/08/03         23
    0418052494                           05           10/01/03          0
    0418052494                           O            09/01/33
    0


    8560008          E22/G01             F          206,500.00         ZZ
                                         360        206,500.00          1
                                       6.750          1,339.36        105
                                       6.500          1,339.36
    SANGER           TX   76266          1            08/06/03         23
    0418052684                           05           10/01/03          0
    0418052684                           O            09/01/33
    0


    8560068          E22/G01             F          110,210.00         ZZ
                                         360        110,210.00          1
                                       6.375            687.57        107
                                       6.125            687.57
    POST FALLS       ID   83854          2            07/31/03         23
    0418093720                           03           10/01/03          0
    0418093720                           O            09/01/33
    0


    8560072          E22/G01             F          111,150.00         ZZ
                                         360        111,067.51          1
                                       7.500            777.18         95
                                       7.250            777.18
    VIRGINIA BEACH   VA   23462          1            08/07/03         23
    0418097481                           09           09/01/03          0
    0418097481                           N            08/01/33
    0


    8560120          E22/G01             F          191,900.00         ZZ
                                         360        191,900.00          1
                                       7.375          1,325.41         95
                                       7.125          1,325.41
    BOTHELL          WA   98012          1            08/05/03         23
    0418155339                           01           10/01/03          0
    0418155339                           O            09/01/33
    0
1




    8560142          E22/G01             F          175,000.00         ZZ
                                         360        175,000.00          1
                                       6.750          1,135.05        100
                                       6.500          1,135.05
    ENGLEWOOD        CO   80110          1            08/08/03         23
    0418184289                           05           10/01/03          0
    0418184289                           O            09/01/33
    0


    8560144          E22/G01             F          298,500.00         ZZ
                                         360        298,500.00          1
                                       6.250          1,837.92        107
                                       6.000          1,837.92
    ELK GROVE        CA   95758          1            08/06/03         23
    0418199899                           05           10/01/03          0
    0418199899                           O            09/01/33
    0


    8560302          737/G01             F          110,000.00         ZZ
                                         360        109,905.29          1
                                       6.750            713.46        100
                                       6.500            713.46
    GARLAND          TX   75043          1            07/29/03         23
    0436337554                           05           09/01/03          0
    6025474                              O            08/01/33
    0


    8560316          T63/G01             F          156,000.00         ZZ
                                         360        156,000.00          1
                                       8.625          1,213.35         99
                                       8.375          1,213.35
    BOWIE            MD   20720          5            08/05/03         23
    0436328504                           01           10/01/03          0
    11633517                             O            09/01/33
    0


    8560350          E22/G01             F          106,500.00         ZZ
                                         360        106,500.00          1
                                       6.750            690.76        106
                                       6.500            690.76
    ST. LOUIS        MO   63123          1            08/08/03         23
    0417453859                           03           10/01/03          0
    0417453859                           O            09/01/33
    0
1




    8560360          E22/G01             F          227,000.00         ZZ
                                         360        227,000.00          1
                                       6.500          1,434.79        107
                                       6.250          1,434.79
    EASTON           MD   21601          1            08/07/03         23
    0417470127                           05           10/01/03          0
    0417470127                           O            09/01/33
    0


    8560392          E22/G01             F          148,320.00         ZZ
                                         360        148,320.00          1
                                       8.375          1,127.34        103
                                       8.125          1,127.34
    MARGATE          FL   33063          1            08/08/03         23
    0417505336                           05           10/01/03          0
    0417505336                           O            09/01/33
    0


    8560422          E22/G01             F          131,800.00         ZZ
                                         360        131,800.00          1
                                       6.750            854.85        104
                                       6.500            854.85
    STAGECOACH       NV   89429          1            08/05/03         23
    0417567989                           05           10/01/03          0
    0417567989                           O            09/01/33
    0


    8560514          E22/G01             F          195,700.00         ZZ
                                         360        195,547.33          1
                                       7.250          1,335.02        100
                                       7.000          1,335.02
    WESTMINSTER      CO   80031          1            08/08/03         23
    0417693330                           01           09/01/03          0
    0417693330                           O            08/01/33
    0


    8560566          E22/G01             F           93,627.00         ZZ
                                         360         93,564.18          1
                                       8.000            687.00        103
                                       7.750            687.00
    FORT WALTON BEA  FL   32547          1            08/08/03         23
    0417741162                           09           09/01/03          0
    0417741162                           O            08/01/33
    0
1




    8560590          E22/G01             F          125,660.00         ZZ
                                         360        125,660.00          1
                                       8.250            944.04        103
                                       8.000            944.04
    JEFFERSON CITY   MO   65101          5            08/04/03         23
    0417748225                           05           10/01/03          0
    0417748225                           O            09/01/33
    0


    8560650          E22/G01             F          141,500.00         ZZ
                                         360        141,500.00          1
                                       6.875            929.55        100
                                       6.625            929.55
    EUGENE           OR   97402          1            08/05/03         23
    0417758398                           05           10/01/03          0
    0417758398                           O            09/01/33
    0


    8560696          E22/G01             F          144,900.00         ZZ
                                         360        144,900.00          1
                                       6.875            951.89        105
                                       6.625            951.89
    YELM             WA   98597          1            08/05/03         23
    0417792934                           05           10/01/03          0
    0417792934                           O            09/01/33
    0


    8560780          U35/G01             F           92,700.00         ZZ
                                         360         92,637.80          1
                                       8.000            680.20        103
                                       7.750            680.20
    FRESNO           CA   93703          1            08/05/03         23
    0436403471                           05           09/01/03          0
    12637759                             O            08/01/33
    0


    8560816          E22/G01             F          254,925.00         ZZ
                                         360        254,925.00          1
                                       6.500          1,611.30        103
                                       6.250          1,611.30
    ELK GROVE        CA   95758          1            08/01/03         23
    0417866803                           05           10/01/03          0
    0417866803                           O            09/01/33
    0
1




    8560852          U35/G01             F           71,800.00         ZZ
                                         360         71,741.14          1
                                       7.000            477.69         96
                                       6.750            477.69
    DES MOINES       IA   50313          5            07/30/03         23
    0436401079                           05           09/01/03          0
    12698555                             O            08/01/33
    0


    8560872          E22/G01             F          172,000.00         ZZ
                                         360        172,000.00          1
                                       6.500          1,087.16        107
                                       6.250          1,087.16
    MORRISTOWN       TN   37814          1            08/08/03         23
    0417903739                           05           10/01/03          0
    0417903739                           O            09/01/33
    0


    8560916          U35/G01             F           32,300.00         ZZ
                                         360         32,274.17          1
                                       7.125            217.61         95
                                       6.875            217.61
    WAUSAU           WI   54403          1            07/31/03         23
    0436469472                           05           09/01/03          0
    12715039                             N            08/01/33
    0


    8560934          N67/G01             F           95,250.00         ZZ
                                         360         95,171.92          1
                                       7.000            633.70        106
                                       6.750            633.70
    HOMESTEAD        FL   33034          1            07/30/03         23
    0436359418                           01           09/01/03          0
    3254007602                           O            08/01/33
    0


    8560982          U35/G01             F           92,000.00         ZZ
                                         360         91,924.59          1
                                       7.000            612.08        105
                                       6.750            612.08
    MOLINE           IL   61265          1            08/01/03         23
    0436469308                           05           09/01/03          0
    12643298                             O            08/01/33
    0
1




    8561030          M24/G01             F           57,000.00         ZZ
                                         360         56,954.19          1
                                       7.100            383.06         95
                                       6.850            383.06
    WAYNE            NE   68787          1            07/30/03         23
    0436307003                           05           09/01/03          0
    253213686                            N            08/01/33
    0


    8561166          B39/G01             F          317,325.00         ZZ
                                         360        317,325.00          1
                                       7.625          2,246.01        100
                                       7.375          2,246.01
    BLAINE           MN   55449          1            08/08/03         23
    0436440689                           03           10/01/03          0
    20033370F                            O            09/01/33
    0


    8561208          E60/G01             F          296,500.00         ZZ
                                         360        296,225.39          1
                                       6.375          1,849.77        102
                                       6.125          1,849.77
    SAN DIEGO        CA   92126          1            07/14/03         23
    0436307524                           01           09/01/03          0
    1                                    O            08/01/33
    0


    8561224          G51/G01             F           88,000.00         ZZ
                                         360         88,000.00          1
                                       8.250            661.12        100
                                       8.000            661.12
    SPRING CITY      UT   84662          1            08/06/03         23
    0436320030                           05           10/01/03          0
    36000346                             O            09/01/33
    0


    8561298          G51/G01             F          319,000.00         ZZ
                                         360        319,000.00          1
                                       6.875          2,095.61         98
                                       6.625          2,095.61
    MONUMENT         CO   80132          2            08/06/03         23
    0436320691                           07           10/01/03          0
    20007506                             O            09/01/33
    0
1




    8561300          T29/G01             F          160,380.00         ZZ
                                         360        160,251.75          1
                                       7.125          1,080.51         99
                                       6.875          1,080.51
    NORTH LAS VEGAS  NV   89032          5            07/17/03         23
    0436433445                           05           09/01/03          0
    1537177                              O            08/01/33
    0


    8561358          T29/G01             F          191,500.00         ZZ
                                         180        190,889.24          1
                                       6.875          1,707.90        107
                                       6.625          1,707.90
    KANSAS CITY      MO   64151          5            07/21/03         00
    0436467872                           03           09/01/03          0
    1588890                              O            08/01/18
    0


    8561612          J95/G01             F           96,750.00         ZZ
                                         360         96,662.53          1
                                       6.500            611.53        105
                                       6.250            611.53
    HAMPTON          VA   23661          1            07/28/03         23
    0436344980                           05           09/01/03          0
    0043812965                           O            08/01/33
    0


    8562140          M27/G01             F          130,000.00         ZZ
                                         360        129,893.44          1
                                       7.000            864.89        100
                                       6.750            864.89
    HICKORY          NC   28601          1            07/23/03         23
    0436425649                           05           09/01/03          0
    600975291                            O            08/01/33
    0


    8562154          W35/G01             F           95,100.00         ZZ
                                         360         94,937.38          1
                                       6.800            619.98         98
                                       6.550            619.98
    WALKERTON        IN   46574          5            07/15/03         23
    0436395784                           05           08/21/03          0
    21280                                O            07/21/33
    0
1




    8562166          L96/G01             F          359,800.00         ZZ
                                         360        359,466.76          1
                                       6.375          2,244.68        107
                                       6.125          2,244.68
    VENTURA          CA   93003          1            07/22/03         23
    0436383384                           05           09/01/03          0
    8960180000                           O            08/01/33
    0


    8562182          W35/G01             F           35,200.00         ZZ
                                         360         35,169.39          1
                                       6.700            227.14        107
                                       6.450            227.14
    WEST SALEM       IL   62476          1            07/15/03         23
    0436428056                           05           09/01/03          0
    21140                                O            08/01/33
    0


    8562194          940/G01             F          168,516.00         ZZ
                                         360        168,367.32          1
                                       6.625          1,079.03        100
                                       6.375          1,079.03
    LANCASTER        CA   93535          1            07/25/03         23
    0436376198                           05           09/01/03          0
    40031022                             O            08/01/33
    0


    8562208          U35/G01             F          144,200.00         ZZ
                                         360        144,200.00          1
                                       8.000          1,058.09        103
                                       7.750          1,058.09
    CLOVIS           CA   93612          1            08/08/03         23
    0436469803                           05           10/01/03          0
    12816561                             O            09/01/33
    0


    8562216          737/G01             F          113,300.00         ZZ
                                         360        113,236.48          1
                                       8.875            901.47        103
                                       8.625            901.47
    BROUSSARD        LA   70518          1            08/01/03         23
    0436442198                           05           09/01/03          0
    6026800                              O            08/01/33
    0
1




    8562218          U35/G01             F          103,790.00         ZZ
                                         360        103,790.00          1
                                       7.250            708.03        107
                                       7.000            708.03
    NEVADA           IA   50201          5            08/08/03         23
    0436381636                           05           10/01/03          0
    12773370                             O            09/01/33
    0


    8562244          Q14/G01             F          121,400.00         ZZ
                                         360        121,400.00          1
                                       7.250            828.16        103
                                       7.000            828.16
    MOHAVE VALLEY    AZ   86440          2            08/04/03         23
    0436378376                           05           10/01/03          0
    0000315215                           O            09/01/33
    0


    8562290          685/G01             F          144,200.00         ZZ
                                         360        144,092.98          1
                                       7.500          1,008.27        103
                                       7.250          1,008.27
    TULARE           CA   93274          5            07/25/03         23
    0436322606                           05           09/01/03          0
    135769                               O            08/01/33
    0


    8562324          U35/G01             F           73,625.00         ZZ
                                         360         73,625.00          1
                                       7.000            489.83         95
                                       6.750            489.83
    BEECH GROVE      IN   46107          1            08/06/03         23
    0436450035                           05           10/01/03          0
    12756416                             N            09/01/33
    0


    8562374          X94/G01             F          133,000.00         ZZ
                                         360        133,000.00          2
                                       8.125            987.52        100
                                       7.875            987.52
    JANESVILLE       WI   53545          1            08/06/03         23
    0436383731                           05           10/01/03          0
    991485                               O            09/01/33
    0
1




    8562408          W40/G01             F          139,900.00         ZZ
                                         360        139,782.47          1
                                       6.875            919.04        100
                                       6.625            919.04
    NOVI             MI   48377          1            07/30/03         00
    0436316111                           05           09/01/03          0
    1010020927                           O            08/01/33
    0


    8562446          Q49/G01             F           74,675.00         ZZ
                                         360         74,675.00          1
                                       8.750            587.47        103
                                       8.500            587.47
    NEW HARTFORD     NY   13413          1            08/04/03         23
    0436451496                           01           10/01/03          0
    41410903                             O            09/01/33
    0


    8562456          N67/G01             F           72,000.00         ZZ
                                         360         72,000.00          1
                                       7.625            509.61        100
                                       7.375            509.61
    CLEVELAND        OH   44103          1            08/05/03         23
    0436394290                           05           10/01/03          0
    326CALDWELLR07                       O            09/01/33
    0


    8562462          T76/G01             F          152,000.00         ZZ
                                         360        151,887.19          1
                                       7.500          1,062.81        100
                                       7.250          1,062.81
    ORLANDO          FL   32818          1            08/04/03         23
    0436402846                           03           09/04/03          0
    CM102958834                          O            08/04/33
    0


    8562486          X21/G01             F          129,900.00         ZZ
                                         360        129,803.60          1
                                       7.500            908.28        100
                                       7.250            908.28
    GOODYEAR         AZ   85338          1            07/28/03         23
    0436352066                           05           09/01/03          0
    709495                               O            08/01/33
    0
1




    8562488          W42/G01             F          117,420.00         ZZ
                                         360        117,344.97          1
                                       8.240            881.31        103
                                       7.990            881.31
    CHICAGO          IL   60620          1            08/01/03         23
    0436367098                           05           09/01/03          0
    112521                               O            08/01/33
    0


    8562490          N67/G01             F          152,300.00         ZZ
                                         360        152,300.00          1
                                       7.875          1,104.28        103
                                       7.625          1,104.28
    OXFORD           MI   48371          1            08/01/03         23
    0436359996                           05           10/01/03          0
    326PREZEPIORJ07                      O            09/01/33
    0


    8562526          B28/G01             F          298,530.00         ZZ
                                         360        298,285.29          1
                                       7.000          1,986.13        107
                                       6.750          1,986.13
    PALATINE         IL   60067          1            08/05/03         23
    0436391627                           05           09/01/03          0
    02201161                             O            08/01/33
    0


    8562546          X81/G01             F          187,011.00         ZZ
                                         360        186,861.45          1
                                       7.125          1,259.93         99
                                       6.875          1,259.93
    ST CLOUD         MN   56301          1            07/23/03         23
    0436406854                           05           09/01/03          0
    953505                               O            08/01/33
    0


    8562548          X21/G01             F          245,000.00         ZZ
                                         360        244,789.06          1
                                       6.750          1,589.07        107
                                       6.500          1,589.07
    LEESBURG NE      VA   20176          1            08/01/03         23
    0436352967                           07           09/01/03          0
    709700                               O            08/01/33
    0
1




    8562552          W40/G01             F          193,670.00         ZZ
                                         360        193,511.25          1
                                       7.000          1,288.49        106
                                       6.750          1,288.49
    GLENDALE         AZ   85304          5            07/31/03         00
    0436342687                           05           09/01/03          0
    1000024622                           O            08/01/33
    0


    8562556          H76/G01             F          118,450.00         ZZ
                                         360        118,381.85          1
                                       8.750            931.85        103
                                       8.500            931.85
    PENNSAUKEN       NJ   08109          5            08/01/03         23
    0436378210                           09           09/01/03          0
    2003499759                           O            08/01/33
    0


    8562624          642/G01             F          149,800.00         ZZ
                                         360        149,800.00          1
                                       7.000            996.62        107
                                       6.750            996.62
    BROWNSBURG       IN   46112          2            08/07/03         23
    0436336382                           05           10/01/03          0
    07-2191-03                           O            09/01/33
    0


    8562630          Q78/G01             F          123,951.00         T
                                         360        123,951.00          1
                                       7.500            866.69        104
                                       7.250            866.69
    SALEM            IL   62881          1            08/04/03         23
    0436353783                           05           10/01/03          0
    731934                               O            09/01/33
    0


    8562632          X89/G01             F           89,000.00         ZZ
                                         360         89,000.00          1
                                       8.375            676.46        100
                                       8.125            676.46
    CREST HILL       IL   60435          1            08/05/03         23
    0436381503                           01           10/01/03          0
    2012905                              O            09/01/33
    0
1




    8562650          Q78/G01             F          112,350.00         ZZ
                                         360        112,350.00          1
                                       6.988            746.57        106
                                       6.738            746.57
    INMAN            SC   29349          5            08/07/03         23
    0436353692                           05           10/01/03          0
    734372                               O            09/01/33
    0


    8562688          K15/G01             F          178,500.00         ZZ
                                         360        178,370.81          1
                                       7.625          1,263.41         96
                                       7.375          1,263.41
    COON RAPIDS      MN   55433          5            07/25/03         23
    0436344998                           05           09/01/03          0
    013105519158                         O            08/01/33
    0


    8562712          Q14/G01             F          105,000.00         ZZ
                                         360        105,000.00          1
                                       7.375            725.21        100
                                       7.125            725.21
    MARION           IA   52302          1            08/05/03         23
    0436332498                           05           10/01/03          0
    0000314563                           O            09/01/33
    0


    8562722          U35/G01             F           97,850.00         ZZ
                                         360         97,850.00          1
                                       7.750            701.01        103
                                       7.500            701.01
    CHICAGO          IL   60619          1            08/08/03         23
    0436365977                           05           10/01/03          0
    12814557                             O            09/01/33
    0


    8562766          H76/G01             F          187,250.00         ZZ
                                         360        187,250.00          1
                                       6.750          1,214.50        107
                                       6.500          1,214.50
    RICHMOND         VA   23228          5            08/08/03         23
    0436321467                           05           10/01/03          0
    2003505356                           O            09/01/33
    0
1




    8562768          K60/G01             F          143,420.00         ZZ
                                         360        143,420.00          1
                                       6.625            918.33        101
                                       6.375            918.33
    SAN ANTONIO      TX   78247          2            08/06/03         23
    0436394316                           09           10/01/03          0
    81308                                O            09/01/33
    0


    8562784          H76/G01             F          129,690.00         ZZ
                                         360        129,588.82          1
                                       7.250            884.72         99
                                       7.000            884.72
    SANDSTON         VA   23150          5            07/31/03         23
    0436326730                           05           09/01/03          0
    2003502292                           O            08/01/33
    0


    8562850          U35/G01             F          100,000.00         ZZ
                                         360         99,925.79          1
                                       7.500            699.21        100
                                       7.250            699.21
    INDIANAPOLIS     IN   46208          1            08/04/03         23
    0436366736                           05           09/01/03          0
    12661941                             O            08/01/33
    0


    8562900          X81/G01             F          155,430.00         ZZ
                                         360        155,335.84          1
                                       8.500          1,195.12         99
                                       8.250          1,195.12
    BURNSVILLE       MN   55306          1            07/17/03         23
    0436407415                           01           09/01/03          0
    953483                               O            08/01/33
    0


    8562902          J95/G01             F          132,500.00         ZZ
                                         360        132,500.00          1
                                       6.500            837.50        100
                                       6.250            837.50
    SPARTANBURG      SC   29316          1            08/04/03         23
    0436345433                           05           10/01/03          0
    0044692283                           O            09/01/33
    0
1




    8563008          S53/G01             F          164,000.00         ZZ
                                         360        163,905.64          1
                                       8.750          1,290.19        100
                                       8.500          1,290.19
    FRIDLEY          MN   55432          2            07/22/03         23
    0436400808                           09           09/01/03          0
    9722921000                           O            08/01/33
    0


    8563046          S53/G01             F          235,000.00         ZZ
                                         360        234,807.00          1
                                       6.990          1,561.88        100
                                       6.740          1,561.88
    DELAWARE         OH   43015          1            08/01/03         23
    0436426431                           05           09/01/03          0
    9849898000                           O            08/01/33
    0


    8563050          G51/G01             F          101,700.00         ZZ
                                         360        101,700.00          1
                                       8.000            746.24         96
                                       7.750            746.24
    PUEBLO           CO   81005          2            08/08/03         23
    0436391353                           05           10/01/03          0
    20006995                             O            09/01/33
    0


    8563056          G51/G01             F           83,000.00         ZZ
                                         360         83,000.00          1
                                       6.750            538.34        104
                                       6.500            538.34
    TUCSON           AZ   85716          1            08/05/03         23
    0436345540                           01           10/01/03          0
    33000024                             O            09/01/33
    0


    8563064          X67/G01             F           88,810.00         ZZ
                                         360         88,735.39          1
                                       6.875            583.42        107
                                       6.625            583.42
    NEW PORT RICHEY  FL   34652          1            07/18/03         23
    0436336879                           05           09/01/03          0
    0000418510                           O            08/01/33
    0
1




    8563090          X67/G01             F           66,595.00         ZZ
                                         360         66,536.24          2
                                       6.625            426.42         95
                                       6.375            426.42
    SIOUX CITY       IA   51106          1            07/31/03         23
    0436432397                           05           09/01/03          0
    0000420999                           N            08/01/33
    0


    8563126          K15/G01             F          196,000.00         ZZ
                                         360        196,000.00          1
                                       7.125          1,320.49        107
                                       6.875          1,320.49
    SOUTH WINDSOR    CT   06074          5            08/06/03         23
    0436342315                           05           10/01/03          0
    037405511319                         O            09/01/33
    0


    8563288          R17/G01             F          151,050.00         ZZ
                                         360        150,919.95          1
                                       6.750            979.71         95
                                       6.500            979.71
    MONTGOMERY       TX   77356          1            07/24/03         23
    0436343545                           09           09/01/03          0
    1000352796                           N            08/01/33
    0


    8563344          E22/G01             F          285,001.00         ZZ
                                         360        285,001.00          1
                                       8.000          2,091.24        100
                                       7.750          2,091.24
    SPRINGFIELD GAR  NY   11434          1            08/12/03         23
    0417156759                           05           10/01/03          0
    0417156759                           O            09/01/33
    0


    8563398          E22/G01             F          172,000.00         ZZ
                                         360        172,000.00          1
                                       6.625          1,101.33        100
                                       6.375          1,101.33
    LAS VEGAS        NV   89119          1            08/05/03         23
    0417583275                           05           10/01/03          0
    0417583275                           O            09/01/33
    0
1




    8563460          E22/G01             F          139,200.00         ZZ
                                         360        139,200.00          1
                                       6.375            868.43        106
                                       6.125            868.43
    HOLLYWOOD        FL   33024          1            08/12/03         23
    0417765500                           05           10/01/03          0
    0417765500                           O            09/01/33
    0


    8563462          E22/G01             F          180,500.00         ZZ
                                         360        180,500.00          1
                                       6.750          1,170.72         95
                                       6.500          1,170.72
    TACOMA           WA   98406          1            08/06/03         23
    0417776960                           05           10/01/03          0
    0417776960                           N            09/01/33
    0


    8563494          E22/G01             F          111,500.00         ZZ
                                         360        111,406.32          1
                                       6.875            732.48        105
                                       6.625            732.48
    COEUR D ALENE    ID   83814          5            07/24/03         23
    0417834983                           05           09/01/03          0
    0417834983                           O            08/01/33
    0


    8563496          E22/G01             F          122,570.00         ZZ
                                         360        122,570.00          1
                                       7.000            815.46        103
                                       6.750            815.46
    BOISE            ID   83704          2            08/04/03         23
    0417837820                           05           10/01/03          0
    0417837820                           O            09/01/33
    0


    8563542          E22/G01             F          195,700.00         ZZ
                                         360        195,700.00          1
                                       7.750          1,402.02        103
                                       7.500          1,402.02
    LEE'S SUMMIT     MO   64086          5            08/07/03         23
    0417888609                           03           10/01/03          0
    0417888609                           O            09/01/33
    0
1




    8563546          S53/G01             F           84,500.00         ZZ
                                         360         84,438.84          1
                                       7.625            598.09        107
                                       7.375            598.09
    KNOXVILLE        TN   37920          5            07/25/03         23
    0436333850                           05           09/01/03          0
    9848858000                           O            08/01/33
    0


    8563660          E22/G01             F          137,505.00         ZZ
                                         360        137,505.00          1
                                       8.250          1,033.03        103
                                       8.000          1,033.03
    ALEXANDRIA       LA   71303          5            08/07/03         23
    0417920030                           05           10/01/03          0
    0417920030                           O            09/01/33
    0


    8563666          E22/G01             F          150,800.00         ZZ
                                         360        150,800.00          1
                                       6.375            940.80        104
                                       6.125            940.80
    KALAMAZOO        MI   49006          1            08/12/03         23
    0417922150                           05           10/01/03          0
    0417922150                           O            09/01/33
    0


    8563674          E22/G01             F          165,429.00         ZZ
                                         360        165,429.00          1
                                       7.750          1,185.15         99
                                       7.500          1,185.15
    CONWAY           SC   29527          5            08/07/03         23
    0417934171                           03           10/01/03          0
    0417934171                           O            09/01/33
    0


    8563688          E22/G01             F          171,000.00         ZZ
                                         360        171,000.00          1
                                       6.375          1,066.82        100
                                       6.125          1,066.82
    BELLINGHAM       WA   98225          1            08/06/03         23
    0417949419                           05           10/01/03          0
    0417949419                           O            09/01/33
    0
1




    8563692          E22/G01             F           91,900.00         ZZ
                                         360         91,900.00          1
                                       7.000            611.41        100
                                       6.750            611.41
    ANNISTON         AL   36206          1            08/12/03         23
    0417957073                           05           10/01/03          0
    0417957073                           O            09/01/33
    0


    8563708          S53/G01             F           90,179.00         ZZ
                                         360         90,104.93          1
                                       6.990            599.36        107
                                       6.740            599.36
    JACKSONVILLE     FL   32218          1            07/18/03         23
    0436336721                           05           09/01/03          0
    9848173000                           O            08/01/33
    0


    8563712          E22/G01             F           70,040.00         ZZ
                                         360         70,040.00          1
                                       8.250            526.19        103
                                       8.000            526.19
    MISHAWAKA        IN   46544          1            08/12/03         23
    0417983327                           05           10/01/03          0
    0417983327                           O            09/01/33
    0


    8563768          E22/G01             F           97,850.00         ZZ
                                         360         97,850.00          1
                                       6.875            642.80         95
                                       6.625            642.80
    PORTLAND         OR   97206          1            08/06/03         23
    0418011003                           05           10/01/03          0
    0418011003                           N            09/01/33
    0


    8563770          E22/G01             F           50,255.00         ZZ
                                         360         50,255.00          1
                                       7.125            338.58         95
                                       6.875            338.58
    JACKSONVILLE     NC   28540          1            08/12/03         23
    0418015160                           07           10/01/03          0
    0418015160                           N            09/01/33
    0
1




    8563816          E22/G01             F          156,000.00         ZZ
                                         360        156,000.00          1
                                       7.250          1,064.19         98
                                       7.000          1,064.19
    BELLINGHAM       WA   98226          5            08/05/03         23
    0418071353                           05           10/01/03          0
    0418071353                           O            09/01/33
    0


    8563818          E22/G01             F          171,270.00         ZZ
                                         360        171,270.00          1
                                       8.250          1,286.69         99
                                       8.000          1,286.69
    ONTARIO          CA   91764          5            08/04/03         23
    0418078739                           01           10/01/03          0
    0418078739                           O            09/01/33
    0


    8563842          E22/G01             F          210,900.00         ZZ
                                         360        210,900.00          1
                                       6.500          1,333.03        104
                                       6.250          1,333.03
    FREDERICK        MD   21701          1            08/11/03         23
    0418105953                           09           10/01/03          0
    0418105953                           O            09/01/33
    0


    8563852          E22/G01             F          169,950.00         ZZ
                                         360        169,950.00          1
                                       6.875          1,116.45        103
                                       6.625          1,116.45
    ANNAPOLIS        MD   21401          1            08/12/03         23
    0418133799                           09           10/01/03          0
    0418133799                           O            09/01/33
    0


    8563876          E22/G01             F          150,000.00         ZZ
                                         360        150,000.00          1
                                       7.625          1,061.69        100
                                       7.375          1,061.69
    MIAMI            FL   33177          1            08/12/03         23
    0418191110                           05           10/01/03          0
    0418191110                           O            09/01/33
    0
1




    8563900          X89/G01             F          200,000.00         ZZ
                                         360        199,865.80          1
                                       8.000          1,467.53        101
                                       7.750          1,467.53
    STAR             ID   83669          1            08/01/03         23
    0436378418                           05           09/01/03          0
    2008956                              O            08/01/33
    0


    8563972          R17/G01             F          173,450.00         ZZ
                                         360        173,300.66          1
                                       6.750          1,125.00        106
                                       6.500          1,125.00
    PHILADELPHIA     PA   19111          1            07/31/03         23
    0436355150                           05           09/01/03          0
    WHITF1000371224                      O            08/01/33
    0


    8563998          T23/G01             F          116,000.00         ZZ
                                         360        116,000.00          1
                                       8.000            851.17        103
                                       7.750            851.17
    CINCINNATI       OH   45244          5            08/06/03         23
    0436380950                           05           10/01/03          0
    6712                                 O            09/01/33
    0


    8564060          X83/G01             F          119,000.00         ZZ
                                         360        119,000.00          1
                                       6.740            771.04        103
                                       6.490            771.04
    FLUSHING         MI   48433          1            08/08/03         23
    0436426688                           05           09/08/03          0
    8400888                              O            08/08/33
    0


    8564092          X47/G01             F           73,000.00         ZZ
                                         360         73,000.00          1
                                       7.375            504.19        100
                                       7.125            504.19
    HOUSTON          TX   77017          1            08/01/03         23
    0436333603                           05           10/01/03          0
    K12030                               O            09/01/33
    0
1




    8564094          S53/G01             F          128,000.00         ZZ
                                         360        128,000.00          1
                                       7.490            894.12        100
                                       7.240            894.12
    EAGAN            MN   55122          1            08/04/03         23
    0436336325                           01           10/01/03          0
    9849697000                           O            09/01/33
    0


    8564100          J95/G01             F          162,000.00         ZZ
                                         360        161,870.45          1
                                       7.125          1,091.43        105
                                       6.875          1,091.43
    KANSAS CITY      MO   64155          5            07/09/03         23
    0436345235                           05           09/01/03          0
    0044300309                           O            08/01/33
    0


    8564112          X91/G01             F          244,700.00         ZZ
                                         360        244,473.36          1
                                       6.375          1,526.61        100
                                       6.125          1,526.61
    EWA BEACH        HI   96706          1            07/25/03         23
    0436394241                           29           09/01/03          0
    805582                               O            08/01/33
    0


    8564212          U05/G01             F          107,950.00         ZZ
                                         360        107,850.01          1
                                       6.375            673.47        107
                                       6.125            673.47
    SACRAMENTO       CA   95482          1            07/29/03         23
    0436375299                           01           09/01/03          0
    3393299                              O            08/01/33
    0


    8564228          H76/G01             F           89,600.00         ZZ
                                         360         89,535.14          1
                                       7.625            634.19        103
                                       7.375            634.19
    CORTEZ           CO   81321          5            08/01/03         23
    0436326615                           05           09/01/03          0
    2003500121                           O            08/01/33
    0
1




    8564342          Q30/G01             F          120,285.00         ZZ
                                         360        120,195.72          1
                                       7.500            841.06         99
                                       7.250            841.06
    VERNON           NJ   07462          1            07/24/03         23
    0436431811                           01           09/01/03          0
    21024368                             O            08/01/33
    0


    8564546          X83/G01             F           99,150.00         ZZ
                                         360         99,150.00          1
                                       7.740            709.64        105
                                       7.490            709.64
    TOLEDO           OH   43607          5            08/08/03         23
    0436337455                           05           09/13/03          0
    8400890                              O            08/13/33
    0


    8564570          R17/G01             F           63,365.00         ZZ
                                         360         63,316.78          1
                                       7.375            437.65         95
                                       7.125            437.65
    SAN ANTONIO      TX   78258          1            07/10/03         23
    0436425714                           05           09/01/03          0
    1000354654                           N            08/01/33
    0


    8564698          Q78/G01             F          124,000.00         ZZ
                                         360        123,887.90          1
                                       6.500            783.77        104
                                       6.250            783.77
    OWENSBORO        KY   42303          2            07/16/03         23
    0436353916                           05           09/01/03          0
    733047                               O            08/01/33
    0


    8564704          624/G01             F          165,000.00         ZZ
                                         360        164,861.38          1
                                       6.875          1,083.93        100
                                       6.625          1,083.93
    FRESNO           CA   93703          1            07/16/03         23
    0436326821                           05           09/01/03          0
    100040649                            O            08/01/33
    0
1




    8564706          Q78/G01             F          113,420.00         ZZ
                                         360        113,420.00          2
                                       7.350            781.44        107
                                       7.100            781.44
    COVINGTON        KY   41011          1            08/05/03         23
    0436353577                           05           10/01/03          0
    731267                               O            09/01/33
    0


    8564712          588/G01             F          215,000.00         ZZ
                                         360        214,828.07          1
                                       7.125          1,448.49        103
                                       6.875          1,448.49
    FAIRFAX          VA   22033          1            07/28/03         23
    0436355820                           01           09/01/03          0
    00011029625                          O            08/01/33
    0


    8564782          W50/G01             F          163,251.00         ZZ
                                         360        163,251.00          1
                                       8.125          1,212.13         99
                                       7.875          1,212.13
    VADNAIS HEIGHTS  MN   55127          1            08/11/03         23
    0436437677                           09           10/01/03          0
    00031146                             O            09/01/33
    0


    8564796          Y40/G01             F          159,000.00         ZZ
                                         360        158,903.68          1
                                       8.500          1,222.57        100
                                       8.250          1,222.57
    LAWRENCEVILLE    GA   30044          1            07/29/03         23
    0436389993                           05           09/01/03          0
    51105441                             O            08/01/33
    0


    8564850          588/G01             F          256,650.00         ZZ
                                         360        256,417.99          1
                                       6.500          1,622.20        104
                                       6.250          1,622.20
    WOODBRIDGE       VA   22193          1            07/18/03         23
    0436344204                           05           09/01/03          0
    00011023784                          O            08/01/33
    0
1




    8564926          588/G01             F           85,600.00         ZZ
                                         360         85,518.78          1
                                       6.250            527.05        107
                                       6.000            527.05
    EASTON           PA   18042          1            07/28/03         23
    0436340277                           05           09/01/03          0
    00010996212                          O            08/01/33
    0


    8565014          588/G01             F          218,400.00         ZZ
                                         360        218,211.96          1
                                       6.750          1,416.54        104
                                       6.500          1,416.54
    UPPER DUBLIN TO  PA   19002          1            08/01/03         23
    0436340616                           09           09/01/03          0
    00011015715                          O            08/01/33
    0


    8565206          H49/G01             F          127,000.00         ZZ
                                         360        126,890.66          1
                                       6.750            823.72        100
                                       6.500            823.72
    TUCSON           AZ   85743          1            07/30/03         23
    0436340178                           03           09/01/03          0
    51955577                             O            08/01/33
    0


    8565220          588/G01             F          258,900.00         ZZ
                                         360        258,692.96          1
                                       7.125          1,744.26        107
                                       6.875          1,744.26
    MANASSAS         VA   20111          1            07/09/03         23
    0436339824                           09           09/01/03          0
    00010999034                          O            08/01/33
    0


    8565336          Q64/G01             F          155,000.00         ZZ
                                         360        154,866.55          1
                                       6.750          1,005.33        107
                                       6.500          1,005.33
    HERMITAGE        TN   37076          5            07/31/03         23
    0436382444                           05           09/01/03          0
    2105101284                           O            08/01/33
    0
1




    8565348          W40/G01             F          117,560.00         ZZ
                                         360        117,472.75          1
                                       7.500            822.00         98
                                       7.250            822.00
    TUCSON           AZ   85743          5            07/30/03         00
    0436319511                           03           09/01/03          0
    100002426                            O            08/01/33
    0


    8565358          J95/G01             F          292,100.00         ZZ
                                         360        291,842.29          1
                                       6.625          1,870.35        107
                                       6.375          1,870.35
    CHARLOTTE        NC   28227          5            07/14/03         23
    0436325799                           05           09/01/03          0
    0044140473                           O            08/01/33
    0


    8565504          588/G01             F          305,900.00         ZZ
                                         360        305,900.00          1
                                       7.125          2,060.90        103
                                       6.875          2,060.90
    ALEXANDRIA       VA   22306          1            08/04/03         23
    0436343347                           09           10/01/03          0
    00011003000                          O            09/01/33
    0


    8566042          N46/G01             F           92,000.00         ZZ
                                         360         92,000.00          1
                                       7.625            651.17        103
                                       7.375            651.17
    CONCORD          NC   28025          1            08/07/03         23
    0436342745                           05           10/01/03          0
    117260701                            O            09/01/33
    0


    8566068          X67/G01             F          167,000.00         ZZ
                                         360        166,841.54          1
                                       6.250          1,028.25        104
                                       6.000          1,028.25
    NORFOLK          VA   23502          1            07/30/03         23
    0436399927                           05           09/01/03          0
    0000419503                           O            08/01/33
    0
1




    8566176          X67/G01             F           84,460.00         ZZ
                                         360         84,406.14          1
                                       8.250            634.52        103
                                       8.000            634.52
    RICHMOND         VA   23222          1            07/31/03         23
    0436399851                           05           09/01/03          0
    0000417185                           O            08/01/33
    0


    8566614          F64/G01             F          147,800.00         ZZ
                                         360        147,525.49          1
                                       6.375            922.08        104
                                       6.125            922.08
    SUFFOLK          VA   23434          1            07/03/03         23
    0436336036                           09           08/01/03          0
    5500005595                           O            07/01/33
    0


    8567334          477/G01             F          152,400.00         ZZ
                                         360        152,400.00          1
                                       7.500          1,065.60        103
                                       7.250          1,065.60
    GILBERT          AZ   85296          1            08/01/03         23
    0436429427                           03           10/01/03          0
    239501                               O            09/01/33
    0


    8567446          S53/G01             F          127,526.00         ZZ
                                         360        127,446.74          1
                                       8.375            969.29        103
                                       8.125            969.29
    PUEBLO           CO   81003          5            07/24/03         23
    0436336085                           05           09/01/03          0
    9849038000                           O            08/01/33
    0


    8567534          S53/G01             F          153,010.00         ZZ
                                         360        152,899.25          1
                                       7.625          1,083.00        107
                                       7.375          1,083.00
    BROWN DEER       WI   53223          5            07/25/03         23
    0436383715                           05           09/01/03          0
    9849211000                           O            08/01/33
    0
1




    8567804          Y40/G01             F          133,900.00         ZZ
                                         360        133,807.85          1
                                       7.875            970.87        103
                                       7.625            970.87
    LAWRENCEVILLE    GA   30043          1            07/30/03         23
    0436394605                           03           09/01/03          0
    51105358                             O            08/01/33
    0


    8567858          U85/G01             F          105,000.00         ZZ
                                         360        104,909.60          1
                                       6.750            681.03        101
                                       6.500            681.03
    MILWAUKEE        WI   53225          1            07/31/03         23
    0436419642                           05           09/01/03          0
    SCHULTZ                              O            08/01/33
    0


    8568022          U85/G01             F          143,000.00         ZZ
                                         360        143,000.00          1
                                       8.750          1,124.98        100
                                       8.500          1,124.98
    MILWAUKEE        WI   53222          1            08/12/03         23
    0436404842                           05           10/01/03          0
    TQS426                               O            09/01/33
    0


    8568064          T29/G01             F          112,575.00         ZZ
                                         360        112,575.00          1
                                       7.625            796.80         95
                                       7.375            796.80
    PHOENIX          AZ   85032          1            08/05/03         00
    0436341333                           05           10/01/03          0
    1588283                              N            09/01/33
    0


    8568070          B39/G01             F          159,000.00         ZZ
                                         360        159,000.00          1
                                       7.500          1,111.75        100
                                       7.250          1,111.75
    MINNEAPOLIS      MN   55411          1            08/13/03         23
    0436348387                           05           10/01/03          0
    20033201F                            O            09/01/33
    0
1




    8568132          642/G01             F           77,250.00         ZZ
                                         360         77,250.00          1
                                       9.000            621.57        103
                                       8.750            621.57
    MADISON          OH   44057          1            08/12/03         23
    0436336226                           05           10/01/03          0
    06221703                             O            09/01/33
    0


    8568178          U42/G01             F          181,560.00         ZZ
                                         360        181,560.00          1
                                       7.750          1,300.72        100
                                       7.500          1,300.72
    QUINLAN          TX   75474          1            08/08/03         23
    0436396543                           05           10/01/03          0
    12303177                             O            09/01/33
    0


    8568312          T79/G01             F          168,500.00         ZZ
                                         360        168,381.08          1
                                       7.750          1,207.15        103
                                       7.500          1,207.15
    ST. LOUIS        MO   63128          5            07/25/03         23
    0436401798                           01           09/01/03          0
    0703050040                           O            08/01/33
    0


    8568398          L21/G01             F          180,500.00         ZZ
                                         360        180,369.36          2
                                       7.625          1,277.57         99
                                       7.375          1,277.57
    WEST HAVEN       CT   06516          1            07/25/03         23
    0436422240                           05           09/01/03          0
    70303198                             O            08/01/33
    0


    8568410          808/G01             F          391,050.00         ZZ
                                         360        390,687.80          1
                                       6.375          2,439.65        100
                                       6.125          2,439.65
    ALHAMBRA         CA   91801          1            07/29/03         23
    0436375117                           01           09/01/03          0
    9332076                              O            08/01/33
    0
1




    8568486          X21/G01             F          328,000.00         ZZ
                                         360        327,717.59          1
                                       6.750          2,127.41         98
                                       6.500          2,127.41
    BELTSVILLE       MD   20705          2            07/25/03         23
    0436352843                           05           09/01/03          0
    709094                               O            08/01/33
    0


    8568566          Q14/G01             F           64,200.00         ZZ
                                         360         64,200.00          1
                                       7.750            459.94        107
                                       7.500            459.94
    KANSAS CITY      MO   64137          1            08/04/03         23
    0436347140                           07           10/01/03          0
    315025                               O            09/01/33
    0


    8568670          624/G01             F           99,000.00         ZZ
                                         360         98,924.67          1
                                       7.375            683.77         99
                                       7.125            683.77
    UNION MILLS      IN   46382          5            07/17/03         23
    0436412324                           05           09/01/03          0
    1000039498                           O            08/01/33
    0


    8568688          313/G01             F          109,250.00         ZZ
                                         180        109,166.86          1
                                       7.375            754.57         95
                                       7.125            754.57
    HAMPTON          VA   23669          1            07/31/03         23
    0436426985                           05           09/01/03          0
    0009780586                           N            08/01/18
    0


    8568696          P27/G01             F          137,500.00         ZZ
                                         360        137,500.00          1
                                       6.500            869.09        102
                                       6.250            869.09
    TIGARD           OR   97223          2            08/08/03         23
    0436347165                           07           10/01/03          0
    2106465319                           O            09/01/33
    0
1




    8568702          P27/G01             F          225,700.00         ZZ
                                         360        225,700.00          1
                                       7.625          1,597.49         98
                                       7.375          1,597.49
    DENVER           CO   80211          5            07/30/03         23
    0436347256                           05           10/01/03          0
    2106758138                           O            09/01/33
    0


    8568772          G52/G01             F          141,500.00         ZZ
                                         360        141,500.00          1
                                       7.625          1,001.53        100
                                       7.375          1,001.53
    MESA             AZ   85206          1            08/01/03         23
    0436393912                           05           10/01/03          0
    9805008226                           O            09/01/33
    0


    8568806          Y26/G01             F          155,100.00         ZZ
                                         360        154,956.35          1
                                       6.375            967.62         97
                                       6.125            967.62
    BAKERSFIELD      CA   93309          2            07/24/03         23
    0436337463                           05           09/01/03          0
    1                                    O            08/01/33
    0


    8568810          W50/G01             F          188,320.00         ZZ
                                         180        188,173.10          1
                                       7.250          1,284.67        107
                                       7.000          1,284.67
    LAKE CITY        MN   55041          1            07/31/03         23
    0436430524                           05           09/01/03          0
    00030998                             O            08/01/18
    0


    8568812          U50/G01             F           76,000.00         ZZ
                                         360         75,939.22          1
                                       7.125            512.03         95
                                       6.875            512.03
    STROUDBURG       PA   18360          1            07/31/03         11
    0436334692                           05           09/01/03         30
    1                                    N            08/01/33
    0
1




    8569496          964/G01             F          333,305.00         ZZ
                                         360        333,010.93          1
                                       6.625          2,134.19        107
                                       6.375          2,134.19
    SACRAMENTO       CA   95758          1            07/29/03         23
    0436322184                           05           09/01/03          0
    465852                               O            08/01/33
    0


    8569498          964/G01             F          148,866.00         ZZ
                                         360        148,728.12          1
                                       6.375            928.73        105
                                       6.125            928.73
    CEDAR HILL       TX   75104          1            07/28/03         23
    0436421192                           05           09/01/03          0
    468450                               O            08/01/33
    0


    8569502          Q64/G01             F          154,500.00         ZZ
                                         360        154,500.00          1
                                       6.500            976.55        100
                                       6.250            976.55
    LAKE MARY        FL   32746          1            08/07/03         23
    0436430144                           03           10/01/03          0
    2109101550                           O            09/01/33
    0


    8569526          N74/G01             F          283,250.00         ZZ
                                         360        282,868.62          1
                                       8.000          2,078.39        103
                                       7.750          2,078.39
    CORAL SPRINGS    FL   33071          1            07/30/03         23
    0436363063                           05           08/30/03          0
    2200001238                           O            07/30/33
    0


    8569534          W34/G01             F          172,000.00         ZZ
                                         360        171,869.12          1
                                       7.375          1,187.96        103
                                       7.125          1,187.96
    PHOENIX          AZ   85048          1            07/22/03         23
    0436416580                           05           09/01/03          0
    12514061                             O            08/01/33
    0
1




    8569748          E22/G01             F          119,000.00         ZZ
                                         360        119,000.00          1
                                       6.875            781.75        104
                                       6.625            781.75
    TAYLORS          SC   29687          5            08/06/03         23
    0417706462                           05           10/01/03          0
    0417706462                           O            09/01/33
    0


    8569752          E22/G01             F           87,000.00         ZZ
                                         360         87,000.00          1
                                       7.250            593.49        103
                                       7.000            593.49
    LEWISVILLE       NC   27023          2            08/08/03         23
    0417711140                           05           10/01/03          0
    0417711140                           O            09/01/33
    0


    8569762          E22/G01             F          142,000.00         ZZ
                                         360        142,000.00          1
                                       6.875            932.84         98
                                       6.625            932.84
    DURHAM           NC   27703          5            08/08/03         23
    0417736246                           05           10/01/03          0
    0417736246                           O            09/01/33
    0


    8569812          E22/G01             F           93,550.00         ZZ
                                         360         93,550.00          1
                                       6.625            599.01        106
                                       6.375            599.01
    BETHANY          OK   73008          1            08/13/03         23
    0417866019                           05           10/01/03          0
    0417866019                           O            09/01/33
    0


    8569828          E22/G01             F          222,600.00         ZZ
                                         360        222,600.00          1
                                       7.000          1,480.96        103
                                       6.750          1,480.96
    VERNON           NJ   07462          5            08/08/03         23
    0417890928                           05           10/01/03          0
    0417890928                           O            09/01/33
    0
1




    8569844          E22/G01             F          147,600.00         ZZ
                                         360        147,600.00          1
                                       6.500            932.93        106
                                       6.250            932.93
    SPOKANE          WA   99206          2            08/07/03         23
    0417895935                           05           10/01/03          0
    0417895935                           O            09/01/33
    0


    8569868          E22/G01             F          143,200.00         ZZ
                                         360        143,200.00          1
                                       6.875            940.72        103
                                       6.625            940.72
    GREENVILLE       SC   29601          1            08/13/03         23
    0417913944                           05           10/01/03          0
    0417913944                           O            09/01/33
    0


    8569880          E22/G01             F          129,000.00         ZZ
                                         360        129,000.00          2
                                       7.625            913.05        100
                                       7.375            913.05
    MADISON          IL   62060          1            08/13/03         23
    0418027850                           05           10/01/03          0
    0418027850                           O            09/01/33
    0


    8569918          E22/G01             F           95,550.00         ZZ
                                         360         95,550.00          1
                                       6.500            603.94         95
                                       6.250            603.94
    AUSTIN           TX   78728          1            08/13/03         23
    0418038782                           03           10/01/03          0
    0418038782                           N            09/01/33
    0


    8569932          E22/G01             F          247,000.00         ZZ
                                         360        247,000.00          1
                                       7.625          1,748.25        100
                                       7.375          1,748.25
    CORAL SPRINGS    FL   33065          1            08/13/03         23
    0418041547                           03           10/01/03          0
    0418041547                           O            09/01/33
    0
1




    8569934          E22/G01             F          148,700.00         ZZ
                                         360        148,700.00          1
                                       6.750            964.47        107
                                       6.500            964.47
    EASTON           PA   18042          2            08/08/03         23
    0418041943                           05           10/01/03          0
    0418041943                           O            09/01/33
    0


    8569944          E22/G01             F          257,500.00         ZZ
                                         360        257,500.00          1
                                       7.125          1,734.83        103
                                       6.875          1,734.83
    CLACKAMAS        OR   97015          5            07/30/03         23
    0416469526                           05           10/01/03          0
    0416469526                           O            09/01/33
    0


    8570006          E22/G01             F          209,500.00         ZZ
                                         360        209,500.00          1
                                       7.375          1,446.96         98
                                       7.125          1,446.96
    PUYALLUP         WA   98373          5            08/05/03         23
    0417653748                           03           10/01/03          0
    0417653748                           O            09/01/33
    0


    8570010          E22/G01             F           75,470.00         ZZ
                                         360         75,470.00          2
                                       6.875            495.78        107
                                       6.625            495.78
    RITTMAN          OH   44270          1            08/13/03         23
    0417672433                           05           10/01/03          0
    0417672433                           O            09/01/33
    0


    8570026          E22/G01             F          188,000.00         ZZ
                                         360        188,000.00          1
                                       7.625          1,330.65        102
                                       7.375          1,330.65
    AURORA           CO   80015          1            08/13/03         23
    0417779006                           05           10/01/03          0
    0417779006                           O            09/01/33
    0
1




    8570110          E22/G01             F           98,400.00         ZZ
                                         360         98,400.00          1
                                       7.375            679.62        105
                                       7.125            679.62
    LEAGUE CITY      TX   77573          1            08/13/03         23
    0418247037                           03           10/01/03          0
    0418247037                           O            09/01/33
    0


    8570156          E22/G01             F          119,892.00         ZZ
                                         360        119,892.00          1
                                       7.750            858.92        103
                                       7.500            858.92
    HOOVER           AL   35226          1            08/13/03         23
    0417969722                           03           10/01/03          0
    0417969722                           O            09/01/33
    0


    8570162          E22/G01             F          318,661.00         ZZ
                                         360        318,661.00          1
                                       7.125          2,146.88        100
                                       6.875          2,146.88
    CLOVIS           CA   93611          1            08/07/03         23
    0417974664                           05           10/01/03          0
    0417974664                           O            09/01/33
    0


    8570174          E22/G01             F           71,155.00         ZZ
                                         360         71,155.00          1
                                       6.500            449.75         95
                                       6.250            449.75
    PENSACOLA        FL   32504          1            08/13/03         23
    0417986007                           05           10/01/03          0
    0417986007                           N            09/01/33
    0


    8570190          E22/G01             F           69,700.00         ZZ
                                         360         69,700.00          1
                                       6.750            452.07         95
                                       6.500            452.07
    AUSTELL          GA   30106          1            08/13/03         23
    0418000345                           07           10/01/03          0
    0418000345                           N            09/01/33
    0
1




    8570228          E22/G01             F          109,140.00         ZZ
                                         360        109,140.00          1
                                       6.875            716.97        107
                                       6.625            716.97
    PINSON           AL   35126          2            08/08/03         23
    0418084307                           05           10/01/03          0
    0418084307                           O            09/01/33
    0


    8570232          E22/G01             F          125,000.00         ZZ
                                         360        125,000.00          1
                                       6.375            779.84        100
                                       6.125            779.84
    MACKINAW CITY    MI   49701          1            08/13/03         23
    0418097846                           05           10/01/03          0
    0418097846                           O            09/01/33
    0


    8570236          E22/G01             F          117,740.00         ZZ
                                         360        117,740.00          1
                                       8.250            884.54        103
                                       8.000            884.54
    SAINT CHARLES    MO   63304          1            08/13/03         23
    0418098455                           05           10/01/03          0
    0418098455                           O            09/01/33
    0


    8570326          F64/G01             F          181,000.00         ZZ
                                         360        180,855.26          1
                                       7.125          1,219.43        107
                                       6.875          1,219.43
    MOUNDSVIEW       MN   55112          5            07/18/03         23
    0436336150                           05           09/01/03          0
    77003518                             O            08/01/33
    0


    8570332          X92/G01             F           93,900.00         ZZ
                                         360         93,847.36          1
                                       8.875            747.11        100
                                       8.625            747.11
    GRANT            AL   35747          1            07/31/03         23
    0436426670                           05           09/01/03          0
    20307069                             O            08/01/33
    0
1




    8570488          K60/G01             F          115,360.00         ZZ
                                         360        115,360.00          1
                                       7.875            836.44        103
                                       7.625            836.44
    GAINESVILLE      FL   32605          1            08/07/03         23
    0436429807                           05           10/01/03          0
    0001059193                           O            09/01/33
    0


    8570510          808/G01             F          183,000.00         ZZ
                                         360        182,857.24          1
                                       7.250          1,248.39        100
                                       7.000          1,248.39
    LOS ANGELES      CA   90032          1            07/29/03         23
    0436374656                           05           09/01/03          0
    9329757                              O            08/01/33
    0


    8570650          W42/G01             F          113,000.00         ZZ
                                         360        112,927.79          1
                                       8.240            848.14        100
                                       7.990            848.14
    INDIANAPOLIS     IN   46268          5            08/05/03         23
    0436425607                           05           09/11/03          0
    112641                               O            08/11/33
    0


    8570656          X21/G01             F          263,000.00         ZZ
                                         360        262,762.24          1
                                       6.500          1,662.34        104
                                       6.250          1,662.34
    ALEXANDRIA       VA   22303          1            07/28/03         23
    0436404222                           07           09/01/03          0
    709452                               O            08/01/33
    0


    8571463          R17/G01             F          201,622.00         ZZ
                                         360        200,640.09          1
                                       7.125          1,358.37        103
                                       6.875          1,358.37
    STOCKTON         CA   95207          1            02/03/03         23
    0435722863                           05           04/01/03          0
    1000221498                           O            03/01/33
    0
1




    8571853          X31/G01             F          222,062.00         ZZ
                                         360        220,738.89          1
                                       7.000          1,477.38        100
                                       6.750          1,477.38
    RIVERSIDE        CA   92509          1            03/12/03         23
    0435585666                           03           05/01/03          0
    80000300                             O            04/01/33
    0


    8572684          X21/G01             F          299,600.00         ZZ
                                         360        299,329.15          1
                                       6.500          1,893.68        104
                                       6.250          1,893.68
    BRAMBLETON       VA   20148          1            07/30/03         23
    0436404677                           09           09/01/03          0
    0009800392                           O            08/01/33
    0


    8572820          X21/G01             F          142,250.00         ZZ
                                         360        142,130.48          1
                                       6.875            934.49        106
                                       6.625            934.49
    GAITHERSBURG     MD   20879          1            07/31/03         23
    0436404495                           01           09/01/03          0
    709318                               O            08/01/33
    0


    8572824          X21/G01             F          183,500.00         ZZ
                                         360        183,367.18          1
                                       7.625          1,298.81         99
                                       7.375          1,298.81
    SPRINGFIELD      MO   65809          2            07/25/03         23
    0436404594                           05           09/01/03          0
    709525                               O            08/01/33
    0


    8572874          X21/G01             F          214,500.00         ZZ
                                         360        214,301.32          1
                                       6.375          1,338.21        101
                                       6.125          1,338.21
    CLAYTON          NC   27520          1            07/30/03         23
    0436404362                           05           09/01/03          0
    708840                               O            08/01/33
    0
1




    8573446          U05/G01             F          132,500.00         ZZ
                                         360        132,500.00          1
                                       7.250            903.88        100
                                       7.000            903.88
    AUSTIN           TX   78736          1            08/01/03         23
    0436383160                           05           10/01/03          0
    3400372                              O            09/01/33
    0


    8573454          K15/G01             F          222,500.00         ZZ
                                         360        222,293.92          1
                                       6.375          1,388.11        107
                                       6.125          1,388.11
    INDIANAPOLIS     IN   46221          5            07/17/03         23
    0436366827                           05           09/01/03          0
    027605511236                         O            08/01/33
    0


    8573608          K15/G01             F           99,900.00         ZZ
                                         360         99,772.14          1
                                       8.250            750.52        103
                                       8.000            750.52
    DEERFIELD BEACH  FL   33441          1            06/19/03         23
    0436367478                           01           08/01/03          0
    050200120412                         O            07/01/33
    0


    8573694          T17/G01             F           85,000.00         ZZ
                                         360         84,953.57          1
                                       9.000            683.93        100
                                       8.750            683.93
    EVANS            GA   30809          1            08/05/03         23
    0436428973                           05           09/01/03          0
    0307170000                           O            08/01/33
    0


    8573708          T17/G01             F          122,000.00         ZZ
                                         360        121,913.90          1
                                       7.750            874.02        106
                                       7.500            874.02
    MAGNA            UT   84044          5            07/28/03         23
    0436428999                           05           09/01/03          0
    0306160001                           O            08/01/33
    0
1




    8573732          W02/G01             F           82,000.00         ZZ
                                         360         81,927.72          1
                                       6.630            525.33        100
                                       6.380            525.33
    VIRGINIA BEACH   VA   23456          1            08/06/03         23
    0436434245                           09           09/01/03          0
    1002661593                           O            08/01/33
    0


    8573786          T23/G01             F           51,400.00         ZZ
                                         360         51,356.82          1
                                       6.875            337.66        106
                                       6.625            337.66
    HOLLANSBURG      OH   45332          1            08/08/03         23
    0436396287                           05           09/08/03          0
    6719                                 O            08/08/33
    0


    8573808          W02/G01             F          184,040.00         ZZ
                                         360        183,877.47          1
                                       6.620          1,177.82        107
                                       6.370          1,177.82
    HOLLAND          PA   18966          5            07/25/03         23
    0436434153                           07           09/01/03          0
    1002654324                           O            08/01/33
    0


    8573846          W02/G01             F          129,780.00         ZZ
                                         360        129,678.76          1
                                       7.250            885.33        103
                                       7.000            885.33
    RIVIERA BEACH    FL   33404          5            07/18/03         23
    0436434369                           05           09/01/03          0
    1002685832                           O            08/01/33
    0


    8573892          T23/G01             F          187,000.00         ZZ
                                         360        187,000.00          1
                                       6.500          1,181.97         99
                                       6.250          1,181.97
    WORTHINGTON      OH   43085          5            08/08/03         23
    0436430730                           05           10/01/03          0
    6717                                 O            09/01/33
    0
1




    8573932          T23/G01             F          147,000.00         ZZ
                                         360        147,000.00          1
                                       6.500            929.14         98
                                       6.250            929.14
    WARREN           OH   44484          2            08/11/03         23
    0436395891                           05           10/01/03          0
    6729                                 O            09/01/33
    0


    8573990          T23/G01             F          125,000.00         ZZ
                                         360        125,000.00          1
                                       7.625            884.74         97
                                       7.375            884.74
    HEATH            OH   43056          2            08/11/03         23
    0436442909                           05           10/01/03          0
    6723                                 O            09/01/33
    0


    8574014          K15/G01             F          438,700.00         ZZ
                                         360        438,700.00          1
                                       6.625          2,809.04        106
                                       6.375          2,809.04
    ROSEVILLE        CA   95747          1            08/11/03         23
    0436371496                           05           10/01/03          0
    026605511885                         O            09/01/33
    0


    8574058          W02/G01             F          112,350.00         ZZ
                                         180        111,979.55          1
                                       6.490            978.08        107
                                       6.240            978.08
    ROANOKE          VA   24019          5            07/22/03         23
    0436434492                           05           09/01/03          0
    1002725802                           O            08/01/18
    0


    8574072          K15/G01             F          200,800.00         ZZ
                                         360        200,800.00          1
                                       7.125          1,352.83        103
                                       6.875          1,352.83
    LAS VEGAS        NV   89129          5            08/05/03         23
    0436391122                           03           10/01/03          0
    022005519793                         O            09/01/33
    0
1




    8574100          K15/G01             F          163,000.00         ZZ
                                         360        163,000.00          1
                                       7.125          1,098.16         99
                                       6.875          1,098.16
    OMAHA            NE   68116          5            08/08/03         23
    0436368328                           05           10/01/03          0
    029305519496                         O            09/01/33
    0


    8574128          K15/G01             F          118,700.00         ZZ
                                         360        118,602.71          1
                                       7.000            789.71        107
                                       6.750            789.71
    INDIANAPOLIS     IN   46227          5            07/28/03         23
    0436391387                           05           09/01/03          0
    027605511877                         O            08/01/33
    0


    8574202          U85/G01             F          122,000.00         ZZ
                                         360        122,000.00          1
                                       8.690            954.55        103
                                       8.440            954.55
    GREEN BAY        WI   54302          5            08/04/03         23
    0436389761                           05           10/01/03          0
    1                                    O            09/01/33
    0


    8574264          L03/G01             F          155,530.00         ZZ
                                         360        155,392.78          1
                                       6.625            995.88        103
                                       6.375            995.88
    PHOENIX          AZ   85053          1            07/28/03         23
    0436463079                           05           09/01/03          0
    40014275                             O            08/01/33
    0


    8574370          K15/G01             F          141,200.00         ZZ
                                         360        141,084.26          1
                                       7.000            939.41        107
                                       6.750            939.41
    PHOENIX          AZ   85024          5            07/23/03         23
    0436382956                           03           09/01/03          0
    021705511513                         O            08/01/33
    0
1




    8574374          Q64/G01             F           79,180.00         ZZ
                                         360         79,111.83          1
                                       6.750            513.56        107
                                       6.500            513.56
    HICKORY          NC   28601          5            07/31/03         23
    0436433528                           01           09/01/03          0
    0108035106                           O            08/01/33
    0


    8574418          W02/G01             F          153,600.00         ZZ
                                         360        153,485.77          1
                                       7.490          1,072.95        102
                                       7.240          1,072.95
    OVIEDO           FL   32765          5            07/31/03         23
    0436452791                           05           09/01/03          0
    1002725274                           O            08/01/33
    0


    8574500          W02/G01             F          149,350.00         ZZ
                                         360        149,228.54          1
                                       7.040            997.65        103
                                       6.790            997.65
    PEORIA           AZ   85381          5            07/23/03         23
    0436434278                           05           09/01/03          0
    1002677186                           O            08/01/33
    0


    8574552          X83/G01             F           96,234.00         ZZ
                                         360         96,234.00          1
                                       7.740            688.77        103
                                       7.490            688.77
    ELIZABETHTOWN    KY   42701          1            08/14/03         23
    0436396071                           05           09/14/03          0
    8206324                              O            08/14/33
    0


    8574602          W02/G01             F           59,225.00         ZZ
                                         360         59,180.07          1
                                       7.390            409.66        103
                                       7.140            409.66
    SUNBURY          PA   17801          5            07/18/03         23
    0436434344                           05           09/01/03          0
    1002695839                           O            08/01/33
    0
1




    8574790          W02/G01             F          101,970.00         ZZ
                                         360        101,895.22          1
                                       7.560            717.19        103
                                       7.310            717.19
    PITTSBURGH       PA   15209          5            07/23/03         23
    0436430276                           05           09/01/03          0
    1002479540                           O            08/01/33
    0


    8574834          B44/G01             F          179,000.00         ZZ
                                         360        178,838.18          1
                                       6.500          1,131.40        102
                                       6.250          1,131.40
    ANTELOPE         CA   95843          1            07/28/03         23
    0436393367                           07           09/01/03          0
    2032922                              O            08/01/33
    0


    8574946          B44/G01             F          178,453.00         ZZ
                                         360        178,453.00          1
                                       7.500          1,247.77        103
                                       7.250          1,247.77
    BOISE            ID   83712          1            08/05/03         23
    0436392963                           03           10/01/03          0
    4031739                              O            09/01/33
    0


    8575076          Q64/G01             F          235,000.00         ZZ
                                         360        235,000.00          1
                                       6.625          1,504.74        107
                                       6.375          1,504.74
    HOMESTEAD        FL   33030          1            08/06/03         23
    0436379572                           05           10/01/03          0
    2111100926                           O            09/01/33
    0


    8575238          940/G01             F          141,500.00         ZZ
                                         360        141,500.00          1
                                       7.000            941.40        105
                                       6.750            941.40
    TWIN PEAKS       CA   92391          1            08/05/03         23
    0436394969                           05           10/01/03          0
    40031153                             O            09/01/33
    0
1




    8575246          S53/G01             F          104,041.50         ZZ
                                         360        104,041.50          1
                                       7.375            718.59        105
                                       7.125            718.59
    COLUMBUS         OH   43204          1            08/06/03         23
    0436397921                           05           10/01/03          0
    9849573000                           O            09/01/33
    0


    8575250          T17/G01             F          169,060.00         ZZ
                                         360        168,928.11          1
                                       7.250          1,153.29        107
                                       7.000          1,153.29
    CANTON           GA   30114          5            08/01/03         23
    0436429047                           05           09/01/03          0
    0307180006                           O            08/01/33
    0


    8575268          R84/G01             F          163,100.00         ZZ
                                         360        163,100.00          1
                                       6.500          1,030.90        100
                                       6.250          1,030.90
    LAS VEGAS        NV   89145          1            08/07/03         23
    0436430813                           05           10/01/03          0
    LVW6763                              O            09/01/33
    0


    8575368          Q64/G01             F          108,500.00         ZZ
                                         360        108,500.00          1
                                       7.500            758.65        103
                                       7.250            758.65
    LOUSIVILLE       KY   40229          2            08/01/03         23
    0436430045                           05           10/01/03          0
    2105101505                           O            09/01/33
    0


    8575606          Q64/G01             F          147,650.00         ZZ
                                         360        147,531.92          1
                                       7.125            994.75        102
                                       6.875            994.75
    DUNCAN FALLS     OH   43734          2            07/29/03         23
    0436379200                           05           09/01/03          0
    2115100581                           O            08/01/33
    0
1




    8575612          W30/G01             F          178,850.00         ZZ
                                         360        178,726.91          1
                                       7.875          1,296.79        103
                                       7.625          1,296.79
    HAVERHILL        MA   01830          1            07/31/03         23
    0436358949                           05           09/01/03          0
    0755774                              O            08/01/33
    0


    8575626          E22/G01             F          101,970.00         ZZ
                                         360        101,970.00          1
                                       8.125            757.12        103
                                       7.875            757.12
    MOBILE           AL   36606          1            08/14/03         23
    0417844933                           05           10/01/03          0
    0417844933                           O            09/01/33
    0


    8575634          E22/G01             F           43,500.00         ZZ
                                         360         43,500.00          1
                                       7.250            296.75        107
                                       7.000            296.75
    GREAT FALLS      MT   59405          1            08/14/03         23
    0417864659                           05           10/01/03          0
    0417864659                           O            09/01/33
    0


    8575640          E22/G01             F          152,000.00         ZZ
                                         360        152,000.00          1
                                       7.250          1,036.91         95
                                       7.000          1,036.91
    KALAMAZOO        MI   49008          1            08/14/03         23
    0417878956                           05           10/01/03          0
    0417878956                           N            09/01/33
    0


    8575650          E22/G01             F          170,500.00         ZZ
                                         360        170,500.00          1
                                       6.500          1,077.68         98
                                       6.250          1,077.68
    POST FALLS       ID   83854          2            08/07/03         23
    0417897675                           05           10/01/03          0
    0417897675                           O            09/01/33
    0
1




    8575670          E22/G01             F          146,000.00         ZZ
                                         360        146,000.00          1
                                       6.875            959.12        100
                                       6.625            959.12
    HOLLYWOOD        FL   33021          1            08/14/03         23
    0418024337                           05           10/01/03          0
    0418024337                           O            09/01/33
    0


    8575676          E22/G01             F          104,445.00         ZZ
                                         360        104,445.00          1
                                       7.750            748.26         99
                                       7.500            748.26
    HOUSTON          TX   77057          1            08/13/03         23
    0418031407                           01           10/01/03          0
    0418031407                           O            09/01/33
    0


    8575682          E22/G01             F          173,000.00         ZZ
                                         360        173,000.00          1
                                       7.500          1,209.64        100
                                       7.250          1,209.64
    AMARILLO         TX   79106          1            08/14/03         23
    0418036463                           05           10/01/03          0
    0418036463                           O            09/01/33
    0


    8575686          E22/G01             F           94,000.00         ZZ
                                         360         94,000.00          1
                                       7.375            649.23        100
                                       7.125            649.23
    VANDALIA         OH   45377          1            08/14/03         23
    0418042701                           05           10/01/03          0
    0418042701                           O            09/01/33
    0


    8575690          E22/G01             F          113,300.00         ZZ
                                         360        113,300.00          1
                                       6.750            734.86        103
                                       6.500            734.86
    NEW ORLEANS      LA   70127          1            08/14/03         23
    0418051447                           05           10/01/03          0
    0418051447                           O            09/01/33
    0
1




    8575716          E22/G01             F           87,740.00         ZZ
                                         360         87,740.00          1
                                       7.375            606.00        107
                                       7.125            606.00
    DETROIT          MI   48235          1            08/14/03         23
    0418163218                           05           10/01/03          0
    0418163218                           O            09/01/33
    0


    8575788          E22/G01             F          160,500.00         ZZ
                                         360        160,500.00          1
                                       6.875          1,054.37        107
                                       6.625          1,054.37
    MIAMI            FL   33196          1            08/14/03         23
    0417442837                           03           10/01/03          0
    0417442837                           O            09/01/33
    0


    8575816          E22/G01             F          229,900.00         ZZ
                                         360        229,900.00          2
                                       6.625          1,472.07        100
                                       6.375          1,472.07
    COLORADO SPRING  CO   80903          1            08/13/03         23
    0417532520                           05           10/01/03          0
    0417532520                           O            09/01/33
    0


    8575818          E22/G01             F          166,000.00         ZZ
                                         360        166,000.00          1
                                       7.000          1,104.40        103
                                       6.750          1,104.40
    GARDEN CITY      MI   48135          1            08/14/03         23
    0417555844                           05           10/01/03          0
    0417555844                           O            09/01/33
    0


    8575846          E22/G01             F          143,350.00         ZZ
                                         360        143,350.00          1
                                       6.875            941.71        103
                                       6.625            941.71
    GRESHAM          OR   97030          1            08/08/03         23
    0417704384                           09           10/01/03          0
    0417704384                           O            09/01/33
    0
1




    8575874          E22/G01             F          250,000.00         ZZ
                                         360        250,000.00          1
                                       6.750          1,621.50        100
                                       6.500          1,621.50
    TURLOCK          CA   95380          1            08/07/03         23
    0417818168                           05           10/01/03          0
    0417818168                           O            09/01/33
    0


    8575884          E22/G01             F          120,000.00         ZZ
                                         360        120,000.00          1
                                       6.250            738.86        105
                                       6.000            738.86
    WENATCHEE        WA   98801          1            08/11/03         23
    0417941705                           05           10/01/03          0
    0417941705                           O            09/01/33
    0


    8575890          E22/G01             F          100,130.00         ZZ
                                         360        100,130.00          1
                                       7.375            691.57         95
                                       7.125            691.57
    PORTAGE          MI   49002          1            08/14/03         23
    0417953890                           05           10/01/03          0
    0417953890                           N            09/01/33
    0


    8575894          E22/G01             F          101,650.00         ZZ
                                         360        101,650.00          1
                                       7.375            702.07         95
                                       7.125            702.07
    JOLIET           IL   60435          1            08/14/03         23
    0417964590                           05           10/01/03          0
    0417964590                           N            09/01/33
    0


    8575922          E22/G01             F          156,750.00         ZZ
                                         360        156,750.00          1
                                       6.875          1,029.74         95
                                       6.625          1,029.74
    PALMER LAKE      CO   80104          1            08/14/03         23
    0418019808                           05           10/01/03          0
    0418019808                           O            09/01/33
    0
1




    8575968          E22/G01             F           51,811.00         ZZ
                                         360         51,811.00          1
                                       7.125            349.06         95
                                       6.875            349.06
    JACKSONVILLE     NC   28546          1            08/14/03         23
    0418088845                           09           10/01/03          0
    0418088845                           N            09/01/33
    0


    8576048          H76/G01             F           89,100.00         ZZ
                                         360         89,100.00          1
                                       7.875            646.04         99
                                       7.625            646.04
    FRANKLIN         TN   37064          2            08/04/03         23
    0436378368                           01           10/01/03          0
    2003502233                           O            09/01/33
    0


    8576054          H76/G01             F          141,100.00         ZZ
                                         360        140,995.28          1
                                       7.500            986.60        103
                                       7.250            986.60
    CAMP HILL        PA   17011          5            07/31/03         23
    0436378293                           05           09/01/03          0
    2003498537                           O            08/01/33
    0


    8576064          H76/G01             F          260,850.00         ZZ
                                         360        260,850.00          1
                                       7.625          1,846.28        103
                                       7.375          1,846.28
    WESTMINSTER      CO   80234          5            08/08/03         23
    0436378434                           05           10/01/03          0
    2003501447                           O            09/01/33
    0


    8576144          J95/G01             F          100,631.00         ZZ
                                         360        100,631.00          1
                                       7.875            729.65        103
                                       7.625            729.65
    SALEM            OR   97306          1            08/04/03         23
    0436362156                           05           10/01/03          0
    0044879054                           O            09/01/33
    0
1




    8576168          X91/G01             F          438,000.00         ZZ
                                         360        438,000.00          1
                                       6.250          2,696.84        102
                                       6.000          2,696.84
    KAILUA           HI   96734          1            08/08/03         23
    0436451132                           05           10/01/03          0
    808160                               O            09/01/33
    0


    8576466          U05/G01             F           69,100.00         ZZ
                                         360         69,048.72          1
                                       7.500            483.16        100
                                       7.250            483.16
    MONTGOMERY       TX   77316          1            08/01/03         23
    0436382287                           05           09/01/03          0
    3390158                              O            08/01/33
    0


    8576768          K15/G01             F          242,500.00         ZZ
                                         360        242,306.07          1
                                       7.125          1,633.77         97
                                       6.875          1,633.77
    MERRIMACK        NH   03054          5            07/28/03         23
    0436380836                           05           09/01/03          0
    032005518885                         O            08/01/33
    0


    8577048          U75/G01             F          164,500.00         ZZ
                                         360        164,500.00          1
                                       7.250          1,122.18        103
                                       7.000          1,122.18
    SPRING LAKE PAR  MN   55432          1            08/07/03         23
    0436357958                           07           10/01/03          0
    005662                               O            09/01/33
    0


    8577328          H76/G01             F          100,800.00         ZZ
                                         360        100,800.00          1
                                       7.250            687.64        103
                                       7.000            687.64
    ANDERSON         SC   29621          5            08/12/03         23
    0436462386                           05           10/01/03          0
    2003503759                           O            09/01/33
    0
1




    8577334          952/G01             F          133,900.00         ZZ
                                         360        133,795.55          1
                                       7.250            913.43        103
                                       7.000            913.43
    MONMOUTH         NJ   07734          1            07/29/03         23
    0436419899                           05           09/01/03          0
    03002751                             O            08/01/33
    0


    8577478          H76/G01             F          208,060.00         ZZ
                                         360        208,060.00          1
                                       7.875          1,508.58        103
                                       7.625          1,508.58
    CASSELBERRY      FL   32707          5            08/08/03         23
    0436414320                           03           10/01/03          0
    2003500067                           O            09/01/33
    0


    8577486          H76/G01             F          133,900.00         ZZ
                                         360        133,900.00          1
                                       7.875            970.87        103
                                       7.625            970.87
    FREDERICKSBURG   VA   22407          5            08/11/03         23
    0436413785                           09           10/01/03          0
    2003498804                           O            09/01/33
    0


    8577610          W40/G01             F          217,330.00         ZZ
                                         360        217,184.18          1
                                       8.000          1,594.69        103
                                       7.750          1,594.69
    STERLING HEIGHT  MI   48312          5            07/29/03         00
    0436418685                           05           09/01/03          0
    1010023629                           O            08/01/33
    0


    8577616          K15/G01             F          120,200.00         ZZ
                                         360        120,117.28          1
                                       7.875            871.53        103
                                       7.625            871.53
    DARRINGTON       WA   98241          5            07/25/03         23
    0436397509                           05           09/01/03          0
    021005510389                         O            08/01/33
    0
1




    8577642          H76/G01             F          136,800.00         ZZ
                                         360        136,800.00          1
                                       7.000            910.14        106
                                       6.750            910.14
    SWARTZ CREEK     MI   48473          5            08/14/03         23
    0436414122                           05           10/01/03          0
    2003505834                           O            09/01/33
    0


    8577830          M27/G01             F           83,000.00         ZZ
                                         360         83,000.00          1
                                       6.750            538.34        100
                                       6.500            538.34
    GREENVILLE       SC   29611          5            08/07/03         23
    0436444616                           05           10/01/03          0
    600969692                            O            09/01/33
    0


    8577850          U19/G01             F          164,500.00         ZZ
                                         360        164,500.00          1
                                       7.750          1,178.50        103
                                       7.500          1,178.50
    GILBERT          AZ   85233          5            08/06/03         23
    0436393946                           05           10/01/03          0
    11001167                             O            09/01/33
    0


    8577890          R17/G01             F          177,700.00         ZZ
                                         360        177,531.39          1
                                       6.250          1,094.13        102
                                       6.000          1,094.13
    PHOENIX          AZ   85044          2            07/16/03         23
    0436353882                           05           09/01/03          0
    1000345887                           O            08/01/33
    0


    8577898          L99/G01             F           71,690.00         ZZ
                                         360         71,690.00          1
                                       7.500            501.27        107
                                       7.250            501.27
    CARROLLTON       GA   30116          1            08/11/03         23
    0436396634                           05           10/01/03          0
    236326                               O            09/01/33
    0
1




    8577902          W40/G01             F          212,850.00         ZZ
                                         180        212,850.00          1
                                       6.750          1,883.53         99
                                       6.500          1,883.53
    BYRON CENTER     MI   49315          5            08/07/03         00
    0436381081                           05           10/01/03          0
    1020024714                           O            09/01/18
    0


    8577910          X21/G01             F          172,000.00         ZZ
                                         360        171,840.69          1
                                       6.375          1,073.06        100
                                       6.125          1,073.06
    HYATTSVILLE      MD   20781          1            08/04/03         23
    0436425623                           05           09/01/03          0
    709699                               O            08/01/33
    0


    8577928          J95/G01             F          299,000.00         ZZ
                                         360        299,000.00          1
                                       6.625          1,914.53        100
                                       6.375          1,914.53
    PUYALLUP         WA   98374          1            08/06/03         23
    0436374516                           09           10/01/03          0
    565152549                            O            09/01/33
    0


    8577984          G75/G01             F          104,850.00         ZZ
                                         360        104,750.51          1
                                       6.250            645.58        105
                                       6.000            645.58
    CHARLESTOWN      IN   47111          1            07/31/03         23
    0436483069                           05           09/01/03          0
    05174204                             O            08/01/33
    0


    8578004          J95/G01             F          130,000.00         ZZ
                                         360        130,000.00          1
                                       6.500            821.69        104
                                       6.250            821.69
    KIRKLAND         WA   98034          2            08/04/03         23
    0436380935                           01           10/01/03          0
    0044275394                           O            09/01/33
    0
1




    8578064          K60/G01             F          215,540.00         ZZ
                                         360        215,540.00          1
                                       7.000          1,434.00        106
                                       6.750          1,434.00
    BEACON           NY   12508          1            08/06/03         23
    0436430870                           05           10/01/03          0
    80521                                O            09/01/33
    0


    8578078          Q64/G01             F          121,900.00         T
                                         360        121,900.00          1
                                       7.750            873.31        100
                                       7.500            873.31
    GULFPORT         MS   39503          1            08/11/03         23
    0436400766                           05           10/01/03          0
    2105101714                           O            09/01/33
    0


    8578130          G75/G01             F          120,500.00         ZZ
                                         360        120,500.00          1
                                       8.375            915.89        103
                                       8.125            915.89
    EASLEY           SC   29640          5            08/06/03         23
    0436383897                           09           10/01/03          0
    05165584                             O            09/01/33
    0


    8578232          G75/G01             F           75,905.00         ZZ
                                         360         75,839.65          1
                                       6.750            492.32         95
                                       6.500            492.32
    GOOSE CREEK      SC   29445          1            07/30/03         23
    0436424378                           05           09/01/03          0
    05237664                             N            08/01/33
    0


    8578328          G75/G01             F          118,750.00         ZZ
                                         360        118,640.01          1
                                       6.375            740.85         95
                                       6.125            740.85
    WALDORF          MD   20603          1            07/28/03         23
    0436382980                           09           09/01/03          0
    05196919                             N            08/01/33
    0
1




    8578398          U42/G01             F          100,440.00         ZZ
                                         360        100,440.00          1
                                       6.875            659.82        106
                                       6.625            659.82
    SAN ANTONO       TX   78240          1            08/11/03         23
    0436421077                           05           10/01/03          0
    49300623                             O            09/01/33
    0


    8578418          J95/G01             F           98,000.00         ZZ
                                         360         97,923.55          1
                                       7.250            668.53        103
                                       7.000            668.53
    LOS LUNAS        NM   87031          5            07/14/03         23
    0436373682                           05           09/01/03          0
    43599737                             O            08/01/33
    0


    8578454          U35/G01             F          190,550.00         ZZ
                                         360        190,550.00          1
                                       7.875          1,381.62        103
                                       7.625          1,381.62
    FRESNO           CA   93720          1            08/08/03         23
    0436415988                           05           10/01/03          0
    12818925                             O            09/01/33
    0


    8578502          R84/G01             F          149,350.00         ZZ
                                         360        149,350.00          1
                                       6.875            981.12        103
                                       6.625            981.12
    GONZALES         LA   70737          1            08/15/03         23
    0436398812                           05           10/01/03          0
    R307240005                           O            09/01/33
    0


    8578504          X83/G01             F          156,000.00         ZZ
                                         360        156,000.00          1
                                       7.990          1,143.59        105
                                       7.740          1,143.59
    LANSING          MI   48917          5            08/12/03         23
    0436405187                           05           09/16/03          0
    8206312                              O            08/16/33
    0
1




    8578534          X01/G01             F          102,897.00         ZZ
                                         360        102,897.00          1
                                       9.375            855.85        103
                                       9.125            855.85
    LA PORTE         TX   77571          1            08/06/03         23
    0436419618                           03           10/01/03          0
    034466                               O            09/01/33
    0


    8578540          U05/G01             F          109,900.00         ZZ
                                         360        109,816.38          1
                                       7.375            759.05        100
                                       7.125            759.05
    SUFFOLK          VA   23434          1            08/06/03         23
    0436405716                           07           09/01/03          0
    3389527                              O            08/01/33
    0


    8578546          X01/G01             F          137,650.00         ZZ
                                         360        137,568.73          1
                                       8.625          1,070.63         99
                                       8.375          1,070.63
    PINEHURST        TX   77362          1            07/31/03         23
    0436420301                           03           09/01/03          0
    034246                               O            08/01/33
    0


    8578566          X89/G01             F          208,000.00         ZZ
                                         360        208,000.00          1
                                       7.875          1,508.14        100
                                       7.625          1,508.14
    MADERA           CA   93637          1            08/11/03         23
    0436402366                           05           10/01/03          0
    2013225                              O            09/01/33
    0


    8578576          U05/G01             F          175,950.00         ZZ
                                         360        175,950.00          1
                                       7.000          1,170.60        100
                                       6.750          1,170.60
    MODESTO          CA   95351          1            08/06/03         23
    0436382832                           05           10/01/03          0
    3391791                              O            09/01/33
    0
1




    8578630          E47/G01             F          161,500.00         ZZ
                                         360        161,360.95          1
                                       6.750          1,047.49         95
                                       6.500          1,047.49
    GERMANTOWN       MD   20874          1            07/28/03         23
    0436409890                           09           09/01/03          0
    7338511353                           N            08/01/33
    0


    8578776          E65/G01             F           46,350.00         ZZ
                                         360         46,319.68          1
                                       8.125            344.15        103
                                       7.875            344.15
    DETROIT          MI   48202          1            07/29/03         23
    0436411482                           05           09/01/03          0
    262431                               O            08/01/33
    0


    8578840          642/G01             F          172,500.00         ZZ
                                         360        172,500.00          1
                                       6.875          1,133.20        103
                                       6.625          1,133.20
    SOUTH LYON       MI   48178          1            08/01/03         23
    0436379101                           05           10/01/03          0
    07225703                             O            09/01/33
    0


    8578842          588/G01             F          137,100.00         ZZ
                                         360        137,100.00          1
                                       6.500            866.57        107
                                       6.250            866.57
    PERKIOMEN TOWNS  PA   19426          1            08/08/03         23
    0436369185                           09           10/01/03          0
    1100058                              O            09/01/33
    0


    8578888          N67/G01             F          145,200.00         ZZ
                                         360        145,200.00          1
                                       7.625          1,027.72        103
                                       7.375          1,027.72
    TUCSON           AZ   85710          2            08/06/03         23
    0436398143                           05           10/01/03          0
    1781006978                           O            09/01/33
    0
1




    8578892          624/G01             F          160,000.00         ZZ
                                         360        159,855.36          1
                                       6.500          1,011.31        100
                                       6.250          1,011.31
    ST. GEORGE       UT   84770          1            07/21/03         23
    0436403752                           05           09/01/03          0
    1000041141                           O            08/01/33
    0


    8578900          W02/G01             F          159,650.00         ZZ
                                         360        159,650.00          1
                                       7.960          1,167.01        103
                                       7.710          1,167.01
    CASCADE          MD   21719          5            08/01/03         23
    0436434542                           05           10/01/03          0
    1                                    O            09/01/33
    0


    8578934          U05/G01             F           49,400.00         ZZ
                                         360         49,353.13          1
                                       6.250            304.16        103
                                       6.000            304.16
    CYPRESS          TX   77429          1            07/29/03         23
    0436412316                           01           09/01/03          0
    3395658                              O            08/01/33
    0


    8578976          Q64/G01             F          115,500.00         T
                                         360        115,422.50          1
                                       8.000            847.50        105
                                       7.750            847.50
    JACKSONVILLE     FL   32207          1            08/01/03         23
    0436398135                           01           09/01/03          0
    2115100928                           O            08/01/33
    0


    8578978          Q14/G01             F           59,400.00         ZZ
                                         360         59,400.00          1
                                       8.625            462.01         99
                                       8.375            462.01
    OAKLAND          IA   51560          1            08/12/03         23
    0436367809                           05           10/01/03          0
    315020                               O            09/01/33
    0
1




    8579342          E22/G01             F           84,200.00         ZZ
                                         360         84,200.00          1
                                       7.000            560.18        104
                                       6.750            560.18
    AMARILLO         TX   79106          1            08/15/03         23
    0418143491                           05           10/01/03          0
    0418143491                           O            09/01/33
    0


    8579350          E22/G01             F           75,525.00         ZZ
                                         360         75,525.00          1
                                       6.875            496.15         95
                                       6.625            496.15
    NORFOLK          VA   23505          1            08/15/03         23
    0418158416                           05           10/01/03          0
    0418158416                           N            09/01/33
    0


    8579352          E22/G01             F           66,500.00         ZZ
                                         360         66,500.00          1
                                       6.875            436.86         95
                                       6.625            436.86
    VIRGINIA BEACH   VA   23462          1            08/15/03         23
    0418160479                           09           10/01/03          0
    0418160479                           N            09/01/33
    0


    8579354          E22/G01             F          141,110.00         ZZ
                                         360        141,110.00          1
                                       8.375          1,072.54        103
                                       8.125          1,072.54
    O'FALLON         MO   63366          1            08/15/03         23
    0418161360                           03           10/01/03          0
    0418161360                           O            09/01/33
    0


    8579356          685/G01             F          170,000.00         ZZ
                                         360        170,000.00          1
                                       6.250          1,046.72        107
                                       6.000          1,046.72
    SANTA CLARITA    CA   91351          1            08/05/03         23
    0436422513                           01           10/01/03          0
    136188                               O            09/01/33
    0
1




    8579368          E22/G01             F          291,600.00         T
                                         360        291,600.00          1
                                       7.250          1,989.23        106
                                       7.000          1,989.23
    LAKE WORTH       FL   33467          1            08/15/03         23
    0418174470                           03           10/01/03          0
    0418174470                           O            09/01/33
    0


    8579378          E22/G01             F          125,400.00         ZZ
                                         360        125,400.00          1
                                       7.500            876.81         95
                                       7.250            876.81
    TOLEDO           OH   43606          1            08/15/03         23
    0418187621                           05           10/01/03          0
    0418187621                           N            09/01/33
    0


    8579380          E22/G01             F          150,800.00         ZZ
                                         360        150,800.00          1
                                       7.000          1,003.28        105
                                       6.750          1,003.28
    ROSEVILLE        MI   48066          1            08/19/03         23
    0418188942                           05           10/01/03          0
    0418188942                           O            09/01/33
    0


    8579406          E22/G01             F          108,300.00         ZZ
                                         360        108,300.00          1
                                       8.000            794.67         95
                                       7.750            794.67
    CHILDERSBURG     AL   35044          1            08/15/03         23
    0418192613                           05           10/01/03          0
    0418192613                           O            09/01/33
    0


    8579412          E22/G01             F          166,950.00         ZZ
                                         360        166,950.00          1
                                       6.875          1,096.74        105
                                       6.625          1,096.74
    ALLIANCE         OH   44601          1            08/15/03         23
    0418208161                           05           10/01/03          0
    0418208161                           O            09/01/33
    0
1




    8579432          E22/G01             F          169,512.00         ZZ
                                         360        169,512.00          1
                                       7.500          1,185.25         96
                                       7.250          1,185.25
    SACRAMENTO       CA   95817          1            08/11/03         23
    0418254298                           05           10/01/03          0
    0418254298                           O            09/01/33
    0


    8579434          E22/G01             F          102,720.00         ZZ
                                         360        102,720.00          1
                                       6.750            666.24        107
                                       6.500            666.24
    EDMOND           OK   73003          1            08/15/03         23
    0418276341                           05           10/01/03          0
    0418276341                           O            09/01/33
    0


    8579480          E22/G01             F           92,931.00         ZZ
                                         360         92,931.00          1
                                       6.500            587.39        105
                                       6.250            587.39
    LA PORTE         TX   77571          1            08/15/03         23
    0417731023                           03           10/01/03          0
    0417731023                           O            09/01/33
    0


    8579496          E22/G01             F          107,800.00         ZZ
                                         360        107,800.00          1
                                       6.750            699.19         98
                                       6.500            699.19
    IVINS            UT   84738          5            08/08/03         23
    0417984671                           05           10/01/03          0
    0417984671                           O            09/01/33
    0


    8579534          E22/G01             F          195,700.00         ZZ
                                         360        195,700.00          1
                                       6.375          1,220.91        103
                                       6.125          1,220.91
    LARAMIE          WY   82070          1            08/14/03         23
    0418002481                           05           10/01/03          0
    0418002481                           O            09/01/33
    0
1




    8579538          E22/G01             F          236,000.00         ZZ
                                         360        236,000.00          1
                                       6.750          1,530.69        103
                                       6.500          1,530.69
    FEDERAL WAY      WA   98023          1            08/12/03         23
    0418012589                           03           10/01/03          0
    0418012589                           O            09/01/33
    0


    8579544          E22/G01             F          230,050.00         ZZ
                                         360        230,050.00          1
                                       6.500          1,454.07        107
                                       6.250          1,454.07
    VERO BEACH       FL   32968          1            08/15/03         23
    0418016200                           03           10/01/03          0
    0418016200                           O            09/01/33
    0


    8579550          E22/G01             F          215,000.00         ZZ
                                         360        215,000.00          1
                                       6.500          1,358.95        103
                                       6.250          1,358.95
    LAFAYETTE        LA   70508          1            08/15/03         23
    0418033387                           05           10/01/03          0
    0418033387                           O            09/01/33
    0


    8579574          E22/G01             F          162,250.00         ZZ
                                         360        162,250.00          1
                                       6.250            999.00        107
                                       6.000            999.00
    RICHLAND         WA   99352          2            08/06/03         23
    0418054680                           05           10/01/03          0
    0418054680                           O            09/01/33
    0


    8579578          E22/G01             F          306,940.00         ZZ
                                         360        306,940.00          1
                                       7.875          2,225.53        103
                                       7.625          2,225.53
    LA QUINTA        CA   92253          1            08/06/03         23
    0418058640                           05           10/01/03          0
    0418058640                           O            09/01/33
    0
1




    8579586          E22/G01             F          181,900.00         ZZ
                                         360        181,900.00          1
                                       6.500          1,149.73        107
                                       6.250          1,149.73
    LEVITTOWN        PA   19055          1            08/15/03         23
    0418073052                           05           10/01/03          0
    0418073052                           O            09/01/33
    0


    8579712          E22/G01             F          118,700.00         ZZ
                                         360        118,614.09          1
                                       7.625            840.15         99
                                       7.375            840.15
    REDLANDS         CA   92374          1            07/25/03         23
    0418089157                           09           09/01/03          0
    0418089157                           O            08/01/33
    0


    8579722          E22/G01             F          176,000.00         ZZ
                                         360        176,000.00          1
                                       6.625          1,126.95        103
                                       6.375          1,126.95
    HENDERSON        NV   89015          1            08/12/03         23
    0418106183                           03           10/01/03          0
    0418106183                           O            09/01/33
    0


    8579726          E22/G01             F           98,440.00         ZZ
                                         360         98,440.00          1
                                       7.250            671.53        107
                                       7.000            671.53
    TACOMA           WA   98404          1            08/12/03         23
    0418107629                           05           10/01/03          0
    0418107629                           O            09/01/33
    0


    8579738          E22/G01             F          101,700.00         ZZ
                                         360        101,700.00          1
                                       6.500            642.81         98
                                       6.250            642.81
    HAMPTON          VA   23664          5            08/11/03         23
    0417744299                           05           10/01/03          0
    0417744299                           O            09/01/33
    0
1




    8579756          E22/G01             F           71,250.00         ZZ
                                         360         71,250.00          2
                                       7.625            504.30         95
                                       7.375            504.30
    SAINT PETERSBUR  FL   33711          1            08/15/03         23
    0417780202                           05           10/01/03          0
    0417780202                           N            09/01/33
    0


    8579758          E22/G01             F           42,750.00         ZZ
                                         360         42,750.00          1
                                       7.625            302.58         95
                                       7.375            302.58
    ST PETERSBURG    FL   33711          1            08/15/03         23
    0417780210                           05           10/01/03          0
    0417780210                           N            09/01/33
    0


    8579760          E22/G01             F           38,000.00         ZZ
                                         360         38,000.00          1
                                       7.625            268.96         95
                                       7.375            268.96
    SAINT PETERSBUR  FL   33711          1            08/15/03         23
    0417780459                           05           10/01/03          0
    0417780459                           N            09/01/33
    0


    8579770          E22/G01             F          236,900.00         ZZ
                                         360        236,900.00          1
                                       7.875          1,717.69        103
                                       7.625          1,717.69
    BOW              NH   03304          1            08/15/03         23
    0417799111                           05           10/01/03          0
    0417799111                           O            09/01/33
    0


    8579796          E22/G01             F          195,000.00         ZZ
                                         360        195,000.00          1
                                       6.875          1,281.01        103
                                       6.625          1,281.01
    OMAHA            NE   68132          1            08/15/03         23
    0417878121                           05           10/01/03          0
    0417878121                           O            09/01/33
    0
1




    8579842          E22/G01             F          124,650.00         ZZ
                                         360        124,650.00          1
                                       6.500            787.87        103
                                       6.250            787.87
    ELYRIA           OH   44035          1            08/15/03         23
    0417936457                           05           10/01/03          0
    0417936457                           O            09/01/33
    0


    8579846          E22/G01             F          134,900.00         ZZ
                                         360        134,900.00          1
                                       6.500            852.66        103
                                       6.250            852.66
    WILMINGTON       NC   28409          1            08/15/03         23
    0417945714                           05           10/01/03          0
    0417945714                           O            09/01/33
    0


    8579868          E22/G01             F          294,250.00         ZZ
                                         360        294,250.00          1
                                       6.375          1,835.74        107
                                       6.125          1,835.74
    PORTLAND         OR   97221          1            08/12/03         23
    0417968070                           05           10/01/03          0
    0417968070                           O            09/01/33
    0


    8579930          E22/G01             F          119,377.00         ZZ
                                         360        119,377.00          1
                                       7.625            844.94        103
                                       7.375            844.94
    RINEYVILLE       KY   40162          1            08/15/03         23
    0417492949                           05           10/01/03          0
    0417492949                           O            09/01/33
    0


    8579946          E22/G01             F          133,750.00         ZZ
                                         360        133,750.00          1
                                       7.375            923.78        107
                                       7.125            923.78
    WHITE BLUFF      TN   37187          5            08/06/03         23
    0417607819                           05           10/01/03          0
    0417607819                           O            09/01/33
    0
1




    8579954          E22/G01             F          152,000.00         ZZ
                                         360        152,000.00          1
                                       7.250          1,036.91         95
                                       7.000          1,036.91
    KALAMAZOO        MI   49008          1            08/15/03         23
    0417900479                           05           10/01/03          0
    0417900479                           N            09/01/33
    0


    8579956          E22/G01             F           90,950.00         ZZ
                                         360         90,950.00          1
                                       5.875            538.00        107
                                       5.625            538.00
    ROCKY MOUNT      VA   24151          1            08/15/03         23
    0417905478                           05           10/01/03          0
    0417905478                           O            09/01/33
    0


    8579958          E22/G01             F          140,170.00         ZZ
                                         360        140,170.00          1
                                       6.500            885.97        107
                                       6.250            885.97
    TAMPA            FL   33625          1            08/15/03         23
    0417909132                           05           10/01/03          0
    0417909132                           O            09/01/33
    0


    8579960          E22/G01             F          161,570.00         ZZ
                                         360        161,570.00          1
                                       6.625          1,034.55        107
                                       6.375          1,034.55
    TRUSSVILLE       AL   35173          2            08/11/03         23
    0417915105                           05           10/01/03          0
    0417915105                           O            09/01/33
    0


    8579964          E22/G01             F          193,550.00         ZZ
                                         360        193,550.00          1
                                       7.125          1,303.98        103
                                       6.875          1,303.98
    LANCASTER        TX   75134          1            08/15/03         23
    0417923554                           05           10/01/03          0
    0417923554                           O            09/01/33
    0
1




    8580396          H49/G01             F          146,500.00         ZZ
                                         360        146,500.00          1
                                       6.875            962.40        100
                                       6.625            962.40
    PHOENIX          AZ   85027          1            08/12/03         23
    0436418859                           05           10/01/03          0
    519715 77                            O            09/01/33
    0


    8580412          H49/G01             F          122,500.00         ZZ
                                         360        122,500.00          1
                                       7.375            846.08        103
                                       7.125            846.08
    POPLAR GROVE     IL   61065          1            08/12/03         23
    0436428817                           03           10/01/03          0
    518755                               O            09/01/33
    0


    8580420          F64/G01             F          115,500.00         ZZ
                                         360        115,395.59          1
                                       6.500            730.04        104
                                       6.250            730.04
    VIRGINIA BEACH   VA   23452          1            08/01/03         23
    0436394134                           07           09/01/03          0
    116462001                            O            08/01/33
    0


    8580446          F64/G01             F          122,000.00         ZZ
                                         360        121,889.71          1
                                       6.500            771.12        104
                                       6.250            771.12
    VIRGINIA BEACH   VA   23452          1            07/29/03         23
    0436395008                           05           09/01/03          0
    116463301                            O            08/01/33
    0


    8580456          Q64/G01             F           58,000.00         ZZ
                                         360         58,000.00          1
                                       8.250            435.74        100
                                       8.000            435.74
    LILY             KY   40740          1            08/07/03         23
    0436420053                           05           10/01/03          0
    2105101582                           O            09/01/33
    0
1




    8580474          F64/G01             F          124,350.00         ZZ
                                         360        124,257.72          1
                                       7.500            869.47        103
                                       7.250            869.47
    NORFOLK          VA   23504          1            08/04/03         23
    0436394472                           05           09/01/03          0
    117459501                            O            08/01/33
    0


    8580578          Q64/G01             F           63,130.00         T
                                         360         63,130.00          1
                                       6.625            404.23        107
                                       6.375            404.23
    TALLAHASSEE      FL   32303          1            08/08/03         23
    0436423701                           09           10/01/03          0
    2111101084                           O            09/01/33
    0


    8580756          940/G01             F          174,250.00         ZZ
                                         360        174,250.00          1
                                       6.375          1,087.09        106
                                       6.125          1,087.09
    ONTARIO          CA   91762          1            08/12/03         23
    0436423560                           01           10/01/03          0
    40031134                             O            09/01/33
    0


    8581058          M45/G01             F          177,160.00         ZZ
                                         360        177,038.07          1
                                       7.875          1,284.54        103
                                       7.625          1,284.54
    CLEARWATER       FL   33761          1            07/22/03         23
    0436401434                           05           09/01/03          0
    A0503143                             O            08/01/33
    0


    8581116          M45/G01             F          141,110.00         ZZ
                                         360        141,002.62          1
                                       7.375            974.62        103
                                       7.125            974.62
    PEORIA           AZ   85382          1            07/22/03         23
    0436402598                           05           09/01/03          0
    A0495099                             O            08/01/33
    0
1




    8581118          W35/G01             F          165,850.00         ZZ
                                         360        165,707.90          1
                                       6.775          1,078.46        103
                                       6.525          1,078.46
    LAFAYETTE        IN   47905          5            07/30/03         23
    0436424642                           05           09/01/03          0
    22322                                O            08/01/33
    0


    8581128          W35/G01             F          257,500.00         ZZ
                                         360        257,318.26          1
                                       7.750          1,844.76        103
                                       7.500          1,844.76
    AVON             IN   46123          2            07/26/03         23
    0436427660                           05           09/01/03          0
    22624                                O            08/01/33
    0


    8581178          U28/G01             F          100,700.00         ZZ
                                         360        100,627.11          1
                                       7.625            712.75         95
                                       7.375            712.75
    DOUGLASSVILLE    GA   30135          1            07/29/03         23
    0436439236                           03           09/01/03          0
    2000022303                           N            08/01/33
    0


    8581180          W35/G01             F          172,000.00         ZZ
                                         360        171,884.35          1
                                       7.990          1,260.88        103
                                       7.740          1,260.88
    EVANS            CO   80620          5            07/25/03         23
    0436425144                           05           09/01/03          0
    22120                                O            08/01/33
    0


    8581190          313/G01             F          118,750.00         ZZ
                                         360        118,657.36          1
                                       7.250            810.09         95
                                       7.000            810.09
    STOCKBRIDGE      GA   30281          1            07/23/03         23
    0436394522                           03           09/01/03          0
    0009838392                           N            08/01/33
    0
1




    8581222          N46/G01             F          105,350.00         ZZ
                                         360        105,350.00          1
                                       6.625            674.57        107
                                       6.375            674.57
    GASTONIA         NC   28056          5            08/11/03         23
    0436392609                           05           10/01/03          0
    REID3C2461                           O            09/01/33
    0


    8581300          P29/G01             F           76,960.00         ZZ
                                         360         76,960.00          1
                                       7.750            551.35        104
                                       7.500            551.35
    MOORHEAD         MN   56560          1            08/14/03         23
    0436452718                           05           10/01/03          0
    12887048                             O            09/01/33
    0


    8581404          W78/G01             F          109,500.00         ZZ
                                         360        109,410.24          1
                                       7.000            728.51        105
                                       6.750            728.51
    CANTON           GA   30114          1            07/25/03         23
    0436391296                           05           09/01/03          0
    0041373431                           O            08/01/33
    0


    8581576          M45/G01             F          247,200.00         ZZ
                                         360        247,029.87          1
                                       7.875          1,792.38        103
                                       7.625          1,792.38
    BLUE BELL        PA   19422          1            07/22/03         23
    0436400436                           05           09/01/03          0
    A0439482                             O            08/01/33
    0


    8581598          624/G01             F          160,700.00         ZZ
                                         360        160,565.00          1
                                       6.875          1,055.68        103
                                       6.625          1,055.68
    FT COLLINS       CO   80525          1            07/25/03         23
    0436409031                           09           09/01/03          0
    1000041327                           O            08/01/33
    0
1




    8581840          Q78/G01             F           95,790.00         ZZ
                                         360         95,790.00          1
                                       8.125            711.24        102
                                       7.875            711.24
    WELLMAN          IA   52356          2            08/11/03         23
    0436413066                           05           10/01/03          0
    732914                               O            09/01/33
    0


    8582062          Q78/G01             F          114,000.00         ZZ
                                         360        114,000.00          1
                                       7.250            777.69        106
                                       7.000            777.69
    LINCOLN          NE   68521          2            08/13/03         23
    0436412357                           05           10/01/03          0
    734472                               O            09/01/33
    0


    8582162          Q78/G01             F           74,900.00         ZZ
                                         360         74,900.00          1
                                       7.125            504.62        107
                                       6.875            504.62
    WICHITA          KS   67203          5            08/12/03         23
    0436412894                           05           10/01/03          0
    731530                               O            09/01/33
    0


    8582270          737/G01             F           70,000.00         ZZ
                                         360         70,000.00          1
                                       8.250            525.89        103
                                       8.000            525.89
    BENTON           AR   72015          1            08/11/03         23
    0436422844                           05           10/01/03          0
    6024830                              O            09/01/33
    0


    8582344          X67/G01             F          106,500.00         ZZ
                                         360        106,424.83          1
                                       7.750            762.98        102
                                       7.500            762.98
    SUMMERVILLE      SC   29483          5            07/24/03         23
    0436423347                           05           09/01/03          0
    0000421482                           O            08/01/33
    0
1




    8582660          N74/G01             F          153,000.00         ZZ
                                         360        152,909.67          1
                                       8.625          1,190.02        100
                                       8.375          1,190.02
    NATCHEZ          MS   39210          1            08/06/03         23
    0436397400                           05           09/06/03          0
    2200001260                           O            08/06/33
    0


    8582880          W94/G01             F          249,750.00         ZZ
                                         360        249,750.00          1
                                       6.500          1,578.59        103
                                       6.250          1,578.59
    RANCHO CORDOVA   CA   95670          1            08/04/03         23
    0436424139                           05           10/01/03          0
    12594149                             O            09/01/33
    0


    8583594          U85/G01             F           94,000.00         ZZ
                                         360         94,000.00          2
                                       7.990            689.08        100
                                       7.740            689.08
    MILWAUKEE        WI   53210          1            08/15/03         23
    0436425631                           05           10/01/03          0
    1                                    O            09/01/33
    0


    8583686          624/G01             F           46,865.00         ZZ
                                         360         46,835.87          1
                                       8.375            356.21        103
                                       8.125            356.21
    SHERIDAN         AR   72150          1            07/24/03         23
    0436410013                           05           09/01/03          0
    1000038089                           O            08/01/33
    0


    8584479          E22/G01             F          142,140.00         ZZ
                                         360        141,636.87          1
                                       8.375          1,080.37        103
                                       8.125          1,080.37
    VICTORVILLE      CA   92392          5            03/21/03         23
    0416313013                           05           05/01/03          0
    0416313013                           O            04/01/33
    0
1




    8584768          808/G01             F          283,000.00         ZZ
                                         360        283,000.00          1
                                       6.500          1,788.76        105
                                       6.250          1,788.76
    ONTARIO          CA   91761          1            08/05/03         23
    0436375349                           05           10/01/03          0
    9330922                              O            09/01/33
    0


    8584856          W94/G01             F          227,950.00         ZZ
                                         360        227,950.00          1
                                       6.250          1,403.53         96
                                       6.000          1,403.53
    RANCHO CORDOVA   CA   95670          1            08/08/03         23
    0436450050                           05           10/01/03          0
    0749459                              O            09/01/33
    0


    8584892          624/G01             F          229,000.00         ZZ
                                         360        228,787.90          1
                                       6.375          1,428.66        100
                                       6.125          1,428.66
    FRESNO           CA   93727          1            07/23/03         23
    0436451330                           05           09/01/03          0
    1000039146                           O            08/01/33
    0


    8585254          E22/G01             F          239,500.00         ZZ
                                         360        239,500.00          1
                                       6.875          1,573.34        103
                                       6.625          1,573.34
    COVINGTON        LA   70433          5            08/12/03         23
    0418044889                           05           10/01/03          0
    0418044889                           O            09/01/33
    0


    8585316          E22/G01             F          125,400.00         ZZ
                                         360        125,400.00          1
                                       7.500            876.81         95
                                       7.250            876.81
    LAS VEGAS        NV   89121          1            08/05/03         23
    0418061503                           01           10/01/03          0
    0418061503                           O            09/01/33
    0
1




    8585346          E22/G01             F           88,350.00         ZZ
                                         360         88,350.00          1
                                       7.250            602.70         95
                                       7.000            602.70
    NORTH PALM BEAC  FL   33408          1            08/18/03         23
    0418099321                           01           10/01/03          0
    0418099321                           N            09/01/33
    0


    8585386          E22/G01             F          332,000.00         ZZ
                                         360        332,000.00          1
                                       7.375          2,293.04        100
                                       7.125          2,293.04
    CLOVIS           CA   93611          2            07/28/03         23
    0417528304                           05           10/01/03          0
    0417528304                           O            09/01/33
    0


    8585420          E22/G01             F          273,400.00         ZZ
                                         360        273,400.00          1
                                       6.875          1,796.04        106
                                       6.625          1,796.04
    AGOURA HILLS     CA   91301          1            08/12/03         23
    0417736451                           01           10/01/03          0
    0417736451                           O            09/01/33
    0


    8585424          E22/G01             F          140,000.00         ZZ
                                         360        140,000.00          1
                                       7.250            955.05        100
                                       7.000            955.05
    GLEN BURNIE      MD   21061          1            08/18/03         23
    0417750189                           05           10/01/03          0
    0417750189                           O            09/01/33
    0


    8585446          E22/G01             F           78,000.00         ZZ
                                         360         78,000.00          1
                                       7.000            518.94         97
                                       6.750            518.94
    LITTLE ROCK      AR   72206          5            08/12/03         23
    0417763257                           05           10/01/03          0
    0417763257                           O            09/01/33
    0
1




    8585464          E22/G01             F          261,000.00         ZZ
                                         360        261,000.00          1
                                       7.000          1,736.44        100
                                       6.750          1,736.44
    MYRTLE BEACH     SC   29588          5            08/13/03         23
    0417935780                           05           10/01/03          0
    0417935780                           O            09/01/33
    0


    8585480          E22/G01             F           61,500.00         ZZ
                                         360         61,500.00          1
                                       6.875            404.01        107
                                       6.625            404.01
    WATERLOO         SC   29384          1            08/18/03         23
    0417961158                           05           10/01/03          0
    0417961158                           O            09/01/33
    0


    8585516          Y10/G01             F          231,120.00         ZZ
                                         360        231,120.00          1
                                       7.375          1,596.29        107
                                       7.125          1,596.29
    BOCA RATON       FL   33498          1            08/08/03         23
    0436373484                           03           10/01/03          0
    1874585                              O            09/01/33
    0


    8585654          W34/G01             F          143,000.00         ZZ
                                         360        143,000.00          1
                                       6.750            927.50        106
                                       6.500            927.50
    ROSEBURG         OR   97470          5            08/05/03         23
    0436425086                           05           10/01/03          0
    12750387                             O            09/01/33
    0


    8585662          E22/G01             F           73,130.00         ZZ
                                         360         73,130.00          1
                                       8.000            536.60        103
                                       7.750            536.60
    OKLAHOMA CITY    OK   73115          5            08/12/03         23
    0418148789                           05           10/01/03          0
    0418148789                           O            09/01/33
    0
1




    8585690          E22/G01             F          140,454.00         ZZ
                                         360        140,454.00          1
                                       6.500            887.76         95
                                       6.250            887.76
    PORTLAND         OR   97206          1            08/08/03         23
    0417900271                           05           10/01/03          0
    0417900271                           N            09/01/33
    0


    8585698          E22/G01             F          114,400.00         ZZ
                                         360        114,400.00          1
                                       6.875            751.53        104
                                       6.625            751.53
    LANSING          MI   48912          1            08/18/03         23
    0417904414                           05           10/01/03          0
    0417904414                           O            09/01/33
    0


    8585704          E22/G01             F           56,000.00         ZZ
                                         360         56,000.00          1
                                       7.125            377.28         95
                                       6.875            377.28
    GULFPORT         MS   39503          1            08/15/03         23
    0417911963                           05           10/01/03          0
    0417911963                           N            09/01/33
    0


    8585760          E22/G01             F          203,300.00         ZZ
                                         360        203,300.00          1
                                       6.875          1,335.54        107
                                       6.625          1,335.54
    MIAMI            FL   33186          1            08/18/03         23
    0418172128                           03           10/01/03          0
    0418172128                           O            09/01/33
    0


    8585762          E22/G01             F          280,160.00         ZZ
                                         360        280,160.00          1
                                       6.625          1,793.90        103
                                       6.375          1,793.90
    ANTELOPE         CA   95843          1            08/07/03         23
    0418174728                           05           10/01/03          0
    0418174728                           O            09/01/33
    0
1




    8585768          E22/G01             F          210,255.00         ZZ
                                         360        210,255.00          1
                                       7.250          1,434.31        107
                                       7.000          1,434.31
    PALATINE         IL   60074          1            08/18/03         23
    0418185757                           09           10/01/03          0
    0418185757                           O            09/01/33
    0


    8585770          E22/G01             F          134,800.00         ZZ
                                         360        134,800.00          1
                                       6.750            874.31        104
                                       6.500            874.31
    EDWARDSVILLE     KS   66111          1            08/15/03         23
    0418190274                           05           10/01/03          0
    0418190294                           O            09/01/33
    0


    8585782          E22/G01             F          209,000.00         ZZ
                                         360        209,000.00          1
                                       7.625          1,479.29         95
                                       7.375          1,479.29
    LEAWOOD          KS   66206          1            08/18/03         23
    0418220539                           03           10/01/03          0
    0418220539                           N            09/01/33
    0


    8585814          E22/G01             F          197,900.00         ZZ
                                         360        197,900.00          1
                                       7.125          1,333.29        103
                                       6.875          1,333.29
    TULSA            OK   74136          5            08/13/03         23
    0417885035                           03           10/01/03          0
    0417885035                           O            09/01/33
    0


    8585818          E22/G01             F           85,000.00         ZZ
                                         360         85,000.00          1
                                       7.500            594.33         99
                                       7.250            594.33
    KILLEN           AL   35645          5            08/13/03         23
    0417888112                           05           10/01/03          0
    0417888112                           O            09/01/33
    0
1




    8585820          E22/G01             F           98,850.00         ZZ
                                         360         98,850.00          1
                                       7.875            716.73        103
                                       7.625            716.73
    NORTH CHARLESTO  SC   29420          5            08/13/03         23
    0418047643                           05           10/01/03          0
    0418047643                           O            09/01/33
    0


    8585858          E22/G01             F          105,000.00         ZZ
                                         360        105,000.00          1
                                       8.000            770.45        103
                                       7.750            770.45
    FLORENCE         AL   35630          2            08/13/03         23
    0417664539                           05           10/01/03          0
    0417664539                           O            09/01/33
    0


    8585868          E22/G01             F          291,000.00         ZZ
                                         360        291,000.00          1
                                       6.625          1,863.30        107
                                       6.375          1,863.30
    SOUTHGATE        MI   48195          5            08/12/03         23
    0417681095                           05           10/01/03          0
    0417681095                           O            09/01/33
    0


    8585894          Y13/G01             F          114,490.00         ZZ
                                         360        114,490.00          1
                                       7.375            790.75        107
                                       7.125            790.75
    GLEN CARBON      IL   62034          2            08/11/03         23
    0436419824                           05           10/01/03          0
    990454                               O            09/01/33
    0


    8585930          U41/G01             F           69,000.00         ZZ
                                         360         69,000.00          1
                                       7.750            494.32        100
                                       7.500            494.32
    JANESVILLE       WI   53546          1            08/15/03         23
    0436434948                           05           10/01/03          0
    JOHNSON4968                          O            09/01/33
    0
1




    8585938          Y19/G01             F          247,150.00         ZZ
                                         360        247,150.00          1
                                       6.750          1,603.01        103
                                       6.500          1,603.01
    SPRINGFIELD      VA   22153          1            08/12/03         23
    0436419410                           09           10/01/03          0
    104567                               O            09/01/33
    0


    8585950          Q64/G01             F          247,200.00         ZZ
                                         360        247,200.00          1
                                       7.500          1,728.46        103
                                       7.250          1,728.46
    MEMPHIS          TN   38125          2            08/04/03         23
    0436430094                           05           10/01/03          0
    2105101472                           O            09/01/33
    0


    8585968          147/G01             F          123,050.00         ZZ
                                         360        122,884.31          1
                                       8.000            902.90        107
                                       7.750            902.90
    803 RIDGELAND    MS   39157          1            06/04/03         23
    0436393813                           01           08/01/03          0
    10554749                             O            07/01/33
    0


    8585976          G51/G01             F          132,415.00         ZZ
                                         360        132,415.00          1
                                       6.750            858.85        104
                                       6.500            858.85
    JACKSONVILLE     FL   32207          1            08/15/03         23
    0436425177                           05           10/01/03          0
    25003828                             O            09/01/33
    0


    8585990          U85/G01             F          172,953.00         ZZ
                                         180        172,953.00          1
                                       8.490          1,328.63         99
                                       8.240          1,328.63
    OSHKOSH          WI   54904          1            08/14/03         23
    0436419865                           05           10/01/03          0
    1                                    O            09/01/18
    0
1




    8586096          M45/G01             F          280,000.00         ZZ
                                         360        279,758.92          1
                                       6.750          1,816.08        100
                                       6.500          1,816.08
    AZTEC            NM   87410          1            07/15/03         23
    0436403174                           05           09/01/03          0
    A0509758                             O            08/01/33
    0


    8586116          J95/G01             F           87,900.00         ZZ
                                         360         87,845.36          1
                                       8.375            668.11        100
                                       8.125            668.11
    SPARTANBURG      SC   29303          1            07/31/03         23
    0436392740                           05           09/01/03          0
    0044576031                           O            08/01/33
    0


    8586176          Q49/G01             F           83,995.00         ZZ
                                         360         83,995.00          1
                                       7.750            601.75        107
                                       7.500            601.75
    SYRACUSE         NY   13208          1            08/15/03         23
    0436425201                           05           10/01/03          0
    41412803                             O            09/01/33
    0


    8586180          U45/G01             F           97,370.00         ZZ
                                         180         97,370.00          1
                                       7.875            923.51        107
                                       7.625            923.51
    NEW CASTLE       PA   16105          5            08/13/03         23
    0436399836                           05           10/01/03          0
    00204342                             O            09/01/18
    0


    8586268          J95/G01             F          172,900.00         ZZ
                                         360        172,789.75          1
                                       8.250          1,298.94         99
                                       8.000          1,298.94
    CONCORD          NH   03301          1            07/31/03         23
    0436402275                           01           09/01/03          0
    0043954262                           O            08/01/33
    0
1




    8586426          N67/G01             F          133,750.00         ZZ
                                         180        133,750.00          1
                                       7.500            935.20        107
                                       7.250            935.20
    GAINES           MI   48436          2            08/05/03         23
    0436427082                           05           10/01/03          0
    3262006449                           O            09/01/18
    0


    8586514          W49/G01             F          210,600.00         ZZ
                                         180        210,600.00          1
                                       7.875          1,527.00        103
                                       7.625          1,527.00
    MANHATTAN        KS   66503          5            08/15/03         23
    0436473466                           05           10/01/03          0
    2003048751                           O            09/01/18
    0


    8586542          J95/G01             F           52,400.00         ZZ
                                         360         52,358.10          1
                                       7.125            353.03         99
                                       6.875            353.03
    NEWTON           KS   67114          5            07/21/03         23
    0436391874                           05           09/01/03          0
    004273092                            O            08/01/33
    0


    8586598          G51/G01             F           78,185.00         ZZ
                                         360         78,185.00          1
                                       8.125            580.53         95
                                       7.875            580.53
    AURORA           CO   80013          1            08/14/03         23
    0436476956                           01           10/01/03          0
    02001385                             N            09/01/33
    0


    8586692          J95/G01             F           58,743.00         ZZ
                                         360         58,689.89          1
                                       6.500            371.30        107
                                       6.250            371.30
    DUNCANSVILLE     PA   16635          1            07/30/03         23
    0436392328                           07           09/01/03          0
    0044381382                           O            08/01/33
    0
1




    8586694          G75/G01             F          128,950.00         ZZ
                                         360        128,844.30          1
                                       7.000            857.91        104
                                       6.750            857.91
    CHESAPEAKE       VA   23320          1            07/31/03         23
    0436429781                           01           09/01/03          0
    05186540                             O            08/01/33
    0


    8586966          H76/G01             F          162,225.00         ZZ
                                         360        162,225.00          1
                                       8.250          1,218.75        103
                                       8.000          1,218.75
    HIGHLAND         IN   46322          5            08/12/03         23
    0436452742                           05           10/01/03          0
    2003501920                           O            09/01/33
    0


    8587116          M45/G01             F          197,760.00         ZZ
                                         360        197,620.42          1
                                       7.750          1,416.78        103
                                       7.500          1,416.78
    SOUTH ELGIN      IL   60177          1            07/21/03         23
    0436405476                           05           09/01/03          0
    A0491852                             O            08/01/33
    0


    8587224          P27/G01             F           72,500.00         ZZ
                                         360         72,500.00          1
                                       7.875            525.68        100
                                       7.625            525.68
    LAKELAND         FL   33801          5            08/12/03         23
    0436404768                           05           10/01/03          0
    2104913628                           O            09/01/33
    0


    8587228          K15/G01             F          137,700.00         ZZ
                                         360        137,700.00          1
                                       7.625            974.63         99
                                       7.375            974.63
    ETOWAH           TN   37331          5            08/04/03         23
    0436418693                           05           10/01/03          0
    003405510289                         O            09/01/33
    0
1




    8587258          N67/G01             F          175,100.00         ZZ
                                         360        175,100.00          1
                                       7.125          1,179.68        102
                                       6.875          1,179.68
    CHESAPEAKE       VA   23322          5            08/08/03         23
    0436430649                           05           10/01/03          0
    3274011730                           O            09/01/33
    0


    8587578          313/G01             F          100,580.00         ZZ
                                         360        100,491.27          1
                                       6.625            644.02        107
                                       6.375            644.02
    INDIANAPOLIS     IN   46237          5            07/31/03         23
    0436433775                           05           09/01/03          0
    0009818626                           O            08/01/33
    0


    8587942          U85/G01             F          188,100.00         ZZ
                                         360        188,100.00          1
                                       8.125          1,396.64         98
                                       7.875          1,396.64
    GLENDALE         WI   53209          5            08/14/03         23
    0436409080                           05           10/01/03          0
    1                                    O            09/01/33
    0


    8588428          X21/G01             F          163,000.00         ZZ
                                         360        163,000.00          1
                                       6.750          1,057.22        102
                                       6.500          1,057.22
    GAITHERSBURG     MD   20879          1            08/14/03         23
    0436430425                           07           10/01/03          0
    709903                               O            09/01/33
    0


    8588432          X21/G01             F          177,050.00         ZZ
                                         360        177,050.00          1
                                       7.000          1,177.92        105
                                       6.750          1,177.92
    MONTGOMERY VILL  MD   20879          1            08/13/03         23
    0436430367                           07           10/01/03          0
    709856                               O            09/01/33
    0
1




    8588494          K60/G01             F          144,200.00         ZZ
                                         360        144,109.83          1
                                       8.375          1,096.03        103
                                       8.125          1,096.03
    PLATTSBURGH      NY   12901          1            08/06/03         23
    0436418719                           05           09/01/03          0
    80684                                O            08/01/33
    0


    8588500          T23/G01             F          156,560.00         ZZ
                                         360        156,465.16          1
                                       8.500          1,203.81        103
                                       8.250          1,203.81
    MARION           OH   43302          5            08/15/03         23
    0436435226                           05           09/20/03          0
    6733                                 O            08/20/33
    0


    8588552          B44/G01             F          244,625.00         ZZ
                                         360        244,403.85          1
                                       6.500          1,546.20        103
                                       6.250          1,546.20
    ESPARTO          CA   95627          1            07/31/03         23
    0436439285                           05           09/01/03          0
    3030569                              O            08/01/33
    0


    8588928          940/G01             F          335,950.00         ZZ
                                         360        335,950.00          1
                                       6.500          2,123.43        107
                                       6.250          2,123.43
    MURRIETA         CA   92562          1            08/08/03         23
    0436426589                           05           10/01/03          0
    40031158                             O            09/01/33
    0


    8588972          642/G01             F          128,750.00         ZZ
                                         360        128,750.00          1
                                       8.375            978.59        103
                                       8.125            978.59
    WYOMING          MI   49509          2            08/12/03         23
    0436445506                           05           10/01/03          0
    06224303                             O            09/01/33
    0
1




    8589034          642/G01             F          256,800.00         ZZ
                                         360        256,800.00          1
                                       6.875          1,686.99        107
                                       6.625          1,686.99
    CHULA VISTA      CA   91911          5            08/13/03         23
    0436469183                           01           10/01/03          0
    07169803                             O            09/01/33
    0


    8589070          E47/G01             F          109,900.00         ZZ
                                         360        109,900.00          1
                                       8.000            806.41        100
                                       7.750            806.41
    UPPER MARLBORO   MD   20774          1            08/11/03         23
    0436429526                           01           10/01/03          0
    7338511423                           O            09/01/33
    0


    8589126          W40/G01             F           81,180.00         ZZ
                                         360         81,180.00          1
                                       8.375            617.03         99
                                       8.125            617.03
    KINGMAN          AZ   86401          5            08/06/03         00
    0436392237                           05           10/01/03          0
    1000025545                           O            09/01/33
    0


    8589172          Q64/G01             F          136,950.00         ZZ
                                         360        136,848.36          1
                                       7.500            957.58        107
                                       7.250            957.58
    OLD HICKORY      TN   37138          2            07/31/03         23
    0436417711                           03           09/01/03          0
    2105101157                           O            08/01/33
    0


    8589196          964/G01             F          127,500.00         ZZ
                                         360        127,500.00          1
                                       6.375            795.43        106
                                       6.125            795.43
    VANCOUVER        WA   98661          1            07/29/03         23
    0436391460                           05           10/01/03          0
    487397                               O            09/01/33
    0
1




    8589198          W40/G01             F          103,500.00         ZZ
                                         360        103,500.00          1
                                       7.875            750.45         99
                                       7.625            750.45
    LANSING          MI   48911          5            08/06/03         00
    0436394860                           05           10/01/03          0
    1020025590                           O            09/01/33
    0


    8589214          964/G01             F          253,000.00         ZZ
                                         360        252,765.67          1
                                       6.375          1,578.39        102
                                       6.125          1,578.39
    PHOENIX          AZ   85028          1            07/28/03         23
    0436395396                           05           09/01/03          0
    463684                               O            08/01/33
    0


    8589222          Y40/G01             F          172,840.00         ZZ
                                         360        172,840.00          1
                                       7.375          1,193.76        100
                                       7.125          1,193.76
    LAWRENCEVILLE    GA   30043          1            08/15/03         23
    0436435895                           03           10/01/03          0
    51105716                             O            09/01/33
    0


    8589340          T23/G01             F          147,855.00         ZZ
                                         360        147,855.00          1
                                       6.500            934.54        104
                                       6.250            934.54
    COLUMBUS         OH   43221          1            08/13/03         23
    0436427363                           05           10/01/03          0
    6720                                 O            09/01/33
    0


    8589350          313/G01             F          207,850.00         ZZ
                                         360        207,850.00          1
                                       6.750          1,348.12        104
                                       6.500          1,348.12
    DALLAS           TX   75229          1            08/04/03         23
    0436485072                           05           10/01/03          0
    0009831975                           O            09/01/33
    0
1




    8589360          F34/G01             F          217,300.00         ZZ
                                         360        217,142.72          1
                                       7.625          1,538.04        103
                                       7.375          1,538.04
    ALEXANDRIA       VA   22315          5            07/31/03         23
    0436493084                           01           09/01/03          0
    3301307007                           O            08/01/33
    0


    8589370          A11/G01             F          238,100.00         ZZ
                                         360        236,920.38          1
                                       6.625          1,524.59        105
                                       6.375          1,524.59
    ANN ARBOR        MI   48103          1            07/18/03         23
    0436490916                           05           08/18/03          0
    7271970865                           O            07/18/33
    0


    8589380          F34/G01             F          333,840.00         ZZ
                                         360        333,840.00          1
                                       6.375          2,082.73        104
                                       6.125          2,082.73
    ARLINGTON        VA   22206          1            08/07/03         23
    0436433908                           01           10/01/03          0
    10307058                             O            09/01/33
    0


    8589390          U28/G01             F          117,000.00         ZZ
                                         360        116,929.12          1
                                       8.500            899.63        100
                                       8.250            899.63
    BETHLEHEM        GA   30620          1            07/31/03         23
    0436436497                           05           09/01/03          0
    2000022257                           O            08/01/33
    0


    8589514          408/G01             F           69,500.00         ZZ
                                         360         69,500.00          1
                                       7.000            462.39        107
                                       6.750            462.39
    GRAIN VALLEY     MO   64029          1            08/07/03         23
    0436431019                           05           10/01/03          0
    703038100                            O            09/01/33
    0
1




    8589524          F89/G01             F          264,000.00         ZZ
                                         360        263,808.92          1
                                       7.625          1,868.58        100
                                       7.375          1,868.58
    MORENO VALLEY    CA   92557          1            07/29/03         23
    0436422695                           05           09/01/03          0
    33692                                O            08/01/33
    0


    8589526          F34/G01             F          150,000.00         ZZ
                                         360        150,000.00          1
                                       6.375            935.80         95
                                       6.125            935.80
    GRAND JUNTION    CO   81505          1            08/14/03         23
    0436462642                           09           10/01/03          0
    49307177                             N            09/01/33
    0


    8589616          N67/G01             F           63,400.00         ZZ
                                         360         63,400.00          1
                                       7.750            454.21        106
                                       7.500            454.21
    SHARON           PA   16146          1            08/14/03         23
    0436419303                           05           10/01/03          0
    3254006183                           O            09/01/33
    0


    8589676          950/G01             F          144,715.00         ZZ
                                         360        144,715.00          1
                                       6.375            902.83        103
                                       6.125            902.83
    CHEYENNE         WY   82001          1            08/01/03         23
    0436405278                           05           10/01/03          0
    Y737004                              O            09/01/33
    0


    8589766          N67/G01             F          124,000.00         ZZ
                                         360        124,000.00          1
                                       8.750            975.51        100
                                       8.500            975.51
    PHOENIX          AZ   85029          1            08/14/03         23
    0436425904                           05           10/01/03          0
    1781007128                           O            09/01/33
    0
1




    8589900          W34/G01             F          170,952.00         ZZ
                                         360        170,952.00          1
                                       6.750          1,108.79         95
                                       6.500          1,108.79
    SACRAMENTO       CA   95842          1            08/01/03         23
    0436425763                           05           10/01/03          0
    03593                                N            09/01/33
    0


    8590001          R17/G01             F          222,900.00         ZZ
                                         360        222,062.47          1
                                       7.500          1,558.55        103
                                       7.250          1,558.55
    EAGLE            ID   83616          1            03/26/03         23
    0436039994                           09           05/01/03          0
    1000245423                           O            04/01/33
    0


    8590056          U05/G01             F           87,000.00         ZZ
                                         360         87,000.00          1
                                       7.875            630.81        100
                                       7.625            630.81
    ST. PETERSBURG   FL   33708          1            08/11/03         23
    0436426175                           05           10/01/03          0
    3401646                              O            09/01/33
    0


    8590410          964/G01             F          153,450.00         ZZ
                                         360        153,304.40          1
                                       6.250            944.82         99
                                       6.000            944.82
    EUGENE           OR   97404          5            07/17/03         23
    0436396931                           05           09/01/03          0
    435386                               O            08/01/33
    0


    8590452          E22/G01             F           89,773.00         ZZ
                                         360         89,773.00          1
                                       7.750            643.14        107
                                       7.500            643.14
    SOMMERSET        OH   43783          5            08/14/03         23
    0416995850                           05           10/01/03          0
    0416995850                           O            09/01/33
    0
1




    8590460          E22/G01             F          199,500.00         ZZ
                                         360        199,500.00          1
                                       7.875          1,446.51         95
                                       7.625          1,446.51
    OAK PARK         IL   60302          1            08/19/03         23
    0417266210                           05           10/01/03          0
    0417266210                           N            09/01/33
    0


    8590480          E22/G01             F          216,300.00         ZZ
                                         360        216,300.00          1
                                       8.250          1,624.99        103
                                       8.000          1,624.99
    PUYALLUP         WA   98374          5            08/13/03         23
    0417478856                           03           10/01/03          0
    0417478856                           O            09/01/33
    0


    8590486          E22/G01             F           36,050.00         ZZ
                                         360         36,050.00          1
                                       8.625            280.39        103
                                       8.375            280.39
    JACKSBORO        TX   76458          1            08/19/03         23
    0417537719                           05           10/01/03          0
    0417537719                           O            09/01/33
    0


    8590494          E22/G01             F          256,746.00         ZZ
                                         360        256,513.90          1
                                       6.500          1,622.81        107
                                       6.250          1,622.81
    MOUNT VERNON     WA   98273          1            07/17/03         23
    0417551942                           05           09/01/03          0
    0417551942                           O            08/01/33
    0


    8590508          E22/G01             F           99,100.00         ZZ
                                         360         99,031.80          1
                                       7.875            718.54         99
                                       7.625            718.54
    DETROIT          MI   48234          5            07/18/03         23
    0417575081                           05           09/01/03          0
    0417575081                           O            08/01/33
    0
1




    8590518          964/G01             F          324,450.00         ZZ
                                         360        324,215.17          1
                                       7.625          2,296.44        103
                                       7.375          2,296.44
    BEAVERTON        OR   97008          5            07/18/03         23
    0436399281                           05           09/01/03          0
    460935                               O            08/01/33
    0


    8590584          E22/G01             F           82,400.00         ZZ
                                         360         82,400.00          1
                                       6.625            527.62        107
                                       6.375            527.62
    JOHNS ISLAND     SC   29457          5            08/12/03         23
    0417715042                           05           10/01/03          0
    0417715042                           O            09/01/33
    0


    8590592          E22/G01             F          139,050.00         ZZ
                                         360        139,050.00          1
                                       7.750            996.17        103
                                       7.500            996.17
    CHEYENNE         WY   82007          5            08/14/03         23
    0417729761                           05           10/01/03          0
    0417729761                           O            09/01/33
    0


    8590596          964/G01             F          217,330.00         ZZ
                                         360        217,128.71          1
                                       6.375          1,355.86        100
                                       6.125          1,355.86
    LAS VEGAS        NV   89141          1            07/23/03         23
    0436395156                           03           09/01/03          0
    475860                               O            08/01/33
    0


    8590598          E22/G01             F          107,700.00         ZZ
                                         360        107,700.00          1
                                       8.125            799.67        101
                                       7.875            799.67
    BAKERSFIELD      CA   93309          2            08/07/03         23
    0417740149                           03           10/01/03          0
    0417740149                           O            09/01/33
    0
1




    8590604          E22/G01             F          180,250.00         ZZ
                                         360        180,250.00          1
                                       7.500          1,260.33        103
                                       7.250          1,260.33
    MOLALLA          OR   97038          5            08/07/03         23
    0417756020                           03           10/01/03          0
    0417756020                           O            09/01/33
    0


    8590610          E22/G01             F          184,000.00         ZZ
                                         360        184,000.00          1
                                       7.625          1,302.34        107
                                       7.375          1,302.34
    FAYETTEVILLE     NC   28306          2            08/14/03         23
    0417782299                           05           10/01/03          0
    0417782299                           O            09/01/33
    0


    8590614          E22/G01             F          263,200.00         ZZ
                                         360        263,200.00          1
                                       7.250          1,795.49        107
                                       7.000          1,795.49
    PEYTON           CO   80831          5            08/14/03         23
    0417790748                           05           10/01/03          0
    0417790748                           O            09/01/33
    0


    8590622          964/G01             F          125,475.00         ZZ
                                         360        125,355.95          1
                                       6.250            772.57        105
                                       6.000            772.57
    EUGENE           OR   97402          1            07/25/03         23
    0436394175                           05           09/01/03          0
    476070                               O            08/01/33
    0


    8590732          E22/G01             F          129,500.00         ZZ
                                         360        129,500.00          1
                                       6.625            829.20         98
                                       6.375            829.20
    KALAMAZOO        MI   49001          2            08/14/03         23
    0418019246                           05           10/01/03          0
    0418019246                           O            09/01/33
    0
1




    8590780          964/G01             F          164,800.00         ZZ
                                         360        164,674.60          1
                                       7.375          1,138.23        103
                                       7.125          1,138.23
    HILLSBORO        OR   97123          1            07/30/03         23
    0436393326                           05           09/01/03          0
    453477                               O            08/01/33
    0


    8590792          E22/G01             F           57,000.00         ZZ
                                         360         57,000.00          1
                                       7.250            388.84         95
                                       7.000            388.84
    SPRINGFIELD      MI   49083          1            08/19/03         23
    0148046298                           05           10/01/03          0
    0418046298                           N            09/01/33
    0


    8590794          E22/G01             F          156,750.00         ZZ
                                         360        156,750.00          2
                                       6.500            990.77         95
                                       6.250            990.77
    VANCOUVER        WA   98684          1            08/07/03         23
    0417804689                           05           10/01/03          0
    0417804689                           N            09/01/33
    0


    8590886          E22/G01             F          125,000.00         ZZ
                                         360        125,000.00          1
                                       6.625            800.39        105
                                       6.375            800.39
    YAKIMA           WA   98901          1            08/06/03         23
    0418104477                           05           10/01/03          0
    0418104477                           O            09/01/33
    0


    8590888          W42/G01             F          128,400.00         ZZ
                                         360        128,299.64          1
                                       7.240            875.04        107
                                       6.990            875.04
    HAZELCREST       IL   60429          1            08/15/03         23
    0436429765                           05           09/15/03          0
    112741                               O            08/15/33
    0
1




    8590936          W42/G01             F          143,891.00         ZZ
                                         360        143,794.25          1
                                       7.990          1,054.82        103
                                       7.740          1,054.82
    SAVANNAH         GA   31419          1            08/07/03         23
    0436430060                           05           09/07/03          0
    111701                               O            08/07/33
    0


    8590940          E22/G01             F          274,000.00         ZZ
                                         360        274,000.00          1
                                       6.375          1,709.40        106
                                       6.125          1,709.40
    SAN DIEGO        CA   92122          1            08/12/03         23
    0418126124                           01           10/01/03          0
    0418126124                           O            09/01/33
    0


    8590966          E22/G01             F          161,710.00         ZZ
                                         360        161,710.00          1
                                       6.500          1,022.12        103
                                       6.250          1,022.12
    SACRAMENTO       CA   95824          1            08/14/03         23
    0418146593                           05           10/01/03          0
    0418146593                           O            09/01/33
    0


    8590982          U42/G01             F          257,000.00         ZZ
                                         360        257,000.00          1
                                       6.750          1,666.90        100
                                       6.500          1,666.90
    SAN ANTONIO      TX   78258          1            08/12/03         23
    0436429682                           03           10/01/03          0
    49300660                             O            09/01/33
    0


    8590990          E22/G01             F          175,615.00         ZZ
                                         360        175,615.00          1
                                       6.875          1,153.67        103
                                       6.625          1,153.67
    GRAYSLAKE        IL   60030          1            08/19/03         23
    0418168464                           03           10/01/03          0
    0418168464                           O            09/01/33
    0
1




    8591068          642/G01             F          160,500.00         ZZ
                                         360        160,500.00          1
                                       7.500          1,122.24        106
                                       7.250          1,122.24
    CARTERSVILLE     GA   30120          1            08/15/03         23
    0436405146                           05           10/01/03          0
    07190603                             O            09/01/33
    0


    8591076          A06/G01             F           74,100.00         ZZ
                                         360         74,100.00          1
                                       8.500            569.77         95
                                       8.250            569.77
    CHICAGO          IL   60617          1            08/14/03         23
    0436427769                           07           10/01/03          0
    02100002031710                       O            09/01/33
    0


    8591078          N67/G01             F          101,450.00         ZZ
                                         360        101,450.00          1
                                       6.625            649.60        103
                                       6.375            649.60
    GLENDALE         AZ   85302          1            08/13/03         23
    0436426191                           09           10/01/03          0
    1781006952                           O            09/01/33
    0


    8591088          E22/G01             F           80,370.00         ZZ
                                         360         80,370.00          1
                                       7.125            541.47         95
                                       6.875            541.47
    ROYSE CITY       TX   75189          1            08/19/03         23
    0418059002                           05           10/01/03          0
    0418059002                           N            09/01/33
    0


    8591128          642/G01             F          241,835.00         ZZ
                                         360        241,835.00          1
                                       6.625          1,548.50        106
                                       6.375          1,548.50
    SALISBURY        MD   21804          1            08/15/03         23
    0436416192                           05           10/01/03          0
    07255503                             O            09/01/33
    0
1




    8591154          E22/G01             F           55,620.00         ZZ
                                         360         55,620.00          1
                                       8.500            427.67        103
                                       8.250            427.67
    GADSDEN          AL   35904          5            08/14/03         23
    0417941085                           05           10/01/03          0
    0417941085                           O            09/01/33
    0


    8591196          E22/G01             F          173,000.00         ZZ
                                         360        173,000.00          1
                                       7.000          1,150.97        107
                                       6.750          1,150.97
    SYRACUSE         UT   84075          5            08/12/03         23
    0417976537                           05           10/01/03          0
    0417976537                           O            09/01/33
    0


    8591202          E22/G01             F          127,500.00         ZZ
                                         360        127,500.00          1
                                       6.625            816.40        105
                                       6.375            816.40
    CLINTON          WA   98236          1            08/14/03         23
    0417984259                           05           10/01/03          0
    0417984259                           O            09/01/33
    0


    8591334          967/G01             F          132,000.00         ZZ
                                         360        132,000.00          1
                                       7.250            900.47        106
                                       7.000            900.47
    MESA             AZ   85207          2            08/07/03         23
    0436437925                           05           10/01/03          0
    6879415                              O            09/01/33
    0


    8591336          T23/G01             F          211,000.00         ZZ
                                         360        211,000.00          1
                                       6.875          1,386.12         97
                                       6.625          1,386.12
    ACME             PA   15610          2            08/18/03         23
    0436435416                           05           10/01/03          0
    6757                                 O            09/01/33
    0
1




    8591346          T23/G01             F           89,000.00         ZZ
                                         360         89,000.00          1
                                       7.850            643.77         99
                                       7.600            643.77
    SHELBY           OH   44875          2            08/19/03         23
    0436435598                           05           10/01/03          0
    6763                                 O            09/01/33
    0


    8591382          B39/G01             F          236,797.00         ZZ
                                         360        236,797.00          1
                                       8.250          1,778.98        100
                                       8.000          1,778.98
    BLAINE           MN   55434          1            08/19/03         23
    0436430979                           05           10/01/03          0
    20033419F                            O            09/01/33
    0


    8591448          T23/G01             F           76,505.00         ZZ
                                         360         76,505.00          1
                                       6.875            502.58        107
                                       6.625            502.58
    CORAOPOLIS       PA   15108          1            08/20/03         23
    0436434203                           05           10/01/03          0
    6745                                 O            09/01/33
    0


    8591530          L86/G01             F          262,650.00         ZZ
                                         360        262,650.00          1
                                       8.125          1,950.17        103
                                       7.875          1,950.17
    CASTAIC AREA     CA   91384          5            08/04/03         23
    0436432116                           03           10/01/03          0
    20515311                             O            09/01/33
    0


    8591568          F64/G01             F          149,350.00         ZZ
                                         360        149,241.90          1
                                       7.625          1,057.09        103
                                       7.375          1,057.09
    CHESAPEAKE       VA   23323          1            07/30/03         23
    0436415848                           05           09/01/03          0
    LAVEL5500005467                      O            08/01/33
    0
1




    8591688          W02/G01             F          103,000.00         ZZ
                                         360        103,000.00          1
                                       8.210            770.92        103
                                       7.960            770.92
    KANSAS CITY      MO   64138          5            08/13/03         23
    0436482459                           05           10/01/03          0
    1002755057                           O            09/01/33
    0


    8592198          B28/G01             F          206,100.00         ZZ
                                         360        206,100.00          1
                                       7.500          1,441.09        105
                                       7.250          1,441.09
    PEYTON           CO   80831          5            08/14/03         23
    0436427264                           05           10/01/03          0
    01006261                             O            09/01/33
    0


    8592330          B28/G01             F          200,850.00         ZZ
                                         360        200,850.00          1
                                       8.625          1,562.20        103
                                       8.375          1,562.20
    AURORA           CO   80011          5            08/14/03         23
    0436426811                           05           10/01/03          0
    01804097                             O            09/01/33
    0


    8592862          Q14/G01             F          128,400.00         ZZ
                                         360        128,400.00          1
                                       7.500            897.79        107
                                       7.250            897.79
    TUCSON           AZ   85730          5            08/13/03         23
    0436405724                           05           10/01/03          0
    0000315224                           O            09/01/33
    0


    8592878          T23/G01             F           85,690.00         ZZ
                                         360         85,626.40          1
                                       7.500            599.16         95
                                       7.250            599.16
    NORTH LEWISBURG  OH   43060          1            08/12/03         23
    0436436513                           05           09/12/03          0
    6731                                 N            08/12/33
    0
1




    8593056          642/G01             F          161,975.00         ZZ
                                         360        161,975.00          2
                                       7.125          1,091.26        105
                                       6.875          1,091.26
    CHICAGO          IL   60644          1            08/12/03         23
    0436406417                           05           10/01/03          0
    06210903                             O            09/01/33
    0


    8593180          G51/G01             F          216,500.00         ZZ
                                         360        216,500.00          1
                                       7.875          1,569.78        100
                                       7.625          1,569.78
    DENVER           CO   80249          1            08/15/03         23
    0436430433                           03           10/01/03          0
    20007635                             O            09/01/33
    0


    8593202          W02/G01             F          165,830.00         ZZ
                                         360        165,830.00          1
                                       6.610          1,060.19        103
                                       6.360          1,060.19
    BLUE SPRINGS     MO   64014          5            08/12/03         23
    0436481840                           05           10/01/03          0
    1002815752                           O            09/01/33
    0


    8593862          A06/G01             F          129,500.00         ZZ
                                         360        129,500.00          1
                                       7.625            916.60        102
                                       7.375            916.60
    DUNDEE           MI   48131          1            08/14/03         23
    0436428031                           05           10/01/03          0
    1                                    O            09/01/33
    0


    8593976          408/G01             F          121,437.00         ZZ
                                         360        121,353.42          1
                                       7.875            880.51        103
                                       7.625            880.51
    BLUE SPRINGS     MO   64014          1            07/30/03         23
    0436431043                           05           09/01/03          0
    703036544                            O            08/01/33
    0
1




    8594408          X88/G01             F           77,765.00         ZZ
                                         360         77,716.66          1
                                       8.375            591.07        103
                                       8.125            591.07
    CROSSVILLE       TN   38555          1            07/29/03         23
    0436435697                           05           09/01/03          0
    1816                                 O            08/01/33
    0


    8595190          X67/G01             F          203,300.00         ZZ
                                         360        203,300.00          1
                                       6.375          1,268.33        107
                                       6.125          1,268.33
    MORENO VALLEY    CA   92557          1            08/12/03         23
    0436470744                           05           10/01/03          0
    0000422626                           O            09/01/33
    0


    8595192          Q64/G01             F          160,000.00         ZZ
                                         360        160,000.00          1
                                       9.000          1,287.40        103
                                       8.750          1,287.40
    JACKSON          MS   39272          1            08/07/03         23
    0436427504                           05           10/01/03          0
    2105101496                           O            09/01/33
    0


    8595198          X67/G01             F          176,000.00         ZZ
                                         360        175,844.72          1
                                       6.625          1,126.95        104
                                       6.375          1,126.95
    HENDERSON        NV   89014          1            07/24/03         23
    0436470827                           03           09/01/03          0
    0000421963                           O            08/01/33
    0


    8595200          Q64/G01             F          134,250.00         ZZ
                                         360        134,250.00          1
                                       8.000            985.08        107
                                       7.750            985.08
    RALEIGH          NC   27616          5            08/08/03         23
    0436426001                           05           10/01/03          0
    0108062803                           O            09/01/33
    0
1




    8595248          950/G01             F          123,600.00         ZZ
                                         360        123,600.00          1
                                       6.875            811.96        100
                                       6.625            811.96
    OAKVILLE         WA   98568          1            08/06/03         23
    0436430557                           05           10/01/03          0
    EW37099                              O            09/01/33
    0


    8595298          K15/G01             F          148,300.00         ZZ
                                         360        148,300.00          1
                                       8.375          1,127.19        103
                                       8.125          1,127.19
    RIVERVIEW        FL   33569          5            08/12/03         23
    0436427983                           03           10/01/03          0
    009605511920                         O            09/01/33
    0


    8595304          S53/G01             F          164,300.00         ZZ
                                         360        164,300.00          1
                                       7.375          1,134.78        106
                                       7.125          1,134.78
    ST PETERSBURG    FL   33710          1            08/14/03         23
    0436449367                           05           10/01/03          0
    9849835000                           O            09/01/33
    0


    8595326          S53/G01             F          162,740.00         ZZ
                                         360        162,740.00          1
                                       8.750          1,280.28        103
                                       8.500          1,280.28
    CINCINNATI       OH   45251          5            08/11/03         23
    0436453484                           05           10/01/03          0
    9849906000                           O            09/01/33
    0


    8595342          808/G01             F          170,000.00         ZZ
                                         360        170,000.00          1
                                       7.000          1,131.02        104
                                       6.750          1,131.02
    MADERA           CA   93637          1            08/06/03         23
    0436433205                           05           10/01/03          0
    9433354                              O            09/01/33
    0
1




    8595414          L76/G01             F          125,000.00         ZZ
                                         360        125,000.00          1
                                       8.000            917.21        100
                                       7.750            917.21
    FARIBAULT        MN   55021          1            08/14/03         23
    0436432280                           05           10/01/03          0
    9507970                              O            09/01/33
    0


    8595426          X67/G01             F          178,200.00         ZZ
                                         360        178,086.37          1
                                       8.250          1,338.76         99
                                       8.000          1,338.76
    KELSEYVILLE      CA   95451          1            07/22/03         23
    0436438956                           03           09/01/03          0
    0000419850                           O            08/01/33
    0


    8595436          P30/G01             F          185,400.00         ZZ
                                         360        185,400.00          1
                                       6.625          1,187.14        103
                                       6.375          1,187.14
    GREENSBORO       NC   27403          1            08/11/03         23
    0436456073                           05           10/01/03          0
    8267605                              O            09/01/33
    0


    8595520          808/G01             F           96,305.00         ZZ
                                         360         96,217.93          1
                                       6.500            608.72        103
                                       6.250            608.72
    WASCO            CA   93280          1            07/29/03         23
    0436433379                           05           09/01/03          0
    9433133                              O            08/01/33
    0


    8595592          808/G01             F          149,808.00         ZZ
                                         360        149,808.00          1
                                       6.250            922.40        100
                                       6.000            922.40
    KINGSBURG        CA   93631          1            08/01/03         23
    0436433288                           05           10/01/03          0
    9106607                              O            09/01/33
    0
1




    8595594          B76/G01             F          252,450.00         ZZ
                                         360        252,450.00          1
                                       7.875          1,830.44         99
                                       7.625          1,830.44
    PINCKNEY         MI   48169          1            08/14/03         23
    0436432298                           05           10/01/03          0
    0004839106                           O            09/01/33
    0


    8595696          Q64/G01             F           66,850.00         T
                                         360         66,850.00          1
                                       7.750            478.92        107
                                       7.500            478.92
    SAN ANTONIO      TX   78221          1            08/06/03         23
    0436426944                           05           10/01/03          0
    2117100608                           O            09/01/33
    0


    8595700          808/G01             F          216,500.00         ZZ
                                         360        216,500.00          1
                                       6.500          1,368.43        106
                                       6.250          1,368.43
    SONORA           CA   95370          1            08/01/03         23
    0436433346                           05           10/01/03          0
    9433203                              O            09/01/33
    0


    8595736          808/G01             F          325,815.00         ZZ
                                         360        325,815.00          1
                                       6.750          2,113.23        107
                                       6.500          2,113.23
    MURRIETA         CA   92563          1            08/01/03         23
    0436430805                           05           10/01/03          0
    9331992                              O            09/01/33
    0


    8595738          Q64/G01             F           62,595.00         ZZ
                                         360         62,595.00          1
                                       6.625            400.81        107
                                       6.375            400.81
    GAINESVILLE      FL   32609          1            08/15/03         23
    0436426498                           05           10/01/03          0
    2109101634                           O            09/01/33
    0
1




    8595754          L16/G01             F          187,000.00         ZZ
                                         360        187,000.00          1
                                       7.875          1,355.88        100
                                       7.625          1,355.88
    KINGSBURG        CA   93631          1            08/08/03         23
    0436428734                           05           10/01/03          0
    11008                                O            09/01/33
    0


    8595776          P29/G01             F           55,620.00         ZZ
                                         360         55,620.00          1
                                       9.125            452.54        103
                                       8.875            452.54
    STOCKPORT        IA   52651          5            08/12/03         23
    0436428957                           05           10/01/03          0
    12851020                             O            09/01/33
    0


    8595810          H76/G01             F          242,000.00         ZZ
                                         180        241,269.13          1
                                       7.500          2,243.37        103
                                       7.250          2,243.37
    KENT             OH   44240          5            07/31/03         23
    0436434757                           05           09/01/03          0
    2003494486                           O            08/01/18
    0


    8595820          Y43/G01             F          363,500.00         ZZ
                                         360        363,500.00          1
                                       6.750          2,357.65        106
                                       6.500          2,357.65
    WASHINGTON       DC   20002          1            08/14/03         23
    0436438030                           07           10/01/03          0
    1                                    O            09/01/33
    0


    8595892          K15/G01             F          145,300.00         ZZ
                                         360        145,202.51          1
                                       8.000          1,066.16         97
                                       7.750          1,066.16
    RIVERSIDE        CA   92507          5            07/28/03         23
    0436428049                           05           09/01/03          0
    038505510886                         O            08/01/33
    0
1




    8595976          M45/G01             F           97,850.00         T
                                         360         97,850.00          1
                                       6.875            642.81        103
                                       6.625            642.81
    HAZLETON         PA   18202          1            08/08/03         23
    0436460968                           05           10/01/03          0
    A0473938                             O            09/01/33
    0


    8596024          624/G01             F          134,900.00         ZZ
                                         360        134,789.43          1
                                       7.000            897.49        100
                                       6.750            897.49
    GLENDALE         AZ   85304          1            07/17/03         23
    0436423586                           05           09/01/03          0
    1000040776                           O            08/01/33
    0


    8596072          Q78/G01             F          169,400.00         ZZ
                                         360        169,400.00          1
                                       6.725          1,095.92        107
                                       6.475          1,095.92
    BLACKLICK        OH   43004          2            08/15/03         23
    0436434740                           05           10/01/03          0
    735333                               O            09/01/33
    0


    8596076          588/G01             F          276,200.00         ZZ
                                         360        276,200.00          1
                                       6.000          1,655.96        107
                                       5.750          1,655.96
    SILVER SPRING    MD   20902          1            08/14/03         23
    0436440093                           05           10/01/03          0
    1100746                              O            09/01/33
    0


    8596082          Q78/G01             F          124,120.00         ZZ
                                         360        124,018.05          1
                                       6.990            824.95        107
                                       6.740            824.95
    SEVERN           MD   21144          1            07/30/03         23
    0436434781                           05           09/01/03          0
    734226                               O            08/01/33
    0
1




    8596088          588/G01             F          111,200.00         ZZ
                                         360        111,200.00          1
                                       7.875            806.28        103
                                       7.625            806.28
    LANSDOWNE        PA   19050          1            08/12/03         23
    0436439566                           07           10/01/03          0
    1099784                              O            09/01/33
    0


    8596128          Q78/G01             F          174,000.00         ZZ
                                         360        173,870.86          1
                                       7.500          1,216.64        100
                                       7.250          1,216.64
    MESA             AZ   85208          1            07/28/03         23
    0436434765                           05           09/01/03          0
    733393                               O            08/01/33
    0


    8596130          588/G01             F          168,300.00         ZZ
                                         360        168,300.00          1
                                       7.000          1,119.70        102
                                       6.750          1,119.70
    LEESBURG         VA   20176          1            08/08/03         23
    0436439863                           01           10/01/03          0
    1102634                              O            09/01/33
    0


    8596138          Q78/G01             F           56,830.00         ZZ
                                         360         56,830.00          1
                                       8.875            452.17        103
                                       8.625            452.17
    INDEPENDENCE     MO   64052          1            08/12/03         23
    0436434807                           05           10/01/03          0
    734420                               O            09/01/33
    0


    8596148          W40/G01             F          167,000.00         ZZ
                                         360        167,000.00          1
                                       8.125          1,239.97        103
                                       7.875          1,239.97
    MESA             AZ   85210          5            08/11/03         23
    0436422620                           05           10/01/03          0
    1000026943                           O            09/01/33
    0
1




    8596166          F34/G01             F          285,600.00         ZZ
                                         360        285,600.00          1
                                       6.125          1,735.34        105
                                       5.875          1,735.34
    FREDERICKSBURG   VA   22406          1            08/18/03         23
    0436440986                           03           10/01/03          0
    13305035                             O            09/01/33
    0


    8596250          U85/G01             F          298,530.00         ZZ
                                         360        298,530.00          1
                                       7.500          2,087.37        107
                                       7.250          2,087.37
    DEPERE           WI   54115          5            08/15/03         23
    0436437289                           05           10/01/03          0
    TQS413                               O            09/01/33
    0


    8596334          U05/G01             F           50,250.00         ZZ
                                         360         50,250.00          1
                                       7.375            347.06         95
                                       7.125            347.06
    PENSACOLA        FL   32526          1            08/13/03         23
    0436435507                           05           10/01/03          0
    3000298929                           N            09/01/33
    0


    8597168          F34/G01             F          492,000.00         ZZ
                                         360        492,000.00          1
                                       6.125          2,989.44        104
                                       5.875          2,989.44
    ALEXANDRIA       VA   22315          1            08/15/03         23
    0436464911                           09           10/01/03          0
    10307059                             O            09/01/33
    0


    8597250          E22/G01             F           43,900.00         ZZ
                                         360         43,900.00          1
                                       7.375            303.21        100
                                       7.125            303.21
    BLOOMINGTON      IN   47401          1            08/20/03         23
    0417539392                           01           10/01/03          0
    0417539392                           O            09/01/33
    0
1




    8597314          E22/G01             F          136,900.00         ZZ
                                         360        136,900.00          1
                                       6.625            876.59        107
                                       6.375            876.59
    PENSACOLA        FL   32503          2            08/15/03         23
    0417677804                           05           10/01/03          0
    0417677804                           O            09/01/33
    0


    8597390          E22/G01             F           92,700.00         ZZ
                                         360         92,700.00          1
                                       8.500            712.78        102
                                       8.250            712.78
    PINSON           AL   35126          5            08/15/03         23
    0417765716                           05           10/01/03          0
    0417765716                           O            09/01/33
    0


    8597402          E22/G01             F          149,350.00         ZZ
                                         360        149,350.00          1
                                       7.375          1,031.52        103
                                       7.125          1,031.52
    BURNEY           CA   96013          1            08/12/03         23
    0417769098                           05           10/01/03          0
    0417769098                           O            09/01/33
    0


    8597436          E22/G01             F           67,980.00         ZZ
                                         360         67,980.00          1
                                       8.500            522.71        103
                                       8.250            522.71
    COLUMBIA         SC   29203          1            08/20/03         23
    0417787157                           05           10/01/03          0
    0417787157                           O            09/01/33
    0


    8597446          E22/G01             F          139,000.00         ZZ
                                         360        139,000.00          1
                                       6.625            890.03        106
                                       6.375            890.03
    OGDEN            UT   84403          5            08/14/03         23
    0417791464                           05           10/01/03          0
    0417791464                           O            09/01/33
    0
1




    8597494          E22/G01             F          112,350.00         ZZ
                                         360        112,350.00          1
                                       6.250            691.76        107
                                       6.000            691.76
    QUAKERTOWN       PA   18960          1            08/20/03         23
    0417831229                           07           10/01/03          0
    0417831229                           O            09/01/33
    0


    8597546          E22/G01             F          122,570.00         ZZ
                                         360        122,570.00          1
                                       7.875            888.72        103
                                       7.625            888.72
    HILLIARD         OH   43026          5            08/15/03         23
    0417884558                           05           10/01/03          0
    0417884558                           O            09/01/33
    0


    8597570          E22/G01             F          158,620.00         ZZ
                                         360        158,620.00          1
                                       6.750          1,028.81        103
                                       6.500          1,028.81
    PLANO            TX   75025          1            08/20/03         23
    0417911062                           05           10/01/03          0
    0417911062                           O            09/01/33
    0


    8597614          E22/G01             F          232,500.00         ZZ
                                         360        232,500.00          1
                                       7.375          1,605.82        100
                                       7.125          1,605.82
    OMAHA            NE   68135          1            08/20/03         23
    0417915626                           05           10/01/03          0
    0417915626                           O            09/01/33
    0


    8597638          E22/G01             F           80,750.00         ZZ
                                         360         80,750.00          2
                                       7.125            544.03         95
                                       6.875            544.03
    BATTLE CREEK     MI   49015          1            08/20/03         23
    0417941820                           05           10/01/03          0
    0417941820                           N            09/01/33
    0
1




    8597650          U85/G01             F           41,200.00         ZZ
                                         360         41,200.00          1
                                       9.375            342.68        103
                                       9.125            342.68
    VICTOR           IA   52347          1            08/13/03         23
    0436443618                           05           10/01/03          0
    TQSHADSELL                           O            09/01/33
    0


    8597678          E22/G01             F          159,650.00         ZZ
                                         360        159,650.00          1
                                       7.750          1,143.75        103
                                       7.500          1,143.75
    TAMPA            FL   33647          5            08/15/03         23
    0417424249                           03           10/01/03          0
    0417424249                           O            09/01/33
    0


    8597696          E22/G01             F          200,718.00         ZZ
                                         360        200,718.00          1
                                       6.375          1,252.22        107
                                       6.125          1,252.22
    VACAVILLE        CA   95687          1            08/12/03         23
    0417949591                           01           10/01/03          0
    0417949591                           O            09/01/33
    0


    8597728          E22/G01             F          139,050.00         ZZ
                                         360        139,050.00          1
                                       7.500            972.26        103
                                       7.250            972.26
    GLENDALE         AZ   85306          1            08/12/03         23
    0417968765                           05           10/01/03          0
    0417968765                           O            09/01/33
    0


    8597732          E22/G01             F          108,500.00         ZZ
                                         360        108,500.00          1
                                       6.375            676.90        103
                                       6.125            676.90
    COVINGTON        LA   70433          5            08/15/03         23
    0417969326                           05           10/01/03          0
    0417969326                           O            09/01/33
    0
1




    8597798          E22/G01             F          151,900.00         ZZ
                                         360        151,900.00          1
                                       7.875          1,101.38        100
                                       7.625          1,101.38
    CHICAGO          IL   60644          1            08/20/03         23
    0417998887                           05           10/01/03          0
    0417998887                           O            09/01/33
    0


    8597864          E22/G01             F          411,900.00         ZZ
                                         360        411,900.00          1
                                       6.875          2,705.89        103
                                       6.625          2,705.89
    LIVERMORE        CA   94551          1            08/08/03         23
    0418039202                           05           10/01/03          0
    0418039202                           O            09/01/33
    0


    8597882          U85/G01             F          106,500.00         ZZ
                                         360        106,500.00          1
                                       8.000            781.46        100
                                       7.750            781.46
    BETTENDORF       IA   52722          1            08/19/03         23
    0436437032                           05           10/01/03          0
    TQSMITAL                             O            09/01/33
    0


    8597894          E22/G01             F          102,897.00         ZZ
                                         360        102,897.00          1
                                       8.000            755.02        103
                                       7.750            755.02
    PHOENIX          AZ   85023          1            08/14/03         23
    0418069811                           05           10/01/03          0
    0418069811                           O            09/01/33
    0


    8597908          E22/G01             F          270,000.00         ZZ
                                         360        270,000.00          1
                                       6.875          1,773.71        100
                                       6.625          1,773.71
    FOLSOM           CA   95630          1            08/07/03         23
    0418082335                           05           10/01/03          0
    0418082335                           O            09/01/33
    0
1




    8597920          E22/G01             F           70,300.00         ZZ
                                         360         70,300.00          1
                                       7.375            485.54         95
                                       7.125            485.54
    MELBOURNE        FL   32935          1            08/08/03         23
    0418089868                           05           10/01/03          0
    0418089868                           N            09/01/33
    0


    8597966          E22/G01             F          130,500.00         ZZ
                                         360        130,500.00          1
                                       6.750            846.42        107
                                       6.500            846.42
    WALKER           LA   70726          5            08/15/03         23
    0418099792                           05           10/01/03          0
    0418099792                           O            09/01/33
    0


    8597974          E22/G01             F          122,900.00         ZZ
                                         360        122,900.00          1
                                       7.000            817.66        100
                                       6.750            817.66
    BOTHELL          WA   98011          1            08/14/03         23
    0418105201                           01           10/01/03          0
    0418105201                           O            09/01/33
    0


    8597980          E22/G01             F          201,400.00         ZZ
                                         360        201,400.00          1
                                       7.250          1,373.90         95
                                       7.000          1,373.90
    CHICAGO          IL   60630          1            08/20/03         23
    0418107751                           05           10/01/03          0
    0418107751                           N            09/01/33
    0


    8597990          E22/G01             F          186,400.00         ZZ
                                         360        186,400.00          1
                                       6.625          1,193.54        105
                                       6.375          1,193.54
    FORT WORTH       TX   76018          1            08/20/03         23
    0418117586                           07           10/01/03          0
    0418117586                           O            09/01/33
    0
1




    8598006          E22/G01             F          250,800.00         ZZ
                                         360        250,800.00          1
                                       8.000          1,840.28         95
                                       7.750          1,840.28
    SAINT PAUL       MN   55116          1            08/20/03         23
    0418139663                           05           10/01/03          0
    0418139663                           O            09/01/33
    0


    8598044          E22/G01             F          269,860.00         ZZ
                                         360        269,860.00          1
                                       7.375          1,863.86        100
                                       7.125          1,863.86
    CHICAGO          IL   60641          1            08/20/03         23
    0418188520                           05           10/01/03          0
    0418188520                           O            09/01/33
    0


    8598254          U35/G01             F           93,300.00         ZZ
                                         360         93,300.00          1
                                       8.250            700.93        100
                                       8.000            700.93
    SHEBOYGAN        WI   53081          1            08/15/03         23
    0436428767                           05           10/01/03          0
    12891625                             O            09/01/33
    0


    8598296          G33/G01             F          220,000.00         ZZ
                                         360        219,801.12          1
                                       6.500          1,390.55        100
                                       6.250          1,390.55
    MCALLEN          TX   78504          1            07/23/03         23
    0436445092                           05           09/01/03          0
    363088                               O            08/01/33
    0


    8598298          G33/G01             F           75,000.00         ZZ
                                         360         74,953.39          1
                                       8.375            570.05        100
                                       8.125            570.05
    TULSA            OK   74112          1            07/31/03         23
    0436447312                           05           09/01/03          0
    368466                               O            08/01/33
    0
1




    8598302          G33/G01             F          253,000.00         ZZ
                                         360        252,812.24          1
                                       7.500          1,769.01        100
                                       7.250          1,769.01
    DALLAS           TX   75229          1            08/04/03         23
    0436445050                           05           09/01/03          0
    374513                               O            08/01/33
    0


    8598304          G33/G01             F          165,000.00         ZZ
                                         360        164,843.45          1
                                       6.250          1,015.93        100
                                       6.000          1,015.93
    LEXINGTON        KY   40515          1            07/31/03         23
    0436447403                           05           09/01/03          0
    378020                               O            08/01/33
    0


    8598306          G33/G01             F          106,400.00         ZZ
                                         360        106,314.91          1
                                       7.125            716.84         95
                                       6.875            716.84
    LOUISVILLE       KY   40245          1            08/01/03         23
    0436446132                           05           09/01/03          0
    378268                               N            08/01/33
    0


    8598310          G33/G01             F          149,900.00         ZZ
                                         360        149,900.00          1
                                       6.875            984.74        100
                                       6.625            984.74
    EVERETT          WA   98208          1            08/05/03         23
    0436444996                           05           10/01/03          0
    388302                               O            09/01/33
    0


    8598312          G33/G01             F          175,149.00         ZZ
                                         360        175,025.38          1
                                       7.750          1,254.79        100
                                       7.500          1,254.79
    KATY             TX   77449          1            07/31/03         23
    0436445811                           05           09/01/03          0
    391451                               O            08/01/33
    0
1




    8598314          G33/G01             F           94,000.00         ZZ
                                         360         93,930.24          1
                                       7.500            657.26        100
                                       7.250            657.26
    NASHVILLE        TN   37211          2            07/25/03         23
    0436445100                           05           09/01/03          0
    395524                               O            08/01/33
    0


    8598378          588/G01             F          349,000.00         ZZ
                                         360        349,000.00          1
                                       6.750          2,263.61        107
                                       6.500          2,263.61
    LIVINGSTON       NJ   07039          1            08/14/03         23
    0436440507                           05           10/01/03          0
    1101021                              O            09/01/33
    0


    8598524          E57/G01             F          190,000.00         ZZ
                                         360        190,000.00          1
                                       7.000          1,264.07        100
                                       6.750          1,264.07
    STOCKTON         CA   95203          1            08/11/03         23
    0436472930                           05           10/01/03          0
    17302778                             O            09/01/33
    0


    8598600          R80/G01             F           90,250.00         ZZ
                                         360         90,250.00          1
                                       6.875            592.88         95
                                       6.625            592.88
    MESA             AZ   85205          1            08/12/03         23
    0436437883                           09           10/01/03          0
    31762                                N            09/01/33
    0


    8598670          588/G01             F           98,400.00         ZZ
                                         360         98,400.00          1
                                       6.250            605.87        107
                                       6.000            605.87
    KINGSTON         NY   12401          1            08/06/03         23
    0436482558                           05           10/01/03          0
    1099433                              O            09/01/33
    0
1




    8598694          U35/G01             F           49,900.00         ZZ
                                         360         49,900.00          1
                                       8.750            392.56        100
                                       8.500            392.56
    TOULON           IL   61483          1            08/15/03         23
    0436474589                           05           10/01/03          0
    12881063                             O            09/01/33
    0


    8598846          R65/G01             F          130,000.00         ZZ
                                         180        130,000.00          1
                                       7.125          1,177.58        107
                                       6.875          1,177.58
    ORANGEBURG       SC   29118          2            08/12/03         23
    0436436851                           05           10/01/03          0
    0000001808                           O            09/01/18
    0


    8598952          R65/G01             F           72,225.00         ZZ
                                         360         72,225.00          1
                                       6.875            474.47        107
                                       6.625            474.47
    MARBLEHEAD       OH   43440          1            08/13/03         23
    0436432611                           05           10/01/03          0
    0000001810                           O            09/01/33
    0


    8599228          P27/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       6.875          2,627.72        106
                                       6.625          2,627.72
    TORRANCE         CA   90502          5            08/13/03         23
    0436443865                           05           10/01/03          0
    IA71610                              O            09/01/33
    0


    8599294          Y50/G01             F          168,400.00         ZZ
                                         360        168,400.00          1
                                       6.500          1,064.40        103
                                       6.250          1,064.40
    TEMPE            AZ   85282          1            08/06/03         23
    0436470041                           05           10/01/03          0
    22033181                             O            09/01/33
    0
1




    8599310          K15/G01             F          225,200.00         ZZ
                                         360        225,200.00          1
                                       8.375          1,711.68        103
                                       8.125          1,711.68
    MIDDLETOWN       OH   45044          5            08/08/03         23
    0436431746                           05           10/01/03          0
    027805510805                         O            09/01/33
    0


    8599316          U35/G01             F          120,900.00         ZZ
                                         360        120,900.00          1
                                       7.000            804.35        107
                                       6.750            804.35
    SHEBOYGAN        WI   53081          1            08/15/03         23
    0436474407                           05           10/01/03          0
    12864794                             O            09/01/33
    0


    8599318          808/G01             F          129,200.00         ZZ
                                         360        129,200.00          1
                                       6.875            848.76         95
                                       6.625            848.76
    HANFORD          CA   93230          1            08/08/03         23
    0436440820                           05           10/01/03          0
    9433374                              N            09/01/33
    0


    8599382          T29/G01             F          208,200.00         ZZ
                                         360        208,200.00          1
                                       6.875          1,367.73        107
                                       6.625          1,367.73
    STANWOOD         WA   98292          5            08/06/03         23
    0436430334                           05           10/01/03          0
    1588365                              O            09/01/33
    0


    8599390          K15/G01             F          212,100.00         ZZ
                                         360        211,950.30          1
                                       7.750          1,519.51        103
                                       7.500          1,519.51
    RENTON           WA   98055          5            07/25/03         23
    0436433197                           03           09/01/03          0
    021005510911                         O            08/01/33
    0
1




    8599404          W53/G01             F          106,400.00         ZZ
                                         360        106,316.99          1
                                       7.250            725.84         95
                                       7.000            725.84
    DULUTH           GA   30096          1            07/25/03         23
    0436448351                           02           09/01/03          0
    1310002765                           N            08/01/33
    0


    8599450          U35/G01             F          150,870.00         ZZ
                                         360        150,870.00          1
                                       7.250          1,029.20        107
                                       7.000          1,029.20
    KINGSPORT        TN   37663          5            08/07/03         23
    0436435879                           05           10/01/03          0
    12816055                             O            09/01/33
    0


    8599466          R80/G01             F           93,550.00         ZZ
                                         360         93,550.00          1
                                       6.875            614.56         95
                                       6.625            614.56
    MESA             AZ   85205          1            08/11/03         23
    0436435838                           09           10/01/03          0
    31761                                N            09/01/33
    0


    8599512          Q14/G01             F          164,800.00         ZZ
                                         360        164,686.59          1
                                       7.875          1,194.91        103
                                       7.625          1,194.91
    SWISHER          IA   52338          5            07/31/03         23
    0436426167                           05           09/01/03          0
    00003-11783                          O            08/01/33
    0


    8599546          N46/G01             F          221,000.00         ZZ
                                         360        221,000.00          1
                                       6.625          1,415.09        103
                                       6.375          1,415.09
    ROCK HILL        SC   29732          1            08/19/03         23
    0436489991                           05           10/01/03          0
    0755801                              O            09/01/33
    0
1




    8599554          Q64/G01             F          120,650.00         ZZ
                                         360        120,650.00          1
                                       8.000            885.29         95
                                       7.750            885.29
    HOUSTON          TX   77007          1            08/11/03         23
    0436454128                           05           10/01/03          0
    2117100538                           O            09/01/33
    0


    8602132          E22/G01             F           58,700.00         ZZ
                                         360         58,700.00          1
                                       6.375            366.21        107
                                       6.125            366.21
    LOUISVILLE       KY   40272          1            08/21/03         23
    0417798444                           05           10/01/03          0
    0417798444                           O            09/01/33
    0


    8602172          E22/G01             F          242,050.00         ZZ
                                         360        242,050.00          1
                                       7.000          1,610.36        103
                                       6.750          1,610.36
    PORTLAND         OR   97202          5            08/09/03         23
    0417809407                           05           10/01/03          0
    0417809407                           O            09/01/33
    0


    8602194          E22/G01             F          136,475.00         ZZ
                                         360        136,475.00          1
                                       7.500            954.25        103
                                       7.250            954.25
    KALISPELL        MT   59901          1            08/21/03         23
    0417887940                           05           10/01/03          0
    0417887940                           O            09/01/33
    0


    8602214          E22/G01             F          143,740.00         ZZ
                                         360        143,740.00          1
                                       6.625            920.38        104
                                       6.375            920.38
    CONWAY           AR   72034          1            08/21/03         23
    0418056016                           05           10/01/03          0
    0418056016                           O            09/01/33
    0
1




    8602216          E22/G01             F          231,750.00         ZZ
                                         360        231,750.00          1
                                       6.875          1,522.43        103
                                       6.625          1,522.43
    SEVEN MILE       OH   45062          1            08/21/03         23
    0418058822                           05           10/01/03          0
    0418058822                           O            09/01/33
    0


    8602232          E22/G01             F           99,750.00         ZZ
                                         360         99,750.00          1
                                       7.500            697.47         95
                                       7.250            697.47
    OVERLAND PARK    KS   66204          1            08/21/03         23
    0418089009                           05           10/01/03          0
    0418089009                           N            09/01/33
    0


    8602240          E22/G01             F           97,000.00         ZZ
                                         360         97,000.00          1
                                       6.250            597.25        105
                                       6.000            597.25
    EAST WENATCHEE   WA   98802          1            08/21/03         23
    0417904596                           05           10/01/03          0
    0417904596                           O            09/01/33
    0


    8602282          E22/G01             F          256,265.00         ZZ
                                         360        256,265.00          1
                                       6.625          1,640.89        107
                                       6.375          1,640.89
    ARVADA           CO   80004          1            08/21/03         23
    0417977949                           05           10/01/03          0
    0417977949                           O            09/01/33
    0


    8602290          E22/G01             F          116,000.00         ZZ
                                         360        116,000.00          1
                                       6.625            742.76        105
                                       6.375            742.76
    PERRY            MI   48872          1            08/21/03         23
    0418153565                           05           10/01/03          0
    0418153565                           O            09/01/33
    0
1




    8602320          E22/G01             F          203,300.00         ZZ
                                         360        203,300.00          2
                                       7.125          1,369.67         95
                                       6.875          1,369.67
    HATBORO          PA   19040          1            08/21/03         23
    0418184073                           05           10/01/03          0
    0418184073                           N            09/01/33
    0


    8602334          E22/G01             F          150,000.00         ZZ
                                         360        150,000.00          1
                                       7.375          1,036.01        100
                                       7.125          1,036.01
    LOS ANGELES      CA   90003          1            08/12/03         23
    0418199576                           05           10/01/03          0
    0418199576                           O            09/01/33
    0


    8602336          E22/G01             F          110,000.00         ZZ
                                         360        110,000.00          1
                                       7.125            741.09        103
                                       6.875            741.09
    TAWAS CITY       MI   48763          1            08/22/03         23
    0418202560                           05           10/01/03          0
    0418202560                           O            09/01/33
    0


    8602340          E22/G01             F          193,600.00         T
                                         360        193,600.00          1
                                       7.375          1,337.15        103
                                       7.125          1,337.15
    SANTA CLARA      UT   84765          1            08/13/03         23
    0418210621                           05           10/01/03          0
    0418210621                           O            09/01/33
    0


    8602362          E22/G01             F          229,075.00         ZZ
                                         360        229,075.00          1
                                       7.875          1,660.95        100
                                       7.625          1,660.95
    WITTMANN         AZ   85361          1            08/18/03         23
    0418243184                           05           10/01/03          0
    0418243184                           O            09/01/33
    0
1




    8602418          E22/G01             F          100,940.00         ZZ
                                         360        100,940.00          1
                                       7.750            723.15        103
                                       7.500            723.15
    TULSA            OK   74133          1            08/21/03         23
    0418025276                           03           10/01/03          0
    0418025276                           O            09/01/33
    0


    8602430          E22/G01             F          154,480.00         ZZ
                                         360        154,480.00          1
                                       6.875          1,014.82        106
                                       6.625          1,014.82
    PHOENIX          AZ   85029          2            08/13/03         23
    0418039509                           05           10/01/03          0
    0418039509                           O            09/01/33
    0


    8602440          E22/G01             F          127,720.00         ZZ
                                         360        127,720.00          1
                                       7.250            871.28        103
                                       7.000            871.28
    SPARKS           NV   89431          1            08/14/03         23
    0418282935                           05           10/01/03          0
    0418282935                           O            09/01/33
    0


    8602466          E22/G01             F          195,700.00         ZZ
                                         360        195,700.00          1
                                       8.250          1,470.23        103
                                       8.000          1,470.23
    FAIRBANKS        AK   99709          1            08/15/03         23
    0417667755                           05           10/01/03          0
    0417667755                           O            09/01/33
    0


    8602478          E22/G01             F          143,854.00         ZZ
                                         360        143,854.00          1
                                       7.750          1,030.59        103
                                       7.500          1,030.59
    WINCHESTER       VA   22602          1            08/21/03         23
    0417733557                           05           10/01/03          0
    0417733557                           O            09/01/33
    0
1




    8602494          E22/G01             F          288,000.00         ZZ
                                         360        288,000.00          1
                                       6.875          1,891.95        100
                                       6.625          1,891.95
    ELK GROVE        CA   95624          1            08/18/03         23
    0418095287                           05           10/01/03          0
    0418095287                           O            09/01/33
    0


    8602520          E22/G01             F          190,550.00         ZZ
                                         360        190,550.00          1
                                       8.125          1,414.83        103
                                       7.875          1,414.83
    SACRAMENTO       CA   95823          5            08/01/03         23
    0418118188                           05           10/01/03          0
    0418118188                           O            09/01/33
    0


    8602768          Y10/G01             F          164,000.00         ZZ
                                         360        164,000.00          1
                                       7.375          1,132.71        103
                                       7.125          1,132.71
    BAKERSFIELD      CA   93312          1            08/14/03         23
    0436441794                           05           10/01/03          0
    1876150                              O            09/01/33
    0


    8602846          Y10/G01             F          171,200.00         ZZ
                                         360        171,056.17          1
                                       6.875          1,124.66        107
                                       6.625          1,124.66
    BOWIE            MD   20716          1            07/25/03         23
    0436428874                           03           09/01/03          0
    1873538                              O            08/01/33
    0


    8602854          F34/G01             F          128,250.00         ZZ
                                         360        128,250.00          1
                                       7.125            864.04         95
                                       6.875            864.04
    CEDAR PARK       TX   78613          1            08/07/03         14
    0436446298                           05           10/01/03         30
    49307004                             N            09/01/33
    0
1




    8602886          X83/G01             F           88,557.00         ZZ
                                         360         88,484.26          1
                                       6.990            588.58        105
                                       6.740            588.58
    TERRE HAUTE      IN   47805          1            08/21/03         23
    0436432132                           05           09/21/03          0
    8206342                              O            08/21/33
    0


    8602890          K15/G01             F          281,400.00         ZZ
                                         360        281,180.49          1
                                       7.250          1,919.64        107
                                       7.000          1,919.64
    CLOVIS           CA   93611          1            07/17/03         23
    0436431969                           05           09/01/03          0
    044500122092                         O            08/01/33
    0


    8602896          K15/G01             F          164,300.00         ZZ
                                         360        164,205.47          1
                                       8.750          1,292.55         99
                                       8.500          1,292.55
    FRIENDSWOOD      TX   77546          1            07/24/03         23
    0436431951                           05           09/01/03          0
    006005509600                         O            08/01/33
    0


    8602976          K60/G01             F          144,200.00         ZZ
                                         360        144,200.00          1
                                       7.625          1,020.64        103
                                       7.375          1,020.64
    KINGSPORT        TN   37663          1            08/08/03         23
    0436433429                           05           10/01/03          0
    0001062893                           O            09/01/33
    0


    8603000          U35/G01             F          136,750.00         ZZ
                                         360        136,750.00          1
                                       6.625            875.63        106
                                       6.375            875.63
    FOWLER           CA   93625          5            08/12/03         23
    0436478291                           05           10/01/03          0
    12865886                             O            09/01/33
    0
1




    8603002          X91/G01             F          136,950.00         ZZ
                                         360        136,950.00          1
                                       6.625            876.91        103
                                       6.375            876.91
    WAIPAHU          HI   96797          1            08/12/03         23
    0436435754                           01           10/01/03          0
    808326                               O            09/01/33
    0


    8603086          313/G01             F          169,900.00         ZZ
                                         360        169,742.63          1
                                       6.375          1,059.96        100
                                       6.125          1,059.96
    REDMOND          OR   97756          1            07/21/03         23
    0436434435                           05           09/01/03          0
    0009791781                           O            08/01/33
    0


    8603172          B44/G01             F           93,907.00         ZZ
                                         360         93,907.00          1
                                       7.125            632.67         99
                                       6.875            632.67
    NAMPA            ID   83686          2            08/12/03         23
    0436455968                           05           10/01/03          0
    4031674                              O            09/01/33
    0


    8603176          X91/G01             F          330,800.00         ZZ
                                         360        330,800.00          1
                                       6.125          2,009.98        107
                                       5.875          2,009.98
    KAPOLEI          HI   96707          1            08/12/03         23
    0436435770                           03           10/01/03          0
    808744                               O            09/01/33
    0


    8603292          U66/G01             F           40,900.00         ZZ
                                         360         40,900.00          1
                                       8.125            303.68         96
                                       7.875            303.68
    HOUSTON          TX   77036          1            08/13/03         23
    0436447940                           01           10/01/03          0
    784                                  O            09/01/33
    0
1




    8603414          H49/G01             F          115,950.00         ZZ
                                         360        115,950.00          2
                                       7.375            800.84        100
                                       7.125            800.84
    CHICAGO          IL   60617          1            08/07/03         23
    0436457956                           05           10/01/03          0
    381090                               O            09/01/33
    0


    8603492          J95/G01             F          172,000.00         ZZ
                                         360        172,000.00          1
                                       7.000          1,144.32        105
                                       6.750          1,144.32
    WONDER LAKE      IL   60097          5            08/06/03         23
    0436438394                           05           10/01/03          0
    44470201                             O            09/01/33
    0


    8603500          F64/G01             F          163,000.00         ZZ
                                         360        163,000.00          1
                                       7.250          1,111.95        106
                                       7.000          1,111.95
    PETERSBURG       VA   23803          1            08/19/03         23
    0436437834                           05           10/01/03          0
    6300001412                           O            09/01/33
    0


    8603512          R84/G01             F          212,900.00         ZZ
                                         360        212,900.00          1
                                       7.250          1,452.35        100
                                       7.000          1,452.35
    DUPONT           WA   98327          1            08/14/03         23
    0436428726                           03           10/01/03          0
    WA303463                             O            09/01/33
    0


    8603566          R84/G01             F          135,950.00         ZZ
                                         360        135,950.00          1
                                       8.125          1,009.42        100
                                       7.875          1,009.42
    TACOMA           WA   98409          1            08/12/03         23
    0436428791                           05           10/01/03          0
    WA307172                             O            09/01/33
    0
1




    8603948          A06/G01             F           66,950.00         ZZ
                                         360         66,950.00          1
                                       9.500            562.96        103
                                       9.250            562.96
    DETROIT          MI   48223          1            08/20/03         23
    0436439707                           05           10/01/03          0
    1500020317809                        O            09/01/33
    0


    8604012          F34/G01             F          113,300.00         ZZ
                                         360        113,300.00          1
                                       8.375            861.17        103
                                       8.125            861.17
    KANSAS CITY      MO   64134          5            08/16/03         23
    0436462733                           05           10/01/03          0
    S4AA1A2993                           O            09/01/33
    0


    8604028          Y50/G01             F          132,000.00         ZZ
                                         360        132,000.00          1
                                       6.875            867.15        100
                                       6.625            867.15
    PHOENIX          AZ   85037          1            08/08/03         23
    0436428775                           05           10/01/03          0
    21031977                             O            09/01/33
    0


    8604068          313/G01             F          394,000.00         ZZ
                                         360        394,000.00          2
                                       7.625          2,788.71        103
                                       7.375          2,788.71
    DALLAS           TX   75219          1            08/08/03         23
    0436489082                           05           10/01/03          0
    0009852799                           O            09/01/33
    0


    8604088          X83/G01             F          149,540.00         ZZ
                                         360        149,417.18          1
                                       6.990            993.89        107
                                       6.740            993.89
    CINCINNATI       OH   45215          5            08/19/03         23
    0436428718                           05           09/23/03          0
    8206334                              O            08/23/33
    0
1




    8604170          U05/G01             F          130,000.00         ZZ
                                         360        130,000.00          2
                                       7.375            897.88        100
                                       7.125            897.88
    MIAMI            FL   33127          1            08/12/03         10
    0436433049                           05           10/01/03         35
    3381725                              O            09/01/33
    0


    8604178          H76/G01             F          124,120.00         ZZ
                                         180        124,120.00          1
                                       6.875          1,106.97        107
                                       6.625          1,106.97
    NIAGARA FALLS    NY   14304          5            08/08/03         23
    0436444178                           05           10/01/03          0
    2003501509                           O            09/01/18
    0


    8604218          940/G01             F          251,777.00         ZZ
                                         360        251,777.00          1
                                       6.875          1,654.00         96
                                       6.625          1,654.00
    CHINO            CA   91710          1            08/08/03         23
    0436428668                           05           10/01/03          0
    40031222                             O            09/01/33
    0


    8604258          Q64/G01             F           86,650.00         ZZ
                                         360         86,650.00          2
                                       7.125            583.78        107
                                       6.875            583.78
    AKRON            OH   44314          1            08/15/03         23
    0436467575                           05           10/01/03          0
    2115101424                           O            09/01/33
    0


    8604380          H76/G01             F          162,740.00         ZZ
                                         360        162,740.00          1
                                       8.375          1,236.95        103
                                       8.125          1,236.95
    CAPITOL HEIGHTS  MD   20743          5            08/11/03         23
    0436444228                           09           10/01/03          0
    2003501892                           O            09/01/33
    0
1




    8604408          H76/G01             F          178,750.00         ZZ
                                         360        178,626.98          1
                                       7.875          1,296.07        101
                                       7.625          1,296.07
    FLORENCE         MA   01062          5            08/01/03         23
    0436444236                           05           09/01/03          0
    2003493969                           O            08/01/33
    0


    8604461          E22/G01             F          118,450.00         ZZ
                                         360        118,038.63          1
                                       6.750            768.26        103
                                       6.500            768.26
    LOUISVILLE       KY   40258          1            04/10/03         23
    0416583441                           05           06/01/03          0
    0416583441                           O            05/01/33
    0


    8604648          E22/G01             F          132,189.00         ZZ
                                         360        132,189.00          1
                                       8.250            993.09         96
                                       8.000            993.09
    COLORADO SPRING  CO   80910          5            08/18/03         23
    0418087128                           05           10/01/03          0
    0418087128                           O            09/01/33
    0


    8604650          E22/G01             F           85,700.00         ZZ
                                         360         85,700.00          1
                                       7.750            613.97         95
                                       7.500            613.97
    CALDWELL         ID   83605          1            08/07/03         23
    0418090767                           03           10/01/03          0
    0418090767                           N            09/01/33
    0


    8604666          E22/G01             F          124,700.00         ZZ
                                         360        124,700.00          1
                                       7.250            850.67         96
                                       7.000            850.67
    TAMPA            FL   33610          5            08/18/03         23
    0418002473                           03           10/01/03          0
    0418002473                           O            09/01/33
    0
1




    8604670          E22/G01             F           35,310.00         ZZ
                                         360         35,310.00          1
                                       7.250            240.88        107
                                       7.000            240.88
    CARLYLE          IL   62231          1            08/22/03         23
    0418009171                           05           10/01/03          0
    0418009171                           O            09/01/33
    0


    8604690          E22/G01             F          213,750.00         ZZ
                                         360        213,750.00          1
                                       7.375          1,476.32         95
                                       7.125          1,476.32
    PLANO            TX   75025          1            08/22/03         23
    0418018735                           07           10/01/03          0
    0418018735                           O            09/01/33
    0


    8604694          E22/G01             F           93,000.00         ZZ
                                         360         93,000.00          1
                                       6.500            587.82         98
                                       6.250            587.82
    DELTONA          FL   32738          2            08/18/03         23
    0418025458                           05           10/01/03          0
    0418025458                           O            09/01/33
    0


    8604728          E22/G01             F          216,600.00         ZZ
                                         360        216,600.00          1
                                       7.375          1,496.00         95
                                       7.125          1,496.00
    MESA             AZ   85215          1            08/14/03         23
    0418183471                           03           10/01/03          0
    0418183471                           N            09/01/33
    0


    8604744          E22/G01             F           95,025.00         ZZ
                                         360         95,025.00          1
                                       6.000            569.72         96
                                       5.750            569.72
    BRANDENBURG      KY   40108          2            08/18/03         23
    0417868502                           05           10/01/03          0
    0417868502                           O            09/01/33
    0
1




    8604776          E22/G01             F          205,000.00         ZZ
                                         360        205,000.00          1
                                       6.875          1,346.70        104
                                       6.625          1,346.70
    CORAL SPRINGS    FL   33071          1            08/22/03         23
    0418187183                           03           10/01/03          0
    0418187183                           O            09/01/33
    0


    8604778          E22/G01             F          246,170.00         ZZ
                                         360        246,170.00          1
                                       6.750          1,596.65        103
                                       6.500          1,596.65
    SPARKS           NV   89436          1            08/18/03         23
    0418190757                           03           10/01/03          0
    0418190757                           O            09/01/33
    0


    8604784          E22/G01             F          123,900.00         ZZ
                                         360        123,900.00          1
                                       6.625            793.35        100
                                       6.375            793.35
    PLEASANT GROVE   AL   35127          1            08/22/03         23
    0418196333                           05           10/01/03          0
    0418196333                           O            09/01/33
    0


    8604786          E22/G01             F          265,000.00         ZZ
                                         360        265,000.00          1
                                       7.125          1,785.35        100
                                       6.875          1,785.35
    RENTON           WA   98058          1            08/19/03         23
    0418199154                           05           10/01/03          0
    0418199154                           O            09/01/33
    0


    8604792          E22/G01             F          155,150.00         ZZ
                                         360        155,150.00          1
                                       7.125          1,045.27        107
                                       6.875          1,045.27
    GRAND BLANC      MI   48439          1            08/22/03         23
    0418200325                           05           10/01/03          0
    0418200325                           O            09/01/33
    0
1




    8604802          E22/G01             F          104,800.00         ZZ
                                         360        104,800.00          1
                                       7.500            732.78        107
                                       7.250            732.78
    PHOENIX          AZ   85016          1            08/18/03         23
    0418204962                           01           10/01/03          0
    0418204962                           O            09/01/33
    0


    8604818          E22/G01             F          162,000.00         ZZ
                                         360        162,000.00          1
                                       6.875          1,064.22        100
                                       6.625          1,064.22
    ROYAL OAK        MI   48067          1            08/22/03         23
    0418135414                           05           10/01/03          0
    0418135414                           O            09/01/33
    0


    8604846          E22/G01             F          285,650.00         ZZ
                                         360        285,650.00          1
                                       6.875          1,876.52        107
                                       6.625          1,876.52
    LYNNWOOD         WA   98036          5            08/15/03         23
    0418146767                           05           10/01/03          0
    0418146767                           O            09/01/33
    0


    8604862          E22/G01             F          135,000.00         ZZ
                                         360        135,000.00          1
                                       6.625            864.42        100
                                       6.375            864.42
    HOUSTON          TX   77018          1            08/22/03         23
    0418154159                           05           10/01/03          0
    0418154159                           O            09/01/33
    0


    8604920          E22/G01             F          118,750.00         ZZ
                                         360        118,750.00          2
                                       6.875            780.10         95
                                       6.625            780.10
    PORTAGE          MI   49002          1            08/22/03         23
    0417949898                           05           10/01/03          0
    0417949898                           N            09/01/33
    0
1




    8604940          E22/G01             F           72,100.00         ZZ
                                         360         72,100.00          1
                                       7.500            504.13        103
                                       7.250            504.13
    OMAHA            NE   68111          1            08/22/03         23
    0417978681                           05           10/01/03          0
    0417978681                           O            09/01/33
    0


    8605026          G27/G01             F          227,800.00         ZZ
                                         360        227,800.00          1
                                       6.750          1,477.51        105
                                       6.500          1,477.51
    FONTANA          CA   92337          1            08/01/03         23
    0436428676                           05           10/01/03          0
    24903038                             O            09/01/33
    0


    8605048          E22/G01             F          147,000.00         T
                                         360        147,000.00          1
                                       6.625            941.26        104
                                       6.375            941.26
    CARSON CITY      NV   89706          1            08/19/03         23
    0417607900                           05           10/01/03          0
    0417607900                           O            09/01/33
    0


    8605072          E22/G01             F          139,050.00         ZZ
                                         360        139,050.00          1
                                       7.375            960.38        103
                                       7.125            960.38
    GRANTS PASS      OR   97526          5            08/15/03         23
    0417716065                           05           10/01/03          0
    0417716065                           O            09/01/33
    0


    8605090          J95/G01             F          178,600.00         ZZ
                                         360        178,600.00          1
                                       7.125          1,203.26        103
                                       6.875          1,203.26
    PUYALLUP         WA   98373          5            08/05/03         23
    0436432850                           07           10/01/03          0
    0044557296                           O            09/01/33
    0
1




    8605098          E22/G01             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       8.500            768.91        100
                                       8.250            768.91
    FORT WAYNE       IN   46825          1            08/22/03         23
    0418107710                           05           10/01/03          0
    0418107710                           O            09/01/33
    0


    8605100          E22/G01             F          169,950.00         ZZ
                                         360        169,950.00          1
                                       7.500          1,188.32        103
                                       7.250          1,188.32
    NORTH LAS VEGAS  NV   89031          1            08/19/03         23
    0418108031                           05           10/01/03          0
    0418108031                           O            09/01/33
    0


    8605246          E22/G01             F           96,150.00         ZZ
                                         360         96,150.00          1
                                       7.000            639.69        105
                                       6.750            639.69
    DALLAS           TX   75228          1            08/22/03         23
    0417816212                           05           10/01/03          0
    0417816212                           O            09/01/33
    0


    8605290          E22/G01             F          159,000.00         ZZ
                                         360        159,000.00          1
                                       7.125          1,071.21        100
                                       6.875          1,071.21
    EUFAULA          AL   36027          1            08/21/03         23
    0418110490                           03           10/01/03          0
    0418110490                           O            09/01/33
    0


    8605308          X01/G01             F          133,900.00         ZZ
                                         360        133,900.00          1
                                       9.250          1,101.56        103
                                       9.000          1,101.56
    SUFFOLF          VA   23435          1            08/07/03         23
    0436428742                           09           10/01/03          0
    034297                               O            09/01/33
    0
1




    8605326          H76/G01             F           91,670.00         ZZ
                                         360         91,670.00          1
                                       7.500            640.97        103
                                       7.250            640.97
    SPRINGFIELD      IL   62702          5            08/07/03         23
    0436444525                           05           10/01/03          0
    2003502444                           O            09/01/33
    0


    8605334          H76/G01             F          293,550.00         ZZ
                                         360        293,550.00          1
                                       7.875          2,128.45        103
                                       7.625          2,128.45
    LIVONIA          MI   48152          5            08/18/03         23
    0436444806                           05           10/01/03          0
    2003502134                           O            09/01/33
    0


    8605340          G27/G01             F          548,000.00         ZZ
                                         360        548,000.00          1
                                       6.750          3,554.32        100
                                       6.500          3,554.32
    PASADENA         CA   91107          1            08/01/03         23
    0436444194                           05           10/01/03          0
    20703057                             O            09/01/33
    0


    8605406          Q14/G01             F          202,000.00         ZZ
                                         360        202,000.00          1
                                       7.375          1,395.16        100
                                       7.125          1,395.16
    OLATHE           KS   66062          1            08/14/03         23
    0436435564                           05           10/01/03          0
    00003-14939                          O            09/01/33
    0


    8605408          U05/G01             F           83,300.00         ZZ
                                         360         83,300.00          1
                                       7.875            603.98        103
                                       7.625            603.98
    ARLINGTON        TX   76018          1            08/15/03         23
    0436433619                           05           10/01/03          0
    3399467                              O            09/01/33
    0
1




    8605416          U05/G01             F          141,500.00         ZZ
                                         360        141,500.00          1
                                       7.500            989.39        100
                                       7.250            989.39
    PORTLAND         OR   97217          1            08/13/03         23
    0436435168                           05           10/01/03          0
    3409722                              O            09/01/33
    0


    8605420          J95/G01             F          237,540.00         ZZ
                                         360        237,540.00          1
                                       6.875          1,560.47        107
                                       6.625          1,560.47
    PAOLA            KS   66071          2            08/15/03         23
    0436431159                           05           10/01/03          0
    0044547222                           O            09/01/33
    0


    8605424          H76/G01             F          119,947.00         ZZ
                                         360        119,947.00          1
                                       7.500            838.69        107
                                       7.250            838.69
    MICHIGAN CITY    IN   46360          5            08/11/03         23
    0436438675                           05           10/01/03          0
    2003504818                           O            09/01/33
    0


    8605470          K15/G01             F          195,700.00         ZZ
                                         360        195,575.21          1
                                       8.250          1,470.23        103
                                       8.000          1,470.23
    EDGEWATER PARK   NJ   08010          2            07/26/03         00
    0436456180                           05           09/01/03          0
    030805517789                         O            08/01/33
    0


    8605486          H76/G01             F          197,010.00         ZZ
                                         360        196,863.78          1
                                       7.500          1,377.53         99
                                       7.250          1,377.53
    CHARLOTTE        NC   28277          5            07/31/03         23
    0436445407                           03           09/01/03          0
    2003502854                           O            08/01/33
    0
1




    8605492          Q14/G01             F          147,000.00         ZZ
                                         360        147,000.00          1
                                       6.875            965.69        100
                                       6.625            965.69
    GLENDALE         AZ   85308          1            08/11/03         23
    0436435572                           05           10/01/03          0
    00003-14823                          O            09/01/33
    0


    8605504          A06/G01             F          137,000.00         ZZ
                                         360        137,000.00          1
                                       8.125          1,017.23        100
                                       7.875          1,017.23
    GARDEN CITY      MI   48135          1            08/13/03         23
    0436435275                           05           10/01/03          0
    1                                    O            09/01/33
    0


    8605506          H76/G01             F          176,200.00         ZZ
                                         360        176,200.00          1
                                       7.875          1,277.58         99
                                       7.625          1,277.58
    FRONT ROYAL      VA   22630          5            08/09/03         23
    0436442834                           05           10/01/03          0
    2003504268                           O            09/01/33
    0


    8605536          J95/G01             F          175,100.00         ZZ
                                         360        175,100.00          1
                                       7.750          1,254.44        103
                                       7.500          1,254.44
    VANCOUVER        WA   98682          2            08/01/03         23
    0436432934                           05           10/01/03          0
    0044473015                           O            09/01/33
    0


    8605552          H76/G01             F          128,550.00         ZZ
                                         360        128,550.00          1
                                       8.125            954.49        103
                                       7.875            954.49
    GREENWOOD        IN   46142          5            08/08/03         23
    0436444269                           05           10/01/03          0
    2003502927                           O            09/01/33
    0
1




    8605586          H76/G01             F           67,980.00         ZZ
                                         360         67,980.00          1
                                       8.500            522.71        103
                                       8.250            522.71
    PEORIA           IL   61604          5            08/07/03         23
    0436442008                           05           10/01/03          0
    2003504288                           O            09/01/33
    0


    8605590          H76/G01             F          132,250.00         ZZ
                                         360        132,250.00          1
                                       7.375            913.42         96
                                       7.125            913.42
    GODFREY          IL   62035          5            08/08/03         23
    0436440341                           05           10/01/03          0
    2003501629                           O            09/01/33
    0


    8605606          K15/G01             F          211,100.00         ZZ
                                         360        211,100.00          1
                                       7.125          1,422.22        103
                                       6.875          1,422.22
    BORDENTOWN       NJ   08505          5            08/15/03         23
    0436439004                           05           10/01/03          0
    010805519356                         O            09/01/33
    0


    8605666          X83/G01             F           68,400.00         ZZ
                                         360         68,400.00          1
                                       6.990            454.61        107
                                       6.740            454.61
    JENISON          MI   49428          1            08/21/03         23
    0436428809                           01           09/21/03          0
    8400902                              O            08/21/33
    0


    8605704          F34/G01             F          163,700.00         ZZ
                                         360        163,700.00          1
                                       6.750          1,061.76        107
                                       6.500          1,061.76
    DISTRICT HEIGHT  MD   20747          1            08/15/03         23
    0436456693                           05           10/01/03          0
    71307046                             O            09/01/33
    0
1




    8605742          P29/G01             F          107,000.00         ZZ
                                         360        107,000.00          1
                                       7.500            748.16        107
                                       7.250            748.16
    EVANSDALE        IA   50707          2            08/20/03         23
    0436437214                           05           10/01/03          0
    12961039                             O            09/01/33
    0


    8605770          M45/G01             F          188,000.00         ZZ
                                         360        187,845.90          1
                                       7.000          1,250.77        100
                                       6.750          1,250.77
    GAITHERSBURG     MD   20879          1            07/31/03         23
    0436453229                           05           09/01/03          0
    A0525840                             O            08/01/33
    0


    8605808          A50/G01             F          118,450.00         ZZ
                                         360        118,450.00          1
                                       8.000            869.14        103
                                       7.750            869.14
    JASPER           AL   35503          1            08/15/03         23
    0436445357                           05           10/01/03          0
    1028208                              O            09/01/33
    0


    8605822          B39/G01             F          178,200.00         ZZ
                                         360        178,200.00          1
                                       7.990          1,306.33         99
                                       7.740          1,306.33
    COON RAPIDS      MN   55433          5            08/19/03         23
    0436486500                           05           10/01/03          0
    20033203F                            O            09/01/33
    0


    8605850          K15/G01             F           70,900.00         ZZ
                                         360         70,855.93          1
                                       8.375            538.89        103
                                       8.125            538.89
    KANSAS CITY      MO   64131          1            07/22/03         23
    0436457857                           05           09/01/03          0
    040100122414                         O            08/01/33
    0
1




    8606168          F61/G01             F          222,000.00         ZZ
                                         360        222,000.00          1
                                       7.625          1,571.30        100
                                       7.375          1,571.30
    SUMNER           WA   98390          1            08/15/03         23
    0436470579                           03           10/01/03          0
    032465B                              O            09/01/33
    0


    8606290          W08/G01             F          153,000.00         ZZ
                                         360        153,000.00          1
                                       7.000          1,017.91        100
                                       6.750          1,017.91
    MIAMI            FL   33193          1            08/25/03         23
    0436451165                           09           10/01/03          0
    0303767MG                            O            09/01/33
    0


    8606310          W49/G01             F           85,000.00         ZZ
                                         360         85,000.00          1
                                       7.250            579.85        104
                                       7.000            579.85
    RAYTOWN          MO   64133          1            08/25/03         23
    0436437297                           05           10/01/03          0
    2003056311                           O            09/01/33
    0


    8606326          U75/G01             F          159,650.00         ZZ
                                         360        159,445.08          1
                                       8.250          1,199.40        103
                                       8.000          1,199.40
    NORTHFIELD       OH   44067          2            06/25/03         23
    0436443204                           05           08/01/03          0
    005754                               O            07/01/33
    0


    8606332          W05/G01             F          120,500.00         ZZ
                                         360        120,500.00          1
                                       8.125            894.71        100
                                       7.875            894.71
    WEST VALLEY CIT  UT   84120          1            08/22/03         23
    0436455398                           05           10/01/03          0
    0000106427                           O            09/01/33
    0
1




    8606338          808/G01             F          238,000.00         ZZ
                                         360        238,000.00          1
                                       7.375          1,643.81        102
                                       7.125          1,643.81
    NORWALK          CA   90650          5            08/07/03         23
    0436467856                           05           10/01/03          0
    9332060                              O            09/01/33
    0


    8606342          W49/G01             F          108,400.00         ZZ
                                         180        108,400.00          1
                                       6.875            712.77        101
                                       6.625            712.77
    ROSEBUSH         MI   48878          5            08/20/03         23
    0436444947                           05           10/01/03          0
    2003053381                           O            09/01/18
    0


    8606406          K15/G01             F          100,100.00         ZZ
                                         360        100,100.00          1
                                       8.750            787.49         99
                                       8.500            787.49
    SPRING           TX   77373          1            08/15/03         00
    0436437685                           03           10/01/03          0
    006005511211                         O            09/01/33
    0


    8606422          G52/G01             F          173,040.00         ZZ
                                         360        173,040.00          1
                                       7.625          1,224.77        103
                                       7.375          1,224.77
    CHANDLER         AZ   85224          1            08/15/03         23
    0436462576                           05           10/01/03          0
    9900012662                           O            09/01/33
    0


    8606426          X67/G01             F          226,600.00         ZZ
                                         360        226,600.00          1
                                       7.625          1,603.86        103
                                       7.375          1,603.86
    RIVERSIDE        CA   92505          1            08/01/03         23
    0436454532                           05           10/01/03          0
    60287281                             O            09/01/33
    0
1




    8606430          J95/G01             F           65,500.00         ZZ
                                         360         65,500.00          1
                                       7.375            452.39        105
                                       7.125            452.39
    ROSCOMMON        MI   48653          1            08/14/03         23
    0436455760                           05           10/01/03          0
    0044883130                           O            09/01/33
    0


    8606434          J95/G01             F          165,300.00         ZZ
                                         360        165,300.00          1
                                       7.125          1,113.66         98
                                       6.875          1,113.66
    MARYSVILLE       WA   98270          2            08/08/03         23
    0436434815                           05           10/01/03          0
    0044171049                           O            09/01/33
    0


    8606544          X83/G01             F          113,890.00         ZZ
                                         360        113,798.92          1
                                       7.125            767.30        102
                                       6.875            767.30
    CINCINNATI       OH   45227          1            08/18/03         23
    0436465405                           05           09/18/03          0
    8206337                              O            08/18/33
    0


    8606546          U05/G01             F          280,250.00         ZZ
                                         360        280,250.00          1
                                       6.750          1,817.70         95
                                       6.500          1,817.70
    SEATTLE          WA   98117          1            08/04/03         23
    0436449292                           05           10/01/03          0
    3403578                              N            09/01/33
    0


    8606566          U42/G01             F           70,100.00         ZZ
                                         360         70,100.00          1
                                       7.375            484.16        106
                                       7.125            484.16
    FORT WORTH       TX   76134          1            08/19/03         23
    0436500227                           05           10/01/03          0
    24301327                             O            09/01/33
    0
1




    8606584          M27/G01             F          140,600.00         ZZ
                                         360        140,600.00          1
                                       7.125            947.25        106
                                       6.875            947.25
    HERMITAGE        TN   37076          1            08/13/03         23
    0436485775                           05           10/01/03          0
    BURKLINM                             O            09/01/33
    0


    8606586          X21/G01             F          284,000.00         ZZ
                                         360        284,000.00          1
                                       7.375          1,961.52        106
                                       7.125          1,961.52
    ANNAPOLIS        MD   21403          1            08/18/03         23
    0436469043                           01           10/01/03          0
    709779                               O            09/01/33
    0


    8606588          W40/G01             F          101,650.00         ZZ
                                         360        101,650.00          1
                                       7.875            737.03        107
                                       7.625            737.03
    SIERRA VISTA     AZ   85635          5            08/15/03         23
    0436430110                           05           10/01/03          0
    1000026870                           O            09/01/33
    0


    8606590          B43/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       6.375          2,495.48         96
                                       6.125          2,495.48
    COVINA           CA   91724          2            08/19/03         23
    0436460406                           05           10/01/03          0
    37240                                O            09/01/33
    0


    8606608          K15/G01             F          170,600.00         ZZ
                                         360        170,600.00          1
                                       7.625          1,207.50         93
                                       7.375          1,207.50
    OLMSTED TOWNSHI  OH   44138          5            08/13/03         23
    0436457824                           05           10/01/03          0
    28705511147                          O            09/01/33
    0
1




    8606610          624/G01             F          198,275.00         ZZ
                                         360        198,275.00          1
                                       6.875          1,302.53        103
                                       6.625          1,302.53
    HANFORD          CA   93230          1            07/31/03         23
    0436437958                           05           10/01/03          0
    1000041860                           O            09/01/33
    0


    8606614          W40/G01             F          197,950.00         ZZ
                                         360        197,950.00          1
                                       7.375          1,367.19        105
                                       7.125          1,367.19
    CHANDLER         AZ   85248          5            08/14/03         23
    0436430128                           03           10/01/03          0
    1000026969                           O            09/01/33
    0


    8606654          588/G01             F          164,100.00         ZZ
                                         360        164,100.00          1
                                       6.750          1,064.35        104
                                       6.500          1,064.35
    RESTON           VA   20191          1            08/15/03         23
    0436445381                           01           10/01/03          0
    1104183                              O            09/01/33
    0


    8606656          J40/G01             F          195,700.00         ZZ
                                         360        195,575.21          1
                                       8.250          1,470.23        103
                                       8.000          1,470.23
    SEMINOLE         FL   33772          1            08/04/03         23
    0436440119                           05           09/01/03          0
    1132963                              O            08/01/33
    0


    8606668          588/G01             F          278,250.00         ZZ
                                         360        278,250.00          1
                                       6.000          1,668.25        105
                                       5.750          1,668.25
    ASHBURN          VA   20147          1            08/15/03         23
    0436445290                           09           10/01/03          0
    1101054                              O            09/01/33
    0
1




    8606686          G52/G01             F          476,500.00         ZZ
                                         360        476,500.00          1
                                       7.000          3,170.17        103
                                       6.750          3,170.17
    SEDONA           AZ   86336          1            08/19/03         23
    0436465504                           03           10/01/03          0
    9805008543                           O            09/01/33
    0


    8606690          642/G01             F          239,000.00         ZZ
                                         360        239,000.00          1
                                       7.000          1,590.07        104
                                       6.750          1,590.07
    FRESNO           CA   93727          1            08/20/03         23
    0436484844                           05           10/01/03          0
    07246303                             O            09/01/33
    0


    8606728          642/G01             F          173,500.00         ZZ
                                         360        173,500.00          1
                                       7.750          1,242.98        100
                                       7.500          1,242.98
    ROCKY RIVER      OH   44116          2            08/13/03         23
    0436444293                           05           10/01/03          0
    07186703                             O            09/01/33
    0


    8606740          642/G01             F          164,900.00         ZZ
                                         360        164,900.00          1
                                       7.875          1,195.64        100
                                       7.625          1,195.64
    ROCHESTER HILLS  MI   48309          1            08/15/03         23
    0436453872                           05           10/01/03          0
    07189803                             O            09/01/33
    0


    8606770          588/G01             F          181,900.00         ZZ
                                         360        181,900.00          1
                                       6.625          1,164.73        107
                                       6.375          1,164.73
    TOWN OF ULSTER   NY   12401          1            08/13/03         23
    0436445134                           05           10/01/03          0
    1094076                              O            09/01/33
    0
1




    8606788          588/G01             F          175,400.00         ZZ
                                         360        175,400.00          1
                                       6.375          1,094.27        107
                                       6.125          1,094.27
    LAWRENCE TOWNSH  NJ   08648          1            08/15/03         23
    0436445043                           01           10/01/03          0
    1102735                              O            09/01/33
    0


    8607015          003/G01             F          265,000.00         ZZ
                                         360        264,052.63          1
                                       7.750          1,898.50        100
                                       7.500          1,898.50
    BOYNTON BEACH    FL   33437          1            03/26/03         23
    0436243851                           03           05/01/03          0
    0021954870                           O            04/01/33
    0


    8607178          E22/G01             F          161,780.00         ZZ
                                         360        161,780.00          1
                                       6.875          1,062.78        103
                                       6.625          1,062.78
    BASEHOR          KS   66007          1            08/25/03         23
    0418060893                           05           10/01/03          0
    0418060893                           O            09/01/33
    0


    8607188          E22/G01             F          235,800.00         ZZ
                                         360        235,800.00          1
                                       7.625          1,668.98         99
                                       7.375          1,668.98
    BATTLE GROUND    WA   98604          5            08/16/03         23
    0418073912                           05           10/01/03          0
    0418073912                           O            09/01/33
    0


    8607192          E22/G01             F          246,000.00         ZZ
                                         360        246,000.00          1
                                       8.625          1,913.36        100
                                       8.375          1,913.36
    ODESSA           FL   33556          1            08/25/03         23
    0418076055                           05           10/01/03          0
    0418076055                           O            09/01/33
    0
1




    8607196          E22/G01             F          210,000.00         ZZ
                                         360        210,000.00          1
                                       6.375          1,310.13        103
                                       6.125          1,310.13
    TIGARD           OR   97223          1            08/20/03         23
    0418079927                           05           10/01/03          0
    0418079927                           O            09/01/33
    0


    8607234          E22/G01             F          182,500.00         ZZ
                                         360        182,500.00          1
                                       6.750          1,183.69        102
                                       6.500          1,183.69
    KERMAN           CA   93630          1            08/18/03         23
    0418118550                           05           10/01/03          0
    0418118550                           O            09/01/33
    0


    8607262          E22/G01             F           86,520.00         ZZ
                                         360         86,520.00          1
                                       8.000            634.85        103
                                       7.750            634.85
    LAKE MILTON      OH   44429          1            08/25/03         23
    0418131421                           05           10/01/03          0
    0418131421                           O            09/01/33
    0


    8607324          E22/G01             F          224,700.00         ZZ
                                         360        224,700.00          1
                                       6.875          1,476.12        107
                                       6.625          1,476.12
    VALRICO          FL   33594          1            08/25/03         23
    0418162012                           03           10/01/03          0
    0418162012                           O            09/01/33
    0


    8607332          E22/G01             F          172,500.00         ZZ
                                         360        172,500.00          1
                                       6.750          1,118.83        102
                                       6.500          1,118.83
    COLUMBIA         SC   29229          2            08/20/03         23
    0418165833                           03           10/01/03          0
    0418165833                           O            09/01/33
    0
1




    8607350          E22/G01             F          166,500.00         ZZ
                                         360        166,500.00          1
                                       7.125          1,121.74        100
                                       6.875          1,121.74
    EUGENE           OR   97405          1            08/20/03         23
    0418287512                           05           10/01/03          0
    0418287512                           O            09/01/33
    0


    8607352          E22/G01             F          345,075.00         ZZ
                                         360        345,075.00          1
                                       7.250          2,354.02        107
                                       7.000          2,354.02
    SAN MATEO        CA   94403          1            08/19/03         23
    0418307476                           01           10/01/03          0
    0418307476                           O            09/01/33
    0


    8607354          E30/G01             F          192,000.00         ZZ
                                         360        192,000.00          1
                                       6.875          1,261.30        104
                                       6.625          1,261.30
    GLEN ALLEN       VA   23059          5            08/14/03         23
    0436476139                           05           10/01/03          0
    B033032563                           O            09/01/33
    0


    8607374          E22/G01             F          228,660.00         ZZ
                                         360        228,660.00          1
                                       7.875          1,657.94        102
                                       7.625          1,657.94
    CHANDLER         AZ   85248          1            08/20/03         23
    0418360244                           03           10/01/03          0
    0418360244                           O            09/01/33
    0


    8607384          E22/G01             F          247,100.00         ZZ
                                         360        247,100.00          1
                                       6.625          1,582.21        103
                                       6.375          1,582.21
    LEXINGTON        SC   29073          1            08/25/03         23
    0418180428                           05           10/01/03          0
    0418180428                           O            09/01/33
    0
1




    8607386          E22/G01             F          145,431.00         ZZ
                                         360        145,431.00          1
                                       6.625            931.21         99
                                       6.375            931.21
    LOGAN            UT   84321          1            08/14/03         23
    0418184925                           05           10/01/03          0
    0418184925                           O            09/01/33
    0


    8607420          624/G01             F          231,750.00         ZZ
                                         360        231,550.46          1
                                       6.750          1,503.13        103
                                       6.500          1,503.13
    VISALIA          CA   93292          5            08/15/03         23
    0436447841                           05           09/01/03          0
    1000040623                           O            08/01/33
    0


    8607426          E22/G01             F          136,950.00         ZZ
                                         360        136,950.00          1
                                       6.875            899.66        106
                                       6.625            899.66
    CYPRESS          TX   77429          1            08/25/03         23
    0418207742                           03           10/01/03          0
    0418207742                           O            09/01/33
    0


    8607432          E22/G01             F          198,955.00         ZZ
                                         360        198,955.00          1
                                       7.375          1,374.13        107
                                       7.125          1,374.13
    ARVADA           CO   80005          5            08/19/03         23
    0418210076                           05           10/01/03          0
    0418210076                           O            09/01/33
    0


    8607454          X31/G01             F          132,000.00         ZZ
                                         360        132,000.00          1
                                       7.125            889.31        100
                                       6.875            889.31
    SALEM            OR   97305          1            08/14/03         23
    0436441703                           05           10/01/03          0
    59001007                             O            09/01/33
    0
1




    8607480          E22/G01             F          123,200.00         ZZ
                                         360        123,200.00          1
                                       7.000            819.65        104
                                       6.750            819.65
    COCOA            FL   32926          2            08/20/03         23
    0418239034                           05           10/01/03          0
    0418239034                           O            09/01/33
    0


    8607528          E22/G01             F          321,000.00         ZZ
                                         360        321,000.00          1
                                       7.375          2,217.07        107
                                       7.125          2,217.07
    SAN JOSE         CA   95136          1            08/04/03         23
    0415835016                           01           10/01/03          0
    0415835016                           O            09/01/33
    0


    8607548          E22/G01             F          121,025.00         ZZ
                                         360        121,025.00          1
                                       8.375            919.88        103
                                       8.125            919.88
    BOISE            ID   83703          5            08/19/03         23
    0417236940                           05           10/01/03          0
    0417236940                           O            09/01/33
    0


    8607578          940/G01             F          194,200.00         ZZ
                                         360        194,200.00          1
                                       7.250          1,324.79        105
                                       7.000          1,324.79
    VICTORVILLE      CA   92392          1            08/15/03         23
    0436490874                           05           10/01/03          0
    40031244                             O            09/01/33
    0


    8607592          147/G01             F           92,700.00         ZZ
                                         360         92,642.38          1
                                       8.375            704.59        103
                                       8.125            704.59
    FORT LAUDERDALE  FL   33311          1            07/11/03         23
    0436437628                           01           09/01/03          0
    10561676                             O            08/01/33
    0
1




    8607606          E22/G01             F          137,500.00         ZZ
                                         360        137,500.00          1
                                       8.500          1,057.26        103
                                       8.250          1,057.26
    NORTH POLE       AK   99705          1            08/14/03         23
    0417661022                           05           10/01/03          0
    0417661022                           O            09/01/33
    0


    8607632          940/G01             F          271,000.00         ZZ
                                         360        271,000.00          1
                                       6.625          1,735.24        100
                                       6.375          1,735.24
    LA VERNE         CA   91750          1            08/12/03         23
    0436501407                           05           10/01/03          0
    24030163                             O            09/01/33
    0


    8607680          E22/G01             F          224,540.00         ZZ
                                         360        224,540.00          1
                                       7.375          1,550.84        103
                                       7.125          1,550.84
    VANCOUVER        WA   98684          5            08/01/03         23
    0417801024                           05           10/01/03          0
    0417801024                           O            09/01/33
    0


    8607688          E22/G01             F          225,000.00         ZZ
                                         360        225,000.00          2
                                       7.250          1,534.90        100
                                       7.000          1,534.90
    CHICAGO          IL   60639          1            08/25/03         23
    0417808771                           05           10/01/03          0
    0417808771                           O            09/01/33
    0


    8607830          P48/G01             F          283,200.00         ZZ
                                         360        283,200.00          1
                                       8.875          2,253.27        103
                                       8.625          2,253.27
    AURORA           CO   80013          5            08/19/03         23
    0436450613                           03           10/01/03          0
    12955625                             O            09/01/33
    0
1




    8607858          E22/G01             F           50,470.00         ZZ
                                         360         50,470.00          1
                                       8.500            388.07        103
                                       8.250            388.07
    BAYARD           NE   69334          5            08/19/03         23
    0417896800                           05           10/01/03          0
    0417896800                           O            09/01/33
    0


    8607872          E22/G01             F           31,350.00         ZZ
                                         360         31,350.00          1
                                       7.250            213.86         95
                                       7.000            213.86
    LANCASTER        SC   29720          1            08/25/03         23
    0417911419                           05           10/01/03          0
    0417911419                           N            09/01/33
    0


    8607874          P01/G01             F          126,342.00         ZZ
                                         360        126,342.00          1
                                       7.375            872.61        107
                                       7.125            872.61
    EAST GREENBUSH   NY   12061          1            08/19/03         23
    0436485809                           05           10/01/03          0
    03005194                             O            09/01/33
    0


    8607882          E22/G01             F           69,525.00         ZZ
                                         360         69,525.00          1
                                       7.375            480.19        103
                                       7.125            480.19
    SAINT LOUIS      MO   63137          1            08/25/03         23
    0417916517                           05           10/01/03          0
    0417916517                           O            09/01/33
    0


    8607922          T15/G01             F          145,150.00         ZZ
                                         360        145,150.00          1
                                       6.625            929.41        105
                                       6.375            929.41
    RICHMOND         VA   23231          1            08/15/03         23
    0436460042                           05           10/01/03          0
    93918                                O            09/01/33
    0
1




    8607926          E22/G01             F          112,000.00         ZZ
                                         360        112,000.00          1
                                       8.000            821.82        100
                                       7.750            821.82
    SPANISH FORT     AL   36527          5            08/20/03         23
    0417959590                           05           10/01/03          0
    0417959590                           O            09/01/33
    0


    8607932          E22/G01             F          160,500.00         ZZ
                                         360        160,500.00          1
                                       6.875          1,054.37        107
                                       6.625          1,054.37
    BUENA PARK       CA   90620          1            08/15/03         23
    0417963444                           05           10/01/03          0
    0417963444                           O            09/01/33
    0


    8608548          588/G01             F          165,000.00         ZZ
                                         360        165,000.00          1
                                       6.250          1,015.93        107
                                       6.000          1,015.93
    NEWARK           DE   19713          1            08/14/03         23
    0436438980                           05           10/01/03          0
    1102975                              O            09/01/33
    0


    8608558          E22/G01             F          112,270.00         ZZ
                                         360        112,270.00          1
                                       8.500            863.26        103
                                       8.250            863.26
    NASHUA           NH   03063          1            08/25/03         23
    0417980273                           01           10/01/03          0
    0417980273                           O            09/01/33
    0


    8608562          E22/G01             F           69,000.00         ZZ
                                         360         69,000.00          1
                                       6.750            447.53        104
                                       6.500            447.53
    ARDMORE          OK   73401          5            08/19/03         23
    0417986908                           05           10/01/03          0
    0417986908                           O            09/01/33
    0
1




    8608610          E22/G01             F           96,250.00         ZZ
                                         360         96,250.00          1
                                       6.500            608.37        104
                                       6.250            608.37
    TWIN FALLS       ID   83301          2            08/20/03         23
    0417993771                           05           10/01/03          0
    0417993771                           O            09/01/33
    0


    8608624          588/G01             F          166,850.00         ZZ
                                         360        166,850.00          1
                                       6.750          1,082.19        103
                                       6.500          1,082.19
    PHILADELPHIA     PA   19128          1            08/15/03         23
    0436453948                           05           10/01/03          0
    1092164                              O            09/01/33
    0


    8608628          E22/G01             F          164,800.00         ZZ
                                         360        164,800.00          1
                                       7.875          1,194.91        103
                                       7.625          1,194.91
    WARRIOR          AL   35180          5            08/20/03         23
    0418002705                           05           10/01/03          0
    0418002705                           O            09/01/33
    0


    8608694          G52/G01             F          122,550.00         ZZ
                                         360        122,550.00          1
                                       7.500            856.89         95
                                       7.250            856.89
    OVERGAARD        AZ   85933          1            08/08/03         23
    0436454912                           05           10/01/03          0
    9805008175                           N            09/01/33
    0


    8608726          U45/G01             F          199,020.00         ZZ
                                         360        199,020.00          1
                                       6.625          1,274.35        107
                                       6.375          1,274.35
    PLEASANT GROVE   UT   84062          2            08/20/03         23
    0436440416                           05           10/01/03          0
    00204391                             O            09/01/33
    0
1




    8608728          H76/G01             F          108,900.00         ZZ
                                         360        108,900.00          1
                                       8.375            827.72         99
                                       8.125            827.72
    LITHONIA         GA   30038          5            08/22/03         23
    0436452015                           01           10/01/03          0
    2003502794                           O            09/01/33
    0


    8608748          X31/G01             F          150,400.00         ZZ
                                         360        150,400.00          1
                                       7.750          1,077.48         96
                                       7.500          1,077.48
    LAS VEGAS        NV   89108          2            08/07/03         23
    0436441679                           05           10/01/03          0
    72000527                             O            09/01/33
    0


    8608762          F64/G01             F          370,500.00         ZZ
                                         360        370,500.00          1
                                       6.625          2,372.35        103
                                       6.375          2,372.35
    CHESAPEAKE       VA   23322          1            08/15/03         23
    0436437701                           05           10/01/03          0
    1172673                              O            09/01/33
    0


    8608822          147/G01             F           50,825.00         ZZ
                                         360         50,789.12          1
                                       7.750            364.12        107
                                       7.500            364.12
    HOP BOTTOM       PA   18824          1            07/30/03         23
    0436435242                           05           09/01/03          0
    10557776                             O            08/01/33
    0


    8608850          Q30/G01             F          208,890.00         ZZ
                                         360        208,749.55          1
                                       7.990          1,531.31         99
                                       7.740          1,531.31
    EFFORT           PA   18330          5            07/30/03         23
    0436454300                           05           09/01/03          0
    21022082                             O            08/01/33
    0
1




    8608852          X31/G01             F          180,830.00         T
                                         360        180,830.00          1
                                       6.750          1,172.86        107
                                       6.500          1,172.86
    PINON HILLS      CA   92372          1            08/14/03         23
    0436450639                           05           10/01/03          0
    80001986                             O            09/01/33
    0


    8608856          K60/G01             F           68,600.00         ZZ
                                         360         68,600.00          1
                                       9.000            551.97        100
                                       8.750            551.97
    LAGRANGE         OH   44050          1            08/21/03         23
    0436461784                           05           10/01/03          0
    81282                                O            09/01/33
    0


    8608864          U45/G01             F          174,000.00         ZZ
                                         360        174,000.00          1
                                       7.000          1,157.63        100
                                       6.750          1,157.63
    MIDVALE          UT   84047          2            08/20/03         23
    0436456610                           05           10/01/03          0
    31500006                             O            09/01/33
    0


    8608924          G75/G01             F          234,700.00         ZZ
                                         360        234,700.00          1
                                       7.875          1,701.74        100
                                       7.625          1,701.74
    KING OF PRUSSIA  PA   19406          5            08/05/03         23
    0436434633                           05           10/01/03          0
    05215670                             O            09/01/33
    0


    8608978          H76/G01             F          110,745.00         ZZ
                                         360        110,745.00          1
                                       7.500            774.35         97
                                       7.250            774.35
    CHESAPEAKE       VA   23320          5            08/22/03         23
    0436452031                           01           10/01/03          0
    2003500720                           O            09/01/33
    0
1




    8608990          147/G01             F          222,560.00         ZZ
                                         360        222,377.57          1
                                       7.000          1,480.70        107
                                       6.750          1,480.70
    PERRYSBURG       OH   43551          5            07/11/03         23
    0436435200                           05           09/01/03          0
    10534657                             O            08/01/33
    0


    8609016          H76/G01             F          264,000.00         ZZ
                                         360        264,000.00          1
                                       6.500          1,668.66        107
                                       6.250          1,668.66
    SEAFORD          VA   23696          1            08/19/03         23
    0436452064                           05           10/01/03          0
    2003504149                           O            09/01/33
    0


    8609212          K60/G01             F           41,250.00         ZZ
                                         360         41,250.00          1
                                       6.500            260.73        104
                                       6.250            260.73
    ABILENE          TX   79605          2            08/20/03         23
    0436442818                           05           10/01/03          0
    0001062349                           O            09/01/33
    0


    8609294          E57/G01             F          102,700.00         ZZ
                                         360        102,700.00          1
                                       7.500            718.09        107
                                       7.250            718.09
    COLUMBIA         MD   21045          1            08/18/03         23
    0436442727                           01           10/01/03          0
    16001506                             O            09/01/33
    0


    8609300          B28/G01             F          136,000.00         ZZ
                                         360        136,000.00          1
                                       7.125            916.26        106
                                       6.875            916.26
    GRANT            AL   35747          2            08/13/03         23
    0436444509                           05           10/01/03          0
    13100823                             O            09/01/33
    0
1




    8609336          W02/G01             F           90,070.00         ZZ
                                         360         90,070.00          1
                                       7.280            616.27        101
                                       7.030            616.27
    MARIETTA         OH   45750          5            08/14/03         23
    0436481923                           05           10/01/03          0
    CCF20157                             O            09/01/33
    0


    8609368          U05/G01             F          106,600.00         ZZ
                                         360        106,600.00          1
                                       6.875            700.29        103
                                       6.625            700.29
    CHANDLER         AZ   85224          1            08/15/03         23
    0436462543                           09           10/01/03          0
    3408189                              O            09/01/33
    0


    8609404          313/G01             F          133,750.00         ZZ
                                         180        133,750.00          1
                                       8.000            981.42        107
                                       7.750            981.42
    BELVIDERE        IL   61008          5            08/13/03         23
    0436456164                           05           10/01/03          0
    9832676                              O            09/01/18
    0


    8609450          X91/G01             F          234,000.00         ZZ
                                         360        234,000.00          1
                                       6.875          1,537.21        100
                                       6.625          1,537.21
    MILILANI         HI   96789          1            08/19/03         23
    0436466825                           05           10/01/03          0
    805837                               O            09/01/33
    0


    8609452          W02/G01             F           80,250.00         ZZ
                                         360         80,250.00          1
                                       6.730            519.44        107
                                       6.480            519.44
    LORAIN           OH   44052          5            08/20/03         23
    0436476022                           05           10/01/03          0
    1002530607                           O            09/01/33
    0
1




    8609460          W02/G01             F          257,500.00         ZZ
                                         360        257,500.00          1
                                       7.750          1,844.77        103
                                       7.500          1,844.77
    CHESTERFIELD     VA   23838          5            08/19/03         23
    0436481907                           05           10/01/03          0
    1002808351                           O            09/01/33
    0


    8609476          W02/G01             F          236,000.00         ZZ
                                         360        235,780.35          1
                                       6.350          1,468.48        107
                                       6.100          1,468.48
    OCOEE            FL   34761          5            07/16/03         23
    0436476063                           05           09/01/03          0
    1002782918                           O            08/01/33
    0


    8609478          R84/G01             F          182,000.00         ZZ
                                         360        182,000.00          1
                                       7.000          1,210.85        103
                                       6.750          1,210.85
    HENDERSON        NV   89015          2            08/21/03         23
    0436456081                           05           10/01/03          0
    LVR7002                              O            09/01/33
    0


    8609486          W02/G01             F          117,935.00         ZZ
                                         360        117,935.00          1
                                       8.340            893.48        103
                                       8.090            893.48
    BOYERTOWN        PA   19512          5            08/19/03         23
    0436476089                           05           10/01/03          0
    1002832003                           O            09/01/33
    0


    8609488          W08/G01             F           68,000.00         T
                                         360         68,000.00          1
                                       7.550            477.80        100
                                       7.300            477.80
    MIAMI BEACH      FL   33140          1            08/14/03         23
    0436454250                           01           10/01/03          0
    033447MG                             O            09/01/33
    0
1




    8609498          R17/G01             F          112,850.00         T
                                         360        112,850.00          1
                                       7.125            760.30        107
                                       6.875            760.30
    BRADENTON        FL   34205          1            08/25/03         23
    0436497192                           05           10/01/03          0
    1000375370                           O            09/01/33
    0


    8609518          U85/G01             F           87,400.00         ZZ
                                         360         87,400.00          2
                                       8.125            648.94         95
                                       7.875            648.94
    DAVENPORT        IA   52804          1            08/20/03         23
    0436469142                           05           10/01/03          0
    TQSOECHSNER                          N            09/01/33
    0


    8609530          U85/G01             F          160,000.00         ZZ
                                         360        160,000.00          2
                                       8.250          1,202.03        100
                                       8.000          1,202.03
    MILWAUKEE        WI   53207          1            08/22/03         23
    0436469548                           05           10/01/03          0
    TQS456                               O            09/01/33
    0


    8609532          W42/G01             F          132,870.00         ZZ
                                         360        132,778.56          1
                                       7.875            963.40        103
                                       7.625            963.40
    MERRILLVILLE     IN   46410          2            08/21/03         23
    0436441752                           05           09/26/03          0
    113151                               O            08/26/33
    0


    8609556          R84/G01             F          172,937.00         ZZ
                                         360        172,937.00          1
                                       7.375          1,194.43        103
                                       7.125          1,194.43
    DENHAM SPRINGS   LA   70706          1            08/22/03         23
    0436441661                           05           10/01/03          0
    R30718000                            O            09/01/33
    0
1




    8609570          A06/G01             F          163,900.00         ZZ
                                         360        163,900.00          1
                                       8.500          1,260.25        100
                                       8.250          1,260.25
    ROYAL OAK        MI   48073          1            08/21/03         23
    0436444327                           05           10/01/03          0
    021000020316589                      O            09/01/33
    0


    8609582          U05/G01             F          215,050.00         ZZ
                                         360        215,050.00          1
                                       6.875          1,412.73        107
                                       6.625          1,412.73
    BEAVERTON        OR   97008          5            08/11/03         23
    0436457451                           05           10/01/03          0
    3405557                              O            09/01/33
    0


    8609584          F89/G01             F          278,000.00         ZZ
                                         360        278,000.00          2
                                       7.000          1,849.54        100
                                       6.750          1,849.54
    LOS ANGELES      CA   90059          1            08/07/03         23
    0436441000                           05           10/01/03          0
    33672                                O            09/01/33
    0


    8609618          P01/G01             F          164,835.00         ZZ
                                         360        164,835.00          1
                                       7.875          1,195.17         99
                                       7.625          1,195.17
    CAMBRIDGE        NY   12816          1            08/06/03         23
    0436441745                           05           10/01/03          0
    03005212                             O            09/01/33
    0


    8609828          P01/G01             F          154,185.00         ZZ
                                         360        154,185.00          1
                                       7.000          1,025.80        107
                                       6.750          1,025.80
    WATERFORD        NY   12188          1            08/18/03         23
    0436452254                           05           10/01/03          0
    03005229                             O            09/01/33
    0
1




    8609852          588/G01             F          352,200.00         ZZ
                                         360        352,200.00          1
                                       7.375          2,432.56        104
                                       7.125          2,432.56
    ALEXANDRIA       VA   22312          1            08/19/03         23
    0436451710                           09           10/01/03          0
    1095229                              O            09/01/33
    0


    8609888          588/G01             F          345,500.00         ZZ
                                         360        345,500.00          1
                                       7.125          2,327.70        104
                                       6.875          2,327.70
    SPRINGFIELD      VA   22150          1            08/15/03         23
    0436458517                           05           10/01/03          0
    1102996                              O            09/01/33
    0


    8609896          588/G01             F          175,700.00         ZZ
                                         360        175,700.00          1
                                       6.625          1,125.03        107
                                       6.375          1,125.03
    VALLEY TOWNSHIP  PA   19320          1            08/15/03         23
    0436452262                           09           10/01/03          0
    1099775                              O            09/01/33
    0


    8609898          X31/G01             F          178,648.00         ZZ
                                         360        178,648.00          1
                                       8.250          1,342.12        100
                                       8.000          1,342.12
    LAS VEGAS        NV   89113          1            08/15/03         23
    0436449896                           03           10/01/03          0
    59001018                             O            09/01/33
    0


    8610008          X67/G01             F          215,000.00         ZZ
                                         360        214,852.04          1
                                       7.875          1,558.90        100
                                       7.625          1,558.90
    FONTANA          CA   92335          1            07/16/03         23
    0436450001                           05           09/01/03          0
    0000415927                           O            08/01/33
    0
1




    8610038          Q78/G01             F           58,850.00         ZZ
                                         360         58,850.00          1
                                       6.875            386.61        107
                                       6.625            386.61
    DURHAM           NC   27712          1            08/22/03         23
    0436456313                           05           10/01/03          0
    734692                               O            09/01/33
    0


    8610042          U35/G01             F          293,550.00         ZZ
                                         360        293,550.00          1
                                       7.875          2,128.44        103
                                       7.625          2,128.44
    FRESNO           CA   93722          5            08/22/03         23
    0436443816                           05           10/01/03          0
    12980712                             O            09/01/33
    0


    8610044          Q64/G01             F          154,100.00         ZZ
                                         360        154,100.00          1
                                       7.750          1,104.00         96
                                       7.500          1,104.00
    MOUNT HOLLY      NC   28120          2            08/08/03         23
    0436496863                           05           10/01/03          0
    3080655008                           O            09/01/33
    0


    8610048          Q78/G01             F          242,050.00         ZZ
                                         360        242,050.00          1
                                       7.990          1,774.40        103
                                       7.740          1,774.40
    WAUSAU           WI   54401          5            08/21/03         23
    0436456206                           05           10/01/03          0
    734292                               O            09/01/33
    0


    8610088          408/G01             F          149,800.00         ZZ
                                         360        149,800.00          1
                                       7.375          1,034.64        107
                                       7.125          1,034.64
    SHARONVILLE      OH   45241          2            08/13/03         23
    0436465751                           05           10/01/03          0
    703038642                            O            09/01/33
    0
1




    8610094          Q78/G01             F          108,150.00         ZZ
                                         360        108,150.00          1
                                       8.375            822.02        103
                                       8.125            822.02
    COLUMBUS         NE   68601          5            08/22/03         23
    0436456107                           05           10/01/03          0
    734844                               O            09/01/33
    0


    8610102          U35/G01             F          136,990.00         ZZ
                                         360        136,990.00          1
                                       8.875          1,089.95        103
                                       8.625          1,089.95
    FOND DU LAC      WI   54935          2            08/25/03         23
    0436444244                           05           10/01/03          0
    13009049                             O            09/01/33
    0


    8610110          Q78/G01             F          107,800.00         ZZ
                                         360        107,800.00          1
                                       7.500            753.76        105
                                       7.250            753.76
    LIMA             OH   45806          2            08/19/03         23
    0436456362                           05           10/01/03          0
    735940                               O            09/01/33
    0


    8610136          Q78/G01             F          169,000.00         ZZ
                                         180        169,000.00          1
                                       6.990          1,518.08        106
                                       6.740          1,518.08
    GOOSE CREEK      SC   29445          2            08/20/03         23
    0436456339                           05           10/01/03          0
    734792                               O            09/01/18
    0


    8610168          Q78/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       7.375          2,762.71         95
                                       7.125          2,762.71
    CHARLOTTE        NC   28226          2            08/21/03         23
    0436456297                           05           10/01/03          0
    735383                               O            09/01/33
    0
1




    8610182          Q14/G01             F          101,650.00         ZZ
                                         180        101,650.00          1
                                       7.875            737.03        107
                                       7.625            737.03
    BUCKNER          MO   64016          5            08/19/03         23
    0436453468                           05           10/01/03          0
    0000314811                           O            09/01/18
    0


    8610186          808/G01             F          135,000.00         ZZ
                                         360        135,000.00          1
                                       7.000            898.16         97
                                       6.750            898.16
    EUREKA           CA   95503          1            08/06/03         23
    0436481683                           05           10/01/03          0
    9106655                              O            09/01/33
    0


    8610212          U35/G01             F          205,000.00         ZZ
                                         360        205,000.00          1
                                       7.250          1,398.46        100
                                       7.000          1,398.46
    SUNBURY          OH   43074          1            08/20/03         23
    0436445399                           05           10/01/03          0
    12933787                             O            09/01/33
    0


    8610222          H76/G01             F          169,750.00         ZZ
                                         360        169,750.00          1
                                       7.250          1,158.00        105
                                       7.000          1,158.00
    LEBANON          PA   17046          2            08/11/03         23
    0436452130                           05           10/01/03          0
    2003504663                           O            09/01/33
    0


    8610226          H76/G01             F          139,050.00         ZZ
                                         360        139,050.00          1
                                       8.000          1,020.30        103
                                       7.750          1,020.30
    GREENFIELD       MA   01301          5            08/22/03         23
    0436451991                           05           10/01/03          0
    2003501710                           O            09/01/33
    0
1




    8610228          X21/G01             F          139,050.00         ZZ
                                         360        139,050.00          1
                                       8.250          1,044.64        103
                                       8.000          1,044.64
    OXON HILL        MD   20745          1            08/20/03         23
    0436453179                           07           10/01/03          0
    709864                               O            09/01/33
    0


    8610234          W02/G01             F          159,650.00         ZZ
                                         360        159,650.00          1
                                       7.880          1,158.13         97
                                       7.630          1,158.13
    ELKTON           MD   21921          5            08/18/03         23
    0436476147                           05           10/01/03          0
    1002651354                           O            09/01/33
    0


    8610244          H76/G01             F          116,625.00         ZZ
                                         360        116,625.00          1
                                       8.000            855.75        107
                                       7.750            855.75
    BLUE ISLAND      IL   60406          5            08/09/03         23
    0436451405                           05           10/01/03          0
    2003502709                           O            09/01/33
    0


    8610246          H76/G01             F          105,500.00         ZZ
                                         360        105,500.00          1
                                       7.250            719.70        100
                                       7.000            719.70
    CORYDON          IN   47112          5            08/18/03         23
    0436452239                           05           10/01/03          0
    2003504934                           O            09/01/33
    0


    8610250          W02/G01             F           98,000.00         T
                                         360         97,850.38          1
                                       7.375            676.87        100
                                       7.125            676.87
    VIRGINIA BEACH   VA   23452          1            07/07/03         23
    0436489157                           07           08/07/03          0
    1002706180                           O            07/07/33
    0
1




    8610294          H76/G01             F           99,910.00         ZZ
                                         180         99,910.00          1
                                       7.250            912.04        103
                                       7.000            912.04
    DAYTON           OH   45439          5            08/11/03         23
    0436450761                           05           10/01/03          0
    2003504483                           O            09/01/18
    0


    8610298          X89/G01             F          164,800.00         ZZ
                                         360        164,800.00          1
                                       8.500          1,267.17        103
                                       8.250          1,267.17
    PALM HARBOR      FL   34683          5            08/21/03         23
    0436447833                           05           10/01/03          0
    2015169                              O            09/01/33
    0


    8610306          H76/G01             F          149,350.00         ZZ
                                         360        149,350.00          1
                                       7.875          1,082.90        103
                                       7.625          1,082.90
    MILWAUKEE        WI   53224          5            08/11/03         23
    0436450464                           05           10/01/03          0
    2003503140                           O            09/01/33
    0


    8610314          642/G01             F          178,690.00         ZZ
                                         360        178,690.00          1
                                       7.375          1,234.17        107
                                       7.125          1,234.17
    AMERICAN FORK    UT   84003          5            08/21/03         23
    0436475297                           05           10/01/03          0
    08219503                             O            09/01/33
    0


    8610326          642/G01             F          107,000.00         ZZ
                                         180        107,000.00          1
                                       7.375            984.32        107
                                       7.125            984.32
    ROCHESTER        NY   14622          5            08/19/03         23
    0436484794                           05           10/01/03          0
    06219503                             O            09/01/18
    0
1




    8610338          X83/G01             F          162,640.00         ZZ
                                         360        162,524.98          1
                                       7.740          1,164.05        107
                                       7.490          1,164.05
    TOLEDO           OH   43614          5            08/22/03         23
    0436449912                           05           09/27/03          0
    8400904                              O            08/27/33
    0


    8610376          H76/G01             F           85,600.00         ZZ
                                         360         85,600.00          1
                                       7.375            591.22        107
                                       7.125            591.22
    WILLIAMSPORT     MD   21795          5            08/19/03         23
    0436450365                           05           10/01/03          0
    2003501814                           O            09/01/33
    0


    8610532          G27/G01             F          254,430.00         ZZ
                                         360        254,430.00          1
                                       6.875          1,671.42         99
                                       6.625          1,671.42
    MORENO VALLEY    CA   92557          1            08/12/03         23
    0436469506                           05           10/01/03          0
    20903113                             O            09/01/33
    0


    8610566          F34/G01             F           87,400.00         ZZ
                                         360         87,400.00          1
                                       6.750            566.87         95
                                       6.500            566.87
    CHESAPEAKE       VA   23324          1            08/20/03         23
    0436481642                           05           10/01/03          0
    49307097                             N            09/01/33
    0


    8610614          Q14/G01             F          103,215.00         ZZ
                                         360        103,215.00          1
                                       7.625            730.55         98
                                       7.375            730.55
    LAS CRUCES       NM   88012          5            08/20/03         23
    0436476329                           05           10/01/03          0
    0000315048                           O            09/01/33
    0
1




    8610616          A06/G01             F           33,000.00         ZZ
                                         360         33,000.00          2
                                       6.625            211.31         95
                                       6.375            211.31
    HIGHLAND PARK    MI   48203          1            08/21/03         23
    0436460364                           05           10/01/03          0
    20317807                             N            09/01/33
    0


    8610628          K15/G01             F          305,900.00         ZZ
                                         360        305,900.00          1
                                       8.750          2,406.52        103
                                       8.500          2,406.52
    CLEVELAND HEIGH  OH   44118          5            08/11/03         23
    0436460802                           05           10/01/03          0
    0268605511203                        O            09/01/33
    0


    8610662          B28/G01             F          134,500.00         ZZ
                                         360        134,500.00          1
                                       7.625            951.99        103
                                       7.375            951.99
    CARPENTERSVILLE  IL   60110          1            08/14/03         23
    0436444558                           05           10/01/03          0
    03003341                             O            09/01/33
    0


    8610670          E65/G01             F          181,280.00         ZZ
                                         360        181,053.86          1
                                       8.375          1,377.86        103
                                       8.125          1,377.86
    GRAND BLANC      MI   48439          5            07/01/03         23
    0436458012                           05           08/01/03          0
    030402002                            O            07/01/33
    0


    8610740          X47/G01             F          102,900.00         ZZ
                                         360        102,900.00          1
                                       6.750            667.41        100
                                       6.500            667.41
    ROGERS           AR   72756          1            08/22/03         23
    0436490700                           05           10/01/03          0
    K12117                               O            09/01/33
    0
1




    8610846          N46/G01             F          165,000.00         ZZ
                                         360        165,000.00          1
                                       6.750          1,070.19         98
                                       6.500          1,070.19
    GREENSBORO       NC   27401          2            08/15/03         23
    0436447247                           05           10/01/03          0
    KRIG03N540                           O            09/01/33
    0


    8611012          E22/G01             F          126,690.00         ZZ
                                         360        126,690.00          1
                                       7.625            896.70        103
                                       7.375            896.70
    EUGENE           OR   97402          5            08/12/03         23
    0417705647                           05           10/01/03          0
    0417705647                           O            09/01/33
    0


    8611026          E22/G01             F          104,860.00         ZZ
                                         360        104,860.00          1
                                       6.375            654.19        107
                                       6.125            654.19
    SPOKANE VALLEY   WA   99206          2            08/20/03         23
    0417740263                           05           10/01/03          0
    0417740263                           O            09/01/33
    0


    8611036          E22/G01             F          142,140.00         ZZ
                                         360        142,140.00          1
                                       8.375          1,080.37        103
                                       8.125          1,080.37
    ADELANTO         CA   92301          5            08/19/03         23
    0417752235                           05           10/01/03          0
    0417752235                           O            09/01/33
    0


    8611060          E22/G01             F          137,500.00         ZZ
                                         360        137,500.00          1
                                       7.500            961.42        100
                                       7.250            961.42
    NORTH POLE       AK   99705          1            08/11/03         23
    0417808441                           05           10/01/03          0
    0417808441                           O            09/01/33
    0
1




    8611066          E22/G01             F           77,500.00         ZZ
                                         360         77,500.00          1
                                       7.125            522.13        105
                                       6.875            522.13
    CLAREMORE        OK   74017          1            08/26/03         23
    0417813326                           05           10/01/03          0
    0417813326                           O            09/01/33
    0


    8611070          E22/G01             F          202,050.00         ZZ
                                         360        202,050.00          1
                                       7.250          1,378.34        107
                                       7.000          1,378.34
    MADISON          AL   35758          2            08/21/03         23
    0417815321                           05           10/01/03          0
    0417815321                           O            09/01/33
    0


    8611088          E22/G01             F          129,000.00         ZZ
                                         360        129,000.00          1
                                       6.750            836.69        105
                                       6.500            836.69
    MILWAUKIE        OR   97267          1            08/15/03         23
    0417838216                           05           10/01/03          0
    0417838216                           O            09/01/33
    0


    8611094          E22/G01             F          118,000.00         ZZ
                                         360        118,000.00          1
                                       6.625            755.57        103
                                       6.375            755.57
    BALTIMORE        MD   21234          5            08/21/03         23
    0417846821                           07           10/01/03          0
    0417846821                           O            09/01/33
    0


    8611096          E22/G01             F          102,590.00         ZZ
                                         360        102,590.00          1
                                       6.875            673.94        106
                                       6.625            673.94
    SALEM            OR   97303          1            08/21/03         23
    0417847845                           05           10/01/03          0
    0417847845                           O            09/01/33
    0
1




    8611170          N67/G01             F           90,950.00         ZZ
                                         180         90,950.00          1
                                       7.250            620.44        107
                                       7.000            620.44
    VINELAND         NJ   08360          1            08/18/03         23
    0436463350                           05           10/01/03          0
    3264002653                           O            09/01/18
    0


    8611178          E22/G01             F          187,460.00         ZZ
                                         360        187,460.00          1
                                       6.500          1,184.87        103
                                       6.250          1,184.87
    PORTLAND         OR   97211          5            08/07/03         23
    0436438378                           05           10/01/03          0
    0417996055                           O            09/01/33
    0


    8611180          Y40/G01             F          166,000.00         ZZ
                                         360        166,000.00          1
                                       7.875          1,203.62        100
                                       7.625          1,203.62
    NORCROSS         GA   30071          1            08/25/03         23
    0436467518                           03           10/01/03          0
    51106023                             O            09/01/33
    0


    8611196          E22/G01             F          245,250.00         ZZ
                                         360        245,250.00          1
                                       6.625          1,570.36        106
                                       6.375          1,570.36
    AZUSA            CA   91702          5            08/20/03         23
    0418020566                           01           10/01/03          0
    0418020566                           O            09/01/33
    0


    8611204          E22/G01             F          170,495.00         ZZ
                                         360        170,495.00          1
                                       7.375          1,177.57        100
                                       7.125          1,177.57
    TACOMA           WA   98405          1            08/21/03         23
    0418030672                           05           10/01/03          0
    0418030672                           O            09/01/33
    0
1




    8611220          E22/G01             F           89,345.00         ZZ
                                         360         89,345.00          1
                                       6.500            564.72        107
                                       6.250            564.72
    LAKE CORMORANT   MS   38641          1            08/22/03         23
    0418048666                           03           10/01/03          0
    0418048666                           O            09/01/33
    0


    8611264          E22/G01             F           74,675.00         ZZ
                                         360         74,675.00          1
                                       7.500            522.14        103
                                       7.250            522.14
    MIAMI            FL   33179          1            08/26/03         23
    0418092565                           01           10/01/03          0
    0418092565                           O            09/01/33
    0


    8611278          E22/G01             F           52,425.00         ZZ
                                         360         52,425.00          1
                                       7.500            366.56        107
                                       7.250            366.56
    SAPULPA          OK   74066          1            08/26/03         23
    0418102380                           05           10/01/03          0
    0418102380                           O            09/01/33
    0


    8611288          Y40/G01             F          258,000.00         ZZ
                                         360        258,000.00          1
                                       7.125          1,738.19        100
                                       6.875          1,738.19
    LAWRENCEVILLE    GA   30043          1            08/21/03         23
    0436451678                           03           10/01/03          0
    51105870                             O            09/01/33
    0


    8611298          E22/G01             F          163,000.00         ZZ
                                         360        163,000.00          1
                                       7.250          1,111.95        100
                                       7.000          1,111.95
    SARASOTA         FL   34243          1            08/26/03         23
    0418129219                           05           10/01/03          0
    0418129219                           O            09/01/33
    0
1




    8611316          E22/G01             F          309,000.00         ZZ
                                         360        309,000.00          1
                                       7.000          2,055.78        103
                                       6.750          2,055.78
    CASTRO VALLEY    CA   94546          1            08/15/03         23
    0418146957                           05           10/01/03          0
    0418146957                           O            09/01/33
    0


    8611354          E22/G01             F          288,800.00         ZZ
                                         360        288,800.00          1
                                       6.375          1,801.74        104
                                       6.125          1,801.74
    SACRAMENTO       CA   95818          1            08/15/03         23
    0418173316                           05           10/01/03          0
    0418173316                           O            09/01/33
    0


    8611404          E22/G01             F          179,000.00         ZZ
                                         360        179,000.00          1
                                       7.125          1,205.96        100
                                       6.875          1,205.96
    COLORADO SPRING  CO   80906          1            08/26/03         23
    0418214680                           05           10/01/03          0
    0418214680                           O            09/01/33
    0


    8611406          L99/G01             F          138,000.00         ZZ
                                         360        138,000.00          1
                                       8.875          1,097.99        100
                                       8.625          1,097.99
    LOGANVILLE       GA   30052          1            08/22/03         23
    0436472120                           05           10/01/03          0
    236374                               O            09/01/33
    0


    8611422          E22/G01             F           78,200.00         ZZ
                                         360         78,200.00          1
                                       7.375            540.11         99
                                       7.125            540.11
    MOORE            OK   73160          1            08/26/03         23
    0418230082                           05           10/01/03          0
    0418230082                           O            09/01/33
    0
1




    8611424          E22/G01             F          133,750.00         ZZ
                                         360        133,750.00          1
                                       7.125            901.10        107
                                       6.875            901.10
    PORT ORCHARD     WA   98366          1            08/18/03         23
    0418230744                           05           10/01/03          0
    0418230744                           O            09/01/33
    0


    8611428          E22/G01             F           40,850.00         ZZ
                                         360         40,850.00          1
                                       7.625            289.13         95
                                       7.375            289.13
    KANSAS CITY      MO   64130          1            08/26/03         23
    0418236618                           05           10/01/03          0
    0418236618                           N            09/01/33
    0


    8611440          E22/G01             F          231,750.00         ZZ
                                         360        231,750.00          1
                                       8.500          1,781.96        103
                                       8.250          1,781.96
    MASTIC           NY   11950          1            08/26/03         23
    0418245387                           05           10/01/03          0
    0418245387                           O            09/01/33
    0


    8611464          E22/G01             F          190,000.00         ZZ
                                         360        190,000.00          1
                                       7.375          1,312.28        107
                                       7.125          1,312.28
    MAGNA            UT   84044          2            08/19/03         23
    0418270344                           05           10/01/03          0
    0418270344                           O            09/01/33
    0


    8611502          E22/G01             F           88,255.00         ZZ
                                         360         88,255.00          1
                                       7.375            609.56         95
                                       7.125            609.56
    KALAMAZOO        MI   49001          1            08/26/03         23
    0418326336                           05           10/01/03          0
    0418326336                           N            09/01/33
    0
1




    8611670          L86/G01             F          166,900.00         ZZ
                                         360        166,900.00          1
                                       7.250          1,138.55        107
                                       7.000          1,138.55
    TURLOCK          CA   95380          1            08/14/03         23
    0436451835                           01           10/01/03          0
    20515653                             O            09/01/33
    0


    8611738          G52/G01             F          111,150.00         ZZ
                                         360        111,150.00          1
                                       7.500            777.18         95
                                       7.250            777.18
    PHOENIX          AZ   85022          1            08/01/03         23
    0436470249                           05           10/01/03          0
    6400003668                           N            09/01/33
    0


    8611770          Y10/G01             F          417,190.00         ZZ
                                         360        417,190.00          1
                                       7.125          2,810.69        107
                                       6.875          2,810.69
    ALISO VIEJO      CA   92656          1            08/14/03         23
    0436475107                           01           10/01/03          0
    1877521                              O            09/01/33
    0


    8611772          Y10/G01             F          257,870.00         ZZ
                                         360        257,870.00          1
                                       7.125          1,737.32        107
                                       6.875          1,737.32
    HIALEAH          FL   33013          1            08/14/03         23
    0436475081                           05           10/01/03          0
    1874171                              O            09/01/33
    0


    8611774          Y10/G01             F          239,176.00         ZZ
                                         360        239,176.00          1
                                       7.750          1,713.49        103
                                       7.500          1,713.49
    ORLANDO          FL   32837          1            08/14/03         23
    0436475073                           03           10/01/03          0
    1876143                              O            09/01/33
    0
1




    8611856          B39/G01             F          142,560.00         ZZ
                                         360        142,560.00          1
                                       8.125          1,058.50         99
                                       7.875          1,058.50
    ROCHESTER        MN   55901          1            08/22/03         23
    0436454755                           05           10/01/03          0
    20033286F                            O            09/01/33
    0


    8612010          X78/G01             F          135,890.00         ZZ
                                         360        135,890.00          1
                                       7.500            950.16        107
                                       7.250            950.16
    DOUGLASVILLE     GA   30134          1            08/26/03         23
    0436449862                           03           10/01/03          0
    990562                               O            09/01/33
    0


    8612017          W02/G01             F           75,970.00         ZZ
                                         180         74,387.14          1
                                       6.630            667.23        107
                                       6.380            667.23
    TALLAHASSEE      FL   32304          5            03/26/03         23
    0435965199                           09           05/01/03          0
    1002193455                           O            04/01/18
    0


    8612270          J95/G01             F          194,700.00         ZZ
                                         360        194,700.00          1
                                       7.500          1,361.38        107
                                       7.250          1,361.38
    ALBUQUERQUE      NM   87120          2            08/14/03         23
    0436462345                           05           10/01/03          0
    0044787307                           O            09/01/33
    0


    8612528          Y50/G01             F          156,550.00         ZZ
                                         360        156,550.00          1
                                       7.750          1,121.54        103
                                       7.500          1,121.54
    PEORIA           AZ   85345          2            08/11/03         23
    0436449706                           05           10/01/03          0
    21031881                             O            09/01/33
    0
1




    8612616          253/G01             F          256,000.00         ZZ
                                         360        256,000.00          1
                                       6.875          1,681.74        106
                                       6.625          1,681.74
    GREELEY          CO   80634          1            08/15/03         23
    0436456750                           05           10/01/03          0
    489692                               O            09/01/33
    0


    8612630          253/G01             F          110,100.00         ZZ
                                         360        110,100.00          1
                                       6.875            723.28        100
                                       6.625            723.28
    STONE MOUNTAIN   GA   30088          1            08/19/03         23
    0436456172                           05           10/01/03          0
    480978                               O            09/01/33
    0


    8612766          408/G01             F          131,150.00         ZZ
                                         360        131,150.00          1
                                       7.125            883.59         96
                                       6.875            883.59
    ALBUQUERQUE      NM   87120          5            08/01/03         04
    0436457246                           05           10/01/03         25
    70303871                             O            09/01/33
    0


    8612848          J95/G01             F          181,600.00         ZZ
                                         360        181,600.00          1
                                       6.625          1,162.81        104
                                       6.375          1,162.81
    AUSTIN           TX   78757          1            08/15/03         23
    0436462436                           05           10/01/03          0
    0044826857                           O            09/01/33
    0


    8612942          W08/G01             F          279,645.00         ZZ
                                         360        279,645.00          1
                                       8.450          2,140.33        103
                                       8.200          2,140.33
    MIAMI            FL   33185          1            08/25/03         23
    0436449698                           05           10/01/03          0
    03-3850MG                            O            09/01/33
    0
1




    8612968          W94/G01             F          283,500.00         ZZ
                                         360        283,500.00          1
                                       6.875          1,862.39        107
                                       6.625          1,862.39
    SHERIDAN         CA   95681          1            08/20/03         23
    0436449763                           05           10/01/03          0
    117743701                            O            09/01/33
    0


    8612992          H76/G01             F          230,050.00         ZZ
                                         360        230,050.00          1
                                       6.875          1,511.27        107
                                       6.625          1,511.27
    SAINT CHARLES    MO   63303          5            08/25/03         23
    0436453575                           05           10/01/03          0
    2003505333                           O            09/01/33
    0


    8613058          H76/G01             F          158,300.00         ZZ
                                         360        158,300.00          1
                                       7.250          1,079.89        107
                                       7.000          1,079.89
    RHINELANDER      WI   54501          5            08/11/03         23
    0436451439                           05           10/01/03          0
    2003504842                           O            09/01/33
    0


    8613090          J95/G01             F          112,200.00         ZZ
                                         360        112,200.00          1
                                       6.750            727.73        107
                                       6.500            727.73
    CARLISLE         PA   17013          1            08/19/03         23
    0436462147                           01           10/01/03          0
    0044763852                           O            09/01/33
    0


    8613526          G34/G01             F          121,400.00         ZZ
                                         360        121,400.00          1
                                       7.250            828.16        107
                                       7.000            828.16
    LAS VEGAS        NV   89110          1            08/22/03         23
    0436455570                           05           10/01/03          0
    77309177                             O            09/01/33
    0
1




    8613530          W50/G01             F          147,250.00         ZZ
                                         360        147,250.00          1
                                       8.125          1,093.33         95
                                       7.875          1,093.33
    BLOOMINGTON      MN   55425          1            08/18/03         23
    0436493035                           05           10/01/03          0
    00031219                             N            09/01/33
    0


    8613670          U96/G01             F          178,000.00         ZZ
                                         360        178,000.00          1
                                       7.125          1,199.22        102
                                       6.875          1,199.22
    WAILUKU          HI   96793          5            08/21/03         23
    0436457279                           01           10/01/03          0
    030700245                            O            09/01/33
    0


    8613694          X91/G01             F          172,550.00         ZZ
                                         360        172,550.00          1
                                       6.875          1,133.53        106
                                       6.625          1,133.53
    WAIANAE          HI   96792          1            08/19/03         23
    0436465827                           05           10/01/03          0
    808515                               O            09/01/33
    0


    8613704          X91/G01             F          281,700.00         ZZ
                                         360        281,700.00          1
                                       6.125          1,711.64        103
                                       5.875          1,711.64
    MILILANI         HI   96789          1            08/18/03         23
    0436449730                           09           10/01/03          0
    808655                               O            09/01/33
    0


    8613732          G52/G01             F          223,250.00         ZZ
                                         360        223,250.00          1
                                       7.625          1,580.15         95
                                       7.375          1,580.15
    LITTLETON        CO   80127          1            08/19/03         23
    0436485270                           05           10/01/03          0
    8415000974                           N            09/01/33
    0
1




    8613806          A06/G01             F          144,000.00         ZZ
                                         360        144,000.00          1
                                       8.125          1,069.20         95
                                       7.875          1,069.20
    MADISON HIAGHTS  MI   48071          5            08/21/03         23
    0436485742                           05           10/01/03          0
    1                                    O            09/01/33
    0


    8613832          Y26/G01             F          157,650.00         ZZ
                                         360        157,650.00          1
                                       7.250          1,075.45        106
                                       7.000          1,075.45
    AVENAL           CA   93204          1            08/05/03         23
    0436449888                           05           10/01/03          0
    123300848                            O            09/01/33
    0


    8613842          K15/G01             F          126,200.00         ZZ
                                         360        126,200.00          1
                                       8.375            959.21         98
                                       8.125            959.21
    WILMINGTON       NC   28409          5            08/21/03         23
    0436461313                           05           10/01/03          0
    017105519243                         O            09/01/33
    0


    8613848          X67/G01             F          146,000.00         ZZ
                                         360        146,000.00          2
                                       7.625          1,033.38        100
                                       7.375          1,033.38
    ENFIELD          CT   06082          1            08/13/03         23
    0436449987                           05           10/01/03          0
    0000422338                           O            09/01/33
    0


    8613934          E22/G01             F          181,540.00         ZZ
                                         360        181,540.00          1
                                       6.750          1,177.46        103
                                       6.500          1,177.46
    KING GEORGE      VA   22485          1            08/21/03         23
    0417546173                           03           10/01/03          0
    0417546173                           O            09/01/33
    0
1




    8613946          E22/G01             F          172,010.00         ZZ
                                         360        172,010.00          1
                                       8.625          1,337.88        103
                                       8.375          1,337.88
    NORTH MIAMI BEA  FL   33162          1            08/14/03         23
    0417598760                           05           10/01/03          0
    0417598760                           O            09/01/33
    0


    8613958          E22/G01             F          123,600.00         ZZ
                                         360        123,600.00          1
                                       7.875            896.19        103
                                       7.625            896.19
    TOOELE           UT   84074          2            08/14/03         23
    0417654266                           05           10/01/03          0
    0417654266                           O            09/01/33
    0


    8613968          U35/G01             F          148,835.00         ZZ
                                         360        148,835.00          1
                                       8.250          1,118.15        103
                                       8.000          1,118.15
    HOBART           IN   46342          1            08/21/03         23
    0436451124                           05           10/01/03          0
    12926865                             O            09/01/33
    0


    8614014          E22/G01             F          183,000.00         ZZ
                                         360        183,000.00          1
                                       8.375          1,390.93        103
                                       8.125          1,390.93
    COLORADO SPRING  CO   80915          2            08/22/03         23
    0417801826                           05           10/01/03          0
    0417801826                           O            09/01/33
    0


    8614016          M37/G01             F           42,750.00         ZZ
                                         360         42,750.00          1
                                       6.500            270.21         95
                                       6.250            270.21
    GLOBE            AZ   85501          1            08/15/03         04
    0436485338                           05           10/01/03         30
    615101                               N            09/01/33
    0
1




    8614070          E22/G01             F          219,000.00         ZZ
                                         360        219,000.00          1
                                       6.625          1,402.28        107
                                       6.375          1,402.28
    BRISTOW          VA   20136          2            08/22/03         23
    0417876984                           09           10/01/03          0
    0417876984                           O            09/01/33
    0


    8614076          M37/G01             F           81,370.00         ZZ
                                         360         81,370.00          1
                                       7.500            568.95        103
                                       7.250            568.95
    CHEYENNE         WY   82007          1            08/15/03         23
    0436492607                           05           10/01/03          0
    614131                               O            09/01/33
    0


    8614186          J95/G01             F          100,580.00         ZZ
                                         360        100,580.00          1
                                       7.250            686.13        107
                                       7.000            686.13
    DELTONA          FL   32725          5            08/12/03         00
    0436461800                           05           10/01/03          0
    0043268192                           O            09/01/33
    0


    8614212          E22/G01             F          206,000.00         ZZ
                                         360        206,000.00          1
                                       8.250          1,547.61        103
                                       8.000          1,547.61
    MANASSAS         VA   20110          1            08/25/03         23
    0418020764                           09           10/01/03          0
    0418020764                           O            09/01/33
    0


    8614232          E22/G01             F           66,950.00         ZZ
                                         360         66,950.00          1
                                       7.500            468.12        103
                                       7.250            468.12
    WRAY             CO   80758          1            08/27/03         23
    0418036794                           05           10/01/03          0
    0418036794                           O            09/01/33
    0
1




    8614244          E22/G01             F          146,500.00         ZZ
                                         360        146,500.00          1
                                       6.625            938.06         98
                                       6.375            938.06
    JACKSONVILLE     AL   36265          2            08/22/03         23
    0418044087                           05           10/01/03          0
    0418044087                           O            09/01/33
    0


    8614264          E22/G01             F           99,000.00         ZZ
                                         360         99,000.00          1
                                       6.500            625.75         99
                                       6.250            625.75
    TUCSON           AZ   85746          5            08/18/03         23
    0418065231                           05           10/01/03          0
    0418065231                           O            09/01/33
    0


    8614268          F34/G01             F           99,750.00         ZZ
                                         360         99,750.00          1
                                       6.625            638.71         95
                                       6.375            638.71
    WILMINGTON       NC   28405          1            08/21/03         23
    0436460745                           01           10/01/03          0
    49307146                             N            09/01/33
    0


    8614270          E22/G01             F           77,250.00         ZZ
                                         360         77,250.00          1
                                       8.500            593.99        103
                                       8.250            593.99
    HIGHLAND SPRING  VA   23075          1            08/27/03         23
    0418069860                           05           10/01/03          0
    0418069860                           O            09/01/33
    0


    8614288          E22/G01             F          144,200.00         ZZ
                                         360        144,200.00          1
                                       8.125          1,070.68        103
                                       7.875          1,070.68
    WATERFORD        MI   48329          1            08/27/03         23
    0418080008                           05           10/01/03          0
    0418080008                           O            09/01/33
    0
1




    8614340          E22/G01             F          107,000.00         ZZ
                                         360        107,000.00          1
                                       6.875            702.91        100
                                       6.625            702.91
    BIRMINGHAM       AL   35215          1            08/27/03         23
    0418113957                           05           10/01/03          0
    0418113957                           O            09/01/33
    0


    8614406          E22/G01             F          144,500.00         ZZ
                                         360        144,500.00          1
                                       8.250          1,085.58        103
                                       8.000          1,085.58
    LARAMIE          WY   82070          1            08/27/03         23
    0418162665                           05           10/01/03          0
    0418162665                           O            09/01/33
    0


    8614412          E22/G01             F           42,900.00         ZZ
                                         360         42,900.00          1
                                       7.750            307.34         95
                                       7.500            307.34
    MOBILE           AL   36618          1            08/27/03         23
    0418164869                           05           10/01/03          0
    0418164869                           N            09/01/33
    0


    8614428          X21/G01             F          176,500.00         ZZ
                                         360        176,500.00          1
                                       7.375          1,219.05        107
                                       7.125          1,219.05
    LAUREL           MD   20708          1            08/20/03         23
    0436462212                           07           10/01/03          0
    709735                               O            09/01/33
    0


    8614438          E22/G01             F          197,950.00         ZZ
                                         360        197,950.00          1
                                       7.375          1,367.19        107
                                       7.125          1,367.19
    KENNEWICK        WA   99336          5            08/18/03         23
    0418179065                           05           10/01/03          0
    0418179065                           O            09/01/33
    0
1




    8614446          E22/G01             F          166,860.00         ZZ
                                         360        166,860.00          1
                                       8.500          1,283.01        103
                                       8.250          1,283.01
    SARALAND         AL   36571          5            08/22/03         23
    0418189288                           05           10/01/03          0
    0418189288                           O            09/01/33
    0


    8614454          E22/G01             F          131,500.00         T
                                         360        131,500.00          1
                                       7.250            897.06        107
                                       7.000            897.06
    GALVESTON        TX   77554          1            08/25/03         23
    0418193595                           03           10/01/03          0
    0418193595                           O            09/01/33
    0


    8614464          U05/G01             F           57,000.00         ZZ
                                         360         57,000.00          1
                                       7.500            398.55         95
                                       7.250            398.55
    MILTON           FL   32571          1            08/18/03         23
    0436485825                           05           10/01/03          0
    3000301200                           N            09/01/33
    0


    8614494          E22/G01             F          156,500.00         ZZ
                                         360        156,500.00          1
                                       8.500          1,203.35        103
                                       8.250          1,203.35
    MERRIMACK        NH   03081          1            08/27/03         23
    0418235206                           01           10/01/03          0
    0418235206                           O            09/01/33
    0


    8614496          E22/G01             F          224,057.00         ZZ
                                         360        224,057.00          1
                                       7.625          1,585.86         95
                                       7.375          1,585.86
    STOCKTON         CA   95206          1            08/12/03         23
    0418236725                           05           10/01/03          0
    0418236725                           N            09/01/33
    0
1




    8614508          E22/G01             F          177,500.00         ZZ
                                         360        177,500.00          1
                                       7.000          1,180.91        100
                                       6.750          1,180.91
    HOUSTON          TX   77058          1            08/27/03         23
    0418247706                           03           10/01/03          0
    0418247706                           O            09/01/33
    0


    8614510          313/G01             F          163,770.00         ZZ
                                         360        163,770.00          1
                                       7.625          1,159.16        103
                                       7.375          1,159.16
    MENOMONIE        WI   54751          5            08/14/03         23
    0436457071                           05           10/01/03          0
    0009818394                           O            09/01/33
    0


    8614558          313/G01             F          223,500.00         ZZ
                                         360        223,338.24          1
                                       7.625          1,581.92        100
                                       7.375          1,581.92
    LILBURN          GA   30047          1            07/31/03         23
    0436456982                           05           09/01/03          0
    0009804865                           O            08/01/33
    0


    8614574          E22/G01             F          168,150.00         ZZ
                                         360        168,150.00          1
                                       7.875          1,219.20         95
                                       7.625          1,219.20
    AURORA           CO   80015          1            08/27/03         23
    0418296299                           05           10/01/03          0
    0418296299                           N            09/01/33
    0


    8614590          E22/G01             F          271,000.00         ZZ
                                         360        271,000.00          1
                                       6.875          1,780.28        104
                                       6.625          1,780.28
    BENICIA          CA   94510          1            08/21/03         23
    0418327136                           09           10/01/03          0
    0418327136                           O            09/01/33
    0
1




    8614690          W05/G01             F           90,000.00         ZZ
                                         360         90,000.00          1
                                       7.500            629.29        105
                                       7.250            629.29
    PUEBLO           CO   81003          5            08/22/03         23
    0436475040                           05           10/01/03          0
    0000106375                           O            09/01/33
    0


    8614734          U45/G01             F          172,010.00         ZZ
                                         360        172,010.00          1
                                       7.500          1,202.72        103
                                       7.250          1,202.72
    LAKEWOOD         CO   80227          5            08/21/03         23
    0436484356                           01           10/01/03          0
    00204287                             O            09/01/33
    0


    8614766          808/G01             F          274,750.00         ZZ
                                         360        274,750.00          1
                                       6.875          1,804.92        103
                                       6.625          1,804.92
    GLENDALE         CA   91204          1            08/14/03         23
    0436451538                           01           10/01/03          0
    9332365                              O            09/01/33
    0


    8614770          808/G01             F          191,679.00         ZZ
                                         360        191,679.00          1
                                       7.125          1,291.38        107
                                       6.875          1,291.38
    VICTORVILLE      CA   92392          1            08/08/03         23
    0436492169                           05           10/01/03          0
    9433416                              O            09/01/33
    0


    8614808          P01/G01             F           89,850.00         ZZ
                                         360         89,850.00          1
                                       7.375            620.57        107
                                       7.125            620.57
    SCHENECTADY      NY   12306          1            08/21/03         23
    0436454201                           05           10/01/03          0
    03005237                             O            09/01/33
    0
1




    8614810          R65/G01             F          138,030.00         ZZ
                                         360        138,030.00          1
                                       7.500            965.13        107
                                       7.250            965.13
    CLEARWATER       FL   33755          1            08/21/03         23
    0436484513                           05           10/01/03          0
    0000001814                           O            09/01/33
    0


    8614816          U85/G01             F          128,750.00         ZZ
                                         360        128,750.00          1
                                       7.375            889.24        103
                                       7.125            889.24
    CUDAHY           WI   53110          1            08/22/03         23
    0436475891                           05           10/01/03          0
    TQS447                               O            09/01/33
    0


    8614828          T63/G01             F          240,000.00         ZZ
                                         360        240,000.00          1
                                       8.125          1,781.99        100
                                       7.875          1,781.99
    SIOUX FALLS      SD   57110          5            08/16/03         23
    0436475412                           05           10/01/03          0
    12896610                             O            09/01/33
    0


    8614850          K15/G01             F          257,500.00         ZZ
                                         360        257,500.00          1
                                       7.875          1,867.05        103
                                       7.625          1,867.05
    LOS ANGELES      CA   91306          5            08/11/03         23
    0436463764                           01           10/01/03          0
    024905511802                         O            09/01/33
    0


    8614856          P01/G01             F          117,100.00         ZZ
                                         360        117,100.00          1
                                       7.250            798.83        107
                                       7.000            798.83
    SELKIRK          NY   12158          1            08/18/03         23
    0436453914                           07           10/01/03          0
    03005184                             O            09/01/33
    0
1




    8614868          T23/G01             F           75,190.00         ZZ
                                         360         75,190.00          1
                                       8.500            578.15        103
                                       8.250            578.15
    PITTSBURGH       PA   15207          5            08/21/03         23
    0436457303                           05           10/01/03          0
    6779                                 O            09/01/33
    0


    8614871          R17/G01             F          147,600.00         ZZ
                                         360        146,205.70          1
                                       7.375          1,019.44        106
                                       7.125          1,019.44
    KIRKLAND         WA   98034          1            08/20/02         23
    0435662218                           01           10/01/02          0
    1000132551                           O            09/01/32
    0


    8614872          808/G01             F          185,400.00         ZZ
                                         360        185,400.00          1
                                       7.250          1,264.76        103
                                       7.000          1,264.76
    FRESNO           CA   93704          1            08/20/03         23
    0436443717                           05           10/01/03          0
    9106704                              O            09/01/33
    0


    8614886          P01/G01             F          118,347.00         ZZ
                                         360        118,347.00          1
                                       9.250            973.61        103
                                       9.000            973.61
    ALBANY           NY   12205          1            08/13/03         23
    0436453088                           05           10/01/03          0
    03005180                             O            09/01/33
    0


    8614892          808/G01             F          264,775.00         ZZ
                                         360        264,775.00          1
                                       7.125          1,783.84        106
                                       6.875          1,783.84
    MODESTO          CA   95351          1            08/13/03         23
    0436444343                           05           10/01/03          0
    9430658                              O            09/01/33
    0
1




    8615012          B57/G01             F          128,750.00         ZZ
                                         360        128,750.00          1
                                       7.375            889.24        103
                                       7.125            889.24
    LAS VEGAS        NV   89119          1            08/19/03         23
    0436445993                           07           10/01/03          0
    21004383                             O            09/01/33
    0


    8615048          X05/G01             F          290,000.00         ZZ
                                         360        290,000.00          1
                                       6.375          1,809.22        100
                                       6.125          1,809.22
    HONOLULU         HI   96816          1            08/12/03         23
    0436461776                           01           10/01/03          0
    013070674                            O            09/01/33
    0


    8615050          X05/G01             F          251,450.00         ZZ
                                         360        251,450.00          1
                                       7.000          1,672.90        107
                                       6.750          1,672.90
    OCEANSIDE        CA   92057          1            08/11/03         23
    0436462261                           09           10/01/03          0
    013070358                            O            09/01/33
    0


    8615094          B43/G01             F          123,750.00         ZZ
                                         360        123,750.00          1
                                       6.875            812.95         99
                                       6.625            812.95
    POMONA           CA   91767          5            08/07/03         23
    0436472567                           01           10/01/03          0
    33723                                O            09/01/33
    0


    8615136          B76/G01             F          328,570.00         ZZ
                                         360        328,570.00          1
                                       7.875          2,382.37        103
                                       7.625          2,382.37
    ROCHESTER HILLS  MI   48307          1            08/22/03         23
    0436449359                           05           10/01/03          0
    1                                    O            09/01/33
    0
1




    8615142          B76/G01             F           89,000.00         ZZ
                                         360         89,000.00          1
                                       7.000            592.12        100
                                       6.750            592.12
    CLINTON TOWNSHI  MI   48036          1            08/08/03         23
    0436449979                           05           10/01/03          0
    0004837811                           O            09/01/33
    0


    8615168          F64/G01             F           90,640.00         ZZ
                                         360         90,640.00          1
                                       7.875            657.20        103
                                       7.625            657.20
    NORFOLK          VA   23518          1            08/15/03         23
    0436444392                           05           10/01/03          0
    117459201                            O            09/01/33
    0


    8615370          X67/G01             F           68,000.00         ZZ
                                         360         68,000.00          1
                                       7.875            493.05        100
                                       7.625            493.05
    BRISTOL          TN   37620          5            08/05/03         23
    0436456461                           05           10/01/03          0
    0000422246                           O            09/01/33
    0


    8615396          642/G01             F           85,700.00         ZZ
                                         360         85,700.00          1
                                       7.375            591.91        106
                                       7.125            591.91
    PHENIX CITY      AL   36867          1            08/26/03         23
    0436471254                           05           10/01/03          0
    07266503                             O            09/01/33
    0


    8615410          642/G01             F          145,520.00         ZZ
                                         360        145,520.00          1
                                       7.250            992.70        107
                                       7.000            992.70
    MILFORD          DE   19963          2            08/25/03         23
    0436472138                           05           10/01/03          0
    06176303                             O            09/01/33
    0
1




    8615428          G51/G01             F           82,500.00         ZZ
                                         360         82,500.00          1
                                       7.500            576.85        100
                                       7.250            576.85
    ST PETERSBURG    FL   33710          1            08/25/03         23
    0436471098                           05           10/01/03          0
    25003923                             O            09/01/33
    0


    8615446          950/G01             F          215,950.00         ZZ
                                         360        215,950.00          1
                                       8.125          1,603.42        100
                                       7.875          1,603.42
    FIFE             WA   98424          1            08/13/03         23
    0436482533                           03           10/01/03          0
    E2361161                             O            09/01/33
    0


    8615454          F64/G01             F           85,600.00         ZZ
                                         360         85,600.00          1
                                       8.115            634.98        107
                                       7.865            634.98
    SHADYSIDE        OH   43947          5            08/04/03         23
    0436474498                           05           10/01/03          0
    77003738                             O            09/01/33
    0


    8615472          K15/G01             F          146,200.00         ZZ
                                         360        146,200.00          1
                                       8.500          1,124.15        103
                                       8.250          1,124.15
    PARMA            OH   44130          5            08/21/03         23
    0436477020                           05           10/01/03          0
    028705511195                         O            09/01/33
    0


    8615490          K15/G01             F          179,800.00         ZZ
                                         360        179,800.00          1
                                       7.625          1,272.61        103
                                       7.375          1,272.61
    LINDEN           NJ   07036          5            08/07/03         23
    0436462220                           05           10/01/03          0
    011005519965                         O            09/01/33
    0
1




    8615536          F34/G01             F          321,250.00         ZZ
                                         360        321,250.00          1
                                       8.125          2,385.27        103
                                       7.875          2,385.27
    WALDORF          MD   20603          1            08/26/03         23
    0436468458                           03           10/01/03          0
    42308025                             O            09/01/33
    0


    8615540          K15/G01             F           79,500.00         ZZ
                                         360         79,500.00          1
                                       7.750            569.55         97
                                       7.500            569.55
    AURORA           NY   14052          5            08/07/03         23
    0436477004                           05           10/01/03          0
    023605519604                         O            09/01/33
    0


    8615550          313/G01             F          128,400.00         ZZ
                                         360        128,400.00          1
                                       7.375            886.83        107
                                       7.125            886.83
    SPOKANE          WA   99203          2            08/11/03         23
    0436460109                           05           10/01/03          0
    0009835844                           O            09/01/33
    0


    8615572          Q14/G01             F          138,000.00         ZZ
                                         360        138,000.00          1
                                       6.875            906.56        100
                                       6.625            906.56
    MESA             AZ   85205          2            08/20/03         23
    0436485429                           05           10/01/03          0
    314896                               O            09/01/33
    0


    8615604          M45/G01             F           60,500.00         T
                                         360         60,500.00          1
                                       7.125            407.60        100
                                       6.875            407.60
    PANAMA CITY BEA  FL   32407          1            08/01/03         23
    0436463319                           01           10/01/03          0
    A0514549                             O            09/01/33
    0
1




    8615652          M45/G01             F          119,468.00         ZZ
                                         360        119,468.00          1
                                       8.625            929.21        100
                                       8.375            929.21
    HIDE AWAY HILLS  OH   43107          1            08/13/03         23
    0436470793                           05           10/01/03          0
    A0517659                             O            09/01/33
    0


    8615662          J40/G01             F           71,070.00         ZZ
                                         360         71,070.00          1
                                       9.125            578.25        103
                                       8.875            578.25
    TAMPA            FL   33603          1            08/08/03         23
    0436463673                           05           10/01/03          0
    1134136                              O            09/01/33
    0


    8615694          M45/G01             F          160,000.00         ZZ
                                         360        159,858.83          1
                                       6.625          1,024.50        100
                                       6.375          1,024.50
    GREENSBORO       NC   27408          1            07/29/03         23
    0436458004                           05           09/01/03          0
    A0488478                             O            08/01/33
    0


    8615708          M45/G01             F          177,000.00         ZZ
                                         360        177,000.00          1
                                       9.000          1,424.19        100
                                       8.750          1,424.19
    PHOENIX          AZ   85044          1            08/15/03         23
    0436458061                           05           10/01/03          0
    A0537689                             O            09/01/33
    0


    8615736          B57/G01             F           62,500.00         ZZ
                                         360         62,500.00          1
                                       7.250            426.36         95
                                       7.000            426.36
    SANFORD          FL   32771          1            08/15/03         23
    0436490684                           05           10/01/03          0
    21003126                             N            09/01/33
    0
1




    8615772          B57/G01             F           59,850.00         ZZ
                                         360         59,850.00          1
                                       7.250            408.28         95
                                       7.000            408.28
    SANFORD          FL   32771          1            08/15/03         23
    0436490668                           05           10/01/03          0
    21003083                             N            09/01/33
    0


    8615886          808/G01             F          158,500.00         ZZ
                                         360        158,500.00          1
                                       6.875          1,041.24        106
                                       6.625          1,041.24
    FONTANA (AREA)   CA   92335          1            08/08/03         23
    0436463392                           05           10/01/03          0
    9332129                              O            09/01/33
    0


    8615888          808/G01             F          163,700.00         ZZ
                                         360        163,700.00          1
                                       8.125          1,215.47        103
                                       7.875          1,215.47
    FRESNO           CA   93728          1            08/20/03         23
    0436463590                           05           10/01/03          0
    9106705                              O            09/01/33
    0


    8615890          808/G01             F          188,485.00         ZZ
                                         360        188,485.00          1
                                       7.500          1,317.91        103
                                       7.250          1,317.91
    HANFORD          CA   93230          1            08/12/03         23
    0436456123                           05           10/01/03          0
    9106623                              O            09/01/33
    0


    8616166          Q30/G01             F           70,000.00         ZZ
                                         360         69,957.59          1
                                       8.500            538.24        100
                                       8.250            538.24
    EASTON           PA   18042          1            08/04/03         23
    0436471353                           05           09/01/03          0
    32011044                             O            08/01/33
    0
1




    8616248          U05/G01             F          115,000.00         ZZ
                                         360        115,000.00          1
                                       8.250            863.96        100
                                       8.000            863.96
    BULVERDE         TX   78163          1            08/20/03         23
    0436481659                           05           10/01/03          0
    00374818                             O            09/01/33
    0


    8616256          G34/G01             F          235,000.00         ZZ
                                         360        235,000.00          1
                                       6.625          1,504.73        100
                                       6.375          1,504.73
    LAS VEGAS        NV   89145          1            08/27/03         23
    0436467898                           07           10/01/03          0
    77307024                             O            09/01/33
    0


    8616286          L20/G01             F          166,500.00         ZZ
                                         360        166,500.00          1
                                       7.125          1,121.74        100
                                       6.875          1,121.74
    RENO             NV   89502          1            08/26/03         23
    0436466940                           05           10/01/03          0
    1141080114                           O            09/01/33
    0


    8616288          588/G01             F          171,200.00         ZZ
                                         360        171,200.00          1
                                       6.500          1,082.10        107
                                       6.250          1,082.10
    POTTSTWON        PA   19464          1            08/25/03         23
    0436492557                           05           10/01/03          0
    1098196                              O            09/01/33
    0


    8616292          J40/G01             F           64,890.00         ZZ
                                         360         64,890.00          1
                                       8.750            510.49        103
                                       8.500            510.49
    TULSA            OK   74107          5            08/11/03         23
    0436471775                           05           10/01/03          0
    7784917                              O            09/01/33
    0
1




    8616336          K15/G01             F          129,600.00         ZZ
                                         360        129,493.77          1
                                       7.000            862.23         95
                                       6.750            862.23
    MINNEAPOLIS      MN   55411          1            07/21/03         23
    0436479745                           05           09/01/03          0
    046400122061                         N            08/01/33
    0


    8616376          U05/G01             F          174,900.00         ZZ
                                         360        174,900.00          1
                                       7.750          1,253.01        100
                                       7.500          1,253.01
    MODESTO          CA   95351          1            08/08/03         23
    0436482376                           05           10/01/03          0
    3378458                              O            09/01/33
    0


    8616406          E22/G01             F          121,600.00         ZZ
                                         360        121,600.00          1
                                       6.750            788.70         95
                                       6.500            788.70
    OVERLAND PARK    KS   66212          1            08/28/03         23
    0418273017                           09           10/01/03          0
    0418273017                           N            09/01/33
    0


    8616424          W39/G01             F          228,250.00         ZZ
                                         360        228,058.24          2
                                       6.875          1,499.44        105
                                       6.625          1,499.44
    NEW ORLEANS      LA   70119          1            07/25/03         23
    0436466890                           05           09/01/03          0
    LA034430                             O            08/01/33
    0


    8616456          E22/G01             F          198,000.00         ZZ
                                         360        198,000.00          1
                                       7.250          1,350.71        100
                                       7.000          1,350.71
    SPARKS           NV   89436          1            08/19/03         23
    0418312385                           05           10/01/03          0
    0418312385                           O            09/01/33
    0
1




    8616476          P29/G01             F           74,385.00         ZZ
                                         360         74,385.00          1
                                       8.250            558.83         95
                                       8.000            558.83
    WATERLOO         IA   50701          1            08/26/03         23
    0436475024                           05           10/01/03          0
    12955791                             N            09/01/33
    0


    8616482          E22/G01             F          184,040.00         ZZ
                                         360        184,040.00          1
                                       7.250          1,255.48        107
                                       7.000          1,255.48
    CHANDLER         AZ   85248          5            08/20/03         23
    0418210746                           03           10/01/03          0
    0418210746                           O            09/01/33
    0


    8616484          W39/G01             F           80,300.00         ZZ
                                         360         80,250.09          1
                                       8.375            610.34        103
                                       8.125            610.34
    JACKSONVILLE     AL   36265          2            07/28/03         23
    0436466999                           05           09/01/03          0
    LA032435                             O            08/01/33
    0


    8616536          E22/G01             F          198,000.00         ZZ
                                         360        198,000.00          1
                                       7.750          1,418.50        100
                                       7.500          1,418.50
    SACRAMENTO       CA   95864          1            08/19/03         23
    0418232716                           05           10/01/03          0
    0418232716                           O            09/01/33
    0


    8616542          E22/G01             F          147,300.00         ZZ
                                         360        147,300.00          1
                                       7.250          1,004.85        103
                                       7.000          1,004.85
    BIRMINGHAM       AL   35243          1            08/28/03         23
    0418235081                           09           10/01/03          0
    0418235081                           O            09/01/33
    0
1




    8616558          E22/G01             F          555,000.00         ZZ
                                         360        555,000.00          1
                                       7.125          3,739.14        100
                                       6.875          3,739.14
    PLEASANTON       CA   94588          1            08/13/03         23
    0418240321                           05           10/01/03          0
    0418240321                           O            09/01/33
    0


    8616560          E22/G01             F          130,000.00         ZZ
                                         360        130,000.00          1
                                       7.750            931.34        100
                                       7.500            931.34
    METAMORA         MI   48446          1            08/28/03         23
    0418169223                           05           10/01/03          0
    0418169223                           O            09/01/33
    0


    8616572          E22/G01             F          148,835.00         ZZ
                                         360        148,835.00          1
                                       7.875          1,079.16        103
                                       7.625          1,079.16
    BOISE            ID   83706          5            08/19/03         23
    0418176863                           05           10/01/03          0
    0418176863                           O            09/01/33
    0


    8616604          E22/G01             F          169,950.00         ZZ
                                         360        169,950.00          1
                                       7.250          1,159.36        103
                                       7.000          1,159.36
    GREELEY          CO   80631          1            08/28/03         23
    0418193686                           05           10/01/03          0
    0418193686                           O            09/01/33
    0


    8616614          F64/G01             F          127,400.00         ZZ
                                         360        127,400.00          1
                                       8.500            979.60        103
                                       8.250            979.60
    VIRGINIA BEACH   VA   23462          1            08/06/03         00
    0436474175                           09           10/01/03          0
    5500005591                           O            09/01/33
    0
1




    8616616          E22/G01             F          158,620.00         ZZ
                                         360        158,620.00          1
                                       7.125          1,068.65        103
                                       6.875          1,068.65
    CUMMING          GA   30041          2            08/22/03         23
    0418195210                           05           10/01/03          0
    0418195210                           O            09/01/33
    0


    8616618          E22/G01             F          169,000.00         ZZ
                                         360        169,000.00          1
                                       8.000          1,240.06        100
                                       7.750          1,240.06
    CONWAY           AR   72034          1            08/28/03         23
    0418197356                           05           10/01/03          0
    0418197356                           O            09/01/33
    0


    8616622          E22/G01             F          123,600.00         ZZ
                                         360        123,600.00          1
                                       6.375            771.10        103
                                       6.125            771.10
    KINGSBURG        CA   93631          1            08/25/03         23
    0418197919                           07           10/01/03          0
    0418197919                           O            09/01/33
    0


    8616624          E22/G01             F          123,700.00         ZZ
                                         360        123,700.00          1
                                       6.875            812.62        105
                                       6.625            812.62
    PORTLAND         OR   97220          1            08/26/03         23
    0418199337                           05           10/01/03          0
    0418199337                           O            09/01/33
    0


    8616642          E22/G01             F           83,750.00         ZZ
                                         360         83,750.00          1
                                       6.875            550.18        100
                                       6.625            550.18
    HOT SPRINGS      AR   71901          1            08/28/03         23
    0418209482                           05           10/01/03          0
    0418209482                           O            09/01/33
    0
1




    8616660          E22/G01             F          149,350.00         ZZ
                                         360        149,350.00          1
                                       7.625          1,057.09        103
                                       7.375          1,057.09
    COLORADO SPRING  CO   80911          1            08/26/03         23
    0418159661                           05           10/01/03          0
    0418159661                           O            09/01/33
    0


    8616708          F64/G01             F          159,650.00         ZZ
                                         360        159,650.00          1
                                       7.000          1,062.16        103
                                       6.750          1,062.16
    VIRGINIA BEACH   VA   23456          1            08/21/03         23
    0436474886                           07           10/01/03          0
    5800001163                           O            09/01/33
    0


    8616736          E22/G01             F          165,850.00         ZZ
                                         360        165,850.00          1
                                       7.000          1,103.40        107
                                       6.750          1,103.40
    VANCOUVER        WA   98682          1            08/21/03         23
    0418152054                           05           10/01/03          0
    0418152054                           O            09/01/33
    0


    8616740          E22/G01             F           86,520.00         ZZ
                                         360         86,520.00          1
                                       8.375            657.61        103
                                       8.125            657.61
    BARDSTOWN        KY   40004          1            08/28/03         23
    0418056073                           05           10/01/03          0
    0418056073                           O            09/01/33
    0


    8616780          M45/G01             F          359,400.00         ZZ
                                         360        359,400.00          1
                                       8.250          2,700.06        103
                                       8.000          2,700.06
    SANTA FE         NM   87508          1            08/15/03         23
    0436478135                           03           10/01/03          0
    A0525511                             O            09/01/33
    0
1




    8616812          E22/G01             F          133,797.00         ZZ
                                         360        133,797.00          1
                                       7.500            935.53        103
                                       7.250            935.53
    BURLINGTON       NC   27215          1            08/28/03         23
    0418081097                           05           10/01/03          0
    0418081097                           O            09/01/33
    0


    8616824          E22/G01             F          127,100.00         ZZ
                                         360        127,100.00          1
                                       7.125            856.30        103
                                       6.875            856.30
    CINCINNATI       OH   45238          1            08/28/03         23
    0418089454                           05           10/01/03          0
    0418089454                           O            09/01/33
    0


    8616838          E22/G01             F          133,564.00         ZZ
                                         360        133,564.00          1
                                       7.000            888.60        105
                                       6.750            888.60
    LINCOLN          NE   68521          1            08/28/03         23
    0418098398                           05           10/01/03          0
    0418098398                           O            09/01/33
    0


    8616868          E22/G01             F          209,500.00         ZZ
                                         360        209,500.00          1
                                       6.500          1,324.18        100
                                       6.250          1,324.18
    DALLAS           TX   75248          1            08/28/03         23
    0417866811                           03           10/01/03          0
    0417866811                           O            09/01/33
    0


    8617020          E22/G01             F          159,900.00         ZZ
                                         360        159,900.00          1
                                       6.625          1,023.86        100
                                       6.375          1,023.86
    SALEM            OR   97305          1            08/18/03         23
    0417917085                           05           10/01/03          0
    0417917085                           O            09/01/33
    0
1




    8617054          H76/G01             F          157,590.00         ZZ
                                         360        157,590.00          1
                                       8.375          1,197.80        103
                                       8.125          1,197.80
    CLIFTON PARK     NY   12065          5            08/23/03         23
    0436462832                           05           10/01/03          0
    2003505914                           O            09/01/33
    0


    8617140          E22/G01             F          265,000.00         ZZ
                                         360        265,000.00          1
                                       7.125          1,785.35        100
                                       6.875          1,785.35
    SACRAMENTO       CA   95831          1            08/25/03         23
    0415942770                           09           10/01/03          0
    0415942770                           O            09/01/33
    0


    8617224          E22/G01             F          179,000.00         ZZ
                                         360        179,000.00          1
                                       7.000          1,190.89        106
                                       6.750          1,190.89
    KENNEWICK        WA   99336          5            08/20/03         23
    0418049219                           05           10/01/03          0
    0418049219                           O            09/01/33
    0


    8617268          U05/G01             F          294,000.00         ZZ
                                         360        294,000.00          1
                                       7.500          2,055.69        100
                                       7.250          2,055.69
    SHINGLE SPRINGS  CA   95682          1            08/19/03         23
    0436480800                           05           10/01/03          0
    3408419                              O            09/01/33
    0


    8617272          E22/G01             F          135,000.00         ZZ
                                         360        135,000.00          1
                                       7.500            943.94        103
                                       7.250            943.94
    MONTROSE         CO   81401          1            08/28/03         23
    0417934510                           05           10/01/03          0
    0417934510                           O            09/01/33
    0
1




    8617352          E22/G01             F          183,000.00         ZZ
                                         360        183,000.00          1
                                       6.500          1,156.68        104
                                       6.250          1,156.68
    MESA             AZ   85206          1            08/19/03         23
    0417996865                           05           10/01/03          0
    0417996865                           O            09/01/33
    0


    8617420          E22/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
                                       6.750          1,686.36        107
                                       6.500          1,686.36
    BELLINGHAM       WA   98225          1            08/22/03         23
    0418335774                           05           10/01/03          0
    0418335774                           O            09/01/33
    0


    8617896          408/G01             F          131,325.00         ZZ
                                         360        131,325.00          1
                                       7.750            940.83        103
                                       7.500            940.83
    SMITHVILLE       MO   64089          1            08/13/03         23
    0436466916                           03           10/01/03          0
    703038865                            O            09/01/33
    0


    8617984          M24/G01             F          111,500.00         ZZ
                                         360        111,500.00          1
                                       6.625            713.95        105
                                       6.375            713.95
    TUCSON           AZ   85746          1            08/08/03         23
    0436466866                           03           10/01/03          0
    0288216616                           O            09/01/33
    0


    8618200          Q78/G01             F           43,260.00         ZZ
                                         360         43,260.00          1
                                       7.250            295.11        103
                                       7.000            295.11
    WICHITA          KS   67211          1            08/25/03         23
    0436469936                           05           10/01/03          0
    734771                               O            09/01/33
    0
1




    8618276          F64/G01             F          283,500.00         ZZ
                                         360        283,500.00          1
                                       7.375          1,958.06        107
                                       7.125          1,958.06
    WOODBRIDGE       VA   22192          5            08/06/03         23
    0436474712                           09           10/01/03          0
    77003679                             O            09/01/33
    0


    8618340          F34/G01             F          360,300.00         ZZ
                                         360        360,300.00          1
                                       6.625          2,307.04        100
                                       6.375          2,307.04
    WOODBRIDGE       VA   22193          1            08/27/03         23
    0436476493                           05           10/01/03          0
    27302004                             O            09/01/33
    0


    8618490          Q78/G01             F           96,300.00         ZZ
                                         360         96,300.00          1
                                       7.375            665.13        107
                                       7.125            665.13
    DAVENPORT        IA   52806          2            08/22/03         23
    0436470165                           05           10/01/03          0
    731961                               O            09/01/33
    0


    8618492          W39/G01             F          228,900.00         ZZ
                                         360        228,900.00          1
                                       7.625          1,620.14        102
                                       7.375          1,620.14
    MCKINNEY         TX   75070          1            08/15/03         23
    0436457758                           03           10/01/03          0
    PN137402                             O            09/01/33
    0


    8618540          N74/G01             F          100,580.00         ZZ
                                         360        100,512.51          1
                                       8.000            738.02        107
                                       7.750            738.02
    RICHMOND         VA   23231          5            08/25/03         23
    0436490734                           05           09/29/03          0
    0033189010                           O            08/29/33
    0
1




    8618556          Q78/G01             F           85,501.00         ZZ
                                         360         85,501.00          1
                                       8.250            642.35         95
                                       8.000            642.35
    SAINT JOSEPH     MO   64507          5            08/22/03         23
    0436469878                           05           10/01/03          0
    733700                               O            09/01/33
    0


    8618646          F34/G01             F           80,000.00         ZZ
                                         360         80,000.00          1
                                       7.500            559.37        100
                                       7.250            559.37
    WILTON MANORS    FL   33305          1            08/22/03         12
    0436478994                           01           10/01/03         40
    48308004                             O            09/01/33
    0


    8618684          Q78/G01             F           69,500.00         ZZ
                                         360         69,500.00          1
                                       7.375            480.02        100
                                       7.125            480.02
    CLEVELAND        OH   44111          1            08/07/03         23
    0436469563                           05           10/01/03          0
    732885                               O            09/01/33
    0


    8618734          Q78/G01             F           64,836.00         ZZ
                                         360         64,836.00          1
                                       7.750            464.50        107
                                       7.500            464.50
    VALLEY CENTER    KS   67147          1            08/22/03         23
    0436469530                           05           10/01/03          0
    736009                               O            09/01/33
    0


    8618764          Q78/G01             F          150,870.00         ZZ
                                         360        150,870.00          1
                                       7.750          1,080.86        107
                                       7.500          1,080.86
    COLORADO SPRING  CO   80916          5            08/12/03         23
    0436469738                           05           10/01/03          0
    734282                               O            09/01/33
    0
1




    8618796          Q78/G01             F           68,200.00         ZZ
                                         360         68,141.28          1
                                       6.750            442.35        105
                                       6.500            442.35
    HAZELWOOD        MO   63042          1            07/10/03         23
    0436469589                           05           09/01/03          0
    732389                               O            08/01/33
    0


    8618824          Q78/G01             F          125,000.00         ZZ
                                         360        125,000.00          1
                                       7.375            863.35        107
                                       7.125            863.35
    SPARTANBURG      SC   29306          2            08/25/03         23
    0436469670                           05           10/01/03          0
    734452                               O            09/01/33
    0


    8618890          Q78/G01             F          101,430.00         ZZ
                                         360        101,430.00          1
                                       6.990            674.14        104
                                       6.740            674.14
    LINCOLN          NE   68510          1            08/21/03         23
    0436469613                           05           10/01/03          0
    734730                               O            09/01/33
    0


    8618924          Q78/G01             F          143,638.00         ZZ
                                         360        143,638.00          1
                                       8.875          1,142.85        103
                                       8.625          1,142.85
    SAINT PETERS     MO   63376          1            08/12/03         23
    0436469498                           05           10/01/03          0
    734896                               O            09/01/33
    0


    8618958          Q78/G01             F          133,900.00         ZZ
                                         360        133,900.00          1
                                       7.990            981.58        103
                                       7.740            981.58
    HUDSON           NC   28638          2            08/25/03         23
    0436469985                           05           10/01/03          0
    734826                               O            09/01/33
    0
1




    8619020          Q78/G01             F          188,100.00         ZZ
                                         360        188,100.00          1
                                       6.875          1,235.69        107
                                       6.625          1,235.69
    WEST DES MOINES  IA   50265          2            08/20/03         23
    0436470124                           05           10/01/03          0
    734770                               O            09/01/33
    0


    8619168          W89/G01             F          121,980.00         ZZ
                                         360        121,980.00          1
                                       7.750            873.88        107
                                       7.500            873.88
    OLIN             IA   52320          5            08/26/03         23
    0436457642                           05           10/01/03          0
    4440366284                           O            09/01/33
    0


    8619492          W40/G01             F           83,400.00         ZZ
                                         360         83,400.00          1
                                       7.000            554.86        107
                                       6.750            554.86
    BATTLE CREEK     MI   49017          5            08/21/03         00
    0436458459                           05           10/01/03          0
    1020025494                           O            09/01/33
    0


    8619506          U42/G01             F           71,650.00         ZZ
                                         360         71,650.00          1
                                       7.000            476.69        106
                                       6.750            476.69
    DENISON          TX   75020          1            08/21/03         23
    0436457600                           05           10/01/03          0
    15301616                             O            09/01/33
    0


    8619608          Q14/G01             F          204,100.00         ZZ
                                         360        204,100.00          1
                                       7.500          1,427.10        105
                                       7.250          1,427.10
    AVONDALE         AZ   85323          1            08/22/03         23
    0436481618                           05           10/01/03          0
    0000315552                           O            09/01/33
    0
1




    8619628          W89/G01             F          194,600.00         ZZ
                                         360        194,600.00          1
                                       7.750          1,394.14        107
                                       7.500          1,394.14
    AURORA           CO   80017          5            08/28/03         23
    0436476550                           05           10/01/03          0
    4440365490                           O            09/01/33
    0


    8619658          624/G01             F          152,314.00         ZZ
                                         360        152,314.00          1
                                       6.375            950.24        107
                                       6.125            950.24
    VISALIA          CA   93292          1            08/04/03         23
    0436459796                           05           10/01/03          0
    1000041183                           O            09/01/33
    0


    8619674          X83/G01             F           80,250.00         ZZ
                                         360         80,193.24          1
                                       7.740            574.37        107
                                       7.490            574.37
    BRADFORD         OH   45308          2            08/25/03         23
    0436457725                           05           09/29/03          0
    8400908                              O            08/29/33
    0


    8619726          X83/G01             F          153,000.00         ZZ
                                         360        152,891.80          1
                                       7.740          1,095.05        107
                                       7.490          1,095.05
    INDIANAPOLIS     IN   46239          5            08/26/03         23
    0436457469                           05           09/30/03          0
    8206364                              O            08/30/33
    0


    8619742          S53/G01             F          156,923.00         ZZ
                                         360        156,923.00          1
                                       8.490          1,205.49        103
                                       8.240          1,205.49
    COLUMBUS         OH   43230          1            08/20/03         23
    0436470892                           05           10/01/03          0
    9850428000                           O            09/01/33
    0
1




    8619810          R80/G01             F          167,800.00         ZZ
                                         360        167,800.00          1
                                       7.375          1,158.95        100
                                       7.125          1,158.95
    TEMPE            AZ   85283          1            08/04/03         23
    0436457436                           03           10/01/03          0
    43537                                O            09/01/33
    0


    8619874          R65/G01             F          293,550.00         ZZ
                                         360        293,550.00          1
                                       7.625          2,077.73        103
                                       7.375          2,077.73
    STERLING         VA   20164          1            08/15/03         23
    0436475495                           05           10/01/03          0
    0000001812                           O            09/01/33
    0


    8619876          B76/G01             F          202,900.00         ZZ
                                         360        202,900.00          1
                                       8.250          1,524.32        103
                                       8.000          1,524.32
    GRAND BLANC      MI   48439          1            08/13/03         23
    0436457618                           05           10/01/03          0
    0004842118                           O            09/01/33
    0


    8619932          F64/G01             F          175,900.00         ZZ
                                         360        175,900.00          1
                                       6.875          1,155.54        104
                                       6.625          1,155.54
    VIRGINIA BEACH   VA   23464          1            08/12/03         23
    0436480958                           05           10/01/03          0
    5500005995                           O            09/01/33
    0


    8619940          B43/G01             F          174,100.00         ZZ
                                         360        174,100.00          1
                                       8.750          1,369.65        100
                                       8.500          1,369.65
    ALLEN            TX   75002          2            08/25/03         23
    0436490098                           03           10/01/03          0
    38636                                O            09/01/33
    0
1




    8619984          G75/G01             F          143,900.00         ZZ
                                         360        143,900.00          1
                                       6.500            909.55        106
                                       6.250            909.55
    MIDLOTHIAN       VA   23112          1            08/15/03         23
    0436481725                           05           10/01/03          0
    05184407                             O            09/01/33
    0


    8620928          X83/G01             F          241,285.00         ZZ
                                         360        241,127.17          1
                                       8.125          1,791.53        107
                                       7.875          1,791.53
    WASHINGTON       IN   47501          5            08/26/03         23
    0436467096                           05           09/30/03          0
    8206371                              O            08/30/33
    0


    8621056          E22/G01             F          184,254.00         ZZ
                                         360        184,254.00          1
                                       7.375          1,272.60        103
                                       7.125          1,272.60
    PLANO            TX   75074          1            08/29/81         23
    0417573086                           05           10/01/03          0
    0417573086                           O            09/01/33
    0


    8621094          E22/G01             F          106,020.00         ZZ
                                         360        106,020.00          1
                                       6.875            696.48         95
                                       6.625            696.48
    POST FALLS       ID   83854          1            08/26/03         23
    0417664893                           05           10/01/03          0
    0417664893                           N            09/01/33
    0


    8621152          E22/G01             F           38,100.00         ZZ
                                         360         38,100.00          1
                                       8.500            292.96        103
                                       8.250            292.96
    MARENGO          IN   47140          1            08/29/03         23
    0417730710                           05           10/01/03          0
    0417730710                           O            09/01/33
    0
1




    8621198          E22/G01             F          278,093.00         ZZ
                                         360        278,093.00          1
                                       7.125          1,873.56        107
                                       6.875          1,873.56
    ATTLEBORO        MA   02703          1            08/29/03         23
    0417762093                           05           10/01/03          0
    0417762093                           O            09/01/33
    0


    8621250          E22/G01             F          154,400.00         ZZ
                                         360        154,400.00          1
                                       8.250          1,159.96         99
                                       8.000          1,159.96
    TUSCALOOSA       AL   35405          5            08/25/03         23
    0417806213                           05           10/01/03          0
    0417806213                           O            09/01/33
    0


    8621256          E22/G01             F          299,500.00         ZZ
                                         360        299,500.00          1
                                       7.875          2,171.58        102
                                       7.625          2,171.58
    BOUNTIFUL        UT   84010          2            08/29/03         23
    0417810520                           05           10/01/03          0
    0417810520                           O            09/01/33
    0


    8621272          E22/G01             F          222,000.00         ZZ
                                         360        222,000.00          1
                                       8.500          1,706.99        103
                                       8.250          1,706.99
    SANDY            UT   84093          5            08/25/03         23
    0417870250                           05           10/01/03          0
    0417870250                           O            09/01/33
    0


    8621376          E22/G01             F          148,625.00         ZZ
                                         360        148,625.00          1
                                       7.000            988.81        107
                                       6.750            988.81
    BOISE            ID   83704          1            08/22/03         23
    0417948825                           05           10/01/03          0
    0417948825                           O            09/01/33
    0
1




    8621448          E22/G01             F          141,100.00         ZZ
                                         360        141,100.00          1
                                       7.000            938.74        103
                                       6.750            938.74
    BATON ROUGE      LA   70814          1            08/29/03         23
    0417961638                           05           10/01/03          0
    0417961638                           O            09/01/33
    0


    8621482          E22/G01             F          110,200.00         ZZ
                                         360        110,200.00          1
                                       6.500            696.54        107
                                       6.250            696.54
    LAGRANGE         GA   30240          2            08/05/03         23
    0417983467                           05           10/01/03          0
    0417983467                           O            09/01/33
    0


    8621496          E22/G01             F          110,000.00         ZZ
                                         360        110,000.00          1
                                       7.500            769.14        105
                                       7.250            769.14
    DUNEDIN          FL   34698          5            08/25/03         23
    0417989720                           05           10/01/03          0
    0417989720                           O            09/01/33
    0


    8621514          E22/G01             F          101,175.00         ZZ
                                         360        101,175.00          2
                                       6.875            664.65         95
                                       6.625            664.65
    MEDFORD          OR   97501          1            08/27/03         23
    0417999067                           05           10/01/03          0
    0417999067                           N            09/01/33
    0


    8621590          E22/G01             F          299,600.00         ZZ
                                         360        299,600.00          2
                                       6.500          1,893.68         97
                                       6.250          1,893.68
    ANCHORAGE        AK   99515          1            08/26/03         23
    0418033882                           05           10/01/03          0
    0418033882                           O            09/01/33
    0
1




    8621610          E22/G01             F          129,500.00         ZZ
                                         360        129,500.00          1
                                       7.750            927.75         99
                                       7.500            927.75
    GARDEN CITY      MI   48135          1            08/29/03         23
    0418043840                           05           10/01/03          0
    0418043840                           O            09/01/33
    0


    8621650          E22/G01             F           65,920.00         ZZ
                                         360         65,920.00          1
                                       8.750            518.59        103
                                       8.500            518.59
    BALTIMORE        MD   21213          1            08/29/03         23
    0418055349                           07           10/01/03          0
    0418055349                           O            09/01/33
    0


    8621708          E22/G01             F          169,100.00         ZZ
                                         360        169,100.00          2
                                       7.375          1,167.93         95
                                       7.125          1,167.93
    NEW ORLEANS      LA   70115          1            08/29/03         23
    0418072351                           05           10/01/03          0
    0418072351                           N            09/01/33
    0


    8621732          E22/G01             F          146,775.00         ZZ
                                         360        146,775.00          1
                                       7.500          1,026.27        103
                                       7.250          1,026.27
    EAST WENATCHEE   WA   98802          5            08/22/03         23
    0418081162                           05           10/01/03          0
    0418081162                           O            09/01/33
    0


    8621860          E22/G01             F          130,810.00         ZZ
                                         360        130,810.00          1
                                       7.625            925.86        103
                                       7.375            925.86
    PORT SAINT LUCI  FL   34953          1            08/29/01         23
    0418109278                           05           10/01/03          0
    0418109278                           O            09/01/33
    0
1




    8621964          E22/G01             F          245,000.00         ZZ
                                         360        245,000.00          1
                                       6.750          1,589.07        103
                                       6.500          1,589.07
    ROCHESTER        MI   48306          1            08/29/03         23
    0418138244                           29           10/01/03          0
    0418138244                           O            09/01/33
    0


    8622016          E22/G01             F           74,000.00         ZZ
                                         360         74,000.00          1
                                       6.500            467.73        103
                                       6.250            467.73
    DUNCAN           OK   73533          2            08/25/03         23
    0418150793                           05           10/01/03          0
    0418150793                           O            09/01/33
    0


    8622052          E22/G01             F          272,850.00         ZZ
                                         360        272,850.00          1
                                       6.875          1,792.43        107
                                       6.625          1,792.43
    SACRAMENTO       CA   95833          1            08/25/03         23
    0418153144                           05           10/01/03          0
    0418153144                           O            09/01/33
    0


    8622164          E22/G01             F          146,260.00         ZZ
                                         360        146,260.00          1
                                       8.375          1,111.68        103
                                       8.125          1,111.68
    CHESAPEAKE       VA   23320          1            08/29/03         23
    0418179883                           05           10/01/03          0
    0418179883                           O            09/01/33
    0


    8622172          E22/G01             F          224,700.00         ZZ
                                         360        224,700.00          1
                                       7.125          1,513.85        107
                                       6.875          1,513.85
    MESA             AZ   85204          5            08/22/03         23
    0418184719                           05           10/01/03          0
    0418184719                           O            09/01/33
    0
1




    8622186          E22/G01             F          169,200.00         ZZ
                                         360        169,200.00          1
                                       6.875          1,111.52        104
                                       6.625          1,111.52
    BRUNSWICK        OH   44212          1            08/29/03         23
    0418188801                           05           10/01/03          0
    0418188801                           O            09/01/33
    0


    8622214          E22/G01             F          208,650.00         ZZ
                                         360        208,650.00          1
                                       7.125          1,405.71        107
                                       6.875          1,405.71
    DES ALLEMANDS    LA   70030          2            08/25/03         23
    0418198859                           05           10/01/03          0
    0418198859                           O            09/01/33
    0


    8622222          E22/G01             F          133,750.00         ZZ
                                         360        133,750.00          1
                                       8.125            993.09        103
                                       7.875            993.09
    NEWPORT NEWS     VA   23602          1            08/29/03         23
    0418201612                           05           10/01/03          0
    0418201612                           O            09/01/33
    0


    8622242          E22/G01             F           75,705.00         ZZ
                                         360         75,705.00          1
                                       7.500            529.34        103
                                       7.250            529.34
    CASSELBERRY      FL   32707          1            08/29/03         23
    0418209524                           01           10/01/03          0
    0418209524                           O            09/01/33
    0


    8622314          E22/G01             F          229,900.00         ZZ
                                         360        229,900.00          1
                                       6.875          1,510.28        100
                                       6.625          1,510.28
    POMPANO BEACH    FL   33062          1            08/29/03         23
    0418223798                           01           10/01/03          0
    0418223798                           O            09/01/33
    0
1




    8622456          E22/G01             F           87,000.00         ZZ
                                         360         87,000.00          1
                                       7.875            630.81        100
                                       7.625            630.81
    RICHMOND         VA   23235          1            08/29/03         23
    0418243077                           01           10/01/03          0
    0418243077                           O            09/01/33
    0


    8622460          X21/G01             F          169,950.00         ZZ
                                         360        169,950.00          1
                                       8.125          1,261.88        103
                                       7.875          1,261.88
    MESA             AZ   85201          5            08/21/03         23
    0436487557                           05           10/01/03          0
    709640                               O            09/01/33
    0


    8622468          E22/G01             F          147,500.00         ZZ
                                         360        147,500.00          1
                                       7.125            993.73        100
                                       6.875            993.73
    PACE             FL   32570          1            08/29/03         23
    0418244521                           05           10/01/03          0
    0418244521                           O            09/01/33
    0


    8622490          E22/G01             F          117,000.00         ZZ
                                         360        117,000.00          1
                                       6.875            768.61        100
                                       6.625            768.61
    BIRMINGHAM       AL   35210          1            08/29/03         23
    0418246203                           05           10/01/03          0
    0418246203                           O            09/01/33
    0


    8622508          E22/G01             F          173,250.00         ZZ
                                         360        173,250.00          1
                                       7.750          1,241.18         99
                                       7.500          1,241.18
    GLENWOOD         IA   51534          1            08/29/03         23
    0418249629                           05           10/01/03          0
    0418249629                           O            09/01/33
    0
1




    8622528          X21/G01             F          163,900.00         ZZ
                                         360        163,900.00          1
                                       7.125          1,104.23        106
                                       6.875          1,104.23
    BOWIE            MD   20718          1            08/27/03         23
    0436487540                           05           10/01/03          0
    709871                               O            09/01/33
    0


    8622626          X21/G01             F          137,000.00         ZZ
                                         360        137,000.00          1
                                       7.000            911.47        102
                                       6.750            911.47
    GLENDALE         AZ   85302          5            08/15/03         23
    0436487565                           05           10/01/03          0
    709432                               O            09/01/33
    0


    8622658          E22/G01             F          136,692.00         ZZ
                                         360        136,692.00          1
                                       6.875            897.97        107
                                       6.625            897.97
    SPANAWAY         WA   98387          1            08/26/03         23
    0418276804                           05           10/01/03          0
    0418276804                           O            09/01/33
    0


    8622674          E22/G01             F          121,100.00         ZZ
                                         360        121,100.00          1
                                       7.500            846.75        106
                                       7.250            846.75
    PLANT CITY       FL   33566          1            08/29/03         23
    0418278453                           05           10/01/03          0
    0418278453                           O            09/01/33
    0


    8622690          E22/G01             F           87,400.00         ZZ
                                         360         87,400.00          1
                                       7.125            588.83         95
                                       6.875            588.83
    JACKSONVILLE     FL   32225          1            08/29/03         23
    0418282562                           07           10/01/03          0
    0418282562                           N            09/01/33
    0
1




    8622748          808/G01             F          119,377.00         ZZ
                                         360        119,377.00          1
                                       7.875            865.57        103
                                       7.625            865.57
    DELANO           CA   93215          1            08/19/03         23
    0436485221                           05           10/01/03          0
    9433595                              O            09/01/33
    0


    8622794          E22/G01             F           82,650.00         ZZ
                                         360         82,650.00          1
                                       7.500            577.90         95
                                       7.250            577.90
    PORT SAINT LUCI  FL   34952          1            08/29/03         23
    0418310488                           05           10/01/03          0
    0418310488                           N            09/01/33
    0


    8623057          E22/G01             F          183,000.00         ZZ
                                         360        182,379.73          1
                                       6.875          1,202.18        100
                                       6.625          1,202.18
    GRAND TERRACE    CA   92313          1            04/11/03         23
    0416490530                           05           06/01/03          0
    0416490530                           O            05/01/33
    0


    8623484          477/G01             F          194,700.00         ZZ
                                         360        194,700.00          1
                                       7.500          1,361.37        107
                                       7.250          1,361.37
    PHOENIX          AZ   85048          5            08/20/03         23
    0436473748                           03           10/01/03          0
    239605                               O            09/01/33
    0


    8623486          T23/G01             F           94,760.00         ZZ
                                         360         94,760.00          1
                                       8.250            711.90        103
                                       8.000            711.90
    MONROEVILLE      PA   15146          1            08/27/03         23
    0436464994                           05           10/01/03          0
    6760                                 O            09/01/33
    0
1




    8623492          G51/G01             F          145,750.00         ZZ
                                         360        145,750.00          1
                                       7.625          1,031.61        103
                                       7.375          1,031.61
    JACKSONVILLE     FL   32257          2            08/22/03         23
    0436471619                           05           10/01/03          0
    25003839                             O            09/01/33
    0


    8623494          W40/G01             F          136,750.00         ZZ
                                         360        136,750.00          1
                                       8.250          1,027.36        102
                                       8.000          1,027.36
    SIERRA VISTA     AZ   85635          2            08/25/03         00
    0436467690                           05           10/01/03          0
    1000026901                           O            09/01/33
    0


    8623622          T23/G01             F           81,370.00         ZZ
                                         360         81,370.00          1
                                       8.250            611.31        103
                                       8.000            611.31
    COLUMBUS         OH   43207          2            08/25/03         23
    0436464978                           05           10/01/03          0
    6797                                 O            09/01/33
    0


    8624654          W30/G01             F          328,700.00         ZZ
                                         360        328,700.00          2
                                       6.750          2,131.94        102
                                       6.500          2,131.94
    MARLBOROUGH      MA   01752          1            08/28/03         23
    0436471957                           05           10/01/03          0
    03071130                             O            09/01/33
    0


    8624762          Q14/G01             F          179,000.00         ZZ
                                         360        179,000.00          1
                                       6.750          1,160.99        100
                                       6.500          1,160.99
    MESA             AZ   85208          1            08/22/03         23
    0436490205                           03           10/01/03          0
    0000315266                           O            09/01/33
    0
1




    8626166          X83/G01             F           88,812.00         ZZ
                                         360         88,744.42          1
                                       7.375            613.40        105
                                       7.125            613.40
    NEW ALBANY       IN   47150          1            08/29/03         23
    0436465009                           05           09/29/03          0
    8206384                              O            08/29/33
    0


    8626174          E65/G01             F           85,500.00         ZZ
                                         360         85,500.00          1
                                       7.750            612.53        104
                                       7.500            612.53
    JACKSON          MI   49203          1            08/08/03         23
    0436465603                           05           10/01/03          0
    262648                               O            09/01/33
    0


    8626260          X67/G01             F           90,000.00         ZZ
                                         360         90,000.00          1
                                       6.500            568.86        100
                                       6.250            568.86
    PITTSBURGH       PA   15223          1            08/04/03         23
    0436466171                           05           10/01/03          0
    0000422825                           O            09/01/33
    0


    8626262          X07/G01             F          164,500.00         ZZ
                                         360        164,500.00          2
                                       7.375          1,136.16        100
                                       7.125          1,136.16
    MILWAUKEE        WI   53219          1            08/29/03         23
    0436469407                           05           10/01/03          0
    6910001044                           O            09/01/33
    0


    8626290          685/G01             F          311,250.00         ZZ
                                         360        311,250.00          1
                                       6.750          2,018.76        107
                                       6.500          2,018.76
    LANCASTER        CA   93536          1            08/25/03         23
    0436486187                           05           10/01/03          0
    136312                               O            09/01/33
    0
1




    8626302          W84/G01             F          129,375.00         T
                                         360        129,375.00          1
                                       7.125            871.62        104
                                       6.875            871.62
    CLINTON          UT   84015          1            08/21/03         23
    0436464929                           05           10/01/03          0
    40006988                             O            09/01/33
    0


    8626310          N74/G01             F           73,645.00         ZZ
                                         360         73,602.62          1
                                       8.750            579.37        103
                                       8.500            579.37
    BENTONVILLE      AR   72712          1            08/26/03         23
    0436484661                           05           09/26/03          0
    0033198010                           O            08/26/33
    0


    8626326          B39/G01             F          184,900.00         ZZ
                                         360        184,900.00          1
                                       7.625          1,308.71        100
                                       7.375          1,308.71
    MAPLE GROVE      MN   55369          1            08/27/03         23
    0436491492                           01           10/01/03          0
    20033138F                            O            09/01/33
    0


    8626338          K15/G01             F          175,000.00         ZZ
                                         360        175,000.00          1
                                       7.750          1,253.72        103
                                       7.500          1,253.72
    LINDSTROM        MN   55045          5            08/21/03         23
    0436494504                           05           10/01/03          0
    13105520545                          O            09/01/33
    0


    8626356          U85/G01             F           88,477.00         ZZ
                                         360         88,477.00          1
                                       7.875            641.52        103
                                       7.625            641.52
    DAVENPORT        IA   52804          1            08/28/03         23
    0436481915                           05           10/01/03          0
    TQSSERRANO                           O            09/01/33
    0
1




    8626364          U45/G01             F          171,000.00         ZZ
                                         360        171,000.00          1
                                       6.875          1,123.35         99
                                       6.625          1,123.35
    MURRAY           UT   84123          5            08/26/03         23
    0436489009                           05           10/01/03          0
    00204383                             O            09/01/33
    0


    8626374          U85/G01             F          138,947.00         ZZ
                                         360        138,947.00          1
                                       8.625          1,080.72        103
                                       8.375          1,080.72
    MILWAUKEE        WI   53207          1            08/29/03         23
    0436479661                           05           10/01/03          0
    TQS466                               O            09/01/33
    0


    8626408          M45/G01             F          138,500.00         ZZ
                                         360        138,500.00          1
                                       6.375            864.06        103
                                       6.125            864.06
    CRESTWOOD        IL   60445          1            08/21/03         23
    0436487573                           01           10/01/03          0
    A0500124                             O            09/01/33
    0


    8626422          L76/G01             F           71,775.00         ZZ
                                         360         71,775.00          1
                                       7.750            514.20         99
                                       7.500            514.20
    CLINTON          MO   64735          5            08/22/03         23
    0436464937                           05           10/01/03          0
    991895                               O            09/01/33
    0


    8626434          J95/G01             F          204,000.00         ZZ
                                         360        204,000.00          1
                                       6.750          1,323.14        102
                                       6.500          1,323.14
    PORTLAND         OR   97266          5            08/15/03         23
    0436492003                           05           10/01/03          0
    0044875250                           O            09/01/33
    0
1




    8626450          R80/G01             F          125,780.00         ZZ
                                         360        125,780.00          1
                                       7.375            868.73         95
                                       7.125            868.73
    PHOENIX          AZ   85043          1            08/01/03         23
    0436465769                           03           10/01/03          0
    43495                                N            09/01/33
    0


    8626456          H49/G01             F           95,000.00         ZZ
                                         360         95,000.00          1
                                       7.125            640.03        100
                                       6.875            640.03
    TULSA            OK   74105          1            08/20/03         23
    0436471593                           05           10/01/03          0
    525615                               O            09/01/33
    0


    8626516          T23/G01             F          198,400.00         ZZ
                                         360        198,259.97          1
                                       7.750          1,421.36        102
                                       7.500          1,421.36
    MANSFIELD        OH   44906          2            08/25/03         23
    0436464986                           05           09/29/03          0
    6789                                 O            08/29/33
    0


    8626548          B39/G01             F           93,005.00         ZZ
                                         360         93,005.00          1
                                       7.000            618.76         95
                                       6.750            618.76
    MINNEAPOLIS      MN   55418          1            08/28/03         23
    0436487938                           05           10/01/03          0
    20033652F                            N            09/01/33
    0


    8627416          M24/G01             F          105,450.00         ZZ
                                         360        105,450.00          1
                                       7.625            746.37         95
                                       7.375            746.37
    MESA             AZ   85204          1            08/29/03         23
    0436465447                           03           10/01/03          0
    0253217837                           N            09/01/33
    0
1




    8627468          J95/G01             F          127,000.00         ZZ
                                         360        127,000.00          1
                                       6.375            792.32        100
                                       6.125            792.32
    MOORE            SC   29369          1            08/14/03         23
    0436500706                           05           10/01/03          0
    0044668028                           O            09/01/33
    0


    8627566          F34/G01             F          152,400.00         ZZ
                                         360        152,271.97          1
                                       6.875          1,001.16        107
                                       6.625          1,001.16
    ELKRIDGE         MD   21075          1            07/25/03         23
    0436481824                           01           09/01/03          0
    22307013                             O            08/01/33
    0


    8627576          X83/G01             F           72,100.00         ZZ
                                         360         72,062.54          1
                                       9.240            592.63        103
                                       8.990            592.63
    OFALLON          IL   62269          1            08/29/03         23
    0436464952                           05           09/29/03          0
    8206383                              O            08/29/33
    0


    8627802          E22/G01             F          175,059.00         ZZ
                                         360        175,059.00          1
                                       6.875          1,150.01        103
                                       6.625          1,150.01
    PUYALLUP         WA   98374          1            08/26/03         23
    0418143343                           05           10/01/03          0
    0418143343                           O            09/01/33
    0


    8627940          E22/G01             F          169,200.00         ZZ
                                         360        169,200.00          1
                                       7.125          1,139.93        103
                                       6.875          1,139.93
    COLORADO SPRING  CO   80917          5            08/27/03         23
    0418011250                           05           10/01/03          0
    0418011250                           O            09/01/33
    0
1




    8628088          E22/G01             F          183,400.00         ZZ
                                         360        183,400.00          1
                                       6.875          1,204.81        104
                                       6.625          1,204.81
    VERNON HILLS     IL   60061          5            08/26/03         23
    0418224952                           01           10/01/03          0
    0418224952                           O            09/01/33
    0


    8628106          E22/G01             F          211,000.00         ZZ
                                         360        211,000.00          1
                                       7.125          1,421.55        107
                                       6.875          1,421.55
    MIAMI            FL   33193          1            09/02/03         23
    0418238275                           05           10/01/03          0
    0418238275                           O            09/01/33
    0


    8628124          E22/G01             F          161,400.00         ZZ
                                         360        161,400.00          1
                                       7.250          1,101.03        100
                                       7.000          1,101.03
    LEHI             UT   84043          1            08/26/03         23
    0418249579                           05           10/01/03          0
    0418249579                           O            09/01/33
    0


    8628544          X21/G01             F          240,000.00         ZZ
                                         360        240,000.00          1
                                       8.250          1,803.04        100
                                       8.000          1,803.04
    GERMANTOWN       MD   20874          1            08/25/03         23
    0436487508                           03           10/01/03          0
    710027                               O            09/01/33
    0


    8628620          X21/G01             F          247,000.00         ZZ
                                         360        247,000.00          1
                                       7.500          1,727.06        103
                                       7.250          1,727.06
    BURTONSVILLE     MD   20866          1            08/26/03         23
    0436487706                           05           10/01/03          0
    709664                               O            09/01/33
    0
1




    8628916          W35/G01             F           99,580.00         ZZ
                                         360         99,580.00          1
                                       7.000            662.51        106
                                       6.750            662.51
    EVANSVILLE       IN   47711          5            08/11/03         23
    0436466189                           05           10/01/03          0
    22745                                O            09/01/33
    0


    8629331          Q64/G01             F           97,500.00         ZZ
                                         360         97,222.04          1
                                       7.750            698.51        100
                                       7.500            698.51
    MACON            GA   31206          1            04/08/03         23
    0435718242                           05           06/01/03          0
    0107233306                           O            05/01/33
    0


    8629412          B39/G01             F          187,550.00         ZZ
                                         360        187,550.00          1
                                       8.500          1,442.10         99
                                       8.250          1,442.10
    SOUTH ST PAUL    MN   55075          5            08/25/03         23
    0436488019                           05           10/01/03          0
    20033594F                            O            09/01/33
    0


    8629422          N74/G01             F          125,260.00         ZZ
                                         360        125,260.00          1
                                       7.990            918.24        107
                                       7.740            918.24
    HOUSTON          TX   77081          1            08/29/03         23
    0436483911                           05           10/01/03          0
    2200001305                           O            09/01/33
    0


    8629468          A50/G01             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       7.750            716.42        100
                                       7.500            716.42
    CHATSWORTH       GA   30705          1            08/19/03         23
    0436466031                           05           10/01/03          0
    02014884                             O            09/01/33
    0
1




    8629470          W35/G01             F           71,070.00         ZZ
                                         180         71,070.00          1
                                       6.875            633.84        103
                                       6.625            633.84
    LA FONTAINE      IN   46940          2            08/06/03         23
    0436466254                           05           10/01/03          0
    22613                                O            09/01/18
    0


    8629578          M45/G01             F          299,000.00         ZZ
                                         360        299,000.00          1
                                       7.375          2,065.12        100
                                       7.125          2,065.12
    JUNEAU           AK   99801          1            08/11/03         23
    0436487524                           05           10/01/03          0
    A0488517                             O            09/01/33
    0


    8629728          W84/G01             F          144,200.00         ZZ
                                         360        144,200.00          1
                                       7.125            971.50        103
                                       6.875            971.50
    ALPINE           UT   84004          1            08/15/03         23
    0436474928                           05           10/01/03          0
    40008843                             O            09/01/33
    0


    8629770          588/G01             F          375,950.00         ZZ
                                         360        375,950.00          1
                                       8.125          2,791.42        103
                                       7.875          2,791.42
    FALLS CHURCH     VA   22042          1            08/21/03         23
    0436491534                           05           10/01/03          0
    1104271                              O            09/01/33
    0


    8629944          U05/G01             F          204,185.00         ZZ
                                         360        204,185.00          1
                                       8.125          1,516.07         97
                                       7.875          1,516.07
    COLONIAL BEACH   VA   22443          1            08/26/03         23
    0436487920                           05           10/01/03          0
    3407729                              O            09/01/33
    0
1




    8630068          R17/G01             F          164,800.00         ZZ
                                         360        164,800.00          1
                                       7.750          1,180.65        103
                                       7.500          1,180.65
    STATE COLLEGE    PA   16801          1            08/18/03         23
    0436489272                           05           10/01/03          0
    996446                               O            09/01/33
    0


    8630138          F64/G01             F          113,300.00         ZZ
                                         360        113,300.00          1
                                       7.875            821.50        103
                                       7.625            821.50
    VIRGINIA BEACH   VA   23452          1            08/25/03         23
    0436480982                           05           10/01/03          0
    1181191                              O            09/01/33
    0


    8630180          737/G01             F           26,000.00         ZZ
                                         360         26,000.00          1
                                       7.875            188.52        100
                                       7.625            188.52
    HENESEY          OK   73742          1            08/26/03         23
    0436484125                           05           10/01/03          0
    6026529                              O            09/01/33
    0


    8630216          P01/G01             F           65,463.00         ZZ
                                         360         65,463.00          2
                                       7.375            452.14        100
                                       7.125            452.14
    ALBANY           NY   12202          1            08/28/03         23
    0436474969                           07           10/01/03          0
    03005225                             O            09/01/33
    0


    8630244          P23/G01             F          195,326.00         ZZ
                                         360        195,326.00          1
                                       7.000          1,299.51        101
                                       6.750          1,299.51
    ONTARIO          CA   91764          2            08/08/03         23
    0436485668                           05           10/01/03          0
    030001269                            O            09/01/33
    0
1




    8630280          U05/G01             F          192,500.00         ZZ
                                         360        192,500.00          1
                                       7.750          1,379.09        100
                                       7.500          1,379.09
    CHICO            CA   95973          1            08/26/03         23
    0436490361                           05           10/01/03          0
    3406842                              O            09/01/33
    0


    8630462          G52/G01             F          121,600.00         ZZ
                                         360        121,600.00          1
                                       7.125            819.24         91
                                       6.875            819.24
    PEORIA           AZ   85382          1            08/27/03         23
    0436474951                           03           10/01/03          0
    6700001305                           N            09/01/33
    0


    8630736          E22/G01             F          104,925.00         ZZ
                                         360        104,925.00          1
                                       6.875            689.28        103
                                       6.625            689.28
    PRINEVILLE       OR   97754          1            08/25/03         23
    0417866746                           05           10/01/03          0
    0417866746                           O            09/01/33
    0


    8630904          E22/G01             F          208,650.00         ZZ
                                         360        208,650.00          1
                                       7.125          1,405.71        107
                                       6.875          1,405.71
    EVERETT          WA   98205          5            08/25/03         23
    0418285383                           05           10/01/03          0
    0418285383                           O            09/01/33
    0


    8630928          E22/G01             F          163,400.00         ZZ
                                         360        163,400.00          1
                                       7.500          1,142.52         95
                                       7.250          1,142.52
    BOISE            ID   83713          1            08/26/03         23
    0418303509                           05           10/01/03          0
    0418303509                           N            09/01/33
    0
1




    8630942          E22/G01             F          160,500.00         ZZ
                                         360        160,500.00          1
                                       7.250          1,094.89        107
                                       7.000          1,094.89
    TALLMADGE        OH   44278          5            08/28/03         23
    0418317913                           05           10/01/03          0
    0418317913                           O            09/01/33
    0


    8631030          E22/G01             F          180,250.00         ZZ
                                         360        180,250.00          1
                                       6.750          1,169.10        103
                                       6.500          1,169.10
    WEST WARWICK     RI   02893          1            09/03/03         23
    0417952660                           01           10/01/03          0
    0417952660                           O            09/01/33
    0


    8631088          E22/G01             F          136,425.00         ZZ
                                         360        136,425.00          1
                                       7.125            919.12        107
                                       6.875            919.12
    CREEDMOOR        NC   27522          5            08/28/03         23
    0418223434                           05           10/01/03          0
    0418223434                           O            09/01/33
    0


    8631106          E22/G01             F           59,900.00         ZZ
                                         360         59,900.00          1
                                       8.000            439.52        100
                                       7.750            439.52
    BOISE            ID   83714          1            08/27/03         23
    0418244471                           05           10/01/03          0
    0418244471                           O            09/01/33
    0


    8631134          E22/G01             F          154,500.00         ZZ
                                         360        154,500.00          1
                                       7.875          1,120.23        103
                                       7.625          1,120.23
    ECKERT           CO   81418          1            09/03/03         23
    0418065264                           05           10/01/03          0
    0418065264                           O            09/01/33
    0
1




    8631654          B39/G01             F          162,000.00         ZZ
                                         360        162,000.00          1
                                       8.000          1,188.70        103
                                       7.750          1,188.70
    MAPLEWOOD        MN   55119          1            08/28/03         23
    0436488985                           09           10/01/03          0
    20033654F                            O            09/01/33
    0


    8631656          624/G01             F          104,000.00         ZZ
                                         360        104,000.00          1
                                       6.875            683.21        100
                                       6.625            683.21
    CEDAR CITY       UT   84720          2            08/08/03         23
    0436485973                           05           10/01/03          0
    1000039032                           O            09/01/33
    0


    8633010          X94/G01             F           97,850.00         ZZ
                                         360         97,850.00          1
                                       8.500            752.38         95
                                       8.250            752.38
    TURTLE LAKE      WI   54889          1            09/03/03         23
    0436481154                           05           10/01/03          0
    991531                               O            09/01/33
    0


    8633288          E60/G01             F          245,030.00         ZZ
                                         360        245,030.00          1
                                       6.875          1,609.67        107
                                       6.625          1,609.67
    LEMOORE          CA   93245          1            08/18/03         23
    0436481378                           05           10/01/03          0
    AT01230611                           O            09/01/33
    0


    8633492          W94/G01             F          206,000.00         ZZ
                                         360        206,000.00          1
                                       7.500          1,440.38        103
                                       7.250          1,440.38
    SACRAMENTO       CA   95825          1            08/25/03         23
    0436475016                           01           10/01/03          0
    117946101                            O            09/01/33
    0
1




    8633582          N74/G01             F           71,067.00         ZZ
                                         360         71,030.16          1
                                       9.250            584.65        103
                                       9.000            584.65
    WARREN           AR   71671          1            08/29/03         23
    0436487169                           05           09/29/03          0
    0033281010                           O            08/29/33
    0


    8633702          R80/G01             F          170,340.00         ZZ
                                         360        170,340.00          1
                                       7.500          1,191.04        103
                                       7.250          1,191.04
    MESA             AZ   85206          1            08/27/03         23
    0436491401                           05           10/01/03          0
    30890A                               O            09/01/33
    0


    8634137          R56/G01             F          123,990.00         ZZ
                                         360        123,609.04          1
                                       8.500            953.38         96
                                       8.250            953.38
    HESPERIA         CA   92345          5            03/03/03         23
    0435722301                           05           05/01/03          0
    03150861CA                           O            04/01/33
    0


    8634220          A06/G01             F          120,200.00         ZZ
                                         360        120,200.00          1
                                       7.500            840.46        103
                                       7.250            840.46
    WATERFORD        MI   48328          1            08/28/03         23
    0436498323                           05           10/01/03          0
    0020320386                           O            09/01/33
    0


    8636076          E22/G01             F          104,500.00         ZZ
                                         360        104,500.00          1
                                       8.125            775.91        100
                                       7.875            775.91
    MUSCLE SHOALS    AL   35661          1            09/04/03         23
    0418107611                           05           10/01/03          0
    0418107611                           O            09/01/33
    0
1




    8636288          E22/G01             F          192,000.00         ZZ
                                         360        192,000.00          1
                                       7.125          1,293.54        100
                                       6.875          1,293.54
    SANDY            UT   84092          1            08/28/03         23
    0418245759                           05           10/01/03          0
    0418245759                           O            09/01/33
    0


    8636466          E22/G01             F          139,500.00         ZZ
                                         360        139,500.00          1
                                       7.500            975.40        100
                                       7.250            975.40
    LAKEWOOD         WA   98499          1            08/26/03         23
    0417741568                           05           10/01/03          0
    0417741568                           O            09/01/33
    0


    8636486          E22/G01             F           92,020.00         ZZ
                                         360         92,020.00          1
                                       7.375            635.56        107
                                       7.125            635.56
    GREENTOWN        PA   18426          1            09/04/03         23
    0418044210                           03           10/01/03          0
    0418044210                           O            09/01/33
    0


    8636628          E22/G01             F          163,900.00         ZZ
                                         360        163,900.00          1
                                       7.625          1,160.07        100
                                       7.375          1,160.07
    STERLING HEIGHT  MI   48310          1            09/04/03         23
    0418380291                           05           10/01/03          0
    0418380291                           O            09/01/33
    0


    8636910          B28/G01             F           90,000.00         ZZ
                                         360         90,000.00          1
                                       8.000            660.39        106
                                       7.750            660.39
    KANKAKEE         IL   60901          1            08/21/03         23
    0436493688                           05           10/01/03          0
    18900116                             O            09/01/33
    0
1




    8637350          G52/G01             F          121,000.00         ZZ
                                         360        121,000.00          1
                                       8.625            941.13        100
                                       8.375            941.13
    ALBUQUERQUE      NM   87110          5            08/25/03         23
    0436481550                           05           10/01/03          0
    5605007444                           O            09/01/33
    0


    8637690          808/G01             F          162,300.00         ZZ
                                         360        162,300.00          1
                                       6.875          1,066.20        105
                                       6.625          1,066.20
    LEMOORE          CA   93245          1            08/22/03         23
    0436489710                           05           10/01/03          0
    9433511                              O            09/01/33
    0


    8637704          808/G01             F          138,020.00         ZZ
                                         360        138,020.00          1
                                       7.875          1,000.75        103
                                       7.625          1,000.75
    SUGARLOAF        CA   92386          1            08/22/03         23
    0436491872                           05           10/01/03          0
    9332600                              O            09/01/33
    0


    8638377          W49/G01             F          326,550.00         ZZ
                                         180        325,664.76          1
                                       8.000          2,396.11        103
                                       7.750          2,396.11
    OVERLAND PARK    KS   66221          1            04/22/03         23
    0435722764                           05           06/01/03          0
    2003027631                           O            05/01/18
    0


    8638457          642/G01             F          442,700.00         ZZ
                                         360        441,304.80          1
                                       7.250          3,019.99        103
                                       7.000          3,019.99
    DALY CITY        CA   94014          1            04/18/03         23
    0435801592                           01           06/01/03          0
    03204403                             O            05/01/33
    0
1




    8638541          M45/G01             F          175,094.00         ZZ
                                         360        174,442.18          1
                                       7.500          1,224.29        103
                                       7.250          1,224.29
    BURBANK          CA   91506          1            03/20/03         23
    0435948286                           01           05/01/03          0
    A0441598                             O            04/01/33
    0


    8639763          737/G01             F           48,000.00         ZZ
                                         360         47,848.88          1
                                       7.250            327.44        100
                                       7.000            327.44
    TEMPE            AZ   85281          1            04/10/03         23
    0435722434                           01           06/01/03          0
    6003932                              O            05/01/33
    0


    8641186          W08/G01             F          195,700.00         ZZ
                                         360        195,700.00          1
                                       8.750          1,539.57        103
                                       8.500          1,539.57
    MIAMI            FL   33157          1            08/29/03         23
    0436494710                           05           10/01/03          0
    033847MG                             O            09/01/33
    0


    8641306          G52/G01             F          156,850.00         ZZ
                                         360        156,850.00          1
                                       7.125          1,056.73        103
                                       6.875          1,056.73
    MESA             AZ   85215          1            08/18/03         23
    0436497085                           05           10/01/03          0
    6700001314                           O            09/01/33
    0


    8642649          E22/G01             F          153,985.00         ZZ
                                         360        153,555.05          1
                                       7.875          1,116.50        103
                                       7.625          1,116.50
    FRESNO           CA   93705          1            04/17/03         23
    0416725570                           05           06/01/03          0
    0416725570                           O            05/01/33
    0
1




    8655501          313/G01             F          118,350.00         ZZ
                                         180        118,020.99          1
                                       7.875            858.12         95
                                       7.625            858.12
    DALLAS           TX   75208          1            04/17/03         23
    0435927686                           05           06/01/03          0
    0009495714                           N            05/01/18
    0


    8656423          M50/G01             F           75,970.00         ZZ
                                         180         75,758.78          1
                                       7.875            550.84        107
                                       7.625            550.84
    HOMESTEAD        FL   33030          1            04/22/03         23
    0436132880                           05           06/01/03          0
    2511740                              O            05/01/18
    0


    8659061          E22/G01             F          163,500.00         ZZ
                                         360        162,945.81          1
                                       6.875          1,074.08        100
                                       6.625          1,074.08
    CICERO           IL   60804          1            04/30/03         23
    0416848083                           05           06/01/03          0
    0416848083                           O            05/01/33
    0


    8659401          Y26/G01             F          153,950.00         ZZ
                                         360        153,440.82          1
                                       7.000          1,024.23        104
                                       6.750          1,024.23
    SUBLIMITY        OR   97385          1            04/07/03         23
    0435972260                           05           06/01/03          0
    140400115                            O            05/01/33
    0


    8662315          R17/G01             F          384,000.00         ZZ
                                         360        382,199.56          1
                                       7.125          2,587.08        102
                                       6.875          2,587.08
    SAN DIEGO        CA   92104          1            04/10/03         23
    0436011035                           01           06/01/03          0
    1000257433                           O            05/01/33
    0
1




    8669169          N74/G01             F          134,827.00         ZZ
                                         360        134,558.56          1
                                       9.500          1,133.70        103
                                       9.250          1,133.70
    NEW FREEDOM      PA   17349          1            04/25/03         23
    0436367148                           05           06/01/03          0
    3300010342                           O            05/01/33
    0


    8669301          X47/G01             F          133,000.00         ZZ
                                         360        132,601.44          1
                                       7.500            929.96        100
                                       7.250            929.96
    ROGERS           AR   72758          1            04/29/03         23
    0435981329                           05           06/01/03          0
    K11804                               O            05/01/33
    0


    8675507          X31/G01             F          157,590.00         ZZ
                                         360        157,140.79          1
                                       7.750          1,128.99        103
                                       7.500          1,128.99
    CHANDLER         AZ   85226          2            04/23/03         23
    0435786777                           03           06/01/03          0
    70000107                             O            05/01/33
    0


    8676057          Q64/G01             F          112,150.00         ZZ
                                         360        111,813.94          1
                                       7.500            784.17        104
                                       7.250            784.17
    ORLANDO          FL   32822          1            04/17/03         23
    0435955547                           09           06/01/03          0
    0107015505                           O            05/01/33
    0


    8676875          E22/G01             F          170,950.00         ZZ
                                         360        170,474.75          1
                                       7.875          1,239.51        103
                                       7.625          1,239.51
    TRENTON          MI   48183          5            03/28/03         23
    0416243806                           05           06/01/03          0
    0416243806                           O            05/01/33
    0
1




    8677261          U05/G01             F          107,000.00         ZZ
                                         360        106,702.56          1
                                       7.875            775.82        100
                                       7.625            775.82
    LEWISTON         ID   83501          1            04/18/03         23
    0435767728                           05           06/01/03          0
    3341976                              O            05/01/33
    0


    8678579          003/G01             F          115,900.00         ZZ
                                         360        115,577.77          1
                                       7.875            840.36         95
                                       7.625            840.36
    SMYRNA           GA   30082          1            04/10/03         23
    0435996848                           05           06/01/03          0
    698866                               N            05/01/33
    0


    8682619          E22/G01             F          140,000.00         ZZ
                                         360        139,090.51          1
                                       7.125            943.21        103
                                       6.875            943.21
    WENTZVILLE       MO   63385          1            05/07/03         23
    0417096682                           03           07/01/03          0
    0417096682                           O            06/01/33
    0


    8683073          Y13/G01             F          126,690.00         ZZ
                                         180        126,410.06          1
                                       9.000          1,019.38        103
                                       8.750          1,019.38
    CALUMET PARK     IL   60827          1            05/06/03         23
    0435767975                           05           06/01/03          0
    990272                               O            05/01/18
    0


    8684421          T24/G01             F          115,000.00         ZZ
                                         360        114,567.89          1
                                       7.500            804.10         91
                                       7.250            804.10
    MIAMI            FL   33179          2            03/04/03         23
    0435785142                           09           05/01/03          0
    2033621                              O            04/01/33
    0
1




    8684613          R17/G01             F          155,685.00         ZZ
                                         360        155,182.55          1
                                       7.125          1,048.88        107
                                       6.875          1,048.88
    WINCHESTER       OR   97495          1            04/15/03         23
    0436220552                           09           06/01/03          0
    1000177423                           O            05/01/33
    0


    8686343          Q64/G01             F          128,000.00         ZZ
                                         360        127,542.41          1
                                       7.750            917.01        100
                                       7.500            917.01
    CHARLOTTE        NC   28214          1            03/28/03         23
    0435950514                           03           05/01/03          0
    0107107906                           O            04/01/33
    0


    8687927          M50/G01             F           73,500.00         ZZ
                                         180         73,295.65          1
                                       7.875            532.93        100
                                       7.625            532.93
    HECTOR           MN   55347          1            04/28/03         23
    0435973763                           05           06/01/03          0
    2011805                              O            05/01/18
    0


    8688067          S53/G01             F          133,797.00         ZZ
                                         360        133,523.53          1
                                       9.375          1,112.86        103
                                       9.125          1,112.86
    TEA              SD   57064          1            04/30/03         23
    0435877022                           05           06/01/03          0
    9845759000                           O            05/01/33
    0


    8689001          R17/G01             F          204,700.00         ZZ
                                         360        203,018.63          1
                                       7.125          1,379.10        103
                                       6.875          1,379.10
    TIGARD           OR   97223          1            10/10/02         23
    0436057582                           05           12/01/02          0
    1000159545                           O            11/01/32
    0
1




    8690857          X21/G01             F          155,000.00         ZZ
                                         360        154,546.93          1
                                       7.625          1,097.09        104
                                       7.375          1,097.09
    MILLERSVILLE     MD   21146          1            05/02/03         23
    0436011159                           09           06/01/03          0
    708040                               O            05/01/33
    0


    8691073          X21/G01             F          177,700.00         ZZ
                                         360        176,985.02          1
                                       7.125          1,197.20        105
                                       6.875          1,197.20
    ST CLOUD         MN   56301          1            04/24/03         23
    0436011225                           05           06/01/03          0
    707345                               O            05/01/33
    0


    8693295          Q64/G01             F          123,150.00         ZZ
                                         180        122,798.91          1
                                       7.750            882.27        100
                                       7.500            882.27
    ROANOKE          VA   24019          1            04/30/03         23
    0435820147                           03           06/01/03          0
    0107221608                           O            05/01/18
    0


    8694009          H76/G01             F          301,950.00         ZZ
                                         360        301,322.49          1
                                       7.875          2,189.35         99
                                       7.625          2,189.35
    EASTAMPTON TWP.  NJ   08060          5            05/06/03         23
    0435808050                           05           07/01/03          0
    2003484258                           O            06/01/33
    0


    8695275          F34/G01             F          119,900.00         ZZ
                                         360        119,493.60          1
                                       6.875            787.66        100
                                       6.625            787.66
    SPRINGFIELD      VA   22152          1            04/29/03         23
    0436037691                           01           06/01/03          0
    45303120                             O            05/01/33
    0
1




    8696321          X64/G01             F          158,000.00         ZZ
                                         360        157,695.67          1
                                       8.250          1,187.00        102
                                       8.000          1,187.00
    CLINTON TWP      MI   48038          2            05/02/03         23
    0435808803                           05           07/01/03          0
    0000007049                           O            06/01/33
    0


    8697693          E22/G01             F           69,550.00         ZZ
                                         360         69,377.97          1
                                       7.000            462.72        107
                                       6.750            462.72
    TRENTON          NJ   08618          1            05/12/03         23
    0415796366                           05           07/01/03          0
    0415796366                           O            06/01/33
    0


    8697797          E22/G01             F           90,600.00         ZZ
                                         360         90,399.80          1
                                       9.000            728.99        103
                                       8.750            728.99
    COUNCIL BLUFFS   IA   51501          1            04/30/03         23
    0416583292                           05           06/01/03          0
    0416583292                           O            05/01/33
    0


    8697973          E22/G01             F          158,000.00         ZZ
                                         360        157,671.65          1
                                       7.875          1,145.61        100
                                       7.625          1,145.61
    UNDERWOOD        IA   51576          1            04/25/03         23
    0416832590                           05           06/01/03          0
    0416832590                           O            05/01/33
    0


    8698099          E22/G01             F           90,000.00         ZZ
                                         360         89,798.37          1
                                       7.500            629.29        100
                                       7.250            629.29
    WINCHESTER       VA   22602          1            05/12/03         23
    0416956118                           09           07/01/03          0
    0416956118                           O            06/01/33
    0
1




    8699817          T23/G01             F           77,220.00         ZZ
                                         360         77,021.60          1
                                       8.250            579.98         99
                                       8.000            579.98
    CARDINGTON       OH   43315          5            05/08/03         23
    0435867171                           05           06/13/03          0
    6393                                 O            05/13/33
    0


    8701039          U35/G01             F           73,000.00         ZZ
                                         360         72,836.44          1
                                       7.500            510.43        100
                                       7.250            510.43
    MUSCATINE        IA   52761          1            05/12/03         23
    0436120786                           05           07/01/03          0
    11777973                             O            06/01/33
    0


    8704707          U50/G01             F           82,350.00         ZZ
                                         360         82,090.66          1
                                       7.250            561.78        107
                                       7.000            561.78
    ALLENTOWN        PA   18109          2            04/25/03         23
    0436250195                           05           06/01/03          0
    20303870                             O            05/01/33
    0


    8705745          X67/G01             F          200,700.00         ZZ
                                         360        200,019.72          1
                                       6.875          1,318.46        106
                                       6.625          1,318.46
    BOWIE            MD   20721          1            04/25/03         23
    0436077184                           09           06/01/03          0
    00241848                             O            05/01/33
    0


    8705819          X67/G01             F          154,000.00         ZZ
                                         360        153,478.02          1
                                       6.875          1,011.67        102
                                       6.625          1,011.67
    KENT             OH   44240          1            04/30/03         23
    0435869508                           05           06/01/03          0
    00241847                             O            05/01/33
    0
1




    8705863          F44/G01             F           95,900.00         ZZ
                                         180         95,634.14          1
                                       9.000            771.63        100
                                       8.750            771.63
    LINDENWOLD       NJ   08021          1            04/02/03         23
    0436104814                           05           05/01/03          0
    73800270                             O            04/01/18
    0


    8706111          X67/G01             F          100,940.00         ZZ
                                         360        100,686.19          1
                                       8.375            767.22        103
                                       8.125            767.22
    SIOUX CITY       IA   51106          1            04/29/03         23
    0435859103                           05           06/01/03          0
    00241676                             O            05/01/33
    0


    8707091          G75/G01             F          111,400.00         ZZ
                                         360        111,174.25          1
                                       8.000            817.42        103
                                       7.750            817.42
    CLAYTON          NC   27520          2            05/01/03         23
    0435809967                           05           07/01/03          0
    05088516                             O            06/01/33
    0


    8707383          E22/G01             F          223,510.00         ZZ
                                         360        222,983.76          1
                                       7.250          1,524.73        103
                                       7.000          1,524.73
    HAYWARD          CA   94545          1            05/07/03         23
    0416935286                           01           07/01/03          0
    0416935286                           O            06/01/33
    0


    8707515          E22/G01             F          115,000.00         ZZ
                                         360        114,648.23          1
                                       7.250            784.50        100
                                       7.000            784.50
    EAST HAVEN       CT   06512          1            05/14/03         23
    0417048436                           05           07/01/03          0
    0417048436                           O            06/01/33
    0
1




    8708503          N74/G01             F          120,510.00         ZZ
                                         180        120,214.85          1
                                       8.500            926.62        103
                                       8.250            926.62
    LAUREL           MD   20707          1            04/30/03         23
    0435834239                           01           06/01/03          0
    3300010354                           O            05/01/18
    0


    8709341          R84/G01             F          161,700.00         ZZ
                                         360        161,323.79          1
                                       8.750          1,272.09        102
                                       8.500          1,272.09
    SPARKS           NV   89436          5            04/16/03         23
    0435919675                           05           06/01/03          0
    WA303475                             O            05/01/33
    0


    8713839          W84/G01             F           79,000.00         ZZ
                                         360         78,738.70          1
                                       7.000            525.59        100
                                       6.750            525.59
    LAYTON           UT   84041          1            04/21/03         23
    0435876701                           01           06/01/03          0
    40006768                             O            05/01/33
    0


    8714247          W40/G01             F          127,720.00         ZZ
                                         360        127,437.81          1
                                       9.000          1,027.66        103
                                       8.750          1,027.66
    PHOENIX          AZ   85040          5            04/30/03         23
    0435860408                           05           06/01/03          0
    100016726                            O            05/01/33
    0


    8714531          U35/G01             F          120,910.00         ZZ
                                         360        120,603.52          1
                                       6.875            794.29        107
                                       6.625            794.29
    MENASHA          WI   54952          5            05/14/03         23
    0435878434                           05           07/01/03          0
    11799486                             O            06/01/33
    0
1




    8715259          A06/G01             F           52,250.00         ZZ
                                         360         51,861.00          1
                                       6.375            325.98         95
                                       6.125            325.98
    DETROIT          MI   48224          1            05/12/03         23
    0435870993                           05           07/01/03          0
    025000020304985                      N            06/01/33
    0


    8715543          M50/G01             F           66,150.00         ZZ
                                         180         65,985.32          1
                                       7.750            473.91        105
                                       7.500            473.91
    SAINT LOUIS      MO   63136          1            05/12/03         23
    0435962063                           05           07/01/03          0
    3111810                              O            06/01/18
    0


    8715957          Q64/G01             F           74,100.00         ZZ
                                         360         73,942.05          2
                                       7.750            530.87         95
                                       7.500            530.87
    MEMPHIS          TN   38116          1            05/07/03         23
    0436035877                           05           07/01/03          0
    0307672808                           N            06/01/33
    0


    8716037          E22/G01             F          174,070.00         ZZ
                                         360        173,699.04          1
                                       7.750          1,247.06        103
                                       7.500          1,247.06
    PONDER           TX   76259          1            05/16/03         23
    0417207529                           05           07/01/03          0
    0417207529                           O            06/01/33
    0


    8716045          E22/G01             F          224,500.00         ZZ
                                         360        223,930.92          1
                                       6.875          1,474.81        100
                                       6.625          1,474.81
    MOUNT VERNON     WA   98273          1            05/12/03         23
    0417236338                           05           07/01/03          0
    0417236338                           O            06/01/33
    0
1




    8716451          642/G01             F          144,200.00         ZZ
                                         360        143,922.24          1
                                       8.250          1,083.33        103
                                       8.000          1,083.33
    COLORADO SPRING  CO   80916          5            05/14/03         23
    0435878277                           05           07/01/03          0
    05-1921-03                           O            06/01/33
    0


    8716541          F64/G01             F          108,000.00         ZZ
                                         360        107,660.02          1
                                       7.375            745.93        100
                                       7.125            745.93
    TELFORD          PA   18969          1            04/28/03         23
    0435878038                           01           06/01/03          0
    00005279                             O            05/01/33
    0


    8716777          W02/G01             F          154,500.00         ZZ
                                         360        154,025.87          1
                                       7.380          1,067.62        103
                                       7.130          1,067.62
    MARGATE          FL   33063          5            04/25/03         23
    0435961784                           05           06/01/03          0
    1002263894                           O            05/01/33
    0


    8716915          W02/G01             F           99,510.00         ZZ
                                         360         99,173.31          1
                                       6.900            655.38        107
                                       6.650            655.38
    HOPKINS          SC   29061          5            04/24/03         23
    0435963350                           05           06/01/03          0
    1002334471                           O            05/01/33
    0


    8717455          W42/G01             F           76,400.00         ZZ
                                         360         75,901.13          1
                                       8.990            614.18        103
                                       8.740            614.18
    MERRILLVILLE     IN   46410          1            05/14/03         23
    0435886619                           05           06/14/03          0
    09336501                             O            05/14/33
    0
1




    8717757          A11/G01             F          192,000.00         ZZ
                                         360        191,417.50          1
                                       7.438          1,334.36        100
                                       7.188          1,334.36
    MACOMB           MI   48044          1            05/12/03         23
    0435922943                           05           06/12/03          0
    1671496623                           O            05/12/33
    0


    8718295          R17/G01             F           90,400.00         ZZ
                                         360         90,115.34          1
                                       7.250            616.69        107
                                       7.000            616.69
    CLAYSVILLE       PA   15323          1            05/01/03         23
    0436105258                           05           06/01/03          0
    1000253497                           O            05/01/33
    0


    8718561          Q14/G01             F          120,900.00         ZZ
                                         360        120,593.53          1
                                       6.875            794.23        100
                                       6.625            794.23
    WYOMING          MI   49509          1            05/13/03         23
    0435871215                           05           07/01/03          0
    0000313021                           O            06/01/33
    0


    8718651          A11/G01             F          106,375.00         ZZ
                                         360        106,079.26          1
                                       7.875            771.30        100
                                       7.625            771.30
    INKSTER          MI   48141          5            05/08/03         23
    0435930938                           05           06/13/03          0
    1690715550                           O            05/13/33
    0


    8718653          R17/G01             F           94,650.00         ZZ
                                         360         94,336.93          1
                                       7.000            629.71        103
                                       6.750            629.71
    SHELTON          WA   98584          1            04/28/03         23
    0436236764                           05           06/01/03          0
    1000269538                           O            05/01/33
    0
1




    8718835          E22/G01             F           62,700.00         ZZ
                                         360         62,562.99          1
                                       7.625            443.79        100
                                       7.375            443.79
    TOLEDO           OH   43613          1            05/19/03         23
    0416988483                           05           07/01/03          0
    0416988483                           O            06/01/33
    0


    8719043          Y50/G01             F          181,800.00         ZZ
                                         360        181,241.53          1
                                       7.375          1,255.65        104
                                       7.125          1,255.65
    PHOENIX          AZ   85016          1            04/29/03         00
    0435923537                           05           06/01/03          0
    20032384                             O            05/01/33
    0


    8719171          E22/G01             F          277,585.00         ZZ
                                         360        276,931.44          1
                                       7.250          1,893.62        103
                                       7.000          1,893.62
    FOLSOM           CA   95630          1            05/06/03         23
    0416919397                           05           07/01/03          0
    0416919397                           O            06/01/33
    0


    8719329          N67/G01             F          139,000.00         ZZ
                                         360        138,764.47          1
                                       8.875          1,105.95        103
                                       8.625          1,105.95
    VIRGINIA BEACH   VA   23456          2            05/08/03         23
    0435932629                           03           07/01/03          0
    3274009105                           O            06/01/33
    0


    8719945          W77/G01             F          225,000.00         ZZ
                                         360        224,443.62          1
                                       7.750          1,611.93        100
                                       7.500          1,611.93
    PEARLAND         TX   77584          1            05/09/03         23
    0435925474                           05           07/01/03          0
    W0304130                             O            06/01/33
    0
1




    8721889          A03/G01             F          171,000.00         ZZ
                                         360        170,434.39          1
                                       7.000          1,137.67        100
                                       6.750          1,137.67
    LIVONIA          MI   48150          1            05/14/03         23
    0436234181                           05           07/01/03          0
    00030321029                          O            06/01/33
    0


    8722139          737/G01             F          103,900.00         ZZ
                                         360        103,672.96          1
                                       7.625            735.40        105
                                       7.375            735.40
    GLENPOOL         OK   74033          1            05/16/03         23
    0435973581                           05           07/01/03          0
    6009557                              O            06/01/33
    0


    8722241          E57/G01             F          123,750.00         ZZ
                                         360        123,298.88          2
                                       6.500            782.18         99
                                       6.250            782.18
    MORENO VALLEY    CA   92553          1            04/29/03         23
    0435878400                           05           06/01/03          0
    06015316                             O            05/01/33
    0


    8722301          X21/G01             F           77,500.00         ZZ
                                         360         77,228.48          1
                                       6.875            509.12        100
                                       6.625            509.12
    CHANDLER         AZ   85225          1            05/13/03         23
    0435999024                           09           07/01/03          0
    707852                               O            06/01/33
    0


    8722463          U05/G01             F          257,750.00         ZZ
                                         360        256,965.50          1
                                       6.875          1,693.23        104
                                       6.625          1,693.23
    MODESTO          CA   95355          1            05/05/03         23
    0435877675                           05           07/01/03          0
    3349760                              O            06/01/33
    0
1




    8722631          967/G01             F           93,730.00         ZZ
                                         360         93,498.16          1
                                       7.000            623.59        103
                                       6.750            623.59
    PAYSON           AZ   85541          1            05/13/03         23
    0435891809                           05           07/01/03          0
    6636138                              O            06/01/33
    0


    8723761          E22/G01             F          129,500.00         ZZ
                                         360        129,149.40          1
                                       6.625            829.20        100
                                       6.375            829.20
    PHOENIX          OR   97535          1            05/15/03         23
    0417184686                           05           07/01/03          0
    0417184686                           O            06/01/33
    0


    8723765          E22/G01             F          154,500.00         ZZ
                                         360        153,496.71          2
                                       7.000          1,027.89        103
                                       6.750          1,027.89
    WAUKEGAN         IL   60085          1            05/20/03         23
    0417197373                           05           07/01/03          0
    0417197373                           O            06/01/33
    0


    8723785          E22/G01             F          258,000.00         ZZ
                                         360        257,463.84          2
                                       7.875          1,870.68        100
                                       7.625          1,870.68
    PERTH AMBOY      NJ   08861          1            05/20/03         23
    0416351195                           05           07/01/03          0
    0416351195                           O            06/01/33
    0


    8723875          E22/G01             F          132,900.00         ZZ
                                         360        132,602.25          1
                                       7.500            929.26         95
                                       7.250            929.26
    BELLINGHAM       WA   98226          1            05/15/03         23
    0416745784                           05           07/01/03          0
    0416745784                           N            06/01/33
    0
1




    8723937          E22/G01             F          244,110.00         ZZ
                                         360        243,615.35          1
                                       8.000          1,791.19        103
                                       7.750          1,791.19
    CATONVILLE       MD   21228          1            05/20/03         23
    0416882652                           05           07/01/03          0
    0416882652                           O            06/01/33
    0


    8723975          E22/G01             F          166,500.00         ZZ
                                         360        166,107.99          1
                                       7.250          1,135.82        103
                                       7.000          1,135.82
    TUNICA           MS   38676          1            05/19/03         23
    0416974160                           05           07/01/03          0
    0416974160                           O            06/01/33
    0


    8724153          E22/G01             F          166,840.00         ZZ
                                         360        166,396.62          1
                                       7.375          1,152.32         97
                                       7.125          1,152.32
    MCHENRY          IL   60050          1            05/20/03         23
    0417130002                           05           07/01/03          0
    0417130002                           O            06/01/33
    0


    8724611          W40/G01             F          143,000.00         ZZ
                                         360        142,671.54          1
                                       7.375            987.67        103
                                       7.125            987.67
    N. MUSKEGON      MI   49445          5            05/14/03         23
    0435956685                           05           07/01/03          0
    102021685                            O            06/01/33
    0


    8724801          W02/G01             F          134,930.00         ZZ
                                         360        134,649.86          1
                                       7.880            978.81        103
                                       7.630            978.81
    GULF BREEZE      FL   32563          5            05/14/03         23
    0435963624                           05           07/01/03          0
    1002206844                           O            06/01/33
    0
1




    8724831          W02/G01             F           97,850.00         ZZ
                                         180         96,866.02          1
                                       6.360            844.87        103
                                       6.110            844.87
    N MIAMI BEACH    FL   33162          5            05/13/03         23
    0435963673                           05           07/01/03          0
    1002426971                           O            06/01/18
    0


    8724927          W02/G01             F          133,900.00         ZZ
                                         360        133,615.78          1
                                       7.770            961.13        103
                                       7.520            961.13
    ST PETERSBURG    FL   33714          5            05/10/03         23
    0435963558                           05           07/01/03          0
    1002399243                           O            06/01/33
    0


    8725179          K15/G01             F          147,200.00         ZZ
                                         360        146,741.47          2
                                       7.625          1,041.87         95
                                       7.375          1,041.87
    SOUTH SAINT PAU  MN   55075          1            04/18/03         23
    0436027965                           05           06/01/03          0
    046400117027                         N            05/01/33
    0


    8727149          U35/G01             F           56,650.00         ZZ
                                         360         56,546.15          1
                                       8.750            445.67        103
                                       8.500            445.67
    MOLINE           IL   61265          1            05/16/03         23
    0436254346                           05           07/01/03          0
    1183991700                           O            06/01/33
    0


    8727205          U05/G01             F          213,500.00         ZZ
                                         360        212,945.42          1
                                       6.750          1,384.76        100
                                       6.500          1,384.76
    DESOTO           TX   75115          1            05/13/03         23
    0436179741                           03           07/01/03          0
    3354913                              O            06/01/33
    0
1




    8727453          N46/G01             F           95,650.00         ZZ
                                         360         95,401.56          2
                                       6.750            620.38        107
                                       6.500            620.38
    LEHIGH ACRES     FL   33971          1            05/19/03         00
    0435883392                           05           07/01/03          0
    110172301                            O            06/01/33
    0


    8728075          E22/G01             F          144,540.00         ZZ
                                         360        144,191.19          1
                                       7.125            973.79         99
                                       6.875            973.79
    KIMBERLY         AL   35091          2            05/16/03         23
    0416712883                           05           07/01/03          0
    0416712883                           O            06/01/33
    0


    8728229          E22/G01             F           42,800.00         ZZ
                                         360         42,696.72          1
                                       7.125            288.35        107
                                       6.875            288.35
    TRENTON CITY     NJ   08611          1            05/21/03         23
    0417100070                           07           07/01/03          0
    0417100070                           O            06/01/33
    0


    8728263          E22/G01             F          128,750.00         ZZ
                                         360        128,461.55          1
                                       7.500            900.24        103
                                       7.250            900.24
    KEANSBURG        NJ   07734          1            05/21/03         23
    0416627123                           05           07/01/03          0
    0416627123                           O            06/01/33
    0


    8728405          E22/G01             F          153,600.00         ZZ
                                         360        153,191.19          1
                                       6.625            983.52        104
                                       6.375            983.52
    CHARLESTON       SC   29412          1            05/21/03         23
    0417183589                           05           07/01/03          0
    0417183589                           O            06/01/33
    0
1




    8728407          E22/G01             F          102,450.00         ZZ
                                         360        102,226.14          1
                                       7.625            725.13        103
                                       7.375            725.13
    VASSAR           MI   48768          1            05/21/03         23
    0417187002                           05           07/01/03          0
    0417187002                           O            06/01/33
    0


    8728415          E22/G01             F          188,000.00         ZZ
                                         360        187,574.79          1
                                       7.750          1,346.86        100
                                       7.500          1,346.86
    LOS BANOS        CA   93635          1            05/19/03         23
    0417213881                           05           07/01/03          0
    0417213881                           O            06/01/33
    0


    8728583          U05/G01             F          219,000.00         ZZ
                                         360        218,460.43          1
                                       7.250          1,493.97         99
                                       7.000          1,493.97
    FORT GRATIOT     MI   48059          1            05/06/03         23
    0435923644                           05           07/01/03          0
    3337157                              O            06/01/33
    0


    8728863          E57/G01             F          192,000.00         ZZ
                                         360        191,536.64          1
                                       7.125          1,293.54        100
                                       6.875          1,293.54
    CATHEDRAL CITY   CA   92234          1            05/01/03         23
    0435885538                           05           07/01/03          0
    27300035                             O            06/01/33
    0


    8730177          W77/G01             F           89,000.00         ZZ
                                         360         88,810.33          1
                                       7.750            637.61        100
                                       7.500            637.61
    HOUSTON          TX   77072          1            05/08/03         23
    0435881479                           05           07/01/03          0
    W0304125                             O            06/01/33
    0
1




    8730343          U05/G01             F          163,710.00         ZZ
                                         360        163,343.24          1
                                       7.500          1,144.68        107
                                       7.250          1,144.68
    WASHINGTON       DC   20019          1            05/15/03         23
    0435881941                           05           07/01/03          0
    3346322                              O            06/01/33
    0


    8730795          964/G01             F          203,940.00         ZZ
                                         360        203,410.26          1
                                       6.750          1,322.75        103
                                       6.500          1,322.75
    HENDERSON        NV   89074          1            05/07/03         23
    0435879879                           03           07/01/03          0
    415944                               O            06/01/33
    0


    8730897          624/G01             F          274,500.00         ZZ
                                         360        273,822.81          1
                                       7.500          1,919.34         94
                                       7.250          1,919.34
    OSWEGO           IL   60543          5            05/08/03         23
    0435925656                           05           07/01/03          0
    1000030689                           O            06/01/33
    0


    8731023          G51/G01             F          180,250.00         ZZ
                                         360        179,902.80          1
                                       8.250          1,354.16        103
                                       8.000          1,354.16
    NORTH LAS VEGAS  NV   89031          5            05/16/03         23
    0435932967                           05           07/01/03          0
    22000776                             O            06/01/33
    0


    8731051          G51/G01             F          152,700.00         ZZ
                                         360        152,366.30          1
                                       7.625          1,080.81        104
                                       7.375          1,080.81
    TUCSON           AZ   85743          2            05/16/03         23
    0435981303                           03           07/01/03          0
    22000848                             O            06/01/33
    0
1




    8731505          E22/G01             F          165,330.00         ZZ
                                         360        164,995.32          1
                                       8.125          1,227.57         99
                                       7.875          1,227.57
    ALABASTER        AL   35007          1            05/16/03         23
    0416761039                           05           07/01/03          0
    0416761039                           O            06/01/33
    0


    8731571          R17/G01             F          315,000.00         ZZ
                                         360        313,958.13          1
                                       7.000          2,095.70        100
                                       6.750          2,095.70
    OCEANSIDE        CA   92057          1            04/29/03         23
    0436043327                           05           06/01/03          0
    1000257663                           O            05/01/33
    0


    8731629          E22/G01             F          422,000.00         ZZ
                                         360        420,097.11          1
                                       6.750          2,737.08        106
                                       6.500          2,737.08
    MERION STATION   PA   19066          1            05/22/03         23
    0417186210                           05           07/01/03          0
    0417186210                           O            06/01/33
    0


    8731649          E22/G01             F          135,000.00         ZZ
                                         360        134,689.94          1
                                       7.375            932.41        100
                                       7.125            932.41
    WESTMINSTER      MD   21157          1            05/22/03         23
    0417309077                           09           07/01/03          0
    0417309077                           O            06/01/33
    0


    8731707          E22/G01             F          300,000.00         ZZ
                                         360        297,229.22          2
                                       8.625          2,333.37        103
                                       8.375          2,333.37
    LOWELL           MA   01850          1            05/22/03         23
    0416214302                           05           07/01/03          0
    0416214302                           O            06/01/33
    0
1




    8731729          E22/G01             F          304,950.00         ZZ
                                         360        304,214.07          1
                                       7.125          2,054.50        107
                                       6.875          2,054.50
    OAKLAND          CA   94609          1            05/16/03         23
    0417057130                           05           07/01/03          0
    0417057130                           O            06/01/33
    0


    8732195          N46/G01             F          155,000.00         ZZ
                                         360        154,587.48          1
                                       6.625            992.48        104
                                       6.375            992.48
    WENDELL          NC   27591          1            05/22/03         23
    0435931340                           05           07/01/03          0
    109710001                            O            06/01/33
    0


    8732427          N46/G01             F          120,910.00         ZZ
                                         360        120,588.19          1
                                       6.625            774.20        107
                                       6.375            774.20
    KNOXVILLE        TN   37923          1            05/23/03         23
    0435883608                           05           07/01/03          0
    0710036                              O            06/01/33
    0


    8733531          R84/G01             F          264,850.00         ZZ
                                         360        264,092.16          1
                                       6.250          1,630.73        100
                                       6.000          1,630.73
    BELLEVUE         WA   98008          1            05/14/03         23
    0435890207                           05           07/01/03          0
    WA304496                             O            06/01/33
    0


    8734107          Y26/G01             F          225,800.00         ZZ
                                         360        225,034.65          1
                                       6.875          1,483.35        106
                                       6.625          1,483.35
    RIVERSIDE        CA   92503          1            04/22/03         23
    0435899364                           05           06/01/03          0
    110102331                            O            05/01/33
    0
1




    8736777          B57/G01             F          312,650.00         ZZ
                                         360        312,000.26          1
                                       7.875          2,266.93        103
                                       7.625          2,266.93
    GILBERT          AZ   85296          1            05/14/03         23
    0436084909                           05           07/01/03          0
    20001834                             O            06/01/33
    0


    8737033          A11/G01             F          185,400.00         ZZ
                                         360        184,922.20          1
                                       8.250          1,392.85        103
                                       8.000          1,392.85
    LIVONIA          MI   48152          1            05/15/03         23
    0435916010                           05           06/15/03          0
    7271665816                           O            05/15/33
    0


    8737103          Y36/G01             F          120,500.00         ZZ
                                         360        120,098.57          1
                                       8.000            884.19        107
                                       7.750            884.19
    ALEDO            IL   61231          5            04/22/03         23
    0435894019                           05           06/01/03          0
    5700453                              O            05/01/33
    0


    8737769          Y36/G01             F          123,000.00         ZZ
                                         360        122,683.02          1
                                       8.250            924.06        107
                                       8.000            924.06
    DAVENPORT        IA   52803          2            04/22/03         23
    0435894829                           05           06/01/03          0
    5700365                              O            05/01/33
    0


    8738773          Q64/G01             F           82,400.00         ZZ
                                         180         81,966.81          1
                                       7.750            590.33        103
                                       7.500            590.33
    COLUMBUS         OH   43224          5            04/29/03         23
    0436043954                           05           06/01/03          0
    0107308207                           O            05/01/18
    0
1




    8739939          E22/G01             F          122,000.00         ZZ
                                         360        121,793.29          1
                                       8.875            970.69        103
                                       8.625            970.69
    MARION           OH   43302          5            05/19/03         23
    0416973972                           05           07/01/03          0
    0416973972                           O            06/01/33
    0


    8739965          E22/G01             F          130,810.00         ZZ
                                         360        130,531.23          1
                                       7.750            937.14        103
                                       7.500            937.14
    WALLA WALLA      WA   99362          1            05/20/03         23
    0416979011                           05           07/01/03          0
    0416979011                           O            06/01/33
    0


    8739985          E22/G01             F           51,300.00         ZZ
                                         360         51,094.27          1
                                       7.625            363.10         95
                                       7.375            363.10
    CHURUBUSCO       IN   46723          1            05/23/03         23
    0417152170                           05           07/01/03          0
    0417152170                           N            06/01/33
    0


    8740169          E22/G01             F          216,300.00         ZZ
                                         360        215,803.19          1
                                       7.375          1,493.93        103
                                       7.125          1,493.93
    OGDEN            UT   84403          5            05/19/03         23
    0417119781                           05           07/01/03          0
    0417119781                           O            06/01/33
    0


    8740313          E22/G01             F          140,000.00         ZZ
                                         360        139,716.31          1
                                       8.000          1,027.27        100
                                       7.750          1,027.27
    MANTUA           UT   84324          1            05/21/03         23
    0416818771                           05           07/01/03          0
    0416818771                           O            06/01/33
    0
1




    8740391          E22/G01             F          106,000.00         ZZ
                                         360        105,762.51          1
                                       7.500            741.17        100
                                       7.250            741.17
    HOUSTON          TX   77074          1            05/23/03         23
    0416895647                           03           07/01/03          0
    0416895647                           O            06/01/33
    0


    8740407          E22/G01             F          144,000.00         ZZ
                                         360        143,634.98          1
                                       6.875            945.98        100
                                       6.625            945.98
    LAKE WORTH       FL   33463          1            05/23/03         23
    0416908473                           03           07/01/03          0
    0416908473                           O            06/01/33
    0


    8740411          E22/G01             F           81,370.00         ZZ
                                         360         81,232.12          1
                                       8.875            647.42        103
                                       8.625            647.42
    NORMAN           OK   73071          1            05/23/03         23
    0416911709                           05           07/01/03          0
    0416911709                           O            06/01/33
    0


    8740461          E22/G01             F          265,000.00         ZZ
                                         360        264,277.41          1
                                       6.500          1,674.98        100
                                       6.250          1,674.98
    DENVER           CO   80219          1            05/23/03         23
    0416959278                           05           07/01/03          0
    0416959278                           O            06/01/33
    0


    8740487          E22/G01             F           89,000.00         ZZ
                                         360         88,794.97          1
                                       7.625            629.94        100
                                       7.375            629.94
    TAMPA            FL   33618          1            05/23/03         23
    0417084415                           09           07/01/03          0
    0417084415                           O            06/01/33
    0
1




    8740777          U77/G01             F           87,550.00         ZZ
                                         360         87,361.47          1
                                       9.125            712.34        103
                                       8.875            712.34
    JACKSON          TN   38305          1            04/25/03         23
    0436018865                           05           06/01/03          0
    03030971                             O            05/01/33
    0


    8741143          U42/G01             F           87,550.00         ZZ
                                         360         87,304.81          1
                                       8.375            665.44        103
                                       8.125            665.44
    FORT WORTH       TX   76148          1            04/29/03         23
    0435903067                           05           06/01/03          0
    12301053                             O            05/01/33
    0


    8741147          W02/G01             F           90,640.00         ZZ
                                         360         90,355.16          1
                                       7.260            618.94        103
                                       7.010            618.94
    PLANT CITY       FL   33565          5            04/19/03         23
    0435932884                           05           06/01/03          0
    1002292653                           O            05/01/33
    0


    8741155          K15/G01             F          127,700.00         ZZ
                                         360        127,472.18          1
                                       8.625            993.24        103
                                       8.375            993.24
    HICKORY HILLS    IL   60457          5            05/08/03         23
    0435891544                           01           07/01/03          0
    029405508971                         O            06/01/33
    0


    8741357          E65/G01             F           54,150.00         ZZ
                                         360         54,031.68          1
                                       7.625            383.27         95
                                       7.375            383.27
    DETROIT          MI   48228          1            05/15/03         23
    0435895719                           05           07/01/03          0
    257717                               N            06/01/33
    0
1




    8741375          M50/G01             F          149,900.00         ZZ
                                         180        149,652.01          1
                                       8.990          1,205.05        100
                                       8.740          1,205.05
    HYATTSVILLE      MD   20784          1            05/07/03         23
    0435887302                           05           07/01/03          0
    3311593                              O            06/01/18
    0


    8741451          B39/G01             F           69,600.00         ZZ
                                         360         69,472.62          1
                                       8.500            535.16        100
                                       8.250            535.16
    GLENWOOD CITY    WI   54013          1            05/23/03         23
    0435912472                           05           07/01/03          0
    20031738F                            O            06/01/33
    0


    8741491          X31/G01             F          129,900.00         ZZ
                                         360        129,636.77          1
                                       8.000            953.16        100
                                       7.750            953.16
    GLENDALE         AZ   85301          1            05/21/03         23
    0435898705                           05           07/01/03          0
    70000582                             O            06/01/33
    0


    8741531          T09/G01             F          139,000.00         ZZ
                                         240        138,182.61          1
                                       6.875          1,067.26        100
                                       6.625          1,067.26
    MESA             AZ   85212          5            05/09/03         23
    0435930169                           03           07/01/03          0
    2003001071                           O            06/01/23
    0


    8741541          E30/G01             F          278,100.00         ZZ
                                         360        277,536.46          1
                                       8.000          2,040.60        103
                                       7.750          2,040.60
    OCEANSIDE        CA   92056          1            05/20/03         23
    0435919378                           01           07/01/03          0
    B032031694                           O            06/01/33
    0
1




    8741625          W94/G01             F          262,500.00         ZZ
                                         360        260,972.35          1
                                       7.125          1,768.51        104
                                       6.875          1,768.51
    ROSEVILLE        CA   95661          1            05/19/03         23
    0435896667                           05           07/01/03          0
    0108321101                           O            06/01/33
    0


    8741679          W02/G01             F          155,150.00         ZZ
                                         360        154,601.63          1
                                       6.660            997.04        107
                                       6.410            997.04
    ORLANDO          FL   32817          5            04/23/03         23
    0435961412                           05           06/01/03          0
    1002373990                           O            05/01/33
    0


    8741697          W94/G01             F          220,600.00         ZZ
                                         360        220,054.35          1
                                       7.000          1,467.66        107
                                       6.750          1,467.66
    SACRAMENTO       CA   95828          1            05/06/03         23
    0435897319                           05           07/01/03          0
    106807101                            O            06/01/33
    0


    8741739          X31/G01             F          220,420.00         ZZ
                                         360        219,873.14          1
                                       8.000          1,617.36        103
                                       7.750          1,617.36
    CHINO            CA   91710          1            05/12/03         23
    0435899349                           05           07/01/03          0
    80000878                             O            06/01/33
    0


    8741827          737/G01             F          121,500.00         ZZ
                                         360        121,159.90          1
                                       8.250            912.79        103
                                       8.000            912.79
    EDMOND           OK   73013          5            05/14/03         23
    0435890629                           05           07/01/03          0
    6010240                              O            06/01/33
    0
1




    8741851          N67/G01             F          152,000.00         ZZ
                                         360        151,684.10          1
                                       7.875          1,102.11        103
                                       7.625          1,102.11
    ENFIELD          CT   06082          2            05/16/03         23
    0435889050                           05           07/01/03          0
    3274009890                           O            06/01/33
    0


    8742897          E22/G01             F          145,000.00         ZZ
                                         360        144,623.36          1
                                       6.750            940.47        106
                                       6.500            940.47
    APACHE JUNCTION  AZ   85220          5            05/21/03         23
    0417222106                           03           07/01/03          0
    0417222106                           O            06/01/33
    0


    8743047          E22/G01             F           81,900.00         ZZ
                                         360         81,721.05          1
                                       7.625            579.68        100
                                       7.375            579.68
    GIRARD           PA   16417          1            05/27/03         23
    0416986537                           05           07/01/03          0
    0416986537                           O            06/01/33
    0


    8743371          E22/G01             F          187,500.00         ZZ
                                         360        187,036.23          1
                                       7.000          1,247.44        105
                                       6.750          1,247.44
    PORTLAND         OR   97233          2            05/19/03         23
    0417131612                           05           07/01/03          0
    0417131612                           O            06/01/33
    0


    8743437          E22/G01             F           71,585.00         ZZ
                                         360         71,439.92          1
                                       8.000            525.27        103
                                       7.750            525.27
    KATY             TX   77449          1            05/23/03         23
    0417309952                           03           07/01/03          0
    0417309952                           O            06/01/33
    0
1




    8744259          X81/G01             F          185,130.00         ZZ
                                         360        184,735.49          1
                                       7.750          1,326.29         99
                                       7.500          1,326.29
    ZIMMERMAN        MN   55398          1            05/15/03         23
    0436027957                           05           07/01/03          0
    953256                               O            06/01/33
    0


    8744461          W02/G01             F          215,100.00         ZZ
                                         360        214,016.01          1
                                       8.430          1,643.28        101
                                       8.180          1,643.28
    LAKE WORTH       FL   33467          5            12/20/02         23
    0435963186                           05           02/01/03          0
    1779280                              O            01/01/33
    0


    8744947          F34/G01             F          262,650.00         ZZ
                                         360        261,842.87          1
                                       7.500          1,836.49        103
                                       7.250          1,836.49
    ALEXANDRIA       VA   22303          1            05/23/03         23
    0435933882                           01           07/01/03          0
    10304016                             O            06/01/33
    0


    8744977          588/G01             F          298,700.00         ZZ
                                         360        298,094.73          1
                                       8.000          2,191.75        103
                                       7.750          2,191.75
    PLAINFIELD       NJ   07061          1            05/22/03         23
    0435928866                           05           07/01/03          0
    00010934718                          O            06/01/33
    0


    8745013          W02/G01             F          214,240.00         ZZ
                                         360        213,776.96          1
                                       7.680          1,524.50        103
                                       7.430          1,524.50
    ORLANDO          FL   32817          5            05/15/03         23
    0435932835                           05           07/01/03          0
    1002286549                           O            06/01/33
    0
1




    8745017          W02/G01             F           90,950.00         ZZ
                                         360         90,711.89          1
                                       6.710            587.49        107
                                       6.460            587.49
    TALLAHASSEE      FL   32362          5            05/16/03         23
    0435932710                           05           07/01/03          0
    1002448353                           O            06/01/33
    0


    8745019          W02/G01             F          155,200.00         ZZ
                                         360        154,911.24          1
                                       8.420          1,184.57        103
                                       8.170          1,184.57
    COLONIAL HEIGHT  VA   23834          5            05/19/03         23
    0435961206                           05           07/01/03          0
    1002076007                           O            06/01/33
    0


    8745025          W02/G01             F          189,520.00         ZZ
                                         360        189,139.13          1
                                       8.060          1,398.57        103
                                       7.810          1,398.57
    FORT MILL        SC   29708          2            05/16/03         23
    0435932850                           05           07/01/03          0
    1002370946                           O            06/01/33
    0


    8745187          E60/G01             F          285,310.00         ZZ
                                         360        284,760.45          1
                                       8.250          2,143.44        103
                                       8.000          2,143.44
    SANTA MARIA      CA   93454          1            05/07/03         23
    0435915814                           05           07/01/03          0
    AT01230313                           O            06/01/33
    0


    8745273          B57/G01             F          283,500.00         ZZ
                                         360        282,832.51          1
                                       7.250          1,933.97        100
                                       7.000          1,933.97
    LAS VEGAS        NV   89131          1            05/12/03         23
    0435937966                           05           07/01/03          0
    20001777                             O            06/01/33
    0
1




    8745343          W02/G01             F          139,050.00         ZZ
                                         360        138,766.49          1
                                       7.970          1,017.40        103
                                       7.720          1,017.40
    PALMETTO         FL   34221          5            05/15/03         23
    0435960984                           05           07/01/03          0
    1002435871                           O            06/01/33
    0


    8745345          964/G01             F          166,691.00         ZZ
                                         180        164,421.44          1
                                       6.875          1,486.64        102
                                       6.625          1,486.64
    LAS VEGAS        NV   89156          2            04/24/03         23
    0435899257                           05           06/01/03          0
    385772                               O            05/01/18
    0


    8745465          A03/G01             F          124,600.00         ZZ
                                         360        124,310.30          1
                                       7.375            860.58         99
                                       7.125            860.58
    BLOOMFIELD       MI   48304          1            05/22/03         23
    0436046189                           01           07/01/03          0
    00030219867                          O            06/01/33
    0


    8745811          W02/G01             F          105,060.00         ZZ
                                         360        104,760.48          1
                                       7.750            752.67        103
                                       7.500            752.67
    APOPKA           FL   32712          2            04/08/03         23
    0436033484                           03           06/01/03          0
    1002208741                           O            05/01/33
    0


    8745969          E22/G01             F          127,800.00         ZZ
                                         360        127,553.83          1
                                       8.250            960.12        103
                                       8.000            960.12
    RIO RANCHO       NM   87144          1            05/23/03         23
    0416541951                           03           07/01/03          0
    0416541951                           O            06/01/33
    0
1




    8746029          E22/G01             F          149,800.00         ZZ
                                         360        149,455.95          1
                                       7.375          1,034.63        107
                                       7.125          1,034.63
    RUTLAND          VT   05701          5            05/22/03         23
    0416686632                           05           07/01/03          0
    0416686632                           O            06/01/33
    0


    8746041          E22/G01             F          203,000.00         ZZ
                                         360        202,567.39          1
                                       7.750          1,454.32        100
                                       7.500          1,454.32
    ARDEN            NC   28704          1            05/28/03         23
    0416747558                           05           07/01/03          0
    0416747558                           O            06/01/33
    0


    8746059          W78/G01             F          117,900.00         ZZ
                                         360        117,620.94          1
                                       7.375            814.31        100
                                       7.125            814.31
    LITHONIA         GA   30058          1            05/15/03         23
    0435920970                           05           07/01/03          0
    0041166499                           O            06/01/33
    0


    8746075          E22/G01             F          195,597.00         ZZ
                                         360        195,265.58          1
                                       8.875          1,556.26        103
                                       8.625          1,556.26
    BRIGHTON         CO   80601          1            05/28/03         23
    0416869162                           03           07/01/03          0
    0416869162                           O            06/01/33
    0


    8746217          E22/G01             F           98,880.00         ZZ
                                         360         98,672.85          1
                                       8.875            786.73        103
                                       8.625            786.73
    MADISON          TN   37115          5            05/22/03         23
    0416972982                           05           07/01/03          0
    0416972982                           O            06/01/33
    0
1




    8746303          808/G01             F          230,530.00         ZZ
                                         360        229,060.88          1
                                       6.875          1,514.42        105
                                       6.625          1,514.42
    (PALMDALE AREA)  CA   93551          1            05/17/03         23
    0435938493                           05           07/01/03          0
    9431643                              O            06/01/33
    0


    8746439          E22/G01             F          109,000.00         ZZ
                                         360        108,709.90          1
                                       6.625            697.94        105
                                       6.375            697.94
    MOBILE           AL   36618          1            05/27/03         23
    0417075793                           05           07/01/03          0
    0417075793                           O            06/01/33
    0


    8746467          808/G01             F          188,450.00         ZZ
                                         360        187,972.28          1
                                       6.875          1,237.99        103
                                       6.625          1,237.99
    HANFORD          CA   93230          1            05/14/03         23
    0435934351                           05           07/01/03          0
    9431487                              O            06/01/33
    0


    8746495          E22/G01             F          262,150.00         ZZ
                                         360        261,435.17          1
                                       6.500          1,656.97        107
                                       6.250          1,656.97
    VALENCIA         CA   91355          1            05/21/03         23
    0417188703                           01           07/01/03          0
    0417188703                           O            06/01/33
    0


    8746527          E22/G01             F          110,210.00         ZZ
                                         360        109,969.18          1
                                       7.625            780.06        103
                                       7.375            780.06
    DETROIT          MI   48219          1            05/28/03         23
    0417199783                           05           07/01/03          0
    0417199783                           O            06/01/33
    0
1




    8746651          B57/G01             F           68,875.00         ZZ
                                         360         68,712.84          1
                                       7.250            469.85         95
                                       7.000            469.85
    SANFORD          FL   32771          1            05/20/03         23
    0435911060                           05           07/01/03          0
    90000283                             N            06/01/33
    0


    8746659          W02/G01             F          105,060.00         ZZ
                                         360        104,838.29          1
                                       7.800            756.30         98
                                       7.550            756.30
    BEAVER FALLS     PA   15010          5            05/16/03         23
    0435961198                           05           07/01/03          0
    1002429106                           O            06/01/33
    0


    8746671          U05/G01             F          205,600.00         ZZ
                                         360        204,832.19          1
                                       6.375          1,282.68        103
                                       6.125          1,282.68
    BOCA RATON       FL   33428          5            04/24/03         23
    0435930185                           05           06/01/03          0
    3336687                              O            05/01/33
    0


    8746853          Q64/G01             F          157,250.00         ZZ
                                         180        156,888.82          1
                                       7.375          1,086.09        107
                                       7.125          1,086.09
    FAIRFIELD        OH   45014          5            05/14/03         23
    0435893888                           05           07/01/03          0
    107691909                            O            06/01/18
    0


    8747135          J95/G01             F          270,700.00         ZZ
                                         360        269,925.42          1
                                       6.250          1,666.75        106
                                       6.000          1,666.75
    RICHMOND         VA   23221          1            05/16/03         23
    0435926290                           07           07/01/03          0
    0042263194                           O            06/01/33
    0
1




    8747137          M50/G01             F           80,237.00         ZZ
                                         180         80,104.25          1
                                       8.990            645.03        103
                                       8.740            645.03
    PINE BLUFF       AR   71603          1            05/16/03         23
    0435897921                           05           07/01/03          0
    2912014                              O            06/01/18
    0


    8747203          M50/G01             F          139,050.00         ZZ
                                         180        138,745.99          1
                                       7.750            996.17        100
                                       7.500            996.17
    DAGSBORO         DE   19939          1            05/21/03         23
    0436061428                           05           07/01/03          0
    3712147                              O            06/01/18
    0


    8747223          T23/G01             F           90,000.00         ZZ
                                         360         89,812.98          1
                                       7.875            652.56        100
                                       7.625            652.56
    HAMILTON         OH   45011          5            05/27/03         23
    0435925276                           05           07/02/03          0
    6456                                 O            06/02/33
    0


    8747455          940/G01             F          144,000.00         ZZ
                                         360        143,608.80          1
                                       6.625            922.05        100
                                       6.375            922.05
    MONTCLAIR        CA   91763          5            05/23/03         23
    0435948930                           09           07/01/03          0
    40030675                             O            06/01/33
    0


    8747497          M45/G01             F           63,080.00         ZZ
                                         360         62,812.81          1
                                       6.750            409.14         95
                                       6.500            409.14
    KNOXVILLE        TN   37909          1            04/25/03         23
    0435935069                           09           06/01/03          0
    A0461688                             N            05/01/33
    0
1




    8747513          M45/G01             F          156,550.00         ZZ
                                         360        156,031.73          1
                                       8.375          1,189.90        103
                                       8.125          1,189.90
    WINDSOR          CT   06095          1            04/30/03         23
    0435948609                           05           06/01/03          0
    A0441237                             O            05/01/33
    0


    8747521          U09/G01             F           70,000.00         ZZ
                                         360         69,854.53          2
                                       7.875            507.55        100
                                       7.625            507.55
    JACKSON          MI   49202          1            05/23/03         23
    0435932819                           05           07/01/03          0
    2301131                              O            06/01/33
    0


    8747537          M45/G01             F          270,710.00         ZZ
                                         360        270,023.78          1
                                       6.875          1,778.38        107
                                       6.625          1,778.38
    SAN RAMON        CA   94583          1            05/12/03         23
    0436041545                           01           07/01/03          0
    A0451869                             O            06/01/33
    0


    8747553          940/G01             F          127,650.00         ZZ
                                         360        127,371.06          1
                                       7.625            903.50        103
                                       7.375            903.50
    ADELANTO         CA   92301          1            05/21/03         23
    0435944178                           05           07/01/03          0
    40021291                             O            06/01/33
    0


    8747595          Q31/G01             F          153,000.00         ZZ
                                         360        152,657.22          1
                                       7.500          1,069.80        100
                                       7.250          1,069.80
    COLORADO SPRING  CO   80909          1            05/27/03         23
    0435933643                           05           07/01/03          0
    894270                               O            06/01/33
    0
1




    8747829          964/G01             F          195,800.00         ZZ
                                         360        194,914.40          1
                                       7.500          1,369.06        107
                                       7.250          1,369.06
    LAS VEGAS        NV   89135          5            02/04/03         23
    0436058408                           05           04/01/03          0
    345144                               O            03/01/33
    0


    8747845          U85/G01             F           80,250.00         ZZ
                                         180         80,074.65          1
                                       7.625            568.00        107
                                       7.375            568.00
    TIPTON           IA   52772          1            05/27/03         23
    0435897400                           05           07/01/03          0
    TQS2503                              O            06/01/18
    0


    8747851          X91/G01             F          376,400.00         ZZ
                                         360        375,272.57          1
                                       6.500          2,379.10        104
                                       6.250          2,379.10
    KANEOHE          HI   96744          1            05/19/03         23
    0435936182                           05           07/01/03          0
    806058                               O            06/01/33
    0


    8747859          U42/G01             F          177,000.00         ZZ
                                         360        176,562.18          1
                                       7.000          1,177.59        100
                                       6.750          1,177.59
    SAN ANTONIO      TX   78255          1            05/02/03         23
    0436266910                           05           07/01/03          0
    49300224                             O            06/01/33
    0


    8748075          Q30/G01             F          111,240.00         ZZ
                                         360        110,953.33          1
                                       8.250            835.71        103
                                       8.000            835.71
    PITTSBURGH       PA   15216          5            05/02/03         23
    0435951611                           05           06/01/03          0
    21022308                             O            05/01/33
    0
1




    8748109          W35/G01             F          110,000.00         ZZ
                                         360        109,670.37          1
                                       7.500            769.14        100
                                       7.250            769.14
    ROACHDALE        IN   46172          5            05/05/03         23
    0435925565                           05           06/09/03          0
    19072                                O            05/09/33
    0


    8748147          737/G01             F           89,500.00         ZZ
                                         360         89,294.44          1
                                       7.375            618.15        100
                                       7.125            618.15
    PEORIA           AZ   85345          1            05/21/03         23
    0435895750                           01           07/01/03          0
    6008580                              O            06/01/33
    0


    8748157          737/G01             F          145,000.00         ZZ
                                         360        144,704.60          1
                                       8.000          1,063.96        100
                                       7.750          1,063.96
    ROSEVILLE        MI   48066          5            05/16/03         23
    0435895859                           05           07/01/03          0
    6011529                              O            06/01/33
    0


    8748195          R80/G01             F          142,150.00         ZZ
                                         360        141,710.41          1
                                       7.500            993.93        104
                                       7.250            993.93
    GLENDALE         AZ   85307          1            05/20/03         23
    0435923685                           03           07/01/03          0
    43447                                O            06/01/33
    0


    8748415          R17/G01             F          152,400.00         ZZ
                                         360        151,827.34          1
                                       7.500          1,065.61        103
                                       7.250          1,065.61
    PLEASANT GAP     PA   16823          1            03/31/03         23
    0436236723                           05           05/01/03          0
    1000254271                           O            04/01/33
    0
1




    8748451          M50/G01             F          134,930.00         ZZ
                                         180        134,706.76          1
                                       8.990          1,084.71        103
                                       8.740          1,084.71
    PALM HARBOR      FL   34684          1            05/16/03         23
    0435923677                           05           07/01/03          0
    2511857                              O            06/01/18
    0


    8748493          A06/G01             F          128,000.00         ZZ
                                         360        127,771.63          1
                                       8.625            995.58        100
                                       8.375            995.58
    WARREN           MI   48091          1            05/21/03         23
    0435918487                           01           07/01/03          0
    383388806                            O            06/01/33
    0


    8748521          J95/G01             F          218,850.00         ZZ
                                         360        218,383.61          1
                                       7.750          1,567.87        103
                                       7.500          1,567.87
    ALEXANDRIA       VA   22315          1            05/12/03         23
    0435953245                           01           07/01/03          0
    0043053370                           O            06/01/33
    0


    8748533          U45/G01             F           81,421.00         ZZ
                                         360         81,279.43          1
                                       8.750            640.54        103
                                       8.500            640.54
    MISSION          TX   78572          1            05/15/03         23
    0435931803                           05           07/01/03          0
    1                                    O            06/01/33
    0


    8748595          E22/G01             F           46,550.00         ZZ
                                         360         46,448.28          1
                                       7.625            329.48         95
                                       7.375            329.48
    OMAHA            NE   68111          1            05/29/03         23
    0416895548                           05           07/01/03          0
    0416895548                           N            06/01/33
    0
1




    8748633          E22/G01             F           48,200.00         ZZ
                                         360         48,094.67          1
                                       7.625            341.16         95
                                       7.375            341.16
    OMAHA            NE   68111          1            05/29/03         23
    0417168614                           05           07/01/03          0
    0417168614                           N            06/01/33
    0


    8748659          G34/G01             F          148,400.00         ZZ
                                         360        148,109.46          1
                                       8.250          1,114.88         99
                                       8.000          1,114.88
    NORTH LAS VEGAS  NV   89031          1            05/22/03         23
    0435895644                           03           07/01/03          0
    77308115                             O            06/01/33
    0


    8748673          E22/G01             F           81,370.00         ZZ
                                         360         81,196.60          1
                                       7.750            582.94        103
                                       7.500            582.94
    NEW HAVEN        CT   06519          1            05/29/03         23
    0417193836                           05           07/01/03          0
    0417193836                           O            06/01/33
    0


    8748679          E22/G01             F          179,860.00         ZZ
                                         360        179,530.80          1
                                       8.500          1,382.97        103
                                       8.250          1,382.97
    DOVER TOWNSHIP   NJ   08753          1            05/29/03         23
    0417202801                           05           07/01/03          0
    0417202801                           O            06/01/33
    0


    8748733          E22/G01             F          112,000.00         ZZ
                                         360        111,709.08          1
                                       6.750            726.43        100
                                       6.500            726.43
    REX              GA   30273          5            05/20/03         23
    0416941060                           05           07/01/03          0
    0416941060                           O            06/01/33
    0
1




    8748761          E22/G01             F          249,500.00         ZZ
                                         360        248,926.96          1
                                       7.375          1,723.23        100
                                       7.125          1,723.23
    OAKLEY           CA   94561          1            05/16/03         23
    0416959054                           05           07/01/03          0
    0416959054                           O            06/01/33
    0


    8748763          E22/G01             F          269,640.00         ZZ
                                         360        269,065.40          1
                                       7.750          1,931.73        107
                                       7.500          1,931.73
    BOTHELL          WA   98011          5            05/08/03         23
    0416964807                           05           07/01/03          0
    0416964807                           O            06/01/33
    0


    8748771          E22/G01             F          173,000.00         ZZ
                                         360        172,666.78          1
                                       8.250          1,299.69        103
                                       8.000          1,299.69
    MILTON           VT   05468          1            05/29/03         23
    0416403483                           05           07/01/03          0
    0416403483                           O            06/01/33
    0


    8748795          E22/G01             F          496,000.00         ZZ
                                         360        494,773.17          1
                                       7.000          3,299.90        107
                                       6.750          3,299.90
    ORINDA           CA   94563          1            05/19/03         23
    0416499499                           05           07/01/03          0
    0416499499                           O            06/01/33
    0


    8749001          W35/G01             F          125,310.00         ZZ
                                         360        124,999.44          1
                                       6.990            832.85        105
                                       6.740            832.85
    AKRON            OH   44312          5            05/20/03         23
    0435922513                           05           07/01/03          0
    20330                                O            06/01/33
    0
1




    8749089          T23/G01             F           96,800.00         ZZ
                                         360         96,583.13          1
                                       7.500            676.84        103
                                       7.250            676.84
    NEWARK           OH   43055          1            05/22/03         23
    0435924535                           05           07/01/03          0
    6435                                 O            06/01/33
    0


    8749129          E22/G01             F          425,325.00         ZZ
                                         360        424,204.38          1
                                       7.000          2,829.70        107
                                       6.750          2,829.70
    DUBLIN           CA   94568          1            05/27/03         23
    0416851830                           05           07/01/03          0
    0416851830                           O            06/01/33
    0


    8749255          E22/G01             F          229,600.00         ZZ
                                         360        229,146.38          1
                                       8.125          1,704.77        103
                                       7.875          1,704.77
    VALRICO          FL   33594          1            05/29/03         23
    0417272135                           05           07/01/03          0
    0417272135                           O            06/01/33
    0


    8749261          E22/G01             F          115,360.00         ZZ
                                         360        115,101.56          1
                                       7.500            806.61        103
                                       7.250            806.61
    IDAHO FALLS      ID   83402          2            05/22/03         23
    0417278819                           05           07/01/03          0
    0417278819                           O            06/01/33
    0


    8749301          E22/G01             F          155,000.00         ZZ
                                         360        154,625.95          1
                                       7.125          1,044.26        100
                                       6.875          1,044.26
    BROOKLYN PARK    MN   55444          1            05/29/03         23
    0417301603                           05           07/01/03          0
    0417301603                           O            06/01/33
    0
1




    8749363          E22/G01             F          271,000.00         ZZ
                                         360        270,241.68          1
                                       7.125          1,825.78        105
                                       6.875          1,825.78
    LAWRENCE         MA   01843          1            05/29/03         23
    0417042074                           05           07/01/03          0
    0417042074                           O            06/01/33
    0


    8749427          E22/G01             F          135,960.00         T
                                         360        135,662.90          1
                                       7.625            962.32        103
                                       7.375            962.32
    SPRINGFIELD      LA   70462          1            05/29/03         23
    0417069978                           05           07/01/03          0
    0417069978                           O            06/01/33
    0


    8749497          E22/G01             F          185,000.00         ZZ
                                         360        184,564.42          1
                                       7.250          1,262.03        102
                                       7.000          1,262.03
    TURLOCK          CA   95382          5            05/20/03         23
    0417086253                           05           07/01/03          0
    0417086253                           O            06/01/33
    0


    8749513          E22/G01             F           39,662.50         ZZ
                                         360         39,448.42          2
                                       7.750            284.15         95
                                       7.500            284.15
    MEMPHIS          TN   38111          1            05/29/03         23
    0417100138                           05           07/01/03          0
    0417100138                           N            06/01/33
    0


    8749537          E22/G01             F          164,580.00         ZZ
                                         360        164,229.27          1
                                       7.750          1,179.07         95
                                       7.500          1,179.07
    VERO BEACH       FL   32968          1            05/29/03         23
    0417148574                           03           07/01/03          0
    0417148574                           N            06/01/33
    0
1




    8749573          E22/G01             F           52,250.00         ZZ
                                         360         52,135.83          1
                                       7.625            369.82         95
                                       7.375            369.82
    OMAHA            NE   68111          1            05/29/03         23
    0417151990                           05           07/01/03          0
    0417151990                           N            06/01/33
    0


    8749575          E22/G01             F           33,250.00         ZZ
                                         360         33,177.35          1
                                       7.625            235.34         95
                                       7.375            235.34
    OMAHA            NE   68111          1            05/29/03         23
    0417152121                           05           07/01/03          0
    0417152121                           N            06/01/33
    0


    8749585          E22/G01             F          174,100.00         ZZ
                                         360        173,628.20          1
                                       7.125          1,172.94        103
                                       6.875          1,172.94
    SACRAMENTO       CA   95825          1            05/27/03         23
    0417159522                           01           07/01/03          0
    0417159522                           O            06/01/33
    0


    8749607          E22/G01             F          128,000.00         ZZ
                                         360        127,732.41          1
                                       7.875            928.09        100
                                       7.625            928.09
    PLAQUIMINE       LA   70764          5            05/23/03         23
    0416741999                           05           07/01/03          0
    0416741999                           O            06/01/33
    0


    8749609          E22/G01             F          199,750.00         ZZ
                                         360        199,136.42          1
                                       7.375          1,379.62        105
                                       7.125          1,379.62
    NEW BALTIMORE    MI   48047          1            04/17/03         23
    0416744191                           05           06/01/03          0
    0416744191                           O            05/01/33
    0
1




    8749625          E22/G01             F          184,100.00         ZZ
                                         360        183,655.69          1
                                       7.125          1,240.32         99
                                       6.875          1,240.32
    TACOMA           WA   98445          2            05/12/03         23
    0416767960                           03           07/01/03          0
    0416767960                           O            06/01/33
    0


    8749629          E22/G01             F          155,150.00         ZZ
                                         360        154,835.59          1
                                       8.000          1,138.44        107
                                       7.750          1,138.44
    SANDY            UT   84070          5            05/13/03         23
    0416771574                           05           07/01/03          0
    0416771574                           O            06/01/33
    0


    8749633          E22/G01             F          101,950.00         ZZ
                                         360        101,721.59          1
                                       7.500            712.85        103
                                       7.250            712.85
    BELLEVUE         OH   44811          2            05/23/03         23
    0416782761                           05           07/01/03          0
    0416782761                           O            06/01/33
    0


    8749667          E22/G01             F          165,000.00         ZZ
                                         360        164,572.65          1
                                       7.500          1,153.70        100
                                       7.250          1,153.70
    FLUSHING         MI   48433          1            05/29/03         23
    0417116761                           05           07/01/03          0
    0417116761                           O            06/01/33
    0


    8749669          E22/G01             F          148,644.00         ZZ
                                         360        148,294.04          1
                                       7.250          1,014.01        107
                                       7.000          1,014.01
    JACKSONVILLE     FL   32226          1            05/29/03         23
    0417117397                           03           07/01/03          0
    0417117397                           O            06/01/33
    0
1




    8749715          588/G01             F          180,000.00         ZZ
                                         360        179,520.93          1
                                       6.625          1,152.56        107
                                       6.375          1,152.56
    STRATFORD BOROU  NJ   08084          1            05/23/03         23
    0435968904                           05           07/01/03          0
    1088535                              O            06/01/33
    0


    8749743          P67/G01             F          275,000.00         ZZ
                                         360        274,302.94          1
                                       6.875          1,806.55        100
                                       6.625          1,806.55
    PEABODY          MA   01960          1            05/29/03         23
    0435923727                           01           07/01/03          0
    BARRETT                              O            06/01/33
    0


    8749899          W02/G01             F          169,000.00         ZZ
                                         360        168,166.62          1
                                       6.770          1,098.38        107
                                       6.520          1,098.38
    PALMETTO         FL   34221          5            05/14/03         23
    0435932744                           05           07/01/03          0
    1002400470                           O            06/01/33
    0


    8749937          W02/G01             F          103,700.00         ZZ
                                         360        103,418.33          1
                                       6.520            656.82        107
                                       6.270            656.82
    PORT CHARLOTTE   FL   33954          5            05/20/03         23
    0435958574                           05           07/01/03          0
    1002470837                           O            06/01/33
    0


    8749943          W02/G01             F          259,500.00         ZZ
                                         360        258,846.67          1
                                       6.910          1,710.81        107
                                       6.660          1,710.81
    MIDLOTHIAN       VA   23112          5            05/15/03         23
    0435961172                           05           07/01/03          0
    1002399384                           O            06/01/33
    0
1




    8750055          A06/G01             F           41,200.00         ZZ
                                         360         41,128.34          1
                                       8.750            324.13        103
                                       8.500            324.13
    WARREN           MI   48091          1            05/21/03         23
    0435919972                           05           07/01/03          0
    021000020311918                      O            06/01/33
    0


    8750101          R17/G01             F           90,950.00         ZZ
                                         360         90,713.75          1
                                       6.750            589.90        107
                                       6.500            589.90
    ALLENTOWN        PA   18104          1            05/16/03         23
    0435933718                           05           07/01/03          0
    1000327692                           O            06/01/33
    0


    8751849          W39/G01             F          101,950.00         ZZ
                                         360        101,748.56          1
                                       8.125            756.98         99
                                       7.875            756.98
    JACKSON          MS   39212          5            05/22/03         23
    0435927348                           05           07/01/03          0
    LA032437                             O            06/01/33
    0


    8751913          R49/G01             F          235,000.00         ZZ
                                         360        234,511.65          2
                                       7.875          1,703.91        100
                                       7.625          1,703.91
    LOS ANGELES      CA   90011          1            05/14/03         23
    0436028245                           05           07/01/03          0
    SD03030054                           O            06/01/33
    0


    8751915          X67/G01             F           65,805.00         ZZ
                                         360         65,653.86          1
                                       7.375            454.50        107
                                       7.125            454.50
    NEW BERN         NC   28560          1            05/05/03         23
    0435950274                           05           07/01/03          0
    00241907                             O            06/01/33
    0
1




    8751939          T15/G01             F          153,470.00         ZZ
                                         360        153,241.25          1
                                       9.490          1,289.34        103
                                       9.240          1,289.34
    OXFORD           MS   38655          1            05/22/03         23
    0435953609                           05           07/01/03          0
    1                                    O            06/01/33
    0


    8751973          W39/G01             F          120,400.00         ZZ
                                         360        120,130.27          1
                                       7.500            841.85        100
                                       7.250            841.85
    HELENA           AL   35080          1            05/29/03         23
    0435937362                           05           07/01/03          0
    LA032623                             O            06/01/33
    0


    8751977          Q14/G01             F          156,000.00         ZZ
                                         360        155,458.20          1
                                       6.750          1,011.81        104
                                       6.500          1,011.81
    PEORIA           AZ   85382          1            04/28/03         23
    0435946124                           09           06/01/03          0
    0000312744                           O            05/01/33
    0


    8751979          642/G01             F          137,750.00         ZZ
                                         360        137,400.82          1
                                       6.875            904.92        104
                                       6.625            904.92
    ORLANDO          FL   32817          1            05/17/03         23
    0435953070                           03           07/01/03          0
    04226703                             O            06/01/33
    0


    8752053          Y19/G01             F          209,950.00         ZZ
                                         360        209,177.51          1
                                       6.500          1,327.03        103
                                       6.250          1,327.03
    LEESBURG         VA   20176          1            05/27/03         23
    0435952064                           09           07/01/03          0
    103476                               O            06/01/33
    0
1




    8752095          Y19/G01             F          150,650.00         ZZ
                                         360        150,239.21          1
                                       6.500            952.21        104
                                       6.250            952.21
    GROTON           CT   06340          1            05/27/03         23
    0436233936                           05           07/01/03          0
    103266                               O            06/01/33
    0


    8752137          U19/G01             F          153,000.00         ZZ
                                         360        152,592.78          1
                                       6.625            979.68        100
                                       6.375            979.68
    PEORIA           AZ   85352          1            05/07/03         01
    0436046270                           03           07/01/03         35
    11000759                             O            06/01/33
    0


    8752177          U35/G01             F           54,000.00         ZZ
                                         360         53,882.01          1
                                       7.625            382.21        100
                                       7.375            382.21
    FRESNO           CA   93703          1            05/20/03         23
    0436038046                           05           07/01/03          0
    11849282                             O            06/01/33
    0


    8752183          T23/G01             F           66,950.00         ZZ
                                         360         66,803.69          1
                                       7.625            473.87        103
                                       7.375            473.87
    MANSFIELD        OH   44907          1            05/27/03         23
    0435951538                           05           07/01/03          0
    6446                                 O            06/01/33
    0


    8752185          U35/G01             F           63,650.00         ZZ
                                         360         63,507.40          2
                                       7.500            445.05         95
                                       7.250            445.05
    INDIANAPOLIS     IN   46218          1            05/27/03         23
    0435912837                           05           07/01/03          0
    11945616                             N            06/01/33
    0
1




    8752211          W30/G01             F          236,770.00         ZZ
                                         360        236,154.97          1
                                       6.750          1,535.69        103
                                       6.500          1,535.69
    RAYMOND          NH   03077          1            05/23/03         23
    0436105803                           05           07/01/03          0
    11556905                             O            06/01/33
    0


    8752221          F64/G01             F          128,700.00         ZZ
                                         360        128,381.04          1
                                       6.990            855.38        103
                                       6.740            855.38
    COLONIAL BEACH   VA   22443          1            05/16/03         23
    0435915954                           05           07/01/03          0
    77002797                             O            06/01/33
    0


    8752233          U35/G01             F           83,505.00         ZZ
                                         360         83,283.91          1
                                       7.000            555.56         95
                                       6.750            555.56
    KIMBERLY         WI   54136          1            05/22/03         23
    0435911862                           01           07/01/03          0
    1187170600                           O            06/01/33
    0


    8752253          M45/G01             F          169,847.00         ZZ
                                         360        169,073.31          1
                                       8.000          1,246.28        103
                                       7.750          1,246.28
    HALETHORPE       MD   21227          1            04/30/03         23
    0435907829                           05           06/01/03          0
    A0435611                             O            05/01/33
    0


    8752295          U35/G01             F          219,000.00         ZZ
                                         360        218,544.89          1
                                       7.875          1,587.90        100
                                       7.625          1,587.90
    CLOVIS           CA   93612          1            05/27/03         23
    0435911359                           05           07/01/03          0
    11899472                             O            06/01/33
    0
1




    8752301          X67/G01             F          179,950.00         ZZ
                                         360        179,484.80          1
                                       7.000          1,197.21        100
                                       6.750          1,197.21
    WHITTIER         CA   90604          1            05/02/03         23
    0435950241                           01           07/01/03          0
    00286066                             O            06/01/33
    0


    8752325          G27/G01             F          152,000.00         ZZ
                                         360        151,444.30          1
                                       7.125          1,024.05        100
                                       6.875          1,024.05
    SALEM            UT   84653          1            05/12/03         23
    0435932454                           05           07/01/03          0
    24803032                             O            06/01/33
    0


    8752327          P29/G01             F           97,800.00         ZZ
                                         360         97,591.59          1
                                       7.750            700.65         95
                                       7.500            700.65
    FARGO            ND   58103          1            05/30/03         23
    0435928247                           07           07/01/03          0
    11996360                             O            06/01/33
    0


    8752381          N46/G01             F          228,100.00         ZZ
                                         360        227,625.99          1
                                       7.875          1,653.88        103
                                       7.625          1,653.88
    CARY             NC   27513          1            05/30/03         23
    0435901244                           03           07/01/03          0
    111127301                            O            06/01/33
    0


    8752393          W35/G01             F           73,830.00         ZZ
                                         360         73,608.77          1
                                       7.500            516.23        107
                                       7.250            516.23
    LIGONIER         IN   46767          1            04/16/03         23
    0435934716                           05           06/01/03          0
    18973                                O            05/01/33
    0
1




    8752469          U35/G01             F          160,000.00         ZZ
                                         360        159,613.87          1
                                       7.125          1,077.95        100
                                       6.875          1,077.95
    CEDAR RAPIDS     IA   52402          1            05/22/03         23
    0435920319                           05           07/01/03          0
    11914191                             O            06/01/33
    0


    8752491          940/G01             F          225,000.00         ZZ
                                         360        224,183.34          1
                                       7.375          1,554.02        100
                                       7.125          1,554.02
    WINDOMAR         CA   92595          1            05/20/03         23
    0435965652                           05           07/01/03          0
    60030185                             O            06/01/33
    0


    8752577          X31/G01             F          295,000.00         ZZ
                                         360        293,686.70          1
                                       7.000          1,962.64        104
                                       6.750          1,962.64
    LAKE ELSINORE    CA   92530          1            05/15/03         23
    0435953054                           05           07/01/03          0
    80001027                             O            06/01/33
    0


    8752587          W17/G01             F          120,000.00         ZZ
                                         360        119,717.47          1
                                       7.250            818.61        100
                                       7.000            818.61
    MIAMI            FL   33127          1            05/29/03         23
    0435931746                           05           07/01/03          0
    030618                               O            06/01/33
    0


    8752615          721/G01             F          426,650.00         ZZ
                                         360        425,439.39          1
                                       6.375          2,661.75         99
                                       6.125          2,661.75
    LAKE OSWEGO      OR   97035          1            05/07/03         23
    0435931928                           05           07/01/03          0
    7884188627                           O            06/01/33
    0
1




    8753135          E22/G01             F          236,750.00         ZZ
                                         360        236,270.24          1
                                       8.000          1,737.19        103
                                       7.750          1,737.19
    NEW IPSWICH      NH   03071          1            05/30/03         23
    0417152634                           05           07/01/03          0
    0417152634                           O            06/01/33
    0


    8753165          E22/G01             F          181,280.00         ZZ
                                         360        180,921.84          1
                                       8.125          1,346.00        103
                                       7.875          1,346.00
    FITCHBURG        MA   01420          1            05/30/03         23
    0417168549                           05           07/01/03          0
    0417168549                           O            06/01/33
    0


    8753173          E22/G01             F          167,000.00         ZZ
                                         360        164,911.07          1
                                       6.500          1,055.55        105
                                       6.250          1,055.55
    MISSOURI CITY    TX   77459          1            05/30/03         23
    0417176823                           03           07/01/03          0
    0417176823                           O            06/01/33
    0


    8753177          E22/G01             F          106,465.00         ZZ
                                         360        106,214.33          1
                                       7.250            726.28        107
                                       7.000            726.28
    TOLEDO           OR   97391          1            05/21/03         23
    0417182151                           05           07/01/03          0
    0417182151                           O            06/01/33
    0


    8753183          E22/G01             F          278,000.00         ZZ
                                         360        277,081.55          1
                                       6.875          1,826.26        103
                                       6.625          1,826.26
    ELK GROVE        CA   95758          1            05/28/03         23
    0417317989                           03           07/01/03          0
    0417317989                           O            06/01/33
    0
1




    8753209          E22/G01             F          183,200.00         ZZ
                                         360        182,691.89          1
                                       7.375          1,265.32        106
                                       7.125          1,265.32
    SUNRISE          FL   33323          1            05/30/03         23
    0417387024                           05           07/01/03          0
    0417387024                           O            06/01/33
    0


    8753213          E22/G01             F          149,750.00         ZZ
                                         360        149,321.50          1
                                       6.250            922.04        100
                                       6.000            922.04
    BEAVERTON        OR   97007          1            05/29/03         23
    0417421245                           03           07/01/03          0
    0417421245                           O            06/01/33
    0


    8753217          E22/G01             F          318,000.00         ZZ
                                         360        317,213.45          1
                                       7.000          2,115.66        100
                                       6.750          2,115.66
    BORING           OR   97009          1            05/27/03         23
    0417426186                           05           07/01/03          0
    0417426186                           O            06/01/33
    0


    8753225          E22/G01             F          215,000.00         ZZ
                                         360        214,506.19          1
                                       7.375          1,484.95        100
                                       7.125          1,484.95
    NORTHRIDGE       CA   91325          1            05/21/03         23
    0417216272                           01           07/01/03          0
    0417216272                           O            06/01/33
    0


    8753237          E22/G01             F          166,087.50         ZZ
                                         360        165,798.74          1
                                       8.750          1,306.61        103
                                       8.500          1,306.61
    FORT LAUDERDALE  FL   33305          1            05/30/03         23
    0417226818                           01           07/01/03          0
    0417226818                           O            06/01/33
    0
1




    8753251          E22/G01             F          176,550.00         ZZ
                                         360        176,007.35          1
                                       5.875          1,044.36        107
                                       5.625          1,044.36
    FAIRBANKS        AK   99712          1            05/23/03         23
    0417248101                           05           07/01/03          0
    0417248101                           O            06/01/33
    0


    8753257          E22/G01             F          105,200.00         ZZ
                                         360        104,946.13          1
                                       7.125            708.75        105
                                       6.875            708.75
    YPSILANTI        MI   48198          1            05/30/03         23
    0417250701                           05           07/01/03          0
    0417250701                           O            06/01/33
    0


    8753321          E22/G01             F          210,000.00         ZZ
                                         360        209,505.56          1
                                       7.250          1,432.57        103
                                       7.000          1,432.57
    SACRAMENTO       CA   95838          5            05/20/03         23
    0416947406                           05           07/01/03          0
    0416947406                           O            06/01/33
    0


    8753323          E22/G01             F          107,500.00         ZZ
                                         360        106,493.88          1
                                       6.750            697.24        105
                                       6.500            697.24
    HOUSTON          TX   77040          1            05/30/03         23
    0417111515                           03           07/01/03          0
    0417111515                           O            06/01/33
    0


    8753383          E22/G01             F          118,300.00         ZZ
                                         360        118,007.40          1
                                       7.000            787.05        103
                                       6.750            787.05
    WALLA WALLA      WA   99362          1            05/20/03         23
    0416590685                           05           07/01/03          0
    0416590685                           O            06/01/33
    0
1




    8753399          E22/G01             F          269,000.00         ZZ
                                         360        268,382.15          1
                                       7.375          1,857.92        100
                                       7.125          1,857.92
    RENTON           WA   98059          1            05/21/03         23
    0416703932                           05           07/01/03          0
    0416703932                           O            06/01/33
    0


    8753413          E22/G01             F          116,000.00         ZZ
                                         360        115,683.69          1
                                       6.500            733.20        100
                                       6.250            733.20
    MIAMI            FL   33015          1            05/30/03         23
    0416773943                           01           07/01/03          0
    0416773943                           O            06/01/33
    0


    8753429          E22/G01             F          128,750.00         ZZ
                                         360        128,416.26          1
                                       7.500            900.24        103
                                       7.250            900.24
    ARNOLD           MO   63010          1            05/30/03         23
    0416823193                           09           07/01/03          0
    0416823193                           O            06/01/33
    0


    8753467          E22/G01             F          177,690.00         ZZ
                                         360        177,338.94          1
                                       8.125          1,319.34        103
                                       7.875          1,319.34
    BERTHOUD         CO   80513          1            05/30/03         23
    0416888022                           05           07/01/03          0
    0416888022                           O            06/01/33
    0


    8753483          E22/G01             F           76,000.00         ZZ
                                         360         75,829.74          1
                                       7.500            531.40        100
                                       7.250            531.40
    RICHMOND         VA   23223          1            05/30/03         23
    0416965358                           05           07/01/03          0
    0416965358                           O            06/01/33
    0
1




    8753489          E22/G01             F          157,290.00         ZZ
                                         360        156,891.30          1
                                       6.875          1,033.28        107
                                       6.625          1,033.28
    FREDERICK        MD   21703          1            05/30/03         23
    0416973527                           09           07/01/03          0
    0416973527                           O            06/01/33
    0


    8753503          U75/G01             F          181,764.00         ZZ
                                         360        181,346.52          1
                                       7.375          1,255.40         99
                                       7.125          1,255.40
    EDEN PRAIRIE     MN   55347          1            05/28/03         23
    0435946462                           07           07/01/03          0
    005581                               O            06/01/33
    0


    8753507          E22/G01             F          274,169.00         ZZ
                                         360        273,490.87          1
                                       7.000          1,824.05        106
                                       6.750          1,824.05
    JOPPATOWNE       MD   21085          1            05/30/03         23
    0416992790                           07           07/01/03          0
    0416992790                           O            06/01/33
    0


    8753557          E22/G01             F           21,850.00         ZZ
                                         360         21,804.58          1
                                       7.875            158.43         95
                                       7.625            158.43
    TOLEDO           OH   43605          1            05/30/03         23
    0417045697                           05           07/01/03          0
    0417045697                           N            06/01/33
    0


    8753573          E22/G01             F          267,600.00         ZZ
                                         360        266,938.10          1
                                       7.000          1,780.35        106
                                       6.750          1,780.35
    ANTELOPE         CA   95843          1            05/14/03         23
    0417066578                           05           07/01/03          0
    0417066578                           O            06/01/33
    0
1




    8753621          E22/G01             F          180,700.00         ZZ
                                         360        180,253.05          1
                                       7.000          1,202.20        103
                                       6.750          1,202.20
    SCOTTS MILLS     OR   97375          1            05/21/03         23
    0417077187                           05           07/01/03          0
    0417077187                           O            06/01/33
    0


    8753687          E22/G01             F          257,400.00         ZZ
                                         360        256,837.55          1
                                       7.625          1,821.86         99
                                       7.375          1,821.86
    CORAL SPRINGS    FL   33071          1            05/30/03         23
    0417147022                           05           07/01/03          0
    0417147022                           O            06/01/33
    0


    8753689          E22/G01             F          140,500.00         ZZ
                                         360        140,169.19          1
                                       7.250            958.46        105
                                       7.000            958.46
    EUGENE           OR   97402          1            05/23/03         23
    0417150364                           05           07/01/03          0
    0417150364                           O            06/01/33
    0


    8753699          E22/G01             F          177,150.00         ZZ
                                         360        176,054.73          1
                                       7.625          1,253.86        103
                                       7.375          1,253.86
    GREEN MOUNTAIN   CO   80819          1            05/30/03         23
    0417185436                           05           07/01/03          0
    0417185436                           O            06/01/33
    0


    8753715          E22/G01             F          155,000.00         ZZ
                                         360        154,607.09          1
                                       6.875          1,018.24        107
                                       6.625          1,018.24
    WOLVERINE LAKE   MI   48390          1            05/30/03         23
    0417199130                           05           07/01/03          0
    0417199130                           O            06/01/33
    0
1




    8753741          E22/G01             F          171,875.00         ZZ
                                         360        170,158.26          1
                                       6.250          1,058.26        106
                                       6.000          1,058.26
    MEMPHIS          TN   38018          1            05/30/03         23
    0417260312                           05           07/01/03          0
    0417260312                           O            06/01/33
    0


    8753757          E22/G01             F          222,480.00         ZZ
                                         360        221,913.65          1
                                       6.875          1,461.54        103
                                       6.625          1,461.54
    CITRUS HEIGHTS   CA   95621          1            05/23/03         23
    0417277886                           05           07/01/03          0
    0417277886                           O            06/01/33
    0


    8753775          E22/G01             F           89,600.00         ZZ
                                         360         89,355.68          1
                                       6.500            566.33        103
                                       6.250            566.33
    LANSING          MI   48910          1            05/30/03         23
    0417296399                           05           07/01/03          0
    0417296399                           O            06/01/33
    0


    8753781          E22/G01             F          135,200.00         ZZ
                                         360        134,857.28          1
                                       6.875            888.17        107
                                       6.625            888.17
    BAY CITY         MI   48708          1            05/30/03         23
    0417301967                           05           07/01/03          0
    0417301967                           O            06/01/33
    0


    8753783          E22/G01             F          133,750.00         ZZ
                                         360        133,457.75          1
                                       7.625            946.67        103
                                       7.375            946.67
    VIRGINIA BEACH   VA   23456          1            05/30/03         23
    0417302262                           05           07/01/03          0
    0417302262                           O            06/01/33
    0
1




    8754461          U19/G01             F          217,000.00         ZZ
                                         360        216,393.82          1
                                       6.375          1,353.80        100
                                       6.125          1,353.80
    SAINT LOUIS      MO   63119          1            05/30/03         23
    0435907720                           05           07/01/03          0
    15150460                             O            06/01/33
    0


    8754501          N56/G01             F           63,900.00         ZZ
                                         360         63,813.95          1
                                       8.000            468.88        102
                                       7.750            468.88
    DETROIT          MI   48219          2            05/27/03         23
    0435943485                           05           08/01/03          0
    8008494                              O            07/01/33
    0


    8754515          K60/G01             F          172,999.00         ZZ
                                         360        172,620.96          1
                                       7.625          1,224.48        100
                                       7.375          1,224.48
    HAYMARKET        VA   20169          1            05/23/03         23
    0435928692                           05           07/01/03          0
    77694                                O            06/01/33
    0


    8754517          Q14/G01             F          156,220.00         ZZ
                                         360        155,833.58          1
                                       7.000          1,039.34        107
                                       6.750          1,039.34
    PHOENIX          AZ   85023          2            05/23/03         23
    0435917646                           05           07/01/03          0
    0000313298                           O            06/01/33
    0


    8754537          U41/G01             F          110,500.00         ZZ
                                         360        110,307.90          1
                                       8.750            869.30        100
                                       8.500            869.30
    BELOIT           WI   53511          1            05/30/03         23
    0435937297                           05           07/01/03          0
    PLITZ4542                            O            06/01/33
    0
1




    8754541          Q78/G01             F           46,769.00         ZZ
                                         360         46,658.87          2
                                       7.250            319.05        107
                                       7.000            319.05
    PITTSBURGH       PA   15211          1            05/20/03         23
    0435917182                           05           07/01/03          0
    728994                               O            06/01/33
    0


    8754589          H76/G01             F          122,650.00         ZZ
                                         360        122,344.41          1
                                       7.750            878.68        100
                                       7.500            878.68
    NORFOLK          VA   23513          5            05/30/03         23
    0435917398                           05           07/01/03          0
    2003487442                           O            06/01/33
    0


    8754603          L03/G01             F          305,000.00         ZZ
                                         360        304,299.47          1
                                       7.375          2,106.56        100
                                       7.125          2,106.56
    PEORIA           AZ   85382          1            05/22/03         23
    0435948245                           05           07/01/03          0
    40012183                             O            06/01/33
    0


    8754661          J40/G01             F           74,250.00         ZZ
                                         360         74,106.97          1
                                       8.250            557.82         99
                                       8.000            557.82
    GULFPORT         MS   39503          5            05/22/03         23
    0435914106                           05           07/01/03          0
    1125174                              O            06/01/33
    0


    8754671          U45/G01             F          252,680.00         ZZ
                                         360        252,331.06          1
                                       7.875          1,832.11        103
                                       7.625          1,832.11
    AMHERST          OH   44001          1            06/02/03         23
    0435920251                           05           08/01/03          0
    07200283                             O            07/01/33
    0
1




    8754673          Q78/G01             F          345,500.00         ZZ
                                         360        344,958.25          1
                                       7.240          2,354.58         99
                                       6.990          2,354.58
    ARLINGTON HEIGH  IL   60004          5            05/27/03         23
    0435916580                           05           08/01/03          0
    729878                               O            07/01/33
    0


    8754677          W89/G01             F          144,450.00         ZZ
                                         360        143,346.68          1
                                       7.875          1,047.36        107
                                       7.625          1,047.36
    KAUNAKAKAI       HI   96748          5            05/23/03         23
    0435944426                           05           07/01/03          0
    4440258755                           O            06/01/33
    0


    8755013          642/G01             F           88,580.00         ZZ
                                         360         88,411.57          1
                                       8.875            704.78        103
                                       8.625            704.78
    OGDEN            UT   84404          5            05/23/03         23
    0435911417                           05           07/01/03          0
    02-1564-03                           O            06/01/33
    0


    8755055          U85/G01             F           74,000.00         ZZ
                                         180         73,671.34          2
                                       7.750            530.15         94
                                       7.500            530.15
    DUBUQUE          IA   52001          2            05/29/03         23
    0435916499                           05           07/01/03          0
    TQS272                               O            06/01/18
    0


    8755111          147/G01             F          240,750.00         ZZ
                                         360        239,937.55          1
                                       7.500          1,683.36        107
                                       7.250          1,683.36
    KAMAS            UT   84036          1            04/25/03         23
    0435920418                           05           06/01/03          0
    10541265                             O            05/01/33
    0
1




    8755137          S53/G01             F           99,750.00         ZZ
                                         360         99,526.09          1
                                       7.490            696.78        105
                                       7.240            696.78
    FORT MYERS       FL   33907          1            05/20/03         23
    0436028690                           05           07/01/03          0
    9846836000                           O            06/01/33
    0


    8755139          E65/G01             F           52,000.00         ZZ
                                         360         51,899.83          1
                                       8.250            390.66        102
                                       8.000            390.66
    DETROIT          MI   48238          1            05/16/03         23
    0435944848                           05           07/01/03          0
    258934                               O            06/01/33
    0


    8755185          L03/G01             F          245,140.00         ZZ
                                         360        244,691.34          1
                                       8.500          1,884.91        103
                                       8.250          1,884.91
    PHOENIX          AZ   85007          1            05/15/03         23
    0435946033                           05           07/01/03          0
    40008483                             O            06/01/33
    0


    8755297          M27/G01             F          209,700.00         ZZ
                                         360        209,253.10          1
                                       7.750          1,502.32        100
                                       7.500          1,502.32
    HENDERSONVILLE   TN   37075          5            05/21/03         23
    0436016612                           05           07/01/03          0
    5000077090                           O            06/01/33
    0


    8755299          X78/G01             F          100,500.00         ZZ
                                         360        100,296.36          1
                                       8.000            737.43        100
                                       7.750            737.43
    LITHONIA         GA   30058          1            05/30/03         23
    0435946595                           05           07/01/03          0
    990444                               O            06/01/33
    0
1




    8755311          W39/G01             F          107,600.00         ZZ
                                         360        107,352.85          1
                                       7.375            743.17         95
                                       7.125            743.17
    GARLAND          TX   75040          1            05/29/03         23
    0435949581                           05           07/01/03          0
    PNI34701                             N            06/01/33
    0


    8755313          E65/G01             F          146,000.00         ZZ
                                         360        145,639.62          1
                                       7.625          1,033.38        106
                                       7.375          1,033.38
    WAYNE            MI   48184          5            05/13/03         23
    0435943923                           05           07/01/03          0
    259107                               O            06/01/33
    0


    8755327          W34/G01             F          231,000.00         ZZ
                                         360        230,442.52          1
                                       7.125          1,556.29         99
                                       6.875          1,556.29
    SALEM            OR   97302          5            05/24/03         23
    0436026280                           05           07/01/03          0
    11920728                             O            06/01/33
    0


    8755489          X89/G01             F          119,000.00         ZZ
                                         360        118,770.78          1
                                       8.250            894.01        100
                                       8.000            894.01
    LANSING          KS   66043          1            05/28/03         23
    0435918271                           05           07/01/03          0
    2006169                              O            06/01/33
    0


    8755557          W94/G01             F          271,499.00         ZZ
                                         360        270,810.78          1
                                       6.875          1,783.56        100
                                       6.625          1,783.56
    SACRAMENTO       CA   95864          1            05/15/03         23
    0436027536                           03           07/01/03          0
    109818801                            O            06/01/33
    0
1




    8755609          W34/G01             F           80,250.00         ZZ
                                         360         80,070.21          1
                                       7.500            561.12        106
                                       7.250            561.12
    PARK HILLS       MO   63601          5            05/20/03         23
    0435972534                           05           07/01/03          0
    11778788                             O            06/01/33
    0


    8755713          K15/G01             F          185,100.00         ZZ
                                         360        184,769.79          1
                                       8.625          1,439.69         99
                                       8.375          1,439.69
    AURORA           CO   80013          1            05/19/03         23
    0435933122                           05           07/01/03          0
    023405509210                         O            06/01/33
    0


    8755773          P29/G01             F           90,000.00         ZZ
                                         180         89,754.60          1
                                       6.500            568.86        100
                                       6.250            568.86
    DES MOINES       IA   50310          1            05/30/03         23
    0435928023                           05           07/01/03          0
    12011529                             O            06/01/18
    0


    8755783          477/G01             F          131,000.00         ZZ
                                         360        130,691.57          1
                                       7.250            893.65        107
                                       7.000            893.65
    GLENDALE         AZ   85306          5            05/01/03         23
    0435922257                           05           07/01/03          0
    238968                               O            06/01/33
    0


    8755827          Y19/G01             F          142,000.00         ZZ
                                         360        141,673.85          1
                                       7.375            980.76        100
                                       7.125            980.76
    VIRGINIA BEACH   VA   23464          1            05/28/03         23
    0435947353                           05           07/01/03          0
    103315                               O            06/01/33
    0
1




    8755829          W39/G01             F           96,500.00         ZZ
                                         360         96,318.80          1
                                       8.375            733.47        100
                                       8.125            733.47
    BIRMINGHAM       AL   35216          1            06/02/03         23
    0436078372                           05           07/01/03          0
    LA032697                             O            06/01/33
    0


    8755895          J95/G01             F           97,335.00         ZZ
                                         360         96,976.31          1
                                       7.875            705.75        103
                                       7.625            705.75
    CORPUS CHRISTI   TX   78413          1            05/13/03         23
    0435932447                           05           07/01/03          0
    0042239103                           O            06/01/33
    0


    8756175          G27/G01             F          172,163.00         ZZ
                                         360        171,726.59          1
                                       6.875          1,130.99        107
                                       6.625          1,130.99
    BAKERSFIELD      CA   93313          1            05/06/03         23
    0435958095                           05           07/01/03          0
    20303193                             O            06/01/33
    0


    8756637          E22/G01             F          149,000.00         ZZ
                                         360        148,649.20          1
                                       7.250          1,016.44        107
                                       7.000          1,016.44
    MIRAMAR          FL   33025          1            06/02/03         23
    0417157088                           05           07/01/03          0
    0417157088                           O            06/01/33
    0


    8756639          E22/G01             F          183,300.00         ZZ
                                         360        182,946.93          1
                                       8.250          1,377.07        103
                                       8.000          1,377.07
    BYHALIA          MS   38611          1            05/29/03         23
    0417160462                           05           07/01/03          0
    0417160462                           O            06/01/33
    0
1




    8756669          E22/G01             F          104,030.00         ZZ
                                         360        103,850.35          1
                                       6.750            674.74        103
                                       6.500            674.74
    HOUSTON          TX   77088          1            06/02/03         23
    0416791648                           03           08/01/03          0
    0416791648                           O            07/01/33
    0


    8756817          E22/G01             F          321,700.00         ZZ
                                         360        321,099.71          1
                                       6.875          2,113.34        103
                                       6.625          2,113.34
    SOUTH JORDAN     UT   84095          2            05/27/03         23
    0416863066                           05           08/01/03          0
    0416863066                           O            07/01/33
    0


    8756835          E22/G01             F          163,000.00         ZZ
                                         360        162,555.55          1
                                       6.500          1,030.27        102
                                       6.250          1,030.27
    ORTING           WA   98360          2            05/23/03         23
    0416444065                           03           07/01/03          0
    0416444065                           O            06/01/33
    0


    8756839          E22/G01             F           47,000.00         ZZ
                                         360         46,884.41          1
                                       7.500            328.63         95
                                       7.250            328.63
    PALM BAY         FL   32905          1            06/02/03         04
    0417123999                           01           07/01/03         25
    0417123999                           N            06/01/33
    0


    8756843          E22/G01             F           64,600.00         ZZ
                                         360         64,447.89          1
                                       7.250            440.69         95
                                       7.000            440.69
    LAWTON           OK   73501          1            05/29/03         23
    0417126570                           05           07/01/03          0
    0417126570                           N            06/01/33
    0
1




    8756877          E22/G01             F          176,000.00         ZZ
                                         360        175,595.85          1
                                       7.500          1,230.62        100
                                       7.250          1,230.62
    PUEBLO           CO   81005          1            06/02/03         23
    0416531101                           05           07/01/03          0
    0416531101                           O            06/01/33
    0


    8756911          E22/G01             F          136,460.00         ZZ
                                         360        136,082.36          1
                                       6.750            885.08        104
                                       6.500            885.08
    DAYTON           NV   89403          1            05/28/03         23
    0416864239                           05           07/01/03          0
    0416864239                           O            06/01/33
    0


    8757001          E22/G01             F          163,500.00         ZZ
                                         360        163,075.31          1
                                       6.750          1,060.46        100
                                       6.500          1,060.46
    LEBANON          OH   45036          2            05/28/03         23
    0417195641                           03           07/01/03          0
    0417195641                           O            06/01/33
    0


    8757015          E22/G01             F           74,575.00         ZZ
                                         360         74,455.36          1
                                       7.125            502.43         95
                                       6.875            502.43
    CHEYENNE         WY   82007          1            06/02/03         23
    0417206760                           05           08/01/03          0
    0417206760                           N            07/01/33
    0


    8757053          E22/G01             F           86,000.00         ZZ
                                         360         85,838.53          1
                                       8.375            653.66        103
                                       8.125            653.66
    CLINTON          SC   29325          5            05/27/03         23
    0417066990                           05           07/01/03          0
    0417066990                           O            06/01/33
    0
1




    8757095          E22/G01             F           93,730.00         ZZ
                                         360         93,571.18          1
                                       8.875            745.76        103
                                       8.625            745.76
    INDIANAPOLIS     IN   46214          5            05/27/03         23
    0416976587                           01           07/01/03          0
    0416976587                           O            06/01/33
    0


    8757109          E22/G01             F           51,750.00         ZZ
                                         360         51,636.93          1
                                       7.625            366.28         95
                                       7.375            366.28
    PALM BAY         FL   32905          1            06/02/03         23
    0416990711                           09           07/01/03          0
    0416990711                           N            06/01/33
    0


    8757189          E22/G01             F          159,650.00         ZZ
                                         360        159,367.50          1
                                       6.625          1,022.26        103
                                       6.375          1,022.26
    PUEBLO           CO   81005          1            06/02/03         23
    0417091451                           05           08/01/03          0
    0417091451                           O            07/01/33
    0


    8757939          X67/G01             F          199,000.00         ZZ
                                         360        198,495.56          1
                                       6.875          1,307.29        105
                                       6.625          1,307.29
    PLACENTIA        CA   92870          1            05/08/03         23
    0435957527                           01           07/01/03          0
    00286290                             O            06/01/33
    0


    8757971          408/G01             F          141,900.00         ZZ
                                         360        141,531.30          1
                                       7.750          1,016.59        100
                                       7.500          1,016.59
    KANSAS CITY      MO   64111          1            05/02/03         23
    0435962295                           05           07/01/03          0
    703034546                            O            06/01/33
    0
1




    8758011          U18/G01             F           52,000.00         ZZ
                                         360         51,909.61          1
                                       8.750            409.08        100
                                       8.500            409.08
    COLUMBUS         MS   39702          1            05/29/03         23
    0435976022                           05           07/01/03          0
    MS0417885031                         O            06/01/33
    0


    8758015          L21/G01             F          163,000.00         ZZ
                                         360        162,616.21          1
                                       7.250          1,111.95        100
                                       7.000          1,111.95
    BRANFORD         CT   06405          1            05/23/03         23
    0435964036                           01           07/01/03          0
    70302993                             O            06/01/33
    0


    8758017          U18/G01             F          118,500.00         ZZ
                                         360        118,288.61          1
                                       8.625            921.68        100
                                       8.375            921.68
    LILBURN          GA   30047          1            05/30/03         23
    0436008817                           05           07/01/03          0
    GA0258611184                         O            06/01/33
    0


    8758053          J40/G01             F          108,150.00         ZZ
                                         360        107,895.38          1
                                       7.250            737.77        100
                                       7.000            737.77
    SAINT AUGUSTINE  FL   32086          1            05/28/03         23
    0435918057                           05           07/01/03          0
    1124586                              O            06/01/33
    0


    8758055          L21/G01             F          187,500.00         ZZ
                                         360        187,100.43          2
                                       7.750          1,343.27        100
                                       7.500          1,343.27
    LYNCHBURG        VA   24502          1            05/19/03         23
    0435949482                           05           07/01/03          0
    70302916                             O            06/01/33
    0
1




    8758057          U18/G01             F          103,500.00         ZZ
                                         360        103,310.54          1
                                       8.500            795.83        100
                                       8.250            795.83
    ADAMSVILLE       AL   35005          1            05/22/03         23
    0435980974                           05           07/01/03          0
    AL0424921397                         O            06/01/33
    0


    8758063          N46/G01             F          157,000.00         ZZ
                                         360        156,535.73          1
                                       7.125          1,057.74        107
                                       6.875          1,057.74
    BRANDON          FL   33511          5            05/23/03         23
    0435922737                           03           07/01/03          0
    CREI60FL379                          O            06/01/33
    0


    8758071          950/G01             F          145,400.00         ZZ
                                         360        145,044.71          1
                                       7.250            991.88        107
                                       7.000            991.88
    PHOENIX          AZ   85020          1            05/28/03         23
    0435924147                           05           07/01/03          0
    EP35003                              O            06/01/33
    0


    8758091          H76/G01             F          122,400.00         ZZ
                                         240        121,791.55          1
                                       8.250          1,042.93        103
                                       8.000          1,042.93
    IMPERIAL         PA   15126          5            05/31/03         23
    0435924188                           05           07/01/03          0
    2003486278                           O            06/01/23
    0


    8758099          H81/G01             F          128,750.00         ZZ
                                         360        128,485.29          1
                                       8.375            978.59        103
                                       8.125            978.59
    PALMYRA          WI   53122          1            05/28/03         23
    0435984679                           05           07/01/03          0
    WH19258SP                            O            06/01/33
    0
1




    8758103          W50/G01             F          151,000.00         ZZ
                                         180        150,700.15          1
                                       8.100          1,118.53        100
                                       7.850          1,118.53
    SOUTH SAINT PAU  MN   55075          1            05/23/03         23
    0435936513                           05           07/01/03          0
    00030702                             O            06/01/18
    0


    8758107          W50/G01             F          214,755.00         ZZ
                                         180        213,923.25          1
                                       8.450          1,643.68        103
                                       8.200          1,643.68
    SHAKOPEE         MN   55379          1            05/16/03         23
    0435936760                           05           07/01/03          0
    00030574                             O            06/01/18
    0


    8758115          W50/G01             F          116,440.00         ZZ
                                         180        116,191.86          2
                                       7.750            834.19         95
                                       7.500            834.19
    WINONA           MN   55987          1            05/08/03         23
    0435936521                           05           07/01/03          0
    00030580                             N            06/01/18
    0


    8758133          E57/G01             F           64,600.00         ZZ
                                         360         63,312.46          2
                                       6.625            413.64         95
                                       6.375            413.64
    BALTIMORE        MD   21239          1            05/20/03         23
    0435930813                           05           07/01/03          0
    16001226                             N            06/01/33
    0


    8758173          588/G01             F          141,500.00         ZZ
                                         360        141,022.57          1
                                       6.625            906.04        106
                                       6.375            906.04
    WESTAMPTON TOWN  NJ   08060          1            05/21/03         23
    0435929005                           05           07/01/03          0
    1094446                              O            06/01/33
    0
1




    8758189          588/G01             F          196,100.00         ZZ
                                         360        195,614.96          1
                                       7.000          1,304.66        106
                                       6.750          1,304.66
    ABINGTON TOWNSH  PA   19027          1            05/29/03         23
    0435931613                           05           07/01/03          0
    1093744                              O            06/01/33
    0


    8758391          737/G01             F           93,100.00         ZZ
                                         360         92,909.66          1
                                       8.000            683.13         95
                                       7.750            683.13
    HOUSTON          TX   77067          1            05/22/03         23
    0435921697                           05           07/01/03          0
    6010862                              O            06/01/33
    0


    8758397          642/G01             F          257,000.00         ZZ
                                         360        256,479.20          1
                                       8.000          1,885.78        100
                                       7.750          1,885.78
    LOS ANGELES      CA   91331          1            05/29/03         23
    0435922802                           05           07/01/03          0
    05-2023-03                           O            06/01/33
    0


    8758427          A03/G01             F          104,000.00         ZZ
                                         360        103,804.70          1
                                       8.375            790.48        100
                                       8.125            790.48
    DETROIT          MI   48225          1            05/30/03         23
    0435964010                           05           07/01/03          0
    00030421441                          O            06/01/33
    0


    8758449          G33/G01             F          150,000.00         ZZ
                                         180        149,515.90          1
                                       7.125          1,010.58        100
                                       6.875          1,010.58
    BALTIMORE        MD   21239          1            04/30/03         23
    0435909551                           05           06/01/03          0
    349275                               O            05/01/18
    0
1




    8758453          G33/G01             F          135,000.00         ZZ
                                         180        133,698.96          1
                                       7.125          1,222.87        100
                                       6.875          1,222.87
    PINE BLUFF       AR   71602          5            05/06/03         23
    0435909817                           05           07/01/03          0
    359489                               O            06/01/18
    0


    8758495          964/G01             F          231,750.00         ZZ
                                         360        231,292.11          1
                                       8.125          1,720.74        103
                                       7.875          1,720.74
    OAKHURST         CA   93644          2            05/07/03         23
    0435941752                           05           07/01/03          0
    390983                               O            06/01/33
    0


    8758589          Y13/G01             F          184,000.00         ZZ
                                         180        183,597.94          1
                                       7.625          1,302.34        104
                                       7.375          1,302.34
    MCHENRY          IL   60050          1            05/23/03         23
    0435951462                           05           07/01/03          0
    990290                               O            06/01/18
    0


    8758651          W39/G01             F          146,150.00         ZZ
                                         360        145,762.52          1
                                       7.250            997.01        103
                                       7.000            997.01
    PLANO            TX   75023          1            05/30/03         23
    0435946496                           05           07/01/03          0
    PNI134818                            O            06/01/33
    0


    8758659          U35/G01             F          230,500.00         ZZ
                                         360        229,901.27          1
                                       6.750          1,495.02        101
                                       6.500          1,495.02
    NORTH HILLS      CA   91343          2            05/24/03         23
    0435954540                           01           07/01/03          0
    11949502                             O            06/01/33
    0
1




    8758669          X67/G01             F          191,500.00         ZZ
                                         360        191,049.12          1
                                       7.250          1,306.37        105
                                       7.000          1,306.37
    CRESTWOOD        KY   40014          1            05/09/03         23
    0435966866                           05           07/01/03          0
    00241943                             O            06/01/33
    0


    8758673          U35/G01             F           84,650.00         ZZ
                                         360         84,430.12          1
                                       6.750            549.04        105
                                       6.500            549.04
    WAUPACA          WI   54981          1            05/22/03         23
    0435953195                           05           07/01/03          0
    11864710                             O            06/01/33
    0


    8758697          U35/G01             F          170,000.00         ZZ
                                         360        169,599.74          1
                                       7.250          1,159.70        100
                                       7.000          1,159.70
    EAU CLAIRE       WI   54703          1            05/27/03         23
    0435949946                           05           07/01/03          0
    11939632                             O            06/01/33
    0


    8758721          U35/G01             F          114,000.00         ZZ
                                         360        113,769.00          1
                                       8.000            836.49        100
                                       7.750            836.49
    KANSASVILLE      WI   53139          1            05/28/03         23
    0435949664                           05           07/01/03          0
    11963744                             O            06/01/33
    0


    8758777          U35/G01             F           52,500.00         ZZ
                                         360         52,382.38          1
                                       7.500            367.09        100
                                       7.250            367.09
    GREENBAY         WI   54302          1            05/21/03         23
    0435953971                           05           07/01/03          0
    11848929                             O            06/01/33
    0
1




    8758819          253/G01             F          132,867.00         ZZ
                                         360        132,453.56          1
                                       7.250            906.39        103
                                       7.000            906.39
    PARKVILLE        MD   21234          1            05/27/03         23
    0435917521                           05           07/01/03          0
    TOTH                                 O            06/01/33
    0


    8758869          X67/G01             F          123,900.00         ZZ
                                         360        123,672.81          1
                                       8.500            952.68        102
                                       8.250            952.68
    INDIANAPOLIS     IN   46220          1            05/27/03         23
    0435969191                           05           07/01/03          0
    00241936                             O            06/01/33
    0


    8758983          X67/G01             F           92,700.00         ZZ
                                         360         92,521.46          1
                                       8.250            696.42        103
                                       8.000            696.42
    MENASHA          WI   54952          1            05/14/03         23
    0435968896                           05           07/01/03          0
    00241942                             O            06/01/33
    0


    8759059          Q64/G01             F          160,500.00         ZZ
                                         360        160,160.15          1
                                       7.875          1,163.74        107
                                       7.625          1,163.74
    SUWANEE          GA   30024          5            05/09/03         23
    0436027916                           05           07/01/03          0
    0107574105                           O            06/01/33
    0


    8759705          K60/G01             F           30,900.00         ZZ
                                         360         30,844.86          1
                                       8.625            240.34        103
                                       8.375            240.34
    DOUGLASS         KS   67039          1            05/21/03         23
    0435969183                           05           07/01/03          0
    77704                                O            06/01/33
    0
1




    8759837          K60/G01             F           47,615.00         ZZ
                                         360         47,453.11          1
                                       7.000            316.78        107
                                       6.750            316.78
    FREDERICK        OK   73542          1            05/21/03         23
    0435944269                           05           07/01/03          0
    77815                                O            06/01/33
    0


    8759901          L76/G01             F          135,960.00         ZZ
                                         360        135,670.27          1
                                       7.750            974.03        103
                                       7.500            974.03
    FARIBAULT        MN   55021          5            05/22/03         23
    0435961917                           05           07/01/03          0
    9507745                              O            06/01/33
    0


    8760035          Q64/G01             F          163,300.00         ZZ
                                         360        162,977.36          1
                                       8.125          1,212.50         99
                                       7.875          1,212.50
    DECATUR          GA   30034          5            05/16/03         23
    0435939103                           05           07/01/03          0
    0107671505                           O            06/01/33
    0


    8760089          U18/G01             F          144,950.00         ZZ
                                         360        144,697.31          1
                                       8.750          1,140.32        100
                                       8.500          1,140.32
    COVINGTON        GA   30016          1            05/30/03         23
    0435985288                           05           07/01/03          0
    GA0421086358                         O            06/01/33
    0


    8760105          Q64/G01             F          159,000.00         ZZ
                                         180        158,616.26          1
                                       7.125          1,071.22        100
                                       6.875          1,071.22
    BATON ROUGE      LA   70815          1            05/23/03         23
    0436029037                           05           07/01/03          0
    0307694109                           O            06/01/18
    0
1




    8760317          147/G01             F          252,500.00         ZZ
                                         360        251,946.10          1
                                       7.625          1,787.18        104
                                       7.375          1,787.18
    SACRAMENTO       CA   95835          5            05/07/03         23
    0436048656                           05           07/01/03          0
    10545619                             O            06/01/33
    0


    8760447          Q64/G01             F          144,000.00         ZZ
                                         360        143,625.93          1
                                       6.750            933.99        107
                                       6.500            933.99
    BUTLER           KY   41006          1            05/23/03         23
    0436028922                           05           07/01/03          0
    1                                    O            06/01/33
    0


    8760585          R84/G01             F           47,000.00         ZZ
                                         360         46,922.41          1
                                       9.000            378.17        100
                                       8.750            378.17
    PINEVILLE        LA   71360          1            05/12/03         23
    0435934583                           05           07/01/03          0
    WL0304018BRW                         O            06/01/33
    0


    8760677          Q64/G01             F          165,000.00         T
                                         360        164,630.31          1
                                       7.500          1,153.71        100
                                       7.250          1,153.71
    ROSWELL          GA   30075          1            05/22/03         23
    0436027858                           05           07/01/03          0
    1                                    O            06/01/33
    0


    8760783          Q64/G01             F           80,250.00         ZZ
                                         360         80,051.77          1
                                       7.875            581.87        107
                                       7.625            581.87
    LOUISVILLE       KY   40208          5            05/22/03         23
    0435954797                           05           07/01/03          0
    1                                    O            06/01/33
    0
1




    8761893          E22/G01             F          104,500.00         ZZ
                                         360        104,277.31          2
                                       7.750            748.65         95
                                       7.500            748.65
    KALAMAZOO        MI   49048          1            06/03/03         23
    0417211331                           05           07/01/03          0
    0417211331                           N            06/01/33
    0


    8761927          E22/G01             F          136,500.00         ZZ
                                         360        136,296.76          1
                                       7.500            954.43        100
                                       7.250            954.43
    STERLING         VA   20164          1            06/03/03         23
    0417209251                           01           08/01/03          0
    0417209251                           O            07/01/33
    0


    8761939          E22/G01             F          276,600.00         ZZ
                                         360        275,881.55          1
                                       6.750          1,794.02        104
                                       6.500          1,794.02
    MANTECA          CA   95336          2            05/28/03         23
    0417015906                           05           07/01/03          0
    0417015906                           O            06/01/33
    0


    8761961          E22/G01             F          117,800.00         ZZ
                                         360        117,481.17          2
                                       6.750            764.05         95
                                       6.500            764.05
    BOISE            ID   83705          1            05/29/03         23
    0417223229                           05           07/01/03          0
    0417223229                           N            06/01/33
    0


    8761991          E22/G01             F          137,000.00         ZZ
                                         360        136,693.08          1
                                       7.500            957.92        100
                                       7.250            957.92
    HENDERSON        NV   89074          1            05/25/03         23
    0417248515                           03           07/01/03          0
    0417248515                           O            06/01/33
    0
1




    8761993          E22/G01             F           63,300.00         ZZ
                                         360         63,195.92          1
                                       7.000            421.14        104
                                       6.750            421.14
    FLORENCE         CO   81226          1            06/03/03         23
    0417249877                           05           08/01/03          0
    0417249877                           O            07/01/33
    0


    8762013          E22/G01             F          187,150.00         ZZ
                                         360        186,675.61          1
                                       6.875          1,229.44        103
                                       6.625          1,229.44
    ALMONT           MI   48003          1            06/03/03         23
    0417099066                           05           07/01/03          0
    0417099066                           O            06/01/33
    0


    8762027          E22/G01             F           92,000.00         ZZ
                                         360         91,818.23          1
                                       8.125            683.10        100
                                       7.875            683.10
    NORTH BALTIMORE  OH   45872          5            05/29/03         23
    0417117629                           05           07/01/03          0
    0417117629                           O            06/01/33
    0


    8762039          E22/G01             F          154,500.00         ZZ
                                         360        154,108.35          1
                                       6.875          1,014.96        100
                                       6.625          1,014.96
    TAYLORSVILLE     UT   84123          1            05/30/03         23
    0417121290                           05           07/01/03          0
    0417121290                           O            06/01/33
    0


    8762069          E22/G01             F          206,250.00         ZZ
                                         360        205,765.41          1
                                       7.125          1,389.54        105
                                       6.875          1,389.54
    PORT HUENEME     CA   93041          1            05/29/03         23
    0417143013                           01           08/01/03          0
    0417143013                           O            07/01/33
    0
1




    8762121          E22/G01             F           95,700.00         ZZ
                                         360         95,571.15          1
                                       8.000            702.21        103
                                       7.750            702.21
    COLUMBIANA       AL   35051          5            05/29/03         23
    0417166683                           05           08/01/03          0
    0417166683                           O            07/01/33
    0


    8762133          E22/G01             F           65,405.00         ZZ
                                         360         65,280.13          1
                                       8.375            497.13        103
                                       8.125            497.13
    OAKRIDGE         OR   97463          1            05/23/03         23
    0416915577                           05           07/01/03          0
    0416915577                           O            06/01/33
    0


    8762173          E22/G01             F           59,740.00         ZZ
                                         360         59,588.56          1
                                       6.875            392.45        103
                                       6.625            392.45
    RICHMOND         VA   23220          1            06/03/03         23
    0416974764                           07           07/01/03          0
    0416974764                           O            06/01/33
    0


    8762187          E22/G01             F           89,100.00         ZZ
                                         360         88,868.57          1
                                       6.750            577.90        105
                                       6.500            577.90
    ROSEBURG         OR   97470          1            05/28/03         23
    0416990539                           05           07/01/03          0
    0416990539                           O            06/01/33
    0


    8762231          E22/G01             F          121,952.00         ZZ
                                         360        121,741.41          1
                                       6.750            790.98        103
                                       6.500            790.98
    GOOSE CREEK      SC   29445          1            06/03/03         23
    0417330511                           03           08/01/03          0
    0417330511                           O            07/01/33
    0
1




    8762297          E22/G01             F          105,000.00         ZZ
                                         360        104,711.97          1
                                       6.750            681.03        103
                                       6.500            681.03
    N. CHARLESTON    SC   29405          2            05/29/03         23
    0417063575                           05           07/01/03          0
    0417063575                           O            06/01/33
    0


    8762317          E22/G01             F          239,000.00         ZZ
                                         360        238,379.20          1
                                       6.750          1,550.15        100
                                       6.500          1,550.15
    LA (NORTH HOLLY  CA   91606          1            05/27/03         23
    0417072840                           05           07/01/03          0
    0417072840                           O            06/01/33
    0


    8762415          E22/G01             F           89,900.00         ZZ
                                         360         89,696.20          1
                                       8.125            667.50        100
                                       7.875            667.50
    CRESWELL         OR   97426          1            05/30/03         23
    0416899383                           05           07/01/03          0
    0416899383                           O            06/01/33
    0


    8762453          E22/G01             F          251,000.00         ZZ
                                         360        250,528.70          1
                                       8.375          1,907.78        103
                                       8.125          1,907.78
    MARION           OH   43302          5            05/29/03         23
    0416674638                           05           07/01/03          0
    0416674638                           O            06/01/33
    0


    8762455          E22/G01             F          133,750.00         ZZ
                                         360        133,419.19          1
                                       7.000            889.84        107
                                       6.750            889.84
    WENATCHEE        WA   98801          2            05/29/03         23
    0416682813                           05           07/01/03          0
    0416682813                           O            06/01/33
    0
1




    8762471          E22/G01             F           85,450.00         ZZ
                                         360         85,203.05          1
                                       6.750            554.23         95
                                       6.500            554.23
    EL PASO          TX   79912          1            05/30/03         23
    0416722056                           05           07/01/03          0
    0416722056                           N            06/01/33
    0


    8762479          E22/G01             F          206,000.00         ZZ
                                         360        205,582.54          1
                                       8.000          1,511.56        103
                                       7.750          1,511.56
    VISALIA          CA   93277          5            05/28/03         23
    0416372209                           05           07/01/03          0
    0416372209                           O            06/01/33
    0


    8762791          X91/G01             F          422,650.00         ZZ
                                         360        421,440.63          1
                                       6.250          2,602.33        107
                                       6.000          2,602.33
    AIEA             HI   96701          1            05/22/03         23
    0436027510                           05           07/01/03          0
    806721                               O            06/01/33
    0


    8763375          H76/G01             F          276,000.00         ZZ
                                         360        275,317.32          1
                                       7.000          1,836.23        107
                                       6.750          1,836.24
    BETHEL PARK      PA   15102          5            06/02/03         23
    0435924055                           05           07/01/03          0
    2003491675                           O            06/01/33
    0


    8763435          H76/G01             F          113,500.00         ZZ
                                         360        113,258.11          1
                                       7.750            813.13        102
                                       7.500            813.13
    CAPE CORAL       FL   33914          5            05/30/03         23
    0435924261                           05           07/01/03          0
    2003487567                           O            06/01/33
    0
1




    8763487          W33/G01             F          181,900.00         ZZ
                                         360        181,465.21          1
                                       7.750          1,303.15        107
                                       7.500          1,303.15
    BAGDAD           KY   40003          5            05/30/03         23
    0435943949                           05           07/04/03          0
    03-36549                             O            06/04/33
    0


    8763817          X21/G01             F          140,600.00         ZZ
                                         360        140,074.61          1
                                       7.000            935.42         95
                                       6.750            935.42
    TEMPLE HILLS     MD   20748          1            05/30/03         23
    0435933684                           07           07/01/03          0
    708436                               O            06/01/33
    0


    8763821          642/G01             F          149,693.00         ZZ
                                         360        149,349.19          1
                                       7.375          1,033.89        107
                                       7.125          1,033.89
    FORT LAUDERDALE  FL   33312          1            05/30/03         23
    0435924501                           05           07/01/03          0
    04-1593-03                           O            06/01/33
    0


    8763825          H76/G01             F          181,280.00         ZZ
                                         360        180,948.20          1
                                       8.500          1,393.89        103
                                       8.250          1,393.89
    FOREST           VA   24551          5            06/02/03         23
    0435924360                           05           07/01/03          0
    2003486800                           O            06/01/33
    0


    8763827          M45/G01             F          131,840.00         ZZ
                                         360        131,414.46          1
                                       7.125            888.24        103
                                       6.875            888.24
    KENTWOOD         MI   49508          1            04/14/03         23
    0435934328                           05           06/01/03          0
    A0454731                             O            05/01/33
    0
1




    8763831          642/G01             F          229,500.00         ZZ
                                         360        228,918.26          1
                                       6.875          1,507.65        103
                                       6.625          1,507.65
    CIRCLE PINES     MN   55014          2            05/29/03         23
    0435924022                           05           07/01/03          0
    05-1227-03                           O            06/01/33
    0


    8763833          M45/G01             F           94,500.00         ZZ
                                         360         94,287.98          1
                                       8.750            743.44        100
                                       8.500            743.44
    SAGLE            ID   83860          1            04/21/03         23
    0436027296                           05           06/01/03          0
    A0447664                             O            05/01/33
    0


    8763893          X64/G01             F          251,000.00         ZZ
                                         360        250,451.54          1
                                       7.625          1,776.56         96
                                       7.375          1,776.56
    LIVONIA          MI   48152          1            05/30/03         23
    0435958772                           05           07/01/03          0
    0000003474                           O            06/01/33
    0


    8763905          W39/G01             F          128,647.00         ZZ
                                         360        128,379.65          1
                                       7.875            932.78        100
                                       7.625            932.78
    ARLINGTON        TX   76017          1            05/30/03         23
    0436026496                           05           07/01/03          0
    PN133332                             O            06/01/33
    0


    8763979          H76/G01             F          195,700.00         ZZ
                                         360        195,362.05          1
                                       6.750          1,269.31         99
                                       6.500          1,269.31
    OLDSMAR          FL   34677          5            06/02/03         23
    0435924436                           03           08/01/03          0
    2003491587                           O            07/01/33
    0
1




    8764035          N67/G01             F          137,000.00         ZZ
                                         360        136,708.06          1
                                       7.750            981.48        100
                                       7.500            981.48
    SCOTTSDALE       AZ   85250          1            05/22/03         23
    0435918842                           09           07/01/03          0
    1781006264                           O            06/01/33
    0


    8764205          U35/G01             F           45,600.00         ZZ
                                         360         45,470.68          1
                                       7.500            318.84         95
                                       7.250            318.84
    FRESNO           CA   93705          1            05/30/03         23
    0435982640                           01           07/01/03          0
    11996235                             N            06/01/33
    0


    8764225          W39/G01             F           96,300.00         ZZ
                                         360         96,057.44          1
                                       7.500            673.34        107
                                       7.250            673.34
    ALVA             FL   33920          1            05/29/03         23
    0435971940                           05           07/01/03          0
    LA031646                             O            06/01/33
    0


    8764531          Y19/G01             F          139,050.00         ZZ
                                         360        138,714.41          1
                                       7.125            936.81        103
                                       6.875            936.81
    HERNDON          VA   20170          1            05/30/03         23
    0435980628                           01           07/01/03          0
    103606                               O            06/01/33
    0


    8764613          R65/G01             F          106,600.00         ZZ
                                         360        106,404.90          1
                                       8.500            819.66        103
                                       8.250            819.66
    COLONIAL HEIGHT  VA   23834          1            05/20/03         23
    0435926506                           05           07/01/03          0
    4207628042                           O            06/01/33
    0
1




    8764859          R17/G01             F           39,550.00         ZZ
                                         360         39,225.88          1
                                       6.875            259.82        107
                                       6.625            259.82
    SHAMOKIN         PA   17872          1            05/19/03         23
    0436018014                           05           07/01/03          0
    1000280927                           O            06/01/33
    0


    8764961          W39/G01             F          102,150.00         ZZ
                                         360        101,977.87          1
                                       6.875            671.05        107
                                       6.625            671.05
    MONTGOMERY       AL   36109          5            05/30/03         23
    0435973367                           05           08/01/03          0
    LA032587                             O            07/01/33
    0


    8765131          F64/G01             F          113,500.00         ZZ
                                         360        113,174.69          1
                                       7.750            813.13        100
                                       7.500            813.13
    MADISON          TN   37115          1            04/29/03         23
    0435930540                           03           06/01/03          0
    77002693                             O            05/01/33
    0


    8765155          808/G01             F          225,500.00         ZZ
                                         360        224,899.81          1
                                       6.625          1,443.91        100
                                       6.375          1,443.91
    MODESTO          CA   95356          1            05/14/03         23
    0436021711                           05           07/01/03          0
    9431672                              O            06/01/33
    0


    8765231          R80/G01             F          162,740.00         ZZ
                                         360        162,317.27          1
                                       6.750          1,055.53        103
                                       6.500          1,055.53
    MESA             AZ   85205          1            05/06/03         23
    0435986864                           03           07/01/03          0
    30823                                O            06/01/33
    0
1




    8765257          N74/G01             F           73,645.00         ZZ
                                         360         73,424.31          1
                                       7.500            514.94        100
                                       7.250            514.94
    CHATTANOOGA      TN   37416          1            05/30/03         23
    0435962949                           05           06/30/03          0
    2200001092                           O            05/30/33
    0


    8765267          N74/G01             F          175,000.00         ZZ
                                         360        174,644.66          1
                                       7.990          1,282.87        103
                                       7.740          1,282.87
    HIGH POINT       NC   27265          5            05/28/03         23
    0435962766                           05           07/02/03          0
    0032489010                           O            06/02/33
    0


    8765299          E30/G01             F          195,700.00         ZZ
                                         360        195,250.51          1
                                       7.375          1,351.65        103
                                       7.125          1,351.65
    YUCAIPA          CA   92399          1            05/22/03         23
    0435926985                           01           07/01/03          0
    1030725WH                            O            06/01/33
    0


    8765301          W02/G01             F          193,640.00         ZZ
                                         360        193,229.81          1
                                       7.780          1,391.28        103
                                       7.530          1,391.28
    ORANGE PARK      FL   32003          5            05/24/03         23
    0435961362                           05           07/01/03          0
    1002446622                           O            06/01/33
    0


    8765307          Y19/G01             F          319,300.00         ZZ
                                         360        318,509.23          1
                                       7.000          2,124.31        103
                                       6.750          2,124.31
    FORT WASHINGTON  MD   20744          1            05/30/03         23
    0436055685                           05           07/01/03          0
    103655                               O            06/01/33
    0
1




    8765311          950/G01             F          155,150.00         ZZ
                                         360        154,784.69          1
                                       7.250          1,058.40        107
                                       7.000          1,058.40
    TIGARD           OR   97223          5            05/15/03         23
    0435933841                           01           07/01/03          0
    Y634009                              O            06/01/33
    0


    8765331          W02/G01             F          122,570.00         ZZ
                                         360        122,308.79          1
                                       7.750            878.11        103
                                       7.500            878.11
    WINTER GARDEN    FL   34787          5            05/23/03         23
    0435958475                           05           07/01/03          0
    1002442471                           O            06/01/33
    0


    8765335          W02/G01             F          120,300.00         ZZ
                                         360        119,938.92          1
                                       6.000            721.26        101
                                       5.750            721.26
    KISSIMMEE        FL   34758          5            05/22/03         23
    0435961321                           05           07/01/03          0
    1002411592                           O            06/01/33
    0


    8765339          588/G01             F          126,250.00         ZZ
                                         360        125,913.02          1
                                       6.625            808.39        107
                                       6.375            808.39
    WEST NORRITON T  PA   19034          1            05/30/03         23
    0435921861                           01           07/01/03          0
    1092480                              O            06/01/33
    0


    8765373          M24/G01             F           50,350.00         ZZ
                                         360         50,231.44          2
                                       7.250            343.48         95
                                       7.000            343.48
    INDIANAPOLIS     IN   46203          1            05/28/03         23
    0436012967                           05           07/01/03          0
    253213174                            N            06/01/33
    0
1




    8765375          E57/G01             F          135,960.00         ZZ
                                         360        135,596.69          1
                                       6.750            881.83        103
                                       6.500            881.83
    BAKERSFIELD      CA   93305          1            05/21/03         23
    0435965355                           05           07/01/03          0
    13005078                             O            06/01/33
    0


    8765381          W02/G01             F          112,350.00         ZZ
                                         360        111,915.95          1
                                       6.920            741.45        107
                                       6.670            741.45
    OCALA            FL   34470          5            05/23/03         23
    0435961230                           05           07/01/03          0
    1002452489                           O            06/01/33
    0


    8765383          X91/G01             F          170,000.00         ZZ
                                         360        169,664.11          1
                                       8.125          1,262.25        100
                                       7.875          1,262.25
    WAIPAHU          HI   96797          1            05/23/03         23
    0435983622                           01           07/01/03          0
    805682                               O            06/01/33
    0


    8765387          588/G01             F          171,650.00         ZZ
                                         360        165,533.93          1
                                       7.125          1,156.44        105
                                       6.875          1,156.44
    GERMANTOWN       MD   20876          1            05/28/03         23
    0435925466                           09           07/01/03          0
    1096496                              O            06/01/33
    0


    8765419          K15/G01             F           92,900.00         ZZ
                                         360         92,729.96          1
                                       8.500            714.32        103
                                       8.250            714.32
    MERCED           CA   95340          5            05/21/03         23
    0435925128                           05           07/01/03          0
    038305508555                         O            06/01/33
    0
1




    8765421          588/G01             F           74,900.00         ZZ
                                         360         74,689.96          1
                                       6.375            467.28        106
                                       6.125            467.28
    EAST FALLOWFIEL  PA   19320          1            05/28/03         00
    0435922240                           05           07/01/03          0
    1096210                              O            06/01/33
    0


    8765473          N46/G01             F          129,900.00         ZZ
                                         360        129,623.18          1
                                       7.750            930.62        100
                                       7.500            930.62
    RURAL HALL       NC   27045          1            05/30/03         23
    0435932199                           05           07/01/03          0
    110605901                            O            06/01/33
    0


    8765661          R49/G01             F          179,000.00         ZZ
                                         360        178,672.36          1
                                       8.500          1,376.36        103
                                       8.250          1,376.36
    LAS VEGAS        NV   89130          5            05/14/03         23
    0435982236                           05           07/01/03          0
    W03040069                            O            06/01/33
    0


    8765675          J95/G01             F          124,900.00         ZZ
                                         360        124,620.18          1
                                       7.500            873.32        100
                                       7.250            873.32
    INMAN            SC   29349          1            05/23/03         23
    0435933700                           05           07/01/03          0
    0042978486                           O            06/01/33
    0


    8765817          N74/G01             F           64,600.00         ZZ
                                         360         64,406.44          1
                                       7.500            451.69         95
                                       7.250            451.69
    RICHMOND         VA   23223          1            05/23/03         23
    0435987888                           05           06/23/03          0
    0032462010                           N            05/23/33
    0
1




    8765827          Q64/G01             F           97,850.00         ZZ
                                         360         97,636.18          1
                                       7.625            692.58         95
                                       7.375            692.58
    MCDONOUGH        GA   30253          1            05/22/03         23
    0436027601                           05           07/01/03          0
    1                                    N            06/01/33
    0


    8765861          E30/G01             F          163,569.00         ZZ
                                         360        163,154.38          1
                                       6.875          1,074.53        105
                                       6.625          1,074.53
    MANASSAS         VA   20110          1            05/23/03         23
    0435945563                           01           07/01/03          0
    1031550WH                            O            06/01/33
    0


    8765989          E22/G01             F          198,800.00         ZZ
                                         360        198,308.29          1
                                       7.000          1,322.62        107
                                       6.750          1,322.62
    BOISE            ID   83703          2            05/29/03         23
    0417233459                           05           07/01/03          0
    0417233459                           O            06/01/33
    0


    8766015          E22/G01             F          127,700.00         ZZ
                                         360        127,494.05          1
                                       8.500            981.90        103
                                       8.250            981.90
    OMAHA            NE   68136          5            05/30/03         23
    0417275260                           05           08/01/03          0
    0417275260                           O            07/01/33
    0


    8766069          E22/G01             F          103,000.00         ZZ
                                         360        102,785.95          1
                                       7.875            746.82         98
                                       7.625            746.82
    WEST COLUMBIA    SC   29170          5            05/30/03         23
    0417151099                           05           07/01/03          0
    0417151099                           O            06/01/33
    0
1




    8766073          E22/G01             F          105,812.00         ZZ
                                         360        105,501.91          1
                                       6.125            642.92        103
                                       5.875            642.92
    SPOKANE VALLEY   WA   99212          1            05/30/03         23
    0417158136                           05           07/01/03          0
    0417158136                           O            06/01/33
    0


    8766087          E22/G01             F          300,000.00         ZZ
                                         360        299,111.50          1
                                       7.000          1,995.91        100
                                       6.750          1,995.91
    CORAL SPRINGS    FL   33071          1            06/04/03         23
    0417175825                           05           07/01/03          0
    0417175825                           O            06/01/33
    0


    8766103          E22/G01             F           56,050.00         ZZ
                                         360         55,907.92          1
                                       6.875            368.21         95
                                       6.625            368.21
    PENSACOLA        FL   32507          1            06/04/03         23
    0417334539                           05           07/01/03          0
    0417334539                           N            06/01/33
    0


    8766151          E22/G01             F          123,600.00         ZZ
                                         360        123,343.13          1
                                       7.875            896.19        103
                                       7.625            896.19
    TUSCALOOSA       AL   35405          5            05/30/03         23
    0416499036                           05           07/01/03          0
    0416499036                           O            06/01/33
    0


    8766163          E22/G01             F          209,600.00         ZZ
                                         360        208,693.88          1
                                       7.750          1,501.60         98
                                       7.500          1,501.60
    ST CLAIR SHORES  MI   48081          2            05/30/03         23
    0416629467                           05           07/01/03          0
    0416629467                           O            06/01/33
    0
1




    8766171          E22/G01             F          196,000.00         ZZ
                                         360        195,503.17          1
                                       6.875          1,287.58        105
                                       6.625          1,287.58
    CASTLETON        VA   22716          2            05/29/03         23
    0416670693                           05           07/01/03          0
    0416670693                           O            06/01/33
    0


    8766263          E22/G01             F          128,750.00         ZZ
                                         360        128,482.43          1
                                       7.875            933.53        103
                                       7.625            933.53
    JEFFERSONVILLE   IN   47130          5            05/30/03         23
    0416966596                           05           07/01/03          0
    0416966596                           O            06/01/33
    0


    8766267          E22/G01             F           88,275.00         ZZ
                                         360         87,940.05          1
                                       7.250            602.19        107
                                       7.000            602.19
    CYNTHIANA        KY   41031          1            06/04/03         23
    0416966893                           05           08/01/03          0
    0416966893                           O            07/01/33
    0


    8766281          E22/G01             F          145,001.00         ZZ
                                         360        144,642.34          1
                                       7.000            964.70        100
                                       6.750            964.70
    GOOSE CREEK      SC   29445          2            05/30/03         23
    0416986339                           03           07/01/03          0
    0416986339                           O            06/01/33
    0


    8766315          E22/G01             F          143,450.00         ZZ
                                         360        143,120.53          1
                                       7.375            990.77         99
                                       7.125            990.77
    SPOKANE          WA   99208          1            05/23/03         23
    0417033461                           05           07/01/03          0
    0417033461                           O            06/01/33
    0
1




    8766339          E22/G01             F          104,500.00         ZZ
                                         360        104,241.52          1
                                       7.000            695.24         98
                                       6.750            695.24
    BIRMINGHAM       AL   35235          2            05/30/03         23
    0417061066                           05           07/01/03          0
    0417061066                           O            06/01/33
    0


    8766375          E22/G01             F          380,500.00         ZZ
                                         360        379,647.54          1
                                       7.500          2,660.51        103
                                       7.250          2,660.51
    UPPER MARLBORO   MD   20772          5            05/30/03         23
    0417090628                           05           07/01/03          0
    0417090628                           O            06/01/33
    0


    8766383          E22/G01             F          219,350.00         ZZ
                                         360        218,846.18          1
                                       7.375          1,515.00        107
                                       7.125          1,515.00
    WASILLA          AK   99654          1            05/23/03         23
    0417099199                           05           07/01/03          0
    0417099199                           O            06/01/33
    0


    8766411          E22/G01             F          169,435.00         ZZ
                                         360        168,944.05          1
                                       7.000          1,127.26        103
                                       6.750          1,127.26
    SACRAMENTO       CA   95832          1            05/27/03         23
    0417120128                           05           07/01/03          0
    0417120128                           O            06/01/33
    0


    8766431          E22/G01             F          217,330.00         ZZ
                                         360        216,889.61          1
                                       8.000          1,594.69        103
                                       7.750          1,594.69
    BATAVIA          IL   60510          2            05/30/03         23
    0417192705                           05           07/01/03          0
    0417192705                           O            06/01/33
    0
1




    8766479          U05/G01             F          105,000.00         ZZ
                                         360        104,699.56          1
                                       6.250            646.50        100
                                       6.000            646.50
    SUN CITY         AZ   85351          2            05/19/03         23
    0435951751                           03           07/01/03          0
    3342657                              O            06/01/33
    0


    8766535          588/G01             F          249,600.00         ZZ
                                         360        248,919.41          1
                                       6.500          1,577.64        101
                                       6.250          1,577.64
    HERNDON          VA   20171          1            05/29/03         23
    0435930789                           03           07/01/03          0
    1094169                              O            06/01/33
    0


    8766571          U05/G01             F          153,700.00         ZZ
                                         360        153,346.97          1
                                       7.375          1,061.57        100
                                       7.125          1,061.57
    VANCOUVER        WA   98662          1            05/23/03         23
    0435927363                           05           07/01/03          0
    3340603                              O            06/01/33
    0


    8766575          U05/G01             F          282,220.00         ZZ
                                         360        281,538.90          1
                                       7.125          1,901.37        103
                                       6.875          1,901.37
    VACAVILLE        CA   95687          1            05/15/03         23
    0435928320                           05           07/01/03          0
    3350984                              O            06/01/33
    0


    8766611          J95/G01             F          100,580.00         ZZ
                                         360        100,354.64          1
                                       7.500            703.28        107
                                       7.250            703.28
    BETHLEHEM        PA   18018          5            05/14/03         23
    0435954193                           07           07/01/03          0
    0043007236                           O            06/01/33
    0
1




    8766651          588/G01             F          118,502.00         ZZ
                                         360        117,964.81          1
                                       6.375            739.30        107
                                       6.125            739.30
    SILVER SPRING    MD   20906          1            05/30/03         23
    0435925805                           01           07/01/03          0
    1097317                              O            06/01/33
    0


    8766693          W35/G01             F           75,190.00         ZZ
                                         360         75,100.90          1
                                       8.625            584.82        103
                                       8.375            584.82
    TERRE HAUTE      IN   47802          5            05/27/03         23
    0435962634                           05           08/01/03          0
    20606                                O            07/01/33
    0


    8766785          M45/G01             F          213,000.00         ZZ
                                         360        212,510.77          1
                                       7.375          1,471.14        100
                                       7.125          1,471.14
    WAUKESHA         WI   53186          1            05/16/03         23
    0435938360                           05           07/01/03          0
    A0446682                             O            06/01/33
    0


    8766855          R17/G01             F          149,800.00         ZZ
                                         360        149,391.53          1
                                       6.500            946.84        107
                                       6.250            946.84
    SUFFOLK          VA   23434          2            05/09/03         23
    0435974696                           05           07/01/03          0
    1000269015                           O            06/01/33
    0


    8766897          R49/G01             F          168,000.00         ZZ
                                         360        167,604.44          1
                                       7.250          1,146.06        107
                                       7.000          1,146.06
    STOUGHTON        WI   53589          5            05/08/03         23
    0436124010                           05           07/01/03          0
    W03030066                            O            06/01/33
    0
1




    8767197          U05/G01             F          131,840.00         ZZ
                                         360        131,559.04          1
                                       7.750            944.52        103
                                       7.500            944.52
    SALEM            OR   97302          1            05/23/03         23
    0435935721                           05           07/01/03          0
    3361332                              O            06/01/33
    0


    8767201          R84/G01             F           82,400.00         ZZ
                                         360         82,173.86          1
                                       7.000            548.21        103
                                       6.750            548.21
    SHELTON          WA   98584          1            05/21/03         23
    0436018394                           05           07/01/03          0
    WA304211                             O            06/01/33
    0


    8767301          477/G01             F           84,550.00         ZZ
                                         360         84,360.57          1
                                       7.500            591.19         95
                                       7.250            591.19
    PORTLAND         OR   97266          1            05/15/03         10
    0436032320                           05           07/01/03         30
    226295                               N            06/01/33
    0


    8767309          588/G01             F          144,050.00         ZZ
                                         360        143,757.62          1
                                       8.000          1,056.99        103
                                       7.750          1,056.99
    HYATTSVILLE      MD   20784          1            05/29/03         23
    0435934492                           05           07/01/03          0
    00010961745                          O            06/01/33
    0


    8767339          X21/G01             F          260,000.00         ZZ
                                         360        259,324.63          1
                                       6.750          1,686.36        107
                                       6.500          1,686.36
    BOWIE            MD   20720          1            05/28/03         23
    0435949052                           07           07/01/03          0
    708190                               O            06/01/33
    0
1




    8767349          313/G01             F          147,000.00         ZZ
                                         360        146,662.35          1
                                       7.375          1,015.30        103
                                       7.125          1,015.30
    STEPHENS CITY    VA   22655          1            05/22/03         23
    0435950217                           05           07/01/03          0
    0009574799                           O            06/01/33
    0


    8767357          U42/G01             F          168,920.00         ZZ
                                         360        168,532.01          1
                                       7.375          1,166.69        103
                                       7.125          1,166.69
    GRAPEVINE        TX   76051          1            05/09/03         23
    0435937685                           05           07/01/03          0
    36300165                             O            06/01/33
    0


    8767419          588/G01             F          314,150.00         ZZ
                                         360        313,529.35          1
                                       8.125          2,332.55        103
                                       7.875          2,332.55
    TOWNSHIP OF OLD  NJ   08857          1            05/30/03         23
    0435932538                           03           07/01/03          0
    00010964863                          O            06/01/33
    0


    8767421          E87/G01             F          281,500.00         ZZ
                                         360        280,168.25          1
                                       6.625          1,802.48        107
                                       6.375          1,802.48
    OXNARD           CA   93030          1            05/21/03         00
    0435935325                           01           07/01/03          0
    70004898                             O            06/01/33
    0


    8767429          J40/G01             F          181,000.00         ZZ
                                         360        180,573.84          1
                                       7.250          1,234.74        107
                                       7.000          1,234.74
    BRANDON          MS   39047          5            05/20/03         23
    0435934112                           05           07/01/03          0
    7789718                              O            06/01/33
    0
1




    8767451          W77/G01             F           90,843.00         ZZ
                                         360         90,649.40          1
                                       7.750            650.81        107
                                       7.500            650.81
    WEATHERFORD      TX   76086          1            05/22/03         23
    0435935192                           05           07/01/03          0
    W0305071                             O            06/01/33
    0


    8767499          W77/G01             F           43,870.00         ZZ
                                         360         43,781.11          1
                                       8.000            321.90        107
                                       7.750            321.90
    PORT ARTHUR      TX   77642          1            05/23/03         23
    0435932827                           05           07/01/03          0
    W0305026                             O            06/01/33
    0


    8767541          588/G01             F          196,000.00         ZZ
                                         360        195,515.21          1
                                       7.000          1,303.99        100
                                       6.750          1,303.99
    BRISTOW          VA   20136          1            05/30/03         00
    0435933080                           01           07/01/03          0
    00010942885                          O            06/01/33
    0


    8767549          W77/G01             F           76,076.00         ZZ
                                         360         75,913.87          1
                                       7.750            545.02        100
                                       7.500            545.02
    FORT WORTH       TX   76140          1            05/29/03         23
    0435933015                           05           07/01/03          0
    W0304135                             O            06/01/33
    0


    8767553          K60/G01             F          101,650.00         ZZ
                                         360        101,392.33          1
                                       6.875            667.77        107
                                       6.625            667.77
    MILLINGTON       TN   38053          1            05/30/03         23
    0435995071                           05           07/01/03          0
    0001054149                           O            06/01/33
    0
1




    8767723          W77/G01             F           80,750.00         ZZ
                                         360         80,577.92          1
                                       7.750            578.50         95
                                       7.500            578.50
    DALLAS           TX   75249          1            05/13/03         23
    0435935077                           05           07/01/03          0
    W0304117                             N            06/01/33
    0


    8767733          X67/G01             F          156,420.00         ZZ
                                         360        156,023.50          1
                                       6.875          1,027.57         99
                                       6.625          1,027.57
    HARSHAW          WI   54529          1            05/28/03         23
    0435937800                           05           07/01/03          0
    00241929                             O            06/01/33
    0


    8767739          313/G01             F          118,750.00         ZZ
                                         360        118,477.24          1
                                       7.375            820.18         95
                                       7.125            820.18
    FAYETTEVILLE     GA   30214          1            05/23/03         23
    0435949920                           05           07/01/03          0
    0009605965                           N            06/01/33
    0


    8767947          408/G01             F          144,450.00         ZZ
                                         360        144,060.90          1
                                       7.250            985.41        107
                                       7.000            985.41
    CINCINNATI       OH   45241          1            05/23/03         23
    0435954227                           05           07/01/03          0
    703036694                            O            06/01/33
    0


    8768217          K15/G01             F          180,200.00         ZZ
                                         360        179,754.28          2
                                       7.000          1,198.88        103
                                       6.750          1,198.88
    NEW HAVEN        CT   06513          5            05/21/03         23
    0435934740                           05           07/01/03          0
    037405509242                         O            06/01/33
    0
1




    8768245          Y26/G01             F          105,930.00         ZZ
                                         360        105,686.70          1
                                       7.375            731.63         95
                                       7.125            731.63
    SILVERLAKE       WA   98645          5            05/06/03         23
    0435954409                           05           07/01/03          0
    140400072                            O            06/01/33
    0


    8768317          U05/G01             F          176,015.00         ZZ
                                         360        175,579.64          1
                                       7.000          1,171.03        107
                                       6.750          1,171.03
    MARYSVILLE       CA   95901          1            05/22/03         23
    0435937826                           05           07/01/03          0
    3349789                              O            06/01/33
    0


    8768325          W39/G01             F           72,750.00         ZZ
                                         240         72,243.29          1
                                       7.875            602.86        104
                                       7.625            602.86
    HAMMOND          LA   70403          5            04/23/03         23
    0436012322                           05           06/01/03          0
    LA032068                             O            05/01/23
    0


    8768379          Q49/G01             F           84,050.00         ZZ
                                         360         83,854.77          1
                                       8.375            638.84         99
                                       8.125            638.84
    TAMPA            FL   33624          1            05/30/03         23
    0435947320                           09           07/01/03          0
    19105803                             O            06/01/33
    0


    8768389          U35/G01             F          121,900.00         ZZ
                                         360        121,613.00          1
                                       7.250            831.57        100
                                       7.000            831.57
    MENASHA          WI   54952          1            05/30/03         23
    0436031108                           05           07/01/03          0
    11984337                             O            06/01/33
    0
1




    8768429          S53/G01             F          123,600.00         ZZ
                                         180        123,428.27          1
                                       8.750            972.36        103
                                       8.500            972.36
    DULUTH           MN   55808          5            05/30/03         23
    0435999685                           05           08/01/03          0
    9846826000                           O            07/01/18
    0


    8768431          624/G01             F          600,000.00         ZZ
                                         360        598,587.73          1
                                       6.750          3,891.59        100
                                       6.500          3,891.59
    OAKDALE          CA   95361          1            06/02/03         23
    0435933908                           05           08/01/03          0
    1000031358                           O            07/01/33
    0


    8768439          U05/G01             F          122,000.00         ZZ
                                         360        121,740.02          1
                                       7.750            874.02        102
                                       7.500            874.02
    FORT MOHAVE      AZ   86426          2            05/12/03         23
    0435937149                           05           07/01/03          0
    3335637                              O            06/01/33
    0


    8768501          253/G01             F           66,500.00         ZZ
                                         360         66,358.27          1
                                       7.750            476.42         95
                                       7.500            476.42
    JAMESTOWN        OH   45335          1            05/02/03         23
    0435935200                           05           07/01/03          0
    470869                               N            06/01/33
    0


    8768509          U05/G01             F          102,400.00         ZZ
                                         360        102,140.42          1
                                       6.875            672.70        100
                                       6.625            672.70
    MARS             PA   16046          1            05/30/03         23
    0435935648                           09           07/01/03          0
    3353889                              O            06/01/33
    0
1




    8768519          H76/G01             F          349,000.00         ZZ
                                         360        348,553.36          1
                                       8.250          2,621.93        103
                                       8.000          2,621.93
    GLENDALE HEIGHT  IL   60139          5            06/03/03         23
    0435946074                           05           08/01/03          0
    2003488821                           O            07/01/33
    0


    8768523          S53/G01             F          180,250.00         ZZ
                                         360        179,936.61          1
                                       8.750          1,418.03        103
                                       8.500          1,418.03
    PLYMOUTH         MN   55441          1            05/29/03         23
    0435931910                           05           07/01/03          0
    9847274000                           O            06/01/33
    0


    8768527          U05/G01             F          154,500.00         ZZ
                                         360        154,078.71          1
                                       6.500            976.55        100
                                       6.250            976.55
    MISSOULA         MT   59803          1            05/28/03         23
    0435935002                           05           07/01/03          0
    3360259                              O            06/01/33
    0


    8768531          H76/G01             F          117,700.00         ZZ
                                         360        117,408.84          1
                                       7.000            783.07        107
                                       6.750            783.07
    BLUE SPRINGS     MO   64014          5            06/02/03         23
    0435945993                           05           07/01/03          0
    2003486857                           O            06/01/33
    0


    8768535          S53/G01             F          125,190.00         ZZ
                                         360        124,915.52          1
                                       7.625            886.09        107
                                       7.375            886.09
    LENIOR CITY      TN   37771          1            05/22/03         23
    0435930987                           05           07/01/03          0
    9847001000                           O            06/01/33
    0
1




    8768603          U05/G01             F          108,000.00         ZZ
                                         360        107,769.83          1
                                       7.750            773.73        100
                                       7.500            773.73
    PHOENIX          AZ   85033          1            05/28/03         23
    0435954656                           05           07/01/03          0
    3366022                              O            06/01/33
    0


    8768607          H76/G01             F           82,665.00         ZZ
                                         360         82,470.34          1
                                       7.250            563.93         99
                                       7.000            563.93
    DELAND           FL   32720          5            06/02/03         23
    0435936455                           05           07/01/03          0
    2003490413                           O            06/01/33
    0


    8768651          737/G01             F          275,000.00         ZZ
                                         360        274,399.10          1
                                       7.625          1,946.43        100
                                       7.375          1,946.43
    PEARLAND         TX   77584          1            05/28/03         23
    0435925185                           05           07/01/03          0
    6013476                              O            06/01/33
    0


    8768689          K15/G01             F          139,000.00         ZZ
                                         360        138,703.79          1
                                       7.750            995.81        103
                                       7.500            995.81
    LAGRANGE         OH   44050          5            05/20/03         23
    0435931670                           05           07/01/03          0
    028705508537                         O            06/01/33
    0


    8768691          S53/G01             F          144,200.00         ZZ
                                         360        143,884.90          1
                                       7.625          1,020.64        103
                                       7.375          1,020.64
    WEST BARABOO     WI   53913          1            05/29/03         23
    0435928882                           05           07/01/03          0
    9847326000                           O            06/01/33
    0
1




    8768733          R65/G01             F           86,200.00         ZZ
                                         240         85,715.56          1
                                       7.250            681.30        100
                                       7.000            681.30
    VIRGINIA BEACH   VA   23462          5            05/30/03         23
    0435938485                           09           07/01/03          0
    4216646384                           O            06/01/23
    0


    8768737          S53/G01             F           90,415.00         ZZ
                                         180         90,280.10          1
                                       7.490            631.58        107
                                       7.240            631.58
    CARTER LAKE      IA   51510          5            05/29/03         23
    0435927991                           05           08/01/03          0
    9846904000                           O            07/01/18
    0


    8768747          Y13/G01             F           81,320.00         T
                                         180         81,187.42          1
                                       7.750            582.59        107
                                       7.500            582.59
    RICHMOND         IN   47374          1            06/04/03         23
    0435937123                           05           08/01/03          0
    990317                               O            07/01/18
    0


    8768753          S53/G01             F          230,000.00         ZZ
                                         360        229,484.47          1
                                       7.625          1,627.93        103
                                       7.375          1,627.93
    ROSEMOUNT        MN   55068          1            05/29/03         23
    0435926266                           05           07/01/03          0
    9846326000                           O            06/01/33
    0


    8768821          U35/G01             F          154,500.00         ZZ
                                         360        154,202.40          1
                                       8.250          1,160.71        103
                                       8.000          1,160.71
    DE PERE          WI   54115          2            05/21/03         23
    0436019319                           05           07/01/03          0
    11899209                             O            06/01/33
    0
1




    8768911          L20/G01             F           70,000.00         ZZ
                                         360         69,843.18          1
                                       7.500            489.45        100
                                       7.250            489.45
    GLENNS FERRY     ID   83623          1            05/21/03         23
    0435933783                           05           07/01/03          0
    1151121358                           O            06/01/33
    0


    8768961          T76/G01             F          211,150.00         ZZ
                                         360        210,520.36          2
                                       7.875          1,530.98        103
                                       7.625          1,530.98
    CHICAGO          IL   60624          1            05/21/03         23
    0436070320                           05           06/21/03          0
    11567                                O            05/21/33
    0


    8768977          T76/G01             F          145,520.00         ZZ
                                         360        145,075.19          1
                                       7.400          1,007.55        107
                                       7.150          1,007.55
    OPA LOCKA        FL   33055          1            05/22/03         23
    0435980909                           05           06/22/03          0
    200309173                            O            05/22/33
    0


    8768983          X67/G01             F           97,020.00         ZZ
                                         360         96,818.38          1
                                       7.875            703.46         99
                                       7.625            703.46
    NEW PHILADELPHI  OH   44663          2            05/22/03         23
    0435947437                           05           07/01/03          0
    00241880                             O            06/01/33
    0


    8769015          T76/G01             F           42,230.00         ZZ
                                         360         42,144.41          1
                                       8.000            309.87        103
                                       7.750            309.87
    PEKIN            IL   61554          1            05/30/03         23
    0435955646                           05           07/01/03          0
    11590                                O            06/01/33
    0
1




    8769043          Q78/G01             F          181,280.00         ZZ
                                         360        180,955.03          1
                                       7.375          1,252.06        103
                                       7.125          1,252.06
    LOUISVILLE       KY   40241          5            05/29/03         23
    0435954698                           05           08/01/03          0
    730035                               O            07/01/33
    0


    8769049          L57/G01             F           72,000.00         ZZ
                                         360         71,871.55          1
                                       8.625            560.01        100
                                       8.375            560.01
    BIRMINGHAM       AL   35234          1            05/21/03         23
    0436030571                           05           07/01/03          0
    2003148                              O            06/01/33
    0


    8769091          X31/G01             F          264,000.00         ZZ
                                         360        263,330.81          1
                                       6.875          1,734.29        100
                                       6.625          1,734.29
    GLADSTONE        OR   97027          5            05/19/03         23
    0435932058                           05           07/01/03          0
    59000673                             O            06/01/33
    0


    8769099          Q78/G01             F           69,275.00         ZZ
                                         360         69,163.87          1
                                       7.125            466.72        107
                                       6.875            466.72
    SPRINGFIELD      MO   65803          1            06/02/03         23
    0435954805                           05           08/01/03          0
    730350                               O            07/01/33
    0


    8769109          L57/G01             F          132,660.00         ZZ
                                         360        132,429.35          1
                                       8.750          1,043.64         99
                                       8.500          1,043.64
    DECATUR          AL   35601          5            05/23/03         23
    0436020812                           05           07/01/03          0
    2003153                              O            06/01/33
    0
1




    8769111          P09/G01             F          170,000.00         ZZ
                                         180        169,589.75          1
                                       7.125          1,145.32        100
                                       6.875          1,145.32
    UPPER MARLBORO   MD   20772          1            05/30/03         23
    0435927819                           09           07/01/03          0
    R0211367                             O            06/01/18
    0


    8769113          808/G01             F          298,700.00         ZZ
                                         360        298,109.84          1
                                       8.125          2,217.84        103
                                       7.875          2,217.84
    LOS ANGELES      CA   90039          1            05/15/03         23
    0435931290                           01           07/01/03          0
    9900899                              O            06/01/33
    0


    8769129          808/G01             F          280,000.00         ZZ
                                         360        279,236.49          1
                                       6.500          1,769.80        100
                                       6.250          1,769.80
    LOMITA           CA   90717          1            05/21/03         23
    0435928718                           05           07/01/03          0
    9330825                              O            06/01/33
    0


    8769137          P09/G01             F          167,600.00         ZZ
                                         180        167,260.37          1
                                       8.000          1,229.79        100
                                       7.750          1,229.79
    WALDORF          MD   20602          5            06/02/03         23
    0435928932                           05           07/01/03          0
    3004210121                           O            06/01/18
    0


    8769227          Q78/G01             F          124,000.00         ZZ
                                         360        123,712.21          1
                                       7.750            888.36        100
                                       7.500            888.36
    FORT WAYNE       IN   46825          1            05/29/03         23
    0435954722                           05           07/01/03          0
    729533                               O            06/01/33
    0
1




    8769269          Y10/G01             F           86,500.00         ZZ
                                         360         86,337.58          1
                                       8.375            657.46        103
                                       8.125            657.46
    AKRON            MI   48701          1            05/28/03         23
    0435938220                           05           07/01/03          0
    1859115                              O            06/01/33
    0


    8769271          Y10/G01             F          308,160.00         ZZ
                                         360        307,469.60          1
                                       7.500          2,154.70        107
                                       7.250          2,154.70
    BOCA RATON       FL   33498          1            05/23/03         23
    0435938063                           03           07/01/03          0
    1863935                              O            06/01/33
    0


    8769273          Y10/G01             F           98,000.00         ZZ
                                         360         97,791.17          1
                                       7.750            702.08        100
                                       7.500            702.08
    SELMA            CA   93662          1            05/20/03         23
    0435926423                           05           07/01/03          0
    1864362                              O            06/01/33
    0


    8769291          M50/G01             F          144,200.00         ZZ
                                         180        143,907.22          2
                                       7.990          1,057.08        103
                                       7.740          1,057.08
    ST LOUIS         MO   63109          1            05/16/03         23
    0436229744                           05           07/01/03          0
    3112101                              O            06/01/18
    0


    8769445          E22/G01             F           92,700.00         ZZ
                                         360         92,538.84          1
                                       8.750            729.27        103
                                       8.500            729.27
    KLAMATH FALLS    OR   97603          1            05/27/03         23
    0417052974                           05           07/01/03          0
    0417052974                           O            06/01/33
    0
1




    8769447          E22/G01             F          296,621.00         ZZ
                                         360        296,133.30          1
                                       7.000          1,973.43        105
                                       6.750          1,973.43
    ALAMEDA          CA   94501          1            06/03/03         23
    0417060571                           01           08/01/03          0
    0417060571                           O            07/01/33
    0


    8769481          E22/G01             F           65,000.00         ZZ
                                         360         64,912.47          1
                                       8.000            476.95        100
                                       7.750            476.95
    COLUMBIA         SC   29203          1            06/05/03         23
    0416775286                           05           08/01/03          0
    0416775286                           O            07/01/33
    0


    8769551          E22/G01             F          187,143.00         ZZ
                                         360        186,680.10          2
                                       7.000          1,245.07        107
                                       6.750          1,245.07
    CHICAGO          IL   60644          1            06/05/03         23
    0416953263                           05           07/01/03          0
    0416953263                           O            06/01/33
    0


    8769583          E22/G01             F          216,140.00         ZZ
                                         360        215,576.80          1
                                       6.875          1,419.89        107
                                       6.625          1,419.89
    GREENACRES       WA   99016          1            05/21/03         23
    0417108644                           05           07/01/03          0
    0417108644                           O            06/01/33
    0


    8769625          E22/G01             F          210,800.00         ZZ
                                         360        210,436.00          1
                                       6.750          1,367.24        107
                                       6.500          1,367.24
    NEWTOWN          PA   18940          1            06/05/03         23
    0417163748                           09           08/01/03          0
    0417163748                           O            07/01/33
    0
1




    8769637          E22/G01             F          172,150.00         ZZ
                                         360        171,859.93          1
                                       6.875          1,130.90        107
                                       6.625          1,130.90
    VIRGINIA BEACH   VA   23454          1            06/04/03         23
    0417313327                           05           08/01/03          0
    0417313327                           O            07/01/33
    0


    8769641          E22/G01             F          122,400.00         ZZ
                                         360        121,872.19          1
                                       7.250            834.98        105
                                       7.000            834.98
    SPRING           TX   77388          1            06/05/03         23
    0417317740                           03           08/01/03          0
    0417317740                           O            07/01/33
    0


    8769653          E22/G01             F          128,250.00         ZZ
                                         360        127,932.78          1
                                       7.000            853.25         95
                                       6.750            853.25
    MURRAY           UT   84107          1            05/30/03         23
    0417370459                           05           07/01/03          0
    0417370459                           N            06/01/33
    0


    8769675          E22/G01             F          123,050.00         ZZ
                                         360        122,738.09          1
                                       6.875            808.35        107
                                       6.625            808.35
    NEW CASTLE       DE   19720          1            06/05/03         23
    0417175635                           05           07/01/03          0
    0417175635                           O            06/01/33
    0


    8769703          E22/G01             F          357,000.00         ZZ
                                         360        356,374.60          1
                                       6.750          2,315.50        105
                                       6.500          2,315.50
    SACRAMENTO       CA   95864          1            06/02/03         23
    0417215852                           05           08/01/03          0
    0417215852                           O            07/01/33
    0
1




    8769725          E22/G01             F          275,250.00         ZZ
                                         360        271,748.06          1
                                       6.625          1,762.46        102
                                       6.375          1,762.46
    ALBUQUERQUE      NM   87122          1            06/04/03         23
    0417274602                           05           08/01/03          0
    0417274602                           O            07/01/33
    0


    8770055          U75/G01             F          143,000.00         ZZ
                                         360        142,737.35          1
                                       8.500          1,099.55        100
                                       8.250          1,099.55
    FRASER           MI   48026          1            05/30/03         23
    0435978507                           05           07/01/03          0
    005524                               O            06/01/33
    0


    8770145          W77/G01             F           77,900.00         ZZ
                                         360         77,733.97          1
                                       7.750            558.09         95
                                       7.500            558.09
    CEDAR HILL       TX   75104          1            05/14/03         23
    0435933288                           05           07/01/03          0
    W0304116                             N            06/01/33
    0


    8770151          L03/G01             F          123,000.00         ZZ
                                         360        122,695.77          1
                                       7.000            818.32        100
                                       6.750            818.32
    PHOENIX          AZ   85014          1            05/27/03         23
    0435979125                           01           07/01/03          0
    40005724                             O            06/01/33
    0


    8770183          A11/G01             F          160,200.00         ZZ
                                         360        159,682.27          1
                                       7.125          1,079.30        104
                                       6.875          1,079.30
    BERKLEY          MI   48072          1            05/23/03         23
    0435964218                           05           06/23/03          0
    1671658746                           O            05/23/33
    0
1




    8770519          W40/G01             F          134,200.00         ZZ
                                         360        133,934.86          1
                                       8.125            996.43         99
                                       7.875            996.43
    CHANDLER         AZ   85224          5            05/31/03         23
    0435967658                           05           07/01/03          0
    100021778                            O            06/01/33
    0


    8770657          313/G01             F           67,900.00         ZZ
                                         360         67,732.03          1
                                       7.000            451.74         97
                                       6.750            451.75
    ROCKFORD         IL   61104          5            05/28/03         23
    0435949102                           05           07/01/03          0
    0009524273                           O            06/01/33
    0


    8770695          W84/G01             F          163,280.00         ZZ
                                         360        162,845.44          1
                                       6.625          1,045.50        104
                                       6.375          1,045.50
    PERRY            UT   84302          1            05/16/03         23
    0435938394                           05           07/01/03          0
    40007229                             O            06/01/33
    0


    8770739          N74/G01             F          116,630.00         ZZ
                                         360        116,305.76          1
                                       7.875            845.65        107
                                       7.625            845.65
    WAYNESBORO       VA   22980          5            05/22/03         23
    0435946694                           05           06/29/03          0
    0032455010                           O            05/29/33
    0


    8770757          W84/G01             F          145,300.00         ZZ
                                         360        144,957.90          1
                                       7.250            991.20        103
                                       7.000            991.20
    WEST JORDAN      UT   84088          5            05/14/03         23
    0435964747                           05           07/01/03          0
    40006788                             O            06/01/33
    0
1




    8770773          624/G01             F          141,240.00         ZZ
                                         360        140,881.97          1
                                       6.875            927.85        107
                                       6.625            927.85
    VISALIA          CA   93277          5            05/07/03         23
    0436033096                           05           07/01/03          0
    1000031443                           O            06/01/33
    0


    8770791          N67/G01             F           93,050.00         ZZ
                                         360         92,861.44          1
                                       8.000            682.77        107
                                       7.750            682.77
    PORTAGE          MI   49024          2            05/22/03         23
    0435969639                           05           07/01/03          0
    3262005773                           O            06/01/33
    0


    8770825          W50/G01             F          288,250.00         ZZ
                                         360        287,554.37          1
                                       7.125          1,941.99        102
                                       6.875          1,941.99
    SAINT PAUL       MN   55105          1            05/29/03         23
    0435971080                           05           07/01/03          0
    00030446                             O            06/01/33
    0


    8770829          624/G01             F          305,000.00         ZZ
                                         360        304,226.89          1
                                       6.875          2,003.63        100
                                       6.625          2,003.63
    HACIENDA HEIGHT  CA   91745          1            05/20/03         23
    0435969043                           03           07/01/03          0
    1000033750                           O            06/01/33
    0


    8770831          N67/G01             F          122,900.00         T
                                         360        122,638.10          1
                                       7.750            880.47        100
                                       7.500            880.47
    BEAUFORT         SC   29907          1            05/28/03         23
    0435939400                           05           07/01/03          0
    3254006494                           O            06/01/33
    0
1




    8770897          B43/G01             F          127,700.00         ZZ
                                         360        127,391.81          1
                                       7.125            860.34        103
                                       6.875            860.34
    TUCSON           AZ   85741          2            05/30/03         23
    0436024228                           05           07/01/03          0
    32931                                O            06/01/33
    0


    8771605          U19/G01             F          122,900.00         ZZ
                                         360        122,624.68          1
                                       7.500            859.33        107
                                       7.250            859.33
    PHOENIX          AZ   85006          5            05/28/03         23
    0435937925                           05           07/01/03          0
    11000872                             O            06/01/33
    0


    8771693          G75/G01             F          238,900.00         ZZ
                                         360        238,427.98          1
                                       8.125          1,773.83         97
                                       7.875          1,773.83
    ELLICOTT CITY    MD   21043          2            05/19/03         23
    0436270904                           09           07/01/03          0
    05068413                             O            06/01/33
    0


    8771715          N67/G01             F          141,900.00         ZZ
                                         360        141,597.60          1
                                       7.750          1,016.59        100
                                       7.500          1,016.59
    GRANDVIEW        MO   64030          1            05/22/03         23
    0435955497                           05           07/01/03          0
    1161004987                           O            06/01/33
    0


    8771735          P57/G01             F          377,309.00         ZZ
                                         180        376,615.55          1
                                       8.480          2,895.84        103
                                       8.230          2,895.84
    FARMINGTON HILL  MI   48331          1            05/30/03         23
    0435975834                           05           07/01/03          0
    02101423                             O            06/01/18
    0
1




    8771749          A06/G01             F          151,000.00         ZZ
                                         360        150,821.04          1
                                       8.625          1,174.47        102
                                       8.375          1,174.47
    WESTLAND         MI   48186          5            05/30/03         23
    0435937784                           05           08/01/03          0
    1                                    O            07/01/33
    0


    8771781          U19/G01             F           72,105.00         ZZ
                                         360         71,989.34          1
                                       7.125            485.78         95
                                       6.875            485.78
    PHOENIX          AZ   85016          1            05/30/03         23
    0435937586                           01           08/01/03          0
    11000968                             N            07/01/33
    0


    8771819          W30/G01             F          164,800.00         ZZ
                                         360        164,371.93          1
                                       6.750          1,068.89        103
                                       6.500          1,068.89
    DRACUT           MA   01826          1            05/28/03         23
    0436021695                           01           07/01/03          0
    0721644                              O            06/01/33
    0


    8771827          Q31/G01             F          211,910.00         ZZ
                                         360        211,491.31          1
                                       8.125          1,573.43        103
                                       7.875          1,573.43
    LAS VEGAS        NV   89148          1            05/27/03         23
    0435939608                           03           07/01/03          0
    HS89493                              O            06/01/33
    0


    8771855          Q64/G01             F          103,000.00         ZZ
                                         360        102,785.92          1
                                       7.875            746.83        100
                                       7.625            746.83
    NASHVILLE        TN   37211          5            05/19/03         23
    0435939467                           05           07/01/03          0
    0307690206                           O            06/01/33
    0
1




    8771859          W30/G01             F          218,400.00         ZZ
                                         360        217,832.70          1
                                       6.750          1,416.54        104
                                       6.500          1,416.54
    WORCESTER        MA   01602          1            05/28/03         23
    0436097430                           05           07/01/03          0
    7794889                              O            06/01/33
    0


    8771875          P01/G01             F          134,000.00         ZZ
                                         360        133,651.91          1
                                       6.750            869.13        100
                                       6.500            869.13
    WATERFORD        NY   12188          1            05/15/03         23
    0435996285                           09           07/01/03          0
    03005157                             O            06/01/33
    0


    8771933          952/G01             F          232,500.00         ZZ
                                         360        232,028.87          1
                                       8.000          1,706.00        100
                                       7.750          1,706.00
    RAHWAY           NJ   07065          5            05/31/03         23
    0436070478                           05           07/01/03          0
    03002936                             O            06/01/33
    0


    8771937          N46/G01             F          139,050.00         ZZ
                                         360        138,746.15          1
                                       7.625            984.19        103
                                       7.375            984.19
    HICKORY          NC   28601          1            05/30/03         23
    0435978689                           05           07/01/03          0
    110325301                            O            06/01/33
    0


    8771943          T23/G01             F          109,500.00         ZZ
                                         360        109,309.62          1
                                       8.750            861.44        103
                                       8.500            861.44
    CINCINNATI       OH   45236          1            05/30/03         23
    0436000103                           05           07/01/03          0
    6468                                 O            06/01/33
    0
1




    8771951          T23/G01             F          197,500.00         ZZ
                                         360        196,987.00          1
                                       6.750          1,280.98        107
                                       6.500          1,280.98
    GRANVILLE        OH   43023          5            05/30/03         23
    0436018212                           05           07/04/03          0
    6474                                 O            06/04/33
    0


    8771975          N67/G01             F          270,000.00         ZZ
                                         360        269,297.14          1
                                       7.000          1,796.32        100
                                       6.750          1,796.32
    PACOIMA          CA   91331          1            05/23/03         23
    0436033328                           05           07/01/03          0
    1781006162                           O            06/01/33
    0


    8771997          Q64/G01             F          414,600.00         ZZ
                                         360        413,694.02          1
                                       7.625          2,934.52        107
                                       7.375          2,934.52
    GARNER           NC   27529          1            06/02/03         23
    0435939582                           05           07/01/03          0
    0107848301                           O            06/01/33
    0


    8772007          642/G01             F          250,000.00         ZZ
                                         360        249,542.43          1
                                       8.500          1,922.28        100
                                       8.250          1,922.28
    WASHINGTON       DC   20002          1            05/19/03         23
    0435932959                           07           07/01/03          0
    04-2377-03                           O            06/01/33
    0


    8772023          642/G01             F          266,000.00         ZZ
                                         360        265,389.04          1
                                       7.375          1,837.20        106
                                       7.125          1,837.20
    MOUNTLAKE TERRA  WA   98043          2            05/30/03         23
    0435939681                           05           07/01/03          0
    04-1785-03                           O            06/01/33
    0
1




    8772035          H76/G01             F          149,350.00         ZZ
                                         360        149,054.76          1
                                       8.375          1,135.17        103
                                       8.125          1,135.17
    ALACHUA          FL   32615          5            06/03/03         23
    0435946306                           05           08/01/03          0
    2003490565                           O            07/01/33
    0


    8772055          313/G01             F          238,900.00         ZZ
                                         180        238,594.27          1
                                       8.250          1,794.78        100
                                       8.000          1,794.78
    CUMMING          GA   30041          1            06/04/03         23
    0436032882                           03           08/01/03          0
    0009552241                           O            07/01/18
    0


    8772093          Q14/G01             F           58,850.00         ZZ
                                         360         58,721.39          1
                                       7.625            416.54        107
                                       7.375            416.54
    OMAHA            NE   68111          1            05/27/03         23
    0435939855                           05           07/01/03          0
    0000313508                           O            06/01/33
    0


    8772101          W94/G01             F          248,500.00         ZZ
                                         360        248,049.48          1
                                       6.500          1,570.69        104
                                       6.250          1,570.69
    SACRAMENTO       CA   95833          1            06/01/03         23
    0435937131                           05           08/01/03          0
    111544201                            O            07/01/33
    0


    8772103          X10/G01             F           95,550.00         ZZ
                                         360         95,341.20          1
                                       7.625            676.30        105
                                       7.375            676.30
    CHICAGO          IL   60619          1            05/28/03         23
    0436008239                           05           07/01/03          0
    60000972                             O            06/01/33
    0
1




    8772159          Q64/G01             F          128,750.00         ZZ
                                         360        128,501.99          1
                                       8.250            967.26        103
                                       8.000            967.26
    MCDONOUGH        GA   30252          1            05/30/03         23
    0435939160                           05           07/01/03          0
    1                                    O            06/01/33
    0


    8772347          P01/G01             F           78,795.00         ZZ
                                         360         78,635.33          1
                                       8.000            578.17        103
                                       7.750            578.17
    CLIFTON PARK     NY   12065          1            05/30/03         23
    0435989306                           01           07/01/03          0
    03005128                             O            06/01/33
    0


    8773023          E22/G01             F          122,850.00         ZZ
                                         360        122,671.61          2
                                       7.625            869.52         91
                                       7.375            869.52
    OMAHA            NE   68112          1            06/06/03         23
    0416480333                           05           08/01/03          0
    0416480333                           N            07/01/33
    0


    8773043          E22/G01             F           87,955.00         ZZ
                                         360         87,767.56          1
                                       7.750            630.12         95
                                       7.500            630.12
    PALM COAST       FL   32137          1            06/06/03         23
    0416605780                           05           07/01/03          0
    0416605780                           O            06/01/33
    0


    8773045          E22/G01             F          108,000.00         ZZ
                                         360        107,726.25          1
                                       6.875            709.48        101
                                       6.625            709.48
    SUMMERVILLE      SC   29483          2            06/02/03         23
    0416653889                           05           07/01/03          0
    0416653889                           O            06/01/33
    0
1




    8773077          E22/G01             F           97,500.00         ZZ
                                         360         97,331.65          1
                                       6.750            632.38         99
                                       6.500            632.38
    SOUTH BEND       IN   46635          1            06/06/03         23
    0416764520                           05           08/01/03          0
    0416764520                           O            07/01/33
    0


    8773093          E22/G01             F          233,000.00         ZZ
                                         360        232,626.25          1
                                       7.125          1,569.76        100
                                       6.875          1,569.76
    HEBER CITY       UT   84032          1            06/03/03         23
    0416837524                           05           08/01/03          0
    0416837524                           O            07/01/33
    0


    8773117          E22/G01             F          275,000.00         ZZ
                                         360        274,383.89          1
                                       7.500          1,922.84        100
                                       7.250          1,922.84
    ALISO VIEJO      CA   92656          1            06/02/03         23
    0416893931                           09           07/01/03          0
    0416893931                           O            06/01/33
    0


    8773143          E22/G01             F           83,100.00         ZZ
                                         360         82,963.36          1
                                       7.000            552.87         95
                                       6.750            552.87
    PASCO            WA   99301          1            06/03/03         23
    0416949196                           05           08/01/03          0
    0416949196                           N            07/01/33
    0


    8773157          E22/G01             F          347,000.00         ZZ
                                         360        346,098.65          1
                                       6.750          2,250.64        107
                                       6.500          2,250.64
    PORTLAND         OR   97229          2            05/29/03         23
    0416977999                           05           07/01/03          0
    0416977999                           O            06/01/33
    0
1




    8773161          E22/G01             F          278,100.00         ZZ
                                         360        277,715.97          1
                                       7.875          2,016.42        103
                                       7.625          2,016.42
    BRICK            NJ   08723          1            06/06/03         23
    0416989267                           05           08/01/03          0
    0416989267                           O            07/01/33
    0


    8773201          E22/G01             F          273,935.00         ZZ
                                         360        273,556.72          1
                                       7.875          1,986.22        103
                                       7.625          1,986.22
    SAN JACINTO      CA   92583          1            05/29/03         23
    0417046406                           05           08/01/03          0
    0417046406                           O            07/01/33
    0


    8773267          E22/G01             F          112,250.00         ZZ
                                         360        112,028.24          1
                                       8.125            833.45        103
                                       7.875            833.45
    HOUSTON          TX   77083          1            06/06/03         23
    0417109535                           03           07/01/03          0
    0417109535                           O            06/01/33
    0


    8773271          E22/G01             F          152,400.00         ZZ
                                         360        152,149.43          1
                                       7.000          1,013.92        100
                                       6.750          1,013.92
    VANCOUVER        WA   98682          1            06/02/03         23
    0417110244                           05           08/01/03          0
    0417110244                           O            07/01/33
    0


    8773281          E22/G01             F          321,360.00         ZZ
                                         360        320,565.12          1
                                       7.000          2,138.02        103
                                       6.750          2,138.02
    PALM DESERT      CA   92260          1            05/27/03         23
    0417122850                           05           07/01/03          0
    0417122850                           O            06/01/33
    0
1




    8773365          E22/G01             F          294,000.00         ZZ
                                         360        293,467.00          1
                                       6.500          1,858.28        104
                                       6.250          1,858.28
    OLD BRIDGE       NJ   08857          1            06/06/03         23
    0417163821                           05           08/01/03          0
    0417163821                           O            07/01/33
    0


    8773515          E22/G01             F          253,300.00         ZZ
                                         360        252,746.51          1
                                       7.625          1,792.84        106
                                       7.375          1,792.84
    CLARKSTON        MI   48346          5            06/02/03         23
    0417197415                           05           07/01/03          0
    0417197415                           O            06/01/33
    0


    8773545          E22/G01             F          144,500.00         ZZ
                                         360        144,262.43          1
                                       7.000            961.36        100
                                       6.750            961.36
    CARROLLTON       TX   75010          1            06/06/03         23
    0417225661                           05           08/01/03          0
    0417225661                           O            07/01/33
    0


    8773563          E22/G01             F           82,400.00         ZZ
                                         360         82,274.21          1
                                       7.375            569.12        100
                                       7.125            569.12
    DALLAS           TX   75233          1            06/09/03         23
    0417237120                           05           08/01/03          0
    0417237120                           O            07/01/33
    0


    8773581          E22/G01             F          145,000.00         ZZ
                                         360        144,770.98          1
                                       7.250            989.16        100
                                       7.000            989.16
    NASHVILLE        TN   37217          1            06/06/03         23
    0417253994                           05           08/01/03          0
    0417253994                           O            07/01/33
    0
1




    8773585          E22/G01             F          118,347.00         ZZ
                                         360        118,199.37          1
                                       8.375            899.52        103
                                       8.125            899.52
    CITRA            FL   32113          1            06/06/03         23
    0417259215                           05           08/01/03          0
    0417259215                           O            07/01/33
    0


    8773623          E22/G01             F           81,400.00         ZZ
                                         360         81,266.15          1
                                       7.000            541.56        106
                                       6.750            541.56
    GREAT FALLS      MT   59401          1            06/06/03         23
    0417288347                           05           08/01/03          0
    0417288347                           O            07/01/33
    0


    8773653          E22/G01             F          154,397.00         ZZ
                                         360        154,117.10          1
                                       6.500            975.89        103
                                       6.250            975.89
    REDDING          CA   96003          1            06/02/03         23
    0417314150                           05           08/01/03          0
    0417314150                           O            07/01/33
    0


    8773659          E22/G01             F          171,093.00         ZZ
                                         360        170,748.50          1
                                       6.875          1,123.96        107
                                       6.625          1,123.96
    WEST PALM BEACH  FL   33405          1            06/06/03         23
    0417324670                           05           08/01/03          0
    0417324670                           O            07/01/33
    0


    8773711          E22/G01             F          165,000.00         ZZ
                                         360        164,596.25          1
                                       6.875          1,083.93        100
                                       6.625          1,083.93
    CARROLLTON       TX   75007          1            06/06/03         23
    0417377215                           05           08/01/03          0
    0417377215                           O            07/01/33
    0
1




    8773713          E22/G01             F           70,300.00         ZZ
                                         360         70,197.91          2
                                       7.625            497.58         95
                                       7.375            497.58
    TOLEDO           OH   43606          1            06/06/03         23
    0417381381                           05           08/01/03          0
    0417381381                           N            07/01/33
    0


    8774521          K15/G01             F           58,800.00         ZZ
                                         360         58,668.26          1
                                       7.500            411.14        107
                                       7.250            411.14
    JACKSONVILLE     FL   32206          1            05/06/03         23
    0435937735                           05           07/01/03          0
    050300117273                         O            06/01/33
    0


    8774911          K15/G01             F          224,000.00         ZZ
                                         360        223,534.48          1
                                       7.875          1,624.16         97
                                       7.625          1,624.16
    HENDERSON        NV   89014          2            05/21/03         23
    0435938113                           05           07/01/03          0
    022005516123                         O            06/01/33
    0


    8775185          T17/G01             F          157,000.00         ZZ
                                         360        156,441.32          1
                                       6.625          1,005.29        100
                                       6.375          1,005.29
    DALLAS           GA   30157          5            05/09/03         23
    0436023576                           05           06/01/03          0
    R0304153                             O            05/01/33
    0


    8775395          U85/G01             F          128,200.00         ZZ
                                         180        127,882.89          1
                                       7.000            852.92        107
                                       6.750            852.92
    DES MOINES       IA   50322          2            05/23/03         23
    0435946405                           05           07/01/03          0
    MARTIN                               O            06/01/18
    0
1




    8775497          T17/G01             F           78,375.00         ZZ
                                         360         78,151.57          1
                                       7.750            561.49         95
                                       7.500            561.49
    CHICAGO          IL   60643          1            05/19/03         23
    0436027775                           05           06/17/03          0
    030422005                            O            05/17/33
    0


    8775713          U50/G01             F           58,000.00         T
                                         360         57,654.13          1
                                       7.250            395.67        100
                                       7.000            395.67
    GOULDSBORO       PA   18424          1            06/02/03         23
    0435951504                           03           07/01/03          0
    20306144                             O            06/01/33
    0


    8776065          P09/G01             F          335,000.00         ZZ
                                         360        334,163.21          1
                                       6.950          2,217.53        100
                                       6.700          2,217.53
    ALEXANDRIA       VA   22305          1            05/22/03         23
    0435978424                           09           07/01/03          0
    3003170081                           O            06/01/33
    0


    8776069          W89/G01             F          169,060.00         ZZ
                                         360        168,641.83          1
                                       7.000          1,124.76        107
                                       6.750          1,124.76
    CHARLOTTE        NC   28210          5            05/27/03         23
    0436022164                           05           07/01/03          0
    4440361534                           O            06/01/33
    0


    8776135          U45/G01             F           90,750.00         ZZ
                                         360         90,575.41          1
                                       7.500            634.54         99
                                       7.250            634.54
    ATCHISON         KS   66002          5            06/05/03         23
    0435972336                           05           08/01/03          0
    25700029                             O            07/01/33
    0
1




    8776141          W30/G01             F          223,960.00         ZZ
                                         360        223,458.25          1
                                       7.500          1,565.96        102
                                       7.250          1,565.96
    LOWELL           MA   01854          1            06/02/03         23
    0436031439                           05           07/01/03          0
    03050434                             O            06/01/33
    0


    8776249          N46/G01             F           92,020.00         ZZ
                                         360         91,786.73          1
                                       6.875            604.51        107
                                       6.625            604.51
    INVERNESS        FL   34453          1            05/29/03         23
    0435949391                           05           07/01/03          0
    11392801                             O            06/01/33
    0


    8776527          E57/G01             F          263,650.00         ZZ
                                         360        263,102.07          1
                                       7.875          1,911.65        103
                                       7.625          1,911.65
    VANCOUVER        WA   98686          5            05/20/03         23
    0435996277                           05           07/01/03          0
    35000022                             O            06/01/33
    0


    8776581          E57/G01             F           71,300.00         ZZ
                                         360         71,144.18          1
                                       7.625            504.66        106
                                       7.375            504.66
    GREENBELT        MD   20770          1            05/30/03         23
    0435977855                           01           07/01/03          0
    16001340                             O            06/01/33
    0


    8776613          E57/G01             F          167,500.00         ZZ
                                         360        167,095.77          1
                                       7.125          1,128.48        100
                                       6.875          1,128.48
    SANTA ANA        CA   92706          1            05/29/03         23
    0435995055                           01           07/01/03          0
    06012732                             O            06/01/33
    0
1




    8776615          K60/G01             F          144,276.00         ZZ
                                         360        143,976.17          1
                                       7.875          1,046.10        103
                                       7.625          1,046.10
    BRANDON          FL   33511          5            05/23/03         23
    0436029003                           03           07/01/03          0
    0001056701                           O            06/01/33
    0


    8776617          B39/G01             F          124,925.00         ZZ
                                         360        124,734.29          1
                                       7.375            862.83         95
                                       7.125            862.83
    ST PAUL          MN   55106          1            06/09/03         23
    0436021109                           05           08/01/03          0
    20032299F                            N            07/01/33
    0


    8776625          H76/G01             F          142,310.00         ZZ
                                         360        141,986.06          1
                                       7.250            970.81        107
                                       7.000            970.81
    PENSACOLA        FL   32506          5            06/04/03         23
    0435951603                           05           08/01/03          0
    2003484813                           O            07/01/33
    0


    8776627          T17/G01             F           67,980.00         ZZ
                                         360         67,903.50          1
                                       8.875            540.88        103
                                       8.625            540.88
    PAXTON           IL   60957          1            06/06/03         23
    0436024392                           05           08/01/03          0
    0305210000                           O            07/01/33
    0


    8776655          H76/G01             F          117,420.00         ZZ
                                         360        117,240.73          1
                                       7.375            811.00        103
                                       7.125            811.00
    SHEPHERD         MI   48883          5            06/05/03         23
    0435951652                           05           08/01/03          0
    2003488259                           O            07/01/33
    0
1




    8776667          Q64/G01             F           45,500.00         ZZ
                                         360         45,399.61          1
                                       7.625            322.05        103
                                       7.375            322.05
    GREENVILLE       SC   29607          1            05/30/03         23
    0436042857                           05           07/01/03          0
    0107790909                           O            06/01/33
    0


    8776679          642/G01             F          181,900.00         ZZ
                                         360        181,502.51          1
                                       7.625          1,287.48        104
                                       7.375          1,287.48
    PERRY            OH   44081          5            05/30/03         23
    0435943667                           05           07/01/03          0
    05200403                             O            06/01/33
    0


    8776701          642/G01             F          105,930.00         ZZ
                                         360        105,674.36          1
                                       7.125            713.67        107
                                       6.875            713.67
    SALISBURY        MD   21801          2            05/27/03         23
    0435964614                           05           07/01/03          0
    05179303                             O            06/01/33
    0


    8776703          L20/G01             F          167,787.00         ZZ
                                         360        167,511.14          1
                                       7.000          1,116.29        103
                                       6.750          1,116.29
    RENO             NV   89509          1            06/02/03         23
    0436069157                           05           08/01/03          0
    1141080066                           O            07/01/33
    0


    8776757          Q14/G01             F          270,442.00         ZZ
                                         360        269,820.83          1
                                       7.375          1,867.88        105
                                       7.125          1,867.88
    PHOENIX          AZ   85053          1            05/27/03         23
    0435953948                           05           07/01/03          0
    0000313331                           O            06/01/33
    0
1




    8776787          N74/G01             F           71,250.00         ZZ
                                         360         71,036.49          1
                                       7.500            498.19         95
                                       7.250            498.19
    WINSTON SALEM    NC   27107          1            05/30/03         23
    0435985601                           05           06/30/03          0
    0032537010                           N            05/30/33
    0


    8776831          642/G01             F          107,000.00         ZZ
                                         360        106,819.71          1
                                       6.875            702.91        102
                                       6.625            702.91
    PUEBLO           CO   81008          5            06/03/03         23
    0435964531                           05           08/01/03          0
    05140903                             O            07/01/33
    0


    8776939          H49/G01             F          138,250.00         ZZ
                                         360        137,969.86          1
                                       8.000          1,014.43        103
                                       7.750          1,014.43
    CALUMET CITY     IL   60409          1            05/30/03         23
    0436055396                           05           07/01/03          0
    37510096                             O            06/01/33
    0


    8777059          964/G01             F          206,500.00         ZZ
                                         180        204,512.83          1
                                       6.875          1,841.68        107
                                       6.625          1,841.68
    BEAVERTON        OR   97008          2            05/01/03         23
    0436046007                           05           07/01/03          0
    414392                               O            06/01/18
    0


    8777061          G34/G01             F          149,000.00         ZZ
                                         360        148,631.46          1
                                       7.000            991.30        100
                                       6.750            991.30
    LAS VEGAS        NV   89156          1            05/16/03         23
    0435944996                           05           07/01/03          0
    77309076                             O            06/01/33
    0
1




    8777069          964/G01             F          175,750.00         ZZ
                                         360        175,346.34          2
                                       7.375          1,213.86         95
                                       7.125          1,213.86
    CHICAGO          IL   60617          1            05/28/03         23
    0435942651                           05           07/01/03          0
    423245                               N            06/01/33
    0


    8777073          624/G01             F          109,542.00         ZZ
                                         360        108,878.84          1
                                       7.000            728.79        105
                                       6.750            728.79
    COALINGA         CA   93210          1            05/22/03         23
    0435947445                           05           07/01/03          0
    1000033098                           O            06/01/33
    0


    8777075          M45/G01             F          160,000.00         ZZ
                                         360        159,691.80          1
                                       8.250          1,202.03        100
                                       8.000          1,202.03
    BRIDGETON        NJ   08302          1            05/27/03         23
    0435958509                           05           07/01/03          0
    A0464862                             O            06/01/33
    0


    8777079          964/G01             F          160,500.00         ZZ
                                         360        160,083.10          1
                                       6.750          1,041.00        107
                                       6.500          1,041.00
    KENNWICK         WA   99336          5            05/19/03         23
    0435942636                           05           07/01/03          0
    422637                               O            06/01/33
    0


    8777099          964/G01             F           90,250.00         ZZ
                                         360         90,021.23          1
                                       6.875            592.88         95
                                       6.625            592.88
    FRESNO           CA   93705          1            05/21/03         23
    0435941844                           05           07/01/03          0
    427610                               N            06/01/33
    0
1




    8777159          964/G01             F          133,000.00         ZZ
                                         360        132,671.04          1
                                       7.000            884.85        100
                                       6.750            884.85
    SMITH            NV   89430          1            05/22/03         23
    0435942917                           05           07/01/03          0
    351491                               O            06/01/33
    0


    8777191          588/G01             F          191,750.00         ZZ
                                         360        191,251.08          1
                                       6.750          1,243.69        106
                                       6.500          1,243.69
    WOODBRIDGE       VA   22192          1            05/27/03         23
    0436050587                           09           07/01/03          0
    1090709                              O            06/01/33
    0


    8777195          B44/G01             F          293,550.00         ZZ
                                         360        293,012.69          1
                                       8.500          2,257.15        103
                                       8.250          2,257.15
    WINTERS          CA   95694          1            05/15/03         23
    0435995584                           05           07/01/03          0
    2032650                              O            06/01/33
    0


    8777221          R49/G01             F          174,500.00         ZZ
                                         360        173,994.25          1
                                       8.750          1,372.79        103
                                       8.500          1,372.79
    INGLEWOOD        CA   90302          5            05/29/03         23
    0436184485                           01           07/01/03          0
    W03030065                            O            06/01/33
    0


    8777273          588/G01             F          235,293.00         ZZ
                                         360        234,666.76          1
                                       6.625          1,506.61        107
                                       6.375          1,506.61
    GERMANTOWN       MD   20874          1            05/29/03         23
    0435940002                           09           07/01/03          0
    1094238                              O            06/01/33
    0
1




    8777293          588/G01             F          300,000.00         ZZ
                                         360        299,275.99          1
                                       7.125          2,021.16        100
                                       6.875          2,021.16
    CHANTILLY        VA   20152          1            05/29/03         23
    0435937743                           09           07/01/03          0
    1096295                              O            06/01/33
    0


    8777303          W05/G01             F          131,610.00         ZZ
                                         360        131,414.03          1
                                       7.500            920.24        106
                                       7.250            920.24
    LAYTON           UT   84041          2            05/30/03         23
    0436006118                           05           08/01/03          0
    0000105669                           O            07/01/33
    0


    8777327          U85/G01             F           75,000.00         ZZ
                                         360         74,866.20          1
                                       8.625            583.34        100
                                       8.375            583.34
    TWIN LAKES       WI   53181          1            05/28/03         23
    0435944582                           05           07/01/03          0
    1                                    O            06/01/33
    0


    8777341          S53/G01             F           55,640.00         ZZ
                                         360         55,518.41          1
                                       7.625            393.82        107
                                       7.375            393.82
    GREEN COVE       FL   32043          1            05/29/03         23
    0436033500                           05           07/01/03          0
    9846944000                           O            06/01/33
    0


    8777351          Y10/G01             F          235,400.00         ZZ
                                         360        234,831.85          1
                                       7.125          1,585.93        107
                                       6.875          1,585.93
    HIALEAH          FL   33013          1            05/30/03         23
    0435933148                           05           07/01/03          0
    1865641                              O            06/01/33
    0
1




    8777353          Y10/G01             F          142,310.00         ZZ
                                         360        141,991.18          1
                                       7.500            995.05        107
                                       7.250            995.05
    APPLE VALLEY     CA   92307          1            05/28/03         23
    0435933361                           05           07/01/03          0
    1864354                              O            06/01/33
    0


    8777355          F34/G01             F          254,125.00         ZZ
                                         360        253,464.90          1
                                       6.750          1,648.25        107
                                       6.500          1,648.25
    FAIRFAX          VA   22032          1            05/23/03         23
    0435982145                           09           07/01/03          0
    45305050                             O            06/01/33
    0


    8777361          T17/G01             F          152,950.00         ZZ
                                         360        152,446.37          1
                                       7.125          1,030.45         95
                                       6.875          1,030.45
    ATLANTA          GA   30310          1            05/15/03         23
    0436039044                           05           06/13/03          0
    0305080007                           N            05/13/33
    0


    8777377          U50/G01             F          212,500.00         ZZ
                                         360        212,047.14          1
                                       7.750          1,522.38        100
                                       7.500          1,522.38
    LONG POND        PA   18334          1            05/16/03         23
    0435954557                           05           07/01/03          0
    20304799                             O            06/01/33
    0


    8777383          T17/G01             F          180,000.00         ZZ
                                         360        179,356.87          2
                                       6.875          1,182.47        100
                                       6.625          1,182.47
    CHICAGO          IL   60636          1            05/12/03         23
    0436023899                           05           06/10/03          0
    0304220002                           O            05/10/33
    0
1




    8777419          S53/G01             F          140,900.00         ZZ
                                         360        140,661.28          1
                                       8.875          1,121.06        100
                                       8.625          1,121.06
    COLORADO SPRING  CO   80903          1            05/30/03         23
    0436048276                           05           07/01/03          0
    9847595000                           O            06/01/33
    0


    8777785          E22/G01             F           74,900.00         ZZ
                                         360         74,785.65          1
                                       7.375            517.32        107
                                       7.125            517.32
    HOKES BLUFF      AL   35905          1            06/09/03         23
    0416464626                           05           08/01/03          0
    0416464626                           O            07/01/33
    0


    8777819          E22/G01             F          122,570.00         ZZ
                                         360        122,439.05          1
                                       9.125            997.27        103
                                       8.875            997.27
    FAYETTEVILLE     NC   28304          5            06/04/03         23
    0416785962                           05           08/01/03          0
    0416785962                           O            07/01/33
    0


    8777841          E22/G01             F          374,500.00         ZZ
                                         360        373,696.01          1
                                       6.750          2,429.00        107
                                       6.500          2,429.00
    CONCORD          CA   94521          1            06/04/03         23
    0416866259                           05           08/01/03          0
    0416866259                           O            07/01/33
    0


    8777847          E22/G01             F          175,100.00         ZZ
                                         360        174,745.18          1
                                       8.000          1,284.82        103
                                       7.750          1,284.82
    COLUMBUS         GA   31909          5            05/30/03         23
    0416873750                           05           07/01/03          0
    0416873750                           O            06/01/33
    0
1




    8777851          E22/G01             F          267,500.00         ZZ
                                         360        267,096.60          1
                                       7.500          1,870.40        107
                                       7.250          1,870.40
    PHOENIXVILLE     PA   19460          5            06/02/03         23
    0416883080                           05           08/01/03          0
    0416883080                           O            07/01/33
    0


    8777867          E22/G01             F           71,000.00         ZZ
                                         360         70,913.67          1
                                       8.500            545.93        100
                                       8.250            545.93
    CAMDEN           SC   29020          5            06/04/03         23
    0416922334                           05           08/01/03          0
    0416922334                           O            07/01/33
    0


    8777921          E22/G01             F          145,850.00         ZZ
                                         360        144,381.08          1
                                       6.875            958.13        105
                                       6.625            958.13
    ALLEN            TX   75002          1            06/09/03         23
    0417004918                           05           08/01/03          0
    0417004918                           O            07/01/33
    0


    8777929          E22/G01             F          135,445.00         ZZ
                                         360        135,271.67          1
                                       8.250          1,017.55        103
                                       8.000          1,017.55
    ANSONIA          CT   06401          1            06/09/03         23
    0417013208                           05           08/01/03          0
    0417013208                           O            07/01/33
    0


    8777941          E22/G01             F          171,000.00         ZZ
                                         360        170,693.82          1
                                       7.375          1,181.05        100
                                       7.125          1,181.05
    WAREHAM          MA   02571          1            06/09/03         23
    0417028750                           05           08/01/03          0
    0417028750                           O            07/01/33
    0
1




    8777981          E22/G01             F          117,500.00         ZZ
                                         360        117,333.61          1
                                       7.750            841.78         98
                                       7.500            841.78
    BELTON           SC   29627          5            06/04/03         23
    0417053956                           05           08/01/03          0
    0417053956                           O            07/01/33
    0


    8778115          E22/G01             F           77,700.00         ZZ
                                         360         77,569.08          1
                                       6.875            510.43        104
                                       6.625            510.43
    EL PASO          TX   79924          1            06/05/03         23
    0417110772                           05           08/01/03          0
    0417110772                           O            07/01/33
    0


    8778119          E22/G01             F          122,730.00         ZZ
                                         360        122,273.18          1
                                       6.875            806.25        103
                                       6.625            806.25
    SANDPOINT        ID   83864          2            05/14/03         23
    0417113560                           05           07/01/03          0
    0417113560                           O            06/01/33
    0


    8778159          E22/G01             F           40,125.00         ZZ
                                         360         39,829.78          1
                                       6.750            260.25        107
                                       6.500            260.25
    YUMA             CO   80759          1            06/09/03         23
    0417151396                           05           08/01/03          0
    0417151396                           O            07/01/33
    0


    8778181          E22/G01             F           71,100.00         ZZ
                                         360         70,980.18          1
                                       6.875            467.08        107
                                       6.625            467.08
    THOMPSON         NY   12751          1            06/11/03         23
    0417167905                           07           08/01/03          0
    0417167905                           O            07/01/33
    0
1




    8778257          E22/G01             F           66,950.00         ZZ
                                         360         66,826.01          1
                                       7.000            445.42        103
                                       6.750            445.42
    BAD AXE          MI   48413          1            06/09/03         23
    0417258183                           05           08/01/03          0
    0417258183                           O            07/01/33
    0


    8778637          G27/G01             F          359,000.00         ZZ
                                         360        358,070.19          1
                                       6.875          2,358.37        105
                                       6.625          2,358.37
    BAKERSFIELD      CA   93312          1            05/23/03         23
    0436020267                           03           07/01/03          0
    20302479                             O            06/01/33
    0


    8778663          W34/G01             F          147,500.00         ZZ
                                         360        147,265.89          1
                                       8.000          1,082.30        102
                                       7.750          1,082.30
    SPRINGFIELD      OR   97478          5            05/30/03         23
    0436027866                           05           08/01/03          0
    11612297                             O            07/01/33
    0


    8778825          A03/G01             F          158,500.00         ZZ
                                         360        158,098.23          1
                                       6.875          1,041.23        100
                                       6.625          1,041.23
    SOUTHFIELD       MI   48075          1            05/19/03         23
    0436035547                           01           07/01/03          0
    00030521699                          O            06/01/33
    0


    8778893          W39/G01             F          113,300.00         ZZ
                                         360        113,046.77          1
                                       8.000            831.36        103
                                       7.750            831.36
    GROVE HILL       AL   36451          2            05/30/03         23
    0436024178                           05           08/01/03          0
    LA032350                             O            07/01/33
    0
1




    8778903          W50/G01             F          400,000.00         ZZ
                                         180        399,125.97          2
                                       7.625          2,831.17        100
                                       7.375          2,831.17
    SAINT PAUL       MN   55105          1            05/30/03         23
    0436024285                           05           07/01/03          0
    00030759                             O            06/01/18
    0


    8779097          950/G01             F          157,075.00         ZZ
                                         360        156,829.18          1
                                       7.250          1,071.53        103
                                       7.000          1,071.53
    REDDING          CA   96001          1            06/04/03         23
    0436041206                           05           08/01/03          0
    A734025                              O            07/01/33
    0


    8779137          642/G01             F           80,750.00         ZZ
                                         360         80,577.92          1
                                       7.750            578.50         95
                                       7.500            578.50
    TOLEDO           OH   43607          1            05/30/03         23
    0435958855                           05           07/01/03          0
    05-1720-03                           N            06/01/33
    0


    8779149          K15/G01             F          300,000.00         ZZ
                                         360        299,344.46          1
                                       7.625          2,123.38        100
                                       7.375          2,123.38
    POUGHKEEPSIE     NY   12603          5            05/27/03         23
    0435946967                           05           07/01/03          0
    027205514750                         O            06/01/33
    0


    8779151          X67/G01             F          269,500.00         ZZ
                                         360        268,896.24          2
                                       7.500          1,884.38        100
                                       7.250          1,884.38
    LOS ANGELES      CA   90033          1            05/21/03         23
    0436022388                           05           07/01/03          0
    00286180                             O            06/01/33
    0
1




    8779215          K15/G01             F          168,300.00         ZZ
                                         360        167,883.74          1
                                       7.000          1,119.70         99
                                       6.750          1,119.70
    METAMORA         MI   48455          5            05/27/03         23
    0435954102                           05           07/01/03          0
    024405515397                         O            06/01/33
    0


    8779221          K15/G01             F          104,000.00         ZZ
                                         360        103,809.65          1
                                       8.500            799.67        103
                                       8.250            799.67
    WATERBURY        CT   06706          5            05/22/03         23
    0435946298                           05           07/01/03          0
    037405508261                         O            06/01/33
    0


    8779261          W35/G01             F           67,410.00         ZZ
                                         360         67,184.63          1
                                       7.500            471.34        107
                                       7.250            471.34
    CINCINNATI       OH   45255          1            04/23/03         23
    0436020705                           01           06/01/03          0
    18184                                O            05/01/33
    0


    8779263          Y26/G01             F          132,500.00         ZZ
                                         360        132,251.19          1
                                       8.375          1,007.10        102
                                       8.125          1,007.10
    CLOVIS           CA   93612          1            05/28/03         23
    0436060958                           05           07/01/03          0
    123300520                            O            06/01/33
    0


    8779293          K15/G01             F           92,500.00         ZZ
                                         360         92,284.78          1
                                       8.750            727.70        103
                                       8.500            727.70
    PORTSMOUTH       VA   23703          1            04/30/03         23
    0435954946                           01           06/01/03          0
    042500117641                         O            05/01/33
    0
1




    8779435          F89/G01             F          179,000.00         ZZ
                                         360        178,487.65          1
                                       7.125          1,205.96        100
                                       6.875          1,205.96
    LOS ANGELES      CA   90039          1            05/19/03         23
    0436021935                           05           07/01/03          0
    29844                                O            06/01/33
    0


    8779497          U85/G01             F           54,590.00         ZZ
                                         360         54,399.45          2
                                       6.750            354.07        103
                                       6.500            354.07
    MILWAUKEE        WI   53204          1            06/09/03         23
    0435955810                           05           08/01/03          0
    TQS262                               O            07/01/33
    0


    8779555          U35/G01             F           71,250.00         ZZ
                                         360         71,101.55          2
                                       7.875            516.61         95
                                       7.625            516.61
    INDIANAPOLIS     IN   46205          1            06/03/03         23
    0436075071                           05           07/01/03          0
    11914310                             O            06/01/33
    0


    8779811          W40/G01             F          164,800.00         ZZ
                                         360        164,506.00          1
                                       8.625          1,281.80        103
                                       8.375          1,281.80
    QUEEN CREEK      AZ   85242          5            05/30/03         23
    0435956602                           03           07/01/03          0
    100022006                            O            06/01/33
    0


    8779853          X01/G01             F          180,000.00         ZZ
                                         180        179,547.77          1
                                       8.375          1,368.13        100
                                       8.125          1,368.13
    OSTEGO           MN   55330          1            05/02/03         23
    0436025399                           05           06/01/03          0
    033837                               O            05/01/18
    0
1




    8779867          E57/G01             F          166,850.00         ZZ
                                         360        166,544.62          1
                                       8.500          1,282.93        103
                                       8.250          1,282.93
    ELKRIDGE         MD   21075          1            05/30/03         23
    0436018493                           01           07/01/03          0
    16001171                             O            06/01/33
    0


    8779883          588/G01             F          252,800.00         ZZ
                                         360        252,174.73          1
                                       7.000          1,681.88        104
                                       6.750          1,681.88
    ASHBURN          VA   20147          1            05/29/03         23
    0436011019                           05           07/01/03          0
    1094072                              O            06/01/33
    0


    8780131          Q78/G01             F           48,830.00         ZZ
                                         360         48,633.50          1
                                       8.125            362.57         95
                                       7.875            362.57
    MAIDEN           NC   28650          1            05/23/03         23
    0435958467                           05           07/01/03          0
    730281                               O            06/01/33
    0


    8780135          Q78/G01             F          103,000.00         ZZ
                                         360        102,871.50          1
                                       8.375            782.88        103
                                       8.125            782.88
    OSHKOSH          WI   54902          5            06/06/03         23
    0435962246                           05           08/01/03          0
    730402                               O            07/01/33
    0


    8780143          Q78/G01             F           70,555.00         ZZ
                                         360         70,444.59          1
                                       7.250            481.31        104
                                       7.000            481.31
    WICHITA          KS   67203          2            06/05/03         23
    0435962444                           05           08/01/03          0
    728625                               O            07/01/33
    0
1




    8780183          U85/G01             F          116,325.00         ZZ
                                         360        116,112.09          1
                                       8.500            894.44         99
                                       8.250            894.44
    MILWAUKEE        WI   53221          1            06/02/03         23
    0435958723                           05           07/02/03          0
    1                                    O            06/02/33
    0


    8780203          R54/G01             F           92,700.00         ZZ
                                         360         92,484.33          1
                                       8.750            729.27        103
                                       8.500            729.27
    KINGSPORT        TN   37660          1            04/16/03         23
    0436053268                           05           06/04/03          0
    2000006095                           O            05/04/33
    0


    8780381          624/G01             F           90,125.00         ZZ
                                         360         89,955.76          1
                                       8.375            685.02        103
                                       8.125            685.02
    MORENO VALLEY    CA   92553          1            05/13/03         23
    0435955299                           01           07/01/03          0
    1000032388                           O            06/01/33
    0


    8780455          U35/G01             F          119,480.00         ZZ
                                         360        119,330.96          1
                                       8.375            908.13        103
                                       8.125            908.13
    YOUNGSTOWN       OH   44511          5            06/03/03         23
    0436049860                           05           08/01/03          0
    12013078                             O            07/01/33
    0


    8780471          A06/G01             F          198,884.00         ZZ
                                         360        198,642.17          1
                                       8.500          1,529.25        102
                                       8.250          1,529.25
    ST CLAIR SHORES  MI   48081          5            06/04/03         23
    0435974597                           05           08/01/03          0
    1                                    O            07/01/33
    0
1




    8780487          588/G01             F          101,200.00         ZZ
                                         360        100,961.16          1
                                       7.250            690.36        107
                                       7.000            690.36
    BROOKHAVEN       PA   19015          1            05/29/03         23
    0435963756                           01           07/01/03          0
    1090824                              O            06/01/33
    0


    8780501          B57/G01             F          102,600.00         ZZ
                                         360        102,427.11          1
                                       6.875            674.01         95
                                       6.625            674.01
    TEMPE            AZ   85281          1            06/03/03         23
    0436047815                           01           08/01/03          0
    20001936                             N            07/01/33
    0


    8780527          588/G01             F          207,000.00         ZZ
                                         360        206,428.31          1
                                       6.750          1,342.60        107
                                       6.500          1,342.60
    UPPER PROVIDENC  PA   19063          1            05/30/03         23
    0435963699                           05           07/01/03          0
    1094434                              O            06/01/33
    0


    8780583          U28/G01             F          118,000.00         ZZ
                                         360        117,606.69          1
                                       7.750            845.37         99
                                       7.500            845.37
    STONE MOUNTAIN   GA   30083          5            05/27/03         23
    0436035224                           05           07/01/03          0
    2000018997                           O            06/01/33
    0


    8780591          A06/G01             F          137,195.00         ZZ
                                         360        136,930.71          1
                                       8.250          1,030.71        103
                                       8.000          1,030.71
    SOUTHFIELD       MI   48075          1            05/29/03         23
    0435956347                           05           07/01/03          0
    025000020307722                      O            06/01/33
    0
1




    8780595          R17/G01             F          305,500.00         ZZ
                                         360        304,704.29          1
                                       6.875          2,006.92        107
                                       6.625          2,006.92
    NATIONAL CITY    CA   91950          1            05/07/03         23
    0436057855                           05           07/01/03          0
    1000255778                           O            06/01/33
    0


    8780629          588/G01             F           74,200.00         T
                                         360         73,855.32          1
                                       7.250            506.17        107
                                       7.000            506.17
    LAUREL           MD   20707          1            05/30/03         23
    0435955265                           01           07/01/03          0
    1096298                              O            06/01/33
    0


    8780693          Y43/G01             F          133,500.00         ZZ
                                         360        133,146.87          1
                                       6.875            877.00        103
                                       6.625            877.00
    RICHMOND         VA   23226          1            06/02/03         23
    0436084677                           05           07/01/03          0
    2501000465                           O            06/01/33
    0


    8780753          X01/G01             F          103,206.00         ZZ
                                         360        102,983.79          1
                                       9.125            839.72        103
                                       8.875            839.72
    EDINBURG         TX   78539          2            04/29/03         23
    0436070411                           05           06/01/03          0
    100235601000070                      O            05/01/33
    0


    8780887          U85/G01             F          133,750.00         ZZ
                                         360        133,441.62          1
                                       7.875            969.78        107
                                       7.625            969.78
    MILWAUKEE        WI   53215          1            05/29/03         23
    0435957857                           05           07/01/03          0
    1                                    O            06/01/33
    0
1




    8780935          Y26/G01             F          252,350.00         ZZ
                                         360        251,812.21          1
                                       7.750          1,807.87        103
                                       7.500          1,807.87
    REDDING          CA   96003          1            05/08/03         23
    0436017933                           05           07/01/03          0
    117100774                            O            06/01/33
    0


    8780971          U77/G01             F          296,000.00         ZZ
                                         360        295,336.87          1
                                       7.500          2,069.67        100
                                       7.250          2,069.67
    CORNELIUS        NC   28031          1            05/30/03         23
    0436035349                           03           07/01/03          0
    03051128                             O            06/01/33
    0


    8781015          W40/G01             F           61,380.00         ZZ
                                         360         61,194.84          1
                                       8.000            450.38         99
                                       7.750            450.38
    DETROIT          MI   48228          1            05/30/03         23
    0435956297                           05           07/01/03          0
    101004885                            O            06/01/33
    0


    8781021          Y26/G01             F          262,550.00         ZZ
                                         360        262,044.28          1
                                       8.250          1,972.45         96
                                       8.000          1,972.45
    FONTANA          CA   92336          5            05/15/03         23
    0436020481                           05           07/01/03          0
    115001303                            O            06/01/33
    0


    8781203          M45/G01             F          276,500.00         ZZ
                                         360        275,746.04          1
                                       6.500          1,747.67        105
                                       6.250          1,747.67
    ASHBURN          VA   20147          1            06/02/03         23
    0435965546                           09           07/01/03          0
    A0469275                             O            06/01/33
    0
1




    8781213          N74/G01             F          152,440.00         ZZ
                                         360        152,248.48          1
                                       8.375          1,158.65        103
                                       8.125          1,158.65
    PROVO            UT   84601          2            05/30/03         23
    0435987631                           05           08/01/03          0
    0032528010                           O            07/01/33
    0


    8781237          Y26/G01             F          136,000.00         ZZ
                                         360        135,568.78          1
                                       6.875            893.42        105
                                       6.625            893.42
    SALEM            OR   97301          2            05/13/03         23
    0436017420                           05           07/01/03          0
    931003134                            O            06/01/33
    0


    8781299          W40/G01             F           67,000.00         ZZ
                                         360         66,373.11          1
                                       8.500            515.17        100
                                       8.250            515.17
    SANFORD          MI   48657          5            05/27/03         23
    0435956479                           05           07/01/03          0
    101952192                            O            06/01/33
    0


    8781335          477/G01             F           95,000.00         ZZ
                                         360         94,847.61          1
                                       7.125            640.03        100
                                       6.875            640.03
    GLENDALE         AZ   85303          1            06/02/03         23
    0436032247                           05           08/01/03          0
    239248                               O            07/01/33
    0


    8781337          967/G01             F          180,000.00         ZZ
                                         360        179,673.68          1
                                       6.500          1,137.72        100
                                       6.250          1,137.72
    COLBERT          WA   99005          1            06/03/03         23
    0436032759                           05           08/01/03          0
    5952536                              O            07/01/33
    0
1




    8781367          W40/G01             F          143,170.00         ZZ
                                         360        142,700.38          1
                                       7.250            976.67        103
                                       7.000            976.67
    ROYAL OAK        MI   48073          1            05/30/03         23
    0435967732                           07           07/01/03          0
    101013872                            O            06/01/33
    0


    8781451          U19/G01             F          259,428.00         ZZ
                                         360        259,096.00          1
                                       8.250          1,949.00        103
                                       8.000          1,949.00
    MESA             AZ   85201          1            06/03/03         23
    0435979968                           05           08/01/03          0
    11001030                             O            07/01/33
    0


    8781531          588/G01             F          166,850.00         ZZ
                                         360        166,494.44          1
                                       7.750          1,195.33        103
                                       7.500          1,195.33
    WOODBRIDGE       VA   22192          1            05/28/03         23
    0436021927                           09           07/01/03          0
    1095218                              O            06/01/33
    0


    8781773          964/G01             F          219,700.00         ZZ
                                         360        219,169.80          1
                                       7.125          1,480.16        100
                                       6.875          1,480.16
    HENDERSON        NV   89015          1            05/14/03         23
    0435942610                           05           07/01/03          0
    405294                               O            06/01/33
    0


    8781825          964/G01             F          133,000.00         ZZ
                                         360        132,694.52          2
                                       7.375            918.60         95
                                       7.125            918.60
    VANCOUVER        WA   98660          1            05/15/03         23
    0435942669                           05           07/01/03          0
    425757                               N            06/01/33
    0
1




    8782019          W05/G01             F          145,900.00         ZZ
                                         360        145,581.19          1
                                       7.625          1,032.67        100
                                       7.375          1,032.67
    OREM             UT   84058          1            05/22/03         23
    0435953732                           05           07/01/03          0
    0000105693                           O            06/01/33
    0


    8782051          L03/G01             F          166,000.00         ZZ
                                         360        165,637.26          1
                                       7.625          1,174.94        100
                                       7.375          1,174.94
    CHANDLER         AZ   85225          1            06/03/03         23
    0436034037                           05           07/01/03          0
    40013024                             O            06/01/33
    0


    8782355          E22/G01             F          164,650.00         ZZ
                                         360        164,385.88          1
                                       7.125          1,109.28        107
                                       6.875          1,109.28
    WESTLAND         MI   48185          1            06/10/03         23
    0416824670                           05           08/01/03          0
    0416824670                           O            07/01/33
    0


    8782461          E22/G01             F          151,400.00         ZZ
                                         360        151,085.35          1
                                       7.875          1,097.76        103
                                       7.625          1,097.76
    PORT ST LUCIE    FL   34983          5            06/02/03         23
    0417282373                           05           07/01/03          0
    0417282373                           O            06/01/33
    0


    8782491          E22/G01             F           78,792.00         ZZ
                                         360         78,677.60          1
                                       7.625            557.68        106
                                       7.375            557.68
    LAS VEGAS        NV   89122          1            06/02/03         23
    0417301744                           01           08/01/03          0
    0417301744                           O            07/01/33
    0
1




    8782779          E22/G01             F          274,990.00         ZZ
                                         360        274,537.86          1
                                       7.000          1,829.52        107
                                       6.750          1,829.52
    MIAMI            FL   33165          1            06/10/03         23
    0417185204                           05           08/01/03          0
    0417185204                           O            07/01/33
    0


    8782809          E22/G01             F          247,200.00         ZZ
                                         360        246,875.51          1
                                       8.125          1,835.45        103
                                       7.875          1,835.45
    DREXEL HILL      PA   19026          2            06/05/03         23
    0417195526                           05           08/01/03          0
    0417195526                           O            07/01/33
    0


    8782851          E22/G01             F          169,700.00         ZZ
                                         360        169,414.04          1
                                       6.875          1,114.81        103
                                       6.625          1,114.81
    BEND             OR   97702          1            06/03/03         23
    0417253820                           03           08/01/03          0
    0417253820                           O            07/01/33
    0


    8782879          E22/G01             F          307,950.00         ZZ
                                         360        307,349.85          1
                                       6.125          1,871.14        104
                                       5.875          1,871.14
    CHESAPEAKE       VA   23322          1            06/10/03         23
    0417265485                           05           08/01/03          0
    0417265485                           O            07/01/33
    0


    8782955          E22/G01             F          149,350.00         ZZ
                                         360        149,127.62          1
                                       7.500          1,044.28        103
                                       7.250          1,044.28
    WASILLA          AK   99654          1            06/05/03         23
    0417361938                           05           08/01/03          0
    0417361938                           O            07/01/33
    0
1




    8783211          E22/G01             F           42,750.00         ZZ
                                         360         42,690.96          1
                                       7.875            309.97         95
                                       7.625            309.97
    BALTIMORE        MD   21215          1            06/10/03         23
    0416814481                           05           08/01/03          0
    0416814481                           N            07/01/33
    0


    8783269          E22/G01             F          106,920.00         ZZ
                                         360        106,739.83          1
                                       6.875            702.39         99
                                       6.625            702.39
    DULUTH           MN   55806          1            06/10/03         23
    0416595072                           05           08/01/03          0
    0416595072                           O            07/01/33
    0


    8785247          U05/G01             F          169,000.00         ZZ
                                         360        167,997.58          1
                                       7.000          1,124.36        103
                                       6.750          1,124.36
    MEDFORD          OR   97501          1            06/05/03         23
    0436039218                           05           08/01/03          0
    3364740                              O            07/01/33
    0


    8785429          M45/G01             F          134,820.00         ZZ
                                         360        134,328.48          1
                                       6.500            852.16        107
                                       6.250            852.16
    FAIRFAX          VA   22031          1            04/28/03         23
    0435965629                           01           06/01/03          0
    A0441372                             O            05/01/33
    0


    8785457          W39/G01             F           82,000.00         ZZ
                                         360         81,861.83          1
                                       6.875            538.68        106
                                       6.625            538.68
    SARALAND         AL   36571          1            06/11/03         23
    0436036917                           05           08/01/03          0
    LA033007                             O            07/01/33
    0
1




    8785693          K15/G01             F          169,900.00         ZZ
                                         360        169,447.98          1
                                       8.000          1,246.67        103
                                       7.750          1,246.67
    LAS VEGAS        NV   89108          5            05/22/03         23
    0435961560                           05           07/01/03          0
    022005516157                         O            06/01/33
    0


    8785733          X21/G01             F           83,900.00         ZZ
                                         360         83,692.48          1
                                       7.000            558.19        100
                                       6.750            558.19
    CHANDLER         AZ   85225          1            05/23/03         23
    0435970637                           09           07/01/03          0
    708026                               O            06/01/33
    0


    8785947          624/G01             F          215,000.00         ZZ
                                         360        214,637.71          1
                                       6.875          1,412.40        100
                                       6.625          1,412.40
    LEMOORE          CA   93245          1            06/03/03         23
    0436047419                           05           08/01/03          0
    1000033692                           O            07/01/33
    0


    8785955          W17/G01             F           72,270.00         ZZ
                                         360         71,972.03          1
                                       8.000            530.29         99
                                       7.750            530.29
    PEMBROKE PINES   FL   33025          1            06/06/03         23
    0436028534                           01           08/01/03          0
    030533                               O            07/01/33
    0


    8786011          940/G01             F           70,205.00         ZZ
                                         360         70,035.58          1
                                       7.125            472.98         95
                                       6.875            472.98
    VICTORVILLE      CA   92392          1            05/27/03         23
    0436042881                           05           07/01/03          0
    24030099                             N            06/01/33
    0
1




    8786051          G75/G01             F          361,500.00         ZZ
                                         360        360,537.86          1
                                       6.625          2,314.73        103
                                       6.375          2,314.73
    WOODBRIDGE       VA   22193          1            05/29/03         23
    0435968656                           09           07/01/03          0
    05140253                             O            06/01/33
    0


    8786091          M45/G01             F           89,000.00         ZZ
                                         360         88,819.62          1
                                       8.000            653.06        103
                                       7.750            653.06
    ONTARIO          OH   44906          1            05/14/03         23
    0435997259                           05           07/01/03          0
    A0450394                             O            06/01/33
    0


    8786099          W94/G01             F          268,300.00         ZZ
                                         360        267,759.44          1
                                       6.500          1,695.84        104
                                       6.250          1,695.84
    LOOMIS           CA   95650          1            06/05/03         23
    0436037741                           05           08/01/03          0
    111545301                            O            07/01/33
    0


    8786113          A06/G01             F          199,800.00         ZZ
                                         360        199,544.30          1
                                       8.250          1,501.04         99
                                       8.000          1,501.04
    LAKE ORION       MI   48362          5            06/03/03         23
    0435963608                           05           08/01/03          0
    021000020308817                      O            07/01/33
    0


    8786115          U85/G01             F           89,595.00         ZZ
                                         360         89,417.99          2
                                       8.125            665.24         99
                                       7.875            665.24
    MILWAUKEE        WI   53225          1            06/02/03         00
    0435964556                           05           07/02/03          0
    1                                    O            06/02/33
    0
1




    8786131          N67/G01             F           94,150.00         ZZ
                                         360         93,911.34          1
                                       6.875            618.50        107
                                       6.625            618.50
    TOLEDO           OH   43609          2            05/30/03         23
    0436034631                           05           07/01/03          0
    3262006036                           O            06/01/33
    0


    8786177          588/G01             F          203,050.00         ZZ
                                         360        201,265.89          1
                                       6.750          1,316.98        107
                                       6.500          1,316.98
    GERMANTOWN       MD   20874          1            05/30/03         23
    0435955059                           09           07/01/03          0
    1095172                              O            06/01/33
    0


    8786181          Q64/G01             F           77,400.00         ZZ
                                         180         77,230.85          1
                                       7.625            547.84         95
                                       7.375            547.84
    NORFOLK          VA   23503          1            05/30/03         23
    0435969944                           05           07/01/03          0
    0106856206                           N            06/01/18
    0


    8786251          X82/G01             F          344,600.00         ZZ
                                         360        343,768.38          1
                                       7.125          2,321.63        103
                                       6.875          2,321.63
    WOODBRIDGE       VA   22193          1            06/05/03         23
    0435968581                           05           07/01/03          0
    860809                               O            06/01/33
    0


    8786295          X67/G01             F          203,300.00         ZZ
                                         360        202,821.35          1
                                       7.250          1,386.86        107
                                       7.000          1,386.86
    MASSILLON        OH   44646          5            05/19/03         23
    0436031173                           05           07/01/03          0
    00241903                             O            06/01/33
    0
1




    8786311          R56/G01             F          140,000.00         ZZ
                                         360        139,678.43          1
                                       7.375            966.95        107
                                       7.125            966.95
    MESA             AZ   85201          2            05/21/03         23
    0436037139                           05           07/01/03          0
    03156461AZ                           O            06/01/33
    0


    8786431          X83/G01             F          116,460.00         ZZ
                                         360        116,004.93          1
                                       6.740            754.58        105
                                       6.490            754.58
    EAST LANSING     MI   48825          1            06/06/03         23
    0436036859                           05           07/06/03          0
    8400790                              O            06/06/33
    0


    8786437          J95/G01             F          177,000.00         ZZ
                                         360        176,540.25          1
                                       6.750          1,148.02        103
                                       6.500          1,148.02
    SANTA FE         NM   87507          1            05/30/03         23
    0435975487                           05           07/01/03          0
    0043141860                           O            06/01/33
    0


    8786579          737/G01             F          236,000.00         ZZ
                                         360        235,630.67          1
                                       7.250          1,609.94        100
                                       7.000          1,609.94
    SCOTTSDALE       AZ   85255          1            06/02/03         23
    0435996244                           01           08/01/03          0
    6016549                              O            07/01/33
    0


    8786581          B28/G01             F          227,150.00         ZZ
                                         360        226,559.95          1
                                       6.750          1,473.30        104
                                       6.500          1,473.30
    MORRISON         CO   80465          1            05/29/03         23
    0435995477                           05           07/01/03          0
    18500037                             O            06/01/33
    0
1




    8786589          X91/G01             F          311,500.00         ZZ
                                         360        311,024.50          1
                                       7.375          2,151.45        103
                                       7.125          2,151.45
    KAPOLEI          HI   96707          1            05/30/03         23
    0436028849                           03           08/01/03          0
    806328                               O            07/01/33
    0


    8786663          M27/G01             F          155,500.00         ZZ
                                         360        155,151.62          1
                                       7.500          1,087.28        103
                                       7.250          1,087.28
    GREENVILLE       SC   29617          5            05/30/03         23
    0436014708                           03           07/01/03          0
    0100054263                           O            06/01/33
    0


    8786699          P27/G01             F          101,650.00         ZZ
                                         360        101,482.87          1
                                       7.000            676.28        107
                                       6.750            676.28
    MESA             AZ   85205          5            06/02/03         23
    0435968565                           05           08/01/03          0
    2105001908                           O            07/01/33
    0


    8786731          X91/G01             F          108,700.00         ZZ
                                         360        108,449.24          1
                                       7.875            788.15         95
                                       7.625            788.15
    PEARL CITY       HI   96782          2            05/31/03         23
    0436021851                           01           08/01/03          0
    805319                               O            07/01/33
    0


    8786735          G34/G01             F          172,900.00         ZZ
                                         360        172,512.65          1
                                       7.500          1,208.94         95
                                       7.250          1,208.94
    LAS VEGAS        NV   89117          1            05/26/03         23
    0436035745                           03           07/01/03          0
    77301256                             N            06/01/33
    0
1




    8786739          964/G01             F          206,000.00         ZZ
                                         360        205,632.50          1
                                       8.625          1,602.25        103
                                       8.375          1,602.25
    LAS VEGAS        NV   89074          5            05/20/03         23
    0435964051                           05           07/01/03          0
    404780                               O            06/01/33
    0


    8786745          964/G01             F          139,000.00         ZZ
                                         360        138,647.66          1
                                       6.875            913.13        106
                                       6.625            913.13
    SPRINGFIELD      OR   97477          1            05/21/03         23
    0435995238                           05           07/01/03          0
    416159                               O            06/01/33
    0


    8786751          964/G01             F          154,300.00         ZZ
                                         360        154,002.81          1
                                       8.250          1,159.20        103
                                       8.000          1,159.20
    FERNLEY          NV   89408          1            05/22/03         23
    0435965215                           03           07/01/03          0
    414757                               O            06/01/33
    0


    8786773          R56/G01             F          165,000.00         ZZ
                                         360        164,621.03          1
                                       7.375          1,139.61        107
                                       7.125          1,139.61
    BAKERSFIELD      CA   93312          5            05/16/03         23
    0436048177                           05           07/01/03          0
    03155831CA                           O            06/01/33
    0


    8786823          408/G01             F          156,816.00         ZZ
                                         360        156,455.81          1
                                       7.375          1,083.09         99
                                       7.125          1,083.09
    KANSAS CITY      MO   64157          1            05/29/03         23
    0436035315                           03           07/01/03          0
    703034235                            O            06/01/33
    0
1




    8787343          P57/G01             F          197,153.00         ZZ
                                         180        196,581.58          1
                                       6.740          1,277.43        103
                                       6.490          1,277.43
    MACOMB           MI   48044          1            06/04/03         23
    0436012900                           05           07/04/03          0
    02101481                             O            06/04/18
    0


    8787425          J95/G01             F           68,000.00         ZZ
                                         360         67,862.20          1
                                       8.000            498.96        100
                                       7.750            498.96
    SPARTANBURG      SC   29306          1            05/27/03         23
    0435956511                           05           07/01/03          0
    00042905257                          O            06/01/33
    0


    8787431          808/G01             F          193,640.00         ZZ
                                         360        193,064.93          1
                                       8.250          1,454.76        103
                                       8.000          1,454.76
    RIVERSIDE        CA   92504          5            05/29/03         23
    0435972963                           05           07/01/03          0
    9506955                              O            06/01/33
    0


    8787441          X78/G01             F          110,200.00         ZZ
                                         360        109,989.59          1
                                       6.750            714.76        107
                                       6.500            714.76
    SAVANNAH         GA   31419          2            06/06/03         23
    0436017396                           05           08/01/03          0
    990439                               O            07/01/33
    0


    8787457          624/G01             F          107,635.00         ZZ
                                         360        107,497.25          1
                                       8.250            808.63        103
                                       8.000            808.63
    STERLINGTON      LA   71280          1            06/04/03         23
    0435995840                           05           08/01/03          0
    10000035105                          O            07/01/33
    0
1




    8787473          W40/G01             F          148,320.00         ZZ
                                         360        148,034.31          1
                                       8.250          1,114.28        103
                                       8.000          1,114.28
    WARREN           MI   48091          2            05/31/03         23
    0436013718                           05           07/01/03          0
    101021545                            O            06/01/33
    0


    8787505          K15/G01             F          129,500.00         ZZ
                                         360        129,216.62          1
                                       7.625            916.59         99
                                       7.375            916.59
    HENDERSON        NV   89015          5            05/27/03         23
    0435967609                           05           07/01/03          0
    0022005516354                        O            06/01/33
    0


    8787535          E22/G01             F           78,850.00         ZZ
                                         360         78,695.87          1
                                       7.625            558.10         95
                                       7.375            558.10
    NEW CASTLE       DE   19720          1            06/11/03         23
    0417036845                           09           08/01/03          0
    0417036845                           N            07/01/33
    0


    8787541          E22/G01             F           80,250.00         ZZ
                                         360         80,118.05          1
                                       7.000            533.91        107
                                       6.750            533.91
    DECATUR          AL   35601          5            06/06/03         23
    0416999548                           05           08/01/03          0
    0416999548                           O            07/01/33
    0


    8787543          T23/G01             F          130,810.00         ZZ
                                         360        130,572.84          1
                                       6.500            826.81        103
                                       6.250            826.81
    CINCINNATI       OH   45240          1            06/06/03         23
    0436044283                           05           08/01/03          0
    6486                                 O            07/01/33
    0
1




    8787583          K15/G01             F           82,100.00         ZZ
                                         360         81,915.49          1
                                       9.000            660.60        103
                                       8.750            660.60
    ORANGE CITY      FL   32763          5            05/27/03         23
    0435963764                           05           07/01/03          0
    009405509918                         O            06/01/33
    0


    8787647          E22/G01             F          265,700.00         ZZ
                                         360        265,123.08          1
                                       7.750          1,903.51        103
                                       7.500          1,903.51
    ROSEVILLE        CA   95747          5            06/03/03         23
    0417096104                           05           08/01/03          0
    0417096104                           O            07/01/33
    0


    8787677          E22/G01             F           42,750.00         ZZ
                                         360         42,686.36          1
                                       7.500            298.91        107
                                       7.250            298.91
    EUREKA           MO   63025          1            06/10/03         23
    0417146065                           05           08/01/03          0
    0417146065                           O            07/01/33
    0


    8787881          P27/G01             F          400,000.00         ZZ
                                         360        399,374.03          1
                                       7.250          2,728.71        100
                                       7.000          2,728.71
    DADE CITY        FL   33523          5            06/02/03         23
    0435968532                           05           08/01/03          0
    2104778857                           O            07/01/33
    0


    8787967          W40/G01             F          310,300.00         ZZ
                                         360        309,621.96          1
                                       7.625          2,196.28        107
                                       7.375          2,196.28
    TEMPE            AZ   85284          5            05/31/03         23
    0435968052                           03           07/01/03          0
    100021958                            O            06/01/33
    0
1




    8787979          E22/G01             F          150,000.00         ZZ
                                         360        149,812.88          1
                                       8.375          1,140.11        100
                                       8.125          1,140.11
    HOUSTON          TX   77056          1            06/11/03         23
    0417348760                           03           08/01/03          0
    0417348760                           O            07/01/33
    0


    8788051          E22/G01             F          190,000.00         ZZ
                                         360        189,717.10          1
                                       7.500          1,328.51        100
                                       7.250          1,328.51
    HEBER CITY       UT   84032          5            05/30/03         23
    0416961910                           05           08/01/03          0
    0416961910                           O            07/01/33
    0


    8788089          964/G01             F          184,000.00         ZZ
                                         360        183,533.59          1
                                       6.875          1,208.75        107
                                       6.625          1,208.75
    BEAVERTON        OR   97006          5            05/16/03         23
    0435969779                           05           07/01/03          0
    418428                               O            06/01/33
    0


    8788657          964/G01             F          195,550.00         ZZ
                                         360        194,789.76          1
                                       6.875          1,284.63        103
                                       6.625          1,284.63
    FRESNO           CA   93720          1            05/16/03         23
    0435958582                           05           07/01/03          0
    401454                               O            06/01/33
    0


    8788671          642/G01             F          252,530.00         ZZ
                                         360        252,093.94          1
                                       6.750          1,637.90        106
                                       6.500          1,637.90
    FORT WASHINGTON  MD   20744          1            06/11/03         23
    0436028120                           05           08/01/03          0
    05124403                             O            07/01/33
    0
1




    8788701          642/G01             F           91,770.00         ZZ
                                         360         91,633.36          1
                                       7.500            641.67         95
                                       7.250            641.67
    HANOVER          PA   17331          1            06/06/03         23
    0436028211                           05           08/01/03          0
    05219603                             N            07/01/33
    0


    8788733          B57/G01             F          108,150.00         ZZ
                                         360        107,913.68          1
                                       7.625            765.48        101
                                       7.375            765.48
    PETAL            MS   39465          1            05/30/03         23
    0436023402                           05           07/01/03          0
    90000325                             O            06/01/33
    0


    8788753          E57/G01             F          112,000.00         ZZ
                                         360        111,837.36          1
                                       7.625            792.73        100
                                       7.375            792.73
    HESPERIA         CA   92345          1            06/03/03         23
    0436033120                           05           08/01/03          0
    06016818                             O            07/01/33
    0


    8788861          588/G01             F          203,300.00         ZZ
                                         360        202,758.94          1
                                       6.625          1,301.75        107
                                       6.375          1,301.75
    ABINGTON TOWNSH  PA   19038          1            05/29/03         23
    0435980396                           05           07/01/03          0
    1094587                              O            06/01/33
    0


    8788931          964/G01             F          346,550.00         ZZ
                                         360        344,694.13          1
                                       7.500          2,423.13        103
                                       7.250          2,423.13
    CLOVIS           CA   93611          1            05/28/03         23
    0435963707                           03           07/01/03          0
    430133                               O            06/01/33
    0
1




    8788945          964/G01             F          397,000.00         ZZ
                                         360        395,917.48          1
                                       6.500          2,509.31        100
                                       6.250          2,509.31
    PLANO            TX   75093          1            05/14/03         23
    0435958129                           03           07/01/03          0
    425721                               O            06/01/33
    0


    8789103          W35/G01             F          133,750.00         ZZ
                                         360        133,450.35          1
                                       7.500            935.20        107
                                       7.250            935.20
    SPRINGFIELD      OH   45503          2            05/22/03         23
    0436006787                           05           07/01/03          0
    19867                                O            06/01/33
    0


    8789123          X83/G01             F          175,480.00         ZZ
                                         360        175,066.03          1
                                       7.240          1,195.89        107
                                       6.990          1,195.89
    GRAND RAPIDS     MI   49504          1            06/05/03         23
    0436038335                           05           07/05/03          0
    8400776                              O            06/05/33
    0


    8789143          A06/G01             F          177,650.00         ZZ
                                         360        177,404.68          1
                                       7.875          1,288.09        102
                                       7.625          1,288.09
    WESTLAND         MI   48185          5            05/28/03         23
    0435975057                           05           08/01/03          0
    021000020307854                      O            07/01/33
    0


    8789173          T17/G01             F          178,900.00         ZZ
                                         360        178,435.31          1
                                       6.750          1,160.34        100
                                       6.500          1,160.34
    SOUTHFIELD       MI   48075          1            05/30/03         23
    0436041305                           01           07/01/03          0
    0305210002                           O            06/01/33
    0
1




    8789225          E47/G01             F           96,305.00         ZZ
                                         360         96,130.41          1
                                       6.500            608.71        103
                                       6.250            608.71
    SAN ANTONIO      TX   78247          1            06/04/03         23
    0435969571                           03           08/01/03          0
    7362511940                           O            07/01/33
    0


    8789397          X78/G01             F          187,050.00         ZZ
                                         360        186,778.38          1
                                       7.625          1,323.93        100
                                       7.375          1,323.93
    WOODSTOCK        GA   30188          1            06/11/03         23
    0436024418                           05           08/01/03          0
    990462                               O            07/01/33
    0


    8789455          T29/G01             F          162,953.00         ZZ
                                         360        162,559.75          1
                                       7.125          1,097.84        106
                                       6.875          1,097.84
    LEES SUMMIT      MO   64086          1            05/23/03         23
    0436069405                           05           07/01/03          0
    158745                               O            06/01/33
    0


    8789481          253/G01             F          112,350.00         ZZ
                                         360        112,050.99          1
                                       6.625            719.39        107
                                       6.375            719.39
    LEHIGH ACRES     FL   33972          1            05/30/03         23
    0435985379                           05           07/01/03          0
    475579                               O            06/01/33
    0


    8789501          253/G01             F          214,000.00         ZZ
                                         360        213,496.14          1
                                       7.250          1,459.86        102
                                       7.000          1,459.86
    ENGLEWOOD        CO   80110          5            05/15/03         23
    0436015804                           05           07/01/03          0
    472207                               O            06/01/33
    0
1




    8789519          X21/G01             F          231,000.00         ZZ
                                         360        230,414.45          1
                                       6.875          1,517.51        106
                                       6.625          1,517.51
    LARUEL           MD   20707          1            05/23/03         23
    0436108963                           09           07/01/03          0
    708491                               O            06/01/33
    0


    8789629          E87/G01             F          263,680.00         ZZ
                                         360        262,903.65          1
                                       6.500          1,666.64        103
                                       6.250          1,666.64
    CORONA           CA   92883          1            05/16/03         23
    0435987433                           05           07/01/03          0
    70004915                             O            06/01/33
    0


    8789643          W40/G01             F           99,000.00         ZZ
                                         360         98,807.05          1
                                       7.125            666.98         99
                                       6.875            666.98
    PHOENIX          AZ   85035          5            06/06/03         23
    0435982988                           05           08/01/03          0
    100006928                            O            07/01/33
    0


    8789747          P29/G01             F          122,700.00         ZZ
                                         180        122,530.56          1
                                       7.875            889.66         96
                                       7.625            889.66
    WATERLOO         IA   50702          5            06/09/03         23
    0435977897                           05           08/01/03          0
    12101005                             O            07/01/18
    0


    8789773          F89/G01             F          179,500.00         ZZ
                                         360        177,841.72          1
                                       6.750          1,164.23        105
                                       6.500          1,164.23
    POMONA           CA   91766          1            05/20/03         23
    0436008726                           05           07/01/03          0
    30234                                O            06/01/33
    0
1




    8789817          R54/G01             F           74,472.00         ZZ
                                         360         74,321.09          1
                                       8.000            546.45        105
                                       7.750            546.45
    JOPLIN           MO   64804          2            05/05/03         23
    0436037832                           05           07/01/03          0
    2000006343                           O            06/01/33
    0


    8789829          624/G01             F          168,200.00         ZZ
                                         360        167,850.44          1
                                       7.875          1,219.57         99
                                       7.625          1,219.57
    MILLIKEN         CO   80543          1            05/16/03         23
    0435972567                           03           07/01/03          0
    1000033846                           O            06/01/33
    0


    8789917          P01/G01             F          121,500.00         ZZ
                                         360        121,199.45          1
                                       7.000            808.35        106
                                       6.750            808.35
    SOUTH GLENS FAL  NY   12803          1            05/30/03         23
    0436041925                           05           07/01/03          0
    03005129                             O            06/01/33
    0


    8790017          624/G01             F          166,705.00         ZZ
                                         360        166,271.98          1
                                       6.750          1,081.25        102
                                       6.500          1,081.25
    COLORADO SPRING  CO   80920          1            05/22/03         23
    0435996210                           05           07/01/03          0
    1000031352                           O            06/01/33
    0


    8790541          K15/G01             F          176,500.00         ZZ
                                         360        176,052.60          1
                                       6.875          1,159.48         96
                                       6.625          1,159.48
    SPARKS           NV   89434          5            05/23/03         23
    0435974936                           05           07/01/03          0
    022105515959                         O            06/01/33
    0
1




    8790615          588/G01             F          166,450.00         ZZ
                                         360        166,140.34          1
                                       6.375          1,038.43        106
                                       6.125          1,038.43
    STERLING         VA   20164          1            06/06/03         00
    0435975198                           01           08/01/03          0
    1096088                              O            07/01/33
    0


    8790629          588/G01             F          385,200.00         ZZ
                                         360        384,247.22          1
                                       7.000          2,562.75        107
                                       6.750          2,562.75
    ALEXANDRIA       VA   22312          1            05/29/03         23
    0435981279                           09           07/01/03          0
    1090733                              O            06/01/33
    0


    8790899          K15/G01             F           81,300.00         ZZ
                                         360         80,807.40          1
                                       7.500            568.46        103
                                       7.250            568.46
    ABBEVILLE        LA   70510          5            06/03/03         23
    0435971445                           05           08/01/03          0
    000205516200                         O            07/01/33
    0


    8790991          Y10/G01             F          206,403.00         ZZ
                                         360        205,866.86          1
                                       6.750          1,338.73        107
                                       6.500          1,338.73
    LAGUNA NIGUEL    CA   92677          1            06/03/03         23
    0435956057                           01           07/01/03          0
    1863604                              O            06/01/33
    0


    8790993          K15/G01             F           80,300.00         ZZ
                                         360         80,145.32          1
                                       8.250            603.27        103
                                       8.000            603.27
    NEW CARLISLE     OH   45344          2            05/27/03         23
    0435970991                           05           07/01/03          0
    028505508337                         O            06/01/33
    0
1




    8791011          R54/G01             F           93,730.00         ZZ
                                         360         93,538.44          1
                                       9.375            779.60        103
                                       9.125            779.60
    RUSTON           LA   71270          1            04/24/03         23
    0436113674                           05           06/01/03          0
    2000006140                           O            05/01/33
    0


    8791155          964/G01             F           89,300.00         ZZ
                                         360         89,025.69          1
                                       7.375            616.77         95
                                       7.125            616.77
    LAS VEGAS        NV   89117          1            04/11/03         23
    0436114060                           01           06/01/03          0
    390300                               N            05/01/33
    0


    8791275          B43/G01             F          155,400.00         ZZ
                                         360        155,092.98          1
                                       8.125          1,153.84         99
                                       7.875          1,153.84
    PICO RIVERA      CA   90660          1            05/19/03         23
    0435968987                           01           07/01/03          0
    30830                                O            06/01/33
    0


    8791293          W50/G01             F          179,550.00         ZZ
                                         180        179,254.20          2
                                       6.990          1,193.35         95
                                       6.740          1,193.35
    MINNEAPOLIS      MN   55405          1            06/02/03         23
    0436024350                           05           08/01/03          0
    00030719                             N            07/01/18
    0


    8791299          W40/G01             F          135,500.00         ZZ
                                         360        135,266.89          1
                                       6.875            890.14         97
                                       6.625            890.14
    MUSKEGON         MI   49445          5            06/06/03         23
    0436092985                           05           08/01/03          0
    102022880                            O            07/01/33
    0
1




    8791305          W50/G01             F           76,874.00         ZZ
                                         180         76,740.34          1
                                       8.750            604.77         99
                                       8.500            604.77
    REEDSBURG        WI   53959          1            05/30/03         23
    0436024368                           05           07/01/03          0
    00030760                             O            06/01/18
    0


    8791309          Y50/G01             F          146,750.00         ZZ
                                         360        146,331.47          1
                                       7.125            988.68        103
                                       6.875            988.68
    GOODYEAR         AZ   85338          1            05/19/03         23
    0436029383                           03           07/01/03          0
    20032522                             O            06/01/33
    0


    8791351          X67/G01             F          153,500.00         ZZ
                                         360        153,110.90          1
                                       6.875          1,008.39        106
                                       6.625          1,008.39
    LAUGHLIN         NV   89029          5            05/15/03         23
    0436032288                           01           07/01/03          0
    00286111                             O            06/01/33
    0


    8791373          624/G01             F          128,750.00         ZZ
                                         360        128,431.54          1
                                       7.000            856.58        103
                                       6.750            856.58
    HANFORD          CA   93230          1            05/23/03         23
    0435995717                           05           07/01/03          0
    1000031910                           O            06/01/33
    0


    8791381          W40/G01             F          117,668.00         ZZ
                                         360        117,509.89          1
                                       8.375            894.36        102
                                       8.125            894.36
    KALAMAZOO        MI   49006          1            06/10/03         23
    0435978101                           05           08/01/03          0
    102021591                            O            07/01/33
    0
1




    8791385          W40/G01             F          126,000.00         T
                                         360        125,821.57          1
                                       7.750            902.68        105
                                       7.500            902.68
    GOODYEAR         AZ   85338          1            06/02/03         23
    0436047104                           03           08/01/03          0
    100023386                            O            07/01/33
    0


    8791419          J95/G01             F          119,480.00         ZZ
                                         360        119,237.86          1
                                       8.000            876.71        103
                                       7.750            876.71
    ATLANTA          GA   30331          5            05/27/03         23
    0435970017                           05           07/01/03          0
    0043193432                           O            06/01/33
    0


    8791453          M50/G01             F           68,000.00         ZZ
                                         180         67,919.41          1
                                       8.625            528.90        100
                                       8.375            528.90
    DETROIT          MI   48235          1            06/06/03         23
    0436038053                           05           08/01/03          0
    2712359                              O            07/01/18
    0


    8791477          U45/G01             F           74,250.00         ZZ
                                         360         74,156.86          1
                                       8.375            564.35         99
                                       8.125            564.35
    OKLAHOMA CITY    OK   73118          1            06/10/03         23
    0435978358                           05           08/01/03          0
    00203802                             O            07/01/33
    0


    8791487          M50/G01             F           80,000.00         ZZ
                                         180         79,825.18          1
                                       7.625            566.24        100
                                       7.375            566.24
    HOPE MILLS       NC   28348          1            06/03/03         23
    0436061238                           05           07/01/03          0
    1712203                              O            06/01/18
    0
1




    8791491          E22/G01             F           56,650.00         ZZ
                                         360         56,579.33          1
                                       8.375            430.58        103
                                       8.125            430.58
    LOUISVILLE       KY   40203          1            06/12/03         23
    0416561504                           01           08/01/03          0
    0416561504                           O            07/01/33
    0


    8791535          E22/G01             F          150,300.00         ZZ
                                         360        150,103.41          1
                                       8.375          1,142.39        103
                                       8.125          1,142.39
    SANGER           CA   93657          1            06/09/03         23
    0416947000                           05           08/01/03          0
    0416947000                           O            07/01/33
    0


    8791583          M50/G01             F          137,001.00         ZZ
                                         180        136,750.24          1
                                       8.500          1,053.42        100
                                       8.250          1,053.42
    CHICAGO          IL   60652          1            05/30/03         23
    0435982392                           05           07/01/03          0
    2212161                              O            06/01/18
    0


    8791589          E22/G01             F          228,000.00         ZZ
                                         360        227,668.91          2
                                       7.625          1,613.77        100
                                       7.375          1,613.77
    LOS ANGELES      CA   90002          1            06/06/03         23
    0417155140                           05           08/01/03          0
    0417155140                           O            07/01/33
    0


    8791643          M50/G01             F           65,550.00         ZZ
                                         180         65,438.93          1
                                       8.875            521.55         95
                                       8.625            521.55
    MIAMI            FL   33179          1            05/29/03         23
    0436037998                           01           07/01/03          0
    2512075                              O            06/01/18
    0
1




    8791659          E22/G01             F          128,500.00         ZZ
                                         360        128,283.48          1
                                       6.875            844.15        105
                                       6.625            844.15
    HARTVILLE        OH   44632          1            06/12/03         23
    0417285376                           05           08/01/03          0
    0417285376                           O            07/01/33
    0


    8791689          E22/G01             F          154,000.00         ZZ
                                         360        153,726.50          2
                                       6.625            986.08        100
                                       6.375            986.08
    ALBUQUERQUE      NM   87102          1            06/12/03         23
    0417330222                           05           08/01/03          0
    0417330222                           O            07/01/33
    0


    8791693          E22/G01             F          108,230.00         ZZ
                                         360        107,912.41          1
                                       6.375            675.21        107
                                       6.125            675.21
    WYANDOTTE        MI   48192          1            06/12/03         23
    0417332137                           05           08/01/03          0
    0417332137                           O            07/01/33
    0


    8791735          E22/G01             F          318,860.00         ZZ
                                         360        318,281.94          1
                                       6.500          2,015.41        107
                                       6.250          2,015.41
    STATELINE        NV   89449          1            06/06/03         23
    0417410222                           05           08/01/03          0
    0417410222                           O            07/01/33
    0


    8791739          E22/G01             F          190,450.00         ZZ
                                         360        190,121.12          1
                                       6.750          1,235.26        103
                                       6.500          1,235.26
    RENO             NV   89509          1            06/03/03         23
    0417415742                           05           08/01/03          0
    0417415742                           O            07/01/33
    0
1




    8791811          M50/G01             F          180,250.00         ZZ
                                         180        180,036.39          1
                                       8.625          1,401.97        103
                                       8.375          1,401.97
    GREAT FALLS      MT   59401          5            06/05/03         23
    0436037873                           05           08/01/03          0
    4412164                              O            07/01/18
    0


    8791847          W35/G01             F          186,100.00         ZZ
                                         360        185,099.55          1
                                       7.750          1,333.24        107
                                       7.500          1,333.24
    COLORADO SPRING  CO   80918          5            05/22/03         23
    0436011126                           09           07/01/03          0
    20073                                O            06/01/33
    0


    8791955          H76/G01             F          146,250.00         ZZ
                                         360        146,073.22          1
                                       7.875          1,060.42        103
                                       7.625          1,060.42
    BOSTON           NY   14025          5            06/10/03         23
    0435969126                           05           08/01/03          0
    2003490845                           O            07/01/33
    0


    8792093          M45/G01             F          139,000.00         ZZ
                                         360        138,770.50          1
                                       9.000          1,118.43        100
                                       8.750          1,118.43
    TOWNSEND         DE   19734          1            05/16/03         23
    0436017529                           05           07/01/03          0
    A0454863                             O            06/01/33
    0


    8792095          X81/G01             F          121,344.00         ZZ
                                         360        121,085.42          1
                                       7.750            869.32         99
                                       7.500            869.32
    ST MICHAEL       MN   55376          1            05/30/03         23
    0436120554                           09           07/01/03          0
    953317                               O            06/01/33
    0
1




    8792173          X81/G01             F          294,000.00         ZZ
                                         360        293,324.75          1
                                       7.375          2,030.58         99
                                       7.125          2,030.58
    OTSEGO           MN   55330          1            06/03/03         23
    0436099394                           05           07/01/03          0
    953329                               O            06/01/33
    0


    8792211          H76/G01             F          132,500.00         ZZ
                                         360        132,312.36          1
                                       7.750            949.25         99
                                       7.500            949.25
    CROMWELL         CT   06416          5            06/11/03         23
    0435984380                           01           08/01/03          0
    2003490555                           O            07/01/33
    0


    8792215          K15/G01             F          155,400.00         ZZ
                                         360        155,150.72          1
                                       7.125          1,046.96        103
                                       6.875          1,046.96
    DEARBORN         MI   48126          5            06/03/03         23
    0436010409                           05           08/01/03          0
    035005515214                         O            07/01/33
    0


    8792253          H76/G01             F          133,000.00         ZZ
                                         360        132,816.32          1
                                       7.875            964.34         98
                                       7.625            964.35
    HANOVER          PA   17331          5            06/10/03         23
    0435984448                           05           08/01/03          0
    2003493174                           O            07/01/33
    0


    8792307          J95/G01             F           90,400.00         ZZ
                                         360         90,181.81          1
                                       7.125            609.05        100
                                       6.875            609.05
    BARTLETT         TN   38128          1            05/23/03         23
    0435979364                           05           07/01/03          0
    0043254143                           O            06/01/33
    0
1




    8792311          H76/G01             F          126,200.00         ZZ
                                         360        126,002.50          1
                                       7.250            860.91        107
                                       7.000            860.91
    HOLLAND          MI   49423          5            06/10/03         23
    0435983986                           05           08/01/03          0
    2003489072                           O            07/01/33
    0


    8792337          H76/G01             F          115,000.00         ZZ
                                         360        114,841.20          1
                                       7.875            833.83         99
                                       7.625            833.83
    SPRINGFIELD      MO   65810          5            06/10/03         23
    0435995568                           05           08/01/03          0
    2003489257                           O            07/01/33
    0


    8792425          696/G01             F          326,050.00         ZZ
                                         360        325,301.11          1
                                       7.375          2,251.95        104
                                       7.125          2,251.95
    BOYDS            MD   20841          1            05/12/03         23
    0435962071                           09           07/01/03          0
    30403149                             O            06/01/33
    0


    8792637          624/G01             F           85,490.00         ZZ
                                         360         85,333.54          1
                                       8.500            657.34        103
                                       8.250            657.34
    NATCHITOCHES     LA   71457          5            05/21/03         23
    0435996038                           05           07/01/03          0
    1000029007                           O            06/01/33
    0


    8792647          Q46/G01             F          203,300.00         ZZ
                                         360        202,948.94          1
                                       6.750          1,318.60        107
                                       6.500          1,318.60
    NORTH HOLLYWOOD  CA   91602          1            06/02/03         23
    0436048136                           01           08/01/03          0
    10305066                             O            07/01/33
    0
1




    8792683          M45/G01             F          153,000.00         ZZ
                                         360        152,621.54          1
                                       7.000          1,017.92        100
                                       6.750          1,017.92
    EUGENE           OR   97405          1            05/13/03         23
    0436017610                           05           07/01/03          0
    A0462162                             O            06/01/33
    0


    8792767          F64/G01             F           73,100.00         ZZ
                                         360         72,944.21          1
                                       7.750            523.70        103
                                       7.500            523.70
    OAKDALE          PA   15071          1            05/28/03         23
    0435985031                           05           07/01/03          0
    77002905                             O            06/01/33
    0


    8792839          F64/G01             F           92,100.00         ZZ
                                         360         91,906.27          1
                                       8.250            691.92        103
                                       8.000            691.92
    MONROE           LA   71201          1            05/29/03         23
    0435985635                           05           07/01/03          0
    77002920                             O            06/01/33
    0


    8792857          K15/G01             F          160,400.00         ZZ
                                         180        159,340.28          1
                                       6.500          1,397.26        107
                                       6.250          1,397.26
    MARLOW           NH   03456          5            05/28/03         23
    0435986161                           05           08/01/03          0
    033405510050                         O            07/01/18
    0


    8792867          U45/G01             F          142,140.00         ZZ
                                         360        141,962.68          1
                                       8.375          1,080.37        103
                                       8.125          1,080.37
    HENDERSON        NV   89052          1            06/05/03         23
    0436024525                           01           08/01/03          0
    00203725                             O            07/01/33
    0
1




    8793017          K15/G01             F           94,700.00         ZZ
                                         360         94,498.19          1
                                       7.750            678.44        103
                                       7.500            678.44
    ELYRIA           OH   44035          2            05/27/03         23
    0435982004                           05           07/01/03          0
    028705508717                         O            06/01/33
    0


    8793059          U41/G01             F          200,000.00         ZZ
                                         360        199,662.98          1
                                       6.875          1,313.86        100
                                       6.625          1,313.86
    WINNECONNE       WI   54986          1            06/11/03         23
    0436042808                           05           08/01/03          0
    KISLEWSKI5753                        O            07/01/33
    0


    8793065          J95/G01             F          139,400.00         ZZ
                                         360        139,055.18          1
                                       7.000            927.44        100
                                       6.750            927.44
    BOILING SPRINGS  SC   29316          1            05/30/03         23
    0435985007                           05           07/01/03          0
    0043341791                           O            06/01/33
    0


    8793207          F34/G01             F          102,200.00         ZZ
                                         180        101,473.60          1
                                       7.250            932.95         99
                                       7.000            932.95
    MIDLAND          MI   48642          5            06/09/03         23
    0436023055                           05           08/01/03          0
    48305011                             O            07/01/18
    0


    8793355          W94/G01             F          331,700.00         ZZ
                                         360        331,180.92          1
                                       7.250          2,262.78        107
                                       7.000          2,262.78
    SACRAMENTO       CA   95818          1            06/04/03         23
    0436044358                           05           08/01/03          0
    111006301                            O            07/01/33
    0
1




    8793463          808/G01             F          204,750.00         ZZ
                                         360        204,474.31          1
                                       8.000          1,502.38        103
                                       7.750          1,502.38
    MODESTO          CA   95357          1            06/06/03         23
    0436081608                           05           08/01/03          0
    9432140                              O            07/01/33
    0


    8793467          M37/G01             F           83,200.00         ZZ
                                         360         82,989.04          1
                                       6.875            546.56        104
                                       6.625            546.56
    GERING           NE   69341          1            05/30/03         23
    0436043517                           05           07/01/03          0
    613710                               O            06/01/33
    0


    8793555          F89/G01             F           93,000.00         ZZ
                                         360         92,781.06          1
                                       7.250            634.42         95
                                       7.000            634.42
    LAS VEGAS        NV   89122          1            05/12/03         04
    0436032650                           01           07/01/03         30
    21030307                             N            06/01/33
    0


    8793597          G52/G01             F          263,690.00         ZZ
                                         360        263,142.00          1
                                       7.875          1,911.94         98
                                       7.625          1,911.94
    SCOTTSDALE       AZ   85255          5            05/30/03         23
    0436044499                           05           07/01/03          0
    9815007036                           O            06/01/33
    0


    8793753          588/G01             F          240,000.00         ZZ
                                         360        239,564.90          1
                                       6.500          1,516.96        105
                                       6.250          1,516.96
    WILLMINGTON      DE   19810          1            06/06/03         23
    0435982715                           05           08/01/03          0
    1095431                              O            07/01/33
    0
1




    8793763          A06/G01             F           83,430.00         ZZ
                                         360         83,333.63          1
                                       8.750            656.35        103
                                       8.500            656.35
    FLINT            MI   48507          5            05/28/03         23
    0436028450                           05           08/01/03          0
    025000020311157                      O            07/01/33
    0


    8793837          L86/G01             F          185,400.00         ZZ
                                         360        185,130.77          1
                                       7.625          1,312.25        103
                                       7.375          1,312.25
    PANORAMA CITY A  CA   91402          1            05/30/03         23
    0436043616                           01           08/01/03          0
    20514889                             O            07/01/33
    0


    8793863          588/G01             F          210,100.00         ZZ
                                         180        209,743.75          1
                                       8.875          1,671.65        103
                                       8.625          1,671.65
    MANASSAS         VA   20109          1            05/22/03         23
    0436030464                           09           07/01/03          0
    1096786                              O            06/01/18
    0


    8793951          964/G01             F          120,200.00         ZZ
                                         360        120,034.02          1
                                       7.875            871.53        103
                                       7.625            871.53
    BILLINGS         MT   59105          5            05/27/03         23
    0435986120                           05           08/01/03          0
    390729                               O            07/01/33
    0


    8794029          Q64/G01             F          153,900.00         ZZ
                                         360        153,665.06          2
                                       7.375          1,062.95         95
                                       7.125          1,062.95
    SMYRNA           GA   30080          1            06/06/03         23
    0436001028                           05           08/01/03          0
    0107896409                           N            07/01/33
    0
1




    8794043          964/G01             F           77,147.00         ZZ
                                         360         76,936.64          1
                                       6.500            487.62        107
                                       6.250            487.62
    DALLAS           TX   75227          1            05/30/03         23
    0436011605                           05           07/01/03          0
    434941                               O            06/01/33
    0


    8794051          W42/G01             F          195,597.00         ZZ
                                         180        194,970.37          2
                                       8.625          1,521.33        103
                                       8.375          1,521.33
    CHICAGO          IL   60619          1            05/21/03         23
    0436037154                           05           06/21/03          0
    31954588                             O            05/21/18
    0


    8794115          N23/G01             F          133,900.00         ZZ
                                         360        133,667.20          1
                                       8.750          1,053.39        103
                                       8.500          1,053.39
    DOS PALOS        CA   93620          1            05/29/03         23
    0436075592                           05           07/01/03          0
    03030306                             O            06/01/33
    0


    8794159          M45/G01             F          217,000.00         ZZ
                                         360        216,465.44          1
                                       7.250          1,480.32        106
                                       7.000          1,480.32
    MANCHESTER       NH   03109          1            05/16/03         23
    0436017818                           05           07/01/03          0
    A0447789                             O            06/01/33
    0


    8794167          Q14/G01             F           81,500.00         ZZ
                                         360         81,293.40          1
                                       6.875            535.40        100
                                       6.625            535.40
    OMAHA            NE   68104          1            05/15/03         23
    0436007132                           05           07/01/03          0
    0000313294                           O            06/01/33
    0
1




    8794175          M45/G01             F          131,840.00         ZZ
                                         360        131,542.49          1
                                       7.750            944.52        103
                                       7.500            944.52
    LAS VEGAS        NV   89121          1            05/13/03         23
    0436017743                           09           07/01/03          0
    A0444148                             O            06/01/33
    0


    8794217          U35/G01             F          154,500.00         ZZ
                                         360        154,194.74          1
                                       8.125          1,147.16        103
                                       7.875          1,147.16
    FRESNO           CA   93727          1            06/04/03         23
    0436050165                           05           07/01/03          0
    12059692                             O            06/01/33
    0


    8794227          313/G01             F           80,250.00         ZZ
                                         360         77,931.88          1
                                       6.250            494.12        107
                                       6.000            494.12
    COVINGTON        IN   47932          1            06/04/03         23
    0436233654                           05           07/01/03          0
    0009618745                           O            06/01/33
    0


    8794235          N67/G01             F          141,100.00         ZZ
                                         360        140,413.49          1
                                       8.000          1,035.34        103
                                       7.750          1,035.34
    ROCHESTER        NY   14606          5            04/21/03         23
    0436048813                           05           06/01/03          0
    3274008518                           O            05/01/33
    0


    8794537          U19/G01             F          428,000.00         ZZ
                                         360        427,242.69          1
                                       6.625          2,740.53        104
                                       6.375          2,740.53
    SAN DIEGO        CA   92119          1            06/04/03         23
    0436032502                           05           08/01/03          0
    11000988                             O            07/01/33
    0
1




    8794561          X21/G01             F          206,000.00         ZZ
                                         360        205,644.26          1
                                       6.750          1,336.12        103
                                       6.500          1,336.12
    HYATTSVILLE      MD   20782          1            06/09/03         23
    0436003503                           05           08/01/03          0
    707977                               O            07/01/33
    0


    8794619          U19/G01             F          153,010.00         ZZ
                                         360        152,739.26          1
                                       6.625            979.74        107
                                       6.375            979.74
    CHANDLER         AZ   85224          1            06/05/03         23
    0436004329                           05           08/01/03          0
    11000946                             O            07/01/33
    0


    8794729          U42/G01             F           67,000.00         ZZ
                                         360         66,834.28          1
                                       7.000            445.75        100
                                       6.750            445.75
    EAGLE PASS       TX   78852          1            05/20/03         23
    0436023022                           05           07/01/03          0
    49300309                             O            06/01/33
    0


    8794751          642/G01             F          160,500.00         ZZ
                                         360        160,222.85          1
                                       6.750          1,041.00        107
                                       6.500          1,041.00
    PARMA            OH   44134          2            06/06/03         23
    0436028039                           05           08/01/03          0
    05170703                             O            07/01/33
    0


    8794811          642/G01             F           75,000.00         ZZ
                                         360         74,867.30          1
                                       6.625            480.23        106
                                       6.375            480.23
    EAST RIDGE       TN   37412          1            06/04/03         23
    0436034789                           05           08/01/03          0
    05235903                             O            07/01/33
    0
1




    8795147          Q64/G01             F           94,500.00         ZZ
                                         360         94,293.49          1
                                       7.625            668.87        100
                                       7.375            668.87
    NASHVILLE        TN   37206          1            06/02/03         23
    0436001754                           05           07/01/03          0
    0107859704                           O            06/01/33
    0


    8795171          Q64/G01             F           83,150.00         ZZ
                                         360         82,968.30          1
                                       7.625            588.53        105
                                       7.375            588.53
    SAN ANTONIO      TX   78238          1            05/30/03         23
    0436002638                           05           07/01/03          0
    0107765802                           O            06/01/33
    0


    8795211          B57/G01             F          259,500.00         ZZ
                                         360        258,757.46          1
                                       6.250          1,597.79        103
                                       6.000          1,597.79
    RIVERSIDE        CA   92505          1            05/30/03         23
    0436028823                           05           07/01/03          0
    10012012                             O            06/01/33
    0


    8795251          W08/G01             F          144,200.00         ZZ
                                         360        143,995.78          1
                                       7.750          1,033.07        103
                                       7.500          1,033.07
    MIAMI            FL   33055          5            06/11/03         23
    0436042865                           05           08/01/03          0
    032861MG                             O            07/01/33
    0


    8795291          L57/G01             F          177,160.00         ZZ
                                         360        176,920.99          1
                                       7.990          1,298.70        101
                                       7.740          1,298.70
    FORTSON          GA   31808          5            06/10/03         23
    0436066658                           05           08/01/03          0
    2003175                              O            07/01/33
    0
1




    8796109          E22/G01             F          145,500.00         ZZ
                                         360        145,283.36          1
                                       7.500          1,017.36        100
                                       7.250          1,017.36
    LAFAYETTE        OR   97127          1            06/04/03         23
    0416302735                           05           08/01/03          0
    0416302735                           O            07/01/33
    0


    8796127          E22/G01             F          115,000.00         ZZ
                                         360        114,837.15          1
                                       7.750            823.87        100
                                       7.500            823.87
    GARDEN CITY      LA   70340          1            06/13/03         23
    0416589752                           05           08/01/03          0
    0416589752                           O            07/01/33
    0


    8796145          E22/G01             F          157,590.00         ZZ
                                         360        157,408.00          1
                                       8.750          1,239.76        103
                                       8.500          1,239.76
    BAYFIELD         CO   81122          5            06/09/03         23
    0416752897                           05           08/01/03          0
    0416752897                           O            07/01/33
    0


    8796179          E22/G01             F           97,370.00         ZZ
                                         360         97,186.41          1
                                       6.500            615.44        107
                                       6.250            615.44
    GUSTON           KY   40142          2            06/09/03         23
    0416939403                           05           08/01/03          0
    0416939403                           O            07/01/33
    0


    8796365          E22/G01             F          269,500.00         ZZ
                                         360        269,137.13          1
                                       8.000          1,977.50        100
                                       7.750          1,977.50
    SEATTLE          WA   98117          1            06/12/03         23
    0417336328                           05           08/01/03          0
    0417336328                           O            07/01/33
    0
1




    8796373          E22/G01             F           64,200.00         ZZ
                                         360         64,109.08          1
                                       7.750            459.94        107
                                       7.500            459.94
    GADSDEN          AL   35905          5            06/09/03         23
    0417342383                           05           08/01/03          0
    0417342383                           O            07/01/33
    0


    8796385          E22/G01             F           75,181.00         ZZ
                                         360         75,074.52          1
                                       7.750            538.61        103
                                       7.500            538.61
    NEWBERRY         FL   32669          1            06/12/03         23
    0417004538                           05           08/01/03          0
    0417004538                           O            07/01/33
    0


    8796389          E22/G01             F           56,641.00         ZZ
                                         360         56,552.37          1
                                       7.250            386.39         95
                                       7.000            386.39
    LAWTON           OK   73501          1            06/13/03         23
    0417008034                           01           08/01/03          0
    0417008034                           N            07/01/33
    0


    8796395          E22/G01             F          144,300.00         ZZ
                                         360        144,056.84          1
                                       6.875            947.95        107
                                       6.625            947.95
    ALLEN PARK       MI   48101          1            06/13/03         23
    0417083102                           05           08/01/03          0
    0417083102                           O            07/01/33
    0


    8796397          E22/G01             F          136,990.00         ZZ
                                         360        136,823.45          1
                                       8.500          1,053.33        103
                                       8.250          1,053.33
    SPRING HILL      KS   66083          1            06/13/03         23
    0417025558                           05           08/01/03          0
    0417025558                           O            07/01/33
    0
1




    8796441          E22/G01             F           82,297.00         ZZ
                                         360         82,183.35          1
                                       7.875            596.71        103
                                       7.625            596.71
    ATHENS           AL   35611          1            06/13/03         23
    0417146495                           05           08/01/03          0
    0417146495                           O            07/01/33
    0


    8796445          E22/G01             F          176,900.00         ZZ
                                         360        176,673.62          1
                                       8.250          1,328.99        103
                                       8.000          1,328.99
    SEATTLE          WA   98119          1            06/10/03         23
    0417152923                           01           08/01/03          0
    0417152923                           O            07/01/33
    0


    8796447          E22/G01             F          214,500.00         ZZ
                                         360        214,120.45          1
                                       6.625          1,373.47         96
                                       6.375          1,373.47
    BIRMINGHAM       AL   35226          2            06/09/03         23
    0417155975                           03           08/01/03          0
    0417155975                           O            07/01/33
    0


    8796449          E22/G01             F          145,500.00         ZZ
                                         360        145,228.43          1
                                       7.000            968.02        100
                                       6.750            968.02
    LAS VEGAS        NV   89122          2            06/06/03         23
    0417159910                           03           08/01/03          0
    0417159910                           O            07/01/33
    0


    8796481          E22/G01             F          232,300.00         ZZ
                                         360        231,696.89          1
                                       7.500          1,624.28        103
                                       7.250          1,624.28
    BELLFLOWER       CA   90706          1            06/06/03         23
    0417224417                           05           08/01/03          0
    0417224417                           O            07/01/33
    0
1




    8796551          E22/G01             F          128,750.00         ZZ
                                         360        128,589.40          1
                                       8.375            978.59        103
                                       8.125            978.59
    HOUSTON          TX   77083          1            06/13/03         23
    0417306719                           03           08/01/03          0
    0417306719                           O            07/01/33
    0


    8796565          E22/G01             F           72,200.00         ZZ
                                         360         72,089.78          2
                                       7.375            498.67         95
                                       7.125            498.67
    KANSAS CITY      KS   66104          1            06/13/03         23
    0417317385                           05           08/01/03          0
    0417317385                           N            07/01/33
    0


    8796571          E22/G01             F          216,197.00         ZZ
                                         360        215,795.45          1
                                       6.375          1,348.79        103
                                       6.125          1,348.79
    MOUNT PLEASANT   SC   29466          1            06/13/03         23
    0417374303                           03           08/01/03          0
    0417374303                           O            07/01/33
    0


    8796587          E22/G01             F          212,850.00         ZZ
                                         360        212,454.67          1
                                       6.375          1,327.91         99
                                       6.125          1,327.91
    OLIVE BRANCH     MS   38654          1            06/13/03         23
    0417422250                           05           08/01/03          0
    0417422250                           O            07/01/33
    0


    8796599          E22/G01             F           87,205.00         ZZ
                                         360         87,043.03          1
                                       6.375            544.05        107
                                       6.125            544.05
    SAINT PETERSBUR  FL   33713          1            06/13/03         23
    0417435104                           05           08/01/03          0
    0417435104                           O            07/01/33
    0
1




    8796603          E22/G01             F          128,750.00         ZZ
                                         360        128,597.43          1
                                       8.625          1,001.40        103
                                       8.375          1,001.40
    GOODLETTSVILLE   TN   37072          1            06/12/03         23
    0417443991                           05           08/01/03          0
    0417443991                           O            07/01/33
    0


    8796613          E22/G01             F          175,000.00         T
                                         360        174,745.87          1
                                       7.625          1,238.64        100
                                       7.375          1,238.64
    MCKINNEY         TX   75070          1            06/13/03         23
    0417459922                           03           08/01/03          0
    0417459922                           O            07/01/33
    0


    8796635          E22/G01             F          139,050.00         ZZ
                                         360        138,832.39          1
                                       7.250            948.57        103
                                       7.000            948.57
    BOISE            ID   83704          1            06/11/03         23
    0417483674                           05           08/01/03          0
    0417483674                           O            07/01/33
    0


    8796645          E22/G01             F          159,500.00         ZZ
                                         360        157,995.74          1
                                       6.625          1,021.30        100
                                       6.375          1,021.30
    SEDRO WOOLLEY    WA   98284          1            06/06/03         23
    0417512340                           05           08/01/03          0
    0417512340                           O            07/01/33
    0


    8796669          E22/G01             F          155,600.00         ZZ
                                         360        155,317.90          1
                                       6.500            983.50        100
                                       6.250            983.50
    CORVALLIS        OR   97333          1            06/11/03         23
    0417576345                           09           08/01/03          0
    0417576345                           O            07/01/33
    0
1




    8796881          Q78/G01             F          276,700.00         ZZ
                                         360        276,277.61          1
                                       7.375          1,911.10        107
                                       7.125          1,911.10
    BRENTWOOD        MD   20722          1            06/04/03         23
    0436024434                           05           08/01/03          0
    730462                               O            07/01/33
    0


    8796933          964/G01             F          178,000.00         ZZ
                                         360        177,559.72          1
                                       7.000          1,184.24         97
                                       6.750          1,184.24
    YAKIMA           WA   98908          5            05/16/03         23
    0436029185                           05           07/01/03          0
    390979                               O            06/01/33
    0


    8796941          L99/G01             F          142,600.00         ZZ
                                         360        142,074.04          1
                                       7.500            997.08        106
                                       7.250            997.08
    FRANKFORT        KY   40601          1            05/15/03         23
    0436083927                           05           07/01/03          0
    235385                               O            06/01/33
    0


    8796949          Q78/G01             F          115,395.00         ZZ
                                         360        115,209.89          1
                                       7.125            777.44        105
                                       6.875            777.44
    SALISBURY        MD   21804          1            06/05/03         23
    0436024566                           05           08/01/03          0
    730073                               O            07/01/33
    0


    8796967          Q78/G01             F           99,700.00         ZZ
                                         180         99,547.79          1
                                       7.375            688.61        105
                                       7.125            688.61
    SPRING VALLEY    IL   61362          2            06/06/03         23
    0436024640                           05           08/01/03          0
    730603                               O            07/01/18
    0
1




    8796973          W78/G01             F          267,650.00         ZZ
                                         360        267,184.66          1
                                       8.750          2,105.60        103
                                       8.500          2,105.60
    CONROE           TX   77384          1            05/22/03         23
    0436021067                           05           07/01/03          0
    0041003730                           O            06/01/33
    0


    8797017          Q78/G01             F           90,700.00         ZZ
                                         360         90,500.27          1
                                       6.990            602.83        103
                                       6.740            602.83
    OLMSTED FALLS    OH   44138          5            06/10/03         23
    0436024970                           01           08/01/03          0
    730619                               O            07/01/33
    0


    8797309          K15/G01             F          135,500.00         ZZ
                                         360        135,254.35          1
                                       6.500            856.45        103
                                       6.250            856.45
    ONTARIO          NY   14519          1            06/04/03         23
    0436017321                           05           08/01/03          0
    027305513402                         O            07/01/33
    0


    8797319          K15/G01             F          219,900.00         ZZ
                                         360        219,033.43          1
                                       7.500          1,537.57        100
                                       7.250          1,537.57
    VC HIGHLANDS     NV   89521          5            05/27/03         23
    0436018188                           05           07/01/03          0
    022105515610                         O            06/01/33
    0


    8797347          964/G01             F           85,490.00         ZZ
                                         360         85,312.34          1
                                       7.875            619.86        103
                                       7.625            619.86
    CHANDLER         AZ   85225          5            05/16/03         23
    0436035208                           09           07/01/03          0
    407023                               O            06/01/33
    0
1




    8797353          964/G01             F          157,500.00         ZZ
                                         360        157,099.78          1
                                       7.125          1,061.11        100
                                       6.875          1,061.11
    SALEM            OR   97305          1            05/28/03         23
    0436008585                           05           07/01/03          0
    414010                               O            06/01/33
    0


    8797403          964/G01             F           82,250.00         ZZ
                                         360         82,121.29          1
                                       7.250            561.09        100
                                       7.000            561.09
    HOUSTON          TX   77004          1            06/05/03         23
    0435996079                           05           08/01/03          0
    414414                               O            07/01/33
    0


    8797413          964/G01             F          158,000.00         ZZ
                                         360        157,733.76          1
                                       6.875          1,037.95        102
                                       6.625          1,037.95
    CARSON CITY      NV   89705          1            05/30/03         23
    0436029227                           05           08/01/03          0
    411072                               O            07/01/33
    0


    8797471          K15/G01             F          146,500.00         ZZ
                                         360        145,990.04          1
                                       6.875            962.40        107
                                       6.625            962.40
    MILFORD          OH   45150          5            05/27/03         23
    0436027148                           05           07/01/03          0
    028305509143                         O            06/01/33
    0


    8797489          964/G01             F          283,400.00         ZZ
                                         360        281,376.72          1
                                       7.000          1,885.47        103
                                       6.750          1,885.47
    PORTLAND         OR   97202          1            05/21/03         23
    0436006910                           05           07/01/03          0
    400697                               O            06/01/33
    0
1




    8797539          W50/G01             F          144,840.00         ZZ
                                         180        144,644.99          1
                                       8.000          1,062.78        100
                                       7.750          1,062.78
    MINNEAPOLIS      MN   55407          1            06/05/03         23
    0436038699                           05           08/01/03          0
    00030601                             O            07/01/18
    0


    8797559          964/G01             F          268,800.00         ZZ
                                         360        268,438.08          1
                                       8.000          1,972.36        103
                                       7.750          1,972.36
    LYNNWOOD         WA   98037          5            06/02/03         23
    0435995600                           05           08/01/03          0
    385710                               O            07/01/33
    0


    8797585          964/G01             F          236,400.00         ZZ
                                         360        235,955.00          1
                                       7.000          1,572.78        107
                                       6.750          1,572.78
    MCMINNVILLE      OR   97128          5            05/28/03         23
    0435995709                           05           08/01/03          0
    411071                               O            07/01/33
    0


    8797613          K15/G01             F          253,300.00         ZZ
                                         360        252,941.30          1
                                       7.750          1,814.67        103
                                       7.500          1,814.67
    SANTA FE         NM   87505          5            05/30/03         23
    0436019483                           05           08/01/03          0
    033505516616                         O            07/01/33
    0


    8797623          K15/G01             F           92,000.00         ZZ
                                         360         91,803.95          1
                                       7.750            659.10        107
                                       7.500            659.10
    DALLAS           NC   28034          5            05/27/03         23
    0436012678                           05           07/01/03          0
    017305516083                         O            06/01/33
    0
1




    8797629          964/G01             F          209,700.00         ZZ
                                         360        209,193.92          1
                                       7.125          1,412.79        107
                                       6.875          1,412.79
    RENO             NV   89502          2            05/27/03         23
    0436029409                           05           07/01/03          0
    425488                               O            06/01/33
    0


    8797649          964/G01             F           92,000.00         ZZ
                                         360         91,766.81          1
                                       6.875            604.37        105
                                       6.625            604.37
    CORCORAN         CA   93212          1            05/30/03         23
    0436046908                           05           07/01/03          0
    435031                               O            06/01/33
    0


    8797659          Q78/G01             F          156,200.00         ZZ
                                         360        155,919.10          1
                                       7.375          1,078.84        107
                                       7.125          1,078.84
    LINCOLN          NE   68516          5            06/09/03         23
    0436020929                           05           08/01/03          0
    730092                               O            07/01/33
    0


    8797691          940/G01             F          179,150.00         ZZ
                                         360        178,848.12          1
                                       6.875          1,176.89        101
                                       6.625          1,176.89
    SAN BERNARDINO   CA   92407          5            06/09/03         23
    0436030050                           05           08/01/03          0
    40030812                             O            07/01/33
    0


    8798091          147/G01             F          199,000.00         ZZ
                                         360        198,403.68          1
                                       7.500          1,391.44        107
                                       7.250          1,391.44
    MIDLOTHIAN       VA   23112          5            04/22/03         23
    0436036727                           05           06/01/03          0
    10533975                             O            05/01/33
    0
1




    8798093          U77/G01             F          157,590.00         ZZ
                                         360        157,398.39          1
                                       8.500          1,211.73        103
                                       8.250          1,211.73
    FLORENCE         KY   41042          5            06/06/03         23
    0436023048                           05           08/01/03          0
    03060179                             O            07/01/33
    0


    8798213          Y13/G01             F          108,150.00         ZZ
                                         360        108,021.84          1
                                       8.625            841.18        103
                                       8.375            841.18
    HOUSTON          TX   77084          1            06/11/03         23
    0436044671                           03           08/01/03          0
    03529                                O            07/01/33
    0


    8798293          L21/G01             F          140,580.00         ZZ
                                         360        140,343.10          1
                                       6.875            923.52         99
                                       6.625            923.52
    PRESTON          CT   06365          1            06/13/03         23
    0436034664                           05           08/01/03          0
    70303026                             O            07/01/33
    0


    8798335          G51/G01             F          119,400.00         ZZ
                                         360        119,183.98          1
                                       6.625            764.53        104
                                       6.375            764.53
    PUEBLO WEST      CO   81007          1            06/06/03         23
    0435978978                           05           08/01/03          0
    20006606                             O            07/01/33
    0


    8798373          W02/G01             F          220,450.00         ZZ
                                         360        219,971.63          1
                                       7.660          1,565.65        103
                                       7.410          1,565.65
    LOS ANGELES      CA   90042          5            05/27/03         23
    0436300719                           05           07/01/03          0
    1002385795                           O            06/01/33
    0
1




    8798375          W02/G01             F          155,530.00         ZZ
                                         360        155,306.16          1
                                       7.670          1,105.66        103
                                       7.420          1,105.66
    GREENVILLE       SC   29605          5            06/05/03         23
    0436054811                           03           08/01/03          0
    1002466026                           O            07/01/33
    0


    8798413          S64/G01             F           59,740.00         ZZ
                                         360         59,639.33          1
                                       6.875            392.45        103
                                       6.625            392.45
    SOUTH BEND       IN   46615          1            06/10/03         23
    0436065866                           05           08/01/03          0
    03340016                             O            07/01/33
    0


    8798533          S53/G01             F          114,171.75         ZZ
                                         360        114,014.57          1
                                       7.890            829.01         99
                                       7.640            829.01
    JACKSONVILLE     FL   32218          1            06/10/03         23
    0436023030                           03           08/01/03          0
    9847568000                           O            07/01/33
    0


    8798535          G51/G01             F          252,350.00         ZZ
                                         360        251,888.14          1
                                       8.500          1,940.35        103
                                       8.250          1,940.35
    LAKEWOOD         CO   80232          5            05/23/03         00
    0436065809                           05           07/01/03          0
    20005776                             O            06/01/33
    0


    8798771          J95/G01             F           84,700.00         ZZ
                                         360         83,075.74          1
                                       7.625            599.50        106
                                       7.375            599.51
    MIDDLETOWN       PA   17057          1            05/29/03         23
    0436020184                           05           07/01/03          0
    0043223825                           O            06/01/33
    0
1




    8798811          W05/G01             F          156,755.00         ZZ
                                         360        156,503.54          1
                                       7.125          1,056.09        107
                                       6.875          1,056.09
    AURORA           CO   80013          1            06/11/03         23
    0436017990                           01           08/01/03          0
    0000105665                           O            07/01/33
    0


    8798813          253/G01             F          156,692.00         ZZ
                                         360        156,470.08          1
                                       7.750          1,122.57        102
                                       7.500          1,122.57
    WITCHITA         KS   67206          1            06/06/03         23
    0436005193                           03           08/01/03          0
    477607                               O            07/01/33
    0


    8798815          P48/G01             F           98,000.00         ZZ
                                         360         97,850.40          1
                                       7.375            676.86        100
                                       7.125            676.86
    GRANTSVILLE      UT   84029          1            06/12/03         23
    0436005011                           05           08/01/03          0
    12172994                             O            07/01/33
    0


    8798931          M45/G01             F           81,370.00         ZZ
                                         360         81,217.18          1
                                       8.375            618.48        103
                                       8.125            618.48
    COLLINSVILLE     IL   62234          1            05/22/03         23
    0436019749                           05           07/01/03          0
    A0461806                             O            06/01/33
    0


    8799025          W02/G01             F          146,300.00         ZZ
                                         360        146,037.31          1
                                       6.550            929.54         95
                                       6.300            929.54
    CHANDLER         AZ   85249          1            06/04/03         23
    0436032858                           03           08/01/03          0
    1002480513                           N            07/01/33
    0
1




    8799095          W02/G01             F          159,000.00         ZZ
                                         360        158,708.36          1
                                       6.440            998.73        106
                                       6.190            998.73
    SPRING HILL      FL   34606          5            06/09/03         23
    0436032536                           05           08/01/03          0
    1002569763                           O            07/01/33
    0


    8799197          E30/G01             F          272,850.00         ZZ
                                         360        272,433.48          1
                                       7.375          1,884.51        107
                                       7.125          1,884.51
    POWHATAN         VA   23139          5            06/12/03         23
    0436040745                           05           08/01/03          0
    B033031254                           O            07/01/33
    0


    8799203          W02/G01             F           90,950.00         ZZ
                                         360         90,713.73          1
                                       6.750            589.90        107
                                       6.500            589.90
    NICEVILLE        FL   32578          5            05/21/03         23
    0436053409                           05           07/01/03          0
    1002507869                           O            06/01/33
    0


    8799211          W02/G01             F          178,140.00         ZZ
                                         360        177,776.81          1
                                       7.970          1,303.41        102
                                       7.720          1,303.41
    SUN VALLEY       NV   89433          5            05/27/03         23
    0436055255                           05           07/01/03          0
    1002465812                           O            06/01/33
    0


    8799219          W02/G01             F           82,390.00         ZZ
                                         360         82,221.60          1
                                       6.710            532.20        107
                                       6.460            532.20
    OCALA            FL   34472          5            06/10/03         23
    0436053383                           05           08/01/03          0
    1002469244                           O            07/01/33
    0
1




    8799229          M45/G01             F          320,643.00         ZZ
                                         360        319,830.21          1
                                       6.875          2,106.40        103
                                       6.625          2,106.40
    BAINBRIDGE ISLA  WA   98110          1            05/15/03         23
    0436019897                           05           07/01/03          0
    12866953                             O            06/01/33
    0


    8799231          W02/G01             F          144,200.00         ZZ
                                         360        143,893.91          1
                                       7.770          1,035.07        103
                                       7.520          1,035.07
    MECHANICSVILLE   VA   23111          5            05/27/03         23
    0436032494                           05           07/01/03          0
    1002442365                           O            06/01/33
    0


    8799243          W02/G01             F           95,765.00         ZZ
                                         360         95,550.41          1
                                       7.500            669.61        107
                                       7.250            669.61
    JACKSONVILLE     FL   32210          2            05/27/03         23
    0436032544                           05           07/01/03          0
    1002452512                           O            06/01/33
    0


    8799305          W02/G01             F           65,920.00         ZZ
                                         360         65,826.62          1
                                       7.750            472.26        103
                                       7.500            472.26
    CROSSVILLE       TN   38555          5            06/07/03         23
    0436030027                           05           08/01/03          0
    1002194990                           O            07/01/33
    0


    8799333          W02/G01             F           83,430.00         ZZ
                                         360         83,273.52          1
                                       6.460            525.15        103
                                       6.210            525.15
    RACINE           WI   53405          2            06/06/03         23
    0436054498                           05           08/01/03          0
    1002542165                           O            07/01/33
    0
1




    8799337          W02/G01             F          110,800.00         ZZ
                                         360        110,119.66          1
                                       7.500            774.73        103
                                       7.250            774.73
    CAPE CORAL       FL   33904          5            05/23/03         23
    0436032510                           05           07/01/03          0
    1002467908                           O            06/01/33
    0


    8799381          W02/G01             F          136,990.00         ZZ
                                         360        136,779.00          1
                                       7.330            941.96        103
                                       7.080            941.96
    ORLANDO          FL   32818          5            06/05/03         23
    0436029862                           05           08/01/03          0
    1002457314                           O            07/01/33
    0


    8799401          N74/G01             F          158,620.00         ZZ
                                         360        158,306.61          1
                                       8.125          1,177.75        103
                                       7.875          1,177.75
    HIGH POINT       NC   27265          5            06/09/03         23
    0436032841                           03           07/13/03          0
    0032569010                           O            06/13/33
    0


    8799463          W94/G01             F          287,800.00         ZZ
                                         360        286,408.83          1
                                       7.000          1,914.74        107
                                       6.750          1,914.74
    ELK GROVE        CA   95758          1            06/02/03         23
    0436071369                           05           08/01/03          0
    111694701                            O            07/01/33
    0


    8799467          B39/G01             F          237,000.00         ZZ
                                         360        236,688.89          1
                                       8.125          1,759.72        100
                                       7.875          1,759.72
    LONSDALE         MN   55008          1            06/12/03         23
    0436028252                           05           08/01/03          0
    20032584F                            O            07/01/33
    0
1




    8799737          W02/G01             F           90,950.00         ZZ
                                         360         90,785.10          1
                                       6.500            574.87        107
                                       6.250            574.87
    COLE CAMP        MO   65325          5            06/03/03         23
    0436097422                           05           08/01/03          0
    1002339504                           O            07/01/33
    0


    8799789          X21/G01             F          164,800.00         ZZ
                                         360        164,566.61          1
                                       7.750          1,180.65        103
                                       7.500          1,180.65
    BOWIE            MD   20720          1            06/12/03         23
    0436030621                           01           08/01/03          0
    708868                               O            07/01/33
    0


    8799827          E22/G01             F          107,355.00         ZZ
                                         360        107,187.00          1
                                       7.250            732.35        106
                                       7.000            732.35
    SAINT PETERSBUR  FL   33714          1            06/16/03         23
    0417488665                           05           08/01/03          0
    0417488665                           O            07/01/33
    0


    8799841          X21/G01             F          194,740.00         ZZ
                                         360        194,197.89          1
                                       6.875          1,279.31        107
                                       6.625          1,279.31
    DAMASCUS         MD   20872          1            05/29/03         23
    0436030951                           09           07/01/03          0
    708484                               O            06/01/33
    0


    8799857          E22/G01             F          134,000.00         ZZ
                                         360        133,774.21          1
                                       6.875            880.28        107
                                       6.625            880.28
    HENDERSONVILLE   NC   28739          1            06/16/03         23
    0417366960                           05           08/01/03          0
    0417366960                           O            07/01/33
    0
1




    8799873          E22/G01             F          153,450.00         ZZ
                                         360        153,182.38          1
                                       7.750          1,099.33         99
                                       7.500          1,099.33
    SALT LAKE CITY   UT   84106          1            06/10/03         23
    0417375599                           05           08/01/03          0
    0417375599                           O            07/01/33
    0


    8799923          E22/G01             F          178,000.00         ZZ
                                         360        177,700.06          1
                                       6.875          1,169.33        100
                                       6.625          1,169.33
    SAN BERNARDINO   CA   92407          1            06/09/03         23
    0417443884                           05           08/01/03          0
    0417443884                           O            07/01/33
    0


    8799975          E22/G01             F          178,190.00         ZZ
                                         360        177,967.72          1
                                       8.375          1,354.37        103
                                       8.125          1,354.37
    DEERFIELD BEACH  FL   33442          5            06/11/03         23
    0416356236                           09           08/01/03          0
    0416356236                           O            07/01/33
    0


    8799989          E22/G01             F          139,050.00         ZZ
                                         360        138,880.94          1
                                       8.500          1,069.17        103
                                       8.250          1,069.17
    GLENDALE         AZ   85304          5            06/06/03         23
    0416563120                           05           08/01/03          0
    0416563120                           O            07/01/33
    0


    8800043          E22/G01             F          235,400.00         ZZ
                                         360        234,993.51          1
                                       6.750          1,526.80        107
                                       6.500          1,526.80
    CAMAS            WA   98607          5            06/05/03         23
    0416864965                           05           08/01/03          0
    0416864965                           O            07/01/33
    0
1




    8800093          E22/G01             F           54,570.00         ZZ
                                         360         54,471.07          1
                                       6.500            344.92        107
                                       6.250            344.92
    TAYLORVILLE      IL   62568          2            06/10/03         23
    0417012408                           05           08/01/03          0
    0417012408                           O            07/01/33
    0


    8800097          E22/G01             F          205,800.00         ZZ
                                         360        205,549.78          1
                                       8.500          1,582.42        103
                                       8.250          1,582.42
    LIVONIA          MI   48154          1            06/16/03         23
    0417020104                           01           08/01/03          0
    0417020104                           O            07/01/33
    0


    8800223          E22/G01             F          139,050.00         ZZ
                                         360        138,809.88          1
                                       6.750            901.88        103
                                       6.500            901.88
    MIAMI            FL   33175          1            06/16/03         23
    0417111929                           01           08/01/03          0
    0417111929                           O            07/01/33
    0


    8800231          Q78/G01             F          178,190.00         ZZ
                                         360        177,956.08          1
                                       8.125          1,323.06        103
                                       7.875          1,323.06
    KECHI            KS   67067          5            06/04/03         23
    0436017776                           05           08/01/03          0
    729257                               O            07/01/33
    0


    8800233          E22/G01             F           85,000.00         ZZ
                                         360         84,824.47          1
                                       6.625            544.26        100
                                       6.375            544.26
    ALBANY           OR   97321          1            06/12/03         23
    0417130341                           05           08/01/03          0
    0417130341                           O            07/01/33
    0
1




    8800279          Q78/G01             F          123,600.00         ZZ
                                         360        123,445.82          1
                                       8.375            939.45        103
                                       8.125            939.45
    DAYTON           OH   45404          5            06/09/03         23
    0436018097                           05           08/01/03          0
    730064                               O            07/01/33
    0


    8800303          E22/G01             F          326,350.00         ZZ
                                         360        325,839.30          1
                                       7.250          2,226.28        107
                                       7.000          2,226.28
    CORVALLIS        OR   97333          1            06/12/03         23
    0417168911                           03           08/01/03          0
    0417168911                           O            07/01/33
    0


    8800307          W02/G01             F          109,180.00         ZZ
                                         360        108,959.65          1
                                       8.020            802.65        103
                                       7.770            802.65
    LAKELAND         FL   33813          5            05/24/03         23
    0436030001                           05           07/01/03          0
    1002475851                           O            06/01/33
    0


    8800327          E22/G01             F          178,000.00         ZZ
                                         360        177,661.32          1
                                       6.250          1,095.98         96
                                       6.000          1,095.98
    REDMOND          OR   97756          1            06/10/03         23
    0417189040                           03           08/01/03          0
    0417189040                           O            07/01/33
    0


    8800331          Q78/G01             F          135,890.00         ZZ
                                         360        135,692.64          1
                                       7.625            961.83        107
                                       7.375            961.83
    COLUMBUS         OH   43204          5            06/06/03         23
    0436031504                           05           08/01/03          0
    731183                               O            07/01/33
    0
1




    8800385          Q78/G01             F           65,390.00         ZZ
                                         360         65,287.66          1
                                       7.250            446.08        107
                                       7.000            446.08
    CAMPBELLSVILLE   KY   42718          1            06/10/03         23
    0436031298                           05           08/01/03          0
    730851                               O            07/01/33
    0


    8800405          E22/G01             F          337,050.00         ZZ
                                         360        336,495.84          1
                                       7.000          2,242.40        107
                                       6.750          2,242.40
    CONCORD          CA   94518          1            06/06/03         23
    0417337235                           05           08/01/03          0
    0417337235                           O            07/01/33
    0


    8800423          E22/G01             F          218,025.00         ZZ
                                         360        217,666.52          2
                                       7.000          1,450.53         95
                                       6.750          1,450.53
    GARDNERVILLE     NV   89410          1            05/30/03         23
    0417346004                           05           08/01/03          0
    0417346004                           N            07/01/33
    0


    8800433          E22/G01             F           97,200.00         ZZ
                                         360         97,036.23          1
                                       6.875            638.53        106
                                       6.625            638.53
    NEW ORLEANS      LA   70131          1            06/16/03         23
    0417349719                           05           08/01/03          0
    0417349719                           O            07/01/33
    0


    8800465          588/G01             F          214,000.00         ZZ
                                         360        213,639.39          1
                                       6.875          1,405.83        107
                                       6.625          1,405.83
    ESOPUS TOWN      NY   12466          1            06/04/03         00
    0436030662                           01           08/01/03          0
    1094062                              O            07/01/33
    0
1




    8800581          U05/G01             F          119,900.00         ZZ
                                         360        119,596.07          1
                                       6.875            787.66        100
                                       6.625            787.66
    BRANDON          FL   33511          1            05/29/03         23
    0436012249                           03           07/01/03          0
    3356559                              O            06/01/33
    0


    8800587          E22/G01             F          129,470.00         ZZ
                                         360        129,291.21          1
                                       7.875            938.75        107
                                       7.625            938.75
    LOUISVILLE       KY   40214          5            06/11/03         23
    0417257375                           05           08/01/03          0
    0417257375                           O            07/01/33
    0


    8800635          E22/G01             F          187,500.00         ZZ
                                         360        187,227.73          1
                                       7.625          1,327.11        100
                                       7.375          1,327.11
    HOUSTON          TX   77018          1            06/16/03         23
    0417272077                           05           08/01/03          0
    0417272077                           O            07/01/33
    0


    8800939          E57/G01             F          159,650.00         ZZ
                                         360        159,326.47          1
                                       8.000          1,171.46        103
                                       7.750          1,171.46
    LAUREL           MD   20708          5            05/29/03         23
    0436047344                           01           07/01/03          0
    16001256                             O            06/01/33
    0


    8800943          W02/G01             F           95,687.00         ZZ
                                         360         95,348.52          1
                                       7.625            677.27        103
                                       7.375            677.27
    NEW PALESTINE    IN   46163          1            05/28/03         23
    0436075485                           05           06/28/03          0
    1002509261                           O            05/28/33
    0
1




    8801211          W02/G01             F          196,700.00         ZZ
                                         360        196,404.76          1
                                       7.460          1,369.98        103
                                       7.210          1,369.98
    TALLAHASSEE      FL   32317          5            06/08/03         23
    0436032452                           05           08/01/03          0
    1002465680                           O            07/01/33
    0


    8801219          P27/G01             F           91,080.00         ZZ
                                         360         90,937.47          1
                                       7.250            621.33         99
                                       7.000            621.33
    LAKE WALES       FL   33898          1            06/12/03         23
    0436025522                           05           08/01/03          0
    7703083602                           O            07/01/33
    0


    8801227          F34/G01             F          214,750.00         ZZ
                                         360        214,460.86          1
                                       8.000          1,575.76        103
                                       7.750          1,575.76
    LEESBURG         VA   20176          1            06/12/03         23
    0436034474                           09           08/01/03          0
    13305005                             O            07/01/33
    0


    8801243          W02/G01             F          153,010.00         ZZ
                                         360        152,609.43          1
                                       6.710            988.36        107
                                       6.460            988.36
    VENICE           FL   33429          5            05/27/03         23
    0436055438                           05           07/01/03          0
    1002474293                           O            06/01/33
    0


    8801267          W02/G01             F          218,815.00         ZZ
                                         360        218,491.79          1
                                       7.540          1,535.99        105
                                       7.290          1,535.99
    CHESAPEAKE       VA   23322          5            06/05/03         23
    0436029821                           05           08/01/03          0
    1002420709                           O            07/01/33
    0
1




    8801285          W02/G01             F          103,000.00         ZZ
                                         360        102,772.85          1
                                       7.580            725.85        103
                                       7.330            725.85
    OAK RIDGE        TN   37830          5            05/27/03         23
    0436029573                           05           07/01/03          0
    1002497021                           O            06/01/33
    0


    8801359          964/G01             F          253,000.00         ZZ
                                         360        252,543.56          1
                                       7.125          1,704.51         98
                                       6.875          1,704.51
    ANTELOPE         CA   95843          5            06/03/03         23
    0436046668                           05           08/01/03          0
    430714                               O            07/01/33
    0


    8801391          967/G01             F          140,000.00         ZZ
                                         360        139,769.55          1
                                       7.000            931.42        100
                                       6.750            931.42
    CHANDLER         AZ   85225          5            06/03/03         23
    0436217491                           05           08/01/03          0
    6706345                              O            07/01/33
    0


    8801417          U05/G01             F           69,350.00         ZZ
                                         360         69,244.14          1
                                       7.375            478.98         95
                                       7.125            478.98
    VALE             OR   97918          1            06/10/03         23
    0436024442                           05           08/01/03          0
    3375770                              O            07/01/33
    0


    8801579          313/G01             F           93,400.00         ZZ
                                         360         93,168.88          1
                                       7.000            621.40        107
                                       6.750            621.40
    REDMOND          OR   97756          1            05/29/03         23
    0435995311                           05           07/01/03          0
    0009593831                           O            06/01/33
    0
1




    8801687          L20/G01             F          183,700.00         ZZ
                                         360        183,390.45          1
                                       6.875          1,206.78        100
                                       6.625          1,206.78
    MERIDIAN         ID   83642          1            06/12/03         23
    0436048839                           05           08/01/03          0
    1151121592                           O            07/01/33
    0


    8801753          W78/G01             F          144,200.00         ZZ
                                         360        143,362.28          1
                                       8.750          1,134.42        103
                                       8.500          1,134.42
    ROSWELL          GA   30076          5            05/29/03         23
    0436018451                           09           08/01/03          0
    0041179402                           O            07/01/33
    0


    8801767          X81/G01             F          169,955.00         ZZ
                                         360        169,726.16          2
                                       8.000          1,247.07         95
                                       7.750          1,247.07
    MINNEAPOLIS      MN   55413          1            06/04/03         23
    0436104319                           05           08/01/03          0
    953330                               O            07/01/33
    0


    8801815          W78/G01             F          132,900.00         ZZ
                                         360        132,602.25          1
                                       7.500            929.26        100
                                       7.250            929.26
    LOGANVILLE       GA   30052          1            05/30/03         23
    0436020234                           05           07/01/03          0
    0041200135                           O            06/01/33
    0


    8801829          U35/G01             F          133,900.00         ZZ
                                         360        133,728.64          1
                                       8.250          1,005.95        103
                                       8.000          1,005.95
    SOUTH HOLLAND    IL   60473          1            06/06/03         23
    0436049803                           05           08/01/03          0
    12063624                             O            07/01/33
    0
1




    8801835          W78/G01             F           95,000.00         ZZ
                                         360         94,797.55          1
                                       7.750            680.59        106
                                       7.500            680.59
    GAINESVILLE      GA   30504          2            05/30/03         23
    0436031355                           01           07/01/03          0
    0041209880                           O            06/01/33
    0


    8801845          U35/G01             F           85,500.00         ZZ
                                         360         85,375.85          1
                                       7.625            605.16         95
                                       7.375            605.16
    MENOMONIE        WI   54751          1            06/06/03         23
    0436050082                           05           08/01/03          0
    12083341                             O            07/01/33
    0


    8801899          B28/G01             F          135,000.00         ZZ
                                         360        134,778.03          1
                                       7.000            898.16        100
                                       6.750            898.16
    HANOVER PARK     IL   60133          1            06/10/03         23
    0436024244                           05           08/01/03          0
    12500030                             O            07/01/33
    0


    8801913          K15/G01             F           85,500.00         ZZ
                                         360         85,303.62          1
                                       7.375            590.53         95
                                       7.125            590.53
    CRESTON          OH   44217          1            05/13/03         23
    0436027064                           05           07/01/03          0
    048500117538                         N            06/01/33
    0


    8801923          A01/G01             F          287,500.00         ZZ
                                         360        287,003.55          1
                                       6.750          1,864.72        103
                                       6.500          1,864.72
    NEWARK           CA   94560          1            06/09/03         23
    0436060479                           01           08/01/03          0
    DOUGLASS                             O            07/01/33
    0
1




    8802319          H76/G01             F          102,500.00         ZZ
                                         360        102,157.14          1
                                       7.875            743.20        102
                                       7.625            743.20
    FAYETTEVILLE     NC   28314          5            06/10/03         23
    0436030993                           05           08/01/03          0
    2003486867                           O            07/01/33
    0


    8802413          K15/G01             F          139,000.00         ZZ
                                         360        138,711.13          1
                                       7.875          1,007.85        103
                                       7.625          1,007.85
    TUCSON           AZ   85730          5            05/23/03         23
    0436024582                           05           07/01/03          0
    031405509381                         O            06/01/33
    0


    8802429          B28/G01             F          110,000.00         ZZ
                                         360        109,631.46          1
                                       7.375            759.75        100
                                       7.125            759.75
    GRAND ISLAND     NE   68801          1            06/10/03         23
    0436024046                           05           08/01/03          0
    16600413                             O            07/01/33
    0


    8802925          U66/G01             F          180,000.00         ZZ
                                         360        179,725.22          1
                                       7.375          1,243.22        100
                                       7.125          1,243.22
    SUGARLAND        TX   77478          1            06/18/03         23
    0436048805                           05           08/01/03          0
    744                                  O            07/01/33
    0


    8803433          W93/G01             F          138,800.00         ZZ
                                         360        138,582.79          1
                                       7.250            946.86        103
                                       7.000            946.86
    TWIN FALLS       ID   83301          1            06/12/03         23
    0436034995                           05           08/01/03          0
    62438268                             O            07/01/33
    0
1




    8803441          W93/G01             F          188,000.00         ZZ
                                         360        187,605.19          1
                                       7.250          1,282.49        100
                                       7.000          1,282.49
    COMPTON          CA   90222          1            06/06/03         23
    0436034938                           05           08/01/03          0
    67464931                             O            07/01/33
    0


    8803443          W93/G01             F          108,070.00         ZZ
                                         360        107,878.77          1
                                       6.625            691.99        107
                                       6.375            691.99
    FILER            ID   83328          5            06/12/03         23
    0436035034                           05           08/01/03          0
    62475508                             O            07/01/33
    0


    8803949          W93/G01             F          238,950.00         ZZ
                                         360        238,527.18          1
                                       6.625          1,530.03        103
                                       6.375          1,530.03
    GRANDA HILLS     CA   91344          1            06/02/03         23
    0436043210                           01           08/01/03          0
    51371657                             O            07/01/33
    0


    8803989          W93/G01             F           68,162.00         ZZ
                                         360         68,049.92          1
                                       7.000            453.49         95
                                       6.750            453.49
    NAMPA            ID   83651          1            05/21/03         23
    0436042451                           05           08/01/03          0
    59467246                             N            07/01/33
    0


    8804001          W93/G01             F          205,975.00         ZZ
                                         360        205,601.57          1
                                       6.500          1,301.91        107
                                       6.250          1,301.91
    CAVE CREEK       AZ   85331          1            06/13/03         23
    0436040695                           03           08/01/03          0
    35474439                             O            07/01/33
    0
1




    8804057          U66/G01             F          166,300.00         ZZ
                                         360        166,081.70          1
                                       8.125          1,234.77         99
                                       7.875          1,234.77
    KATY             TX   77450          1            06/20/03         23
    0436095046                           03           08/01/03          0
    746                                  O            07/01/33
    0


    8805789          W82/G01             F          213,300.00         ZZ
                                         360        213,012.23          1
                                       7.990          1,563.63        102
                                       7.740          1,563.63
    SUMTER           SC   29153          5            06/23/03         23
    0436069611                           05           08/01/03          0
    910004138                            O            07/01/33
    0


    8805817          W93/G01             F           83,500.00         ZZ
                                         360         83,307.80          1
                                       7.375            576.72        100
                                       7.125            576.72
    CASA GRANDE      AZ   85222          1            06/21/03         23
    0436071948                           05           08/01/03          0
    35474861                             O            07/01/33
    0


    8805825          W93/G01             F           96,000.00         ZZ
                                         360         95,830.13          1
                                       6.625            614.70        100
                                       6.375            614.70
    HOMELAND AREA    CA   92548          1            06/12/03         23
    0436087423                           05           08/01/03          0
    67486288                             O            07/01/33
    0


    8805853          W93/G01             F          130,500.00         ZZ
                                         360        130,295.76          1
                                       7.375            901.33        102
                                       7.125            901.33
    EL MIRAGE        AZ   85335          2            06/19/03         23
    0436071526                           03           08/01/03          0
    35474445                             O            07/01/33
    0
1




    8805867          W93/G01             F          227,000.00         ZZ
                                         360        226,578.38          1
                                       6.375          1,416.19        100
                                       6.125          1,416.19
    POMONA           CA   91767          1            06/12/03         23
    0436069546                           09           08/01/03          0
    67464945                             O            07/01/33
    0


    8806485          W82/G01             F          106,000.00         ZZ
                                         360        105,874.39          1
                                       8.625            824.46        103
                                       8.375            824.46
    GREEN BAY        WI   54304          5            06/13/03         23
    0436234553                           05           08/01/03          0
    910004079                            O            07/01/33
    0


    8806523          R68/G01             F          172,525.00         ZZ
                                         360        172,423.14          1
                                       8.625          1,341.88        103
                                       8.375          1,341.88
    LAKE WORTH       FL   33467          1            07/10/03         23
    0436231591                           05           09/01/03          0
    8047524                              O            08/01/33
    0


    8806543          W93/G01             F          228,000.00         ZZ
                                         360        227,586.64          1
                                       6.500          1,441.12        100
                                       6.250          1,441.12
    NORWALK          CA   90650          1            06/10/03         23
    0436113054                           05           08/01/03          0
    67465241                             O            07/01/33
    0


    8806545          W93/G01             F          241,500.00         ZZ
                                         360        240,718.00          1
                                       6.375          1,506.65         95
                                       6.125          1,506.65
    LAS VEGAS        NV   89130          2            06/12/03         23
    0436069306                           05           08/01/03          0
    67465603                             O            07/01/33
    0
1




    8806547          W93/G01             F          148,217.00         ZZ
                                         360        147,948.28          1
                                       6.500            936.84        103
                                       6.250            936.84
    BOISE            ID   83714          1            06/18/03         23
    0436068662                           05           08/01/03          0
    60462707                             O            07/01/33
    0


    8806549          W93/G01             F          139,050.00         ZZ
                                         360        138,399.39          1
                                       6.750            901.88        103
                                       6.500            901.88
    TWIN FALLS       ID   83301          1            06/17/03         23
    0436068506                           03           08/01/03          0
    35474882                             O            07/01/33
    0


    8806625          W93/G01             F           98,739.00         ZZ
                                         360         98,591.98          1
                                       7.500            690.40        103
                                       7.250            690.40
    BOISE            ID   83705          1            06/23/03         23
    0436074454                           05           08/01/03          0
    60462989                             O            07/01/33
    0


    8808079          W93/G01             F          187,250.00         ZZ
                                         360        186,918.66          1
                                       6.625          1,198.99        107
                                       6.375          1,198.99
    MERIDIAN         ID   83642          5            06/23/03         23
    0436098339                           05           08/01/03          0
    60480364                             O            07/01/33
    0


    8808089          W93/G01             F           92,700.00         ZZ
                                         360         92,527.82          1
                                       6.375            578.33        103
                                       6.125            578.33
    HOMEDALE         ID   83628          1            06/25/03         23
    0436100234                           05           08/01/03          0
    59467301                             O            07/01/33
    0
1




    8808117          W93/G01             F          109,250.00         ZZ
                                         360        109,056.69          1
                                       6.625            699.54         95
                                       6.375            699.54
    MERIDIAN         ID   83642          1            06/25/03         23
    0436100069                           05           08/01/03          0
    60480300                             N            07/01/33
    0


    8808121          W93/G01             F          513,800.00         ZZ
                                         360        512,934.22          1
                                       6.875          3,375.30         99
                                       6.625          3,375.30
    CAMARILLO        CA   93010          1            06/25/03         23
    0436099196                           05           08/01/03          0
    25460569                             O            07/01/33
    0


    8808145          U66/G01             F          148,500.00         ZZ
                                         360        148,249.77          1
                                       6.875            975.54         99
                                       6.625            975.54
    TOMBALL          TX   77375          1            06/27/03         23
    0436129720                           05           08/01/03          0
    747                                  O            07/01/33
    0


    8809071          W93/G01             F          133,900.00         ZZ
                                         360        133,728.64          1
                                       8.250          1,005.95        103
                                       8.000          1,005.95
    MESA             AZ   85201          1            06/27/03         23
    0436110308                           05           08/01/03          0
    35490962                             O            07/01/33
    0


    8809077          W93/G01             F          103,500.00         ZZ
                                         360        103,312.37          1
                                       6.500            654.19        102
                                       6.250            654.19
    NAMPA            ID   83687          5            06/25/03         23
    0436112577                           03           08/01/03          0
    59467285                             O            07/01/33
    0
1




    8809081          W93/G01             F          149,350.00         ZZ
                                         360        149,214.98          1
                                       6.500            944.00        103
                                       6.250            944.00
    PHOENIX          AZ   85014          1            07/01/03         23
    0436109938                           05           09/01/03          0
    35490934                             O            08/01/33
    0


    8809083          W93/G01             F          228,100.00         ZZ
                                         360        227,760.38          1
                                       7.500          1,594.91        103
                                       7.250          1,594.91
    CHULA VISTA      CA   91911          1            06/26/03         23
    0436133581                           09           08/01/03          0
    28454427                             O            07/01/33
    0


    8809371          U66/G01             F           92,500.00         ZZ
                                         360         92,384.60          1
                                       8.375            703.07        100
                                       8.125            703.07
    HOUSTON          TX   77083          1            06/18/03         23
    0436174213                           05           08/01/03          0
    743                                  O            07/01/33
    0


    8809411          W93/G01             F           92,800.00         ZZ
                                         360         92,285.66          1
                                       6.250            571.39        105
                                       6.000            571.39
    ALBANY           OR   97321          1            06/23/03         23
    0436119846                           05           08/01/03          0
    81440009                             O            07/01/33
    0


    8809413          W93/G01             F          126,600.00         ZZ
                                         360        126,370.48          1
                                       6.500            800.20        104
                                       6.250            800.20
    ALBANY           OR   97322          1            06/24/03         23
    0436120018                           05           08/01/03          0
    81439958                             O            07/01/33
    0
1




    8809415          W93/G01             F           72,446.00         ZZ
                                         360         72,307.55          1
                                       8.500            557.05        103
                                       8.250            557.05
    SAN LUIS         AZ   85349          1            06/23/03         23
    0436122303                           05           08/01/03          0
    35394734                             O            07/01/33
    0


    8809417          W93/G01             F           65,920.00         ZZ
                                         360         65,819.35          1
                                       7.375            455.30        103
                                       7.125            455.30
    JEROME           ID   83338          1            06/25/03         23
    0436133821                           05           08/01/03          0
    62475538                             O            07/01/33
    0


    8810235          U66/G01             F           52,530.00         ZZ
                                         360         52,498.99          1
                                       8.625            408.57        103
                                       8.375            408.57
    HOUSTON          TX   77078          1            07/09/03         23
    0436175590                           05           09/01/03          0
    757                                  O            08/01/33
    0


    8811187          U66/G01             F          155,200.00         ZZ
                                         360        155,078.93          1
                                       7.250          1,058.74        103
                                       7.000          1,058.74
    RICHMOND         TX   77469          1            07/10/03         23
    0436227755                           05           09/01/03          0
    0737433                              O            08/01/33
    0


    8811659          W93/G01             F          108,465.00         ZZ
                                         360        108,369.30          1
                                       6.625            694.52        104
                                       6.375            694.52
    TWIN FALLS       ID   83301          1            07/01/03         23
    0436164297                           05           09/01/03          0
    62475568                             O            08/01/33
    0
1




    8811683          W93/G01             F          154,000.00         ZZ
                                         360        153,746.79          1
                                       7.000          1,024.57        105
                                       6.750          1,024.57
    AVONDALE         AZ   85323          1            06/23/03         23
    0436165583                           03           08/01/03          0
    35475148                             O            07/01/33
    0


    8811685          W93/G01             F          202,500.00         ZZ
                                         360        201,140.56          1
                                       6.500          1,279.94        104
                                       6.250          1,279.94
    MESA             AZ   85212          1            07/01/03         23
    0436157598                           03           09/01/03          0
    88462594                             O            08/01/33
    0


    8812029          W93/G01             F          193,000.00         ZZ
                                         360        192,821.24          1
                                       6.375          1,204.07        105
                                       6.125          1,204.07
    GILBERT          AZ   85234          5            07/02/03         23
    0436248462                           03           09/01/03          0
    55466489                             O            08/01/33
    0


    8812031          W93/G01             F          259,900.00         ZZ
                                         360        259,462.05          1
                                       6.875          1,707.36        100
                                       6.625          1,707.36
    PORT HUENEME     CA   93041          1            06/26/03         23
    0436150635                           01           08/01/03          0
    25481203                             O            07/01/33
    0


    8812405          W93/G01             F          139,900.00         ZZ
                                         360        139,788.12          1
                                       7.125            942.54        100
                                       6.875            942.54
    CHANDLER         AZ   85225          1            07/01/03         23
    0436221758                           05           09/01/03          0
    88493496                             O            08/01/33
    0
1




    8812407          W93/G01             F          259,000.00         ZZ
                                         360        258,760.11          1
                                       6.375          1,615.83        100
                                       6.125          1,615.83
    LOS ANGELES      CA   90016          1            07/01/03         23
    0436241921                           05           09/01/03          0
    67464926                             O            08/01/33
    0


    8812441          W93/G01             F          122,570.00         ZZ
                                         360        122,329.46          1
                                       8.000            899.38        103
                                       7.750            899.38
    ALBUQUERQUE      NM   87113          1            06/26/03         23
    0436245401                           05           08/01/03          0
    35490544                             O            07/01/33
    0


    8812581          R68/G01             F          173,000.00         ZZ
                                         360        172,858.20          1
                                       7.000          1,150.97        100
                                       6.750          1,150.97
    DANIA BEACH      FL   33312          1            07/23/03         23
    0436326151                           05           09/01/03          0
    8233746                              O            08/01/33
    0


    8813047          W93/G01             F           85,400.00         ZZ
                                         360         85,348.27          1
                                       8.500            656.65        103
                                       8.250            656.65
    ARIZONA CITY     AZ   85223          1            07/07/03         23
    0436225957                           05           09/01/03          0
    35491025                             O            08/01/33
    0


    8813099          W93/G01             F          127,960.00         ZZ
                                         360        127,739.04          1
                                       6.750            829.95        100
                                       6.500            829.95
    NAMPA            ID   83651          1            06/30/03         23
    0436227177                           03           08/01/03          0
    59404490                             O            07/01/33
    0
1




    8813105          W93/G01             F          100,580.00         ZZ
                                         360        100,489.07          1
                                       6.500            635.74        107
                                       6.250            635.74
    BOISE            ID   83705          5            07/02/03         23
    0436220123                           05           09/01/03          0
    60462913                             O            08/01/33
    0


    8813127          W93/G01             F          243,540.00         ZZ
                                         360        243,350.02          1
                                       7.250          1,661.37         99
                                       7.000          1,661.37
    OXNARD           CA   93030          1            07/02/03         23
    0436230908                           01           09/01/03          0
    25481145                             O            08/01/33
    0


    8813169          W93/G01             F          265,000.00         ZZ
                                         360        264,771.84          1
                                       6.750          1,718.79        100
                                       6.500          1,718.79
    WHITTIER         CA   90605          1            06/30/03         23
    0436225130                           05           09/01/03          0
    67486521                             O            08/01/33
    0


    8813175          W93/G01             F          167,000.00         ZZ
                                         360        166,859.70          1
                                       6.875          1,097.07        106
                                       6.625          1,097.07
    POCATELLO        ID   83201          5            07/07/03         23
    0436225908                           05           09/01/03          0
    35475187                             O            08/01/33
    0


    8813213          U66/G01             F          100,700.00         ZZ
                                         360        100,608.97          1
                                       6.500            636.49        105
                                       6.250            636.49
    HOUSTON          TX   77084          1            07/18/03         23
    0436236590                           03           09/01/03          0
    0749506                              O            08/01/33
    0
1




    8813627          R68/G01             F           95,000.00         ZZ
                                         360         94,916.18          1
                                       6.625            608.30         95
                                       6.375            608.30
    NORTH LAUDERDAL  FL   33068          1            07/29/03         23
    0436392518                           07           09/01/03          0
    20031195                             N            08/01/33
    0


    8813695          W82/G01             F          159,650.00         ZZ
                                         360        159,534.45          1
                                       7.625          1,129.99        103
                                       7.375          1,129.99
    CLINTON          MI   49236          2            07/10/03         23
    0436223507                           05           09/01/03          0
    910004255                            O            08/01/33
    0


    8813717          W93/G01             F          205,813.00         ZZ
                                         360        205,617.71          1
                                       6.250          1,267.23        105
                                       6.000          1,267.23
    AURORA           CO   80017          1            07/15/03         23
    0436233571                           05           09/01/03          0
    77490238                             O            08/01/33
    0


    8813745          W93/G01             F          134,000.00         ZZ
                                         360        133,867.40          1
                                       6.625            858.02        100
                                       6.375            858.02
    GLENDALE         AZ   85308          1            07/08/03         23
    0436233522                           03           09/01/03          0
    35490526                             O            08/01/33
    0


    8813751          W93/G01             F          145,200.00         ZZ
                                         360        145,074.98          1
                                       6.750            941.77        104
                                       6.500            941.77
    LEBANON          OR   97355          2            07/09/03         23
    0436235501                           05           09/01/03          0
    81439996                             O            08/01/33
    0
1




    8813789          W93/G01             F          168,199.00         ZZ
                                         360        168,039.41          1
                                       6.250          1,035.63        104
                                       6.000          1,035.63
    CENTRAL POINT    OR   97502          1            07/15/03         23
    0436234991                           05           09/01/03          0
    42479420                             O            08/01/33
    0


    8814051          W93/G01             F          120,000.00         ZZ
                                         360        119,908.69          1
                                       7.375            828.81        100
                                       7.125            828.81
    SAN BERNARDINO   CA   92407          1            07/02/03         23
    0436294607                           05           09/01/03          0
    67486965                             O            08/01/33
    0


    8814209          W93/G01             F          140,500.00         ZZ
                                         360        140,381.96          1
                                       6.875            922.99        104
                                       6.625            922.99
    LAS VEGAS        NV   89101          2            07/08/03         23
    0436234850                           05           09/01/03          0
    67465670                             O            08/01/33
    0


    8814335          U66/G01             F          123,450.00         ZZ
                                         360        123,338.40          1
                                       6.500            780.29        105
                                       6.250            780.29
    HOUSTON          TX   77095          1            07/18/03         23
    0436239966                           03           09/01/03          0
    0749769                              O            08/01/33
    0


    8814385          W93/G01             F           88,600.00         ZZ
                                         360         88,443.22          1
                                       6.625            567.32        100
                                       6.375            567.32
    FRUITLAND        ID   83619          1            06/25/03         23
    0436239818                           05           08/01/03          0
    61447252                             O            07/01/33
    0
1




    8814445          U66/G01             F          108,400.00         ZZ
                                         360        108,321.54          1
                                       7.625            767.25         99
                                       7.375            767.25
    HOUSTON          TX   77082          1            07/23/03         23
    0436239883                           05           09/01/03          0
    766                                  O            08/01/33
    0


    8815481          W93/G01             F          116,000.00         ZZ
                                         360        115,900.12          1
                                       6.750            752.38        100
                                       6.500            752.38
    GLENDALE         AZ   85303          1            07/16/03         23
    0436246649                           05           09/01/03          0
    35491169                             O            08/01/33
    0


    8815483          W93/G01             F          214,000.00         ZZ
                                         360        213,815.75          1
                                       6.750          1,388.00        107
                                       6.500          1,388.00
    SANTEE           CA   92071          1            07/02/03         23
    0436246581                           01           09/01/03          0
    28425322                             O            08/01/33
    0


    8815485          W93/G01             F           83,460.00         ZZ
                                         180         83,187.99          1
                                       6.625            732.78        107
                                       6.375            732.78
    CARLSBAD         NM   88220          1            07/15/03         23
    0436246607                           05           09/01/03          0
    35491387                             O            08/01/18
    0


    8817091          W93/G01             F          143,600.00         ZZ
                                         360        143,463.75          1
                                       6.250            884.17        101
                                       6.000            884.17
    ALBANY           OR   97322          5            07/14/03         23
    0436248983                           05           09/01/03          0
    81440014                             O            08/01/33
    0
1




    8817097          W93/G01             F          126,250.00         ZZ
                                         360        126,141.30          1
                                       6.750            818.86        107
                                       6.500            818.86
    GLENDALE         AZ   85308          2            07/14/03         23
    0436246573                           03           09/01/03          0
    35490941                             O            08/01/33
    0


    8817129          W93/G01             F          188,250.00         ZZ
                                         360        188,079.82          1
                                       6.500          1,189.87         97
                                       6.250          1,189.87
    WEST LINN        OR   97068          5            07/17/03         23
    0436248124                           05           09/01/03          0
    76439836                             O            08/01/33
    0


    8817135          W93/G01             F          279,400.00         ZZ
                                         360        279,141.22          1
                                       6.375          1,743.09        102
                                       6.125          1,743.09
    MERIDIAN         ID   83642          5            07/11/03         23
    0436248413                           05           09/01/03          0
    60480405                             O            08/01/33
    0


    8817137          W93/G01             F           97,850.00         ZZ
                                         360         97,789.18          1
                                       8.375            743.73        103
                                       8.125            743.73
    ST GEORGE        UT   84790          1            07/10/03         00
    0436246706                           09           09/01/03          0
    35473717                             O            08/01/33
    0


    8817139          W93/G01             F           97,090.00         ZZ
                                         360         97,004.34          1
                                       6.625            621.68         95
                                       6.375            621.68
    KUNA             ID   83634          1            07/16/03         23
    0436246672                           03           09/01/03          0
    60480374                             N            08/01/33
    0
1




    8817625          R68/G01             F          116,545.00         ZZ
                                         360        116,545.00          1
                                       6.750            755.91        106
                                       6.500            755.91
    DEERFIELD BEACH  FL   33441          1            08/04/03         23
    0436390645                           01           10/01/03          0
    8268935                              O            09/01/33
    0


    8817825          W93/G01             F          166,250.00         ZZ
                                         360        166,110.32          1
                                       6.875          1,092.15         95
                                       6.625          1,092.15
    NAMPA            ID   83686          1            07/17/03         23
    0436247688                           03           09/01/03          0
    60439185                             N            08/01/33
    0


    8817857          W93/G01             F          133,350.00         ZZ
                                         360        133,264.96          1
                                       8.250          1,001.82        103
                                       8.000          1,001.82
    MESA             AZ   85207          1            07/21/03         23
    0436247878                           03           09/01/03          0
    35491796                             O            08/01/33
    0


    8818693          U66/G01             F          158,600.00         ZZ
                                         360        158,488.06          1
                                       7.750          1,136.23        103
                                       7.500          1,136.23
    SUGAR LAND       TX   77478          2            07/25/03         23
    0436272447                           03           09/01/03          0
    770                                  O            08/01/33
    0


    8820103          P90/G01             F          163,500.00         ZZ
                                         360        163,355.75          1
                                       6.625          1,046.91        107
                                       6.375          1,046.91
    VALLEY PARK      MO   63088          2            07/25/03         23
    0436252928                           05           09/01/03          0
    959994                               O            08/01/33
    0
1




    8820133          U66/G01             F           69,000.00         ZZ
                                         360         68,962.31          1
                                       9.000            555.19        100
                                       8.750            555.19
    HOUSTON          TX   77087          1            07/31/03         23
    0436288872                           05           09/01/03          0
    0756037                              O            08/01/33
    0


    8820577          W93/G01             F          150,600.00         ZZ
                                         360        150,460.51          1
                                       6.375            939.55        103
                                       6.125            939.55
    BOISE            ID   83714          1            07/22/03         23
    0436275424                           03           09/01/03          0
    60480513                             O            08/01/33
    0


    8821025          U66/G01             F          119,350.00         ZZ
                                         360        119,283.09          1
                                       8.875            949.60        103
                                       8.625            949.60
    HOUSTON          TX   77047          1            07/31/03         23
    0436279632                           03           09/01/03          0
    774                                  O            08/01/33
    0


    8821263          R68/G01             F          133,014.00         ZZ
                                         360        133,014.00          1
                                       6.500            840.74         95
                                       6.250            840.74
    BOYNTON BEACH    FL   33426          1            08/08/03         23
    0436410393                           03           10/01/03          0
    8247728                              O            09/01/33
    0


    8822137          R68/G01             F           48,925.00         ZZ
                                         360         48,925.00          1
                                       6.875            321.40         95
                                       6.625            321.40
    PEMBROKE PINES   FL   33024          1            08/15/03         23
    0436446587                           01           10/01/03          0
    8202782                              O            09/01/33
    0
1




    8822163          W93/G01             F          192,250.00         ZZ
                                         360        192,088.48          1
                                       6.875          1,262.95        100
                                       6.625          1,262.95
    CONIFER          CO   80433          1            07/30/03         23
    0436274518                           05           09/01/03          0
    78488912                             O            08/01/33
    0


    8822185          W93/G01             F          226,500.00         ZZ
                                         360        226,314.34          1
                                       7.000          1,506.91        100
                                       6.750          1,506.91
    CAVE CREEK       AZ   85331          1            07/22/03         23
    0436277420                           03           09/01/03          0
    35491747                             O            08/01/33
    0


    8822191          W93/G01             F           89,850.00         ZZ
                                         360         89,776.34          1
                                       7.000            597.78        107
                                       6.750            597.78
    SUN CITY         AZ   85351          5            07/18/03         23
    0436276141                           01           09/01/03          0
    88462557                             O            08/01/33
    0


    8822203          W93/G01             F          115,350.00         ZZ
                                         360        115,264.39          1
                                       7.500            806.55        103
                                       7.250            806.55
    SCOTTSDALE       AZ   85251          1            07/23/03         23
    0436277313                           09           09/01/03          0
    88493514                             O            08/01/33
    0


    8823473          R68/G01             F          153,100.00         ZZ
                                         360        153,100.00          1
                                       6.750            993.00        106
                                       6.500            993.00
    SUNRISE          FL   33322          1            08/29/03         23
    0436474985                           05           10/01/03          0
    8135430                              O            09/01/33
    0
1




    8823507          U66/G01             F           41,200.00         ZZ
                                         360         41,200.00          1
                                       9.125            335.22        103
                                       8.875            335.22
    PORT ARTHUR      TX   77642          1            08/05/03         23
    0436344154                           05           10/01/03          0
    776                                  O            09/01/33
    0


    8823645          U66/G01             F          154,100.00         ZZ
                                         360        154,100.00          1
                                       7.250          1,051.23        107
                                       7.000          1,051.23
    MAGNOLIA         TX   77355          1            08/06/03         23
    0436358766                           03           10/01/03          0
    0759069                              O            09/01/33
    0


    8824371          W93/G01             F          248,000.00         ZZ
                                         360        247,796.72          1
                                       7.000          1,649.95        100
                                       6.750          1,649.95
    LA PUENTE        CA   91744          1            07/18/03         23
    0436304968                           05           09/01/03          0
    01477916                             O            08/01/33
    0


    8824417          W93/G01             F          130,480.00         ZZ
                                         360        130,364.88          1
                                       6.625            835.48        107
                                       6.375            835.48
    NAMPA            ID   83686          5            07/25/03         23
    0436305718                           03           09/01/03          0
    60480415                             O            08/01/33
    0


    8825285          W82/G01             F           87,000.00         ZZ
                                         360         86,940.13          1
                                       7.875            630.81        102
                                       7.625            630.81
    FAYETTEVILLE     PA   17222          5            07/25/03         23
    0436422422                           05           09/01/03          0
    100                                  O            08/01/33
    0
1




    8825293          W93/G01             F          239,000.00         ZZ
                                         360        238,835.52          1
                                       7.875          1,732.92        100
                                       7.625          1,732.92
    NAMPA            ID   83687          1            07/22/03         23
    0436327761                           05           09/01/03          0
    59467419                             O            08/01/33
    0


    8825321          W93/G01             F          157,723.00         ZZ
                                         360        157,573.34          1
                                       6.250            971.13        103
                                       6.000            971.13
    MERIDIAN         ID   83642          2            07/25/03         23
    0436328686                           03           09/01/03          0
    60480481                             O            08/01/33
    0


    8827543          W93/G01             F          221,450.00         ZZ
                                         360        221,450.00          1
                                       6.500          1,399.72        103
                                       6.250          1,399.72
    STOCKTON         CA   95209          1            08/05/03         23
    0436461099                           05           10/01/03          0
    46460822                             O            09/01/33
    0


    8827551          W93/G01             F          139,750.00         ZZ
                                         360        139,750.00          1
                                       6.750            906.42        106
                                       6.500            906.42
    GLENDALE         AZ   85303          5            08/01/03         23
    0436384374                           03           10/01/03          0
    35492182                             O            09/01/33
    0


    8827567          W93/G01             F          125,000.00         ZZ
                                         360        124,892.38          1
                                       6.750            810.75        100
                                       6.500            810.75
    MESA             AZ   85208          1            07/28/03         23
    0436384432                           03           09/01/03          0
    35491799                             O            08/01/33
    0
1




    8828895          W93/G01             F          121,330.00         ZZ
                                         360        121,225.53          1
                                       6.750            786.95        106
                                       6.500            786.95
    LODI             CA   95240          1            07/23/03         23
    0436420715                           01           09/01/03          0
    46460753                             O            08/01/33
    0


    8828925          W93/G01             F           81,370.00         ZZ
                                         360         81,299.94          1
                                       6.750            527.77        103
                                       6.500            527.77
    TWIN FALLS       ID   83301          1            08/01/03         23
    0436429971                           05           09/01/03          0
    62475603                             O            08/01/33
    0


    8828937          W93/G01             F          242,050.00         ZZ
                                         360        241,825.81          1
                                       6.375          1,510.08        103
                                       6.125          1,510.08
    LOS ANGELES      CA   90042          1            07/28/03         23
    0436426936                           05           09/01/03          0
    51494400                             O            08/01/33
    0


    8828943          W93/G01             F           64,125.00         ZZ
                                         360         64,071.12          1
                                       6.875            421.26         95
                                       6.625            421.26
    BOISE            ID   83704          1            07/30/03         23
    0436426845                           01           09/01/03          0
    60480516                             N            08/01/33
    0


    8829555          W82/G01             F          140,500.00         ZZ
                                         180        140,066.28          1
                                       7.250          1,282.57         96
                                       7.000          1,282.57
    STAFFORD SPRING  CT   06076          5            07/25/03         23
    0436436711                           05           09/01/03          0
    91000434                             O            08/01/18
    0
1




    8829833          U66/G01             F          102,950.00         ZZ
                                         360        102,950.00          1
                                       8.625            800.73         99
                                       8.375            800.73
    SUGAR LAND       TX   77478          1            08/19/03         23
    0436435036                           03           10/01/03          0
    790                                  O            09/01/33
    0


    8830077          W93/G01             F          120,000.00         ZZ
                                         360        120,000.00          1
                                       6.875            788.32        100
                                       6.625            788.32
    PHOENIX          AZ   85029          1            08/06/03         23
    0436420160                           05           10/01/03          0
    5548390                              O            09/01/33
    0


    8830083          W93/G01             F          134,500.00         T
                                         360        134,500.00          1
                                       6.625            861.22        100
                                       6.375            861.22
    BOISE            ID   83714          1            07/29/03         23
    0436420426                           05           10/01/03          0
    59467417                             O            09/01/33
    0


    8830379          W93/G01             F           96,750.00         ZZ
                                         360         96,750.00          1
                                       6.625            619.50        101
                                       6.375            619.50
    JEROME           ID   83338          5            08/11/03         23
    0436440192                           05           10/01/03          0
    62475618                             O            09/01/33
    0


    8830381          W93/G01             F          130,810.00         ZZ
                                         360        130,810.00          1
                                       7.375            903.48        103
                                       7.125            903.48
    MIDDLETON        ID   83644          5            08/11/03         23
    0436440143                           03           10/01/03          0
    60501464                             O            09/01/33
    0
1




    8830383          W93/G01             F          266,000.00         ZZ
                                         360        266,000.00          1
                                       6.625          1,703.23        100
                                       6.375          1,703.23
    LOS ANGELES      CA   90069          1            08/06/03         23
    0436438873                           01           10/01/03          0
    51494412                             O            09/01/33
    0


    8830617          W93/G01             F          124,602.00         ZZ
                                         360        124,602.00          1
                                       6.375            777.36        102
                                       6.125            777.36
    MERIDIAN         ID   83642          1            08/12/03         23
    0436440044                           03           10/01/03          0
    60480459                             O            09/01/33
    0


    8830657          W93/G01             F          152,500.00         ZZ
                                         360        152,500.00          1
                                       7.250          1,040.32        106
                                       7.000          1,040.32
    MESA             AZ   85204          1            08/15/03         23
    0436439897                           05           10/01/03          0
    35492337                             O            09/01/33
    0


    8830663          W93/G01             F          188,000.00         ZZ
                                         360        188,000.00          1
                                       6.750          1,219.37        100
                                       6.500          1,219.37
    COMPTON          CA   90221          1            08/08/03         23
    0436439798                           05           10/01/03          0
    01478082                             O            09/01/33
    0


    8830667          W93/G01             F          125,500.00         ZZ
                                         360        125,500.00          1
                                       6.375            782.96        100
                                       6.125            782.96
    MERIDIAN         ID   83642          1            08/13/03         23
    0436439731                           03           10/01/03          0
    59499770                             O            09/01/33
    0
1




    8830671          W93/G01             F          162,200.00         ZZ
                                         360        162,200.00          1
                                       6.625          1,038.59        107
                                       6.375          1,038.59
    GLENDALE         AZ   85310          1            08/06/03         23
    0436443048                           05           10/01/03          0
    55483882                             O            09/01/33
    0


    8830677          W93/G01             F          108,000.00         ZZ
                                         360        107,909.26          1
                                       6.875            709.49        100
                                       6.625            709.49
    BOISE            ID   83704          1            07/28/03         23
    0436439996                           05           09/01/03          0
    59499773                             O            08/01/33
    0


    8831909          U66/G01             F          138,600.00         ZZ
                                         360        138,600.00          1
                                       8.375          1,053.46         99
                                       8.125          1,053.46
    AUSTIN           TX   78723          1            08/19/03         23
    0436475792                           05           10/01/03          0
    789                                  O            09/01/33
    0


    8831955          W93/G01             F          161,000.00         ZZ
                                         360        161,000.00          1
                                       6.625          1,030.90        100
                                       6.375          1,030.90
    THORNTON         CO   80241          1            08/20/03         23
    0436463368                           01           10/01/03          0
    77490447                             O            09/01/33
    0


    8834719          W93/G01             F          133,600.00         ZZ
                                         360        133,600.00          1
                                       6.500            844.45        100
                                       6.250            844.45
    BOISE            ID   83709          1            08/27/03         23
    0436486328                           03           10/01/03          0
    60501485                             O            09/01/33
    0
1




    8835203          U66/G01             F          125,900.00         ZZ
                                         360        125,900.00          1
                                       8.250            945.84        100
                                       8.000            945.84
    HOUSTON          TX   77089          1            08/28/03         23
    0436480768                           05           10/01/03          0
    769505                               O            09/01/33
    0


    8835959          W93/G01             F          160,000.00         ZZ
                                         360        160,000.00          1
                                       6.875          1,051.09        103
                                       6.625          1,051.09
    PHOENIX          AZ   85044          1            08/15/03         23
    0436491187                           01           10/01/03          0
    88493521                             O            09/01/33
    0

   TOTAL NUMBER OF LOANS   :      5,415

   TOTAL ORIGINAL BALANCE  :   851,191,853.84

   TOTAL PRINCIPAL BALANCE :   850,000,082.55

   TOTAL ORIGINAL P+I      :     5,807,556.51

   TOTAL CURRENT P+I       :     5,807,556.55


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                    EXHIBIT G

                          FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:     REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

------------------------------
Residential Funding Corporation
Authorized Signature

****************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

 Enclosed Documents:          [ ] Promissory Note
                              [ ] Primary Insurance Policy
                              [ ] Mortgage or Deed of Trust
                              [ ] Assignment(s) of Mortgage or Deed of Trust
                              [ ] Title Insurance Policy
                              [ ] Other: ________________________

---------------------------
Name
---------------------------
Title
---------------------------
Date

                                   EXHIBIT H-1


                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT


STATE OF                )
                        )ss.:
COUNTY OF               )


        [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ4, Class R-__ (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ________________] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of
Section 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R-__ Certificates, and (iii) is acquiring the Class R-__ Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R-__ Certificates to disqualified organizations or an electing large partnership under the Code, that applies to all transfers of Class R-__ Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R-__ Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R-__ Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. That the Owner is aware that the Trustee will not register the transfer of any Class R-__ Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6. That the Owner has reviewed the restrictions set forth on the face of the Class R -__ Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R-__ Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R-__ Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

8.      The Owner's Taxpayer Identification Number is ____________________.

9. This affidavit and agreement relates only to the Class R-__ Certificates held by the Owner and not to any other holder of the Class R-__ Certificates. The Owner understands that the liabilities described herein relate only to the Class R-__ Certificates.

10. That no purpose of the Owner relating to the transfer of any of the Class R-__ Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Annex I.

11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R-__ Certificate that the Owner intends to pay taxes associated with holding such Class R-__ Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R-__ Certificate.

12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R-__ Certificates remain outstanding.

13. The Owner is either (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

14. The Owner hereby agrees that it will not cause income from the Class R-__ Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

15. The Owner hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in (a) or (b) are accurate: (a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) The Owner has provided the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

        In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

        Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of ______________ 200__.


                                            [NAME OF OWNER]


                                            By: ____________________________
                                            [Name of Officer]
                                            [Title of Officer]


[Corporate Seal]

ATTEST:


------------------------------
[Assistant] Secretary


               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this        day of , 200_.


                        ------------------------------------------
                        NOTARY PUBLIC


                        COUNTY OF ______________________________
                        STATE OF ________________________________
                        My Commission expires the ___ day of __________, 20__

                                     ANNEX I
                                 TO EXHIBIT H-1

                           DEPARTMENT OF THE TREASURY

                            Internal Revenue Service

                             26 CFR Parts 1 and 602

                                    [TD 9004]

                                  RIN 1545-AW98



                    Real Estate Mortgage Investment Conduits

                AGENCY: Internal Revenue Service (IRS), Treasury.

                           ACTION: Final regulations.

     -----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.

Applicability Date: For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

        The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.

        The collection of information in this regulation is in Sec. 1.860E-1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.

        Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury,

Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:

           Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;

           The accuracy of the estimated burden associated with the collection of information (see below);

          How the quality, utility, and clarity of the information to be collected may be enhanced;

           How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and

           Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.

        An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.

        The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.

        Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

        This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code
(Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

        Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income. Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).

        The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

        The notice of  proposed  rulemaking  also  contained  rules for  FASITs.
Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations. In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.

        Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1),
(b), (e) and 860G(b) of the Code.

        The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

        Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.

        Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a
change  from  the  proposed   regulation  and  Rev.  Proc.   2001-12.  In  those
publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.

        It is anticipated that when final regulations are adopted with respect to FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents
        Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

        It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

        The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

        Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

        Reporting and record keeping requirements.

        Adoption of Amendments to the Regulations

        Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

        Paragraph 1. The authority citation for part 1 continues to read in part as follows:

        Authority: 26 U.S.C. 7805 * * *

                                   EXHIBIT H-2


                         FORM OF TRANSFEROR CERTIFICATE

                                                    ________________, 200__


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Residential Funding Corporation Series 2003-RZ4

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ4, Class R-

Ladies and Gentlemen:

        This letter is delivered to you in connection with the transfer by ________________________ (the "Seller") to ______________________ (the
"Purchaser") of $___________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ4, Class R-__ (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 2003 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit H-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R-__ Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                                            Very truly yours,



                                            -----------------------------------
                                                (Seller)



                                            By: _______________________________
                                            Name: _____________________________
                                            Title: ____________________________

                                    EXHIBIT I


                     FORM OF INVESTOR REPRESENTATION LETTER

                                                           ___________, 20__
Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

Attention: Residential Funding Corporation Series 2003-RZ4

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ4, Class SB

Ladies and Gentlemen:

        ____________________________________   (the   "Purchaser")   intends  to
purchase from (the "Seller") $___________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ4, Class SB (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 2003 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4. The Purchaser has been  furnished  with, and has had an opportunity to review
(a) [a copy of the Private Placement Memorandum, dated ________________, 20__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any
Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in (a) or (b) are correct:

(a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) The Purchaser has provided the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.


                                            Very truly yours,



                                            ----------------------------------
                                                 (Purchaser)



                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________

                                    EXHIBIT J


                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                                         ___________, 20__


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Residential Funding Corporation Series 2003-RZ4

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ4, Class SB

Ladies and Gentlemen:

        In connection with the sale by ____________ (the "Seller") to _______________ (the "Purchaser") of $_______ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ4, Class SB (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 2003 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

        Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                            Very truly yours,



                                            -----------------------------------
                                                (Seller)



                                            By: _______________________________
                                            Name: _____________________________
                                            Title: ____________________________

                                    EXHIBIT K

                         FORM OF FORM 10-K CERTIFICATION


        I, [identify the certifying individual], certify that:

1. I have reviewed the annual report on Form 10-K for the fiscal year [____], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of September 1, 2003 (the "P&S Agreement") among Residential Asset
Securities Corporation (the "Company"), Residential Funding Corporation (the "Master Servicer") and JPMorgan Chase Bank (the "Trustee");

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the P&S Agreement for inclusion in these reports is included in these reports;

4. I am  responsible  for  reviewing  the  activities  performed  by the  Master
Servicer under the P&S Agreement and based upon my knowledge and the annual compliance review required under the P&S Agreement, and, except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the P&S Agreement; and

5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the P&S Agreement, that is included in these reports.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.



                                           ----------------------------
                                           Name:
                                           Title:


* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                    EXHIBIT L

                    FORM OF BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATION


        The  undersigned,   a  Responsible  Officer  of  [______________]   (the
"Trustee") certifies that:

1. The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing
Agreement dated as of September 1, 2003 (the "Agreement") by and among Residential Asset Mortgage Products, Inc. as depositor, Residential Funding Corporation, as master servicer, and the Trustee in accordance with the standards set forth therein.

2. Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the Agreement is accurate as of the last day of the 20[ ] calendar year.

        Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.



                                           ----------------------------
                                           Name:
                                           Title:

                                    EXHIBIT M


          FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                ___________, 20__


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Residential Funding Corporation Series 2003-RZ4

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ4 Assignment of Mortgage Loan

Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by ________________ (the "Trustee") to ______________________ (the "Lender") of
_______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 2003 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

        (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

        (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

        (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

        (iv) such assignment is at the request of the borrower under the related Mortgage Loan.


                                            Very truly yours,



                                            -----------------------------------
                                                (Lender)



                                            By: _______________________________
                                            Name: _____________________________
                                            Title: ____________________________

                                    EXHIBIT N


                   FORM OF RULE 144A INVESTMENT REPRESENTATION

             Description of Rule 144A Securities, including numbers:
                 ===============================================
                 ===============================================

               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

               1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

               2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of September 1, 2003 among Residential Funding Corporation as Master Servicer, Residential Asset Mortgage Products, Inc. as depositor pursuant to Section 5.02 of the Agreement and JPMorgan Chase Bank, as trustee, as follows:

                      a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                      b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                      c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                      d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                      e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               3. The Buyer hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in (a) or (b) are correct:

                      a. The Buyer is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

                      b. The Buyer has provided the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

               In addition, the Buyer hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Buyer will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

                                       [Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

                                         Print Name of Buyer __________________
Print Name of Seller _______________
By: ________________________________     By: ________________________________
     Name:                                    Name:
     Title:                                   Title:
Taxpayer Identification:                 Taxpayer Identification:
No._________________________________     No._______________________________
Date:_______________________________     Date:_____________________________

                              ANNEX 1 TO EXHIBIT N


                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                   [For Buyers Other Than Registered Investment Companies]

        The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

        1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

        2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $___________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

____ Corporations, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

____ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

____ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

____ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

____ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S.
     Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

____ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

____ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

        3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

        4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

        5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

___     ___    Will the Buyer be purchasing the Rule 144A
Yes     No     Securities only for the Buyer's own account?

        6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

        7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                            --------------------------------
                                            Print Name of Buyer

                                            By: ____________________________
                                                Name:
                                                Title:


                                            Date: __________________________

                              ANNEX 2 TO EXHIBIT N


                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A


                    [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

               1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

               2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $_____________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
        144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

               3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

               5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

               6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                            -----------------------------------
                                            Print Name of Buyer


                                            By: _______________________________
                                                Name:
                                                Title:



                                            IF AN ADVISER:

                                            Print Name of Buyer


                                            By: _______________________________
                                                Name:
                                                Title:


                                                Date: _________________________

                                    EXHIBIT O


                       FORM OF ERISA REPRESENTATION LETTER

                                                            ___________, 20__


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

Attention: Residential Funding Corporation Series 2003-RZ4

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ4, Class SB

Ladies and Gentlemen:

               [____________________________________]  (the "Purchaser") intends
        to  purchase  from   [______________________________]   (the   "Seller")
        $[____________] Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ4, Class ____ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 2003 among Residential Asset Mortgage Products, Inc., as the company (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer") and JPMorgan Chase Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that:

               (a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

               (b) The Purchaser has provided the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

               In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.


                                            Very truly yours,



                                            ----------------------------------
                                                (Purchaser)



                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________

                                    EXHIBIT P


                       FORM OF ERISA REPRESENTATION LETTER

                                                         ___________, 20__


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

Attention: Residential Funding Corporation Series 2003-RZ4

               Re:    Residential Asset Mortgage Products, Inc.
                      Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ4, Class M-

Ladies and Gentlemen:

               [____________________________________]  (the "Purchaser") intends to purchase from [______________________________] (the "Seller") $[____________]
Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through, Series 2003-RZ4 (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 2003, among Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.

               The Purchaser hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Master Servicer that, either:

               (a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

               (b) The Purchaser is an insurance company, the source of funds to be used by which to purchase the certificates is an "insurance company general account", as the term is defined in DOL Prohibited Transaction Class Exemption 95-60, and the conditions in Sections I and III of PTCE 95-60 have been satisfied.

               In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Seller, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any ERISA plan or person unless that ERISA plan or person meets the requirements in either (a) or
(b) above.


                                            Very truly yours,


                                            By: _______________________________
                                            Name: _____________________________
                                            Title: ____________________________

                                    EXHIBIT Q

                      CERTIFICATE GUARANTY INSURANCE POLICY

                                   EXHIBIT R

INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number

Transaction Identifier
Unpaid Principal  Balance prior to Modification
Next Due Date
Monthly Principal and Interest  Payment
Total Servicing  Advances
Current  Interest Rate
Original Maturity  Date
Original Term to Maturity  (Months)
Remaining  Term to Maturity(Months)
Trial  Modification  Indicator
Mortgagor  Equity  Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial  Modification  End Date
Trial  Modification  Period Principal and Interest Payment
Trial Modification  Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest  Rate  Post  Modification
Rate  Reduction  Start  Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance  Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan